UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-03213

NATIONWIDE VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 through December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

AllianceBernstein NVIT Global Fixed Income Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

10	Statement of Investments

19	Statement of Assets and Liabilities

21	Statement of Operations

22	Statements of Changes in Net Assets

24	Financial Highlights

25	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Supplemental Information

36	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-GFI (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund’s value is not guaranteed by the U.S. government or any government agency.

Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss as well as greater price volatility than that of funds that invest in higher-rated debt securities.

Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, redemption risk, extension risk, and mortgage-backed and asset-backed securities risk to varying degrees.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

The Fund is subject to risks associated with investing in derivatives.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) Global Aggregate Bond Index: An unmanaged index that provides a broad-based measure of the performance of the global investment-grade fixed-income markets.

2	Annual Report 2010

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of AllianceBernstein L.P.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of AllianceBernstein L.P.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

AllianceBernstein NVIT Global Fixed Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the AllianceBernstein NVIT Global Fixed Income Fund (Class III at NAV) returned 8.24% versus 5.55% for its benchmark, the Barclays Capital (BARCAP) Global Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Global Income Funds (consisting of 48 funds as of December 31, 2010) was 8.73% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund significantly outperformed its benchmark during the reporting period. The Fund’s underweight position to peripheral Europe, which underperformed, was a positive factor. The Fund’s overweight position to commercial mortgage-backed securities (CMBS) and its exposure to non-investment-grade corporates, both of which outperformed, also contributed positively to relative Fund performance. The Fund’s higher-beta corporate holdings, particularly financials, which outperformed during the reporting period, contributed to Fund performance. Overall country positioning, specifically the Fund’s underweight to Japan and overweight to the United States, was positive. The Fund’s yield curve positioning (United States and Europe), specifically an overweight in the five- to 10-year maturity area of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) also was a strong positive contributor to Fund performance.

What areas of investment detracted from Fund performance?

The Fund’s underweight to Agency mortgages, which performed well, detracted from Fund performance during the reporting period. The Fund’s overall currency positioning also detracted modestly from Fund performance. Positive attribution from long positions in the Australian dollar and Swedish krona, as well as a short position in the euro were more than offset by a short position in the yen and a long exposure to the Norwegian krone.

What was the impact of investments in derivatives on Fund performance?

All derivatives utilized in the Fund are for hedging and risk mitigation purposes. The Fund’s investments in derivatives during the reporting period included exchange-traded bond futures and currency forwards. These instruments are used to reduce the risk of the overall Fund by hedging out risks that the portfolio management team finds undesirable in the account. These derivatives are very liquid and marked-to-market each day. The impact of the derivatives on Fund performance was negligible.

What is your outlook for the near term?

We expect most industrialized countries’ economies to grow faster in 2011, albeit at increasingly divergent speeds. In the developing world, we foresee a slowdown in growth from the rapid pace of 2010 as many emerging-market economies tighten monetary policy to dampen rising inflation. China lifted deposit and lending rates in late December, and we expect it and other emerging economies, such as Brazil, to raise interest rates further in 2011. Some developed economies, such as Australia, are already raising official interest rates. In other economies, such as the United States and the eurozone, the rate of unemployment remains high and inflation is subdued. Nevertheless, at some point—perhaps before the end of 2011—we expect central banks to begin to gradually unwind their monetary stimulus measures as data confirm the economic recovery is intact.

In the eurozone, we expect the European Central Bank (ECB) to respond to signs of faster growth in core members Germany and France, while keeping special facilities in place for troubled peripheral nations. An area of ongoing concern for the global outlook is the continuing sovereign-debt crisis in Europe. While some progress has been made, policymakers have thus far failed to resolve the crisis. Until a resolution is found, we expect the ECB to continue to provide support when necessary. Relatively high yields on peripheral eurozone sovereign debt reflect significant risk. Due to heightened sovereign risk, the Fund is short the euro, and we are maintaining our peripheral eurozone underweight. It should be noted, however, that our decision-making around this underweight factors in the associated opportunity cost. The Fund remains overweight in the core eurozone, the United States and the United Kingdom, and underweight in Japan.

2010 Annual Report	5

We have modestly shortened the Fund’s average duration to make it less vulnerable to the effect of rising interest rates. Furthermore, yield curves remain steep compared to history, providing a measure of natural protection against rising rates. In addition, our risk-taking continues to be concentrated in nongovernment sectors such as corporate credit and commercial mortgage-backed securities (CMBS). The higher yields offered in these sectors should also help cushion the impact of rising rates on the portfolio. In 2009 and 2010, as the economy and financial markets recovered from the crisis, credit spreads narrowed enormously, and the sector delivered unprecedented excess returns. With significant further spread compression unlikely and overall yield levels likely to rise, we expect returns to be much more modest in 2011; nongovernment sectors’ excess returns will, we expect, be largely in line with their incremental yield advantage.

In the Fund’s currency positioning, we continue to identify opportunities in countries that benefit from solid momentum in global economic growth. We have paired: a short position in the euro and a short in the British pound with a long position in the Swedish krona; a short in the Canadian dollar with a long position in the Australian dollar; and a short in the yen with a long position in the South Korean won.

Subadviser:

AllianceBernstein L.P.

Portfolio Managers:

Paul J. DeNoon, Scott DiMaggio, Arif Husain, Douglas J. Peebles and Matthew Sheridan

6	Annual Report 2010

Fund Performance	AllianceBernstein NVIT Global Fixed Income Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class III	8.24%	13.08%
Class VI	7.75%	12.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2009.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class III	1.52%	0.83%
Class VI	1.77%	1.08%

*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the AllianceBernstein NVIT Global Fixed Income Fund versus performance of the Barclays Capital Global Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance of these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays Capital Global Aggregate Bond Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder	AllianceBernstein NVIT Global Fixed Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

AllianceBernstein NVIT Global Fixed Income Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class III Shares	Actual		1,000.00	1,071.60	2.40	0.46
	Hypothetical	[b]	1,000.00	1,022.89	2.35	0.46
Class VI Shares	Actual		1,000.00	1,067.80	5.63	1.08
	Hypothetical	[b]	1,000.00	1,019.76	5.50	1.08

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	AllianceBernstein NVIT Global Fixed Income Fund

Asset Allocation
Sovereign Bonds	47.1%
Corporate Bonds	33.1%
U.S. Treasury Notes	10.9%
Commercial Mortgage Backed Securities	3.4%
U.S. Government Sponsored & Agency Obligations	2.2%
U.S. Treasury Bond	1.1%
Municipal Bonds	0.5%
Yankee Dollars	0.3%
Mutual Fund	0.2%
Other assets in excess of liabilities	1.2%

100.0%

Top Industries †
Commercial Banks	5.0%
Diversified Financial Services	3.5%
Oil, Gas & Consumable Fuels	2.9%
Media	1.9%
Insurance	1.7%
Health Care Providers & Services	1.6%
Diversified Telecommunication Services	1.6%
Electric Utilities	1.5%
Metals & Mining	1.3%
Capital Markets	1.2%
Other Industries	77.8%

100.0%

Top Holdings †
European Investment Bank, 1.40%, 6/20/2017	4.2%
U.S. Treasury Note, 0.38%, 10/31/2012	3.3%
Bundesrepublik Deutschland, 6.25%, 1/4/2030	3.2%
Australian Government Bond, 5.75%, 4/15/2012	2.7%
United Kingdom Gilt, 4.75%, 12/7/2030	2.6%
Austria Government Bond, 4.00%, 9/15/2016	2.5%
U.S. Treasury Note, 4.50%, 11/15/2015	2.5%
Bundesrepublik Deutschland, 3.50%, 1/4/2016	2.1%
Italy Buoni Poliennali Del Tesoro, 3.75%, 3/1/2021	2.0%
France Government Bond OAT, 5.00%, 10/25/2016	2.0%
Other Holdings	72.9%

100.0%

Top Countries †
United States	40.3%
United Kingdom	10.8%
Canada	7.8%
Germany	6.4%
Supranational	4.6%
Netherlands	4.1%
France	4.0%
Australia	3.2%
Austria	2.5%
Italy	2.0%
Other Countries	14.3%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

AllianceBernstein NVIT Global Fixed Income Fund

Corporate Bonds 33.1%

	Principal Amount	Market Value

AUSTRALIA 0.5%
Capital Markets 0.3%
Macquarie Bank Ltd., 6.50%, 05/31/17 (a)	AUD 30,000	$29,893
Macquarie Group Ltd., 7.63%, 08/13/19 (b)	$ 75,000	81,761

		111,654

Commercial Banks 0.0%†
National Capital Trust II, 5.49%, 03/23/15 (b)(c)	18,000	17,340

Road & Rail 0.2%
Asciano Finance Ltd., 4.63%, 09/23/20 (b)	69,000	63,991

		192,985

BERMUDA 0.4%
Diversified Financial Services 0.3%
Noble Group Ltd., 6.75%, 01/29/20 (b)	100,000	110,752

Machinery 0.1%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 04/15/14	25,000	30,118

		140,870

CANADA 0.9%
Commercial Banks 0.3%
Royal Bank of Canada, 4.63%, 01/22/18	EUR 75,000	107,739

Diversified Telecommunication Services 0.3%
Bell Canada, 4.85%, 06/30/14	CAD 83,000	88,267
TELUS Corp., 4.95%, 05/15/14	30,000	31,920

		120,187

Oil, Gas & Consumable Fuels 0.3%
Husky Energy, Inc., 7.25%, 12/15/19	85,000	100,930

		328,856

CAYMAN ISLANDS 0.5%
Metals & Mining 0.2%
Vale Overseas Ltd., 6.88%, 11/21/36	$ 60,000	65,493

Oil, Gas & Consumable Fuels 0.3%
Petrobras International Finance Co., 5.75%, 01/20/20	120,000	124,508

		190,001

COLOMBIA 0.1%
Oil, Gas & Consumable Fuels 0.1%
Ecopetrol SA, 7.63%, 07/23/19	41,000	47,355

Corporate Bonds (continued)

	Principal Amount		Market Value

FRANCE 0.6%
Commercial Banks 0.4%
BNP Paribas, 4.80%, 06/24/15 (b)		$75,000	$78,622
Societe Generale, 2.50%, 01/15/14 (b)		100,000	99,898

			178,520

Diversified Financial Services 0.2%
HSBC Covered Bonds France, 3.38%, 01/20/17	EUR	50,000	67,295

			245,815

IRELAND 0.6%
Diversified Financial Services 0.4%
TransCapitalInvest Ltd. for OJSC AK Transneft, 7.70%, 08/07/13 (b)		$135,000	150,026

Insurance 0.2%
XL Group PLC, 5.25%, 09/15/14		82,000	84,493

			234,519

JAPAN 0.3%
Consumer Finance 0.3%
ORIX Corp., 4.71%, 04/27/15		97,000	98,235

LUXEMBOURG 1.9%
Commercial Banks 0.6%
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.75%, 05/29/18 (b)		123,000	133,148
Unicredito Luxembourg Finance SA, 6.00%, 10/31/17 (b)		100,000	97,790

			230,938

Construction Materials 0.0%†
Holcim US Finance Sarl & Cie SCS, 6.00%, 12/30/19 (b)		11,000	11,423

Diversified Telecommunication Services 0.2%
Telecom Italia Capital SA, 5.25%, 11/15/13		55,000	57,299

Industrial Conglomerates 0.2%
Tyco International Finance SA, 8.50%, 01/15/19		50,000	63,999

Metals & Mining 0.5%
ArcelorMittal, 9.00%, 02/15/15		75,000	89,266

10	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount		Market Value

LUXEMBOURG (continued)
Metals & Mining (continued)
Steel Capital SA, 9.75%, 07/29/13 (b)		$100,000	$111,380

			200,646

Oil, Gas & Consumable Fuels 0.4%
Gaz Capital SA, 6.21%, 11/22/16 (b)		130,000	137,800

			702,105

MALAYSIA 0.3%
Oil, Gas & Consumable Fuels 0.3%
Petronas Capital Ltd., 5.25%, 08/12/19 (b)		100,000	107,489

MEXICO 0.3%
Wireless Telecommunication Services 0.3%
America Movil SAB de CV, 5.00%, 03/30/20		100,000	103,945

NETHERLANDS 0.9%
Chemicals 0.3%
Bayer Capital Corp. BV, 4.63%, 09/26/14	EUR	65,000	93,180

Commercial Banks 0.1%
ABN Amro Bank NV, 4.31%, 03/10/16(c)		55,000	50,713

Consumer Finance 0.2%
BMW Finance NV, 2.88%, 04/18/13		60,000	81,565

Oil, Gas & Consumable Fuels 0.3%
KazMunayGas National Co., 9.13%, 07/02/18(b)		$100,000	117,000

			342,458

SPAIN 0.6%
Commercial Banks 0.6%
Banco Bilbao Vizcaya Argentaria SA, 3.25%, 01/24/16	EUR	100,000	124,370
Banco Santander SA, 2.99%, 10/07/13(b)		100,000	97,147

			221,517

Corporate Bonds (continued)

	Principal Amount		Market Value

SWEDEN 0.3%
Thrifts & Mortgage Finance 0.3%
Nordea Hypotek AB, 4.25%, 02/06/14	EUR	75,000	$106,267

SWITZERLAND 0.3%
Commercial Banks 0.2%
UBS AG, 5.63%, 05/19/14		45,000	65,243

Energy Equipment & Services 0.1%
Weatherford International Ltd., 5.15%, 03/15/13		$40,000	42,430

			107,673

UNITED KINGDOM 3.1%
Commercial Banks 1.7%
Bank of Scotland PLC, 4.75%, 06/08/22	EUR	100,000	133,437
Barclays Bank PLC, 4.75%, 03/15/20 (c)		70,000	61,269
Lloyds TSB Bank PLC 4.00%, 11/17/11	GBP	90,000	143,772
4.38%, 01/12/15 (b)		$100,000	99,977
Royal Bank of Scotland PLC (The), 4.88%, 08/25/14 (b)		100,000	102,417
Standard Chartered Bank, 6.40%, 09/26/17 (b)		EUR 100,000	107,002

			647,874

Diversified Financial Services 0.1%
AngloGold Ashanti Holdings PLC, 5.38%, 04/15/20		$50,000	52,000

Diversified Telecommunication Services 0.3%
British Telecommunications PLC, 9.88%, 12/15/30		77,000	102,628

Media 0.3%
WPP Finance UK, 8.00%, 09/15/14		100,000	115,045

Metals & Mining 0.4%
Anglo American Capital PLC, 9.38%, 04/08/19 (b)		100,000	134,513

Thrifts & Mortgage Finance 0.3%
Nationwide Building Society, 4.65%, 02/25/15 (b)		100,000	100,815

			1,152,875

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

AllianceBernstein NVIT Global Fixed Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

UNITED STATES 21.5%
Airlines 0.2%
Southwest Airlines Co. 5.25%, 10/01/14		$35,000	$36,811
5.75%, 12/15/16		35,000	37,054

			73,865

Automobiles 0.2%
Ford Motor Co., 7.45%, 07/16/31		55,000	58,919

Building Products 0.2%
Owens Corning, 9.00%, 06/15/19		70,000	82,124

Capital Markets 0.9%
Goldman Sachs Group, Inc. (The) 6.00%, 06/15/20		40,000	43,226
7.50%, 02/15/19		45,000	52,470
Jefferies Group, Inc., 6.88%, 04/15/21		37,000	38,453
Morgan Stanley 4.00%, 07/24/15		100,000	100,519
5.50%, 07/24/20		100,000	101,027

			335,695

Chemicals 0.3%
Dow Chemical Co. (The), 8.55%, 05/15/19		72,000	90,234
Eastman Chemical Co., 5.50%, 11/15/19		12,000	12,626

			102,860

Commercial Banks 0.9%
Commerzbank Capital Funding Trust I, 5.01%, 04/12/16 (d)	EUR	100,000	78,174
U.S. Bank, NA, 4.38%, 02/28/17 (a)		50,000	65,388
Wells Fargo & Co., 4.38%, 01/31/13		$200,000	211,650

			355,212

Commercial Services & Supplies 0.5%
ACCO Brands Corp., 10.63%, 03/15/15		30,000	33,750
Aviation Capital Group, 7.13%, 10/15/20 (b)		68,000	69,259
Republic Services, Inc., 5.25%, 11/15/21		97,000	102,226

			205,235

Consumer Finance 0.4%
American Express Co., 7.25%, 05/20/14		33,000	37,594

Corporate Bonds (continued)

	Principal Amount	Market Value

UNITED STATES (continued)
Consumer Finance (continued)
Nissan Motor Acceptance Corp., 4.50%, 01/30/15 (b)	$66,000	$68,530
SLM Corp., 8.45%, 06/15/18	60,000	62,362

		168,486

Diversified Financial Services 2.4%
Bank of America Corp., 4.90%, 05/01/13	275,000	286,718
Citigroup, Inc., 5.50%, 04/11/13	220,000	234,263

General Electric Capital Corp., 5.63%, 05/01/18	135,000	147,219
Harley-Davidson Funding Corp., 5.75%, 12/15/14 (b)	59,000	62,004
JPMorgan Chase & Co., 6.75%, 02/01/11	125,000	125,551
Teco Finance, Inc. 4.00%, 03/15/16	20,000	20,393
5.15%, 03/15/20	25,000	25,919
Textron Financial Corp., 5.40%, 04/28/13	11,000	11,399

		913,466

Diversified Telecommunication Services 0.8%
AT&T, Inc., 5.60%, 05/15/18	150,000	167,362
Embarq Corp., 7.08%, 06/01/16	70,000	77,413
Windstream Corp., 8.63%, 08/01/16	48,000	50,520

		295,295

Electric Utilities 1.4%
Allegheny Energy Supply Co. LLC, 5.75%, 10/15/19 (b)	105,000	105,687
CMS Energy Corp., 8.75%, 06/15/19	43,000	50,577
Edison Mission Energy, 7.00%, 05/15/17	77,000	61,022
FirstEnergy Solutions Corp., 6.05%, 08/15/21	77,000	79,100
NiSource Finance Corp., 6.80%, 01/15/19	75,000	86,775
Oncor Electric Delivery Co. LLC, 5.95%, 09/01/13	90,000	99,653
Southern Co. (The), 4.15%, 05/15/14	39,000	41,047
Union Electric Co., 6.70%, 02/01/19	15,000	17,485

		541,346

12	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

UNITED STATES (continued)
Energy Equipment & Services 0.6%
Antero Resources Finance Corp., 9.38%, 12/01/17	$14,000	$14,648
EQT Corp., 8.13%, 06/01/19	46,000	53,521
Hess Corp., 8.13%, 02/15/19	34,000	42,955
Marathon Oil Corp., 7.50%, 02/15/19	25,000	31,048
Nabors Industries, Inc., 6.15%, 02/15/18	71,000	75,782

		217,954

Food & Staples Retailing 0.5%
Ahold Finance USA LLC, 6.88%, 05/01/29	75,000	83,563
CVS Caremark Corp., 6.60%, 03/15/19	35,000	40,980
SUPERVALU, Inc., 8.00%, 05/01/16	50,000	47,875

		172,418

Food Products 0.4%
Bunge Ltd. Finance Corp., 8.50%, 06/15/19	68,000	79,732
Kraft Foods, Inc., 6.13%, 08/23/18	75,000	85,755

		165,487

Gas Utilities 0.4%
DCP Midstream LLC 9.75%, 03/15/19 (b)	25,000	32,308
5.35%, 03/15/20 (b)	15,000	15,547
Dynegy Holdings, Inc., 8.38%, 05/01/16	68,000	50,830
Williams Partners LP, 5.25%, 03/15/20	44,000	45,610

		144,295

Health Care Equipment & Supplies 0.1%
Bausch & Lomb, Inc., 9.88%, 11/01/15	40,000	42,800

Health Care Providers & Services 1.6%
CIGNA Corp., 5.13%, 06/15/20	60,000	62,194
Coventry Health Care, Inc. 6.30%, 08/15/14	55,000	58,076
6.13%, 01/15/15	10,000	10,413
5.95%, 03/15/17	15,000	15,250
Express Scripts, Inc., 5.25%, 06/15/12	75,000	79,159
HCA, Inc., 8.50%, 04/15/19	10,000	10,950

Corporate Bonds (continued)

	Principal Amount	Market Value

UNITED STATES (continued)
Health Care Providers & Services (continued)
Humana, Inc. 6.45%, 06/01/16	$10,000	$10,939
7.20%, 06/15/18	63,000	71,168
6.30%, 08/01/18	10,000	10,786
McKesson Corp., 5.25%, 03/01/13	90,000	96,665
UnitedHealth Group, Inc., 6.00%, 02/15/18	30,000	34,054
Universal Health Services, Inc., 7.13%, 06/30/16	60,000	65,050
WellPoint, Inc. 5.88%, 06/15/17	20,000	22,356
7.00%, 02/15/19	23,000	27,074
4.35%, 08/15/20	40,000	39,689

		613,823

Hotels, Restaurants & Leisure 0.3%
Marriott International, Inc., 6.20%, 06/15/16	35,000	38,267
Wyndham Worldwide Corp., 6.00%, 12/01/16	69,000	72,204

		110,471

Household Durables 0.7%
Mohawk Industries, Inc., 6.88%, 01/15/16	66,000	70,785
Newell Rubbermaid, Inc., 4.70%, 08/15/20	70,000	69,436
Toll Brothers Finance Corp., 8.91%, 10/15/17	25,000	29,497
Whirlpool Corp., 8.60%, 05/01/14	73,000	84,176

		253,894

Household Products 0.3%
Jarden Corp., 7.50%, 01/15/20	100,000	104,250

Independent Power Producers & Energy Traders 0.6%
AES Corp. (The) 7.75%, 03/01/14	24,000	25,620
7.75%, 10/15/15	5,000	5,338
Constellation Energy Group, Inc., 5.15%, 12/01/20	75,000	73,837
GenOn Energy, Inc., 7.63%, 06/15/14	65,000	66,462
NRG Energy, Inc., 7.25%, 02/01/14	65,000	66,300

		237,557

Information Technology Services 0.2%
Western Union Co. (The), 5.93%, 10/01/16	83,000	92,922

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

AllianceBernstein NVIT Global Fixed Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

UNITED STATES (continued)
Insurance 1.5%
Aflac, Inc., 3.45%, 08/15/15	$15,000	$15,239
Guardian Life Insurance Co. of America, 7.38%, 09/30/39 (b)	35,000	40,744
Hartford Financial Services Group, Inc. 4.00%, 03/30/15	47,000	47,128
6.30%, 03/15/18	40,000	42,596
ING Capital Funding Trust III, 3.90%, 03/31/11 (c)	40,000	36,900
Liberty Mutual Group, Inc., 7.80%, 03/15/37 (b)	37,000	36,445
Lincoln National Corp., 8.75%, 07/01/19	19,000	23,766
Markel Corp., 7.13%, 09/30/19	27,000	29,320
Massachusetts Mutual Life Insurance Co., 8.88%, 06/01/39 (b)	45,000	60,229
Metropolitan Life Global Funding I, 5.13%, 06/10/14 (b)	100,000	108,775
Principal Financial Group, Inc., 7.88%, 05/15/14	50,000	57,603
Prudential Financial, Inc. 5.15%, 01/15/13	46,000	49,064
6.20%, 01/15/15	10,000	11,028
7.38%, 06/15/19	5,000	5,895

		564,732

Life Sciences Tools & Services 0.0%†
Agilent Technologies, Inc., 5.00%, 07/15/20	15,000	15,227

Machinery 0.2%
Case New Holland, Inc., 7.88%, 12/01/17 (b)	26,000	28,405
Parker Hannifin Corp., 5.50%, 05/15/18	37,000	41,328

		69,733

Media 1.6%
CBS Corp., 8.20%, 05/15/14	65,000	75,822
CCO Holdings LLC/CCO Holdings Capital Corp. 7.88%, 04/30/18	12,000	12,420
8.13%, 04/30/20	5,000	5,262
Comcast Corp., 5.90%, 03/15/16	40,000	44,781
CSC Holdings LLC, 8.50%, 04/15/14	28,000	30,765
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.75%, 10/01/14	30,000	31,973

Corporate Bonds (continued)

	Principal Amount	Market Value

UNITED STATES (continued)
Media (continued)
Interpublic Group of Cos., Inc. (The), 6.25%, 11/15/14	$33,000	$35,599
Time Warner Cable, Inc., 7.50%, 04/01/14	125,000	143,351
Time Warner, Inc., 7.63%, 04/15/31	96,000	116,706
Univision Communications, Inc., 12.00%, 07/01/14 (b)	7,000	7,665
Viacom, Inc., 5.63%, 09/15/19	76,000	84,441

		588,785

Metals & Mining 0.2%
Alcoa, Inc., 6.75%, 07/15/18	30,000	32,688
United States Steel Corp., 6.05%, 06/01/17	50,000	49,312

		82,000

Multi-Utilities 0.5%
Ameren Corp., 8.88%, 05/15/14	54,000	60,759
DTE Energy Co., 7.63%, 05/15/14	28,000	32,274
Sempra Energy, 6.50%, 06/01/16	75,000	87,068

		180,101

Multiline Retail 0.2%
J.C. Penney Corp., Inc., 5.65%, 06/01/20	70,000	67,025

Office Electronics 0.2%
Xerox Corp. 8.25%, 05/15/14	30,000	35,018
4.25%, 02/15/15	20,000	20,927

		55,945

Oil, Gas & Consumable Fuels 1.2%
Anadarko Petroleum Corp., 5.95%, 09/15/16	72,000	77,349
ConocoPhillips, 6.00%, 01/15/20	80,000	93,140
Noble Energy, Inc., 8.25%, 03/01/19	75,000	93,719
Tesoro Corp., 6.50%, 06/01/17	33,000	33,083
Valero Energy Corp. 6.88%, 04/15/12	50,000	53,209
9.38%, 03/15/19	50,000	62,064
Williams Cos., Inc. (The), 7.88%, 09/01/21	22,000	25,967

		438,531

14	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

UNITED STATES (continued)
Paper & Forest Products 0.5%
Georgia-Pacific LLC, 5.40%, 11/01/20 (b)	$30,000	$29,660
International Paper Co., 7.95%, 06/15/18	50,000	59,498
Weyerhaeuser Co., 7.38%, 03/15/32	100,000	101,089

		190,247

Pharmaceuticals 0.1%
Mylan, Inc. 7.63%, 07/15/17 (b)	10,000	10,638
7.88%, 07/15/20 (b)	24,000	25,860

		36,498

Real Estate Investment Trusts (REITs) 0.3%
WEA Finance LLC / WT Finance Aust Pty Ltd., 5.75%, 09/02/15 (b)	100,000	108,332

Road & Rail 0.3%
Con-way, Inc., 6.70%, 05/01/34	54,000	49,544
Hertz Corp., 8.88%, 01/01/14	31,000	31,697
Ryder System, Inc. 7.20%, 09/01/15	20,000	22,938
5.85%, 11/01/16	24,000	26,367

		130,546

Software 0.4%
Oracle Corp., 5.75%, 04/15/18	120,000	137,273

Tobacco 0.2%
Altria Group, Inc., 9.70%, 11/10/18	45,000	59,365

Wireless Telecommunication Services 0.2%
American Tower Corp., 5.05%, 09/01/20	75,000	73,758
Cricket Communications, Inc., 7.75%, 05/15/16	15,000	15,562

		89,320

		8,102,034

Total Corporate Bonds (cost $11,295,668)		12,424,999

Commercial Mortgage Backed Securities 3.4%

	Principal Amount	Market Value

UNITED STATES 3.4%
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 09/10/47	$155,000	$162,222
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.81%, 12/10/49(a)	138,238	148,733
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A4, 5.55%, 05/12/45	200,000	213,679
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.16%, 02/15/31	125,000	133,522
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.42%, 02/15/40	180,000	189,025
Merrill Lynch / Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4, 5.41%, 07/12/46(a)	155,000	163,381
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.83%, 06/12/50(a)	125,000	133,122
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.65%, 06/11/42(a)	125,000	135,744

Total Commercial Mortgage Backed Securities (cost $913,764)		1,279,428

Municipal Bonds 0.5%
UNITED STATES 0.5%
Municipal Bonds 0.5%
San Diego County Water Authority, 6.14%, 05/01/49	75,000	75,104
State of California, 7.63%, 03/01/40	80,000	83,473
Texas State Transportation Commission, 5.18%, 04/01/30	45,000	44,580

Total Municipal Bonds (cost $201,665)		203,157

2010 Annual Report	15

Statement of Investments (Continued)

December 31, 2010

AllianceBernstein NVIT Global Fixed Income Fund (Continued)

Sovereign Bonds 47.1%

	Principal Amount		Market Value

AUSTRALIA 2.7%
Australian Government Bond, 5.75%, 04/15/12	AUD	974,000	$1,005,960

AUSTRIA 2.5%
Austria Government Bond, 4.00%, 09/15/16(b)	EUR	650,000	930,804

BELGIUM 1.3%
Belgium Government Bond, 3.75%, 09/28/15		361,000	493,750

CANADA 6.6%
Canadian Government Bond 3.50%, 06/01/13	CAD	489,000	511,446
4.25%, 06/01/18		410,000	450,728
Province of British Columbia, Canada, 4.25%, 06/18/14		125,000	133,957
Province of Ontario, Canada, 4.75%, 06/02/13		544,000	581,992
Province of Quebec Canada 4.25%, 02/27/13	EUR	155,000	217,477
5.25%, 10/01/13	CAD	534,000	581,466

			2,477,066

COLOMBIA 0.6%
Colombia Government International Bond, 7.75%, 04/14/21	COP	381,000,000	235,645

FRANCE 3.3%
Compagnie de Financement Foncier 4.38%, 11/19/14	EUR	100,000	142,342
4.63%, 09/23/17		19,000	27,095
France Government Bond OAT
3.50%, 04/25/15		233,000	329,445
5.00%, 10/25/16		490,000	741,415

			1,240,297

GERMANY 6.3%
Bundesrepublik Deutschland
3.75%, 07/04/13		260,000	370,807
3.50%, 01/04/16		531,000	761,303
3.75%, 01/04/17		47,000	67,971
6.25%, 01/04/30		645,000	1,187,157

			2,387,238

ITALY 2.0%
Italy Buoni Poliennali Del Tesoro,
3.75%, 03/01/21		605,000	741,763

JAPAN 0.7%
Japan Finance Corp. for Municipal
Enterprises,
2.00%, 05/09/16	JPY	20,000,000	265,808

Sovereign Bonds (continued)

	Principal Amount		Market Value

MEXICO 1.0%
Mexican Bonos,
9.50%, 12/18/14	MXN	4,093,000	$370,955

NETHERLANDS 3.1%
Netherlands Government Bond
2.75%, 01/15/15	EUR	350,000	485,959
4.50%, 07/15/17		184,000	273,774
7.50%, 01/15/23		218,000	411,311

			1,171,044

NEW ZEALAND 0.7%
New Zealand Government Bond,
6.50%, 04/15/13	NZD	302,000	247,964

PERU 0.1%
Republic of Peru,
7.13%, 03/30/19		$31,000	37,045

POLAND 1.6%
Poland Government Bond,
0.00%, 01/25/13	PLN	1,239,000	381,498
Poland Government International Bond
3.88%, 07/16/15		$89,000	90,629
4.68%, 10/15/19	EUR	100,000	135,371

			607,498

SOUTH AFRICA 1.0%
South Africa Government Bond,
8.25%, 09/15/17	ZAR	2,510,000	386,975

SUPRANATIONAL 4.6%
European Bank for Reconstruction &
Development,
9.25%, 09/10/12	BRL	235,000	142,022
European Investment Bank,
1.40%, 06/20/17	JPY	122,700,000	1,570,302

			1,712,324

SWEDEN 1.4%
Sweden Government Bond,
3.50%, 12/01/15	SEK	2,665,000	536,182

UNITED KINGDOM 7.6%
United Kingdom Gilt
5.25%, 06/07/12	GBP	135,000	223,762
4.00%, 09/07/16		221,000	371,409
5.00%, 03/07/18		372,545	659,811
4.50%, 03/07/19		378,000	643,854
4.75%, 12/07/30		576,000	972,714

			2,871,550

Total Sovereign Bonds (cost $16,894,598)			17,719,868

16	Annual Report 2010

U.S. Government Sponsored & Agency Obligations 2.2%

	Principal Amount	Market Value

Fannie Mae Pool
Pool# 955769 6.00%, 10/01/37	$507,981	$552,767
Federal Home Loan Mortgage Corp.
4.75%, 01/19/16	246,000	275,248

Total U.S. Government Sponsored & Agency Obligations (cost $813,455)		828,015

U.S. Treasury Bond 1.1%
UNITED STATES 1.1%
U.S. Treasury Bond,
5.38%, 02/15/31	359,000	419,077

Total U.S. Treasury Bond (cost $436,709)		419,077

U.S. Treasury Notes 10.9%
UNITED STATES 10.9%
U.S. Treasury Notes
0.38%, 10/31/12	1,215,000	1,211,298
2.63%, 12/31/14	625,000	651,709
4.50%, 11/15/15	827,000	925,917
3.88%, 05/15/18	480,000	516,450
2.75%, 02/15/19	280,000	276,390
2.63%, 11/15/20	535,000	504,655

		4,086,419

Total U.S. Treasury Notes (cost $4,098,321)		4,086,419

Yankee Dollars 0.3%
BELGIUM 0.1%
Delhaize Group SA, 5.88%, 02/01/14	20,000	22,071

CANADA 0.2%
Canadian National Railway Co., 5.55%, 03/01/19	60,000	67,827
Teck Resources Ltd., 6.00%, 08/15/40	4,000	4,229

		72,056

CAYMAN ISLANDS 0.0%†
Noble Holding International Ltd., 4.90%, 08/01/20	8,000	8,276

Total Yankee Dollars (cost $94,806)		102,403

Mutual Fund 0.2%

	Shares	Market Value

Money Market Fund 0.2%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (e)	81,836	$81,836

Total Mutual Fund (cost $81,836)		81,836

Total Investments
(cost $34,830,822) (f) — 98.8%		37,145,202
Other assets in excess of liabilities — 1.2%		452,839

NET ASSETS — 100.0%		$37,598,041

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2010 was $3,701,183 which represents 9.84% of net assets.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date reflects the next call date.

(d)	Perpetual bond security. The maturity date reflects the next call date.

(e)	Represents 7-day effective yield as of December 31, 2010.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

AUD	Australian Dollar

BRL	Brazilian Real

BV	Private Limited Liability Company

CAD	Canadian Dollar

COP	Colombian Peso

EUR	EURO

GBP	Great British Pound

JPY	Japanese Yen

LLC	Limited Liability Company

2010 Annual Report	17

Statement of Investments (Continued)

December 31, 2010

AllianceBernstein NVIT Global Fixed Income Fund (Continued)

LP	Limited Partnership

Ltd.	Limited

MXN	Mexican Peso

NA	National Association

NZD	New Zealand Dollar

OAT	Treasury Bond

OJSC	Open Joint Stock Company

PLC	Public Limited Company

PLN	Polish Zloty

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SEK	Swedish Krona

UK	United Kingdom

ZAR	South African Rand

At December 31, 2010, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Canadian Dollar	JPMorgan Chase Bank	1/21/11	381,197	$381,355	$383,274	$1,919
Canadian Dollar	JPMorgan Chase Bank	1/21/11	46,250	45,955	46,502	547
Canadian Dollar	JPMorgan Chase Bank	1/21/11	812,948	808,703	817,376	8,673
Danish Krone	JPMorgan Chase Bank	2/11/11	1,069,955	190,350	191,797	1,447
Euro	JPMorgan Chase Bank	1/06/11	682,517	946,685	912,047	(34,638)
Euro	JPMorgan Chase Bank	1/06/11	547,516	717,859	731,645	13,786
Euro	JPMorgan Chase Bank	1/06/11	89,170	124,013	119,158	(4,855)
Euro	JPMorgan Chase Bank	1/06/11	72,765	97,364	97,236	(128)
Euro	JPMorgan Chase Bank	1/06/11	145,029	193,335	193,802	467
Euro	JPMorgan Chase Bank	1/06/11	55,855	77,487	74,639	(2,848)
Hungarian Forint	JPMorgan Chase Bank	2/11/11	8,799,382	41,512	42,128	616
Japanese Yen	JPMorgan Chase Bank	1/13/11	9,013,193	107,056	111,025	3,969
Japanese Yen	JPMorgan Chase Bank	1/13/11	404,790,886	4,990,211	4,986,253	(3,958)
Japanese Yen	JPMorgan Chase Bank	1/13/11	9,546,284	116,784	117,592	808
Japanese Yen	JPMorgan Chase Bank	1/13/11	10,255,464	124,434	126,328	1,894
Korean Won	JPMorgan Chase Bank	1/21/11	1,249,926,776	1,097,341	1,100,229	2,888
Malaysian Ringgit	JPMorgan Chase Bank	1/13/11	255,232	81,054	82,718	1,664
Mexican Peso	JPMorgan Chase Bank	2/11/11	1,464,837	117,140	118,295	1,155
Norwegian Krone	JPMorgan Chase Bank	2/15/11	138,578	23,307	23,700	393
Polish Zloty	JPMorgan Chase Bank	1/12/11	226,614	78,239	76,509	(1,730)
Polish Zloty	JPMorgan Chase Bank	1/12/11	125,962	40,625	42,527	1,902
Singapore Dollar	JPMorgan Chase Bank	1/10/11	64,237	49,569	50,054	485
Swedish Krona	JPMorgan Chase Bank	2/15/11	3,157,274	460,687	468,763	8,076
Swiss Franc	JPMorgan Chase Bank	2/11/11	252,941	256,579	270,635	14,056
Taiwan Dollar	JPMorgan Chase Bank	1/06/11	3,293,355	104,554	112,961	8,407

Total Long Contracts				$11,272,198	$11,297,193	$24,995

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollars	JPMorgan Chase Bank	2/17/11	(233,010)	$(229,647)	$(236,975)	$(7,328)
Brazilian Real	JPMorgan Chase Bank	1/04/11	(245,477)	(141,428)	(147,878)	(6,450)
Brazilian Real	JPMorgan Chase Bank	2/02/11	(245,477)	(144,517)	(146,860)	(2,343)
British Pound	JPMorgan Chase Bank	2/02/11	(1,197,022)	(1,862,338)	(1,865,929)	(3,591)
Canadian Dollar	JPMorgan Chase Bank	1/21/11	(403,912)	(401,639)	(406,112)	(4,473)
Canadian Dollar	JPMorgan Chase Bank	1/21/11	(288,874)	(284,171)	(290,447)	(6,276)
Canadian Dollar	JPMorgan Chase Bank	1/21/11	(2,321,767)	(2,277,693)	(2,334,411)	(56,718)
Colombian Peso	JPMorgan Chase Bank	1/26/11	(423,638,013)	(223,910)	(221,910)	2,000
Euro	JPMorgan Chase Bank	1/06/11	(119,207)	(161,862)	(159,297)	2,565
Euro	JPMorgan Chase Bank	1/06/11	(79,503)	(106,606)	(106,240)	366
Euro	JPMorgan Chase Bank	1/06/11	(50,963)	(66,929)	(68,102)	(1,173)
Euro	JPMorgan Chase Bank	1/06/11	(112,305)	(158,312)	(150,073)	8,239
Euro	JPMorgan Chase Bank	1/06/11	(607,270)	(812,862)	(811,496)	1,366
Euro	JPMorgan Chase Bank	1/06/11	(70,778)	(93,595)	(94,580)	(985)
Euro	JPMorgan Chase Bank	1/06/11	(45,111)	(59,567)	(60,282)	(715)
Euro	JPMorgan Chase Bank	1/06/11	(79,431)	(106,383)	(106,143)	240
Japanese Yen	JPMorgan Chase Bank	1/13/11	(10,754,317)	(130,485)	(132,473)	(1,988)
Japanese Yen	JPMorgan Chase Bank	1/13/11	(4,783,475)	(57,394)	(58,923)	(1,529)
Japanese Yen	JPMorgan Chase Bank	1/13/11	(10,875,633)	(129,068)	(133,967)	(4,899)
Japanese Yen	JPMorgan Chase Bank	1/13/11	(5,746,482)	(70,201)	(70,786)	(585)
Mexican Peso	JPMorgan Chase Bank	2/11/11	(4,599,004)	(371,298)	(371,401)	(103)
New Zealand Dollar	JPMorgan Chase Bank	2/09/11	(286,993)	(212,808)	(222,976)	(10,168)
Polish Zloty	JPMorgan Chase Bank	1/12/11	(1,126,747)	(373,210)	(380,408)	(7,198)
South African Rand	JPMorgan Chase Bank	2/10/11	(1,250,712)	(182,028)	(188,816)	(6,788)
South African Rand	JPMorgan Chase Bank	2/10/11	(747,858)	(107,505)	(112,902)	(5,397)

Total Short Contracts				$(8,765,456)	$(8,879,387)	$(113,931)

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

AllianceBernstein NVIT Global Fixed Income Fund
Assets:
Investments, at value (cost $34,830,822)	$37,145,202
Cash	55
Foreign currencies, at value (cost $109,829)	110,972
Interest and dividends receivable	492,700
Receivable for investments sold	824,556
Receivable for capital shares issued	5,585
Reclaims receivable	951
Unrealized appreciation on forward foreign currency contracts (Note 2)	87,928
Prepaid expenses	110

Total Assets	38,668,059

Liabilities:
Payable for investments purchased	798,244
Payable for capital shares redeemed	126
Unrealized depreciation on forward foreign currency contracts (Note 2)	176,864
Accrued expenses and other payables:
Investment advisory fees	324
Fund administration fees	7,520
Distribution fees	118
Administrative servicing fees	55,093
Accounting and transfer agent fees	5,135
Trustee fees	272
Custodian fees	76
Compliance program costs (Note 3)	52
Professional fees	12,189
Printing fees	12,715
Other	1,290

Total Liabilities	1,070,018

Net Assets	$37,598,041

Represented by:
Capital	$35,269,589
Accumulated undistributed net investment income	19,797
Accumulated net realized gains from investment, forward and foreign currency transactions	77,286
Net unrealized appreciation/(depreciation) from investments	2,314,380
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(88,936)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	5,925

Net Assets	$37,598,041

2010 Annual Report	19

Statement of Assets and Liabilities (Continued)

December 31, 2010

AllianceBernstein NVIT Global Fixed Income Fund
Net Assets:
Class III Shares	$37,036,104
Class VI Shares	561,937

Total	$37,598,041

Shares Outstanding (unlimited number of shares authorized):
Class III Shares	3,380,157
Class VI Shares	51,332

Total	3,431,489

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class III Shares	$10.96
Class VI Shares	$10.95

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

AllianceBernstein NVIT Global Fixed Income Fund
INVESTMENT INCOME:
Interest income	$1,457,936
Dividend income	1,309
Other income	7

Total Income	1,459,252

EXPENSES:
Investment advisory fees	195,602
Fund administration fees	63,368
Distribution fees Class VI Shares	904
Administrative servicing fees Class III Shares	14,668
Administrative servicing fees Class VI Shares	854
Professional fees	31,701
Printing fees	25,296
Trustee fees	1,219
Custodian fees	1,355
Accounting and transfer agent fees	25,788
Compliance program costs (Note 3)	68
Other	4,571

Total expenses before earnings credit and expenses waived and reimbursed	365,394

Earnings credit (Note 5)	(7)
Distribution fees voluntarily waived — Class VI (Note 3)	(29)
Expenses reimbursed by adviser (Note 3)	(142,607)

Net Expenses	222,751

NET INVESTMENT INCOME	1,236,501

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,074,859
Net realized gains from forward and foreign currency transactions (Note 2)	495,897

Net realized gains from investment, forward and foreign currency transactions	1,570,756

Net change in unrealized appreciation/(depreciation) from investments	(69,665)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	33,671
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	7,430

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(28,564)

Net realized/unrealized gains from investments, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	1,542,192

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,778,693

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	21

Statements of Changes in Net Assets

	AllianceBernstein NVIT Global Fixed Income Fund
	Year Ended December 31, 2010	Period ended December 31, 2009 (a)
Operations:
Net investment income	$1,236,501	$759,123
Net realized gains from investment, forward and foreign currency transactions	1,570,756	806,920
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(28,564)	2,259,933

Change in net assets resulting from operations	2,778,693	3,825,976

Distributions to Shareholders From:
Net investment income:
Class III	(2,078,454)	(1,151,302)
Class VI	(29,246)	(4,621)
Net realized gains:
Class III	(857,838)	(142,275)
Class VI	(11,868)	(615)

Change in net assets from shareholder distributions	(2,977,406)	(1,298,813)

Change in net assets from capital transactions	5,634,283	29,635,308

Change in net assets	5,435,570	32,162,471

Net Assets:
Beginning of year	32,162,471	—

End of year	$37,598,041	$32,162,471

Accumulated undistributed net investment income at end of year	$19,797	$53,598

CAPITAL TRANSACTIONS:
Class III Shares
Proceeds from shares issued	$4,468,174	$28,522,160
Dividends reinvested	2,936,292	1,293,577
Cost of shares redeemed	(2,212,293)	(321,594)

Total Class III	5,192,173	29,494,143

Class VI Shares
Proceeds from shares issued	456,068	148,720
Dividends reinvested	41,114	5,236
Cost of shares redeemed	(55,072)	(12,791)

Total Class VI	442,110	141,165

Change in net assets from capital transactions	$5,634,283	$29,635,308

SHARE TRANSACTIONS:
Class III Shares
Issued	395,189	2,816,379
Reinvested	271,334	117,348
Redeemed	(191,184)	(28,909)

Total Class III Shares	475,339	2,904,818

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

Amount designated as “—” is zero or has been rounded to zero.

22	Annual Report 2010

	AllianceBernstein NVIT Global Fixed Income Fund
	Year Ended December 31, 2010	Period ended December 31, 2009 (a)
Class VI Shares
Issued	39,787	13,183
Reinvested	3,804	473
Redeemed	(4,787)	(1,128)

Total Class VI Shares	38,804	12,528

Total change in shares	514,143	2,917,346

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	23

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

AllianceBernstein NVIT Global Fixed Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total From Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class III Shares
Year Ended December 31, 2010 (e)	$11.02	0.40	0.48	0.88	(0.66)	(0.28)	(0.94)	—	$10.96	8.24%	$37,036,104	0.62%	3.48%	1.02%	62.90%
Period Ended December 31, 2009 (e)(f)	$10.00	0.29	1.20	1.49	(0.42)	(0.05)	(0.47)	—	$11.02	14.88%	$32,024,467	0.83%	3.42%	1.07%	62.22%

Class VI Shares
Year Ended December 31, 2010 (e)	$11.02	0.34	0.49	0.83	(0.62)	(0.28)	(0.90)	—	$10.95	7.75%	$561,937	1.06%	3.00%	1.50%	62.90%
Period Ended December 31, 2009 (e)(f)	$10.00	0.30	1.19	1.49	(0.42)	(0.05)	(0.47)	—	$11.02	14.88%	$138,004	0.85%	3.50%	3.47%	62.22%

Amounts	designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

24	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the AllianceBernstein NVIT Global Fixed Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). Market quotations for a security may be deemed “not

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Commercial Mortgage Backed Securities	$—	$1,279,428	$—	$1,279,428
Corporate Bonds	—	12,424,999	—	12,424,999
Forward Foreign Currency Contracts	—	87,928	—	87,928
Municipal Bonds	—	203,157	—	203,157
Mutual Fund	81,836	—	—	81,836
Sovereign Bonds	—	17,719,868	—	17,719,868
U.S. Government Sponsored & Agency Obligation	—	828,015	—	828,015
U.S. Treasury Bond	—	419,077	—	419,077
U.S. Treasury Notes	—	4,086,419	—	4,086,419
Yankee Dollars	—	102,403	—	102,403
Total Assets	81,836	37,151,294	—	37,233,130
Liabilities:
Forward Foreign Currency Contracts	—	(176,864)	—	(176,864)
Total Liabilities	—	(176,864)	—	(176,864)
Total	$81,836	$36,974,430	$—	$37,056,266
*	See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

26	Annual Report 2010

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

Assets:	Statement of Assets & Liabilities	Fair Value
Forward foreign currency contracts	Unrealized appreciation from forward foreign currency contracts	$87,928
Total		$87,928
Liabilities:
Forward foreign currency contracts	Unrealized depreciation from forward foreign currency contracts	$176,864
Total		$176,864

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Forward foreign currency contracts	$286,980
Total	$286,980

2010 Annual Report	27

Notes to Financial Statements (Continued)

December 31, 2010

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Forward foreign currency contracts	$33,671
Total	$33,671

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the fund for the year ended December 31, 2010.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, distribution redesignations, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(f)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2009 to 2010 remain subject to examination by the Internal Revenue Service.

28	Annual Report 2010

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the total net asset value of the class’s shares in proportion to the total net asset value of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Alliance Bernstein L.P. as subadviser (“the Subadviser”) for the Fund and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.55%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $106,692 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.58% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

2010 Annual Report	29

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2009 Amount (a)	Fiscal Year 2010 Amount	Total
$54,551	$142,607	$197,158
(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the

30	Annual Report 2010

shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class III and VI shares of the Fund.

For the year ended December 31, 2010, NFS received $15,522 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based on their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $68.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class VI shares of the Fund. Until April 30, 2010, the Trust and NFD had entered into a written contract waiving 0.04% of these fees for Class VI shares of the Fund. During the year ended December 31, 2010, the waiver of such distribution fees by NFD amounted to $29.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $1,225.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $529.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

2010 Annual Report	31

Notes to Financial Statements (Continued)

December 31, 2010

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $26,352,136 and sales of $21,581,949 (excluding short-term securities).

For the year ended December 31, 2010, the Fund had purchases of $7,790,935 and sales of $5,893,046 of U.S. Government securities.

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political, and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

32	Annual Report 2010

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,749,168	$228,238	$2,977,406	$—	$2,977,406

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,298,813	$—	$1,298,813	$—	$1,298,813

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$15,526	$63,883	$79,409	$—	$(79,461)	$2,328,502	$2,328,450
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales and forward foreign currency contracts mark to market.

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$34,832,234	$2,604,580	$(291,612)	$2,312,968

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011, post-October currency losses of $79,461.

10.  Subsequent Event

On December 14, 2010, the Board of Trustees unanimously approved a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the AllianceBernstein NVIT Global Fixed Income Fund (the “Fund”) would cease operations and be liquidated. The Board’s decision to liquidate the Fund, and implementation of the Plan, are subject to the approval of the Fund’s shareholders.

2010 Annual Report	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Alliance Bernstein NVIT Global Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Bernstein NVIT Global Fixed Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

34	Annual Report 2010

Supplemental Information

(Unaudited)

AllianceBerstein NVIT Global Fixed Income Fund

Other Federal Tax Information

The Fund designates $228,238, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2010 Annual Report	35

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

36	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology- oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	37

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

38	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	39

American Century NVIT Multi Cap Value Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

10	Statement of Investments

13	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Supplemental Information

32	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MCV (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement

investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Value funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in stocks of small and mid-sized companies.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par

2	Annual Report 2010

outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment- grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 3000® Value Index: An unmanaged index that measures the performance of the stocks of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of American Century Investment Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of American Century Investment Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

American Century NVIT Multi Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the American Century NVIT Multi Cap Value Fund (Class II at NAV) returned 13.15% versus 16.23% for its benchmark, the Russell 3000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Value Funds (consisting of 128 funds as of December 31, 2010) was 13.53% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s underweight in utilities, the second-weakest sector in the Fund’s benchmark index, enhanced relative Fund performance. Security selection also contributed. For example, the Fund benefited from our preference for higher-quality utilities, such as regulated utilities, including Westar Energy, Inc. and Wisconsin Energy Corp., which have stable business models. In addition, the Fund held no independent power producers, which we consider to have lower-quality business models. The Fund’s lack of exposure helped relative performance, because the independent power producers segment declined more than 10% in the benchmark index.

An underweight position and strong stock selection in financials also contributed to the Fund’s relative results. In particular, the Fund benefited from our focus on the less-volatile names in the insurance industry, such as Berkshire Hathaway Inc. The conglomerate, which owns GEICO (Government Employees Insurance Company) and is managed by Warren Buffett, performed well during the reporting period. In our opinion, Berkshire Hathaway is a stable company with good prospects.

Marsh & McLennan Cos., Inc. was another significant contributor to Fund performance. The global insurance broker reported an increase in profits, announced the sale of its risk consulting unit, and resolved a lawsuit related its investment consulting division.

An overweight in the capital markets segment dampened Fund performance, but the Fund benefited from effective stock selection. A key contributor to

Fund performance was asset manager Ameriprise Financial, Inc., which announced strong earnings.

What areas of investment detracted from Fund performance?

Although an overweight to the strongly performing energy sector boosted Fund results, Fund performance was hindered by security selection among large, integrated oil and gas companies. A top detractor from Fund performance was TOTAL S.A., which is not represented in the Fund’s benchmark index. Investors have been disappointed with the company’s operational performance. Its stock also traded down because of weakness in the euro.

In the consumer discretionary sector, relative Fund performance was affected by what the Fund did not own rather than what it did own. The Fund’s underweight in the media industry hurt Fund results. The Fund also was hampered by investments among hotel, restaurant and leisure stocks. Notable detractors from Fund performance were International Speedway Corp. and Speedway Motorsports, Inc. During the recession, both racetrack operators struggled with lower attendance at NASCAR events and a decline in corporate sponsorship. Their managements also have been unable to cut costs enough to offset the weaker demand.

In the specialty retailing segment, a notable detractor from Fund performance was Lowe’s Cos., Inc. Although the home-improvement retailer reported better comparable store sales and stabilizing trends in big-ticket sales, the stock performed poorly on concerns about the drawn-out economic recovery, lackluster consumer spending and renewed softening in the housing market.

What was the impact of investments in derivatives on Fund performance?

As part of the Fund’s investment policy, the investment team uses currency forwards to hedge positions in foreign stocks to reduce the impact of currency movements. Although these contracts had a marginally positive impact on the Fund during the reporting period, their role is directly connected to the stocks that these contracts are hedging and should not be viewed in isolation.

2010 Annual Report	5

American Century NVIT Multi Cap Value Fund (Continued)

What is your outlook for the near term?

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the Fund. As of December 31, 2010, we see opportunities in health care and consumer staples, reflected by our overweight positions in these sectors relative to the benchmark index. Our fundamental analysis and valuation work is also directing us toward smaller weightings in financials, utilities and energy stocks.

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Phillip N. Davidson, CFA; Michael Liss, CFA; and Kevin Toney, CFA

6	Annual Report 2010

Fund Performance	American Century NVIT Multi Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	13.46%	26.50%

Class II	13.15%	26.23%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2009.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	3.67%	0.92%
Class II	3.92%	1.09%

*	Current effective prospectus dated October 15, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Century NVIT Multi Cap Value Fund versus performance of the Russell 3000 Value Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 3000 Value Index is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half of the market capitalization of the Russell 30000 Index that have been identified as being on the value end of the growth value spectrum.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	American Century NVIT Multi Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

American Century NVIT Multi Cap Value Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,206.90	4.84	0.87
	Hypothetical	[b]	1,000.00	1,020.82	4.43	0.87
Class II Shares	Actual		1,000.00	1,204.60	6.00	1.08
	Hypothetical	[b]	1,000.00	1,019.76	5.50	1.08

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	American Century NVIT Multi Cap Value Fund

Asset Allocation
Common Stocks	98.5%
Mutual Fund	0.7%
Other assets in excess of liabilities	0.8%

100.0%

Top Industries †
Oil, Gas & Consumable Fuels	11.9%
Pharmaceuticals	9.3%
Insurance	8.9%
Health Care Equipment & Supplies	5.9%
Diversified Financial Services	5.8%
Capital Markets	5.7%
Food Products	5.0%
Commercial Banks	4.6%
Diversified Telecommunication Services	4.5%
Household Products	3.7%
Other Industries	34.7%

100.0%

Top Holdings †
JPMorgan Chase & Co.	3.8%
Johnson & Johnson	3.3%
Chevron Corp.	3.1%
AT&T, Inc.	3.0%
General Electric Co.	2.8%
Pfizer, Inc.	2.8%
Procter & Gamble Co. (The)	2.3%
U.S. Bancorp	2.2%
Total SA	2.1%
Beckman Coulter, Inc.	2.1%
Other Holdings	72.5%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

American Century NVIT Multi Cap Value Fund

Common Stocks 98.5%

	Shares	Market Value

Aerospace & Defense 0.5%
Northrop Grumman Corp.	36,710	$2,378,074

Air Freight & Logistics 0.3%
United Parcel Service, Inc., Class B	19,361	1,405,221

Airlines 0.1%
Southwest Airlines Co.	25,337	328,874

Automobiles 1.7%
General Motors Co. *	48,090	1,772,597
Honda Motor Co. Ltd.	53,100	2,095,793
Toyota Motor Corp.	104,800	4,125,813

		7,994,203

Beverages 0.9%
PepsiCo, Inc.	65,273	4,264,285

Capital Markets 5.7%
Bank of New York Mellon Corp. (The)	36,795	1,111,209
Charles Schwab Corp. (The)	138,072	2,362,412
Franklin Resources, Inc.	12,877	1,432,051
Goldman Sachs Group, Inc. (The)	37,111	6,240,586
Morgan Stanley	70,180	1,909,598
Northern Trust Corp.	169,803	9,408,784
State Street Corp.	90,433	4,190,665

		26,655,305

Commercial Banks 4.6%
Comerica, Inc.	101,718	4,296,568
Commerce Bancshares, Inc.	59,373	2,358,889
M&T Bank Corp.	8,182	712,243
PNC Financial Services Group, Inc.	37,003	2,246,822
U.S. Bancorp	377,538	10,182,200
Wells Fargo & Co.	54,037	1,674,607

		21,471,329

Commercial Services & Supplies 3.2%
Avery Dennison Corp.	22,370	947,146
Cintas Corp.	72,598	2,029,840
Republic Services, Inc.	270,562	8,078,981
Waste Management, Inc.	103,886	3,830,277

		14,886,244

Communications Equipment 0.5%
Cisco Systems, Inc. *	95,648	1,934,959
Nokia Corp. ADR-FI	49,615	512,027

		2,446,986

Computers & Peripherals 1.2%
Diebold, Inc.	37,425	1,199,471
Hewlett-Packard Co.	89,661	3,774,728
QLogic Corp. *	52,399	891,831

		5,866,030

Common Stocks (continued)

	Shares	Market Value

Construction Materials 0.1%
Vulcan Materials Co.	14,854	$658,923

Containers & Packaging 0.4%
Bemis Co., Inc.	64,829	2,117,315

Distributors 0.1%
Genuine Parts Co.	12,006	616,388

Diversified Financial Services 5.8%
Bank of America Corp.	705,992	9,417,933
JPMorgan Chase & Co.	413,443	17,538,252

		26,956,185

Diversified Telecommunication Services 4.5%
AT&T, Inc.	479,141	14,077,163
Qwest Communications International, Inc.	135,850	1,033,818
Verizon Communications, Inc.	163,224	5,840,155

		20,951,136

Electric Utilities 2.4%
American Electric Power Co., Inc.	71,842	2,584,875
IDACORP, Inc.	43,732	1,617,209
NV Energy, Inc.	55,773	783,611
Westar Energy, Inc.	253,425	6,376,173

		11,361,868

Electrical Equipment 1.5%
Emerson Electric Co.	12,042	688,441
Hubbell, Inc., Class B	64,017	3,849,342
Thomas & Betts Corp. *	55,756	2,693,015

		7,230,798

Electronic Equipment, Instruments & Components 0.5%
Molex, Inc.	111,808	2,540,278

Energy Equipment & Services 0.3%
Baker Hughes, Inc.	21,238	1,214,176

Food & Staples Retailing 2.5%
CVS Caremark Corp.	150,616	5,236,918
Wal-Mart Stores, Inc.	117,189	6,320,003

		11,556,921

Food Products 5.0%
Campbell Soup Co.	12,000	417,000
ConAgra Foods, Inc.	243,904	5,507,352
H.J. Heinz Co.	28,459	1,407,582
Kellogg Co.	75,013	3,831,664
Kraft Foods, Inc., Class A	289,519	9,122,744
Unilever NV CVA	98,285	3,066,236

		23,352,578

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 5.9%
Beckman Coulter, Inc.	131,555	$9,896,883
Boston Scientific Corp. *	473,379	3,583,479
CareFusion Corp. *	153,663	3,949,139
Covidien PLC	38,613	1,763,070
Medtronic, Inc.	67,021	2,485,809
Zimmer Holdings, Inc. *	109,468	5,876,242

		27,554,622

Health Care Providers & Services 2.4%
Aetna, Inc.	97,143	2,963,833
CIGNA Corp.	49,558	1,816,796
LifePoint Hospitals, Inc. *	56,725	2,084,644
UnitedHealth Group, Inc.	119,352	4,309,801

		11,175,074

Hotels, Restaurants & Leisure 1.0%
International Game Technology	13,500	238,815
International Speedway Corp., Class A	102,141	2,673,030
Speedway Motorsports, Inc.	121,853	1,866,788

		4,778,633

Household Durables 0.7%
Toll Brothers, Inc. *	59,177	1,124,363
Whirlpool Corp.	22,430	1,992,457

		3,116,820

Household Products 3.7%
Kimberly-Clark Corp.	102,221	6,444,012
Procter & Gamble Co. (The)	166,673	10,722,074

		17,166,086

Industrial Conglomerates 3.3%
General Electric Co.	720,807	13,183,560
Tyco International Ltd.	50,324	2,085,427

		15,268,987

Information Technology Services 0.2%
Automatic Data Processing, Inc.	25,275	1,169,727

Insurance 8.8%
ACE Ltd.	58,196	3,622,701
Allstate Corp. (The)	127,664	4,069,928
Aon Corp.	79,685	3,666,307
Berkshire Hathaway, Inc., Class A *	59	7,106,550
Chubb Corp.	26,847	1,601,155
HCC Insurance Holdings, Inc.	119,914	3,470,311
Marsh & McLennan Cos., Inc.	322,640	8,820,978
Prudential Financial, Inc.	18,404	1,080,499
Transatlantic Holdings, Inc.	68,032	3,511,812
Travelers Cos., Inc. (The)	76,888	4,283,430

		41,233,671

Common Stocks (continued)

	Shares	Market Value

Media 0.4%
McGraw-Hill Cos., Inc. (The)	12,494	$454,907
Omnicom Group Inc.	3,061	140,194
Walt Disney Co. (The)	29,522	1,107,370

		1,702,471

Metals & Mining 0.7%
Barrick Gold Corp.	29,465	1,566,949
Newmont Mining Corp.	27,906	1,714,265

		3,281,214

Multiline Retail 0.2%
Target Corp.	15,086	907,121

Multi-Utilities 2.0%
PG&E Corp.	67,755	3,241,399
Wisconsin Energy Corp.	36,788	2,165,342
Xcel Energy, Inc.	165,930	3,907,651

		9,314,392

Oil, Gas & Consumable Fuels 11.8%
BP PLC	181,369	1,336,868
BP PLC ADR-UK	11,406	503,803
Chevron Corp.	158,516	14,464,585
ConocoPhillips	63,167	4,301,673
Devon Energy Corp.	36,639	2,876,528
EQT Corp.	155,775	6,984,951
Exxon Mobil Corp.	127,437	9,318,193
Imperial Oil Ltd.	96,717	3,947,275
Southwestern Energy Co. *	13,671	511,706
Total SA	186,396	9,927,857
Valero Energy Corp.	54,746	1,265,727

		55,439,166

Paper & Forest Products 0.2%
MeadWestvaco Corp.	34,736	908,694

Pharmaceuticals 9.3%
Bristol-Myers Squibb Co.	127,783	3,383,694
Eli Lilly & Co.	97,749	3,425,125
Johnson & Johnson	245,009	15,153,806
Merck & Co., Inc.	233,805	8,426,332
Pfizer, Inc.	741,768	12,988,358

		43,377,315

Real Estate Investment Trusts (REITs) 1.2%
Annaly Capital Management, Inc.	61,610	1,104,051
Host Hotels & Resorts, Inc.	30,965	553,345
Weyerhaeuser Co.	213,382	4,039,321

		5,696,717

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

American Century NVIT Multi Cap Value Fund

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment 1.8%
Applied Materials, Inc.	309,108	$4,342,968
Intel Corp.	190,511	4,006,446

		8,349,414

Specialty Retail 2.3%
Lowe’s Cos., Inc.	315,469	7,911,963
Staples, Inc.	137,176	3,123,497

		11,035,460

Thrifts & Mortgage Finance 0.8%
Hudson City Bancorp, Inc.	286,512	3,650,163

Total Common Stocks (cost $451,839,227)		461,378,864

Mutual Fund 0.7%
Money Market Fund 0.7%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (a)	3,142,959	3,142,959

Total Mutual Fund (cost $3,142,959)		3,142,959

Total Investments (cost $454,982,186) (b) — 99.2%		464,521,823
Other assets in excess of liabilities — 0.8%		3,556,901

NET ASSETS — 100.0%		$468,078,724

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CVA	Dutch Certificate

FI	Finland

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

UK	United Kingdom

At December 31, 2010, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Bank of America NA	1/31/11	(889,580)	$(1,368,997)	$(1,386,704)	$(17,707)
Canadian Dollar	Bank of America NA	1/31/11	(2,901,510)	(2,898,539)	(2,916,824)	(18,285)
Euro	UBS AG	1/31/11	(7,628,692)	(10,018,227)	(10,194,221)	(175,994)
Japanese Yen	Bank of America NA	1/31/11	(385,101,375)	(4,693,840)	(4,744,722)	(50,882)

Total Short Contracts				$(18,979,603)	$(19,242,471)	$(262,868)

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

American Century NVIT Multi Cap Value Fund
Assets:
Investments, at value (cost $454,982,186)	$464,521,823
Foreign currencies, at value (cost $10,334)	10,334
Dividends receivable	600,282
Receivable for investments sold	5,416,743
Receivable for capital shares issued	51,235
Reclaims receivable	5,171
Prepaid expenses	31

Total Assets	470,605,619

Liabilities:
Payable for investments purchased	1,776,671
Payable for capital shares redeemed	215,369
Cash overdraft (Note 2)	4,554
Unrealized depreciation on forward foreign currency contracts (Note 2)	262,868
Accrued expenses and other payables:
Investment advisory fees	136,782
Fund administration fees	12,208
Distribution fees	14,505
Administrative servicing fees	69,183
Accounting and transfer agent fees	366
Trustee fees	294
Custodian fees	35
Compliance program costs (Note 3)	16
Professional fees	10,835
Printing fees	8,402
Other	14,807

Total Liabilities	2,526,895

Net Assets	$468,078,724

Represented by:
Capital	$457,721,661
Accumulated undistributed net investment income	139,006
Accumulated net realized gains from investment, futures, forward and foreign currency transactions	940,934
Net unrealized appreciation/(depreciation) from investments	9,539,637
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(262,868)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	354

Net Assets	$468,078,724

Net Assets:
Class I Shares	$305,129,292
Class II Shares	162,949,432

Total	$468,078,724

2010 Annual Report	13

Statement of Assets and Liabilities (Continued)

December 31, 2010

American Century NVIT Multi Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	21,505,379
Class II Shares	11,519,043

Total	33,024,422

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.19
Class II Shares	$14.15

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

American Century NVIT Multi Cap Value Fund
INVESTMENT INCOME:
Dividend income	$1,015,161
Other income	9,293
Foreign tax withholding	(7,130)

Total Income	1,017,324

EXPENSES:
Investment advisory fees	204,438
Fund administration fees	62,359
Distribution fees Class II Shares	40,047
Administrative servicing fees Class I Shares	42,889
Administrative servicing fees Class II Shares	40,047
Professional fees	20,216
Printing fees	17,113
Trustee fees	615
Custodian fees	540
Accounting and transfer agent fees	364
Compliance program costs (Note 3)	42
Other	3,916

Total expenses before earnings credit and expenses waived and reimbursed	432,586

Earnings credit (Note 4)	(2)
Distribution fees voluntarily waived - Class II (Note 3)	(12,815)
Expenses reimbursed by adviser (Note 3)	(60,861)

Net Expenses	358,908

NET INVESTMENT INCOME	658,416

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,015,948
Net realized gains from futures transactions (Note 2)	55,450
Net realized gains from forward and foreign currency transactions (Note 2)	121,919

Net realized gains from investment, futures, forward and foreign currency transactions	2,193,317

Net change in unrealized appreciation/(depreciation) from investments	8,592,961
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(266,688)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	346

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	8,326,619

Net realized/unrealized gains from investments, futures, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	10,519,936

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,178,352

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Statements of Changes in Net Assets

	American Century NVIT Multi Cap Value Fund
	Year Ended December 31, 2010	Period Ended December 31, 2009 (a)
Operations:
Net investment income	$658,416	$85,455
Net realized gains from investment, futures, forward and foreign currency transactions	2,193,317	434,104
Net change in unrealized appreciation from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	8,326,619	950,504

Change in net assets resulting from operations	11,178,352	1,470,063

Distributions to Shareholders From:
Net investment income:
Class I	(498,542)	(37,351)
Class II	(285,617)	(24,854)
Net realized gains:
Class I	(694,212)	(172,087)
Class II	(418,872)	(158,179)

Change in net assets from shareholder distributions	(1,897,243)	(392,471)

Change in net assets from capital transactions	449,894,852	7,825,171

Change in net assets	459,175,961	8,902,763

Net Assets:
Beginning of year	8,902,763	—

End of year	$468,078,724	$8,902,763

Accumulated undistributed net investment income at end of year	$139,006	$5,097

CAPITAL TRANSACTIONS:

Class I Shares
Proceeds from shares issued	$1,566,486	$3,571,578
Proceeds from shares issued in-kind (Note 8)	301,979,981	—
Dividends reinvested	1,192,754	209,438
Cost of shares redeemed	(9,664,581)	(76,379)

Total Class I	295,074,640	3,704,637

Class II Shares
Proceeds from shares issued	10,227,067	4,037,426
Proceeds from shares issued in-kind (Note 8)	145,963,974	—
Dividends reinvested	704,489	183,033
Cost of shares redeemed	(2,075,318)	(99,925)

Total Class II	154,820,212	4,120,534

Change in net assets from capital transactions	$449,894,852	$7,825,171

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

Amounts designated as “—” are zero or have been rounded to zero.

16	Annual Report 2010

	American Century NVIT Multi Cap Value Fund
	Year Ended December 31, 2010	Period Ended December 31, 2009 (a)

SHARE TRANSACTIONS:
Class I Shares
Issued	118,484	346,839
Issued in-kind (Note 8)	21,631,804	—
Reinvested	84,459	16,617
Redeemed	(686,772)	(6,052)

Total Class I Shares	21,147,975	357,404

Class II Shares
Issued	791,048	335,545
Issued in-kind (Note 8)	10,485,918	—
Reinvested	50,564	14,463
Redeemed	(150,273)	(8,222)

Total Class II Shares	11,177,257	341,786

Total change in shares	32,325,232	699,190

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Multi Cap Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2010(e)	$12.74	0.24	1.45	1.69	(0.09)	(0.15)	(0.24)	$14.19	13.46%	$305,129,292	0.88%	1.77%	0.95%	181.67%
Period Ended December 31, 2009(e)(f)	$10.00	0.19	3.17	3.36	(0.11)	(0.51)	(0.62)	$12.74	33.69%	$4,551,767	0.91%	2.10%	1.38%	46.72%

Class II Shares
Year Ended December 31, 2010(e)	$12.73	0.24	1.41	1.65	(0.08)	(0.15)	(0.23)	$14.15	13.15%	$162,949,432	1.08%	1.78%	1.43%	181.67%
Period Ended December 31, 2009(e)(f)	$10.00	0.17	3.18	3.35	(0.11)	(0.51)	(0.62)	$12.73	33.55%	$4,350,996	1.08%	1.80%	1.79%	46.72%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the American Century NVIT Multi Cap Value Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)  Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$2,378,074	$—	$—	$2,378,074
Air Freight & Logistics	1,405,221	—	—	1,405,221
Airlines	328,874	—	—	328,874
Automobiles	1,772,597	6,221,606	—	7,994,203
Beverages	4,264,285	—	—	4,264,285
Capital Markets	26,655,305	—	—	26,655,305
Commercial Banks	21,471,329	—	—	21,471,329
Commercial Services & Supplies	14,886,244	—	—	14,886,244
Communications Equipment	2,446,986	—	—	2,446,986
Computers & Peripherals	5,866,030	—	—	5,866,030
Construction Materials	658,923	—	—	658,923
Containers & Packaging	2,117,315	—	—	2,117,315
Distributors	616,388	—	—	616,388
Diversified Financial Services	26,956,185	—	—	26,956,185
Diversified Telecommunication Services	20,951,136	—	—	20,951,136
Electric Utilities	11,361,868	—	—	11,361,868
Electrical Equipment	7,230,798	—	—	7,230,798
Electronic Equipment, Instruments & Components	2,540,278	—	—	2,540,278
Energy Equipment & Services	1,214,176	—	—	1,214,176
Food & Staples Retailing	11,556,921	—	—	11,556,921
Food Products	20,286,342	3,066,236	—	23,352,578
Health Care Equipment & Supplies	27,554,622	—	—	27,554,622
Health Care Providers & Services	11,175,074	—	—	11,175,074
Hotels, Restaurants & Leisure	4,778,633	—	—	4,778,633
Household Durables	3,116,820	—	—	3,116,820
Household Products	17,166,086	—	—	17,166,086
Industrial Conglomerates	15,268,987	—	—	15,268,987
Information Technology Services	1,169,727	—	—	1,169,727
Insurance	41,233,671	—	—	41,233,671

20	Annual Report 2010

Asset Type	Level 1	Level 2	Level 3	Total
Media	1,702,471	—	—	1,702,471
Metals & Mining	3,281,214	—	—	3,281,214
Multiline Retail	907,121	—	—	907,121
Multi-Utilities	9,314,392	—	—	9,314,392
Oil, Gas & Consumable Fuels	44,174,441	11,264,725	—	55,439,166
Paper & Forest Products	908,694	—	—	908,694
Pharmaceuticals	43,377,315	—	—	43,377,315
Real Estate Investment Trusts (REITs)	5,696,717	—	—	5,696,717
Semiconductors & Semiconductor Equipment	8,349,414	—	—	8,349,414
Specialty Retail	11,035,460	—	—	11,035,460
Thrifts & Mortgage Finance	3,650,163	—	—	3,650,163
Total Common Stocks	440,826,297	20,552,567	—	461,378,864
Mutual Fund	3,142,959	—	—	3,142,959
Total Assets	443,969,256	20,552,567	—	464,521,823
Liabilities:
Forward Foreign Currency Contracts	—	(262,868)	—	(262,868)
Total Liabilities	—	(262,868)	—	(262,868)
Total	$443,969,256	$20,289,699	$—	$464,258,955

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)  Cash Overdraft

As of December 31, 2010, the Fund had an overdrawn balance of $4,554 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 4.

(c)  Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

(d)  Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)  Futures Contracts

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to a Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

22	Annual Report 2010

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.” As of December 31, 2010, the Fund had no open futures contracts.

The following is a Summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010.

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

Liabilities:	Statement of Assets & Liabilities Location	Fair Value
Forward foreign currency contracts	Unrealized depreciation on forward foreign currency contracts	$(262,868)
Total		$(262,868)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Futures — Equity contracts	$55,450
Forward foreign currency contracts	(104,807)
Total	$(49,357)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Forward foreign currency contracts	$(266,688)
Total	$(266,688)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, distribution redesignations, adjustments to prior period accumulated balances, return of capital from real estate investment trusts (“REITs”), and litigation

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2009 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.	Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected American Century Investment Management, Inc. (“the Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

24	Annual Report 2010

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All Assets	0.57%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the subadviser $112,979 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.67% for all share classes through April 30, 2011. The Expense Limitation Agreement was amended on November 22, 2010 to change the expense limitation applicable to Class I and Class II shares to the levels in the table below, without any exclusions for Rule 12b-1 fees, administrative services fees or other expenses and to extend the duration of the Expense Limitation Agreement through December 10, 2012.

Class	Expense Limitation
Class I	0.92%
Class II	1.09%

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2009 Amount (a)	Fiscal Year 2010 Amount	Total
$21,995	$60,861	$82,856
(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $82,936 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $42.

26	Annual Report 2010

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. NFD has agreed to waive 0.08% of these fees for Class II shares of the Fund through April 30, 2011. Effective November 22, 2010, NFD agreed to extend the duration of this fee waiver until at least December 10, 2012. During the year ended December 31, 2010, the waiver of such distribution fees by NFD amounted to $12,815.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $92,513,688 and sales of $85,589,109 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments.

Investments in REITS and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

2010 Annual Report	27

Notes to Financial Statements (Continued)

December 31, 2010

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Other

During the year ended December 31, 2010, the Fund issued 32,117,722 shares of beneficial interest in exchange for securities tendered by the Fund. The securities with market value of $447,943,955 were tendered as an in-kind consideration for the purchase of shares of the Fund on December 13, 2010.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,558,645	$338,598	$1,897,243	$—	$1,897,243

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$392,040	$431	$392,471	$—	$392,471

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$816,205	$217,812	$1,034,017	$—	$(123,896)	$9,446,942	$10,357,063
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amount designated as “—” is zero or has been rounded to zero.

28	Annual Report 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$455,075,269	$10,492,711	$(1,046,157)	$9,446,554

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011, post-October currency losses of $123,896.

2010 Annual Report	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Century NVIT Multi Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century NVIT Multi Cap Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

30	Annual Report 2010

Supplemental Information

(Unaudited)

American Century NVIT Multi Cap Value Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 36.23%.

The Fund designates $338,598, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

2010 Annual Report	31

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

32	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	33

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

34	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	35

American Funds NVIT Asset Allocation Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Supplemental Information

21	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-AA (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The American Funds NVIT Asset Allocation Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Asset Allocation Fund (the “Master Asset Allocation Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss as well as greater price volatility than that of funds that invest in higher-rated debt securities.

The Fund is subject to risks associated with investing in stocks of small and mid-sized companies.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2	Annual Report 2010

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is

2010 Annual Report	3

Important Disclosures (Continued)

Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400,

King of Prussia, Pa. 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

American Funds NVIT Asset Allocation Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the American Funds NVIT Asset Allocation Fund (Class II at NAV) returned 12.02% versus 15.06% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 244 funds as of December 31, 2010) was 13.18% for the same time period.

Below is the 2010 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Asset Allocation Fund). The Master Fund’s performance return shown below and the American Funds NVIT Asset Allocation Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Asset Allocation Fund.

Asset Allocation Fund gained 12.5% for the year ended December 31, 2010. Its benchmark indexes are the S&P 500 for stocks, which rose 15.1%, and the Barclays Capital U.S. Aggregate Index for bonds, which was up 6.5%.

As the stock market continued its steady recovery in 2010, the fund increased its allocation to stocks, from 70.3% of the portfolio at the start of the year to 76.6% at year-end. Holdings in energy and materials companies helped the fund during the year, while health care stocks were the biggest drag on results.

The bond portion of the portfolio, 20.8% at year-end, was close to the fund’s historical low. The fund’s portfolio counselors believe that stocks offer the potential for higher returns with lower volatility in 2011.

As always, the fund’s goal remains to strive for equity-like returns while reducing risk through the strategic use of bonds and cash.

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

Portfolio Managers: American Funds Team Members — Alan N. Berro, Jeffrey T. Lager, James R. Mulally and Eugene P. Stein

6	Annual Report 2010

Fund Performance	American Funds NVIT Asset Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class II	12.02%	7.21%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on May 1, 2006.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	1.13%	0.98%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Asset Allocation Fund versus performance of the Standard & Poor’s 500 Index (S&P 500 Index)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	American Funds NVIT Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

American Funds NVIT Asset Allocation Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class II Shares	Actual		1,000.00	1,183.20	3.52	0.64
	Hypothetical	[c]	1,000.00	1,021.98	3.26	0.64

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

American Funds NVIT Asset Allocation Fund
Assets:
Investments in Master Fund (cost $2,075,579,351)	$2,187,756,751
Cash	4,790
Receivable for capital shares issued	5,211,599

Total Assets	2,192,973,140

Liabilities:
Payable for investments purchased	5,180,572
Payable for capital shares redeemed	31,027
Accrued expenses and other payables:
Fund administration fees	43,938
Master feeder service provider fee	180,155
Distribution fees	450,390
Administrative servicing fees	450,390
Accounting and transfer agent fees	10,416
Trustee fees	23,728
Custodian fees	3,469
Compliance program costs (Note 3)	1,226
Professional fees	23,857
Printing fees	20,878
Other	43,409

Total Liabilities	6,463,455

Net Assets	$2,186,509,685

Represented by:
Capital	$2,044,493,067
Accumulated undistributed net investment income	32,106,975
Accumulated net realized losses from investment transactions	(2,267,757)
Net unrealized appreciation/(depreciation) from investments	112,177,400

Net Assets	$2,186,509,685

Net Assets:
Class II Shares	$2,186,509,685

Total	$2,186,509,685

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	126,284,795

Total	126,284,795

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$17.31

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Operations

For the Year Ended December 31, 2010

American Funds NVIT Asset Allocation Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$42,813,068
Other income	341

Total Income	42,813,409

EXPENSES:
Fund administration fees	463,658
Master feeder service provider fees	4,114,089
Distribution fees Class II Shares	4,114,089
Administrative servicing fees Class II Shares	4,114,089
Professional fees	109,228
Printing fees	40,695
Trustee fees	65,633
Custodian fees	64,787
Accounting and transfer agent fees	13,968
Compliance program costs (Note 3)	3,758
Other	63,764

Total expenses before earnings credit and expenses waived	13,167,758

Earnings credit (Note 4)	(7)
Expenses waived for Master feeder service provider fees (Note 3)	(2,468,465)

Net Expenses	10,699,286

NET INVESTMENT INCOME	32,114,123

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(804,109)
Net change in unrealized appreciation/(depreciation) from investments	187,729,705

Net realized/unrealized gains from investments	186,925,596

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$219,039,719

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statements of Changes in Net Assets

	American Funds NVIT Asset Allocation Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$32,114,123	$22,275,849
Net realized losses from investment transactions	(804,109)	(964,205)
Net change in unrealized appreciation from investments	187,729,705	196,499,067

Change in net assets resulting from operations	219,039,719	217,810,711

Distributions to Shareholders From:
Net investment income:
Class II	(21,498,179)	(784,970)
Net realized gains:
Class II	–	(25,134,986)

Change in net assets from shareholder distributions	(21,498,179)	(25,919,956)

Change in net assets from capital transactions	670,056,156	474,335,423

Change in net assets	867,597,696	666,226,178

Net Assets:
Beginning of year	1,318,911,989	652,685,811

End of year	$2,186,509,685	$1,318,911,989

Accumulated undistributed net investment income at end of year	$32,106,975	$21,490,846

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$669,853,593	$463,892,503
Dividends reinvested	21,498,179	25,919,956
Cost of shares redeemed	(21,295,616)	(15,477,036)

Total Class II	670,056,156	474,335,423

Change in net assets from capital transactions	$670,056,156	$474,335,423

SHARE TRANSACTIONS:
Class II Shares
Issued	42,165,591	33,298,792
Reinvested	1,350,544	1,739,599
Redeemed	(1,337,413)	(1,101,777)

Total Class II Shares	42,178,722	33,936,614

Total change in shares	42,178,722	33,936,614

Amount designated as "—" is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Asset Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c) (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c) (d) (e)	Portfolio Turnover (f)
Class II Shares
Year Ended December 31, 2010 (g)	$15.68	0.31	1.55	1.86	(0.23)	–	(0.23)	$17.31	12.02%		$2,186,509,685	0.65%	1.95%	0.80%	46.00%
Year Ended December 31, 2009 (g)	$13.01	0.34	2.69	3.03	(0.01)	(0.35)	(0.36)	$15.68	23.41%		$1,318,911,989	0.68%	2.39%	0.83%	41.00%
Year Ended December 31, 2008	$19.35	0.35	(6.08)	(5.73)	(0.41)	(0.20)	(0.61)	$13.01	(29.77%	)	$652,685,811	0.70%	2.81%	0.85%	36.00%
Year Ended December 31, 2007	$18.58	0.36	0.78	1.14	(0.36)	(0.01)	(0.37)	$19.35	6.14%		$525,245,924	0.63%	2.88%	0.78%	29.00%
Period Ended December 31, 2006 (h)	$17.92	0.36	0.66	1.02	(0.36)	–	(0.36)	$18.58	5.69%		$162,748,733	0.69%	6.18%	0.86%	38.00%

Amounts designated as "—" are zero or have been rounded to zero.

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Master Fund.
(b)	Not annualized for periods less than one year.
(c)	Expenses do not include expenses from the Master Fund.
(d)	Annualized for periods less than one year.
(e)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Asset Allocation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2010 was 19.95%.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

2010 Annual Report	13

Notes to Financial Statements (Continued)

December 31, 2010

Shares of the Master Fund in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s Security Valuation Policies.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Investment in Master Fund	$2,187,756,751	$—	$—	$2,187,756,751
Total	$2,187,756,751	$—	$—	$2,187,756,751

Amounts designated as “—” are zero or have been rounded to zero.

For the period ended December 31, 2010 there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition

14	Annual Report 2010

threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until May 1, 2011.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

Combined Fee Schedule* (continued)
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced Fund, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $4,114,089 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $3,758.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or Distributor), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within

16	Annual Report 2010

each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

6. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$21,498,179	$—	$21,498,179	$—	$21,498,179

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$785,002	$25,134,954	$25,919,956	$—	$25,919,956

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$32,106,975	$—	$32,106,975	$—	$—	$109,909,643	$142,016,618

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,077,847,108	$194,640,317	$(84,730,674)	$109,909,643

18	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds NVIT Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Asset Allocation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	19

Supplemental Information

(Unaudited)

American Funds NVIT Asset Allocation Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 59.43%.

20	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	21

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

22	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

2010 Annual Report	23

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October) 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December) 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24	Annual Report 2010

American Funds NVIT Bond Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Supplemental Information

21	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-BD (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The American Funds NVIT Bond Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Bond Fund (the “Master Bond Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

Generally, when interest rates go up, the value of fixed-income and convertible securities goes down.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to preferred stock, prepayment, call, extension, mortgage- and asset-backed securities, and redemption risks to varying degrees.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss as well as greater price volatility than that of funds that invest in higher-rated debt securities.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

2	Annual Report 2010

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

Citigroup U.S. Broad Investment-Grade Bond Index: An unmanaged, market capitalization-weighted, fixed-income index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage-backed, asset-backed and investment-grade corporate securities with maturities of one year or more; generally represents the U.S. investment-grade bond market.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory,

2010 Annual Report	3

Important Disclosures (Continued)

distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza,

Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

American Funds NVIT Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the American Funds NVIT Bond Fund (Class II at NAV) returned 5.99% versus 6.30% for its benchmark, the Citigroup Broad Investment-Grade Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 46 funds as of December 31, 2010) was 8.01% for the same time period.

Below is the 2010 annual report commentary from American Funds Insurance Series® Bond Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Bond Fund. The Master Fund’s performance return shown below and the American Funds NVIT Bond Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Bond Fund.

Bond Fund gained 6.4% for the 12 months ended December 31, 2010, slightly behind the 6.5% return of the Barclays Capital U.S. Aggregate Index.

All sectors of the U.S. bond market were positive for the year, with corporate and high-yield issues contributing most to the fund’s return. In the corporate sector, longer term bonds fared better than shorter term issues.

With corporate health generally improving during the year, valuations in the corporate sector reflected the robust outlook. As a result, the fund’s portfolio counselors gradually reduced holdings in corporate bonds as they found more attractive opportunities in mortgage-related bonds. Mortgage bonds accounted for 20.3% of the portfolio at the start of the year and 31.0% at year-end.

We expect that interest rates could begin a gradual rise in 2011, although continuing high unemployment and low inflation make an increase unlikely in the short term. Higher interest rates can be good for investors taking income because we can buy securities at higher yields, generating more income for the portfolio.

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

Portfolio Managers: American Funds Team Members — David C. Barclay, Mark H. Dalzell, David A. Hoag and Thomas H. Hogh

6	Annual Report 2010

Fund Performance	American Funds NVIT Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class II	5.99%	4.56%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Fund commenced operations on May 1, 2006.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	1.21%	1.06%
*

Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Bond Fund versus performance of the Citigroup Broad Investment Grade (BIG) Bond Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Citigroup BIG Bond Index is an unmanaged, market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, government sponsored, mortgage-backed, asset backed and investment-grade corporate securities with a maturity of one year or more; generally represents the U.S. investment-grade bond market.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	American Funds NVIT Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

American Funds NVIT Bond Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class II Shares	Actual		1,000.00	1,015.60	3.30	0.65
	Hypothetical	[c]	1,000.00	1,021.93	3.31	0.65

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

American Funds NVIT Bond Fund
Assets:
Investments in Master Fund (cost $800,741,936)	$808,524,252
Cash	3,099
Receivable for capital shares issued	3,762,625

Total Assets	812,289,976

Liabilities:
Payable for investments purchased	3,755,811
Payable for capital shares redeemed	6,815
Accrued expenses and other payables:
Fund administration fees	18,523
Master feeder service provider fee	67,192
Distribution fees	167,982
Administrative servicing fees	167,982
Accounting and transfer agent fees	4,842
Trustee fees	6,424
Custodian fees	1,200
Compliance program costs (Note 3)	406
Professional fees	12,686
Printing fees	18,942
Other	17,055

Total Liabilities	4,245,860

Net Assets	$808,044,116

Represented by:
Capital	$792,664,445
Accumulated undistributed net investment income	20,428,160
Accumulated net realized losses from investment transactions	(12,830,805)
Net unrealized appreciation/(depreciation) from investments	7,782,316

Net Assets	$808,044,116

Net Assets:
Class II Shares	$808,044,116

Total	$808,044,116

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	73,047,726

Total	73,047,726

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.06

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Operations

For the Year Ended December 31, 2010

American Funds NVIT Bond Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$24,917,770
Other income	135

Total Income	24,917,905

EXPENSES:
Fund administration fees	208,647
Master feeder service provider fees	1,706,883
Distribution fees Class II Shares	1,706,883
Administrative servicing fees Class II Shares	1,706,883
Professional fees	50,159
Printing fees	39,629
Trustee fees	25,161
Custodian fees	27,186
Accounting and transfer agent fees	6,223
Compliance program costs (Note 3)	1,378
Other	28,976

Total expenses before earnings credit and expenses waived	5,508,008

Earnings credit (Note 4)	(7)
Expenses waived for Master feeder service provider fees (Note 3)	(1,024,135)

Net Expenses	4,483,866

NET INVESTMENT INCOME	20,434,039

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(2,493,254)
Net change in unrealized appreciation/(depreciation) from investments	18,422,880

Net realized/unrealized gains from investments	15,929,626

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$36,363,665

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statements of Changes in Net Assets

	American Funds NVIT Bond Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$20,434,039	$13,949,810
Net realized losses from investment transactions	(2,493,254)	(8,682,191)
Net change in unrealized appreciation from investments	18,422,880	43,599,080

Change in net assets resulting from operations	36,363,665	48,866,699

Distributions to Shareholders From:
Net investment income:
Class II	(12,424,501)	(1,531,235)
Net realized gains:
Class II	—	(146,336)

Change in net assets from shareholder distributions	(12,424,501)	(1,677,571)

Change in net assets from capital transactions	222,078,652	169,953,778

Change in net assets	246,017,816	217,142,906

Net Assets:
Beginning of year	562,026,300	344,883,394

End of year	$808,044,116	$562,026,300

Accumulated undistributed net investment income at end of year	$20,428,160	$12,418,545

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$260,644,517	$221,778,168
Dividends reinvested	12,424,501	1,677,571
Cost of shares redeemed	(50,990,366)	(53,501,961)

Total Class II	222,078,652	169,953,778

Change in net assets from capital transactions	$222,078,652	$169,953,778

SHARE TRANSACTIONS:
Class II Shares
Issued	23,770,401	21,932,993
Reinvested	1,163,262	160,073
Redeemed	(4,673,804)	(5,478,945)

Total Class II Shares	20,259,859	16,614,121

Total change in shares	20,259,859	16,614,121

Amount designated as “—” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(c)(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)(e)	Portfolio Turnover(f)
Class II Shares
Year Ended December 31, 2010(g)	$10.65	0.33	0.30	0.63	(0.22)	–	–	(0.22)	$11.06	5.99%	$808,044,116	0.66%	2.99%	0.81%	187.00%
Year Ended December 31, 2009(g)	$9.53	0.33	0.82	1.15	(0.03)	–	–	(0.03)	$10.65	12.15%	$562,026,300	0.68%	3.22%	0.83%	125.00%
Year Ended December 31, 2008	$11.22	0.55	(1.66)	(1.11)	(0.57)	(0.01)	–	(0.58)	$9.53	(9.87)%	$344,883,394	0.71%	6.79%	0.86%	63.00%
Year Ended December 31, 2007	$11.72	0.84	(0.50)	0.34	(0.84)	–	–	(0.84)	$11.22	2.98%	$176,954,744	0.63%	10.21%	0.78%	57.00%
Period Ended December 31, 2006(h)	$11.45	0.38	0.21	0.59	(0.14)	–	(0.18)	(0.32)	$11.72	5.30%	$33,672,512	0.79%	0.47%	0.97%	57.00%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Master Fund.
(b)	Not annualized for periods less than one year.
(c)	Expenses do not include expenses from the Master Fund.
(d)	Annualized for periods less than one year.
(e)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2010 was 8.21%.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1—Quoted prices in active markets for identical assets

—	Level 2—Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

2010 Annual Report	13

Notes to Financial Statements (Continued)

December 31, 2010

Shares of the Master Fund in which the Fund invests are valued of their respective net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s Security Valuation Policies.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Investment in Master Fund	$808,524,252	$—	$—	$808,524,252
Total	$808,524,252	$—	$—	$808,524,252

Amounts designated as “—” are zero or have been rounded to zero.

For the period ended December 31, 2010 there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to adjustments to prior period accumulated balances and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a

14	Annual Report 2010

taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly- owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until May 1, 2011.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced Fund, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $1,706,883 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,378.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or Distributor), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective Class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of

16	Annual Report 2010

credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

6.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$12,424,501	$—	$12,424,501	$—	$12,424,501

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,531,265	$146,306	$1,677,571	$—	$1,677,571

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$20,428,160	$—	$20,428,160	$—	$(11,852)	$(5,036,637)	$15,379,671
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$813,560,889	$14,995,774	$(20,032,411)	$(5,036,637)

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$11,852	2018

18	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds NVIT Bond Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	19

Supplemental Information

(Unaudited)

American Funds NVIT Bond Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 1.84%.

20	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	21

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

22	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Annual Report	23

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24	Annual Report 2010

American Funds NVIT Global Growth Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-GG (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The American Funds NVIT Global Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Global Growth Fund (the “Master Global Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Growth funds may underperform other funds that use different investing styles

The Fund is subject to risks associated with investing in stocks of small and mid-sized companies.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2	Annual Report 2010

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

2010 Annual Report	3

Important Disclosures (Continued)

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

American Funds NVIT Global Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the American Funds NVIT Global Growth Fund (Class II at NAV) returned 11.30% versus 11.76% for its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM. For broader comparison, the average return for the Fund’s Lipper variable insurance products peer category of Global Growth Funds (consisting of 35 funds as of December 31, 2010) was 15.89% for the same time period.

Below is the 2010 annual report commentary from American Funds Insurance Series® Global Growth Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Global Growth Fund). The Master Fund’s performance return shown below and the American Funds NVIT Global Growth Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Global Growth Fund.

Global Growth Fund increased 11.7% for the 12 months ended December 31, 2010, compared with a 12.3% gain in the MSCI World Index over the same period.

Strong global demand for resources helped boost share prices of some mining companies, particularly in Australia and Canada. Select technology, financial and pharmaceutical holdings also contributed to results. With a few exceptions, holdings in sectors that would normally be expected to fare well in an uncertain market, such as utilities, energy and telecommunications, were disappointing.

We continue to see positive signs of recovery in the U.S. despite the twin threats of depressed housing prices and high unemployment. Overseas, we expect Europe to shake off its debt problems and for China to continue to be an engine for global growth.

The past year serves as a useful reminder that a recovery can involve volatility on the return to prosperity. We will continue our search for good companies at reasonable share prices whose values are not recognized by other investors.

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Portfolio Managers: American Funds Team Members – Robert W. Lovelace, Steven T. Watson and Paul A. White

6	Annual Report 2010

Fund Performance	American Funds NVIT Global Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class II	11.30%	8.59%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Fund commenced operations on May 1, 2006.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	1.45%	1.30%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Global

Growth Fund versus performance of the Morgan Stanley Capital International (MSCI) World Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI World Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	American Funds NVIT Global Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

American Funds NVIT Global Growth Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10-12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class II Shares	Actual		1,000.00	1,243.90	4.02	0.71
	Hypothetical	[c]	1,000.00	1,021.63	3.62	0.71

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

American Funds NVIT Global Growth Fund
Assets:
Investments in Master Fund (cost $151,530,990)	$153,809,927
Cash	2,222
Receivable for capital shares issued	41,361
Prepaid expenses	370

Total Assets	153,853,880

Liabilities:
Payable for investments purchased	41,088
Payable for capital shares redeemed	273
Accrued expenses and other payables:
Fund administration fees	6,287
Master feeder service provider fee	12,808
Distribution fees	32,021
Administrative servicing fees	33,143
Accounting and transfer agent fees	1,481
Trustee fees	1,266
Custodian fees	285
Compliance program costs (Note 3)	177
Professional fees	3,546
Printing fees	14,158
Other	3,255

Total Liabilities	149,788

Net Assets	$153,704,092

Represented by:
Capital	$157,920,097
Accumulated undistributed net investment income	1,459,834
Accumulated net realized losses from investment transactions	(7,954,776)
Net unrealized appreciation/(depreciation) from investments	2,278,937

Net Assets	$153,704,092

Net Assets:
Class II Shares	$153,704,092

Total	$153,704,092

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	7,041,414

Total	7,041,414

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$21.83

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Operations

For the Year Ended December 31, 2010

American Funds NVIT Global Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$2,394,345
Other Income	25

Total Income	2,394,370

EXPENSES:
Fund administration fees	63,079
Master feeder service provider fees	334,330
Distribution fees Class II Shares	334,330
Administrative servicing fees Class II Shares	334,330
Professional fees	19,567
Printing fees	29,098
Trustee fees	4,701
Custodian fees	5,285
Accounting and transfer agent fees	1,559
Compliance program costs (Note 3)	239
Other	8,064

Total expenses before earnings credit and waived expenses	1,134,582

Earnings credit (Note 4)	(7)
Expenses waived for Master feeder service provider fees (Note 3)	(200,599)

Net Expenses	933,976

NET INVESTMENT INCOME	1,460,394

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,884,542)
Net change in unrealized appreciation/(depreciation) from investments	15,738,687

Net realized/unrealized gains from investments	13,854,145

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,314,539

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statements of Changes in Net Assets

	American Funds NVIT Global Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$1,460,394	$1,045,284
Net realized losses from investment transactions	(1,884,542)	(4,354,540)
Net change in unrealized appreciation from investments	15,738,687	38,038,810

Change in net assets resulting from operations	15,314,539	34,729,554

Distributions to Shareholders From:
Net investment income:
Class II	(1,045,853)	—
Net realized gains:
Class II	—	(7,698,751)

Change in net assets from shareholder distributions	(1,045,853)	(7,698,751)

Change in net assets from capital transactions	9,603,971	23,506,855

Change in net assets	23,872,657	50,537,658

Net Assets:
Beginning of year	129,831,435	79,293,777

End of year	$153,704,092	$129,831,435

Accumulated undistributed net investment income at end of year	$1,459,834	$1,045,279

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$24,439,555	$31,641,762
Dividends reinvested	1,045,853	7,698,751
Cost of shares redeemed	(15,881,437)	(15,833,658)

Total Class II	9,603,971	23,506,855

Change in net assets from capital transactions	$9,603,971	$23,506,855

SHARE TRANSACTIONS:
Class II Shares
Issued	1,235,373	1,815,345
Reinvested	53,334	408,639
Redeemed	(813,151)	(964,150)

Total Class II Shares	475,556	1,259,834

Total change in shares	475,556	1,259,834

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Global Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)(e)	Portfolio Turnover (f)
Class II Shares
Year Ended December 31, 2010 (g)	$19.77	0.21	2.01	2.22	(0.16)	—	—	(0.16)	$21.83	11.30%	$153,704,092	0.70%	1.09%	0.85%	28.00%
Year Ended December 31, 2009 (g)	$14.94	0.18	5.97	6.15	—	(1.32)	—	(1.32)	$19.77	41.60%	$129,831,435	0.71%	1.06%	0.86%	43.00%
Year Ended December 31, 2008	$26.08	0.31	(10.18)	(9.87)	(0.57)	(0.70)	—	(1.27)	$14.94	(38.64%)	$79,293,777	0.68%	1.51%	0.86%	38.00%
Year Ended December 31, 2007	$23.35	0.61	2.73	3.34	(0.61)	—	—	(0.61)	$26.08	14.36%	$109,553,081	0.67%	2.92%	0.82%	38.00%
Period Ended December 31, 2006 (h)	$21.69	0.10	1.72	1.82	—	—	(0.16)	(0.16)	$23.35	8.52%	$45,991,828	0.91%	(0.63%)	1.16%	31.00%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Master Fund.
(b)	Not annualized for periods less than one year.
(c)	Expenses do not include expenses from the Master Fund.
(d)	Annualized for periods less than one year.
(e)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Global Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2010 was 2.78%.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in the valuation techniques may result in the transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

2010 Annual Report	13

Notes to Financial Statements (Continued)

December 31, 2010

Shares of the Master Fund in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s Security Valuation Policies.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Investment in the Master Fund	$153,809,927	$—	$—	$153,809,927
Total	$153,809,927	$—	$—	$153,809,927

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determined whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a

14	Annual Report 2010

taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until May 1, 2011.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion to $3 billion	0.19%
$3 billion to $4 billion	0.15%
$4 billion to $5 billion	0.08%
$5 billion to $10 billion	0.05%
$10 billion to $12 billion	0.03%
$12 billion and more	0.02%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $334,330 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $239.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or Distributor), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011.

16	Annual Report 2010

Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

6.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,045,853	$—	$1,045,853	$—	$1,045,853

Amounts designated as “—”are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$7,698,751	$7,698,751	$—	$7,698,751

Amounts designated as “—”are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,459,834	$—	$1,459,834	$—	$(2,535)	$(5,673,304)	$(4,216,005)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—”are zero or have been rounded to zero.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$159,483,231	$8,294,823	$(13,968,127)	$(5,673,304)

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$2,535	2017

18	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds NVIT Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Global Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	19

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries,
Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

20	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	21

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

22	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	23

American Funds NVIT Growth Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Supplemental Information

21	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-GR (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The American Funds NVIT Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth Fund (the “Master Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

Funds that invest internationally involve risks not associated with investing solely in the United States,

such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Growth funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in stocks of small and mid-sized companies.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for

2	Annual Report 2010

comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

2010 Annual Report	3

Important Disclosures (Continued)

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

American Funds NVIT Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the American Funds NVIT Growth Fund (Class II at NAV) returned 18.19% versus 15.06% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 234 funds as of December 31, 2010) was 15.65% for the same time period.

Below is the 2010 annual report commentary from the American Funds Insurance Series® Growth Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Growth Fund). The Master Fund’s performance return shown below and the American Funds NVIT Growth Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Growth Fund.

Growth Fund gained 18.7% for the year ended December 31, 2010, outpacing the S&P 500, which rose 15.1%.

Investments in consumer discretionary stocks provided the fund’s strongest returns for the year, with the top five contributors all coming from within the sector. Three of the five are U.S. gaming companies with a strong presence in Macau, the former Portuguese territory in China that has become the world’s most lucrative gambling center. Rising commodity prices helped lift the value of some of the fund’s holdings in the materials sector, particularly in the second half of the year, and holdings in telecommunication services also contributed to results. Utilities, the fund’s smallest sector, was the weakest.

As global markets recover from the recent downturn, we expect that the materials and consumer discretionary sectors will continue to do reasonably well. There are signs that consumers are beginning to spend more and that should bode well for the fund.

During 2010, the fund increased its ability to invest outside the U.S. overall, and in developing markets. We believe our long-term perspective has worked out well and will continue to be the right approach as we search for growth opportunities in the U.S. and overseas.

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

Portfolio Managers: American Funds Team Members — Donnalisa Parks Barnum, Gregg E. Ireland, Gregory D. Johnson, Michael T. Kerr and Ronald B. Morrow

6	Annual Report 2010

Fund Performance	American Funds NVIT Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class II	18.19%	11.71%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on May 1, 2006.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	1.22%	1.07%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expense reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth Fund versus performance of the Standard & Poor’s 500 Index (S&P 500 Index)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P 500 Index is a unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	American Funds NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

American Funds NVIT Growth Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 -12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 -12/31/10[a,b]
Class II Shares	Actual		1,000.00	1,252.90	3.92	0.69
	Hypothetical	[c]	1,000.00	1,021.73	3.52	0.69

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

8	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

American Funds NVIT Growth Fund
Assets:
Investments in Master Fund (cost $258,208,415)	$254,905,114
Cash	2,364
Receivable for investments sold	39,145
Receivable for capital shares issued	9,408

Total Assets	254,956,031

Liabilities:
Payable for capital shares redeemed	48,553
Accrued expenses and other payables:
Fund administration fees	8,162
Master feeder service provider fee	21,140
Distribution fees	52,851
Administrative servicing fees	57,429
Accounting and transfer agent fees	2,003
Trustee fees	2,081
Custodian fees	411
Compliance program costs (Note 3)	280
Professional fees	8,864
Printing fees	24,148
Other	4,390

Total Liabilities	230,312

Net Assets	$254,725,719

Represented by:
Capital	$283,339,477
Accumulated undistributed net investment income	700,667
Accumulated net realized losses from investment transactions	(26,011,124)
Net unrealized appreciation/(depreciation) from investments	(3,303,301)

Net Assets	$254,725,719

Net Assets:
Class II Shares	$254,725,719

Total	$254,725,719

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	4,691,597

Total	4,691,597

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$54.29

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Operations

For the Year Ended December 31, 2010

American Funds NVIT Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$2,162,488
Other income	40

Total Income	2,162,528

EXPENSES:
Fund administration fees	84,475
Master feeder service provider fees	533,684
Distribution fees Class II Shares	533,684
Administrative servicing fees Class II Shares	533,684
Professional fees	24,219
Printing fees	42,215
Trustee fees	7,677
Custodian fees	8,675
Accounting and transfer agent fees	2,259
Compliance program costs (Note 3)	444
Other	10,783

Total expenses before earnings credit and expenses waived	1,781,799

Earnings credit (Note 4)	(7)
Expenses waived for Master feeder service provider fees (Note 3)	(320,212)

Net Expenses	1,461,580

NET INVESTMENT INCOME	700,948

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(3,672,689)
Net change in unrealized appreciation/(depreciation) from investments	41,213,441

Net realized/unrealized gains from investments	37,540,752

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$38,241,700

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statements of Changes in Net Assets

	American Funds NVIT Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$700,948	$346,825
Net realized losses from investment transactions	(3,672,689)	(20,276,583)
Net change in unrealized appreciation from investments	41,213,441	69,409,737

Change in net assets resulting from operations	38,241,700	49,479,979

Distributions to Shareholders From:
Net investment income:
Class II	(347,126)	—
Net realized gains:
Class II	—	(17,953,428)

Change in net assets from shareholder distributions	(347,126)	(17,953,428)

Change in net assets from capital transactions	18,507,856	32,057,307

Change in net assets	56,402,430	63,583,858

Net Assets:
Beginning of year	198,323,289	134,739,431

End of year	$254,725,719	$198,323,289

Accumulated undistributed net investment income at end of year	$700,667	$346,822

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$36,790,676	$41,844,313
Dividends reinvested	347,126	17,953,428
Cost of shares redeemed	(18,629,946)	(27,740,434)

Total Class II	18,507,856	32,057,307

Change in net assets from capital transactions	$18,507,856	$32,057,307

SHARE TRANSACTIONS:
Class II Shares
Issued	766,153	1,007,018
Reinvested	7,424	410,834
Redeemed	(392,494)	(753,590)

Total Class II Shares	381,083	664,262

Total change in shares	381,083	664,262

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(c)(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)(e)	Portfolio Turnover(f)
Class II Shares
Year Ended December 31, 2010(g)	$46.01	0.16	8.20	8.36	(0.08)	–	(0.08)	$54.29	18.19%	$254,725,719	0.68%	0.33%	0.83%	28.00%
Year Ended December 31, 2009(g)	$36.95	0.10	13.97	14.07	–	(5.01)	(5.01)	$46.01	38.78%	$198,323,289	0.72%	0.23%	0.87%	37.00%
Year Ended December 31, 2008	$72.16	0.28	(30.91)	(30.63)	(1.14)	(3.44)	(4.58)	$36.95	(44.21)%	$134,739,431	0.70%	0.53%	0.88%	26.00%
Year Ended December 31, 2007	$64.82	0.35	7.37	7.72	(0.36)	(0.02)	(0.38)	$72.16	11.90%	$180,998,045	0.65%	0.68%	0.80%	40.00%
Period Ended December 31, 2006(h)	$62.91	0.39	1.92	2.31	(0.40)	–	(0.40)	$64.82	3.68%	$74,804,427	0.74%	1.90%	0.91%	35.00%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Master Fund.
(b)	Not annualized for periods less than one year.
(c)	Expenses do not include expenses from the Master Fund.
(d)	Annualized for periods less than one year.
(e)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2010 was 0.91%.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

2010 Annual Report	13

Notes to Financial Statements (Continued)

December 31, 2010

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Shares of the Master Fund in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s Security Valuation Policies.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Investment in Master Fund	$254,905,114	$–	$–	$254,905,114
Total	$254,905,114	$–	$–	$254,905,114

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

14	Annual Report 2010

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly- owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until May 1, 2011.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $533,684 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $444.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or Distributor), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011.

16	Annual Report 2010

Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

6.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$347,126	$—	$347,126	$—	$347,126

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$17,953,428	$17,953,428	$—	$17,953,428
Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$700,667	$—	$700,667	$—	$(8,182,950)	$(21,131,475)	$(28,613,758)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$276,036,589	$15,757,821	$(36,889,296)	$(21,131,475)

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires
$8,182,950	2017

18	Annual Report 2010

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of American Funds NVIT Growth Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	19

Supplemental Information

(Unaudited)

American Funds NVIT Growth Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 67.30%.

20	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant management since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	21

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

22	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

2010 Annual Report	23

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24	Annual Report 2010

American Funds NVIT Growth-Income Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on

Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-GI (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The American Funds NVIT Growth-Income Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth-Income Fund (the “Master Growth-Income Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Growth-Income Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Growth funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in stocks of small and mid-sized companies.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2	Annual Report 2010

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is

2010 Annual Report	3

Important Disclosures (Continued)

Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400,

King of Prussia, Pa. 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

American Funds NVIT Growth-Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the American Funds NVIT Growth-Income Fund (Class II at NAV) returned 10.97% versus 15.06% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 229 funds as of December 31, 2010) was 13.54% for the same time period.

Below is the 2010 annual report commentary from the American Funds Insurance Series® Growth-Income Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Growth-Income Fund). The Master Fund’s performance return shown below and the American Funds NVIT Growth-Income Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Growth-Income Fund.

Growth-Income Fund gained 11.4% for the 12 months ended December 31, 2010, while the fund’s benchmark, the S&P 500, added 15.1%.

The dramatic recovery in information technology stocks that began in late 2009 slowed in 2010, contributing to the fund’s modest return compared to its benchmark. Disappointing results from the fund’s sizable holdings in the technology sector, coupled with a cash position averaging 6.7% during the year, accounted for most of the difference.

We are optimistic that these technology holdings will soon make up the deficiency now that corporate balance sheets have improved and more companies are investing in technology equipment and services to help reduce their own costs. It’s not unusual for one sector or another to take a breather during an economic recovery, which is why our investment focus is on the long term.

Investing with a dividend focus has been the mainstay of our investment adviser since it began nearly 80 years ago, and we are confident that our strength in this area will continue to serve investors well in the future.

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Portfolio Managers: American Funds Team Members — James K. Dunton, J. Blair Frank, Claudia P. Huntington, Donald D. O’Neal, C. Ross Sappenfield and Dylan J. Yolles

6	Annual Report 2010

Fund Performance	American Funds NVIT Growth-Income Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class II	10.97%	6.94%
1	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

2	Fund commenced operations on April 27, 2007.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	1.12%	0.97%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth-Income Fund versus performance of the Standard & Poor’s 500 Index (S&P 500 Index)(a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	American Funds NVIT Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

American Funds NVIT Growth-Income Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 -12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 -12/31/10[a,b]
Class II Shares	Actual		1,000.00	1,222.50	3.70	0.66
	Hypothetical	[c]	1,000.00	1,021.88	3.36	0.66

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

American Funds NVIT Growth- Income Fund
Assets:
Investments in Master Fund (cost $721,537,851)	$810,078,209
Cash	3,018
Receivable for capital shares issued	4,054,232
Prepaid expenses	1,544

Total Assets	814,137,003

Liabilities:
Payable for investments purchased	4,054,147
Payable for capital shares redeemed	86
Accrued expenses and other payables:
Fund administration fees	18,337
Master feeder service provider fee	66,367
Distribution fees	165,918
Administrative servicing fees	156,311
Accounting and transfer agent fees	4,324
Trustee fees	8,850
Custodian fees	1,388
Compliance program costs (Note 3)	410
Professional fees	11,567
Printing fees	20,913
Other	16,841

Total Liabilities	4,525,459

Net Assets	$809,611,544

Represented by:
Capital	$734,575,455
Accumulated undistributed net investment income	8,173,659
Accumulated net realized losses from investment transactions	(21,677,928)
Net unrealized appreciation/(depreciation) from investments	88,540,358

Net Assets	$809,611,544

Net Assets:
Class II Shares	$809,611,544

Total	$809,611,544

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	21,956,543

Total	21,956,543

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$36.87

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Operations

For the Year Ended December 31, 2010

American Funds NVIT Growth- Income Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$12,201,547
Other income	125

Total Income	12,201,672

EXPENSES:
Fund administration fees	189,191
Master feeder service provider fees	1,522,760
Distribution fees Class II Shares	1,522,760
Administrative servicing fees Class II Shares	1,522,760
Professional fees	46,383
Printing fees	57,250
Trustee fees	23,922
Custodian fees	23,861
Accounting and transfer agent fees	5,488
Compliance program costs (Note 3)	1,239
Other	25,208

Total expenses before earnings credit and expenses waived	4,940,822

Earnings credit (Note 4)	(7)
Expenses waived for Master feeder service provider fees (Note 3)	(913,661)

Net Expenses	4,027,154

NET INVESTMENT INCOME	8,174,518

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(7,622,605)
Net change in unrealized appreciation/(depreciation) from investments	79,602,857

Net realized/unrealized gains from investments	71,980,252

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$80,154,770

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statements of Changes in Net Assets

	American Funds NVIT Growth-Income Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$8,174,518	$5,145,473
Net realized losses from investment transactions	(7,622,605)	(13,386,288)
Net change in unrealized appreciation from investments	79,602,857	120,409,970

Change in net assets resulting from operations	80,154,770	112,169,155

Distributions to Shareholders From:
Net investment income:
Class II	(5,146,401)	–
Net realized gains:
Class II	–	(10,254,924)

Change in net assets from shareholder distributions	(5,146,401)	(10,254,924)

Change in net assets from capital transactions	225,033,613	171,745,021

Change in net assets	300,041,982	273,659,252

Net Assets:
Beginning of year	509,569,562	235,910,310

End of year	$809,611,544	$509,569,562

Accumulated undistributed net investment income at end of year	$8,173,659	$5,145,481

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$247,704,860	$190,134,334
Dividends reinvested	5,146,401	10,254,924
Cost of shares redeemed	(27,817,648)	(28,644,237)

Total Class II	225,033,613	171,745,021

Change in net assets from capital transactions	$225,033,613	$171,745,021

SHARE TRANSACTIONS:
Class II Shares
Issued	7,408,951	6,820,115
Reinvested	150,457	324,523
Redeemed	(801,559)	(933,555)

Total Class II Shares	6,757,849	6,211,083

Total change in shares	6,757,849	6,211,083

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVlT Growth-Income Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets(c)(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)(e)	Portfolio Turnover(f)
Class II Shares
Year Ended December 31, 2010(g)	$33.53	0.45	3.21	3.66	(0.32)	–	(0.32)	$36.87	10.97%		$809,611,544	0.66%	1.34%	0.81%	22.00%
Year Ended December 31, 2009(g)	$26.25	0.40	7.61	8.01	–	(0.73)	(0.73)	$33.53	30.69%		$509,569,562	0.69%	1.39%	0.84%	24.00%
Year Ended December 31, 2008	$43.56	0.59	(17.14)	(16.55)	(0.75)	(0.01)	(0.76)	$26.25	(38.06%	)	$235,910,310	0.64%	2.61%	0.79%	31.00%
Period Ended December 31, 2007(h)	$44.86	0.62	(1.30)	(0.68)	(0.62)	–	(0.62)	$43.56	(1.54%	)	$87,530,963	0.68%	4.48%	0.83%	24.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Master Fund.
(b)	Not annualized for periods less than one year.
(c)	Expenses do not include expenses from the Master Fund.
(d)	Annualized for periods less than one year.
(e)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from April 27, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Notes to Financial Statements

December 31, 2010 (Unaudited)

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Growth-Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Growth-Income Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2010 was 3.09%.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

2010 Annual Report	13

Notes to Financial Statements (Continued)

December 31, 2010 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Shares of the Master Fund in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s Security Valuation Policies.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Investment in Master Fund	$810,078,209	$—	$—	$810,078,209
Total	$810,078,209	$—	$—	$810,078,209

Amounts designated as “—”are zero or have been rounded to zero.

For the period ended December 31, 2010 there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more

14	Annual Report 2010

likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.	Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until May 1, 2011.

NFM provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010 (Unaudited)

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced Fund, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this Fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $1,522,760 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,239.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or Distributor), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.   Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

16	Annual Report 2010

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

6.   Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,146,401	$—	$5,146,401	$—	$5,146,401

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$10,254,924	$10,254,924	$—	$10,254,924

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$8,173,659	$—	$8,173,659	$—	$—	$66,862,430	$75,036,089
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$743,215,779	$92,540,659	$(25,678,229)	$66,862,430

2010 Annual Report	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds NVIT Growth-Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Growth-Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

18	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	19

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

20	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Annual Report	21

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

22	Annual Report 2010

Federated NVIT High Income Bond Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

17	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

20	Financial Highlights

21	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-FHI (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss as well as greater price volatility than that of funds that invest in higher-rated debt securities.

Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, redemption risk and extension risk to varying degrees.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

2	Annual Report 2010

Barclays Capital (BARCAP) U.S Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, PA, a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Federated Investment Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Federated Investment Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

Federated NVIT High Income Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the Federated NVIT High Income Bond Fund (Class I at NAV) returned 13.15% versus 14.94% for its benchmark, the Barclays Capital (BARCAP) U.S. Corporate High Yield 2% Issuer Cap Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of High Current Yield Funds (consisting of 108 funds as of December 31, 2010) was 13.68% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Fund benefited from its holdings in the media-non cable, chemicals, media-cable, automotive, retail, and aerospace and defense industry sectors. Outperforming Fund holdings in the health-care sector offset the negative effect of an overweight position in this underperforming sector. The Fund also benefited from an underweight position in the weak-performing supermarket sector and an overweight position in the strong-performing gaming sector. Relative Fund performance also was helped by an overweight position in the outperforming CCC-rated quality sector; however, the gains were somewhat offset by a less-aggressive investment posture within this low-quality sector. Specific Fund holdings that substantially outperformed their counterparts in the Fund’s benchmark index included Affinity Group, Inc, FoxCo Acquisition LLC, Ally Financial Inc. preferred stock and Nexstar Broadcasting Group, Inc.

What areas of investment detracted from Fund performance?

The Fund was negatively affected by an underweight position relative to the Fund’s benchmark index in the strong-performing financials sector. The Fund also was hurt by its holdings in relatively underperforming securities in the wireless and wireline communications, lodging, services, food and beverage, paper and consumer products industry sectors. Specific Fund holdings that substantially underperformed their counterparts in the Fund’s benchmark index included Texas Competitive Electric Holdings Co. LLC, Dynegy Inc., Sitel Worldwide Corp., Hawker Beechcraft Corp. and Dean Foods Co.

What is your outlook for the near term?

We continue to believe that high-yield bonds offer attractive relative returns in the fixed-income area. Yield spreads relative to U.S. Treasury securities remain above their long-term median levels, giving solid valuation support to the market. The domestic economy appears to be gaining strength as 2011 begins, no doubt benefiting from stimulating monetary and fiscal policy. Corporate credit quality is strong, and we believe that default rates on high-yield securities will remain well below historical averages. These factors all bode well for strong relative returns for the high-yield market. Compared to their levels in recent years, absolute returns may be somewhat held back if high-quality interest rates begin to move higher as domestic economic conditions continue to firm.

Subadviser:

Federated Investment Management Company

Portfolio Manager:

Mark E. Durbiano

2010 Annual Report	5

Fund Performance	Federated NVIT High Income Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I2	13.15%	6.30%	7.24%
Class III[3]	13.16%	6.28%	7.22%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
[3]

These returns until the creation of the Class III shares (April 28, 2005) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced because all classes of shares invest in the same portfolio of securities.

Expense Ratios

Expense Ratio*
Class I	0.96%
Class III	0.96%
*	Current effective prospectus dated May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Federated NVIT High Income Bond Fund versus performance of the Barclays Capital High Yield Index (“High Yield”) (formerly Lehman Brothers High Yield Index)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/10. Unlike, the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	High Yield is a widely recognized, market valueweighted index which covers the universe of fixed rate, non-investment grade debt.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	Federated NVIT High Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

Federated NVIT High Income Bond Fund		Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual	1,000.00	1,095.90	4.81	0.91
	Hypothetical[b]	1,000.00	1,020.62	4.63	0.91
Class III Shares	Actual	1,000.00	1,096.20	4.81	0.91
	Hypothetical[b]	1,000.00	1,020.62	4.63	0.91

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guideline.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary	Federated NVIT High Income Bond Fund
December 31, 2010

Asset Allocation
Corporate Bonds	97.4%
Mutual Fund	0.4%
Preferred Stock	0.2%
Common Stocks‡	0.0%
Other assets in excess of liabilities	2.0%

100.0%

Top Industries †
Technology	8.9%
Media—Non-Cable	8.3%
Healthcare	8.2%
Financial Institutions	7.5%
Industrial—Other	5.6%
Energy	5.6%
Gaming	5.4%
Automotive	5.2%
Retailers	4.7%
Chemicals	4.2%
Other Industries	36.4%

100.0%

Top Holdings †
CIT Group, Inc., 7.00%, 05/01/17	2.1%
Ford Motor Credit Co. LLC, 8.00%, 12/15/16	2.1%
Sprint Capital Corp., 6.90%, 05/01/19	1.6%
Ally Financial, Inc., 8.00%, 03/15/20	1.6%
Biomet, Inc., 11.63%, 10/15/17	1.0%
HCA, Inc., 7.88%, 02/15/20	1.0%
International Lease Finance Corp., 8.75%, 03/15/17	1.0%
Intelsat Intermediate Holding Co. Ltd., 9.50%, 02/01/15	0.9%
Intelsat Jackson Holdings Ltd., 11.25%, 06/15/16	0.8%
Nuveen Investments, Inc., 10.50%, 11/15/15	0.8%
Other Holdings	87.1%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

Federated NVIT High Income Bond Fund

Corporate Bonds 97.4%

	Principal Amount	Market Value

Aerospace/Defense 1.7%
Altegrity, Inc.
10.50%, 11/01/15(a)(b)	$375,000	$384,844
11.75%, 05/01/16(a)(b)	800,000	817,000
Hawker Beechcraft Acquisition Co. LLC,
9.75%, 04/01/17	325,000	184,437
Mantech International Corp.,
7.25%, 04/15/18	250,000	261,250
Sequa Corp.,
13.50%, 12/01/15(a)(b)	457,638	494,821
TransDigm, Inc.
7.75%, 07/15/14	1,100,000	1,144,000
7.75%, 12/15/18(a)(b)	1,775,000	1,837,125

		5,123,477

Automotive 5.1%
Affinia Group Holdings, Inc.
9.00%, 11/30/14(a)(b)	50,000	51,375
10.75%, 08/15/16(a)(b)	472,000	523,920
American Axle & Manufacturing Holdings, Inc.,
9.25%, 01/15/17(a)(b)	1,000,000	1,117,500
ArvinMeritor, Inc.,
10.63%, 03/15/18	1,050,000	1,181,250
Cooper-Standard Automotive, Inc.,
8.50%, 05/01/18(a)(b)	925,000	980,500
Ford Motor Credit Co. LLC
8.00%, 12/15/16	5,450,000	6,090,151
6.63%, 08/15/17	700,000	735,694
General Motors Corp.,
7.40%, 09/01/25*(c)	2,500,000	837,500
Lear Corp.
7.88%, 03/15/18	1,100,000	1,177,000
8.13%, 03/15/20	100,00	108,750
Stoneridge, Inc.,
9.50%, 10/15/17(a)(b)	750,000	810,000
Tenneco, Inc.
7.75%, 08/15/18(a)(b)	275,000	291,500
6.88%, 12/15/20(a)(b)	450,000	460,125
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc.,
10.63%, 09/01/17(a)(b)	540,000	580,500
TRW Automotive, Inc.,
8.88%, 12/01/17(a)(b)	300,000	336,000

		15,281,765

Building Materials 1.5%
Associated Materials LLC,
9.13%, 11/01/17(a)(b)	125,000	130,625
Building Materials Corp. of America,
7.50%, 03/15/20(a)(b)	250,000	254,375
Interline Brands, Inc.,
7.00%, 11/15/18(a)(b)	275,000	279,125

Corporate Bonds (continued)

	Principal Amount	Market Value

Building Materials (continued)
Norcraft Cos. LP,
10.50%, 12/15/15	$1,075,000	$1,142,188
Norcraft Holdings LP,
9.75%, 09/01/12(d)	376,000	378,350
Nortek, Inc.
11.00%, 12/01/13	726,444	773,663
10.00%, 12/01/18(a)(b)	475,000	490,437
Ply Gem Industries, Inc.,
11.75%, 06/15/13	850,000	909,500

		4,358,263

Chemicals 4.1%
Ashland, Inc.,
9.13%, 06/01/17	100,000	115,250
Celanese US Holdings LLC,
6.63%, 10/15/18(a)(b)	175,000	180,688
CF Industries, Inc.
6.88%, 05/01/18	125,000	133,750
7.13%, 05/01/20	125,000	136,875
Compass Minerals International, Inc.,
8.00%, 06/01/19	350,000	381,500
Ferro Corp.,
7.88%, 08/15/18	100,000	105,500
Hexion US Finance Corp.
8.88%, 02/01/18	1,175,000	1,255,781
9.00%, 11/15/20(a)(b)	300,000	317,250
Huntsman International LLC
5.50%, 06/30/16	400,000	387,000
8.63%, 03/15/20	1,050,000	1,141,875
8.63%, 03/15/21(a)(b)	575,000	621,000
Koppers, Inc.,
7.88%, 12/01/19	475,000	509,438
Momentive Performance Materials, Inc.,
9.00%, 01/15/21(a)(b)	750,000	791,250
Nalco Co.,
8.25%, 05/15/17	1,450,000	1,571,437
Nalco Finance Holdings, Inc.,
9.00%, 02/01/14(d)	481,000	490,620
Omnova Solutions, Inc.,
7.88%, 11/01/18(a)(b)	275,000	277,062
OXEA Finance & Cy SCA RegS,
9.50%, 07/15/17(a)(b)	900,000	975,375
Solutia, Inc.
8.75%, 11/01/17	1,050,000	1,149,750
7.88%, 03/15/20	650,000	695,500
Union Carbide Corp.
7.88%, 04/01/23	225,000	243,419
7.50%, 06/01/25	350,000	363,011
Vertellus Specialties, Inc.,
9.38%, 10/01/15(a)(b)	425,000	450,500

		12,293,831

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Construction Machinery 0.9%
Case New Holland, Inc.,
7.88%, 12/01/17(b)	$225,000	$245,813
RSC Equipment Rental, Inc.
9.50%, 12/01/14	425,000	446,250
10.00%, 07/15/17(a)(b)	275,000	309,375
10.25%, 11/15/19	500,000	557,500
United Rentals North America, Inc.,
8.38%, 09/15/20	1,025,000	1,042,937

		2,601,875

Consumer Products 3.9%
Easton-Bell Sports, Inc.,
9.75%, 12/01/16	1,500,000	1,646,250
Jarden Corp.
8.00%, 05/01/16	625,000	680,469
7.50%, 05/01/17	475,000	500,531
Libbey Glass, Inc.,
10.00%, 02/15/15(b)	325,000	349,375
Prestige Brands, Inc.,
8.25%, 04/01/18(a)(b)	275,000	284,625
Scotts Miracle-Gro Co. (The),
6.63%, 12/15/20(a)(b)	600,000	600,000
Sealy Mattress Co.
8.25%, 06/15/14	1,475,000	1,508,187
10.88%, 04/15/16(a)(b)	495,000	559,350
Simmons Bedding Co.,
11.25%, 07/15/15(a)(b)	1,500,000	1,620,000
Spectrum Brands Holdings, Inc.,
9.50%, 06/15/18(a)(b)	350,000	384,563
Spectrum Brands, Inc. PIK,
12.00%, 08/28/19	1,292,140	1,442,351
Visant Corp.,
10.00%, 10/01/17(a)(b)	2,050,000	2,178,125

		11,753,826

Energy 5.5%
ATP Oil & Gas Corp.,
11.88%, 05/01/15(a)(b)	1,425,000	1,346,625
Basic Energy Services, Inc.,
7.13%, 04/15/16	950,000	921,500
Berry Petroleum Co.,
6.75%, 11/01/20	150,000	150,750
CGGVeritas
7.50%, 05/15/15	550,000	559,625
7.75%, 05/15/17	950,000	973,750
Chesapeake Energy Corp. 9.50%,02/15/15	1,000,000	1,127,500
6.88%, 08/15/18	450,000	456,750
6.63%, 08/15/20	325,000	320,125
Coffeyville Resources LLC/Coffeyville Finance, Inc.,
10.88%, 04/01/17(a)(b)	900,000	967,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy (continued)
Complete Production Services, Inc.,
8.00%, 12/15/16	$675,000	$698,625
Concho Resources, Inc.,
7.00%, 01/15/21	550,000	563,750
Denbury Resources, Inc.,
9.75%, 03/01/16	675,000	752,625
EXCO Resources, Inc.,
7.50%, 09/15/18	900,000	882,000
Frac Tech Services LLC/Frac Tech Finance, Inc.,
7.13%, 11/15/18(a)(b)	150,000	152,250
Linn Energy LLC/Linn Energy Finance Corp.
11.75%, 05/15/17	500,000	572,500
8.63%, 04/15/20(a)(b)	725,000	781,187
7.75%, 02/01/21(a)(b)	325,000	333,125
McJunkin Red Man Corp.,
9.50%, 12/15/16(a)(b)	1,300,000	1,228,500
Petrohawk Energy Corp.,
7.25%, 08/15/18	1,550,000	1,565,500
PHI, Inc.,
8.63%, 10/15/18(a)(b)	775,000	794,375
Plains Exploration & Production Co.,
7.00%, 03/15/17	375,000	385,313
SandRidge Energy, Inc.,
9.88%, 05/15/16(a)(b)	900,000	951,750

		16,485,625

Entertainment 1.8%
Cedar Fair LP,
9.13%, 08/01/18(a)(b)	1,150,000	1,237,688
Cinemark USA, Inc.,
8.63%, 06/15/19	1,100,000	1,190,750
HRP Myrtle Beach Operations LLC,
0.00%, 04/01/12*(a)(b)(c)(e)(f)(g)	675,000	0
Regal Cinemas Corp.,
8.63%, 07/15/19	1,100,000	1,166,000
Universal City Development Partners Ltd.
8.88%, 11/15/15	875,000	929,687
10.88%, 11/15/16	700,000	764,750

		5,288,875

Financial Institutions 7.3%
Ally Financial, Inc.
6.25%, 12/01/17(a)(b)	600,000	600,000
8.00%, 03/15/20	4,200,000	4,588,500
7.50%, 09/15/20(a)(b)	350,000	367,063
8.00%, 11/01/31	690,000	743,475
CIT Group, Inc.
7.00%, 05/01/17	6,075,000	6,090,187
10.25%, 05/01/17	950,00	970,236

10	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Financial Institutions (continued)
International Lease Finance Corp.
8.63%, 09/15/15(a)(b)	$525,000	$564,375
8.75%, 03/15/17(a)(b)	2,625,000	2,815,312
8.88%, 09/01/17	700,000	755,125
8.25%, 12/15/20	300,000	309,000
iPayment, Inc.,
9.75%, 05/15/14	500,000	470,000
Lender Processing Services, Inc.,
8.13%, 07/01/16	725,000	743,125
Nuveen Investments, Inc.,
10.50%, 11/15/15	2,200,000	2,249,500
Pinafore LLC/Pinafore, Inc.
9.00%, 10/01/18(a)(b)	700,000	756,000

		22,021,898

Food & Beverage 3.7%
ARAMARK Corp.,
8.50%, 02/01/15	1,650,000	1,724,250
B&G Foods, Inc.,
7.63%, 01/15/18	600,000	631,500
Darling International, Inc.,
8.50%, 12/15/18(a)(b)	150,000	156,375
Dean Foods Co.
7.00%, 06/01/16	2,000,000	1,835,000
9.75%, 12/15/18(a)(b)	450,000	453,375
Michael Food, Inc.,
9.75%, 07/15/18(a)(b)	1,025,000	1,119,813
Pinnacle Foods Finance LLC
9.25%, 04/01/15	675,000	702,844
10.63%, 04/01/17	650,000	695,500
8.25%, 09/01/17	575,000	587,937
Reddy Ice Corp.
11.25%, 03/15/15	350,000	357,875
13.25%, 11/01/15	557,000	476,235
Smithfield Foods, Inc.
10.00%, 07/15/14(a)(b)	600,000	691,500
7.75%, 07/01/17	1,400,000	1,456,000
TreeHouse Foods, Inc.,
7.75%, 03/01/18	100,000	108,375

		10,996,579

Food & Staples Retailing 0.0%†
Jitney-Jungle Stores of America, Inc., expired maturity,
10.38%(c)(f)(g)	100,000	0

Gaming 5.3%
American Casinos & Entertainment Properties, LLC,
11.00%, 06/15/14	625,000	634,375
Ameristar Casinos, Inc.,
9.25%, 06/01/14	1,025,000	1,096,750
Global Cash Access LLC,
8.75%, 03/15/12	345,000	346,725
Great Canadian Gaming Corp.,
7.25%, 02/15/15(a)(b)	1,300,000	1,329,250

Corporate Bonds (continued)

	Principal Amount	Market Value

Gaming (continued)
Harrahs Operating Co., Inc.,
11.25%, 06/01/17	$1,675,000	$1,884,375
Herbst Gaming, Inc.,
7.00%, 11/15/14*(c)(f)(g)	850,000	0
Jacobs Entertainment, Inc.,
9.75%, 06/15/14	1,150,000	1,118,375
MGM Grand, Inc.,
10.38%, 05/15/14	125,000	140,313
MGM Mirage, Inc.
7.50%, 06/01/16	1,750,000	1,636,250
11.13%, 11/15/17	700,000	805,000
11.38%, 03/01/18	800,000	868,000
Peninsula Gaming LLC,
10.75%, 08/15/17	1,400,000	1,508,500
Penn National Gaming, Inc.,
8.75%, 08/15/19	800,000	882,000
San Pasqual Casino,
8.00%, 09/15/13(a)(b)	725,000	725,906
Seminole Indian Tribe of Florida
7.75%, 10/01/17(a)(b)	175,000	180,687
7.80%, 10/01/20(a)(b)	965,000	940,393
Wynn Las Vegas LLC,
7.75%, 08/15/20	1,075,000	1,163,688
Yonkers Racing Corp.,
11.38%, 07/15/16(a)(b)	585,000	644,231

		15,904,818

Healthcare 8.1%
Alere, Inc.,
9.00%, 05/15/16	500,000	515,000
Bausch & Lomb, Inc.,
9.88%, 11/01/15	925,000	989,750
Bio-Rad Laboratories, Inc.,
8.00%, 09/15/16	600,000	651,000
Biomet, Inc.,
11.63%, 10/15/17	2,675,000	2,955,875
CRC Health Corp.,
10.75%, 02/01/16	800,000	802,000
HCA Holdings, Inc.,
7.75%, 05/15/21(a)(b)	425,000	425,000
HCA, Inc.
9.25%, 11/15/16	1,275,000	1,360,266
9.63%, 11/15/16	500,000	535,625
9.88%, 02/15/17	1,050,000	1,155,000
7.88%, 02/15/20	2,700,000	2,889,000
7.50%, 11/06/33	650,000	598,000
Inverness Medical Innovations, Inc.,
7.88%, 02/01/16	1,075,000	1,077,687
Multiplan, Inc.,
9.88%, 09/01/18(a)(b)	1,200,000	1,275,000
National Mentor Holdings, Inc.,
11.25%, 07/01/14	1,125,000	1,141,875

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Healthcare (continued)
Omnicare, Inc.
6.88%, 12/15/15	$1,025,000	$1,042,937
7.75%, 06/01/20	250,000	257,500
United Surgical Partners International, Inc.,
9.25%, 05/01/17	1,300,000	1,352,000
Universal Hospital Services, Inc.
3.83%, 06/01/15(e)	375,000	343,125
8.50%, 06/01/15	900,000	924,750
Vanguard Health Holding LLC,
8.00%, 02/01/18	1,925,000	1,973,125
VWR Funding, Inc., Series B,
10.25%, 07/15/15	1,902,656	1,997,789

		24,262,304

Industrial—Other 5.5%
American Tire Distributors, Inc.,
9.75%, 06/01/17(b)	550,000	594,000
Amsted Industries, Inc.,
8.13%, 03/15/18(a)(b)	725,000	769,406
Aquilex Holdings LLC/Aquilex Finance Corp.,
11.13%, 12/15/16	600,000	607,500
Baker & Taylor, Inc.,
11.50%, 07/01/13(a)(b)	525,000	429,187
Baldor Electric Co.,
8.63%, 02/15/17	500,000	560,000
Belden, Inc.,
7.00%, 03/15/17	375,000	379,688
BWAY Parent Co., Inc.,
10.13%, 11/01/15(a)(b)	575,000	580,750
Cleaver-Brooks, Inc.,
12.25%, 05/01/16(a)(b)	850,000	902,063
General Cable Corp.,
7.13%, 04/01/17	1,150,000	1,184,500
Hillman Group, Inc.,
10.88%, 06/01/18	650,000	713,375
International Wire Group, Inc.,
9.75%, 04/15/15(a)(b)	725,000	757,625
JohnsonDiversey, Inc.,
8.25%, 11/15/19	600,000	651,000
JohnsonDiversey, Inc. PIK,
10.50%, 05/15/20	825,000	948,750
Knowledge Learning Corp.,
7.75%, 02/01/15(a)(b)	1,025,000	1,004,500
Maxim Crane Works LP,
12.25%, 04/15/15(a)(b)	725,000	704,156
Mueller Water Products, Inc.
7.38%, 06/01/17	475,000	458,375
8.75%, 09/01/20	675,000	745,875
RBS Global, Inc./Rexnord LLC,
8.50%, 05/01/18	1,200,000	1,275,000
Reliance Intermediate Holdings LP,
9.50%, 12/15/19(a)(b)	1,050,000	1,103,812

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial—Other (continued)
Sensus Metering Systems, Inc.,
8.63%, 12/15/13	$975,000	$989,625
SPX Corp.,
7.63%, 12/15/14	950,000	1,033,125
Thermon Industries, Inc.,
9.50%, 05/01/17(a)(b)	200,000	213,000

		16,605,312

Lodging 0.1%
Host Hotels & Resorts LP, Series O,
6.38%, 03/15/15	350,000	355,250

Media—Cable 1.5%
CCH II LLC/CCH II Capital Corp.,
13.50%, 11/30/16	385,023	459,140
CCO Holdings LLC/CCO Holdings Capital Corp.
7.25%, 10/30/17	500,000	507,500
7.88%, 04/30/18	1,425,000	1,474,875
8.13%, 04/30/20	100,000	105,250
Insight Communications Co., Inc.,
9.38%, 07/15/18(a)(b)	450,000	479,250
Virgin Media Finance PLC, Series 1,
9.50%, 08/15/16	1,275,000	1,440,750

		4,466,765

Media—Non-Cable 8.1%
Citadel Broadcasting Corp.,
7.75%, 12/15/18(a)(b)	175,000	181,125
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17	125,000	135,938
Clear Channel Worldwide Holdings, Inc.,
Series B, 9.25%, 12/15/17	1,250,000	1,368,750
Entravision Communications Corp.,
8.75%, 08/01/17(a)(b)	550,000	580,250
Fox Acquisition Sub LLC,
13.38%, 07/15/16(a)(b)	1,150,000	1,259,250
Idearc Litigation Trusts,
8.00%, 11/15/16*(c)(g)	1,375,000	10,312
Inmarsat Finance PLC,
7.38%, 12/01/17(a)(b)	300,000	315,000
Intelsat Intermediate Holding Co. Ltd.,
9.50%, 02/01/15(d)	2,450,000	2,523,500
Intelsat Jackson Holdings Ltd.,
11.25%, 06/15/16	2,250,000	2,424,375
Interpublic Group of Cos., Inc.,
10.00%, 07/15/17	750,000	877,500
Lamar Media Corp.,
9.75%, 04/01/14	100,000	115,000
Lamar Media Corp., Series B,
6.63%, 08/15/15	1,450,000	1,471,750
Lamar Media Corp., Series C,
6.63%, 08/15/15	375,000	380,625

12	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Media—Non-Cable (continued)
MDC Partners, Inc.,
11.00%, 11/01/16	$1,225,000	$1,350,562
MediMedia USA, Inc.,
11.38%, 11/15/14(a)(b)	1,550,000	1,333,000
Nexstar Broadcasting, Inc.,
7.00%, 01/15/14	450,000	439,875
Nexstar Broadcasting, Inc., Series 1,
7.00%, 01/15/14	921,392	896,054
Nielsen Finance Co. LLC
11.63%, 02/01/14	1,000,000	1,157,500
11.50%, 05/01/16	750,000	866,250
Nielsen Finance Co. LLC/Nielsen Finance Co.
0.00%, 08/01/16(d)	475,000	498,750
7.75%, 10/15/18(a)(b)	275,000	284,625
ProQuest LLC/ProQuest Notes Co.,
9.00%, 10/15/18(a)(b)	750,000	772,500
SGS International, Inc.,
12.00%, 12/15/13	1,675,000	1,725,250
Sirius XM Radio, Inc.,
8.75%, 04/01/15(a)(b)	850,000	920,125
Umbrella Acquisition, Inc. PIK,
9.75%, 03/15/15(a)(b)(e)	688,473	743,551
Univision Communications, Inc.,
12.00%, 07/01/14(a)(b)	125,000	136,875
XM Satellite Radio, Inc.
13.00%, 08/01/13(a)(b)	475,000	565,250
7.63%, 11/01/18(a)(b)	975,000	1,006,688

		24,340,230

Metals & Mining 0.1%
Aleris International, Inc.
9.00%, 12/15/14*(c)(g)	600,000	2,700
10.00%, 12/15/16*(c)(g)	475,000	1,192
Atkore International, Inc.,
9.88%, 01/01/18(a)(b)	275,000	286,000

		289,892

Packaging 3.0%
Ardagh Packaging Finance PLC,
9.13%, 10/15/20(a)(b)	775,000	806,000
Berry Plastics Corp.,
9.50%, 05/15/18	700,000	701,750
BWAY Holding Co.,
10.00%, 06/15/18(a)(b)	625,000	674,219
Crown Americas LLC
7.75%, 11/15/15	775,000	806,000
7.63%, 05/15/17	750,000	806,250
Graham Packaging Co. LP
8.25%, 01/01/17	1,275,000	1,326,000
8.25%, 10/01/18	425,000	446,250
Greif, Inc.,
7.75%, 08/01/19	700,000	766,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Packaging (continued)
Reynolds Group Issuer, Inc.
8.50%, 05/15/18(a)(b)	$2,100,000	$2,110,500
7.13%, 04/15/19(a)(b)	600,000	610,500

		9,053,969

Paper 1.7%
Boise Paper Holdings LLC,
9.00%, 11/01/17	825,000	901,313
Cascades, Inc.,
7.88%, 01/15/20	275,000	287,375
Clearwater Paper Corp.
10.63%, 06/15/16	225,000	257,062
7.13%, 11/01/18(a)(b)	100,000	103,250
Graphic Packaging International, Inc.,
9.50%, 06/15/17	1,700,000	1,855,125
NewPage Corp.,
11.38%, 12/31/14	250,000	235,000
PE Paper Escrow GmbH,
12.00%, 08/01/14(a)(b)	525,000	607,400
Rock-Tenn Co.,
9.25%, 03/15/16	900,000	981,000

		5,227,525

Restaurants 1.9%
Blue Acquisition Sub, Inc.,
9.88%, 10/15/18(a)(b)	400,000	426,000
DineEquity, Inc.,
9.50%, 10/30/18(a)(b)	1,400,000	1,484,000
Dunkin Finance Corp.,
9.63%, 12/01/18(a)(b)	1,475,000	1,489,750
NPC International, Inc.,
9.50%, 05/01/14	1,325,000	1,354,813
Seminole Hard Rock Entertainment, Inc.,
2.80%, 03/15/14(a)(b)(e)	1,025,000	937,875

		5,692,438

Retailers 4.6%
Express LLC,
8.75%, 03/01/18	175,000	185,938
General Nutrition Centers, Inc.
5.75%, 03/15/14(e)	1,450,000	1,435,500
10.75%, 03/15/15	200,000	203,000
Giraffe Acquisition Corp.,
9.13%, 12/01/18(a)(b)	900,000	938,250
JC Penney Corp., Inc.,
7.40%, 04/01/37	225,000	213,750
Macy’s Retail Holdings, Inc.
6.65%, 07/15/24	250,000	247,500
7.00%, 02/15/28	225,000	223,313
6.90%, 04/01/29	275,000	270,188
6.90%, 01/15/32	125,000	124,687

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Retailers (continued)
Penske Auto Group, Inc.,
7.75%, 12/15/16	$1,450,000	$1,479,000
Petco Animal Supplies, Inc.,
9.25%, 12/01/18(a)(b)	1,150,000	1,211,812
QVC, Inc.,
7.13%, 04/15/17(a)(b)	1,750,000	1,833,125
Sally Holdings, Inc./Sally Capital, Inc.,
10.50%, 11/15/16	1,625,000	1,791,562
Toys “R” Us Property Co. I LLC,
10.75%, 07/15/17	1,325,000	1,510,500
Yankee Acquisition Corp., Series B,
9.75%, 02/15/17	2,075,000	2,163,187

		13,831,312

Services 2.4%
Bankrate, Inc.,
11.75%, 07/15/15(a)(b)	525,000	582,750
Ceridian Corp.,
11.25%, 11/15/15	650,000	643,500
Garda World Security Corp.,
9.75%, 03/15/17(a)(b)	925,000	992,062
KAR Auction Services, Inc.
8.75%, 05/01/14	975,000	1,014,000
10.00%, 05/01/15	15,000	15,900
Sitel LLC,
11.50%, 04/01/18(a)(b)	1,350,000	1,113,750
Trans Union LLC,
11.38%, 06/15/18(a)(b)	375,000	427,500
West Corp.
11.00%, 10/15/16	1,300,000	1,410,500
8.63%, 10/01/18(a)(b)	125,000	132,500
7.88%, 01/15/19(a)(b)	875,000	890,313

		7,222,775

Specialty Retail 0.0%†
U.S. Office Products Co., expired maturity,
9.75%*(c)(f)(g)	455,359	0

Technology 8.7%
Activant Solutions, Inc.,
9.50%, 05/01/16	1,100,000	1,105,500
Advanced Micro Devices, Inc.
8.13%, 12/15/17	950,000	1,007,000
7.75%, 08/01/20(a)(b)	300,000	311,250
Allen Systems Group, Inc.,
10.50%, 11/15/16(a)(b)	850,000	856,375
Aspect Software, Inc.,
10.63%, 05/15/17(a)(b)	1,050,000	1,077,563
Compucom Systems, Inc.,
12.50%, 10/01/15(a)(b)	1,450,000	1,558,750

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology (continued)
Fidelity National Information Services, Inc.
7.63%, 07/15/17(b)	$1,800,000	$1,894,500
7.88%, 07/15/20(b)	100,000	105,750
Freescale Semiconductor, Inc.
9.25%, 04/15/18(a)(b)	1,025,000	1,127,500
10.75%, 08/01/20(a)(b)	1,000,000	1,090,000
GXS Worldwide, Inc.,
9.75%, 06/15/15	1,200,000	1,185,000
Interactive Data Corp.,
10.25%, 08/01/18(a)(b)	825,000	903,375
Kemet Corp.,
10.50%, 05/01/18(a)(b)	700,000	752,500
MagnaChip Semiconductor SA/ MagnaChip Semiconductor Finance Co.,
10.50%, 04/15/18	1,050,000	1,107,750
Seagate Technology HDD Holdings
7.75%, 12/15/18(a)(b)	625,000	632,812
6.88%, 05/01/20(a)(b)	925,000	883,375
Serena Software, Inc.,
10.38%, 03/15/16	1,050,000	1,073,625
Spansion LLC,
7.88%, 11/15/17(a)(b)	775,000	767,250
SS&C Technologies, Inc.,
11.75%, 12/01/13	649,000	670,093
SSI Invest II,	1,075,000	1,166,375
11.13%, 06/01/18
Stream Global Services, Inc.,
11.25%, 10/01/14	1,150,000	1,158,625
SunGard Data Systems, Inc.
10.63%, 05/15/15	1,350,000	1,488,375
10.25%, 08/15/15	1,050,000	1,103,812
7.38%, 11/15/18(a)(b)	225,000	226,125
7.63%, 11/15/20(a)(b)	250,000	253,125
Terremark Worldwide, Inc.,
12.00%, 06/15/17	1,175,000	1,345,375
Unisys Corp.,
12.50%, 01/15/16	425,000	471,750
Viasystems, Inc.,
12.00%, 01/15/15(a)(b)	675,000	754,313

		26,077,843

Transportation 1.4%
Avis Budget Car Rental LLC
9.63%, 03/15/18	950,000	1,023,625
8.25%, 01/15/19(a)(b)	750,000	757,500
CHC Helicopter SA,
9.25%, 10/15/20(a)(b)	700,000	724,500
Hertz Corp.
8.88%, 01/01/14	450,000	460,125
7.50%, 10/15/18(a)(b)	725,000	752,188
7.38%, 01/15/21(a)(b)	225,000	227,250

14	Annual Report 2010

z	Corporate Bonds (continued)

		Principal Amount	Market Value

	Transportation (continued)
	Kansas City Southern Railway Co.,
	8.00%, 06/01/15	$375,000	$403,125

			4,348,313

	Utility—Electric 2.2%
	Calpine Corp.,
	7.50%, 02/15/21(a)(b)	875,000	861,875
	Dynegy Holdings, Inc.,
	7.75%, 06/01/19	775,000	517,313
	Edison Mission Energy,
	7.75%, 06/15/16	800,000	688,000
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
	10.00%, 12/01/20	425,000	438,291
	FPL Energy National Wind Portfolio LLC,
	6.13%, 03/25/19(a)(b)	260,573	247,335
	NRG Energy, Inc.
	7.38%, 01/15/17	2,000,000	2,060,000
	8.25%, 09/01/20(a)(b)	275,000	281,875
	NV Energy, Inc.,
	6.75%, 08/15/17	800,000	825,553
	Texas Competitive Electric Holdings Co. LLC, Series A,
	10.25%, 11/01/15	1,175,000	663,875

			6,584,117

	Utility—Natural Gas 3.4%
	AmeriGas Partners LP,
	7.13%, 05/20/16	875,000	905,625
	Crosstex Energy LP,
	8.88%, 02/15/18	1,325,000	1,419,406
	Energy Transfer Equity LP,
	7.50%, 10/15/20	1,250,000	1,287,500
	Ferrellgas LP/Ferrellgas Finance Corp.,
	6.50%, 05/01/21(a)(b)	300,000	292,500
	Holly Energy Partners LP,
	6.25%, 03/01/15	750,000	742,500
	Inergy LP
	6.88%, 12/15/14	750,000	761,250
	7.00%, 10/01/18(a)(b)	1,125,000	1,133,438
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Series B,
	8.75%, 04/15/18	1,050,000	1,136,625
	Niska Gas Storage US LLC,
	8.88%, 03/15/18(a)(b)	850,000	909,500
	Regency Energy Partners LP/Regency Energy Finance Corp.
	9.38%, 06/01/16	225,000	246,938
	6.88%, 12/01/18	575,000	582,187
	Southern Star Central Corp.,
	6.75%, 03/01/16	600,000	606,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Utility—Natural Gas (continued)
Suburban Propane Partners LP,
7.38%, 03/15/20	$225,000	$240,187

		10,263,656

Wireless Communications 3.5%
Buccaneer Merger Sub, Inc.,
9.13%, 01/15/19(a)(b)	100,000	103,250
Digicel Group Ltd.
12.00%, 04/01/14(a)(b)	500,000	581,250
9.13%, 01/15/15(a)(b)	800,767	810,777
8.25%, 09/01/17(a)(b)	1,375,000	1,409,375
10.50%, 04/15/18(a)(b)	150,000	165,000
MetroPCS Wireless, Inc.
7.88%, 09/01/18	700,000	726,250
6.63%, 11/15/20	725,000	690,563
Nextel Communications, Inc.,
Series D, 7.38%, 08/01/15	1,225,000	1,226,531
Sprint Capital Corp.,
6.90%, 05/01/19	4,725,000	4,665,937

		10,378,933

Wireline Communications 0.4%
tw telecom holdings, inc.,
8.00%, 03/01/18	100,000	106,250
Windstream Corp.,
8.13%, 09/01/18	1,100,000	1,155,000

		1,261,250

Total Corporate Bonds (cost $279,428,126)		292,372,716

Common Stocks 0.0%†

	Shares	Market Value

Consumer Products 0.0%†
Sleepmaster LLC Membership Units ADR-NL*(f)(g)	185	$0

Packaging 0.0%†
Pliant Corp. *(a)(f)(g)	1	0

Total Common Stocks (cost $155,470)		0

2010 Annual Report	15

Statement of Investments (Continued)

December 31, 2010

Federated NVIT High Income Bond Fund (Continued)

Preferred Stock 0.2%

	Shares	Market Value

Financial Institutions 0.2%
Ally Financial, Inc.,
7.00%(b)	678	$640,773

Total Preferred Stock (cost $328,381)		640,773

Mutual Fund 0.4%
Money Market Fund 0.4%
Invesco Liquid Assets Portfolio —Institutional Class, 0.19% (h)	1,377,970	1,377,970

Total Mutual Fund (cost $1,377,970)		1,377,970

Total Investments (cost $281,289,947) (i) —98.0%		294,391,459
Other assets in excess of liabilities—2.0%		5,884,881

NET ASSETS—100.0%		$300,276,340

*	Denotes a non-income producing security.
(a)	Restricted security.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2010 was $97,207,896 which represents 32.37% of net assets.

(c)	Security in default.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2010.

(e)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date represents the actual maturity date.

(f)	Fair Valued Security.

(g)	Illiquid security.

(h)	Represents 7-day effective yield as of December 31, 2010.

(i)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

GmbH	Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NL	Netherlands

PLC	Public Limited Company

PIK	Paid In Kind

RegS	Regulation S

SA	Stock Company

SCA	Limited partnership with share capital

16	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

Federated NVIT High Income Bond Fund
Assets:
Investments, at value (cost $281,289,947)	$294,391,459
Cash	352
Interest and dividends receivable	5,828,211
Receivable for investments sold	250,000
Receivable for capital shares issued	347,427
Prepaid expenses	598

Total Assets	300,818,047

Liabilities:
Payable for capital shares redeemed	266,185
Accrued expenses and other payables:
Investment advisory fees	169,408
Fund administration fees	12,533
Administrative servicing fees	40,323
Accounting and transfer agent fees	5,919
Trustee fees	3,905
Custodian fees	3,900
Compliance program costs (Note 3)	589
Professional fees	17,192
Printing fees	13,557
Other	8,196

Total Liabilities	541,707

Net Assets	$300,276,340

Represented by:
Capital	$304,939,406
Accumulated undistributed net investment income	922,228
Accumulated net realized losses from investment transactions	(18,686,806)
Net unrealized appreciation/(depreciation) from investments	13,101,512

Net Assets	$300,276,340

Net Assets:
Class I Shares	$76,634,315
Class III Shares	223,642,025

Total	$300,276,340

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	11,187,756
Class III Shares	32,677,515

Total	43,865,271

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.85
Class III Shares	$6.84

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Statement of Operations

For the Year Ended December 31, 2010

Federated NVIT High Income Bond Fund
INVESTMENT INCOME:
Interest income	$24,250,712
Dividend income	62,271

Total Income	24,312,983

EXPENSES:
Investment advisory fees	1,769,219
Fund administration fees	124,709
Administrative servicing fees Class I Shares	120,354
Administrative servicing fees Class III Shares	273,173
Professional fees	40,656
Printing fees	23,814
Trustee fees	9,541
Custodian fees	19,097
Accounting and transfer agent fees	22,161
Compliance program costs (Note 3)	415
Other	12,494

Total expenses before earnings credit	2,415,633

Earnings credit (Note 5)	(171)

Net Expenses	2,415,462

NET INVESTMENT INCOME	21,897,521

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(3,062,176)
Net change in unrealized appreciation/(depreciation) from investments	11,887,128

Net realized/unrealized gains from investments	8,824,952

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$30,722,473

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Statements of Changes in Net Assets

	Federated NVIT High Income Bond Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$21,897,521	$22,380,864
Net realized losses from investment transactions	(3,062,176)	(7,197,039)
Net change in unrealized appreciation from investments	11,887,128	70,960,751

Change in net assets resulting from operations	30,722,473	86,144,576

Distributions to Shareholders From:
Net investment income:
Class I	(6,744,727)	(7,217,773)
Class III	(15,424,993)	(14,458,061)

Change in net assets from shareholder distributions	(22,169,720)	(21,675,834)

Change in net assets from capital transactions	(5,508,038)	75,422,001

Change in net assets	3,044,715	139,890,743

Net Assets:
Beginning of year	297,231,625	157,340,882

End of year	$300,276,340	$297,231,625

Accumulated undistributed net investment income at end of year	$922,228	$1,194,293

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$13,164,647	$14,867,859
Dividends reinvested	6,744,727	7,217,773
Cost of shares redeemed	(28,901,177)	(26,135,374)

Total Class I	(8,991,803)	(4,049,742)

Class III Shares
Proceeds from shares issued	207,702,512	155,115,923
Dividends reinvested	15,424,993	14,458,061
Cost of shares redeemed	(219,643,740)	(90,102,241)

Total Class III	3,483,765	79,471,743

Change in net assets from capital transactions	$(5,508,038)	$75,422,001

SHARE TRANSACTIONS:
Class I Shares
Issued	1,909,682	2,489,593
Reinvested	1,002,654	1,257,738
Redeemed	(4,247,468)	(4,445,757)

Total Class I Shares	(1,335,132)	(698,426)

Class III Shares
Issued	30,643,995	28,006,733
Reinvested	2,286,533	2,453,646
Redeemed	(32,836,349)	(16,274,472)

Total Class III Shares	94,179	14,185,907

Total change in shares	(1,240,953)	13,487,481

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Federated NVIT High Income Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2010(c)	$6.60	0.57	0.25	0.82	(0.59)	(0.59)	0.02	$6.85	13.15%	$76,634,315	0.92%	8.41%	0.92%	80.77%
Year Ended December 31, 2009(c)	$4.98	0.58	1.61	2.19	(0.57)	(0.57)	–	$6.60	46.00%	$82,596,487	0.94%	9.89%	0.94%	34.23%
Year Ended December 31, 2008	$7.64	0.62	(2.66)	(2.04)	(0.62)	(0.62)	–	$4.98	(28.13)%	$65,854,240	0.90%	8.80%	0.90%	30.09%
Year Ended December 31, 2007	$7.98	0.60	(0.36)	0.24	(0.59)	(0.59)	0.01	$7.64	3.13%	$121,100,406	0.95%	7.24%	0.95%	42.02%
Year Ended December 31, 2006	$7.77	0.60	0.19	0.79	(0.58)	(0.58)	–	$7.98	10.60%	$155,024,233	0.94%	7.38%	0.94%	42.91%

Class III Shares
Year Ended December 31, 2010(c)	$6.59	0.57	0.25	0.82	(0.59)	(0.59)	0.02	$6.84	13.16%	$223,642,025	0.92%	8.32%	0.92%	80.77%
Year Ended December 31, 2009(c)	$4.97	0.57	1.62	2.19	(0.57)	(0.57)	–	$6.59	46.08%	$214,635,138	0.94%	9.64%	0.94%	34.23%
Year Ended December 31, 2008	$7.63	0.62	(2.67)	(2.05)	(0.61)	(0.61)	–	$4.97	(28.24)%	$91,486,642	1.04%	8.61%	1.04%	30.09%
Year Ended December 31, 2007	$7.97	0.60	(0.36)	0.24	(0.59)	(0.59)	0.01	$7.63	3.17%	$110,021,994	0.91%	7.28%	0.91%	42.02%
Year Ended December 31, 2006	$7.76	0.57	0.22	0.79	(0.58)	(0.58)	–	$7.97	10.60%	$103,857,357	0.96%	7.37%	0.96%	42.91%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Federated NVIT High Income Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of each Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Prior to May 21, 2010, debt and other fixed-income securities (other than short-term obligations) were valued at the mean of the bid and asked prices, generally categorized in Level 2 of the hierarchy, and/or by using a combination of daily quotes and matrix evaluations (reflecting such factors as security prices, yields, maturities, ratings and dealer and exchange quotations) provided by an independent pricing service, the use of which was approved by the Board of Trustees, generally categorized in Level 2 of the hierarchy. Effective May 21, 2010, debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price, generally categorized in Level 2 of the hierarchy, and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, generally categorized in Level 2 of the hierarchy. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 in the hierarchy.

22	Annual Report 2010

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$—	$—	$—	$—
Corporate Bonds
Aerospace/Defense	—	5,123,477	—	5,123,477
Automotive	—	15,281,765	—	15,281,765
Building Materials	—	4,358,263	—	4,358,263
Chemicals	—	12,293,831	—	12,293,831
Construction Machinery	—	2,601,875	—	2,601,875
Consumer Products	—	11,753,826	—	11,753,826
Energy	—	16,485,625	—	16,485,625
Entertainment	—	5,288,875	—	5,288,875
Financial Institutions	—	22,021,898	—	22,021,898
Food & Beverage	—	10,996,579	—	10,996,579
Food & Staples Retailing	—	—	—	—
Gaming	—	15,904,818	—	15,904,818
Healthcare	—	24,262,304	—	24,262,304
Industrial—Other	—	16,605,312	—	16,605,312
Lodging	—	355,250	—	355,250
Media—Cable	—	4,466,765	—	4,466,765
Media—Non-Cable	—	24,340,230	—	24,340,230
Metals and Mining	—	289,892	—	289,892
Packaging	—	9,053,969	—	9,053,969
Paper	—	5,227,525	—	5,227,525
Restaurants	—	5,692,438	—	5,692,438
Retailers	—	13,831,312	—	13,831,312
Services	—	7,222,775	—	7,222,775
Specialty Retail	—	—	—	—
Technology	—	26,077,843	—	26,077,843
Transportation	—	4,348,313	—	4,348,313
Utility—Electric	—	6,584,117	—	6,584,117
Utility—Natural Gas	—	10,263,656	—	10,263,656
Wireless Communications	—	10,378,933	—	10,378,933
Wireline Communications	—	1,261,250	—	1,261,250
Total Corporate Bonds	—	292,372,716	—	292,372,716
Mutual Fund	1,377,970	—	—	1,377,970
Preferred Stock	—	640,773	—	640,773
Total	$1,377,970	$293,013,489	$—	$294,391,459
*	See Statement of Investments for identification of securities by industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Total
Balance as of 12/31/09	$—	$—	$—
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	(838,552)	(838,552)
Net Purchases/(Sales)	—	—	—
Transfers Into Level 3	—	838,552	838,552
Transfers Out of Level 3	—	—	—
Balance as of 12/31/10	$—	$—	$—
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

Changes in valuation inputs may result in transfers in or out of an investment’s assigned level within the hierarchy. The Fund recognizes transfers between levels during the fiscal period in which a change in valuation inputs occurs. The Level 3 investment presented above includes a corporate bond investment, valued at $4,781 as of December 31, 2009, that was transferred from Level 2 to Level 3 during the period ended December 31, 2010. This transfer occurred because the investment was no longer valued on a daily basis by the Fund’s pricing vendor once the bond entered into default status. The corporate bond investment is currently being fair valued daily by the Fund under procedures approved by the Board of Trustees. As of December 31, 2010, the investment is valued at $0.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to litigation income and expired capital loss carry forwards. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

24	Annual Report 2010

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Federated Investment Management Company (“the Subadviser”) as subadviser for the Fund and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.80%
$50 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $719,814 for the year ended December 31, 2010.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class III shares of the Fund.

For the year ended December 31, 2010, NFS received $393,527 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule

26	Annual Report 2010

38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $415.

4. Redemption	Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class III shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $855,679.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $215,772.

5. Bank	Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment	Transactions

For the year ended December 31, 2010, the Fund had purchases of $207,312,431 and sales of $212,648,247 (excluding short-term securities).

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts

2010 Annual Report	27

Notes to Financial Statements (Continued)

December 31, 2010

with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. Federal	Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$22,169,720	$—	$22,169,720	$—	$22,169,720

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$21,675,834	$—	$21,675,834	$—	$21,675,834

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,379,998	$—	$1,379,998	$—	$(18,506,185)	$12,920,891	$(4,205,296)

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$281,470,568	$19,410,147	$(6,489,256)	$12,920,891

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$3,792,955	2011
$2,247,678	2016
$7,796,496	2017
$2,504,725	2018

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011 post-October capital losses in the amount of $2,164,331.

28	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Federated NVIT High Income Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated NVIT High Income Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	29

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

30	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	31

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

32	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	33

Gartmore NVIT International Equity Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information

29	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-IE (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Growth funds may underperform other funds that use different investing styles.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

2	Annual Report 2010

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in companies in all countries except the United States.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Gartmore Global Partners.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Gartmore Global Partners.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

Gartmore NVIT International Equity Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the Gartmore NVIT International Equity Fund (Class I at NAV) returned 13.29% versus 11.15% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Core Funds (consisting of 143 funds as of December 31, 2010) was 9.31% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Marketwide, economically sensitive cyclical sectors, such as consumer discretionary, industrials and materials, performed the strongest in terms of contributing to Fund performance during the reporting period. At the specific Fund holdings level, the top performers included German chemical and polymer manufacturer LANXESS AG, German semiconductor manufacturer Infineon Technologies AG, Canadian mining giant Teck Resources Ltd., Hong Kong-based trading conglomerate Jardine Matheson Holdings Ltd. and Thai coal miner Banpu Public Co., Ltd.

What areas of investment detracted from Fund performance?

At the market level, the Fund’s investments in the financials and defensive sectors, such as health care and utilities, lagged the market. At the specific Fund holdings level, ASML Holding N.V., Teva Pharmaceutical Industries Ltd., Imperial Tobacco Group PLC, Credit Suisse Group and Sanofi-Aventis were the notable detractors from Fund performance during the reporting period.

What is your outlook for the near term?

As we move into 2011, we continue to be positive on the outlook for global equities and are heartened by markets responding more rationally to company-specific fundamentals. While equity markets overcame many challenges during 2010, these challenges have not been defeated fully. Thus our optimism is moderated by the continued overhang of European sovereign debt concerns and monetary policy tightening in China, though we are now significantly less worried about the prospect of a double-dip recession in the United States. We are encouraged by improving economic data, accommodative monetary policies and an uptick in corporate activity. Furthermore, signs that companies are investing for growth again is an important positive step toward increased hiring and eventual self-sustaining economic growth.

Subadviser:

Gartmore Global Partners

Portfolio Managers:

Brian O’Neill and Edward Wallace, CFA

2010 Annual Report	5

Fund Performance	Gartmore NVIT International Equity Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I2	13.29%	6.03%	3.88%
Class III[3]	13.27%	6.02%	3.89%
Class VI3	13.00%	5.92%	3.83%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
[3]

These returns until the creation of Class III shares (May 2, 2002) and Class VI shares (May 1, 2008) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. The annual returns of Class VI shares have been restated to reflect the additional fees applicable to the class and therefore are lower than Class I shares. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

Expense Ratios

Expense Ratio*
Class I	1.23%
Class III	1.23%
Class VI	1.48%
*	Current effective prospectus dated October 15, 2010. Please see the Fund's most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore NVIT International Equity Fund versus performance of the Morgan Stanley Capital International All Country World ex U.S. Index (MSCI AC World ex U.S. Index) (a), and the Consumer Price Index (CPI)(b) over the 10 year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI AC World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	Gartmore NVIT International Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

Gartmore NVIT International Equity Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,312.70	6.59	1.13
	Hypothetical	[b]	1,000.00	1,019.51	5.75	1.13
Class III Shares	Actual		1,000.00	1,312.20	6.59	1.13
	Hypothetical	[b]	1,000.00	1,019.51	5.75	1.13
Class VI Shares	Actual		1,000.00	1,310.20	8.04	1.38
	Hypothetical	[b]	1,000.00	1,018.25	7.02	1.38

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary December 31, 2010	Gartmore NVIT International Equity Fund

Asset Allocation
Common Stocks	97.8%
Other assets in excess of liabilities	2.2%

100.0%

Top Industries †
Commercial Banks	15.3%
Metals & Mining	11.8%
Pharmaceuticals	7.7%
Oil, Gas & Consumable Fuels	6.0%
Semiconductors & Semiconductor Equipment	5.5%
Insurance	5.4%
Food Products	4.6%
Industrial Conglomerates	4.5%
Electronic Equipment, Instruments & Components	4.0%
Chemicals	3.6%
Other Industries	31.6%

100.0%

Top Holdings †
Novartis AG	2.8%
Samsung Electronics Co. Ltd. REG	2.7%
Centrica PLC	2.7%
Imperial Tobacco Group PLC	2.2%
Banpu PCL	2.2%
Teck Resources Ltd., Class B	2.1%
Mitsubishi Corp.	2.1%
Jardine Matheson Holdings Ltd.	2.1%
Nestle SA	2.1%
DnB NOR ASA	2.1%
Other Holdings	76.9%

100.0%

Top Countries †
Japan	14.4%
United Kingdom	13.4%
Switzerland	12.2%
Canada	8.4%
Germany	6.1%
Brazil	5.9%
Netherlands	5.6%
Hong Kong	4.9%
Australia	4.3%
Indonesia	3.7%
Other Countries	21.1%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

Gartmore NVIT International Equity Fund

Common Stocks 97.8%

	Shares	Market Value

AUSTRALIA 4.2%
Commercial Banks 0.9%
Australia & New Zealand Banking Group Ltd.	39,295	$938,566

Information Technology Services 1.1%
Computershare Ltd.	100,844	1,111,505

Metals & Mining 2.2%
BHP Billiton Ltd.	24,620	1,144,858
MacArthur Coal Ltd.	78,270	1,027,707

		2,172,565

		4,222,636

BERMUDA 1.7%
Energy Equipment & Services 1.7%
Seadrill Ltd.	50,402	1,719,374

BRAZIL 5.7%
Commercial Banks 2.9%
Banco Bradesco SA ADR	66,250	1,344,213
Itau Unibanco Holding SA ADR	65,137	1,563,939

		2,908,152

Metals & Mining 1.9%
Vale SA ADR	62,667	1,893,797

Oil, Gas & Consumable Fuels 0.9%
Petroleo Brasileiro SA — Preference Shares ADR	27,436	937,488

		5,739,437

CANADA 8.3%
Auto Components 1.4%
Magna International, Inc.	26,244	1,370,136

Chemicals 1.5%
Agrium, Inc.	16,495	1,517,945

Commercial Banks 2.4%
National Bank of Canada	20,746	1,429,665
Toronto-Dominion Bank (The)	12,605	941,286

		2,370,951

Metals & Mining 3.0%
Barrick Gold Corp.	16,720	889,170
Teck Resources Ltd., Class B	33,278	2,068,035

		2,957,205

		8,216,237

CHINA 1.9%
Commercial Banks 1.7%
China Construction Bank Corp., H Shares, Class H	862,570	772,731
Industrial & Commercial Bank of China, H Shares	1,232,260	917,357

		1,690,088

Common Stocks (continued)

	Shares	Market Value

CHINA (continued)
Consulting Services 0.2%
iSoftstone Holdings Ltd. ADR*	8,543	$155,226

		1,845,314

DENMARK 0.3%
Textiles, Apparel & Luxury Goods 0.3%
Pandora A/S*	5,349	322,203

FRANCE 3.5%
Automobiles 1.0%
Renault SA*	17,032	991,465

Hotels, Restaurants & Leisure 1.0%
Accor SA	22,450	1,000,534

Pharmaceuticals 1.5%
Sanofi-Aventis SA	23,800	1,525,827

		3,517,826

GERMANY 6.0%
Chemicals 2.0%
Lanxess AG	25,285	1,988,083

Industrial Conglomerates 0.9%
Siemens AG REG	7,084	877,522

Insurance 1.4%
Allianz SE REG	11,487	1,364,827

Semiconductors & Semiconductor Equipment 1.7%
Infineon Technologies AG*	184,926	1,723,738

		5,954,170

HONG KONG 4.8%
Industrial Conglomerates 2.0%
Jardine Matheson Holdings Ltd.	46,500	2,045,142

Insurance 0.5%
AIA Group Ltd.*	174,400	490,253

Real Estate Management & Development 1.9%
Wharf Holdings Ltd.	245,000	1,883,669

Wireless Telecommunication Services 0.4%
China Mobile Ltd.	41,000	406,509

		4,825,573

INDONESIA 3.6%
Commercial Banks 1.8%
Bank Mandiri Tbk PT	2,576,000	1,852,362

Food Products 0.8%
Indofoods Sukses Makmur Tbk PT	1,407,000	759,708

Oil, Gas & Consumable Fuels 1.0%
Borneo Lumbung Energi & Metal Tbk PT	6,536,000	972,058

		3,584,128

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

Gartmore NVIT International Equity Fund

Common Stocks (continued)
	Shares	Market Value

ISRAEL 1.6%
Pharmaceuticals 1.6%
Teva Pharmaceutical Industries Ltd. ADR	29,804	$1,553,683

JAPAN 14.1%
Automobiles 1.6%
Honda Motor Co. Ltd.	40,100	1,582,698

Commercial Banks 1.0%
Mizuho Financial Group, Inc.	542,700	1,018,037

Electronic Equipment, Instruments & Components 2.5%
Ibiden Co. Ltd.	22,600	708,925
Nippon Electric Glass Co. Ltd.	121,000	1,736,823

		2,445,748

Household Durables 2.1%
Panasonic Corp.	59,600	841,480
Sony Corp. ADR	34,460	1,230,567

		2,072,047

Machinery 2.0%
Komatsu Ltd.	66,700	2,007,461

Office Electronics 1.1%
Canon, Inc.	22,200	1,140,309

Trading Companies & Distributors 2.1%
Mitsubishi Corp.	76,600	2,064,503

Wireless Telecommunication Services 1.7%
Softbank Corp.	50,500	1,741,263

		14,072,066

MEXICO 1.8%
Pharmaceuticals 0.8%
Genomma Lab Internacional SAB de CV, Class B*	338,000	820,505

Wireless Telecommunication Services 1.0%
America Movil SAB de CV Series L ADR	17,400	997,716

		1,818,221

NETHERLANDS 5.5%
Food Products 1.7%
Unilever NV CVA	54,488	1,699,883

Industrial Conglomerates 1.5%
Koninklijke Philips Electronics NV	47,276	1,449,347

Oil, Gas & Consumable Fuels 1.3%
Royal Dutch Shell PLC, Class B	40,590	1,344,128

Semiconductors & Semiconductor Equipment 1.0%
ASML Holding NV	26,219	1,005,549

		5,498,907

NORWAY 2.0%
Commercial Banks 2.0%
DnB NOR ASA	143,259	2,015,375

Common Stocks (continued)
	Shares	Market Value

RUSSIA 0.8%
Pharmaceuticals 0.8%
Pharmstandard-REG S GDR*	28,300	$807,182

SOUTH KOREA 2.7%
Semiconductors & Semiconductor Equipment 2.7%
Samsung Electronics Co. Ltd. REG S GDR	6,309	2,665,240

SPAIN 0.7%
Commercial Banks 0.7%
Banco Santander SA	65,736	700,467

SWITZERLAND 11.9%
Capital Markets 1.6%
Credit Suisse Group AG	40,596	1,635,001

Electrical Equipment 1.9%
ABB Ltd.*	85,375	1,906,245

Food Products 2.0%
Nestle SA	34,460	2,018,793

Insurance 2.0%
Zurich Financial Services AG	7,722	1,999,741

Metals & Mining 1.6%
Xstrata PLC	66,798	1,582,866

Pharmaceuticals 2.8%
Novartis AG	46,717	2,750,025

		11,892,671

TAIWAN 1.5%
Electronic Equipment, Instruments & Components 1.5%
Hon Hai Precision Industry Co., Ltd.	371,360	1,495,942

THAILAND 2.1%
Oil, Gas & Consumable Fuels 2.1%
Banpu PCL NVDR	80,632	2,116,608

UNITED KINGDOM 13.1%
Aerospace & Defense 1.0%
Rolls-Royce Group PLC	16,819,200	26,223
Rolls-Royce Group PLC Class C (a)	101,523	989,168

		1,015,391

Commercial Banks 1.5%
Standard Chartered PLC	54,535	1,472,214

Insurance 1.4%
Prudential PLC	136,074	1,421,600

Metals & Mining 3.0%
BHP Billiton PLC	25,170	1,012,638
Rio Tinto PLC	27,625	1,969,161

		2,981,799

Multi-Utilities 2.7%
Centrica PLC	512,033	2,653,012

Oil, Gas & Consumable Fuels 1.4%
BP PLC	186,894	1,377,592

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Tobacco 2.1%
Imperial Tobacco Group PLC	69,938	$2,149,881

		13,071,489

Total Common Stocks (cost $80,749,961)		97,654,749

Total Investments (cost $80,749,961) (a) — 97.8%		97,654,749
Other assets in excess of liabilities —2.2%		2,213,442

NET ASSETS — 100.0%		$99,868,191

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt

AG	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

NVDR	Non Voting Depository Receipt

PCL	Public Company Limited

PLC	Public Limited Company

PT	Limited Liability Company

REG	Registered Shares

SA	Stock Company

SAB de CV	Public Traded Company

SE	European Public Limited Liability Company

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Assets and Liabilities

December 31, 2010

Gartmore NVIT International Equity Fund
Assets:
Investments, at value (cost $80,749,961)	$97,654,749
Foreign currencies, at value (cost $401,604)	424,505
Dividends receivable	68,958
Receivable for investments sold	3,713,855
Receivable for capital shares issued	14,449
Reclaims receivable	161,556
Prepaid expenses	276

Total Assets	102,038,348

Liabilities:
Payable for investments purchased	947,274
Payable for capital shares redeemed	31,933
Cash overdraft (Note 2)	897,933
Payable for capital gain country tax	14,017
Accrued expenses and other payables:
Investment advisory fees	68,424
Fund administration fees	8,913
Distribution fees	5,262
Administrative servicing fees	13,127
Accounting and transfer agent fees	2,707
Trustee fees	847
Deferred capital gain country tax	153,230
Custodian fees	205
Compliance program costs (Note 3)	238
Professional fees	9,990
Printing fees	12,876
Other	3,181

Total Liabilities	2,170,157

Net Assets	$99,868,191

Represented by:
Capital	$98,209,285
Accumulated undistributed net investment income	190,664
Accumulated net realized losses from investment, forward and foreign currency transactions	(15,326,369)
Net unrealized appreciation/(depreciation) from investments†	16,751,558
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	43,053

Net Assets	$99,868,191

†	Net of $153,230 of deferred capital gain country tax.

12	Annual Report 2010

Gartmore NVIT International Equity Fund
Net Assets:
Class I Shares	$9,374,971
Class III Shares	66,763,599
Class VI Shares	23,729,621

Total	$99,868,191

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,044,657
Class III Shares	7,429,328
Class VI Shares	2,650,825

Total	11,124,810

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.97
Class III Shares	$8.99
Class VI Shares	$8.95

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Statement of Operations

For the Year Ended December 31, 2010

Gartmore NVIT International Equity Fund
INVESTMENT INCOME:
Dividend income	$2,483,026
Income from securities lending (Note 2)	477
Other income	17
Foreign tax withholding	(192,481)

Total Income	2,291,039

EXPENSES:
Investment advisory fees	749,663
Fund administration fees	80,748
Distribution fees Class VI Shares	50,171
Administrative servicing fees Class I Shares	13,326
Administrative servicing fees Class III Shares	97,133
Administrative servicing fees Class VI Shares	30,103
Professional fees	16,702
Printing fees	33,005
Trustee fees	3,092
Custodian fees	3,919
Accounting and transfer agent fees	2,592
Compliance program costs (Note 3)	167
Other	6,633

Total expenses before earnings credit	1,087,254

Earnings credit (Note 5)	(2)

Net Expenses	1,087,252

NET INVESTMENT INCOME	1,203,787

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions†	4,321,359
Net realized losses from forward and foreign currency transactions (Note 2)	(72,010)

Net realized gains from investment, forward and foreign currency transactions	4,249,349

Net change in unrealized appreciation/(depreciation) from investments††	6,211,934
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	45,321

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	6,257,255

Net realized/unrealized gains from investments, forward and foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	10,506,604

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,710,391

†	Net of capital gain country taxes of $14,536.

††	Net of increase in deferred capital gain country tax accrual on unrealized appreciation of $153,178.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Statements of Changes in Net Assets

	Gartmore NVIT International Equity Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$1,203,787	$624,565
Net realized gains/(losses) from investment, forward and foreign currency transactions	4,249,349	(3,737,623)
Net change in unrealized appreciation from investments, forward and foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	6,257,255	20,728,688

Change in net assets resulting from operations	11,710,391	17,615,630

Distributions to Shareholders From:
Net investment income:
Class I	(86,239)	(81,043)
Class III	(610,483)	(344,912)
Class VI	(184,218)	(46,402)
Return of capital:
Class I	–	(12,653)
Class III	–	(53,849)
Class VI	–	(7,245)

Change in net assets from shareholder distributions	(880,940)	(546,104)

Change in net assets from capital transactions	(11,387,698)	29,481,746

Change in net assets	(558,247)	46,551,272

Net Assets:
Beginning of year	100,426,438	53,875,166

End of year	$99,868,191	$100,426,438

Accumulated undistributed (distributions in excess of) net investment income at end of year	$190,664	$(46,550)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,597,525	$4,222,611
Dividends reinvested	86,239	93,696
Cost of shares redeemed	(3,529,947)	(6,962,799)

Total Class I	(846,183)	(2,646,492)

Class III Shares
Proceeds from shares issued	3,978,610	35,283,306
Dividends reinvested	610,483	398,761
Cost of shares redeemed	(15,858,280)	(17,675,238)

Total Class III	(11,269,187)	18,006,829

Class VI Shares
Proceeds from shares issued	7,597,904	15,933,976
Dividends reinvested	184,218	53,647
Cost of shares redeemed	(7,054,450)	(1,866,214)

Total Class VI	727,672	14,121,409

Change in net assets from capital transactions	$(11,387,698)	$29,481,746

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	15

Statements of Changes in Net Assets (Continued)

	Gartmore NVIT International Equity Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
SHARE TRANSACTIONS:
Class I Shares
Issued	324,358	615,079
Reinvested	9,805	15,423
Redeemed	(454,354)	(1,043,331)

Total Class I Shares	(120,191)	(412,829)

Class III Shares
Issued	504,801	4,928,278
Reinvested	69,310	65,562
Redeemed	(1,994,011)	(2,696,869)

Total Class III Shares	(1,419,900)	2,296,971

Class VI Shares
Issued	983,501	2,291,999
Reinvested	20,816	8,791
Redeemed	(864,124)	(275,423)

Total Class VI Shares	140,193	2,025,367

Total change in shares	(1,399,898)	3,909,509

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Gartmore NVIT International Equity Fund

	Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2010(e)	$8.01	0.11	0.93	1.04	(0.08)	–	–	(0.08)	–	$8.97	13.29%	$9,374,971	1.11%	1.37%	1.11%	81.29%
Year Ended December 31, 2009(e)	$6.25	0.08	1.75	1.83	(0.06)	–	(0.01)	(0.07)	–	$8.01	29.72%	$9,333,669	1.13%	1.17%	1.13%	330.92%
Year Ended December 31, 2008	$14.06	0.14	(6.09)	(5.95)	(0.15)	(1.71)	–	(1.86)	–	$6.25	(46.06)%	$9,856,592	1.23%	1.31%	1.23%	139.07%
Year Ended December 31, 2007	$12.07	0.04	3.10	3.14	(0.05)	(1.10)	–	(1.15)	–	$14.06	27.15%	$22,903,021	1.29%	0.30%	1.29%	151.60%
Year Ended December 31, 2006	$9.21	0.08	2.92	3.00	(0.12)	(0.02)	–	(0.14)	–	$12.07	32.96%	$16,082,262	1.24%	0.41%	1.24%	169.26%

Class III Shares
Year Ended December 31, 2010(e)	$8.02	0.11	0.94	1.05	(0.08)	–	–	(0.08)	–	$8.99	13.27%	$66,763,599	1.11%	1.36%	1.11%	81.29%
Year Ended December 31, 2009(e)	$6.26	0.07	1.76	1.83	(0.06)	–	(0.01)	(0.07)	–	$8.02	29.67%	$71,006,135	1.13%	0.99%	1.13%	330.92%
Year Ended December 31, 2008	$14.07	0.15	(6.10)	(5.95)	(0.15)	(1.71)	–	(1.86)	–	$6.26	(46.04)%	$40,987,136	1.27%	1.32%	1.27%	139.07%
Year Ended December 31, 2007	$12.08	0.06	3.09	3.15	(0.06)	(1.10)	–	(1.16)	–	$14.07	27.15%	$106,245,421	1.25%	0.38%	1.25%	151.60%
Year Ended December 31, 2006	$9.22	0.07	2.93	3.00	(0.12)	(0.02)	–	(0.14)	–	$12.08	32.95%	$75,014,627	1.22%	0.59%	1.22%	169.26%

Class VI Shares
Year Ended December 31, 2010(e)	$8.00	0.08	0.94	1.02	(0.07)	–	–	(0.07)	–	$8.95	13.00%	$23,729,621	1.36%	1.00%	1.36%	81.29%
Year Ended December 31, 2009(e)	$6.25	0.03	1.79	1.82	(0.06)	–	(0.01)	(0.07)	–	$8.00	29.45%	$20,086,634	1.34%	0.44%	1.34%	330.92%
Period Ended December 31, 2008(f)	$13.81	0.07	(5.79)	(5.72)	(0.13)	(1.71)	–	(1.84)	–	$6.25	(44.92)%	$3,031,438	1.44%	0.76%	1.44%	139.07%

Amounts designated as "—" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and /or reimbursed. If such waived/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore NVIT International Equity Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1— Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

18	Annual Report 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Basic Materials	$–	$972,058	$–	$972,058
Consumer Discretionary	2,600,703	4,738,380	–	7,339,083
Consumer Staples	–	6,628,265	–	6,628,265
Consumer, Non-cyclical	155,226	–	–	155,226
Energy	937,488	6,557,702	–	7,495,190
Financials	5,279,103	18,482,200	–	23,761,303
Health Care	2,374,188	5,083,034	–	7,457,222
Industrials	–	11,365,611	–	11,365,611
Information Technology	–	11,588,031	–	11,588,031
Materials	6,368,947	8,725,313	–	15,094,260
Telecommunication Services	997,716	2,147,772	–	3,145,488
Utilities	–	2,653,012	–	2,653,012
Total	$18,713,371	$78,941,378	$–	$97,654,749

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Cash Overdraft

As of December 31, 2010, the Fund had an overdrawn balance of $897,933 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 5.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

(d)	Forward Foreign Currency Contracts

The Fund is subject foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts”.

As of December 31, 2010, the Fund had no forward foreign currency contracts outstanding.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Forward foreign currency contracts	$(7,970)
Total	$(7,970)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

20	Annual Report 2010

(f)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had no securities on loan.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, reclasses for passive foreign investment company gains and losses, adjustments to prior year accumulated balances, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Gartmore Global Partners (“the Subadviser”) as subadviser for the Fund and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.80%
$500 million up to $2 billion	0.75%
$2 billion and more	0.70%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $374,831 for the year ended December 31, 2010.

Until April 30, 2010, the Trust and NFA operated subject to a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 1.05% for all share classes.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed

22	Annual Report 2010

to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010.

As of December 31, 2010, there were no cumulative potential reimbursements for the Fund.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of the Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class III, and Class VI shares of the Fund.

For the year ended December 31, 2010, NFS received $140,562 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $167.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class VI shares of the Fund.

4. Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days of less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $16,810.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $7,765.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within

24	Annual Report 2010

each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $74,177,878 and sales of $87,554,770 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$880,940	$—	$880,940	$—	$880,940

Amounts	designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$472,357	$—	$472,357	$73,747	$546,104

Amount	designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation / (Depreciation)*	Total Accumulated Earnings (Deficit)
$182,170	$—	$182,170	$—	$(14,966,928)	$16,443,664	$1,658,906
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales and foreign currency mark to market.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$81,109,402	$18,361,406	$(1,816,059)	$16,545,347

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$14,966,928	2017

26	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Gartmore NVIT International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NVIT International Equity Fund (formerly Gartmore NVIT International Growth Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	27

Supplemental Information

(Unaudited)

Gartmore NVIT International Equity Fund

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2010, the foreign source income for the Fund was $2,481,070 or $0.2230 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2010, the foreign tax credit for the Fund was $187,345 or $0.0168 per outstanding share.

28	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	29

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406 (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

2010 Annual Report	31

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406 (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32	Annual Report 2010

Neuberger Berman NVIT Multi Cap Opportunities Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MCO (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Value funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in stocks of small and mid-sized companies.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance Information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par

2	Annual Report 2010

outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Neuberger Berman Management LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Neuberger Berman Management LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

Neuberger Berman NVIT Multi Cap Opportunities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the Neuberger Berman NVIT Multi Cap Opportunities Fund (Class II at NAV) returned 15.39% versus 15.51% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Core Funds (consisting of 237 funds as of December 31, 2010) was 15.93% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Investments in the materials, consumer staples and industrials sectors had the most favorable impact on relative Fund returns. The Fund was overweight in materials and industrials, and these holdings materially outperformed. Although the Fund was underweight in consumer staples, the Fund’s investments in that sector excelled.

Diversified resources company Teck Resources Ltd., vitamin producer NBTY, Inc. and oil services giant Halliburton Co. made the three largest contributions to relative Fund returns. Teck Resources continued to benefit from the strong global demand for metallurgical coal and copper. We sold NBTY after it received a premium takeover bid from a private equity firm. Halliburton, a stock that we purchased because we believed that it was unduly penalized by negative investor sentiment stemming from BP’s oil spill in the Gulf of Mexico, recovered as it became clear that Halliburton’s liability in relation to the disaster was relatively limited.

What areas of investment detracted from Fund performance?

The Fund’s holdings in the energy, information technology, consumer discretionary and telecommunications sectors hurt relative Fund performance. Although the Fund’s energy investments produced solid gains for the Fund, our bias toward natural gas producers, which underperformed oil-oriented exploration and production companies and oil services firms, detracted from relative returns. Similarly, the Fund’s consumer discretionary holdings also produced strong gains but lagged the corresponding benchmark index sector component. The Fund had only modest exposure in the telecommunications sector, which posted a negative return versus a high-teen percentage return for the telecommunications stocks held in the Fund’s benchmark index.

What is your outlook for the near term?

While 2010 was a good year for equities and they enjoyed a very good fourth quarter, many investors remain risk averse, preferring the shelter of Treasury securities and corporate bonds to stocks. Consequently, relative to bonds, equities are still quite attractively valued. The Federal Reserve Board’s ongoing commitment to quantitative easing has given investors confidence that a double-dip recession in the United States is unlikely, and the most recent economic data points to slowly improving economic conditions. The recent back up of 10-year Treasury bond yields may be foreshadowing greater investor participation in the equities market, perhaps providing an impetus for stocks.

Of course, there are no guarantees that the economy will continue to improve or that equities will continue to advance in 2011. We believe, however, that our portfolio holdings remain undervalued, based on normalized earnings, and that our strategy of buying high-quality companies at low multiples to normalized earnings will pay off if the economy continues to recover, and provide downside protection should the economy falter.

Subadviser:

Neuberger Berman Management LLC

Portfolio Manager:

S. Basu Mullick

2010 Annual Report	5

Fund Performance	Neuberger Berman NVIT Multi Cap Opportunities Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	15.61%	(0.74)%
Class II	15.39%	(1.00)%

1	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

2	Fund commenced operations on March 25, 2008.

Expense Ratios

Expense Ratio*
Class I	0.94%
Class II	1.04%

*	Current effective prospectus dated October 15, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Neuberger Berman NVIT Multi Cap Opportunities Fund versus performance of The Russell 1000 Value Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 1000 Value Index measures the performance of the stocks of small capitalization U.S. companies in the Russel 1000 Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	Neuberger Berman NVIT Multi Cap Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

Neuberger Berman NVIT Multi Cap Opportunities Fund		Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual	1,000.00	1,269.60	5.03	0.88
	Hypothetical[b]	1,000.00	1,020.77	4.48	0.88
Class II Shares	Actual	1,000.00	1,269.60	5.61	0.98
	Hypothetical[b]	1,000.00	1,020.27	4.99	0.98

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary December 31, 2010	Neuberger Berman NVIT Multi Cap Opportunities Fund

Asset Allocation
Common Stocks	98.6%
Mutual Fund	1.5%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Industries †
Oil, Gas & Consumable Fuels	10.2%
Diversified Financial Services	9.0%
Health Care Providers & Services	5.3%
Capital Markets	5.2%
Energy Equipment & Services	5.1%
Commercial Banks	5.1%
Metals & Mining	5.0%
Specialty Retail	4.1%
Insurance	3.9%
Pharmaceuticals	3.4%
Other Industries	43.7%

100.0%

Top Holdings †
Bank of America Corp.	2.8%
Berkshire Hathaway, Inc., Class B	2.4%
Wells Fargo & Co.	2.4%
Boeing Co. (The)	2.2%
Moody’s Corp.	2.2%
Shire PLC	2.2%
Owens Corning, Inc.	2.2%
JPMorgan Chase & Co.	2.1%
McGraw-Hill Cos., Inc. (The)	2.1%
Invesco Ltd.	2.0%
Other Holdings	77.4%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

Neuberger Berman NVIT Multi Cap Opportunities Fund

Common Stocks 98.6%

	Shares	Market Value

Aerospace & Defense 2.2%
Boeing Co. (The)	87,530	$5,712,208

Auto Components 0.7%
Lear Corp. *	18,750	1,850,812

Automobiles 1.4%
General Motors Co. *	56,770	2,092,542
Harley-Davidson, Inc.	40,150	1,392,001

		3,484,543

Beverages 0.8%
Coca-Cola Co. (The)	30,460	2,003,354

Biotechnology 1.0%
Amgen, Inc. *	46,180	2,535,282

Building Products 3.1%
Masco Corp.	183,980	2,329,187
Owens Corning, Inc. *	175,660	5,471,809

		7,800,996

Capital Markets 5.2%
Goldman Sachs Group, Inc. (The)	26,730	4,494,917
Invesco Ltd.	215,045	5,173,982
State Street Corp.	76,520	3,545,937

		13,214,836

Commercial Banks 5.1%
Fifth Third Bancorp	260,380	3,822,378
SunTrust Banks, Inc.	106,310	3,137,208
Wells Fargo & Co.	192,920	5,978,591

		12,938,177

Communications Equipment 1.4%
Research In Motion Ltd. *	60,840	3,536,629

Computers & Peripherals 1.6%
Hewlett-Packard Co.	99,990	4,209,579

Construction & Engineering 0.9%
Chicago Bridge & Iron Co. NV NYRS-NL*	72,575	2,387,717

Consumer Finance 2.7%
American Express Co.	115,465	4,955,758
Capital One Financial Corp.	45,280	1,927,117

		6,882,875

Diversified Financial Services 9.0%
Bank of America Corp.	525,290	7,007,369
Citigroup, Inc. *	1,027,661	4,860,837
JPMorgan Chase & Co.	128,020	5,430,608
Moody’s Corp.	210,860	5,596,224

		22,895,038

Diversified Telecommunication Services 1.3%
Telefonica SA ADR-ES	49,080	3,358,054

Common Stocks (continued)

	Shares	Market Value

Electric Utilities 0.3%
NV Energy, Inc.	49,700	$698,285

Electrical Equipment 1.8%
ABB Ltd. ADR-CH*	202,470	4,545,452

Energy Equipment & Services 5.1%
Halliburton Co.	96,670	3,947,036
McDermott International, Inc. *	129,395	2,677,183
National Oilwell Varco, Inc.	53,360	3,588,460
Weatherford International Ltd. *	123,520	2,816,256

		13,028,935

Food & Staples Retailing 1.2%
CVS Caremark Corp.	86,450	3,005,866

Health Care Equipment & Supplies 3.2%
Covidien PLC	92,190	4,209,396
Zimmer Holdings, Inc. *	73,640	3,952,995

		8,162,391

Health Care Providers & Services 5.3%
Aetna, Inc.	102,865	3,138,411
AmerisourceBergen Corp.	38,280	1,306,114
Medco Health Solutions, Inc. *	78,980	4,839,105
WellPoint, Inc. *	73,940	4,204,228

		13,487,858

Household Durables 2.0%
NVR, Inc. *	1,960	1,354,399
Whirlpool Corp.	42,400	3,766,392

		5,120,791

Household Products 1.5%
Energizer Holdings, Inc. *	53,275	3,883,747

Industrial Conglomerates 1.0%
Textron, Inc.	110,560	2,613,638

Information Technology Services 2.2%
Lender Processing Services, Inc.	158,331	4,673,931
MasterCard, Inc., Class A	3,900	874,029

		5,547,960

Insurance 3.9%
Berkshire Hathaway, Inc., Class B *	76,550	6,132,420
MetLife, Inc.	88,045	3,912,720

		10,045,140

Machinery 3.0%
Bucyrus International, Inc.	21,570	1,928,358
Ingersoll-Rand PLC	73,220	3,447,930
Terex Corp. *	69,080	2,144,243

		7,520,531

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

Neuberger Berman NVIT Multi Cap Opportunities Fund

Common Stocks (continued)

	Shares	Market Value

Media 2.1%
McGraw-Hill Cos., Inc. (The)	147,450	$5,368,655

Metals & Mining 5.0%
Cliffs Natural Resources, Inc.	29,460	2,298,174
Freeport-McMoRan Copper & Gold, Inc.	19,085	2,291,918
Teck Resources Ltd., Class B	68,765	4,251,740
Walter Energy, Inc.	15,595	1,993,665
Xstrata PLC	82,320	1,950,680

		12,786,177

Multiline Retail 2.2%
J.C. Penney Co., Inc.	64,290	2,077,210
Macy’s, Inc.	134,785	3,410,060

		5,487,270

Oil, Gas & Consumable Fuels 10.2%
Alpha Natural Resources, Inc. *	16,890	1,013,907
Canadian Natural Resources Ltd.	110,800	4,921,736
Cenovus Energy, Inc.	126,500	4,204,860
EOG Resources, Inc.	42,310	3,867,557
Peabody Energy Corp.	31,110	1,990,418
Petroleo Brasileiro SA ADR-BR	127,810	4,836,331
Southwestern Energy Co. *	84,210	3,151,980
Talisman Energy, Inc.	87,280	1,936,743

		25,923,532

Paper & Forest Products 0.3%
International Paper Co.	24,050	655,122

Personal Products 1.5%
Avon Products, Inc.	127,760	3,712,706

Pharmaceuticals 3.4%
Pfizer, Inc.	171,870	3,009,444
Shire PLC ADR-IE	76,660	5,548,651

		8,558,095

Semiconductors & Semiconductor Equipment 0.9%
Intel Corp.	107,020	2,250,631

Software 2.0%
Check Point Software Technologies Ltd. *	55,370	2,561,416
Oracle Corp.	77,560	2,427,628

		4,989,044

Specialty Retail 4.1%
Aeropostale, Inc. *	79,590	1,961,098
Best Buy Co., Inc.	87,935	3,015,291
Limited Brands, Inc.	51,400	1,579,522
Lowe’s Cos., Inc.	150,820	3,782,565

		10,338,476

Total Common Stocks (cost $210,272,289)		250,540,402

The accompanying notes are an integral part of these financial statements.

Mutual Fund 1.5%

	Shares	Market Value

Money Market Fund 1.5%
Invesco Liquid Assets Portfolio —Institutional Class, 0.19% (a)	3,745,655	$3,745,655

Total Mutual Fund (cost $3,745,655)		3,745,655

Total Investments (cost $214,017,944) (b) — 100.1%		254,286,057
Liabilities in excess of other assets — (0.1%)		(309,850)

NET ASSETS — 100.0%		$253,976,207

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

BR	Brazil

CH	Switzerland

ES	Spain

IE	Ireland

Ltd.	Limited

NL	Netherlands

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

SA	Stock Company

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

Neuberger Berman NVIT Multi Cap Opportunities Fund
Assets:
Investments, at value (cost $214,017,944)	$254,286,057
Cash	21,892
Dividends receivable	79,105
Receivable for capital shares issued	11,618
Reclaims receivable	3,328
Prepaid expenses	855

Total Assets	254,402,855

Liabilities:
Payable for capital shares redeemed	186,505
Accrued expenses and other payables:
Investment advisory fees	127,138
Fund administration fees	11,576
Distribution fees	3,764
Administrative servicing fees	27,158
Accounting and transfer agent fees	2,778
Trustee fees	4,870
Custodian fees	392
Compliance program costs (Note 3)	1,046
Professional fees	17,654
Printing fees	29,958
Other	13,809

Total Liabilities	426,648

Net Assets	$253,976,207

Represented by:
Capital	$212,162,030
Accumulated undistributed net investment income	39,593
Accumulated net realized gains from investment and foreign currency transactions	1,506,471
Net unrealized appreciation/(depreciation) from investments	40,268,113

Net Assets	$253,976,207

Net Assets:
Class I Shares	$235,348,957
Class II Shares	18,627,250

Total	$253,976,207

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	26,286,782
Class II Shares	2,094,569

Total	28,381,351

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.95
Class II Shares	$8.89

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

Neuberger Berman NVIT Multi Cap Opportunities Fund
INVESTMENT INCOME:
Dividend income	$2,746,014
Income from securities lending (Note 2)	8,988
Other income	42
Foreign tax withholding	(32,970)

Total Income	2,722,074

EXPENSES:
Investment advisory fees	1,509,431
Fund administration fees	123,085
Distribution fees Class II Shares	41,503
Administrative servicing fees Class I Shares	352,458
Professional fees	35,758
Printing fees	106,664
Trustee fees	7,065
Custodian fees	10,890
Accounting and transfer agent fees	3,190
Compliance program costs (Note 3)	554
Other	11,650

Total expenses before earnings credit	2,202,248

Earnings credit (Note 4)	(17)

Net Expenses	2,202,231

NET INVESTMENT INCOME	519,843

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	19,071,473
Net realized losses from foreign currency transactions (Note 2)	(4,452)

Net realized gains from investment and foreign currency transactions	19,067,021

Net change in unrealized appreciation/(depreciation) from investments	15,193,171

Net realized/unrealized gains from investments and foreign currency transactions	34,260,192

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,780,035

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	Neuberger Berman NVIT Multi Cap Opportunities Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$519,843	$202,374
Net realized gains from investment and foreign currency transactions	19,067,021	3,999,657
Net change in unrealized appreciation from investments	15,193,171	25,941,063

Change in net assets resulting from operations	34,780,035	30,143,094

Distributions to Shareholders From:
Net investment income:
Class I	(458,724)	(171,596)
Class II	(26,896)	–
Net realized gains:
Class I	(19,388,348)	(542,839)
Class II	(1,492,083)	(24,213)

Change in net assets from shareholder distributions	(21,366,051)	(738,648)

Change in net assets from capital transactions	(21,582,315)	231,123,756

Change in net assets	(8,168,331)	260,528,202

Net Assets:
Beginning of year	262,144,538	1,616,336

End of year	$253,976,207	$262,144,538

Accumulated undistributed net investment income at end of year	$39,593	$11,164

CAPITAL TRANSACTIONS:

Class I Shares
Proceeds from shares issued	$3,974,449	$16,062,717
Proceeds from shares issued in-kind (Note 8)	–	232,822,777
Dividends reinvested	19,847,072	714,435
Cost of shares redeemed	(52,098,279)	(26,913,011)

Total Class I	(28,276,758)	222,686,918

Class II Shares
Proceeds from shares issued	14,197,086	9,389,246
Dividends reinvested	1,518,979	24,213
Cost of shares redeemed	(9,021,622)	(976,621)

Total Class II	6,694,443	8,436,838

Change in net assets from capital transactions	$(21,582,315)	$231,123,756

SHARE TRANSACTIONS:
Class I Shares
Issued	446,237	2,246,784
Issued in-kind (Note 8)	–	30,643,846
Reinvested	2,256,305	84,250
Redeemed	(6,062,890)	(3,463,303)

Total Class I Shares	(3,360,348)	29,511,577

Amounts designated as "—" are zero or have been rounded to zero.

2010 Annual Report	13

Statements of Changes in Net Assets (Continued)

	Neuberger Berman NVIT Multi Cap Opportunities Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Class II Shares
Issued	1,642,472	1,348,284
Reinvested	173,642	2,872
Redeemed	(1,094,548)	(135,215)

Total Class II Shares	721,566	1,215,941

Total change in shares	(2,638,782)	30,727,518

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Multi Cap Opportunities Fund

		Operations			Distributions					Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2010(e)	$8.45	0.02	1.28	1.30	(0.02)	(0.78)	(0.80)	$8.95	15.61%	$235,348,957	0.87%	0.21%	0.87%	41.75%
Year Ended December 31, 2009(e)	$5.54	0.02	2.92	2.94	(0.01)	(0.02)	(0.03)	$8.45	52.96%	$250,604,126	0.86%	0.21%	0.86%	85.68%
Period Ended December 31, 2008(e)(f)	$10.00	0.05	(4.51)	(4.46)	–	–	–	$5.54	(44.70)%	$750,526	0.78%	0.84%	1.93%	25.43%

Class II Shares
Year Ended December 31, 2010(e)	$8.41	0.01	1.26	1.27	(0.01)	(0.78)	(0.79)	$8.89	15.39%	$18,627,250	0.97%	0.13%	0.97%	41.75%
Year Ended December 31, 2009(e)	$5.51	0.01	2.91	2.92	–	(0.02)	(0.02)	$8.41	52.96%	$11,540,412	1.00%	0.11%	1.05%	85.68%
Period Ended December 31, 2008(e)(f)	$10.00	0.04	(4.53)	(4.49)	–	–	–	$5.51	(44.90)%	$865,810	1.10%	0.68%	2.30%	25.43%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Notes to Financial Statements

December 31, 2010

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Neuberger Berman NVIT Multi Cap Opportunities Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

16	Annual Report 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security are deemed “not readily available” in a variety of circumstances, for example if an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$5,712,208	$—	$—	$5,712,208
Auto Components	1,850,812	—	—	1,850,812
Automobiles	3,484,543	—	—	3,484,543
Beverages	2,003,354	—	—	2,003,354
Biotechnology	2,535,282	—	—	2,535,282
Building Products	7,800,996	—	—	7,800,996
Capital Markets	13,214,836	—	—	13,214,836
Commercial Banks	12,938,177	—	—	12,938,177
Communications Equipment	3,536,629	—	—	3,536,629
Computers & Peripherals	4,209,579	—	—	4,209,579
Construction & Engineering	2,387,717	—	—	2,387,717
Consumer Finance	6,882,875	—	—	6,882,875
Diversified Financial Services	22,895,038	—	—	22,895,038
Diversified Telecommunication Services	3,358,054	—	—	3,358,054
Electric Utilities	698,285	—	—	698,285
Electrical Equipment	4,545,452	—	—	4,545,452
Energy Equipment & Services	13,028,935	—	—	13,028,935
Food & Staples Retailing	3,005,866	—	—	3,005,866
Health Care Equipment & Supplies	8,162,391	—	—	8,162,391
Health Care Providers & Services	13,487,858	—	—	13,487,858
Household Durables	5,120,791	—	—	5,120,791
Household Products	3,883,747	—	—	3,883,747

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Industrial Conglomerates	$2,613,638	$—	$—	$2,613,638
Information Technology Services	5,547,960	—	—	5,547,960
Insurance	10,045,140	—	—	10,045,140
Machinery	7,520,531	—	—	7,520,531
Media	5,368,655	—	—	5,368,655
Metals & Mining	10,835,497	1,950,680	—	12,786,177
Multiline Retail	5,487,270	—	—	5,487,270
Oil, Gas & Consumable Fuels	25,923,532	—	—	25,923,532
Paper & Forest Products	655,122	—	—	655,122
Personal Products	3,712,706	—	—	3,712,706
Pharmaceuticals	8,558,095	—	—	8,558,095
Semiconductors & Semiconductor Equipment	2,250,631	—	—	2,250,631
Software	4,989,044	—	—	4,989,044
Specialty Retail	10,338,476	—	—	10,338,476
Total Common Stocks	248,589,722	1,950,680	—	250,540,402
Mutual Fund	3,745,655	—	—	3,745,655
Total	$252,335,377	$1,950,680	$—	$254,286,057

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives

18	Annual Report 2010

payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment advisor or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had no securities on loan.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, adjustments to prior period accumulated balances, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(f)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Neuberger Berman Management, LLC (“the Subadviser”) as subadviser for the Fund. NFM provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Beginning May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.60%
$1 billion and more	0.55%

Prior to May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the following schedule.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.60%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $880,501 for the year ended December 31, 2010.

Until April 30, 2010, the Trust and NFA had entered into a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.75% for all share classes.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010.

20	Annual Report 2010

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount(a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$13,634	$—	$—	$13,634
(a)	For the period March 28, 2008 (commencement of operations) through December 31, 2008.

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of the Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2010, NFS received $352,458 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $554.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $101,999,740 and sales of $142,777,373 (excluding short-term securities).

22	Annual Report 2010

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Other

During the year-ended December 31, 2009, the Fund issued shares of beneficial interest in exchange for securities tendered to the Fund by the purchaser of such shares. On August 14, 2009, the Fund issued 6,898,027 shares of beneficial interest in exchange for securities with a market value of $52,425,006 on such date; 23,331,397 shares of beneficial interest in exchange for securities with a market value of $177,318,617 on such date; and 414,422 shares of beneficial interest in exchange for securities with a market value of $3,079,154.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,024,091	$6,341,960	$21,366,051	$—	$21,366,051

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$738,648	$—	$738,648	$—	$738,648

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$310,820	$1,547,181	$1,858,001	$—	$—	$39,956,176	$41,814,177

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$214,329,881	$44,317,760	$(4,361,584)	$39,956,176

24	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Neuberger Berman NVIT Multi Cap Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman NVIT Multi Cap Opportunities Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	25

Supplemental Information

(Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 17.06%.

The Fund designates $6,341,960, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

26	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

28	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	29

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30	Annual Report 2010

Neuberger Berman NVIT Socially Responsible Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-SR (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Value funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in stocks of small and mid-sized companies.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par

2	Annual Report 2010

outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Neuberger Berman Management LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Neuberger Berman Management LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

Neuberger Berman NVIT Socially Responsible Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the Neuberger Berman NVIT Socially Responsible Fund (Class II at NAV) returned 23.56% versus 15.06% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Core Funds (consisting of 237 funds as of December 31, 2010) was 15.93% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s largest area of outperformance came from investments in the technology sector. Top contributors included semiconductor stock Altera Corp. and software company Intuit Inc. Altera, a large Fund holding, has benefited from the cyclical recovery and has enjoyed significant market share expansion within the growing field programmable gate array (FPGA) chip category. Intuit grew its business throughout the recession, thus proving the integrity of its business model. As earnings improved with the recovery, Intuit’s stock benefited.

The Fund’s energy stocks also performed very well during the reporting period; Newfield Exploration Co., an exploration and production company, made a significant contributor to Fund returns. New technology has allowed companies such as Newfield Exploration to realize more value from existing reserves as well as reserves that previously were not economically feasible, thus accelerating their growth.

What areas of investment detracted from Fund performance?

The largest detractor from Fund returns came from the Fund’s holdings in the consumer discretionary sector.

The Washington Post Co., which the Fund owned for its subsidiary education business, Kaplan, Inc., was a disappointment. Although Kaplan met our expectations for dramatic and contra-cyclical growth, the regulatory environment changed dramatically, threatening Kaplan’s business model; we eliminated the position.

Global automotive manufacturer Toyota Motor Corp. became a Fund holding in 2005 on the premise that the disciplined and cost-efficient company would gain global market share. Although the Fund’s investment in Toyota over a 59-month holding period was accretive to Fund returns, persistent product recalls prompted us to sell the Fund’s holdings in the company.

On the sector level, health care underperformed generally during the reporting period as investors gravitated toward more cyclical exposure, but also because of uncertainty about health-care reform. Large-capitalization pharmaceuticals companies faced worries involving Europe, because the region’s governments are their primary payers. Among the Fund’s health-care holdings was one significant detractor, Roche Holding Ltd. Although Roche Holding underperformed for the reasons stated above, plus certain execution challenges, we believe that the stock has underperformed the business, and we continue to own Roche.

What is your outlook for the near term?

The economic backdrop appears relatively constructive. Many of the causes of uncertainty in 2010 have been somewhat resolved. We now have near-term clarity on tax rates, meaning that businesses can make decisions they may have been delaying about mergers and acquisitions, share repurchases or dividends.

The risks we see are that if Congress and the Administration do not find common ground on key economic policy issues, or if Europe has another test of its resolve in addressing sovereign debt problems, this could create volatility, damage sentiment and threaten some of the momentum we have seen recently.

We continue to focus on quality businesses positioned for advantaged growth that have demonstrated good corporate citizenship. Even with modest economic growth, if we can identify good businesses that are taking market share, it should create opportunities to deliver relative performance.

Subadviser:

Neuberger Berman Management LLC

Portfolio Managers:

Ingrid Dyott and Arthur Moretti, CFA

2010 Annual Report	5

Fund Performance	Neuberger Berman NVIT Socially Responsible Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	23.58%	1.86%
Class II	23.56%	1.77%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.80%	0.80%
Class II	1.05%	0.89%

*	Current effective prospectus dated October 15, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Neuberger Berman NVIT Socially Responsible Fund versus performance of the Standard & Poor’s 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	Neuberger Berman NVIT Socially Responsible Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

Neuberger Berman NVIT Socially Responsible Fund		Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual	1,000.00	1,241.70	4.58	0.81
	Hypothetical[b]	1,000.00	1,021.12	4.13	0.81
Class II Shares	Actual	1,000.00	1,242.00	5.09	0.90
	Hypothetical[b]	1,000.00	1,020.67	4.58	0.90

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary December 31, 2010	Neuberger Berman NVIT Socially Responsible Fund

Asset Allocation
Common Stocks	98.1%
Mutual Fund	2.2%
Liabilities in excess of other assets	(0.3%)

100.0%

Top Industries †
Oil, Gas & Consumable Fuels	11.9%
Capital Markets	10.5%
Pharmaceuticals	7.9%
Semiconductors & Semiconductor Equipment	7.4%
Health Care Equipment & Supplies	6.1%
Electronic Equipment, Instruments & Components	6.1%
Media	5.2%
Insurance	5.0%
Food Products	4.9%
Machinery	4.6%
Other Industries	30.4%

100.0%

Top Holdings †
Danaher Corp.	4.6%
Texas Instruments, Inc.	4.4%
BG Group PLC	4.3%
Charles Schwab Corp. (The)	4.2%
Newfield Exploration Co.	4.1%
Yahoo!, Inc.	4.0%
Procter & Gamble Co. (The)	3.5%
3M Co.	3.2%
BlackRock, Inc.	3.2%
Bank of New York Mellon Corp. (The)	3.1%
Other Holdings	61.4%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

Neuberger Berman NVIT Socially Responsible Fund

Common Stocks 98.1%

	Shares	Market Value

Capital Markets 10.6%
Bank of New York Mellon Corp. (The)	220,761	$6,666,982
BlackRock, Inc.	35,290	6,725,568
Charles Schwab Corp. (The)	521,815	8,928,255

		22,320,805

Chemicals 3.2%
Novozymes AS, Class B	14,578	2,034,107
Praxair, Inc.	49,333	4,709,822

		6,743,929

Commercial Services & Supplies 2.2%
Herman Miller, Inc.	184,839	4,676,427

Electronic Equipment, Instruments & Components 6.1%
Anixter International, Inc.	105,534	6,303,546
National Instruments Corp.	174,838	6,580,902

		12,884,448

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	62,401	4,505,976

Food Products 4.9%
JM Smucker Co. (The)	87,712	5,758,293
McCormick & Co., Inc., Non-Voting Shares	99,965	4,651,371

		10,409,664

Health Care Equipment & Supplies 6.1%
Becton, Dickinson and Co.	76,286	6,447,693
Covidien PLC	142,963	6,527,690

		12,975,383

Household Products 3.5%
Procter & Gamble Co. (The)	115,756	7,446,584

Industrial Conglomerates 3.2%
3M Co.	78,661	6,788,444

Information Technology Services 3.1%
MasterCard, Inc., Class A	29,529	6,617,744

Insurance 5.0%
Markel Corp. *	11,677	4,415,424
Progressive Corp. (The)	311,077	6,181,100

		10,596,524

Internet Software & Services 4.0%
Yahoo!, Inc. *	510,773	8,494,155

Machinery 4.6%
Danaher Corp.	206,179	9,725,464

Common Stocks (continued)

	Shares	Market Value

Media 5.2%
Comcast Corp., Special Class A, Class A	242,577	$5,048,027
Scripps Networks Interactive, Inc., Class A	115,665	5,985,664

		11,033,691

Oil, Gas & Consumable Fuels 11.9%
BG Group PLC	445,604	9,039,230
Cimarex Energy Co.	35,989	3,186,106
Newfield Exploration Co. *	119,722	8,633,154
Noble Energy, Inc.	50,410	4,339,293

		25,197,783

Pharmaceuticals 7.9%
Hospira, Inc. *	116,705	6,499,302
Novo Nordisk AS ADR-DK	38,605	4,345,765
Roche Holding AG ADR-CH	125,285	4,591,695
Roche Holding AG	8,979	1,316,257

		16,753,019

Professional Services 1.5%
ICF International, Inc. *	122,786	3,158,056

Road & Rail 1.7%
Canadian National Railway Co.	53,415	3,550,495

Semiconductors & Semiconductor Equipment 7.4%
Altera Corp.	178,598	6,354,517
Texas Instruments, Inc.	288,093	9,363,022

		15,717,539

Software 1.8%
Intuit, Inc. *	64,472	3,178,469
Sourcefire, Inc. *	19,360	502,005

		3,680,474

Trading Companies & Distributors 2.1%
W.W. Grainger, Inc.	31,208	4,310,137

Total Common Stocks (cost $160,038,723)		207,586,741

2010 Annual Report	9

Mutual Fund 2.2%

	Shares	Market Value

Money Market Fund 2.2%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (a)	4,668,720	$4,668,720

Total Mutual Fund (cost $4,668,720)		4,668,720

Total Investments (cost $164,707,443) (b) — 100.3%		212,255,461
Liabilities in excess of other assets (0.3%)		(610,152)

NET ASSETS — 100.0%		$211,645,309

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

CH	Switzerland

DK	Denmark

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

Neuberger Berman NVIT Socially Responsible Fund
Assets:
Investments, at value (cost $164,707,443)	$212,255,461
Cash	672
Foreign currencies, at value (cost $4,154)	4,142
Dividends receivable	37,108
Reclaims receivable	12,799
Prepaid expenses	706

Total Assets	212,310,888

Liabilities:
Payable for investments purchased	11,163
Payable for capital shares redeemed	438,350
Accrued expenses and other payables:
Investment advisory fees	118,440
Fund administration fees	10,907
Distribution fees	15,972
Administrative servicing fees	10,774
Accounting and transfer agent fees	2,736
Trustee fees	1,816
Custodian fees	518
Compliance program costs (Note 3)	431
Professional fees	15,798
Printing fees	27,335
Other	11,339

Total Liabilities	665,579

Net Assets	$211,645,309

Represented by:
Capital	$229,835,606
Accumulated undistributed net investment income	233,963
Accumulated net realized losses from investment and foreign currency transactions	(65,973,937)
Net unrealized appreciation/(depreciation) from investments	47,548,018
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,659

Net Assets	$211,645,309

Net Assets:
Class I Shares	$5,448,468
Class II Shares	206,196,841

Total	$211,645,309

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	526,852
Class II Shares	19,948,991

Total	20,475,843

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.34
Class II Shares	$10.34

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

Neuberger Berman NVIT Socially Responsible Fund
INVESTMENT INCOME:
Dividend income	$4,048,600
Income from securities lending (Note 2)	3,051
Other income	40
Foreign tax withholding	(47,906)

Total Income	4,003,785

EXPENSES:
Investment advisory fees	1,706,729
Fund administration fees	126,028
Distribution fees Class II Shares	642,108
Administrative servicing fees Class I Shares	2,865
Administrative servicing fees Class II Shares	128,425
Professional fees	35,570
Printing fees	50,979
Trustee fees	7,965
Custodian fees	10,844
Accounting and transfer agent fees	3,158
Compliance program costs (Note 3)	606
Other	14,215

Total expenses before earnings credit and expenses waived	2,729,492

Earnings credit (Note 4)	(7)
Distribution fees voluntarily waived — Class II (Note 3)	(410,953)

Net Expenses	2,318,532

NET INVESTMENT INCOME	1,685,253

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	10,267,759
Net realized gains from foreign currency transactions (Note 2)	4,804

Net realized gains from investment and foreign currency transactions	10,272,563

Net change in unrealized appreciation/(depreciation) from investments	38,895,291
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3,315

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	38,898,606

Net realized/unrealized gains from investments, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	49,171,169

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$50,856,422

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	Neuberger Berman NVIT Socially Responsible Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$1,685,253	$988,684
Net realized gains/(losses) from investment and foreign currency transactions	10,272,563	(56,944,759)
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	38,898,606	132,829,522

Change in net assets resulting from operations	50,856,422	76,873,447

Distributions to Shareholders From:
Net investment income:
Class I	(42,750)	(27,826)
Class II	(1,415,075)	(1,035,183)
Return of capital:
Class I	–	(3,002)
Class II	–	(111,677)

Change in net assets from shareholder distributions	(1,457,825)	(1,177,688)

Change in net assets from capital transactions	(129,794,687)	(49,248,711)

Change in net assets	(80,396,090)	26,447,048

Net Assets:
Beginning of year	292,041,399	265,594,351

End of year	$211,645,309	$292,041,399

Accumulated undistributed net investment income at end of year	$233,963	$1,564

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,346,758	$1,340,897
Dividends reinvested	42,750	30,828
Cost of shares redeemed	(4,290,551)	(4,608,460)

Total Class I	(1,901,043)	(3,236,735)

Class II Shares
Proceeds from shares issued	10,046,909	39,365,588
Dividends reinvested	1,415,075	1,146,860
Cost of shares redeemed	(139,355,628)	(86,524,424)

Total Class II	(127,893,644)	(46,011,976)

Change in net assets from capital transactions	$(129,794,687)	$(49,248,711)

SHARE TRANSACTIONS:
Class I Shares
Issued	253,931	205,750
Reinvested	4,341	4,450
Redeemed	(468,572)	(717,957)

Total Class I Shares	(210,300)	(507,757)

Class II Shares
Issued	1,122,516	6,345,462
Reinvested	144,904	167,827
Redeemed	(15,249,459)	(12,589,492)

Total Class II Shares	(13,982,039)	(6,076,203)

Total change in shares	(14,192,339)	(6,583,960)

Amounts designated “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Socially Responsible Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$8.43	0.07	1.91	1.98	(0.07)	–	(0.07)	$10.34	23.58%	$5,448,468	0.80%	0.75%	0.80%	34.50%
Year Ended December 31, 2009 (e)	$6.44	0.03	1.99	2.02	(0.03)	–	(0.03)	$8.43	31.53%	$6,215,347	0.76%	0.43%	0.79%	45.46%
Period Ended December 31, 2008 (f)	$10.00	0.04	(3.56)	(3.52)	(0.04)	–	(0.04)	$6.44	(35.25)%	$8,022,553	0.82%	0.74%	0.93%	38.63%

Class II Shares
Year Ended December 31, 2010 (e)	$8.42	0.06	1.92	1.98	(0.06)	–	(0.06)	$10.34	23.56%	$206,196,841	0.89%	0.64%	1.05%	34.50%
Year Ended December 31, 2009 (e)	$6.44	0.02	1.99	2.01	(0.03)	–	(0.03)	$8.42	31.27%	$285,826,052	0.85%	0.34%	0.93%	45.46%
Period Ended December 31, 2008 (f)	$10.00	0.04	(3.56)	(3.52)	(0.04)	–	(0.04)	$6.44	(35.27)%	$257,571,798	0.91%	0.59%	1.07%	38.63%

Amounts designated as "—" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Neuberger Berman NVIT Socially Responsible Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades.

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

16	Annual Report 2010

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Capital Markets	$22,320,805	$—	$—	$22,320,805
Chemicals	4,709,822	2,034,107	—	6,743,929
Commercial Services & Supplies	4,676,427	—	—	4,676,427
Electronic Equipment, Instruments & Components	12,884,448	—	—	12,884,448
Food & Staples Retailing	4,505,976	—	—	4,505,976
Food Products	10,409,664	—	—	10,409,664
Health Care Equipment & Supplies	12,975,383	—	—	12,975,383
Household Products	7,446,584	—	—	7,446,584
Industrial Conglomerates	6,788,444	—	—	6,788,444
Information Technology Services	6,617,744	—	—	6,617,744
Insurance	10,596,524	—	—	10,596,524
Internet Software & Services	8,494,155	—	—	8,494,155
Machinery	9,725,464	—	—	9,725,464
Media	11,033,691	—	—	11,033,691
Oil, Gas & Consumable Fuels	16,158,553	9,039,230	—	25,197,783
Pharmaceuticals	15,436,762	1,316,257	—	16,753,019
Professional Services	3,158,056	—	—	3,158,056
Road & Rail	3,550,495	—	—	3,550,495
Semiconductors & Semiconductor Equipment	15,717,539	—	—	15,717,539
Software	3,680,474	—	—	3,680,474
Trading Companies & Distributors	4,310,137	—	—	4,310,137
Total Common Stocks	195,197,147	12,389,594	—	207,586,741
Mutual Fund	4,668,720	—	—	4,668,720
Total	$199,865,867	$12,389,594	$—	$212,255,461

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

(d)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had no securities on loan.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(f)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements.

18	Annual Report 2010

Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Neuberger Berman Management, LLC (“the Subadviser”) as subadviser for the Fund and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Beginning May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

Prior to May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.65%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $919,005 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.78% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, were:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$4,126	$82,127	$—	$86,253
(a)	For the period March 28, 2008 (commencement of operations) through December 31, 2008.

Amount designated as “—” is zero or has been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of the Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%

20	Annual Report 2010

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $131,290 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $606.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund. Beginning May 1, 2010, NFD has agreed to waive 0.16% of these fees for Class II shares of the Fund until at least April 30, 2011. During the year ended December 31, 2010, the waiver of such distribution fees by NFD amounted to $410,953.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $87,290,702 and sales of $221,218,199 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political, and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Social Policy Risk.

The Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

—	undervalued stocks that do not meet the social criteria could outperform those that do;

—	economic or political changes could make certain companies less attractive for investment; or

—	the social policy could cause the Fund to see or avoid stocks that subsequently perform well.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,457,825	$—	$1,457,825	$—	$1,457,825

Amounts designated as “—” are zero or have been rounded to zero.

22	Annual Report 2010

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,063,009	$—	$1,063,009	$114,679	$1,177,688

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$233,963	$—	$233,963	$—	$(62,598,711)	$44,174,451	$(18,190,297)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$168,082,669	$46,706,533	$(2,533,741)	$44,172,792

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$ 6,303,908	2016
$56,294,803	2017

2010 Annual Report	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Neuberger Berman NVIT Socially Responsible Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman NVIT Socially Responsible Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

24	Annual Report 2010

Supplemental Information

(Unaudited)

Neuberger Berman NVIT Socially Responsible Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 72.03%.

2010 Annual Report	25

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries, Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

26	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

28	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	29

Gartmore NVIT Worldwide Leaders Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

11	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information

29	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-WWL (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Funds that concentrate in specific countries, sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

2	Annual Report 2010

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Gartmore Global Partners.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Gartmore Global Partners.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

Gartmore NVIT Worldwide Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the Gartmore NVIT Worldwide Leaders Fund (Class I at NAV) returned 11.46% versus 11.76% for its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Global Core Funds (consisting of 78 funds as of December 31, 2010) was 13.35% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Marketwide, economically sensitive cyclical sectors, such as consumer discretionary, industrials and materials, performed the strongest in terms of contributing to Fund performance during the reporting period. At the specific Fund holdings level, the top performers included mining giants Teck Resources Ltd. and Rio Tinto Group, upmarket retailers Polo Ralph Lauren Corp. and Tiffany & Co., and technology titan Apple Inc.

What areas of investment detracted from Fund performance?

At the market level, the Fund’s investments in the financials and defensive sectors, such as health care and utilities, lagged the market. At the specific Fund holdings level, detractors from Fund performance during the reporting period included financials firms Wells Fargo & Co. and Mizuho Financial Group, Inc., auto manufacturer Renault S.A., aggregate producer HeidelbergCement AG and computer-chip giant Intel Corp.

What is your outlook for the near term?

As we move into 2011, we continue to be positive on the outlook for global equities and are heartened by markets responding more rationally to stock-specific fundamentals. While equity markets overcame many challenges during 2010, these challenges have not been defeated fully. Thus our optimism is moderated by the continued overhang of European sovereign debt concerns and monetary policy tightening in China, though we are now significantly less worried about the prospect of a double-dip recession in the United States. We are encouraged by improving economic data, accommodative monetary policies and an uptick in corporate activity. Furthermore, signs that companies are investing for growth again is an important positive step toward increased hiring and eventual self-sustaining economic growth.

Subadviser:

Gartmore Global Partners

Portfolio Manager:

Neil Rogan

2010 Annual Report	5

Fund Performance	Gartmore NVIT Worldwide Leaders Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I2	11.46%	3.20%	2.91%
Class III[3]	11.36%	3.18%	2.90%
Class VI4	11.24%	3.16%	2.89%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]

These returns until the creation of Class III shares (May 2, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced, because all classes of shares invest in the same portfolio of securities. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares: if these fees were reflected, the annual returns for Class III shares would have been lower.

[4]

Class commenced operations on May 1, 2009. These returns until the commencement of Class VI shares (May 1, 2009) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced, because all classes of shares invest in the same portfolio of securities. For Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares: if these fees were reflected, the annual returns for Class VI shares would have been lower.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	1.77%	1.20%
Class III	1.77%	1.20%
Class VI	2.02%	1.45%
*	Current effective prospectus dated October 15, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund's most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore NVIT Worldwide Leaders Fund versus performance of the Morgan Stanley Capital International World Index (MSCI World Index)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	Gartmore NVIT Worldwide Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

Gartmore NVIT Worldwide Leaders Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,263.60	6.85	1.20
	Hypothetical	[b]	1,000.00	1,019.16	6.11	1.20
Class III Shares	Actual		1,000.00	1,262.60	6.84	1.20
	Hypothetical	[b]	1,000.00	1,019.16	6.11	1.20
Class VI Shares	Actual		1,000.00	1,261.30	7.30	1.28
	Hypothetical	[b]	1,000.00	1,018.75	6.51	1.28

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary December 31, 2010	Gartmore NVIT Worldwide Leaders Fund

Asset Allocation
Common Stocks	98.2%
Mutual Fund	0.3%
Other assets in excess of liabilities	1.5%

100.0%

Top Industries †
Industrial Conglomerates	6.9%
Diversified Financial Services	6.3%
Oil, Gas & Consumable Fuels	6.2%
Automobiles	6.1%
Metals & Mining	5.3%
Computers & Peripherals	4.6%
Food Products	4.1%
Real Estate Management & Development	4.0%
Wireless Telecommunication Services	4.0%
Software	3.6%
Other Industries	48.9%

100.0%

Top Holdings †
Apple, Inc.	4.6%
JPMorgan Chase & Co.	4.3%
Unilever PLC	4.1%
Vodafone Group PLC	4.0%
Hutchison Whampoa Ltd.	3.6%
CBS Corp. Non-Voting, Class B	3.4%
Centrica PLC	3.4%
Siemens AG REG	3.3%
Bayer AG	3.3%
Mitsubishi Corp.	3.3%
Other Holdings	62.7%

100.0%

Top Countries †
United States	44.1%
United Kingdom	14.0%
Germany	9.6%
Japan	8.0%
Hong Kong	7.8%
France	4.4%
Canada	2.7%
South Korea	2.6%
Sweden	2.5%
Brazil	2.4%
Other Countries	1.9%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

Gartmore NVIT Worldwide Leaders Fund

Common Stocks 98.2%

	Shares	Market Value

BRAZIL 2.4%
Oil, Gas & Consumable Fuels 2.4%
Petroleo Brasileiro SA — Preference Shares ADR	15,290	$522,459

CANADA 2.7%
Metals & Mining 2.7%
Teck Resources Ltd., Class B	9,470	585,530

CHINA 1.5%
Commercial Banks 0.6%
China Construction Bank Corp., H Shares	144,790	129,710

Health Care Providers & Services 0.9%
Sinopharm Group Co., Ltd. H Shares	58,000	202,095

		331,805

FRANCE 4.4%
Auto Components 2.4%
Compagnie Generale des Etablissements Michelin, Class B	7,280	522,597

Commercial Banks 0.6%
Societe Generale	2,200	118,374

Hotels, Restaurants & Leisure 1.4%
Accor SA	6,900	307,514

		948,485

GERMANY 9.5%
Automobiles 3.0%
Daimler AG REG*	9,540	645,519

Industrial Conglomerates 3.3%
Siemens AG REG	5,760	713,513

Pharmaceuticals 3.2%
Bayer AG	9,410	697,534

		2,056,566

HONG KONG 7.6%
Industrial Conglomerates 3.5%
Hutchison Whampoa Ltd.	74,000	761,260

Insurance 1.8%
AIA Group Ltd.*	142,200	399,736

Real Estate Management & Development 2.3%
Sun Hung Kai Properties Ltd.	30,000	497,748

		1,658,744

JAPAN 7.9%
Automobiles 3.0%
Toyota Motor Corp.	16,500	649,579

Real Estate Management & Development 1.7%
Mitsui Fudosan Co., Ltd.	18,000	357,725

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Trading Companies & Distributors 3.2%
Mitsubishi Corp.	25,800	$695,355

		1,702,659

SOUTH KOREA 2.6%
Semiconductors & Semiconductor Equipment 2.6%
Samsung Electronics Co., Ltd.	668	557,871

SWEDEN 2.5%
Communications Equipment 2.5%
Telefonaktiebolaget LM Ericsson, Class B	46,400	537,721

UNITED KINGDOM 13.8%
Aerospace & Defense 0.0% †
Rolls-Royce Group PLC, Class C* (a)	2,009,600	3,133

Food Products 4.0%
Unilever PLC	28,400	872,344

Metals & Mining 2.5%
Rio Tinto PLC	7,650	545,306

Multi-Utilities 3.4%
Centrica PLC	140,100	725,904

Wireless Telecommunication Services 3.9%
Vodafone Group PLC	323,500	849,238

		2,995,925

UNITED STATES 43.3%
Beverages 2.9%
PepsiCo, Inc.	9,810	640,887

Capital Markets 2.2%
Goldman Sachs Group, Inc. (The)	2,860	480,938

Chemicals 2.6%
Praxair, Inc.	6,010	573,775

Commercial Banks 2.1%
PNC Financial Services Group, Inc.	7,560	459,043

Computers & Peripherals 4.5%
Apple, Inc.*	3,020	974,131

Diversified Financial Services 6.2%
Citigroup, Inc.*	90,150	426,410
JPMorgan Chase & Co.	21,526	913,133

		1,339,543

Insurance 1.4%
Principal Financial Group, Inc.	9,540	310,622

Internet Software & Services 3.0%
Google, Inc., Class A*	1,100	653,367

Machinery 2.4%
PACCAR, Inc.	9,100	522,522

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

Gartmore NVIT Worldwide Leaders Fund

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Media 3.4%
CBS Corp. Non-Voting, Class B	38,200	$727,710

Oil, Gas & Consumable Fuels 3.7%
CONSOL Energy, Inc.	4,600	224,204
Occidental Petroleum Corp.	5,800	568,980

		793,184

Software 3.6%
Activision Blizzard, Inc.	36,690	456,424
Rovi Corp.*	5,200	322,452

		778,876

Specialty Retail 2.4%
TJX Cos., Inc.	11,560	513,148

Textiles, Apparel & Luxury Goods 2.9%
Polo Ralph Lauren Corp., Class A	5,720	634,462

		9,402,208

Total Common Stocks (cost $18,176,665)		21,299,973

Mutual Fund 0.3%

Money Market Fund 0.3%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (b)	67,346	67,346

Total Mutual Fund (cost $67,346)		67,346

Total Investments (cost $18,244,011) (c) — 98.5%		21,367,319
Other assets in excess of liabilities — 1.5%		331,429

NET ASSETS — 100.0%		$21,698,748

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation
Ltd.	Limited

PLC	Public Limited Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

Gartmore NVIT Worldwide Leaders Fund
Assets:
Investments, at value (cost $18,244,011)	$21,367,319
Cash	15
Foreign currencies, at value (cost $83,209)	83,209
Dividends receivable	28,531
Receivable for investments sold	313,331
Receivable for capital shares issued	15,234
Reclaims receivable	13,014
Prepaid expenses	57

Total Assets	21,820,710

Liabilities:
Payable for investments purchased	84,133
Payable for capital shares redeemed	678
Accrued expenses and other payables:
Investment advisory fees	6,035
Fund administration fees	7,394
Distribution fees	452
Administrative servicing fees	3,362
Accounting and transfer agent fees	1,340
Trustee fees	119
Custodian fees	40
Compliance program costs (Note 3)	45
Professional fees	8,037
Printing fees	9,855
Other	472

Total Liabilities	121,962

Net Assets	$21,698,748

Represented by:
Capital	$30,014,774
Accumulated distributions in excess of net investment income	(4,268)
Accumulated net realized losses from investment and forward foreign currency transactions	(11,436,826)
Net unrealized appreciation/(depreciation) from investments	3,123,308
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,760

Net Assets	$21,698,748

Net Assets:
Class I Shares	$12,011,529
Class III Shares	7,456,416
Class VI Shares	2,230,803

Total	$21,698,748

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,066,419
Class III Shares	662,153
Class VI Shares	197,928

Total	1,926,500

2010 Annual Report	11

Statement of Assets and Liabilities (Continued)

December 31, 2010

Gartmore NVIT Worldwide Leaders Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.26
Class III Shares	$11.26
Class VI Shares	$11.27

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

Gartmore NVIT Worldwide Leaders Fund
INVESTMENT INCOME:
Dividend income	$392,216
Interest income	15
Foreign tax withholding	(14,903)

Total Income	377,328

EXPENSES:
Investment advisory fees	166,541
Fund administration fees	60,883
Distribution fees Class VI Shares	3,051
Administrative servicing fees Class I Shares	17,709
Administrative servicing fees Class III Shares	11,686
Professional fees	23,572
Printing fees	19,072
Trustee fees	662
Custodian fees	888
Compliance program costs (Note 3)	52
Other	3,612

Total expenses before earnings credit and expenses reimbursed	307,728

Earnings credit (Note 5)	(1)
Expenses reimbursed by adviser (Note 3)	(56,727)

Net Expenses	251,000

NET INVESTMENT INCOME	126,328

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,684,264
Net realized losses from forward and foreign currency transactions (Note 2)	(4,474)

Net realized gains from investment, forward and foreign currency transactions	1,679,790

Net change in unrealized appreciation/(depreciation) from investments	342,040
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,607

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	343,647

Net realized/unrealized gains from investments, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	2,023,437

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,149,765

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Statements of Changes in Net Assets

	Gartmore NVIT Worldwide Leaders Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$126,328	$208,165
Net realized gains/(losses) from investment, forward and foreign currency transactions	1,679,790	(1,076,290)
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	343,647	5,285,165

Change in net assets resulting from operations	2,149,765	4,417,040

Distributions to Shareholders From:
Net investment income:
Class I	(117,109)	(120,669)
Class III	(75,079)	(84,436)
Class VI	(14,652)	(2,326	)(a)

Change in net assets from shareholder distributions	(206,840)	(207,431)

Change in net assets from capital transactions	(2,955,356)	(2,746,999)

Change in net assets	(1,012,431)	1,462,610

Net Assets:
Beginning of year	22,711,179	21,248,569

End of year	$21,698,748	$22,711,179

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(4,268)	$79,269

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$565,591	$1,126,635
Dividends reinvested	117,109	120,669
Cost of shares redeemed	(2,710,786)	(2,903,617)

Total Class I	(2,028,086)	(1,656,313)

Class III Shares
Proceeds from shares issued	412,692	873,961
Dividends reinvested	75,079	84,436
Cost of shares redeemed	(2,870,138)	(2,563,845)

Total Class III	(2,382,367)	(1,605,448)

Class VI Shares
Proceeds from shares issued	1,687,751	562,408	(a)
Dividends reinvested	14,652	2,326	(a)
Cost of shares redeemed	(247,306)	(49,972	)(a)

Total Class VI	1,455,097	514,762	(a)

Change in net assets from capital transactions	$(2,955,356)	$(2,746,999)

(a)	For the period from May 1, 2009 (commencement of operations) through December 31, 2009.

14	Annual Report 2010

	Gartmore NVIT Worldwide Leaders Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
SHARE TRANSACTIONS:
Class I Shares
Issued	54,313	137,546
Reinvested	10,929	13,520
Redeemed	(267,932)	(352,868)

Total Class I Shares	(202,690)	(201,802)

Class III Shares
Issued	40,759	94,551
Reinvested	7,022	9,458
Redeemed	(283,254)	(309,053)

Total Class III Shares	(235,473)	(205,044)

Class VI Shares
Issued	166,781	59,729	(a)
Reinvested	1,341	236	(a)
Redeemed	(24,991)	(5,168	)(a)

Total Class VI Shares	143,131	54,797	(a)

Total change in shares	(295,032)	(352,049)

(a) For the period from May 1, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Gartmore NVIT Worldwide Leaders Fund

		Operations			Distributions							Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2010(e)	$10.22	0.06	1.09	1.15	(0.11)	–	(0.11)	–	$11.26	11.46%		$12,011,529	1.20%	0.62%	1.47%	182.96%
Year Ended December 31, 2009(e)	$8.26	0.09	1.96	2.05	(0.09)	–	(0.09)	–	$10.22	25.00%		$12,975,261	1.17%	1.05%	1.28%	230.98%
Year Ended December 31, 2008	$18.99	0.12	(7.75)	(7.63)	(0.11)	(2.99)	(3.10)	–	$8.26	(44.34%	)	$12,145,914	1.19%	0.84%	1.19%	237.52%
Year Ended December 31, 2007	$15.90	0.06	3.10	3.16	(0.07)	–	(0.07)	–	$18.99	19.90%		$28,659,341	1.30%	0.33%	1.30%	270.07%
Year Ended December 31, 2006	$12.73	0.13	3.16	3.29	(0.12)	–	(0.12)	–	$15.90	25.88%		$29,402,523	1.21%	0.96%	1.21%	269.37%

Class III Shares
Year Ended December 31, 2010(e)	$10.22	0.06	1.09	1.15	(0.11)	–	(0.11)	–	$11.26	11.36%		$7,456,416	1.20%	0.62%	1.46%	182.96%
Year Ended December 31, 2009(e)	$8.26	0.09	1.96	2.05	(0.09)	–	(0.09)	–	$10.22	25.00%		$9,175,367	1.17%	1.06%	1.28%	230.98%
Year Ended December 31, 2008	$18.98	0.12	(7.75)	(7.63)	(0.10)	(2.99)	(3.09)	–	$8.26	(44.33%	)	$9,102,655	1.24%	0.78%	1.24%	237.52%
Year Ended December 31, 2007	$15.89	0.08	3.09	3.17	(0.08)	–	(0.08)	–	$18.98	19.94%		$26,077,031	1.26%	0.43%	1.26%	270.07%
Year Ended December 31, 2006	$12.73	0.12	3.16	3.28	(0.12)	–	(0.12)	–	$15.89	25.81%		$23,154,788	1.20%	0.93%	1.20%	269.37%

Class VI Shares
Year Ended December 31, 2010(e)	$10.23	0.04	1.09	1.13	(0.09)	–	(0.09)	–	$11.27	11.24%		$2,230,803	1.30%	0.42%	1.64%	182.96%
Period Ended December 31, 2009(e)(f)	$7.69	0.02	2.60	2.62	(0.08)	–	(0.08)	–	$10.23	35.40%		$560,551	1.32%	0.24%	1.38%	230.98%

Amounts designated as "—" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore NVIT Worldwide Leaders Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold Shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

18	Annual Report 2010

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$3,133	$—	$3,133
Auto Components	—	522,597	—	522,597
Automobiles	—	1,295,098	—	1,295,098
Beverages	640,887	—	—	640,887
Capital Markets	480,938	—	—	480,938
Chemicals	573,775	—	—	573,775
Commercial Banks	459,043	248,084	—	707,127
Communications Equipment	—	537,721	—	537,721
Computers & Peripherals	974,131	—	—	974,131
Diversified Financial Services	1,339,543	—	—	1,339,543
Food Products	—	872,344	—	872,344
Health Care Providers & Services	—	202,095	—	202,095
Hotels, Restaurants & Leisure	—	307,514	—	307,514
Industrial Conglomerates	—	1,474,773	—	1,474,773
Insurance	310,622	399,736	—	710,358
Internet Software & Services	653,367	—	—	653,367
Machinery	522,522	—	—	522,522
Media	727,710	—	—	727,710
Metals & Mining	585,530	545,306	—	1,130,836
Multi-Utilities	—	725,904	—	725,904
Oil, Gas & Consumable Fuels	1,315,643	—	—	1,315,643
Pharmaceuticals	—	697,534	—	697,534
Real Estate Management & Development	—	855,473	—	855,473
Semiconductors & Semiconductor Equipment	—	557,871	—	557,871
Software	778,876	—	—	778,876
Specialty Retail	513,148	—	—	513,148
Textiles, Apparel & Luxury Goods	634,462	—	—	634,462
Trading Companies & Distributors	—	695,355	—	695,355
Wireless Telecommunication Services	—	849,238	—	849,238
Total Common Stocks	10,510,197	10,789,776	—	21,299,973
Mutual Fund	67,346	—	—	67,346
Total	10,577,543	10,789,776	—	21,367,319

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010 there were no significant transfers between Levels 1 and 2.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

As of December 31, 2010, the fund had no forward foreign currency contracts outstanding.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010.

Realized Gain/(Loss)	Total
Forward foreign currency contracts	$(2,725)
Total	$(2,725)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

20	Annual Report 2010

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, distributions in excess of current earnings, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(f)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Gartmore Global Partners (“the Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fees (annual rate)
Up to $50 million	0.80%
$50 million and more	0.75%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $102,006 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 1.05% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2008 Amount	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$—	$20,326	$56,727	$77,053

Amount designated as “—” is zero or has been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

22	Annual Report 2010

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class III, and Class VI shares of the Fund.

For the year ended December 31, 2010, NFS received $29,395 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $52.

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class VI shares of the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on redemptions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.
For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $414.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $861.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $36,951,591 and sales of $39,500,198 (excluding short-term securities).

24	Annual Report 2010

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$206,840	$—	$206,840	$—	$206,840

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$207,431	$—	$207,431	$—	$207,431

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(11,330,524)	$3,014,498	$(8,316,026)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$ 18,356,951	$ 3,174,738	$ (164,370)	$ 3,010,368

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$6,640,401	2016
$4,683,485	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011, post-October currency losses in the amount of $6,638.

26	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Gartmore NVIT Worldwide Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NVIT Worldwide Leaders Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	27

Supplemental Information

(Unaudited)

Gartmore NVIT Worldwide Leaders Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 90.74%.

28	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86

Director of

Dentsply

International, Inc.

(dental products),

Ultralife Batteries,

Inc., Albany

International

Corp. (paper

industry), Terex

Corporation

(construction

equipment), and

Minerals

Technology Inc.

(specialty

chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	29

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	31

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32	Annual Report 2010

NVIT Bond Index Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

35	Statement of Assets and Liabilities

36	Statement of Operations

37	Statements of Changes in Net Assets

38	Financial Highlights

39	Notes to Financial Statements

47	Report of Independent Registered Public Accounting Firm

48	Supplemental Information

49	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-BDX (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund seeks to match the performance of an index.

Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund is subject to the same credit and liquidity risk, prepayment and call risk, extension risk, and mortgage-backed securities risk associated with the underlying bonds owned by the Fund.

Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions.

The Fund also is subject to foreign securities risk, risks associated with investing in derivatives, and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by

2	Annual Report 2010

Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where

otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Bond Index Fund (Class Y at NAV) returned 6.31% versus 6.56% for its benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Intermediate Investment Grade Debt Funds (consisting of 85 funds as of December 31, 2010) was 7.23% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund is designed to replicate the BARCAP U.S. Aggregate Bond Index. This index has more than 9,000 individual securities; therefore, one position does not have a significant impact on overall Fund performance.

The best-performing sectors of the BARCAP U.S. Aggregate Bond Index during the reporting period were commercial mortgage-backed securities (CMBS), with a return of 20.40%; U.S. corporates, with 9.00%; and U.S. non-corporates, with 6.36%. CMBS benefited from record-low interest rates that created an environment in which investors aggressively sought yield. Long spread duration, historically wide spreads to the swap curve (a plotted graph line showing the relationship between swap rates at varying maturities) and greater clarity about loss expectations for loans that originated at the peak of the market made CMBS an ideal sector for investors seeking to add incremental yield. U.S. credit began the reporting period with lackluster performance as fears of an economic slowdown combined with European sovereign debt concerns weighed on performance. During the second half of the reporting period, however, credit benefited from the reach for yield as well as an improving economic picture, particularly in consumer spending and manufacturing.

What areas of investment detracted from Fund performance?

The worst-performing sectors of the BARCAP U.S. Aggregate Bond Index during the reporting period were U.S. Agencies, with a return of 4.36%; mortgage-backed securities (MBS), with 5.37%; and asset-backed securities (ABS), with 5.85%. These subsectors suffered when investors sought to add yield as economic data improved.

What is your outlook for the near term?

In an economic environment of low domestic inflation and slow to moderate growth (depending on the efficacy of government policies), we continue to find some value in higher-quality spread sectors, such as in selected ABS, CMBS and certain segments of the high-yield universe. We favor the front-end segment of the yield curves (plotted graph lines of the yields [or interest rates] on long-term and short-term maturity bonds) for these assets. In 2011, we could see some of the excess cash on corporate balance sheets redeployed to dividend payouts, which would potentially increase the attraction for investors. In addition, we think that the stronger-than-anticipated growth seen during the fourth quarter of 2010 on top of monetary stimulus and fiscal support from the earlier-than-expected extension of the Bush-era tax cuts signaled a transition to sustainable growth in 2011, which should lead to a gradual decrease in the unemployment rate.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Lee Sterne

2010 Annual Report	5

Fund Performance	NVIT Bond Index Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class Y	6.31%	5.90%
1	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on April 20, 2007.

Expense Ratios

Expense Ratio*
Class Y	0.29%
*	Current effective prospectus dated May 1, 2010 (as revised June 30, 2010). Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Bond Index Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Index)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	NVIT Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Bond Index Fund		Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class Y Shares	Actual	1,000.00	1,010.10	1.22	0.24
	Hypothetical[b]	1,000.00	1,024.00	1.22	0.24

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary	NVIT Bond Index Fund

December 31, 2010

Asset Allocation
U.S. Government Mortgage Backed Agencies	32.6%
U.S. Treasury Notes	28.6%
Corporate Bonds	19.8%
U.S. Government Sponsored & Agency Obligations	6.3%
Mutual Fund	4.7%
U.S. Treasury Bonds	4.7%
Commercial Mortgage Backed Securities	3.0%
Sovereign Bonds	2.4%
Municipal Bonds	0.8%
Yankee Dollars	0.7%
Repurchase Agreement	0.5%
Asset-Backed Securities	0.2%
Liabilities in excess of other assets	(4.3%)

100.0%

Top Industries †
Diversified Financial Services	3.6%
Oil, Gas & Consumable Fuels	1.6%
Commercial Banks	1.5%
Electric Utilities	1.3%
Diversified Telecommunication Services	1.2%
Media	1.1%
Capital Markets	1.0%
Pharmaceuticals	0.9%
Insurance	0.8%
Food & Staples Retailing	0.5%
Other Industries *	86.5%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	4.5%
U.S. Treasury Note, 1.38%, 09/15/12	1.6%
U.S. Treasury Note, 3.63%, 08/15/19	1.6%
U.S. Treasury Note, 3.50%, 05/15/20	1.5%
U.S. Treasury Note, 2.25%, 11/30/17	1.4%
Freddie Mac Gold Pool, 5.00%, 02/01/40	1.4%
Freddie Mac Gold Pool, 5.50%, 05/01/39	1.3%
U.S. Treasury Bond, 6.25%, 08/15/23	1.3%
Ginnie Mae I Pool, 4.50%, 03/15/39	1.2%
Fannie Mae Pool, 5.00%, 05/01/33	1.1%
Other Holdings *	83.1%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

NVIT Bond Index Fund

Asset-Backed Securities 0.2%

	Principal Amount	Market Value

Automobile 0.1%
Ford Credit Auto Owner Trust, Series 2009-E, Class A3, 1.51%, 01/15/14	$749,000	$754,695

Credit Card 0.1%
Citibank Credit Card Issuance Trust Series 2006-A3, Class A3, 5.30%, 03/15/18	1,175,000	1,316,649
Series 2008-C6, Class C6, 6.30%, 06/20/14	200,000	211,566

		1,528,215

Other 0.0%†
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A6, 6.62%, 03/01/16	250,000	290,084

Total Asset-Backed Securities (cost $2,621,997)		2,572,994

Commercial Mortgage Backed Securities 3.0%
Banc of America Commercial Mortgage, Inc. Series 2005-3, Class AM, 4.73%, 07/10/43	1,200,000	1,178,479
Series 2006-6, Class A4, 5.36%, 10/10/45	4,070,000	4,253,349
Series 2007-1, Class A4, 5.45%, 01/15/49	2,295,000	2,394,191
Series 2007-4, Class A4, 5.74%, 02/10/51(a)	1,500,000	1,597,774
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75%, 06/11/41	1,991,000	1,896,535
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 6.18%, 12/10/49(a)	3,271,583	3,516,624
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4 4.98%, 05/10/43(a)	5,820,000	6,188,801
CW Capital Cobalt Ltd., Series 2007-C3, Class A4 5.82%, 05/15/46(a)	2,080,000	2,146,834
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5 5.28%, 08/10/38(a)	3,067,000	3,251,243
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4, Class AM, 5.00%, 10/15/42(a)	2,224,000	2,255,264
Series 2006-LDP7, Class A4, 5.87%, 04/15/45(a)	3,339,000	3,651,560

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Series 2007-CB18, Class AM, 5.47%, 06/12/47(a)	$420,000	$413,299
Series 2007-LD12, Class A2, 5.83%, 02/15/51	2,200,000	2,286,356
LB-UBS Commercial Mortgage Trust Series 2003-C8, Class A4, 5.12%, 11/15/32(a)	3,109,000	3,322,479
Series 2007-C1, Class A2, 5.32%, 02/15/40	2,140,000	2,194,365
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 5.69%, 04/15/49(a)	2,080,000	2,155,700
Wachovia Bank Commercial Mortgage Trust Series 2002-C1, Class C, 6.55%, 04/15/34	1,711,000	1,791,949
Series 2005-C20, Class APB, 5.09%, 07/15/42(a)	1,894,841	1,998,383
Series 2006-C25, Class A5, 5.74%, 05/15/43(a)	800,000	865,080
Series 2007-C33, Class A4, 5.90%, 02/15/51(a)	1,945,000	2,018,667

Total Commercial Mortgage Backed Securities (cost $42,389,412)		49,376,932

Corporate Bonds 19.8%
Aerospace & Defense 0.5%
Boeing Co. (The), 4.88%, 02/15/20	1,100,000	1,184,139
General Dynamics Corp., 4.25%, 05/15/13	250,000	268,698
Goodrich Corp. 6.29%, 07/01/16	354,000	406,427
6.80%, 07/01/36	185,000	207,070
Honeywell International, Inc. 5.40%, 03/15/16	705,000	798,072
5.30%, 03/01/18	840,000	934,771
L-3 Communications Corp., 5.20%, 10/15/19	500,000	508,311
Lockheed Martin Corp., 5.72%, 06/01/40(b)	215,000	224,418
Lockheed Martin Corp., Series B, 6.15%, 09/01/36	354,000	383,864
McDonnell Douglas Corp., 9.75%, 04/01/12	600,000	661,993
Northrop Grumman Corp., 3.50%, 03/15/21	500,000	465,447
Raytheon Co. 6.40%, 12/15/18	206,000	240,966
3.13%, 10/15/20	250,000	230,522
7.00%, 11/01/28	133,000	162,396
Rockwell Collins, Inc., 4.75%, 12/01/13	295,000	318,087

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Aerospace & Defense (continued)
United Technologies Corp. 4.88%, 05/01/15	$545,000	$603,320
6.13%, 07/15/38	400,000	460,586

		8,059,087

Air Freight & Logistics 0.1%
United Parcel Service of America, Inc. 8.38%, 04/01/20	118,000	156,368
8.38%, 04/01/30(c)	177,000	227,073
United Parcel Service, Inc. 3.13%, 01/15/21	500,000	464,499
6.20%, 01/15/38	295,000	346,178

		1,194,118

Airlines 0.1%
Southwest Airlines Co., 5.13%, 03/01/17	147,000	147,545
United Air Lines, Inc., 9.75%, 01/15/17	475,863	547,242

		694,787

Auto Components 0.0%†
Johnson Controls, Inc., 4.88%, 09/15/13	177,000	190,190

Automobile 0.1%
Daimler Finance North America LLC 7.30%, 01/15/12	389,000	413,306
6.50%, 11/15/13	487,000	551,318

		964,624

Beverages 0.3%
Anheuser-Busch Cos., Inc. 4.38%, 01/15/13	29,000	30,578
5.00%, 03/01/19	236,000	249,910
5.75%, 04/01/36	324,000	337,212
6.00%, 11/01/41	147,000	156,021
Bottling Group LLC, 4.63%, 11/15/12	413,000	441,441
Coca-Cola Co. (The), 3.15%, 11/15/20	450,000	422,230
Coca-Cola Enterprises, Inc. 8.50%, 02/01/12	354,000	383,102
7.38%, 03/03/14	480,000	559,552
Diageo Finance BV, 5.30%, 10/28/15	649,000	722,111
Pepsi Bottling Group, Inc., Series B, 7.00%, 03/01/29	206,000	253,357
PepsiAmericas, Inc., 4.88%, 01/15/15	442,000	486,743
PepsiCo, Inc. 7.90%, 11/01/18	700,000	900,629
3.13%, 11/01/20	300,000	281,950

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
5.50%, 01/15/40	$250,000	$264,257

		5,489,093

Biotechnology 0.1%
Amgen, Inc. 3.45%, 10/01/20	600,000	571,703
6.40%, 02/01/39	600,000	690,974
Celgene Corp., 3.95%, 10/15/20	400,000	380,294
Genentech, Inc., 5.25%, 07/15/35	88,000	89,216

		1,732,187

Capital Markets 1.0%
Bank of New York Mellon Corp. (The), 5.13%, 08/27/13	450,000	493,334
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	369,000	405,438
5.30%, 10/30/15	177,000	192,077
4.65%, 07/02/18	354,000	363,550
Credit Suisse Guernsey, 5.86%, 05/15/17(d)	400,000	378,000
Credit Suisse USA, Inc. 6.50%, 01/15/12	354,000	374,000
5.13%, 01/15/14	171,000	186,083
5.85%, 08/16/16	400,000	447,672
7.13%, 07/15/32	555,000	665,163
Goldman Sachs Group, Inc. (The) 6.60%, 01/15/12	103,000	108,919
5.25%, 10/15/13	870,000	941,530
5.13%, 01/15/15	664,000	713,391
5.35%, 01/15/16	1,077,000	1,157,131
5.63%, 01/15/17	1,000,000	1,057,438
6.00%, 06/15/20	1,000,000	1,080,664
6.13%, 02/15/33	1,150,000	1,218,389
6.75%, 10/01/37	500,000	511,198
Jefferies Group, Inc., 6.25%, 01/15/36	177,000	158,556
Mellon Funding Corp., 5.00%, 12/01/14	265,000	286,453
Morgan Stanley 6.60%, 04/01/12	501,000	533,799
5.30%, 03/01/13	664,000	707,570
4.75%, 04/01/14	590,000	604,176
3.45%, 11/02/15	450,000	438,730
5.45%, 01/09/17	1,325,000	1,374,046
7.30%, 05/13/19	700,000	787,947
5.63%, 09/23/19	1,000,000	1,019,683
7.25%, 04/01/32	324,000	370,945
UBS Preferred Funding Trust V, Series 1, 6.24%, 05/15/16(d)	275,000	264,000

		16,839,882

10	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals 0.3%
Albemarle Corp., 5.10%, 02/01/15	$118,000	$126,116
Cytec Industries, Inc., 6.00%, 10/01/15	162,000	177,451
Dow Chemical Co. (The) 6.00%, 10/01/12	590,000	635,624
8.55%, 05/15/19	585,000	733,150
9.40%, 05/15/39	260,000	377,372
E. I. du Pont de Nemours & Co. 5.25%, 12/15/16	885,000	989,885
4.90%, 01/15/41	300,000	292,629
Lubrizol Corp. 5.50%, 10/01/14	354,000	387,451
6.50%, 10/01/34	147,000	151,497
Praxair, Inc., 3.95%, 06/01/13	177,000	188,136

		4,059,311

Commercial Banks 1.6%
BAC Capital Trust XI, 6.63%, 05/23/36	200,000	190,068
Bank of America NA 6.00%, 06/15/16	295,000	309,776
5.30%, 03/15/17	200,000	202,687
Bank of Nova Scotia, 2.05%, 10/07/15	500,000	487,742
Bank One Corp. 5.25%, 01/30/13	147,000	156,999
8.00%, 04/29/27	290,000	357,029
Barclays Bank PLC 5.20%, 07/10/14	550,000	594,045
5.13%, 01/08/20	800,000	817,006
5.14%, 10/14/20	500,000	449,874
BB&T Corp., 4.75%, 10/01/12	236,000	249,003
Charter One Bank NA, Series AI, 6.38%, 05/15/12	700,000	734,501
Comerica, Inc., 4.80%, 05/01/15	177,000	181,921
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 2.13%, 10/13/15	250,000	241,776
Credit Suisse New York, 4.38%, 08/05/20	1,800,000	1,767,238
Discover Bank, 7.00%, 04/15/20	400,000	430,017
Eksportfinans ASA, 5.50%, 05/25/16	383,000	431,095
Export-Import Bank of Korea, 4.00%, 01/29/21	600,000	560,513
HSBC Bank USA NA 4.63%, 04/01/14	590,000	615,163
5.63%, 08/15/35	250,000	237,390

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
HSBC Holdings PLC 6.50%, 05/02/36	$400,000	$417,632
6.50%, 09/15/37	600,000	628,344
JPMorgan Chase Bank NA 5.88%, 06/13/16	442,000	483,419
6.00%, 07/05/17	2,210,000	2,396,977
6.00%, 10/01/17	1,000,000	1,108,562
KeyBank NA 5.70%, 08/15/12	265,000	280,277
5.80%, 07/01/14	147,000	157,512
6.95%, 02/01/28	225,000	228,987
Korea Development Bank 5.75%, 09/10/13	118,000	127,885
3.25%, 03/09/16(e)	700,000	680,717
Marshall & Ilsley Bank, 5.25%, 09/04/12	162,000	166,947
National City Bank, 6.20%, 12/15/11	300,000	314,485
National City Corp., 4.90%, 01/15/15	354,000	379,147
PNC Funding Corp. 5.25%, 11/15/15	354,000	378,849
5.13%, 02/08/20	500,000	521,146
Royal Bank of Scotland PLC (The) 3.95%, 09/21/15	200,000	196,606
5.63%, 08/24/20	250,000	248,550
Royal Bank of Scotland PLC (The), Series 2, 3.40%, 08/23/13	200,000	202,031
UBS AG 5.88%, 07/15/16	1,121,000	1,206,285
5.88%, 12/20/17	350,000	384,939
UnionBanCal Corp., 5.25%, 12/16/13	206,000	222,127
US Bancorp, 1.38%, 09/13/13	600,000	599,709
US Bank NA 4.95%, 10/30/14	265,000	288,802
4.80%, 04/15/15	133,000	143,419
Wachovia Bank NA 5.60%, 03/15/16	708,000	770,373
6.60%, 01/15/38	1,000,000	1,101,074
Wachovia Corp., 4.88%, 02/15/14	183,000	192,714
Wells Fargo & Co. 5.13%, 09/15/16	206,000	219,790
5.63%, 12/11/17	500,000	553,592
5.38%, 02/07/35	457,000	464,670
Wells Fargo Capital X, 5.95%, 12/15/36	275,000	265,448
Wells Fargo Capital XIII, 7.70%, 03/26/13(d)	475,000	491,031

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Westpac Banking Corp. 2.10%, 08/02/13	$250,000	$252,539
4.20%, 02/27/15	500,000	524,777

		25,613,205

Commercial Services & Supplies 0.2%
Block Financial LLC, 7.88%, 01/15/13(e)	100,000	104,835
Pitney Bowes, Inc. 4.75%, 01/15/16	295,000	303,952
4.75%, 05/15/18	88,000	87,309
Republic Services, Inc., 5.25%, 11/15/21	800,000	843,106
RR Donnelley & Sons Co. 4.95%, 04/01/14	118,000	120,896
6.13%, 01/15/17	700,000	715,565
Science Applications International Corp., 5.50%, 07/01/33	177,000	170,374
Waste Management, Inc. 6.38%, 11/15/12	206,000	224,650
6.38%, 03/11/15	500,000	569,185
7.00%, 07/15/28	162,000	186,519

		3,326,391

Communications Equipment 0.1%
Cisco Systems, Inc. 5.50%, 02/22/16	425,000	484,973
4.95%, 02/15/19	200,000	217,953
5.90%, 02/15/39	500,000	553,753
Motorola, Inc., 7.50%, 05/15/25	206,000	223,992

		1,480,671

Computers & Peripherals 0.1%
Dell, Inc., 7.10%, 04/15/28	206,000	230,851
Hewlett-Packard Co. 6.50%, 07/01/12	292,000	316,084
5.50%, 03/01/18	800,000	901,382
3.75%, 12/01/20	500,000	489,047

		1,937,364

Construction Materials 0.1%
CRH America, Inc., 6.00%, 09/30/16	885,000	944,346
Lafarge SA, 6.50%, 07/15/16	265,000	282,264

		1,226,610

Consumer Finance 0.5%
American Express Co. 4.88%, 07/15/13	1,348,000	1,441,018

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
8.13%, 05/20/19	$845,000	$1,051,358
6.80%, 09/01/66(a)	290,000	287,100
Capital One Bank USA NA, 5.13%, 02/15/14	765,000	811,820
Capital One Capital III, 7.69%, 08/15/36	250,000	250,000
Capital One Financial Corp., 5.25%, 02/21/17	304,000	316,584
Caterpillar Financial Services Corp. 6.13%, 02/17/14	1,400,000	1,573,933
5.50%, 03/15/16	295,000	332,516
HSBC Finance Corp. 7.00%, 05/15/12	811,000	870,158
6.68%, 01/15/21(b)(e)	295,108	298,142
SLM Corp., 8.45%, 06/15/18	150,000	155,904
SLM Corp., Series A, 5.38%, 05/15/14	1,091,000	1,096,377

		8,484,910

Diversified Financial Services 3.7%
AEP Texas Central Transition Funding LLC, Series A-4, 5.17%, 01/01/18	1,400,000	1,562,351
Associates Corp of North America, 6.95%, 11/01/18	339,000	370,510
AXA Financial, Inc., 7.00%, 04/01/28	133,000	133,874
Bank of America Corp. 2.10%, 04/30/12	2,325,000	2,373,276
4.88%, 09/15/12	289,000	301,755
4.88%, 01/15/13	649,000	676,312
4.75%, 08/01/15	619,000	637,112
5.25%, 12/01/15	737,000	749,419
5.63%, 10/14/16	1,460,000	1,513,734
5.63%, 07/01/20	1,000,000	1,019,492
Bank of America Corp., Series L, 5.65%, 05/01/18	3,700,000	3,780,556
BP Capital Markets America, Inc., 4.20%, 06/15/18	147,000	143,323
BP Capital Markets PLC 3.88%, 03/10/15(e)	900,000	928,341
4.50%, 10/01/20	200,000	199,518
Capital One Capital IV, 6.75%, 02/17/37(a)	185,000	182,687
Citigroup Funding, Inc., 2.25%, 12/10/12	6,485,000	6,670,555
Citigroup, Inc. 6.00%, 02/21/12	147,000	154,199
5.25%, 02/27/12	1,750,000	1,824,072
5.63%, 08/27/12	295,000	309,559

12	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
5.50%, 10/15/14	$2,100,000	$2,262,639
5.30%, 01/07/16	1,979,000	2,101,292
5.85%, 08/02/16	413,000	443,239
5.38%, 08/09/20	250,000	259,752
6.63%, 06/15/32	333,000	333,237
5.88%, 02/22/33	118,000	109,694
5.85%, 12/11/34	525,000	512,505
5.88%, 05/29/37	250,000	244,572
ConocoPhillips Australia Funding Co., 5.50%, 04/15/13	324,000	355,271
Deutsche Bank AG, 4.88%, 05/20/13	1,250,000	1,340,286
Deutsche Bank Financial LLC, 5.38%, 03/02/15	177,000	189,939
EnCana Holdings Finance Corp., 5.80%, 05/01/14	634,000	706,045
General Electric Capital Corp. 1.88%, 09/16/13	1,300,000	1,300,696
4.88%, 03/04/15	619,000	660,527
5.00%, 01/08/16	295,000	314,883
5.40%, 02/15/17	585,000	626,204
5.63%, 09/15/17	2,000,000	2,193,000
6.15%, 08/07/37	1,200,000	1,264,909
6.38%, 11/15/67(a)	925,000	915,750
General Electric Capital Corp. Series A, 5.88%, 02/15/12	59,000	62,064
Series A, 6.00%, 06/15/12	263,000	281,149
Series A, 6.75%, 03/15/32	1,128,000	1,277,029
Goldman Sachs Capital I, 6.35%, 02/15/34	250,000	238,212
Goldman Sachs Capital II, 5.79%, 06/01/12(d)	575,000	487,313

JPMorgan Chase & Co. 6.63%, 03/15/12	643,000	683,512
2.13%, 12/26/12(e)	3,225,000	3,313,823
3.70%, 01/20/15	805,000	833,085
4.75%, 03/01/15	254,000	271,208
5.15%, 10/01/15	501,000	529,867
4.25%, 10/15/20	350,000	341,827
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37	750,000	773,318
Kreditanstalt fuer Wiederaufbau 1.38%, 07/15/13	1,100,000	1,108,481
3.50%, 03/10/14	2,915,000	3,101,455
4.13%, 10/15/14	708,000	769,805
4.38%, 07/21/15	2,145,000	2,352,413
4.38%, 03/15/18	600,000	649,372
2.75%, 09/08/20	400,000	371,703

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Landwirtschaftliche Rentenbank, 5.13%, 02/01/17	$750,000	$842,726
National Rural Utilities Cooperative Finance Corp. 4.75%, 03/01/14	324,000	350,271
5.45%, 04/10/17	850,000	937,282
National Rural Utilities Cooperative Finance Corp., Series C, 8.00%, 03/01/32	159,000	201,276
Oesterreichische Kontrollbank AG 4.50%, 03/09/15	236,000	257,241
4.88%, 02/16/16	350,000	386,811
UFJ Finance Aruba AEC, 6.75%, 07/15/13	354,000	394,747

		60,481,075

Diversified Telecommunication Services 1.3%
Ameritech Capital Funding Corp., 6.45%, 01/15/18	88,000	99,039
AT&T, Inc. 5.88%, 08/15/12	425,000	457,897
4.95%, 01/15/13	1,500,000	1,607,807
5.10%, 09/15/14	1,003,000	1,097,379
5.63%, 06/15/16	295,000	330,776
6.15%, 09/15/34	1,161,000	1,199,024
6.55%, 02/15/39	410,000	446,266
5.35%, 09/01/40(b)	395,000	371,484
BellSouth Corp. 5 .20%, 09/15/14	501,000	546,934
6.55%, 06/15/34	177,000	186,152
British Telecommunications PLC, 5.95%, 01/15/18	750,000	820,890
Corning, Inc., 4.25%, 08/15/20	250,000	246,884
Deutsche Telekom International Finance BV 5.25%, 07/22/13	737,000	798,198
5.75%, 03/23/16	697,000	780,630
8.75%, 06/15/30	369,000	495,917
Embarq Corp. 7.08%, 06/01/16	133,000	147,086
8.00%, 06/01/36	550,000	600,533
France Telecom SA, 8.50%, 03/01/31	407,000	553,288
GTE Corp. 6.84%, 04/15/18	206,000	233,525
6.94%, 04/15/28	147,000	165,963
Qwest Corp., 8.38%, 05/01/16	1,225,000	1,451,625

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Telecom Italia Capital SA 4.95%, 09/30/14	$295,000	$302,240
5.25%, 10/01/15	940,000	962,427
6.00%, 09/30/34	230,000	190,859
Telefonica Emisiones SAU, 6.42%, 06/20/16	1,770,000	1,934,596
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	236,000	255,661
Verizon Communications, Inc. 4.90%, 09/15/15	590,000	647,913
8.75%, 11/01/18	550,000	718,199
6.35%, 04/01/19	200,000	230,831
5.85%, 09/15/35	118,000	122,054
Verizon Global Funding Corp. 6.88%, 06/15/12	295,000	319,710
7.38%, 09/01/12	522,000	576,329
4.38%, 06/01/13	369,000	394,467
7.75%, 12/01/30	1,190,000	1,476,263

		20,768,846

Electric Utilities 1.3%
Alabama Power Co., 5.70%, 02/15/33	574,000	600,515
Ameren Energy Generating Co., Series F, 7.95%, 06/01/32(e)	105,000	101,326
American Electric Power Co., Inc., 5.25%, 06/01/15	192,000	210,688
Appalachian Power Co., Series L, 5.80%, 10/01/35	206,000	205,952
Arizona Public Service Co., 5.50%, 09/01/35	215,000	201,209
Baltimore Gas & Electric Co., 5.90%, 10/01/16	1,135,000	1,275,386
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	400,000	411,460
Commonwealth Edison Co., Series 98, 6.15%, 03/15/12	118,000	125,315
Consolidated Edison Co. of New York, Inc., Series 02-B, 4.88%, 02/01/13	124,000	132,783
Series 05-C, 5.38%, 12/15/15	177,000	198,941
Series 08-A, 5.85%, 04/01/18	1,000,000	1,148,861
Series 03-A, 5.88%, 04/01/33	118,000	123,301

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Duke Energy Carolinas LLC, 6.25%, 01/15/12	$1,650,000	$1,741,890
Duke Energy Corp., 5.05%, 09/15/19	1,200,000	1,271,518
Duke Energy Indiana, Inc., 3.75%, 07/15/20	200,000	195,248
Duke Energy Ohio, Inc., 5.70%, 09/15/12	41,000	44,144
Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33	74,000	70,299
Edison International, 3.75%, 09/15/17	500,000	496,470
Entergy Corp., 5.13%, 09/15/20	400,000	394,625
Entergy Mississippi, Inc., 5.15%, 02/01/13	289,000	305,600
Exelon Corp. 4.90%, 06/15/15	413,000	440,436
5.63%, 06/15/35	836,000	795,930
FirstEnergy Corp., Series C, 7.38%, 11/15/31	663,000	698,910
Florida Power & Light Co. 4.85%, 02/01/13	147,000	157,337
5.85%, 02/01/33	100,000	107,088
5.95%, 10/01/33	77,000	84,089
5.40%, 09/01/35	130,000	132,651
5.65%, 02/01/37	450,000	475,321
Florida Power Corp., 5.90%, 03/01/33	318,000	332,022
Georgia Power Co., Series K, 5.13%, 11/15/12	106,000	113,902
LG&E and KU Energy LLC, 3.75%, 11/15/20(b)	700,000	666,421
Metropolitan Edison Co., 4.88%, 04/01/14	236,000	247,459
MidAmerican Energy Co., 5.80%, 10/15/36	550,000	580,293
MidAmerican Energy Holdings Co., 5.88%, 10/01/12	1,334,000	1,439,337
Ohio Power Co., Series G, 6.60%, 02/15/33	236,000	262,458
Oncor Electric Delivery Co. LLC 6.38%, 05/01/12	552,000	587,703
6.38%, 01/15/15	692,000	784,729

14	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Pacific Gas & Electric Co. 4.80%, 03/01/14	$472,000	$507,242
6.25%, 03/01/39	600,000	672,288
PacifiCorp, 5.25%, 06/15/35	177,000	176,970
Progress Energy, Inc., 7.75%, 03/01/31	236,000	295,122
PSEG Power LLC 6.95%, 06/01/12	74,000	79,784
5.50%, 12/01/15	413,000	453,219
Public Service Co. of Colorado, Series 15, 5.50%, 04/01/14	251,000	278,152
Public Service Electric & Gas Co., Series B, 5.13%, 09/01/12	195,000	207,945
Puget Sound Energy, Inc., 5.48%, 06/01/35	147,000	144,699
Scottish Power Ltd., 5.81%, 03/15/25	118,000	118,635
Southern California Edison Co., 6.00%, 01/15/34	177,000	194,590
Southern California Edison Co., Series 05-B, 5.55%, 01/15/36	436,000	454,034
Southern Co., 2.38%, 09/15/15	300,000	295,318
Southern Power Co., Series B, 6.25%, 07/15/12	251,000	269,860
Virginia Electric and Power Co., Series A, 5.40%, 01/15/16	147,000	165,314
Westar Energy, Inc., 6.00%, 07/01/14	265,000	295,043
Wisconsin Electric Power Co., 5.63%, 05/15/33	59,000	61,089

		21,830,921

Electrical Equipment 0.0%†
Emerson Electric Co., 6.00%, 08/15/32	83,000	91,667

Electronic Equipment & Instruments 0.0%†
Ingram Micro, Inc., 5.25%, 09/01/17	100,000	101,199

Energy Equipment & Services 0.1%
Anadarko Finance Co., Series B, 7.50%, 05/01/31	298,000	329,513

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services (continued)
EOG Resources, Inc. 5.63%, 06/01/19	$130,000	$143,552
4.10%, 02/01/21	400,000	393,409

Halliburton Co., 6.70%, 09/15/38	400,000	469,720
Nabors Industries, Inc. 5.38%, 08/15/12	41,000	43,286
5.00%, 09/15/20(b)	500,000	485,022
Transocean, Inc., 7.50%, 04/15/31	177,000	189,664
Weatherford International Ltd., 9.63%, 03/01/19	200,000	256,638

		2,310,804

Food & Staples Retailing 0.5%
Costco Wholesale Corp., 5.50%, 03/15/17	850,000	968,436
CVS Caremark Corp., 6.25%, 06/01/27	795,000	874,268
Kroger Co. (The) 6.20%, 06/15/12	236,000	253,123
7.50%, 04/01/31	257,000	310,696
5.40%, 07/15/40	500,000	473,907
Safeway, Inc. 5.80%, 08/15/12	206,000	221,702
5.63%, 08/15/14	177,000	194,953
5.00%, 08/15/19	200,000	205,733
3.95%, 08/15/20	100,000	94,695
Sysco Corp., 5.38%, 09/21/35	106,000	109,195
Wal-Mart Stores, Inc. 5.00%, 04/05/12(e)	1,800,000	1,891,382
3.20%, 05/15/14	900,000	941,338
3.63%, 07/08/20	500,000	486,592
3.25%, 10/25/20	500,000	469,923
7.55%, 02/15/30	118,000	152,169
5.25%, 09/01/35	708,000	712,494
5.00%, 10/25/40	250,000	242,816

		8,603,422

Food Products 0.3%
Archer-Daniels-Midland Co. 5.94%, 10/01/32	345,000	370,717
5.38%, 09/15/35	147,000	148,496
Bunge Ltd. Finance Corp., 5.10%, 07/15/15	88,000	90,771
Cadbury Schweppes US Finance LLC, 5.13%, 10/01/13(b)	177,000	191,820
Campbell Soup Co., 4.88%, 10/01/13	236,000	259,368
ConAgra Foods, Inc., 7.00%, 10/01/28	221,000	247,745

2010 Annual Report	15

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products (continued)
General Mills, Inc., 6.00%, 02/15/12	$267,000	$281,530

H.J. Heinz Finance Co. 6.00%, 03/15/12	350,000	369,688
6.75%, 03/15/32	88,000	96,407
Kellogg Co., 4.00%, 12/15/20	500,000	493,127
Kellogg Co., Series B, 7.45%, 04/01/31	147,000	184,225
Kraft Foods, Inc. 5.63%, 11/01/11	61,000	63,372
6.00%, 02/11/13	550,000	602,281
6.50%, 11/01/31	189,000	210,234
7.00%, 08/11/37	910,000	1,065,344
Sara Lee Corp., 2.75%, 09/15/15	250,000	247,575
Unilever Capital Corp., 5.90%, 11/15/32	206,000	230,439

		5,153,139

Gas Utilities 0.1%
AGL Capital Corp., 4.45%, 04/15/13	177,000	186,483
Atmos Energy Corp. 5.13%, 01/15/13	133,000	140,959
4.95%, 10/15/14	265,000	283,990
Energy Transfer Partners LP, 5.95%, 02/01/15	250,000	274,230
Southern California Gas Co., 4.80%, 10/01/12	383,000	408,241
Southern Natural Gas Co., 5.90%, 04/01/17(b)	250,000	268,091
Williams Partners LP, 5.25%, 03/15/20	500,000	518,300

		2,080,294

Health Care Equipment & Supplies 0.1%
Baxter International, Inc. 4.63%, 03/15/15	77,000	83,855
5.38%, 06/01/18	400,000	447,854
Covidien International Finance SA, 6.00%, 10/15/17	400,000	454,603

		986,312

Health Care Providers & Services 0.3%
Aetna, Inc. 6.00%, 06/15/16	550,000	627,198
6.63%, 06/15/36	250,000	274,794
Medco Health Solutions, Inc. 7.13%, 03/15/18	200,000	234,699
4.13%, 09/15/20	300,000	290,079

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Medtronic, Inc., 4.45%, 03/15/20	$800,000	$830,541
Quest Diagnostics, Inc., 5.45%, 11/01/15	324,000	348,653
UnitedHealth Group, Inc. 5.38%, 03/15/16	295,000	324,862
5.80%, 03/15/36	708,000	718,289
WellPoint, Inc. 5.00%, 12/15/14	1,036,000	1,124,007
5.25%, 01/15/16	324,000	356,248
5.95%, 12/15/34	118,000	121,354

		5,250,724

Hotels, Restaurants & Leisure 0.1%
McDonald’s Corp. 5.35%, 03/01/18	360,000	403,924
4.88%, 07/15/40	600,000	583,970
Yum! Brands, Inc., 6.88%, 11/15/37	600,000	680,946

		1,668,840

Household Durables 0.1%
Black & Decker Corp., 4.75%, 11/01/14	230,000	247,540
Fortune Brands, Inc., 5.38%, 01/15/16	265,000	274,048
MDC Holdings, Inc., 5.50%, 05/15/13	147,000	154,098
Toll Brothers Finance Corp., 6.88%, 11/15/12	7,000	7,415

		683,101

Household Products 0.2%
Kimberly-Clark Corp. 5.63%, 02/15/12	295,000	310,546
4.88%, 08/15/15(e)	800,000	886,611
6.63%, 08/01/37	630,000	756,411
Procter & Gamble Co. (The) 1.80%, 11/15/15	250,000	245,090
4.85%, 12/15/15	177,000	197,389
5.80%, 08/15/34	545,000	601,772

		2,997,819

Industrial Conglomerates 0.2%
3M Co., 5.70%, 03/15/37	415,000	453,784
General Electric Co., 5.00%, 02/01/13	929,000	993,076
Tyco Electronics Group SA, 6.55%, 10/01/17	400,000	454,566

16	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates (continued)
Tyco International Finance SA, 4.13%, 10/15/14	$800,000	$848,312

		2,749,738

Information Technology Services 0.1%
International Business Machines Corp. 4.75%, 11/29/12	516,000	553,968
1.00%, 08/05/13	600,000	597,809
5.88%, 11/29/32	983,000	1,107,927

		2,259,704

Insurance 0.9%
ACE INA Holdings, Inc., 5.88%, 06/15/14	560,000	627,894
Aflac, Inc., 6.45%, 08/15/40	200,000	204,836
AIG Life Holdings US, Inc., 7.50%, 07/15/25	147,000	156,188
Allstate Corp. (The) 6.13%, 02/15/12	254,000	267,576
6.13%, 12/15/32	118,000	126,562
5.55%, 05/09/35	88,000	88,969
5.95%, 04/01/36	118,000	123,902
6.13%, 05/15/37(a)	195,000	194,513
6.50%, 05/15/57(a)	195,000	195,487
American International Group, Inc. 5.05%, 10/01/15	147,000	150,904
5.60%, 10/18/16	585,000	602,665
5.85%, 01/16/18	400,000	412,457
AON Corp., 5.00%, 09/30/20	500,000	504,651
Berkshire Hathaway Finance Corp. 4.75%, 05/15/12	1,090,000	1,147,767
4.85%, 01/15/15	1,504,000	1,644,770
Chubb Corp. 6.00%, 05/11/37	315,000	341,376
6.38%, 03/29/67(a)	400,000	417,000
Genworth Financial, Inc. 5.75%, 06/15/14	88,000	91,212
6.50%, 06/15/34	206,000	188,377
Hartford Financial Services Group, Inc., 6.10%, 10/01/41	309,000	291,828
Lincoln National Corp., 6.15%, 04/07/36	440,000	434,396
Marsh & McLennan Cos., Inc., 5.75%, 09/15/15	43,000	46,282
MetLife, Inc. 6.13%, 12/01/11	640,000	671,242
5.50%, 06/15/14	265,000	288,945
5.70%, 06/15/35	659,000	672,678
6.40%, 12/15/36	500,000	470,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Nationwide Financial Services, Inc., 6.75%, 05/15/37(f)	$105,000	$96,732
Progressive Corp. (The), 6.25%, 12/01/32	162,000	175,467
Prudential Financial, Inc. 5.10%, 12/14/11	740,000	764,714
6.63%, 06/21/40	500,000	557,904
Prudential Financial, Inc. Series B, 5.10%, 09/20/14	295,000	316,879
Series B, 5.75%, 07/15/33	147,000	143,375
Travelers Cos., Inc. (The), 5.75%, 12/15/17	585,000	650,435
Travelers Property Casualty Corp., 6.38%, 03/15/33	192,000	214,155
Willis North America, Inc., 5.63%, 07/15/15	177,000	185,989
XL Group PLC, 5.25%, 09/15/14	779,000	802,680

		14,270,807

Internet & Catalog Retail 0.0%†
eBay, Inc. 0.88%, 10/15/13(e)	250,000	247,502
3.25%, 10/15/20	200,000	186,034

		433,536

Machinery 0.1%
Caterpillar, Inc. 7.30%, 05/01/31	100,000	126,438
6.05%, 08/15/36	177,000	200,055
Deere & Co., 8.10%, 05/15/30	500,000	673,330
Dover Corp., 4.88%, 10/15/15	224,000	245,365
Stanley Black & Decker, Inc., 4.90%, 11/01/12	133,000	140,645

		1,385,833

Media 1.1%
CBS Corp. 5.63%, 08/15/12	31,000	32,879
8.88%, 05/15/19	50,000	62,904
7.88%, 07/30/30	80,000	94,455
5.50%, 05/15/33	118,000	108,469
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	118,000	163,263
Comcast Cable Holdings LLC, 9.80%, 02/01/12	307,000	334,149

2010 Annual Report	17

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Comcast Corp. 5.90%, 03/15/16	$413,000	$462,366
6.50%, 01/15/17	1,013,000	1,167,758
5.70%, 07/01/19	500,000	546,629
7.05%, 03/15/33	295,000	337,004
6.50%, 11/15/35	100,000	107,477
6.95%, 08/15/37	295,000	333,665
COX Communications, Inc. 5.45%, 12/15/14	354,000	389,710
5.50%, 10/01/15	383,000	421,408
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.55%, 03/15/15	500,000	507,962
3.13%, 02/15/16	250,000	246,666
4.60%, 02/15/21	1,000,000	986,993
Discovery Communications LLC, 5.05%, 06/01/20 (e)	500,000	528,732
Historic TW, Inc., 6.88%, 06/15/18	176,000	206,157
NBC Universal, Inc. 4.38%, 04/01/21 (b)	800,000	776,486
5.95%, 04/01/41 (b)	200,000	199,979
News America Holdings, Inc. 9.25%, 02/01/13	118,000	135,994
8.00%, 10/17/16	118,000	145,142
News America, Inc. 5.30%, 12/15/14	367,000	405,547
7.28%, 06/30/28	77,000	86,817
6.55%, 03/15/33	300,000	318,936
6.20%, 12/15/34	245,000	257,247
Omnicom Group, Inc. 5.90%, 04/15/16	177,000	197,263
4.45%, 08/15/20	150,000	146,779
Time Warner Cable, Inc. 6.20%, 07/01/13	750,000	832,974
6.75%, 07/01/18	585,000	681,922
8.25%, 04/01/19	1,700,000	2,111,694
6.75%, 06/15/39	900,000	994,027
Time Warner, Inc. 7.63%, 04/15/31	777,000	944,586
7.70%, 05/01/32	932,000	1,137,684
Viacom, Inc. 6.25%, 04/30/16	649,000	738,581
6.88%, 04/30/36	324,000	371,742
Walt Disney Co. (The) Series B, 6.38%, 03/01/12	139,000	148,034
6.20%, 06/20/14	413,000	471,774

		18,141,854

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 0.3%
Alcoa, Inc. 5.38%, 01/15/13	$100,000	$106,597
5.87%, 02/23/22	625,000	620,920
ArcelorMittal, 6.13%, 06/01/18	1,510,000	1,608,885
Barrick Gold Finance Co., 4.88%, 11/15/14 (e)	230,000	252,759
BHP Billiton Finance USA Ltd. 4.80%, 04/15/13	236,000	255,715
5.25%, 12/15/15	285,000	316,517
Newmont Mining Corp., 5.88%, 04/01/35	236,000	246,776
Placer Dome, Inc., 6.38%, 03/01/33	139,000	149,774
Rio Tinto Alcan, Inc. 5.00%, 06/01/15	295,000	321,316
5.75%, 06/01/35	206,000	208,971
Rio Tinto Finance USA Ltd., 3.50%, 11/02/20	200,000	189,854
Vale Overseas Ltd., 6.88%, 11/21/36	944,000	1,038,383

		5,316,467

Multi-Utilities 0.2%
Dominion Resources, Inc. 5.70%, 09/17/12	162,000	174,319
5.20%, 08/15/19	200,000	216,527
Dominion Resources, Inc., Series B, 5.95%, 06/15/35	251,000	266,741
Series E, 6.30%, 03/15/33	10,000	10,814
DTE Energy Co., 6.35%, 06/01/16	913,000	1,026,663
SCANA Corp., 6.25%, 02/01/12	147,000	154,773
Sempra Energy, 6.00%, 10/15/39	720,000	760,754
Xcel Energy, Inc. 5.61%, 04/01/17	248,000	269,122
6.50%, 07/01/36	177,000	197,681

		3,077,394

Multiline Retail 0.1%
Target Corp. 6.00%, 01/15/18	500,000	578,863
7.00%, 07/15/31	174,000	208,020
6.35%, 11/01/32	313,000	350,025

		1,136,908

18	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Office Electronics 0.1%
Xerox Corp. 5.50%, 05/15/12	$500,000	$528,107
6.35%, 05/15/18	250,000	281,811

		809,918

Oil, Gas & Consumable Fuels 1.2%
Anadarko Petroleum Corp. 5.95%, 09/15/16	100,000	107,429
6.38%, 09/15/17	100,000	108,931
6.45%, 09/15/36	531,000	529,613
Apache Corp. 6.25%, 04/15/12	230,000	244,842
7.63%, 07/01/19	59,000	71,700
5.10%, 09/01/40	100,000	97,164
Apache Finance Canada Corp., 4.38%, 05/15/15	487,000	524,889
Baker Hughes, Inc., 5.13%, 09/15/40	200,000	195,356
Boardwalk Pipelines LP, 5.20%, 06/01/18	88,000	90,979
Canadian Natural Resources Ltd., 6.25%, 03/15/38	590,000	651,909
Cenovus Energy, Inc., 5.70%, 10/15/19 (e)	1,020,000	1,156,677
CenterPoint Energy Resources Corp., Series B, 7.88%, 04/01/13	354,000	400,174
Chevron Corp., 3.95%, 03/03/14	585,000	624,523
ConocoPhillips 4.75%, 10/15/12	675,000	722,847
4.60%, 01/15/15	950,000	1,035,445
5.90%, 10/15/32	177,000	194,488
6.50%, 02/01/39	650,000	772,917
Consolidated Natural Gas Co., Series A, 5.00%, 12/01/14	1,069,000	1,162,386
Devon Energy Corp., 7.95%, 04/15/32	350,000	464,730
Enterprise Products Operating LLC, 6.13%, 10/15/39	285,000	296,631
Enterprise Products Operating LLC, Series G, 5.60%, 10/15/14	1,194,000	1,318,541
Hess Corp., 7.30%, 08/15/31	354,000	424,557
Kern River Funding Corp., 4.89%, 04/30/18 (b)	60,650	62,578
Kinder Morgan Energy Partners LP 6.85%, 02/15/20	935,000	1,071,308
5.80%, 03/15/35	206,000	196,217
Marathon Oil Corp., 6.80%, 03/15/32	118,000	135,910

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp., 6.38%, 05/01/12	$59,000	$62,555
NuStar Logistics LP, 4.80%, 09/01/20	200,000	193,971
Occidental Petroleum Corp. 6.75%, 01/15/12	265,000	280,680
7.00%, 11/01/13	500,000	578,112

Pemex Project Funding Master Trust, 6.63%, 06/15/35	1,074,000	1,092,789
Petrobras International Finance Co., 5.75%, 01/20/20	1,425,000	1,478,534
Plains All American Pipeline LP/PAA Finance Corp. 5.63%, 12/15/13	330,000	360,932
3.95%, 09/15/15	200,000	206,656
Shell International Finance BV, 6.38%, 12/15/38	820,000	971,889
Spectra Energy Capital LLC, 6.75%, 02/15/32	327,000	347,137
Statoil ASA, 3.13%, 08/17/17	250,000	247,560
Texas Gas Transmission LLC, 4.60%, 06/01/15	177,000	186,501
TransCanada PipeLines Ltd., 3.80%, 10/01/20	250,000	243,957
Valero Energy Corp. 6.88%, 04/15/12	590,000	627,867
7.50%, 04/15/32	118,000	124,594
6.63%, 06/15/37	455,000	462,113

		20,128,588

Paper & Forest Products 0.1%
Celulosa Arauco y Constitucion SA, 5.13%, 07/09/13	177,000	185,472
International Paper Co. 5.30%, 04/01/15 (e)	206,000	221,900
9.38%, 05/15/19	665,000	855,382

		1,262,754

Pharmaceuticals 0.9%
Abbott Laboratories 5.88%, 05/15/16	481,000	555,268
6.00%, 04/01/39	1,040,000	1,174,078
AstraZeneca PLC 5.40%, 06/01/14	295,000	328,052
5.90%, 09/15/17	400,000	463,212
6.45%, 09/15/37	200,000	237,441
Bristol-Myers Squibb Co., 5.25%, 08/15/13	1,425,000	1,575,211
Eli Lilly & Co. 6.00%, 03/15/12	295,000	314,104
7.13%, 06/01/25	118,000	146,740

2010 Annual Report	19

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
GlaxoSmithKline Capital, Inc. 4.85%, 05/15/13	$2,700,000	$2,931,652
5.38%, 04/15/34	201,000	208,186
Johnson & Johnson 2.95%, 09/01/20	200,000	191,366
4.95%, 05/15/33	663,000	674,677
Merck & Co., Inc. 4.75%, 03/01/15	354,000	389,826
6.40%, 03/01/28	74,000	85,228
5.95%, 12/01/28	162,000	185,308
Novartis Securities Investment Ltd., 5.13%, 02/10/19	470,000	519,836
Pfizer, Inc. 4.65%, 03/01/18	265,000	283,911
7.20%, 03/15/39	525,000	679,369
Pharmacia Corp., 6.60%, 12/01/28	177,000	204,504
Schering-Plough Corp., 5.30%, 12/01/13	1,400,000	1,555,121
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	142,000	159,890
Wyeth 5.50%, 02/01/14	678,000	753,738
5.50%, 02/15/16	634,000	717,226
6.50%, 02/01/34	206,000	240,810

		14,574,754

Real Estate Investment Trusts (REITs) 0.3%
Boston Properties LP 5.00%, 06/01/15	590,000	632,711
5.63%, 11/15/20	465,000	494,865
Camden Property Trust, 5.00%, 06/15/15	147,000	155,296
CommonWealth REIT, 5.75%, 02/15/14	177,000	184,629
ERP Operating LP 5.25%, 09/15/14	472,000	514,745
5.38%, 08/01/16	295,000	322,542
HCP, Inc. 6.45%, 06/25/12	56,000	59,077
6.00%, 01/30/17	472,000	493,656
Health Care REIT, Inc., 6.00%, 11/15/13	177,000	193,790
Hospitality Properties Trust, 6.75%, 02/15/13	745,000	786,945
Simon Property Group LP 5.10%, 06/15/15	531,000	576,348
6.10%, 05/01/16	413,000	462,980
5.65%, 02/01/20	250,000	270,433

		5,148,017

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail 0.2%
Burlington Northern Santa Fe LLC 7.95%, 08/15/30	$206,000	$261,428
5.05%, 03/01/41	500,000	464,947
CSX Corp. 5.50%, 08/01/13	507,000	552,301
7.38%, 02/01/19	400,000	482,494
3.70%, 10/30/20	300,000	283,388
Norfolk Southern Corp., 5.59%, 05/17/25	84,000	86,785
Union Pacific Corp. 5.13%, 02/15/14	600,000	647,510
5.38%, 06/01/33	62,000	60,758
6.25%, 05/01/34	236,000	255,812

		3,095,423

Software 0.2%
Microsoft Corp. 2.95%, 06/01/14	420,000	437,210
3.00%, 10/01/20	500,000	468,849
4.50%, 10/01/40	300,000	280,848
Oracle Corp. 3.75%, 07/08/14	1,210,000	1,286,078
5.25%, 01/15/16	572,000	643,089
5.00%, 07/08/19	200,000	217,001
5.38%, 07/15/40 (b)	600,000	607,568

		3,940,643

Specialty Retail 0.1%
AutoZone, Inc., 4.00%, 11/15/20	500,000	472,236
Home Depot, Inc. 5.40%, 03/01/16	590,000	661,157
5.88%, 12/16/36	300,000	312,045
Lowe’s Cos., Inc. 6.50%, 03/15/29	236,000	265,106
5.80%, 10/15/36	300,000	314,508

		2,025,052

Supranational 0.0%†
Svensk Exportkredit AB, 1.75%, 10/20/15	500,000	482,256

Thrifts & Mortgage Finance 0.0% †
Golden West Financial Corp., 4.75%, 10/01/12	156,000	165,052

Tobacco 0.2%
Altria Group, Inc. 9.70%, 11/10/18	800,000	1,055,381
9.25%, 08/06/19	700,000	913,528
Philip Morris International, Inc. 5.65%, 05/16/18	400,000	450,970
6.38%, 05/16/38	810,000	940,156

		3,360,035

20	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services 0.3%
America Movil SAB de CV 5.75%, 01/15/15	$295,000	$326,611
6.38%, 03/01/35	177,000	194,006
American Tower Corp., 5.05%, 09/01/20	500,000	491,717
AT&T Mobility LLC, 7.13%, 12/15/31	413,000	484,356
Cellco Partnership/Verizon Wireless Capital LLC, 7.38%, 11/15/13	1,000,000	1,158,559
New Cingular Wireless Services, Inc., 8.13%, 05/01/12	44,000	48,065
Rogers Communications, Inc., 7.25%, 12/15/12	875,000	975,030
Vodafone Group PLC 5.00%, 12/16/13	664,000	722,820
4.15%, 06/10/14	865,000	909,270
7.88%, 02/15/30	206,000	256,317

		5,566,751

Total Corporate Bonds (cost $305,979,273)		323,632,077

Municipal Bonds 0.8%
California 0.3%
Bay Area Toll Authority, Series F-2, 6.26%, 04/01/49	500,000	494,035
Los Angeles Community College District, 6.75%, 08/01/49	300,000	309,597
Los Angeles Department of Water & Power, 6.57%, 07/01/45	500,000	509,950
Los Angeles Unified School District, 6.76%, 07/01/34	420,000	435,007
Santa Clara Valley Transportation Authority, 5.88%, 04/01/32	200,000	195,458
State of California, 7.55%, 04/01/39	1,410,000	1,462,367
University of California, 5.95%, 05/15/45	500,000	456,735

		3,863,149

Connecticut 0.0%†
State of Connecticut, Series A, 5.85%, 03/15/32	500,000	513,710

Georgia 0.1%
Municipal Electric Authority of Georgia, 6.66%, 04/01/57	1,000,000	967,220

Municipal Bonds (continued)

	Principal Amount	Market Value

Illinois 0.1%
Chicago Transit Authority, Series A, 6.90%, 12/01/40	$500,000	$495,410
State of Illinois, 5.10%, 06/01/33	1,645,000	1,230,740

		1,726,150

Massachusetts 0.0%†
Commonwealth of Massachusetts, Series E, 4.20%, 12/01/21	500,000	492,600

New Jersey 0.1%
New Jersey State Turnpike Authority, Series F, 7.41%, 01/01/40	790,000	867,104
Rutgers-State University of New Jersey, Series H, 5.67%, 05/01/40	250,000	248,135

		1,115,239

New York 0.1%
Metropolitan Transportation Authority, 7.34%, 11/15/39	760,000	838,341
New York State Urban Development Corp, 5.84%, 03/15/40	450,000	459,585
Port Authority of New York & New Jersey, 6.04%, 12/01/29	620,000	615,883

		1,913,809

Ohio 0.0%†
Northeast Regional Sewer District, 6.04%, 11/15/40	300,000	295,509

Texas 0.1%
City of Dallas, 5.50%, 02/15/24 (a)	708,000	711,731
Dallas Area Rapid Transit, 6.00%, 12/01/44	500,000	518,545

		1,230,276

Total Municipal Bonds (cost $12,493,417)		12,117,662

U.S. Government Mortgage Backed Agencies 32.6%
Fannie Mae Pool Pool# 822023 5.50%, 07/01/20	11,428	12,323
Pool# 826869 5.50%, 08/01/20	455,393	494,457

2010 Annual Report	21

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 835228 5.50%, 08/01/20	$10,373	$11,289
Pool# 825811 5.50%, 09/01/20	11,306	12,304
Pool# 832837 5.50%, 09/01/20	407,587	442,551
Pool# 839585 5.50%, 09/01/20	39,989	43,119
Pool# 811505 5.50%, 10/01/20	29,132	31,704
Pool# 829704 5.50%, 10/01/20	41,758	45,026
Pool# 838565 5.50%, 10/01/20	501,091	545,328
Pool# 838566 5.50%, 10/01/20	17,508	19,010
Pool# 840102 5.50%, 10/01/20	367,083	399,489
Pool# 841947 5.50%, 10/01/20	19,607	21,142
Pool# 843102 5.50%, 10/01/20	13,961	15,194
Pool# 839100 5.50%, 11/01/20	12,676	13,669
Pool # 840808 5.50%, 11/01/20	21,128	22,782
Pool# 847832 5.50%, 11/01/20	24,259	26,158
Pool# 847920 5.50%, 11/01/20	456,723	495,901
Pool# 830670 5.50%, 12/01/20	22,825	24,840
Pool# 866142 5.50%, 01/01/21	44,109	47,893
Pool# 788210 5.50%, 02/01/21	308,767	333,323
Pool# 837194 5.50%, 02/01/21	10,760	11,602
Pool# 867183 5.50%, 02/01/21	62,213	66,966
Pool# 811558 5.50%, 03/01/21	406,827	439,182
Pool# 870296 5.50%, 03/01/21	11,746	12,644
Pool# 878120 5.50%, 04/01/21	22,187	24,146
Pool# 878121 5.50%, 04/01/21	30,374	32,980
Pool# 811559 5.50%, 05/01/21	247,769	266,700
Pool# 879115 5.50%, 05/01/21	64,012	68,903

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 883922 5.50%, 05/01/21	$370,811	$402,249
Pool# 885440 5.50%, 05/01/21	10,180	11,079
Pool# 845489 5.50%, 06/01/21	7,218	7,770
Pool# 880950 5.50%, 07/01/21	250,910	270,081
Pool# 870092 5.50%, 08/01/21	12,719	13,691
Pool# 896599 5.50%, 08/01/21	10,659	11,473
Pool# 896605 5.50%, 08/01/21	7,849	8,449
Pool# 903350 5.00%, 10/01/21	28,511	30,360
Pool# 894126 5.50%, 10/01/21	7,259	7,813
Pool# 902789 5.50%, 11/01/21	293,505	315,931
Pool# 901509 5.00%, 12/01/21	32,690	34,810
Pool# 906708 5.00%, 12/01/21	387,379	412,498
Pool# 905586 5.50%, 12/01/21	312,986	336,900
Pool# 906205 5.50%, 01/01/22	10,920	11,754
Pool# 906317 5.50%, 01/01/22	17,533	18,863
Pool# 928106 5.50%, 02/01/22	443,609	477,271
Pool# 913889 5.50%, 03/01/22	231,418	249,100
Pool# 914385 5.50%, 03/01/22	9,165	9,860
Pool# 913323 5.50%, 04/01/22	16,777	18,050
Pool# 913331 5.50%, 05/01/22	24,246	26,086
Pool# 899438 5.50%, 06/01/22	341,742	367,674
Pool# 939673 5.50%, 06/01/22	74,194	79,824
Pool# 928711 6.00%, 09/01/22	741,141	807,265
Pool# AA2549 4.00%, 04/01/24	3,184,915	3,284,941
Pool# 934863 4.00%, 06/01/24	5,258,864	5,424,025
Pool# AC1374 4.00%, 08/01/24	1,278,226	1,326,359

22	Annual Report 2010

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# AC1529 4.50%, 09/01/24	$5,045,186	$5,291,138
Pool# AD0244 4.50%, 10/01/24	616,451	646,503
Pool# AD4089 4.50%, 05/01/25	3,821,019	4,014,458
Pool# 890216 4.50%, 07/01/25	1,154,689	1,213,145
Pool# AB1609 4.00%, 10/01/25	2,910,835	3,009,075
Pool# 930770 4.50%, 03/01/29	1,822,182	1,890,340
Pool# 930998 4.50%, 04/01/29	1,151,857	1,194,941
Pool# AH1515 4.00%, 12/01/30	2,606,983	2,641,646
Pool# 560868 7.50%, 02/01/31	912	1,047
Pool# 607212 7.50%, 10/01/31	50,653	58,161
Pool# 607559 6.50%, 11/01/31	1,960	2,204
Pool# 607632 6.50%, 11/01/31	426	479
Pool# 545556 7.00%, 04/01/32	29,270	33,345
Pool# 545605 7.00%, 05/01/32	37,955	43,492
Pool# 651361 7.00%, 07/01/32	23,321	26,580
Pool# 661664 7.50%, 09/01/32	20,873	23,979
Pool# 689741 5.50%, 02/01/33	148,035	159,566
Pool# 656559 6.50%, 02/01/33	190,129	213,784
Pool# 555346 5.50%, 04/01/33	503,135	542,329
Pool# 713560 5.50%, 04/01/33	45,435	48,974
Pool# 694846 6.50%, 04/01/33	32,882	36,973
Pool# 701261 7.00%, 04/01/33	2,749	3,128
Pool# 555421 5.00%, 05/01/33	16,966,903	17,945,065
Pool# 555684 5.50%, 07/01/33	109,015	117,508
Pool# 720087 5.50%, 07/01/33	4,569,935	4,925,925
Pool# 728721 5.50%, 07/01/33	301,384	324,862

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 743235 5.50%, 10/01/33	$179,423	$193,400
Pool# 750229 6.50%, 10/01/33	167,507	188,348
Pool# 755872 5.50%, 12/01/33	2,240,778	2,415,331
Pool# 725221 5.50%, 01/01/34	62,261	67,111
Pool# 725223 5.50%, 03/01/34	6,504	7,011
Pool# 725228 6.00%, 03/01/34	4,603,753	5,071,507
Pool# 725425 5.50%, 04/01/34	4,212,078	4,522,838
Pool# 725423 5.50%, 05/01/34	335,067	361,168
Pool# 725594 5.50%, 07/01/34	1,453,985	1,564,976
Pool# 788027 6.50%, 09/01/34	153,605	172,236
Pool# 807310 7.00%, 11/01/34	20,825	23,630
Pool# 735141 5.50%, 01/01/35	5,085,373	5,473,569
Pool# 889852 5.50%, 05/01/35	121,788	131,123
Pool# 256023 6.00%, 12/01/35	3,959,986	4,321,494
Pool# 889745 5.50%, 06/01/36	59,612	64,256
Pool# 888635 5.50%, 09/01/36	1,663,072	1,792,622
Pool# 907252 7.00%, 12/01/36	425,871	482,280
Pool# 923834 7.00%, 04/01/37	365,064	413,411
Pool# 888596 6.50%, 07/01/37	7,968,651	8,862,955
Pool# 925172 7.00%, 08/01/37	254,726	288,460
Pool# 995050 6.00%, 09/01/37	14,453,244	15,754,618
Pool# 947831 7.00%, 10/01/37	353,502	400,318
Pool# 955194 7.00%, 11/01/37	808,387	915,444
Pool# 889072 6.50%, 12/01/37	1,651,693	1,837,059
Pool# 928940 7.00%, 12/01/37	299,412	339,063
Pool# 257137 7.00%, 03/01/38	16,801	19,001

2010 Annual Report	23

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 974965 5.00%, 04/01/38	$11,963,841	$12,587,470
Pool# 257409 7.00%, 10/01/38	447,122	505,689
Pool# 990810 7.00%, 10/01/38	770,789	871,752
Pool# AA6013 4.50%, 05/01/39	10,006,816	10,282,608
Pool# 190396 4.50%, 06/01/39	10,743,546	11,039,643
Pool# AA9611 4.00%, 07/01/39	5,645,557	5,621,825
Pool# AA9809 4.50%, 07/01/39	12,016,339	12,347,515
Pool# AC0397 4.50%, 07/01/39	2,768,895	2,845,207
Pool# 994002 4.00%, 08/01/39	4,825,224	4,809,465
Pool# AC1454 4.00%, 08/01/39	7,057,132	7,027,466
Pool# AC1921 4.00%, 09/01/39	3,154,420	3,141,160
Pool# AC2651 4.00%, 10/01/39	1,991,565	1,983,193
Pool# AC9895 3.30%, 04/01/40 (a)	7,365,981	7,606,083
Pool# AC9890 3.30%, 04/01/40 (a)	10,227,259	10,561,438
Pool# AD2888 4.50%, 04/01/40	3,829,831	3,934,784
Pool# AD7992 4.50%, 07/01/40	4,117,971	4,230,820
Pool# AB1388 4.50%, 08/01/40	5,670,367	5,825,759
Pool# AD9153 4.50%, 08/01/40	5,789,193	5,947,842
Pool# AD8536 5.00%, 08/01/40	2,866,246	3,015,366
Fannie Mae Pool TBA
3.50%, 01/25/26	4,000,000	4,027,500
5.00%, 01/25/26	6,900,000	7,320,472
3.50%, 01/25/41	2,000,000	1,910,000
5.00%, 01/25/41	12,000,000	12,615,000
Freddie Mac Gold Pool
Pool# M80898 4.50%, 02/01/11	119,966	122,677
Pool# M80904 4.50%, 03/01/11	84,656	86,569
Pool# M80917 4.50%, 05/01/11	21,330	21,290
Pool# M80926 4.50%, 07/01/11	84,415	85,966

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# M80934 4.50%, 08/01/11	$112,697	$115,243
Pool# G10940 6.50%, 11/01/11	366	369
Pool# G11130 6.00%, 12/01/11	3,584	3,633
Pool# M80981 4.50%, 07/01/12	52,347	54,188
Pool# E00507 7.50%, 09/01/12	599	630
Pool# G10749 6.00%, 10/01/12	14,272	15,523
Pool# M81009 4.50%, 02/01/13	39,614	41,111
Pool# E69050 6.00%, 02/01/13	16,121	17,534
Pool# E72896 7.00%, 10/01/13	5,826	6,227
Pool# G11612 6.00%, 04/01/14	1,659	1,681
Pool# E00677 6.00%, 06/01/14	35,225	37,945
Pool# E00802 7.50%, 02/01/15	19,532	21,181
Pool# G11001 6.50%, 03/01/15	12,145	13,240
Pool# G11003 7.50%, 04/01/15	1,056	1,142
Pool# G11164 7.00%, 05/01/15	3,386	3,670
Pool# E81396 7.00%, 10/01/15	531	578
Pool# E81394 7.50%, 10/01/15	7,104	7,751
Pool# E84097 6.50%, 12/01/15	2,987	3,256
Pool# E00938 7.00%, 01/01/16	8,816	9,600
Pool# E82132 7.00%, 01/01/16	1,900	2,070
Pool# E82815 6.00%, 03/01/16	4,039	4,393
Pool# E83231 6.00%, 04/01/16	2,039	2,221
Pool# E83233 6.00%, 04/01/16	5,066	5,519
Pool# G11972 6.00%, 04/01/16	108,382	117,882
Pool# E83046 7.00%, 04/01/16	776	846
Pool# E00975 6.00%, 05/01/16	28,311	30,667

24	Annual Report 2010

	U.S. Government Mortgage Backed Agencies (continued)

		Principal Amount	Market Value

	Freddie Mac Gold Pool (continued)
	Pool# E83355 6.00%, 05/01/16	$7,191	$7,835
	Pool# E83636 6.00%, 05/01/16	11,022	12,009
	Pool# E83933 6.50%, 05/01/16	575	627
	Pool# E00985 6.00%, 06/01/16	15,501	16,797
	Pool# E00987 6.50%, 06/01/16	13,873	15,185
	Pool# E84236 6.50%, 06/01/16	3,810	4,153
	Pool# E00996 6.50%, 07/01/16	1,772	1,923
	Pool# E84912 6.50%, 08/01/16	9,284	10,121
	Pool# E85117 6.50%, 08/01/16	5,168	5,634
	Pool# E85387 6.00%, 09/01/16	14,321	15,603
	Pool# E85800 6.50%, 10/01/16	4,238	4,620
	Pool# E86183 6.00%, 11/01/16	2,596	2,829
	Pool# E01083 7.00%, 11/01/16	3,985	4,351
	Pool# G11207 7.00%, 11/01/16	9,171	9,988
	Pool# E86533 6.00%, 12/01/16	6,641	7,236
.	Pool# E01095 6.00%, 01/01/17	6,823	7,409
	Pool# E87584 6.00%, 01/01/17	5,414	5,899
	Pool# E86995 6.50%, 01/01/17	15,287	16,666
	Pool# E87291 6.50%, 01/01/17	21,277	23,195
	Pool# E87446 6.50%, 01/01/17	3,669	4,015
	Pool# E88076 6.00%, 02/01/17	7,413	8,091
	Pool# E01127 6.50%, 02/01/17	10,859	11,832
	Pool# E88055 6.50%, 02/01/17	34,283	37,524
	Pool# E88106 6.50%, 02/01/17	24,514	26,831
	Pool# E01137 6.00%, 03/01/17	10,342	11,238
	Pool# E88134 6.00%, 03/01/17	2,598	2,836

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# E88474 6.00%, 03/01/17	$9,382	$10,240
Pool# E88768 6.00%, 03/01/17	18,897	20,588
Pool# E01138 6.50%, 03/01/17	6,594	7,185
Pool# E01139 6.00%, 04/01/17	48,356	52,571
Pool# E88729 6.00%, 04/01/17	9,711	10,599
Pool# E89149 6.00%, 04/01/17	10,960	11,962
Pool# E89151 6.00%, 04/01/17	8,425	9,195
Pool# E89217 6.00%, 04/01/17	8,436	9,207
Pool# E89222 6.00%, 04/01/17	46,676	50,943
Pool# E89347 6.00%, 04/01/17	2,777	3,031
Pool# E89496 6.00%, 04/01/17	6,560	7,159
Pool# E89203 6.50%, 04/01/17	5,055	5,533
Pool# E01140 6.00%, 05/01/17	41,554	45,197
Pool# E89530 6.00%, 05/01/17	29,395	32,082
Pool# E89746 6.00%, 05/01/17	69,503	75,856
Pool# E89788 6.00%, 05/01/17	6,971	7,609
Pool# E89909 6.00%, 05/01/17	9,904	10,809
Pool# G11409 6.00%, 05/01/17	63,144	68,798
Pool# E01156 6.50%, 05/01/17	16,817	18,321
Pool# E89924 6.50%, 05/01/17	28,169	30,832
Pool# B15071 6.00%, 06/01/17	121,354	133,129
Pool# E01157 6.00%, 06/01/17	29,796	32,423
Pool# E90194 6.00%, 06/01/17	7,287	7,953
Pool# E90227 6.00%, 06/01/17	6,576	7,177
Pool# E90313 6.00%, 06/01/17	3,766	4,110
Pool# E90594 6.00%, 07/01/17	26,137	28,526

2010 Annual Report	25

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# E90645 6.00%, 07/01/17	$43,081	$47,019
Pool# E90667 6.00%, 07/01/17	8,083	8,822
Pool# E01205 6.50%, 08/01/17	14,101	15,362
Pool# G11458 6.00%, 09/01/17	16,196	17,616
Pool# G11434 6.50%, 01/01/18	17,323	18,884
Pool# G18007 6.00%, 07/01/19	42,694	46,597
Pool# B16087 6.00%, 08/01/19	81,684	89,610
Pool# G18062 6.00%, 06/01/20	66,423	72,495
Pool# J00935 5.00%, 12/01/20	99,549	106,113
Pool# J00854 5.00%, 01/01/21	376,272	400,788
Pool# J00871 5.00%, 01/01/21	148,915	158,618
Pool# G18096 5.50%, 01/01/21	51,712	55,583
Pool# J01189 5.00%, 02/01/21	125,308	133,003
Pool# J01279 5.50%, 02/01/21	91,895	98,601
Pool# J01570 5.50%, 04/01/21	67,586	72,517
Pool# J01633 5.50%, 04/01/21	275,597	295,707
Pool# J01757 5.00%, 05/01/21	144,969	153,871
Pool# J01771 5.00%, 05/01/21	49,798	53,011
Pool# J01879 5.00%, 05/01/21	69,899	74,192
Pool# J06015 5.00%, 05/01/21	137,709	146,638
Pool# G18122 5.00%, 06/01/21	111,559	118,410
Pool# G18123 5.50%, 06/01/21	171,276	183,774
Pool# J01980 6.00%, 06/01/21	115,804	127,040
Pool# J03074 5.00%, 07/01/21	103,483	109,838
Pool# J03028 5.50%, 07/01/21	59,625	64,106
Pool# G12245 6.00%, 07/01/21	68,679	75,000

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# G12310 5.50%, 08/01/21	$47,007	$50,437
Pool# G12348 6.00%, 08/01/21	113,913	124,397
Pool# G12412 5.50%, 11/01/21	66,338	71,179
Pool# G13145 5.50%, 04/01/23	2,976,904	3,192,264
Pool# C90719 5.00%, 10/01/23	2,612,187	2,776,510
Pool# J09912 4.00%, 06/01/24	5,565,326	5,723,590
Pool# C00351 8.00%, 07/01/24	1,627	1,900
Pool# D60780 8.00%, 06/01/25	4,093	4,782
Pool# G30267 5.00%, 08/01/25	903,099	956,297
Pool# D64617 8.00%, 10/01/25	468	472
Pool# D82854 7.00%, 10/01/27	4,608	5,237
Pool# C00566 7.50%, 12/01/27	6,480	7,416
Pool# C00678 7.00%, 11/01/28	8,978	10,212
Pool# C18271 7.00%, 11/01/28	5,619	6,391
Pool# C91244 4.50%, 04/01/29	1,414,300	1,470,073
Pool# C00836 7.00%, 07/01/29	3,676	4,184
Pool# A16201 7.00%, 08/01/29	19,604	22,313
Pool# C31282 7.00%, 09/01/29	710	808
Pool# C31285 7.00%, 09/01/29	8,710	9,914
Pool# A18212 7.00%, 11/01/29	57,337	65,260
Pool# C32914 8.00%, 11/01/29	3,985	4,659
Pool# C37436 8.00%, 01/01/30	5,954	6,961
Pool# C36306 7.00%, 02/01/30	2,339	2,664
Pool# C36429 7.00%, 02/01/30	3,539	4,031
Pool# C00921 7.50%, 02/01/30	5,470	6,276
Pool# G01108 7.00%, 04/01/30	2,802	3,190

26	Annual Report 2010

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# C37703 7.50%, 04/01/30	$3,806	$4,366
Pool# C41561 8.00%, 08/01/30	2,652	3,100
Pool# C01051 8.00%, 09/01/30	10,382	11,790
Pool# C43550 7.00%, 10/01/30	6,178	7,036
Pool# C44017 7.50%, 10/01/30	984	1,129
Pool# C43967 8.00%, 10/01/30	48,448	56,647
Pool# C44978 7.00%, 11/01/30	2,136	2,433
Pool# C44957 8.00%, 11/01/30	5,665	6,624
Pool# C01106 7.00%, 12/01/30	46,826	53,330
Pool# C01103 7.50%, 12/01/30	4,289	4,920
Pool# C01116 7.50%, 01/01/31	4,130	4,738
Pool# C46932 7.50%, 01/01/31	5,999	6,882
Pool# C47287 7.50%, 02/01/31	6,389	7,329
Pool# C48851 7.00%, 03/01/31	9,400	10,712
Pool# G01217 7.00%, 03/01/31	42,918	48,880
Pool# C48206 7.50%, 03/01/31	5,551	6,358
Pool# C53324 7.00%, 06/01/31	7,681	8,753
Pool# C01209 8.00%, 06/01/31	2,810	3,286
Pool# C54792 7.00%, 07/01/31	49,431	56,329
Pool# C55071 7.50%, 07/01/31	845	970
Pool# G01309 7.00%, 08/01/31	9,702	11,055
Pool# C01222 7.00%, 09/01/31	7,260	8,273
Pool# G01311 7.00%, 09/01/31	61,239	69,746
Pool# G01315 7.00%, 09/01/31	2,348	2,675
Pool# C58647 7.00%, 10/01/31	3,264	3,720
Pool# C58694 7.00%, 10/01/31	15,740	17,936

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# C60012 7.00%, 11/01/31	$2,416	$2,754
Pool# C61298 8.00%, 11/01/31	7,193	8,410
Pool# C61105 7.00%, 12/01/31	7,726	8,804
Pool# C01305 7.50%, 12/01/31	5,265	6,043
Pool# C62218 7.00%, 01/01/32	7,612	8,674
Pool# C63171 7.00%, 01/01/32	26,027	29,659
Pool# C64121 7.50%, 02/01/32	7,796	8,948
Pool# C01345 7.00%, 04/01/32	33,411	38,092
Pool# C66744 7.00%, 04/01/32	1,346	1,535
Pool# G01391 7.00%, 04/01/32	101,322	115,396
Pool# C65717 7.50%, 04/01/32	10,801	12,404
Pool# C01370 8.00%, 04/01/32	6,464	7,535
Pool# C66916 7.00%, 05/01/32	31,343	35,734
Pool# C67235 7.00%, 05/01/32	57,662	65,740
Pool# C01381 8.00%, 05/01/32	39,581	46,288
Pool# C68290 7.00%, 06/01/32	12,487	14,236
Pool# C68300 7.00%, 06/01/32	48,641	55,455
Pool# C68307 8.00%, 06/01/32	1,702	1,800
Pool# G01449 7.00%, 07/01/32	70,846	80,686
Pool# C68988 7.50%, 07/01/32	4,367	5,000
Pool# C69908 7.00%, 08/01/32	49,484	56,417
Pool# C70211 7.00%, 08/01/32	16,502	18,813
Pool# C71089 7.50%, 09/01/32	15,661	17,985
Pool# G01536 7.00%, 03/01/33	56,065	63,919
Pool# A16419 6.50%, 11/01/33	28,939	32,539
Pool# A16522 6.50%, 12/01/33	222,725	250,435

2010 Annual Report	27

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# A17177 6.50%, 12/01/33	$15,727	$17,683
Pool# A17262 6.50%, 12/01/33	23,629	26,569
Pool# C01806 7.00%, 01/01/34	38,029	43,356
Pool# A21356 6.50%, 04/01/34	150,195	168,178
Pool# C01851 6.50%, 04/01/34	122,776	137,476
Pool# A22067 6.50%, 05/01/34	228,159	255,476
Pool# A24301 6.50%, 05/01/34	126,881	142,072
Pool# A24988 6.50%, 07/01/34	108,520	121,513
Pool# G01741 6.50%, 10/01/34	96,170	108,136
Pool# G08023 6.50%, 11/01/34	161,745	181,111
Pool# A33137 6.50%, 01/01/35	35,838	40,129
Pool# A31989 6.50%, 04/01/35	62,035	69,075
Pool# G08064 6.50%, 04/01/35	95,831	106,705
Pool# G01947 7.00%, 05/01/35	80,970	92,313
Pool# G08073 5.50%, 08/01/35	1,318,844	1,413,689
Pool# A37135 5.50%, 09/01/35	2,586,846	2,772,880
Pool# A46935 6.50%, 09/01/35	49,285	54,878
Pool# A47368 5.00%, 10/01/35	1,828,870	1,929,531
Pool# A38255 5.50%, 10/01/35	1,997,619	2,141,279
Pool# A38531 5.50%, 10/01/35	2,573,876	2,758,977
Pool# G08088 6.50%, 10/01/35	565,172	629,307
Pool# A39759 5.50%, 11/01/35	145,494	155,957
Pool# A47682 6.50%, 11/01/35	352,444	392,439
Pool# A40376 5.50%, 12/01/35	121,520	130,259
Pool# A42305 5.50%, 01/01/36	670,058	716,152
Pool# A41548 7.00%, 01/01/36	103,868	117,690

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# G08111 5.50%, 02/01/36	$3,077,596	$3,289,304
Pool# A48303 7.00%, 02/01/36	42,083	47,570
Pool# A43452 5.50%, 03/01/36	52,630	56,250
Pool# A43861 5.50%, 03/01/36	2,180,300	2,330,284
Pool# A43884 5.50%, 03/01/36	2,152,595	2,334,307
Pool# A43885 5.50%, 03/01/36	1,575,776	1,708,796
Pool# A43886 5.50%, 03/01/36	2,653,316	2,877,296
Pool# A48378 5.50%, 03/01/36	1,365,350	1,480,606
Pool# G08116 5.50%, 03/01/36	596,017	637,017
Pool# A48735 5.50%, 05/01/36	237,039	253,345
Pool# A49960 7.00%, 06/01/36	18,246	20,625
Pool# A53039 6.50%, 10/01/36	267,481	298,770
Pool# A53219 6.50%, 10/01/36	202,248	224,946
Pool# G05941 6.00%, 02/01/37	8,865,311	9,662,564
Pool# G03620 6.50%, 10/01/37	54,216	60,165
Pool# G03721 6.00%, 12/01/37	924,178	1,002,090
Pool# G03826 6.00%, 01/01/38	936,097	1,015,015
Pool# G03969 6.00%, 02/01/38	928,024	1,006,261
Pool# G04473 5.50%, 06/01/38	4,904,720	5,231,388
Pool# G04581 6.50%, 08/01/38	2,051,246	2,276,325
Pool# A81674 6.00%, 09/01/38	5,360,489	5,812,402
Pool# A85442 5.00%, 03/01/39	3,867,450	4,058,562
Pool# G05459 5.50%, 05/01/39	21,153,028	22,555,269
Pool# A88133 4.50%, 08/01/39	7,818,558	8,019,381
Pool# A91165 5.00%, 02/01/40	23,083,388	24,224,061
Pool# A91538 4.50%, 03/01/40	5,897,148	6,048,619

28	Annual Report 2010

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# A93996 4.50%, 09/01/40	$4,896,573	$5,022,344
Pool# A95160 4.00%, 11/01/40	5,989,078	5,951,737
Freddie Mac Gold Pool TBA 3.50%, 01/15/26	3,000,000	3,017,814
4.00%, 01/15/26	2,400,000	2,466,000
4.50%, 01/15/26	7,200,000	7,520,623
5.00%, 01/15/26	1,200,000	1,267,126
4.00%, 01/15/41	6,000,000	5,955,936
4.50%, 01/15/41	6,000,000	6,148,128
Ginnie Mae I Pool
Pool# 279461 9.00%, 11/15/19	2,214	2,577
Pool# 376510 7.00%, 05/15/24	5,224	5,967
Pool# 457801 7.00%, 08/15/28	6,792	7,781
Pool# 486936 6.50%, 02/15/29	5,803	6,588
Pool# 502969 6.00%, 03/15/29	20,277	22,388
Pool# 487053 7.00%, 03/15/29	9,132	10,468
Pool# 781014 6.00%, 04/15/29	17,027	18,843
Pool# 509099 7.00%, 06/15/29	4,633	5,310
Pool# 470643 7.00%, 07/15/29	18,338	21,020
Pool# 434505 7.50%, 08/15/29	1,004	1,161
Pool# 416538 7.00%, 10/15/29	1,692	1,939
Pool# 524269 8.00%, 11/15/29	10,187	10,818
Pool# 781124 7.00%, 12/15/29	34,214	39,209
Pool# 525561 8.00%, 01/15/30	3,658	3,973
Pool# 507396 7.50%, 09/15/30	99,644	115,276
Pool# 531352 7.50%, 09/15/30	9,644	11,157
Pool# 536334 7.50%, 10/15/30	1,171	1,355
Pool# 540659 7.00%, 01/15/31	1,133	1,299
Pool# 486019 7.50%, 01/15/31	2,486	2,881
Pool# 535388 7.50%, 01/15/31	4,022	4,662

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 537406 7.50%, 02/15/31	$1,859	$2,155
Pool# 528589 6.50%, 03/15/31	88,293	100,241
Pool# 508473 7.50%, 04/15/31	14,769	17,119
Pool# 544470 8.00%, 04/15/31	4,253	4,526
Pool# 781287 7.00%, 05/15/31	18,581	21,305
Pool# 549742 7.00%, 07/15/31	6,825	7,829
Pool# 781319 7.00%, 07/15/31	5,823	6,678
Pool# 485879 7.00%, 08/15/31	21,776	24,982
Pool# 572554 6.50%, 09/15/31	159,800	181,426
Pool# 555125 7.00%, 09/15/31	2,384	2,735
Pool# 781328 7.00%, 09/15/31	17,718	20,314
Pool# 550991 6.50%, 10/15/31	4,464	5,068
Pool# 571267 7.00%, 10/15/31	1,912	2,194
Pool# 574837 7.50%, 11/15/31	3,222	3,737
Pool# 555171 6.50%, 12/15/31	1,746	1,983
Pool# 781380 7.50%, 12/15/31	5,322	6,159
Pool# 781481 7.50%, 01/15/32	27,725	32,070
Pool# 580972 6.50%, 02/15/32	4,526	5,138
Pool# 781401 7.50%, 02/15/32	15,226	18,086
Pool# 781916 6.50%, 03/15/32	333,338	376,580
Pool# 552474 7.00%, 03/15/32	12,976	14,860
Pool# 781478 7.50%, 03/15/32	9,444	10,926
Pool# 781429 8.00%, 03/15/32	14,845	17,580
Pool# 781431 7.00%, 04/15/32	63,145	72,429
Pool# 568715 7.00%, 05/15/32	54,352	62,241
Pool# 552616 7.00%, 06/15/32	70,460	80,687

2010 Annual Report	29

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 570022 7.00%, 07/15/32	$92,926	$106,414
Pool# 583645 8.00%, 07/15/32	7,478	8,778
Pool# 595077 6.00%, 10/15/32	45,200	49,906
Pool# 596657 7.00%, 10/15/32	6,780	7,764
Pool# 552903 6.50%, 11/15/32	325,941	370,051
Pool# 552952 6.00%, 12/15/32	45,295	50,011
Pool# 588192 6.00%, 02/15/33	20,707	23,025
Pool# 602102 6.00%, 02/15/33	31,624	35,164
Pool# 553144 5.50%, 04/15/33	192,700	209,349
Pool# 604243 6.00%, 04/15/33	89,173	99,153
Pool# 611526 6.00%, 05/15/33	31,935	35,509
Pool# 553320 6.00%, 06/15/33	96,922	107,770
Pool# 572733 6.00%, 07/15/33	11,562	12,856
Pool# 573916 6.00%, 11/15/33	84,499	93,956
Pool# 604788 6.50%, 11/15/33	222,150	251,797
Pool# 604875 6.00%, 12/15/33	192,897	214,486
Pool# 781688 6.00%, 12/15/33	195,736	216,241
Pool# 781690 6.00%, 12/15/33	83,507	92,201
Pool# 781699 7.00%, 12/15/33	32,421	37,188
Pool# 621856 6.00%, 01/15/34	58,254	64,756
Pool# 564799 6.00%, 03/15/34	474,747	527,435
Pool# 630038 6.50%, 08/15/34	172,432	195,984
Pool# 781804 6.00%, 09/15/34	263,535	293,003
Pool# 781847 6.00%, 12/15/34	241,170	268,136
Pool# 486921 5.50%, 02/15/35	100,422	108,942
Pool# 781902 6.00%, 02/15/35	197,102	218,585

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 781933 6.00%, 06/15/35	$37,076	$41,214
Pool# 649454 5.50%, 09/15/35	1,069,193	1,159,902
Pool# 649510 5.50%, 10/15/35	1,539,841	1,670,479
Pool# 649513 5.50%, 10/15/35	2,350,702	2,550,133
Pool# 652207 5.50%, 03/15/36	1,662,915	1,800,876
Pool# 652539 5.00%, 05/15/36	151,340	161,098
Pool# 655519 5.00%, 05/15/36	178,182	189,671
Pool# 606308 5.50%, 05/15/36	280,292	303,546
Pool# 606314 5.50%, 05/15/36	132,997	144,031
Pool# 657912 6.50%, 08/15/36	75,019	84,773
Pool# 697957 4.50%, 03/15/39	19,641,008	20,418,333
Pool# 704630 5.50%, 07/15/39	426,371	461,212
Pool# 722292 5.00%, 09/15/39	7,844,040	8,344,888
Pool# 782803 6.00%, 11/15/39	7,480,671	8,237,064
Ginnie Mae I Pool TBA 5.00%, 01/15/41	2,000,000	2,126,250
Ginnie Mae II Pool
Pool# G23851 5.50%, 05/20/36	5,489,583	5,924,493
Pool# G24715 5.00%, 06/20/40	976,804	1,039,028
Pool# G24747 5.00%, 07/20/40	9,701,183	10,319,156
Pool# G24771 4.50%, 08/20/40	9,320,450	9,689,322
Pool# G24802 5.00%, 09/20/40	6,953,030	7,395,943
Pool# G24834 4.50%, 10/20/40	1,990,525	2,069,303
Pool# 737727 4.00%, 12/20/40	4,758,621	4,797,392
Pool# 737730 4.00%, 12/20/40	1,250,993	1,261,186

Total U.S. Government Mortgage Backed Agencies (cost $521,198,975)		532,476,997

30	Annual Report 2010

Sovereign Bonds 2.4%

	Principal Amount	Market Value

BRAZIL 0.2%
Brazilian Government International Bond 10.50%, 07/14/14	$700,000	$890,750
7.13%, 01/20/37	2,105,000	2,510,212

		3,400,962

CANADA 0.6%
Canada Government International Bond, 2.38%, 09/10/14	2,915,000	3,005,441
Province of British Columbia Canada, 4.30%, 05/30/13(e)	159,000	171,248
Province of Nova Scotia Canada, 5.13%, 01/26/17	885,000	985,346
Province of Ontario Canada 4.38%, 02/15/13	428,000	457,492
4.10%, 06/16/14	2,470,000	2,668,074
4.50%, 02/03/15	667,000	728,664
4.75%, 01/19/16	295,000	325,195
Province of Quebec Canada 4.60%, 05/26/15	354,000	388,579
7.50%, 09/15/29	578,000	793,682

		9,523,721

CHILE 0.0%†
Chile Government International Bond, 5.50%, 01/15/13	177,000	191,348

CHINA 0.0%†
China Government International Bond, 4.75%, 10/29/13	295,000	319,399

HUNGARY 0.0%†
Hungary Government International Bond, 6.25%, 01/29/20	500,000	483,778

ITALY 0.2%
Italian Republic 4.38%, 06/15/13	560,000	582,644
4.50%, 01/21/15	938,000	963,768
4.75%, 01/25/16(e)	413,000	420,772
6.88%, 09/27/23	251,000	276,617
5.38%, 06/15/33	841,000	791,301

		3,035,102

MEXICO 0.2%
Mexico Government International Bond 6.38%, 01/16/13	643,000	702,477
5.13%, 01/15/20	1,000,000	1,042,500

Sovereign Bonds (continued)

	Principal Amount	Market Value

MEXICO (continued)
6.75%, 09/27/34	$1,496,000	$1,683,000

		3,427,977

PANAMA 0.0% †
Panama Government International Bond, 5.20%, 01/30/20	500,000	530,000

PERU 0.2%
Peru Government International Bond, 7.13%, 03/30/19	1,840,000	2,198,800

POLAND 0.0%†
Poland Government International Bond, 5.00%, 10/19/15 (e)	224,000	237,954

SOUTH AFRICA 0.0%†
South Africa Government International Bond, 6.50%, 06/02/14	206,000	231,750

SOUTH KOREA 0.1%
Republic of Korea, 4.25%, 06/01/13	708,000	741,338

SUPRANATIONAL 0.9%
Asian Development Bank, 2.63%, 02/09/15 (e)	3,710,000	3,819,730
Corp. Andina de Fomento, 6.88%, 03/15/12	236,000	251,018
European Investment Bank 4.25%, 07/15/13	3,000,000	3,227,529
3.00%, 04/08/14	1,260,000	1,320,481
4.63%, 05/15/14	895,000	984,934
4.63%, 10/20/15	2,325,000	2,569,860
5.13%, 09/13/16	350,000	395,236
Inter-American Development Bank 5.13%, 09/13/16	235,000	267,467
6.80%, 10/15/25	413,000	527,115
International Bank for Reconstruction & Development, 7.63%, 01/19/23	973,000	1,331,794

		14,695,164

Total Sovereign Bonds (cost $37,308,093)		39,017,293

2010 Annual Report	31

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

U.S. Government Sponsored & Agency Obligations 6.3%

	Principal Amount	Market Value

Fannie Mae 1.75%, 08/10/12 (e)	$2,770,000	$2,821,752
0.50%, 10/30/12	3,000,000	2,992,068
1.50%, 06/26/13	7,680,000	7,790,146
1.25%, 08/20/13 (e)	8,500,000	8,555,539
2.50%, 05/15/14	4,800,000	4,980,072
3.00%, 09/16/14 (e)	5,325,000	5,608,753
4.63%, 10/15/14	1,779,000	1,978,652
5.00%, 04/15/15 (e)	1,628,000	1,842,717
4.38%, 10/15/15	118,000	129,888
5.38%, 06/12/17 (e)	7,995,000	9,205,291
7.13%, 01/15/30	1,650,000	2,184,572
Federal Farm Credit Bank 4.88%, 01/17/17	695,000	778,628
Federal Home Loan Banks 0.88%, 08/22/12	10,000,000	10,049,740
3.63%, 10/18/13	5,000,000	5,339,040
4.88%, 05/17/17 (e)	1,125,000	1,268,215
5.25%, 06/05/17	7,000,000	7,979,685
Financing Corp. (FICO) 9.80%, 11/30/17	18,000	25,637
Freddie Mac 5.13%, 07/15/12	6,091,000	6,511,839
0.38%, 11/30/12	2,000,000	1,988,094
4.13%, 12/21/12 (e)	3,610,000	3,847,758
4.38%, 07/17/15	7,214,000	7,957,179
3.75%, 03/27/19 (e)	1,870,000	1,935,766
6.75%, 09/15/29 (e)	557,000	708,877
6.25%, 07/15/32	1,245,000	1,520,824
Tennessee Valley Authority 6.25%, 12/15/17	50,000	60,010
4.50%, 04/01/18	4,635,000	5,024,201

Total U.S. Government Sponsored & Agency Obligations (cost $98,303,939)		103,084,943

U.S. Treasury Bonds 4.7%
U.S. Treasury Bonds 3.50%, 02/15/39	2,285,000	1,969,028
4.25%, 05/15/39	5,595,000	5,511,948
4.25%, 11/15/40 (e)	4,600,000	4,525,250
4.38%, 11/15/39	8,245,000	8,288,797
4.38%, 05/15/40	2,600,000	2,612,584
4.50%, 02/15/36 (e)	2,620,000	2,712,517
4.50%, 08/15/39	2,380,000	2,443,963
4.63%, 02/15/40	7,395,000	7,746,263
5.00%, 05/15/37	305,000	340,313
5.38%, 02/15/31 (e)	5,337,000	6,230,115
6.25%, 08/15/23	17,181,000	21,594,369
6.88%, 08/15/25	1,613,000	2,156,128
8.00%, 11/15/21 (e)	3,710,000	5,247,331
8.13%, 08/15/19	1,900,000	2,647,086

U.S. Treasury Bonds (continued)

	Principal Amount	Market Value

U.S. Treasury Bonds (continued)
8.50%, 02/15/20	$2,138,000	$3,059,010
8.75%, 05/15/17 (e)	124,000	170,248

Total U.S. Treasury Bonds (cost $75,528,947)		77,254,950

U.S. Treasury Notes 28.6%
U.S. Treasury Notes 0.38%, 09/30/12	4,100,000	4,090,230
0.38%, 10/31/12	16,600,000	16,549,420
0.50%, 10/15/13 (e)	11,000,000	10,877,108
0.63%, 06/30/12 (e)	6,500,000	6,519,305
1.00%, 04/30/12 (e)	17,600,000	17,742,384
1.13%, 12/15/12 (e)	15,000,000	15,154,095
1.25%, 08/31/15 (e)	14,800,000	14,394,154
1.25%, 09/30/15	6,700,000	6,500,568
1.38%, 04/15/12 (e)	3,750,000	3,797,899
1.38%, 09/15/12 (e)	27,540,000	27,939,110
1.38%, 11/15/12	15,000,000	15,223,830
1.38%, 02/15/13 (e)	7,415,000	7,526,803
1.38%, 03/15/13 (e)	11,200,000	11,363,632
1.38%, 11/30/15	7,000,000	6,802,579
1.75%, 08/15/12 (e)	13,169,000	13,439,583
1.75%, 03/31/14 (e)	7,655,000	7,805,107
1.75%, 07/31/15	9,860,000	9,828,448
1.88%, 06/15/12 (e)	8,190,000	8,362,440
1.88%, 02/28/14 (e)	4,000,000	4,096,248
1.88%, 04/30/14 (e)	10,525,000	10,764,275
1.88%, 08/31/17 (e)	5,000,000	4,773,045
2.13%, 11/30/14 (e)	5,230,000	5,357,481
2.25%, 05/31/14 (e)	14,000,000	14,482,342
2.25%, 11/30/17	25,000,000	24,310,550
2.38%, 08/31/14 (e)	1,302,000	1,348,791
2.38%, 09/30/14 (e)	5,605,000	5,805,553
2.38%, 02/28/15 (e)	5,225,000	5,385,042
2.38%, 03/31/16	2,000,000	2,025,312
2.50%, 04/30/15 (e)	7,475,000	7,727,864
2.50%, 06/30/17	3,530,000	3,516,762
2.75%, 05/31/17 (e)	5,665,000	5,737,138
3.00%, 09/30/16	2,460,000	2,551,288
3.00%, 02/28/17 (e)	2,475,000	2,552,344
3.25%, 06/30/16 (e)	6,135,000	6,468,112
3.25%, 12/31/16 (e)	12,650,000	13,250,875
3.38%, 11/15/19 (e)	17,360,000	17,722,112
3.50%, 05/15/20 (e)	25,400,000	26,019,252
3.63%, 08/15/19 (e)	26,080,000	27,245,463
3.63%, 02/15/20 (e)	6,430,000	6,673,131
4.00%, 02/15/15	3,250,000	3,560,528
4.13%, 05/15/15 (e)	1,748,000	1,924,849
4.25%, 09/30/12 (e)	7,000,000	7,457,464
4.25%, 11/15/17 (e)	3,710,000	4,089,986
4.50%, 04/30/12	4,000,000	4,220,156

32	Annual Report 2010

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

4.50%, 11/15/15	$6,372,000	$7,134,149
4.50%, 05/15/17	5,775,000	6,461,682
4.63%, 02/29/12 (e)	15,297,000	16,045,712
4.63%, 02/15/17	6,365,000	7,166,093
4.75%, 05/31/12	6,465,000	6,859,216

Total U.S. Treasury Notes (cost $457,588,846)		466,649,510

Yankee Dollars 0.7%
Chemicals 0.0%†
Potash Corp of Saskatchewan, Inc. 4.88%, 03/01/13	165,000	175,695
5.88%, 12/01/36	125,000	129,297

		304,992

Commercial Banks 0.0%†
Westpac Banking Corp., 4.63%, 06/01/18	147,000	150,907

Diversified Financial Services 0.0%†
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	365,000	414,852

Electric Utilities 0.0%†
Hydro Quebec 8.40%, 01/15/22	220,000	303,176
8.88%, 03/01/26	156,000	219,622

		522,798

Energy Equipment & Services 0.1%
Encana Corp. 4.75%, 10/15/13	339,000	366,017
6.50%, 08/15/34	350,000	382,167
Weatherford International Ltd., 5.50%, 02/15/16	74,000	78,522

		826,706

Metals & Mining 0.1%
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	80,000	93,392
Rio Tinto Alcan, Inc., 4.50%, 05/15/13	372,000	398,464
Teck Resources Ltd. 3.85%, 08/15/17	100,000	101,439
4.50%, 01/15/21	300,000	305,013
Vale Inco Ltd., 7.75%, 05/15/12	177,000	189,808
Xstrata Canada Corp., 6.20%, 06/15/35	177,000	178,081

		1,266,197

Yankee Dollars (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 0.4%
Canadian Natural Resources Ltd., 4.90%, 12/01/14	$280,000	$303,970
Enbridge, Inc., 5.60%, 04/01/17	1,500,000	1,688,241
Nexen, Inc. 5.05%, 11/20/13	295,000	314,087
5.20%, 03/10/15	350,000	370,408
5.88%, 03/10/35	133,000	123,668
6.40%, 05/15/37	350,000	339,109
Petro-Canada, 5.95%, 05/15/35	271,000	278,358
Statoil ASA, 6.80%, 01/15/28	650,000	784,652
Suncor Energy, Inc., 6.10%, 06/01/18	805,000	925,576
Talisman Energy, Inc. 7.25%, 10/15/27	133,000	154,574
5.75%, 05/15/35	350,000	343,187
TransCanada PipeLines Ltd., 5.85%, 03/15/36	750,000	785,385

		6,411,215

Road & Rail 0.1%
Canadian National Railway Co. 4.40%, 03/15/13	1,035,000	1,103,129
6.90%, 07/15/28	242,000	288,906
6.20%, 06/01/36	236,000	269,017

		1,661,052

Total Yankee Dollars (cost $10,587,276)		11,558,719

Mutual Fund 4.7%
Money Market Fund 4.7%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (g)	76,987,381	76,987,381

Total Mutual Fund (cost $76,987,381)		76,987,381

2010 Annual Report	33

Statement of Investments (Continued)

December 31, 2010

NVIT Bond Index Fund (Continued)

Repurchase Agreement 0.5%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.15%, dated 12/31/2010, due 01/03/2011, repurchase price $8, 858,121, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 15.00%, maturing 04/15/2011 - 12/20/2040; total market value $9,035,170. (h)	$8,858,010	$8,858,010

Total Repurchase Agreement (cost $8,858,010)		8,858,010

Total Investments (cost $1,649,845,566) (i) — 104.3%		1,703,587,468
Liabilities in excess of other assets — (4.3)%		(71,005,674)

NET ASSETS — 100.0%		$1,632,581,794

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2010 was $4,152,009 which represents 0.25% of net assets.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2010.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date reflects the next call date.

Repurchase Agreement

(e)	The security or a portion of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $380,005,126, which was collateralized by a repurchase agreement with a value of $8,858,010 and $378,104,239 of collateral in the form of U.S. government agency securities, interest rates ranging from 0.00% to 15.00% and maturity dates ranging from 4/15/01 to 01/01/41, a total value of $386,962,249.

(f)	Investment in affiliate.

(g)	Represents 7-day effective yield as of December 31, 2010.

(h)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of December 31, 2010 was $8,858,010.

(i)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

ASA	Stock Corporation

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

34	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Bond Index Fund
Assets:
Investments in affiliates, at value (cost $61,400)	$96,732
Investments in non-affiliates, at value * (cost $1,640,926,156)	1,694,632,726
Repurchase agreement, at value and cost	8,858,010

Total Investments	1,703,587,468

Cash	1,436
Interest and dividends receivable	11,579,000
Security lending income receivable	15,495
Receivable for investments sold	20,032,476
Receivable for capital shares issued	4,291,302
Reclaims receivable	14,706
Prepaid expenses	4,211

Total Assets	1,739,526,094

Liabilities:
Payable for investments purchased	93,718,981
Payable for capital shares redeemed	3,924,052
Payable upon return of securities loaned (Note 2)	8,858,010
Accrued expenses and other payables:
Investment advisory fees	269,130
Fund administration fees	41,868
Accounting and transfer agent fees	38,726
Trustee fees	8,996
Custodian fees	2,604
Compliance program costs (Note 3)	1,646
Professional fees	35,397
Printing fees	13,312
Other	31,578

Total Liabilities	106,944,300

Net Assets	$1,632,581,794

Represented by:
Capital	$1,577,179,810
Accumulated undistributed net investment income	3,211,951
Accumulated net realized losses from investment transactions	(1,551,869)
Net unrealized appreciation/(depreciation) from investments in affiliates	35,332
Net unrealized appreciation/(depreciation) from investments in non-affiliates	53,706,570

Net Assets	$1,632,581,794

Net Assets:
Class Y Shares	$1,632,581,794

Total	$1,632,581,794

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	156,745,462

Total	156,745,462

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$10.42
*	Includes value of securities on loan of $380,005,126 (Note 2)

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	35

Statement of Operations

For the Year Ended December 31, 2010

NVIT Bond Index Fund
INVESTMENT INCOME:
Interest income	$55,564,961
Income from securities lending (Note 2)	140,301
Dividend income from non-affiliates	126,028
Dividend income from affiliates	17,416
Other income	286

Total Income	55,848,992

EXPENSES:
Investment advisory fees	3,424,579
Fund administration fees	507,238
Professional fees	119,487
Printing fees	17,802
Trustee fees	41,999
Custodian fees	64,411
Accounting and transfer agent fees	68,674
Compliance program costs (Note 3)	3,495
Other	66,038

Total expenses before earnings credit and expenses waived	4,313,723

Earnings credit (Note 5)	(587)
Expenses voluntarily waived by adviser (Note 3)	(287,093)

Net Expenses	4,026,043

NET INVESTMENT INCOME	51,822,949

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(46,788)
Net realized gains from investment transactions with non-affiliates	14,143,351

Net realized gains from affiliated and non-affiliated investments	14,096,563

Net change in unrealized appreciation/(depreciation) from investments in affiliates	35,332
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	26,627,316

Net change in unrealized appreciation/(depreciation) from investments	26,662,648

Net realized/unrealized gains from affiliated and non-affiliated investments	40,759,211

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$92,582,160

The accompanying notes are an integral part of these financial statements.

36	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Bond Index Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$51,822,949	$52,910,818
Net realized gains from investment transactions	14,096,563	3,507,828
Net change in unrealized appreciation from investments	26,662,648	12,329,865

Change in net assets resulting from operations	92,582,160	68,748,511

Distributions to Shareholders From:
Net investment income:
Class Y	(53,975,216)	(53,728,974)
Net realized gains:
Class Y	(10,036,736)	(1,705,548)

Change in net assets from shareholder distributions	(64,011,952)	(55,434,522)

Change in net assets from capital transactions	139,104,731	84,778,168

Change in net assets	167,674,939	98,092,157

Net Assets:
Beginning of year	1,464,906,855	1,366,814,698

End of year	$1,632,581,794	$1,464,906,855

Accumulated undistributed net investment income at end of year	$3,211,951	$1,497,173

CAPITAL TRANSACTIONS:
Class Y Shares
Proceeds from shares issued	$212,761,349	$395,652,835
Dividends reinvested	64,011,952	55,434,522
Cost of shares redeemed	(137,668,570)	(366,309,189)

Total Class Y	139,104,731	84,778,168

Change in net assets from capital transactions	$139,104,731	$84,778,168

SHARE TRANSACTIONS:
Class Y Shares
Issued	20,133,464	38,778,913
Reinvested	6,141,256	5,479,595
Redeemed	(13,068,814)	(36,181,636)

Total Class Y Shares	13,205,906	8,076,872

Total change in shares	13,205,906	8,076,872

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	37

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Bond Index Fund

	Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Class Y Shares (d)
Year Ended December 31, 2010 (e)	$10.21	0.35	0.28	0.63	(0.36)	(0.06)	(0.42)	$10.42	6.31%	$1,632,581,794	0.26%	3.32%	0.28%	207.69%
Year Ended December 31, 2009 (e)	$10.09	0.42	0.15	0.57	(0.44)	(0.01)	(0.45)	$10.21	5.77%	$1,464,906,855	0.31%	4.17%	0.31%	143.71%	(f)
Year Ended December 31, 2008	$10.15	0.47	–	0.47	(0.46)	(0.07)	(0.53)	$10.09	4.74%	$1,366,814,698	0.32%	4.60%	0.32%	66.57%
Period Ended December 31, 2007 (g)	$10.00	0.35	0.14	0.49	(0.34)	–	(0.34)	$10.15	4.99%	$1,561,586,156	0.29%	5.06%	0.29%	166.82%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.
(e)	Per share calculations were performed using average shares method.
(f)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.
(g)	For the period from April 20, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

38	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Bond Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by other unaffiliated insurance companies and other series of the Trust that operate as funds-of-funds, such as the NVIT Investor Destinations Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

2010 Annual Report	39

Notes to Financial Statements (Continued)

December 31, 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security in principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflects such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$2,572,994	$—	$2,572,994
Commercial Mortgage Backed Securities	—	49,376,932	—	49,376,932
Corporate Bonds	—	323,632,077	—	323,632,077
Municipal Bonds	—	12,117,662	—	12,117,662
Mutual Fund	76,987,381	—	—	76,987,381
Repurchase Agreement	—	8,858,010	—	8,858,010
Sovereign Bonds	—	39,017,293	—	39,017,293
U.S. Government Mortgage Backed Agencies	—	532,476,997	—	532,476,997
U.S. Government Sponsored & Agency Obligations	—	103,084,943	—	103,084,943
U.S. Treasury Bonds	—	77,254,950	—	77,254,950
U.S. Treasury Notes	—	466,649,510	—	466,649,510
Yankee Dollars	—	11,558,719	—	11,558,719
Total	$76,987,381	$1,626,600,087	$—	$1,703,587,468
*	See Statement of Investments for identification of securities by type and industry classification.

Amounts	designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between level 1 and 2.

40	Annual Report 2010

(b)  Repurchase Agreements

The Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. The Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(c)	Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a purchase and sale transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date. Income is generated as consideration for entering into mortgage dollar rolls and is included in interest income on the Statement of Operations.

As of December 31, 2010, the Fund did not have any mortgage dollar roll investments.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment advisor or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to

2010 Annual Report	41

Notes to Financial Statements (Continued)

December 31, 2010

termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$380,005,126	$386,962,249	*

*	Includes $378,104,239 of collateral in the form of U.S. Government agency securities, interest rates ranging from 0.00% to 15.00% and maturity dates ranging from 04/15/2001 to 12/20/2040.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to paydown gains and losses, distribution redesignations, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

42	Annual Report 2010

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (“the Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $3 billion	0.21%
$3 billion and more	0.20%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $293,614 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.32% for all share classes until at least April 30, 2011. Pursuant to the Expense Limitation Agreement, the expense ratio for Class Y shares of the Fund will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, there were no cumulative potential reimbursements.

During the year ended December 31, 2010, no amounts were reimbursed pursuant to this Expense Limitation Agreement.

During the period, NFA renegotiated the subadvisory agreement applicable to the Fund, and NFA agreed through May 1, 2011 to reimburse to the Fund 50% of the difference between the amount NFA would have paid in subadvisory fees under the old and new subadvisory agreements. NFA reimbursed $287,093 to the Fund during the period pursuant to this agreement.

2010 Annual Report	43

Notes to Financial Statements (Continued)

December 31, 2010

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $3,495.

44	Annual Report 2010

4.  Investments in Issuers Affiliated with the Fund

The following table represents a summary of the Fund’s investment in issuers affiliated with the Fund during the year ended December 31, 2010:

Security	Market Value at December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend / Interest Income	Realized Gain/Loss	Market Value at December 31, 2010
Nationwide Financial Services, Inc.	$ 81,865	$ —	$ —	$ 7,219	$ —	$ 96,732
Nationwide Mutual Insurance Co.	233,050	—	244,850	10,197	(46,788)	—

Amounts designated as “—” are zero or have been rounded to zero.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $3,301,763,290 and sales of $3,248,071,328 (excluding short-term securities).

For the year ended December 31, 2010, the Fund had purchases of $315,458,379 and sales of $195,692,576 of U.S. Government Securities.

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national

2010 Annual Report	45

Notes to Financial Statements (Continued)

December 31, 2010

interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$58,992,575	$5,019,377	$64,011,952	$—	$64,011,952

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,434,522	$—	$55,434,522	$—	$55,434,522

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$3,211,951	$—	$3,211,951	$—	$(133,438)	$52,323,471	$55,401,984
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,651,263,997	$59,839,109	$(7,515,638)	$52,323,471

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011 post-October capital losses in the amount of $133,438.

46	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Bond Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	47

Supplemental Information

(Unaudited)

NVIT Bond Index Fund

Other Federal Tax Information

The Fund designates $5,019,377, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

48	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
				International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006; Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	49

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

50	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	51

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

52	Annual Report 2010

NVIT CardinalSM Aggressive Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-AG (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are provided for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for

2	Annual Report 2010

comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and

2010 Annual Report	3

Important Disclosures (Continued)

tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT CardinalSM Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Cardinal Aggressive Fund (the Aggressive Fund) (Class II at NAV) returned 14.96% versus 13.93% for its composite benchmark, which consists of 65% Russell 3000® Index, 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 5% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Global Core Funds (consisting of 78 funds as of December 31, 2010) was 13.35% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Large Cap Value Fund (with target allocations within the Aggressive Fund of 20% each during the reporting period) provided the most-positive relative returns for the Aggressive Fund, gaining 15.74% and 13.29%, respectively, during the reporting period. In comparison to the underlying fund’s benchmark (the Russell 1000® Growth Index), the underlying NVIT Multi-Manager Large Cap Growth Fund held overweight positions in the consumer discretionary and information technology sectors, and posted positive relative returns due to strong stock selection in those sectors. Similarly, the underlying NVIT Multi-Manager Large Cap Value Fund held overweight positions (relative to the underlying fund’s benchmark, the Russell 1000® Value Index) in the materials and industrials sectors. The stocks selected in these sectors also posted strong returns relative to the underlying fund’s benchmark.

What areas of investment detracted from Fund performance?

During the reporting period, all 11 underlying investments within the Aggressive Fund posted positive returns. Those underlying investments that provided the least-positive contribution to the Aggressive Fund’s overall returns were the NVIT Core Bond Fund and the NVIT Core Plus Bond Fund. These two underlying funds returned 7.22% and 8.50%, respectively, and had target allocations within the Aggressive Fund of only 2.5% each during the reporting period. These two underlying funds are considered detractors from Fund performance simply because the combination of their returns, though positive and in excess of their benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index, and their allocations within the Aggressive Fund were lower relative to the other investments of the Aggressive Fund.

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve Board and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007–2009. We believe the Federal Reserve will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Cardinal Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	15.00%	0.54%
Class II	14.96%	0.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	1.88%	1.16%
Class II	2.13%	1.25%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Aggressive Fund versus performance of the the Composite Index (a), the Russell 3000 Index (b), the MSCI EAFE Index (c), the Barclays Capital U.S. Aggregate Bond Index (d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index is comprised of 65% Russell 3000 Index, 30% MSCI EAFE Index and 5% Barclays Capital U.S. Aggregate Bond Index.

(b)	The Russell 3000 Index is a benchmark index comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(c)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(d)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Cardinal Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Cardinal Aggressive Fund		Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class I Shares	Actual	1,000.00	1,249.10	1.87	0.33
	Hypothetical[c]	1,000.00	1,023.54	1.68	0.33
Class II Shares	Actual	1,000.00	1,249.20	2.38	0.42
	Hypothetical[c]	1,000.00	1,023.09	2.14	0.42

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Cardinal Aggressive Fund

Asset Allocation
Equity Funds	95.5%
Fixed Income Funds	4.6%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings †
NVIT Multi-Manager Large Cap Value Fund, Class Y	20.2%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	20.1%
NVIT Multi-Manager International Growth Fund, Class Y	14.8%
NVIT Multi-Manager International Value Fund, Class Y	14.5%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	7.8%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.6%
NVIT Multi-Manager Small Cap Value Fund, Class Y	4.2%
NVIT Multi-Manager Small Cap Growth Fund, Class Y	4.2%
NVIT Core Plus Bond Fund, Class Y	2.3%
NVIT Core Bond Fund, Class Y	2.2%
NVIT Multi-Manager Small Company Fund, Class Y	2.1%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Cardinal Aggressive Fund

Mutual Funds 100.1%

	Shares	Market Value

Equity Funds 95.5%
NVIT Multi-Manager International Growth Fund, Class Y (a)	450,475	$4,405,647
NVIT Multi-Manager International Value Fund, Class Y (a)	424,252	4,314,642
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	621,127	5,981,455
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	669,256	6,016,611
NVIT Multi-Manager Mid Cap Growth Fund, Class Y*(a)	216,054	2,303,133
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	220,150	2,267,548
NVIT Multi-Manager Small Cap Growth Fund, Class Y*(a)	80,374	1,245,802
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	119,331	1,249,400
NVIT Multi-Manager Small Company Fund, Class Y (a)	34,634	625,497

Total Equity Funds (cost $25,613,555)		28,409,735

Fixed Income Funds 4.6%
NVIT Core Bond Fund, Class Y (a)	63,865	672,502
NVIT Core Plus Bond Fund, Class Y (a)	61,084	678,646

Total Fixed Income Funds (cost $1,369,693)		1,351,148

Total Mutual Funds (cost $26,983,248)		29,760,883

Total Investments (cost $26,983,248) (b) — 100.1%		29,760,883
Liabilities in excess of other assets — (0.1)%		(22,857)

NET ASSETS — 100.0%		$29,738,026

*	Denotes a non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Cardinal Aggressive Fund
Assets:
Investments in affiliates, at value (cost $26,983,248)	$29,760,883
Cash	40
Receivable for capital shares issued	71,805
Receivable from adviser	2,012
Prepaid expenses	52

Total Assets	29,834,792

Liabilities:
Payable for investments purchased	70,228
Payable for capital shares redeemed	1,577
Accrued expenses and other payables:
Fund administration fees	4,122
Distribution fees	1,850
Administrative servicing fees	1,235
Accounting and transfer agent fees	1,026
Trustee fees	577
Custodian fees	51
Compliance program costs (Note 3)	38
Professional fees	6,436
Printing fees	8,815
Other	811

Total Liabilities	96,766

Net Assets	$29,738,026

Represented by:
Capital	$26,066,982
Accumulated undistributed net investment income	418,171
Accumulated net realized gains from investment transactions with affiliates	475,238
Net unrealized appreciation/(depreciation) from investments in affiliates	2,777,635

Net Assets	$29,738,026

Net Assets:
Class I Shares	$4,407,665
Class II Shares	25,330,361

Total	$29,738,026

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	492,671
Class II Shares	2,833,420

Total	3,326,091

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.95
Class II Shares	$8.94

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Cardinal Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$244,332
Other income from non-affiliates	5

Total Income	244,337

EXPENSES:
Investment advisory fees	38,696
Fund administration fees	31,495
Distribution fees Class II Shares	40,770
Administrative servicing fees Class I Shares	1,520
Administrative servicing fees Class II Shares	8,154
Professional fees	12,603
Printing fees	15,543
Trustee fees	1,019
Custodian fees	764
Accounting and transfer agent fees	805
Compliance program costs (Note 3)	76
Other	4,245

Total expenses before earnings credit and expenses waived and reimbursed	155,690

Earnings credit (Note 5)	(2)
Distribution fees voluntarily waived — Class II (Note 3)	(26,092)
Expenses reimbursed by adviser (Note 3)	(50,958)

Net Expenses	78,638

NET INVESTMENT INCOME	165,699

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	564,433
Net realized gains from investment transactions with affiliates	2,166,127

Net realized gains from investments	2,730,560

Net change in unrealized appreciation/(depreciation) from investments in affiliates	468,127

Net realized/unrealized gains from affiliated investments	3,198,687

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,364,386

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Cardinal Aggressive Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$165,699	$90,275
Net realized gains/(losses) from investment transactions	2,730,560	(1,696,043)
Net change in unrealized appreciation from investments	468,127	4,692,344

Change in net assets resulting from operations	3,364,386	3,086,576

Distributions to Shareholders From:
Net investment income:
Class I	(12,151)	(14,456)
Class II	(53,354)	(86,619)
Net realized gains:
Class I	(309,459)	(428)
Class II	(1,781,739)	(2,886)
Return of capital:
Class I	–	(581)
Class II	–	(3,484)

Change in net assets from shareholder distributions	(2,156,703)	(108,454)

Change in net assets from capital transactions	13,506,197	4,820,623

Change in net assets	14,713,880	7,798,745

Net Assets:
Beginning of year	15,024,146	7,225,401

End of year	$29,738,026	$15,024,146

Accumulated undistributed net investment income at end of year	$418,171	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,595,339	$1,430,968
Dividends reinvested	321,610	15,465
Cost of shares redeemed	(661,751)	(1,364,702)

Total Class I	2,255,198	81,731

Class II Shares
Proceeds from shares issued	20,065,897	6,457,122
Dividends reinvested	1,835,093	92,989
Cost of shares redeemed	(10,649,991)	(1,811,219)

Total Class II	11,250,999	4,738,892

Change in net assets from capital transactions	$13,506,197	$4,820,623

SHARE TRANSACTIONS:
Class I Shares
Issued	298,909	203,504
Reinvested	36,060	2,097
Redeemed	(77,262)	(207,900)

Total Class I Shares	257,707	(2,299)

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	13

Statements of Changes in Net Assets (Continued)

	NVIT Cardinal Aggressive Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Class II Shares
Issued	2,285,522	933,640
Reinvested	205,831	12,485
Redeemed	(1,209,580)	(257,168)

Total Class II Shares	1,281,773	688,957

Total change in shares	1,539,480	686,658

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$8.41	0.08	1.17	1.25	(0.03)	(0.68)	–	(0.71)	$8.95	15.00%	$4,407,665	0.33%	0.87%	0.60%	51.11%
Year Ended December 31, 2009 (e)	$6.57	0.07	1.84	1.91	(0.07)	–	–	(0.07)	$8.41	29.30%	$1,976,590	0.33%	0.95%	0.53%	32.02%
Period Ended December 31, 2008 (e)(f)	$10.00	0.06	(3.21)	(3.15)	(0.13)	(0.15)	–	(0.28)	$6.57	(31.73)%	$1,559,214	0.30%	0.98%	0.81%	26.73%

Class II Shares
Year Ended December 31, 2010 (e)	$8.41	0.07	1.17	1.24	(0.03)	(0.68)	–	(0.71)	$8.94	14.96%	$25,330,361	0.42%	0.85%	0.84%	51.11%
Year Ended December 31, 2009 (e)	$6.57	0.06	1.85	1.91	(0.07)	–	–	(0.07)	$8.41	29.20%	$13,047,556	0.42%	0.89%	0.78%	32.02%
Period Ended December 31, 2008 (e)(f)	$10.00	0.06	(3.21)	(3.15)	(0.13)	(0.15)	–	(0.28)	$6.57	(31.76)%	$5,666,187	0.41%	1.03%	1.20%	26.73%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Notes to Financial Statements

December 31, 2010

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.
The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated underlying portfolios of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs ( Level 3 measurements) when the market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

16	Annual Report 2010

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 Securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of the foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$29,760,883	$—	$—	$29,760,883
Total	$29,760,883	$—	$—	$29,760,883
*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the period ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes,

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to adjustments to prior period accumulated balances, litigation income, section 267 loss deferrals for underlying funds, and reclasses of capital gains from underlying funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. Federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

18	Annual Report 2010

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s Investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative servicing fees, and certain other expenses) from exceeding 0.28% for all share Classes until April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of The Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2008 (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$21,329	$32,383	$50,958	$104,670
(a)	For the period March 28, 2008 (commencement of operations) to December 31, 2008.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services provided under this agreement are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $9,674 in Administrative Servicing fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $76.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2011. During the year ended December 31, 2010, the waiver of such distribution fees by NFD amounted to $26,092.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each of the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

20	Annual Report 2010

4.  Investment in Affiliate Issuers

The Fund invests in Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value December 31, 2010
NVIT Core Bond Fund, Class Y	$377,860	$546,577	$256,754	$16,322	$22,063	$672,502
NVIT Core Plus Bond Fund, Class Y	378,600	553,856	258,034	15,017	33,435	678,646
NVIT Multi-Manager International Growth Fund, Class Y	2,271,604	3,177,398	1,486,630	33,304	347,525	4,405,647
NVIT Multi-Manager International Value Fund, Class Y	2,260,101	3,330,238	1,451,013	94,463	364,085	4,314,642
NVIT Multi-Manager Large Cap Growth Fund, Class Y	3,001,205	4,433,510	1,934,683	9,350	390,773	5,981,455
NVIT Multi-Manager Large Cap Value Fund, Class Y	2,996,508	4,594,524	1,934,684	39,282	344,679	6,016,611
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	1,126,427	1,572,047	809,894	—	197,387	2,303,133
NVIT Multi-Manager Mid Cap Value Fund, Class Y	1,124,727	1,700,661	745,021	28,315	178,939	2,267,548
NVIT Multi-Manager Small Cap Growth Fund, Class Y	597,531	838,425	409,247	—	105,277	1,245,802
NVIT Multi-Manager Small Cap Value Fund, Class Y	597,140	844,658	409,109	6,233	118,415	1,249,400
NVIT Multi-Manager Small Company Fund, Class Y	298,951	421,258	202,215	2,046	63,549	625,497

Amounts designated as “—” are zero or have been rounded to zero.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $22,013,152 and sales of $9,897,284 (excluding short-term securities).

7.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Underlying Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Underlying Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquidity secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by the Underlying Funds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distribution paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$65,505	$2,091,198	$2,156,703	$—	$2,156,703

Amount designated as “—” is zero or has been rounded to zero.

22	Annual Report 2010

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$100,662	$3,727	$104,389	$4,065	$108,454

As of December 31, 2010, the components of accumulate earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$418,171	$485,159	$903,330	$—	$—	$2,767,714	$3,671,044

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$26,993,169	$2,844,763	$(77,049)	$2,767,714

2010 Annual Report	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

24	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT CardinalSM Aggressive Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 38.12%.

The Fund designates $2,091,198, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

2010 Annual Report	25

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

26	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

28	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	29

NVIT CardinalSM Balanced Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-BAL (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2	Annual Report 2010

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization- weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard &Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

2010 Annual Report	3

Important Disclosures (Continued)

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT CardinalSM Balanced Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Cardinal Balanced Fund (the Balanced Fund) (Class II at NAV) returned 10.41% versus 11.05% for its composite benchmark, which consists of 35% Russell 3000® Index, 15% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 50% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 216 funds as of December 31, 2010) was 11.32% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Mid Cap Growth Fund (with target allocations within the Balanced Fund of 12.5% and 5%, respectively, during the reporting period) provided the most-positive relative returns for the Balanced Fund, gaining 15.74% and 26.75%, respectively, during the reporting period. In comparison to the underlying fund’s benchmark (the Russell 1000® Growth Index), the underlying NVIT Multi-Manager Large Cap Growth Fund held overweight positions in two sectors — consumer discretionary and information technology — and posted positive relative returns due to strong stock selection in those sectors. Similarly, the underlying NVIT Multi-Manager Mid Cap Growth Fund benefited from slight overweight positions (relative to the underlying fund’s benchmark, the Russell Midcap® Growth Index) in the information technology and energy sectors, and from strong stock selection within those sectors.

What areas of investment detracted from Fund performance?

During the reporting period, none of the 13 underlying investments within the Balanced Fund posted a negative return. Those underlying investments that provided the least-positive contribution to the Balanced Fund’s overall returns were the NVIT Money Market Fund and the NVIT Multi-Manager International Value Fund. These two

underlying funds returned 0.00% and 6.32%, respectively, and had target allocations within the Balanced Fund of 5% and 6%, respectively, during the reporting period. The underlying NVIT Money Market Fund provided no contribution to overall Fund performance as the Federal Reserve Board continued to adhere to its near-zero interest-rate policy throughout 2010. This contributed to the dampening of yields at the shortest end of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), thus resulting in virtually nonexistent returns on money market instruments (the principal investments held in the NVIT Money Market Fund). The underlying NVIT Multi-Manager International Value Fund was adversely affected by relatively poor stock selection in three sectors — information technology, health care and utilities. In addition, underweight positions in Japan and other Pacific Rim markets relative to the MSCI EAFE Index detracted from Balanced Fund performance.

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007–2009. We believe the Fed will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Cardinal Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	10.46%	3.43%
Class II	10.41%	3.33%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.98%	0.96%
Class II	1.23%	1.05%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Balanced Fund versus performance of the Composite Index (a), the Russell 3000 Index (b), the MSCI EAFE Index (c), the Barclays Capital U.S. Aggregate Bond Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index (new) is comprised of 35% Russell 3000 Index, 15% MSCI EAFE Index and 50% Barclays Capital U.S. Aggregate Bond Index.

(b)	The Russell 3000 Index is a benchmark index comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(c)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(d)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Cardinal Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Cardinal Balanced Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class I Shares	Actual		1,000.00	1,131.40	1.56	0.29
	Hypothetical	[c]	1,000.00	1,023.74	1.48	0.29
Class II Shares	Actual		1,000.00	1,131.30	2.10	0.39
	Hypothetical	[c]	1,000.00	1,023.24	1.99	0.39

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Cardinal Balanced Fund

Asset Allocation
Equity Funds	52.4%
Fixed Income Funds	43.8%
Money Market Fund	3.8%
Liabilities in excess of other assets ‡	0.0%

100.0%

Top Holdings †
NVIT Short-Term Bond Fund, Class Y	15.3%
NVIT Core Plus Bond Fund, Class Y	14.3%
NVIT Core Bond Fund, Class Y	14.2%
NVIT Multi-Manager Large Cap Value Fund, Class Y	13.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	13.1%
NVIT Multi-Manager International Growth Fund, Class Y	6.2%
NVIT Multi-Manager International Value Fund, Class Y	6.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5.3%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.3%
NVIT Money Market Fund, Class Y	3.9%
Other Holdings	3.3%

100.0%

‡	Amount rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Cardinal Balanced Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 52.4%
NVIT Multi-Manager International Growth Fund, Class Y (a)	6,762,550	$66,137,734
NVIT Multi-Manager International Value Fund, Class Y (a)	6,385,186	64,937,338
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	14,540,921	140,029,065
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	15,680,974	140,971,953
NVIT Multi-Manager Mid Cap Growth Fund, Class Y *(a)	5,383,750	57,390,773
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	5,496,857	56,617,627
NVIT Multi-Manager Small Cap Growth Fund, Class Y *(a)	750,673	11,635,426
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,116,795	11,692,844
NVIT Multi-Manager Small Company Fund, Class Y (a)	648,023	11,703,298

Total Equity Funds (cost $477,623,592)		561,116,058

Fixed Income Funds 43.8%
NVIT Core Bond Fund, Class Y (a)	14,420,766	151,850,665
NVIT Core Plus Bond Fund, Class Y (a)	13,790,587	153,213,427
NVIT Short-Term Bond Fund, Class Y (a)	15,799,438	163,840,171

Total Fixed Income Funds (cost $462,940,406)		468,904,263

Money Market Fund 3.8%
NVIT Money Market Fund, Class Y, 0.02% (a)(b)	41,377,841	41,377,841

Total Money Market Fund (cost $41,377,841)		41,377,841

Total Mutual Funds (cost $981,941,839)		1,071,398,162

Total Investments (cost $981,941,839) (c) — 100.0%		1,071,398,162
Liabilities in excess of other assets — 0.0% †		(365,835)

NET ASSETS — 100.0%		$1,071,032,327

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Cardinal Balanced Fund
Assets:
Investments in affiliates, at value (cost $981,941,839)	$1,071,398,162
Receivable for capital shares issued	6,172,249
Cash	1,563
Prepaid expenses	1,376

Total Assets	1,077,573,350

Liabilities:
Payable for investments purchased	6,171,514
Payable for capital shares redeemed	735
Accrued expenses and other payables:
Investment advisory fees	175,507
Fund administration fees	23,321
Distribution fees	68,551
Administrative servicing fees	41,063
Accounting and transfer agent fees	3,807
Trustee fees	12,670
Custodian fees	812
Compliance program costs (Note 3)	669
Professional fees	9,153
Printing fees	12,766
Other	20,455

Total Liabilities	6,541,023

Net Assets	$1,071,032,327

Represented by:
Capital	$959,692,964
Accumulated undistributed net investment income	13,547,521
Accumulated net realized gains from investment transactions with affiliates	8,335,519
Net unrealized appreciation/(depreciation) from investments in affiliates	89,456,323

Net Assets	$1,071,032,327

Net Assets:
Class I Shares	$137,723,174
Class II Shares	933,309,153

Total	$1,071,032,327

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	13,196,331
Class II Shares	89,545,514

Total	102,741,845

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.44
Class II Shares	$10.42

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Cardinal Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliates	$11,586,443
Other income from non-affiliates	140

Total Income	11,586,583

EXPENSES:
Investment advisory fees	1,251,208
Fund administration fees	134,562
Distribution fees Class II Shares	1,516,623
Administrative servicing fees Class I Shares	9,474
Administrative servicing fees Class II Shares	303,334
Professional fees	44,154
Printing fees	20,946
Trustee fees	27,389
Custodian fees	23,974
Accounting and transfer agent fees	4,854
Compliance program costs (Note 3)	1,929
Other	26,202

Total expenses before earnings credit and expenses waived	3,364,649

Earnings credit (Note 5)	(1)
Distribution fees voluntarily waived — Class II (Note 3)	(970,650)

Net Expenses	2,393,998

NET INVESTMENT INCOME	9,192,585

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	17,544,546
Net realized gains from investment transactions with affiliates	364,734

Net realized gains from investment transactions with affiliates	17,909,280

Net change in unrealized appreciation/(depreciation) from investments in affiliates	48,647,373

Net realized/unrealized gains from affiliated investments	66,556,653

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$75,749,238

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Cardinal Balanced Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$9,192,585	$4,867,795
Net realized gains/(losses) from investment transactions	17,909,280	(5,906,219)
Net change in unrealized appreciation from investments	48,647,373	57,458,124

Change in net assets resulting from operations	75,749,238	56,419,700

Distributions to Shareholders From:
Net investment income:
Class I	(36,103)	(37,722)
Class II	(5,607,494)	(6,321,297)
Return of capital:
Class I	–	(261)
Class II	–	(43,765)

Change in net assets from shareholder distributions	(5,643,597)	(6,403,045)

Change in net assets from capital transactions	573,582,564	230,662,968

Change in net assets	643,688,205	280,679,623

Net Assets:
Beginning of year	427,344,122	146,664,499

End of year	$1,071,032,327	$427,344,122

Accumulated undistributed net investment income at end of year	$13,547,521	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$131,815,733	$1,379,160
Dividends reinvested	36,103	37,983
Cost of shares redeemed	(1,226,633)	(1,089,995)

Total Class I	130,625,203	327,148

Class II Shares
Proceeds from shares issued	440,283,558	225,814,738
Dividends reinvested	5,607,494	6,365,062
Cost of shares redeemed	(2,933,691)	(1,843,980)

Total Class II	442,957,361	230,335,820

Change in net assets from capital transactions	$573,582,564	$230,662,968

SHARE TRANSACTIONS:
Class I Shares
Issued	13,072,363	159,460
Reinvested	3,732	4,176
Redeemed	(126,277)	(134,834)

Total Class I Shares	12,949,818	28,802

Class II Shares
Issued	44,721,273	26,212,840
Reinvested	580,555	692,581
Redeemed	(302,834)	(215,052)

Total Class II Shares	44,998,994	26,690,369

Total change in shares	57,948,812	26,719,171

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$9.55	0.41	0.58	0.99	(0.10)	–	(0.10)	$10.44	10.46%		$137,723,174	0.29%	4.00%	0.29%	3.87%
Year Ended December 31, 2009 (e)	$8.12	0.15	1.45	1.60	(0.17)	–	(0.17)	$9.55	19.88%		$2,353,767	0.30%	1.72%	0.30%	8.76%
Period Ended December 31, 2008 (f)	$10.00	0.12	(1.82)	(1.70)	(0.14)	(0.04)	(0.18)	$8.12	(17.10%	)	$1,767,818	0.26%	1.90%	0.34%	13.21%

Class II Shares
Year Ended December 31, 2010 (e)	$9.54	0.14	0.83	0.97	(0.09)	–	(0.09)	$10.42	10.41%		$933,309,153	0.38%	1.38%	0.54%	3.87%
Year Ended December 31, 2009 (e)	$8.11	0.15	1.45	1.60	(0.17)	–	(0.17)	$9.54	19.82%		$424,990,355	0.38%	1.75%	0.54%	8.76%
Period Ended December 31, 2008 (f)	$10.00	0.12	(1.83)	(1.71)	(0.14)	(0.04)	(0.18)	$8.11	(17.23%	)	$144,896,681	0.39%	2.73%	0.59%	13.21%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Balanced Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other series of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the ”Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at NAV as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment advisor or designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuation determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade and that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$1,071,398,162	$—	$—	$1,071,398,162
Total	$1,071,398,162	$—	$—	$1,071,398,162
*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

16	Annual Report 2010

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to losses deferred as per IRC Section 267 and reclassification of litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e. greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares in the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid advisory fees according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement, that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.25% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$19,606	$—	$—	$19,606

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period March 28, 2008 (commencement of operations) to December 31, 2008.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provides to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

18	Annual Report 2010

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $312,808 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,929.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2011. During the year ended December 31, 2010, the waiver of such distribution fees by NFD amounted to $970,650.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each of the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

4.  Investment in Affiliate Issuers

The Fund invests in Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value at December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/ (Loss)	Market Value at December 31, 2010
NVIT Core Bond Fund, Class Y	$64,281,168	$90,146,612	$2,828,950	$3,322,902	$276,646	$151,850,665
NVIT Core Plus Bond Fund, Class Y	64,406,382	91,577,489	3,031,465	2,884,047	422,542	153,213,427
NVIT Money Market Fund, Class Y	25,762,659	28,411,484	12,796,302	71	—	41,377,841
NVIT Multi-Manager International Growth Fund, Class Y	25,762,659	34,667,321	791,849	484,553	(18,420)	66,137,734
NVIT Multi-Manager International Value Fund, Class Y	25,632,863	36,672,194	237,834	1,404,310	(9,328)	64,937,338
NVIT Multi-Manager Large Cap Growth Fund, Class Y	53,185,274	76,735,342	612,086	218,209	(81,481)	140,029,065
NVIT Multi-Manager Large Cap Value Fund, Class Y	53,102,497	80,064,532	495,488	857,950	(62,369)	140,971,953
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	21,292,476	28,485,640	2,025,540	—	(148,275)	57,390,773
NVIT Multi-Manager Mid Cap Value Fund, Class Y	21,260,504	31,632,398	582,973	650,356	(22,759)	56,617,627
NVIT Multi-Manager Small Cap Growth Fund, Class Y	4,235,710	5,697,128	222,967	—	(17,769)	11,635,426
NVIT Multi-Manager Small Cap Value Fund, Class Y	4,232,958	5,750,369	197,425	53,241	(7,603)	11,692,844
NVIT Multi-Manager Small Company Fund, Class Y	4,238,333	5,733,076	171,615	35,948	5,910	11,703,298
NVIT Short-Term Bond Fund, Class Y	60,112,741	104,320,792	554,946	1,674,856	27,640	163,840,171

Amounts designated as “—” are zero or have been rounded to zero.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such

20	Annual Report 2010

DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $619,894,377 and sales of $24,549,440 (excluding short-term securities).

7.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Underlying Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Underlying Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment at interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by the Underlying Funds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,643,597	$—	$5,643,597	$—	$5,643,597

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

The tax character distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distribution Paid
$6,341,139	$17,880	$6,359,019	$44,026	$6,403,045

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$13,547,521	$8,281,980	$21,829,501	$—	$—	$89,509,862	$111,339,363

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to an outstanding return of capital.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$981,888,300	$95,038,090	$(5,528,228)	$89,509,862

22	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Balanced Fund::

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Balanced Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	23

Supplemental Information

(Unaudited)

NVIT Cardinal Balanced Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 21.91%.

24	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	25

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

26	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28	Annual Report 2010

NVIT CardinalSM Capital Appreciation Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-CAP (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2	Annual Report 2010

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index comprising publicly issued medium and larger issues of U.S. government, investment-grade corporate, and international dollar-denominated bonds with a maturity of between one and three years.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange

(AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.

Standard &Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

2010 Annual Report	3

Important Disclosures (Continued)

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT CardinalSM Capital

Appreciation Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Cardinal Capital Appreciation Fund (the Capital Appreciation Fund) (Class II at NAV) returned 12.39% versus 12.60% for its composite benchmark, which consists of 50% Russell 3000® Index, 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 30% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 244 funds as of December 31, 2010) was 13.18% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Large Cap Value Fund (with target allocations within the Capital Appreciation Fund of 16% each during the reporting period) provided the most positive relative returns for the Capital Appreciation Fund, gaining 15.74% and 13.29%, respectively, during the reporting period. In comparison to the underlying fund’s benchmark (the Russell 1000 Growth Index), the NVIT Multi-Manager Large Cap Growth Fund held overweight positions in two sectors – consumer discretionary and information technology – and posted positive relative returns due to strong stock selection in those sectors. Similarly, the NVIT Multi-Manager Large Cap Value Fund held overweight positions (relative to the underlying fund’s benchmark, the Russell 1000 Value Index) in the materials and industrials sectors and the stocks selected in these sectors also posted strong returns relative to the underlying fund’s benchmark.

What areas of investment detracted from Fund performance?

During the reporting period, none of the 13 underlying investments within the Capital Appreciation Fund posted a negative return. Those underlying investments that provided the least positive contribution to the Capital Appreciation Fund’s overall returns were the NVIT Money Market Fund and the NVIT Short Term Bond Fund. These two underlying funds returned 0.00% and 2.73%, respectively, and had target allocations within the

Capital Appreciation Fund of 2% and 8%, respectively, during the reporting period. The NVIT Money Market Fund provided no contribution to overall Fund performance as the U.S. Federal Reserve Board (Fed) continued to adhere to its near zero interest rate policy throughout 2010. This contributed to the dampening of yields at the shortest end of the curve, thus resulting in virtually non-existent returns on money market instruments (the principal investments held in the NVIT Money Market Fund). The NVIT Short Term Bond Fund is considered a detractor to Fund performance simply because the combination of the underlying fund’s return, though positive (and in excess of the underlying fund’s benchmark – BarCap U.S. Aggregate 1-5 Year Index), and the underlying fund’s target allocation of 7% within the Capital Appreciation Fund resulted in a lower relative contribution to the overall return of the Capital Appreciation Fund.

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007–2009. We believe the Fed will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Cardinal Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	12.46%	2.29%
Class II	12.39%	2.23%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	1.05%	1.03%
Class II	1.30%	1.12%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Capital Appreciation Fund versus performance of the Composite Index (a), the Russell 3000 Index (b), the MSCI EAFE Index (c), the

Barclays Capital U.S. Aggregate Bond Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index is comprised of 50% Russell 3000 Index, 20% MSCI EAFE Index and 30% Barclays Capital U.S. Aggregate Bond Index.

(b)	The Russell 3000 Index is a benchmark index comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(c)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(d)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Cardinal Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Cardinal Capital Appreciation Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class I Shares	Actual		1,000.00	1,182.20	1.65	0.30
	Hypothetical	[c]	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual		1,000.00	1,182.00	2.14	0.39
	Hypothetical	[c]	1,000.00	1,023.24	1.99	0.39

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Cardinal Capital Appreciation Fund

Asset Allocation
Equity Funds	72.0%
Fixed Income Funds	26.1%
Money Market Fund	1.9%
Liabilities in excess of other assets ‡	0.0%

100.0%

Top Holdings †
NVIT Multi-Manager Large Cap Value Fund, Class Y	16.5%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	16.4%
NVIT Multi-Manager International Growth Fund, Class Y	10.1%
NVIT Multi-Manager International Value Fund, Class Y	9.9%
NVIT Core Plus Bond Fund, Class Y	9.3%
NVIT Core Bond Fund, Class Y	9.3%
NVIT Short-Term Bond Fund, Class Y	7.5%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	6.9%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6.8%
NVIT Multi-Manager Small Cap Value Fund, Class Y	2.2%
Other Holdings	5.1%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Cardinal Capital Appreciation Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 72.0%
NVIT Multi-Manager International Growth Fund, Class Y (a)	13,651,616	$133,512,808
NVIT Multi-Manager International Value Fund, Class Y (a)	12,878,111	130,970,394
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	22,541,488	217,074,531
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	24,299,039	218,448,359
NVIT Multi-Manager Mid Cap Growth Fund, Class Y *(a)	8,478,366	90,379,381
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	8,654,402	89,140,342
NVIT Multi-Manager Small Cap Growth Fund, Class Y *(a)	1,819,758	28,206,251
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	2,706,265	28,334,591
NVIT Multi-Manager Small Company Fund, Class Y (a)	785,070	14,178,363

Total Equity Funds (cost $813,316,748)		950,245,020

Fixed Income Funds 26.1%
NVIT Core Bond Fund, Class Y (a)	11,633,770	122,503,598
NVIT Core Plus Bond Fund, Class Y (a)	11,126,613	123,616,666
NVIT Short-Term Bond Fund, Class Y (a)	9,560,121	99,138,459

Total Fixed Income Funds (cost $341,418,869)		345,258,723

Money Market Fund 1.9%
NVIT Money Market Fund, Class Y, 0.00% (a) (b)	25,032,541	25,032,541

Total Money Market Fund (cost $25,032,541)		25,032,541

Total Mutual Funds (cost $1,179,768,158)		1,320,536,284

Total Investments (cost $1,179,768,158) (c) — 100.0%		1,320,536,284
Liabilities in excess of other assets — 0.0%†		(458,579)

NET ASSETS — 100.0%		$1,320,077,705

*	Denotes a non-income producing security.
(a)	Investment in affiliate.
(b)	Represents 7-day effective yield as of December 31, 2010.
(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.
†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Cardinal Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $1,179,768,158)	$1,320,536,284
Cash	1,891
Receivable for capital shares issued	3,094,782
Prepaid expenses	1,877

Total Assets	1,323,634,834

Liabilities:
Payable for investments purchased	3,049,791
Payable for capital shares redeemed	44,992
Accrued expenses and other payables:
Investment advisory fees	212,910
Fund administration fees	27,528
Distribution fees	95,155
Administrative servicing fees	50,170
Accounting and transfer agent fees	4,801
Trustee fees	17,967
Custodian fees	1,665
Compliance program costs (Note 3)	1,006
Professional fees	10,589
Printing fees	12,494
Other	28,061

Total Liabilities	3,557,129

Net Assets	$1,320,077,705

Represented by:
Capital	$1,150,299,150
Accumulated undistributed net investment income	17,900,356
Accumulated net realized gains from investment transactions with affiliates	11,110,073
Net unrealized appreciation/(depreciation) from investments in affiliates	140,768,126

Net Assets	$1,320,077,705

Net Assets:
Class I Shares	$9,175,067
Class II Shares	1,310,902,638

Total	$1,320,077,705

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	905,024
Class II Shares	129,333,248

Total	130,238,272

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.14
Class II Shares	$10.14

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Cardinal Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliates	$13,207,545
Other income from non-affiliates	190

Total Income	13,207,735

EXPENSES:
Investment advisory fees	1,642,303
Fund administration fees	167,641
Distribution fees Class II Shares	2,038,076
Administrative servicing fees Class I Shares	2,956
Administrative servicing fees Class II Shares	407,627
Professional fees	57,303
Printing fees	20,636
Trustee fees	37,831
Custodian fees	33,952
Accounting and transfer agent fees	6,254
Compliance program costs (Note 3)	2,759
Other	33,397

Total expenses before earnings credit and expenses waived	4,450,735

Earnings Credit (Note 5)	(1)
Distribution fees voluntarily waived—Class II (Note 3)	(1,304,383)

Net Expenses	3,146,351

NET INVESTMENT INCOME	10,061,384

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	23,785,354
Net realized losses from investment transactions with affiliates	(607,512)

Net realized gains from investments in affiliates	23,177,842

Net change in unrealized appreciation/(depreciation) from investments in affiliates	87,684,680

Net realized/unrealized gains from affiliated investments	110,862,522

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$120,923,906

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Cardinal Capital Appreciation Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$10,061,384	$4,541,139
Net realized gains/(losses) from investment transactions	23,177,842	(7,994,104)
Net change in unrealized appreciation from investments	87,684,680	78,086,389

Change in net assets resulting from operations	120,923,906	74,633,424

Distributions to Shareholders From:
Net investment income:
Class I	(44,197)	(50,739)
Class II	(5,638,718)	(5,732,367)
Net realized gains:
Class I	(290)	—
Class II	(39,146)	—

Change in net assets from shareholder distributions	(5,722,351)	(5,783,106)

Change in net assets from capital transactions	655,890,315	363,609,895

Change in net assets	771,091,870	432,460,213

Net Assets:
Beginning of year	548,985,835	116,525,622

End of year	$1,320,077,705	$548,985,835

Accumulated undistributed net investment income at end of year	$17,900,356	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,331,108	$2,630,262
Dividends reinvested	44,487	50,739
Cost of shares redeemed	(1,225,735)	(958,382)

Total Class I	4,149,860	1,722,619

Class II Shares
Proceeds from shares issued	653,620,133	364,860,401
Dividends reinvested	5,677,864	5,732,367
Cost of shares redeemed	(7,557,542)	(8,705,492)

Total Class II	651,740,455	361,887,276

Change in net assets from capital transactions	$655,890,315	$363,609,895

SHARE TRANSACTIONS:
Class I Shares
Issued	562,164	323,704
Reinvested	4,883	5,941
Redeemed	(132,784)	(130,306)

Total Class I Shares	434,263	199,339

Class II Shares
Issued	69,613,755	44,896,517
Reinvested	623,407	662,945
Redeemed	(845,702)	(1,025,378)

Total Class II Shares	69,391,460	44,534,084

Total change in shares	69,825,723	44,733,423

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Capital Appreciation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$9.09	0.12	1.00	1.12	(0.07)	–	(0.07)	$10.14	12.46%	$9,175,067	0.29%	1.28%	0.29%	3.48%
Year Ended December 31, 2009 (e)	$7.43	0.13	1.66	1.79	(0.13)	–	(0.13)	$9.09	24.25%	$4,277,333	0.30%	1.59%	0.30%	9.53%
Period Ended December 31, 2008 (e) (f)	$10.00	0.10	(2.47)	(2.37)	(0.13)	(0.07)	(0.20)	$7.43	(23.81)%	$2,016,215	0.27%	1.53%	0.34%	14.19%

Class II Shares
Year Ended December 31, 2010 (e)	$9.09	0.11	1.01	1.12	(0.07)	–	(0.07)	$10.14	12.39%	$1,310,902,638	0.38%	1.22%	0.54%	3.48%
Year Ended December 31, 2009 (e)	$7.43	0.13	1.65	1.78	(0.12)	–	(0.12)	$9.09	24.16%	$544,708,502	0.38%	1.55%	0.54%	9.53%
Period Ended December 31, 2008 (e) (f)	$10.00	0.10	(2.47)	(2.37)	(0.13)	(0.07)	(0.20)	$7.43	(23.84)%	$114,509,407	0.39%	1.95%	0.59%	14.19%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Capital Appreciation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated underlying portfolios of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$1,320,536,284	$—	$—	$1,320,536,284
Total	$1,320,536,284	$—	$—	$1,320,536,284

*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the period ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

16	Annual Report 2010

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to litigation income, IRC Section 267 wash sale deferrals and NVIT Multi Manager International Growth Funds return of capital. These reclassifications have no effect upon the NAV of the Fund. Any distributions in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative servicing fees, and certain other expenses) from exceeding 0.25% for all share classes until April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$19,741	$—	$—	$19,741
(a)	For the period March 28, 2008 (commencement of operations) to December 31, 2008.

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

18	Annual Report 2010

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $410,583 in Administrative Servicing fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $2,759.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2011. During the year ended December 31, 2010, the waiver of such distribution fees by NFD amounted to $1,304,383.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration, and custodian fees of the Underlying Funds. These expenses are deducted from each of the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

4.  Investment in Affiliate Issuers

The Fund invests in Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value at December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend / Interest Income	Realized Gain/(Loss)	Market Value at December 31, 2010
NVIT Core Bond Fund, Class Y	$55,126,097	$69,679,854	$3,028,195	$2,813,772	$270,102	$122,503,598
NVIT Core Plus Bond Fund, Class Y	55,233,577	70,918,643	3,190,594	2,515,922	434,106	123,616,666
NVIT Money Market Fund, Class Y	16,570,228	17,175,799	8,713,485	46	—	25,032,541
NVIT Multi-Manager International Growth Fund, Class Y	55,234,093	66,741,141	2,260,279	994,655	(176,880)	133,512,808
NVIT Multi-Manager International Value Fund, Class Y	54,955,526	70,987,494	1,018,560	2,846,363	(174,616)	130,970,394
NVIT Multi-Manager Large Cap Growth Fund, Class Y	87,570,755	113,836,992	1,675,041	338,126	(304,008)	217,074,531
NVIT Multi-Manager Large Cap Value Fund, Class Y	87,434,443	119,751,739	1,629,697	1,368,479	(202,240)	218,448,359
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	35,606,514	42,735,216	3,748,512	—	(287,034)	90,379,381
NVIT Multi-Manager Mid Cap Value Fund, Class Y	35,552,931	47,728,530	1,255,882	1,064,582	(61,142)	89,140,342
NVIT Multi-Manager Small Cap Growth Fund, Class Y	10,897,153	13,149,297	660,071	—	(60,781)	28,206,251
NVIT Multi-Manager Small Cap Value Fund, Class Y	10,890,080	13,283,347	578,518	134,050	(37,322)	28,334,591
NVIT Multi-Manager Small Company Fund, Class Y	5,451,975	6,619,587	261,132	44,938	(35,898)	14,178,363
NVIT Short Term Bond Fund, Class Y	38,663,675	61,116,154	712,992	1,086,612	28,201	99,138,459

Amounts designated as “—” are zero or have been rounded to zero.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for

20	Annual Report 2010

those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $713,723,793 and sales of $28,732,958 (excluding short-term securities).

7.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,682,915	$39,436	$5,722,351	$—	$5,722,351

Amount designated as “—” is zero or has been rounded to zero.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,673,062	$110,044	$5,783,106	$—	$5,783,106

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$17,900,356	$11,020,706	$28,921,062	$—	$—	$140,857,493	$169,778,555
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable an outstanding return of capital

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,179,678,790	$145,838,781	$(4,981,287)	$140,857,494

22	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Capital Appreciation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	23

Supplemental Information

(Unaudited)

NVIT CardinalSM Capital Appreciation Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 28.56%.

The Fund designates $39,436, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

24	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86

Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International

Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	25

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

26	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28	Annual Report 2010

NVIT CardinalSM Conservative Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-CON (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales

2	Annual Report 2010

charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National

Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is

2010 Annual Report	3

Important Disclosures (Continued)

the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT CardinalSM Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Cardinal Conservative Fund (the Conservative Fund) (Class II at NAV) returned 6.80% versus 8.57% for its composite benchmark, which consists of 15% Russell 3000® Index, 5% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 80% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 99 funds as of December 31, 2010) was 9.59% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, all 10 underlying investments within the Conservative Fund posted positive returns. The NVIT Core Bond Fund and the NVIT Core Plus Bond Fund (with target allocations within the Fund of 20% each during the reporting period) provided the most-positive relative returns for the Conservative Fund, gaining 7.22% and 8.50%, respectively, during the reporting period. The underlying NVIT Core Bond Fund contributed positively to Conservative Fund performance by holding a large overweight allocation relative to the underlying fund’s benchmark (the Barclays Capital [BARCAP] U.S. Aggregate Bond Index) to strong-performing investment-grade corporate bonds. This underlying fund also held an underweight allocation to Treasuries and Agency mortgage-backed securities (which underperformed relative to the underlying fund’s benchmark index) throughout most of the reporting period. The underlying NVIT Core Plus Bond Fund benefited from lengthening the duration of its portfolio (which contributed positively as interest rates declined throughout most of the reporting period) and higher exposures than its benchmark index to commercial mortgage-backed securities (CMBS) and high-yield bonds.

What areas of investment detracted from Fund performance?

During the reporting period, none of the 10 underlying investments within the Conservative Fund posted a negative return. Those underlying investments that provided the least-positive contribution to the Conservative Fund’s overall returns were the NVIT Money Market Fund and the NVIT Multi-Manager International Value Fund. These two underlying funds returned 0.00% and 6.32%, respectively, and had target allocations within the Fund of 9% and 2.5%, respectively, during the reporting period. The underlying NVIT Money Market Fund provided no contribution to overall Conservative Fund performance as the Federal Reserve Board continued to adhere to its near-zero interest-rate policy throughout 2010. This contributed to the dampening of yields at the shortest end of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), thus resulting in virtually nonexistent returns on money market instruments (the principal investments held in the NVIT Money Market Fund). The underlying NVIT Multi-Manager International Value Fund was adversely affected by relatively poor stock selection in three sectors — information technology, health care and utilities. In addition, underweight positions in Japan and other Pacific Rim markets relative to the MSCI EAFE Index detracted from Conservative Fund performance.

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007-2009. We believe the Fed will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Cardinal Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	6.87%	4.32%
Class II	6.80%	4.25%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.91%	0.89%
Class II	1.16%	0.98%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Conservative Fund versus performance of the Composite Index (a), the Russell 3000 Index (b), the MSCI EAFE Index (c), the Barclays Capital U.S. Aggregate Bond Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index is comprised of 15% Russell 3000 Index, 5% MSCI EAFE Index and 80% Barclays Capital U.S. Aggregate Bond Index.

(b)	The Russell 3000 Index is a benchmark index comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(c)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(d)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Cardinal Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Cardinal Conservative Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 -12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 -12/31/10[a,b]
Class I Shares	Actual		1,000.00	1,058.10	1.61	0.31
	Hypothetical	[c]	1,000.00	1,023.64	1.58	0.31
Class II Shares	Actual		1,000.00	1,057.90	2.07	0.40
	Hypothetical	[c]	1,000.00	1,023.19	2.04	0.40

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Cardinal Conservative Fund

Asset Allocation
Fixed Income Funds	70.5%
Equity Funds	21.6%
Money Market Fund	7.9%
Liabilities in excess of other assets ‡	0.0%

100.0%

Top Holdings †
NVIT Short-Term Bond Fund, Class Y	31.4%
NVIT Core Plus Bond Fund, Class Y	19.6%
NVIT Core Bond Fund, Class Y	19.4%
NVIT Money Market Fund, Class Y	7.9%
NVIT Multi-Manager Large Cap Value Fund, Class Y	5.5%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	5.4%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	2.8%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2.7%
NVIT Multi-Manager International Growth Fund, Class Y	2.7%
NVIT Multi-Manager International Value Fund, Class Y	2.6%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Cardinal Conservative Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 21.6%
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,076,464	$10,527,822
NVIT Multi-Manager International Value Fund, Class Y (a)	1,013,928	10,311,645
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	2,223,797	21,415,166
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	2,395,967	21,539,740
NVIT Multi-Manager Mid Cap Growth Fund, Class Y *(a)	1,030,579	10,985,978
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	1,051,037	10,825,680

Total Equity Funds (cost $71,251,180)		85,606,031

Fixed Income Funds 70.5%
NVIT Core Bond Fund, Class Y (a)	7,284,539	76,706,201
NVIT Core Plus Bond Fund, Class Y (a)	6,973,027	77,470,327
NVIT Short-Term Bond Fund, Class Y (a)	11,994,862	124,386,715

Total Fixed Income Funds (cost $275,308,193)		278,563,243

Money Market Fund 7.9%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)	31,262,345	31,262,345

Total Money Market Fund (cost $31,262,345)		31,262,345

Total Mutual Funds (cost $377,821,718)		395,431,619

Total Investments (cost $377,821,718) (c) —100.0%		395,431,619
Liabilities in excess of other assets — 0.0% †		(153,649)

NET ASSETS — 100.0%		$395,277,970

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Cardinal Conservative Fund
Assets:
Investments in affiliates, at value (cost $377,821,718)	$395,431,619
Cash	595
Receivable for capital shares issued	1,051,361
Prepaid expenses	695

Total Assets	396,484,270

Liabilities:
Payable for investments purchased	1,019,703
Payable for capital shares redeemed	31,658
Accrued expenses and other payables:
Investment advisory fees	66,159
Fund administration fees	11,021
Distribution fees	29,566
Administrative servicing fees	15,575
Accounting and transfer agent fees	2,192
Trustee fees	4,945
Custodian fees	692
Compliance program costs (Note 3)	199
Professional fees	8,138
Printing fees	5,271
Other	11,181

Total Liabilities	1,206,300

Net Assets	$395,277,970

Represented by:
Capital	$370,861,922
Accumulated undistributed net investment income	4,003,922
Accumulated net realized gains from investment transactions with affiliates	2,802,225
Net unrealized appreciation/(depreciation) from investments in affiliates	17,609,901

Net Assets	$395,277,970

Net Assets:
Class I Shares	$2,764,606
Class II Shares	392,513,364

Total	$395,277,970

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	264,595
Class II Shares	37,572,264

Total	37,836,859

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.45
Class II Shares	$10.45

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Cardinal Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,892,927
Other income from non-affiliates	65

Total Income	5,892,992

EXPENSES:
Investment advisory fees	585,561
Fund administration fees	77,586
Distribution fees Class II Shares	727,053
Administrative servicing fees Class I Shares	978
Administrative servicing fees Class II Shares	145,415
Professional fees	26,836
Printing fees	19,043
Trustee fees	12,133
Custodian fees	9,992
Accounting and transfer agent fees	2,576
Compliance program costs (Note 3)	800
Other	13,700

Total expenses before earnings credit and expenses waived	1,621,673
Earnings credit (Note 5)	(1)
Distribution fees voluntarily waived — Class II (Note 3)	(465,319)

Net Expenses	1,156,353

NET INVESTMENT INCOME	4,736,639

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,734,366
Net realized gains from investment transactions with affiliates	3,972,735

Net realized gains from investments in affiliates	8,707,101

Net change in unrealized appreciation/(depreciation) from investments in affiliates	6,940,131

Net realized/unrealized gains from affiliated investments	15,647,232

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$20,383,871

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Cardinal Conservative Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$4,736,639	$2,937,631
Net realized gains from investment transactions	8,707,101	1,937,144
Net change in unrealized appreciation from investments	6,940,131	12,675,774

Change in net assets resulting from operations	20,383,871	17,550,549

Distributions to Shareholders From:
Net investment income:
Class I	(24,655)	(35,176)
Class II	(3,515,123)	(3,947,006)
Net realized gains:
Class I	(34,959)	(2,537)
Class II	(5,075,003)	(363,475)

Change in net assets from shareholder distributions	(8,649,740)	(4,348,194)

Change in net assets from capital transactions	180,668,862	138,077,152

Change in net assets	192,402,993	151,279,507

Net Assets:
Beginning of year	202,874,977	51,595,470

End of year	$395,277,970	$202,874,977

Accumulated undistributed net investment income at end of year	$4,003,922	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,812,958	$1,209,425
Dividends reinvested	59,614	37,713
Cost of shares redeemed	(560,411)	(1,368,482)

Total Class I	1,312,161	(121,344)

Class II Shares
Proceeds from shares issued	199,048,997	159,704,370
Dividends reinvested	8,590,126	4,310,481
Cost of shares redeemed	(28,282,422)	(25,816,355)

Total Class II	179,356,701	138,198,496

Change in net assets from capital transactions	$180,668,862	$138,077,152

SHARE TRANSACTIONS:
Class I Shares
Issued	176,524	131,196
Reinvested	5,817	3,843
Redeemed	(54,850)	(147,224)

Total Class I Shares	127,491	(12,185)

Class II Shares
Issued	19,442,306	16,674,008
Reinvested	837,806	433,374
Redeemed	(2,730,891)	(2,588,420)

Total Class II Shares	17,549,221	14,518,962

Total change in shares	17,676,712	14,506,777

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Conservative Fund

		Operations			Distributions					Rations/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$10.06	0.18	0.50	0.68	(0.13)	(0.16)	(0.29)	$10.45	6.87%	$2,764,606	0.30%	1.72%	0.30%	11.55%
Year Ended December 31, 2009 (e)	$9.12	0.20	1.00	1.20	(0.24)	(0.02)	(0.26)	$10.06	13.22%	$1,379,456	0.31%	2.04%	0.31%	23.61%
Period Ended December 31, 2008 (f)	$10.00	0.15	(0.85)	(0.70)	(0.16)	(0.02)	(0.18)	$9.12	(7.11)%	$1,362,171	0.29%	2.15%	0.40%	24.30%

Class II Shares
Year Ended December 31, 2010 (e)	$10.06	0.17	0.51	0.68	(0.13)	(0.16)	(0.29)	$10.45	6.80%	$392,513,364	0.39%	1.61%	0.55%	11.55%
Year Ended December 31, 2009 (e)	$9.13	0.22	0.96	1.18	(0.23)	(0.02)	(0.25)	$10.06	13.02%	$201,495,521	0.39%	2.28%	0.55%	23.61%
Period Ended December 31, 2008 (f)	$10.00	0.14	(0.84)	(0.70)	(0.15)	(0.02)	(0.17)	$9.13	(7.04)%	$50,233,299	0.42%	3.52%	0.66%	24.30%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other series of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair value in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$395,431,619	$—	$—	$395,431,619
Total	$395,431,619	$—	$—	$395,431,619

*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

16	Annual Report 2010

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to litigation income and short term distributions from underlying funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative servicing fees, and certain other expenses) from exceeding 0.28% for all share classes until April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$13,347	$—	$—	$13,347
(a)	For the period March 28, 2008 (commencement of operations) to December 31, 2008.

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fee for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and

18	Annual Report 2010

sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $146,393 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $800.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2011. During the year ended December 31, 2010, the waiver of such distribution fees by NFD amounted to $465,319.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration, and custodian fees of the Underlying Funds. These expenses are deducted from each of the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

4.  Investment in Affiliate Issuers

The Fund invests in Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value December 31, 2010
NVIT Money Market Fund	$20,335,668	$18,636,255	$7,709,578	$56	$—	$31,262,345
NVIT Multi-Manager Mid Cap Value Fund	5,034,407	5,491,625	763,104	137,906	263,698	10,825,680
NVIT Core Bond Fund	40,591,883	41,616,186	6,350,917	1,903,802	679,540	76,706,201
NVIT Core Plus Bond Fund	40,671,262	42,476,304	6,507,140	1,772,914	1,036,147	77,470,327
NVIT Multi-Manager International Growth Fund	5,083,917	4,954,683	799,697	80,433	269,964	10,527,822
NVIT Multi-Manager Mid Cap Growth Fund	5,042,003	4,874,250	1,130,747	—	369,559	10,985,978
NVIT Multi-Manager Large Cap Value Fund	10,059,545	11,115,448	1,201,881	142,725	351,244	21,539,740
NVIT Multi-Manager Large Cap Growth Fund	10,075,293	10,616,117	1,381,341	33,523	390,105	21,415,166
NVIT Short Term Bond Fund	61,006,945	70,495,495	7,414,596	1,594,853	403,242	124,386,715
NVIT Multi-Manager International Value Fund	5,058,205	5,214,807	600,941	226,715	209,236	10,311,645

Amounts designated as “—” are zero or have been rounded to zero.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $215,491,170 and sales of $33,859,942 (excluding short-term securities).

20	Annual Report 2010

7.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Underlying Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Underlying Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by the Underlying Funds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,113,111	$4,536,629	$8,649,740	$—	$8,649,740

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,221,097	$127,097	$4,348,194	$—	$4,348,194

Amount designated as “—” is zero or has been rounded to zero.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$4,018,364	$2,781,675	$6,800,039	$—	$—	$17,616,009	$24,416,048

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to outstanding return of capital.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$377,815,610	$19,336,879	$(1,720,870)	$17,616,009

22	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	23

Supplemental Information

(Unaudited)

NVIT CardinalSM Conservative Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 8.92%.

The Fund designates $4,536,629, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

24	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	25

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

26	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28	Annual Report 2010

NVIT CardinalSM Moderate Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-MOD (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales

2	Annual Report 2010

charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index comprising publicly issued medium and larger issues of U.S. government, investment-grade corporate, and international dollar-denominated bonds with a maturity of between one and three years.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.

Standard &Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

2010 Annual Report	3

Important Disclosures (Continued)

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds.

NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT CardinalSM Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Cardinal Moderate Fund (the Moderate Fund) (Class II at NAV) returned 11.37% versus 12.06% for its composite benchmark, which consists of 45% Russell 3000® Index, 15% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 40% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 216 funds as of December 31, 2010) was 11.32% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Large Cap Value Fund (with target allocations within the Moderate Fund of 15% each during the reporting period) provided the most-positive relative returns for the Moderate Fund, gaining 15.74% and 13.29%, respectively, during the reporting period. In comparison to its benchmark (the Russell 1000® Growth Index), the underlying NVIT Multi-Manager Large Cap Growth Fund held overweight positions in two sectors—consumer discretionary and information technology—and posted positive relative returns due to strong stock selection in those sectors. Similarly, the underlying NVIT Multi-Manager Large Cap Value Fund held overweight positions (relative to the underlying fund’s benchmark, the Russell 1000® Value Index) in the materials and industrials sectors, and the stocks selected in these sectors also posted strong returns relative to the underlying fund’s benchmark.

What areas of investment detracted from Fund performance?

During the reporting period, none of the 13 underlying investments within the Moderate Fund posted a negative return. Those underlying investments that provided the least-positive contribution to the Moderate Fund’s overall returns were the NVIT Money Market Fund and the NVIT Short Term Bond Fund. These two underlying funds returned 0.00% and 2.73%, respectively, and had target allocations within the Moderate Fund of 4% and 10%, respectively, during the reporting period. The underlying NVIT Money Market Fund provided no contribution to overall Moderate Fund performance as the Federal Reserve Board continued to adhere to its near-zero interest-rate policy throughout 2010. This contributed to the dampening of yields at the shortest end of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), thus resulting in virtually nonexistent returns on money market instruments (the principal investments held in the NVIT Money Market Fund). The underlying NVIT Short Term Bond Fund is considered a detractor from Moderate Fund performance simply because the combination of the underlying fund’s return, though positive (and in excess of the underlying fund’s benchmark, the Barclays Capital [BARCAP] U.S. 1-3 Year Government/Credit Bond Index), and the underlying fund’s target allocation of 7% within the Moderate Fund, resulted in a lower relative contribution to the overall return of the of the Moderate Fund.

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007–2009. We believe the Fed will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Cardinal Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	11.42%	2.87%
Class II	11.37%	2.77%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	1.02%	1.00%
Class II	1.27%	1.09%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Moderate Fund versus performance of the Composite Index (a), the Russell 3000 Index (b), the MSCI EAFE Index (c), the Barclays Capital U.S. Aggregate Bond Index (d) and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index is comprised of 45% Russell 3000 Index, 15% MSCI EAFE Index and 40% Barclays Capital U.S. Aggregate Bond Index.

(b)	The Russell 3000 Index is a benchmark index comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(c)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices; Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(d)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Cardinal Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Cardinal Moderate Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class I Shares	Actual		1,000.00	1,155.60	1.63	0.30
	Hypothetical	[c]	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual		1,000.00	1,155.60	2.12	0.39
	Hypothetical	[c]	1,000.00	1,023.24	1.99	0.39

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Cardinal Moderate Fund

Asset Allocation
Equity Funds	62.3%
Fixed Income Funds	34.8%
Money Market Fund	2.9%
Liabilities in excess of other assets ‡	0.0%

100.0%

Top Holdings †
NVIT Multi-Manager Large Cap Value Fund, Class Y	15.6%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	15.5%
NVIT Core Plus Bond Fund, Class Y	11.8%
NVIT Core Bond Fund, Class Y	11.7%
NVIT Short-Term Bond Fund, Class Y	11.3%
NVIT Multi-Manager International Growth Fund, Class Y	7.7%
NVIT Multi-Manager International Value Fund, Class Y	7.5%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5.3%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.2%
NVIT Money Market Fund, Class Y	2.9%
Other Holdings	5.5%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Cardinal Moderate Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 62.3%
NVIT Multi-Manager International Growth Fund, Class Y (a)	10,673,172	$104,383,620
NVIT Multi-Manager International Value Fund, Class Y (a)	10,068,419	102,395,824
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	22,033,475	212,182,369
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	23,755,711	213,563,838
NVIT Multi-Manager Mid Cap Growth Fund, Class Y *(a)	6,801,469	72,503,661
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	6,942,158	71,504,229
NVIT Multi-Manager Small Cap Growth Fund, Class Y *(a)	1,897,782	29,415,625
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	2,822,398	29,550,507
NVIT Multi-Manager Small Company Fund, Class Y (a)	818,780	14,787,163

Total Equity Funds (cost $726,175,688)		850,286,836

Fixed Income Funds 34.8%
NVIT Core Bond Fund, Class Y (a)	15,159,412	159,628,607
NVIT Core Plus Bond Fund, Class Y (a)	14,498,673	161,080,259
NVIT Short-Term Bond Fund, Class Y (a)	14,935,886	154,885,131

Total Fixed Income Funds (cost $471,333,811)		475,593,997

Money Market Fund 2.9%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)	39,297,744	39,297,744

Total Money Market Fund (cost $39,297,744)		39,297,744

Total Mutual Funds (cost $1,236,807,243)		1,365,178,577

Total Investments (cost $1,236,807,243) (c) —100.0%		1,365,178,577
Liabilities in excess of other assets — 0.0%†		(477,079)

NET ASSETS — 100.0%		$1,364,701,498

*	Denotes a non-income producing security.
(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Cardinal Moderate Fund
Assets:
Investments in affiliates, at value (cost $1,236,807,243)	$1,365,178,577
Cash	1,971
Receivable for capital shares issued	4,809,673
Prepaid expenses	1,820

Total Assets	1,369,992,041

Liabilities:
Payable for investments purchased	4,642,502
Payable for capital shares redeemed	167,171
Accrued expenses and other payables:
Investment advisory fees	221,890
Fund administration fees	28,539
Distribution fees	98,619
Administrative servicing fees	52,131
Accounting and transfer agent fees	4,667
Trustee fees	19,825
Custodian fees	1,613
Compliance program costs (Note 3)	1,066
Professional fees	10,135
Printing fees	13,211
Other	29,174

Total Liabilities	5,290,543

Net Assets	$1,364,701,498

Represented by:
Capital	$1,207,194,538
Accumulated undistributed net investment income	17,726,513
Accumulated net realized gains from investment transactions with affiliates	11,409,113
Net unrealized appreciation/(depreciation) from investments in affiliates	128,371,334

Net Assets	$1,364,701,498

Net Assets:
Class I Shares	$16,991,776
Class II Shares	1,347,709,722

Total	$1,364,701,498

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,649,801
Class II Shares	130,992,413

Total	132,642,214

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.30
Class II Shares	$10.29

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Cardinal Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$14,000,305
Other income from non-affiliates	197

Total Income	14,000,502

EXPENSES:
Investment advisory fees	1,641,114
Fund administration fees	169,112
Distribution fees Class II Shares	2,022,793
Administrative servicing fees Class I Shares	5,716
Administrative servicing fees Class II Shares	404,571
Professional fees	55,849
Printing fees	21,073
Trustee fees	39,088
Custodian fees	32,097
Accounting and transfer agent fees	6,091
Compliance program costs (Note 3)	2,958
Other	34,003

Total expenses before earnings credit and expenses waived	4,434,465

Earnings credit (Note 5)	(1)
Distribution fees voluntarily waived — Class II (Note 3)	(1,294,602)

Net Expenses	3,139,862

NET INVESTMENT INCOME	10,860,640

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	23,765,831
Net realized gains from investment transactions with affiliates	312,944

Net realized gains from investments with affiliates	24,078,775

Net change in unrealized appreciation/(depreciation) from investments in affiliates	77,371,842

Net realized/unrealized gains from affiliated investments	101,450,617

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$112,311,257

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Cardinal Moderate Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$10,860,640	$4,933,590
Net realized gains/(losses) from investment transactions	24,078,775	(6,646,556)
Net change in unrealized appreciation from investments	77,371,842	69,391,309

Change in net assets resulting from operations	112,311,257	67,678,343

Distributions to Shareholders From:
Net investment income:
Class I	(104,326)	(99,983)
Class II	(6,493,263)	(6,328,668)
Net realized gains:
Class I	–	(351)
Class II	–	(23,809)
Return of capital:
Class I	–	(491)
Class II	–	(31,182)

Change in net assets from shareholder distributions	(6,597,589)	(6,484,484)

Change in net assets from capital transactions	737,929,749	345,981,770

Change in net assets	843,643,417	407,175,629

Net Assets:
Beginning of year	521,058,081	113,882,452

End of year	$1,364,701,498	$521,058,081

Accumulated undistributed net investment income at end of year	$17,726,513	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$9,145,791	$5,720,045
Dividends reinvested	104,326	100,825
Cost of shares redeemed	(1,285,894)	(2,052,967)

Total Class I	7,964,223	3,767,903

Class II Shares
Proceeds from shares issued	730,630,957	342,016,357
Dividends reinvested	6,493,263	6,383,659
Cost of shares redeemed	(7,158,694)	(6,186,149)

Total Class II	729,965,526	342,213,867

Change in net assets from capital transactions	$737,929,749	$345,981,770

SHARE TRANSACTIONS:
Class I Shares
Issued	950,687	673,722
Reinvested	11,096	11,306
Redeemed	(134,243)	(250,583)

Total Class I Shares	827,540	434,445

Class II Shares
Issued	75,964,105	40,859,493
Reinvested	690,998	712,716
Redeemed	(756,724)	(735,594)

Total Class II Shares	75,898,379	40,836,615

Total change in shares	76,725,919	41,271,060

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Moderate Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$9.33	0.13	0.93	1.06	(0.09)	–	–	(0.09)	$10.30	11.4	2%	$16,991,776	0.29%	1.34%	0.29%	4.41%
Year Ended December 31, 2009 (e)	$7.78	0.14	1.56	1.70	(0.15)	–	–	(0.15)	$9.33	22.0	1%	$7,668,257	0.29%	1.70%	0.29%	9.32%
Period Ended December 31, 2008 (e)(f)	$10.00	0.11	(2.15)	(2.04)	(0.13)	(0.05)	–	(0.18)	$7.78	(20.4	5)%	$3,018,008	0.27%	2.08%	0.36%	13.37%

Class II Shares
Year Ended December 31, 2010 (e)	$9.32	0.13	0.92	1.05	(0.08)	–	–	(0.08)	$10.29	11.3	7%	$1,347,709,722	0.38%	1.32%	0.54%	4.41%
Year Ended December 31, 2009 (e)	$7.78	0.15	1.53	1.68	(0.14)	–	–	(0.14)	$9.32	21.9	5%	$513,389,824	0.38%	1.70%	0.54%	9.32%
Period Ended December 31, 2008 (e)(f)	$10.00	0.11	(2.16)	(2.05)	(0.13)	(0.05)	–	(0.18)	$7.78	(20.4	8)%	$110,864,444	0.39%	2.28%	0.59%	13.37%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderate Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated underlying portfolios of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Fund. The following are the valuation policies of the affiliated Underlying Funds.

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

(the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$1,365,178,577	$–	$–	$1,365,178,577
Total	$1,365,178,577	$–	$–	$1,365,178,577
*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

16	Annual Report 2010

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to distribution redesignations, adjustments to prior period accumulated balances, underlying fund short term distribution reclasses, deferred capital losses, IRC Section 267 loss deferrals, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e. greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares in the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid advisory fees according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.25% for all share classes until April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at anytime, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, were:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$19,862	$—	$—	$19,862

(a) For the period March 28, 2008 (commencement of operations) to December 31, 2008.

Amount designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

18	Annual Report 2010

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fee for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $410,287 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $2,958.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2011. During the year ended December 31, 2010, the waiver of such distribution fees by NFD amounted to $1,294,602.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each of the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

4.  Investment in Affiliate Issuers

The Fund invests in Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/ (Loss)	Market Value December 31, 2010
NVIT Money Market Fund Class Y	$26,198,216	$31,380,860	$18,281,331	$(7,246,753)	$—	$39,297,744
NVIT Multi-Manager Mid Cap Value Fund Class Y	25,943,167	40,831,847	920,969	839,490	(40,387)	71,504,229
NVIT Core Bond Fund Class Y	65,367,493	97,130,025	3,324,570	3,591,452	318,688	159,628,607
NVIT Core Plus Bond Fund Class Y	65,495,152	98,673,737	3,516,861	3,152,965	489,150	161,080,259
NVIT Multi-Manager International Growth Fund Class Y	39,297,324	56,025,538	1,686,045	770,643	(39,059)	104,383,620
NVIT Multi-Manager Mid Cap Growth Fund Class Y	25,982,300	36,836,597	2,863,592	—	(34,801)	72,503,661
NVIT Multi-Manager Large Cap Value Fund Class Y	77,757,883	124,183,016	1,238,938	1,321,811	(150,217)	213,563,838
NVIT Multi-Manager Large Cap Growth Fund Class Y	77,879,377	118,915,267	1,686,319	7,577,789	(240,769)	212,182,369
NVIT Short Term Bond Fund Class Y	52,396,269	103,361,754	825,958	1,590,098	39,955	154,885,131
NVIT Multi-Manager Small Cap Value Fund Class Y	10,330,430	14,870,234	573,205	135,595	20,223	29,550,507
NVIT Multi-Manager Small Cap Growth Fund Class Y	10,337,161	14,734,639	672,327	—	(41,792)	29,415,625
NVIT Multi-Manager Small Company Fund Class Y	5,171,796	7,413,229	262,111	45,910	23,254	14,787,163
NVIT Multi-Manager International Value Fund Class Y	39,098,819	59,058,048	619,469	2,221,305	(31,301)	102,395,824

Amounts designated as “—” are zero or have been rounded to zero.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

20	Annual Report 2010

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $803,414,791 and sales of $36,471,695 (excluding short-term securities).

7.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk

The Underlying Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Underlying Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by the Underlying Funds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,597,589	$—	$6,597,589	$—	$6,597,589

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,383,204	$69,607	$6,452,811	$31,673	$6,484,484

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$17,726,513	$11,342,796	$29,069,309	$—	$—	$128,437,651	$157,506,960

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to an outstanding return of capital.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$1,236,740,926	$134,395,984	$(5,958,333)	$128,437,651

22	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Moderate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Moderate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets in each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	23

Supplemental Information

December 31, 2010 (Unaudited)

NVIT CardinalSM Moderate Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 24.33%.

24	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	25

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

26	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at

www.sec.gov.

28	Annual Report 2010

NVIT CardinalSM Moderately Aggressive Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-MAG (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2	Annual Report 2010

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index comprising publicly issued medium and larger issues of U.S. government, investment-grade corporate, and international dollar-denominated bonds with a maturity of between one and three years.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange

(AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.

Standard &Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

2010 Annual Report	3

Important Disclosures (Continued)

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds.

NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT CardinalSM Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Cardinal Moderately Aggressive Fund (the Moderately Aggressive Fund) (Class II at NAV) returned 13.31% versus 13.09% for its composite benchmark, which consists of 55% Russell 3000® Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 20% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 244 funds as of December 31, 2010) was 13.18% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Large Cap Value Fund (with target allocations within the Moderately Aggressive Fund of 17.5% each during the reporting period) provided the most-positive relative returns for the Moderately Aggressive Fund, gaining 15.74% and 13.29%, respectively, during the reporting period. In comparison to the underlying fund’s benchmark (the Russell 1000® Growth Index), the NVIT Multi-Manager Large Cap Growth Fund held overweight positions in two sectors — consumer discretionary and information technology — and posted positive relative returns due to strong stock selection in those sectors. Similarly, the underlying NVIT Multi-Manager Large Cap Value Fund held overweight positions (relative to the underlying fund’s benchmark, the Russell 1000® Value Index) in the materials and industrials sectors, and the stocks selected in these sectors also posted strong returns relative to the underlying fund’s benchmark.

What areas of investment detracted from Fund performance?

During the reporting period, all 12 underlying investments within the Moderately Aggressive Fund posted positive returns. Those underlying investments that provided the least-positive contribution to the Moderately Aggressive Fund’s overall returns were the NVIT Multi-Manager Small Company Fund and the NVIT Short Term Bond Fund. These two underlying funds returned 25.57% and 2.73%, respectively, and had target allocations within the Moderately Aggressive Fund of 1% and 5%, respectively, during the reporting period. These two underlying funds are considered detractors from Moderately Aggressive Fund performance simply because the combination of their returns, though positive (and, in the case of the NVIT Short Term Bond Fund, in excess of its benchmark, the Barclays Capital [BARCAP] U.S. 1-3 Year Government/Credit Bond Index), and its target allocation of 7% within the Moderately Aggressive Fund resulted in a lower relative contribution to the overall return of the Moderately Aggressive Fund.

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve Board and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007-2009. We believe the Federal Reserve will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Cardinal ModeratelyAggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	13.50%	1.65%
Class II	13.31%	1.54%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	1.12%	1.07%
Class II	1.37%	1.16%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Moderately Aggressive Fund versus performance of the Composite Index (a) the Russell 3000 Index (b), the MSCI EAFE Index (c), the Barclays Capital U.S. Aggregate Bond Index (d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index is comprised of 55% Russell 3000 Index, 25% MSCI EAFE Index and 20% Barclays Capital U.S. Aggregate Bond Index.

(b)	The Russell 3000 Index is a benchmark index comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(c)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(d)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Cardinal Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Cardinal Moderately Aggressive Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class I Shares	Actual		1,000.00	1,208.70	1.67	0.30
	Hypothetical	[c]	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual		1,000.00	1,207.30	2.17	0.39
	Hypothetical	[c]	1,000.00	1,023.24	1.99	0.39

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Cardinal Moderately Aggressive Fund

Asset Allocation
Equity Funds	81.5%
Fixed Income Funds	18.5%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Holdings †
NVIT Multi-Manager Large Cap Value Fund, Class Y	18.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	17.8%
NVIT Multi-Manager International Growth Fund, Class Y	12.5%
NVIT Multi-Manager International Value Fund, Class Y	12.3%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	7.9%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.7%
NVIT Core Plus Bond Fund, Class Y	6.9%
NVIT Core Bond Fund, Class Y	6.9%
NVIT Short-Term Bond Fund, Class Y	4.7%
NVIT Multi-Manager Small Cap Value Fund, Class Y	2.1%
Other Holdings	3.2%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Cardinal Moderately Aggressive Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 81.5%
NVIT Multi-Manager International Growth Fund, Class Y (a)	5,326,673	$52,094,863
NVIT Multi-Manager International Value Fund, Class Y (a)	5,023,854	51,092,600
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	7,705,592	74,204,851
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	8,306,705	74,677,282
NVIT Multi-Manager Mid Cap Growth Fund, Class Y *(a)	3,060,327	32,623,081
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	3,121,077	32,147,089
NVIT Multi-Manager Small Cap Growth Fund, Class Y *(a)	569,141	8,821,680
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	846,180	8,859,503
NVIT Multi-Manager Small Company Fund, Class Y (a)	245,509	4,433,899

Total Equity Funds (cost $281,662,314)		338,954,848

Fixed Income Funds 18.5%
NVIT Core Bond Fund, Class Y (a)	2,723,189	28,675,177
NVIT Core Plus Bond Fund, Class Y (a)	2,604,274	28,933,486
NVIT Short-Term Bond Fund, Class Y (a)	1,868,680	19,378,209

Total Fixed Income Funds (cost $75,192,461)		76,986,872

Total Mutual Funds (cost $356,854,775)		415,941,720

Total Investments (cost $356,854,775) (b) — 100.0%		415,941,720

Liabilities in excess of other assets — 0.0% †		(157,506)

NET ASSETS — 100.0%		$415,784,214

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Cardinal Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $356,854,775)	$415,941,720
Cash	579
Receivable for capital shares issued	79,397
Prepaid expenses	557

Total Assets	416,022,253

Liabilities:
Payable for investments purchased	64,438
Payable for capital shares redeemed	14,959
Accrued expenses and other payables:
Investment advisory fees	64,574
Fund administration fees	11,296
Distribution fees	28,945
Administrative servicing fees	16,450
Accounting and transfer agent fees	2,004
Trustee fees	6,139
Custodian fees	379
Compliance program costs (Note 3)	375
Professional fees	8,271
Printing fees	11,125
Other	9,084

Total Liabilities	238,039

Net Assets	$415,784,214

Represented by:
Capital	$346,968,093
Accumulated undistributed net investment income	5,954,484
Accumulated net realized gains from investment transactions with affiliates	3,774,692
Net unrealized appreciation/(depreciation) from investments in affiliates	59,086,945

Net Assets	$415,784,214

Net Assets:
Class I Shares	$26,058,874
Class II Shares	389,725,340

Total	$415,784,214

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,618,967
Class II Shares	39,191,723

Total	41,810,690

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.95
Class II Shares	$9.94

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Cardinal Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,945,198
Other income from non-affiliates	60

Total Income	3,945,258

EXPENSES:
Investment advisory fees	496,683
Fund administration fees	68,988
Distribution fees Class II Shares	574,348
Administrative servicing fees Class I Shares	9,300
Administrative servicing fees Class II Shares	114,873
Professional fees	24,569
Printing fees	18,736
Trustee fees	11,735
Custodian fees	9,327
Accounting and transfer agent fees	2,287
Compliance program costs (Note 3)	792
Other	13,384

Total expenses before earnings credit and expenses waived and reimbursed	1,345,022
Earnings credit (Note 5)	(62)

Distribution fees voluntarily waived — Class II (Note 3)	(367,587)
Expenses reimbursed by adviser (Note 3)	(24,128)

Net Expenses	953,245

NET INVESTMENT INCOME	2,992,013

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	7,797,104
Net realized losses from investment transactions with affiliates	(1,209,819)

Net realized gains from investments in affiliates	6,587,285

Net change in unrealized appreciation/(depreciation) from investments in affiliates	30,987,879

Net realized/unrealized gains from affiliated investments	37,575,164

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$40,567,177

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Cardinal Moderately Aggressive Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$2,992,013	$2,021,560
Net realized gains/(losses) from investment transactions	6,587,285	(9,440,671)
Net change in unrealized appreciation from investments	30,987,879	52,787,175

Change in net assets resulting from operations	40,567,177	45,368,064

Distributions to Shareholders From:
Net investment income:
Class I	(132,420)	(137,402)
Class II	(1,307,487)	(2,213,638)
Net realized gains:
Class I	–	(4,904)
Class II	–	(69,629)
Return of capital:
Class I	–	(2,638)
Class II	–	(43,928)

Change in net assets from shareholder distributions	(1,439,907)	(2,472,139)

Change in net assets from capital transactions	174,345,014	56,473,642

Change in net assets	213,472,284	99,369,567

Net Assets:
Beginning of year	202,311,930	102,942,363

End of year	$415,784,214	$202,311,930

Accumulated undistributed net investment income at end of year	$5,954,484	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$11,740,597	$8,609,971
Dividends reinvested	132,420	144,944
Cost of shares redeemed	(1,744,942)	(2,334,072)

Total Class I	10,128,075	6,420,843

Class II Shares
Proceeds from shares issued	173,956,221	60,786,274
Dividends reinvested	1,307,487	2,327,195
Cost of shares redeemed	(11,046,769)	(13,060,670)

Total Class II	164,216,939	50,052,799

Change in net assets from capital transactions	$174,345,014	$56,473,642

Amounts	designated as “–” are zero or have been rounded to zero.

2010 Annual Report	13

Statements of Changes in Net Assets (Continued)

	NVIT Cardinal Moderately Aggressive Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009

SHARE TRANSACTIONS:
Class I Shares
Issued	1,296,078	1,108,275
Reinvested	15,060	17,615
Redeemed	(197,783)	(315,982)

Total Class I Shares	1,113,355	809,908

Class II Shares
Issued	18,900,471	8,928,186
Reinvested	148,592	288,478
Redeemed	(1,246,811)	(1,665,706)

Total Class II Shares	17,802,252	7,550,958

Total change in shares	18,915,607	8,360,866

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$8.84	0.10	1.07	1.17	(0.06)	–	–	(0.06)	$9.95	13.50%	$26,058,874	0.30%	1.14%	0.31%	5.62%
Year Ended December 31, 2009 (e)	$7.08	0.11	1.76	1.87	(0.11)	–	–	(0.11)	$8.84	26.69%	$13,307,323	0.30%	1.44%	0.30%	15.09%
Period Ended December 31, 2008 (f)	$10.00	0.10	(2.81)	(2.71)	(0.13)	(0.08)	–	(0.21)	$7.08	(27.24)%	$4,927,688	0.28%	1.52%	0.36%	13.38%

Class II Shares
Year Ended December 31, 2010 (e)	$8.84	0.11	1.05	1.16	(0.06)	–	–	(0.06)	$9.94	13.31%	$389,725,340	0.39%	1.21%	0.56%	5.62%
Year Ended December 31, 2009 (e)	$7.08	0.09	1.78	1.87	(0.11)	–	–	(0.11)	$8.84	26.58%	$189,004,607	0.38%	1.23%	0.54%	15.09%
Period Ended December 31, 2008 (f)	$10.00	0.10	(2.81)	(2.71)	(0.13)	(0.08)	–	(0.21)	$7.08	(27.26)%	$98,014,675	0.39%	1.68%	0.60%	13.38%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderately Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other series of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair value in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

16	Annual Report 2010

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$415,941,720	$—	$—	$415,941,720
Total	$415,941,720	$—	$—	$415,941,720
*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to litigation income, adjustments to prior period accumulated balances, short term capital gains, IRC Section 267 loss deferrals for underlying funds, and capital loss deferrals. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18	Annual Report 2010

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with the fund’s investment adviser, policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative servicing fees, and certain other expenses) from exceeding 0.25% for all share classes until April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$19,616	$—	$24,128	$43,744
(a)	For the period March 28, 2008 (commencement of operations) to December 31, 2008.

Amount designated as “—” is zero or has been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fee for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $124,173 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $792.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2011. During the year ended December 31, 2010, the waiver of such distribution fees by NFD amounted to $367,587.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration, and custodian fees of the Underlying Funds. These expenses are deducted from each of the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

20	Annual Report 2010

4.  Investment in Affiliate Issuers

The Fund invests in Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value December 31, 2010
NVIT Core Bond Fund, Class Y	$15,245,421	$14,642,977	$1,289,556	$641,503	$102,976	$28,675,177
NVIT Core Plus Bond Fund, Class Y	15,275,261	14,922,231	1,344,571	565,292	176,301	28,933,486
NVIT Multi-Manager International Growth Fund, Class Y	25,458,767	23,286,002	1,637,298	383,391	(208,416)	52,094,863
NVIT Multi-Manager International Value Fund, Class Y	25,329,895	25,255,373	1,399,020	1,112,555	(422,429)	51,092,600
NVIT Multi-Manager Large Cap Growth Fund, Class Y	35,317,770	35,064,973	1,958,628	116,562	(318,556)	74,204,851
NVIT Multi-Manager Large Cap Value Fund, Class Y	35,262,499	36,741,022	1,958,628	467,659	(223,758)	74,677,282
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	15,149,265	13,741,566	1,941,592	–	(206,526)	32,623,081
NVIT Multi-Manager Mid Cap Value Fund, Class Y	15,126,430	15,547,431	1,101,796	377,178	(34,441)	32,147,089
NVIT Multi-Manager Small Cap Growth Fund, Class Y	4,018,092	3,664,418	381,469	–	(31,685)	8,821,680
NVIT Multi-Manager Small Cap Value Fund, Class Y	4,015,463	3,707,030	388,309	42,612	(12,424)	8,859,503
NVIT Multi-Manager Small Company Fund, Class Y	2,010,289	1,846,078	174,416	13,869	(52,851)	4,433,899
NVIT Short Term Bond Fund, Class Y	10,183,507	9,735,817	559,608	224,577	21,990	19,378,209
Amounts	designated as “—” are zero or have been rounded to zero.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $198,154,918 and sales of $14,134,891 (excluding short-term securities).

7.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Underlying Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Underlying Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment at interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by the Underlying Funds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,439,907	$—	$1,439,907	$—	$1,439,907
Amounts	designated as “—” are zero or have been rounded to zero.

22	Annual Report 2010

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,341,000	$84,573	$2,425,573	$46,566	$2,472,139

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$5,954,484	$3,705,607	$9,660,091	$—	$—	$59,156,030	$68,816,121
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to an outstanding return of capital.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$356,785,690	$60,959,767	$(1,803,737)	$59,156,030

2010 Annual Report	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Moderately Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Moderately Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

24	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Cardinalsm Moderately Aggressive Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 31.96%.

2010 Annual Report	25

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86

Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries, Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

26	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

28	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	29

NVIT CardinalSM Moderately Conservative Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-MCON (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2	Annual Report 2010

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Standard &Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

2010 Annual Report	3

Important Disclosures (Continued)

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT CardinalSM Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Cardinal Moderately Conservative Fund (the Moderately Conservative Fund) (Class II at NAV) returned 9.03% versus 10.41% for its composite benchmark, which consists of 30% Russell 3000® Index, 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 60% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 216 funds as of December 31, 2010) was 11.32% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Core Plus Bond Fund (with target allocations within the Moderately Conservative Fund of 10% and 17.5%, respectively, during the reporting period) provided the most-positive relative returns for the Moderately Conservative Fund, gaining 15.74% and 8.50%, respectively, during the reporting period. In comparison to the underlying fund’s benchmark (the Russell 1000® Growth Index), the NVIT Multi-Manager Large Cap Growth Fund held overweight positions in two sectors—consumer discretionary and information technology—and posted positive relative returns due to strong stock selection in those sectors. The underlying NVIT Core Plus Bond Fund benefited from lengthening the duration of the underlying fund’s portfolio (which contributed positively as interest rates declined throughout most of the reporting period) and higher exposures than the underlying fund’s benchmark to commercial mortgage-backed securities (CMBS) and high-yield bonds.

What areas of investment detracted from Fund performance?

During the reporting period, none of the 10 underlying investments within the Moderately Conservative Fund posted a negative return. Those underlying investments that provided the least-positive contribution to the Moderately Conservative Fund’s overall returns were the NVIT Money Market

Fund and the NVIT Multi-Manager International Value Fund. These two underlying funds returned 0.00% and 6.32%, respectively, and had target allocations within the Moderately Conservative Fund of 7% and 5%, respectively, during the reporting period. The NVIT Money Market Fund provided no contribution to overall Moderately Conservative Fund performance as the Federal Reserve Board continued to adhere to its near-zero interest-rate policy throughout 2010. This contributed to the dampening of yields at the shortest end of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), thus resulting in virtually nonexistent returns on money market instruments (the principal investments held in the NVIT Money Market Fund). The underlying NVIT Multi-Manager International Value Fund was adversely affected by relatively poor stock selection in three sectors—information technology, health care and utilities. In addition, underweight positions in Japan and other Pacific Rim markets relative to the MSCI EAFE Index detracted from Moderately Conservative Fund performance.

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007–2009. We believe the Fed will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Cardinal Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	9.31%	3.83%
Class II	9.03%	3.73%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	1.00%	0.92%
Class II	1.25%	1.01%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Moderately Conservative Fund versus performance of the Composite Index (a), the Russell 3000(b), the MSCI EAFE Index(c), the Barclays Capital U.S. Aggregate Bond Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes do not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index is comprised of 30% Russell 3000 Index, 10% MSCI EAFE Index and 60% Barclays Capital U.S. Aggregate Bond Index.

(b)	The Russell 3000 Index is a benchmark comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(c)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Den-mark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(d)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Cardinal Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Cardinal Moderately Conservative Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class I Shares	Actual		1,000.00	1,106.30	1.59	0.30
	Hypothetical	[c]	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual		1,000.00	1,105.10	2.07	0.39
	Hypothetical	[c]	1,000.00	1,023.24	1.99	0.39

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Cardinal Moderately Conservative Fund

Asset Allocation
Fixed Income Funds	51.9%
Equity Funds	42.3%
Money Market Fund	5.8%
Liabilities in excess of other assets ‡	0.0%

100.0%

Top Holdings †
NVIT Short-Term Bond Fund, Class Y	18.3%
NVIT Core Plus Bond Fund, Class Y	16.9%
NVIT Core Bond Fund, Class Y	16.7%
NVIT Multi-Manager Large Cap Value Fund, Class Y	10.6%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	10.6%
NVIT Money Market Fund, Class Y	5.8%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5.4%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.4%
NVIT Multi-Manager International Growth Fund, Class Y	5.2%
NVIT Multi-Manager International Value Fund, Class Y	5.1%

100.0%

‡	Rounds to less than 0.1%.
†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Cardinal Moderately Conservative Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 42.3%
NVIT Multi-Manager International Growth Fund, Class Y (a)	2,216,782	$21,680,132
NVIT Multi-Manager International Value Fund, Class Y (a)	2,090,525	21,260,637
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	4,577,943	44,085,586
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	4,935,019	44,365,822
NVIT Multi-Manager Mid Cap Growth Fund, Class Y *(a)	2,120,485	22,604,375
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	2,163,616	22,285,244

Total Equity Funds (cost $149,017,341)		176,281,796

Fixed Income Funds 51.9%
NVIT Core Bond Fund, Class Y (a)	6,603,115	69,530,797
NVIT Core Plus Bond Fund, Class Y (a)	6,316,179	70,172,746
NVIT Short-Term Bond Fund, Class Y (a)	7,368,071	76,406,900

Total Fixed Income Funds (cost $213,367,768)		216,110,443

Money Market Fund 5.8%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)	24,326,570	24,326,570

Total Money Market Fund (cost $24,326,570)		24,326,570

Total Mutual Funds (cost $386,711,679)		416,718,809

Total Investments (cost $386,711,679) (c) — 100.0%		416,718,809
Liabilities in excess of other assets — 0.0% †		(157,693)

NET ASSETS — 100.0%		$416,561,116

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Cardinal Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $386,711,679)	$416,718,809
Cash	593
Receivable for capital shares issued	3,111,896
Prepaid expenses	632

Total Assets	419,831,930

Liabilities:
Payable for investments purchased	3,110,565
Payable for capital shares redeemed	1,331
Accrued expenses and other payables:
Investment advisory fees	64,439
Fund administration fees	11,250
Distribution fees	30,486
Administrative servicing fees	15,980
Accounting and transfer agent fees	2,019
Trustee fees	5,790
Custodian fees	586
Compliance program costs (Note 3)	323
Professional fees	7,799
Printing fees	10,534
Other	9,712

Total Liabilities	3,270,814

Net Assets	$416,561,116

Represented by:
Capital	$378,393,479
Accumulated undistributed net investment income	5,095,276
Accumulated net realized gains from investment transactions with affiliates	3,065,231
Net unrealized appreciation/(depreciation) from investments in affiliates	30,007,130

Net Assets	$416,561,116

Net Assets:
Class I Shares	$2,715,207
Class II Shares	413,845,909

Total	$416,561,116

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	258,278
Class II Shares	39,370,573

Total	39,628,851

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.51
Class II Shares	$10.51

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Cardinal Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,175,780
Other income from non-affiliates	62

Total Income	5,175,842

EXPENSES:
Investment advisory fees	545,577
Fund administration fees	74,448
Distribution fees Class II Shares	676,025
Administrative servicing fees Class I Shares	1,188
Administrative servicing fees Class II Shares	135,209
Professional fees	26,610
Printing fees	18,243
Trustee fees	12,460
Custodian fees	10,822
Accounting and transfer agent fees	2,340
Compliance program costs (Note 3)	891
Other	13,329

Total expenses before earnings credit and expenses waived and reimbursed	1,517,142

Earnings credit (Note 5)	(6)
Distribution fees voluntarily waived — Class II (Note 3)	(432,661)
Expenses reimbursed by adviser (Note 3)	(21,169)

Net Expenses	1,063,306

NET INVESTMENT INCOME	4,112,536

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	6,502,887
Net realized gains from investment transactions with affiliates	893,389

Net realized gains from investments in affiliates	7,396,276

Net change in unrealized appreciation/(depreciation) from investments in affiliates	15,734,544

Net realized/unrealized gains from affiliated investments	23,130,820

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,243,356

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Cardinal Moderately Conservative Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$4,112,536	$2,144,344
Net realized gains/(losses) from investment transactions	7,396,276	(1,547,412)
Net change in unrealized appreciation from investments	15,734,544	17,990,367

Change in net assets resulting from operations	27,243,356	18,587,299

Distributions to Shareholders From:
Net investment income:
Class I	(27,741)	(32,132)
Class II	(2,766,719)	(2,876,173)
Net realized gains:
Class I	(4,378)	(996)
Class II	(647,823)	(105,780)

Change in net assets from shareholder distributions	(3,446,661)	(3,015,081)

Change in net assets from capital transactions	207,738,049	124,585,581

Change in net assets	231,534,744	140,157,799

Net Assets:
Beginning of year	185,026,372	44,868,573

End of year	$416,561,116	$185,026,372

Accumulated undistributed net investment income at end of year	$5,095,276	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,404,234	$1,165,896
Dividends reinvested	32,119	33,128
Cost of shares redeemed	(615,972)	(1,080,306)

Total Class I	820,381	118,718

Class II Shares
Proceeds from shares issued	212,043,659	126,730,960
Dividends reinvested	3,414,542	2,981,953
Cost of shares redeemed	(8,540,533)	(5,246,050)

Total Class II	206,917,668	124,466,863

Change in net assets from capital transactions	$207,738,049	$124,585,581

SHARE TRANSACTIONS:
Class I Shares
Issued	141,831	129,218
Reinvested	3,222	3,528
Redeemed	(60,761)	(126,211)

Total Class I Shares	84,292	6,535

Class II Shares
Issued	21,097,102	13,953,491
Reinvested	341,388	312,534
Redeemed	(859,849)	(601,166)

Total Class II Shares	20,578,641	13,664,859

Total change in shares	20,662,933	13,671,394

Amount designated as “—” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$9.75	0.15	0.74	0.89	(0.11)	(0.02)	—	(0.13)	$10.51	9.31%	$2,715,207	0.30%	1.46%	0.31%	4.76%
Year Ended December 31, 2009 (e)	$8.47	0.17	1.32	1.49	(0.20)	(0.01)	—	(0.21)	$9.75	17.64%	$1,697,147	0.30%	1.91%	0.31%	10.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.13	(1.49)	(1.36)	(0.14)	(0.03)	—	(0.17)	$8.47	(13.73%)	$1,419,127	0.26%	2.04%	0.41%	22.21%

Class II Shares
Year Ended December 31, 2010 (e)	$9.76	0.15	0.73	0.88	(0.11)	(0.02)	—	(0.13)	$10.51	9.03%	$413,845,909	0.39%	1.50%	0.56%	4.76%
Year Ended December 31, 2009 (e)	$8.47	0.19	1.30	1.49	(0.19)	(0.01)	—	(0.20)	$9.76	17.68%	$183,329,225	0.39%	2.08%	0.56%	10.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.12	(1.49)	(1.37)	(0.13)	(0.03)	—	(0.16)	$8.47	(13.77%)	$43,449,446	0.39%	2.97%	0.67%	22.21%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderately Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated underlying portfolios of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Fund.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price,

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$416,718,809	$—	$—	$416,718,809
Total	$416,718,809	$—	$—	$416,718,809
*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

16	Annual Report 2010

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to litigation income and Section 267 underlying fund capital loss deferrals. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e. greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares in the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.25% for all share classes until April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$18,438	$117,942	$21,169	$157,549
(a)	For the period from March 28, 2008 (commencement of operations) to December 31, 2008.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fee for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

18	Annual Report 2010

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $136,397 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $891.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2011. During the year ended December 31, 2010, the waiver of such distribution fees by NFD amounted to $432,661

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each of the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

4.  Investment in Affiliate Issuers

The Fund invests in Underlying Funds. A summary of the Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value December 31, 2010
NVIT Core Bond Fund, Class Y	$32,439,924	$38,530,842	$1,876,291	$1,615,155	$166,442	$69,530,797
NVIT Core Plus Bond Fund, Class Y	32,502,463	39,243,825	1,976,452	1,454,950	265,108	70,172,746
NVIT Money Market Fund, Class Y	14,858,326	15,111,252	5,643,008	42	—	24,326,570
NVIT Multi-Manager International Growth Fund, Class Y	9,286,454	10,527,268	420,346	161,575	101,034	21,680,132
NVIT Multi-Manager International Value Fund, Class Y	9,240,149	11,218,197	199,748	461,578	46,056	21,260,637
NVIT Multi-Manager Large Cap Growth Fund, Class Y	18,406,152	22,490,696	463,960	68,563	(13,051)	44,085,586
NVIT Multi-Manager Large Cap Value Fund, Class Y	18,377,802	23,659,699	399,496	280,393	44,962	44,365,822
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	9,210,937	10,365,693	1,025,478	—	158,706	22,604,375
NVIT Multi-Manager Mid Cap Value Fund, Class Y	9,197,250	11,614,922	376,963	268,552	95,530	22,285,244
NVIT Short Term Bond Fund, Class Y	31,573,880	45,449,889	686,847	864,972	28,602	76,406,900

Amounts designated as “—” are zero or have been rounded to zero.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

20	Annual Report 2010

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $228,212,283 and sales of $13,068,589 (excluding short-term securities).

7.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Underlying Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Underlying Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by the Underlying Funds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$ 2,794,460	$652,201	$3,446,661	$—	$3,446,661

Amount designated as “—” is zero or has been rounded to zero.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,958,744	$56,337	$3,015,081	$—	$3,015,081

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$ 5,095,276	$3,050,510	$8,145,786	$—	$—	$30,021,850	$38,167,636
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to an outstanding return of capital

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$386,696,959	$31,978,364	$(1,956,514)	$30,021,850

22	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Moderately Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Moderately Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	23

Supplemental Information

(Unaudited)

NVIT Cardinalsm Moderately Conservative Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 19.11%.

The Fund designates $652,201, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

24	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	25

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

26	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28	Annual Report 2010

NVIT Core Bond Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

19	Financial Highlights

20	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information

29	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CB (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and redemption risk to varying degrees.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

2	Annual Report 2010

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Asset Management, LLC. Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Asset Management, LLC. Nationwide Asset Management, LLC is a wholly owned subsidiary of

2010 Annual Report	3

Important Disclosures (Continued)

Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Core Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Core Bond Fund (Class Y at NAV) returned 7.22% versus 6.56% for its benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 46 funds as of December 31, 2010) was 8.01% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Fund’s overweight to investment-grade corporate credit contributed the most to Fund performance relative to the Fund’s benchmark index. The Fund’s underweight position in Treasuries and Agency mortgage-backed securities (MBS) also contributed positively to Fund performance.

What areas of investment detracted from Fund performance?

The benchmark index’s high-yield and non-Agency mortgage-backed securities performed well during the reporting period. The Fund, however, was not exposed to these asset classes, which hurt its relative Fund performance. In addition, Treasury Inflation Protected Securities (TIPS) did not perform well during the reporting period, however, the Fund was underweight in TIPS, which mitigated the detractor.

What is your outlook for the near term?

Given mostly favorable economic fundamentals, risk assets should remain in a general uptrend over the near term. The rate of economic growth accelerated during 2010 and, considering the recent improvement in leading indicators, this growth is likely to remain healthy in the quarters ahead. Numerous economic challenges still exist, including the European debt crisis, the U.S. state and local budget crisis, the soft labor market and the renewed housing downturn. Nonetheless, the combination of low inflation, low interest rates and accommodative economic policies should more than offset these challenges and keep the economy and markets in recovery mode throughout 2011.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

6	Annual Report 2010

Fund Performance	NVIT Core Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	7.06%	5.40%
Class II	6.78%	5.15%
Class Y	7.22%	5.54%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

Expense Ratio*
Class I	0.65%
Class II	0.90%
Class Y	0.50%
*	Current effective prospectus dated May 1, 2010 (as revised June 18, 2010). Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Bond Fund versus performance of The Barclays Capital U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Core Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Core Bond Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,016.00	3.10	0.61
	Hypothetical	[b]	1,000.00	1,022.13	3.11	0.61
Class II Shares	Actual		1,000.00	1,015.40	4.37	0.86
	Hypothetical	[b]	1,000.00	1,020.87	4.38	0.86
Class Y Shares	Actual		1,000.00	1,016.70	2.34	0.46
	Hypothetical	[b]	1,000.00	1,022.89	2.35	0.46

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Core Bond Fund

Asset Allocation
Corporate Bonds	35.8%
U.S. Government Sponsored & Agency Obligations	23.7%
U.S. Government Mortgage Backed Agencies	16.6%
Collateralized Mortgage Obligations	9.9%
Commercial Mortgage Backed Securities	4.2%
Mutual Fund	2.7%
Yankee Dollars	2.5%
U.S. Treasury Bonds	2.4%
U.S. Treasury Notes	1.0%
Asset-Backed Securities	0.2%
Other assets in excess of liabilities	1.0%

100.0%

Top Industries †
Diversified Financial Services	10.1%
Commercial Banks	4.3%
Oil, Gas & Consumable Fuels	4.0%
Chemicals	3.3%
Metals & Mining	1.9%
Insurance	1.9%
Energy Equipment & Services	1.6%
Thrifts & Mortgage Finance	1.5%
Electric Utilities	1.4%
Food & Staples Retailing	1.2%
Other Industries	68.8%

100.0%

Top Holdings †
Fannie Mae, 2.38%, 07/28/15	3.5%
Federal Home Loan Mortgage Corp., 4.88%, 11/15/13	2.9%
Federal Home Loan Banks, 3.00%, 06/24/13	2.8%
Private Export Funding Corp., 4.30%, 12/15/21	2.7%
Invesco Liquid Assets Portfolio — Institutional Class	2.7%
Government National Mortgage Association, 5.00%, 03/16/37	2.1%
Citigroup Funding, Inc., 1.38%, 05/05/11	2.0%
Fannie Mae REMICS, 6.00%, 02/25/36	2.0%
Freddie Mac, 5.35%, 08/01/15	1.9%
Freddie Mac REMICS, 4.50%, 04/15/38	1.9%
Other Holdings	75.5%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Core Bond Fund

Asset-Backed Securities 0.2%

	Principal Amount	Market Value

Credit Card 0.1%
Golden Credit Card Trust, Series 2008-3, Class A, 1.26%, 07/15/17 (a)(b)	$1,000,000	$1,003,177

Student Loan 0.1%
Access Group, Inc., Series 2002-1, Class A2, 0.48%, 09/25/25 (a)	471,853	470,567

Total Asset-Backed Securities (cost $1,461,497)		1,473,744

Collateralized Mortgage Obligations 9.9%
Fannie Mae REMICS Series 2008-55, Class VB, 5.00%, 02/25/27	10,000,000	10,692,395
Series 2010-122, Class TG, 3.00%, 04/25/39	7,617,802	7,711,875
Series 2010-86, Class VB, 3.00%, 05/25/28	7,300,175	7,247,869
Freddie Mac REMICS, Series 3665, Class KA, 3.00%, 05/15/36	6,771,503	6,837,459
Government National Mortgage Association Series 2010-112, Class QM, 2.50%, 09/20/39	7,427,107	7,033,522
Series 2010-37, Class ML, 4.50%, 12/20/38	12,000,000	12,447,947
Series 2010-6, Class PC, 5.00%, 03/16/37	15,000,000	16,048,673
Series 2010-61, Class PC, 4.50%, 02/20/37	8,000,000	8,243,888

Total Collateralized Mortgage Obligations (cost $76,368,762)		76,263,628

Commercial Mortgage Backed Securities 4.2%
Banc of America Commercial Mortgage, Inc. Series 2005-2, Class AM, 4.91%, 07/10/43 (a)	700,000	721,664
Series 2005-6, Class A4, 5.20%, 09/10/47 (a)	2,500,000	2,685,147
Bear Stearns Commercial Mortgage Securities Series 2004-T16, Class A4, 4.32%, 02/13/46	444,491	449,410
Series 2004-T16, Class A6, 4.75%, 02/13/46 (a)	1,000,000	1,052,555
Series 2005-T18, Class A4, 4.93%, 02/13/42 (a)	1,700,000	1,814,266

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Bear Stearns Commercial Mortgage Securities (continued)
Series 2006-T22, Class AM, 5.51%, 04/12/38 (a)	$500,000	$532,426
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B, 5.70%, 12/10/49 (c)	2,000,000	2,076,059
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4, 5.44%, 03/10/39 (c)	1,000,000	1,053,578
Series 2007-GG9, Class AM, 5.48%, 03/10/39	750,000	749,301
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6, 5.40%, 08/10/38 (a)	1,500,000	1,611,185
Series 2006-GG8, Class AM, 5.59%, 11/10/39	2,000,000	1,970,573
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (a)	1,000,000	1,014,057
Series 2006-LDP6, Class A4, 5.48%, 04/15/43 (a)	1,359,000	1,455,784
Series 2008-C2, Class A4, 6.07%, 02/12/51	500,000	519,651
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A4, 4.37%, 03/15/36	2,500,000	2,599,495
Series 2004-C4, Class A3, 5.11%, 06/15/29 (a)	600,000	620,325
Series 2004-C6, Class A4, 4.58%, 08/15/29	350,000	352,875
Series 2007-C6, Class A2, 5.85%, 07/15/40	744,914	773,332
Series 2008-C1, Class A2, 6.15%, 04/15/41 (a)	1,500,000	1,625,890
Morgan Stanley Capital I Series 2005-T19, Class A3, 4.83%, 06/12/47	710,006	729,241
Series 2005-T19, Class AJ, 4.99%, 06/12/47 (a)	1,000,000	947,775
Series 2006-HQ9, Class A3, 5.71%, 07/12/44	1,000,000	1,066,622
Series 2006-T21, Class A4, 5.16%, 10/12/52 (a)	2,500,000	2,665,968
Series 2006-T23, Class AM, 5.81%, 08/12/41 (a)	1,479,000	1,524,195
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	1,000,000	1,068,528
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4, 6.39%, 10/15/35	439,648	452,582

Total Commercial Mortgage Backed Securities (cost $30,692,491)		32,132,484

10	Annual Report 2010

Corporate Bonds 35.8%

	Principal Amount	Market Value

Airlines 0.0%†
Continental Airlines 2000-2, Pass Through Trust, Series 002A, Class A-1, 7.71%, 04/02/21	$310,233	$345,910

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc. 7.75%, 01/15/19 (b)	1,500,000	1,866,522
6.88%, 11/15/19 (b)	1,500,000	1,788,036

		3,654,558

Capital Markets 0.4%
Morgan Stanley, 3.45%, 11/02/15	2,800,000	2,729,877

Chemicals 2.7%
Agrium, Inc., 6.75%, 01/15/19	4,555,000	5,205,108
Airgas, Inc., 4.50%, 09/15/14	1,000,000	1,047,413
Cytec Industries, Inc., 6.00%, 10/01/15	7,033,000	7,703,779
Mosaic Global Holdings, Inc. 7.38%, 08/01/18	5,000,000	5,705,860
7.30%, 01/15/28	1,205,000	1,378,048

		21,040,208

Commercial Banks 4.3%
Bank of America NA, 6.10%, 06/15/17	3,800,000	3,969,966
HSBC Bank USA NA 6.00%, 08/09/17	3,000,000	3,236,697
4.88%, 08/24/20	3,000,000	2,982,204
HSBC Holdings PLC, 6.80%, 06/01/38	2,750,000	2,973,622
JPMorgan Chase Bank NA, 6.00%, 10/01/17	5,350,000	5,930,807
Standard Chartered Bank, 6.40%, 09/26/17 (b)	9,155,000	9,796,024
Svenska Handelsbanken AB, 4.88%, 06/10/14 (b)	3,000,000	3,188,964
Wells Fargo Capital XIII, 7.70%, 03/26/13 (c)	1,000,000	1,033,750

		33,112,034

Commercial Services & Supplies 0.4%
SAIC, Inc., 4.45%, 12/01/20 (b)	3,000,000	3,004,776

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance 1.1%
Sallie Mae, Inc.,* 0.00%, 10/03/22	$14,956,000	$8,568,577

Diversified Financial Services 10.0%
BP Capital Markets PLC, 5.25%, 11/07/13	1,000,000	1,083,013
Citigroup Funding, Inc., 1.38%, 05/05/11	15,000,000	15,057,930
Citigroup, Inc., 8.13%, 07/15/39	1,500,000	1,908,205
FMR LLC, 6.50%, 12/14/40 (b)	3,000,000	2,885,517
General Electric Capital Corp. 6.00%, 08/07/19	2,000,000	2,225,182
4.38%, 09/16/20	2,000,000	1,968,314
JPMorgan Chase & Co., Series 1, 7.90%, 04/30/18 (c)	1,000,000	1,062,990
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	2,500,000	3,448,560
Pooled Funding Trust II, 2.63%, 03/30/12 (b)	5,000,000	5,078,390
Private Export Funding Corp. 3.05%, 10/15/14	10,000,000	10,532,760
2.25%, 12/15/17	7,000,000	6,634,803
4.30%, 12/15/21	20,000,000	20,567,720
Xstrata Finance Canada Ltd. 5.80%, 11/15/16 (b)	2,148,000	2,356,225
6.90%, 11/15/37 (b)	2,000,000	2,184,302

		76,993,911

Diversified Telecommunication Services 0.4%
Verizon Communications, Inc., 5.50%, 02/15/18	3,000,000	3,296,826

Electric Utilities 1.3%
Integrys Energy Group, Inc., 4.17%, 11/01/20	2,000,000	1,909,220
Nisource Finance Corp., 6.13%, 03/01/22	3,000,000	3,232,371
Oncor Electric Delivery Co. LLC, 6.80%, 09/01/18	2,000,000	2,341,140
PacifiCorp, 5.65%, 07/15/18	1,500,000	1,716,804
Public Service Electric & Gas Co., 6.33%, 11/01/13	1,000,000	1,122,754

		10,322,289

Energy Equipment & Services 1.0%
Smith International, Inc. 8.63%, 03/15/14	500,000	592,412
9.75%, 03/15/19	3,000,000	4,143,639

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services (continued)
Weatherford International Ltd., 6.00%, 03/15/18	$1,000,000	$1,076,338
Weatherford International, Inc., 6.35%, 06/15/17	1,465,000	1,625,775

		7,438,164

Food & Staples Retailing 1.2%
CVS Pass-Through Trust, 6.94%, 01/10/30	8,713,333	9,472,264

Food Products 0.8%
Kraft Foods, Inc. 6.13%, 02/01/18	1,442,000	1,647,189
5.38%, 02/10/20	4,000,000	4,305,076

		5,952,265

Gas Utilities 0.2%
Energy Transfer Partners LP, 6.13%, 02/15/17	1,250,000	1,374,106

Health Care Providers & Services 1.2%
Cardinal Health, Inc., 4.63%, 12/15/20	7,000,000	6,984,355
Laboratory Corp. of America Holdings, 5.63%, 12/15/15	2,000,000	2,192,234

		9,176,589

Industrial Conglomerates 0.8%
General Electric Co., 5.25%, 12/06/17	1,000,000	1,080,094
Tyco Electronics Group SA 5.95%, 01/15/14	2,905,000	3,209,703
6.55%, 10/01/17	1,500,000	1,704,622

		5,994,419

Insurance 1.8%
MetLife, Inc., 6.75%, 06/01/16	4,000,000	4,639,852
Principal Life Income Funding Trusts, 5.30%, 12/14/12	750,000	806,842
Prudential Financial, Inc. 4.75%, 09/17/15	3,000,000	3,173,955
6.00%, 12/01/17	5,000,000	5,550,525

		14,171,174

Media 1.0%
NBC Universal, Inc., 4.38%, 04/01/21 (b)	4,000,000	3,882,428
Time Warner Cable, Inc., 6.75%, 07/01/18	3,250,000	3,788,457

		7,670,885

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 0.9%
Anglo American Capital PLC 9.38%, 04/08/19 (b)	$2,800,000	$3,766,378
4.45%, 09/27/20 (b)	3,000,000	3,046,509

		6,812,887

Oil, Gas & Consumable Fuels 3.6%
Diamond Offshore Drilling, Inc. 5.88%, 05/01/19	3,000,000	3,327,333
5.70%, 10/15/39	3,021,000	2,999,569
Energy Transfer Partners LP 6.70%, 07/01/18	3,000,000	3,403,410
7.50%, 07/01/38	3,000,000	3,489,417
Rowan Cos., Inc., 5.00%, 09/01/17	8,000,000	8,069,648
Sunoco Logistics Partners Operations LP 8.75%, 02/15/14	1,000,000	1,150,558
5.50%, 02/15/20	5,000,000	5,162,370

		27,602,305

Thrifts & Mortgage Finance 1.5%
U.S. Central Federal Credit Union, 1.90%, 10/19/12	10,000,000	10,209,630
WMC Finance USA, Ltd., 5.13%, 05/15/13	1,250,000	1,351,824

		11,561,454

Tobacco 0.7%
Reynolds American, Inc., 7.63%, 06/01/16	4,700,000	5,462,458

Total Corporate Bonds (cost $267,865,471)		275,757,936

U.S. Government Mortgage Backed Agencies 16.6%
Fannie Mae Pool Pool# 873863 5.69%, 05/01/16 Pool# 464279	4,749,487	5,193,274
4.30%, 07/01/21	3,709,822	3,901,359
Pool# AA6943 4.50%, 05/01/39	8,409,931	8,641,713
Fannie Mae REMICS Pool# FNR 2005-53 MH 5.50%, 03/25/34	10,000,000	10,887,057
Pool# FNR 2007-74 QC 6.00%, 02/25/36	13,652,000	14,926,496
Pool# FNR 2007-6 PA 5.50%, 02/25/37	7,463,770	8,135,825
Pool# FNR 2007-66 AH 6.00%, 07/25/37	10,000,000	10,755,277
Freddie Mac Gold Pool Pool# A85748, 5.00%, 04/01/39	7,847,889	8,235,695

12	Annual Report 2010

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac REMICS Pool# FHR 3451 VB 5.00%, 05/15/28	$10,000,000	$10,706,578
Pool# FHR 3036 TM 4.50%, 12/15/34	10,000,000	10,572,663
Pool# FHR 3334 MD 5.00%, 06/15/35	10,000,000	10,631,821
Pool# FHR 3189 PC 6.00%, 08/15/35	10,000,000	11,027,772
Pool# FHR 3540 LN 4.50%, 04/15/38	13,665,637	14,491,065

Total U.S. Government Mortgage Backed Agencies (cost $124,365,370)		128,106,595

U.S. Government Sponsored & Agency Obligations 23.7%
Fannie Mae 3.25%, 04/09/13	2,500,000	2,639,395
2.38%, 07/28/15	26,000,000	26,367,536
0.00%, 06/01/17	6,000,000	4,871,664
Farmer Mac Guaranteed Notes Trust 2007-1 5.13%, 04/19/17 (b)	8,225,000	8,948,101
Federal Farm Credit Bank 2.80%, 11/05/14	10,000,000	10,475,310
Federal Home Loan Banks 3.00%, 06/24/13	20,000,000	21,009,340
3.13%, 12/13/13	10,000,000	10,549,460
2.75%, 03/13/15	5,000,000	5,190,485
5.38%, 08/15/18	3,000,000	3,443,640
5.00%, 03/12/21	5,000,000	5,513,530
Federal Home Loan Mortgage Corp. 5.75%, 01/15/12	2,500,000	2,634,973
4.88%, 11/15/13	20,000,000	22,168,980
2.18%, 02/19/14	10,000,000	10,292,490
Freddie Mac 1.00%, 08/28/12	10,000,000	10,066,070
5.35%, 08/01/15	13,000,000	14,811,303
Freddie Mac STRIPS 0.00%, 03/15/12	10,439,000	10,318,377
Tennessee Valley Authority 5.88%, 04/01/36	11,793,000	13,554,886

Total U.S. Government Sponsored & Agency Obligations (cost $181,545,644)		182,855,540

U.S. Treasury Bonds 2.4%
U.S. Treasury Bonds 5.25%, 02/15/29	9,000,000	10,321,875
8.13%, 08/15/21	3,500,000	4,984,217
U.S. Treasury Inflation Indexed Bond, 2.13%, 01/15/19	3,000,000	3,381,698

Total U.S. Treasury Bonds (cost $18,787,706)		18,687,790

U.S. Treasury Notes 1.0%

	Principal Amount	Market Value

U.S. Treasury Notes 0.88%, 05/31/11	$5,100,000	$5,114,545
2.63%, 11/15/20	3,000,000	2,829,843

Total U.S. Treasury Notes (cost $7,960,815)		7,944,388

Yankee Dollars 2.5%
Chemicals 0.6%
Potash Corp. of Saskatchewan, Inc., 6.50%, 05/15/19	2,000,000	2,307,214
5.88%, 12/01/36	2,000,000	2,068,754

		4,375,968

Energy Equipment & Services 0.6%
Weatherford International Ltd., 6.50%, 08/01/36	4,700,000	4,800,289

Metals & Mining 1.0%
Teck Resources Ltd., 6.13%, 10/01/35	3,000,000	3,229,845
Xstrata Canada Corp. 7.25%, 07/15/12	1,170,000	1,256,114
6.00%, 10/15/15	2,740,000	2,997,045

		7,483,004

Oil, Gas & Consumable Fuels 0.3%
Noble Holding International Ltd., 4.90%, 08/01/20	2,500,000	2,586,242

Total Yankee Dollars (cost $18,962,123)		19,245,503

Mutual Fund 2.7%

	Shares	Market Value

Money Market Fund 2.7%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (d)	20,511,325	$20,511,325

Total Mutual Fund (cost $20,511,325)		20,511,325

Total Investments (cost $748,521,204) (e) — 99.0%		762,978,933

Other assets in excess of liabilities — 1.0%		7,802,368

NET ASSETS — 100.0%		$770,781,301

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Core Bond Fund (Continued)

*	Non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2010 was $52,795,349 which represents 6.85% of net assets.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date reflects the next call date.

(d)	Represents 7-day effective yield as of December 31, 2010.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

STRIPS	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Core Bond Fund
Assets:
Investments, at value (cost $748,521,204)	$762,978,933
Cash	1,047
Interest and dividends receivable	5,975,834
Receivable for capital shares issued	2,595,815
Prepaid expenses	1,683

Total Assets	771,553,312

Liabilities:
Payable for capital shares redeemed	361,654
Accrued expenses and other payables:
Investment advisory fees	256,861
Fund administration fees	21,409
Distribution fees	31,735
Administrative servicing fees	18,130
Accounting and transfer agent fees	4,231
Trustee fees	6,704
Custodian fees	1,486
Compliance program costs (Note 3)	548
Professional fees	17,358
Printing fees	29,792
Other	22,103

Total Liabilities	772,011

Net Assets	$770,781,301

Represented by:
Capital	$754,982,065
Accumulated undistributed net investment income	1,341,507
Net unrealized appreciation/(depreciation) from investments	14,457,729

Net Assets	$770,781,301

Net Assets:
Class I Shares	$15,195,891
Class II Shares	146,037,394
Class Y Shares	609,548,016

Total	$770,781,301

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,442,636
Class II Shares	13,901,309
Class Y Shares	57,888,656

Total	73,232,601

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.53
Class II Shares	$10.51
Class Y Shares	$10.53

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Statement of Operations

For the Year Ended December 31, 2010

NVIT Core Bond Fund
INVESTMENT INCOME:
Interest income	$23,633,543
Dividend income	29,984

Total Income	23,663,527

EXPENSES:
Investment advisory fees	2,489,010
Fund administration fees	224,164
Distribution fees Class II Shares	499,094
Administrative servicing fees Class I Shares	23,460
Administrative servicing fees Class II Shares	299,458
Professional fees	58,220
Printing fees	43,098
Trustee fees	22,836
Custodian fees	25,181
Accounting and transfer agent fees	12,037
Compliance program costs (Note 3)	1,066
Other	25,378

Total expenses before earnings credit	3,723,002

Earnings credit (Note 4)	(660)

Net Expenses	3,722,342

NET INVESTMENT INCOME	19,941,185

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	6,171,607
Net change in unrealized appreciation/(depreciation) from investments	11,800,388

Net realized/unrealized gains from investments	17,971,995

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$37,913,180

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Core Bond Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$19,941,185	$9,124,393
Net realized gains from investment transactions	6,171,607	2,802,985
Net change in unrealized appreciation from investments	11,800,388	4,897,525

Change in net assets resulting from operations	37,913,180	16,824,903

Distributions to Shareholders From:
Net investment income:
Class I	(426,664)	(268,424)
Class II	(4,326,691)	(3,290,126)
Class Y	(13,904,907)	(5,640,953)
Net realized gains:
Class I	(150,163)	(62,340)
Class II	(1,611,004)	(974,692)
Class Y	(5,553,900)	(1,162,814)

Change in net assets from shareholder distributions	(25,973,329)	(11,399,349)

Change in net assets from capital transactions	267,157,186	402,248,472

Change in net assets	279,097,037	407,674,026

Net Assets:
Beginning of year	491,684,264	84,010,238

End of year	$770,781,301	$491,684,264

Accumulated undistributed net investment income at end of year	$1,341,507	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$12,529,607	$18,124,653
Dividends reinvested	576,827	330,764
Cost of shares redeemed	(11,779,295)	(7,359,055)

Total Class I	1,327,139	11,096,362

Class II Shares
Proceeds from shares issued	17,332,189	204,715,568
Dividends reinvested	5,937,695	4,264,818
Cost of shares redeemed	(90,777,820)	(7,068,739)

Total Class II	(67,507,936)	201,911,647

Class Y Shares
Proceeds from shares issued	332,834,406	198,916,868
Dividends reinvested	19,458,807	6,803,767
Cost of shares redeemed	(18,955,230)	(16,480,172)

Total Class Y	333,337,983	189,240,463

Change in net assets from capital transactions	$267,157,186	$402,248,472

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	17

Statements of Changes in Net Assets (Continued)

	NVIT Core Bond Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
SHARE TRANSACTIONS:
Class I Shares
Issued	1,168,858	1,785,702
Reinvested	54,715	32,307
Redeemed	(1,098,264)	(723,271)

Total Class I Shares	125,309	1,094,738

Class II Shares
Issued	1,653,893	20,082,951
Reinvested	565,303	415,714
Redeemed	(8,426,497)	(689,356)

Total Class II Shares	(6,207,301)	19,809,309

Class Y Shares
Issued	31,013,922	19,612,203
Reinvested	1,849,472	665,930
Redeemed	(1,755,330)	(1,648,453)

Total Class Y Shares	31,108,064	18,629,680

Total change in shares	25,026,072	39,533,727

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$10.21	0.34	0.38	0.72	(0.29)	(0.11)	(0.40)	$10.53	7.06%		$15,195,891	0.62%	3.18%	0.62%	38.76%
Year Ended December 31, 2009 (e)	$9.69	0.35	0.50	0.85	(0.28)	(0.05)	(0.33)	$10.21	8.78%		$13,455,339	0.65%	3.47%	0.65%	64.87%
Period Ended December 31, 2008 (e)(f)	$10.00	0.34	(0.41)	(0.07)	(0.24)	–	(0.24)	$9.69	(0.65%	)	$2,157,895	0.69%	4.60%	0.77%	88.25%

Class II Shares
Year Ended December 31, 2010 (e)	$10.19	0.31	0.38	0.69	(0.26)	(0.11)	(0.37)	$10.51	6.78%		$146,037,394	0.87%	2.94%	0.87%	38.76%
Year Ended December 31, 2009 (e)	$9.67	0.31	0.52	0.83	(0.26)	(0.05)	(0.31)	$10.19	8.59%		$204,807,516	0.88%	3.03%	0.88%	64.87%
Period Ended December 31, 2008 (e)(f)	$10.00	0.32	(0.41)	(0.09)	(0.24)	–	(0.24)	$9.67	(0.87%	)	$2,893,560	0.94%	4.41%	1.01%	88.25%

Class Y Shares
Year Ended December 31, 2010 (e)	$10.21	0.36	0.37	0.73	(0.30)	(0.11)	(0.41)	$10.53	7.22%		$609,548,016	0.46%	3.33%	0.46%	38.76%
Year Ended December 31, 2009 (e)	$9.69	0.38	0.48	0.86	(0.29)	(0.05)	(0.34)	$10.21	8.92%		$273,421,409	0.50%	3.69%	0.50%	64.87%
Period Ended December 31, 2008 (e)(f)	$10.00	0.33	(0.39)	(0.06)	(0.25)	–	(0.25)	$9.69	(0.56%	)	$78,958,783	0.55%	4.44%	0.62%	88.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	19

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Core Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

20	Annual Report 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of each Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees and are generally categorized in Level 2 of the hierarchy. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value and are generally categorized in level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$1,473,744	$—	$1,473,744
Collateralized Mortgage Obligations	—	76,263,628	—	76,263,628
Commercial Mortgage Backed Securities	—	32,132,484	—	32,132,484
Corporate Bonds	—	275,757,936	—	275,757,936
Mutual Fund	20,511,325	—	—	20,511,325
U.S. Government Mortgage Backed Agencies	—	128,106,595	—	128,106,595
U.S. Government Sponsored & Agency Obligations	—	182,855,540	—	182,855,540
U.S. Treasury Bonds	—	18,687,790	—	18,687,790
U.S. Treasury Notes	—	7,944,388	—	7,944,388
Yankee Dollars	—	19,245,503	—	19,245,503
Total	$20,511,325	$742,467,608	$—	$762,978,933

*	See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to paydown gains and losses, distribution redesignatons, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the total net asset value of the class’s shares in proportion to the total net asset value of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management LLC (“the Subadviser”) as subadviser for the Fund and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

22	Annual Report 2010

Beginning May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion and more	0.38%

Prior to May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.40%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $840,322 for the year ended December 31, 2010.

Until April 30, 2010, the Trust and NFA operated subject to a written Expense Limitation Agreement, that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.55% for all share classes.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$32,882	$—	$—	$32,882
(a)	For the period March 25, 2008 (commencement of operations) to December 31, 2008.

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $322,918 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,066.

24	Annual Report 2010

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $487,837,340 and sales of $232,090,709 (excluding short-term securities).

For the year ended December 31, 2010, the Fund had purchases of $29,537,540 and sales of $29,811,751 of U.S. Government securities.

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

7.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$22,195,436	$3,777,893	$25,973,329	$—	$25,973,329

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,399,349	$—	$11,399,349	$—	$11,399,349

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,341,507	$—	$1,341,507	$—	$—	$14,457,729	$15,799,236
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$748,521,204	$19,992,479	$(5,534,750)	$14,457,729

26	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Core Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	27

Supplemental Information

(Unaudited)

NVIT Core Bond Fund

Other Federal Tax Information

The Fund designates $3,777,893, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

28	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries,
Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	29

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Annual Report	31

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32	Annual Report 2010

NVIT Core Plus Bond Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

22	Statement of Assets and Liabilities

23	Statement of Operations

24	Statements of Changes in Net Assets

26	Financial Highlights

27	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Supplemental Information

36	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CPB (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site:

nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and redemption risk to varying degrees.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

2	Annual Report 2010

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Neuberger Berman Fixed Income LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Neuberger Berman Fixed Income LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Core Plus Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Core Plus Bond Fund (Class Y at NAV) returned 8.50% versus 6.56% for its benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 46 funds as of December 31, 2010) was 8.01% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s strong performance versus the benchmark during the year was due primarily to the Fund’s allocation to the spread sectors (non-U.S. Treasuries). In particular, the Fund’s exposures to commercial mortgage-backed securities (CMBS) and high-yield bonds were the largest contributors to relative Fund performance. The Fund’s long duration also was a meaningful contributor as interest rates declined during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s allocations to Treasury Inflation Protected Securities (TIPS), mortgages and Agencies somewhat offset the Fund’s performance during the reporting period.

What is your outlook for the near term?

We believe that the U.S. economy has enough momentum to avoid a double-dip recession and that relatively low interest rates will help the economic recovery to continue. Low interest rates should help corporations enjoy low borrowing costs. In addition, the “shadow” stimulus of the extension of the Bush-era tax cuts and payroll tax deduction could serve to support consumer spending, which accounts for roughly 70% of the gross domestic product (GDP). While we expect to see positive growth in 2011, it could remain below average versus other periods coming out of a severe economic downturn. Against a backdrop of positive economic growth and low inflation, our outlook is for the spread sectors including corporates, CMBS and high-yield bonds to continue to outperform equal-duration Treasuries in 2011. We also envision spreads narrowing amid an environment characterized by overall strong investor demand. That said, spread sector excess returns versus Treasuries are not likely to be as large as they have been during the past two years.

While short-term market gyrations are unsettling, such as the European Debt Crisis was in 2010, such periods of economic change can present opportunities for experienced investors to add value. For 2011 as a whole, we believe the outlook for the economy and the fixed-income market is generally positive. In particular, certain non-Treasury sectors such as investment-grade corporates, CMBS and high-yield bonds have compelling fundamentals heading into 2011. In our opinion, these areas also could benefit from a generally strong risk appetite as investors seek incremental yields, given a continued low-interest-rate environment.

Subadviser:

Neuberger Berman Fixed Income LLC

Portfolio Managers:

Thanos Bardas and Andrew A. Johnson

2010 Annual Report	5

Fund Performance	NVIT Core Plus Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	8.35%	8.76%
Class II	8.11%	8.53%
Class Y	8.50%	8.91%
1	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.75%	0.70%
Class II	1.00%	0.95%
Class Y	0.60%	0.55%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Plus Bond Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes Securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	NVIT Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Core Plus Bond Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,028.70	3.48	0.68
	Hypothetical	[b]	1,000.00	1,021.78	3.47	0.68
Class II Shares	Actual		1,000.00	1,027.50	4.75	0.93
	Hypothetical	[b]	1,000.00	1,020.52	4.74	0.93
Class Y Shares	Actual		1,000.00	1,029.40	2.71	0.53
	Hypothetical	[b]	1,000.00	1,022.53	2.70	0.53

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary December 31, 2010	NVIT Core Plus Bond Fund

Asset Allocation
Corporate Bonds	32.9%
U.S. Government Mortgage Backed Agencies	31.9%
U.S. Treasury Bills	30.0%
Commercial Mortgage Backed Securities	10.2%
U.S. Treasury Notes	8.3%
Mutual Fund	4.4%
U.S. Treasury Bonds	4.2%
Sovereign Bonds	1.1%
U.S. Government Sponsored & Agency Obligations	0.3%
Asset-Backed Security ‡	0.0%
Liabilities in excess of other assets	(23.3%)

100.0%

Top Industries †
Diversified Financial Services	4.0%
Media	2.6%
Capital Markets	2.1%
Oil, Gas & Consumable Fuels	2.0%
Airlines	1.6%
Food Products	1.3%
Commercial Banks	1.3%
Diversified Telecommunication Services	1.3%
Chemicals	1.0%
Metals & Mining	1.0%
Other Industries	81.8%

100.0%

Top Holdings †
Freddie Mac Gold Pool TBA, 4.00%, 01/15/41	10.7%
U.S. Treasury Bills, 0.16%, 05/12/11	8.0%
U.S. Treasury Notes, 3.13%, 01/31/17	5.3%
U.S. Treasury Bills, 0.19%, 06/02/11	5.0%
Fannie Mae Pool TBA, 5.50%, 01/25/41	4.6%
U.S. Treasury Bills, 0.17%, 04/21/11	3.8%
Invesco Liquid Assets Portfolio-Institutional Class	3.6%
U.S. Treasury Bills, 0.19%, 05/19/11	3.1%
U.S. Treasury Bills, 0.19%, 06/23/11	2.5%
U.S. Treasury Inflation Indexed Bond, 2.38%, 01/15/17	2.4%
Other Holdings	51.0%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

NVIT Core Plus Bond Fund

Asset-Backed Security 0.0%

	Principal Amount	Market Value

Student Loans 0.0%†
SLM Student Loan Trust, Series 2008-6, Class A1, 0.69%, 10/27/14(a)	$29,211	$29,233

Total Asset-Backed Securities (cost $29,211)		29,233

Commercial Mortgage Backed Securities 10.2%
Banc of America Commercial Mortgage, Inc.
Series 2006-3, Class A4, 5.89%, 07/10/44(a)	850,000	907,869
Series 2006-4, Class A4, 5.63%, 07/10/46	1,500,000	1,609,423
Series 2006-5, Class A4, 5.41%, 09/10/47	1,795,000	1,878,630
Series 2007-3, Class A4, 5.66%, 06/10/49(a)	2,000,000	2,052,695
Bear Stearns Commercial Mortgage Securities
Series 2007-PW15, Class A4, 5.33%, 02/11/44	3,500,000	3,593,770
Series 2007-PW17, Class A4, 5.69%, 06/11/50(a)	800,000	848,079
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A4, 5.32%, 12/11/49	1,250,000	1,295,650
Series 2007-CD5, Class A4, 5.89%, 11/15/44(a)	750,000	800,326
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.01%, 12/10/49(a)	2,985,000	3,157,267
Commercial Mortgage Pass Through Certificates, Series 2006-C8, Class A4, 5.31%, 12/10/46	1,350,000	1,408,031
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class A3, 5.47%, 09/15/39	1,500,000	1,573,177
Series 2007-C1, Class A3, 5.38%, 02/15/40	225,000	228,524
Series 2007-C2, Class A2, 5.45%, 01/15/49(a)	350,000	356,843
Series 2007-C2, Class A3, 5.54%, 01/15/49(a)	650,000	662,914
Series 2007-C3, Class A4, 5.72%, 06/15/39(a)	2,500,000	2,564,680
Series 2007-C4, Class A4, 5.80%, 09/15/39(a)	1,210,000	1,244,955
CS First Boston Mortgage Securities Corp., Series 2005-C4, Class A3, 5.12%, 08/15/38(a)	199,748	205,728

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

CW Capital Cobalt Ltd.
Series 2007-C2, Class A2, 5.33%, 04/15/47	$1,367,221	$1,410,901
Series 2007-C3, Class A4, 5.82%, 05/15/46(a)	2,500,000	2,580,329
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.74%, 12/10/49	3,000,000	3,169,949
GS Mortgage Securities Corp. II
Series 2005-GG4, Class A3, 4.61%, 07/10/39	1,800,000	1,827,364
Series 2005-GG4, Class A4, 4.76%, 07/10/39	800,000	825,059
Series 2006-GG6, Class A4, 5.55%, 04/10/38(a)	1,500,000	1,611,205
Series 2007-GG10, Class A4, 5.81%, 08/10/45(a)	3,200,000	3,345,318
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP4, Class A3A1, 4.87%, 10/15/42	409,041	413,887
Series 2006-LDP9, Class A3, 5.34%, 05/15/47	2,533,000	2,628,815
Series 2007-CB18, Class A4, 5.44%, 06/12/47	3,000,000	3,143,790
Series 2007-CB19, Class A4, 5.74%, 02/12/49(a)	3,000,000	3,187,154
Series 2007-LD11, Class A4, 5.82%, 06/15/49(a)	805,000	842,235
Series 2007-LD12, Class A4, 5.88%, 02/15/51(a)	3,000,000	3,176,263
Series 2008-C2, Class ASB, 6.13%, 02/12/51(a)	205,000	215,256
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.86%, 07/15/40(a)	1,635,000	1,717,845
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class A3, 5.17%, 12/12/49(a)	1,790,000	1,852,717
Series 2007-5, Class A4, 5.38%, 08/12/48	3,810,000	3,890,668
Series 2007-7, Class A4, 5.75%, 06/12/50(a)	2,000,000	2,060,606
Series 2007-8, Class A3, 5.96%, 08/12/49(a)	250,000	269,057
Morgan Stanley Capital I
Series 2007-HQ12, Class A4, 5.60%, 04/12/49(a)	335,000	335,854
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	1,250,000	1,335,659

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust
Series 2005-C19, Class A5, 4.66%, 05/15/44	$500,000	$517,378
Series 2006-C23, Class A4, 5.42%, 01/15/45(a)	290,000	310,758
Series 2006-C29, Class A3, 5.31%, 11/15/48	260,000	270,983
Series 2007-C31, Class A4, 5.51%, 04/15/47	100,000	101,957
Series 2007-C33, Class A2, 5.86%, 02/15/51(a)	243,228	252,937

Total Commercial Mortgage Backed Securities (cost $57,095,700)		65,682,505

Corporate Bonds 32.9%
Aerospace & Defense 0.0%†
BE Aerospace, Inc., 8.50%, 07/01/18	195,000	213,525

Airlines 2.0%
Continental Airlines, Inc., 6.75%, 09/15/15(b)	415,000	427,450
Continental Airlines, Inc.
Series A, 7.25%, 11/10/19	1,132,816	1,263,090
Series A, 4.75%, 01/12/21	4,250,000	4,250,000
Continental Airlines, Inc., Series 071A, 5.98%, 04/19/22	1,234,715	1,302,625
Delta Air Lines, Inc.
9.50%, 09/15/14(b)	274,000	298,318
6.20%, 07/02/18	1,215,000	1,290,937
Delta Air Lines, Inc., Series A, 7.75%, 12/17/19	2,616,233	2,897,478
Delta Air Lines, Inc., Series 071A, 6.82%, 08/10/22	446,907	473,721
United Air Lines, Inc., 9.75%, 01/15/17	380,690	437,794

		12,641,413

Automobiles 0.1%
Ford Motor Co.
7.45%, 07/16/31	420,000	449,925
9.98%, 02/15/47	70,000	83,300

		533,225

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc., 5.00%, 04/15/20	1,585,000	1,675,237

Corporate Bonds (continued)

	Principal Amount	Market Value

Building Products 0.2%
Masco Corp., 6.13%, 10/03/16	$310,000	$316,811
Owens Corning, 9.00%, 06/15/19	155,000	181,845
USG Corp.
9.75%, 08/01/14(b)	260,000	274,300
8.38%, 10/15/18(b)	200,000	196,000

		968,956

Capital Markets 2.6%
Goldman Sachs Group, Inc. (The)
3.63%, 08/01/12	555,000	572,763
6.00%, 05/01/14	585,000	644,458
6.75%, 10/01/37	2,905,000	2,970,061
Merrill Lynch & Co., Inc.
5.45%, 02/05/13	1,030,000	1,086,438
6.11%, 01/29/37	200,000	180,535
Morgan Stanley
3.45%, 11/02/15	2,785,000	2,715,252
6.63%, 04/01/18	4,715,000	5,114,686
5.63%, 09/23/19	3,420,000	3,487,316

		16,771,509

Casinos & Gaming 0.0%†
San Pasqual Casino, 8.00%, 09/15/13(b)	110,000	110,137

Chemicals 1.2%
Ashland, Inc., 9.13%, 06/01/17	390,000	449,475
CF Industries, Inc., 6.88%, 05/01/18	125,000	133,750
Dow Chemical Co. (The)
5.90%, 02/15/15	1,915,000	2,120,277
8.55%, 05/15/19	1,065,000	1,334,709
4.25%, 11/15/20	3,235,000	3,098,800
Huntsman International LLC, 5.50%, 06/30/16	460,000	445,050
Nalco Co., 8.25%, 05/15/17	215,000	233,006

		7,815,067

Commercial Banks 1.6%
Ally Financial, Inc.
6.25%, 12/01/17(b)	710,000	710,000
8.00%, 03/15/20	115,000	125,638
8.00%, 11/01/31	505,000	544,137
Bank of China Hong Kong Ltd., Series REGS, 5.55%, 02/11/20	235,000	245,516
Bank of Tokyo-Mitsubishi UFJ Ltd., 1.60%, 09/11/13(b)	2,400,000	2,390,897
CIT Group, Inc.
7.00%, 05/01/13	165,000	168,300
7.00%, 05/01/14	930,000	939,300
7.00%, 05/01/16	145,154	145,699
7.00%, 05/01/17	689,216	690,939

10	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Deutsche Bank AG/London, 3.88%, 08/18/14	$1,080,000	$1,133,734
RSHB Capital SA for OJSC Russian Agricultural Bank, Series REGS, 6.30%, 05/15/17	315,000	318,150
Wachovia Corp., 5.50%, 05/01/13	1,295,000	1,409,215
Wells Fargo & Co., 3.63%, 04/15/15	1,700,000	1,762,803

		10,584,328

Commercial Services & Supplies 0.1%
Ford Holdings LLC, 9.30%, 03/01/30	75,000	87,375
Power Sector Assets & Liabilities Management Corp., Series REGS, 7.39%, 12/02/24	440,000	511,554
Seminole Indian Tribe of Florida, 7.75%, 10/01/17(b)	220,000	227,150

		826,079

Communications Equipment 0.7%
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 05/01/17(b)	385,000	420,612
CSC Holdings LLC 8.50%, 06/15/15	140,000	151,900
8.63%, 02/15/19	150,000	169,500
DIRECTV Holdings LLC 3.55%, 03/15/15	1,655,000	1,681,353
6.00%, 08/15/40	1,615,000	1,621,347
UPC Holding BV, 9.88%, 04/15/18(b)	225,000	246,375

		4,291,087

Construction & Engineering 0.0%†
Dycom Investments, Inc., 8.13%, 10/15/15	160,000	164,400

Construction Materials 0.3%
CRH America, Inc., 6.00%, 09/30/16	1,720,000	1,835,338

Consumer Finance 1.1%
American Express Credit Corp., 5.88%, 05/02/13	1,815,000	1,973,882
5.13%, 08/25/14	735,000	792,465
Ford Motor Credit Co. LLC 8.00%, 06/01/14	285,000	313,987
6.63%, 08/15/17	325,000	341,572
8.13%, 01/15/20	485,000	564,255
HSBC Finance Corp., 6.68%, 01/15/21(b)	2,225,000	2,247,875

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
International Lease Finance Corp. 5.65%, 06/01/14	$580,000	$575,650
8.63%, 09/15/15(b)	200,000	215,000
8.75%, 03/15/17(b)	215,000	230,587

		7,255,273

Containers & Packaging 0.1%
Ardagh Packaging Finance PLC, 7.38%, 10/15/17(b)	200,000	206,250
Ball Corp.
7.13%, 09/01/16	280,000	301,700
6.63%, 03/15/18	140,000	142,800
Berry Plastics Corp., 9.50%, 05/15/18	135,000	135,338
Crown Americas LLC/Crown Americas Capital Corp. II, 7.63%, 05/15/17	45,000	48,375
Owens-Brockway Glass Container, Inc., 7.38%, 05/15/16	105,000	111,562

		946,025

Diversified Consumer Services 0.0%†
Knowledge Learning Corp., 7.75%, 02/01/15(b)	80,000	78,400

Diversified Financial Services 4.9%
Arch Western Finance LLC, 6.75%, 07/01/13	121,000	122,210
Bank of America Corp. 7.38%, 05/15/14	2,225,000	2,473,266
4.50%, 04/01/15	800,000	813,068
5.88%, 01/05/21	4,150,000	4,293,623
Citigroup, Inc. 4.59%, 12/15/15	2,345,000	2,444,684
6.13%, 11/21/17	1,400,000	1,534,240
6.88%, 03/05/38	2,080,000	2,307,217
ERAC USA Finance Co. 6.38%, 10/15/17(b)	2,125,000	2,359,033
7.00%, 10/15/37(b)	995,000	1,071,441
FireKeepers Development Authority, 13.88%, 05/01/15(b)	215,000	254,237
General Electric Capital Corp. 5.90%, 05/13/14	2,190,000	2,423,802
4.38%, 09/16/20	3,365,000	3,311,688
5.88%, 01/14/38	1,375,000	1,427,318
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.75%, 01/15/16	350,000	350,000
7.75%, 01/15/16(b)	200,000	199,000
Intergas Finance BV, 6.38%, 05/14/17	330,000	346,500
JPMorgan Chase & Co. 2.60%, 01/15/16	1,890,000	1,833,814
4.25%, 10/15/20	1,885,000	1,840,985
JP Morgan Chase Capital XVII, Series Q, 5.85%, 08/01/35	1,359,000	1,282,832

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Lyondell Chemical Co, 8.00%, 11/01/17(b)	$279,000	$308,644
Service Corp. International 7.38%, 10/01/14	65,000	69,712
7.00%, 05/15/19	230,000	230,000
7.50%, 04/01/27	280,000	268,100

		31,565,414

Diversified Telecommunication Services 1.6%
AT&T, Inc., 6.55%, 02/15/39	1,525,000	1,659,892
Frontier Communications Corp., 6.63%, 03/15/15	185,000	193,325
9.00%, 08/15/31	290,000	297,975
GCI, Inc., 8.63%, 11/15/19	210,000	227,325
Intelsat Jackson Holdings SA, 8.50%, 11/01/19(b)	175,000	190,312
Intelsat Luxembourg SA, 11.50%, 02/04/17	392,792	434,035
Intelsat Subsidiary Holding Co SA, 8.88%, 01/15/15	160,000	164,400
PAETEC Holding Corp., 8.88%, 06/30/17	365,000	389,637
Qwest Communications International, Inc., 7.13%, 04/01/18(b)	365,000	377,775
Qwest Corp. 8.88%, 03/15/12	730,000	789,313
8.38%, 05/01/16	220,000	260,700
Sprint Capital Corp., 6.88%, 11/15/28	420,000	367,500
Telecom Italia Capital SA, 4.95%, 09/30/14	935,000	957,948
Telefonica Emisiones, SAU, 5.13%, 04/27/20	1,225,000	1,179,358
Valor Telecommunications Enterprises Finance Corp., 7.75%, 02/15/15	20,000	20,625
Verizon New Jersey, Inc., Series A, 5.88%, 01/17/12	925,000	968,605
Virgin Media Finance PLC, 9.13%, 08/15/16	70,000	74,550
Virgin Media Finance PLC, Series 1, 9.50%, 08/15/16	220,000	248,600
Virgin Media Secured Finance PLC, 6.50%, 01/15/18	625,000	657,813
West Corp. 8.63%, 10/01/18(b)	90,000	95,400
7.88%, 01/15/19(b)	250,000	254,375
Wind Acquisition Finance SA, 7.25%, 02/15/18(b)	200,000	203,500
Windstream Corp. 8.13%, 08/01/13	70,000	77,000
8.63%, 08/01/16	355,000	373,638

		10,463,601

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities 0.6%
Edison Mission Energy 7.20%, 05/15/19	$30,000	$23,175
7.63%, 05/15/27	440,000	317,900
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20	160,000	165,004
Exelon Generation Co. LLC 4.00%, 10/01/20	1,595,000	1,492,662
6.25%, 10/01/39	785,000	790,037
FirstEnergy Solutions Corp., 4.80%, 02/15/15	545,000	572,296
Homer City Funding LLC, 8.14%, 10/01/19	167,500	158,288
Ipalco Enterprises, Inc., 7.25%, 04/01/16(b)	145,000	154,787
Majapahit Holding BV, Series REGS, 7.25%, 06/28/17	214,000	242,324
Mirant Mid Atlantic Pass Through Trust, Series A, 8.63%, 06/30/12	106,350	109,540

		4,026,013

Electronic Equipment, Instruments & Components 0.1%
NXP BV/NXP Funding LLC, 9.75%, 08/01/18(b)	385,000	433,125

Energy Equipment & Services 0.4%
Empresa Nacional del Petroleo, Series REGS, 5.25%, 08/10/20	125,000	124,965
NAK Naftogaz Ukraine, 9.50%, 09/30/14	95,000	103,550
Pemex Project Funding Master Trust, 5.75%, 03/01/18	456,000	487,549
PETRONAS Capital Ltd., Series REGS, 5.25%, 08/12/19	366,000	392,560
Weatherford International Ltd., 5.13%, 09/15/20	1,495,000	1,487,573

		2,596,197

Food & Staples Retailing 0.2%
CVS Pass Through Trust, 7.51%, 01/10/32(b)	1,008,868	1,146,316

Food Products 1.6%
Corn Products International, Inc. 4.63%, 11/01/20	910,000	897,512
6.63%, 04/15/37	1,155,000	1,207,336
Grupo Bimbo SAB de CV, 4.88%, 06/30/20(b)	4,830,000	4,848,900
Kraft Foods, Inc. 6.13%, 02/01/18	310,000	354,111
6.50%, 02/09/40	2,925,000	3,277,840

		10,585,699

12	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities 0.4%
AmeriGas Partners LP, 7.13%, 05/20/16	$470,000	$486,450
Ferrellgas LP/Ferrellgas Finance Corp., 9.13%, 10/01/17	310,000	341,000
Inergy LP/Inergy Finance Corp. 8.75%, 03/01/15	55,000	58,575
8.25%, 03/01/16	15,000	15,638
7.00%, 10/01/18(b)	320,000	322,400
Plains All American Pipeline LP, 4.25%, 09/01/12	1,215,000	1,266,997
Regency Energy Partners LP/Regency Energy Finance Corp., 6.88%, 12/01/18	155,000	156,937

		2,647,997

Health Care Providers & Services 0.7%
Biomet, Inc., 10.00%, 10/15/17	330,000	360,525
CHS/Community Health Systems, Inc., 8.88%, 07/15/15	135,000	141,750
Express Scripts, Inc.,
5.25%, 06/15/12	655,000	691,323
HCA, Inc. 9.63%, 11/15/16	110,000	117,837
8.50%, 04/15/19	665,000	728,175
Hospira, Inc., 5.60%, 09/15/40	1,485,000	1,459,546
Medco Health Solutions, Inc., 4.13%, 09/15/20	1,215,000	1,174,820

		4,673,976

Hotels, Restaurants & Leisure 0.3%
Cedar Fair LP/Canada’s Wonderland Co./ Magnum Management Corp., 9.13%, 08/01/18(b)	120,000	129,150
Harrah’s Operating Co., Inc., 5.63%, 06/01/15	70,000	58,625
MGM Mirage, Inc.
11.13%, 11/15/17	220,000	253,000
9.00%, 03/15/20(b)	325,000	357,500
Pokagon Gaming Authority, 10.38%, 06/15/14(b)	180,000	187,650
Royal Caribbean Cruises Ltd., 7.25%, 06/15/16	190,000	204,725
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 05/15/18	460,000	503,700
Wyndham Worldwide Corp., 6.00%, 12/01/16	195,000	204,055

		1,898,405

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Durables 0.0%†
Meritage Homes Corp., 7.15%, 04/15/20	$90,000	$89,550
Standard Pacific Corp., 8.38%, 05/15/18(b)	145,000	145,000

		234,550

Household Products 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.13%, 04/15/19(b)	345,000	351,037

Independent Power Producers & Energy Traders 0.2%
Calpine Corp., 7.25%, 10/15/17(b)	555,000	555,000
GenOn Energy, Inc., 7.63%, 06/15/14	205,000	209,612
NRG Energy, Inc.
7.25%, 02/01/14	105,000	107,100
7.38%, 02/01/16	300,000	307,500

		1,179,212

Industrial Conglomerates 0.3%
Ingersoll-Rand Global Holding Co. Ltd., 6.00%, 08/15/13	1,705,000	1,885,409

Information Technology Services 0.2%
Fidelity National Information Services, Inc.
7.63%, 07/15/17(b)	330,000	347,325
7.88%, 07/15/20(b)	95,000	100,463
Lender Processing Services, Inc., 8.13%, 07/01/16	185,000	189,625
SunGard Data Systems, Inc.
10.63%, 05/15/15	220,000	242,550
10.25%, 08/15/15	105,000	110,381

		990,344

Insurance 1.1%
American International Group, Inc., 8.18%, 05/15/58(a)	505,000	537,729
Hartford Financial Services Group, Inc.
5.38%, 03/15/17	990,000	1,007,602
5.50%, 03/30/20	1,450,000	1,470,903
Lincoln National Corp., 7.00%, 06/15/40	620,000	674,233
Prudential Financial, Inc.
3.88%, 01/14/15	2,685,000	2,770,055
6.63%, 06/21/40	465,000	518,851

		6,979,373

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Machinery 0.2%
Case New Holland, Inc., 7.88%, 12/01/17(b)	$495,000	$540,788
Manitowoc Co., Inc. (The), 8.50%, 11/01/20	305,000	324,062
Navistar International Corp., 8.25%, 11/01/21	495,000	532,125

		1,396,975

Media 3.2%
CBS Corp., 5.90%, 10/15/40	1,350,000	1,300,423
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	100,000	119,250
CCO Holdings LLC/CCO Holdings Capital Corp.
7.25%, 10/30/17	230,000	233,450
8.13%, 04/30/20	355,000	373,638
Cequel Communications Holdings I LLC/Cequel Capital Corp., 8.63%, 11/15/17(b)	450,000	470,250
Citadel Broadcasting Corp., 7.75%, 12/15/18(b)	95,000	98,325
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/17	260,000	284,700
Comcast Corp. 6.30%, 11/15/17	505,000	578,199
6.40%, 03/01/40	355,000	380,512
DISH DBS Corp. 7.00%, 10/01/13	315,000	336,262
7.75%, 05/31/15	260,000	276,250
7.88%, 09/01/19	40,000	41,800
Gannett Co., Inc. 9.38%, 11/15/17	150,000	167,250
7.13%, 09/01/18(b)	425,000	426,063
Lamar Media Corp., 9.75%, 04/01/14	230,000	264,500
NBC Universal, Inc. 4.38%, 04/01/21(b)	3,995,000	3,877,575
5.95%, 04/01/41(b)	970,000	969,901
Sirius XM Radio, Inc., 8.75%, 04/01/15(b)	100,000	108,250
Time Warner Cable, Inc. 6.75%, 07/01/18	4,995,000	5,822,566
5.88%, 11/15/40	1,730,000	1,711,593
Time Warner, Inc., 6.10%, 07/15/40	1,040,000	1,091,257
Univision Communications, Inc., 7.88%, 11/01/20(b)	500,000	525,000
Videotron Ltee, 6.88%, 01/15/14	385,000	389,812
WMG Acquisition Corp., 9.50%, 06/15/16	225,000	241,313
XM Satellite Radio, Inc., 7.63%, 11/01/18(b)	440,000	454,300

		20,542,439

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 1.2%
Anglo American Capital PLC, 4.45%, 09/27/20(b)	$2,525,000	$2,564,145
FMG Resources (August 2006) Pty Ltd., 7.00%, 11/01/15(b)	155,000	158,875
Rio Tinto Finance (USA) Ltd., 5.20%, 11/02/40	1,015,000	995,173
Southern Copper Corp., 6.75%, 04/16/40	1,610,000	1,667,150
Steel Dynamics, Inc. 6.75%, 04/01/15	50,000	50,625
7.75%, 04/15/16	165,000	173,663
Tube City IMS Corp., 9.75%, 02/01/15	175,000	181,125
United States Steel Corp., 6.65%, 06/01/37	109,000	91,560
Vale Overseas Ltd., 4.63%, 09/15/20	1,795,000	1,777,201

		7,659,517

Multiline Retail 0.1%
Macy’s Retail Holdings, Inc., 6.38%, 03/15/37	340,000	333,200
Sears Holdings Corp., 6.63%, 10/15/18(b)	205,000	191,162

		524,362

Multi-Utilities 0.0%†
CMS Energy Corp., 4.25%, 09/30/15	300,000	297,055

Office Electronics 0.6%
Xerox Corp. 5.50%, 05/15/12	885,000	934,748
6.40%, 03/15/16	1,950,000	2,223,197
5.63%, 12/15/19	675,000	723,559

		3,881,504

Oil, Gas & Consumable Fuels 2.5%
Arch Coal, Inc., 8.75%, 08/01/16	375,000	408,750
ATP Oil & Gas Corp., 11.88%, 05/01/15(b)	310,000	292,950
Chesapeake Energy Corp. 7.63%, 07/15/13	30,000	32,513
9.50%, 02/15/15	755,000	851,262
6.63%, 08/15/20	35,000	34,475
Cimarex Energy Co., 7.13%, 05/01/17	280,000	290,500
Denbury Resources, Inc., 8.25%, 02/15/20	110,000	119,350

14	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Dynegy Holdings, Inc., 7.75%, 06/01/19	$315,000	$210,263
Dynegy Roseton/Danskammer Pass-Through Trust, Series B, 7.67%, 11/08/16	125,000	117,500
El Paso Corp. 7.00%, 06/15/17	295,000	311,318
7.80%, 08/01/31	180,000	179,054
Energy Transfer Equity LP, 7.50%, 10/15/20	660,000	679,800
EXCO Resources, Inc., 7.50%, 09/15/18	360,000	352,800
Forest Oil Corp., 7.25%, 06/15/19	265,000	268,975
Hess Corp., 5.60%, 02/15/41	1,000,000	992,733
Husky Energy, Inc., 5.90%, 06/15/14	2,850,000	3,132,124
Kinder Morgan Energy Partners LP 5.95%, 02/15/18	2,380,000	2,621,127
6.50%, 09/01/39	705,000	728,290
Kinder Morgan Finance Co. ULC, 5.70%, 01/05/16	318,000	321,975
Linn Energy LLC/Linn Energy Finance Corp. 8.63%, 04/15/20(b)	310,000	334,025
7.75%, 02/01/21(b)	95,000	97,375
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Series B, 8.75%, 04/15/18	445,000	481,713
Newfield Exploration Co., 6.63%, 04/15/16	355,000	364,762
Peabody Energy Corp., 7.38%, 11/01/16	115,000	127,650
Petroleos de Venezuela SA 5.25%, 04/12/17	270,000	154,575
5.38%, 04/12/27	120,000	57,300
Pioneer Natural Resources Co., 5.88%, 07/15/16	115,000	118,236
Quicksilver Resources, Inc., 11.75%, 01/01/16	210,000	244,650
SandRidge Energy, Inc., 8.00%, 06/01/18(b)	380,000	385,700
Southern Star Central Corp., 6.75%, 03/01/16	430,000	434,300
Valero Energy Corp., 6.13%, 02/01/20	1,230,000	1,306,341

		16,052,386

Corporate Bonds (continued)

	Principal Amount	Market Value

Paper & Forest Products 0.1%
Georgia-Pacific LLC, 8.25%, 05/01/16(b)	$200,000	$225,750
PE Paper Escrow GmbH, 12.00%, 08/01/14(b)	115,000	133,049

		358,799

Personal Products 0.1%
NBTY, Inc., 9.00%, 10/01/18(b)	310,000	330,925

Pharmaceuticals 0.0%†
Valeant Pharmaceuticals International
6.75%, 10/01/17(b)	110,000	109,450
6.88%, 12/01/18(b)	100,000	99,250
7.00%, 10/01/20(b)	65,000	64,188

		272,888

Real Estate Investment Trusts (REITs) 0.6%
Boston Properties LP, 4.13%, 05/15/21	1,685,000	1,597,438
Host Hotels & Resorts LP
7.13%, 11/01/13	30,000	30,450
6.88%, 11/01/14	50,000	51,500
Host Hotels & Resorts LP, Series Q, 6.75%, 06/01/16	445,000	454,456
Omega Healthcare Investors, Inc., 6.75%, 10/15/22(b)	80,000	79,300
Ventas Realty LP, 6.75%, 04/01/17	45,000	47,151
WEA Finance LLC, 7.50%, 06/02/14(b)	1,605,000	1,821,609

		4,081,904

Road & Rail 0.1%
RSC Equipment Rental, Inc., 10.25%, 11/15/19	65,000	72,475
Russian Railways, 5.74%, 04/03/17	400,000	415,680

		488,155

Semiconductors & Semiconductor Equipment 0.1%
Advanced Micro Devices, Inc.
8.13%, 12/15/17	360,000	381,600
7.75%, 08/01/20(b)	55,000	57,063
Freescale Semiconductor, Inc., 9.25%, 04/15/18(b)	330,000	363,000

		801,663

Specialty Retail 0.2%
Home Depot, Inc., 5.88%, 12/16/36	1,045,000	1,086,956
Toys “R” Us Property Co. I LLC, 10.75%, 07/15/17	295,000	336,300

		1,423,256

2010 Annual Report	15

Statement of Investments (Continued)

December 31, 2010

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Textiles, Apparel & Luxury Goods 0.0%†
Hanesbrands, Inc., 6.38%, 12/15/20 (b)	$265,000	$251,750

Tobacco 0.7%
Lorillard Tobacco Co.
8.13%, 06/23/19	3,635,000	4,044,774
6.88%, 05/01/20	640,000	661,013

		4,705,787

Trading Companies & Distributors 0.1%
United Rentals North America, Inc., 10.88%, 06/15/16	475,000	542,688

Wireless Telecommunication Services 0.1%
Cricket Communications, Inc.
7.75%, 05/15/16	460,000	477,250
7.75%, 10/15/20 (b)	380,000	361,950

		839,200

Total Corporate Bonds (cost $206,929,300)		212,817,920

U.S. Government Mortgage Backed Agencies 31.9%
Fannie Mae Pool
Pool# 969941
5.00%, 03/01/23	142,579	151,335
Pool# 982885
5.00%, 05/01/23	54,570	58,535
Pool# 975884
5.00%, 06/01/23	44,225	46,941
Pool# 987214
5.00%, 07/01/23	21,063	22,356
Pool# 976243
5.00%, 08/01/23	82,383	87,442
Pool# 987456
5.00%, 08/01/23	53,912	57,222
Pool# 965102
5.00%, 09/01/23	29,519	31,332
Pool# 988300
5.00%, 09/01/23	59,789	63,908
Pool# 992021
5.00%, 10/01/23	99,809	105,938
Pool# 735578
5.00%, 06/01/35	234,259	247,325
Pool# 834657
5.50%, 08/01/35	20,396	21,934
Pool# 835482
5.50%, 10/01/35	108,287	116,452
Pool# 745826
6.00%, 07/01/36	82,720	90,168

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 899215
6.00%, 10/01/36	$157,062	$171,204
Pool# 831922
5.50%, 11/01/36	91,319	97,919
Pool# 888222
6.00%, 02/01/37	174,025	189,694
Pool# 913304
5.50%, 04/01/37	218,788	234,259
Pool# 899528
5.50%, 05/01/37	632,108	676,805
Pool# 937090
5.50%, 05/01/37	474,376	507,919
Pool# 917988
6.00%, 05/01/37	338,689	368,550
Pool# 917141
5.50%, 06/01/37	125,623	134,702
Pool# 915639
6.00%, 06/01/37	677,045	736,737
Pool# 939984
6.00%, 06/01/37	628,446	683,853
Pool# 938175
5.50%, 07/01/37	91,160	97,606
Pool# 899598
6.00%, 07/01/37	76,869	83,646
Pool# 928483
6.00%, 07/01/37	699,026	760,656
Pool# 942052
6.00%, 07/01/37	300,000	326,450
Pool# 944526
6.00%, 07/01/37	350,044	380,906
Pool# 945218
5.50%, 08/01/37	28,769	30,803
Pool# 936895
6.00%, 08/01/37	33,707	36,678
Pool# 952277
5.50%, 09/01/37	10,632	11,384
Pool# 943640
5.50%, 10/01/37	22,694	24,299
Pool# 950992
5.50%, 10/01/37	39,340	42,121
Pool# 946923
6.00%, 10/01/37	699,720	761,411
Pool# 955770
6.00%, 10/01/37	109,422	119,069
Pool# 960117
5.50%, 11/01/37	11,007	11,786
Pool# 933166
6.00%, 11/01/37	2,043,575	2,223,747
Pool# 956411
6.00%, 11/01/37	280,207	304,912
Pool# 959983
6.00%, 11/01/37	715,827	778,938

16	Annual Report 2010

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 967276
5.00%, 12/01/37	$134,527	$141,568
Pool# 929018
6.00%, 12/01/37	536,344	583,631
Pool# 966419
6.00%, 12/01/37	330,660	359,812
Pool# 952035
5.50%, 01/01/38	364,433	390,202
Pool# 961256
5.50%, 01/01/38	419,640	449,248
Pool# 969451
5.50%, 01/01/38	633,769	678,485
Pool# 961348
6.00%, 01/01/38	866,070	942,427
Pool# 965719
6.00%, 01/01/38	241,579	262,802
Pool# 960048
5.50%, 02/01/38	37,756	40,420
Pool# 969757
5.50%, 02/01/38	23,078	24,707
Pool# 972701
5.50%, 02/01/38	94,992	101,694
Pool# 933409
5.00%, 03/01/38	599,994	637,959
Pool# 961849
5.50%, 03/01/38	296,383	317,294
Pool# 974674
5.50%, 03/01/38	173,255	185,479
Pool# 961992
6.00%, 03/01/38	551,889	600,374
Pool# 970185
5.00%, 04/01/38	249,452	262,455
Pool# 973726
6.00%, 04/01/38	1,431,564	1,557,331
Pool# 929515
5.00%, 05/01/38	98,055	103,167
Pool# 962874
5.00%, 05/01/38	90,504	95,222
Pool# 982126
5.00%, 05/01/38	281,346	296,012
Pool# 969268
5.50%, 05/01/38	19,678	21,066
Pool# 970232
5.50%, 05/01/38	64,055	68,575
Pool# 995048
5.50%, 05/01/38	848,216	909,520
Pool# 889509
6.00%, 05/01/38	347,057	377,656
Pool# 889579
6.00%, 05/01/38	614,075	668,215
Pool# 933927
5.50%, 06/01/38	241,886	258,952
Pool# 976213
5.50%, 06/01/38	28,859	30,895

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 983821
5.50%, 06/01/38	$189,819	$203,211
Pool# 985731
5.50%, 06/01/38	236,722	253,423
Pool# 934108
5.00%, 07/01/38	353,680	372,116
Pool# 934333
5.50%, 07/01/38	1,694,415	1,813,964
Pool# 986264
5.50%, 07/01/38	1,014,483	1,086,059
Pool# 988029
5.00%, 08/01/38	260,690	274,279
Pool# 257306
5.50%, 08/01/38	31,692	33,928
Pool# 964970
5.50%, 08/01/38	323,879	346,730
Pool# 975697
5.50%, 08/01/38	183,011	195,924
Pool# 986062
5.50%, 08/01/38	79,828	85,460
Pool# 925973
6.00%, 08/01/38	89,582	97,452
Pool# 970818
5.50%, 09/01/38	382,801	409,809
Pool# 970650
5.50%, 10/01/38	790,178	845,928
Pool# 990786
5.50%, 10/01/38	203,732	218,107
Pool# 992032
5.50%, 10/01/38	372,529	398,813
Pool# 992471
5.50%, 10/01/38	106,261	113,758
Pool# 991002
6.00%, 10/01/38	95,156	103,784
Pool# 934645
5.50%, 11/01/38	862,442	923,291
Pool# 985805
5.50%, 11/01/38	334,010	357,628
Pool# 934249
5.50%, 12/01/38	281,019	300,847
Pool# 970929
5.50%, 12/01/38	653,839	699,971
Pool# 992676
5.50%, 12/01/38	559,845	599,344
Pool# 993111
5.50%, 01/01/39	667,896	715,019
Pool# 935075
6.00%, 04/01/39	295,000	320,824
Pool# AC0017
5.50%, 09/01/39	42,819	45,833
Pool# AD0638
6.00%, 09/01/39	525,374	571,694

2010 Annual Report	17

Statement of Investments (Continued)

December 31, 2010

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Fannie Mae Pool TBA
5.00%, 01/25/41	$9,040,000	$9,503,300
5.50%, 01/25/41	34,565,000	36,979,158
6.00%, 01/25/41	5,960,000	6,477,775
Freddie Mac
1.13%, 12/16/13	3,060,000	3,042,399
Freddie Mac Gold Pool
Pool# G13072
5.00%, 04/01/23	54,585	57,664
Pool# G13122
5.00%, 04/01/23	35,895	37,920
Pool# J07940
5.00%, 05/01/23	458,216	486,353
Pool# G13225
5.00%, 06/01/23	557,256	588,688
Pool# J07942
5.00%, 06/01/23	67,579	71,391
Pool# J08443
5.00%, 07/01/23	131,597	140,829
Pool# A14186
5.50%, 10/01/33	8,203	8,813
Pool# A82875
5.50%, 11/01/33	248,553	267,049
Pool# C01674
5.50%, 11/01/33	66,345	71,282
Pool# A39584
5.50%, 11/01/35	221,993	237,958
Pool# A52983
5.50%, 10/01/36	449,493	480,414
Pool# A61562
5.50%, 10/01/36	194,039	207,388
Pool# G02379
6.00%, 10/01/36	97,003	105,423
Pool# G08204
5.50%, 06/01/37	69,126	73,752
Pool# G08210
6.00%, 07/01/37	575,057	623,537
Pool# G03432
5.50%, 11/01/37	55,522	59,237
Pool# A72499
6.00%, 02/01/38	78,339	84,943
Pool# G04220
5.50%, 03/01/38	162,163	173,014
Pool# G08256
5.50%, 03/01/38	68,084	72,619
Pool# G04156
6.00%, 03/01/38	143,956	156,092
Pool# G08263
5.50%, 04/01/38	96,929	103,385
Pool# A76684
5.00%, 05/01/38	259,179	272,012
Pool# A77391
5.00%, 05/01/38	591,842	621,147

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)
Pool# A76939
5.50%, 05/01/38	$196,357	$209,435
Pool# A77208
5.50%, 05/01/38	165,056	176,049
Pool# A77648
5.50%, 06/01/38	54,748	58,395
Pool# A77937
5.50%, 06/01/38	1,153,367	1,230,185
Pool# G04458
5.50%, 06/01/38	485,303	517,625
Pool# A78076
6.00%, 06/01/38	140,578	152,430
Pool# A78454
6.00%, 06/01/38	277,558	300,958
Pool# A79197
5.00%, 07/01/38	107,830	113,169
Pool# A78982
5.50%, 07/01/38	236,073	251,796
Pool# A79018
5.50%, 07/01/38	536,329	572,050
Pool# A79806
5.50%, 07/01/38	142,727	152,233
Pool# G04471
5.50%, 07/01/38	574,998	613,294
Pool# A82609
5.50%, 09/01/38	241,413	257,492
Pool# A83032
5.50%, 11/01/38	143,425	152,977
Pool# A83345
5.00%, 12/01/38	316,393	332,059
Pool# A83596
5.50%, 12/01/38	325,156	346,813
Pool# G08323
5.00%, 02/01/39	1,118,688	1,174,080
Pool# A87679
5.00%, 08/01/39	730,684	766,791
Pool# G05813
6.00%, 12/01/39	305,030	330,746
Freddie Mac Gold Pool TBA
4.00%, 01/15/41	86,225,000	85,591,764
5.50%, 01/15/41	16,030,000	17,081,969
6.00%, 01/15/41	875,000	947,734
Ginnie Mae I Pool
Pool# 603581
5.50%, 04/15/33	89,751	97,506
Pool# 618988
6.00%, 06/15/34	67,987	75,588
Pool# 658029
6.00%, 07/15/36	21,689	23,913
Pool# 617456
6.00%, 03/15/37	35,769	39,392
Pool# 600658
5.50%, 05/15/37	93,804	101,498

18	Annual Report 2010

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 657732
5.50%, 05/15/37	$116,736	$126,312
Pool# 675407
5.50%, 07/15/37	108,077	116,942
Pool# 782185
6.00%, 09/15/37	20,230	22,298
Pool# 670824
6.00%, 12/15/37	57,935	63,803
Pool# 671189
6.00%, 12/15/37	41,830	46,067
Pool# 686034
5.50%, 04/15/38	75,313	81,467
Pool# 674084
5.00%, 05/15/38	220,325	234,393
Pool# 686342
6.00%, 05/15/38	22,417	24,681
Pool# 690847
5.50%, 06/15/38	66,431	71,859
Pool# 632219
5.50%, 07/15/38	56,978	61,634
Pool# 689694
5.50%, 07/15/38	86,860	93,958
Pool# 690435
5.50%, 07/15/38	74,177	80,470
Pool# 687727
6.00%, 07/15/38	56,722	62,450
Pool# 690310
6.00%, 07/15/38	61,857	68,103
Pool# 689575
6.50%, 07/15/38	134,269	151,433

Total U.S. Government Mortgage Backed Agencies (cost $204,658,874)		206,626,659

Sovereign Bonds 1.1%
ARGENTINA 0.1%
Argentina Bonos
8.75%, 06/02/17	31,000	31,930
8.28%, 12/31/33	211,996	196,627
2.50%, 12/31/38(c)	157,000	70,257

		298,814

Sovereign Bonds (continued)

	Principal Amount	Market Value

BRAZIL 0.1%
Banco Nacional de Desenvolvimento
Economico e Social,
5.50%, 07/12/20	$350,000	$359,625
Brazilian Government International Bond
4.88%, 01/22/21	260,000	265,200
8.75%, 02/04/25	100,000	137,500

		762,325

BULGARIA 0.0%†
Bulgaria Government International Bond, 8.25%, 01/15/15	60,000	70,200

CHILE 0.0%†
Chile Government International Bond, 3.88%, 08/05/20	165,000	162,205

COLOMBIA 0.1%
Colombia Government International Bond
7.38%, 01/27/17	222,000	261,960
7.38%, 03/18/19	100,000	120,000
8.13%, 05/21/24	116,000	146,450

		528,410

CROATIA 0.0%†
Croatia Government International Bond, 6.75%, 11/05/19	125,000	130,819

EL SALVADOR 0.0%†
El Salvador Government International Bond 7.75%, 01/24/23	100,000	111,875
7.65%, 06/15/35	48,000	50,760

		162,635

HUNGARY 0.0%†
Hungary Government International Bond 4.75%, 02/03/15	20,000	19,597
6.25%, 01/29/20	144,000	140,040

		159,637

INDONESIA 0.1%
Indonesia Government International Bond, 5.88%, 03/13/20	449,000	492,778

2010 Annual Report	19

Statement of Investments (Continued)

December 31, 2010

NVIT Core Plus Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

LEBANON 0.1%
Lebanon Government International Bond 8.50%, 01/19/16	$178,000	$205,613
6.38%, 03/09/20	239,000	249,167

		454,780

LITHUANIA 0.0%†
Lithuania Government International Bond, 7.38%, 02/11/20	166,000	183,845

MEXICO 0.1%
Mexico Government International Bond 5.13%, 01/15/20	176,000	183,480
6.75%, 09/27/34	100,000	112,500

		295,980

PANAMA 0.1%
Panama Government International Bond 7.25%, 03/15/15	40,000	46,200
8.88%, 09/30/27	219,000	302,034
6.70%, 01/26/36	25,000	27,812

		376,046

PERU 0.1%
Peruvian Government International Bond 7.35%, 07/21/25	300,000	364,950
8.75%, 11/21/33	30,000	41,175

		406,125

PHILIPPINES 0.0%†
Philippine Government International Bond, 6.50%, 01/20/20	250,000	289,988

POLAND 0.1%
Poland Government International Bond 5.00%, 10/19/15	153,000	162,530
6.38%, 07/15/19	198,000	222,384

		384,914

RUSSIA 0.0%†
Russian Foreign Bond — Eurobond 5.00%, 04/29/20	100,000	100,000
7.50%, 03/31/30 (c)	9	11

		100,011

Sovereign Bonds (continued)

	Principal Amount	Market Value

SOUTH AFRICA 0.1%
South Africa Government International Bond
6.50%, 06/02/14	$100,000	$112,770
6.88%, 05/27/19	105,000	122,981
5.88%, 05/30/22	100,000	107,500

		343,251

SRI LANKA 0.0%†
Sri Lanka Government International Bond, 6.25%, 10/04/20	150,000	152,063

TURKEY 0.1%
Turkey Government International Bond
7.50%, 11/07/19	100,000	119,000
7.00%, 06/05/20	527,000	613,612
7.38%, 02/05/25	70,000	83,314

		815,926

UKRAINE 0.0%†
Ukraine Government International Bond, 6.58%, 11/21/16	157,000	157,031

URUGUAY 0.0%†
Uruguay Government International Bond, 6.88%, 09/28/25	258,000	294,120

VENEZUELA 0.0%†
Venezuela Government International Bond
7.75%, 10/13/19	245,000	165,987
9.38%, 01/13/34	75,000	50,813

		216,800

Total Sovereign Bonds (cost $7,193,014)		7,238,703

U.S. Government Sponsored & Agency Obligations 0.3%
Federal Home Loan Banks 3.63%, 05/29/13 4.00%, 09/06/13	1,630,000 150,000	1,737,158 161,528

Total U.S. Government Sponsored & Agency Obligations (cost $1,762,653)		1,898,686

20	Annual Report 2010

U.S. Treasury Bills 30.0%

	Principal Amount	Market Value

U.S. Treasury Bills
0.16%, 05/12/11	$64,000,000	$63,966,720
0.17%, 02/10/11	15,000,000	14,998,545
0.17%, 04/21/11	30,000,000	29,987,850
0.19%, 05/19/11	25,000,000	24,985,825
0.19%, 06/02/11	40,000,000	39,974,160
0.19%, 06/23/11	20,000,000	19,982,720

Total U.S. Treasury Bills (cost $193,879,096)		193,895,820

U.S. Treasury Bonds 4.2%
U.S. Treasury Bonds
4.50%, 02/15/36	2,195,000	2,272,510
6.88%, 08/15/25	1,225,000	1,637,481
8.75%, 05/15/20	2,705,000	3,936,832
U.S. Treasury Inflation Indexed Bond, 2.38%, 01/15/17	15,920,000	19,240,484

Total U.S. Treasury Bonds (cost $26,273,822)		27,087,307

U.S. Treasury Notes 8.3%
U.S. Treasury Notes
2.38%, 10/31/14	3,660,000	3,788,385
3.13%, 01/31/17	41,025,000	42,627,519
3.63%, 08/15/19	7,015,000	7,328,486

Total U.S. Treasury Notes (cost $55,048,009)		53,744,390

Mutual Fund 4.4%

	Shares	Market Value

Money Market Fund 4.4%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (d)	28,697,290	$28,697,290

Total Mutual Fund (cost $28,697,290)		28,697,290

Total Investments (cost $781,566,969) (e) —123.3%		797,718,513

Liabilities in excess of other assets — (23.3)%		(150,603,909)

NET ASSETS — 100.0%		$647,114,604

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2010 was $38,063,689 which represents 5.88% of net assets.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2010.

(d)	Represents 7-day effective yield as of December 31, 2010.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

BV	Private Limited Liability Company

GmbH	Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

OJSC	Open Joint Stock Company

PLC	Public Limited Company

REGS	Registered Shares

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

TBA	To Be Announced

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	21

Statement of Assets and Liabilities

December 31, 2010

NVIT Core Plus Bond Fund
Assets:
Investments, at value (cost $781,566,969)	$797,718,513
Cash	836
Interest and dividends receivable	4,450,740
Receivable for investments sold	1,601,648
Receivable for capital shares issued	2,566,884
Reclaims receivable	268
Prepaid expenses	997

Total Assets	806,339,886

Liabilities:
Payable for investments purchased	158,846,379
Payable for capital shares redeemed	57,393
Accrued expenses and other payables:
Investment advisory fees	238,937
Fund administration fees	18,574
Distribution fees	6,583
Administrative servicing fees	3,779
Accounting and transfer agent fees	8,197
Trustee fees	8,097
Custodian fees	798
Compliance program costs (Note 3)	413
Professional fees	15,579
Printing fees	12,036
Other	8,517

Total Liabilities	159,225,282

Net Assets	$647,114,604

Represented by:
Capital	$630,190,366
Accumulated undistributed net investment income	1,095,989
Accumulated net realized losses from investment transactions	(323,295)
Net unrealized appreciation/(depreciation) from investments	16,151,544

Net Assets	$647,114,604

Net Assets:
Class I Shares	$624,053
Class II Shares	31,219,410
Class Y Shares	615,271,141

Total	$647,114,604

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	56,222
Class II Shares	2,816,033
Class Y Shares	55,370,438

Total	58,242,693

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.10
Class II Shares	$11.09
Class Y Shares	$11.11

The accompanying notes are an integral part of these financial statements.

22	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

NVIT Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$16,000,007
Dividend income	64,820
Other income	98
Foreign tax withholding	(1,516)

Total Income	16,063,409

EXPENSES:
Investment advisory fees	1,955,870
Fund administration fees	168,565
Distribution fees Class II Shares	63,404
Administrative servicing fees Class I Shares	729
Administrative servicing fees Class II Shares	38,042
Professional fees	47,897
Printing fees	61,443
Trustee fees	18,894
Custodian fees	19,505
Accounting and transfer agent fees	40,172
Compliance program costs (Note 3)	1,361
Other	18,816

Total expenses before earnings credit	2,434,698

Earnings credit (Note 4)	(637)

Net Expenses	2,434,061

NET INVESTMENT INCOME	13,629,348

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	11,960,070
Net change in unrealized appreciation/(depreciation) from investments	4,480,424

Net realized/unrealized gains from investments	16,440,494

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$30,069,842

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	23

Statements of Changes in Net Assets

	NVIT Core Plus Bond Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$13,629,348	$7,465,180
Net realized gains from investment transactions	11,960,070	7,981,425
Net change in unrealized appreciation from investments	4,480,424	11,328,570

Change in net assets resulting from operations	30,069,842	26,775,175

Distributions to Shareholders From:
Net investment income:
Class I	(13,409)	(15,024)
Class II	(657,185)	(450,099)
Class Y	(12,361,107)	(7,961,109)
Net realized gains:
Class I	(13,835)	(8,153)
Class II	(703,355)	(325,813)
Class Y	(13,170,507)	(4,664,069)

Change in net assets from shareholder distributions	(26,919,398)	(13,424,267)

Change in net assets from capital transactions	351,196,000	198,804,225

Change in net assets	354,346,444	212,155,133

Net Assets:
Beginning of year	292,768,160	80,613,027

End of year	$647,114,604	$292,768,160

Accumulated undistributed net investment income at end of year	$1,095,989	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$540,471	$460,691
Dividends reinvested	27,244	23,177
Cost of shares redeemed	(385,994)	(273,402)

Total Class I	181,721	210,466

Class II Shares
Proceeds from shares issued	19,065,558	20,232,427
Dividends reinvested	1,360,540	775,912
Cost of shares redeemed	(7,952,724)	(5,903,118)

Total Class II	12,473,374	15,105,221

Class Y Shares
Proceeds from shares issued	332,834,406	185,547,517
Dividends reinvested	25,531,614	12,625,178
Cost of shares redeemed	(19,825,115)	(14,684,157)

Total Class Y	338,540,905	183,488,538

Change in net assets from capital transactions	$351,196,000	$198,804,225

Amount designated as “—” is zero or has been rounded to zero.

24	Annual Report 2010

	NVIT Core Plus Bond Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
SHARE TRANSACTIONS:
Class I Shares
Issued	48,011	44,754
Reinvested	2,461	2,170
Redeemed	(34,483)	(26,051)

Total Class I Shares	15,989	20,873

Class II Shares
Issued	1,701,000	1,932,145
Reinvested	123,088	72,083
Redeemed	(707,990)	(587,282)

Total Class II Shares	1,116,098	1,416,946

Class Y Shares
Issued	29,444,326	17,681,082
Reinvested	2,305,757	1,176,337
Redeemed	(1,746,562)	(1,429,138)

Total Class Y Shares	30,003,521	17,428,281

Total change in shares	31,135,608	18,866,100

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	25

,

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Plus Bond Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010(e)	$10.79	0.36	0.53	0.89	(0.31)	(0.27)	(0.58)	$11.10	8.35%		$624,053	0.69%	3.18%	0.69%	338.94%
Year Ended December 31, 2009(e)	$9.78	0.46	1.15	1.61	(0.40)	(0.20)	(0.60)	$10.79	16.62%		$434,166	0.70%	4.34%	0.71%	157.56%
Period Ended December 31, 2008(e)(f)	$10.00	0.18	(0.20)	(0.02)	(0.20)	–	(0.20)	$9.78	(0.13%	)	$189,255	0.62%	4.57%	0.74%	105.57%
Class II Shares
Year Ended December 31, 2010(e)	$10.78	0.33	0.54	0.87	(0.29)	(0.27)	(0.56)	$11.09	8.11%		$31,219,410	0.94%	2.95%	0.94%	338.94%
Year Ended December 31, 2009(e)	$9.77	0.41	1.18	1.59	(0.38)	(0.20)	(0.58)	$10.78	16.44%		$18,326,170	0.95%	3.84%	0.95%	157.56%
Period Ended December 31, 2008(e)(f)	$10.00	0.18	(0.21)	(0.03)	(0.20)	–	(0.20)	$9.77	(0.31%	)	$2,765,081	0.94%	4.29%	1.03%	105.57%
Class Y Shares
Year Ended December 31, 2010(e)	$10.80	0.37	0.54	0.91	(0.33)	(0.27)	(0.60)	$11.11	8.50%		$615,271,141	0.54%	3.32%	0.54%	338.94%
Year Ended December 31, 2009(e)	$9.78	0.46	1.18	1.64	(0.42)	(0.20)	(0.62)	$10.80	16.89%		$274,007,824	0.55%	4.35%	0.56%	157.56%
Period Ended December 31, 2008(e)(f)	$10.00	0.21	(0.22)	(0.01)	(0.21)	–	(0.21)	$9.78	(0.09%	)	$77,658,691	0.55%	4.66%	0.66%	105.57%

Amounts designated as “ —” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

26	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Core Plus Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Prices are taken from the primary market on which each security trades.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). Market quotations for a security may be deemed “not

2010 Annual Report	27

Notes to Financial Statements (Continued)

December 31, 2010

readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1		Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$		$29,233	$—	$29,233
Commercial Mortgage Backed Securities		—	65,682,505	—	65,682,505
Corporate Bonds		—	212,817,920	—	212,817,920
Mutual Fund		28,697,290	—	—	28,697,290
Sovereign Bonds		—	7,238,703	—	7,238,703
U.S. Government
Mortgage Backed Securities		—	206,626,659	—	206,626,659
U.S. Government Sponsored Agency Obligations		—	1,898,686	—	1,898,686
U.S. Treasury Bills		—	193,895,820	—	193,895,820
U.S. Treasury Bonds		—	27,087,307	—	27,087,307
U.S. Treasury Notes		—	53,744,390	—	53,744,390

Total		$28,697,290	$769,021,223	$—	$797,718,513

* See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

28	Annual Report 2010

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to paydown gains and losses, litigation income, and adjustments to prior year accumulated balances. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the total net asset value of the class’s shares in proportion to the total net asset value of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.	Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of

2010 Annual Report	29

Notes to Financial Statements (Continued)

December 31, 2010

Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Neuberger Berman Fixed Income, LLC (“the Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.45%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $823,120 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.55% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount(a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$34,000	$9,652	$—	$43,652
(a)	For the period March 25, 2008 (commencement of operations) to December 31, 2008.

Amount designated as “—” is zero or has been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly- owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

30	Annual Report 2010

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $38,771 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,361.

2010 Annual Report	31

Notes to Financial Statements (Continued)

December 31, 2010

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly- owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $1,654,331,942 and sales of $1,367,641,514 (excluding short-term securities).

For the year ended December 31, 2010, the Fund had purchases of $1,357,769,384 and sales of $1,212,513,263 of U.S. Government securities.

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Funds invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s

32	Annual Report 2010

investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$23,160,482	$3,758,916	$26,919,398	$—	$26,919,398

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,424,267	$—	$13,424,267	$—	$13,424,267

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,884,366	$—	$1,884,366	$—	$(96,534)	$15,136,406	$16,924,238

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$782,582,107	$19,077,980	$(3,941,574)	$15,136,406

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011 post-October capital losses in the amount of $96,534.

2010 Annual Report	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Core Plus Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

34	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Core Plus Bond Fund

Other Federal Tax Information

The Fund designates $3,758,916, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2010 Annual Report	35

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

36	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	37

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

38	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	39

NVIT Developing Markets Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-DMKT (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

The Fund is subject to risks associated with investing in stocks of small and mid-sized companies.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by

2	Annual Report 2010

Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Barings International Investment Limited.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Barings International Investment Limited.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Developing Markets Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Developing Markets Fund (Class II at NAV) returned 16.14% versus 18.88% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Emerging Markets Funds (consisting of 64 funds as of December 31, 2010) was 18.65% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s positive stance on Peru and Indonesia and slight caution on the investment prospects for Brazil rewarded Fund investors during the reporting period. The former two markets outperformed the benchmark index, while the latter market underperformed.

Strong foreign demand for minerals, such as copper and zinc, and rising domestic demand were positive for Peru. Demand for commodities along with consumer spending increases spurred a period of strong performance for Indonesia, the largest economy in Southeast Asia. We were cautious about investing in Brazil during the reporting period because of our expectation of a period of fiscal consolidation.

What areas of investment detracted from Fund performance?

The Fund’s holdings in Russia and our caution on the equity markets in Taiwan and South Africa detracted from Fund performance. The Russian companies we invested in posted disappointing returns; the markets in Taiwan and South Africa both outperformed.

We were right to favor the Russian equity market, which was one of the stronger performers during the last part of the reporting period. The Fund’s investments in oil giant OAO Rosneft Oil Co. and telecommunications company VimpelCom Ltd., however, detracted from Fund performance. OAO Rosneft Oil suffered from speculation about the removal of tax relief on extensive East Siberian assets. A proposed mergers-and-acquisitions move by VimpelCom was not well received by the market, since such a move would change the company’s profile from an emerging markets operator to a global one with a substantial debt burden.

Our caution on Taiwan stemmed from our concern about the deteriorating competitive position of the country’s economy. The Fund also was underweight in South Africa during the reporting period in favor of more attractive investment opportunities identified elsewhere.

What is your outlook for the near term?

A number of factors should drive and support emerging market growth in 2011. These include increasing manufacturing activity, rising loan growth, higher commodity prices, low real interest rates, and increases in the rates of employment and industrial activity.

We think that given the high and rising return on equity of emerging companies, capital spending should accelerate in 2011. Valuations continue to look attractive for emerging markets as an asset class. The 12-month forward consensus price-to-earnings ratio for the Fund’s benchmark index is 11.7, which is undemanding in the context of the historical valuations of the asset class and the low levels of bond yields in emerging markets.

In our view, full normalization of developed market monetary policy, probably marked by successive interest-rate increases in the United States and other core developed economies, will signal the end of the trend of strong emerging market equity outperformance. This is not our core view for 2011, however, and we expect good performance from the emerging market equity asset class in 2011.

Subadviser:

Baring International Investment Limited

Portfolio Managers:

James Syme and Paul Wimborne

2010 Annual Report	5

Fund Performance	NVIT Developing Markets Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class II2	16.14%	8.93%	12.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

The Fund’s predecessor, the Montgomery Variable Series: Emerging Markets Fund, commenced operations on February 2, 1996. As of June 23, 2003, the NVIT Developing Markets Fund (formerly, Gartmore NVIT Developing Markets Fund, which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Variable Series: Emerging Markets Fund. At that time the NVIT Developing Markets Fund (formerly, Gartmore NVIT Developing Markets Fund) took on the performance of the Montgomery Variable Series: Emerging Markets Fund.

Expense Ratios

Expense Ratio*
Class II	1.63%

*	Current effective prospectus dated October 15, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore NVIT Developing Markets Fund versus performance of the Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	NVIT Developing Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Developing Markets Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period 07/01/10 - 12/31/10[a]
Class II Shares	Actual		1,000.00	1,242.00	8.87	1.57
	Hypothetical	[b]	1,000.00	1,017.29	7.98	1.57

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary December 31, 2010	NVIT Developing Markets Fund

Asset Allocation
Common Stocks	97.7%
Mutual Fund	1.8%
Other assets in excess of liabilities	0.5%

100.0%

Top Industries †
Commercial Banks	20.7%
Oil, Gas & Consumable Fuels	14.1%
Metals & Mining	12.9%
Semiconductors & Semiconductor Equipment	7.0%
Wireless Telecommunication Services	5.7%
Electronic Equipment, Instruments & Components	4.1%
Information Technology Services	4.1%
Machinery	3.6%
Auto Components	3.6%
Personal Products	3.3%
Other Industries	20.9%

100.0%

Top Holdings †
Samsung Electronics Co., Ltd.	5.7%
CNOOC Ltd.	4.2%
Vale SA—Preference Shares ADR	3.6%
America Movil SAB de CV, Series L, ADR	3.4%
Sberbank of Russia	3.3%
Hyundai Mobis	3.3%
China Construction Bank Corp., H Shares	3.2%
Industrial & Commercial Bank of China, H Shares	3.1%
Hon Hai Precision Industry Co., Ltd.	2.9%
Tupras Turkiye Petrol Rafinerileri AS	2.6%
Other Holdings	64.7%

100.0%

Top Countries †
South Korea	20.3%
Brazil	14.8%
China	12.6%
Hong Kong	8.0%
Russia	7.6%
India	6.6%
Taiwan	5.8%
Turkey	4.4%
Mexico	3.4%
Peru	3.4%
Other Countries	13.1%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

NVIT Developing Markets Fund

Common Stocks 97.7%

	Shares	Market Value

BRAZIL 14.7%
Beverages 1.8%
Cia de Bebidas das Americas ADR	121,095	$3,757,578

Commercial Banks 1.5%
Banco do Brasil SA	167,400	3,168,499

Health Care Providers & Services 1.3%
Diagnosticos Da America SA	206,700	2,801,657

Information Technology Services 0.9%
Redecard SA	146,500	1,857,726

Metals & Mining 4.1%
Vale SA—Preference Shares ADR	35,521	1,073,444
Vale SA—Preference Shares ADR	249,118	7,528,346

		8,601,790

Oil, Gas & Consumable Fuels 3.2%
Petroleo Brasileiro SA—Common Shares ADR	36,773	1,391,490
Petroleo Brasileiro SA—Preference Shares ADR	158,567	5,418,235

		6,809,725

Personal Products 1.9%
Hypermarcas SA*	293,239	3,979,924

		30,976,899

CHINA 12.5%
Commercial Banks 6.3%
China Construction Bank Corp., H Shares	7,530,660	6,746,320
Industrial & Commercial Bank of China, H Shares	8,781,745	6,537,580

		13,283,900

Food Products 1.0%
China Yurun Food Group Ltd.	666,000	2,186,782

Hotels, Restaurants & Leisure 1.5%
Ctrip.com International Ltd. ADR*	75,900	3,070,155

Internet Software & Services 1.2%
Tencent Holdings Ltd.	120,500	2,615,988

Multiline Retail 0.3%
Parkson Retail Group Ltd.	442,000	680,738

Oil, Gas & Consumable Fuels 0.8%
PetroChina Co. Ltd., H Shares	1,320,000	1,733,716

Personal Products 1.4%
Hengan International Group Co., Ltd.	335,000	2,888,361

		26,459,640

EGYPT 1.7%
Commercial Banks 1.7%
Commercial International Bank (Egypt) SAE	438,105	3,572,086

Common Stocks (continued)

	Shares	Market Value

HONG KONG 8.0%
Oil, Gas & Consumable Fuels 4.1%
CNOOC Ltd.	3,679,600	$8,758,653

Paper & Forest Products 0.9%
Nine Dragons Paper Holdings Ltd.	1,329,000	1,875,760

Real Estate Management & Development 2.0%
China Resources Land Ltd.	2,254,000	4,116,462

Specialty Retail 1.0%
Belle International Holdings Ltd.	1,208,000	2,040,446

		16,791,321

INDIA 6.6%
Auto Components 0.3%
Exide Industries Ltd.	154,491	576,642

Commercial Banks 1.3%
ICICI Bank Ltd.	109,589	2,804,495

Information Technology Services 3.2%
HCL Technologies Ltd.	219,705	2,241,087
Tata Consultancy Services Ltd.	172,797	4,504,359

		6,745,446

Machinery 1.8%
Tata Motors Ltd.	128,950	3,773,620

		13,900,203

INDONESIA 2.9%
Automobiles 1.0%
PT ASTRA International Tbk	363,000	2,193,763

Commercial Banks 1.9%
PT Bank Mandiri (Persero) Tbk	3,019,000	2,170,916
PT Bank Rakyat Indonesia (Persero)	1,603,000	1,864,665

		4,035,581

		6,229,344

JERSEY, CHANNEL ISLANDS 2.3%
Metals & Mining 2.3%
Randgold Resources Ltd. ADR	59,800	4,923,334

LUXEMBOURG 1.2%
Metals & Mining 1.2%
Ternium SA ADR	61,200	2,595,492

MEXICO 3.4%
Wireless Telecommunication Services 3.4%
America Movil, SAB de CV, Series L ADR	125,259	7,182,351

NETHERLANDS 1.1%
Wireless Telecommunication Services 1.1%
VimpelCom Ltd. ADR	150,500	2,263,520

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

NVIT Developing Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

PERU 3.4%
Commercial Banks 1.7%
Credicorp Ltd.	29,200	$3,472,172

Metals & Mining 1.7%
Cia de Minas Buenaventura SA ADR	74,416	3,643,407

		7,115,579

RUSSIA 7.6%
Commercial Banks 3.3%
Sberbank of Russia	2,040,716	6,936,408

Electric Utilities 0.0%†
Federal Hydrogenerating Co.*	1,017,035	54,397

Food & Staples Retailing 1.3%
X5 Retail Group NV REG GDR*	58,082	2,690,301

Metals & Mining 1.1%
MMC Norilsk Nickel ADR	99,359	2,354,159

Oil, Gas & Consumable Fuels 0.7%
Rosneft Oil Co. REG GDR	202,026	1,448,135

Wireless Telecommunication Services 1.2%
Mobile Telesystems OJSC ADR	123,205	2,571,288

		16,054,688

SOUTH AFRICA 0.6%
Media 0.6%
Naspers Ltd., N Shares	19,713	1,162,226

SOUTH KOREA 20.2%
Auto Components 3.3%
Hyundai Mobis*	27,655	6,924,153

Chemicals 1.9%
LG Chem Ltd.*	11,557	3,979,203

Commercial Banks 1.2%
KB Financial Group, Inc.*	46,818	2,462,365

Electronic Equipment, Instruments & Components 1.2%
LG Display Co., Ltd.*	74,170	2,593,762

Internet Software & Services 1.6%
NHN Corp.*	16,663	3,326,255

Machinery 1.8%
Hyundai Heavy Industries Co., Ltd.*	9,793	3,816,984

Metals & Mining 1.1%
POSCO	5,611	2,396,967

Oil, Gas & Consumable Fuels 2.5%
SK Energy Co., Ltd.*	31,177	5,322,219

Semiconductors & Semiconductor Equipment 5.6%
Samsung Electronics Co., Ltd.	14,263	11,911,548

		42,733,456

Common Stocks (continued)

	Shares	Market Value

TAIWAN 5.7%
Computers & Peripherals 1.6%
Compal Electronics, Inc.	2,502,701	$3,315,513

Electronic Equipment, Instruments & Components 2.8%
Hon Hai Precision Industry Co., Ltd.	1,503,800	6,057,729

Semiconductors & Semiconductor Equipment 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	216,700	2,717,418

		12,090,660

TURKEY 4.4%
Commercial Banks 1.8%
Turkiye Garanti Bankasi AS	563,398	2,845,382

Turkiye Halk Bankasi AS	119,388	1,013,648

		3,859,030

Oil, Gas & Consumable Fuels 2.6%
Tupras Turkiye Petrol Rafinerileri AS	217,043	5,419,311

		9,278,341

UNITED KINGDOM 1.4%
Metals & Mining 1.4%
Antofagasta PLC	114,458	2,896,152

Total Common Stocks (cost $180,503,264)		206,225,292

Mutual Fund 1.8%

Money Market Fund 1.8%
Invesco Liquid Assets Portfolio —Institutional Class, 0.19% (a)	3,879,030	$3,879,030

Total Mutual Fund (cost $3,879,030)		3,879,030

Total Investments (cost $184,382,294) (b) — 99.5%		210,104,322
Other assets in excess of liabilities — 0.5%		1,056,195

NET ASSETS — 100.0%		$211,160,517

*	Denotes a non-income producing security.
(a)	Represents 7-day effective yield as of December 31, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AS	Stock Corporation

GDR	Global Depositary Receipt

10	Annual Report 2010

Ltd.	Limited

OJSC	Open Joint Stock Company

PLC	Public Limited Company

PT	Limited Liability Company

REG	Registered Shares

SA	Stock Company

SAB de CV	Public Traded Company

SAE	Joint Stock Company

Tbk	Stock Symbol

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Assets and Liabilities

December 31, 2010

NVIT Developing Markets Fund
Assets:
Investments, at value (cost $184,382,294)	$210,104,322
Cash	50,392
Foreign currencies, at value (cost $1,191,719)	1,236,139
Dividends and interest receivable	160,575
Receivable for investments sold	230,840
Receivable for capital shares issued	384,062
Reclaims receivable	865
Prepaid expenses	620

Total Assets	212,167,815

Liabilities:
Payable for capital shares redeemed	12,888
Accrued expenses and other payables:
Investment advisory fees	169,323
Fund administration fees	10,778
Distribution fees	44,558
Administrative servicing fees	178,039
Accounting and transfer agent fees	4,313
Trustee fees	1,916
Deferred capital gain country tax	543,942
Custodian fees	13,524
Compliance program costs (Note 3)	671
Professional fees	6,805
Printing fees	15,745
Other	4,796

Total Liabilities	1,007,298

Net Assets	$211,160,517

Represented by:
Capital	$227,637,246
Accumulated net realized losses from investment and foreign currency transactions	(41,699,445)
Net unrealized appreciation/(depreciation) from investments†	25,178,086
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	44,630

Net Assets	$211,160,517

Net Assets:
Class II Shares	$211,160,517

Total	$211,160,517

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	30,269,443

Total	30,269,443

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$6.98

†	Net of $543,942 of deferred capital gain country tax

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

NVIT Developing Markets Fund
INVESTMENT INCOME:
Dividend income	$3,883,128
Income from securities lending (Note 2)	1,554
Other income	37
Foreign tax withholding	(252,321)

Total Income	3,632,398

EXPENSES:
Investment advisory fees	1,880,979
Fund administration fees	107,073
Distribution fees Class II Shares	494,994
Administrative servicing fees Class II Shares	494,993
Professional fees	31,943
Printing fees	55,888
Trustee fees	6,742
Custodian fees	1,607
Accounting and transfer agent fees	5,852
Compliance program costs (Note 3)	381
Other	10,175

Total expenses before earnings credit	3,090,627

Earnings credit (Note 4)	(39)

Net Expenses	3,090,588

NET INVESTMENT INCOME	541,810

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	35,741,811
Net realized losses from foreign currency transactions (Note 2)	(252,667)

Net realized gains from investment and foreign currency transactions	35,489,144

Net change in unrealized appreciation/(depreciation) from investments††	(11,957,189)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	42,972

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(11,914,217)

Net realized/unrealized gains from investments, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	23,574,927

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,116,737

††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $249,262.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Statements of Changes in Net Assets

	NVIT Developing Markets Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$541,810	$924,484
Net realized gains/(losses) from investment and foreign currency transactions	35,489,144	(42,306,957)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(11,914,217)	114,273,706

Change in net assets resulting from operations	24,116,737	72,891,233

Distributions to Shareholders From:
Net investment income:
Class II	—	(1,155,701)
Return of capital:
Class II	—	(655,820)

Change in net assets from shareholder distributions	—	(1,811,521)

Change in net assets from capital transactions	(42,781,503)	49,629,480

Change in net assets	(18,664,766)	120,709,192

Net Assets:
Beginning of year	229,825,283	109,116,091

End of year	$211,160,517	$229,825,283

Accumulated distributions in excess of net investment income at end of year	$—	$(183,562)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$62,935,181	$113,032,836
Dividends reinvested	—	1,811,521
Cost of shares redeemed	(105,716,684)	(65,214,877)

Total Class II	(42,781,503)	49,629,480

Change in net assets from capital transactions	$(42,781,503)	$49,629,480

SHARE TRANSACTIONS:
Class II Shares
Issued	9,933,712	23,184,889
Reinvested	—	390,624
Redeemed	(17,903,874)	(14,407,350)

Total Class II Shares	(7,970,162)	9,168,163

Total change in shares	(7,970,162)	9,168,163

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Developing Markets Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2010 (b)	$6.01	0.02	0.95	0.97	–	–	–	–	$6.98	16.14%	$211,160,517	1.56%	0.27%	1.56%	147.64%
Year Ended December 31, 2009 (b)	$3.75	0.03	2.29	2.32	(0.04)	–	(0.02)	(0.06)	$6.01	62.23%	$229,825,283	1.53%	0.58%	1.56%	124.25%
Year Ended December 31, 2008	$19.34	0.11	(8.85)	(8.74)	(0.10)	(6.75)	–	(6.85)	$3.75	(57.86)%	$109,116,091	1.62%	0.89%	1.85%	67.43%
Year Ended December 31, 2007	$15.68	0.09	6.17	6.26	(0.08)	(2.52)	–	(2.60)	$19.34	43.51%	$543,834,621	1.56%	0.50%	1.56%	98.49%
Year Ended December 31, 2006	$13.04	0.08	3.96	4.04	(0.08)	(1.32)	–	(1.40)	$15.68	34.57%	$364,233,390	1.65%	0.57%	1.65%	133.28%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Developing Markets Fund (formerly Gartmore NVIT Developing Markets Fund) (the “Fund”), a series of the Trust. Currently, shares of the Fund are held only by unaffiliated insurance companies.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities

16	Annual Report 2010

are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Auto Components	$—	$7,500,795	$—	$7,500,795
Automobiles	—	2,193,763	—	2,193,763
Beverages	3,757,578	—	—	3,757,578
Chemicals	—	3,979,203	—	3,979,203
Commercial Banks	6,640,671	36,953,865	—	43,594,536
Computers & Peripherals	—	3,315,513	—	3,315,513
Electric Utilities	—	54,397	—	54,397
Electronic Equipment, Instruments & Components	—	8,651,491	—	8,651,491
Food & Staples Retailing	—	2,690,301	—	2,690,301
Food Products	—	2,186,782	—	2,186,782
Health Care Providers & Services	2,801,657	—	—	2,801,657
Hotels, Restaurants & Leisure	3,070,155	—	—	3,070,155
Information Technology Services	1,857,726	6,745,446	—	8,603,172
Internet Software & Services	—	5,942,243	—	5,942,243
Machinery	—	7,590,604	—	7,590,604
Media	—	1,162,226	—	1,162,226
Metals & Mining	19,764,023	7,647,278	—	27,411,301
Multiline Retail	—	680,738	—	680,738
Oil, Gas & Consumable Fuels	6,809,725	22,682,034	—	29,491,759
Paper & Forest Products	—	1,875,760	—	1,875,760
Personal Products	3,979,924	2,888,361	—	6,868,285
Real Estate Management & Development	—	4,116,462	—	4,116,462
Semiconductors & Semiconductor Equipment	2,717,418	11,911,548	—	14,628,966
Specialty Retail	—	2,040,446	—	2,040,446
Wireless Telecommunication Services	12,017,159	—	—	12,017,159
Total Common Stocks	63,416,036	142,809,256	—	206,225,292
Mutual Fund	3,879,030	—	—	3,879,030
Total	$67,295,066	$142,809,256	$—	$210,104,322

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had no securities on loan.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, gains and losses on passive foreign investment companies, litigation income, and realized capital gain country taxes. These reclassifications have

18	Annual Report 2010

no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(f)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Beginning May 3, 2010, NFA has selected Baring International Investment Limited (“the Subadviser”) as subadviser for the Fund. Prior to May 3, 2010, Gartmore Global Partners was the subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the subadvisers $336,433 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 1.20% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, were:

Fiscal Year 2008 Amount	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$—	$50,322	$—	$50,322

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of the Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

20	Annual Report 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II of the Fund.

For the year ended December 31, 2010, NFS received $494,993 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $381.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $282,489,937 and sales of $330,327,678 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

22	Annual Report 2010

8.  Federal Tax Information

The Fund paid no distributions during the fiscal year ended December 31, 2010.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,155,701	$—	$1,155,701	$655,820	$1,811,521

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(38,406,972)	$21,930,243	$(16,476,729)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$187,674,767	$26,480,091	$(4,050,536)	$22,429,555

As of December 31, 2010, for Federal income tax purposes, the capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations Fund has and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$38,406,972	2017

2010 Annual Report	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Developing Markets Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

24	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Developing Markets Fund

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2010, the foreign source income for the Fund was $3,883,165 or $0.1283 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2010, the foreign tax credit for the Fund was $906,584 or $0.0300 per outstanding share.

2010 Annual Report	25

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries, Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

26	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

28	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	29

NVIT Emerging Markets Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information

29	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-EM (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement

investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government

2	Annual Report 2010

bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Barings International Investment Limited.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Barings International Investment Limited.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked by since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Emerging Markets Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Emerging Markets Fund (Class I at NAV) returned 16.17% versus 18.88% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Emerging Markets Funds (consisting of 64 funds as of December 31, 2010) was 18.65% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s positive stance on Peru and Indonesia and slight caution on the investment prospects for Brazil rewarded Fund investors during the reporting period. The former two markets outperformed the benchmark index, while the latter market underperformed.

Strong foreign demand for minerals, such as copper and zinc, and rising domestic demand were positive for Peru. Demand for commodities along with consumer spending increases spurred a period of strong performance for Indonesia, the largest economy in Southeast Asia. We were cautious about investing in Brazil during the reporting period because of our expectation of a period of fiscal consolidation.

What areas of investment detracted from Fund performance?

The Fund’s holdings in Russia and our caution on the equity markets in Taiwan and South Africa detracted from Fund performance. The Russian companies we invested in posted disappointing returns; the markets in Taiwan and South Africa both outperformed.

We were right to favor the Russian equity market, which was one of the stronger performers during the last part of the reporting period. The Fund’s investments in oil giant OAO Rosneft Oil Co. and telecommunications company VimpelCom Ltd., however, detracted from Fund performance. OAO Rosneft Oil suffered from speculation about the removal of tax relief on extensive East Siberian assets. A proposed mergers-and-acquisitions move by VimpelCom was not well received by the market, since such a move would change the company’s profile from an emerging markets operator to a global one with a substantial debt burden.

Our caution on Taiwan stemmed from our concern about the deteriorating competitive position of the country’s economy. The Fund also was underweight in South Africa during the reporting period in favor of more attractive investment opportunities identified elsewhere.

What is your outlook for the near term?

A number of factors should drive and support emerging market growth in 2011. These include increasing manufacturing activity, rising loan growth, higher commodity prices, low real interest rates, and increases in the rates of employment and industrial activity.

We think that given the high and rising return on equity of emerging companies, capital spending should accelerate in 2011. Valuations continue to look attractive for emerging markets as an asset class. The 12-month forward consensus price-to-earnings ratio for the Fund’s benchmark index is 11.7, which is undemanding in the context of the historical valuations of the asset class and the low levels of bond yields in emerging markets.

In our view, full normalization of developed market monetary policy, probably marked by successive interest-rate increases in the United States and other core developed economies, will signal the end of the trend of strong emerging market equity outperformance. This is not our core view for 2011, however, and we expect good performance from the emerging market equity asset class in 2011.

Subadviser:

Baring International Investment Limited

Portfolio Managers:

James Syme and Paul Wimborne

2010 Annual Report	5

Fund Performance	NVIT Emerging Markets Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I2	16.17%	9.79%	13.00%
Class II3	15.91%	9.50%	12.70%
Class III[3]	16.21%	9.77%	12.99%
Class VI3	15.89%	9.60%	12.79%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]

These returns until the creation of Class II shares (March 4, 2002), Class III shares (May 2, 2002) and Class VI shares (April 28, 2004) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

Expense Ratios

Expense Ratio*
Class I	1.26%
Class II	1.51%
Class III	1.26%
Class VI	1.51%

*	Current effective prospectus dated October 15, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore NVIT Emerging Markets Fund versus performance of the Morgan Stanley Capital International Emerging Markets Free Index (MSCI Emerging Markets Index)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	NVIT Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Shareholder Expense Example

Schedule of Shareholder Expenses Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Emerging Markets Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,245.00	6.73	1.19
	Hypothetical	[b]	1,000.00	1,019.21	6.06	1.19
Class II Shares	Actual		1,000.00	1,244.30	8.15	1.44
	Hypothetical	[b]	1,000.00	1,017.95	7.32	1.44
Class III Shares	Actual		1,000.00	1,245.60	6.74	1.19
	Hypothetical	[b]	1,000.00	1,019.21	6.06	1.19
Class VI Shares	Actual		1,000.00	1,244.50	8.15	1.44
	Hypothetical	[b]	1,000.00	1,017.95	7.32	1.44

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary December 31, 2010	NVIT Emerging Markets Fund

Asset Allocation
Common Stocks	94.9%
Preferred Stock	3.6%
Mutual Fund	1.1%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries †
Commercial Banks	21.3%
Oil, Gas & Consumable Fuels	14.0%
Metals & Mining	12.5%
Semiconductors & Semiconductor Equipment	7.0%
Wireless Telecommunication Services	6.0%
Information Technology Services	4.4%
Electronic Equipment, Instruments & Components	4.1%
Machinery	3.6%
Auto Components	3.5%
Personal Products	3.2%
Other Industries	20.4%

100.0%

Top Holdings †
Samsung Electronics Co., Ltd.	5.7%
CNOOC Ltd.	4.1%
Vale SA	3.6%
America Movil SAB de CV ADR, Series L	3.4%
Hyundai Mobis	3.2%
China Construction Bank Corp., H Shares	3.2%
Sberbank of Russia	3.2%
Industrial & Commercial Bank of China, H Shares	3.1%
Petroleo Brasileiro SA — Preference Shares	2.9%
Hon Hai Precision Industry Co., Ltd.	2.9%
Other Holdings	64.7%

100.0%

Top Countries †
South Korea	19.9%
Brazil	14.9%
China	12.8%
Hong Kong	7.9%
Russia	7.5%
India	6.6%
Taiwan	5.8%
Turkey	4.8%
Mexico	3.4%
Peru	3.4%
Other Countries	13.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

NVIT Emerging Markets Fund

Common Stocks 94.9%

	Shares	Market Value

BRAZIL 11.2%
Beverages 1.9%
Cia de Bebidas das Americas ADR	150,520	$4,670,636

Commercial Banks 1.5%
Banco do Brasil SA	202,700	3,836,647

Health Care Providers & Services 1.3%
Diagnosticos Da America SA	250,400	3,393,976

Information Technology Services 1.2%
Redecard SA	229,500	2,910,226

Oil, Gas & Consumable Fuels 3.4%
Petroleo Brasileiro SA — Common Shares ADR	35,267	1,334,503
Petroleo Brasileiro SA — Preference Shares ADR	215,307	7,357,040

		8,691,543

Personal Products 1.9%
Hypermarcas SA*	359,526	4,879,591

		28,382,619

CHINA 12.8%
Commercial Banks 6.3%
China Construction Bank Corp., H Shares	9,034,010	8,093,091
Industrial & Commercial Bank of China, H Shares	10,398,795	7,741,395

		15,834,486

Food Products 1.0%
China Yurun Food Group Ltd.	738,000	2,423,191

Hotels, Restaurants & Leisure 1.5%
Ctrip.com International Ltd. ADR*	96,000	3,883,200

Internet Software & Services 1.2%
Tencent Holdings Ltd.	137,600	2,987,219

Multiline Retail 0.5%
Parkson Retail Group Ltd.	880,500	1,356,086

Oil, Gas & Consumable Fuels 1.0%
PetroChina Co. Ltd., H Shares	1,936,000	2,542,784

Personal Products 1.3%
Hengan International Group Co., Ltd.	392,000	3,379,813

		32,406,779

EGYPT 1.8%
Commercial Banks 1.8%
Commercial International Bank	545,312	4,446,198

HONG KONG 7.9%
Oil, Gas & Consumable Fuels 4.1%
CNOOC Ltd.	4,336,000	10,321,100

Paper & Forest Products 0.8%
Nine Dragons Paper Holdings Ltd.	1,484,000	2,094,528

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Real Estate Management & Development 2.0%
China Resources Land Ltd.	2,690,000	$4,912,726

Specialty Retail 1.0%
Belle International Holdings Ltd.	1,509,000	2,548,868

		19,877,222

INDIA 6.6%
Auto Components 0.3%
Exide Industries Ltd.	185,668	693,011

Commercial Banks 1.3%
ICICI Bank Ltd.	132,798	3,398,437

Information Technology Services 3.2%
HCL Technologies Ltd.	286,116	2,918,509
Tata Consultancy Services Ltd.	201,211	5,245,037

		8,163,546

Machinery 1.8%
Tata Motors Ltd.	153,330	4,487,081

		16,742,075

INDONESIA 3.2%
Automobiles 1.1%
Astra International Tbk PT	444,500	2,686,302

Commercial Banks 2.1%
Bank Mandiri Tbk PT	3,694,500	2,656,658
Bank Rakyat Indonesia PT	2,296,500	2,671,368

		5,328,026

		8,014,328

JERSEY, CHANNEL ISLANDS 2.4%
Metals & Mining 2.4%
Randgold Resources Ltd. ADR	72,400	5,960,692

LUXEMBOURG 1.3%
Metals & Mining 1.3%
Ternium SA ADR	76,800	3,257,088

MEXICO 3.4%
Wireless Telecommunication Services 3.4%
America Movil SAB de CV ADR, Series L	149,492	8,571,871

NETHERLANDS 1.4%
Wireless Telecommunication Services 1.4%
VimpelCom Ltd. ADR*	239,000	3,594,560

PERU 3.4%
Commercial Banks 1.7%
Credicorp Ltd.	35,400	4,209,414

Metals & Mining 1.7%
Cia de Minas Buenaventura SA ADR	87,607	4,289,239

		8,498,653

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

Common Stocks (continued)

	Shares	Market Value

RUSSIA 7.4%
Commercial Banks 3.1%
Sberbank of Russia	2,324,824	$7,902,093

Electric Utilities 0.0%†
Federal Hydrogenerating Co.*	1,408,996	75,361

Food & Staples Retailing 1.3%
X5 Retail Group NV REG GDR*	70,817	3,280,174

Metals & Mining 1.1%
MMC Norilsk Nickel ADR	119,270	2,825,920

Oil, Gas & Consumable Fuels 0.7%
Rosneft Oil Co. GDR REG	252,298	1,808,487

Wireless Telecommunication Services 1.2%
Mobile Telesystems OJSC ADR	141,500	2,953,105

		18,845,140

SOUTH AFRICA 0.5%
Media 0.5%
Naspers Ltd., N Shares	23,747	1,400,060

SOUTH KOREA 19.8%
Auto Components 3.2%
Hyundai Mobis	32,429	8,119,449

Chemicals 1.9%
LG Chem Ltd.	13,744	4,732,212

Commercial Banks 1.3%
KB Financial Group, Inc.	64,216	3,377,403

Electronic Equipment, Instruments & Components 1.2%
LG Display Co., Ltd.*	88,760	3,103,981

Internet Software & Services 1.6%
NHN Corp.*	19,962	3,984,799

Machinery 1.8%
Hyundai Heavy Industries Co., Ltd.*	11,731	4,572,351

Metals & Mining 1.2%
POSCO	7,008	2,993,752

Oil, Gas & Consumable Fuels 1.9%
SK Energy Co., Ltd.*	27,931	4,768,095

Semiconductors & Semiconductor Equipment 5.7%
Samsung Electronics Co., Ltd.	17,266	14,419,462

		50,071,504

TAIWAN 5.8%
Computers & Peripherals 1.6%
Compal Electronics, Inc.	3,058,438	4,051,739

Electronic Equipment, Instruments & Components 2.8%
Hon Hai Precision Industry Co., Ltd.	1,794,600	7,229,152

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	274,100	$3,437,214

		14,718,105

TURKEY 4.8%
Commercial Banks 2.0%
Turkiye Garanti Bankasi AS	779,951	3,939,060
Turkiye Halk Bankasi AS	130,899	1,111,380

		5,050,440

Oil, Gas & Consumable Fuels 2.8%
Tupras Turkiye Petrol Rafinerileri AS	282,808	7,061,387

		12,111,827

UNITED KINGDOM 1.2%
Metals & Mining 1.2%
Antofagasta PLC	124,827	3,158,520

Total Common Stocks (cost $209,150,081)		240,057,241

Preferred Stock 3.6%
BRAZIL 3.6%
Metals & Mining 3.6%
Vale SA ADR	301,498	9,111,270

Total Preferred Stock (cost $8,556,252)		9,111,270

Mutual Fund 1.1%
Money Market Fund 1.1%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (a)	2,899,716	2,899,716

Total Mutual Fund (cost $2,899,716)		2,899,716

Total Investments (cost $220,606,049) (b) — 99.6%		252,068,227

Other assets in excess of liabilities — 0.4%		1,008,555

NET ASSETS — 100.0%		$253,076,782

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1% .

ADR	American Depositary Receipt

AS	Stock Corporation

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

10	Annual Report 2010

OJSC	Open Joint Stock Company

PLC	Public Limited Company

PT	Limited Liability Company

REG	Registered Shares

SA	Stock Company

SAB de CV	Public Traded Company

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Assets and Liabilities

December 31, 2010

NVIT Emerging Markets Fund
Assets:
Investments, at value (cost $220,606,049)	$252,068,227
Cash	33,122
Foreign currencies, at value (cost $1,051,549)	1,092,105
Dividends receivable	118,464
Receivable for investments sold	760,677
Receivable for capital shares issued	85,524
Reclaims receivable	6,615
Prepaid expenses	669

Total Assets	254,165,403

Liabilities:
Payable for capital shares redeemed	58,619
Payable for capital gain country tax	1,679
Accrued expenses and other payables:
Investment advisory fees	201,671
Fund administration fees	11,936
Distribution fees	15,572
Administrative servicing fees	40,982
Accounting and transfer agent fees	4,233
Trustee fees	2,272
Deferred capital gain country tax	701,336
Custodian fees	15,041
Compliance program costs (Note 3)	430
Professional fees	12,878
Printing fees	17,626
Other	4,346

Total Liabilities	1,088,621

Net Assets	$253,076,782

Represented by:
Capital	$237,154,580
Accumulated undistributed net investment income	164,773
Accumulated net realized losses from investment and foreign currency transactions	(15,042,020)
Net unrealized appreciation/(depreciation) from investments†	30,760,842
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	38,607

Net Assets	$253,076,782

Net Assets:
Class I Shares	$44,965,055
Class II Shares	2,748,446
Class III Shares	133,741,064
Class VI Shares	71,622,217

Total	$253,076,782

†	Net of $701,336 of deferred capital gain country tax

12	Annual Report 2010

NVIT Emerging Markets Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,408,634
Class II Shares	210,780
Class III Shares	10,153,466
Class VI Shares	5,455,648

Total	19,228,528

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.19
Class II Shares	$13.04
Class III Shares	$13.17
Class VI Shares	$13.13

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Statement of Operations

For the Year Ended December 31, 2010

NVIT Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$4,644,748
Interest income	2,505
Income from securities lending (Note 2)	2,352
Other income	44
Foreign tax withholding	(295,613)

Total Income	4,354,036

EXPENSES:
Investment advisory fees	2,205,584
Fund administration fees	119,751
Distribution fees Class II Shares	6,839
Distribution fees Class VI Shares	156,671
Administrative servicing fees Class I Shares	65,764
Administrative servicing fees Class II Shares	4,103
Administrative servicing fees Class III Shares	184,380
Administrative servicing fees Class VI Shares	94,003
Professional fees	31,504
Printing fees	32,142
Trustee fees	8,185
Custodian fees	9,762
Accounting and transfer agent fees	5,903
Compliance program costs (Note 3)	415
Other	11,569

Total expenses before earnings credit	2,936,575

Earnings credit (Note 5)	(135)

Net Expenses	2,936,440

NET INVESTMENT INCOME	1,417,596

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions†	40,714,093
Net realized losses from foreign currency transactions (Note 2)	(301,813)

Net realized gains from investment and foreign currency transactions	40,412,280

Net change in unrealized appreciation/(depreciation) from investments††	(8,231,778)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	41,562

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(8,190,216)

Net realized/unrealized gains from investments, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	32,222,064

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$33,639,660

†	Net of capital gain country taxes of $805,720.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $363,419.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Emerging Markets Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$1,417,596	$1,979,741
Net realized gains/(losses) from investment and foreign currency transactions	40,412,280	(29,343,421)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(8,190,216)	119,395,283

Change in net assets resulting from operations	33,639,660	92,031,603

Distributions to Shareholders From:
Net investment income:
Class I	(24,811)	(382,943)
Class II	–	(24,129)
Class III	(85,551)	(1,069,822)
Class VI	–	(421,145)
Return of capital:
Class I	–	(94,464)
Class II	–	(5,954)
Class III	–	(263,901)
Class VI	–	(103,887)

Change in net assets from shareholder distributions	(110,362)	(2,366,245)

Change in net assets from capital transactions	(21,126,727)	(4,255,939)

Change in net assets	12,402,571	85,409,419

Net Assets:
Beginning of year	240,674,211	155,264,792

End of year	$253,076,782	$240,674,211

Accumulated undistributed (distributions in excess of) net investment income at end of year	$164,773	$(73,127)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,957,909	$14,706,877
Dividends reinvested	24,811	477,407
Cost of shares redeemed	(15,262,968)	(15,955,432)

Total Class I	(7,280,248)	(771,148)

Class II Shares
Proceeds from shares issued	419	1,167
Dividends reinvested	–	30,082
Cost of shares redeemed	(646,080)	(717,646)

Total Class II	(645,661)	(686,397)

Class III Shares
Proceeds from shares issued	18,656,813	19,932,113
Dividends reinvested	85,551	1,333,724
Cost of shares redeemed	(32,160,699)	(27,127,353)

Total Class III	(13,418,335)	(5,861,516)

Amounts designated as “ — ” are zero or have been rounded to zero.

2010 Annual Report	15

Statements of Changes in Net Assets (Continued)

	NVIT Emerging Markets Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Class VI Shares
Proceeds from shares issued	$10,938,324	$15,065,109
Dividends reinvested	–	525,032
Cost of shares redeemed	(10,720,807)	(12,527,019)

Total Class VI	217,517	3,063,122

Change in net assets from capital transactions	$(21,126,727)	$(4,255,939)

SHARE TRANSACTIONS:
Class I Shares
Issued	670,851	1,729,361
Reinvested	1,914	56,069
Redeemed	(1,317,681)	(1,859,097)

Total Class I Shares	(644,916)	(73,667)

Class II Shares
Issued	–	47
Reinvested	–	3,599
Redeemed	(57,927)	(87,473)

Total Class II Shares	(57,927)	(83,827)

Class III Shares
Issued	1,552,093	2,229,470
Reinvested	6,611	156,844
Redeemed	(2,819,774)	(3,262,626)

Total Class III Shares	(1,261,070)	(876,312)

Class VI Shares
Issued	915,008	1,711,591
Reinvested	–	61,928
Redeemed	(943,255)	(1,589,452)

Total Class VI Shares	(28,247)	184,067

Total change in shares	(1,992,160)	(849,739)

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Emerging Markets Fund

		Operations			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total From Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2010 (c)	$11.36	0.08	1.76	1.84	(0.01)	–	–	(0.01)	–	$13.19	16.17%		$44,965,055	1.19%	0.70%	1.19%	135.63%
Year Ended December 31, 2009 (c)	$7.05	0.10	4.32	4.42	(0.09)	–	(0.02)	(0.11)	–	$11.36	63.31%		$46,047,002	1.20%	1.13%	1.20%	121.34%
Year Ended December 31, 2008	$22.61	0.20	(11.89)	(11.69)	(0.19)	(3.69)	–	(3.88)	0.01	$7.05	(57.76%	)	$29,077,237	1.30%	1.27%	1.30%	63.87%
Year Ended December 31, 2007	$17.52	0.14	7.31	7.45	(0.14)	(2.23)	–	(2.37)	0.01	$22.61	45.58%		$77,698,603	1.37%	0.73%	1.37%	62.52%
Year Ended December 31, 2006	$13.08	0.12	4.58	4.70	(0.10)	(0.17)	–	(0.27)	0.01	$17.52	36.72%		$46,161,018	1.33%	0.81%	1.33%	114.19%

Class II Shares
Year Ended December 31, 2010 (c)	$11.25	0.05	1.74	1.79	–	–	–	–	–	$13.04	15.91%		$2,748,446	1.44%	0.45%	1.44%	135.63%
Year Ended December 31, 2009 (c)	$6.98	0.08	4.29	4.37	(0.08)	–	(0.02)	(0.10)	–	$11.25	63.09%		$3,023,040	1.46%	0.91%	1.46%	121.34%
Year Ended December 31, 2008	$22.46	0.18	(11.84)	(11.66)	(0.14)	(3.69)	–	(3.83)	0.01	$6.98	(57.93%	)	$2,461,889	1.57%	1.01%	1.57%	63.87%
Year Ended December 31, 2007	$17.42	0.11	7.24	7.35	(0.09)	(2.23)	–	(2.32)	0.01	$22.46	45.19%		$9,720,051	1.61%	0.53%	1.61%	62.52%
Year Ended December 31, 2006	$13.02	0.09	4.55	4.64	(0.08)	(0.17)	–	(0.25)	0.01	$17.42	36.31%		$8,692,065	1.58%	0.61%	1.58%	114.19%

Class III Shares
Year Ended December 31, 2010 (c)	$11.34	0.08	1.76	1.84	(0.01)	–	–	(0.01)	–	$13.17	16.21%		$133,741,064	1.19%	0.68%	1.19%	135.63%
Year Ended December 31, 2009 (c)	$7.03	0.10	4.32	4.42	(0.09)	–	(0.02)	(0.11)	–	$11.34	63.48%		$129,486,944	1.21%	1.10%	1.21%	121.34%
Year Ended December 31, 2008	$22.59	0.20	(11.90)	(11.70)	(0.18)	(3.69)	–	(3.87)	0.01	$7.03	(57.83%	)	$86,462,769	1.31%	1.26%	1.31%	63.87%
Year Ended December 31, 2007	$17.51	0.15	7.29	7.44	(0.14)	(2.23)	–	(2.37)	0.01	$22.59	45.55%		$299,039,422	1.36%	0.74%	1.36%	62.52%
Year Ended December 31, 2006	$13.08	0.12	4.57	4.69	(0.10)	(0.17)	–	(0.27)	0.01	$17.51	36.64%		$197,466,543	1.33%	0.87%	1.33%	114.19%

Class VI Shares
Year Ended December 31, 2010 (c)	$11.33	0.05	1.75	1.80	–	–	–	–	–	$13.13	15.89%		$71,622,217	1.44%	0.43%	1.44%	135.63%
Year Ended December 31, 2009 (c)	$7.03	0.07	4.33	4.40	(0.08)	–	(0.02)	(0.10)	–	$11.33	63.09%		$62,117,225	1.45%	0.83%	1.45%	121.34%
Year Ended December 31, 2008	$22.58	0.20	(11.90)	(11.70)	(0.17)	(3.69)	–	(3.86)	0.01	$7.03	(57.86%	)	$37,262,897	1.43%	1.15%	1.43%	63.87%
Year Ended December 31, 2007	$17.50	0.12	7.30	7.42	(0.12)	(2.23)	–	(2.35)	0.01	$22.58	45.45%		$126,430,526	1.45%	0.62%	1.45%	62.52%
Year Ended December 31, 2006	$13.07	0.10	4.58	4.68	(0.09)	(0.17)	–	(0.26)	0.01	$17.50	36.56%		$70,622,603	1.43%	0.69%	1.43%	114.19%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Emerging Markets Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities

18	Annual Report 2010

are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Auto Components	$—	$8,812,460	$—	$8,812,460
Automobiles	—	2,686,302	—	2,686,302
Beverages	4,670,636	—	—	4,670,636
Chemicals	—	4,732,212	—	4,732,212
Commercial Banks	8,046,061	45,337,083	—	53,383,144
Computers & Peripherals	—	4,051,739	—	4,051,739
Electric Utilities	—	75,361	—	75,361
Electronic Equipment, Instruments & Components	—	10,333,133	—	10,333,133
Food & Staples Retailing	—	3,280,174	—	3,280,174
Food Products	—	2,423,191	—	2,423,191
Health Care Providers & Services	3,393,976	—	—	3,393,976
Hotels, Restaurants & Leisure	3,883,200	—	—	3,883,200
Information Technology Services	2,910,226	8,163,546	—	11,073,772
Internet Software & Services	—	6,972,018	—	6,972,018
Machinery	—	9,059,432	—	9,059,432
Media	—	1,400,060	—	1,400,060
Metals & Mining	13,507,019	8,978,192	—	22,485,211
Multiline Retail	—	1,356,086	—	1,356,086
Oil, Gas & Consumable Fuels	8,691,543	26,501,853	—	35,193,396
Paper & Forest Products	—	2,094,528	—	2,094,528
Personal Products	4,879,591	3,379,813	—	8,259,404
Real Estate Management & Development	—	4,912,726	—	4,912,726
Semiconductors & Semiconductor Equipment	3,437,214	14,419,462	—	17,856,676

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Specialty Retail	$—	$2,548,868	$—	$2,548,868
Wireless Telecommunication Services	15,119,536	—	—	15,119,536
Total Common Stocks	68,539,002	171,518,239	—	240,057,241
Mutual Fund	2,899,716	—	—	2,899,716
Preferred Stock	9,111,270	—	—	9,111,270
Total	$80,549,988	$171,518,239	$—	$252,068,227

Amounts designated as “—”, which may include fair value securities, are zero or have been rounded to zero.

For	the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

(c)	Repurchase Agreements

The Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. The Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

As of December 31, 2010, the Fund had no repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio

20	Annual Report 2010

securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had no securities on loan.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, reclasses for passive foreign investment company gains and losses, foreign capital gains tax, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Beginning May 3, 2010, NFA has selected Baring International Investments Limited (“the Subadviser”) as subadviser for the Fund. Prior to May 3, 2010, Gartmore Global Partners was the subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the subadvisers $369,534 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 1.20% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

22	Annual Report 2010

As of December 31, 2010, the Fund had no cumulative potential reimbursements.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of the Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III, and Class VI shares of the Fund.

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

For the year ended December 31, 2010, NFS received $348,250 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $415.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class VI shares of the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $35,196.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $55,663.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

24	Annual Report 2010

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $304,419,984 and sales of $328,701,976 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$110,362	$—	$110,362	$—	$110,362

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,898,039	$—	$1,898,039	$468,206	$2,366,245

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$164,773	$—	$164,773	$—	$(14,239,536)	$29,996,965	$15,922,202
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$221,408,533	$36,226,642	$(5,566,948)	$30,659,694

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$14,239,536	2017

26	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Emerging Markets Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years then indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	27

Supplemental Information

(Unaudited)

NVIT Emerging Markets Fund

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2010, the foreign source income for the Fund was $3,988,299 or $0.2074 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2010, the foreign tax credit for the Fund was $1,106,477 or $0.0575 per outstanding share.

28	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	29

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Annual Report	31

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32	Annual Report 2010

NVIT Enhanced Income Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

16	Statement of Assets and Liabilities

17	Statement of Operations

18	Statements of Changes in Net Assets

19	Financial Highlights

20	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ENHI (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk, redemption risk, mortgage-backed and asset-backed securities risk, and derivatives risk to varying degrees.

The Fund’s value is not guaranteed by the U.S. government or any government agency.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

The Fund’s composite benchmark consists of 50% Merrill Lynch (ML) 1-Year Treasury Bill (T-Bill) Index and 50% ML 6-Month T-Bill Index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a

2	Annual Report 2010

remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Merrill Lynch (ML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small- capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or

2010 Annual Report	3

Important Disclosures (Continued)

Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Morley Capital Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD),

Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Morley Capital Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Enhanced Income Fund (Class Y at NAV) returned 1.09% versus 0.60% for its benchmark, a blend of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% ML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Short-Intermediate Investment Grade Debt Funds (consisting of 36 funds as of December 31, 2010) was 3.43% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s investments in commercial mortgage-backed securities (CMBS), corporate bonds and asset-backed securities provided the most positive relative returns during the reporting period. The more credit-sensitive sectors of the fixed-income markets performed well for the Fund as the Federal Reserve Board’s second round of quantitative easing, dubbed QE2, and stronger consumer/manufacturing data eased concerns about a potential double-dip recession. In addition, very limited supply in CMBS and asset-backed securities coupled with strong demand from yield-focused investors caused spreads to compress sharply in these sectors, providing a significant boost to Fund performance. The positive performance in spread sectors versus U.S. Treasuries resulted in strong Fund performance relative to its benchmark.

What areas of investment detracted from Fund performance?

All the major investment-grade sectors of the fixed-income markets performed better than comparable-duration U.S. Treasuries, as sentiment improved regarding the U.S. economic outlook. The Fund’s investments in U.S. Treasuries, accordingly, detracted the most from relative Fund performance. Other higher-quality government-backed sectors, including U.S. Agency debentures and mortgage-backed securities, also detracted from relative Fund performance.

What is your outlook for the near term?

Our base case forecast calls for the economy to experience 2.0% to 3.0% real growth in the next 12 months. Inflation should remain constrained in the near term. We still believe that the Federal Reserve is unlikely to raise interest rates in 2011, but we would not be surprised by a hike late in the year. We expect, therefore, short rates to remain somewhat stable, while there is likely to be upward pressure on longer-term rates. With a continued gradual economic recovery, we expect spread sectors to continue to perform well relative to U.S. Treasuries.

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Paul Rocheleau

6	Annual Report 2010

Fund Performance	NVIT Enhanced Income Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class Y	1.09%	2.86%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Fund commenced operations on April 20, 2007.

Expense Ratios

Expense Ratio*
Class Y	0.45%
*	Current effective prospectus dated May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Enhanced Income Fund versus performance of the Composite Index(a), the Merrill Lynch 6-Month Treasury Bill Index (b), the Merrill Lynch 1-Year Treasury Bill Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill Index

(b)	The Merrill Lynch 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The Merrill Lynch 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Enhanced Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Enhanced Income Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 -12/31/10[a]	Expense Ratio During Period (%) 07/01/10 -12/31/10[a]
Class Y Shares	Actual		1,000.00	1,003.60	2.12	0.42
	Hypothetical	[b]	1,000.00	1,023.09	2.14	0.42

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Enhanced Income Fund

Asset Allocation
Corporate Bonds	31.2%
Asset-Backed Securities	29.1%
Collateralized Mortgage Obligations	21.9%
Mutual Fund	4.7%
U.S. Treasury Notes	3.8%
Commercial Mortgage Backed Securities	3.6%
U.S. Government Sponsored & Agency Obligations	2.4%
Sovereign Bonds	2.0%
U.S. Government Mortgage Backed Agencies	0.6%
Yankee Dollar	0.2%
Other assets in excess of liabilities	0.5%

100.0%

Top Industries †
Diversified Financial Services	9.1%
Commercial Banks	6.9%
Aerospace & Defense	2.9%
Capital Markets	1.8%
Pharmaceuticals	1.5%
Food & Staples Retailing	1.1%
Industrial Conglomerates	0.9%
Beverages	0.9%
Personal Products	0.9%
Insurance	0.9%
Other Industries	73.1%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	4.7%
PSE&G Transition Funding LLC, 6.61%, 06/15/15	1.9%
Fannie Mae REMICS, 4.00%, 09/25/24	1.8%
Citigroup, Inc., 2.13%, 04/30/12	1.8%
U.S. Treasury Note, 1.13%, 01/15/12	1.7%
U.S. Treasury Note, 1.00%, 09/30/11	1.2%
Capital One Multi-Asset Execution Trust, 4.85%, 02/18/14	1.1%
Chase Issuance Trust, 4.26%, 05/15/13	0.9%
3M Co., 4.50%, 11/01/11	0.9%
IBM International Group Capital LLC, 5.05%, 10/22/12	0.9%
Other Holdings	83.1%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Enhanced Income Fund

Asset-Backed Securities 29.1%

	Principal Amount	Market Value

Automobile 10.2%
Ally Auto Receivables Trust Series 2010-1, Class A2, 0.75%, 04/15/12	$2,035,504	$2,036,848
Series 2010-2, Class A2, 0.89%, 09/17/12	3,000,000	3,005,715
Bank of America Auto Trust Series 2009-3A, Class A2, 0.89%, 04/15/12(a)	664,217	664,468
Series 2010-1A, Class A2, 0.75%, 06/15/12(a)	1,689,896	1,690,844
BMW Vehicle Owner Trust, Series 2010-A, Class A2, 0.68%, 09/25/12	2,432,459	2,434,534
Capital Auto Receivables Asset Trust, Series 2007-1, Class A4A, 5.01%, 04/16/12	1,113,644	1,124,152
Ford Credit Auto Owner Trust, Series 2010-B, Class A2, 0.65%, 12/15/12	1,800,000	1,801,093
Honda Auto Receivables Owner Trust, Series 2010-1, Class A2, 0.62%, 02/21/12	2,583,335	2,584,544
Hyundai Auto Receivables Trust, Series 2010-A, Class A2, 0.86%, 11/15/12	3,500,000	3,504,513
Nissan Auto Receivables Owner Trust Series 2007-B, Class A4, 5.16%, 03/17/14	1,628,575	1,671,665
Series 2009-A, Class A4, 4.74%, 08/17/15	3,500,000	3,709,202
Toyota Auto Receivables Owner Trust Series 2010-A, Class A2, 0.75%, 05/15/12	3,500,000	3,503,426
Series 2010-B, Class A2, 0.74%, 08/15/12	1,750,000	1,752,399
USAA Auto Owner Trust Series 2007-2, Class A4, 5.07%, 06/15/13	1,804,404	1,829,341
Series 2008-2, Class A3, 4.64%, 10/15/12	185,095	186,817
Series 2008-2, Class A4, 5.16%, 11/15/13	3,000,000	3,105,172
Volkswagen Auto Loan Enhanced Trust Series 2008-1, Class A3, 4.50%, 07/20/12	483,560	485,648
Series 2010-1, Class A2, 0.66%, 05/21/12	2,155,858	2,156,851
World Omni Auto Receivables Trust Series 2009-A, Class A3, 3.33%, 05/15/13	2,544,817	2,579,099
Series 2010-A, Class A2, 0.70%, 06/15/12	2,124,979	2,125,806

		41,952,137

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Credit Card 8.0%
American Express Credit Account Master Trust
Series 2005-4, Class A, 0.33%, 01/15/15(b)	$3,392,000	$3,385,506
Series 2006-2, Class A, 5.35%, 01/15/14	1,000,000	1,022,183
Series 2007-5, Class A, 0.29%, 12/15/14(b)	3,000,000	2,992,926
Capital One Multi-Asset Execution Trust
Series 2006-A2, Class A, 4.85%, 11/15/13	3,000,000	3,005,107
Series 2008-A5, Class A5, 4.85%, 02/18/14	4,230,000	4,282,632
Chase Issuance Trust
Series 2005-A7, Class A7, 4.55%, 03/15/13	2,500,000	2,503,964
Series 2007-A17, Class A, 5.12%, 10/15/14	3,250,000	3,490,445
Series 2008-A9, Class A9, 4.26%, 05/15/13	3,736,000	3,787,414
Citibank Credit Card Issuance Trust
Series 2009-A3, Class A3, 2.70%, 06/24/13	2,800,000	2,830,386
Series 2009-A5, Class A5, 2.25%, 12/23/14	3,000,000	3,066,778
MBNA Credit Card Master Note Trust,
Series 2004-A2, Class A2, 0.41%, 07/15/13(b)	2,400,000	2,399,847

		32,767,188

Other 10.9%
AEP Texas Central Transition Funding LLC,
Series 2002-1, Class A4, 5.96%, 07/15/15	998,715	1,065,665
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2, 4.97%, 08/01/14	3,544,672	3,644,029
Consumer Funding LLC, Series 2001-1, Class A5, 5.43%, 04/20/15	3,142,894	3,315,896
FPL Recovery Funding LLC, Series 2007-A, Class A1, 5.05%, 02/01/13	69,067	69,313
GE Equipment Midticket LLC, Series 2010-1, Class A2, 0.61%, 01/14/13(a)	3,000,000	3,000,404
John Deere Owner Trust
Series 2008-A, Class A4, 4.89%, 03/16/15	3,491,859	3,545,334
Series 2009-B, Class A2, 0.85%, 03/15/12	434,676	434,815

10	Annual Report 2010

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
John Deere Owner Trust (continued)
Series 2009-B, Class A3, 1.57%, 10/15/13	$1,200,000	$1,207,913
Series 2010-A, Class A2, 0.72%, 07/16/12	3,500,000	3,502,479
Massachusetts RRB Special Purpose Trust
Series 2005-1, Class A3, 4.13%, 09/15/13	1,518,378	1,539,717
Series 2005-1, Class A4, 4.40%, 03/15/15	3,000,000	3,167,344
Massachusetts RRB Special Purpose Trust WMECO-1,
Series 2001-1, Class A, 6.53%, 06/01/15	1,900,710	2,042,292
PG&E Energy Recovery Funding LLC
Series 2005-1, Class A4, 4.37%, 06/25/14	2,488,192	2,563,830
Series 2005-2, Class A2, 5.03%, 03/25/14	2,561,938	2,641,027
PSE&G Transition Funding LLC
Series 2001-1, Class A5, 6.45%, 03/15/13	354,142	358,543
Series 2001-1, Class A6, 6.61%, 06/15/15	7,305,000	7,924,186
TXU Electric Delivery Transition Bond Co. LLC,
Series 2004-1, Class A2, 4.81%, 11/17/14	2,086,534	2,181,245
Volvo Financial Equipment LLC,
Series 2010-1A, Class A2, 1.06%, 06/15/12(a)	2,700,000	2,704,157

		44,908,189

Total Asset-Backed Securities (cost $120,147,413)		119,627,514

Collateralized Mortgage Obligations 21.9%
Fannie Mae REMICS
Series 2002-82, Class XD, 5.00%, 07/25/16	310,106	312,277
Series 2003-122, Class OK, 4.00%, 06/25/17	1,340,522	1,379,995
Series 2003-14, Class AN, 3.50%, 03/25/33	207,419	214,849
Series 2003-14, Class KE, 5.00%, 01/25/17	354,171	357,367
Series 2003-15, Class WC, 4.00%, 12/25/16	410,495	413,472
Series 2003-49, Class TK, 3.50%, 03/25/18	1,963,836	2,032,241

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Fannie Mae REMICS (continued)
Series 2003-57, Class NB, 3.00%, 06/25/18	$179,870	$184,428
Series 2003-67, Class TA, 3.00%, 08/25/17	1,240,230	1,263,080
Series 2003-75, Class NB, 3.25%, 08/25/18	68,058	68,528
Series 2004-32, Class AB, 4.00%, 10/25/17	999,292	1,028,664
Series 2004-72, Class JA, 3.50%, 09/25/16	753,403	763,979
Series 2004-80, Class LG, 4.00%, 10/25/16	150,503	151,206
Series 2006-33, Class QA, 6.00%, 01/25/29	305,874	306,784
Series 2008-15, Class JM, 4.00%, 02/25/19	983,010	1,026,037
Series 2008-18, Class MD, 4.00%, 03/25/19	2,122,584	2,232,676
Series 2008-70, Class BA, 4.00%, 06/25/21	1,898,134	1,967,026
Series 2009-44, Class A, 4.50%, 12/25/23	1,536,444	1,612,244
Series 2009-76, Class MA, 4.00%, 09/25/24	6,891,476	7,244,821
Series 2009-88, Class EA, 4.50%, 05/25/23	2,309,151	2,414,969
Freddie Mac REMICS
Series 2555, Class B, 4.25%, 01/15/18	1,493,788	1,577,078
Series 2579, Class HA, 3.70%, 08/15/17	775,270	795,317
Series 2611, Class KC, 3.50%, 01/15/17	86,145	86,897
Series 2613, Class PA, 3.25%, 05/15/18	1,164,540	1,190,930
Series 2614, Class TD, 3.50%, 05/15/16	948,590	959,290
Series 2625, Class JD, 3.25%, 07/15/17	1,588,106	1,620,238
Series 2628, Class DQ, 3.00%, 11/15/17	1,536,142	1,572,357
Series 2628, Class GQ, 3.14%, 11/15/17	1,344,124	1,378,668
Series 2629, Class AN, 3.50%, 01/15/18	1,645,174	1,700,778
Series 2630, Class JA, 3.00%, 06/15/18	476	476
Series 2630, Class KS, 4.00%, 01/15/17	3,018,558	3,097,281
Series 2631, Class LB, 4.50%, 03/15/16	281,958	284,501
Series 2633, Class PD, 4.50%, 08/15/16	1,879,993	1,919,834

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Enhanced Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Freddie Mac REMICS (continued)
Series 2636, Class A, 3.50%, 07/15/17	$976,497	$1,003,646
Series 2637, Class A, 3.38%, 03/15/18	1,013,957	1,047,611
Series 2640, Class GD, 4.50%, 08/15/17	2,793,456	2,857,706
Series 2641, Class KJ, 4.00%, 01/15/18	1,369,398	1,425,542
Series 2643, Class HT, 4.50%, 03/15/18	2,025,964	2,136,138
Series 2643, Class NT, 4.50%, 03/15/18	2,510,868	2,639,813
Series 2663, Class BA, 4.00%, 08/15/16	948,268	966,321
Series 2664, Class GA, 4.50%, 01/15/18	118,914	120,768
Series 2672, Class NF, 4.00%, 12/15/16	1,427,068	1,463,464
Series 2695, Class DE, 4.00%, 01/15/17	3,517,383	3,609,448
Series 2783, Class AE, 4.00%, 04/15/18	1,177,682	1,223,306
Series 2786, Class GA, 4.00%, 08/15/17	1,628,346	1,675,931
Series 2802, Class NC, 5.00%, 05/15/28	576,454	584,019
Series 2866, Class XD, 4.00%, 11/15/16	326,112	327,913
Series 2877, Class GP, 4.00%, 11/15/18	1,370,138	1,419,491
Series 2930, Class KC, 4.50%, 06/15/19	2,810,168	2,946,671
Series 3215, Class EP, 5.38%, 09/15/11	1,718,210	1,747,942
Series 3277, Class A, 4.00%, 01/15/21	931,270	969,664
Series 3555, Class JA, 4.00%, 12/15/14	1,410,093	1,458,456
Series 3573, Class LC, 1.85%, 08/15/14	1,774,112	1,787,774
Series 3574, Class AC, 1.85%, 08/15/14	1,428,245	1,438,322
Series 3584, Class BL, 1.25%, 10/15/12	1,437,215	1,443,123
Series 3591, Class NA, 1.25%, 10/15/12	1,569,245	1,577,900
Series 3610, Class AB, 1.40%, 12/15/14	1,417,324	1,419,420
Series 3612, Class AE, 1.40%, 12/15/14	1,702,214	1,704,293
Series 3728, Class CA, 1.50%, 10/15/18	3,194,341	3,160,026

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Freddie Mac REMICS (continued)
Series 3758, Class CD, 1.50%, 08/15/17	$3,360,480	$3,338,169
Government National Mortgage Association Series 2003-49, Class A, 2.21%, 10/16/17	209,720	209,692
Series 2009-81, Class WA, 2.00%, 08/20/39	2,877,968	2,916,588

Total Collateralized Mortgage Obligations (cost $89,570,836)		89,777,445

Commercial Mortgage Backed Securities 3.6%
Banc of America Commercial Mortgage, Inc.
Series 2005-1, Class A3, 4.88%, 11/10/42	680,128	683,572
Series 2005-3, Class A2, 4.50%, 07/10/43	3,275,762	3,299,724
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3, 6.64%, 01/17/32	349,555	349,970
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A3, 4.21%, 12/10/41	400,031	400,181
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A5, 4.88%, 06/10/36	1,287,040	1,300,804
LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A3, 4.66%, 12/15/26	1,300,361	1,324,468
Morgan Stanley Capital I, Series 2004-IQ8, Class A3, 4.50%, 06/15/40	355,492	356,230
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class A2, 4.38%, 10/15/41	764,098	771,664
Series 2005-C17, Class A2, 4.78%, 03/15/42	839,713	839,549
Series 2005-C17, Class A3, 5.00%, 03/15/42	2,000,000	2,033,455
Series 2006-C29, Class A2, 5.28%, 11/15/48	3,500,000	3,567,762

Total Commercial Mortgage Backed Securities (cost $14,983,855)		14,927,379

12	Annual Report 2010

Corporate Bonds 31.2%

	Principal Amount	Market Value

Aerospace & Defense 2.9%
Boeing Co. (The), 1.88%, 11/20/12	$3,500,000	$3,562,248
General Dynamics Corp., 1.80%, 07/15/11	3,500,000	3,530,629
Honeywell International, Inc., 6.13%, 11/01/11	3,500,000	3,666,680
United Technologies Corp., 6.10%, 05/15/12	1,150,000	1,234,398

		11,993,955

Beverages 0.9%
PepsiCo, Inc., 5.15%, 05/15/12	3,500,000	3,699,630

Capital Markets 1.8%
Bank of New York Mellon Corp. (The) 4.95%, 01/14/11	3,000,000	3,003,039
0.46%, 06/29/12(b)	1,700,000	1,704,780
Goldman Sachs Group, Inc. (The), 1.63%, 07/15/11	2,500,000	2,517,865

		7,225,684

Commercial Banks 6.8%
BNP Paribas, 0.69%, 04/08/13(b)	3,500,000	3,469,589
Kreditanstalt fuer Wiederaufbau, 1.88%, 03/15/11	3,500,000	3,509,657
Rabobank Nederland NV, 0.49%, 08/05/11(a)(b)	3,500,000	3,505,278
State Street Bank and Trust Co., 1.85%, 03/15/11	2,500,000	2,508,097
US Bancorp, 1.80%, 05/15/12	3,500,000	3,557,921
US Bank NA, 6.38%, 08/01/11	1,342,000	1,386,613
Wachovia Corp., 5.30%, 10/15/11	1,000,000	1,036,491
Wells Fargo & Co. 5.30%, 08/26/11	2,500,000	2,576,745
3.00%, 12/09/11	3,000,000	3,072,123
Westpac Banking Corp., 0.84%, 04/08/13(a)(b)	3,500,000	3,508,610

		28,131,124

Communications Equipment 0.6%
Cisco Systems, Inc., 5.25%, 02/22/11	2,500,000	2,515,665

Corporate Bonds (continued)

	Principal Amount	Market Value

Computers & Peripherals 0.6%
Hewlett-Packard Co. 1.34%, 05/27/11(b)	$350,000	$351,483
2.25%, 05/27/11	2,000,000	2,017,296

		2,368,779

Diversified Financial Services 9.1%
AEP Texas Central Transition Funding LLC, Series A-2, 4.98%, 07/01/13	3,477,335	3,638,432
Bank of America Corp., 5.38%, 08/15/11	2,500,000	2,569,910
Bear Stearns Cos. LLC (The), 5.35%, 02/01/12	1,000,000	1,046,417
Citigroup, Inc., 2.13%, 04/30/12	7,000,000	7,142,058
General Electric Capital Corp., Series A, 6.13%, 02/22/11	500,000	503,663
General Electric Capital Corp. 1.80%, 03/11/11	2,500,000	2,507,323
5.00%, 11/15/11	3,000,000	3,114,435
HSBC Finance Corp., 6.38%, 10/15/11	2,825,000	2,945,088
IBM International Group Capital LLC, 5.05%, 10/22/12	3,500,000	3,762,549
John Deere Capital Corp., 7.00%, 03/15/12	3,500,000	3,756,735
JPMorgan Chase & Co., 5.60%, 06/01/11	2,520,000	2,573,820
Western Union Co. (The), 5.40%, 11/17/11	3,500,000	3,638,519

		37,198,949

Diversified Telecommunication Services 0.7%
AT&T Corp., 7.30%, 11/15/11	2,690,000	2,841,686

Food & Staples Retailing 1.0%
Costco Wholesale Corp., 5.30%, 03/15/12	2,400,000	2,524,896
Wal-Mart Stores, Inc., 4.13%, 02/15/11	1,795,000	1,802,616

		4,327,512

Industrial Conglomerates 0.9%
3M Co., 4.50%, 11/01/11	3,650,000	3,779,338

Insurance 0.9%
Berkshire Hathaway, Inc., 1.40%, 02/10/12	3,500,000	3,525,725

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Enhanced Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media 0.7%
Walt Disney Co. (The), 6.38%, 03/01/12	$2,723,000	$2,899,968

Multiline Retail 0.7%
Target Corp., 5.88%, 03/01/12	2,550,000	2,685,211

Oil, Gas & Consumable Fuels 0.6%
ConocoPhillips, 4.75%, 10/15/12	2,500,000	2,677,212

Personal Products 0.9%
Procter & Gamble International Funding SCA, 1.35%, 08/26/11	3,500,000	3,527,136

Pharmaceuticals 1.5%
Eli Lilly & Co., 6.00%, 03/15/12	3,500,000	3,726,657
Pfizer, Inc., 2.25%, 03/15/11(b)	2,500,000	2,510,025

		6,236,682

Software 0.6%
Oracle Corp., 5.00%, 01/15/11	2,500,000	2,502,940

Total Corporate Bonds (cost $127,842,302)		128,137,196

U.S. Government Mortgage Backed Agencies 0.6%
Fannie Mae Pool Pool# 253845 6.00%, 06/01/16	49,711	54,116
Pool# 254089 6.00%, 12/01/16	78,876	85,863
Pool# 545415 6.00%, 01/01/17	71,337	77,657
Pool# 254195 5.50%, 02/01/17	163,221	175,794
Pool# 625178 5.50%, 02/01/17	135,265	145,685
Freddie Mac Gold Pool Pool# E00678 6.50%, 06/01/14	25,488	27,200
Pool# B17493 4.00%, 12/01/14	1,942,769	2,009,268
Pool# E00991 6.00%, 07/01/16	38,580	41,821

Total U.S. Government Mortgage Backed Agencies (cost $2,561,408)		2,617,404

Sovereign Bonds 2.0%

	Principal Amount	Market Value

CANADA 0.8%
Province of Ontario Canada, 2.75%, 02/22/11	$3,500,000	$3,510,612

SUPRANATIONAL 1.2%
African Development Bank, 0.55%, 03/23/11(b)	2,300,000	2,300,911
International Bank for Reconstruction & Development, 0.48%, 03/04/11(b)	2,500,000	2,501,205

		4,802,116

Total Sovereign Bonds (cost $8,310,883)		8,312,728

U.S. Government Sponsored & Agency Obligations 2.4%
Fannie Mae
1.75%, 03/23/11	3,000,000	3,010,326
1.38%, 04/28/11	3,500,000	3,513,454
Freddie Mac
1.00%, 08/28/12	3,500,000	3,523,124

Total U.S. Government Sponsored & Agency Obligations (cost $10,040,782)		10,046,904

U.S. Treasury Notes 3.8%
U.S. Treasury Note 0.88%, 01/31/12	3,500,000	3,519,551
1.00%, 09/30/11	5,000,000	5,026,955
1.13%, 01/15/12	7,000,000	7,056,056

Total U.S. Treasury Notes (cost $15,552,621)		15,602,562

Yankee Dollar 0.2%
Road & Rail 0.2%
Canadian National Railway Co., 6.38%, 10/15/11	600,000	626,748

Total Yankee Dollar (cost $626,964)		626,748

14	Annual Report 2010

Mutual Fund 4.7%

	Shares	Market Value

Money Market Fund 4.7%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (c)	19,149,763	$19,149,763

Total Mutual Fund (cost $19,149,763)		19,149,763

Total Investments (cost $408,786,827) (d) — 99.5%		408,825,643
Other assets in excess of liabilities — 0.5%		2,056,501

NET ASSETS — 100.0%		$410,882,144

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2010 was $15,073,761 which represents 3.67% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of December 31, 2010.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

NA	National Association

NV	Public Traded Company

REMICS	Real Estate Mortgage Investment Conduits

SCA	Limited partnership with share capital

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Statement of Assets and Liabilities

December 31, 2010

NVIT Enhanced Income Fund
Assets:
Investments, at value (cost $408,786,827)	$408,825,643
Cash	294
Interest and dividends receivable	2,030,258
Receivable for capital shares issued	1,098,047
Prepaid expenses	1,038

Total Assets	411,955,280

Liabilities:
Payable for capital shares redeemed	894,193
Accrued expenses and other payables:
Investment advisory fees	121,779
Fund administration fees	14,461
Accounting and transfer agent fees	3,234
Trustee fees	2,507
Custodian fees	613
Compliance program costs (Note 3)	222
Professional fees	17,204
Printing fees	12,112
Other	6,811

Total Liabilities	1,073,136

Net Assets	$410,882,144

Represented by:
Capital	$414,198,616
Accumulated undistributed net investment income	478,852
Accumulated net realized losses from investment transactions	(3,834,140)
Net unrealized appreciation/(depreciation) from investments	38,816

Net Assets	$410,882,144

Net Assets:
Class Y Shares	$410,882,144

Total	$410,882,144

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	41,380,882

Total	41,380,882

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$9.93

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

NVIT Enhanced Income Fund
INVESTMENT INCOME:
Interest income	$6,372,481
Dividend income	42,209
Other income	71

Total Income	6,414,761

EXPENSES:
Investment advisory fees	1,324,117
Fund administration fees	154,478
Professional fees	47,136
Printing fees	12,794
Trustee fees	13,278
Custodian fees	14,850
Accounting and transfer agent fees	15,531
Compliance program costs (Note 3)	880
Other	17,675

Total expenses before earnings credit	1,600,739

Earnings credit (Note 4)	(277)

Net Expenses	1,600,462

NET INVESTMENT INCOME	4,814,299

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(137,614)
Net change in unrealized appreciation/(depreciation) from investments	(876,173)

Net realized/unrealized losses from investments	(1,013,787)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,800,512

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Statements of Changes in Net Assets

	NVIT Enhanced Income Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$4,814,299	$6,185,269
Net realized losses from investment transactions	(137,614)	(203,760)
Net change in unrealized appreciation/(depreciation) from investments	(876,173)	747,231

Change in net assets resulting from operations	3,800,512	6,728,740

Distributions to Shareholders From:
Net investment income:
Class Y	(6,374,107)	(6,832,423)

Change in net assets from shareholder distributions	(6,374,107)	(6,832,423)

Change in net assets from capital transactions	56,656,081	125,317,577

Change in net assets	54,082,486	125,213,894

Net Assets:
Beginning of year	356,799,658	231,585,764

End of year	$410,882,144	$356,799,658

Accumulated undistributed net investment income at end of year	$478,852	$370,067

CAPITAL TRANSACTIONS:
Class Y Shares
Proceeds from shares issued	$69,466,578	$167,165,809
Dividends reinvested	6,374,107	6,832,423
Cost of shares redeemed	(19,184,604)	(48,680,655)

Total Class Y	56,656,081	125,317,577

Change in net assets from capital transactions	$56,656,081	$125,317,577

SHARE TRANSACTIONS:
Class Y Shares
Issued	6,963,143	16,669,616
Reinvested	640,149	682,197
Redeemed	(1,923,514)	(4,858,485)

Total Class Y Shares	5,679,778	12,493,328

Total change in shares	5,679,778	12,493,328

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Enhanced Income Fund

	Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover
Class Y Shares
Year Ended December 31, 2010(d)	$9.99	0.13	(0.02)	0.11	(0.17)	–	(0.17)	$9.93	1.09%	$410,882,144	0.42%	1.27%	0.42%	54.74%
Year Ended December 31, 2009(d)	$9.98	0.23	0.04	0.27	(0.26)	–	(0.26)	$9.99	2.70%	$356,799,658	0.44%	2.33%	0.44%	64.05%
Year Ended December 31, 2008	$10.04	0.38	(0.07)	0.31	(0.36)	(0.01)	(0.37)	$9.98	3.12%	$231,585,764	0.45%	3.81%	0.45%	75.76%
Period Ended December 31, 2007(e)	$10.00	0.34	0.03	0.37	(0.33)	–	(0.33)	$10.04	3.69%	$198,744,378	0.43%	4.79%	0.43%	55.71%

Amounts designated as "—" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from April 20, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	19

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Enhanced Income Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of other series of the Trust that operate as funds-of-funds, such as the NVIT Investor Destination Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). Market quotations for a security may be deemed “not

20	Annual Report 2010

readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$119,627,514	$—	$119,627,514
Collateralized Mortgage Obligations	—	89,777,445	—	89,777,445
Commercial Mortgage Backed Securities	—	14,927,379	—	14,927,379
Corporate Bonds	—	128,137,196	—	128,137,196
Mutual Fund	19,149,763	—	—	19,149,763
Sovereign Bonds	—	8,312,728	—	8,312,728
U.S. Government Mortgage Backed Agencies	—	2,617,404	—	2,617,404
U.S. Government Sponsored & Agency Obligations	—	10,046,904	—	10,046,904
U.S. Treasury Notes	—	15,602,562	—	15,602,562
Yankee Dollar	—	626,748	—	626,748
Total	$19,149,763	$389,675,880	$—	$408,825,643
*	See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the period ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2010 Annual Report	21

Notes to Financial Statements (continued)

December 31, 2010

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to paydown gains and losses and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Morley Capital Management, Inc. (“the Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

22	Annual Report 2010

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.35%
$500 million up to $1 billion	0.34%
$1 billion up to $3 billion	0.325%
$3 billion up to $5 billion	0.30%
$5 billion up to $10 billion	0.285%
$10 billion and more	0.275%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $378,317 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.45% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2008 Amount	Fiscal Year 2009 Amount	Fiscal year 2010 Amount	Total
$6,853	$—	$—	$6,853

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide

2010 Annual Report	23

Notes to Financial Statements (continued)

December 31, 2010

Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $880.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

24	Annual Report 2010

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $273,906,827 and sales of $195,163,576 (excluding short-term securities).

For the year ended December 31, 2010, the Fund had purchases of $10,573,008 and sales of $15,000,000 of U.S. Government securities.

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

7.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,374,107	$—	$6,374,107	$—	$6,374,107

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,832,423	$—	$6,832,423	$—	$6,832,423

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
$478,852	$—	$478,852	$—	$(3,834,140)	$38,816	$(3,316,472)

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	25

Notes to Financial Statements (continued)

December 31, 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$408,786,827	$1,104,200	$(1,065,384)	$38,816

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$578,517	2016
$1,310,206	2017
$1,549,529	2018

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011 post-October capital losses in the amount of $395,888.

26	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Enhanced Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Enhanced Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

27	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

28	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	29

Management Information

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

30	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406 (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	31

NVIT Government Bond Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-GB (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund’s value is not guaranteed by the U.S. government or any government agency.

Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and redemption risk to varying degrees.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted

2	Annual Report 2010

investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

BofA Merrill Lynch (BofA ML) AAA U.S. Treasury / Agency Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Asset Management, LLC. Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Asset Management, LLC. Nationwide Asset Management, LLC is a wholly owned subsidiary of

2010 Annual Report	3

Important Disclosures (Continued)

Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Government Bond Fund (Class I at NAV) returned 4.78% versus 5.60% for its benchmark, the BofA Merrill Lynch (BofA ML) AAA U.S. Treasury / Agency Master Index (formerly the ML Government Master Index). For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of General U.S. Government Funds (consisting of 71 funds as of December 31, 2010) was 6.06% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The two sectors that contributed the most positively to Fund performance during the period were Agency residential mortgage-backed securities (MBS) and Treasuries. Treasury notes had been performing well during the first nine months of 2010 as deflation was the predominant concern but came under pressure in the fourth quarter as the economy showed improvement. The brightening economy prompted many investors to sell their Treasury holdings and swap into higher-yielding securities, including Agency residential MBS. The fourth-quarter performance helped Agency residential MBS deliver the best performance for the reporting period.

What areas of investment detracted from Fund performance?

The two sectors that detracted most from Fund performance during the reporting period were Agency multi-family mortgage-backed securities (MBS) and Agency notes. Agency multi-family MBS held by the Fund suffered from high premiums and the spread over Treasuries increased throughout the reporting period. These holdings were hurt by falling prices. Defaults are typically rare with these types of securities, and as the economy improves and interest rates increase, these holdings should be a positive contributor to total return.

What is your outlook for the near term?

Given mostly favorable economic fundamentals, risk assets should remain in a general uptrend over the near term. The rate of economic growth accelerated during 2010 and, considering the recent improvement in leading indicators, this growth is likely to remain healthy in the quarters ahead. Numerous economic challenges still exist, including the European debt crisis, the U.S. state and local budget crisis, the soft labor market and the renewed housing downturn. Nonetheless, the combination of low inflation, low interest rates and accommodative economic policies should more than offset these challenges and keep the economy and markets in recovery mode throughout 2011.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

6	Annual Report 2010

Fund Performance	NVIT Government Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I [2]	4.78%	5.12%	5.21%
Class II [3]	4.52%	4.85%	4.94%
Class III[3]	4.79%	5.12%	5.22%
Class IV3	4.78%	5.12%	5.20%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
[3]

These returns until the creation of Class II shares (July 8, 2002), Class III shares (May 20, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Expense Ratios

Expense Ratio*
Class I	0.69%
Class II	0.94%
Class III	0.69%
Class IV	0.69%
*	Current effective prospectus dated May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Government Bond Fund versus performance of the BofA Merrill Lynch AAA US Treasury/ Agency Master Index (BofA ML US Trsy/Agy Master AAA) (formerly Merrill Lynch Government Master Index)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	BofA ML US Trsy/Agy Master AAA is an unmanaged index that gives a broad look at how U.S. government bonds have performed.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Government Bond Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 -12/31/10[a]	Expense Ratio During Period (%) 07/01/10 -12/31/10[a]
Class I Shares	Actual		1,000.00	999.80	3.43	0.68
	Hypothetical	[b]	1,000.00	1,021.78	3.47	0.68
Class II Shares	Actual		1,000.00	998.50	4.68	0.93
	Hypothetical	[b]	1,000.00	1,020.52	4.74	0.93
Class III Shares	Actual		1,000.00	999.80	3.43	0.68
	Hypothetical	[b]	1,000.00	1,021.78	3.47	0.68
Class IV Shares	Actual		1,000.00	998.90	3.43	0.68
	Hypothetical	[b]	1,000.00	1,021.78	3.47	0.68

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Government Bond Fund

Asset Allocation
U.S. Government Mortgage Backed Agencies	42.6%
Collateralized Mortgage Obligations	18.8%
U.S. Treasury Bonds	18.6%
Corporate Bonds	9.5%
U.S. Government Sponsored & Agency Obligations	8.3%
Mutual Fund	1.6%
Other assets in excess of liabilities	0.6%

100.0%

Top Holdings †
U.S. Treasury Bond, 8.13%, 08/15/21	11.0%
Fannie Mae Pool, 6.26%, 09/01/13	7.2%
U.S. Treasury Bond, 8.13%, 05/15/21	5.1%
Pooled Funding Trust II, 2.63%, 03/30/12	4.7%
Fannie Mae Pool, 4.67%, 05/01/13	3.6%
Private Export Funding Corp., 5.45%, 09/15/17	3.5%
Fannie Mae Pool, 4.50%, 07/01/24	3.4%
Fannie Mae Pool, 6.08%, 02/01/12	3.4%
Fannie Mae Grantor Trust, 5.34%, 04/25/12	3.1%
Freddie Mac REMICS, 6.00%, 03/15/36	3.0%
Other Holdings	52.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Government Bond Fund

Collateralized Mortgage Obligations 18.8%

	Principal Amount	Market Value

Fannie Mae Grantor Trust, Series 2002-T11, Class B, 5.34%, 04/25/12	$28,300,000	$29,954,514
Fannie Mae REMICS Series 1993-149, Class M, 7.00%, 08/25/23	2,339,812	2,623,223
Series 2003-64, Class HQ, 5.00%, 07/25/23	6,000,000	6,344,200
Series 2003-66, Class AP, 3.50%, 11/25/32	1,056,204	1,101,928
Series 2005-109, Class AG, 5.50%, 04/25/24	12,486,462	13,538,052
Series 2005-40, Class YG, 5.00%, 05/25/25	24,576,886	26,205,621
FHLMC Multifamily Structured Pass Through Certificates, Series K001, Class A3, 5.47%, 01/25/12(a)	4,495,821	4,595,253
Freddie Mac REMICS Series 2468, Class TE, 5.50%, 07/15/17	3,288,060	3,583,594
Series 2509, Class LK, 5.50%, 10/15/17	9,069,878	9,908,764
Series 2517, Class BH, 5.50%, 10/15/17	5,676,386	6,197,814
Series 2751, Class ND, 5.00%, 04/15/29	18,891,785	19,455,780
Series 2922, Class GA, 5.50%, 05/15/34	7,054,943	7,737,122
Series 2985, Class JR, 4.50%, 06/15/25	22,000,000	23,056,961
Series 3356, Class PD, 6.00%, 03/15/36	26,365,666	29,056,770

Total Collateralized Mortgage Obligations (cost $173,898,347)		183,359,596

Corporate Bonds 9.5%
Diversified Financial Services 9.5%
Pooled Funding Trust II, 2.63%, 03/30/12(b)	45,500,000	46,213,349
Private Export Funding Corp. 5.45%, 09/15/17	30,000,000	34,246,740
2.25%, 12/15/17	13,000,000	12,321,777

		92,781,866

Total Corporate Bonds (cost $94,747,481)		92,781,866

U.S. Government Mortgage Backed Agencies 42.6%
Fannie Mae Pool Pool# 384773 6.08%, 02/01/12	31,791,749	32,666,278

U.S. Government Mortgage Backed Agencies 42.6% (continued)

	Principal Amount	Market Value

Fannie Mae Pool (continued)
Pool# 555505 4.67%, 05/01/13	$33,487,377	$35,171,670
Pool# 360500 6.26%, 09/01/13	64,000,000	70,324,193
Pool# 383661 6.62%, 06/01/16	9,977,593	10,967,467
Pool# 462260 5.60%, 09/01/18	10,839,012	11,631,105
Pool# 874142 5.56%, 12/01/21	11,400,000	12,012,381
Pool# 995865 4.50%, 07/01/24	31,795,064	33,384,815
Pool# 745684 2.74%, 04/01/34(a)	15,568,086	16,231,694
Pool# 790760 5.00%, 09/01/34(a)	4,872,845	5,116,055
Pool# 799144 4.69%, 04/01/35(a)	3,621,443	3,797,170
Pool# 822705 4.79%, 04/01/35(a)	5,989,021	6,276,990
Pool# 783609 4.89%, 05/01/35(a)	7,920,088	8,316,753
Pool# 815217 4.92%, 05/01/35(a)	4,195,629	4,411,292
Pool# 821377 5.30%, 05/01/35(a)	4,154,666	4,397,327
Pool# 826181 4.84%, 07/01/35(a)	14,612,473	15,363,997
Pool# 873932 6.31%, 08/01/36	8,060,899	8,870,417
Pool# 745866 2.54%, 09/01/36(a)	15,384,709	16,113,544
Freddie Mac Gold Pool Pool# E02703 4.00%, 07/01/25	28,202,638	29,053,124
Pool# E02747 4.00%, 11/01/25	21,797,362	22,417,225
Freddie Mac Non Gold Pool Pool# 847558 3.06%, 06/01/35(a)	9,725,809	10,202,927
Pool# 1G2082 5.69%, 07/01/37(a)	14,534,179	15,597,813
Ginnie Mae I Pool Pool# 711052 3.50%, 12/15/24	473,699	480,656
Pool# 748484 3.50%, 08/15/25	1,470,361	1,491,957
Pool# 682492 3.50%, 10/15/25	3,315,574	3,364,272
Pool# 719433 3.50%, 10/15/25	1,921,291	1,949,510
Pool# 682497 3.50%, 11/15/25	3,468,426	3,519,369

10	Annual Report 2010

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Ginnie Mae I Pool (continued)
Pool# 705178 3.50%, 11/15/25	$1,853,157	$1,880,375
Pool# 707690 3.50%, 11/15/25	1,039,396	1,054,662
Pool# 733504 3.50%, 11/15/25	4,616,407	4,684,211
Pool# 740930 3.50%, 11/15/25	1,050,128	1,065,552
Pool# 742371 3.50%, 11/15/25	1,301,226	1,320,338
Pool# 749618 3.50%, 11/15/25	4,463,012	4,528,562
Pool# 750403 3.50%, 11/15/25	995,505	1,010,126
Pool# 682502 3.50%, 12/15/25	3,083,916	3,129,211
Pool# 755650 3.50%, 12/15/25	14,790,154	15,007,384

Total U.S. Government Mortgage Backed Agencies (cost $404,210,871)		416,810,422

U.S. Government Sponsored & Agency Obligations 8.3%
Farmer Mac Guaranteed Notes Trust 2007-1 5.13%, 04/19/17(b)	25,000,000	27,197,875
Federal Farm Credit Bank 5.00%, 03/03/14	12,146,000	13,565,843
Federal Home Loan Banks 2.38%, 03/14/14	10,000,000	10,327,510
5.38%, 05/15/19	20,000,000	22,794,940
Lightship Tankers III LLC 6.50%, 06/14/24	6,120,000	7,031,023
U.S. Department of Housing and Urban Development 7.08%, 08/01/16	380,000	380,841

Total U.S. Government Sponsored & Agency Obligations (cost $79,262,510)		81,298,032

U.S. Treasury Bonds 18.6%

	Principal Amount	Market Value

U.S. Treasury Bonds 8.13%, 05/15/21	$35,000,000	$49,683,585
8.13%, 08/15/21	75,000,000	106,804,650
U.S. Treasury Inflation Indexed Bond, 3.00%, 07/15/12	20,000,000	25,841,122

Total U.S. Treasury Bonds (cost $180,957,927)		182,329,357

Mutual Fund 1.6%

	Shares	Market Value

Money Market Fund 1.6%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (c)	15,504,772	$15,504,772

Total Mutual Fund (cost $15,504,772)		15,504,772

Total Investments (cost $948,581,908) (d) — 99.4%		972,084,045
Other assets in excess of liabilities — 0.6%		6,248,376

NET ASSETS — 100.0%		$978,332,421

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2010 was $73,411,224 which represents 7.50% of net assets.

(c)	Represents 7-day effective yield as of December 31, 2010.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

FHLMC	Federal Home Loan Mortgage Corporation

LLC	Limited Liability Company

REMICS	Real Estate Mortgage Investment Conduits

2010 Annual Report	11

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2010

NVIT Government Bond Fund
Assets:
Investments, at value (cost $948,581,908)	$972,084,045
Cash	774
Interest and dividends receivable	6,965,453
Receivable for investments sold	578,218
Receivable for capital shares issued	626,997
Prepaid expenses	2,982

Total Assets	980,258,469

Liabilities:
Payable for capital shares redeemed	1,244,969
Accrued expenses and other payables:
Investment advisory fees	404,901
Fund administration fees	29,247
Distribution fees	1,710
Administrative servicing fees	147,687
Accounting and transfer agent fees	9,276
Trustee fees	4,919
Custodian fees	1,814
Compliance program costs (Note 3)	1,307
Professional fees	36,489
Printing fees	24,812
Other	18,917

Total Liabilities	1,926,048

Net Assets	$978,332,421

Represented by:
Capital	$953,183,654
Accumulated undistributed net investment income	2,215,622
Accumulated net realized losses from investment transactions	(568,992)
Net unrealized appreciation/(depreciation) from investments	23,502,137

Net Assets	$978,332,421

Net Assets:
Class I Shares	$914,319,283
Class II Shares	7,951,647
Class III Shares	27,670,204
Class IV Shares	28,391,287

Total	$978,332,421

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	79,607,128
Class II Shares	694,570
Class III Shares	2,408,739
Class IV Shares	2,472,471

Total	85,182,908

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.49
Class II Shares	$11.45
Class III Shares	$11.49
Class IV Shares	$11.48

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

NVIT Government Bond Fund
INVESTMENT INCOME:
Interest income	$41,511,394
Dividend income	75,128

Total Income	41,586,522

EXPENSES:
Investment advisory fees	5,382,400
Fund administration fees	384,529
Distribution fees Class II Shares	23,134
Administrative servicing fees Class I Shares	1,591,446
Administrative servicing fees Class II Shares	13,880
Administrative servicing fees Class III Shares	39,289
Administrative servicing fees Class IV Shares	45,448
Professional fees	93,266
Printing fees	24,659
Trustee fees	34,614
Custodian fees	41,885
Accounting and transfer agent fees	15,443
Compliance program costs (Note 3)	2,881
Other	53,825

Total expenses before earnings credit	7,746,699

Earnings credit (Note 5)	(13)

Net Expenses	7,746,686

NET INVESTMENT INCOME	33,839,836

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	37,375,192
Net change in unrealized appreciation/(depreciation) from investments	(15,120,708)

Net realized/unrealized gains from investments	22,254,484

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$56,094,320

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Statements of Changes in Net Assets

	NVIT Government Bond Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$33,839,836	$43,379,572
Net realized gains from investment transactions	37,375,192	17,637,976
Net change in unrealized depreciation from investments	(15,120,708)	(27,866,747)

Change in net assets resulting from operations	56,094,320	33,150,801

Distributions to Shareholders From:
Net investment income:
Class I	(30,710,401)	(40,827,686)
Class II	(241,552)	(363,636)
Class III	(784,283)	(712,728)
Class IV	(880,747)	(1,117,447)
Net realized gains:
Class I	(34,456,015)	(16,556,630)
Class II	(301,802)	(155,668)
Class III	(1,044,885)	(340,913)
Class IV	(1,055,773)	(456,081)

Change in net assets from shareholder distributions	(69,475,458)	(60,530,789)

Change in net assets from capital transactions	(198,162,485)	(214,042,511)

Change in net assets	(211,543,623)	(241,422,499)

Net Assets:
Beginning of year	1,189,876,044	1,431,298,543

End of year	$978,332,421	$1,189,876,044

Accumulated undistributed net investment income at end of year	$2,215,622	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$102,054,448	$112,467,158
Dividends reinvested	65,166,416	57,384,316
Cost of shares redeemed	(366,218,163)	(383,175,573)

Total Class I	(198,997,299)	(213,324,099)

Class II Shares
Proceeds from shares issued	341,236	529,848
Dividends reinvested	543,354	519,304
Cost of shares redeemed	(3,370,229)	(3,323,470)

Total Class II	(2,485,639)	(2,274,318)

Class III Shares
Proceeds from shares issued	21,014,259	13,912,473
Dividends reinvested	1,829,168	1,053,641
Cost of shares redeemed	(17,037,662)	(11,837,945)

Total Class III	5,805,765	3,128,169

Class IV Shares
Proceeds from shares issued	2,953,588	4,799,890
Dividends reinvested	1,936,520	1,573,528
Cost of shares redeemed	(7,375,420)	(7,945,681)

Total Class IV	(2,485,312)	(1,572,263)

Change in net assets from capital transactions	$(198,162,485)	$(214,042,511)

Amount designated as “—” is zero or has been rounded to zero.

14	Annual Report 2010

	NVIT Government Bond Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009

SHARE TRANSACTIONS:
Class I Shares
Issued	8,506,063	9,387,532
Reinvested	5,596,787	4,842,471
Redeemed	(30,380,705)	(31,994,359)

Total Class I Shares	(16,277,855)	(17,764,356)

Class II Shares
Issued	28,488	44,200
Reinvested	46,880	43,958
Redeemed	(281,027)	(278,782)

Total Class II Shares	(205,659)	(190,624)

Class III Shares
Issued	1,739,150	1,157,138
Reinvested	157,359	88,918
Redeemed	(1,414,619)	(993,551)

Total Class III Shares	481,890	252,505

Class IV Shares
Issued	245,886	402,108
Reinvested	166,470	132,784
Redeemed	(612,129)	(663,698)

Total Class IV Shares	(199,773)	(128,806)

Total change in shares	(16,201,397)	(17,831,281)

The accompanying notes are integral part of these financial statements.

2010 Annual Report	15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Year	Total Return	Net Assets at End of Year	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2010 (c)	$11.74	0.36	0.19	0.55	(0.35)	(0.45)	(0.80)	–	$11.49	4.78%	$914,319,283	0.69%	3.01%	0.69%	98.86%
Year Ended December 31, 2009 (c)	$12.01	0.41	(0.09)	0.32	(0.41)	(0.18)	(0.59)	–	$11.74	2.69%	$1,125,363,950	0.71%	3.39%	0.71%	65.87%
Year Ended December 31, 2008	$11.63	0.50	0.38	0.88	(0.50)	–	(0.50)	–	$12.01	7.72%	$1,364,508,386	0.70%	4.24%	0.70%	55.58%
Year Ended December 31, 2007	$11.35	0.51	0.28	0.79	(0.51)	–	(0.51)	–	$11.63	7.16%	$1,235,739,182	0.72%	4.52%	0.72%	87.90%
Year Ended December 31, 2006	$11.54	0.48	(0.11)	0.37	(0.47)	(0.09)	(0.56)	–	$11.35	3.34%	$1,067,945,373	0.73%	4.16%	0.73%	93.01%

Class II Shares
Year Ended December 31, 2010 (c)	$11.70	0.33	0.19	0.52	(0.32)	(0.45)	(0.77)	–	$11.45	4.52%	$7,951,647	0.94%	2.77%	0.94%	98.86%
Year Ended December 31, 2009 (c)	$11.97	0.37	(0.08)	0.29	(0.38)	(0.18)	(0.56)	–	$11.70	2.43%	$10,532,918	0.96%	3.14%	0.96%	65.87%
Year Ended December 31, 2008	$11.59	0.47	0.38	0.85	(0.47)	–	(0.47)	–	$11.97	7.48%	$13,057,446	0.94%	4.00%	0.94%	55.58%
Year Ended December 31, 2007	$11.32	0.49	0.26	0.75	(0.48)	–	(0.48)	–	$11.59	6.91%	$14,013,343	0.97%	4.27%	0.97%	87.90%
Year Ended December 31, 2006	$11.51	0.45	(0.11)	0.34	(0.44)	(0.09)	(0.53)	–	$11.32	3.00%	$14,469,737	0.98%	3.91%	0.98%	93.01%

Class III Shares
Year Ended December 31, 2010 (c)	$11.74	0.36	0.20	0.56	(0.36)	(0.45)	(0.81)	–	$11.49	4.79%	$27,670,204	0.68%	2.98%	0.68%	98.86%
Year Ended December 31, 2009 (c)	$12.01	0.41	(0.09)	0.32	(0.41)	(0.18)	(0.59)	–	$11.74	2.69%	$22,621,617	0.71%	3.41%	0.71%	65.87%
Year Ended December 31, 2008	$11.63	0.50	0.38	0.88	(0.50)	–	(0.50)	–	$12.01	7.73%	$20,106,128	0.69%	4.25%	0.69%	55.58%
Year Ended December 31, 2007	$11.35	0.49	0.30	0.79	(0.51)	–	(0.51)	–	$11.63	7.15%	$18,582,814	0.73%	4.51%	0.73%	87.90%
Year Ended December 31, 2006	$11.54	0.47	(0.10)	0.37	(0.47)	(0.09)	(0.56)	–	$11.35	3.35%	$13,164,278	0.72%	4.21%	0.72%	93.01%

Class IV Shares
Year Ended December 31, 2010 (c)	$11.73	0.36	0.19	0.55	(0.35)	(0.45)	(0.80)	–	$11.48	4.78%	$28,391,287	0.69%	3.00%	0.69%	98.86%
Year Ended December 31, 2009 (c)	$12.00	0.41	(0.09)	0.32	(0.41)	(0.18)	(0.59)	–	$11.73	2.69%	$31,357,559	0.71%	3.40%	0.71%	65.87%
Year Ended December 31, 2008	$11.63	0.50	0.37	0.87	(0.50)	–	(0.50)	–	$12.00	7.62%	$33,626,583	0.71%	4.23%	0.71%	55.58%
Year Ended December 31, 2007	$11.35	0.52	0.27	0.79	(0.51)	–	(0.51)	–	$11.63	7.26%	$35,461,651	0.70%	4.53%	0.71%	87.90%
Year Ended December 31, 2006	$11.53	0.48	(0.10)	0.38	(0.47)	(0.09)	(0.56)	–	$11.35	3.34%	$35,962,429	0.73%	4.16%	0.73%	93.01%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Government Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Debt and other fixed-income securities (other than short-term obligations) were valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$183,359,596	$—	$183,359,596
Corporate Bonds	—	92,781,866	—	92,781,866
Mutual Fund	15,504,772	—	—	15,504,772
U.S. Government Mortgage Backed Agencies	—	416,810,422	—	416,810,422
U.S. Government Sponsored & Agency Obligations	—	81,298,032	—	81,298,032
U.S. Treasury Bonds	—	182,329,357	—	182,329,357
Total	$15,504,772	$956,579,273	$—	$972,084,045

* See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax

18	Annual Report 2010

purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to paydown gains and losses and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment advisor, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management LLC (“the Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.500%
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.450%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.400%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $1,720,609 for the year ended December 31, 2010.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

20	Annual Report 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%

*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2010, NFS received $1,690,063 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $2,881.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions of Class III shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% redemption

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $34,075.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $10,146.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25% . Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $1,067,085,823 and sales of $1,300,142,527 (excluding short-term securities).

For the year ended December 31, 2010, the Fund had purchases of $607,869,111 and sales of $566,743,699 of U.S. Government Securities.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

22	Annual Report 2010

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$49,415,022	$20,060,436	$69,475,458	$—	$69,475,458

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$51,541,130	$8,989,659	$60,530,789	$—	$60,530,789

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
$4,975,383	$—	$4,975,383	$—	$(3,328,753)	$23,502,137	$25,148,767

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$948,581,908	$31,186,651	$(7,684,514)	$23,502,137

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011 post-October capital losses in the amount of $3,328,753.

2010 Annual Report	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Government Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

24	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Government Bond Fund

Other Federal Tax Information

The Fund designates $20,060,436, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2010 Annual Report	25

Management Information

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

26	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

28	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406 (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	29

NVIT Growth Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

10	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

29	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-GR (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Growth funds may underperform other funds that use different investing styles.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government

2	Annual Report 2010

bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of American Century Investment Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of American Century Investment Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Growth Fund (Class I at NAV) returned 19.25% versus 16.71% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 234 funds as of December 31, 2010) was 15.65% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s investments in information technology stocks contributed most to relative Fund performance. Fund holdings among computers and peripherals, communications equipment and electronic equipment companies drove Fund outperformance. The Fund benefited from its underweight position versus the benchmark in the poor-performing shares of Hewlett-Packard Co. and Dell Inc. The Fund’s overweight positions in Jabil Circuit and F5 Networks, Inc. also were important contributors to the Fund.

The Fund’s investments in the industrials and consumer staples sectors drove outperformance. In the industrials space, positioning among machinery and aerospace and defense firms helped Fund performance the most. The Fund’s machinery stocks, led by a stake in Eaton Corp., benefited from exposure to economic growth outside the United States. The Fund also benefited by being to be underrepresented in the aerospace and defense segment, which faced challenges from tighter government budgets for defense spending. In the consumer staples sector, notable contributors to Fund performance included holdings in personal products stocks. Relative Fund performance also benefited from an underweight position in tobacco and household products companies.

Among individual stocks, BorgWarner Inc. was the number-one contributor to relative Fund performance thanks to strong demand from automakers for the firm’s turbo-diesel and gasoline-injection engines. The number-two contributor to Fund performance was energy services giant Schlumberger Ltd., which benefited from greater clarity on its exploration activity and an improved outlook for North American crude relative to natural gas.

What areas of investment detracted from Fund performance?

Telecommunications services was the only sector to detract from relative Fund performance. The Fund’s holdings in this sector hurt Fund performance, as did the Fund’s overweight position in this poor-performing segment. The Fund’s holdings among wireless telecommunication infrastructure stocks hurt Fund performance most, led by a stake in Crown Castle International Corp.

At the individual security level, MasterCard Inc., the number-one detractor from Fund performance, was hurt along with other credit-card companies by regulatory changes limiting fees that these companies can take in from card transactions. In the materials space, Fund performance was hurt due to lack of exposure to Monsanto Co.; investor sentiment on the stock improved amid rising prices for agricultural commodities.

What was the impact of investments in derivatives on Fund performance?

The Fund’s portfolio managers may use equity substitutes or derivatives as part of the investment strategy. Use of derivatives has been rare, typically occurring during portfolio construction following a client’s initial cash investment, when the managers may equitize (through the use of futures or exchange-traded funds [ETFs]) a portion of the portfolio to reduce the risk of holding significant cash in an up market. Other than during American Century Investment Management, Inc.’s initial portfolio construction phase*, there were no derivatives used in the Fund’s portfolio.

What is your outlook for the near term?

The Fund’s portfolio managers believe that stock selection — rather than sector allocation or market timing via the use of cash — is the most efficient means of generating superior risk-adjusted returns relative to the Fund’s benchmark index.

The Fund’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior

2010 Annual Report	5

individual securities. As of December 31, 2010, the managers found opportunity in the health-care sector, the Fund’s largest overweight position relative to the benchmark index. The most notable sector underweights were in information technology and industrials shares. Nevertheless, information technology shares remain the Fund’s single largest sector allocation by far on an absolute basis, while the Fund had no exposure to the tiny (less than 1% of the benchmark index) utilities sector.

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

E.A. Prescott LeGard, CFA and Gregory J. Woodhams, CFA

*On September 14, 2010, the Board of Trustees of Nationwide Variable Insurance Trust approved the replacement of Aberdeen Asset Management Inc. by American Century Investment Management, Inc. as subadviser to the Fund, effective October 18, 2010.

6	Annual Report 2010

Fund Performance	NVIT Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I2	19.25%	4.37%	(0.31)%
Class IV3	19.25%	4.36%	(0.31)%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]

These returns until the creation of Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced because Class IV shares invest in the same portfolio of securities.

Expense Ratios

Expense Ratio*
Class I	0.92%
Class IV	0.92%
*	Current effective prospectus dated October 15, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Growth Fund versus performance of the Russell 1000 Growth Index (Russell 1000 Growth)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Growth Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,280.50	5.40	0.94
	Hypothetical	[b]	1,000.00	1,020.47	4.79	0.94
Class IV Shares	Actual		1,000.00	1,281.60	5.41	0.94
	Hypothetical	[b]	1,000.00	1,020.47	4.79	0.94

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Growth Fund

Asset Allocation
Common Stocks	98.7%
Mutual Fund	1.3%
Other assets in excess of liabilities ‡	0.0%

100.0%

Top Industries †
Software	8.1%
Computers & Peripherals	7.2%
Oil, Gas & Consumable Fuels	6.9%
Machinery	5.5%
Specialty Retail	4.1%
Communications Equipment	3.7%
Information Technology Services	3.7%
Energy Equipment & Services	3.5%
Semiconductors & Semiconductor Equipment	3.5%
Beverages	3.5%
Other Industries	50.3%

100.0%

Top Holdings †
Apple, Inc.	4.6%
Exxon Mobil Corp.	4.4%
Google, Inc., Class A	2.7%
Schlumberger Ltd.	2.6%
Coca-Cola Co. (The)	2.6%
Oracle Corp.	2.4%
QUALCOMM, Inc.	2.2%
EMC Corp.	1.9%
United Parcel Service, Inc., Class B	1.8%
Microsoft Corp.	1.8%
Other Holdings	73.0%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Growth Fund

Common Stocks 98.7%

	Shares	Market Value

Aerospace & Defense 1.6%
Honeywell International, Inc.	26,433	$1,405,178
Rockwell Collins, Inc.	9,890	576,192

		1,981,370

Air Freight & Logistics 1.8%
United Parcel Service, Inc., Class B	31,333	2,274,149

Auto Components 1.6%
BorgWarner, Inc. *	27,941	2,021,811

Automobiles 0.8%
Ford Motor Co. *	63,757	1,070,480

Beverages 3.5%
Coca-Cola Co. (The)	49,673	3,266,993
Hansen Natural Corp. *	6,293	328,998
PepsiCo, Inc.	12,451	813,424

		4,409,415

Biotechnology 1.6%
Alexion Pharmaceuticals, Inc. *	3,157	254,297
Amgen, Inc. *	11,168	613,123
Gilead Sciences, Inc. *	23,429	849,067
Human Genome Sciences, Inc. *	11,189	267,305

		1,983,792

Capital Markets 1.9%
BlackRock, Inc.	5,525	1,052,954
Charles Schwab Corp. (The)	33,817	578,609
Goldman Sachs Group, Inc. (The)	4,255	715,521

		2,347,084

Chemicals 3.1%
E. I. du Pont de Nemours & Co.	28,521	1,422,628
PPG Industries, Inc.	21,378	1,797,248
Sigma-Aldrich Corp.	10,810	719,514

		3,939,390

Communications Equipment 3.7%
Cisco Systems, Inc. *	52,206	1,056,128
F5 Networks, Inc. *	6,371	829,249
QUALCOMM, Inc.	57,051	2,823,454

		4,708,831

Computers & Peripherals 7.2%
Apple, Inc. *	18,076	5,830,595
EMC Corp. *	103,071	2,360,326
NetApp, Inc. *	16,768	921,569

		9,112,490

Consumer Finance 1.5%
American Express Co.	43,000	1,845,560

Electrical Equipment 2.3%
Emerson Electric Co.	17,465	998,474
Rockwell Automation, Inc.	26,183	1,877,583

		2,876,057

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 0.8%
Jabil Circuit, Inc.	51,556	$1,035,760

Energy Equipment & Services 3.5%
Halliburton Co.	29,238	1,193,788
Schlumberger Ltd.	39,343	3,285,140

		4,478,928

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	27,612	1,993,862
Wal-Mart Stores, Inc.	12,217	658,863
Whole Foods Market, Inc. *	3,223	163,052

		2,815,777

Food Products 2.1%
General Mills, Inc.	15,525	552,535
Hershey Co. (The)	15,266	719,792
Kellogg Co.	20,033	1,023,285
Mead Johnson Nutrition Co.	4,844	301,539

		2,597,151

Health Care Equipment & Supplies 3.4%
Cooper Cos., Inc. (The)	5,783	325,814
Covidien PLC	38,266	1,747,225
DENTSPLY International, Inc.	13,039	445,543
Edwards Lifesciences Corp. *	6,346	513,011
Gen-Probe, Inc. *	5,705	332,887
Intuitive Surgical, Inc. *	1,607	414,204
Zimmer Holdings, Inc. *	9,269	497,560

		4,276,244

Health Care Providers & Services 2.3%
Aetna, Inc.	6,154	187,758
Express Scripts, Inc. *	37,495	2,026,605
Medco Health Solutions, Inc. *	12,008	735,730

		2,950,093

Hotels, Restaurants & Leisure 2.9%
Chipotle Mexican Grill, Inc. *	1,684	358,119
Las Vegas Sands Corp. *	11,790	541,751
McDonald’s Corp.	20,871	1,602,058
Starwood Hotels & Resorts Worldwide, Inc.	19,568	1,189,343

		3,691,271

Household Durables 0.4%
Whirlpool Corp.	5,257	466,979

Household Products 1.0%
Procter & Gamble Co. (The)	18,720	1,204,258

Industrial Conglomerates 0.9%
Textron, Inc.	49,891	1,179,423

Information Technology Services 3.7%
Accenture PLC, Class A	38,856	1,884,127
International Business Machines Corp.	13,223	1,940,608
MasterCard, Inc., Class A	3,940	882,993

		4,707,728

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Insurance 1.3%
Aflac, Inc.	18,846	$1,063,480
Chubb Corp.	4,852	289,373
Travelers Cos., Inc. (The)	6,202	345,513

		1,698,366

Internet & Catalog Retail 0.4%
Netflix, Inc. *	2,927	514,274

Internet Software & Services 2.9%
Akamai Technologies, Inc. *	5,596	263,292
Google, Inc., Class A *	5,715	3,394,538

		3,657,830

Life Sciences Tools & Services 0.6%
Bruker Corp. *	13,865	230,159
Thermo Fisher Scientific, Inc. *	10,434	577,626

		807,785

Machinery 5.5%
Caterpillar, Inc.	11,789	1,104,158
Deere & Co.	16,271	1,351,307
Eaton Corp.	18,582	1,886,259
Illinois Tool Works, Inc.	35,478	1,894,525
Joy Global, Inc.	7,727	670,317

		6,906,566

Media 1.8%
Scripps Networks Interactive, Inc., Class A	17,118	885,856
Walt Disney Co. (The)	38,154	1,431,157

		2,317,013

Metals & Mining 2.5%
Cliffs Natural Resources, Inc.	12,905	1,006,719
Freeport-McMoRan Copper & Gold, Inc.	13,345	1,602,601
Newmont Mining Corp.	8,845	543,348

		3,152,668

Multiline Retail 2.2%
Kohl’s Corp. *	15,531	843,955
Target Corp.	31,557	1,897,522

		2,741,477

Oil, Gas & Consumable Fuels 6.9%
Cimarex Energy Co.	7,155	633,432
ConocoPhillips	13,375	910,838
Exxon Mobil Corp.	75,810	5,543,227
Occidental Petroleum Corp.	11,859	1,163,368
Southwestern Energy Co. *	11,770	440,551

		8,691,416

Personal Products 0.6%
Estee Lauder Cos., Inc. (The), Class A	9,059	731,061

Pharmaceuticals 2.6%
Abbott Laboratories	30,214	1,447,553
Allergan, Inc.	14,454	992,556
Novo Nordisk AS, Class B	5,410	609,515
Perrigo Co.	3,908	247,494

		3,297,118

Common Stocks (continued)

	Shares	Market Value

Road & Rail 0.6%
Union Pacific Corp.	7,682	$711,814

Semiconductors & Semiconductor Equipment 3.5%
Broadcom Corp., Class A	30,766	1,339,859
Cree, Inc. *	2,762	181,988
Linear Technology Corp.	41,537	1,436,765
RF Micro Devices, Inc. *	40,581	298,271
Texas Instruments, Inc.	37,060	1,204,450

		4,461,333

Software 8.1%
Citrix Systems, Inc. *	7,442	509,107
CommVault Systems, Inc. *	6,326	181,050
Electronic Arts, Inc. *	14,707	240,901
Intuit, Inc. *	20,579	1,014,545
Microsoft Corp.	79,912	2,231,143
Oracle Corp.	98,003	3,067,494
Quest Software, Inc. *	13,433	372,631
Red Hat, Inc. *	10,105	461,293
Salesforce.com, Inc. *	3,571	471,372
Symantec Corp. *	62,856	1,052,210
VMware, Inc., Class A *	7,114	632,506

		10,234,252

Specialty Retail 4.1%
American Eagle Outfitters, Inc.	43,360	634,357
Home Depot, Inc.	61,118	2,142,797
Limited Brands, Inc.	40,469	1,243,612
OfficeMax, Inc. *	27,343	483,971
Williams-Sonoma, Inc.	19,682	702,451

		5,207,188

Wireless Telecommunication Services 1.3%
Crown Castle International Corp. *	37,992	1,665,189

Total Common Stocks (cost $107,069,633)		124,769,391

Mutual Fund 1.3%

Money Market Fund 1.3%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (a)	1,664,395	1,664,395

Total Mutual Fund (cost $1,664,395)		1,664,395

Total Investments (cost $108,734,028) (b) — 100.0%		126,433,786

Other assets in excess of liabilities — 0.0%†		59,357

NET ASSETS — 100.0%		$126,493,143

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Growth Fund (Continued)

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AS	Stock Corporation

Ltd.	Limited

PLC	Public Limited Company

At December 31, 2010, the Fund’s open forward foreign currency contract against the United States Dollar was as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contract:
Danish Krone	UBS AG	1/31/11	(2,225,945)	$(392,320)	$(399,029)	$(6,709)

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Growth Fund
Assets:
Investments, at value (cost $108,734,028)	$126,433,786
Cash	86
Dividends receivable	63,738
Receivable for investments sold	208,108
Receivable for capital shares issued	6,888
Prepaid expenses	324

Total Assets	126,712,930

Liabilities:
Payable for capital shares redeemed	103,552
Unrealized depreciation on forward foreign currency contracts (Note 2)	6,709
Accrued expenses and other payables:
Investment advisory fees	62,343
Fund administration fees	9,212
Administrative servicing fees	17,908
Accounting and transfer agent fees	1,539
Trustee fees	685
Custodian fees	184
Compliance program costs (Note 3)	159
Professional fees	11,895
Printing fees	3,530
Other	2,071

Total Liabilities	219,787

Net Assets	$126,493,143

Represented by:
Capital	$150,505,024
Accumulated net realized losses from investment and foreign currency transactions	(41,704,930)
Net unrealized appreciation/(depreciation) from investments	17,699,758
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(6,709)

Net Assets	$126,493,143

Net Assets:
Class I Shares	$103,647,734
Class IV Shares	22,845,409

Total	$126,493,143

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	7,434,559
Class IV Shares	1,638,911

Total	9,073,470

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.94
Class IV Shares	$13.94

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Statement of Operations

For the Year Ended December 31, 2010

NVIT Growth Fund
INVESTMENT INCOME:
Dividend income	$1,662,567
Income from securities lending (Note 2)	4,570
Foreign tax withholding	(2,386)

Total Income	1,664,751

EXPENSES:
Investment advisory fees	707,948
Fund administration fees	86,148
Administrative servicing fees Class I Shares	144,520
Administrative servicing fees Class IV Shares	32,468
Professional fees	26,235
Printing fees	47,771
Trustee fees	3,792
Custodian fees	4,593
Accounting and transfer agent fees	2,020
Compliance program costs (Note 3)	244
Other	7,646

Total expenses before earnings credit and expenses waived	1,063,385

Earnings credit (Note 4)	(54)
Expenses voluntarily waived by adviser (Note 3)	(3,782)

Net Expenses	1,059,549

NET INVESTMENT INCOME	605,202

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	21,376,363
Net realized gains from foreign currency transactions (Note 2)	23,263

Net realized gains from investment and foreign currency transactions	21,399,626

Net change in unrealized appreciation/(depreciation) from investments	(1,081,804)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(6,709)

Net change in unrealized appreciation/(depreciation) from investments and forward foreign currency contracts	(1,088,513)

Net realized/unrealized gains from investments, forward foreign currency contracts and foreign currency transactions	20,311,113

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$20,916,315

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$605,202	$587,839
Net realized gains/(losses) from investment and foreign currency transactions	21,399,626	(11,336,534)
Net change in unrealized appreciation/(depreciation) from investments and forward foreign currency	(1,088,513)	43,140,162

Change in net assets resulting from operations	20,916,315	32,391,467

Distributions to Shareholders From:
Net investment income:
Class I	(597,584)	(498,281)
Class IV	(132,969)	(111,697)

Change in net assets from shareholder distributions	(730,553)	(609,978)

Change in net assets from capital transactions	(17,621,864)	(12,737,892)

Change in net assets	2,563,898	19,043,597

Net Assets:
Beginning of year	123,929,245	104,885,648

End of year	$126,493,143	$123,929,245

Accumulated undistributed net investment income at end of year	$—	$69,574

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,378,732	$3,801,342
Dividends reinvested	597,584	498,281
Cost of shares redeemed	(17,309,954)	(14,521,074)

Total Class I	(14,333,638)	(10,221,451)

Class IV Shares
Proceeds from shares issued	762,931	1,065,352
Dividends reinvested	132,969	111,697
Cost of shares redeemed	(4,184,126)	(3,693,490)

Total Class IV	(3,288,226)	(2,516,441)

Change in net assets from capital transactions	$(17,621,864)	$(12,737,892)

SHARE TRANSACTIONS:
Class I Shares
Issued	185,449	393,181
Reinvested	45,832	50,367
Redeemed	(1,426,041)	(1,490,350)

Total Class I Shares	(1,194,760)	(1,046,802)

Class IV Shares
Issued	62,203	109,915
Reinvested	10,203	11,304
Redeemed	(343,077)	(373,295)

Total Class IV Shares	(270,671)	(252,076)

Total change in shares	(1,465,431)	(1,298,878)

Amount designated as “—” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets at End of Year	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2010 (c)	$11.76	0.06	2.20	2.26	(0.08)	(0.08)	$13.94	19.25%		$103,647,734	0.90%	0.51%	0.90%	144.93%
Year Ended December 31, 2009 (c)	$8.86	0.05	2.91	2.96	(0.06)	(0.06)	$11.76	33.47%		$101,476,994	0.86%	0.53%	0.86%	157.59%
Year Ended December 31, 2008	$14.50	0.04	(5.65)	(5.61)	(0.03)	(0.03)	$8.86	(38.71%	)	$85,735,294	0.85%	0.33%	0.85%	209.42%
Year Ended December 31, 2007	$12.15	0.02	2.35	2.37	(0.02)	(0.02)	$14.50	19.54%		$171,965,942	0.86%	0.17%	0.86%	244.42%
Year Ended December 31, 2006	$11.45	0.01	0.70	0.71	(0.01)	(0.01)	$12.15	6.17%		$171,610,375	0.87%	0.04%	0.87%	294.57%

Class IV Shares
Year Ended December 31, 2010 (c)	$11.76	0.06	2.20	2.26	(0.08)	(0.08)	$13.94	19.25%		$22,845,409	0.90%	0.51%	0.90%	144.93%
Year Ended December 31, 2009 (c)	$8.86	0.05	2.91	2.96	(0.06)	(0.06)	$11.76	33.62%		$22,452,251	0.86%	0.53%	0.86%	157.59%
Year Ended December 31, 2008	$14.50	0.04	(5.65)	(5.61)	(0.03)	(0.03)	$8.86	(38.72%	)	$19,150,354	0.86%	0.31%	0.86%	209.42%
Year Ended December 31, 2007	$12.15	0.03	2.35	2.38	(0.03)	(0.03)	$14.50	19.56%		$35,107,460	0.84%	0.18%	0.85%	244.42%
Year Ended December 31, 2006	$11.45	0.01	0.70	0.71	(0.01)	(0.01)	$12.15	6.17%		$33,938,770	0.87%	0.05%	0.87%	294.57%

‘

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$1,981,370	$—	$—	$1,981,370
Air Freight & Logistics	2,274,149	—	—	2,274,149
Auto Components	2,021,811	—	—	2,021,811
Automobiles	1,070,480	—	—	1,070,480
Beverages	4,409,415	—	—	4,409,415
Biotechnology	1,983,792	—	—	1,983,792
Capital Markets	2,347,084	—	—	2,347,084
Chemicals	3,939,390	—	—	3,939,390
Communications Equipment	4,708,831	—	—	4,708,831
Computers & Peripherals	9,112,490	—	—	9,112,490
Consumer Finance	1,845,560	—	—	1,845,560
Electrical Equipment	2,876,057	—	—	2,876,057
Electronic Equipment, Instruments & Components	1,035,760	—	—	1,035,760
Energy Equipment & Services	4,478,928	—	—	4,478,928
Food & Staples Retailing	2,815,777	—	—	2,815,777
Food Products	2,597,151	—	—	2,597,151
Health Care Equipment & Supplies	4,276,244	—	—	4,276,244
Health Care Providers & Services	2,950,093	—	—	2,950,093
Hotels, Restaurants & Leisure	3,691,271	—	—	3,691,271
Household Durables	466,979	—	—	466,979
Household Products	1,204,258	—	—	1,204,258

18	Annual Report 2010

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Industrial Conglomerates	$1,179,423	$—	$—	$1,179,423
Information Technology Services	4,707,728	—	—	4,707,728
Insurance	1,698,366	—	—	1,698,366
Internet & Catalog Retail	514,274	—	—	514,274
Internet Software & Services	3,657,830	—	—	3,657,830
Life Sciences Tools & Services	807,785	—	—	807,785
Machinery	6,906,566	—	—	6,906,566
Media	2,317,013	—	—	2,317,013
Metals & Mining	3,152,668	—	—	3,152,668
Multiline Retail	2,741,477	—	—	2,741,477
Oil, Gas & Consumable Fuels	8,691,416	—	—	8,691,416
Personal Products	731,061	—	—	731,061
Pharmaceuticals	2,687,603	609,515	—	3,297,118
Road & Rail	711,814	—	—	711,814
Semiconductors & Semiconductor Equipment	4,461,333	—	—	4,461,333
Software	10,234,252	—	—	10,234,252
Specialty Retail	5,207,188	—	—	5,207,188
Wireless Telecommunication Services	1,665,189		—	1,665,189
Total Common Stocks	124,159,876	609,515	—	124,769,391
Mutual Fund	1,664,395	—	—	1,664,395
Total Assets	125,824,271	609,515		126,433,786
Liabilities:
Forward Foreign Currency Contract	—	(6,709)	—	(6,709)
Total Liabilities	—	(6,709)	—	(6,709)
Total	$125,824,271	$602,806	$—	$126,427,077

Amounts designated as ”—”, which may include for valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

Liabilities:	Statement of Assets & Liabilities Location	Fair Value
Forward foreign currency contracts	Unrealized depreciation on forward foreign currency contracts	$(6,709)
Total		$(6,709)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized on the Statement of Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Forward foreign currency contracts	$(6,709)
Total	$(6,709)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the fund for the year ended December 31, 2010.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment advisor or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid

20	Annual Report 2010

investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had no securities on loan.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, distributions in excess of current earnings, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Beginning October 18, 2010, NFA has selected American Century Investment Management, Inc. (“the Subadviser”) as subadviser for the Fund. Prior to October 18, 2010, Aberdeen Asset Management, Inc. was the subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.600%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.550%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.500%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $405,404 for the year ended December 31, 2010.

During the period, NFA renegotiated the subadvisory agreement applicable to the Fund, and NFA agreed through May 1, 2011 to reimburse to the Fund 50% of the difference between the amount NFA would have paid in subadvisory fees under the old and new subadvisory agreements. NFA reimbursed $3,782 to the Fund during the period pursuant to this agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

22	Annual Report 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I shares and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2010, NFS received $176,988 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $244.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $167,763,842 and sales of $185,171,588 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

24	Annual Report 2010

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$730,553	$—	$730,533	$—	$730,553

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$609,978	$—	$609,978	$—	$609,978

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(40,580,060)	$16,568,179	$(24,011,881)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$109,858,898	$17,720,795	$(1,145,907)	$16,574,888

As of December 31, 2010 for Federal income tax purposes, the Fund has capital loss carry forwards, available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$18,725,777	2016
$19,855,522	2017

As of December 31,2010, for Federal income tax purposes, the Fund has capital loss carry forwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merged fund.

Acquired Fund	Amount	Expires
Market Street All Pro Large Cap Growth	$1,998,761	2011

2010 Annual Report	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

26	Annual Report 2010

Supplemental Information

December 31, 2010 (Unaudited)

NVIT Growth Fund

Approval of New Sub-Advisory Agreement

At the September 14, 2010 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved the replacement of Aberdeen Asset Management, Inc. (“Aberdeen”) as a sub-adviser to the Fund with American Century Investment Management, Inc. (“American Century”). The Trustees were provided with detailed materials relating to American Century in advance of and at the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Board noted that the Fund’s portfolio manager had resigned from Aberdeen effective June 2010, triggering a review of the management of the Fund. The Board considered NFA’s recommendation to hire American Century as sub-adviser to the Fund, noting, among other factors, American Century’s growth investing capabilities. The Trustees concluded that the nature, extent and quality of investment advisory services were appropriate and consistent with the terms of the proposed sub-advisory agreement and mutual fund industry norms. The Trustees also concluded that the investment performance of American Century had a reasonable prospect of being acceptable or better.

The Board reviewed the terms of the sub-advisory agreement and noted that the non-compensatory terms are substantially similar in all material respects as the terms of the sub-advisory agreements that the Trust currently has in place with other unaffiliated sub-advisers. The Board concluded that the terms were fair and reasonable.

The Board considered the sub-advisory fees and concluded that the costs of services were fair and reasonable in relation to the services and benefits provided to the Fund and would result in savings to shareholders. With respect to economies of scale, the Trustees noted that the proposed sub-advisory agreement contained breakpoints.

Based on this information, the Board, including all of the Independent Trustees, concluded that the approval of the sub-advisory agreement was in the best interests of the Fund and its shareholders and unanimously approved the sub-advisory agreement. The totality of multiple factors taken together, instead of any single factor, informed the Board’s decision.

2010 Annual Report	27

Supplemental Information (Continued)

December 31, 2010 (Unaudited)

NVIT Growth Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

28	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	29

Management Information (Continued)

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30	Annual Report 2010

Trustees and Officers of the Trust

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

2010 Annual Report	31

Management Information (Continued)

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32	Annual Report 2010

NVIT International Index Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

29	Statement of Assets and Liabilities

31	Statement of Operations

32	Statements of Changes in Net Assets

34	Financial Highlights

35	Notes to Financial Statements

48	Report of Independent Registered Public Accounting Firm

49	Supplemental Information

50	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-INTX (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund seeks to match the performance of an index.

Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions.

Investments in the Fund are subject to stock market risk.

The Fund also is subject to risks associated with investing in foreign securities and in derivatives.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least

2	Annual Report 2010

Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD),

2010 Annual Report	3

Important Disclosures (Continued)

Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT International Index Fund (Class Y at NAV) returned 8.07% versus 7.75% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Core Funds (consisting of 143 funds as of December 31, 2010) was 9.31% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Among developed markets, Sweden posted the largest annual gain, with a return of 33.8%; followed by Denmark, with 30.7%; Hong Kong, with 23.2%; and Singapore, with 22.1%. On a sector level, industrials was the leading sector in the MSCI EAFE Index with a gain of 20.6%; followed by consumer discretionary, with 19.8%; and materials, with 17.7%. During the reporting period, Isuzu Motors Ltd. in the consumer discretionary sector was the top performer.

What areas of investment detracted from Fund performance?

Among developed markets, Greece experienced the most significant loss, registering -44.9%; followed by Spain, with -22.0%; and Ireland, with -18.1%. While the utilities and financials sectors detracted from Fund performance, registering -4.9% and -1.6%, respectively, National Bank of Greece S.A. in the financials sector was the largest detractor from Fund performance, registering -62.5%.

What was the impact of investments in derivatives on Fund performance?

Our policy regarding the use of cash in the investment process is to stay fully invested, minimizing unequitized cash balances. Cash flows are generated from client activity, dividends, interest received and other cash flows associated with securities in the portfolio. Futures contracts are purchased to provide immediate market exposure proportionate to the size of both cash flows and residual cash within the portfolio. The goal is to reduce the overall portfolio tracking error that would be incurred should cash remain uninvested in the portfolio.

Futures use is limited to Commodity Futures Trading Commission (CFTC) approved contracts that are fully backed by cash or accrued dividends. No leverage is employed. The portfolio usually holds less than 5% of futures to equitize cash and accruals.

While over the long term, the futures should mirror the performance of the MSCI EAFE Index, pricing disparity can appear in the short term, and the Fund can benefit from or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the trading of futures contracts had a negligible impact on Fund performance.

What is your outlook for the near term?

Equities finished 2010 in a position of significant strength thanks in part to improved economic expectations, improving jobs growth news, and the capital markets-friendly combination of QE2 (Quantitative Easing 2, the second round of the Federal Reserve Board’s monetary policy for stimulating the U.S. economy after the recession that began in 2007–2008) and the Congressional passage of the Bush-era tax cuts with some fiscal sweeteners. In this context, with risks to the downside reduced, we believe that there are opportunities for investors in risk assets, and in stocks in particular.

With the strong fourth quarter of 2010’s stock-market gains behind us, investors will be assessing whether the upswing will continue. The strong technical backdrop of the likely shift of investor flows into equities, the probability of continuing strong corporate earnings, and our belief that the unemployment rate could begin to notch down contribute to our positive view. Downside risk, however, does exist in the continued weak housing market, the potential for negative state and municipal credit events, and impacts from European crisis and emerging markets interest-rate tightening.

Strong balance sheets and income statements with healthy free cash flow will likely lead to considerable increases in dividends, share buybacks, mergers-and-acquisitions (M&A) activity and business reinvestment. In this context, we see higher-quality economic growth (more from demand, less from stimulus) and resultant higher gross domestic product (GDP). When the factors are combined with improved business and consumer confidence and a less-hostile capital markets attitude from Washington, D.C., we anticipate another reasonably good year for risk assets.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Edward Corallo and Debra L. Jelilian

6	Annual Report 2010

Fund Performance	NVIT International Index Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class II	7.52%	(1.25)%
Class VI	7.54%	(1.25)%
Class VIII	7.40%	(1.32)%
Class Y	8.07%	(0.83)%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Fund commenced operations on May 1, 2006.

Expense Ratios

Expense Ratio*
Class II	0.76%
Class VI	0.76%
Class VIII	0.91%
Class Y	0.36%
*	Current effective prospectus dated May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT International Index Fund versus performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI EAFE Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT International Index Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class II Shares	Actual		1,000.00	1,251.40	4.03	0.71
	Hypothetical	[b]	1,000.00	1,021.63	3.62	0.71
Class VI Shares	Actual		1,000.00	1,251.90	4.03	0.71
	Hypothetical	[b]	1,000.00	1,021.63	3.62	0.71
Class VIII Shares	Actual		1,000.00	1,251.20	4.88	0.86
	Hypothetical	[b]	1,000.00	1,020.87	4.38	0.86
Class Y Shares	Actual		1,000.00	1,255.00	1.76	0.31
	Hypothetical	[b]	1,000.00	1,023.64	1.58	0.31

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT International Index Fund

Asset Allocation
Common Stocks	99.0%
Repurchase Agreements	3.8%
Preferred Stocks	0.5%
Liabilities in excess of other assets	(3.3%)

100.0%

Top Industries †
Commercial Banks	12.2%
Oil, Gas & Consumable Fuels	6.7%
Metals & Mining	6.6%
Pharmaceuticals	6.6%
Insurance	4.2%
Food Products	3.5%
Automobiles	3.4%
Chemicals	3.4%
Diversified Telecommunication Services	3.3%
Machinery	2.8%
Other Industries *	47.3%

100.0%

Top Holdings †
Nestle SA REG	1.8%
HSBC Holdings PLC	1.6%
BHP Billiton Ltd.	1.4%
BP PLC	1.2%
Vodafone Group PLC	1.2%
Novartis AG REG	1.1%
Royal Dutch Shell PLC, Class A	1.0%
Total SA	1.0%
Toyota Motor Corp.	0.9%
Rio Tinto PLC	0.9%
Other Holdings *	87.9%

100.0%

Top Countries †
Japan	21.2%
United Kingdom	17.9%
France	8.7%
Australia	8.4%
Switzerland	8.1%
Germany	7.9%
Netherlands	4.3%
Spain	3.2%
Sweden	3.1%
Hong Kong	2.7%
Other Countries *	14.5%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT International Index Fund

Common Stocks 99.0%

	Shares	Market Value

AUSTRALIA 8.7%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd. (a)	77,881	$457,016

Airlines 0.0%†
Qantas Airways Ltd. *	130,745	339,672

Beverages 0.2%
Coca-Cola Amatil Ltd. (a)	63,880	710,335
Foster’s Group Ltd.	216,163	1,256,619

		1,966,954
Biotechnology 0.2%
CSL Ltd. (a)	62,283	2,312,083

Capital Markets 0.1%
Macquarie Group Ltd.	38,624	1,461,555

Chemicals 0.1%
Incitec Pivot Ltd.	178,950	725,462
Orica Ltd.	40,890	1,042,800

		1,768,262

Commercial Banks 2.4%
Australia & New Zealand Banking Group Ltd.	287,238	6,860,715
Bendigo and Adelaide Bank Ltd. (a)	42,588	433,712
Commonwealth Bank of Australia (a)	174,260	9,054,642
National Australia Bank Ltd.	240,766	5,841,359
Westpac Banking Corp.	337,232	7,661,210

		29,851,638

Commercial Services & Supplies 0.1%
Brambles Ltd. (a)	159,404	1,161,115

Construction & Engineering 0.0%†
Leighton Holdings Ltd.	15,088	475,556

Construction Materials 0.0%†
Boral Ltd.	78,606	388,854

Containers & Packaging 0.1%
Amcor Ltd. (a)	136,920	945,425

Diversified Financial Services 0.1%
ASX Ltd. (a)	19,487	751,160

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	487,545	1,390,927

Electric Utilities 0.0%†
SP AusNet	139,136	123,784

Energy Equipment & Services 0.1%
WorleyParsons Ltd. (a)	21,688	594,006

Food & Staples Retailing 0.7%
Metcash Ltd. (a)	90,596	380,635
Wesfarmers Ltd.	113,092	3,704,810
Wesfarmers Ltd. PPS	17,074	564,775
Woolworths Ltd.	138,508	3,824,880

		8,475,100

Food Products 0.0%†
Goodman Fielder Ltd. (a)	143,690	197,744

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Health Care Equipment & Supplies 0.1%
Cochlear Ltd. (a)	6,590	$542,486

Health Care Providers & Services 0.1%
Ramsay Health Care Ltd.	15,752	286,915
Sonic Healthcare Ltd.	39,803	473,159

		760,074

Hotels, Restaurants & Leisure 0.1%
Crown Ltd. (a)	53,009	447,694
TABCORP Holdings Ltd. (a)	76,541	556,556
Tatts Group Ltd. (a)	150,293	396,859

		1,401,109

Industrial Conglomerates 0.0%†
CSR Ltd. (a)	181,782	312,266

Information Technology Services 0.1%
Computershare Ltd.	51,282	565,232

Insurance 0.5%
AMP Ltd. (a)	232,177	1,256,328
AXA Asia Pacific Holdings Ltd. (a)	116,157	750,116
Insurance Australia Group Ltd. (a)	233,265	926,434
QBE Insurance Group Ltd.	115,867	2,151,777
Suncorp Group Ltd. (a)	143,555	1,264,190

		6,348,845

Media 0.0%†
Fairfax Media Ltd. (a)	232,275	333,067

Metals & Mining 2.3%
Alumina Ltd. (a)	283,353	720,309
BHP Billiton Ltd.	377,901	17,572,820
BlueScope Steel Ltd. (a)	207,062	475,888
Fortescue Metals Group Ltd. *	137,106	919,072
MacArthur Coal Ltd.	18,905	248,228
Newcrest Mining Ltd.	85,983	3,566,454
OneSteel Ltd.	153,838	407,541
OZ Minerals Ltd.	357,157	630,799
Rio Tinto Ltd.	49,014	4,292,011
Sims Metal Management Ltd. (a)	18,105	398,234

		29,231,356

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	59,145	177,883

Multi-Utilities 0.1%
AGL Energy Ltd.	51,125	796,992

Oil, Gas & Consumable Fuels 0.5%
Caltex Australia Ltd.	14,175	208,302
Origin Energy Ltd. (a)	98,590	1,681,004
Paladin Energy Ltd. *	79,218	399,271
Santos Ltd.	93,433	1,257,948
Woodside Petroleum Ltd.	70,264	3,060,744

		6,607,269

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) 0.5%
CFS Retail Property Trust	241,187	$434,013
Dexus Property Group	557,069	452,847
Goodman Group	746,116	495,857
GPT Group	199,926	601,995
Mirvac Group	380,591	477,525
Stockland	267,055	983,700
Westfield Group	245,465	2,404,404
Westfield Retail Trust *	245,465	645,228

		6,495,569

Real Estate Management & Development 0.0%†
Lend Lease Group	58,642	517,787

Road & Rail 0.1%
Asciano Ltd. *(a)	329,064	537,196
QR National Ltd. *	197,394	555,210

		1,092,406

Textiles, Apparel & Luxury Goods 0.0%†
Billabong International Ltd. (a)	24,481	204,147

Transportation Infrastructure 0.1%
MAp Group	39,146	119,653
Transurban Group (a)	147,298	773,295

		892,948

		108,940,287

AUSTRIA 0.3%
Commercial Banks 0.1%
Erste Group Bank AG	21,208	1,000,947
Raiffeisen International Bank Holding AG (a)	5,777	318,223

		1,319,170

Diversified Telecommunication Services 0.0%†
Telekom Austria AG	37,834	533,265

Electric Utilities 0.0%†
Verbund AG	8,314	310,654

Insurance 0.0%†
Vienna Insurance Group	4,040	210,564

Metals & Mining 0.1%
Voestalpine AG	12,758	610,222

Oil, Gas & Consumable Fuels 0.1%
OMV AG	16,910	704,731

Real Estate Investment Trusts (REITs) 0.0%
Immoeast AG * (b)	51,561	0

Common Stocks (continued)

	Shares	Market Value

AUSTRIA (continued)
Real Estate Management & Development 0.0%†
Immofinanz AG *(a)	107,315	$458,676

		4,147,282

BELGIUM 0.9%
Beverages 0.4%
Anheuser-Busch InBev NV	81,232	4,641,499
Anheuser-Busch InBev NV VVPR *	20,488	110

		4,641,609

Chemicals 0.1%
Solvay SA	6,655	709,606
Umicore	13,027	678,237

		1,387,843

Commercial Banks 0.1%
Dexia SA *	58,546	203,398
KBC Groep NV *	18,076	615,898

		819,296

Diversified Financial Services 0.1%
Cie Nationale a Portefeuille	3,254	159,228
Groupe Bruxelles Lambert SA	9,052	761,617

		920,845

Diversified Telecommunication Services 0.1%
Belgacom SA	17,544	589,423

Electrical Equipment 0.0%†
Bekaert SA	4,477	513,748

Food & Staples Retailing 0.1%
Colruyt SA (a)	8,845	449,794
Delhaize Group SA	11,413	844,025

		1,293,819

Insurance 0.0%†
Ageas	250,922	573,506

Pharmaceuticals 0.0%†
UCB SA	11,669	400,689

Wireless Telecommunication Services 0.0%†
Mobistar SA	3,044	197,518

		11,338,296

BERMUDA 0.1%
Energy Equipment & Services 0.1%
Seadrill Ltd. (a)	31,349	1,069,415

CHINA 0.0%†
Electronic Equipment, Instruments & Components 0.0%†
Foxconn International Holdings Ltd. *(a)	224,926	157,007

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

CHINA (continued)
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	178,200	$265,370

		422,377

CYPRUS 0.0%†
Commercial Banks 0.0%†
Bank of Cyprus Public Co. Ltd.	94,893	327,509

DENMARK 1.0%
Beverages 0.1%
Carlsberg AS, Class B	11,971	1,201,595

Chemicals 0.1%
Novozymes AS, Class B	5,056	705,477

Commercial Banks 0.1%
Danske Bank AS *	50,864	1,304,426

Electrical Equipment 0.1%
Vestas Wind Systems AS *	22,832	723,096

Health Care Equipment & Supplies 0.0%†
Coloplast AS, Class B	2,714	368,814
William Demant Holding AS *	2,433	179,859

		548,673

Insurance 0.0%†
Tryg AS	2,631	121,331

Marine 0.2%
AP Moller—Maersk AS, Class A	62	546,216
AP Moller—Maersk AS, Class B	147	1,330,886

		1,877,102

Pharmaceuticals 0.4%
Novo Nordisk AS, Class B	47,116	5,308,302

Road & Rail 0.0%†
DSV AS	23,693	525,200

		12,315,202

FINLAND 1.1%
Auto Components 0.1%
Nokian Renkaat OYJ	12,406	455,830

Communications Equipment 0.4%
Nokia OYJ	421,231	4,363,428

Diversified Financial Services 0.0%†
Pohjola Bank PLC	14,527	174,281

Diversified Telecommunication Services 0.0%†
Elisa OYJ	15,636	340,425

Electric Utilities 0.1%
Fortum OYJ	49,715	1,499,566

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B	7,926	370,383

Common Stocks (continued)

	Shares	Market Value

FINLAND (continued)
Insurance 0.1%
Sampo OYJ, Class A	47,120	$1,259,962

Machinery 0.2%
Kone OYJ, Class B	17,565	975,596
Metso OYJ	14,140	790,995
Wartsila OYJ	9,009	686,519

		2,453,110

Media 0.0%†
Sanoma OYJ (a)	8,645	187,498

Metals & Mining 0.1%
Outokumpu OYJ (a)	15,354	284,612
Rautaruukki OYJ	9,300	218,377

		502,989

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ	13,594	217,367

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R (a)	64,243	661,128
Upm-Kymmene OYJ	58,414	1,035,549

		1,696,677

Pharmaceuticals 0.0%†
Orion OYJ, Class B	11,382	249,179

		13,770,695

FRANCE 9.0%
Aerospace & Defense 0.1%
Safran SA	18,756	664,866
Thales SA	10,620	371,986

		1,036,852

Airlines 0.0%†
Air France-KLM *	14,207	259,343

Auto Components 0.1%
Compagnie Generale des Etablissements Michelin, Class B	20,074	1,441,016

Automobiles 0.2%
PSA Peugeot Citroen *	17,269	656,164
Renault SA *	21,535	1,253,593

		1,909,757

Beverages 0.2%
Pernod-Ricard SA	22,151	2,085,043

Building Products 0.2%
Cie de Saint-Gobain	44,894	2,312,276

Chemicals 0.3%
Air Liquide SA	31,825	4,029,478

12	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Commercial Banks 1.0%
BNP Paribas	107,969	$6,876,134
Credit Agricole SA	106,822	1,358,311
Natixis *	99,255	464,288
Societe Generale	71,074	3,824,242

		12,522,975

Commercial Services & Supplies 0.1%
Edenred *	17,381	411,452
Societe BIC SA	3,017	259,368

		670,820

Communications Equipment 0.1%
Alcatel-Lucent *	262,083	766,725

Construction & Engineering 0.3%
Bouygues SA	25,854	1,115,815
Eiffage SA	4,166	183,945
Vinci SA	49,544	2,696,053

		3,995,813

Construction Materials 0.1%
Imerys SA	4,608	307,569
Lafarge SA	22,463	1,410,143

		1,717,712

Diversified Financial Services 0.0%†
Eurazeo	2,989	221,789

Diversified Telecommunication Services 0.4%
France Telecom SA	208,551	4,364,080
Iliad SA	2,017	219,479

		4,583,559

Electric Utilities 0.1%
EDF SA	29,009	1,191,322

Electrical Equipment 0.5%
Alstom SA	23,153	1,109,743
Legrand SA	18,032	735,521
Schneider Electric SA	27,471	4,118,866

		5,964,130

Energy Equipment & Services 0.1%
Cie Generale de Geophysique-Veritas *	15,873	484,555
Technip SA	11,044	1,020,829

		1,505,384

Food & Staples Retailing 0.3%
Carrefour SA	67,540	2,784,828
Casino Guichard Perrachon SA	6,121	597,248

		3,382,076

Food Products 0.3%
Danone SA	65,589	4,124,021

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Health Care Equipment & Supplies 0.1%
BioMerieux	1,189	$117,339
Cie Generale d’Optique Essilor International SA	22,509	1,450,267

		1,567,606

Hotels, Restaurants & Leisure 0.1%
Accor SA	16,241	723,817
Sodexo	10,344	713,779

		1,437,596

Information Technology Services 0.1%
Atos Origin SA *	4,701	250,692
Cap Gemini SA	16,523	772,439

		1,023,131

Insurance 0.3%
AXA SA	193,433	3,219,756
CNP Assurances	17,611	317,860
SCOR SE	18,573	472,001

		4,009,617

Machinery 0.1%
Vallourec SA	12,587	1,323,375

Media 0.5%
Eutelsat Communications	11,564	423,510
JC Decaux SA *(a)	6,868	211,469
Lagardere SCA	13,408	552,801
Metropole Television SA	7,493	181,517
PagesJaunes Groupe (a)	13,579	123,477
Publicis Groupe SA	14,142	737,943
Societe Television Francaise 1 (a)	12,310	213,999

Vivendi SA	139,072	3,757,931

		6,202,647

Metals & Mining 0.0%†
Eramet	569	195,257

Multiline Retail 0.1%
PPR SA	8,501	1,353,450

Multi-Utilities 0.5%
GDF Suez	139,207	4,999,611
Suez Environnement Co.	29,960	618,943
Veolia Environnement	38,709	1,133,058

		6,751,612

Office Electronics 0.0%†
Neopost SA (a)	3,753	327,292

Oil, Gas & Consumable Fuels 1.0%
Total SA	237,960	12,674,267

Personal Products 0.2%
L’Oreal SA	26,839	2,984,256

Pharmaceuticals 0.6%
Sanofi-Aventis SA	117,982	7,563,870

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Professional Services 0.0%†
Bureau Veritas SA	5,322	$403,873

Real Estate Investment Trusts (REITs) 0.3%
Fonciere Des Regions	2,989	289,282
Gecina SA	1,977	217,650
ICADE	2,770	282,848
Klepierre	11,192	404,227
Unibail-Rodamco SE	10,211	2,021,746

		3,215,753

Software 0.1%
Dassault Systemes SA	6,905	521,263

Textiles, Apparel & Luxury Goods 0.5%
Christian Dior SA	7,241	1,035,703
Hermes International	1,307	274,054
LVMH Moet Hennessy Louis Vuitton SA	27,548	4,537,255

		5,847,012

Transportation Infrastructure 0.1%
Aeroports de Paris	3,298	260,656
Groupe Eurotunnel SA REG	55,225	485,990

		746,646

		111,868,614

GERMANY 7.6%
Air Freight & Logistics 0.1%
Deutsche Post AG REG	94,712	1,606,798

Airlines 0.0%†
Deutsche Lufthansa AG REG *	25,976	565,045

Auto Components 0.0%†
Continental AG *	5,738	455,796

Automobiles 0.8%
Bayerische Motoren Werke AG	37,050	2,919,040
Daimler AG REG *	101,503	6,868,145
Volkswagen AG	3,435	487,221

		10,274,406

Capital Markets 0.4%
Deutsche Bank AG REG	104,762	5,478,596

Chemicals 1.1%
BASF SE	103,338	8,246,626
K+S AG	16,079	1,211,901
Lanxess AG	9,515	748,136
Linde AG	18,900	2,859,161
Wacker Chemie AG	1,844	321,492

		13,387,316

Commercial Banks 0.1%
Commerzbank AG *(a)	81,307	605,312

Construction & Engineering 0.0%†
Hochtief AG	5,200	440,812

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Construction Materials 0.1%
HeidelbergCement AG	15,770	$989,765

Diversified Financial Services 0.1%
Deutsche Boerse AG	21,862	1,510,459

Diversified Telecommunication Services 0.3%
Deutsche Telekom AG REG	318,859	4,110,452

Electric Utilities 0.5%
E.ON AG	202,596	6,187,007

Food & Staples Retailing 0.1%
Metro AG	14,719	1,062,363

Food Products 0.0%†
Suedzucker AG	7,112	189,935

Health Care Providers & Services 0.1%
Celesio AG	8,234	205,194
Fresenius Medical Care AG & Co. KGaA	21,532	1,237,932
Fresenius SE	3,399	285,223

		1,728,349

Hotels, Restaurants & Leisure 0.0%†
TUI AG *(a)	14,514	203,602

Household Products 0.1%
Henkel AG & Co. KGaA	14,582	751,832

Industrial Conglomerates 0.9%
Siemens AG REG	92,578	11,467,991

Insurance 0.8%
Allianz SE REG	51,062	6,066,927
Hannover Rueckversicherung AG REG	6,653	356,896
Muenchener Rueckversicherungs AG REG	21,103	3,196,128

		9,619,951

Internet Software & Services 0.0%†
United Internet AG REG	13,819	224,846

Machinery 0.2%
GEA Group AG	18,796	543,171
MAN SE	11,847	1,411,038

		1,954,209

Media 0.1%
Axel Springer AG	1,762	287,256
Kabel Deutschland Holding AG *	6,390	299,649

		586,905

Metals & Mining 0.2%
Salzgitter AG	5,010	387,340
ThyssenKrupp AG	37,478	1,557,008

		1,944,348

Multi-Utilities 0.3%
RWE AG	46,887	3,131,555

Personal Products 0.1%
Beiersdorf AG	11,084	615,050

14	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Pharmaceuticals 0.6%
Bayer AG REG	93,036	$6,896,467
Merck KGaA	7,076	566,503

		7,462,970

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG *	121,850	1,135,792

Software 0.4%
SAP AG	96,539	4,923,714

Textiles, Apparel & Luxury Goods 0.1%
Adidas AG	23,419	1,523,376
Puma AG Rudolf Dassler Sport	601	199,173

		1,722,549

Trading Companies & Distributors 0.0%†
Brenntag AG *	3,332	339,730

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	3,830	241,811

		94,919,266

GREECE 0.2%
Beverages 0.1%
Coca Cola Hellenic Bottling Co. SA	21,189	548,943

Commercial Banks 0.1%
Alpha Bank A.E. *	54,826	278,716
EFG Eurobank Ergasias SA *	35,085	176,112
National Bank of Greece SA *	107,284	872,894

		1,327,722

Diversified Telecommunication Services 0.0%†
Hellenic Telecommunications Organization SA	29,282	240,339

Electric Utilities 0.0%†
Public Power Corp. SA	12,386	178,124

Hotels, Restaurants & Leisure 0.0%†
OPAP SA	26,172	452,822

		2,747,950

GUERNSEY, CHANNEL ISLANDS 0.0%†
Insurance 0.0%†
Resolution Ltd.	163,039	596,502

HONG KONG 2.8%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	137,000	377,917

Commercial Banks 0.3%
Bank of East Asia Ltd.	173,540	726,188
BOC Hong Kong Holdings Ltd.	415,500	1,412,918
Hang Seng Bank Ltd.	85,600	1,406,437
Wing Hang Bank Ltd.	19,000	262,633

		3,808,176

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Distributors 0.1%
Li & Fung Ltd.	256,800	$1,489,961

Diversified Financial Services 0.2%
Hong Kong Exchanges and Clearing Ltd.	114,700	2,600,555

Diversified Telecommunication Services 0.0%†
PCCW Ltd.	454,000	200,804

Electric Utilities 0.2%
Cheung Kong Infrastructure Holdings Ltd.	55,000	251,808
CLP Holdings Ltd.	215,000	1,745,743
Hongkong Electric Holdings Ltd.	157,500	992,886

		2,990,437

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	482,798	1,137,625

Hotels, Restaurants & Leisure 0.1%
Shangri-La Asia Ltd.	154,000	417,770
SJM Holdings Ltd.	185,000	293,474

		711,244

Industrial Conglomerates 0.2%
Hutchison Whampoa Ltd.	239,000	2,458,664
NWS Holdings Ltd.	156,500	237,517

		2,696,181

Insurance 0.2%
AIA Group Ltd. *	880,000	2,473,755

Marine 0.0%†
Orient Overseas International Ltd.	23,000	222,952

Multiline Retail 0.0%†
Lifestyle International Holdings Ltd.	63,399	156,005

Oil, Gas & Consumable Fuels 0.0%†
Mongolia Energy Corp. Ltd. *	371,184	110,719

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The) (a)	253,000	785,551

Real Estate Management & Development 1.0%
Cheung Kong Holdings Ltd.	156,000	2,404,190
Hang Lung Group Ltd.	91,000	597,885
Hang Lung Properties Ltd.	276,000	1,290,030
Henderson Land Development Co. Ltd.	124,000	844,642
Hopewell Holdings Ltd.	62,511	196,164
Hysan Development Co. Ltd.	70,000	329,380
Kerry Properties Ltd.	83,000	432,123
New World Development Ltd.	291,130	546,218
Sino Land Co. Ltd.	292,000	545,610
Sun Hung Kai Properties Ltd.	159,000	2,638,065
Swire Pacific Ltd., Class A	86,500	1,421,198
Wharf Holdings Ltd.	155,000	1,191,709
Wheelock & Co. Ltd.	108,000	436,712

		12,873,926

Road & Rail 0.1%
MTR Corp.	162,000	589,523

2010 Annual Report	15

Statement of Investments (Continued)

December 31, 2010

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	20,500	$258,902

Specialty Retail 0.1%
Esprit Holdings Ltd.	131,882	627,350

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	88,000	316,555

Trading Companies & Distributors 0.1%
Noble Group Ltd.	343,945	581,347

		35,009,485

IRELAND 0.6%
Airlines 0.0%†
Ryanair Holdings PLC	5,422	27,298
Ryanair Holdings PLC ADR	6,000	184,560

		211,858

Commercial Banks 0.0%†
Anglo Irish Bank Corp. Ltd. * (b)	62,537	0
Governor & Co. of the Bank of Ireland (The) *	405,592	201,744

		201,744

Construction Materials 0.2%
CRH PLC	79,271	1,644,306
James Hardie Industries SE CDI*	46,013	319,063

		1,963,369

Food Products 0.0%†
Kerry Group PLC, Class A	15,762	525,937

Media 0.1%
WPP PLC	140,714	1,739,598

Pharmaceuticals 0.2%
Elan Corp. PLC *	58,991	332,601
Shire PLC	62,876	1,516,082

		1,848,683

Professional Services 0.1%
Experian PLC	114,805	1,429,927

		7,921,116

ISRAEL 0.8%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	2,385	127,283

Chemicals 0.1%
Israel Chemicals Ltd.	51,291	878,447
Israel Corp. Ltd. (The) *	280	339,720
Makhteshim-Agan Industries Ltd. *	24,602	126,352

		1,344,519

Commercial Banks 0.1%
Bank Hapoalim B.M. *	111,604	581,043
Bank Leumi Le-Israel B.M.	130,700	669,951
Israel Discount Bank Ltd., Class A *	77,867	177,267

Common Stocks (continued)

	Shares	Market Value

ISRAEL(continued)
Commercial Banks (continued)
Mizrahi Tefahot Bank Ltd.	12,599	$138,557

		1,566,818

Diversified Telecommunication Services 0.1%
Bezeq Israeli Telecommunication Corp. Ltd.	194,810	593,083

Industrial Conglomerates 0.0%†
Delek Group Ltd.	409	105,455

Pharmaceuticals 0.5%
Teva Pharmaceutical Industries Ltd.	105,036	5,466,956

Software 0.0%†
NICE Systems Ltd. *	7,593	264,527

Wireless Telecommunication Services 0.0%†
Cellcom Israel Ltd.	5,087	165,074
Partner Communications Co. Ltd.	8,743	176,995

		342,069

		9,810,710

ITALY 2.5%
Aerospace & Defense 0.1%
Finmeccanica SpA	46,372	527,583

Auto Components 0.0%†
Pirelli & C SpA	29,191	236,221

Automobiles 0.2%
Fiat SpA (a)	85,695	1,772,258

Capital Markets 0.0%†
Mediobanca SpA (a)	54,582	486,851

Commercial Banks 0.6%
Banca Carige SpA	58,035	121,728
Banca Monte dei Paschi di Siena SpA *(a)	264,891	302,430
Banco Popolare Societa Cooperativa (a)	70,562	320,286
Intesa Sanpaolo SpA	862,388	2,344,507
Intesa Sanpaolo SpA-RSP	98,363	234,582
UniCredit SpA	1,518,315	3,147,700
Unione di Banche Italiane SCPA	66,769	585,841

		7,057,074

Diversified Financial Services 0.0%†
Exor SpA	6,883	227,178

Diversified Telecommunication Services 0.2%
Telecom Italia SpA	1,050,106	1,362,457
Telecom Italia SpA-RSP	676,278	736,051

		2,098,508

Electric Utilities 0.4%
Enel SpA	740,648	3,711,398
Terna Rete Elettrica Nazionale SpA	143,506	606,513

		4,317,911

Electrical Equipment 0.0%†
Prysmian SpA	21,094	359,495

16	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

ITALY(continued)
Energy Equipment & Services 0.1%
Saipem SpA	29,671	$1,464,943

Food Products 0.0%†
Parmalat SpA	187,223	513,562

Gas Utilities 0.1%
Snam Rete Gas SpA	160,283	798,165

Hotels, Restaurants & Leisure 0.0%†
Autogrill SpA *	13,097	185,423

Independent Power Producers & Energy Traders 0.0%†
Enel Green Power SpA *(a)	168,909	356,852

Insurance 0.2%
Assicurazioni Generali SpA	130,720	2,488,846

Media 0.0%†
Mediaset SpA	78,904	477,855

Multi-Utilities 0.0%†
A2A SpA	112,797	155,250

Oil, Gas & Consumable Fuels 0.5%
ENI SpA	292,889	6,419,327

Textiles, Apparel & Luxury Goods 0.0%†
Luxottica Group SpA	13,034	398,445

Transportation Infrastructure 0.1%
Atlantia SpA	26,700	545,241

		30,886,988

JAPAN 21.9%
Air Freight & Logistics 0.1%
Yamato Holdings Co. Ltd.	45,000	638,354

Airlines 0.0%†
All Nippon Airways Co. Ltd. *	98,000	364,704

Auto Components 0.5%
Aisin Seiki Co. Ltd.	21,500	757,585
Bridgestone Corp. (a)	72,900	1,403,251
Denso Corp.	54,400	1,870,210
Koito Manufacturing Co. Ltd.	12,000	186,556
NGK Spark Plug Co., Ltd.	19,000	290,352
NHK Spring Co. Ltd.	16,000	173,415
NOK Corp.	12,900	267,396
Stanley Electric Co. Ltd.	17,300	321,700
Sumitomo Rubber Industries Ltd. (a)	19,500	202,828
Toyoda Gosei Co. Ltd.	6,800	159,096
Toyota Boshoku Corp.	7,300	128,344
Toyota Industries Corp.	20,300	628,068

		6,388,801

Automobiles 2.1%
Daihatsu Motor Co. Ltd.	23,000	351,871
Fuji Heavy Industries Ltd.	68,000	524,402
Honda Motor Co. Ltd.	183,200	7,230,682

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Automobiles (continued)
Isuzu Motors Ltd.	134,000	$605,508
Mazda Motor Corp.	174,900	498,894
Mitsubishi Motors Corp. *(a)	429,000	621,581
Nissan Motor Co., Ltd.	278,200	2,631,731
Suzuki Motor Corp.	37,500	920,581
Toyota Motor Corp.	310,500	12,223,902
Yamaha Motor Co. Ltd. *	29,700	481,964

		26,091,116

Beverages 0.2%
Asahi Breweries Ltd.	43,600	841,508
Coca-Cola West Co. Ltd.	6,100	110,418
ITO EN LTD.	7,200	119,549
Kirin Holdings Co. Ltd.	93,000	1,300,703
Sapporo Holdings Ltd. (a)	30,000	135,505

		2,507,683

Building Products 0.3%
Asahi Glass Co., Ltd.	113,000	1,314,172
Daikin Industries Ltd.	26,800	946,726
JS Group Corp.	27,900	612,007
Nippon Sheet Glass Co., Ltd.	96,000	257,496
TOTO Ltd.	29,000	209,579

		3,339,980

Capital Markets 0.3%
Daiwa Securities Group, Inc.	186,400	956,159
Matsui Securities Co. Ltd.	11,500	81,456
Mizuho Securities Co. Ltd.	65,000	185,349
Nomura Holdings, Inc.	395,400	2,508,843
SBI Holdings, Inc.	2,197	331,312

		4,063,119

Chemicals 1.0%
Air Water, Inc.	15,000	191,044
Asahi Kasei Corp.	142,000	923,661
Daicel Chemical Industries Ltd.	34,000	247,416
Denki Kagaku Kogyo KK	59,000	279,347
Hitachi Chemical Co. Ltd.	11,700	241,131
JSR Corp.	20,300	376,790
Kaneka Corp.	36,000	248,729
Kansai Paint Co. Ltd.	23,000	222,080
Kuraray Co. Ltd.	38,900	555,294
Mitsubishi Chemical Holdings Corp.	144,000	972,700
Mitsubishi Gas Chemical Co., Inc.	43,000	304,139
Mitsui Chemicals, Inc.	97,000	345,826
Nissan Chemical Industries Ltd.	17,300	223,213
Nitto Denko Corp.	18,800	881,735
Shin-Etsu Chemical Co. Ltd.	45,900	2,473,852
Showa Denko KK	169,000	379,140
Sumitomo Chemical Co. Ltd.	176,000	863,984

2010 Annual Report	17

Statement of Investments (Continued)

December 31, 2010

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Chemicals (continued)
Taiyo Nippon Sanso Corp.	32,000	$281,692
Teijin Ltd.	102,000	434,264
Tokuyama Corp.	33,000	170,090
Toray Industries, Inc.	164,000	977,690
Tosoh Corp. (a)	55,000	178,110
Ube Industries Ltd.	113,000	338,370

		12,110,297

Commercial Banks 2.0%
77 Bank Ltd. (The)	39,000	206,029
Aozora Bank Ltd.	60,000	123,755
Bank of Kyoto Ltd. (The)	38,000	359,193
Bank of Yokohama Ltd. (The)	138,000	711,608
Chiba Bank Ltd. (The)	85,000	551,158
Chugoku Bank Ltd. (The) (a)	20,000	241,335
Chuo Mitsui Trust Holdings, Inc.	116,000	479,188
Fukuoka Financial Group, Inc.	92,000	398,225
Gunma Bank Ltd. (The)	44,000	240,846
Hachijuni Bank Ltd. (The)	52,000	289,730
Hiroshima Bank Ltd. (The) (a)	56,000	235,518
Hokuhoku Financial Group, Inc.	138,000	279,764
Iyo Bank Ltd. (The)	26,000	207,430
Joyo Bank Ltd. (The)	78,000	341,900
Mitsubishi UFJ Financial Group, Inc. (a)	1,432,767	7,725,653
Mizuho Financial Group, Inc.	2,295,384	4,305,853
Mizuho Trust & Banking Co. Ltd. *	155,000	159,661
Nishi-Nippon City Bank Ltd. (The)	72,000	217,772
Resona Holdings, Inc. (a)	66,400	395,790
Sapporo Hokuyo Holdings, Inc.	33,600	157,004
Senshu Ikeda Holdings, Inc.	67,330	95,895
Seven Bank Ltd.	63	133,218
Shinsei Bank Ltd. *(a)	109,000	141,863
Shizuoka Bank Ltd. (The)	68,000	625,254
Sumitomo Mitsui Financial Group, Inc.	151,153	5,351,894
Sumitomo Trust & Banking Co. Ltd. (The)	160,000	1,002,344
Suruga Bank Ltd.	25,000	231,980
Yamaguchi Financial Group, Inc.	24,000	241,710

		25,451,570

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co. Ltd.	63,000	854,487
Secom Co. Ltd.	23,700	1,119,845
Toppan Printing Co. Ltd.	64,000	582,422

		2,556,754

Computers & Peripherals 0.4%
Fujitsu Ltd.	209,000	1,448,025
NEC Corp.	295,000	882,640
Seiko Epson Corp.	13,400	243,270
Toshiba Corp.	450,000	2,442,278

		5,016,213

Construction & Engineering 0.2%
Chiyoda Corp.	18,000	178,280

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Construction & Engineering (continued)
JGC Corp.	23,000	$498,493
Kajima Corp.	95,000	251,898
Kinden Corp.	14,000	129,011
Obayashi Corp.	72,000	330,530
Shimizu Corp.	63,000	268,372
Taisei Corp.	114,000	265,816

		1,922,400

Consumer Finance 0.0%†
Aeon Credit Service Co. Ltd.	8,100	113,975
Credit Saison Co. Ltd.	17,700	288,858

		402,833

Containers & Packaging 0.0%†
Toyo Seikan Kaisha Ltd.	17,800	337,208

Distributors 0.0%†
Canon Marketing Japan, Inc.	7,400	105,114

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	8,200	377,283

Diversified Financial Services 0.1%
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,160	243,139
ORIX Corp.	11,730	1,149,249

		1,392,388

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	58,164	2,648,661

Electric Utilities 1.0%
Chubu Electric Power Co., Inc.	72,500	1,779,752
Chugoku Electric Power Co., Inc.
(The) (a)	34,000	690,073
Hokkaido Electric Power Co., Inc.	20,900	426,794
Hokuriku Electric Power Co. (a)	20,000	491,087
Kansai Electric Power Co., Inc. (The)	84,700	2,088,601
Kyushu Electric Power Co., Inc.	43,000	962,683
Shikoku Electric Power Co., Inc. (a)	19,900	584,526
Tohoku Electric Power Co., Inc.	48,000	1,068,685
Tokyo Electric Power Co., Inc. (The)	160,200	3,906,085

		11,998,286

Electrical Equipment 0.5%
Fuji Electric Holdings Co. Ltd.	60,000	185,938
Furukawa Electric Co. Ltd. (a)	67,000	299,838
GS Yuasa Corp. (a)	41,000	282,693
Mabuchi Motor Co. Ltd.	2,900	149,071
Mitsubishi Electric Corp.	217,000	2,267,492
Nidec Corp.	12,100	1,220,093
Sumitomo Electric Industries Ltd.	85,500	1,181,540
Ushio, Inc.	12,800	243,046

		5,829,711

18	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electronic Equipment, Instruments & Components 1.2%
Citizen Holdings Co. Ltd.	25,800	$177,026
FUJIFILM Holdings Corp.	51,900	1,869,370
Hamamatsu Photonics KK	7,000	255,174
Hirose Electric Co. Ltd.	3,500	393,303
Hitachi High-Technologies Corp.	7,300	170,095
Hitachi Ltd.	506,000	2,686,440
HOYA Corp.	48,700	1,177,527
Ibiden Co. Ltd.	13,900	436,020
Keyence Corp.	4,710	1,359,000
Kyocera Corp.	18,200	1,849,074
Mitsumi Electric Co. Ltd.	8,100	148,028
Murata Manufacturing Co. Ltd.	22,700	1,584,588
Nippon Electric Glass Co., Ltd.	40,500	581,333
Omron Corp.	22,600	595,592
Shimadzu Corp. (a)	26,000	201,387
TDK Corp.	14,100	976,232
Yaskawa Electric Corp.	24,000	225,982
Yokogawa Electric Corp.	21,500	170,249

		14,856,420

Food & Staples Retailing 0.3%
AEON Co., Ltd.	68,400	853,516
FamilyMart Co. Ltd.	7,800	293,456
Lawson, Inc.	7,100	350,504
Seven & I Holdings Co. Ltd.	84,300	2,242,729
UNY Co. Ltd.	19,400	195,375

		3,935,580

Food Products 0.2%
Ajinomoto Co., Inc.	74,000	768,717
Kikkoman Corp. (a)	16,000	178,792
MEIJI Holdings Co. Ltd.	8,140	367,330
Nippon Meat Packers, Inc.	22,000	286,662
Nisshin Seifun Group, Inc.	20,500	259,507
Nissin Foods Holdings Co. Ltd.	7,800	279,153
Toyo Suisan Kaisha Ltd.	10,000	222,028
Yakult Honsha Co. Ltd.	11,500	330,634
Yamazaki Baking Co. Ltd. (a)	15,000	180,617

		2,873,440

Gas Utilities 0.2%
Osaka Gas Co. Ltd.	223,000	864,445
Toho Gas Co. Ltd.	50,000	249,598
Tokyo Gas Co., Ltd.	288,000	1,275,339

		2,389,382

Health Care Equipment & Supplies 0.2%
Olympus Corp.	25,000	752,753
Sysmex Corp.	3,500	242,072
Terumo Corp.	18,900	1,060,050

		2,054,875

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	4,000	$177,258
Medipal Holdings Corp.	16,500	181,561
Miraca Holdings, Inc.	6,700	268,955
Suzuken Co. Ltd.	6,800	207,335

		835,109

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd. (a)	7,626	191,079
Oriental Land Co. Ltd.	5,600	517,957

		709,036

Household Durables 0.8%
Casio Computer Co. Ltd.	27,000	216,710
Panasonic Corp.	221,000	3,120,255
Rinnai Corp.	3,700	225,557
Sekisui Chemical Co., Ltd.	51,000	364,870
Sekisui House Ltd.	64,000	644,897
Sharp Corp.	113,000	1,159,591
Sony Corp.	113,000	4,041,406

		9,773,286

Household Products 0.0%†
Unicharm Corp. (a)	14,000	555,932

Independent Power Producers & Energy Traders 0.0%†
Electric Power Development Co. Ltd.	13,300	416,526

Industrial Conglomerates 0.0%†
Hankyu Hanshin Holdings, Inc.	129,000	597,872

Information Technology Services 0.1%
Itochu Techno-Solutions Corp.	3,200	119,715
Nomura Research Institute Ltd.	10,400	231,038
NTT Data Corp.	145	500,047
OBIC Co. Ltd.	740	151,973
Otsuka Corp. (a)	1,700	115,672

		1,118,445

Insurance 0.6%
Dai-ichi Life Insurance Co. Ltd. (The)	900	1,456,535
MS&AD Insurance Group Holdings	60,241	1,503,777
NKSJ Holdings, Inc. *	158,600	1,163,445
Sony Financial Holdings, Inc.	104	418,843
T&D Holdings, Inc.	29,900	754,253
Tokio Marine Holdings, Inc.	81,100	2,409,275

		7,706,128

Internet & Catalog Retail 0.1%
Dena Co. Ltd.	9,400	336,772
Rakuten, Inc. (a)	812	679,523

		1,016,295

Internet Software & Services 0.1%
Gree, Inc.	11,600	147,122
Yahoo! Japan Corp.	1,642	634,678

		781,800

2010 Annual Report	19

Statement of Investments (Continued)

December 31, 2010

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.	19,000	$203,659
Nikon Corp.	35,400	714,611
Sankyo Co. Ltd.	5,700	321,158
Sega Sammy Holdings, Inc.	23,500	445,693
Shimano, Inc. (a)	7,200	364,999
Yamaha Corp.	19,100	235,805

		2,285,925

Machinery 1.3%
Amada Co. Ltd.	38,000	307,956
Fanuc Ltd.	21,500	3,286,411
Hino Motors Ltd.	28,000	150,948
Hitachi Construction Machinery Co. Ltd.	11,800	281,636
IHI Corp.	141,000	313,044
Japan Steel Works Ltd. (The)	36,000	374,945
JTEKT Corp.	23,900	280,432
Kawasaki Heavy Industries Ltd.	161,000	539,582
Komatsu Ltd.	106,300	3,199,297
Kubota Corp.	130,000	1,224,744
Kurita Water Industries Ltd.	13,300	417,514
Makita Corp.	13,000	528,995
Minebea Co. Ltd.	35,000	219,562
Mitsubishi Heavy Industries Ltd.	341,000	1,276,530
Mitsui Engineering & Shipbuilding Co. Ltd.	88,000	232,031
Nabtesco Corp.	11,500	244,514
NGK Insulators Ltd.	29,000	471,077
NSK Ltd.	52,000	467,654
NTN Corp.	51,000	269,147
SMC Corp.	5,900	1,006,813
Sumitomo Heavy Industries Ltd.	63,000	402,969
THK Co. Ltd.	14,400	329,369

		15,825,170

Marine 0.2%
Kawasaki Kisen Kaisha Ltd.	74,000	322,177
Mitsui OSK Lines Ltd.	130,000	880,898
Nippon Yusen KK	175,000	770,449

		1,973,524

Media 0.1%
Dentsu, Inc.	19,201	593,258
Fuji Media Holdings, Inc.	49	77,191
Hakuhodo DY Holdings, Inc.	2,740	156,475
Jupiter Telecommunications Co. Ltd.	289	303,186
Toho Co. Ltd.	10,700	171,563

		1,301,673

Metals & Mining 0.7%
Daido Steel Co. Ltd.	30,000	175,647
Dowa Holdings Co., Ltd.	28,050	183,254
Hitachi Metals Ltd. (a)	20,000	239,089
JFE Holdings, Inc.	51,600	1,789,093
Kobe Steel Ltd.	273,000	689,798
Maruichi Steel Tube Ltd.	4,800	101,781

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Metals & Mining (continued)
Mitsubishi Materials Corp. *	131,000	$416,290
Mitsui Mining & Smelting Co. Ltd.	65,000	213,778
Nippon Steel Corp.	571,000	2,045,583
Nisshin Steel Co. Ltd.	85,000	188,658
Sumitomo Metal Industries Ltd.	378,000	926,670
Sumitomo Metal Mining Co. Ltd.	60,000	1,045,088
Tokyo Steel Manufacturing Co. Ltd. (a)	10,100	109,727
Yamato Kogyo Co. Ltd.	5,500	165,361

		8,289,817

Multiline Retail 0.1%
Isetan Mitsukoshi Holdings Ltd.	42,860	496,745
J. Front Retailing Co. Ltd.	57,400	312,803
Marui Group Co. Ltd.	24,700	200,548
Takashimaya Co., Ltd.	29,000	247,688

		1,257,784

Office Electronics 0.7%
Brother Industries Ltd.	27,800	410,298
Canon, Inc. (a)	127,500	6,549,073
Konica Minolta Holdings, Inc.	55,500	573,612
Ricoh Co., Ltd.	76,000	1,108,157

		8,641,140

Oil, Gas & Consumable Fuels 0.3%
Cosmo Oil Co. Ltd.	68,000	222,072
Idemitsu Kosan Co. Ltd.	2,300	243,722
INPEX Corp.	240	1,401,454
Japan Petroleum Exploration Co.	3,100	117,559
JX Holdings, Inc.	251,689	1,703,187
Showa Shell Sekiyu KK	23,800	217,453
TonenGeneral Sekiyu KK (a)	30,000	327,336

		4,232,783

Paper & Forest Products 0.1%
Nippon Paper Group, Inc.	11,900	311,504
OJI Paper Co. Ltd. (a)	98,000	472,949

		784,453

Personal Products 0.2%
Kao Corp.	60,500	1,625,943
Shiseido Co., Ltd.	38,100	829,678

		2,455,621

Pharmaceuticals 1.0%
Astellas Pharma, Inc.	49,800	1,892,670
Chugai Pharmaceutical Co. Ltd.	26,000	476,073
Daiichi Sankyo Co., Ltd.	75,500	1,648,995
Dainippon Sumitomo Pharma Co. Ltd.	16,400	148,756
Eisai Co. Ltd. (a)	28,700	1,036,853
Hisamitsu Pharmaceutical Co., Inc.	7,100	298,410
Kyowa Hakko Kirin Co. Ltd. (a)	28,000	287,559
Mitsubishi Tanabe Pharma Corp.	26,000	438,292
Ono Pharmaceutical Co. Ltd.	9,900	461,654

20	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Pharmaceuticals (continued)
Otsuka Holdings Co. Ltd. *	28,200	$694,667
Santen Pharmaceutical Co. Ltd.	7,800	270,428
Shionogi & Co. Ltd.	32,900	648,357
Taisho Pharmaceutical Co. Ltd. (a)	16,000	349,696
Takeda Pharmaceutical Co. Ltd.	84,400	4,146,220
Tsumura & Co.	6,800	219,697

		13,018,327

Real Estate Investment Trusts (REITs) 0.2%
Japan Prime Realty Investment Corp.	69	212,177
Japan Real Estate Investment Corp.	55	569,778
Japan Retail Fund Investment Corp.	180	344,222
Nippon Building Fund, Inc.	57	584,154
Nomura Real Estate Office Fund, Inc.	32	230,866

		1,941,197

Real Estate Management & Development 0.6%
Aeon Mall Co. Ltd.	8,800	235,405
Daito Trust Construction Co. Ltd.	8,800	601,414
Daiwa House Industry Co. Ltd.	53,000	649,232
Mitsubishi Estate Co. Ltd.	133,000	2,458,001
Mitsui Fudosan Co., Ltd.	95,000	1,887,990
Nomura Real Estate Holdings, Inc.	10,200	185,082
NTT Urban Development Corp.	123	120,746
Sumitomo Realty & Development Co. Ltd.	41,000	975,375
Tokyo Tatemono Co. Ltd. (a)	40,000	184,363
Tokyu Land Corp.	49,000	245,204

		7,542,812

Road & Rail 0.7%
Central Japan Railway Co.	168	1,404,384
East Japan Railway Co.	38,376	2,490,188
Keikyu Corp (a)	52,000	458,645
Keio Corp.	67,000	456,352
Keisei Electric Railway Co. Ltd.	31,000	206,340
Kintetsu Corp. (a)	184,000	574,945
Nippon Express Co., Ltd.	98,000	440,107
Odakyu Electric Railway Co. Ltd.	70,000	650,643
Tobu Railway Co. Ltd.	94,000	527,179
Tokyu Corp.	130,000	594,689
West Japan Railway Co.	190	709,175

		8,512,647

Semiconductors & Semiconductor Equipment 0.2%
Advantest Corp.	17,700	397,953
Elpida Memory, Inc. *(a)	19,000	219,753
Rohm Co. Ltd.	11,200	728,366
Shinko Electric Industries Co. Ltd. (a)	6,600	73,634
Sumco Corp. *(a)	11,900	169,450
Tokyo Electron Ltd.	19,200	1,208,855

		2,798,011

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Semiconductors & Semiconductor Equipment (continued)
Software 0.3%
Konami Corp.	9,600	$203,116
Nintendo Co., Ltd.	11,100	3,240,664
Oracle Corp. Japan	4,300	210,786
Square Enix Holdings Co. Ltd.	8,000	141,503
Trend Micro, Inc.	11,500	377,797

		4,173,866

Specialty Retail 0.2%
ABC-Mart, Inc.	2,600	92,608
Fast Retailing Co. Ltd.	6,100	967,591
Nitori Holdings Co. Ltd.	4,400	384,491
Shimamura Co. Ltd.	2,500	231,398
USS Co., Ltd.	2,320	189,323
Yamada Denki Co. Ltd.	9,430	641,534

		2,506,945

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	17,000	217,593
Nisshinbo Holdings, Inc.	14,000	152,814

		370,407

Tobacco 0.1%
Japan Tobacco, Inc.	503	1,857,363

Trading Companies & Distributors 1.0%
ITOCHU Corp.	168,700	1,699,778
Marubeni Corp.	185,000	1,295,146
Mitsubishi Corp.	152,700	4,115,531
Mitsui & Co., Ltd.	195,600	3,218,385
Sojitz Corp.	133,100	291,038
Sumitomo Corp.	126,000	1,773,736
Toyota Tsusho Corp.	24,800	434,282

		12,827,896

Transportation Infrastructure 0.0%†
Kamigumi Co. Ltd.	30,000	251,081
Mitsubishi Logistics Corp.	14,000	185,513

		436,594

Wireless Telecommunication Services 0.6%
KDDI Corp.	326	1,879,957
NTT DoCoMo, Inc.	1,715	2,986,855
Softbank Corp.	91,400	3,151,513

		8,018,325

		274,214,881

JERSEY, CHANNEL ISLANDS 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	10,121	834,606

LUXEMBOURG 0.5%
Energy Equipment & Services 0.1%
Tenaris SA	53,556	1,313,433

2010 Annual Report	21

Statement of Investments (Continued)

December 31, 2010

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

LUXEMBOURG (continued)
Media 0.0%†
SES SA, FDR	33,622	$800,622

Metals & Mining 0.3%
ArcelorMittal	96,552	3,674,426

Wireless Telecommunication Services 0.1%
Millicom International Cellular SA, SDR	8,739	838,820

		6,627,301

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
Sands China Ltd. *	277,500	610,035
Wynn Macau Ltd.	184,800	413,607

		1,023,642

MAURITIUS 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Essar Energy PLC *	38,083	345,664

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	21,116	552,554

NETHERLANDS 4.5%
Aerospace & Defense 0.1%
European Aeronautic Defence and Space Co. NV *	45,730	1,067,104

Air Freight & Logistics 0.1%
TNT NV	41,920	1,108,601

Beverages 0.2%
Heineken Holding NV	13,131	571,057
Heineken NV	28,995	1,422,100

		1,993,157

Chemicals 0.2%
Akzo Nobel NV	25,953	1,614,716
Koninklijke DSM NV	17,298	986,032

		2,600,748

Construction & Engineering 0.0%†
Koninklijke Boskalis Westminster NV	8,185	390,805

Diversified Financial Services 0.3%
ING Groep NV CVA*	430,863	4,203,362

Diversified Telecommunication Services 0.2%
Koninklijke KPN NV	177,679	2,595,146

Energy Equipment & Services 0.1%
Fugro NV CVA	7,569	623,194
SBM Offshore NV	19,542	438,453

		1,061,647

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Food & Staples Retailing 0.1%
Koninklijke Ahold NV	133,560	$1,764,349

Food Products 0.5%
Unilever NV CVA	183,253	5,717,015

Industrial Conglomerates 0.3%
Koninklijke Philips Electronics NV	110,988	3,402,574

Insurance 0.1%
Aegon NV *	176,838	1,082,545
Delta Lloyd NV	7,666	154,600

		1,237,145

Life Sciences Tools & Services 0.0%†
QIAGEN NV *(a)	26,683	523,702

Media 0.1%
Reed Elsevier NV	77,031	953,663
Wolters Kluwer NV	33,548	735,731

		1,689,394

Oil, Gas & Consumable Fuels 1.9%
Royal Dutch Shell PLC, Class A	399,122	13,326,128
Royal Dutch Shell PLC, Class B	303,315	10,044,202

		23,370,330

Professional Services 0.1%
Randstad Holding NV *	12,532	662,300

Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	6,942	445,735

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding NV	48,344	1,854,086

Transportation Infrastructure 0.0%†
Koninklijke Vopak NV	8,155	385,545

		56,072,745

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd. (a)	69,346	413,371

Diversified Telecommunication Services 0.0%†
Telecom Corp. of New Zealand Ltd.	224,130	376,773

Electric Utilities 0.0%†
Contact Energy Ltd. *(a)	32,278	156,820

Hotels, Restaurants & Leisure 0.0%†
Sky City Entertainment Group Ltd.	66,610	168,188

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	96,292	163,450

		1,278,602

NORWAY 0.8%
Chemicals 0.1%
Yara International ASA	21,247	1,236,763

22	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

NORWAY (continued)
Commercial Banks 0.1%
DnB NOR ASA	109,534	$1,540,930

Diversified Telecommunication Services 0.1%
Telenor ASA	92,874	1,513,413

Energy Equipment & Services 0.0%†
Aker Solutions ASA	20,012	341,417

Industrial Conglomerates 0.1%
Orkla ASA	87,497	853,483

Metals & Mining 0.1%
Norsk Hydro ASA	98,777	727,569

Oil, Gas & Consumable Fuels 0.3%
Statoil ASA	124,923	2,975,422

Semiconductors & Semiconductor Equipment 0.0%†
Renewable Energy Corp. ASA *(a)	58,657	180,144

		9,369,141

PORTUGAL 0.3%
Commercial Banks 0.0%†
Banco Comercial Portugues SA, Class R (a)	342,684	266,490
Banco Espirito Santo SA REG (a)	58,241	223,975

		490,465

Construction Materials 0.0%†
Cimpor Cimentos de Portugal SGPS SA	22,687	153,721

Diversified Telecommunication Services 0.1%
Portugal Telecom SGPS SA REG	65,393	746,461

Electric Utilities 0.1%
EDP — Energias de Portugal SA	211,757	705,062

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	24,257	369,855

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA, Class B	26,401	506,315

Transportation Infrastructure 0.0%†
Brisa Auto-Estradas de Portugal SA	18,929	132,035

		3,103,914

SINGAPORE 1.7%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	188,000	500,952

Airlines 0.1%
Singapore Airlines Ltd. (a)	60,866	726,283

Commercial Banks 0.5%
DBS Group Holdings Ltd.	195,500	2,182,085
Oversea-Chinese Banking Corp. Ltd.	278,000	2,140,309
United Overseas Bank Ltd.	137,000	1,944,163

		6,266,557

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	12,000	342,161

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Diversified Financial Services 0.1%
Singapore Exchange Ltd. (a)	99,000	$649,271

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	891,850	2,119,341

Food & Staples Retailing 0.0%†
Olam International Ltd.	144,600	354,145

Food Products 0.1%
Golden Agri-Resources Ltd.	789,612	493,008
Wilmar International Ltd.	215,294	946,475

		1,439,483

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC *	682,296	1,167,209

Industrial Conglomerates 0.2%
Fraser and Neave Ltd.	108,745	542,865
Keppel Corp. Ltd.	144,000	1,270,594
SembCorp Industries Ltd.	114,000	456,345

		2,269,804

Machinery 0.1%
Cosco Corp. Singapore Ltd.	104,000	173,581
SembCorp Marine Ltd.	91,800	384,036

		557,617

Marine 0.0%†
Neptune Orient Lines Ltd. *	92,749	157,657

Media 0.0%†
Singapore Press Holdings Ltd. (a)	164,000	509,148

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	180,466	291,213
CapitaMall Trust	257,200	391,184

		682,397

Real Estate Management & Development 0.2%
CapitaLand Ltd.	291,097	842,001
CapitaMalls Asia Ltd. (a)	157,300	237,875
City Developments Ltd.	61,000	597,845
Global Logistic Properties Ltd. *	178,000	299,591
Keppel Land Ltd.	86,538	324,025
UOL Group Ltd.	50,000	185,262

		2,486,599

Road & Rail 0.0%†
ComfortDelgro Corp. Ltd.	227,000	274,136

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	63,475	130,350

		20,633,110

SPAIN 3.3%
Airlines 0.0%†
Iberia Lineas Aereas de Espana SA *	56,705	243,317

2010 Annual Report	23

Statement of Investments (Continued)

December 31, 2010

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Biotechnology 0.0%†
Grifols SA (a)	16,942	$231,561

Commercial Banks 1.3%
Banco Bilbao Vizcaya Argentaria SA	480,625	4,898,151
Banco de Sabadell SA (a)	111,867	440,988
Banco de Valencia SA (a)	22,892	100,619
Banco Popular Espanol SA (a)	98,104	505,855
Banco Santander SA	925,862	9,865,759
Bankinter SA (a)	31,923	177,700

		15,989,072

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA (a)	15,884	745,974
Ferrovial SA	50,713	506,442
Fomento de Construcciones y Contratas SA (a)	5,828	153,484

		1,405,900

Diversified Financial Services 0.0%†
Criteria Caixacorp SA (a)	94,841	506,542

Diversified Telecommunication Services 0.9%
Telefonica SA	462,170	10,551,291

Electric Utilities 0.3%
Acciona SA (a)	2,673	189,733
Iberdrola SA	454,440	3,523,528
Red Electrica Corp. SA	12,466	587,664

		4,300,925

Gas Utilities 0.1%
Enagas (a)	20,936	418,726
Gas Natural SDG SA (a)	37,216	573,307

		992,033

Independent Power Producers & Energy Traders 0.0%†
EDP Renovaveis SA *(a)	24,876	144,252
Iberdrola Renovables SA	100,580	357,457

		501,709

Information Technology Services 0.1%
Amadeus IT Holding SA, Class A *	23,415	492,070
Indra Sistemas SA	9,312	159,610

		651,680

Insurance 0.0%†
Mapfre SA (a)	91,925	256,253

Machinery 0.0%†
Zardoya Otis SA	14,946	210,809

Media 0.0%†
Gestevision Telecinco SA	18,625	205,158

Metals & Mining 0.0%†
Acerinox SA	10,258	180,593

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Oil, Gas & Consumable Fuels 0.2%
Repsol YPF SA	82,031	$2,297,149

Specialty Retail 0.2%
Industria de Diseno Textil SA	24,449	1,830,082

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	33,475	604,336

		40,958,410

SWEDEN 3.2%
Building Products 0.1%
Assa Abloy AB, Class B	35,591	1,003,975

Capital Markets 0.0%†
Ratos AB, Class B	11,413	421,966

Commercial Banks 0.7%
Nordea Bank AB	363,737	3,954,857
Skandinaviska Enskilda Banken AB, Class A	158,062	1,319,695
Svenska Handelsbanken AB, Class A	54,831	1,752,702
Swedbank AB *	80,101	1,120,077

		8,147,331

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	34,378	402,566

Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class B	338,710	3,925,249

Construction & Engineering 0.1%
Skanska AB, Class B	45,285	897,762

Diversified Financial Services 0.2%
Industrivarden AB, Class C	14,055	246,587
Investor AB, Class B	51,707	1,106,439
Kinnevik Investment AB, Class B	24,896	507,012

		1,860,038

Diversified Telecommunication Services 0.2%
Tele2 AB, Class B	35,533	737,224
TeliaSonera AB	251,683	1,998,024

		2,735,248

Health Care Equipment & Supplies 0.0%†
Getinge AB, Class B	22,299	466,821

Household Durables 0.1%
Electrolux AB (a)	27,031	767,080
Husqvarna AB, Class B	48,369	404,164

		1,171,244

Internet & Catalog Retail 0.0%†
CDON Group AB *	5,789	26,769

Machinery 0.9%
Alfa Laval AB	38,039	803,117
Atlas Copco AB, Class A	75,181	1,897,830
Atlas Copco AB, Class B	43,806	991,649

24	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Machinery (continued)
Hexagon AB, Class B (a)	29,264	$628,507
Sandvik AB	112,972	2,204,305
Scania AB, Class B	35,912	826,661
SKF AB, Class B	43,644	1,245,456
Volvo AB, Class B *	155,178	2,733,584

		11,331,109

Media 0.0%†
Modern Times Group AB, Class B	5,789	383,531

Metals & Mining 0.1%
Boliden AB	31,049	632,589
SSAB AB, Class A	21,432	361,217

		993,806

Paper & Forest Products 0.1%
Holmen AB, Class B	5,617	184,908
Svenska Cellulosa AB, Class B	64,199	1,013,628

		1,198,536

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B	115,003	3,830,182

Tobacco 0.1%
Swedish Match AB	26,223	759,897

		39,556,030

SWITZERLAND 8.4%
Biotechnology 0.0%†
Actelion Ltd. *	11,799	646,093

Building Products 0.1%
Geberit AG REG	4,369	1,010,211

Capital Markets 1.1%
Credit Suisse Group AG REG	126,711	5,103,278
GAM Holding AG *	24,569	406,119
Julius Baer Group Ltd.	23,244	1,088,355
UBS AG REG *	409,417	6,722,079

		13,319,831

Chemicals 0.4%
Givaudan SA REG	932	1,006,098
Sika AG	232	509,295
Syngenta AG REG	10,591	3,104,580

		4,619,973

Computers & Peripherals 0.0%†
Logitech International SA REG *(a)	21,169	402,528

Construction Materials 0.2%
Holcim Ltd. REG	27,471	2,078,798

Diversified Financial Services 0.0%†
Pargesa Holding SA (a)	2,819	239,104

Diversified Telecommunication Services 0.1%
Swisscom AG REG	2,611	1,147,761

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Electrical Equipment 0.4%
ABB Ltd. REG *	246,635	$5,506,843

Energy Equipment & Services 0.2%
Transocean Ltd. *	36,061	2,484,198

Food Products 1.9%
Aryzta AG	9,112	420,907
Lindt & Spruengli AG REG (a)	12	386,198
Lindt & Spruengli AG — Participation Certificate	105	316,969
Nestle SA REG	389,913	22,842,535

		23,966,609

Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG	5,156	664,642
Straumann Holding AG REG (a)	883	202,212

		866,854

Insurance 0.6%
Baloise Holding AG REG	5,787	562,933
Swiss Life Holding AG REG *	3,588	517,506
Swiss Reinsurance Co. Ltd. REG	39,473	2,117,602
Zurich Financial Services AG	16,412	4,250,162

		7,448,203

Life Sciences Tools & Services 0.0%†
Lonza Group AG REG	5,181	415,283

Machinery 0.1%
Schindler Holding AG REG	2,264	270,980
Schindler Holding AG — Participation
Certificate	5,493	649,797

		920,777

Marine 0.1%
Kuehne + Nagel International AG REG	5,923	824,059

Metals & Mining 0.4%
Xstrata PLC	231,430	5,484,037

Pharmaceuticals 2.0%
Novartis AG REG	237,493	13,980,170
Roche Holding AG	79,141	11,601,504

		25,581,674

Professional Services 0.2%
Adecco SA REG	14,087	923,817
SGS SA REG	622	1,043,946

		1,967,763

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	72,638	755,389

Textiles, Apparel & Luxury Goods 0.4%
Compagnie Financiere Richemont SA, Class A	58,451	3,437,143

2010 Annual Report	25

Statement of Investments (Continued)

December 31, 2010

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Textiles, Apparel & Luxury Goods (continued)
Swatch Group AG (The)	3,454	$1,540,037
Swatch Group AG (The) REG	5,178	417,806

		5,394,986

		105,080,974

UNITED KINGDOM 18.4%
Aerospace & Defense 0.4%
BAE Systems PLC	385,749	1,986,923
Cobham PLC	132,797	422,258
Rolls-Royce Group PLC *	207,818	2,024,832
Rolls-Royce Group PLC, Class C *(b)	13,300,352	20,736

		4,454,749

Airlines 0.0%†
British Airways PLC *(a)	64,599	275,355

Beverages 0.7%
Diageo PLC	281,848	5,222,114
SABMiller PLC	106,893	3,765,767

		8,987,881

Capital Markets 0.2%
3I Group PLC	111,279	571,678
ICAP PLC	61,437	513,710

Investec PLC	55,241	455,093
Man Group PLC	197,689	916,667
Schroders PLC	13,325	386,407

		2,843,555

Chemicals 0.1%
Johnson Matthey PLC	24,118	768,401

Commercial Banks 3.1%
Barclays PLC	1,281,219	5,295,162
HSBC Holdings PLC	1,981,432	20,250,594
Lloyds Banking Group PLC *	4,594,430	4,742,860
Royal Bank of Scotland Group PLC *	1,945,758	1,194,929
Standard Chartered PLC	262,432	7,084,553

		38,568,098

Commercial Services & Supplies 0.2%
Aggreko PLC	30,022	694,699
Babcock International Group PLC	42,404	377,884
G4S PLC	155,255	615,898
Serco Group PLC	55,793	484,342

		2,172,823

Construction & Engineering 0.0%†
Balfour Beatty PLC	80,773	394,969

Containers & Packaging 0.0%†
Rexam PLC	102,617	532,930

Diversified Financial Services 0.0%†
London Stock Exchange Group PLC	18,457	241,992

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Diversified Telecommunication Services 0.3%
BT Group PLC	868,250	$2,466,023
Cable & Wireless Worldwide PLC	286,594	293,566
Inmarsat PLC	49,638	522,047

		3,281,636

Electric Utilities 0.2%
Scottish & Southern Energy PLC	103,462	1,976,364

Energy Equipment & Services 0.1%
Amec PLC	37,213	669,241
Petrofac Ltd.	28,497	708,069

		1,377,310

Food & Staples Retailing 0.6%
J Sainsbury PLC	139,294	818,338
Tesco PLC	902,935	5,987,417
WM Morrison Supermarkets PLC	237,770	993,421

		7,799,176

Food Products 0.4%
Associated British Foods PLC	40,071	739,773
Unilever PLC	144,364	4,434,331

		5,174,104

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	101,555	1,072,311

Hotels, Restaurants & Leisure 0.4%
Carnival PLC	20,440	950,719
Compass Group PLC	210,547	1,910,918
Intercontinental Hotels Group PLC	32,591	636,633
Thomas Cook Group PLC	94,875	280,844
Tui Travel PLC	62,994	242,762
Whitbread PLC	19,924	557,517

		4,579,393

Household Products 0.3%
Reckitt Benckiser Group PLC	69,350	3,815,295

Independent Power Producers & Energy Traders 0.1%
International Power PLC	170,857	1,170,103

Industrial Conglomerates 0.1%
Smiths Group PLC	44,751	869,949

Insurance 0.7%
Admiral Group PLC	22,137	523,596
Aviva PLC	314,170	1,931,168
Legal & General Group PLC	663,644	1,005,121
Old Mutual PLC	608,250	1,171,318
Prudential PLC	284,322	2,970,385
RSA Insurance Group PLC	386,436	755,494
Standard Life PLC	257,384	869,283

		9,226,365

Internet & Catalog Retail 0.0%†
Home Retail Group PLC	98,227	290,268

26	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Machinery 0.1%
Invensys PLC	87,998	$486,346
Weir Group PLC (The)	24,129	670,373

		1,156,719

Media 0.4%
British Sky Broadcasting Group PLC	127,768	1,468,589
ITV PLC *	427,235	468,462
Pearson PLC	90,805	1,431,015
Reed Elsevier PLC	135,896	1,147,919

		4,515,985

Metals & Mining 2.6%
Anglo American PLC	148,421	7,764,332
Antofagasta PLC	44,743	1,132,140
BHP Billiton PLC	248,319	9,990,357
Eurasian Natural Resources Corp. PLC	28,213	463,948
Kazakhmys PLC	23,529	597,274
Lonmin PLC *	18,696	575,509
Rio Tinto PLC	163,114	11,627,064
Vedanta Resources PLC	13,751	542,501

		32,693,125

Multiline Retail 0.1%
Marks & Spencer Group PLC	177,543	1,023,807
Next PLC	21,031	649,541

		1,673,348

Multi-Utilities 0.6%
Centrica PLC	576,167	2,985,312
National Grid PLC	392,142	3,389,398
United Utilities Group PLC	78,724	728,334

		7,103,044

Oil, Gas & Consumable Fuels 2.1%
BG Group PLC	380,503	7,718,634
BP PLC	2,114,416	15,585,322
Cairn Energy PLC *	156,784	1,029,313
Tullow Oil PLC	99,243	1,959,813

		26,293,082

Pharmaceuticals 1.5%
AstraZeneca PLC	161,016	7,338,251
GlaxoSmithKline PLC	584,857	11,342,097

		18,680,348

Professional Services 0.1%
Capita Group PLC (The)	69,437	755,168
Intertek Group PLC	18,180	502,673

		1,257,841

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Real Estate Investment Trusts (REITs) 0.2%
British Land Co. PLC	99,472	$816,518
Capital Shopping Centres Group PLC	55,637	362,899
Hammerson PLC	80,859	526,949
Land Securities Group PLC	85,983	906,998
Segro PLC	80,442	360,197

		2,973,561

Road & Rail 0.0%†
Firstgroup PLC	57,601	358,394

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings PLC	147,477	1,006,568

Software 0.1%
Autonomy Corp. PLC *	23,875	561,691
Sage Group PLC (The)	145,338	620,808

		1,182,499

Specialty Retail 0.1%
Kingfisher PLC	265,120	1,092,226

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	47,881	841,510

Tobacco 1.0%
British American Tobacco PLC	224,656	8,641,668
Imperial Tobacco Group PLC	114,606	3,522,966

		12,164,634

Trading Companies & Distributors 0.1%
Bunzl PLC	38,222	429,171
Wolseley PLC *	31,327	1,002,850

		1,432,021

Water Utilities 0.0%†
Severn Trent PLC	26,189	605,487

Wireless Telecommunication Services 1.2%
Vodafone Group PLC	5,935,357	15,581,241

		230,484,660

UNITED STATES 0.1%
Health Care Equipment & Supplies 0.1%
Synthes, Inc.	6,658	898,678

Total Common Stocks
(cost $1,252,544,552)		1,237,126,606

Preferred Stocks 0.5%
GERMANY 0.5%
Automobiles 0.3%
Bayerische Motoren Werke AG	6,091	313,174
Porsche Automobil Holding SE	9,982	797,324
Volkswagen AG	19,066	3,099,896

		4,210,394

2010 Annual Report	27

Statement of Investments (Continued)

December 31, 2010

NVIT International Index Fund (Continued)

Preferred Stocks (continued)
GERMANY (continued)
Health Care Providers & Services 0.1%
Fresenius SE	9,220	789,920

Household Products 0.1%
Henkel AG & Co. KGaA	19,961	1,237,608

Media 0.0%†
ProSiebenSat.1 Media AG	9,024	270,857

Multi-Utilities 0.0%†
RWE AG	4,704	301,708

Total Preferred Stocks
(cost $5,639,376)		6,810,487

Repurchase Agreements 3.8%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.15%, dated 12/31/2010, due 01/03/2011, repurchase price $22,058,490, collateralized by U.S. Government Agency Mortgage Securities ranging from 2.50%—13.00%, maturing 04/15/2011—12/20/2040; total market value $22,499,379. (c)	$22,058,214	$22,058,214

Morgan Stanley, 0.15%, dated 12/31/10, due 01/03/11, repurchase price $25,000,313 , collateralized by Federal National Mortgage Associations ranging from 0.90%—6.00%, maturing 01/09/12—04/18/36; total market value of $25,500,018. (c)	25,000,000	25,000,000

Total Repurchase Agreements
(cost $47,058,214)		47,058,214

Total Investments
(cost $1,305,242,142) (d) — 103.3%		1,290,995,307
Liabilities in excess of other assets — (3.3)%		(40,963,639)

NET ASSETS — 100.0%		$1,250,031,668

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $45,152,875.

(b)	Fair Valued Security.
(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2010, was $47,058,214.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company
ADR	American Depositary Receipt
AE	Stock Company
AG	Stock Corporation
AS	Stock Corporation
ASA	Stock Corporation
CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certificate
FDR	Fiduciary Depositary Receipt
KGaA	Limited Partnership with shares
KK	Stock Company
Ltd.	Limited
NV	Public Traded Company
OYJ	Public Traded Company
PLC	Public Limited Company
PPS	Price Protected Shares
REG	Registered Shares
REIT	Real Estate Investment Trust
RSP	Savings Shares
SA	Stock Company
SCA	Limited partnership with share capital
SCPA	Italian consortium joint-stock company
SDR	Swedish Depositary Receipt
SE	European Public Limited Liability Company
SGPS	Holding Enterprise
SpA	Limited Share Company
VVPR	Belgian Dividend Coupon

At December 31, 2010, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation (Depreciation)
47	DJ Euro Stoxx 50	03/18/11	$1,732,697	$(37,650)
17	E-Mini MSCI EAFE Index	03/18/11	1,411,850	31,999
17	FTSE 100 Index	03/18/11	1,555,626	12,062
5	SPI 200 Index	03/17/11	583,804	(5,759)
12	Topix Index	03/10/11	1,280,143	6,672

			$6,564,120	$7,324

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT International Index Fund
Assets:
Investments, at value* (cost $1,258,183,928)	$1,243,937,093
Repurchase agreements, at value and cost	47,058,214

Total Investments	1,290,995,307

Deposits with brokers for futures	905,000
Foreign currencies, at value (cost $5,779,180)	5,870,393
Dividends receivable	1,232,048
Security lending income receivable	25,328
Receivable for investments sold	689,893
Receivable for capital shares issued	1,928,322
Reclaims receivable	478,728
Prepaid expenses	2,904

Total Assets	1,302,127,923

Liabilities:
Payable for investments purchased	1,415,467
Payable for capital shares redeemed	3,045,739
Payable for variation margin on futures contracts	8,140
Cash overdraft (Note 2)	103,722
Payable upon return of securities loaned (Note 2)	47,058,214
Accrued expenses and other payables:
Investment advisory fees	258,250
Fund administration fees	31,333
Distribution fees	10,340
Administrative servicing fees	11,669
Accounting and transfer agent fees	15,406
Trustee fees	12,903
Custodian fees	2,090
Compliance program costs (Note 3)	1,281
Professional fees	21,164
Printing fees	17,949
Other	82,588

Total Liabilities	52,096,255

Net Assets	$1,250,031,668

Represented by:
Capital	$1,300,164,381
Accumulated distributions in excess of net investment income	(765,381)
Accumulated net realized losses from investment, futures and foreign currency transactions	(35,262,272)
Net unrealized appreciation/(depreciation) from investments	(14,246,835)
Net unrealized appreciation/(depreciation) from futures (Note 2)	7,324
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	134,451

Net Assets	$1,250,031,668

*	Includes value of securities on loan of $45,152,875 (Note 2)

2010 Annual Report	29

Statement of Assets and Liabilities (Continued)

December 31, 2010

NVIT International Index Fund
Net Assets:
Class II Shares	$17,558,453
Class VI Shares	2,387,761
Class VIII Shares	19,042,860
Class Y Shares	1,211,042,594

Total	$1,250,031,668

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	2,062,196
Class VI Shares	280,772
Class VIII Shares	2,239,360
Class Y Shares	141,958,562

Total	146,540,890

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$8.51
Class VI Shares	$8.50
Class VIII Shares	$8.50
Class Y Shares	$8.53

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

NVIT International Index Fund
INVESTMENT INCOME:
Dividend income	$32,362,031
Income from securities lending (Note 2)	1,017,148
Interest income	7,914
Other income	213
Foreign tax withholding	(2,512,416)

Total Income	30,874,890

EXPENSES:
Investment advisory fees	2,888,267
Fund administration fees	361,731
Distribution fees Class II Shares	48,602
Distribution fees Class VI Shares	5,012
Distribution fees Class VIII Shares	65,622
Administrative servicing fees Class II Shares	29,162
Administrative servicing fees Class VI Shares	3,007
Administrative servicing fees Class VIII Shares	24,608
Professional fees	85,682
Printing fees	24,138
Trustee fees	39,761
Custodian fees	41,424
Accounting and transfer agent fees	74,518
Compliance program costs (Note 3)	2,098
Recoupment fees (Note 3)	47,935
Other	44,287

Total expenses before earnings credit and expenses waived	3,785,854

Earnings credit (Note 5)	(17)
Expenses voluntarily waived by adviser (Note 3)	(197,226)

Net Expenses	3,588,611

NET INVESTMENT INCOME	27,286,279

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(13,673,039)
Net realized gains from futures transactions (Note 2)	1,298,941
Net realized losses from forward and foreign currency transactions (Note 2)	(851,317)

Net realized losses from investment, futures, forward and foreign currency transactions	(13,225,415)

Net change in unrealized appreciation/(depreciation) from investments	76,382,169
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	(801,185)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	12,961
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	955,989

Net change in unrealized appreciation/(depreciation) from investments, futures, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	76,549,934

Net realized/unrealized gains from investments, futures, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	63,324,519

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$90,610,798

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	31

Statements of Changes in Net Assets

	NVIT International Index Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$27,286,279	$21,862,613
Net realized losses from investment, futures, forward and foreign currency transactions	(13,225,415)	(8,274,798)
Net change in unrealized appreciation from investments, futures, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	76,549,934	225,096,699

Change in net assets resulting from operations	90,610,798	238,684,514

Distributions to Shareholders From:
Net investment income:
Class II	(407,921)	(287,391)
Class VI	(43,822)	(34,833)
Class VIII	(337,765)	(301,643)
Class Y	(26,478,428)	(24,560,698)

Change in net assets from shareholder distributions	(27,267,936)	(25,184,565)

Change in net assets from capital transactions	148,843,185	231,296,179

Change in net assets	212,186,047	444,796,128

Net Assets:
Beginning of year	1,037,845,621	593,049,493

End of year	$1,250,031,668	$1,037,845,621

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(765,381)	$48,925

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$10,356,094	$14,100,945
Dividends reinvested	407,921	287,391
Cost of shares redeemed	(14,628,104)	(4,983,049)

Total Class II	(3,864,089)	9,405,287

Class VI Shares
Proceeds from shares issued	811,595	923,100
Dividends reinvested	43,822	34,833
Cost of shares redeemed	(505,489)	(531,272)

Total Class VI	349,928	426,661

Class VIII Shares
Proceeds from shares issued	6,325,845	6,166,098
Dividends reinvested	337,765	301,643
Cost of shares redeemed	(3,497,491)	(2,404,999)

Total Class VIII	3,166,119	4,062,742

Class Y Shares
Proceeds from shares issued	169,176,392	215,217,506
Dividends reinvested	26,478,428	24,560,698
Cost of shares redeemed	(46,463,593)	(22,376,715)

Total Class Y	149,191,227	217,401,489

Change in net assets from capital transactions	$148,843,185	$231,296,179

32	Annual Report 2010

	NVIT International Index Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
SHARE TRANSACTIONS:
Class II Shares
Issued	1,315,173	1,842,215
Reinvested	51,495	39,072
Redeemed	(1,767,288)	(674,126)

Total Class II Shares	(400,620)	1,207,161

Class VI Shares
Issued	103,082	121,564
Reinvested	5,496	4,750
Redeemed	(65,498)	(83,359)

Total Class VI Shares	43,080	42,955

Class VIII Shares
Issued	808,928	880,950
Reinvested	42,347	40,976
Redeemed	(460,949)	(364,100)

Total Class VIII Shares	390,326	557,826

Class Y Shares
Issued	21,194,400	34,076,585
Reinvested	3,312,462	3,366,921
Redeemed	(5,763,448)	(3,027,295)

Total Class Y Shares	18,743,414	34,416,211

Total change in shares	18,776,200	36,224,153

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	33

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Index Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Redemption Fees	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2010 (e)	$8.11	0.17	0.40	0.57	(0.17)	–	–	(0.17)	$8.51	7.52%	$17,558,453	0.72%	2.21%	0.74%	2.94%
Year Ended December 31, 2009 (e)	$6.47	0.16	1.67	1.83	(0.19)	–	–	(0.19)	$8.11	28.58%	$19,971,187	0.77%	2.24%	0.77%	4.25%
Year Ended December 31, 2008 (e)	$11.63	0.28	(5.25)	(4.97)	(0.18)	(0.01)	–	(0.19)	$6.47	(43.11%)	$8,121,114	0.80%	3.01%	0.80%	5.50%
Year Ended December 31, 2007 (e)	$10.82	0.17	0.86	1.03	(0.19)	(0.03)	–	(0.22)	$11.63	9.40%	$18,733,442	0.76%	1.63%	0.78%	36.09%
Period Ended December 31, 2006 (e)(f)	$10.00	0.12	0.82	0.94	(0.12)	–	–	(0.12)	$10.82	9.57%	$1,095	0.76%	1.83%	1.29%	10.94%

Class VI Shares
Year Ended December 31, 2010 (e)	$8.10	0.17	0.40	0.57	(0.17)	–	–	(0.17)	$8.50	7.54%	$2,387,761	0.72%	2.15%	0.74%	2.94%
Year Ended December 31, 2009 (e)	$6.46	0.16	1.67	1.83	(0.19)	–	–	(0.19)	$8.10	28.62%	$1,925,332	0.79%	2.31%	0.79%	4.25%
Year Ended December 31, 2008 (e)	$11.62	0.26	(5.23)	(4.97)	(0.18)	(0.01)	–	(0.19)	$6.46	(43.11%)	$1,258,425	0.75%	2.93%	0.89%	5.50%
Year Ended December 31, 2007 (e)	$10.81	0.19	0.84	1.03	(0.19)	(0.03)	–	(0.22)	$11.62	9.50%	$1,739,262	0.80%	1.97%	0.88%	36.09%
Period Ended December 31, 2006 (e)(f)	$10.00	0.07	0.86	0.93	(0.12)	–	–	(0.12)	$10.81	9.42%	$350,392	0.76%	1.25%	1.13%	10.94%

Class VIII Shares
Year Ended December 31, 2010 (e)	$8.10	0.16	0.40	0.56	(0.16)	–	–	(0.16)	$8.50	7.40%	$19,042,860	0.87%	2.08%	0.89%	2.94%
Year Ended December 31, 2009 (e)	$6.46	0.16	1.66	1.82	(0.18)	–	–	(0.18)	$8.10	28.61%	$14,978,079	0.82%	2.22%	0.82%	4.25%
Year Ended December 31, 2008 (e)	$11.61	0.28	(5.24)	(4.96)	(0.18)	(0.01)	–	(0.19)	$6.46	(43.09%)	$8,345,491	0.76%	3.00%	0.77%	5.50%
Year Ended December 31, 2007 (e)	$10.80	0.18	0.83	1.01	(0.17)	(0.03)	–	(0.20)	$11.61	9.39%	$15,887,449	0.82%	1.87%	0.91%	36.09%
Period Ended December 31, 2006 (e)(f)	$10.00	0.07	0.85	0.92	(0.12)	–	–	(0.12)	$10.80	9.30%	$5,030,724	0.88%	0.98%	1.35%	10.94%

Class Y Shares (g)
Year Ended December 31, 2010 (e)	$8.12	0.20	0.41	0.61	(0.20)	–	–	(0.20)	$8.53	8.07%	$1,211,042,594	0.32%	2.56%	0.34%	2.94%
Year Ended December 31, 2009 (e)	$6.48	0.19	1.67	1.86	(0.22)	–	–	(0.22)	$8.12	29.07%	$1,000,971,023	0.37%	2.76%	0.37%	4.25%
Year Ended December 31, 2008 (e)	$11.65	0.24	(5.18)	(4.94)	(0.22)	(0.01)	–	(0.23)	$6.48	(42.87%)	$575,324,463	0.37%	2.85%	0.38%	5.50%
Year Ended December 31, 2007 (e)	$10.83	0.20	0.87	1.07	(0.22)	(0.03)	–	(0.25)	$11.65	9.89%	$264,417,580	0.36%	2.15%	0.44%	36.09%
Period Ended December 31, 2006 (e)(f)	$10.00	0.14	0.83	0.97	(0.14)	–	–	(0.14)	$10.83	9.83%	$43,912,307	0.37%	2.21%	0.62%	10.94%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(g)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.

The accompanying notes are an integral part of these financial statements.

34	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT International Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as funds-of-funds, such as the NVIT Investor Destinations Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades.

2010 Annual Report	35

Notes to Financial Statements (Continued)

December 31, 2010

Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value if or the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$7,714,523	$—	$7,714,523
Air Freight & Logistics	—	3,810,769	—	3,810,769
Airlines	184,560	3,178,934	—	3,363,494
Auto Components	—	8,977,664	—	8,977,664
Automobiles	—	40,047,537	—	40,047,537
Beverages	—	23,932,865	—	23,932,865
Biotechnology	—	3,189,737	—	3,189,737
Building Products	—	7,666,442	—	7,666,442
Capital Markets	—	28,075,473	—	28,075,473
Chemicals	—	43,959,077	—	43,959,077
Commercial Banks	—	157,165,883	—	157,165,883
Commercial Services & Supplies	—	6,964,078	—	6,964,078
Communications Equipment	—	9,055,402	—	9,055,402
Computers & Peripherals	—	5,418,741	—	5,418,741
Construction & Engineering	—	9,924,017	—	9,924,017
Construction Materials	—	7,705,590	—	7,705,590
Consumer Finance	—	402,833	—	402,833
Containers & Packaging	—	1,815,563	—	1,815,563
Distributors	—	1,937,236	—	1,937,236
Diversified Consumer Services	—	377,283	—	377,283
Diversified Financial Services	—	15,498,964	—	15,498,964
Diversified Telecommunication Services	—	42,396,516	—	42,396,516
Electric Utilities	—	35,936,262	—	35,936,262

36	Annual Report 2010

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Electrical Equipment	$—	$18,897,023	$—	$18,897,023
Electronic Equipment, Instruments & Components	—	15,013,427	—	15,013,427
Energy Equipment & Services	—	11,211,753	—	11,211,753
Food & Staples Retailing	—	28,806,846	—	28,806,846
Food Products	—	44,721,850	—	44,721,850
Gas Utilities	—	5,317,205	—	5,317,205
Health Care Equipment & Supplies	—	8,018,304	—	8,018,304
Health Care Providers & Services	—	3,323,532	—	3,323,532
Hotels, Restaurants & Leisure	—	12,039,264	—	12,039,264
Household Durables	—	10,944,530	—	10,944,530
Household Products	—	5,123,059	—	5,123,059
Independent Power Producers & Energy Traders	—	2,445,190	—	2,445,190
Industrial Conglomerates	—	22,575,575	—	22,575,575
Information Technology Services	—	3,358,488	—	3,358,488
Insurance	—	53,576,973	—	53,576,973
Internet & Catalog Retail	—	1,333,332	—	1,333,332
Internet Software & Services	—	1,006,646	—	1,006,646
Leisure Equipment & Products	—	2,285,925	—	2,285,925
Life Sciences Tools & Services	—	938,985	—	938,985
Machinery	—	35,998,265	—	35,998,265
Marine	—	5,055,294	—	5,055,294
Media	—	18,933,081	—	18,933,081
Metals & Mining	—	85,914,705	—	85,914,705
Multiline Retail	—	4,618,470	—	4,618,470
Multi-Utilities	—	17,938,453	—	17,938,453
Office Electronics	—	8,968,432	—	8,968,432
Oil, Gas & Consumable Fuels	—	86,754,425	—	86,754,425
Paper & Forest Products	—	3,679,666	—	3,679,666
Personal Products	—	6,054,927	—	6,054,927
Pharmaceuticals	—	85,580,998	—	85,580,998
Professional Services	—	5,721,704	—	5,721,704
Real Estate Investment Trusts (REITs)	—	16,539,763	—	16,539,763
Real Estate Management & Development	—	23,879,800	—	23,879,800
Road & Rail	—	11,352,306	—	11,352,306
Semiconductors & Semiconductor Equipment	—	7,988,892	—	7,988,892
Software	—	11,065,869	—	11,065,869
Specialty Retail	—	9,886,785	—	9,886,785
Textiles, Apparel & Luxury Goods	—	15,095,611	—	15,095,611
Tobacco	—	14,781,894	—	14,781,894
Trading Companies & Distributors	—	15,180,994	—	15,180,994
Transportation Infrastructure	—	4,148,606	—	4,148,606
Water Utilities	—	605,487	—	605,487
Wireless Telecommunication Services	—	25,108,323	—	25,108,323
Total Common Stocks	184,560	1,236,942,046	—	1,237,126,606

2010 Annual Report	37

Notes to Financial Statements (Continued)

December 31, 2010

Asset Type	Level 1	Level 2	Level 3	Total
Futures Contracts	$50,733	$—	$—	$50,733
Preferred Stocks*	—	6,810,487	—	6,810,487
Repurchase Agreements	—	47,058,214	—	47,058,214
Total Assets	235,293	1,290,810,747	—	1,291,046,040
Liabilities:
Futures Contracts	(43,409)	—	—	(43,409)
Total Liabilities	(43,409)	—	—	(43,409)
Total	$191,884	$1,290,810,747	$—	$1,291,002,631

*	See Statement of Investments for identification of securities by industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Right	Total
Balance as of 12/31/09	$—	$—	$—
Accrued Accretion/(Amortization)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—	—
Realized Gains/(Losses)	—	—	—
Net Purchases/(Sales)	—	—	—
Transfers In/(Out) of Level 3	—	—	—
Balance as of 12/31/10	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

For the period ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Cash Overdraft

As of December 31, 2010, the Fund had an overdrawn balance of $103,722 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 5.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

38	Annual Report 2010

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)	Futures Contracts

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign securities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contracts against defaults.

2010 Annual Report	39

Notes to Financial Statements (Continued)

December 31, 2010

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures — Equity contracts*	Net Assets — Unrealized appreciation from futures contracts	$50,733
Total		$50,733
Liabilities:
Futures — Equity contracts*	Net Assets — Unrealized depreciation from futures contracts	$43,409
Total		$43,409

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Futures — Equity contracts	$1,298,941
Forward foreign currency contracts	127,328
Total	$1,426,269

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Futures — Equity contracts	$(801,185)
Forward foreign currency contracts	12,961
Total	$(788,224)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(f)	Repurchase Agreements

The Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. The Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

40	Annual Report 2010

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment advisor or it’s designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$ 45,152,875	$ 47,058,214

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, passive foreign investment company gains and losses, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(j)	Federal Income Taxes

The Fund has elected and intends qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

2010 Annual Report	41

Notes to Financial Statements (Continued)

December 31, 2010

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (“the Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.27%
$1.5 billion up to $3 billion	0.26%
$3 billion and more	0.25%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $278,741 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.37% for all share classes until at least April 30, 2011.

42	Annual Report 2010

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the year in which NFA waived fees or reimbursed fees or expenses to the Fund, are:

Fiscal Year 2008 Amount	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$59,094	$—	$—	$59,094

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to this Expense Limitation Agreement, for the year ended December 31, 2010, the Fund reimbursed NFA in the amount of $51,005.

During the period, NFA renegotiated the subadvisory agreement applicable to the Fund, and NFA agreed through May 1, 2011 to reimburse to the Fund 50% of the difference between the amount NFA would have paid in subadvisory fees under the old and new subadvisory agreements. NFA reimbursed $197,226 to the Fund during the period pursuant to this agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

2010 Annual Report	43

Notes to Financial Statements (Continued)

December 31, 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II, Class VI, and Class VIII shares of the Fund.

For the year ended December 31, 2010, NFS received $56,777 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $2,098.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class VI shares and 0.40% of Class VIII shares of the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract

44	Annual Report 2010

owner”). A separate account that redeems Class VI and Class VIII shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class VI and Class VIII shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class VI and Class VIII shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fee in the amount of $2,287.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $1,496.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $218,564,268 and sales of $30,679,810 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

2010 Annual Report	45

Notes to Financial Statements (Continued)

December 31, 2010

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$27,267,936	$—	$27,267,936	$—	$27,267,936

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$25,184,565	$—	$25,184,565	$—	$25,184,565

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,501,473	$—	$1,501,473	$—	$(30,410,402)	$(21,223,784)	$(50,132,713)

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales and adjustments for passive foreign investment companies.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$1,312,324,206	$177,393,249	$(198,722,148)	$(21,328,899)

46	Annual Report 2010

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$ 2,921,011	2016
$17,097,785	2017
$ 8,956,196	2018

Net capital losses incurred October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011, post-October capital losses in the amount of $1,435,410.

2010 Annual Report	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT International Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT International Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

48	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT International Index Fund

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2010, the foreign source income for the Fund was $32,347,011 or $0.2201 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2010, the foreign tax credit for the Fund was $722,232 or $0.0049 per outstanding share.

2010 Annual Report	49

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries, Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

50	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	51

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

52	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	53

NVIT Investor Destinations Aggressive Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms

N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-AG (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2	Annual Report 2010

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

2010 Annual Report	3

Important Disclosures (Continued)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is

Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Investor Destinations Aggressive Fund (Class II at NAV) returned 14.63% versus 14.75% for its composite benchmark, which consists of 95% Standard & Poor’s 500® (S&P 500) Index and 5% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s Lipper variable insurance products peer category of Global Core Funds (consisting of 78 funds as of December 31, 2010) was 13.35% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, all five underlying investments within the Fund posted positive returns. The NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund (with allocations within the Fund of approximately 40% and 15%, respectively) provided the most positive relative returns for the Fund, gaining 14.99% and 26.39%, respectively, during the reporting period. All 10 sectors within the S&P 500 and the S&P MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The consumer discretionary sector led the way within the S&P 500 with a return of 27.57%, and the information technology sector led the way within the S&P 400 with a return of 32.85%.

What areas of investment detracted from Fund performance?

None of the Fund’s five underlying investments posted a negative return during the reporting period. The smallest relative contributions to the Fund came from the NVIT International Index Fund’s return of 8.07% and the NVIT Bond Index Fund’s return of 6.31% (with allocations within the Fund of approximately 30% and 5%, respectively). Of the 23 country markets represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, the top performers (in U.S. dollar terms)

in 2010 were Sweden, with 33.75%, and Denmark, with 30.73%; the two worst performers were Greece, with -44.87%, and Spain, with -21.95%. All fixed-income sectors within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index posted positive returns during the reporting period; the leading component was commercial mortgage-backed securities (CMBS), with 20.40%, and the worst component was U.S. Agencies, with 4.36%.

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve Board and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007–2009. We believe the Federal Reserve will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Investor Destinations Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	Inception[2]
Class II3	14.63%	2.66%	4.80%
Class VI4	14.57%	2.67%	4.82%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	As of April 30, 2004, all existing shares were designated Class II shares.

[4]

These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense Ratio*
Class II	0.88%
Class VI	0.88%
*	Current effective prospectus dated May 1, 2010. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Aggressive Fund versus performance of the Aggressive Composite Index (a), S&P 500 Index(b), Barclays Capital U.S. Aggregate Bond Index (c), and The Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Aggressive Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 Index (95%) and the Barclays Capital U.S. Aggregate Bond Index (5%).

(b)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urbanhouseholds.

2010 Annual Report	7

Shareholder Expense Example	NVIT Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Investor Destinations Aggressive Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class II Shares	Actual		1,000.00	1,235.60	3.27	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58
Class VI Shares	Actual		1,000.00	1,235.70	3.27	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Investor Destinations Aggressive Fund

Asset Allocation
Equity Funds	95.6%
Fixed Income Fund	4.5%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
NVIT S&P 500 Index Fund, Class Y	40.2%
NVIT International Index Fund, Class Y	22.4%
NVIT Mid Cap Index Fund, Class Y	15.6%
NVIT Small Cap Index Fund, Class Y	10.7%
Nationwide International Index Fund, Institutional Class	6.6%
NVIT Bond Index Fund, Class Y	4.5%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Investor Destinations Aggressive Fund

Mutual Funds 100.1%

	Shares	Market Value

Equity Funds 95.6%
Nationwide International Index Fund, Institutional Class (a)	4,085,966	$30,317,870
NVIT International Index Fund, Class Y (a)	12,096,914	103,186,677
NVIT Mid Cap Index Fund, Class Y (a)	3,913,256	72,238,714
NVIT S&P 500 Index Fund, Class Y (a)	21,262,591	185,835,042
NVIT Small Cap Index Fund, Class Y (a)	5,248,852	49,496,675

Total Equity Funds (cost $461,296,919)		441,074,978

Fixed Income Fund 4.5%
NVIT Bond Index Fund, Class Y (a)	1,983,300	20,665,983

Total Fixed Income Fund (cost $20,015,465)		20,665,983

Total Mutual Funds (cost $481,312,384)		461,740,961

Total Investments (cost $481,312,384) (b) —100.1%		461,740,961
Liabilities in excess of other assets — (0.1)%		(267,208)

NET ASSETS — 100.0%		$461,473,753

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $481,312,384)	$461,740,961
Cash	1,348
Receivable for investments sold	1,635,001
Receivable for capital shares issued	48,765
Prepaid expenses	1,328

Total Assets	463,427,403

Liabilities:
Payable for capital shares redeemed	1,683,766
Accrued expenses and other payables:
Investment advisory fees	50,995
Fund administration fees	12,411
Distribution fees	98,067
Administrative servicing fees	62,954
Accounting and transfer agent fees	3,990
Trustee fees	1,898
Custodian fees	847
Compliance program costs (Note 3)	758
Professional fees	15,431
Printing fees	11,965
Other	10,568

Total Liabilities	1,953,650

Net Assets	$461,473,753

Represented by:
Capital	$507,102,749
Accumulated undistributed net investment income	1,859,030
Accumulated net realized losses from investment transactions with affiliates	(27,916,603)
Net unrealized appreciation/(depreciation) from investments in affiliates	(19,571,423)

Net Assets	$461,473,753

Net Assets:
Class II Shares	$455,359,563
Class VI Shares	6,114,190

Total	$461,473,753

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	49,115,751
Class VI Shares	663,146

Total	49,778,897

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.27
Class VI Shares	$9.22

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$8,996,558
Other income from non-affiliates	79

Total Income	8,996,637

EXPENSES:
Investment advisory fees	598,880
Fund administration fees	95,977
Distribution fees Class II Shares	1,136,512
Distribution fees Class VI Shares	15,192
Administrative servicing fees Class II Shares	681,910
Administrative servicing fees Class VI Shares	9,115
Professional fees	40,211
Printing fees	14,242
Trustee fees	14,259
Custodian fees	17,867
Accounting and transfer agent fees	5,130
Compliance program costs (Note 3)	919
Other	20,615

Total expenses before earnings credit	2,650,829

Earnings credit (Note 6)	(3)

Net Expenses	2,650,826

NET INVESTMENT INCOME	6,345,811

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	201,317
Net realized losses from investment transactions with affiliates	(40,560,897)

Net realized losses from affiliated investments	(40,359,580)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	94,910,288

Net realized/unrealized gains from investments in affiliates	54,550,708

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$60,896,519

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Investor Destinations Aggressive Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$6,345,811	$8,055,906
Net realized losses from investment transactions	(40,359,580)	(42,731,298)
Net change in unrealized appreciation from investments	94,910,288	146,666,370

Change in net assets resulting from operations	60,896,519	111,990,978

Distributions to Shareholders From:
Net investment income:
Class II	(7,654,715)	(4,778,905)
Class VI	(111,740)	(55,639)
Net realized gains:
Class II	–	(25,084,487)
Class VI	–	(276,769)

Change in net assets from shareholder distributions	(7,766,455)	(30,195,800)

Change in net assets from capital transactions	(87,032,588)	(31,739,342)

Change in net assets	(33,902,524)	50,055,836

Net Assets:
Beginning of year	495,376,277	445,320,441

End of year	$461,473,753	$495,376,277

Accumulated undistributed net investment income at end of year	$1,859,030	$3,230,422

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$12,826,764	$15,467,225
Dividends reinvested	7,654,715	29,863,392
Cost of shares redeemed	(105,336,157)	(77,952,892)

Total Class II	(84,854,678)	(32,622,275)

Class VI Shares
Proceeds from shares issued	2,259,273	3,264,934
Dividends reinvested	111,740	332,408
Cost of shares redeemed	(4,548,923)	(2,714,409)

Total Class VI	(2,177,910)	882,933

Change in net assets from capital transactions	$(87,032,588)	$(31,739,342)

SHARE TRANSACTIONS:
Class II Shares
Issued	1,496,745	2,209,815
Reinvested	913,754	3,844,811
Redeemed	(12,548,191)	(10,639,793)

Total Class II Shares	(10,137,692)	(4,585,167)

Class VI Shares
Issued	272,812	435,551
Reinvested	13,361	43,157
Redeemed	(541,120)	(390,100)

Total Class VI Shares	(254,947)	88,608

Total change in shares	(10,392,639)	(4,496,559)

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2010 (c)	$8.23	0.12	1.06	1.18	(0.14)	–	(0.14)	–	$9.27	14.63%	$455,359,563	0.58%	1.38%	0.58%	7.86%
Year Ended December 31, 2009 (c)	$6.89	0.13	1.71	1.84	(0.08)	(0.42)	(0.50)	–	$8.23	27.21%	$487,859,620	0.57%	1.79%	0.57%	11.13%
Year Ended December 31, 2008	$13.60	0.19	(4.68)	(4.49)	(0.23)	(1.99)	(2.22)	–	$6.89	(36.84)%	$439,636,912	0.57%	1.67%	0.57%	21.38%
Year Ended December 31, 2007	$13.51	0.22	0.59	0.81	(0.27)	(0.45)	(0.72)	–	$13.60	5.96%	$762,322,072	0.56%	1.60%	0.56%	76.72%
Year Ended December 31, 2006	$11.97	0.20	1.78	1.98	(0.26)	(0.18)	(0.44)	–	$13.51	16.87%	$727,598,847	0.57%	1.56%	0.57%	7.82%

Class VI Shares
Year Ended December 31, 2010 (c)	$8.19	0.11	1.06	1.17	(0.14)	–	(0.14)	–	$9.22	14.57%	$6,114,190	0.57%	1.36%	0.57%	7.86%
Year Ended December 31, 2009 (c)	$6.85	0.14	1.70	1.84	(0.08)	(0.42)	(0.50)	–	$8.19	27.37%	$7,516,657	0.57%	1.89%	0.57%	11.13%
Year Ended December 31, 2008	$13.54	0.19	(4.66)	(4.47)	(0.23)	(1.99)	(2.22)	–	$6.85	(36.89)%	$5,683,529	0.57%	1.55%	0.57%	21.38%
Year Ended December 31, 2007	$13.47	0.24	0.57	0.81	(0.29)	(0.45)	(0.74)	–	$13.54	5.97%	$13,867,714	0.55%	1.80%	0.55%	76.72%
Year Ended December 31, 2006	$11.96	0.20	1.77	1.97	(0.28)	(0.18)	(0.46)	–	$13.47	16.92%	$11,389,154	0.56%	1.72%	0.56%	7.82%

Amounts	designated as “—” are zero or have been rounded to zero.
(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other series of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$461,740,961	$—	$—	$461,740,961
Total	$461,740,961	$—	$—	$461,740,961
*	See Statement of Investments for identification of securities by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

16	Annual Report 2010

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to income reclassifications, loss deferrals from underlying funds, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the values of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2010, NFS received $691,025 in Administrative Servicing fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated

18	Annual Report 2010

September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $919.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and

Class VI shares of the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Underlying Funds. A summary of the Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value December 31, 2010
Nationwide International Index Fund, Institutional Class	$32,969,321	$20,523,994	$24,400,969	$527,171	$(12,703,928)	$30,317,870
NVIT Bond Index Fund, Class Y	24,752,349	1,158,154	5,810,427	793,445	288,269	20,665,983
NVIT International Index Fund, Class Y	117,107,982	4,034,123	22,261,590	2,708,679	(9,629,234)	103,186,677
NVIT Mid Cap Index Fund, Class Y	73,836,318	1,775,371	18,931,279	990,584	(4,596,176)	72,238,714
NVIT S&P 500 Index Fund, Class Y	197,343,227	7,355,866	40,883,412	3,359,511	(11,180,204)	185,835,042
NVIT Small Cap Index Fund, Class Y	49,652,187	1,091,257	11,920,853	617,168	(2,739,624)	49,496,675

5.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class VI shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $6,007.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $39.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $35,938,765 and sales of $124,208,530 (excluding short-term securities).

8.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s

20	Annual Report 2010

investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,766,455	$—	$7,766,455	$—	$7,766,455

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,834,544	$25,361,256	$30,195,800	$—	$30,195,800

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,859,030	$—	$1,859,030	$—	$(22,117,524)	$(25,370,502)	$(45,628,996)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$487,111,463	$24,603,170	$(49,973,672)	$(25,370,502)

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010 for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$5,863,727	2017

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds next taxable year. For the year ended December 31, 2010, the fund deferred to January 1, 2011 post-October capital losses in the amount of $16,253,797.

22	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide NVIT Investor Destinations Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Investor Destinations Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	23

Supplemental Information

(Unaudited)

NVIT Investor Destinations Aggressive Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 71.58%.

24	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	25

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology- oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

26	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3] , Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3] , and is a Senior Vice President of NFS[3] . From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3] . From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3] . From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3] .	N/A	N/A

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3] . From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28	Annual Report 2010

NVIT Investor Destinations Balanced Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-BAL (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return

2	Annual Report 2010

performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

2010 Annual Report	3

Important Disclosures (Continued)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Investor Destinations Balanced Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Investor Destinations Balanced Fund (Class II at NAV) returned 9.81% versus 9.96% for its composite benchmark, which consists of 50% Standard & Poor’s 500® (S&P 500) Index, 30% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 20% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 216 funds as of December 31, 2010) was 11.32% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, underlying investments in the NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund (with allocations within the Fund of approximately 25% and 10%, respectively) provided the most positive relative returns for the Fund, gaining 14.99% and 26.39%, respectively. All 10 sectors within the S&P 500 and the S&P MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The consumer discretionary sector led the way within the S&P 500 with a return of 27.57%, and the information technology sector led the way within the S&P 400 with a return of 32.85%.

What areas of investment detracted from Fund performance?

None of the Fund’s eight underlying investments posted a negative return during the reporting period. The smallest relative contributions to the Fund came from the NVIT Money Market Fund’s return of 0.00% and the NVIT Enhanced Income Fund’s return of 1.09%

(with allocations within the Fund of approximately 4.5% and 7.5%, respectively). The NVIT Money Market Fund provided no contribution to overall Fund performance as the Federal Reserve Board continued to adhere to its near-zero interest-rate policy throughout 2010. This contributed to the dampening of yields at the shortest end of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulting in virtually nonexistent returns on money market instruments (the principal investments held in the NVIT Money Market Fund) and minimal returns on ultra-short-term fixed-income securities (the principal investments held in the NVIT Enhanced Income Fund).

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007–2009. We believe the Fed will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Investor Destinations Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class II	9.81%	18.57%
Class VI3	9.91%	18.63%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Class II commenced operations on March 25, 2009.

[3]

These returns were achieved prior to the creation of Class VI shares (April 30, 2010) and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produce because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the redemption fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	1.36%	0.97%
Class VI	1.36%	0.97%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Balanced Fund versus performance of the Balanced Composite Index (a), Barclays Capital U.S. Aggregate Bond Index (b), the S&P 500 Index (c), the Citigroup 3-Month T-Bill Index (d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Balanced Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Balanced Composite is a combination of Barclays Capital U.S. Aggregate Bond Index 30%, S&P 500 Index 50%, and Citigroup 3-Month T-Bill Index 20%.

(b)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(d)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Investor Destinations Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Investor Destinations Balanced Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 -12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class II Shares	Actual		1,000.00	1,121.60	3.32	0.62
	Hypothetical	[c]	1,000.00	1,022.08	3.16	0.62
Class VI Shares	Actual		1,000.00	1,121.90	2.73	0.51
	Hypothetical	[c]	1,000.00	1,022.63	2.60	0.51

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Investor Destinations Balanced Fund

Asset Allocation
Equity Funds	52.3%
Fixed Income Funds	35.6%
Fixed Contract	7.5%
Money Market Fund	4.4%
Other assets in excess of liabilities	0.2%

100.0%

Top Holdings †
NVIT Bond Index Fund, Class Y	28.5%
NVIT S&P 500 Index Fund, Class Y	26.2%
NVIT International Index Fund, Class Y	12.1%
NVIT Mid Cap Index Fund, Class Y	10.8%
Nationwide Fixed Contract	7.5%
NVIT Enhanced Income Fund, Class Y	7.2%
NVIT Money Market Fund, Class Y	4.4%
NVIT Small Cap Index Fund, Class Y	3.3%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The	accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Investor Destinations Balanced Fund

Mutual Funds 92.3%

	Shares	Market Value

Equity Funds 52.3%
NVIT International Index Fund, Class Y (a)	4,029,194	$34,369,025
NVIT Mid Cap Index Fund, Class Y (a)	1,658,346	30,613,071
NVIT S&P 500 Index Fund, Class Y (a)	8,501,901	74,306,612
NVIT Small Cap Index Fund, Class Y (a)	996,133	9,393,530

Total Equity Funds (cost $131,979,588)		148,682,238

Fixed Income Funds 35.6%
NVIT Bond Index Fund, Class Y (a)	7,747,297	80,726,836
NVIT Enhanced Income Fund, Class Y (a)	2,050,531	20,361,768

Total Fixed Income Funds (cost $101,808,150)		101,088,604

Money Market Fund 4.4%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)	12,420,068	12,420,068

Total Money Market Fund (cost $12,420,068)		12,420,068

Total Mutual Funds (cost $246,207,806)		262,190,910

Fixed Contract 7.5%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(c)	$21,166,503	$21,166,503

Total Fixed Contract (cost $21,166,503)		21,166,503

Total Investments (cost $267,374,309) (d) — 99.8%		283,357,413
Other assets in excess of liabilities — 0.2%		522,449

NET ASSETS — 100.0%		$283,879,862

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Investor Destinations Balanced Fund
Assets:
Investments in affiliates, at value (cost $267,374,309)	$283,357,413
Cash	386
Receivable for capital shares issued	8,435,204
Prepaid expenses	258

Total Assets	291,793,261

Liabilities:
Payable for investments purchased	7,760,241
Payable for capital shares redeemed	159
Accrued expenses and other payables:
Investment advisory fees	29,276
Fund administration fees	8,646
Distribution fees	56,300
Administrative servicing fees	32,022
Accounting and transfer agent fees	1,109
Trustee fees	4,954
Custodian fees	361
Compliance program costs (Note 3)	267
Professional fees	7,003
Printing fees	7,887
Other	5,174

Total Liabilities	7,913,399

Net Assets	$283,879,862

Represented by:
Capital	$266,131,765
Accumulated undistributed net investment income	1,237,735
Accumulated net realized gains from investment transactions with affiliates	527,258
Net unrealized appreciation/(depreciation) from investments in affiliates	15,983,104

Net Assets	$283,879,862

Net Assets:
Class II Shares	$283,290,549
Class VI Shares	589,313

Total	$283,879,862

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	21,805,445
Class VI Shares	45,362

Total	21,850,807

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.99
Class VI Shares	$12.99

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Investor Destinations Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,420,873
Interest income from affiliates	393,807
Other income from non-affiliates	40

Total Income	3,814,720

EXPENSES:
Investment advisory fees	188,934
Fund administration fees	55,083
Distribution fees Class II Shares	362,888
Distribution fees Class VI Shares(a)	450
Administrative servicing fees Class II Shares	217,734
Administrative servicing fees Class VI Shares(a)	90
Professional fees	19,677
Printing fees	19,161
Trustee fees	8,180
Custodian fees	5,754
Accounting and transfer agent fees	1,094
Compliance program costs (Note 3)	808
Other	8,978

Total expenses before earnings credit	888,831

Earnings credit (Note 5)	(2)

Net Expenses	888,829

NET INVESTMENT INCOME	2,925,891

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	505,636
Net realized gains from investment transactions with affiliates	566,108

Net realized gains from investments with affiliates	1,071,744

Net change in unrealized appreciation/(depreciation) from investments in affiliates	14,054,761

Net realized/unrealized gains from affiliated investments	15,126,505

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,052,396

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Investor Destinations Balanced Fund
	Year Ended December 31, 2010	Period Ended December 31, 2009(a)
Operations:
Net investment income	$2,925,891	$503,425
Net realized gains from investment transactions	1,071,744	504,086
Net change in unrealized appreciation from investments	14,054,761	1,928,343

Change in net assets resulting from operations	18,052,396	2,935,854

Distributions to Shareholders From:
Net investment income:
Class II	(1,872,351)	(508,128)
Class VI(b)	(2,143)	—
Net realized gains:
Class II	(456,103)	(407,058)
Class VI(b)	(892)	—

Change in net assets from shareholder distributions	(2,331,489)	(915,186)

Change in net assets from capital transactions	206,607,329	59,530,958

Change in net assets	222,328,236	61,551,626

Net Assets:
Beginning of year	61,551,626	—

End of year	$283,879,862	$61,551,626

Accumulated undistributed net investment income at end of year	$1,237,735	$2,989

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$207,233,027	$60,155,263
Dividends reinvested	2,328,454	915,186
Cost of shares redeemed	(3,516,194)	(1,539,491)

Total Class II	206,045,287	59,530,958

Class VI Shares(b)
Proceeds from shares issued	588,488	—
Dividends reinvested	3,035	—
Cost of shares redeemed	(29,481)	—

Total Class VI	562,042	—

Change in net assets from capital transactions	$206,607,329	$59,530,958

SHARE TRANSACTIONS:
Class II Shares
Issued	16,786,300	5,169,381
Reinvested	188,488	76,381
Redeemed	(286,762)	(128,344)

Total Class II Shares	16,688,026	5,117,418

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.
(b)	For the period from April 30, 2010 (commencement of operations) through December 31, 2010.

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Balanced Fund
	Year Ended December 31, 2010	Period Ended December 31, 2009(a)
Class VI Shares(b)
Issued	47,570	—
Reinvested	244	—
Redeemed	(2,452)	—

Total Class VI Shares	45,362	—

Total change in shares	16,733,388	5,117,418

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.
(b)	For the period from April 30, 2010 (commencement of operations) through December 31, 2010.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Redemption Fees	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)(c)	Ratio of expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2010(e)	$12.03	0.25	0.91	1.16	(0.17)	(0.03)	—	(0.20)	$12.99	9.81%	$283,290,549	0.61%	2.00%	0.61%	4.07%
Period Ended December 31, 2009(e)(f)	$10.00	0.27	2.04	2.31	(0.19)	(0.09)	—	(0.28)	$12.03	23.15%	$61,551,626	0.66%	2.94%	0.75%	14.53%

Class VI Shares
Period Ended December 31, 2010(e)(g)	$12.47	0.22	0.45	0.67	(0.12)	(0.03)	—	(0.15)	$12.99	5.51%	$589,313	0.51%	2.59%	0.51%	4.07%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.
(g)	For the period from April 30, 2010 (commencement of operations) through December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Balanced Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other series of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

16	Annual Report 2010

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended December 31, 2010, the rate ranged from 3.60% to 3.70%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially should the bond and stock markets decline simultaneously. Under most circumstances, the Nationwide Fixed Contract is valued each day at par, which is deemed to be fair value. The

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day’s net purchase or redemption.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$21,166,503	$—	$21,166,503
Mutual Funds	262,190,910	—	—	262,190,910
Total	$262,190,910	$21,166,503	$—	$283,357,413
*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b) Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c) Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to short term capital gains and losses and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax

18	Annual Report 2010

returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2009 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative servicing fees, and certain other expenses) from exceeding 0.28% for all share classes until April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2009 (a)	Fiscal Year 2010 Amount	Total
$14,393	$—	$14,393
(a)	For the period March 25, 2009 (commencement of operations) to December 31, 2009.

Amount designated as “—” is zero or has been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2010, NFS received $217,824 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $808.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the

20	Annual Report 2010

distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class VI shares of the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Market Value December 31, 2010
Nationwide Fixed Contract	$4,844,044	$16,174,928	$246,276	$393,807	$—	$21,166,503
NVIT Bond Index Fund, Class Y	18,407,478	64,167,697	1,408,852	1,602,595	66,445	80,726,836
NVIT Enhanced Index Fund, Class Y	4,847,501	15,859,767	244,871	183,648	(2,284)	20,361,768
NVIT International Index Fund, Class Y	7,414,583	25,382,822	670,043	547,055	82,264	34,369,025
NVIT Mid Cap Index Fund, Class Y	6,102,560	20,955,867	826,395	229,443	207,773	30,613,071
NVIT Money Market Fund, Class Y	2,573,390	11,392,201	1,545,522	16	—	12,420,068
NVIT S&P 500 Index Fund, Class Y	15,539,690	52,532,022	869,775	790,841	165,736	74,306,612
NVIT Small Cap Index Fund, Class Y	1,875,165	6,276,217	191,445	67,275	46,174	9,393,530
Amounts	designated as “—” are zero or have been rounded to zero.

5.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class VI shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $244.

For the year ended December 31, 2009, the Fund had no contributions to capital due to the collection of redemption fees.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $212,741,521 and sales of $6,003,179 (excluding short-term securities).

8.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation

22	Annual Report 2010

from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December, 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,992,231	$339,258	$2,331,489	$—	$2,331,489
Amount	designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December, 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$837,018	$78,168	$915,186	$—	$915,186
Amount	designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation) *	Total Accumulated Earnings (Deficit)
$1,401,213	$363,780	$1,764,993	$—	$—	$15,983,104	$17,748,097
*	The difference between book-basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$267,374,309	$17,213,836	$(1,230,732)	$15,983,104

2010 Annual Report	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Investor Destinations Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Balanced Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period March 25, 2009 (commencement of operations) through December 31, 2009 and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

24	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Investor Destinations Balanced Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 31.78%.

The Fund designates $339,258, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2010 Annual Report	25

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

26	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

28	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	29

NVIT Investor Destinations Capital

Appreciation Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-CAP (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return

2	Annual Report 2010

performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services,

2010 Annual Report	3

Important Disclosures (Continued)

Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Investor Destinations Capital Appreciation Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Investor Destinations Capital Appreciation Fund (Class II at NAV) returned 12.03% versus 12.26% for its composite benchmark, which consists of 70% Standard & Poor’s 500® (S&P 500) Index, 20% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 10% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 244 funds as of December 31, 2010) was 13.18% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund (with allocations within the Fund of approximately 32% and 13%, respectively) provided the most positive relative returns for the Fund, gaining 14.99% and 26.39%, respectively, during the reporting period. All 10 sectors within the S&P 500 and the S&P MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The consumer discretionary sector led the way within the S&P 500 with a return of 27.57%, and the information technology sector led the way within the S&P 400 with a return of 32.85%.

What areas of investment detracted from Fund performance?

None of the Fund’s eight underlying investments posted a negative return during the reporting period. The smallest relative contributions to the Fund came from the NVIT Enhanced Income Fund’s return of 1.09% and the Nationwide Contract’s return of 3.60% (with allocations within the Fund of approximately 4% and 4.25%, respectively). The Federal Reserve Board continued to adhere to its near-zero interest-rate policy throughout 2010. This contributed to the dampening of yields on ultra-short-term fixed-income securities (the principal investments held in the NVIT Enhanced Income Fund and the Nationwide Contract).

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007–2009. We believe the Fed will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Investor Destinations Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class II	12.03%	24.59%
Class VI3	12.07%	24.62%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2009.

[3]

These returns were achieved prior to the creation of Class VI shares (April 30, 2010) and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produce because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the redemption fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	1.11%	0.97%
Class VI	1.11%	0.97%

*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Capital Appreciation Fund versus performance of the Capital Appreciation Composite Index (a), Barclays Capital U.S. Aggregate Bond Index (b), the S&P 500 Index (c), the Citigroup 3-Month T-Bill Index (d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Capital Appreciation Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Capital Appreciation Composite is a combination of Barclays Capital U.S. Aggregate Bond Index (20%), S&P 500 Index (70%), and Citigroup 3-Month T-Bill Index (10%).

(b)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(d)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Investor Destinations Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Investor Destinations Capital Appreciation Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class II Shares	Actual		1,000.00	1,170.70	3.28	0.60
	Hypothetical	[c]	1,000.00	1,022.18	3.06	0.60
Class VI Shares	Actual		1,000.00	1,171.10	2.74	0.50
	Hypothetical	[c]	1,000.00	1,022.68	2.55	0.50

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Investor Destinations Capital Appreciation Fund

Asset Allocation
Equity Funds	71.9%
Fixed Income Funds	22.4%
Fixed Contract	4.0%
Money Market Fund	1.7%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Holdings †
NVIT S&P 500 Index Fund, Class Y	32.9%
NVIT International Index Fund, Class Y	19.8%
NVIT Bond Index Fund, Class Y	18.6%
NVIT Mid Cap Index Fund, Class Y	13.8%
NVIT Small Cap Index Fund, Class Y	5.4%
Nationwide Fixed Contract	4.0%
NVIT Enhanced Income Fund, Class Y	3.8%
NVIT Money Market Fund, Class Y	1.7%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Investor Destinations Capital Appreciation Fund

Mutual Funds 96.0%

	Shares	Market Value

Equity Funds 71.9%
NVIT International Index Fund, Class Y (a)	10,119,558	$86,319,831
NVIT Mid Cap Index Fund, Class Y (a)	3,247,279	59,944,767
NVIT S&P 500 Index Fund, Class Y (a)	16,399,239	143,329,345
NVIT Small Cap Index Fund, Class Y (a)	2,501,651	23,590,569

Total Equity Funds (cost $276,876,103)		313,184,512

Fixed Income Funds 22.4%
NVIT Bond Index Fund, Class Y (a)	7,781,780	81,086,146
NVIT Enhanced Income Fund, Class Y (a)	1,647,134	16,356,038

Total Fixed Income Funds (cost $97,925,808)		97,442,184

Money Market Fund 1.7%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)	7,280,687	7,280,687

Total Money Market Fund (cost $7,280,687)		7,280,687

Total Mutual Funds (cost $382,082,598)		417,907,383

Fixed Contract 4.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(c)	$17,365,336	$17,365,336

Total Fixed Contract (cost $17,365,336)		17,365,336

Total Investments (cost $399,447,934) (d) —100.0%		435,272,719
Liabilities in excess of other assets — 0.0%		(92,113)

NET ASSETS — 100.0%		$435,180,606

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Investor Destinations Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $399,447,934)	$435,272,719
Cash	609
Receivable for capital shares issued	3,179,145
Prepaid expenses	487

Total Assets	438,452,960

Liabilities:
Payable for investments purchased	3,043,566
Payable for capital shares redeemed	486
Accrued expenses and other payables:
Investment advisory fees	45,120
Fund administration fees	11,388
Distribution fees	86,770
Administrative servicing fees	49,339
Accounting and transfer agent fees	1,587
Trustee fees	6,822
Custodian fees	564
Compliance program costs (Note 3)	372
Professional fees	7,566
Printing fees	10,556
Other	8,218

Total Liabilities	3,272,354

Net Assets	$435,180,606

Represented by:
Capital	$396,782,568
Accumulated undistributed net investment income	1,884,519
Accumulated net realized gains from investment transactions with affiliates	688,734
Net unrealized appreciation/(depreciation) from investments in affiliates	35,824,785

Net Assets	$435,180,606

Net Assets:
Class II Shares	$434,945,360
Class VI Shares	235,246

Total	$435,180,606

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	30,536,213
Class VI Shares	16,527

Total	30,552,740

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$14.24
Class VI Shares	$14.23

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Investor Destinations Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,706,683
Interest income from affiliates	336,395
Other income from non-affiliates	61

Total Income	6,043,139

EXPENSES:
Investment advisory fees	312,244
Fund administration fees	71,335
Distribution fees Class II Shares	600,211
Distribution fees Class VI Shares (a)	264
Administrative servicing fees Class II Shares	360,128
Administrative servicing fees Class VI Shares (a)	53
Professional fees	25,544
Printing fees	19,830
Trustee fees	12,594
Custodian fees	9,521
Accounting and transfer agent fees	1,775
Compliance program costs (Note 3)	1,127
Other	12,082

Total expenses before earnings credit	1,426,708

Earnings credit (Note 5)	(2)

Net Expenses	1,426,706

NET INVESTMENT INCOME	4,616,433

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	551,022
Net realized gains from investment transactions with affiliates	748,207

Net realized gains from investments in affiliates	1,299,229

Net change in unrealized appreciation/(depreciation) from investments in affiliates	30,755,994

Net realized/unrealized gains from affiliated investments	32,055,223

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$36,671,656

(a)	For the period from April 30, 2010 (commencement of operations) through December 31, 2010.

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Investor Destinations Capital Appreciation Fund
	Year Ended December 31, 2010	Period Ended December 31, 2009 (a)
Operations:
Net investment income	$4,616,433	$989,666
Net realized gains from investment transactions	1,299,229	851,965
Net change in unrealized appreciation from investments	30,755,994	5,068,791

Change in net assets resulting from operations	36,671,656	6,910,422

Distributions to Shareholders From:
Net investment income:
Class II	(2,919,736)	(1,001,208)
Class VI (b)	(1,426)	–
Net realized gains:
Class II	(675,831)	(588,716)
Class VI (b)	(327)	–

Change in net assets from shareholder distributions	(3,597,320)	(1,589,924)

Change in net assets from capital transactions	284,683,379	112,102,393

Change in net assets	317,757,715	117,422,891

Net Assets:
Beginning of year	117,422,891	–

End of year	$435,180,606	$117,422,891

Accumulated undistributed net investment income at end of year	$1,884,519	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$282,183,749	$112,472,717
Dividends reinvested	3,595,567	1,589,924
Cost of shares redeemed	(1,308,049)	(1,960,248)

Total Class II	284,471,267	112,102,393

Class VI Shares (b)
Proceeds from shares issued	276,273	–
Dividends reinvested	1,753	–
Cost of shares redeemed	(65,914)	–

Total Class VI	212,112	–

Change in net assets from capital transactions	$284,683,379	$112,102,393

SHARE TRANSACTIONS:
Class II Shares
Issued	21,273,810	9,124,628
Reinvested	271,904	123,936
Redeemed	(101,729)	(156,336)

Total Class II Shares	21,443,985	9,092,228

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.
(b)	For the period from April 30, 2010 (commencement of operations) through December 31, 2010.

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Capital Appreciation Fund
	Year Ended December 31, 2010	Period Ended December 31, 2009 (a)
Class VI Shares (b)
Issued	21,250	–
Reinvested	132	–
Redeemed	(4,855)	–

Total Class VI Shares	16,527	–

Total change in shares	21,460,512	9,092,228

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.
(b)	For the period from April 30, 2010 (commencement of operations) through December 31, 2010.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Capital Appreciation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2010 (e)	$12.91	0.25	1.28	1.53	(0.17)	(0.03)	(0.20)	$14.24	12.03%	$434,945,360	0.59%	1.91%	0.59%	2.76%
Period Ended December 31, 2009 (e)(f)	$10.00	0.30	2.87	3.17	(0.19)	(0.07)	(0.26)	$12.91	31.81%	$117,422,891	0.60%	3.10%	0.63%	9.87%
Class VI Shares
Period Ended December 31, 2010 (e)(g)	$13.49	0.20	0.70	0.90	(0.13)	(0.03)	(0.16)	$14.23	6.81%	$235,246	0.50%	2.21%	0.50%	2.76%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.
(g)	For the period from April 30, 2010 (commencement of operations) through December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Capital Appreciation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other series of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

16	Annual Report 2010

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended December 31, 2010, the rate ranged from 3.60% to 3.70%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially should the bond and stock markets decline simultaneously. Under most circumstances, the Nationwide Fixed Contract is valued each day at par, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day’s net purchase or redemption.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$17,365,336	$—	$17,365,336
Mutual Funds	417,907,383	—	—	417,907,383
Total	$417,907,383	$17,365,336	$—	$435,272,719
*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to short term distributions and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a

18	Annual Report 2010

taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2009 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative servicing fees, and certain other expenses) from exceeding 0.28% for all share classes until April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2009 (a)	Fiscal Year 2010 Amount	Total
$9,592	$—	$9,592
(a)	For the period March 25, 2009 (commencement of operations) to December 31, 2009.

Amount designated as “—” is zero or has been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2010, NFS received $360,181 in Administrative Servicing fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,127.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the

20	Annual Report 2010

distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class VI shares of the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value December 31, 2010
Nationwide Fixed Contract, Class Y	$4,716,740	$12,399,057	$86,855	$336,395	$—	$17,365,336
NVIT Bond Index Fund, Class Y	23,452,496	58,714,909	896,316	1,769,825	50,172	81,086,146
NVIT Enhanced Income Fund, Class Y	4,682,204	11,843,493	86,855	157,329	(631)	16,356,038
NVIT International Index Fund, Class Y	23,751,603	57,918,530	846,316	1,464,408	130,293	86,319,831
NVIT Mid Cap Index Fund, Class Y	15,181,044	37,245,833	1,322,606	490,594	324,140	59,944,767
NVIT Money Market Fund, Class Y	2,352,641	7,239,637	2,311,592	12	—	7,280,687
NVIT S&P 500 Index Fund, Class Y	37,439,188	92,922,269	794,106	1,641,408	160,530	143,329,345
NVIT Small Cap Index Fund, Class Y	5,944,594	14,296,638	324,079	183,107	83,703	23,590,569

Amounts designated as “—” are zero or have been rounded to zero.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $292,580,366 and sales of $6,668,725 (excluding short-term securities).

7.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,157,857	$439,463	$3,597,320	$—	$3,597,320

Amount designated as “—” is zero or has been rounded to zero.

22	Annual Report 2010

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,405,576	$184,348	$1,589,924	$—	$1,589,924

Amount	designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,892,265	$680,988	$2,573,253	$—	$—	$35,824,785	$38,398,038
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$399,447,934	$37,106,901	$(1,282,116)	$35,824,785

2010 Annual Report	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Investor Destinations Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Capital Appreciation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations for the year then ended, the changes in its net assets for the period then ended and for the period March 25, 2009 (commencement of operations) through December 31, 2009 and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

24	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Investor Destinations Capital Appreciation Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 45.60%.

The Fund designates $439,463, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2010 Annual Report	25

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

26	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

28	Annual Report 2010

The address for each Officer is: % Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	29

NVIT Investor Destinations Conservative Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-CON (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales

2	Annual Report 2010

charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund

2010 Annual Report	3

Important Disclosures (Continued)

Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or

Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Investor Destinations Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Investor Destinations Conservative Fund (Class II at NAV) returned 5.89% versus 5.59% for its composite benchmark, which consists of 20% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 99 funds as of December 31, 2010) was 9.59% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, all seven underlying investments within the Fund posted positive returns. The NVIT Bond Index Fund and the NVIT S&P 500 Index Fund (with allocations within the Fund of approximately 40% and 10%, respectively) provided the most positive relative returns for the Fund, gaining 6.31% and 14.99%, respectively, during the reporting period. All sectors within the BARCAP U.S. Aggregate Bond Index posted positive returns. The best-performing sectors of the BARCAP U.S. Aggregate Bond Index during the reporting period were commercial mortgage-backed securities (CMBS), with a return of 20.40% and U.S. corporates, with 9.00%. All 10 sectors within the S&P 500 recorded positive returns during the reporting period; the consumer discretionary sector led the way with a return of 27.57%.

What areas of investment detracted from Fund performance?

None of the Fund’s seven underlying investments posted a negative return during the reporting period. The smallest relative contributions to the Fund came from the NVIT Money Market Fund’s return of 0.00% and the NVIT Enhanced Income Fund’s return of 1.09% (with allocations within the Fund of approximately 6% and 16%, respectively). The NVIT Money Market Fund provided no contribution to overall Fund performance as the Federal Reserve Board continued to adhere to its near-zero interest-rate policy throughout 2010. This contributed to the dampening of yields at the shortest end of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulting in virtually nonexistent returns on money market instruments (the principal investments held in the NVIT Money Market Fund) and minimal returns on ultra-short-term fixed-income securities (the principal investments held in the NVIT Enhanced Income Fund).

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007–2009. We believe the Fed will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Investor Destinations Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	Inception[2]
Class II3	5.89%	3.96%	4.01%
Class VI4	5.93%	3.97%	4.04%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Fund commenced operations on December 12, 2001.
[3]	As of April 30, 2004, all existing shares were designated Class II shares.
[4]

These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense Ratio*
Class II	0.90%
Class VI	0.90%
*	Current effective prospectus dated May 1, 2010. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Conservative Fund versus performance of the Conservative Composite Index(a), the S&P 500 Index(b), Barclays Capital U.S. Aggregate Bond Index(c), the Citigroup 3-Month T-Bill Index(d), the and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite is a combination of Barclays Capital U.S. Aggregate Bond Index (35%), S&P 500 Index (20%), and Citigroup 3-Month T-Bill Index (45%).

(b)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Investor Destinations Conservative Fund		Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class II Shares	Actual	1,000.00	1,050.60	3.05	0.59
	Hypothetical[c]	1,000.00	1,022.23	3.01	0.59
Class VI Shares	Actual	1,000.00	1,051.80	3.05	0.59
	Hypothetical[c]	1,000.00	1,022.23	3.01	0.59

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Investor Destinations Conservative Fund

Asset Allocation
Fixed Income Funds	54.6%
Equity Funds	21.7%
Fixed Contract	17.8%
Money Market Fund	5.9%
Liabilities in excess of other assets ‡	0.0%

100.0%

Top Holdings †
NVIT Bond Index Fund, Class Y	38.9%
Nationwide Fixed Contract	17.8%
NVIT Enhanced Income Fund, Class Y	15.7%
NVIT S&P 500 Index Fund, Class Y	10.9%
NVIT Money Market Fund, Class Y	5.9%
NVIT Mid Cap Index Fund, Class Y	5.6%
NVIT International Index Fund, Class Y	5.2%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Investor Destinations Conservative Fund

Mutual Funds 82.2%

	Shares	Market Value

Equity Funds 21.7%
NVIT International Index Fund, Class Y (a)	3,087,295	$26,334,630
NVIT Mid Cap Index Fund, Class Y (a)	1,540,026	28,428,880
NVIT S&P 500 Index Fund, Class Y (a)	6,293,751	55,007,385

Total Equity Funds (cost $85,985,685)		109,770,895

Fixed Income Funds 54.6%
NVIT Bond Index Fund, Class Y (a)	18,842,705	196,340,984
NVIT Enhanced Income Fund, Class Y (a)	8,007,401	79,513,487

Total Fixed Income Funds (cost $272,787,439)		275,854,471

Money Market Fund 5.9%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)	29,850,096	29,850,096

Total Money Market Fund (cost $29,850,096)		29,850,096

Total Mutual Funds (cost $388,623,220)		415,475,462

Fixed Contract 17.8%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60%(a)(c)	$90,163,672	$90,163,672

Total Fixed Contract (cost $90,163,672)		90,163,672

Total Investments (cost $478,786,892) (d) —100.0%		505,639,134
Liabilities in excess of other assets — 0.0%		(164,809)

NET ASSETS — 100.0%		$505,474,325

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $478,786,892)	$505,639,134
Cash	707
Receivable for capital shares issued	664,520
Prepaid expenses	1,128

Total Assets	506,305,489

Liabilities:
Payable for investments purchased	524,574
Payable for capital shares redeemed	24,795
Accrued expenses and other payables:
Investment advisory fees	55,565
Fund administration fees	13,200
Distribution fees	106,857
Administrative servicing fees	64,072
Accounting and transfer agent fees	3,514
Trustee fees	3,978
Custodian fees	888
Compliance program costs (Note 3)	257
Professional fees	11,109
Printing fees	12,127
Other	10,228

Total Liabilities	831,164

Net Assets	$505,474,325

Represented by:
Capital	$474,140,950
Accumulated undistributed net investment income	2,532,197
Accumulated net realized gains from investment transactions with affiliates	1,948,936
Net unrealized appreciation/(depreciation) from investments in affiliates	26,852,242

Net Assets	$505,474,325

Net Assets:
Class II Shares	$488,007,697
Class VI Shares	17,466,628

Total	$505,474,325

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	47,884,651
Class VI Shares	1,721,516

Total	49,606,167

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.19
Class VI Shares	$10.15

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$9,287,550
Interest income from affiliates	2,728,275
Other income from non-affiliates	87

Total Income	12,015,912

EXPENSES:
Investment advisory fees	582,191
Fund administration fees	98,902
Distribution fees Class II Shares	1,074,834
Distribution fees Class VI Shares	44,776
Administrative servicing fees Class II Shares	644,903
Administrative servicing fees Class VI Shares	26,866
Professional fees	36,947
Printing fees	20,303
Trustee fees	16,219
Custodian fees	17,693
Accounting and transfer agent fees	4,445
Compliance program costs (Note 3)	1,005
Other	20,808

Total expenses before earnings credit	2,589,892

Earnings credit (Note 6)	(4)

Net Expenses	2,589,888

NET INVESTMENT INCOME	9,426,024

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,236,101
Net realized losses from investment transactions with affiliates	(784,668)

Net realized gains from investments in affiliates	451,433

Net change in unrealized appreciation/(depreciation) from investments in affiliates	16,657,695

Net realized/unrealized gains from affiliated investments	17,109,128

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,535,152

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Investor Destinations Conservative Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$9,426,024	$9,169,806
Net realized gains/(losses) from investment transactions	451,433	(14,750,595)
Net change in unrealized appreciation from investments	16,657,695	38,006,528

Change in net assets resulting from operations	26,535,152	32,425,739

Distributions to Shareholders From:
Net investment income:
Class II	(9,423,161)	(6,584,883)
Class VI	(412,983)	(166,394)
Net realized gains:
Class II	(1,155,091)	(1,898,084)
Class VI	(63,810)	(47,482)

Change in net assets from shareholder distributions	(11,055,045)	(8,696,843)

Change in net assets from capital transactions	89,010,148	30,958,130

Change in net assets	104,490,255	54,687,026

Net Assets:
Beginning of year	400,984,070	346,297,044

End of year	$505,474,325	$400,984,070

Accumulated undistributed net investment income at end of year	$2,532,197	$2,476,990

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$134,185,672	$111,737,202
Dividends reinvested	10,578,252	8,482,967
Cost of shares redeemed	(60,823,565)	(92,942,922)

Total Class II	83,940,359	27,277,247

Class VI Shares
Proceeds from shares issued	18,888,949	7,079,196
Dividends reinvested	476,793	213,876
Cost of shares redeemed	(14,295,953)	(3,612,189)

Total Class VI	5,069,789	3,680,883

Change in net assets from capital transactions	$89,010,148	$30,958,130

SHARE TRANSACTIONS:
Class II Shares
Issued	13,464,466	11,902,595
Reinvested	1,067,208	897,582
Redeemed	(6,080,291)	(9,918,921)

Total Class II Shares	8,451,383	2,881,256

Class VI Shares
Issued	1,911,094	739,434
Reinvested	48,341	22,745
Redeemed	(1,445,519)	(376,685)

Total Class VI Shares	513,916	385,494

Total change in shares	8,965,299	3,266,750

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Redemption Fees	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2010 (c)	$9.87	0.21	0.36	0.57	(0.22)	(0.03)	–	(0.25)	$10.19	5.89%	$488,007,697	0.58%	2.10%	0.58%	11.91%
Year Ended December 31, 2009 (c)	$9.27	0.24	0.59	0.83	(0.18)	(0.05)	–	(0.23)	$9.87	9.08%	$389,117,123	0.57%	2.55%	0.57%	42.55%
Year Ended December 31, 2008	$10.40	0.30	(0.91)	(0.61)	(0.34)	(0.18)	–	(0.52)	$9.27	(6.02)%	$338,713,566	0.56%	3.04%	0.56%	24.69%
Year Ended December 31, 2007	$10.46	0.37	0.19	0.56	(0.37)	(0.25)	–	(0.62)	$10.40	5.38%	$309,288,876	0.57%	3.52%	0.57%	101.35%
Year Ended December 31, 2006	$10.27	0.32	0.29	0.61	(0.32)	(0.10)	–	(0.42)	$10.46	6.16%	$304,610,311	0.57%	3.10%	0.57%	45.93%

Class VI Shares
Year Ended December 31, 2010 (c)	$9.83	0.22	0.36	0.58	(0.23)	(0.03)	–	(0.26)	$10.15	5.93%	$17,466,628	0.58%	2.20%	0.58%	11.91%
Year Ended December 31, 2009 (c)	$9.22	0.25	0.59	0.84	(0.18)	(0.05)	–	(0.23)	$9.83	9.25%	$11,866,947	0.57%	2.64%	0.57%	42.55%
Year Ended December 31, 2008	$10.36	0.32	(0.94)	(0.62)	(0.34)	(0.18)	–	(0.52)	$9.22	(6.17)%	$7,583,478	0.55%	3.14%	0.55%	24.69%
Year Ended December 31, 2007	$10.43	0.37	0.19	0.56	(0.38)	(0.25)	–	(0.63)	$10.36	5.43%	$5,409,132	0.56%	3.58%	0.56%	101.35%
Year Ended December 31, 2006	$10.26	0.31	0.29	0.60	(0.33)	(0.10)	–	(0.43)	$10.43	6.13%	$5,941,683	0.57%	3.13%	0.57%	45.93%

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other series of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended December 31, 2010, the rate ranged from 3.60% to 3.70%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contact should reduce the Fund’s volatility and overall risk, especially should the bond and stock markets decline simultaneously. Under most circumstances, the Nationwide Fixed Contract is valued each day at par, which is deemed to be fair value. The

16	Annual Report 2010

par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day’s net purchase or redemption.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$90,163,672	$—	$90,163,672
Mutual Funds	415,475,462	—	—	415,475,462
Total	$415,475,462	$90,163,672	$—	$505,639,134

*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to adjustments to prior period accumulated balances, short term distributions, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the values of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%
Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

18	Annual Report 2010

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2010, NFS received $671,769 in Administrative Servicing fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,005.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class VI shares of the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Underlying Funds. A summary of the Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Market Value December 31, 2010
Nationwide Fixed Contract	$68,228,828	$26,468,788	$7,262,220	$2,728,275	$—	$90,163,672
NVIT Bond Index Fund, Class Y	160,211,347	55,932,233	22,673,528	6,281,343	1,164,561	196,340,984
NVIT Enhanced Income Fund, Class Y	68,043,278	19,715,093	7,771,534	1,245,052	(99,112)	79,513,487
NVIT International Index Fund, Class Y	20,361,278	6,682,722	2,284,191	572,269	(706,192)	26,334,630
NVIT Mid Cap Index Fund, Class Y	20,045,339	6,414,923	3,584,191	330,598	(339,323)	28,428,880
NVIT Money Market Fund, Class Y	24,255,132	10,896,295	5,301,330	55	—	29,850,096
NVIT S&P 500 Index Fund, Class Y	40,058,854	13,169,148	4,568,382	858,233	(804,602)	55,007,385
Amounts	designated as “—” are zero or have been rounded to zero.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

5.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class VI shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $14,435.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $4,470.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $139,279,202 and sales of $53,445,376 (excluding short-term securities).

8.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

20	Annual Report 2010

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,836,144	$1,218,901	$11,055,045	$—	$11,055,045

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,942,074	$1,754,769	$8,696,843	$—	$8,696,843

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,532,197	$1,966,953	$4,499,150	$—	$—	$26,834,225	$31,333,375
*	The difference between book-basis and the tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$478,804,909	$28,718,235	$(1,884,010)	$26,834,225

22	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide NVIT Investor Destinations Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Investor Destinations Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	23

Supplemental Information

(Unaudited)

NVIT Investor Destinations Conservative Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 11.87%.

The Fund designates $1,218,901, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

24	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	25

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

26	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28	Annual Report 2010

NVIT Investor Destinations Moderate Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-MOD (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return

2	Annual Report 2010

performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

2010 Annual Report	3

Important Disclosures (Continued)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Investor Destinations Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Investor Destinations Moderate Fund (Class II at NAV) ) returned 10.91% versus 11.13% for its composite benchmark, which consists of 60% Standard & Poor’s 500® (S&P 500) Index, 25% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 216 funds as of December 31, 2010) was 11.32% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund (with allocations within the Fund of approximately 30% and 10%, respectively) provided the most positive relative returns for the Fund, gaining 14.99% and 26.39%, respectively, during the reporting period. All 10 sectors within the S&P 500 and the S&P MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The consumer discretionary sector led the way within the S&P 500 with a return of 27.57%, and the information technology sector led the way within the S&P 400 with a return of 32.85%.

What areas of investment detracted from Fund performance?

None of the Fund’s eight underlying investments posted a negative return during the reporting period. The smallest relative contributions to the Fund came from the NVIT Money Market Fund’s return of 0.00%

and the NVIT Enhanced Income Fund’s return of 1.09% (with allocations within the Fund of approximately 2.5% and 6.0%, respectively). The NVIT Money Market Fund provided no contribution to overall Fund performance as the Federal Reserve Board continued to adhere to its near-zero interest-rate policy throughout 2010. This contributed to the dampening of yields at the shortest end of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulting in virtually nonexistent returns on money market instruments (the principal investments held in the NVIT Money Market Fund) and minimal returns on ultra-short-term fixed-income securities (the principal investments held in the NVIT Enhanced Income Fund).

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007–2009. We believe the Fed will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Investor Destinations Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	Inception[2]
Class II3	10.91%	3.61%	4.64%
Class VI4	10.86%	3.62%	4.67%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	As of April 30, 2004, all existing shares were designated Class II shares.

[4]

These returns were achieved prior to the creation of Class VI shares (April 30, 2004) and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense Ratio*
Class II	0.86%
Class VI	0.86%
*	Current effective prospectus dated May 1, 2010. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderate Fund versus performance of the Moderate Composite Index (a), S&P 500 Index(b), Barclays Capital U.S. Aggregate Bond Index (c), the Citigroup 3-Month T-Bill Index (d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of S&P 500 Index (60%), Barclays Capital U.S. Aggregate Bond Index (25%) and Citigroup 3-Month T-Bill Index (15%).

(b)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Investor Destinations Moderate Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class II Shares	Actual		1,000.00	1,145.60	3.08	0.57
	Hypothetical	[c]	1,000.00	1,022.33	2.91	0.57
Class VI Shares	Actual		1,000.00	1,145.20	3.08	0.57
	Hypothetical	[c]	1,000.00	1,022.33	2.91	0.57

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Investor Destinations Moderate Fund

Asset Allocation
Equity Funds	62.6%
Fixed Income Funds	28.9%
Fixed Contract	6.2%
Money Market Fund	2.4%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
NVIT S&P 500 Index Fund, Class Y	31.3%
NVIT Bond Index Fund, Class Y	23.2%
NVIT International Index Fund, Class Y	15.0%
NVIT Mid Cap Index Fund, Class Y	10.8%
Nationwide Fixed Contract	6.2%
NVIT Enhanced Income Fund, Class Y	5.6%
NVIT Small Cap Index Fund, Class Y	5.5%
NVIT Money Market Fund, Class Y	2.4%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Investor Destinations Moderate Fund

Mutual Funds 93.9%

	Shares	Market Value

Equity Funds 62.6%
NVIT International Index Fund, Class Y (a)	53,601,186	$457,218,116
NVIT Mid Cap Index Fund, Class Y (a)	17,825,058	329,050,564
NVIT S&P 500 Index Fund, Class Y (a)	109,085,968	953,411,359
NVIT Small Cap Index Fund, Class Y (a)	17,916,510	168,952,688

Total Equity Funds (cost $1,853,117,782)		1,908,632,727

Fixed Income Funds 28.9%
NVIT Bond Index Fund, Class Y (a)	67,948,072	708,018,912
NVIT Enhanced Income Fund, Class Y (a)	17,338,943	172,175,706

Total Fixed Income Funds (cost $859,025,365)		880,194,618

Money Market Fund 2.4%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)	71,717,364	71,717,364

Total Money Market Fund (cost $71,717,364)		71,717,364

Total Mutual Funds (cost $2,783,860,511)		2,860,544,709

Fixed Contract 6.2%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(c)	$188,999,844	$188,999,844

Total Fixed Contract (cost $188,999,844)		188,999,844

Total Investments (cost $2,972,860,355) (d) — 100.1%		3,049,544,553
Liabilities in excess of other assets — (0.1)%		(2,531,756)

NET ASSETS — 100.0%		$3,047,012,797

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $2,972,860,355)	$3,049,544,553
Cash	5,152
Interest and dividends receivable	8,028
Receivable for investments sold	12,945,941
Receivable for capital shares issued	182,226
Prepaid expenses	7,649

Total Assets	3,062,693,549

Liabilities:
Payable for capital shares redeemed	14,028,108
Accrued expenses and other payables:
Investment advisory fees	334,645
Fund administration fees	62,095
Distribution fees	643,555
Administrative servicing fees	406,489
Accounting and transfer agent fees	21,702
Trustee fees	18,787
Custodian fees	7,883
Compliance program costs (Note 3)	3,842
Professional fees	51,801
Printing fees	34,738
Other	67,107

Total Liabilities	15,680,752

Net Assets	$3,047,012,797

Represented by:
Capital	$3,001,533,923
Accumulated undistributed net investment income	13,805,316
Accumulated net realized losses from investment transactions with affiliates	(45,010,640)
Net unrealized appreciation/(depreciation) from investments in affiliates	76,684,198

Net Assets	$3,047,012,797

Net Assets:
Class II Shares	$3,023,335,082
Class VI Shares	23,677,715

Total	$3,047,012,797

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	286,429,436
Class VI Shares	2,254,831

Total	288,684,267

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.56
Class VI Shares	$10.50

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$59,246,617
Interest income from affiliates	6,241,144
Other income from non-affiliates	1,161

Total Income	65,488,922

EXPENSES:
Investment advisory fees	3,670,877
Fund administration fees	458,475
Distribution fees Class II Shares	7,002,883
Distribution fees Class VI Shares	56,567
Administrative servicing fees Class II Shares	4,201,750
Administrative servicing fees Class VI Shares	33,941
Professional fees	157,289
Printing fees	43,152
Trustee fees	94,813
Custodian fees	110,366
Accounting and transfer agent fees	27,840
Compliance program costs (Note 3)	6,151
Other	117,249

Total expenses before earnings credit	15,981,353

Earnings credit (Note 6)	(12)

Net Expenses	15,981,341

NET INVESTMENT INCOME	49,507,581

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,710,542
Net realized losses from investment transactions with affiliates	(28,981,542)
Net realized gain from investment transactions with non-affiliates	55,567

Net realized losses from investments in affiliates	(24,215,433)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	272,792,576

Net realized/unrealized gains from affiliated investments	248,577,143

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$298,084,724

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderate Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$49,507,581	$55,113,915
Net realized losses from investment transactions	(24,215,433)	(123,205,188)
Net change in unrealized appreciation from investments	272,792,576	516,256,584

Change in net assets resulting from operations	298,084,724	448,165,311

Distributions to Shareholders From:
Net investment income:
Class II	(54,731,468)	(37,309,718)
Class VI	(448,586)	(266,318)
Net realized gains:
Class II	–	(56,803,828)
Class VI	–	(406,694)

Change in net assets from shareholder distributions	(55,180,054)	(94,786,558)

Change in net assets from capital transactions	29,472,012	188,334,668

Change in net assets	272,376,682	541,713,421

Net Assets:
Beginning of year	2,774,636,115	2,232,922,694

End of year	$3,047,012,797	$2,774,636,115

Accumulated undistributed net investment income at end of year	$13,805,316	$17,791,332

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$164,435,055	$154,354,723
Proceeds from shares issued in acquisition of JPMorgan NVIT Balanced Fund (Note 10)	–	95,904,573
Dividends reinvested	54,731,468	94,113,670
Cost of shares redeemed	(190,845,840)	(157,126,263)

Total Class II	28,320,683	187,246,703

Class VI Shares
Proceeds from shares issued	7,836,406	6,148,683
Dividends reinvested	448,586	673,012
Cost of shares redeemed	(7,133,663)	(5,733,730)

Total Class VI	1,151,329	1,087,965

Change in net assets from capital transactions	$29,472,012	$188,334,668

SHARE TRANSACTIONS:
Class II Shares
Issued	16,603,132	17,809,978
Issued in acquisition of JPMorgan NVIT Balanced Fund (Note 10)	–	11,522,693
Reinvested	5,556,877	10,337,950
Redeemed	(19,265,117)	(18,076,647)

Total Class II Shares	2,894,892	21,593,974

Class VI Shares
Issued	798,792	665,954
Reinvested	45,780	74,332
Redeemed	(735,523)	(653,731)

Total Class VI Shares	109,049	86,555

Total change in shares	3,003,941	21,680,529

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderate Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Redemption Fees	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2010 (c)	$9.71	0.17	0.87	1.04	(0.19)	–	–	(0.19)	$10.56	10.91%		$3,023,335,082	0.57%	1.75%	0.57%	7.21%
Year Ended December 31, 2009 (c)	$8.46	0.20	1.39	1.59	(0.14)	(0.20)	–	(0.34)	$9.71	19.14%		$2,753,893,536	0.56%	2.26%	0.56%	22.60%	(d)
Year Ended December 31, 2008	$12.44	0.27	(2.98)	(2.71)	(0.31)	(0.96)	–	(1.27)	$8.46	(23.20%	)	$2,215,598,246	0.56%	2.41%	0.56%	19.00%
Year Ended December 31, 2007	$12.28	0.32	0.38	0.70	(0.34)	(0.20)	–	(0.54)	$12.44	5.66%		$2,982,977,086	0.55%	2.54%	0.55%	75.27%
Year Ended December 31, 2006	$11.40	0.26	1.01	1.27	(0.28)	(0.11)	–	(0.39)	$12.28	11.35%		$2,503,357,787	0.57%	2.32%	0.57%	5.69%

Class VI Shares
Year Ended December 31, 2010 (c)	$9.67	0.17	0.85	1.02	(0.19)	–	–	(0.19)	$10.50	10.86%		$23,677,715	0.57%	1.75%	0.57%	7.21%
Year Ended December 31, 2009 (c)	$8.41	0.20	1.40	1.60	(0.14)	(0.20)	–	(0.34)	$9.67	19.37%		$20,742,579	0.56%	2.26%	0.56%	22.60%	(d)
Year Ended December 31, 2008	$12.40	0.26	(2.98)	(2.72)	(0.31)	(0.96)	–	(1.27)	$8.41	(23.37%	)	$17,324,448	0.56%	2.43%	0.56%	19.00%
Year Ended December 31, 2007	$12.25	0.32	0.38	0.70	(0.35)	(0.20)	–	(0.55)	$12.40	5.70%		$23,169,643	0.55%	2.51%	0.55%	75.27%
Year Ended December 31, 2006	$11.38	0.26	1.02	1.28	(0.30)	(0.11)	–	(0.41)	$12.25	11.44%		$21,037,825	0.56%	2.30%	0.56%	5.69%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Excludes merger activity.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderate Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating its investments primarily among other series of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended December 31, 2010, the rate ranged from 3.60% to 3.70%. Because the contract is guaranteed by Nationwide Life, assuming no default, the

16	Annual Report 2010

Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contact should reduce the Fund’s volatility and overall risk, especially should the bond and stock markets decline simultaneously. Under most circumstances, the Nationwide Fixed Contract is valued each day at par, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day’s net purchase or redemption.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$188,999,844	$—	$188,999,844
Mutual Funds	2,860,544,709	—	—	2,860,544,709
Total	$2,860,544,709	$188,999,844	$—	$3,049,544,553
*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to Internal Revenue Code Section 267 loss deferrals disallowed and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

18	Annual Report 2010

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2010, NFS received $4,235,691 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $6,151.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class VI shares of the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

Underlying Fund	Market Value December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value December 31, 2010
Nationwide Fixed Contract, Class Y	$173,521,179	$19,938,398	$10,700,877	$6,241,144	$—	$188,999,844
Nationwide International Index Fund, Institutional Class	44,628,881	487,792	44,304,386	487,792	(11,243,835)	—
NVIT Bond Index Fund, Class Y	691,312,019	50,615,278	48,198,310	24,413,446	2,448,881	708,018,912
NVIT Enhanced Income Fund, Class Y	159,534,592	18,142,690	4,498,293	2,739,310	(11,386)	172,175,706
NVIT International Index Fund, Class Y	376,358,376	63,737,145	5,487,527	9,774,864	(1,000,418)	457,218,116
NVIT Mid Cap Index Fund, Class Y	276,358,604	13,160,249	26,379,324	4,093,939	(6,245,341)	329,050,564
NVIT Money Market Fund, Class Y	83,248,871	2,182,839	13,714,346	154	—	71,717,364
NVIT S&P 500 Index Fund, Class Y	831,836,726	51,606,106	38,637,973	15,813,878	(10,459,043)	953,411,359
NVIT Small Cap Index Fund, Class Y	139,321,797	6,288,605	10,839,662	1,923,234	(2,470,400)	168,952,688

Amounts designated as “—” are zero or have been rounded to zero.

5.   Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class VI shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $2,836.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $1,049.

6.   Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any

20	Annual Report 2010

overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $226,159,102 and sales of $202,760,698 (excluding short-term securities).

8.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Other

On April 24, 2009, the Fund acquired all of the net assets of JPMorgan NVIT Balanced Fund, pursuant to a Plan of Reorganization and Liquidation approved by JPMorgan NVIT Balanced Fund shareholders on April 14, 2009. The purpose of the reorganization was to combine funds managed by NFA that had similar investment objectives and strategies. The reorganization was accomplished by (i) a taxable exchange of 11,522,693 Class II shares of the Fund, valued at $95,904,573 for the assets of JPMorgan NVIT Balanced Fund, (ii) the pro rata distribution of the Fund shares to the shareholders of JPMorgan NVIT Balanced Fund in exchange for their 14,067,276 shares outstanding on

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

April 24, 2009, and (iii) the complete liquidation of the JPMorgan NVIT Balanced Fund. The principal asset acquired by the Fund was cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. The fair value of the assets acquired became the asset’s new cost basis. Immediately prior to the reorganization, the net assets of the Fund were $2,211,458,761.

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2009 are as follows:

—	Net investment income $55,944,694;

—	Net gain on investments $350,805,856; and

—	Net increase in net assets resulting from operations $406,750,550.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of JPMorgan NVIT Balanced Fund that have been included in the Fund’s Statement of Operations since April 24, 2009.

11. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,180,054	$—	$55,180,054	$—	$55,180,054

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$38,265,294	$56,521,264	$94,786,558	$—	$94,786,558

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$13,805,316	$—	$13,805,316	$—	$(43,796,767)	$75,470,325	$45,478,874
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

22	Annual Report 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,974,074,228	$231,021,110	$(155,550,785)	$75,470,325

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$34,339,487	2017
$9,457,280	2018

2010 Annual Report	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide NVIT Investor Destinations Moderate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Investor Destinations Moderate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

24	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Investor Destinations Moderate Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 40.61%.

2010 Annual Report	25

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

26	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

28	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	29

NVIT Investor Destinations Moderately Aggressive Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-MAG (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2	Annual Report 2010

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities

Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively,

2010 Annual Report	3

Important Disclosures (Continued)

to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Disclosures

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Investor Destinations Moderately Aggressive Fund (Class II at NAV) returned 12.83% versus 13.36% for its composite benchmark, which consists of 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 244 funds as of December 31, 2010) was 13.18% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund (with allocations within the Fund of approximately 35% and 15%, respectively) provided the most positive relative returns for the Fund, gaining 14.99% and 26.39%, respectively, during the reporting period. All 10 sectors within the S&P 500 and the S&P MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The consumer discretionary sector led the way within the S&P 500 with a return of 27.57%, and the information technology sector led the way within the S&P 400 with a return of 32.85%.

What areas of investment detracted from Fund performance?

None of the Fund’s eight underlying investments

posted a negative return during the reporting period.

The smallest relative contributions to the Fund came from the NVIT Enhanced Income Fund’s return of 1.09% and the Nationwide Contract’s return of 3.60% (with allocations within the Fund of approximately 2.5% each). The Federal Reserve Board continued to adhere to its near-zero interest-rate policy throughout 2010. This contributed to the dampening of yields on ultra-short-term fixed-income securities (the principal investments held in the NVIT Enhanced Income Fund and the Nationwide Contract).

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007–2009. We believe the Fed will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Investor Destinations Moderately Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	Inception[2]
Class II3	12.83%	3.20%	4.86%
Class VI4	12.92%	3.20%	4.88%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	As of April 30, 2004, all existing shares were designated Class II shares.

[4]

These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense Ratio*
Class II	0.87%
Class VI	0.87%
*	Current effective prospectus dated May 1, 2010. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Aggressive Fund versus performance of the Moderately Aggressive Composite Index(a), S&P 500 Index(b), Barclays Capital U.S. Aggregate Bond Index(c), Citigroup 3-Month T-Bill Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 Index (80%), the Barclays Capital U.S. Aggregate Bond Index (15%) and the Citigroup 3-Month T-Bill Index (5%).

(b)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Investor Destinations Moderately Aggressive Fund		Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class II Shares	Actual	1,000.00	1,195.20	3.15	0.57
	Hypothetical[c]	1,000.00	1,022.33	2.91	0.57
Class VI Shares	Actual	1,000.00	1,196.50	3.16	0.57
	Hypothetical[c]	1,000.00	1,022.33	2.91	0.57

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

C	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Investor Destinations Moderately Aggressive Fund

Asset Allocation
Equity Funds	81.8%
Fixed Income Funds	16.0%
Fixed Contract	2.3%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings †
NVIT S&P 500 Index Fund, Class Y	35.8%
NVIT International Index Fund, Class Y	21.9%
NVIT Mid Cap Index Fund, Class Y	15.9%
NVIT Bond Index Fund, Class Y	13.7%
NVIT Small Cap Index Fund, Class Y	5.4%
Nationwide International Index Fund, Institutional Class	2.7%
Nationwide Fixed Contract	2.3%
NVIT Enhanced Income Fund, Class Y	2.3%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Investor Destinations Moderately Aggressive Fund

Mutual Funds 97.8%

	Shares	Market Value

Equity Funds 81.8%
Nationwide International Index Fund, Institutional Class (a)	6,793,634	$50,408,767
NVIT International Index Fund, Class Y (a)	48,445,654	413,241,424
NVIT Mid Cap Index Fund, Class Y (a)	16,273,302	300,405,156
NVIT S&P 500 Index Fund, Class Y (a)	77,427,193	676,713,666
NVIT Small Cap Index Fund, Class Y (a)	10,914,066	102,919,646

Total Equity Funds (cost $1,605,549,869)		1,543,688,659

Fixed Income Funds 16.0%
NVIT Bond Index Fund, Class Y (a)	24,781,653	258,224,820
NVIT Enhanced Income Fund, Class Y (a)	4,405,625	43,747,855

Total Fixed Income Funds (cost $294,053,975)		301,972,675

Total Mutual Funds (cost $1,899,603,844)		1,845,661,334

Fixed Contract 2.3%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(b)	$43,899,664	$43,899,664

Total Fixed Contract (cost $43,899,664)		43,899,664

Total Investments (cost $1,943,503,508) (c) — 100.1%		1,889,560,998
Liabilities in excess of other assets — (0.1)%		(1,086,876)

NET ASSETS — 100.0%		$1,888,474,122

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an Integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,943,503,508)	$1,889,560,998
Cash	3,263
Receivable for investments sold	2,474,074
Receivable for capital shares issued	234,247
Prepaid expenses	5,017

Total Assets	1,892,277,599

Liabilities:
Payable for capital shares redeemed	2,771,758
Accrued expenses and other payables:
Investment advisory fees	207,353
Fund administration fees	39,470
Distribution fees	398,760
Administrative servicing fees	251,314
Accounting and transfer agent fees	13,448
Trustee fees	10,220
Custodian fees	3,311
Compliance program costs (Note 3)	2,862
Professional fees	37,829
Printing fees	26,059
Other	41,093

Total Liabilities	3,803,477

Net Assets	$1,888,474,122

Represented by:
Capital	$1,994,533,379
Accumulated undistributed net investment income	8,263,844
Accumulated net realized losses from investment transactions with affiliates	(60,380,591)
Net unrealized appreciation/(depreciation) from investments in affiliates	(53,942,510)

Net Assets	$1,888,474,122

Net Assets:
Class II Shares	$1,878,171,300
Class VI Shares	10,302,822

Total	$1,888,474,122

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	180,703,500
Class VI Shares	997,032

Total	181,700,532

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.39
Class VI Shares	$10.33

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$37,589,257
Interest income from affiliates	1,526,838
Other income from non-affiliates	319

Total Income	39,116,414

EXPENSES:
Investment advisory fees	2,332,255
Fund administration fees	297,067
Distribution fees Class II Shares	4,457,736
Distribution fees Class VI Shares	27,415
Administrative servicing fees Class II Shares	2,674,654
Administrative servicing fees Class VI Shares	16,449
Professional fees	120,799
Printing fees	30,172
Trustee fees	58,333
Custodian fees	69,771
Accounting and transfer agent fees	18,028
Compliance program costs (Note 3)	3,922
Other	75,795

Total expenses before earnings credit	10,182,396

Earnings credit (Note 6)	(2)

Net Expenses	10,182,394

NET INVESTMENT INCOME	28,934,020

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,897,969
Net realized losses from investment transactions with affiliates	(62,169,968)

Net realized losses from investments in affiliates	(60,271,999)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	249,682,397

Net realized/unrealized gains from affiliated investments	189,410,398

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$218,344,418

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Aggressive Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$28,934,020	$33,947,610
Net realized losses from investment transactions	(60,271,999)	(94,887,117)
Net change in unrealized appreciation from investments	249,682,397	435,819,671

Change in net assets resulting from operations	218,344,418	374,880,164

Distributions to Shareholders From:
Net investment income:
Class II	(33,365,083)	(21,622,480)
Class VI	(208,404)	(136,488)
Net realized gains:
Class II	–	(70,751,258)
Class VI	–	(503,675)

Change in net assets from shareholder distributions	(33,573,487)	(93,013,901)

Change in net assets from capital transactions	(137,965,494)	(13,609,566)

Change in net assets	46,805,437	268,256,697

Net Assets:
Beginning of year	1,841,668,685	1,573,411,988

End of year	$1,888,474,122	$1,841,668,685

Accumulated undistributed net investment income at end of year	$8,263,844	$12,289,477

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$59,574,150	$62,165,613
Dividends reinvested	33,365,083	92,373,738
Cost of shares redeemed	(228,947,370)	(167,672,650)

Total Class II	(136,008,137)	(13,133,299)

Class VI Shares
Proceeds from shares issued	2,734,447	4,686,539
Dividends reinvested	208,404	640,163
Cost of shares redeemed	(4,900,208)	(5,802,969)

Total Class VI	(1,957,357)	(476,267)

Change in net assets from capital transactions	$(137,965,494)	$(13,609,566)

SHARE TRANSACTIONS:
Class II Shares
Issued	6,271,828	7,986,465
Reinvested	3,503,995	10,455,749
Redeemed	(24,088,292)	(19,741,144)

Total Class II Shares	(14,312,469)	(1,298,930)

Class VI Shares
Issued	284,229	528,322
Reinvested	22,041	72,648
Redeemed	(519,133)	(686,406)

Total Class VI Shares	(212,863)	(85,436)

Total change in shares	(14,525,332)	(1,384,366)

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Redemption fees	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2010 (c)	$9.39	0.15	1.03	1.18	(0.18)	–	–	(0.18)	$10.39	12.83%	$1,878,171,300	0.57%	1.61%	0.57%	5.02%
Year Ended December 31, 2009 (c)	$7.96	0.17	1.74	1.91	(0.11)	(0.37)	–	(0.48)	$9.39	24.39%	$1,830,377,623	0.56%	2.05%	0.56%	16.72%
Year Ended December 31, 2008	$13.34	0.24	(4.14)	(3.90)	(0.28)	(1.20)	–	(1.48)	$7.96	(31.39)%	$1,563,154,142	0.54%	2.08%	0.54%	22.71%
Year Ended December 31, 2007	$13.10	0.27	0.54	0.81	(0.31)	(0.26)	–	(0.57)	$13.34	6.15%	$2,309,022,995	0.58%	2.03%	0.58%	65.97%
Year Ended December 31, 2006	$11.85	0.23	1.45	1.68	(0.27)	(0.16)	–	(0.43)	$13.10	14.54%	$1,880,751,908	0.57%	1.97%	0.57%	5.40%

Class VI Shares
Year Ended December 31, 2010 (c)	$9.33	0.15	1.03	1.18	(0.18)	–	–	(0.18)	$10.33	12.92%	$10,302,822	0.57%	1.58%	0.57%	5.02%
Year Ended December 31, 2009 (c)	$7.92	0.17	1.72	1.89	(0.11)	(0.37)	–	(0.48)	$9.33	24.27%	$11,291,062	0.56%	2.03%	0.56%	16.72%
Year Ended December 31, 2008	$13.28	0.22	(4.10)	(3.88)	(0.28)	(1.20)	–	(1.48)	$7.92	(31.39)%	$10,257,846	0.55%	2.02%	0.55%	22.71%
Year Ended December 31, 2007	$13.06	0.25	0.55	0.80	(0.32)	(0.26)	–	(0.58)	$13.28	6.16%	$16,432,323	0.55%	2.01%	0.55%	65.97%
Year Ended December 31, 2006	$11.83	0.24	1.44	1.68	(0.29)	(0.16)	–	(0.45)	$13.06	14.56%	$12,110,517	0.56%	1.99%	0.56%	5.40%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderately Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other series of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended December 31, 2010, the rate ranged from 3.60% to 3.70%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially should the bond and stock markets decline simultaneously. Under most circumstances, the Nationwide Fixed Contract is valued each day at par, which is deemed to be fair value. The

16	Annual Report 2010

par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day’s net purchase or redemption.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$43,899,664	$—	$43,899,664
Mutual Funds	1,845,661,334	—	—	1,845,661,334
Total	$1,845,661,334	$43,899,664	$—	$1,889,560,998
*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to capital loss deferrals and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

18	Annual Report 2010

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2010, NFS received $2,691,103 in Administrative Servicing fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $3,922.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class VI shares of the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value at December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend / Interest Income	Realized Gain/(Loss)	Market Value at December 31, 2010
Nationwide Fixed Contract	$45,974,894	$5,520,662	$9,122,729	$1,526,837	$—	$43,899,664
Nationwide International Index Fund, Institutional Class	90,115,475	1,857,575	41,598,938	1,416,914	(27,037,272)	50,408,767
NVIT Bond Index Fund, Class Y	275,443,604	14,612,520	37,778,421	9,296,361	1,876,608	258,224,820
NVIT Enhanced Income Fund, Class Y	46,050,339	1,397,402	3,427,126	776,740	(45,597)	43,747,855
NVIT International Index Fund, Class Y	375,124,792	27,540,891	10,031,764	9,387,776	(2,321,449)	413,241,424
NVIT Mid Cap Index Fund, Class Y	274,925,659	7,917,506	44,278,421	3,887,749	(11,062,241)	300,405,156
NVIT S&P 500 Index Fund, Class Y	642,660,773	28,298,458	72,282,983	11,609,187	(20,411,284)	676,713,666
NVIT Small Cap Index Fund, Class Y	92,372,042	2,455,856	13,226,140	1,214,531	(3,168,733)	102,919,646

Amount designated as “—” is zero or has been rounded to zero.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

5.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class VI shares that a separate account makes on behalf of a variable insurance and variable annuity contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $2,125.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $1,043.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $89,600,870 and sales of $231,746,522 (excluding short-term securities).

8.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

20	Annual Report 2010

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$33,573,487	$—	$33,573,487	$—	$33,573,487

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$21,958,105	$71,055,796	$93,013,901	$—	$93,013,901

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$8,263,844	$—	$8,263,844	$—	$(56,106,955)	$(58,216,146)	$(106,059,257)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,947,777,144	$121,532,190	$(179,748,336)	$(58,216,146)

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$29,497,282	2017
$23,880,116	2018

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011 post-October capital losses in the amount of $2,729,557.

22	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide NVIT Investor Destinations Moderately Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Investor Destinations Moderately Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	23

Supplemental Information

(Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 53.64%.

24	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
				International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	25

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

26	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28	Annual Report 2010

NVIT Investor Destinations Moderately Conservative Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-MCON (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return

2	Annual Report 2010

performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

2010 Annual Report	3

Important Disclosures (Continued)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Investor Destinations Moderately Conservative Fund (Class II at NAV) returned 8.52% versus 8.76% for its composite benchmark, which consists of 40% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 216 funds as of December 31, 2010) was 11.32% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund (with allocations within the Fund of approximately 20% and 10%, respectively) provided the most positive relative returns for the Fund, gaining 14.99% and 26.39%, respectively, during the reporting period. All 10 sectors within the S&P 500 and the S&P MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The consumer discretionary sector led the way within the S&P 500 with a return of 27.57%, and the information technology sector led the way within the S&P 400 with a return of 32.85%.

What areas of investment detracted from Fund performance?

None of the Fund’s seven underlying investments posted a negative return during the reporting period. The smallest relative contributions to the Fund came from the NVIT Money Market Fund’s return of 0.00% and the NVIT Enhanced Income Fund’s return of 1.09% (with allocations within the Fund of approximately 5% and 9.5%, respectively). The NVIT Money Market Fund provided no contribution to overall Fund performance as the Federal Reserve Board continued to adhere to its near-zero interest-rate policy throughout 2010. This contributed to the dampening of yields at the shortest end of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulting in virtually nonexistent returns on money market instruments (the principal investments held in the NVIT Money Market Fund) and minimal returns on ultra-short-term fixed-income securities (the principal investments held in the NVIT Enhanced Income Fund).

What is your outlook for the near term?

The year 2010 turned out to be a relatively good one for most equity markets as strong earnings growth, another round of government debt purchases by the Federal Reserve and an extension of U.S. tax cuts improved investor optimism. As we enter 2011, we look for a continuation of the market environment that has helped equities recover much of the ground lost to the recession of 2007–2009. We believe the Fed will keep interest rates low throughout 2011 in an effort to assist the U.S. economic recovery. While a similar recovery is unfolding in many overseas economies, lingering concerns about sovereign debt represent a challenge for certain markets in the eurozone. We believe inflation will remain subdued in 2011 and, with U.S. interest rates near historic lows, we expect that the search for yield will continue to be challenging for investors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6	Annual Report 2010

Fund Performance	NVIT Investor Destinations Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	Inception[2]
Class II3	8.52%	3.92%	4.49%
Class VI4	8.46%	3.92%	4.52%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Fund commenced operations on December 12, 2001.
[3]	As of April 30, 2004, all existing shares were designated Class II shares.
[4]

These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the redemption fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense Ratio*
Class II	0.88%
Class VI	0.88%
*	Current effective prospectus dated May 1, 2010. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Conservative Fund versus performance of the Moderately Conservative Composite Index(a), the S&P 500 Index(b), Barclays Capital U.S. Aggregate Bond Index(c), the Citigroup 3-Month T-Bill Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Moderately Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of Barclays Capital U.S. Aggregate Bond Index (35%), S&P 500 Index (40%) and Citigroup 3-Month T-Bill Index (25%).

(b)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Investor Destinations Moderately Conservative Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10- 12/31/10[a,b]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a,b]
Class II Shares	Actual		1,000.00	1,096.60	3.07	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58
Class VI Shares	Actual		1,000.00	1,096.00	3.06	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Investor Destinations Moderately Conservative Fund

Asset Allocation
Equity Funds	42.6%
Fixed Income Funds	42.4%
Fixed Contract	10.2%
Money Market Fund	4.8%
Liabilities in excess of other assets ‡	0.0%

100.0%

Top Holdings †
NVIT Bond Index Fund, Class Y	33.3%
NVIT S&P 500 Index Fund, Class Y	21.3%
NVIT Mid Cap Index Fund, Class Y	11.1%
NVIT International Index Fund, Class Y	10.2%
Nationwide Fixed Contract	10.2%
NVIT Enhanced Income Fund, Class Y	9.1%
NVIT Money Market Fund, Class Y	4.8%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Investor Destinations Moderately Conservative Fund

Mutual Funds 89.8%

	Shares	Market Value

Equity Funds 42.6%
NVIT International Index Fund, Class Y (a)	10,315,785	$87,993,649
NVIT Mid Cap Index Fund, Class Y (a)	5,145,620	94,988,153
NVIT S&P 500 Index Fund, Class Y (a)	20,999,398	183,534,741

Total Equity Funds (cost $335,322,308)		366,516,543

Fixed Income Funds 42.4%
NVIT Bond Index Fund, Class Y (a)	27,495,260	286,500,611
NVIT Enhanced Income Fund, Class Y (a)	7,931,249	78,757,303

Total Fixed Income Funds (cost $357,123,793)		365,257,914

Money Market Fund 4.8%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)	41,474,918	41,474,918

Total Money Market Fund (cost $41,474,918)		41,474,918

Total Mutual Funds (cost $733,921,019)		773,249,375

Fixed Contract 10.2%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60%(a)(c)	$87,539,362	$87,539,362

Total Fixed Contract (cost $87,539,362)		87,539,362

Total Investments (cost $821,460,381) (d) — 100.0%		860,788,737
Liabilities in excess of other assets — 0.0 †		(203,308)

NET ASSETS — 100.0%		$860,585,429

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $821,460,381)	$860,788,737
Cash	1,182
Receivable for capital shares issued	2,596,900
Prepaid expenses	2,152

Total Assets	863,388,971

Liabilities:
Payable for investments purchased	2,222,584
Payable for capital shares redeemed	113,565
Accrued expenses and other payables:
Investment advisory fees	94,201
Fund administration fees	19,888
Distribution fees	181,158
Administrative servicing fees	111,616
Accounting and transfer agent fees	6,153
Trustee fees	5,025
Custodian fees	1,520
Compliance program costs (Note 3)	945
Professional fees	19,747
Printing fees	10,533
Other	16,607

Total Liabilities	2,803,542

Net Assets	$860,585,429

Represented by:
Capital	$820,740,415
Accumulated undistributed net investment income	4,136,873
Accumulated net realized losses from investment transactions with affiliates	(3,620,215)
Net unrealized appreciation/(depreciation) from investments in affiliates	39,328,356

Net Assets	$860,585,429

Net Assets:
Class II Shares	$845,055,821
Class VI Shares	15,529,608

Total	$860,585,429

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	81,132,004
Class VI Shares	1,497,394

Total	82,629,398

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.42
Class VI Shares	$10.37

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$17,183,363
Interest income from affiliates	2,969,650
Other income from non-affiliates	147

Total Income	20,153,160

EXPENSES:
Investment advisory fees	1,044,310
Fund administration fees	151,358
Distribution fees Class II Shares	1,973,801
Distribution fees Class VI Shares	34,507
Administrative servicing fees Class II Shares	1,184,286
Administrative servicing fees Class VI Shares	20,705
Professional fees	60,972
Printing fees	20,899
Trustee fees	27,027
Custodian fees	31,434
Accounting and transfer agent fees	8,031
Compliance program costs (Note 3)	1,808
Other	35,332

Total expenses before earnings credit	4,594,470

Earnings credit (Note 6)	(3)

Net Expenses	4,594,467

NET INVESTMENT INCOME	15,558,693

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,853,707
Net realized losses from investment transactions with affiliates	(5,055,220)

Net realized losses from investments in affiliates	(3,201,513)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	54,028,322

Net realized/unrealized gains from affiliated investments	50,826,809

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$66,385,502

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Conservative Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$15,558,693	$16,953,705
Net realized losses from investment transactions	(3,201,513)	(38,869,388)
Net change in unrealized appreciation from investments	54,028,322	118,059,191

Change in net assets resulting from operations	66,385,502	96,143,508

Distributions to Shareholders From:
Net investment income:
Class II	(16,756,557)	(11,965,264)
Class VI	(294,853)	(135,338)
Net realized gains:
Class II	–	(11,097,036)
Class VI	–	(121,325)

Change in net assets from shareholder distributions	(17,051,410)	(23,318,963)

Change in net assets from capital transactions	37,879,002	23,115,606

Change in net assets	87,213,094	95,940,151

Net Assets:
Beginning of year	773,372,335	677,432,184

End of year	$860,585,429	$773,372,335

Accumulated undistributed net investment income at end of year	$4,136,873	$4,952,168

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$81,485,004	$86,479,311
Dividends reinvested	16,756,557	23,062,300
Cost of shares redeemed	(65,151,442)	(88,886,901)

Total Class II	33,090,119	20,654,710

Class VI Shares
Proceeds from shares issued	7,864,805	6,787,318
Dividends reinvested	294,853	256,663
Cost of shares redeemed	(3,370,775)	(4,583,085)

Total Class VI	4,788,883	2,460,896

Change in net assets from capital transactions	$37,879,002	$23,115,606

SHARE TRANSACTIONS:
Class II Shares
Issued	8,160,614	9,494,046
Reinvested	1,689,383	2,484,683
Redeemed	(6,537,266)	(9,911,790)

Total Class II Shares	3,312,731	2,066,939

Class VI Shares
Issued	798,060	732,559
Reinvested	29,838	27,757
Redeemed	(339,708)	(511,375)

Total Class VI Shares	488,190	248,941

Total change in shares	3,800,921	2,315,880

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Conservative Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total From Operations	Net Investment Income	Net Realized Gains	Redemption Fees	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Income Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2010(c)	$9.81	0.19	0.63	0.82	(0.21)	–	–	(0.21)	$10.42	8.52%		$845,055,821	0.57%	1.94%	0.57%	6.29%
Year Ended December 31, 2009(c)	$8.85	0.22	1.05	1.27	(0.16)	(0.15)	–	(0.31)	$9.81	14.56%		$763,511,410	0.57%	2.43%	0.57%	26.10%
Year Ended December 31, 2008	$11.35	0.28	(1.91)	(1.63)	(0.33)	(0.54)	–	(0.87)	$8.85	(15.04%	)	$670,732,957	0.57%	2.73%	0.57%	23.62%
Year Ended December 31, 2007	$11.35	0.34	0.31	0.65	(0.35)	(0.30)	–	(0.65)	$11.35	5.86%		$810,970,658	0.55%	3.07%	0.55%	80.89%
Year Ended December 31, 2006	$10.91	0.30	0.60	0.90	(0.31)	(0.15)	–	(0.46)	$11.35	8.42%		$633,781,962	0.57%	2.69%	0.57%	17.68%

Class VI Shares
Year Ended December 31, 2010(c)	$9.77	0.20	0.61	0.81	(0.21)	–	–	(0.21)	$10.37	8.46%		$15,529,608	0.57%	2.00%	0.57%	6.29%
Year Ended December 31, 2009(c)	$8.81	0.24	1.03	1.27	(0.16)	(0.15)	–	(0.31)	$9.77	14.63%		$9,860,925	0.57%	2.61%	0.57%	26.10%
Year Ended December 31, 2008	$11.30	0.29	(1.91)	(1.62)	(0.33)	(0.54)	–	(0.87)	$8.81	(15.03%	)	$6,699,227	0.54%	2.64%	0.54%	23.62%
Year Ended December 31, 2007	$11.32	0.35	0.30	0.65	(0.37)	(0.30)	–	(0.67)	$11.30	5.82%		$10,911,522	0.56%	3.34%	0.56%	80.89%
Year Ended December 31, 2006	$10.90	0.30	0.59	0.89	(0.32)	(0.15)	–	(0.47)	$11.32	8.39%		$3,631,908	0.57%	2.65%	0.57%	17.68%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed if such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderately Conservative Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating its investments primarily among other series of the Trust (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended December 31, 2010, the rate ranged from 3.60% to 3.70%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contact should reduce the Fund’s volatility and overall risk, especially should the bond and stock markets decline simultaneously. Under most circumstances, the Nationwide Fixed Contract is valued each day at par, which is deemed to be fair value. The

16	Annual Report 2010

par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day’s net purchase or redemption.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$87,539,362	$—	$87,539,362
Mutual Funds	773,249,375	—	—	773,249,375
Total	$773,249,375	$87,539,362	$—	$860,788,737

*	See Statement of Investments for identification of fund investments by asset classification.

Amounts designated as “—” , which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to underlying fund loss deferrals and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, the Fund did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

18	Annual Report 2010

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to give administrative support services to the shareholders of certain classes. These services may include, but are not limited to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2010, NFS received $1,204,991 in Administrative Servicing fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based on their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,808.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and VI shares of the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Underlying Funds. A summary of the Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2010 were as follows:

Underlying Fund	Market Value December 31, 2009	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value December 31, 2010
NVIT Mid Cap Index Fund, Class Y	$77,144,486	$6,887,077	$7,894,175	$1,169,035	$(1,881,254)	$94,988,153
NVIT Money Market Fund, Class Y	38,729,499	5,540,683	2,795,264	78	—	41,474,918
NVIT Bond Index Fund, Class Y	270,315,397	31,197,923	20,579,613	9,764,242	1,056,860	286,500,611
NVIT S&P 500 Index Fund, Class Y	154,501,488	16,252,813	7,988,351	3,009,250	(2,211,200)	183,534,741
NVIT Enhanced Income Fund, Class Y	73,496,111	8,882,242	3,155,926	1,272,028	(5,695)	78,757,303
NVIT International Index Fund, Class Y	78,318,806	9,417,342	3,994,175	1,968,730	(2,013,931)	87,993,649
Nationwide Fixed Contract	81,287,907	7,316,053	4,034,249	2,969,650	—	87,539,362

Amounts designated as “—” are zero or have been rounded to zero.

5.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class VI shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% redemption

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $740.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $3,464.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $85,494,133 and sales of $50,441,753 (excluding short-term securities).

8.  Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

20	Annual Report 2010

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,051,410	$—	$17,051,410	$—	$17,051,410

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$12,592,599	$10,726,364	$23,318,963	$—	$23,318,963

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$4,136,873	$—	$4,136,873	$—	$(3,553,156)	$39,261,297	$39,845,014
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$821,527,440	$60,701,155	$(21,439,858)	$39,261,297

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires
$3,553,156	2017

22	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide NVIT Investor Destinations Moderately Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Investor Destinations Moderately Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	23

Supplemental Information

(Unaudited)

NVIT Investor Destinations Moderately Conservative Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 25.19%.

24	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc.
(dental products),
Ultralife Batteries,
Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	25

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

26	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28	Annual Report 2010

NVIT Mid Cap Index Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

16	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

21	Financial Highlights

22	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Supplemental Information

34	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MCX (2/11)

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Message to Shareholder

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund seeks to match the performance of an index.

Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions.

Investments in the Fund are subject to stock market risk.

The Fund also is subject to risks associated with investing in stocks of mid-sized companies and derivatives.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by

2	Annual Report 2010

Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Mid Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Mid Cap Index Fund (Class I at NAV) returned 26.20% versus 26.64% for its benchmark, the Standard & Poor’s MidCap 400® (S&P 400) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Core Funds (consisting of 93 funds as of December 31, 2010) was 25.02% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Information technology, with a return of 32.7%, was the top-performing sector during the reporting period; followed by consumer discretionary, with 32.2%; and industrials, with 30.9%. During the reporting period, Netflix, Inc. (in the consumer discretionary sector) was the top performer, posting total returns of 226.8%.

What areas of investment detracted from Fund performance?

The telecommunications services sector, while positive, posted the weakest returns during the reporting period, with 14.0%; followed by utilities, with 14.9%; and financials, with 19.8%. Comstock Resources, Inc. (in the energy sector) was the top detractor, registering -39.5% during the reporting period.

What was the impact of investments in derivatives on Fund performance?

Our policy regarding the use of cash in the investment process is to stay fully invested, minimizing unequitized cash balances. Cash flows are generated from client activity, dividends, interest received and other cash flows associated with securities in the portfolio. Futures contracts are purchased to provide immediate market exposure proportionate to the size of both cash flows and residual cash within the portfolio. The goal is to reduce the overall portfolio tracking error that would be incurred should cash remain uninvested in the portfolio.

Futures use is limited to Commodity Futures Trading Commission (CFTC) approved contracts that are fully backed by cash or accrued dividends. No leverage is employed. The portfolio usually holds less than 5 % of futures to equitize cash and accruals.

While over the long term, S&P 400 futures should mirror the performance of the S&P 400 Index, pricing disparity can appear in the short term, and the Fund can benefit from or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the trading of futures contracts had a negligible impact on Fund performance.

What is your outlook for the near term?

Equities finished 2010 in a position of significant strength thanks in part to improved economic expectations, improving jobs growth news, and the capital markets-friendly combination of QE2 (Quantitative Easing 2, the second round of the Federal Reserve Board’s monetary policy for stimulating the U.S. economy after the recession that began in 2007–2008) and the Congressional passage of the Bush-era tax cuts with some fiscal sweeteners. In this context, with risks to the downside reduced, we believe that there are opportunities for investors in risk assets, and in stocks in particular.

With the strong fourth quarter of 2010’s stock-market gains behind us, investors will be assessing whether the upswing will continue. The strong technical backdrop of the likely shift of investor flows into equities, the probability of continuing strong corporate earnings, and our belief that the unemployment rate could begin to notch down contribute to our positive view. Downside risk, however, does exist in the continued weak housing market, the potential for negative state and municipal credit events, and impacts from European crisis and emerging markets interest-rate tightening.

Strong balance sheets and income statements with healthy free cash flow will likely lead to considerable increases in dividends, share buybacks, mergers-and-acquisitions (M&A) activity and business reinvestment. In this context, we see higher-quality economic growth (more from demand, less from stimulus) and resultant higher gross domestic product (GDP). When these factors are combined with improved business and consumer confidence and a less hostile capital markets attitude from Washington, D.C., we anticipate another reasonably good year for risk assets.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Edward Corallo and Debra L. Jelilian

2010 Annual Report	5

Fund Performance	NVIT Mid Cap Index Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I	26.20%	5.32%	6.59%
Class II2	25.86%	5.11%	6.36%
Class Y2	26.39%	5.47%	6.66%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns until the creation of the Class II (May 6, 2002) and Class Y shares (May 1, 2006) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

Expense Ratios

Expense Ratio*
Class I	0.44%
Class II	0.69%
Class Y	0.29%

*	Current effective prospectus dated May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Mid Cap Index Fund versus performance of The Standard & Poor’s Midcap 400 Index (S&P Midcap 400)(a) and The Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	S&P Midcap 400 is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	NVIT Mid Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Mid Cap Index Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,282.40	2.36	0.41
	Hypothetical	[b]	1,000.00	1,023.14	2.09	0.41
Class II Shares	Actual		1,000.00	1,280.60	3.74	0.65
	Hypothetical	[b]	1,000.00	1,021.93	3.31	0.65
Class Y Shares	Actual		1,000.00	1,283.30	1.50	0.26
	Hypothetical	[b]	1,000.00	1,023.89	1.33	0.26

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary December 31, 2010	NVIT Mid Cap Index Fund

Asset Allocation
Common Stocks	97.8%
Repurchase Agreements	7.5%
Mutual Fund	2.2%
Liabilities in excess of other assets	(7.5%)

100.0%

Top Industries †
Real Estate Investment Trusts (REITs)	6.9%
Machinery	5.9%
Specialty Retail	3.9%
Software	3.9%
Health Care Equipment & Supplies	3.7%
Insurance	3.6%
Commercial Banks	3.3%
Oil, Gas & Consumable Fuels	3.1%
Chemicals	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Other Industries*	59.6%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	2.0%
Edwards Lifesciences Corp.	0.8%
Joy Global, Inc.	0.7%
BorgWarner, Inc.	0.7%
New York Community Bancorp, Inc.	0.7%
Cimarex Energy Co.	0.6%
Bucyrus International, Inc.	0.6%
Cree, Inc.	0.6%
Vertex Pharmaceuticals, Inc.	0.6%
Dollar Tree, Inc.	0.6%
Other Holdings*	92.1%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

NVIT Mid Cap Index Fund

Common Stocks 97.8%

	Shares	Market Value

Aerospace & Defense 0.5%
Alliant Techsystems, Inc.*	36,615	$2,725,255
BE Aerospace, Inc.*	112,435	4,163,468

		6,888,723

Airlines 0.4%
AirTran Holdings, Inc.*	148,974	1,100,918
Alaska Air Group, Inc.*	40,487	2,295,208
JetBlue Airways Corp.* (a)	221,721	1,465,576

		4,861,702

Auto Components 1.1%
BorgWarner, Inc.*	125,073	9,050,282
Gentex Corp.	154,324	4,561,818

		13,612,100

Automobiles 0.1%
Thor Industries, Inc.	46,640	1,583,894

Beverages 0.3%
Hansen Natural Corp.*	75,965	3,971,450

Biotechnology 0.9%
United Therapeutics Corp.*	55,071	3,481,589
Vertex Pharmaceuticals, Inc.* (a)	223,408	7,825,982

		11,307,571

Building Products 0.2%
Lennox International, Inc.	49,315	2,332,106

Capital Markets 2.3%
Affiliated Managers Group, Inc.*	56,703	5,626,072
Apollo Investment Corp.	214,455	2,374,017
Eaton Vance Corp.	130,099	3,932,893
Greenhill & Co., Inc.	27,737	2,265,558
Jefferies Group, Inc. (a)	136,028	3,622,426
Raymond James Financial, Inc.	109,896	3,593,599
SEI Investments Co.	160,393	3,815,749
Waddell & Reed Financial, Inc., Class A	93,886	3,313,237

		28,543,551

Chemicals 3.3%
Albemarle Corp.	100,681	5,615,986
Ashland, Inc. (b)	86,697	4,409,409
Cabot Corp.	71,895	2,706,847
Cytec Industries, Inc.	54,300	2,881,158
Intrepid Potash, Inc.* (a)	48,722	1,816,843
Lubrizol Corp.	72,160	7,712,461
Minerals Technologies, Inc. (a)	20,356	1,331,486
NewMarket Corp.	10,843	1,337,701
Olin Corp.	87,470	1,794,884
RPM International, Inc.	141,726	3,132,145
Scotts Miracle-Gro Co. (The), Class A	50,525	2,565,154
Sensient Technologies Corp.	54,640	2,006,927
Valspar Corp.	108,270	3,733,150

		41,044,151

Common Stocks (continued)

	Shares	Market Value

Commercial Banks 3.6%
Associated Banc-Corp. (a)	190,279	$2,882,727
BancorpSouth, Inc. (a)	80,778	1,288,409
Bank of Hawaii Corp.	53,016	2,502,885
Cathay General Bancorp	86,344	1,441,945
City National Corp.	51,001	3,129,421
Commerce Bancshares, Inc.	85,264	3,387,539
Cullen/Frost Bankers, Inc.	67,003	4,095,223
East West Bancorp, Inc.	162,732	3,181,411
FirstMerit Corp.	119,629	2,367,458
Fulton Financial Corp.	218,750	2,261,875
International Bancshares Corp.	58,069	1,163,122
PacWest Bancorp	34,595	739,641
Prosperity Bancshares, Inc. (a)	51,307	2,015,339
SVB Financial Group* (a)	46,172	2,449,425
Synovus Financial Corp.	863,204	2,278,858
TCF Financial Corp. (a)	139,588	2,067,298
Trustmark Corp. (a)	62,519	1,552,972
Valley National Bancorp (a)	177,336	2,535,905
Webster Financial Corp.	80,531	1,586,461
Westamerica Bancorp	32,009	1,775,539

		44,703,453

Commercial Services & Supplies 1.6%
Brink’s Co. (The)	50,805	1,365,638
Clean Harbors, Inc.*	25,210	2,119,657
Copart, Inc.*	76,824	2,869,376
Corrections Corp of America* (a)	121,224	3,037,874
Deluxe Corp. (a)	56,412	1,298,604
Herman Miller, Inc. (a)	62,774	1,588,182
HNI Corp.	49,259	1,536,881
Mine Safety Appliances Co.	33,953	1,056,957
Rollins, Inc.	69,572	1,374,047
Waste Connections, Inc.	126,593	3,485,105

		19,732,321

Communications Equipment 1.5%
ADTRAN, Inc.	69,369	2,511,852
Ciena Corp.* (a)	102,885	2,165,729
CommScope, Inc.*	104,510	3,262,802
Plantronics, Inc. (a)	52,375	1,949,398
Polycom, Inc.*	93,895	3,660,027
Riverbed Technology, Inc.*	161,625	5,684,351

		19,234,159

Computers & Peripherals 0.4%
Diebold, Inc.	72,217	2,314,555
NCR Corp.*	175,152	2,692,086

		5,006,641

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering 1.3%
Aecom Technology Corp.*	130,331	$3,645,358
Granite Construction, Inc. (a)	37,519	1,029,146
KBR, Inc.	165,984	5,057,533
Shaw Group, Inc. (The)*	93,416	3,197,630
URS Corp.*	90,986	3,785,927

		16,715,594

Construction Materials 0.4%
Martin Marietta Materials, Inc. (a)	50,059	4,617,442

Containers & Packaging 1.5%
AptarGroup, Inc.	73,748	3,508,192
Greif, Inc., Class A	34,220	2,118,218
Packaging Corp. of America	112,758	2,913,667
Rock-Tenn Co., Class A	42,793	2,308,682
Silgan Holdings, Inc.	55,225	1,977,607
Sonoco Products Co.	113,141	3,809,458
Temple-Inland, Inc.	118,542	2,517,832

		19,153,656

Distributors 0.3%
LKQ Corp.*	158,793	3,607,777

Diversified Consumer Services 1.1%
Career Education Corp.* (a)	72,372	1,500,272
ITT Educational Services, Inc.* (a)	28,779	1,832,934
Matthews International Corp., Class A	32,533	1,138,004
Regis Corp.	63,328	1,051,245
Service Corp. International	268,751	2,217,196
Sotheby’s	73,738	3,318,210
Strayer Education, Inc. (a)	14,901	2,268,230

		13,326,091

Diversified Financial Services 0.4%
MSCI, Inc., Class A*	130,593	5,087,903

Diversified Telecommunication Services 0.3%
Cincinnati Bell, Inc.* (a)	222,247	622,292
TW Telecom, Inc.* (a)	166,359	2,836,421

		3,458,713

Electric Utilities 1.6%
Cleco Corp. (a)	66,801	2,054,799
DPL, Inc.	130,778	3,362,303
Great Plains Energy, Inc.	149,147	2,891,960
Hawaiian Electric Industries, Inc.	103,527	2,359,380
IDACORP, Inc.	54,004	1,997,068
NV Energy, Inc.	258,576	3,632,993
PNM Resources, Inc.	95,302	1,240,832
Westar Energy, Inc.	122,475	3,081,471

		20,620,806

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 2.0%
Acuity Brands, Inc.	47,341	$2,730,156
Ametek, Inc.	175,972	6,906,901
Baldor Electric Co.	51,858	3,269,128
Hubbell, Inc., Class B	65,995	3,968,279
Regal-Beloit Corp.	42,441	2,833,361
Thomas & Betts Corp.*	56,977	2,751,989
Woodward Governor Co. (a)	65,173	2,447,898

		24,907,712

Electronic Equipment, Instruments & Components 2.3%
Arrow Electronics, Inc.* (a)	127,311	4,360,402
Avnet, Inc.*	167,079	5,518,620
Ingram Micro, Inc., Class A*	172,403	3,291,173
Itron, Inc.*	44,427	2,463,477
National Instruments Corp.	64,491	2,427,441
Tech Data Corp.*	51,264	2,256,641
Trimble Navigation Ltd.*	132,033	5,272,078
Vishay Intertechnology, Inc.*	181,338	2,662,042

		28,251,874

Energy Equipment & Services 2.5%
Atwood Oceanics, Inc.*	61,672	2,304,683
Dril-Quip, Inc.*	37,689	2,929,189
Exterran Holdings, Inc.* (a)	69,513	1,664,836
Helix Energy Solutions Group, Inc.*	115,953	1,407,669
Oceaneering International, Inc.*	59,499	4,380,911
Patterson-UTI Energy, Inc.	169,461	3,651,885
Pride International, Inc.*	193,208	6,375,864
Superior Energy Services, Inc.*	86,658	3,032,163
Tidewater, Inc.	56,515	3,042,768
Unit Corp.*	43,708	2,031,548

		30,821,516

Food & Staples Retailing 0.4%
BJ’s Wholesale Club, Inc.*	60,037	2,875,772
Ruddick Corp.	47,010	1,731,849

		4,607,621

Food Products 1.6%
Corn Products International, Inc.	83,140	3,824,440
Flowers Foods, Inc. (a)	83,298	2,241,549
Green Mountain Coffee Roasters, Inc.*	127,449	4,187,974
Lancaster Colony Corp. (a)	21,157	1,210,181
Ralcorp Holdings, Inc.*	60,394	3,926,214
Smithfield Foods, Inc.*	182,531	3,765,615
Tootsie Roll Industries, Inc.	26,888	778,945

		19,934,918

Gas Utilities 2.0%
AGL Resources, Inc.	85,808	3,076,217
Atmos Energy Corp.	99,420	3,101,904

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Gas Utilities (continued)
Energen Corp.	79,041	$3,814,519
National Fuel Gas Co.	90,368	5,929,948
Questar Corp.	192,022	3,343,103
UGI Corp.	121,457	3,835,612
WGL Holdings, Inc. (a)	56,155	2,008,664

		25,109,967

Health Care Equipment & Supplies 4.0%
Beckman Coulter, Inc.	76,138	5,727,862
Edwards Lifesciences Corp.*	125,538	10,148,492
Gen-Probe, Inc.*	53,005	3,092,842
Hill-Rom Holdings, Inc.	69,330	2,729,522
Hologic, Inc.*	285,746	5,377,739
IDEXX Laboratories, Inc.* (a)	63,226	4,376,504
Immucor, Inc.*	76,976	1,526,434
Kinetic Concepts, Inc.*	68,833	2,882,726
Masimo Corp.	64,775	1,883,009
ResMed, Inc.* (a)	166,234	5,758,346
STERIS Corp. (a)	65,033	2,371,103
Teleflex, Inc.	43,963	2,365,649
Thoratec Corp.*	64,290	1,820,693

		50,060,921

Health Care Providers & Services 3.1%
Community Health Systems, Inc.*	101,758	3,802,696
Health Management Associates, Inc., Class A*	275,560	2,628,842
Health Net, Inc.*	105,065	2,867,224
Henry Schein, Inc.* (a)	101,453	6,228,200
Kindred Healthcare, Inc.*	43,414	797,515
LifePoint Hospitals, Inc.*	57,950	2,129,663
Lincare Holdings, Inc.	107,330	2,879,664
MEDNAX, Inc.*	52,434	3,528,284
Omnicare, Inc.	127,478	3,236,666
Owens & Minor, Inc.	69,640	2,049,505
Universal Health Services, Inc., Class B	106,943	4,643,465
VCA Antech, Inc.*	94,751	2,206,751
WellCare Health Plans, Inc.*	46,772	1,413,450

		38,411,925

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	205,724	3,964,302

Hotels, Restaurants & Leisure 2.1%
Bally Technologies, Inc.*	58,940	2,486,679
Bob Evans Farms, Inc.	33,419	1,101,490
Boyd Gaming Corp.* (a)	61,691	653,925
Brinker International, Inc.	101,504	2,119,403
Cheesecake Factory, Inc. (The)* (a)	65,157	1,997,714
Chipotle Mexican Grill, Inc.*	34,024	7,235,544
International Speedway Corp., Class A	32,215	843,066
Life Time Fitness, Inc.* (a)	46,057	1,887,876
Panera Bread Co., Class A*	33,366	3,376,973

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Scientific Games Corp., Class A*	69,507	$692,290
Wendy’s/Arby’s Group, Inc., Class A	353,895	1,634,995
WMS Industries, Inc.*	63,520	2,873,645

		26,903,600

Household Durables 1.5%
American Greetings Corp., Class A (a)	44,066	976,503
KB Home (b)	79,389	1,070,958
M.D.C. Holdings, Inc. (a)	41,466	1,192,977
Mohawk Industries, Inc.*	61,850	3,510,606
NVR, Inc.*	6,202	4,285,706
Ryland Group, Inc.	48,516	826,227
Toll Brothers, Inc.*	158,676	3,014,844
Tupperware Brands Corp.	69,432	3,309,823

		18,187,644

Household Products 0.9%
Church & Dwight Co., Inc.	78,211	5,398,123
Energizer Holdings, Inc.*	77,607	5,657,551

		11,055,674

Independent Power Producers & Energy Traders 0.0% †
Dynegy, Inc.*	113,010	635,116

Industrial Conglomerates 0.2%
Carlisle Cos., Inc.	67,055	2,664,766

Information Technology Services 2.5%
Acxiom Corp.*	88,197	1,512,578
Alliance Data Systems Corp.* (a)	57,170	4,060,785
Broadridge Financial Solutions, Inc.	137,269	3,010,309
Convergys Corp.*	133,604	1,759,565
CoreLogic, Inc.	114,503	2,120,595
DST Systems, Inc.	39,203	1,738,653
Gartner, Inc.*	80,319	2,666,591
Global Payments, Inc.	87,604	4,048,181
Jack Henry & Associates, Inc.	94,143	2,744,268
Lender Processing Services, Inc.	100,411	2,964,133
Mantech International Corp., Class A*	24,799	1,024,943
NeuStar, Inc., Class A*	81,258	2,116,771
SRA International, Inc., Class A*	47,095	963,093

		30,730,465

Insurance 3.9%
American Financial Group, Inc.	86,490	2,792,762
Arthur J Gallagher & Co. (a)	116,554	3,389,390
Brown & Brown, Inc.	128,609	3,078,899
Everest Re Group Ltd.	60,152	5,102,093
Fidelity National Financial, Inc., Class A	249,562	3,414,008
First American Financial Corp.	114,621	1,712,438
Hanover Insurance Group, Inc. (The) (a)	49,599	2,317,265
HCC Insurance Holdings, Inc.	126,772	3,668,782
Mercury General Corp.	39,166	1,684,530
Old Republic International Corp.	279,588	3,810,784
Protective Life Corp. (a)	94,192	2,509,275

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Reinsurance Group of America, Inc.	80,512	$4,324,299
StanCorp Financial Group, Inc.	50,607	2,284,400
Transatlantic Holdings, Inc.	69,535	3,589,397
Unitrin, Inc.	54,730	1,343,074
W.R. Berkley Corp.	130,770	3,580,483

		48,601,879

Internet Software & Services 1.0%
AOL, Inc.* (a)	117,366	2,782,748
Digital River, Inc.*	43,650	1,502,433
Equinix, Inc.*	50,571	4,109,400
Rackspace Hosting, Inc.* (a)	106,773	3,353,740
ValueClick, Inc.*	88,581	1,419,953

		13,168,274

Leisure Equipment & Products 0.4%
Eastman Kodak Co.*	295,640	1,584,631
Polaris Industries, Inc.	37,263	2,907,259

		4,491,890

Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc., Class A*	21,396	2,221,975
Charles River Laboratories International, Inc.* (a)	63,464	2,255,510
Covance, Inc.*	71,304	3,665,739
Mettler-Toledo International, Inc.*	36,092	5,457,471
Pharmaceutical Product Development, Inc.	130,683	3,546,737
Techne Corp. (a)	40,775	2,677,694

		19,825,126

Machinery 6.3%
AGCO Corp.*	102,304	5,182,721
Bucyrus International, Inc.	89,073	7,963,126
Crane Co.	50,769	2,085,083
Donaldson Co., Inc.	84,111	4,901,989
Gardner Denver, Inc.	57,702	3,971,052
Graco, Inc.	65,837	2,597,270
Harsco Corp.	88,519	2,506,858
IDEX Corp.	90,033	3,522,091
Joy Global, Inc.	113,551	9,850,549
Kennametal, Inc. (a)	90,263	3,561,778
Lincoln Electric Holdings, Inc.	46,467	3,032,901
Nordson Corp.	37,336	3,430,432
Oshkosh Corp.*	99,745	3,515,014
Pentair, Inc. (a)	108,511	3,961,736
SPX Corp.	55,197	3,946,033
Terex Corp.* (b)	119,736	3,716,605
Timken Co.	88,608	4,229,260
Trinity Industries, Inc.	87,688	2,333,378
Valmont Industries, Inc. (a)	23,468	2,082,316
Wabtec Corp. (a)	52,714	2,788,043

		79,178,235

Common Stocks (continued)

	Shares	Market Value

Marine 0.3%
Alexander & Baldwin, Inc.	45,377	$1,816,441
Kirby Corp.*	58,851	2,592,387

		4,408,828

Media 0.8%
DreamWorks Animation SKG, Inc., Class A*	78,748	2,320,703
Harte-Hanks, Inc.	42,766	546,122
John Wiley & Sons, Inc., Class A	51,021	2,308,190
Lamar Advertising Co., Class A* (a)	63,020	2,510,717
New York Times Co. (The), Class A*	129,950	1,273,510
Scholastic Corp. (a)	26,126	771,762

		9,731,004

Metals & Mining 1.4%
Carpenter Technology Corp.	48,348	1,945,523
Commercial Metals Co.	125,740	2,086,027
Compass Minerals International, Inc.	35,979	3,211,845
Reliance Steel & Aluminum Co.	82,029	4,191,682
Steel Dynamics, Inc.	238,646	4,367,222
Worthington Industries, Inc.	61,072	1,123,725

		16,926,024

Multiline Retail 0.8%
99 Cents Only Stores*	51,513	821,117
Dollar Tree, Inc.*	137,704	7,722,441
Saks, Inc.* (a)	176,909	1,892,926

		10,436,484

Multi-Utilities 1.8%
Alliant Energy Corp.	121,884	4,481,675
Black Hills Corp.	43,157	1,294,710
MDU Resources Group, Inc.	206,985	4,195,586
NSTAR	113,893	4,805,146
OGE Energy Corp.	107,175	4,880,749
Vectren Corp.	89,779	2,278,591

		21,936,457

Office Electronics 0.2%
Zebra Technologies Corp., Class A* (a)	62,155	2,361,268

Oil, Gas & Consumable Fuels 3.3%
Arch Coal, Inc.	178,647	6,263,364
Bill Barrett Corp.*	51,027	2,098,740
Cimarex Energy Co.	93,128	8,244,622
Comstock Resources, Inc.* (a)	52,028	1,277,808
Forest Oil Corp.*	124,665	4,733,530
Frontier Oil Corp.*	116,242	2,093,518
Overseas Shipholding Group, Inc.	29,437	1,042,659
Patriot Coal Corp.*	88,046	1,705,451
Plains Exploration & Production Co.*	154,039	4,950,813
Quicksilver Resources, Inc.*	129,214	1,904,614
SM Energy Co.	69,329	4,085,558
Southern Union Co.	136,893	3,295,015

		41,695,692

12	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Paper & Forest Products 0.1%
Louisiana-Pacific Corp.*	145,090	$1,372,551

Personal Products 0.3% Alberto-Culver Co.	94,368	3,495,391

Pharmaceuticals 1.0%
Endo Pharmaceuticals Holdings, Inc.*	127,090	4,538,384
Medicis Pharmaceutical Corp., Class A	66,660	1,785,821
Perrigo Co.	91,269	5,780,066

		12,104,271

Professional Services 1.1%
Corporate Executive Board Co. (The)	37,718	1,416,311
FTI Consulting, Inc.* (a)	51,065	1,903,703
Korn/Ferry International* (a)	50,898	1,176,253
Manpower, Inc.	89,682	5,628,442
Navigant Consulting, Inc.*	55,294	508,705
Towers Watson & Co., Class A	49,803	2,592,744

		13,226,158

Real Estate Investment Trusts (REITs) 7.4%
Alexandria Real Estate Equities, Inc. (a)	60,845	4,457,505
AMB Property Corp.	185,138	5,870,726
BRE Properties, Inc.	70,470	3,065,445
Camden Property Trust	75,510	4,076,030
Corporate Office Properties Trust	73,548	2,570,503
Cousins Properties, Inc.	113,722	948,441
Duke Realty Corp.	277,210	3,454,037
Equity One, Inc.	50,702	921,762
Essex Property Trust, Inc.	34,449	3,934,765
Federal Realty Investment Trust	67,643	5,271,419
Highwoods Properties, Inc. (a)	77,565	2,470,445
Hospitality Properties Trust	135,727	3,127,150
Liberty Property Trust	125,573	4,008,290
Macerich Co. (The)	143,053	6,776,421
Mack-Cali Realty Corp.	87,444	2,890,899
Nationwide Health Properties, Inc.	138,811	5,049,944
Omega Healthcare Investors, Inc. (a)	108,289	2,430,005
Potlatch Corp.	43,990	1,431,874
Rayonier, Inc.	88,581	4,652,274
Realty Income Corp. (a)	128,748	4,403,182
Regency Centers Corp. (a)	90,014	3,802,191
Senior Housing Properties Trust	153,908	3,376,742
SL Green Realty Corp.	86,045	5,808,898
UDR, Inc.	200,258	4,710,068
Weingarten Realty Investors (a)	132,398	3,145,776

		92,654,792

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	46,892	3,935,177

Common Stocks (continued)

	Shares	Market Value

Road & Rail 1.2%
Con-way Inc.	60,214	$2,202,026
J.B. Hunt Transport Services, Inc.	97,587	3,982,525
Kansas City Southern*	112,820	5,399,565
Landstar System, Inc.	53,972	2,209,614
Werner Enterprises, Inc. (a)	48,715	1,100,959

		14,894,689

Semiconductors & Semiconductor Equipment 3.2%
Atmel Corp.*	503,885	6,207,863
Cree, Inc.* (a)	119,250	7,857,382
Fairchild Semiconductor International, Inc.*	136,170	2,125,614
Integrated Device Technology, Inc.*	168,822	1,124,354
International Rectifier Corp.*	76,158	2,261,131
Intersil Corp., Class A	136,729	2,087,852
Lam Research Corp.*	135,214	7,001,381
RF Micro Devices, Inc.* (a)	302,190	2,221,096
Semtech Corp.*	68,573	1,552,493
Silicon Laboratories, Inc.*	48,085	2,212,872
Skyworks Solutions, Inc.*	201,522	5,769,575

		40,421,613

Software 4.1%
ACI Worldwide, Inc.*	36,510	981,024
Advent Software, Inc.* (a)	17,569	1,017,597
ANSYS, Inc.*	100,052	5,209,708
Cadence Design Systems, Inc.*	293,802	2,426,805
Concur Technologies, Inc.*	50,131	2,603,303
FactSet Research Systems, Inc.	50,977	4,779,604
Fair Isaac Corp. (a)	43,863	1,025,078
Informatica Corp.*	103,180	4,543,015
Mentor Graphics Corp.*	120,589	1,447,068
MICROS Systems, Inc.*	88,598	3,885,908
Parametric Technology Corp.*	129,582	2,919,482
Quest Software, Inc.*	66,122	1,834,224
Rovi Corp.*	115,632	7,170,340
Solera Holdings, Inc.	77,238	3,963,854
Synopsys, Inc.*	163,343	4,395,560
TIBCO Software, Inc.*	183,586	3,618,480

		51,821,050

Specialty Retail 4.2%
Aaron’s, Inc.	80,219	1,635,665
Advance Auto Parts, Inc.	92,415	6,113,252
Aeropostale, Inc.*	101,656	2,504,804
American Eagle Outfitters, Inc.	215,159	3,147,776
AnnTaylor Stores Corp.*	63,561	1,740,936
Barnes & Noble, Inc. (a)	43,052	609,186
Chico’s FAS, Inc.	195,277	2,349,182
Collective Brands, Inc.*	70,788	1,493,627
Dick’s Sporting Goods, Inc.*	97,449	3,654,337
Dress Barn, Inc. (The)*	76,198	2,013,151
Foot Locker, Inc.	171,165	3,358,257

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (Continued)

Guess?, Inc.	69,805	$3,303,173
J Crew Group, Inc.*	70,297	3,032,613
Office Depot, Inc.*	304,646	1,645,088
PetSmart, Inc.	129,306	5,148,965
Rent-A-Center, Inc.	70,557	2,277,580
Tractor Supply Co.	80,167	3,887,298
Williams-Sonoma, Inc.	116,720	4,165,737

		52,080,627

Textiles, Apparel & Luxury Goods 1.6%
Deckers Outdoor Corp.*	42,380	3,379,381
Fossil, Inc.*	56,500	3,982,120
Hanesbrands, Inc.*	105,309	2,674,849
Phillips-Van Heusen Corp.	72,975	4,598,155
Timberland Co. (The), Class A*	42,446	1,043,747
Under Armour, Inc., Class A* (a)	38,690	2,121,760
Warnaco Group, Inc. (The)*	48,933	2,694,740

		20,494,752

Thrifts & Mortgage Finance 1.4%
Astoria Financial Corp. (a)	90,402	1,257,492
First Niagara Financial Group, Inc. (a)	229,905	3,214,072
New York Community Bancorp, Inc. (a)	478,947	9,028,151
NewAlliance Bancshares, Inc.	115,536	1,730,729
Washington Federal, Inc.	123,720	2,093,342

		17,323,786

Tobacco 0.1%
Universal Corp. (a)	26,153	1,064,427

Trading Companies & Distributors 0.7%
GATX Corp.	50,909	1,796,069
MSC Industrial Direct Co., Class A	48,998	3,169,681
United Rentals, Inc.*	66,559	1,514,217
Watsco, Inc.	30,637	1,932,582

		8,412,549

Water Utilities 0.3%
Aqua America, Inc. (a)	151,225	3,399,538

Wireless Telecommunication Services 0.5%
Syniverse Holdings, Inc.*	77,200	2,381,620
Telephone & Data Systems, Inc.	101,023	3,692,391

		6,074,011

Total Common Stocks (cost $1,111,399,152)		1,221,194,368

Mutual Fund 2.2%

	Shares	Market Value

Money Market Fund 2.2%
Invesco Liquid Assets Portfolio -Institutional Class, 0.19% (c)	27,084,799	$27,084,799

Total Mutual Fund (cost $27,084,799)		27,084,799

Repurchase Agreement 7.5%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.15%, dated 12/31/2010, due 01/03/2011, repurchase price $63,701, 516, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 15.00%, maturing 04/15/2011 - 12/20/2040; total market value $64,974,734. (d)	$63,700,720	$63,700,720

Morgan Stanley, 0.15%, dated 12/31/2010, due 01/03/2011, repurchase price $30,000,375, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.90%-6.00%, maturing 01/09/12- 04/18/36; total market value $30,600,022. (d)	30,000,000	30,000,000

Total Repurchase Agreements (cost $93,700,720)		93,700,720

Total Investments (cost $1,232,184,671) (e) — 107.5%		1,341,979,887
Liabilities in excess of other assets —(7.5%)		(93,866,687)

NET ASSETS — 100.0%		$1,248,113,200

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $90,821,835.

(b)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of December 31, 2010.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2010, was $93,700,720.

14	Annual Report 2010

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

REIT	Real Estate Investment Trust

At December 31, 2010, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation
307	S&P MID 400 E- Mini	03/18/11	$27,792,710	$527,034

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Statement of Assets and Liabilities

December 31, 2010

NVIT Mid Cap Index Fund
Assets:
Investments, at value* (cost $1,138,483,951)	$1,248,279,167
Repurchase agreements, at value and cost	93,700,720

Total Investments	1,341,979,887

Cash	854
Dividends receivable	974,084
Security lending income receivable	20,484
Receivable for capital shares issued	1,642,949
Prepaid expenses	3,075

Total Assets	1,344,621,333

Liabilities:
Payable for capital shares redeemed	2,226,529
Payable for variation margin on futures contracts	193,410
Payable upon return of securities loaned (Note 2)	93,700,720
Accrued expenses and other payables:
Investment advisory fees	213,997
Fund administration fees	32,174
Distribution fees	2,901
Administrative servicing fees	52,117
Accounting and transfer agent fees	8,676
Trustee fees	7,402
Custodian fees	1,561
Compliance program costs (Note 3)	1,424
Professional fees	28,069
Printing fees	16,475
Other	22,678

Total Liabilities	96,508,133

Net Assets	$1,248,113,200

Represented by:
Capital	$1,136,681,991
Accumulated net realized gains from investment and futures transactions	1,108,959
Net unrealized appreciation/(depreciation) from investments	109,795,216
Net unrealized appreciation/(depreciation) from futures (Note 2)	527,034

Net Assets	$1,248,113,200

Net Assets:
Class I Shares	$317,379,516
Class II Shares	13,715,960
Class Y Shares	917,017,724

Total	$1,248,113,200

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	17,195,397
Class II Shares	746,298
Class Y Shares	49,685,438

Total	67,627,133

*	Includes value of securities on loan of $90,821,835 (Note 2)

16	Annual Report 2010

NVIT Mid Cap Index Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$18.46
Class II Shares	$18.38
Class Y Shares	$18.46

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Statement of Operations

For the Year Ended December 31, 2010

NVIT Mid Cap Index Fund
INVESTMENT INCOME:
Dividend income	$14,946,589
Income from securities lending (Note 2)	437,030
Other income	199

Total Income	15,383,818

EXPENSES:
Investment advisory fees	2,432,812
Fund administration fees	373,018
Distribution fees Class II Shares	31,753
Administrative servicing fees Class I Shares	442,108
Administrative servicing fees Class II Shares	19,052
Professional fees	85,576
Printing fees	20,497
Trustee fees	37,083
Custodian fees	44,542
Accounting and transfer agent fees	12,729
Compliance program costs (Note 3)	2,507
Recoupment fees (Note 3)	18,507
Other	45,864

Total expenses before earnings credit and expenses waived	3,566,048

Earnings credit (Note 4)	(824)
Expenses voluntarily waived by adviser (Note 3)	(135,450)

Net Expenses	3,429,774

NET INVESTMENT INCOME	11,954,044

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	44,626,359
Net realized gains from futures transactions (Note 2)	4,352,806

Net realized gains from investment and futures transactions	48,979,165

Net change in unrealized appreciation/(depreciation) from investments	203,698,365
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	207,825

Net change in unrealized appreciation/(depreciation) from investments and futures	203,906,190

Net realized/unrealized gains from investments and futures transactions	252,885,355

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$264,839,399

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Mid Cap Index Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$11,954,044	$12,119,635
Net realized gains/(losses) from investment and futures transactions	48,979,165	(22,259,624)
Net change in unrealized appreciation from investments and futures	203,906,190	319,061,480

Change in net assets resulting from operations	264,839,399	308,921,491

Distributions to Shareholders From:
Net investment income:
Class I	(3,666,463)	(2,471,277)
Class II	(126,351)	(80,666)
Class Y	(11,211,533)	(7,467,228)
Net realized gains:
Class I	(322,687)	(7,853,444)
Class II	(14,015)	(346,467)
Class Y	(931,664)	(21,828,945)

Change in net assets from shareholder distributions	(16,272,713)	(40,048,027)

Change in net assets from capital transactions	(54,219,568)	(18,721,615)

Change in net assets	194,347,118	250,151,849

Net Assets:
Beginning of year	1,053,766,082	803,614,233

End of year	$1,248,113,200	$1,053,766,082

Accumulated undistributed net investment income at end of year	$–	$2,692,002

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$29,009,414	$29,256,342
Dividends reinvested	3,989,150	10,324,721
Cost of shares redeemed	(76,486,950)	(64,295,228)

Total Class I	(43,488,386)	(24,714,165)

Class II Shares
Proceeds from shares issued	1,803,759	1,423,447
Dividends reinvested	140,366	427,133
Cost of shares redeemed	(3,713,664)	(3,512,553)

Total Class II	(1,769,539)	(1,661,973)

Class Y Shares
Proceeds from shares issued	82,582,098	132,500,886
Dividends reinvested	12,143,197	29,296,173
Cost of shares redeemed	(103,686,938)	(154,142,536)

Total Class Y	(8,961,643)	7,654,523

Change in net assets from capital transactions	$(54,219,568)	$(18,721,615)

Amount designated as “–” is zero or has been rounded to zero.

2010 Annual Report	19

Statements of Changes in Net Assets (Continued)

	NVIT Mid Cap Index Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009

SHARE TRANSACTIONS:
Class I Shares
Issued	1,792,655	2,336,952
Reinvested	239,574	747,398
Redeemed	(4,828,804)	(5,410,183)

Total Class I Shares	(2,796,575)	(2,325,833)

Class II Shares
Issued	111,463	118,113
Reinvested	8,442	30,918
Redeemed	(232,056)	(297,594)

Total Class II Shares	(112,151)	(148,563)

Class Y Shares
Issued	5,134,414	11,717,697
Reinvested	728,744	2,125,078
Redeemed	(6,441,016)	(11,721,021)

Total Class Y Shares	(577,858)	2,121,754

Total change in shares	(3,486,584)	(352,642)

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Mid Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$14.82	0.15	3.71	3.86	(0.20)	(0.02)	(0.22)	$18.46	26.20%		$317,379,516	0.42%	0.97%	0.43%	11.92%
Year Ended December 31, 2009 (e)	$11.25	0.15	3.94	4.09	(0.12)	(0.40)	(0.52)	$14.82	36.76%		$296,275,777	0.45%	1.23%	0.45%	22.52%
Year Ended December 31, 2008	$19.18	0.21	(6.83)	(6.62)	(0.21)	(1.10)	(1.31)	$11.25	(36.46%	)	$250,979,592	0.44%	1.22%	0.44%	24.70%
Year Ended December 31, 2007	$18.59	0.27	1.16	1.43	(0.27)	(0.57)	(0.84)	$19.18	7.56%		$479,738,690	0.46%	1.34%	0.47%	23.90%
Year Ended December 31, 2006	$17.36	0.21	1.48	1.69	(0.21)	(0.25)	(0.46)	$18.59	9.89%		$548,012,004	0.50%	1.17%	0.50%	13.76%

Class II Shares
Year Ended December 31, 2010 (e)	$14.76	0.11	3.69	3.80	(0.16)	(0.02)	(0.18)	$18.38	25.86%		$13,715,960	0.67%	0.72%	0.68%	11.92%
Year Ended December 31, 2009 (e)	$11.20	0.12	3.93	4.05	(0.09)	(0.40)	(0.49)	$14.76	36.50%		$12,669,285	0.70%	0.99%	0.70%	22.52%
Year Ended December 31, 2008	$19.11	0.18	(6.81)	(6.63)	(0.18)	(1.10)	(1.28)	$11.20	(36.61%	)	$11,279,926	0.64%	1.02%	0.64%	24.70%
Year Ended December 31, 2007	$18.53	0.23	1.16	1.39	(0.24)	(0.57)	(0.81)	$19.11	7.37%		$20,694,631	0.62%	1.17%	0.62%	23.90%
Year Ended December 31, 2006	$17.30	0.19	1.47	1.66	(0.18)	(0.25)	(0.43)	$18.53	9.74%		$21,522,029	0.66%	1.01%	0.66%	13.76%

Class Y Shares
Year Ended December 31, 2010 (e)	$14.82	0.18	3.70	3.88	(0.22)	(0.02)	(0.24)	$18.46	26.39%		$917,017,724	0.27%	1.12%	0.28%	11.92%
Year Ended December 31, 2009 (e)	$11.25	0.17	3.94	4.11	(0.14)	(0.40)	(0.54)	$14.82	36.96%		$744,821,020	0.30%	1.34%	0.30%	22.52%
Year Ended December 31, 2008	$19.18	0.23	(6.83)	(6.60)	(0.23)	(1.10)	(1.33)	$11.25	(36.38%	)	$541,354,715	0.31%	1.36%	0.31%	24.70%
Year Ended December 31, 2007	$18.59	0.03	1.18	1.46	(0.30)	(0.57)	(0.87)	$19.18	7.74%		$861,468,698	0.29%	1.28%	0.29%	23.90%
Period Ended December 31, 2006 (f)	$18.88	0.16	(0.01)	0.15	(0.19)	(0.25)	(0.44)	$18.59	0.94%		$153,172,267	0.31%	1.38%	0.31%	13.76%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	21

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Mid Cap Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, unaffiliated insurance companies, and by other series of the Trust that operate as funds-of-funds, such as the NVIT Investor Destinations Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

22	Annual Report 2010

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,221,194,368	$–	$–	$1,221,194,368
Futures Contracts	527,034	–	–	527,034
Mutual Fund	27,084,799	–	–	27,084,799
Repurchase Agreements	–	93,700,720	–	93,700,720
Total	$1,248,806,201	$93,700,720	$–	$1,342,506,921

*	See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Futures Contracts

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

net assets after taking into account unrealized profits and unrealized losses on such futures contracts. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contracts against defaults.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010.

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures — Equity contracts*	Net Assets — Unrealized appreciation from futures contracts	$527,034
Total		$527,034

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Futures — Equity contracts	$4,352,806
Total	$4,352,806

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Futures — Equity contracts	$207,825
Total	$207,825

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(c)	Repurchase Agreements

The Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current

24	Annual Report 2010

short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. The Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$ 90,821,835	$ 93,700,720

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to return of capital and capital gain distributions, distribution redesignations,

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (“the Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

26	Annual Report 2010

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010 the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $3 billion	0.21%
$3 billion and more	0.20%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $198,730 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.32% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2008 Amount	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$—	$37,041	$—	$37,041

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to this Expense Limitation Agreement, for the year ended December 31, 2010, the Fund reimbursed NFA in the amount of $18,507.

During the period, NFA renegotiated the subadvisory agreement applicable to the Fund, and NFA agreed through May 1, 2011 to reimburse to the Fund 50% of the difference between the amount NFA would have paid in subadvisory fees under the old and new subadvisory agreements. NFA reimbursed $135,450 to the Fund during the period pursuant to this agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and

2010 Annual Report	27

Notes to Financial Statements (Continued)

December 31, 2010

sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $461,160 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $2,507.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the

28	Annual Report 2010

distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $129,130,882 and sales of $192,290,191 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments.

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

2010 Annual Report	29

Notes to Financial Statements (Continued)

December 31, 2010

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,573,746	$1,698,967	$16,272,713	$—	$16,272,713

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,024,080	$30,023,947	$40,048,027	$—	$40,048,027

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$16,745,234	$16,745,234	$—	$—	$94,685,975	$111,431,209

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales, non-taxable dividends, and security lending adjustments.

30	Annual Report 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,247,293,912	$242,547,209	$(147,861,234)	$94,685,975

2010 Annual Report	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Mid Cap Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Mid Cap Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

32	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Mid Cap Index Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $1,698,967, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

2010 Annual Report	33

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86

Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries, Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

34	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	35

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

36	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	37

NVIT Money Market Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MMKT (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Principal Risks

The Fund is subject to asset-backed securities risk and repurchase agreements risk to varying degrees.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE

FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign,

2	Annual Report 2010

supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Federated Investment Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Federated Investment Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Money Market Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Money Market Fund (Class I at NAV) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Money Market Funds (consisting of 102 funds as of December 31, 2010) was 0.01% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s investments in the banking industry provided the most positive relative returns for the Fund during the reporting period. In the fourth quarter of 2010, interest rates finally began to head higher, but most of the action was on the long, not the short, end of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds). Despite mounting evidence of a firming recovery and massive new monetary and fiscal stimuli, money market rates barely budged from near-record lows. This occurred partly because the Federal Reserve Board continued to reiterate its commitment to keeping its target funds rate at historic lows, and because underlying core inflation continued to come in at the low end of the Federal Reserve’s preferred range. In fact, the central bank cited an uncomfortably low core rate and a stubbornly high jobless rate as reasons for its decision in early November to launch an additional round of quantitative easing through $600 billion of purchases of intermediate- to longer-term Treasury securities. The announcement, along with a White House compromise extending the Bush-era tax cuts for two years, stoked growth and longer-term inflation expectations, as well as concerns about financing the nation’s record and growing public debt. All of this worked to put upward pressure on longer rates. Until job growth increases enough to prompt the Fed to start tapping the brake, however, interest-rate increases on the short end are likely to be minimal.

What areas of investment detracted from Fund performance?

During the reporting period, the Fund’s investments in overnight securities detracted from Fund performance. These securities in the Fund generally were lower-yielding securities, but they were required for liquidity. None of the Fund’s securities defaulted during the reporting period.

What is your outlook for the near term?

Resisting various economic, political and policy crosscurrents, short-term interest rates finished December virtually unchanged from a month earlier. The static nature of the yield curve was unusual, given that overnight rates (repos and federal funds) tend to trade lower for liquidity reasons as the year-end approaches.

The lack of movement along the yield curve implies that investors do not anticipate a change in monetary policy until at least the second half of 2011. In the statement that accompanied the mid-December Federal Open Market Committee (FOMC) meeting, FOMC policymakers reaffirmed their intention to keep benchmark interest rates within the current range of zero to 0.25% for “an extended period.” The FOMC also restated the central bank’s resolve to continue the Fed’s controversial $600 billion second round of quantitative easing through June 2011. Yet, with the notable exception of the domestic housing market, where prices remain depressed due to excess supply, recent economic data has been decidedly upbeat. Adding to the hopeful tone, investors interpreted the agreement between the Obama administration and Congressional Republicans to extend (and expand) the Bush-era tax cuts as boosting the prospects for strong economic growth in 2011.

Looking ahead, we are prepared to begin shortening the Fund’s weighted average maturities as the date of the first Fed rate hike draws nearer. Yet after having gone to extraordinary lengths to prevent deflation and revive a lackluster economic recovery, the Fed is highly unlikely to call a premature halt to its creative and super-accommodative monetary policies before it sees unambiguous improvement in employment, housing and expectations for future inflation. We expect that such gains will become apparent as the year unfolds, suggesting that the FOMC could begin raising interest rates as early as August or September 2011.

Subadviser:

Federated Investment Management Company

2010 Annual Report	5

Fund Performance	NVIT Money Market Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I2	0.00%	2.26%	2.02%
Class II3	0.00%	2.06%	1.79%
Class IV3	0.00%	2.35%	2.10%
Class V3	0.00%	2.31%	2.07%
Class Y3,4	0.00%	2.35%	2.06%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]

These returns until the creation of Class II shares (December 14, 2009), Class IV shares (April 28, 2003), Class V shares (October 21, 2002) and Class Y shares (May 1, 2006) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class IV, Class V and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class II shares, Class IV shares, Class V shares and Class Y shares has not been adjusted to reflect its lower expenses.

[4]	Class Y shares were known as Class ID shares until May 1, 2008.

Expense Ratios

Expense Ratio*
Class I	0.64%
Class II	0.89%
Class IV	0.64%
Class V	0.64%
Class Y	0.48%
*	Current effective prospectus dated May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Money Market Fund versus performance of the iMoneyNet First Tier Retail Index (iMoneyNet First Tier Retail)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The iMoneyNet First Tier Retail is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	NVIT Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Money Market Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,000.00	1.71	0.34
	Hypothetical	[b]	1,000.00	1,023.49	1.73	0.34
Class II Shares	Actual		1,000.00	1,000.00	1.71	0.34
	Hypothetical	[b]	1,000.00	1,023.49	1.73	0.34
Class IV Shares	Actual		1,000.00	1,000.00	1.71	0.34
	Hypothetical	[b]	1,000.00	1,023.49	1.73	0.34
Class V Shares	Actual		1,000.00	1,000.00	1.71	0.34
	Hypothetical	[b]	1,000.00	1,023.49	1.73	0.34
Class Y Shares	Actual		1,000.00	1,000.00	1.71	0.34
	Hypothetical	[b]	1,000.00	1,023.49	1.73	0.34

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary December 31, 2010	NVIT Money Market Fund

Asset Allocation
Commercial Paper	61.8%
Certificates of Deposit	12.2%
Mutual Funds	11.2%
U.S. Government Sponsored & Agency Obligations	6.8%
U.S. Treasury Notes	3.5%
Corporate Bonds	2.1%
Municipal Bond	0.5%
Other assets in excess of liabilities	1.9%

100.0%

Top Industries †
Finance-Retail	21.7%
Banking	20.8%
Finance-Commercial	13.4%
Government Agency	11.7%
Asset Management	11.4%
Finance-Automotive	8.6%
Treasury Securities	3.5%
Pharmaceuticals and Health Care	3.0%
Chemicals	2.8%
Food & Beverage	1.0%
Other Industries	2.1%

100.0%

Top Holdings †
Federated Prime Obligations Fund, Institutional Shares	5.7%
Federated Prime Cash Obligations Fund, Institutional Shares	5.7%
Jupiter Securitization Co. LLC, 0.22%, 01/05/11	3.5%
Straight-A Funding LLC, 0.25%, 03/01/11	3.2%
Chariot Funding LLC, 0.23%, 01/24/11	2.8%
Atlantic Asset Securitization LLC, 0.22%, 01/04/11	2.4%
Falcon Asset Securitization Co. LLC, 0.12%, 01/03/11	2.4%
BASF SE, 0.21%, 01/11/11	2.4%
Federal Home Loan Banks, 0.17%, 07/20/11	2.3%
Federal Home Loan Mortgage Corp., 0.34%, 01/09/12	2.3%
Other Holdings	67.3%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

NVIT Money Market Fund

Certificates of Deposit 12.2%

	Principal Amount	Market Value

Banking 12.2%
Bank of Montreal
0.47%, 09/02/11	$5,000,000	$5,000,000
0.35%, 10/24/11 (a)	5,000,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.38%, 03/08/11	20,000,000	20,002,190
Barclays Bank PLC, 0.51%, 01/21/11 (a)	35,000,000	35,000,000
BNP Paribas, 0.43%, 03/18/11	20,000,000	20,000,000
Credit Agricole Corporate and Investment Bank
0.53%, 02/11/11	25,000,000	25,000,000
0.47%, 03/16/11	30,000,000	30,000,000
0.39%, 04/12/11	30,000,000	29,996,313
0.56%, 07/18/11	5,000,000	5,000,000
0.50%, 08/09/11	10,000,000	10,000,000
Deutsche Bank AG
0.40%, 02/14/11	5,000,000	5,000,000
0.51%, 10/07/11	25,000,000	25,000,000
Mizuho Corporate Bank, 0.29%, 03/01/11	25,000,000	25,000,000
Toronto Dominion Bank, 0.40%, 09/07/11	25,000,000	25,000,000

Total Certificates of Deposit (cost $264,998,503)		264,998,503

Commercial Paper 61.8%
Banking 8.3%
Australia & New Zealand Banking Group Ltd., 0.29%, 01/28/11 (a)(b)	6,200,000	6,200,000
Bank of America Corp., 0.28%, 01/18/11	25,000,000	24,996,694
ING (US) Funding LLC, 0.29%, 03/16/11	20,000,000	19,988,078
Matchpoint Master Trust, 0.39%, 05/10/11 (b)	30,000,000	29,958,433
Societe Generale North America, Inc.
0.65%, 01/19/11	5,000,000	4,998,375
0.42%, 02/10/11	25,300,000	25,300,000
0.41%, 03/15/11	1,380,000	1,378,853
0.41%, 03/18/11	27,000,000	26,976,630
0.40%, 04/14/11	40,000,000	39,954,222

		179,751,285

Chemicals 2.8%
BASF SE
0.21%, 01/11/11 (b)	50,000,000	49,997,083
0.24%, 03/02/11 (b)	10,568,000	10,563,773

		60,560,856

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Automotive 8.4%
FCAR Owner Trust
0.80%, 01/05/11	$25,000,000	$24,997,778
0.64%, 01/24/11	15,000,000	14,993,867
0.45%, 04/01/11	32,100,000	32,063,888
0.45%, 04/26/11	23,000,000	22,966,937
0.45%, 04/29/11	17,000,000	16,974,925
Toyota Motor Credit Corp.
0.27%, 04/08/11	30,000,000	29,978,175
0.29%, 04/27/11	20,000,000	19,981,312
0.40%, 05/31/11	22,000,000	21,963,333

		183,920,215

Finance-Commercial 12.5%
Atlantic Asset Securitization LLC
0.22%, 01/04/11 (b)	51,800,000	51,799,050
0.26%, 01/07/11 (b)	2,400,000	2,399,896
0.29%, 01/10/11 (b)	1,000,000	999,927
0.27%, 02/01/11 (b)	25,000,000	24,994,188
Fairway Finance LLC
0.26%, 01/18/11 (b)	23,870,000	23,867,069
0.26%, 01/19/11 (b)	10,055,000	10,053,693
0.26%, 02/04/11 (b)	11,435,000	11,432,192
0.29%, 02/18/11 (b)	10,000,000	10,000,000
0.31%, 05/03/11 (b)	15,000,000	15,000,000
Market Street Funding LLC
0.30%, 01/13/11 (b)	42,045,000	42,040,795
0.28%, 01/20/11 (b)	26,024,000	26,020,154
0.28%, 01/21/11 (b)	28,500,000	28,495,567
0.27%, 02/16/11 (b)	15,000,000	14,994,825
Starbird Funding Corp., 0.29%, 02/28/11 (b)	10,000,000	9,995,328

		272,092,684

Finance-Retail 21.3%
Alpine Securitization Corp., 0.15%, 01/03/11 (b)	31,420,000	31,419,738
Barton Capital LLC
0.37%, 01/06/11 (b)	39,390,000	39,387,976
0.27%, 01/24/11 (b)	6,500,000	6,498,878
0.27%, 02/03/11 (b)	28,045,000	28,038,059
Chariot Funding LLC, 0.23%, 01/24/11 (b)	59,000,000	58,991,330
Falcon Asset Securitization Co. LLC, 0.12%, 01/03/11 (b)	50,000,000	49,999,667
Jupiter Securitization Co. LLC
0.12%, 01/03/11 (b)	31,000,000	30,999,793
0.22%, 01/05/11 (b)	75,000,000	74,998,167

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

NVIT Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Retail (continued)
Salisbury Receivables Co. LLC
0.29%, 01/05/11 (b)	$2,959,000	$2,958,904
0.28%, 01/10/11 (b)	40,000,000	39,997,200
0.25%, 01/19/11 (b)	9,000,000	8,998,875
0.27%, 02/16/11 (b)	21,751,000	21,743,496
0.28%, 03/17/11 (b)	25,000,000	24,985,417
Sheffield Receivables Corp.
0.30%, 01/11/11 (b)	10,000,000	9,999,167
0.26%, 02/01/11 (b)	21,231,000	21,226,247
0.28%, 03/21/11 (b)	13,511,000	13,502,698

		463,745,612

Food & Beverage 0.9%
Coca-Cola Co. (The), 0.25%, 02/07/11 (b)	20,000,000	19,994,861

Government Agency 4.6%
Straight-A Funding LLC
0.26%, 01/24/11	31,200,000	31,194,818
0.25%, 03/01/11	68,900,000	68,871,770

		100,066,588

Oil & Oil Finance 0.8%
ConocoPhilips Qatar Funding Ltd., 0.27%, 01/24/11 (b)	17,119,000	17,116,047

Pharmaceuticals and Health Care 2.2%
Novartis Finance Corp.
0.20%, 01/03/11 (b)	29,000,000	28,999,678
0.18%, 01/05/11 (b)	20,000,000	19,999,600

		48,999,278

Total Commercial Paper (cost $1,346,247,426)		1,346,247,426

Corporate Bonds 2.1%
Electronics 0.1%
IBM Corp., 0.87%, 07/28/11 (a)	2,300,000	2,307,124

Finance-Commercial 0.7%
General Electric Capital Corp.
6.13%, 02/22/11	13,025,000	13,124,600
0.38%, 04/28/11 (a)	1,490,000	1,489,943

		14,614,543

Insurance 0.4%
New York Life Global Funding, 0.30%, 12/01/11 (a)(b)	10,000,000	10,000,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals and Health Care 0.7%
Roche Holdings, Inc., 2.29%, 02/25/11 (a)(b)	$14,400,000	$14,443,698

Retail 0.2%
Wal-Mart Stores, Inc., 4.13%, 02/15/11	5,460,000	5,484,811

Total Corporate Bonds (cost $46,850,176)		46,850,176

Municipal Bond 0.5%
South Carolina 0.5%
South Carolina Transportation Infrastructure Bank, 0.32%, 10/01/31 (a)	9,850,000	9,850,000

Total Municipal Bond (cost $9,850,000)		9,850,000

U.S. Government Sponsored & Agency Obligations 6.8%
Government Agency Securities 6.8%
Federal Home Loan Banks
0.17%, 07/20/11 (a)	50,000,000	49,991,610
0.40%, 11/25/11	5,000,000	5,000,000
0.41%, 12/09/11	5,000,000	5,000,000
Federal Home Loan Mortgage Corp., 0.34%, 01/09/12 (a)	50,000,000	49,979,241
Federal National Mortgage Association
0.18%, 03/01/11	35,000,000	34,989,470
0.17%, 08/11/11 (a)	3,600,000	3,598,673

		148,558,994

Total U.S. Government Sponsored & Agency Obligations (cost $148,558,994)		148,558,994

10	Annual Report 2010

NVIT Money Market Fund (Continued)

Mutual Funds 11.2%

	Shares	Market Value

Asset Management 11.2%
Federated Prime Cash Obligations Fund, Institutional Shares, 0.19% (c)	122,037,918	$122,037,918
Federated Prime Obligations Fund, Institutional Shares, 0.17% (c)	122,239,658	122,239,658

Total Mutual Funds (cost $244,277,576)		244,277,576

U.S. Treasury Notes 3.5%

	Principal Amount	Market Value

U.S. Treasury Notes
4.88%, 05/31/11	$30,000,000	$30,570,717
5.13%, 06/30/11	25,000,000	25,588,747
0.75%, 11/30/11	20,000,000	20,081,191

Total U.S. Treasury Notes (cost $76,240,655)		76,240,655

Total Investments (cost $2,137,023,330) (d) — 98.1%		2,137,023,330

Other assets in excess of liabilities — 1.9%		40,995,735

NET ASSETS — 100.0%		$2,178,019,065

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2010 was $943,111,469 which represents 43.30% of net assets.

(c)	Represents 7-day effective yield as of December 31, 2010.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

SE	European Public Limited Liability Company

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Assets and Liabilities

December 31, 2010

NVIT Money Market Fund
Assets:
Investments, at value (cost $2,137,023,330)	$2,137,023,330
Cash	12,896
Interest and dividends receivable	968,733
Receivable for investments sold	17,500,000
Receivable for capital shares issued	30,831,492
Prepaid expenses	6,822

Total Assets	2,186,343,273

Liabilities:
Payable for capital shares redeemed	7,518,466
Accrued expenses and other payables:
Investment advisory fees	555,984
Fund administration fees	57,817
Accounting and transfer agent fees	18,699
Trustee fees	9,245
Custodian fees	4,117
Compliance program costs (Note 3)	1,957
Professional fees	50,936
Printing fees	54,848
Other	52,139

Total Liabilities	8,324,208

Net Assets	$2,178,019,065

Represented by:
Capital	$2,179,573,574
Accumulated net realized losses from investment transactions	(1,554,509)

Net Assets	$2,178,019,065

Net Assets:
Class I Shares	$1,066,297,467
Class II Shares	233,716,674
Class IV Shares	77,530,878
Class V Shares	476,523,940
Class Y Shares	323,950,106

Total	$2,178,019,065

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,067,165,389
Class II Shares	233,908,699
Class IV Shares	77,577,731
Class V Shares	476,885,222
Class Y Shares	324,040,174

Total	2,179,577,215

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$1.00
Class II Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00
Class Y Shares	$1.00

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

NVIT Money Market Fund
INVESTMENT INCOME:
Interest income	$6,981,357
Dividend income	435,720

Total Income	7,417,077

EXPENSES:
Investment advisory fees	8,863,095
Fund administration fees	760,499
Distribution fees Class II Shares	748,648
Administrative servicing fees Class I Shares	1,882,659
Administrative servicing fees Class II Shares	479,173
Administrative servicing fees Class IV Shares	135,271
Administrative servicing fees Class V Shares	520,310
Professional fees	148,336
Printing fees	50,253
Trustee fees	71,580
Custodian fees	62,392
Accounting and transfer agent fees	26,062
Compliance program costs (Note 3)	6,450
Other	101,360

Total expenses before earnings credit, expenses waived and reimbursed	13,856,088

Earnings credit (Note 4)	(3,100)
Investment advisory fees voluntarily waived (Note 3)	(2,671,474)
Distribution fees voluntarily waived—Class II (Note 3)	(748,648)
Administrative servicing fees voluntarily waived—Class I (Note 3)	(1,882,659)
Administrative servicing fees voluntarily waived—Class II (Note 3)	(479,173)
Administrative servicing fees voluntarily waived—Class IV (Note 3)	(108,030)
Administrative servicing fees voluntarily waived—Class V (Note 3)	(520,310)
Expenses reimbursed by adviser (Note 3)	(27,094)

Net Expenses	7,415,600

NET INVESTMENT INCOME	1,477

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,341

Net realized/unrealized gains from investments	1,341

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,818

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Statements of Changes in Net Assets

	NVIT Money Market Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$1,477	$1,327,539
Net realized gains from investment transactions	1,341	12,163

Change in net assets resulting from operations	2,818	1,339,702

Distributions to Shareholders From:
Net investment income:
Class I	(2,287)	(757,904)
Class II	(628)	–	(a)
Class IV	(165)	(77,598)
Class V	(993)	(349,983)
Class Y	(602)	(139,444)

Change in net assets from shareholder distributions	(4,675)	(1,324,929)

Change in net assets from capital transactions	(276,686,968)	(325,015,204)

Change in net assets	(276,688,825)	(325,000,431)

Net Assets:
Beginning of year	2,454,707,890	2,779,708,321

End of year	$2,178,019,065	$2,454,707,890

Accumulated undistributed net investment income at end of year	$–	$3,198

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$471,638,190	$370,988,906
Dividends reinvested	2,287	757,904
Cost of shares redeemed	(695,463,358)	(931,688,668)

Total Class I	(223,822,881)	(559,941,858)

Class II Shares
Proceeds from shares issued	702,235,514	30,012,703	(a)
Proceeds from shares issued from merger (Note 7)	–	303,548,129	(a)
Dividends reinvested	628	–	(a)
Cost of shares redeemed	(764,219,860)	(37,668,415	)(a)

Total Class II	(61,983,718)	295,892,417	(a)

Class IV Shares
Proceeds from shares issued	25,815,644	45,412,180
Dividends reinvested	165	77,598
Cost of shares redeemed	(39,235,764)	(37,445,283)

Total Class IV	(13,419,955)	8,044,495

Class V Shares
Proceeds from shares issued	313,380,606	331,384,130
Dividends reinvested	993	349,983
Cost of shares redeemed	(359,997,558)	(485,839,382)

Total Class V	(46,615,959)	(154,105,269)

(a)	For the period from December 14, 2009 (commencement of operations) through December 31, 2009.
Amounts	designated as “—” are zero or have been rounded to zero.

14	Annual Report 2010

	NVIT Money Market Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Class Y Shares
Proceeds from shares issued	$147,966,702	$194,501,117
Dividends reinvested	602	139,444
Cost of shares redeemed	(78,811,759)	(109,545,550)

Total Class Y	69,155,545	85,095,011

Change in net assets from capital transactions	$(276,686,968)	$(325,015,204)

SHARE TRANSACTIONS:
Class I Shares
Issued	471,638,190	370,988,906
Reinvested	2,287	757,904
Redeemed	(695,463,358)	(931,688,668)

Total Class I Shares	(223,822,881)	(559,941,858)

Class II Shares
Issued	702,235,514	30,012,703	(a)
Issued in merger (Note 7)	–	303,548,129	(a)
Reinvested	628	–	(a)
Redeemed	(764,219,860)	(37,668,415	)(a)

Total Class II Shares	(61,983,718)	295,892,417	(a)

Class IV Shares
Issued	25,815,644	45,412,180
Reinvested	165	77,598
Redeemed	(39,235,764)	(37,445,283)

Total Class IV Shares	(13,419,955)	8,044,495

Class V Shares
Issued	313,380,606	331,384,130
Reinvested	993	349,983
Redeemed	(359,997,558)	(485,839,382)

Total Class V Shares	(46,615,959)	(154,105,269)

Class Y Shares
Issued	147,966,702	194,501,117
Reinvested	602	139,444
Redeemed	(78,811,759)	(109,545,550)

Total Class Y Shares	69,155,545	85,095,011

Total change in shares	(276,686,968)	(325,015,204)

(a)	For the period from December 14, 2009 (commencement of operations) through December 31, 2009.
Amounts	designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Money Market Fund

		Operations		Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)
Class I Shares
Year Ended December 31, 2010 (d)	$1.00	–	–	–	–	$1.00	–		$1,066,297,467	0.31%	–	0.59%
Year Ended December 31, 2009 (d)	$1.00	–	–	–	–	$1.00	0.04%		$1,290,121,011	0.53%	0.05%	0.67%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.05	%(e)	$1,849,909,902	0.59%	2.00%	0.60%
Year Ended December 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	$1.00	4.79	%(f)	$1,555,557,742	0.64%	4.69%	0.64%
Year Ended December 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.53%		$1,269,500,302	0.64%	4.46%	0.64%

Class II Shares
Year Ended December 31, 2010 (d)	$1.00	–	–	–	–	$1.00	–		$233,716,674	0.31%	–	0.84%
Period Ended December 31, 2009 (d) (g)	$1.00	–	–	–	–	$1.00	0.04%		$295,700,874	0.29%	–	0.86%

Class IV Shares
Year Ended December 31, 2010 (d)	$1.00	–	–	–	–	$1.00	–		$77,530,878	0.31%	–	0.58%
Year Ended December 31, 2009 (d)	$1.00	–	–	–	–	$1.00	0.09%		$90,950,906	0.47%	0.10%	0.71%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.15	%(e)	$82,903,026	0.50%	2.12%	0.62%
Year Ended December 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	$1.00	4.94	%(f)	$78,295,421	0.50%	4.83%	0.62%
Year Ended December 31, 2006	$1.00	0.05	0.05	(0.05)	(0.05)	$1.00	4.67%		$76,972,805	0.50%	4.58%	0.64%

Class V Shares
Year Ended December 31, 2010 (d)	$1.00	–	–	–	–	$1.00	–		$476,523,940	0.31%	–	0.53%
Year Ended December 31, 2009 (d)	$1.00	–	–	–	–	$1.00	0.06%		$523,140,279	0.50%	0.06%	0.60%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.14	%(e)	$677,242,363	0.51%	2.07%	0.52%
Year Ended December 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	$1.00	4.87	%(f)	$511,681,426	0.57%	4.76%	0.57%
Year Ended December 31, 2006	$1.00	0.05	0.05	(0.05)	(0.05)	$1.00	4.61%		$466,192,183	0.56%	4.56%	0.56%

Class Y Shares (h)
Year Ended December 31, 2010 (d)	$1.00	–	–	–	–	$1.00	–		$323,950,106	0.31%	–	0.42%
Year Ended December 31, 2009 (d)	$1.00	–	–	–	–	$1.00	0.09%		$254,794,820	0.49%	0.07%	0.50%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.18	%(e)	$169,653,030	0.47%	2.19%	0.47%
Year Ended December 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	$1.00	4.97	%(f)	$182,709,725	0.45%	4.79%	0.45%
Period Ended December 31, 2006 (i)	$1.00	0.03	0.03	(0.03)	(0.03)	$1.00	3.26%		$15,448,182	0.48%	4.81%	0.48%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	Includes payment from the adviser which increased the total return by 0.03% (Note 3).
(f)	Includes payment from the adviser which increased the total return by 0.25% (Note 3).
(g)	For the period from December 14, 2009 (commencement of operations) through December 31, 2009.
(h)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.
(i)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Money Market Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds of funds, such as the NVIT Cardinal Funds and the NVIT Investor Destinations Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Investments in the Fund are generally valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Funds use of amortized cost is subject to compliance with certain conditions specified by Rule 2a-7 of the 1940 Act.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Certificates of Deposit	$—	$264,998,503	$—	$264,998,503
Commercial Paper	—	1,346,247,426	—	1,346,247,426
Corporate Bonds	—	46,850,176	—	46,850,176
Municipal Bond	—	9,850,000	—	9,850,000
Mutual Funds	244,277,576	—	—	244,277,576
U.S. Government Sponsored & Agency Obligations	—	148,558,994	—	148,558,994
U.S. Treasury Notes	—	76,240,655	—	76,240,655
Total	$244,277,576	$1,892,745,754	$—	$2,137,023,330

* See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value (“NAV”) of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a

18	Annual Report 2010

taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion up to $2 billion	0.38%
$2 billion up to $5 billion	0.36%
$5 billion and more	0.34%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $787,341 for the year ended December 31, 2010.

During the year ended December 31, 2010, the Fund held shares of the Federated Prime Obligations Fund and the Federated Prime Cash Obligations Fund (the “Federated Funds”), which were advised by the Subadviser. The amount of the fee that NFA paid to the Subadviser for subadvising the Fund was reduced by an amount equal to the dollar amount that the Subadviser earned as the investment adviser to the Federated Funds that was attributable to the investment of the Fund’s assets in the Federated Funds (the “Offset Amount”). NFA in turn has waived from its investment advisory fee an amount equal to the Offset Amount.

The Trust and NFA had entered into a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.50% for Class IV shares of the Fund through April 30, 2010.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010.

As of December 31, 2010, the cumulative potential reimbursements, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2008 Amount	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$91,053	$141,332	$27,094	$259,479

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations

20	Annual Report 2010

Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, 0.20% of the average daily net assets of Class IV shares and 0.10% of the average daily net assets of Class V shares of the Fund.

For the year ended December 31, 2010, NFS received $3,017,413 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $6,450.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

During the year ended December 31, 2010, NFA voluntarily waived investment advisory fees payable by the Fund in an amount equal to $2,671,474. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Class II shares of the Fund in an amount equal to $748,648. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Class I, Class II, Class IV and Class V shares of the Fund in an amount equal to $2,990,172. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by the Fund of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represent that any of these voluntary waivers will be continued or repeated.

On October 9, 2008, Nationwide Asset Management, LLC, the previous subadviser to the Fund, made a capital contribution of $900,000 to the Fund in connection with a $900,000 loss realized by the Fund on sale of securities.

On November 2, 2007, Nationwide Mutual Insurance Company (“NMIC”) purchased several structured investment vehicle notes from the Fund. These notes were purchased at a price equal to the notes’ amortized cost including accrued interest totaling $118,730,058, of which $5,441,406 was a contribution from NMIC representing the amount in excess of the estimated value of the notes determined in good faith.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had short-term purchases of $107,777,531 and sales of $30,500,000 of U.S. Government Securities.

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

7.  Other

On December 14, 2009, the Fund acquired all of the net assets of NVIT Money Market Fund II, a series of the Trust that had operated as a money market fund pursuant to Rule 2a-7 of the 1940 Act, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on September 10, 2009. The purpose of the reorganization was to combine funds managed by NFA that had comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 303,548,129 shares of the Fund, valued at $303,548,129, for the assets of NVIT Money Market Fund II. The investment portfolio of NVIT Money Market Fund II, with a fair value and identified cost of $303,612,649 at December 13, 2009, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from NVIT Money Market Fund II was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Fund were $2,442,437,294.

The following pro forma information for the year ended December 31, 2009 is provided as though the reorganization had been completed on January 1, 2009, the beginning of the applicable annual reporting period of the Fund.

—	Net investment income $1,786,221;

—	Net gain on investments $12,163; and

—	Net increase in net assets resulting from operations $1,798,384.

22	Annual Report 2010

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings attributable to NVIT Money Market Fund II that have been included in the Fund’s statement of operations since December 14, 2009.

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,675	$—	$4,675	$—	$4,675

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,324,929	$—	$1,324,929	$—	$1,324,929

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
$—	$—	$—	$(1,554,509)	$—	$(1,554,509)

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,137,023,330	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$ 15,225	2011
$1,539,284	2017

2010 Annual Report	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Money Market Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

24	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries, Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	25

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

26	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President of Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28	Annual Report 2010

NVIT Multi-Manager International Growth Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

16	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

21	Financial Highlights

22	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Supplemental Information

34	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-IG (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Growth funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in derivatives and in stocks of small and mid-sized companies.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected

2	Annual Report 2010

securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Growth Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in developed markets outside the United States and Canada that are considered to be growth securities, with growth investment style characteristics defined by five variables determined by MSCI; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of

2010 Annual Report	3

Important Disclosures (Continued)

American Century Investment Management, Inc. or Invesco Advisers, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of American Century Investment Management, Inc. or Invesco Advisers, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

g

Summary of Market Environment

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Multi-Manager International Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Multi-Manager International Growth Fund (Class Y at NAV) returned 14.26% versus 12.25% for its new benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Growth Index, and 7.75% for its former benchmark, the MSCI EAFE Index.* For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Growth Funds (consisting of 84 funds as of December 31, 2010) was 14.21% for the same time period.

*The benchmark for the NVIT Multi-Manager International Growth Fund changed from the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index to the MSCI EAFE Growth Index effective December 31, 2010.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s positions in the energy, financials and industrials sectors contributed to relative Fund performance during the reporting period.

The Fund’s overweight position in the energy sector aided Fund performance. In the financials sector, the Fund’s meaningful underweight exposure versus the MSCI EAFE Index sector was a key contributor to Fund performance. The Fund’s underweight in financials was driven by the Fund’s lack of exposure to large commercial banking and capital market stocks, predominantly across developed Europe. The exposure that the Fund had in this sector during the reporting period was biased toward locally geared emerging market banks in China and Brazil.

Within the industrials sector, solid performers in the machinery and electrical equipment industries bolstered relative Fund returns. In addition, effective Fund holdings within the textiles, apparel and luxury goods industry led relative gainers in the Fund’s consumer discretionary sector position. The Fund also benefited from an overweight position in the resurgent automobile industry.

In broad geographic terms, the Fund saw outperformance from holdings in both Europe and Asia.

What areas of investment detracted from Fund performance?

The Fund’s positions in the materials, consumer staples and consumer discretionary sectors detracted from relative Fund performance. Despite delivering double-digit gains in the materials sector, the Fund’s continued underweight exposure to the materials sector was a drag on relative Fund results.

The Fund’s underweight stake in the consumer staples sector, most notably among food and staples retailers, further diminished relative Fund performance as the sector generated solid gains despite its historically defensive reputation.

Despite some strong-performing holdings, the Fund’s overweight position in the consumer discretionary sector versus the MSCI EAFE Index reduced relative Fund performance.

The information technology sector fell out of favor with investors during the reporting period, and the Fund was hurt by its overweight exposure to this sector. Moreover, poor relative performance by Fund holdings in the Internet software and services industry bogged down the Fund’s stake, as did a considerable Fund overweight in the electronic equipment, instruments and components industry.

From a geographic perspective, relative Fund gains were modestly offset by the negative impact of Fund holdings in Sweden and the Netherlands. The Fund’s underweight in Japan detracted from Fund results as well.

What is your outlook for the near term?

As the world economic cycle continues to transition into expansion mode, global investors appear to be focusing on companies that have the capacity to show sustainable, accelerating earnings growth. Following strong market performance in the second half of 2010, investor sentiment rose to the high end of historic norms supported by low interest rates, ample liquidity and improving global gross domestic product (GDP) outlooks versus this time last year. At the same time, the risks of tighter monetary policy in robust emerging market economies and the lingering sovereign debt situation in Europe mean that investors should be prepared for volatility.

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Brian Brady and Mark S. Kopinski

Subadviser:

Invesco Advisers, Inc.

Portfolio Managers:

Shuxin Cao, Matthew Dennis, Jason Holzer, Clas Olsson and Barrett Sides

6	Annual Report 2010

Fund Performance	NVIT Multi-Manager International Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	14.14%	0.06%
Class II	13.83%	-0.19%
Class III	14.04%	-0.05%
Class VI	13.80%	-0.31%
Class Y	14.26%	0.10%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

Expense Ratio*
Class I	1.10%
Class II	1.35%
Class III	1.10%
Class VI	1.35%
Class Y	0.95%
*	Current effective prospectus dated May 1, 2010 (as revised July 16, 2010). Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager International Growth Fund versus performance of the MSCI EAFE Growth Index(new)(a), the MSCI EAFE Index (former)(b) and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI EAFE Growth Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in developed markets outside the United States and Canada that are considered to be growth securities, with growth investment style characteristics defined by five variables determined by MSCI; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

(b)	The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban household.

2010 Annual Report	7

Shareholder Expense Example	NVIT Multi-Manager International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Multi-Manager International Growth Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,249.30	6.07	1.07
	Hypothetical	[b]	1,000.00	1,019.81	5.45	1.07
Class II Shares	Actual		1,000.00	1,248.40	7.54	1.33
	Hypothetical	[b]	1,000.00	1,018.50	6.77	1.33
Class III Shares	Actual		1,000.00	1,249.90	6.07	1.07
	Hypothetical	[b]	1,000.00	1,019.81	5.45	1.07
Class VI Shares	Actual		1,000.00	1,248.40	7.48	1.32
	Hypothetical	[b]	1,000.00	1,018.55	6.72	1.32
Class Y Shares	Actual		1,000.00	1,251.70	5.22	0.92
	Hypothetical	[b]	1,000.00	1,020.57	4.69	0.92

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Multi-Manager International Growth Fund

Asset Allocation
Common Stocks	94.3%
Mutual Fund	4.6%
Preferred Stocks	0.4%
Warrant ‡	0.0%
Other assets in excess of liabilities	0.7%

100.0%

Top Industries †
Pharmaceuticals	8.3%
Oil, Gas & Consumable Fuels	7.8%
Media	5.3%
Commercial Banks	5.3%
Machinery	4.7%
Wireless Telecommunication Services	3.8%
Metals & Mining	3.3%
Food Products	3.2%
Chemicals	2.7%
Tobacco	2.7%
Other Industries	52.9%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	4.6%
Nidec Corp.	1.7%
Nestle SA	1.6%
Teva Pharmaceutical Industries Ltd. ADR	1.6%
Roche Holding AG	1.6%
BHP Billiton Ltd.	1.5%
America Movil SAB de CV Series L ADR	1.5%
International Power PLC	1.4%
Shire PLC	1.4%
Imperial Tobacco Group PLC	1.4%
Other Holdings	81.7%

100.0%

Top Countries †
United Kingdom	15.0%
Japan	9.1%
Switzerland	7.4%
Germany	6.8%
Australia	6.5%
Canada	5.8%
France	5.4%
United States	4.6%
Netherlands	4.4%
South Korea	2.8%
Other Countries	32.2%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Multi-Manager International Growth Fund

Common Stocks 94.3%

	Shares	Market Value

AUSTRALIA 6.5%
Biotechnology 0.8%
CSL Ltd.	151,669	$5,630,290

Chemicals 0.2%
Incitec Pivot Ltd.	331,000	1,341,871

Construction & Engineering 0.1%
Boart Longyear Group	251,100	1,172,951

Containers & Packaging 0.1%
Amcor Ltd.	115,100	794,759

Energy Equipment & Services 1.1%
WorleyParsons Ltd.	284,188	7,783,533

Food & Staples Retailing 0.5%
Woolworths Ltd.	138,756	3,831,729

Health Care Equipment & Supplies 1.0%
Cochlear Ltd.	89,161	7,339,695

Insurance 0.6%
QBE Insurance Group Ltd.	230,616	4,282,792

Metals & Mining 2.1%
Atlas Iron Ltd.*	168,000	508,021
BHP Billiton Ltd.	244,530	11,370,919
Iluka Resources Ltd.*	369,600	3,452,860

		15,331,800

		47,509,420

AUSTRIA 0.3%
Machinery 0.3%
Andritz AG	22,700	2,090,709

BELGIUM 2.1%
Beverages 1.3%
Anheuser-Busch InBev NV	159,922	9,137,752

Chemicals 0.4%
Umicore	54,600	2,842,691

Diversified Telecommunication Services 0.0% †
Telenet Group Holding NV*	6,300	248,210

Electrical Equipment 0.4%
Bekaert SA	27,900	3,201,604

		15,430,257

BRAZIL 2.2%
Commercial Banks 1.2%
Banco Bradesco SA ADR	419,602	8,513,725

Oil, Gas & Consumable Fuels 0.7%
Petroleo Brasileiro SA — Preference Shares ADR	148,948	5,089,553

Road & Rail 0.1%
Localiza Rent a Car SA	40,900	662,777

Common Stocks (continued)

	Shares	Market Value

BRAZIL (continued)
Software 0.2%
Totvs SA	15,100	$1,537,289

		15,803,344

CANADA 5.7%
Chemicals 0.3%
Agrium, Inc.	26,600	2,440,550

Insurance 0.6%
Fairfax Financial Holdings Ltd.	10,717	4,408,273

Metals & Mining 0.8%
First Quantum Minerals Ltd.	17,300	1,879,111
Silver Wheaton Corp.*	55,100	2,160,111
Western Coal Corp.*	163,800	2,026,290

		6,065,512

Oil, Gas & Consumable Fuels 3.6%
Canadian Natural Resources Ltd.	118,879	5,302,508
Cenovus Energy, Inc.	150,414	5,034,474
Encana Corp.	112,382	3,287,934
Niko Resources Ltd.	6,800	705,646
Pacific Rubiales Energy Corp.	87,500	2,970,054
Suncor Energy, Inc.	138,692	5,339,565
Talisman Energy, Inc.	151,643	3,373,573

		26,013,754

Pharmaceuticals 0.0% †
Valeant Pharmaceuticals International, Inc.	12,900	364,941

Road & Rail 0.4%
Canadian National Railway Co.	39,612	2,643,323

		41,936,353

CAYMAN ISLANDS 0.2%
Personal Products 0.2%
Herbalife Ltd.	24,000	1,640,880

CHINA 2.0%
Commercial Banks 1.1%
Industrial & Commercial Bank of China, H Shares	10,850,000	8,077,295

Construction Materials 0.1%
China National Building Material Co. Ltd., H Shares	376,000	860,824

Diversified Consumer Services 0.1%
New Oriental Education & Technology Group ADR*	7,600	799,748

Food Products 0.1%
China Yurun Food Group Ltd.	238,000	781,463

Media 0.2%
Focus Media Holding Ltd. ADR*	64,746	1,419,880

Metals & Mining 0.1%
Winsway Coking Coal Holding Ltd.*	1,586,000	952,889

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

CHINA (continued)
Personal Products 0.1%
Hengan International Group Co., Ltd.	37,500	$323,324

Semiconductors & Semiconductor Equipment 0.2%
Spreadtrum Communications, Inc. ADR*	82,100	1,508,177

		14,723,600

DENMARK 2.5%
Construction & Engineering 0.3%
FLSmidth & Co. AS	21,057	2,014,733

Food Products 0.1%
Danisco AS	11,429	1,048,159

Health Care Equipment & Supplies 0.4%
Coloplast AS, Class B	20,936	2,845,055

Pharmaceuticals 1.4%
Novo Nordisk AS, Class B	89,102	10,038,635

Textiles, Apparel & Luxury Goods 0.3%
Pandora A/S*	37,959	2,286,502

		18,233,084

FINLAND 0.7%
Auto Components 0.1%
Nokian Renkaat OYJ	23,379	859,007

Machinery 0.6%
Kone OYJ, Class B	28,300	1,571,840
Metso OYJ	52,900	2,959,238

		4,531,078

		5,390,085

FRANCE 5.3%
Aerospace & Defense 0.4%
Safran SA	82,300	2,917,388

Auto Components 0.4%
Compagnie Generale des Etablissements Michelin, Class B	36,600	2,627,339

Commercial Banks 0.8%
BNP Paribas	95,219	6,064,135

Commercial Services & Supplies 0.1%
Edenred*	32,600	771,725

Energy Equipment & Services 0.5%
Technip SA	37,000	3,420,017

Food Products 0.7%
Danone SA	83,192	5,230,840

Household Durables 0.1%
SEB SA	10,100	1,050,365

Insurance 0.4%
AXA SA	178,818	2,976,485

Media 0.9%
Eutelsat Communications	92,427	3,384,966

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Media (continued)
Publicis Groupe SA	60,091	$3,135,607

		6,520,573

Oil, Gas & Consumable Fuels 0.7%
Total SA	93,297	4,969,201

Professional Services 0.3%
Bureau Veritas SA	30,799	2,337,259

		38,885,327

GERMANY 6.3%
Automobiles 1.2%
Bayerische Motoren Werke AG	106,969	8,427,715

Chemicals 0.5%
Lanxess AG	45,400	3,569,664
Symrise AG	12,200	334,281

		3,903,945

Health Care Providers & Services 0.7%
Fresenius Medical Care AG & Co. KGaA	85,376	4,908,494

Pharmaceuticals 0.8%
Bayer AG	76,104	5,641,351

Semiconductors & Semiconductor Equipment 0.3%
Infineon Technologies AG*	254,464	2,371,917

Software 0.7%
SAP AG	103,022	5,254,362

Textiles, Apparel & Luxury Goods 2.0%
Adidas AG	145,527	9,466,345
Puma AG Rudolf Dassler Sport	16,384	5,429,697

		14,896,042

Trading Companies & Distributors 0.1%
Brenntag AG*	9,804	999,613

		46,403,439

HONG KONG 1.6%
Automobiles 0.2%
Brilliance China Automotive Holdings Ltd.*	2,024,000	1,542,410

Commercial Banks 0.1%
Wing Hang Bank Ltd.	38,500	532,177

Distributors 0.5%
Li & Fung Ltd.	618,000	3,585,653

Industrial Conglomerates 0.8%
Hutchison Whampoa Ltd.	604,000	6,213,528

		11,873,768

INDIA 1.9%
Automobiles 0.1%
Bajaj Auto Ltd.	24,000	826,782

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager International Growth Fund

Common Stocks (continued)

	Shares	Market Value

INDIA (continued)
Commercial Banks 0.2%
Canara Bank Ltd.	30,200	$445,810
Yes Bank Ltd.	114,500	800,633

		1,246,443

Consumer Finance 0.0% †
Shriram Transport Finance Co. Ltd.	18,811	328,548

Electrical Equipment 0.4%
Bharat Heavy Electricals, Ltd.	54,795	2,847,040

Information Technology Services 1.1%
Infosys Technologies Ltd. ADR	111,551	8,486,800

Machinery 0.1%
Cummins India Ltd.	25,400	446,311

		14,181,924

IRELAND 2.6%
Media 0.7%
WPP PLC	427,446	5,284,365

Pharmaceuticals 1.4%
Shire PLC	430,683	10,384,739

Professional Services 0.5%
Experian PLC	270,400	3,367,903

		19,037,007

ISRAEL 1.8%
Pharmaceuticals 1.6%
Teva Pharmaceutical Industries Ltd. ADR	220,112	11,474,439

Semiconductors & Semiconductor Equipment 0.2%
Mellanox Technologies Ltd.*	71,260	1,864,874

		13,339,313

ITALY 0.3%
Diversified Financial Services 0.3%
Exor SpA	60,900	2,010,047

JAPAN 9.1%
Auto Components 0.8%
Denso Corp.	138,600	4,764,912
NGK Spark Plug Co., Ltd.	79,000	1,207,252

		5,972,164

Automobiles 1.1%
Fuji Heavy Industries Ltd.	419,000	3,231,241
Toyota Motor Corp.	126,400	4,976,171

		8,207,412

Chemicals 0.3%
Nippon Shokubai Co., Ltd.	70,000	721,797
Teijin Ltd.	275,000	1,170,811

		1,892,608

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Construction & Engineering 0.1%
JGC Corp.	34,000	$736,903

Electrical Equipment 1.7%
Nidec Corp.	123,200	12,422,766

Electronic Equipment, Instruments & Components 1.0%
Keyence Corp.	20,040	5,782,243
Omron Corp.	43,600	1,149,019

		6,931,262

Internet Software & Services 0.1%
Gree, Inc.	61,200	776,197

Machinery 2.4%
Fanuc Ltd.	66,900	10,226,089
Komatsu Ltd.	168,100	5,059,283
Makita Corp.	34,900	1,420,147
Sumitomo Heavy Industries Ltd.	178,000	1,138,546

		17,844,065

Office Electronics 0.7%
Canon, Inc.	104,700	5,377,944

Specialty Retail 0.9%
Yamada Denki Co. Ltd.	90,140	6,132,334

		66,293,655

LUXEMBOURG 0.1%
Specialty Retail 0.1%
L’Occitane International SA*	141,400	390,920

MEXICO 2.8%
Beverages 0.5%
Fomento Economico Mexicano SAB de CV ADR	64,718	3,619,030

Media 0.8%
Grupo Televisa SA ADR*	227,774	5,906,180

Wireless Telecommunication Services 1.5%
America Movil SAB de CV Series L ADR	187,426	10,747,007

		20,272,217

MONGOLIA 0.1%
Metals & Mining 0.1%
Mongolian Mining Corp.*	798,300	931,528

NETHERLANDS 4.4%
Air Freight & Logistics 0.7%
TNT NV	203,713	5,387,319

Diversified Telecommunication Services 0.7%
Koninklijke KPN NV	355,534	5,192,863

Food & Staples Retailing 0.8%
Koninklijke Ahold NV	421,058	5,562,242

12	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Food Products 0.7%
Unilever NV CVA	169,638	$5,292,263

Oil, Gas & Consumable Fuels 0.8%
Royal Dutch Shell PLC, Class B	174,876	5,790,976

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding NV	18,400	705,676

Transportation Infrastructure 0.2%
Koninklijke Vopak NV	32,300	1,527,052

Wireless Telecommunication Services 0.4%
VimpelCom Ltd. ADR	175,228	2,635,429

		32,093,820

NORWAY 0.4%
Energy Equipment & Services 0.2%
Petroleum Geo-Services ASA*	78,300	1,230,819

Media 0.2%
Schibsted ASA	66,200	1,961,220

		3,192,039

PHILIPPINES 0.8%
Wireless Telecommunication Services 0.8%
Philippine Long Distance Telephone Co.	105,000	6,111,380

RUSSIA 0.8%
Oil, Gas & Consumable Fuels 0.8%
Gazprom OAO ADR	239,895	6,064,733

RUSSIAN FEDERATION 0.1%
Internet Software & Services 0.1%
Mail.ru Group Ltd. GDR*	18,369	661,284

SINGAPORE 2.4%
Commercial Banks 0.9%
United Overseas Bank Ltd.	462,000	6,556,228

Industrial Conglomerates 1.3%
Keppel Corp. Ltd.	1,071,000	9,450,045

Real Estate Management & Development 0.2%
Global Logistic Properties Ltd.*	871,000	1,465,976

		17,472,249

SOUTH AFRICA 0.2%
Specialty Retail 0.2%
Truworths International Ltd.	116,800	1,270,912

SOUTH KOREA 2.8%
Auto Components 1.2%
Hyundai Mobis*	36,544	9,149,747

Containers & Packaging 0.1%
Lock & Lock Co. Ltd.*	17,500	556,203

Common Stocks (continued)

	Shares	Market Value

SOUTH KOREA (continued)
Electronic Equipment, Instruments & Components 0.0% †
CrucialTec Co. Ltd.*	3,605	$151,073

Internet Software & Services 0.6%
NHN Corp.*	23,145	4,620,188

Metals & Mining 0.2%
Hyundai Steel Co.*	13,700	1,500,723

Personal Products 0.1%
Amorepacific Corp.*	700	703,013

Pharmaceuticals 0.3%
Celltrion, Inc.*	64,100	1,889,513

Software 0.3%
NCSoft Corp.*	10,500	1,928,085

		20,498,545

SPAIN 0.4%
Information Technology Services 0.4%
Amadeus IT Holding SA, Class A*	122,622	2,576,922

SWEDEN 2.5%
Commercial Banks 0.3%
Swedbank AB*	162,500	2,272,288

Communications Equipment 0.4%
Telefonaktiebolaget LM Ericsson, Class B	250,338	2,901,122

Diversified Financial Services 0.4%
Kinnevik Investment AB, Class B	134,348	2,736,022

Internet & Catalog Retail 0.0% †
CDON Group AB*	37,700	174,328

Machinery 0.7%
Hexagon AB, Class B	96,933	2,081,843
Volvo AB, Class B*	178,201	3,139,152

		5,220,995

Media 0.3%
Modern Times Group AB, Class B	37,700	2,497,685

Oil, Gas & Consumable Fuels 0.1%
Lundin Petroleum AB*	59,900	746,244

Tobacco 0.3%
Swedish Match AB	73,400	2,127,005

		18,675,689

SWITZERLAND 7.3%
Capital Markets 0.7%
Julius Baer Group Ltd.	113,577	5,318,021

Chemicals 0.9%
Clariant AG REG*	47,900	970,569
Syngenta AG	20,214	5,925,408

		6,895,977

Food Products 1.6%
Nestle SA	200,202	11,728,568

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager International Growth Fund

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Machinery 0.4%
Sulzer AG	18,000	$2,746,100

Media 0.9%
Informa PLC	1,050,299	6,694,707

Pharmaceuticals 2.7%
Novartis AG REG	140,166	8,250,957
Roche Holding AG	78,233	11,468,398

		19,719,355

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	37,500	389,976

		53,492,704

TAIWAN 2.4%
Airlines 0.2%
Eva Airways Corp.*	792,000	998,858

Electronic Equipment, Instruments & Components 1.0%
Hon Hai Precision Industry Co., Ltd.	1,233,720	4,969,771
Synnex Technology International Corp.	415,000	1,119,458
Wintek Corp.*	845,000	1,450,381

		7,539,610

Food & Staples Retailing 0.0% †
President Chain Store Corp.	54,000	248,974

Industrial Conglomerates 0.1%
Far Eastern New Century Corp.	341,000	577,457

Semiconductors & Semiconductor Equipment 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,232,629	7,869,188

		17,234,087

THAILAND 0.1%
Chemicals 0.0% †
Indorama Ventures PCL	144,500	275,876

Oil, Gas & Consumable Fuels 0.1%
Banpu PCL	30,100	786,266

		1,062,142

TURKEY 0.7%
Commercial Banks 0.7%
Akbank TAS	851,446	4,716,783
Turkiye Vakiflar Bankasi Tao, Class D	143,700	362,549

		5,079,332

UNITED KINGDOM 14.9%
Auto Components 0.1%
GKN PLC	257,500	893,794

Capital Markets 0.3%
Man Group PLC	382,800	1,775,011

Commercial Services & Supplies 0.2%
Aggreko PLC	51,000	1,180,122

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Computers & Peripherals 0.1%
Imagination Technologies Group PLC*	105,900	$594,346

Energy Equipment & Services 0.7%
Acergy SA	118,400	2,911,856
Petrofac Ltd.	100,600	2,499,622

		5,411,478

Food & Staples Retailing 1.0%
Tesco PLC	1,145,340	7,594,820

Health Care Equipment & Supplies 0.3%
Smith & Nephew PLC	233,944	2,470,195

Hotels, Restaurants & Leisure 1.4%
Compass Group PLC	1,132,700	10,280,351

Household Products 0.7%
Reckitt Benckiser Group PLC	96,457	5,306,589

Independent Power Producers & Energy Traders 1.4%
International Power PLC	1,526,148	10,451,724

Insurance 0.1%
Admiral Group PLC	43,500	1,028,886

Machinery 0.1%
Weir Group PLC (The)	31,300	869,604

Media 0.8%
Reed Elsevier PLC	658,497	5,562,352

Multiline Retail 0.7%
Next PLC	162,454	5,017,386

Multi-Utilities 1.1%
Centrica PLC	1,472,196	7,627,934

Oil, Gas & Consumable Fuels 1.0%
BG Group PLC	358,395	7,270,166

Professional Services 0.3%
Michael Page International PLC	251,670	2,183,061

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings PLC	218,378	1,490,485

Specialty Retail 0.7%
Kingfisher PLC	1,290,391	5,316,076

Textiles, Apparel & Luxury Goods 0.2%
Burberry Group PLC	67,400	1,184,557

Tobacco 2.4%
British American Tobacco PLC	185,359	7,130,061
Imperial Tobacco Group PLC	335,159	10,302,722

		17,432,783

Wireless Telecommunication Services 1.1%
Vodafone Group PLC	2,981,561	7,827,064

		108,768,784

Total Common Stocks (cost $560,289,573)		690,631,499

14	Annual Report 2010

Preferred Stocks 0.4%

	Shares	Market Value

GERMANY 0.4%
Media 0.3%
ProSiebenSat.1 Media AG	84,400	$2,533,284

Textiles, Apparel & Luxury Goods 0.1%
Hugo Boss AG (Preference)	8,200	621,947

Total Preferred Stocks (cost $3,003,734)		3,155,231

Warrant 0.0%

	Number of Warrants	Market Value

THAILAND 0.0% †
Chemicals 0.0% †
Indorama Ventures PCL Warrants, expiring 2/25/2011*	34,288	24,739

Total Warrant (cost $—)		24,739

Mutual Fund 4.6%

	Shares	Market Value

Money Market Fund 4.6%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (a)	33,451,747	33,451,747

Total Mutual Fund (cost $33,451,747)		33,451,747

Total Investments (cost $596,745,054) (b) — 99.3%		727,263,216
Other assets in excess of liabilities — 0.7%		4,796,573

NET ASSETS — 100.0%		$732,059,789

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt
AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

SA	Stock Company

SAB de CV	Public Traded Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Statement of Assets and Liabilities

December 31, 2010

NVIT Multi- Manager International Growth Fund
Assets:
Investments, at value (cost $596,745,054)	$727,263,216
Cash	96,968
Foreign currencies, at value (cost $4,126,038)	4,388,109
Dividends receivable	500,875
Receivable for investments sold	1,097,573
Receivable for capital shares issued	1,325,442
Reclaims receivable	320,595
Prepaid expenses	1,542

Total Assets	734,994,320

Liabilities:
Payable for investments purchased	1,765,133
Payable for capital shares redeemed	385,609
Payable for capital gain country tax	17,865
Accrued expenses and other payables:
Investment advisory fees	516,880
Fund administration fees	21,857
Distribution fees	42,349
Administrative servicing fees	42,827
Accounting and transfer agent fees	8,665
Trustee fees	7,591
Deferred capital gain country tax	76,015
Custodian fees	2,528
Compliance program costs (Note 3)	1,101
Professional fees	11,973
Printing fees	16,525
Other	17,613

Total Liabilities	2,934,531

Net Assets	$732,059,789

Represented by:
Capital	$634,917,733
Accumulated distributions in excess of net investment income	(163,203)
Accumulated net realized losses from investment, forward and foreign currency transactions	(33,431,990)
Net unrealized appreciation/(depreciation) from investments †	130,442,147
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	295,102

Net Assets	$732,059,789

†	Net of $76,015 of deferred capital gain country tax

16	Annual Report 2010

NVIT Multi- Manager International Growth Fund
Net Assets:
Class I Shares	$23,605
Class II Shares	9,923
Class III Shares	140,613,327
Class VI Shares	198,793,414
Class Y Shares	392,619,520

Total	$732,059,789

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,413
Class II Shares	1,018
Class III Shares	14,406,445
Class VI Shares	20,411,727
Class Y Shares	40,157,733

Total	74,979,336

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.78
Class II Shares	$9.76
Class III Shares	$9.76
Class VI Shares	$9.74
Class Y Shares	$9.78

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Statement of Operations

For the Year Ended December 31, 2010

NVIT Multi- Manager International Growth Fund
INVESTMENT INCOME:
Dividend income	$13,330,312
Other income	120
Foreign tax withholding	(1,075,755)

Total Income	12,254,677

EXPENSES:
Investment advisory fees	5,136,023
Fund administration fees	230,339
Distribution fees Class II Shares	22
Distribution fees Class VI Shares	577,237
Administrative servicing fees Class I Shares	27
Administrative servicing fees Class II Shares	12
Administrative servicing fees Class III Shares	208,522
Administrative servicing fees Class VI Shares	346,344
Professional fees	58,176
Printing fees	131,089
Trustee fees	22,124
Custodian fees	34,614
Accounting and transfer agent fees	14,618
Compliance program costs (Note 3)	1,132
Other	25,139

Total expenses before earnings credit	6,785,418

Earnings credit (Note 5)	(112)

Net Expenses	6,785,306

NET INVESTMENT INCOME	5,469,371

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions †	23,081,866
Net realized losses from forward and foreign currency transactions (Note 2)	(503,698)

Net realized gains from investment, forward and foreign currency transactions	22,578,168

Net change in unrealized appreciation/(depreciation) from investments ††	63,264,637
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	1,048
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	273,035

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	63,538,720

Net realized/unrealized gains from investments, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	86,116,888

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$91,586,259

†	Net of capital gain country taxes of $135,475.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $4,356.

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Multi-Manager International Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$5,469,371	$3,964,769
Net realized gains/(losses) from investment, forward and foreign currency transactions	22,578,168	(16,163,806)
Net change in unrealized appreciation from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	63,538,720	144,601,858

Change in net assets resulting from operations	91,586,259	132,402,821

Distributions to Shareholders From:
Net investment income:
Class I	(166)	(63)
Class II	(54)	(56)
Class III	(1,022,112)	(388,835)
Class VI	(1,030,644)	(1,676,347)
Class Y	(2,908,554)	(856,532)
Return of capital:
Class I	–	(28)
Class II	–	(24)
Class III	–	(168,448)
Class VI	–	(726,210)
Class Y	–	(371,058)

Change in net assets from shareholder distributions	(4,961,530)	(4,187,601)

Change in net assets from capital transactions	59,900,985	197,140,840

Change in net assets	146,525,714	325,356,060

Net Assets:
Beginning of year	585,534,075	260,178,015

End of year	$732,059,789	$585,534,075

Accumulated distributions in excess of net investment income at end of year	$(163,203)	$(135,198)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$10,881	$10,881
Dividends reinvested	166	91
Cost of shares redeemed	(9,077)	(10)

Total Class I	1,970	10,962

Class II Shares
Proceeds from shares issued	–	–
Dividends reinvested	54	80
Cost of shares redeemed	–	–

Total Class II	54	80

Class III Shares
Proceeds from shares issued	3,042,724	137,811,757
Dividends reinvested	1,022,112	557,283
Cost of shares redeemed	(32,198,505)	(16,007,138)

Total Class III	(28,133,669)	122,361,902

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	19

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009

CAPITAL TRANSACTIONS: (continued)

Class VI Shares
Proceeds from shares issued	$53,776,956	$28,609,686
Dividends reinvested	1,030,644	2,402,557
Cost of shares redeemed	(157,074,208)	(36,926,485)

Total Class VI	(102,266,608)	(5,914,242)

Class Y Shares
Proceeds from shares issued	196,472,827	95,727,472
Dividends reinvested	2,908,554	1,227,590
Cost of shares redeemed	(9,082,143)	(16,272,924)

Total Class Y	190,299,238	80,682,138

Change in net assets from capital transactions	$59,900,985	$197,140,840

SHARE TRANSACTIONS:

Class I Shares
Issued	1,285	1,268
Reinvested	18	13
Redeemed	(1,171)	(1)

Total Class I Shares	132	1,280

Class II Shares
Issued	–	–
Reinvested	6	12
Redeemed	–	–

Total Class II Shares	6	12

Class III Shares
Issued	360,315	18,132,382
Reinvested	109,301	70,937
Redeemed	(3,679,234)	(2,016,168)

Total Class III Shares	(3,209,618)	16,187,151

Class VI Shares
Issued	6,460,944	4,232,381
Reinvested	110,554	349,502
Redeemed	(17,605,203)	(4,984,545)

Total Class VI Shares	(11,033,705)	(402,662)

Class Y Shares
Issued	22,104,736	13,500,898
Reinvested	307,220	174,731
Redeemed	(1,028,191)	(2,117,063)

Total Class Y Shares	21,383,765	11,558,566

Total change in shares	7,140,580	27,344,347

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Growth Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2010(e)	$8.65	0.09	1.11	1.20	(0.07)	–	(0.07)	$9.78	14.14%		$23,605	1.07%	1.02%	1.07%	73.62%
Year Ended December 31, 2009(e)	$6.44	0.09	2.21	2.30	(0.07)	(0.02)	(0.09)	$8.65	36.51%		$19,732	0.95%	1.26%	0.95%	68.15%
Period Ended December 31, 2008(e)(f)	$10.00	0.17	(3.72)	(3.55)	(0.01)	–	(0.01)	$6.44	(35.51%	)	$6,445	0.96%	2.51%	1.22%	66.42%

Class II Shares
Year Ended December 31, 2010(e)	$8.63	0.06	1.12	1.18	(0.05)	–	(0.05)	$9.76	13.83%		$9,923	1.32%	0.73%	1.32%	73.62%
Year Ended December 31, 2009(e)	$6.43	0.08	2.20	2.28	(0.06)	(0.02)	(0.08)	$8.63	36.34%		$8,736	1.20%	1.14%	1.20%	68.15%
Period Ended December 31, 2008(e)(f)	$10.00	0.15	(3.72)	(3.57)	–	–	–	$6.43	(35.70%	)	$6,433	1.20%	2.25%	1.46%	66.42%

Class III Shares
Year Ended December 31, 2010(e)	$8.64	0.09	1.10	1.19	(0.07)	–	(0.07)	$9.76	14.04%		$140,613,327	1.09%	1.00%	1.09%	73.62%
Year Ended December 31, 2009(e)	$6.43	0.04	2.26	2.30	(0.07)	(0.02)	(0.09)	$8.64	36.46%		$152,134,438	1.08%	0.48%	1.08%	68.15%
Period Ended December 31, 2008(e)(f)	$10.00	0.09	(3.65)	(3.56)	(0.01)	–	(0.01)	$6.43	(35.63%	)	$9,188,216	1.11%	1.44%	1.14%	66.42%

Class VI Shares
Year Ended December 31, 2010(e)	$8.62	0.07	1.10	1.17	(0.05)	–	(0.05)	$9.74	13.80%		$198,793,414	1.34%	0.76%	1.34%	73.62%
Year Ended December 31, 2009(e)	$6.42	0.07	2.20	2.27	(0.05)	(0.02)	(0.07)	$8.62	36.11%		$271,040,423	1.35%	1.02%	1.35%	68.15%
Period Ended December 31, 2008(e)(f)	$10.00	0.07	(3.65)	(3.58)	–	–	–	$6.42	(35.80%	)	$204,547,667	1.36%	1.18%	1.39%	66.42%

Class Y Shares
Year Ended December 31, 2010(e)	$8.65	0.09	1.12	1.21	(0.08)	–	(0.08)	$9.78	14.26%		$392,619,520	0.93%	0.99%	0.93%	73.62%
Year Ended December 31, 2009(e)	$6.43	0.09	2.22	2.31	(0.07)	(0.02)	(0.09)	$8.65	36.71%		$162,330,746	0.95%	1.26%	0.95%	68.15%
Period Ended December 31, 2008(e)(f)	$10.00	0.11	(3.67)	(3.56)	(0.01)	–	(0.01)	$6.43	(35.60%	)	$46,429,254	0.96%	1.85%	1.10%	66.42%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	21

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager International Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price,

22	Annual Report 2010

the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$2,917,388	$—	$2,917,388
Air Freight & Logistics	—	5,387,319	—	5,387,319
Airlines	—	998,858	—	998,858
Auto Components	—	19,502,051	—	19,502,051
Automobiles	—	19,004,319	—	19,004,319
Beverages	3,619,030	9,137,752	—	12,756,782
Biotechnology	—	5,630,290	—	5,630,290
Capital Markets	—	7,093,032	—	7,093,032
Chemicals	2,440,550	17,152,969	—	19,593,518
Commercial Banks	8,513,725	29,827,898	—	38,341,623
Commercial Services & Supplies	—	1,951,847	—	1,951,847
Communications Equipment	—	2,901,122	—	2,901,122
Computers & Peripherals	—	594,346	—	594,346
Construction & Engineering	—	3,924,587	—	3,924,587
Construction Materials	—	860,824	—	860,824
Consumer Finance	—	328,548	—	328,548
Containers & Packaging	—	1,350,962	—	1,350,962

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Distributors	$—	$3,585,653	$—	$3,585,653
Diversified Consumer Services	799,748	—	—	799,748
Diversified Financial Services	—	4,746,069	—	4,746,069
Diversified Telecommunication Services	—	5,441,073	—	5,441,073
Electrical Equipment	—	18,471,410	—	18,471,410
Electronic Equipment, Instruments & Components	—	14,621,945	—	14,621,945
Energy Equipment & Services	—	17,845,847	—	17,845,847
Food & Staples Retailing	—	17,237,765	—	17,237,765
Food Products	—	24,081,293	—	24,081,293
Health Care Equipment & Supplies	—	12,654,945	—	12,654,945
Health Care Providers & Services	—	4,908,494	—	4,908,494
Hotels, Restaurants & Leisure	—	10,280,351	—	10,280,351
Household Durables	—	1,050,365	—	1,050,365
Household Products	—	5,306,589	—	5,306,589
Independent Power Producers & Energy Traders	—	10,451,724	—	10,451,724
Industrial Conglomerates	—	16,241,030	—	16,241,030
Information Technology Services	8,486,800	2,576,922	—	11,063,722
Insurance	4,408,273	8,288,163	—	12,696,436
Internet & Catalog Retail	—	174,328	—	174,328
Internet Software & Services	—	6,057,669	—	6,057,669
Machinery	—	33,748,862	—	33,748,862
Media	7,326,060	28,520,902	—	35,846,962
Metals & Mining	6,065,512	18,716,940	—	24,782,452
Multiline Retail	—	5,017,386	—	5,017,386
Multi-Utilities	—	7,627,934	—	7,627,934
Office Electronics	—	5,377,944	—	5,377,944
Oil, Gas & Consumable Fuels	31,103,307	25,627,585	—	56,730,893
Personal Products	1,640,880	1,026,337	—	2,667,217
Pharmaceuticals	11,839,380	47,673,593	—	59,512,973
Professional Services	—	7,888,223	—	7,888,223
Real Estate Management & Development	—	1,465,976	—	1,465,976
Road & Rail	3,306,100	—	—	3,306,100
Semiconductors & Semiconductor Equipment	3,373,051	12,827,242	—	16,200,293
Software	1,537,289	7,182,447	—	8,719,736
Specialty Retail	—	13,110,242	—	13,110,242
Textiles, Apparel & Luxury Goods	—	18,367,101	—	18,367,101
Tobacco	—	19,559,788	—	19,559,788
Trading Companies & Distributors	—	999,613	—	999,613
Transportation Infrastructure	—	1,527,052	—	1,527,052
Wireless Telecommunication Services	13,382,436	13,938,444	—	27,320,880
Total Common Stocks	107,842,141	582,789,358	—	690,631,499
Mutual Fund	33,451,747	—	—	33,451,747
Preferred Stocks*	—	3,155,231	—	3,155,231
Warrant		24,739		24,739
Total	$141,293,888	$585,969,328	$—	$727,263,216

*	See Statement of Investments for identification of securities by industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

24	Annual Report 2010

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

As of December 31, 2010, the Fund had no forward foreign currency contracts outstanding.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Forward foreign currency contracts	$5,886
Total	$5,886

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Forward foreign currency contracts	$1,048
Total	$1,048

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, capital gains country tax reclassification, reclassification for passive foreign investment companies, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(f)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of

26	Annual Report 2010

the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Invesco Advisors, Inc. (formerly Invesco Aim Capital Management, Inc.)
American Century Investment Management, Inc. (formerly American Century Global Investment Management, Inc.)

Beginning May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.85%
$1 billion and more	0.80%

Prior to May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.85%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the subadvisers. NFA paid the subadvisers $2,857,036 for the year ended December 31, 2010.

The Trust and NFA had entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.96% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

2010 Annual Report	27

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$61,278	$14,814	$—	$76,092
(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

Amount designated as “—” is zero or has been rounded to zero.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced Fund, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the

28	Annual Report 2010

shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III, and Class VI shares of the fund.

For the year ended December 31, 2010, NFS received $554,905 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,132.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class VI shares of the Fund.

4.   Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions of Class III and Class VI shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $5,262.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $12,320.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any

2010 Annual Report	29

Notes to Financial Statements (Continued)

December 31, 2010

offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $479,815,296 and sales of $419,029,760 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,961,530	$—	$4,961,530	$—	$4,961,530

Amounts designated as “—” are zero or have been rounded to zero.

30	Annual Report 2010

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,921,833	$—	$2,921,833	$1,265,768	$4,187,601

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Post October Loss Deferral	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$(160,700)	$(25,994,175)	$123,296,931	$97,142,056
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$604,182,869	$132,970,380	$(9,890,033)	$123,080,347

As of December 31, 2010, for federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$ 1,006,444	2016
$24,987,731	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011 post-October currency losses in the amount of $160,700.

2010 Annual Report	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager International Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the periods then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

32	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Multi-Manager International Growth Fund

Other Federal Tax Information

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2010, the foreign tax credit for the Fund was $1,209,232 or $0.01613 per outstanding share.

The Fund has derived net income from sources within foreign countries. As of December 31, 2010, the foreign source income for this Fund was $13,278,839 or $0.17710 per outstanding share.

2010 Annual Report	33

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

34	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	35

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

36	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	37

NVIT Multi-Manager International Value Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

10	Statement of Investments

19	Statement of Assets and Liabilities

21	Statement of Operations

22	Statements of Changes in Net Assets

24	Financial Highlights

26	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Supplemental Information

40	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-IV (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Value funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in derivatives and in stocks of small and mid-sized companies.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation- protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment

2	Annual Report 2010

bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in developed markets outside the United States and Canada that are considered to be value securities, with value investment style characteristics defined by three variables determined by MSCI; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of AllianceBernstein L.P. or JPMorgan Investment Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of AllianceBernstein L.P. or JPMorgan Investment Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Multi-Manager International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Multi-Manager International Value Fund (Class IV at NAV) returned 6.19% versus 3.81% for its new benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Value Index, and 7.75% for its former benchmark, the MSCI EAFE Index.* For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Value Funds (consisting of 54 funds as of December 31, 2010) was 5.38% for the same time period.

*The benchmark for the NVIT Multi-Manager International Value Fund changed from the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index to the MSCI EAFE Value Index effective December 31, 2010.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s positions in the energy, consumer staples and industrials sectors contributed to relative Fund performance during the reporting period. The Fund’s overweight position in the energy sector versus the MSCI EAFE Index aided Fund performance. The Fund’s underweight position as well as the Fund’s holdings in the consumer staples sector also contributed to Fund performance.

In the industrials sector, the Fund’s holdings in industrial commodity stocks, such as Xstrata plc and Rio Tinto Group, benefited from a strong price surge in the commodity sector, driven by the Federal Reserve Board’s second round of quantitative easing and resulting weakness in the U.S. dollar.

At the stock level, top individual contributors to Fund performance included LANXESS AG, the German specialty chemical company. LANXESS’ management raised its forecast again, after reporting a fivefold year-over-year increase in net income for the third quarter of 2010. In addition, the company’s sales advanced significantly, spearheaded by the growing demand for tires and autos, especially in the emerging markets, boosting sales of synthetic rubber and specialty plastics. Fund holding BMW also contributed to Fund performance as demand recovered and as the company introduced new models, helping BMW gain market share and outperform its peers.

Regionally, the Fund’s positions in continental Europe and the United Kingdom contributed to relative Fund performance.

What areas of investment detracted from Fund performance?

Detractors from relative Fund performance included the health-care, information technology and financials sectors.

Stock performance of the Fund’s holdings in the health-care sector detracted from Fund performance. Fund holding Sanofi-Aventis, the French drug company, was a laggard during the reporting period. Several factors weighed on the company’s stock in 2010, including the fact that a number of the company’s key drugs are scheduled to lose patent protection starting in 2014, and that Sanofi-Aventis is in the midst of an $18.5 billion bid for U.S.-based Genzyme Corp. Some investors fear that Sanofi-Aventis may have to raise its bid price to close the deal. Sanofi-Aventis, however, is in the process of a major transformation strategy designed to generate €2 billion (euros) in cost savings by 2013.

Fund holdings Toshiba Corp. and Sharp Corp. also detracted from Fund performance during the reporting period. Sharp, which competes with Korean companies, was adversely affected by the appreciation of the yen versus the won and weaker LCD (liquid crystal display) pricing. Toshiba misjudged the memory-card market in 2010, and the company’s margins suffered as a result.

In the financials sector, several of the Fund’s European holdings, including Paris-based Société Générale as well as Banco Santander, S.A. and UniCredit S.p.A., the Spanish and Italian banking groups, respectively, suffered from sovereign debt concerns.

Regionally, the Fund’s underweight positions in the Pacific Rim and Japan detracted.

What was the impact of investments in derivatives on Fund performance?

During the reporting period, the Fund used forward currency exchange contracts in the management of its portfolio. These instruments are expected to generate

2010 Annual Report	5

NVIT Multi-Manager International Value Fund (Continued)

a small portion of the Fund’s returns over time. The Fund invested in foreign currency forwards as a defensive hedge back to the Fund’s base currency, the U.S. dollar, as well as entered into forward positions in excess of underlying equity. The purpose of this strategy is to insulate the Fund’s portfolio returns from adverse currency movements and improve risk-adjusted return. Though currency forwards are not traded on a regulated exchange, the forward market is extremely liquid. All currency exposures are marked to market daily, and, therefore, the risks of the forwards are the same as the risk of the underlying currency. The impact of derivatives to the Fund’s performance during the reporting period was marginally positive.

What is your outlook for the near term?

We expect the global economy to continue recovering, but the recovery will be slow. . While we believe an outright double-dip recession is unlikely, we think this sluggishness will persist for a while. Investors continue to be skeptical about the durability of the earnings recovery, and markets continue to be characterized by undifferentiated moves into and out of riskier assets.

Conditions in the private sector should continue to improve. Companies slashed costs aggressively during the financial crisis, magnifying the impact of the current demand recovery on bottom lines. On the public sector front, policymakers are expected to continue to guard against the possibility of an economic relapse, but will be constrained by pressures to rein in budget deficits (as in Europe) or prevent economic overheating (as in the Pacific Basin). Hiring in the developed world should pick up, but likely will remain cautious, owing to the perceived fragility of the macroeconomic and regulatory environments.

The resulting dichotomy between strong corporate profits and the perceived lack of clarity at the macroeconomic level suggests that stock markets may continue to be volatile as investors react to daily news flow. For those willing to take a longer-term view, however, the current shortage of investor risk tolerance may present some opportunities. Equity valuations are attractive, especially relative to fixed-income investments.

Subadviser:

AllianceBernstein L.P.

Portfolio Managers:

Henry S. D’Auria, Sharon E. Fay, Eric Franco, Joseph G. Paul and Kevin F. Simms

Subadviser:

JPMorgan Investment Management Inc.

Portfolio Managers:

Jeroen Huysinga, Georgina Perceval Maxwell and Gerd Woort-Menker

6	Annual Report 2010

Fund Performance	NVIT Multi-Manager International Value Fund

Average Annual Total Return1,2

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I2,3	6.19%	-1.34%	3.14%
Class II2,3	5.89%	-1.59%	2.87%
Class III[2,3]	6.11%	-1.35%	3.11%
Class IV2,3	6.19%	-1.34%	3.11%
Class VI2,3	5.85%	-1.60%	2.86%
Class Y2,3	6.32%	-1.26%	3.15%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

The Fund’s predecessor, the Market Street International Portfolio, commenced operation on November 1, 1991. As of April 28, 2003, the NVIT International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time the NVIT International Value Fund took on the performance of the Market Street International Portfolio.

[3]

These returns until the creation of the Class I, Class II and Class III shares (April 28, 2003), Class VI shares (April 28, 2004) and Class Y shares (March 27, 2008) are based on the performance of the Class IV shares of the Fund (which was based on the performance of the Fund’s predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I, Class II, Class III, Class VI and Class Y shares would have produced, because all classes of shares invest in the same portfolio of securities. Class II and Class VI share’s annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class IV. Class Y shares annual returns have not been restated to reflect lower expenses for that class than apply to Class IV shares. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

Expense Ratios

Expense Ratio*
Class I	1.04%
Class II	1.29%
Class III	1.04%
Class IV	1.04%
Class VI	1.29%
Class Y	0.89%
*	Current effective prospectus dated May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT Multi-Manager International Value Fund versus performance of the Morgan Stanley Capital International Europe, Australasia Far East Value Index(MSCI EAFE) (new)(a), the MSCI EAFE Index (former)(b), and the Consumer Price Index (CPI)(c) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses or sales charges. One can not invest directly in a market index.

(a)	The MSCI EAFE Value Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in developed markets outside the United States and Canada that are considered to be value securities, with value investment style characteristics defined by three variables determined by MSCI; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

(b)	The MSCI EAFE is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(c)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Multi-Manager International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Multi-Manager International Value Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,274.10	5.62	0.98
	Hypothetical	[b]	1,000.00	1,020.27	4.99	0.98
Class II Shares	Actual		1,000.00	1,270.90	7.04	1.23
	Hypothetical	[b]	1,000.00	1,019.00	6.26	1.23
Class III Shares	Actual		1,000.00	1,272.60	5.61	0.98
	Hypothetical	[b]	1,000.00	1,020.27	4.99	0.98
Class IV Shares	Actual		1,000.00	1,272.80	5.61	0.98
	Hypothetical	[b]	1,000.00	1,020.27	4.99	0.98
Class VI Shares	Actual		1,000.00	1,271.30	7.04	1.23
	Hypothetical	[b]	1,000.00	1,019.00	6.26	1.23
Class Y Shares	Actual		1,000.00	1,275.40	4.76	0.83
	Hypothetical	[b]	1,000.00	1,021.02	4.23	0.83

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Multi-Manager International Value Fund

Asset Allocation
Common Stocks	95.1%
Mutual Fund	3.3%
Repurchase Agreements	1.5%
Preferred Stock	0.7%
Liabilities in excess of other assets	(0.6)%

100.0%

Top Industries †
Commercial Banks	13.6%
Oil, Gas & Consumable Fuels	9.2%
Pharmaceuticals	6.3%
Diversified Telecommunication Services	5.4%
Metals & Mining	5.1%
Insurance	5.0%
Automobiles	4.2%
Industrial Conglomerates	3.6%
Wireless Telecommunication Services	3.4%
Chemicals	3.1%
Other Industries*	41.1%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	3.3%
Vodafone Group PLC	2.3%
Royal Dutch Shell PLC, — GBP Class A	2.1%
BP PLC	2.1%
Sumitomo Mitsui Financial Group, Inc.	1.8%
Allianz SE REG	1.7%
Sanofi-Aventis SA	1.5%
Bayer AG	1.5%
Nissan Motor Co., Ltd.	1.4%
BNP Paribas	1.4%
Other Holdings*	80.9%

100.0%

Top Countries †
Japan	23.1%
United Kingdom	19.0%
France	12.0%
Germany	7.9%
Netherlands	6.5%
Canada	3.5%
Switzerland	3.3%
United States	3.3%
Australia	3.0%
Italy	2.2%
Other Countries*	16.2%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Multi-Manager International Value Fund

Common Stocks 95.1%

	Shares	Market Value

AUSTRALIA 3.0%
Capital Markets 0.2%
Macquarie Group Ltd.	25,500	$964,935

Chemicals 0.3%
Incitec Pivot Ltd.	433,200	1,756,189

Commercial Banks 0.9%
Australia & New Zealand Banking Group Ltd.	42,900	1,024,672
National Australia Bank Ltd.	157,100	3,811,491

		4,836,163

Construction Materials 0.1%
Boral Ltd. (a)	151,080	747,373

Diversified Financial Services 0.2%
Challenger Ltd.	203,200	978,250

Diversified Telecommunication Services 0.4%
Telstra Corp. Ltd.	658,600	1,878,933

Insurance 0.7%
QBE Insurance Group Ltd. (a)	201,765	3,746,997

Metals & Mining 0.2%
BHP Billiton Ltd. (a)	17,600	818,420

		15,727,260

AUSTRIA 0.7%
Commercial Banks 0.5%
Erste Group Bank AG	55,716	2,629,609

Oil, Gas & Consumable Fuels 0.2%
OMV AG	29,800	1,241,927

		3,871,536

BELGIUM 1.3%
Commercial Banks 0.7%
KBC Groep NV*	108,769	3,706,051

Food & Staples Retailing 0.6%
Delhaize Group SA	41,072	3,037,396

		6,743,447

BRAZIL 0.5%
Commercial Banks 0.1%
Banco do Brasil SA	24,300	459,943

Metals & Mining 0.4%
Vale SA — Preference Shares ADR	67,400	2,036,828

		2,496,771

CANADA 3.5%
Auto Components 0.2%
Magna International, Inc.	15,347	801,230

Chemicals 0.5%
Agrium, Inc.	29,200	2,687,116

Commercial Banks 0.5%
National Bank of Canada	20,100	1,385,147

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Commercial Banks (continued)
Toronto-Dominion Bank (The)	18,600	$1,388,967

		2,774,114

Metals & Mining 1.1%
First Quantum Minerals Ltd.	33,836	3,675,237
Lundin Mining Corp.*	168,100	1,227,402
New Gold Inc.*	106,800	1,039,751

		5,942,390

Oil, Gas & Consumable Fuels 1.2%
Nexen, Inc.	101,990	2,338,702
Penn West Energy Trust	75,315	1,805,803
Suncor Energy, Inc.	54,672	2,104,842

		6,249,347

		18,454,197

CHINA 0.6%
Commercial Banks 0.4%
China Merchants Bank Co. Ltd., H Shares (a)	863,000	2,176,955

Oil, Gas & Consumable Fuels 0.2%
China Petroleum & Chemical Corp., H Shares	840,000	803,702

		2,980,657

DENMARK 0.2%
Commercial Banks 0.2%
Danske Bank AS*	50,588	1,297,348

FINLAND 0.9%
Communications Equipment 0.5%
Nokia OYJ	257,394	2,666,281

Machinery 0.0%†
Cargotec OYJ, Class B	4,217	219,917

Paper & Forest Products 0.4%
Upm-Kymmene OYJ	110,653	1,961,629

		4,847,827

FRANCE 12.1%
Automobiles 0.5%
Renault SA*	48,200	2,805,814

Building Products 0.2%
Compagnie de Saint-Gobain	19,000	978,599

Chemicals 0.8%
Arkema SA	15,500	1,117,745
Rhodia SA	85,491	2,830,660

		3,948,405

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Commercial Banks 2.5%
BNP Paribas	110,641	$7,046,303
Societe Generale	113,136	6,087,450

		13,133,753

Construction & Engineering 0.8%
Bouygues SA	93,889	4,052,091

Diversified Telecommunication Services 0.4%
France Telecom SA	113,900	2,383,440

Electric Utilities 0.4%
EDF SA	46,600	1,913,737

Electrical Equipment 0.7%
Schneider Electric SA	23,435	3,513,728

Energy Equipment & Services 0.4%
CGG Veritas SA*	63,900	1,950,677

Hotels, Restaurants & Leisure 0.5%
Sodexo	38,678	2,668,943

Information Technology Services 0.5%
Cap Gemini SA	57,600	2,692,761

Media 0.9%
Lagardere SCA	29,000	1,195,647
Vivendi SA	139,320	3,764,633

		4,960,280

Multi-Utilities 1.2%
GDF Suez	170,121	6,109,885

Multiline Retail 0.7%
PPR SA	22,536	3,587,973

Pharmaceuticals 1.5%
Sanofi-Aventis SA	124,153	7,959,495

Trading Companies & Distributors 0.1%
Rexel SA*	14,400	313,153

		62,972,734

GERMANY 7.2%
Automobiles 0.6%
Daimler AG REG*	42,597	2,882,303

Chemicals 0.5%
Lanxess AG	30,617	2,407,322

Electric Utilities 0.8%
E.ON AG	135,600	4,141,040

Industrial Conglomerates 1.0%
Siemens AG REG	40,942	5,071,642

Insurance 2.2%
Allianz SE REG	75,910	9,019,240

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Insurance (continued)
Muenchener Rueckversicherungs AG REG	16,600	$2,514,132

		11,533,372

Metals & Mining 0.4%
ThyssenKrupp AG	52,300	2,172,782

Pharmaceuticals 1.5%
Bayer AG REG	107,187	7,945,436

Transportation Infrastructure 0.2%
Hamburger Hafen und Logistik AG (a)	28,318	1,306,555

		37,460,452

HONG KONG 1.8%
Industrial Conglomerates 0.7%
Hutchison Whampoa Ltd. (a)	353,000	3,631,416

Real Estate Management & Development 0.7%
New World Development Ltd.	535,487	1,004,680
Sun Hung Kai Properties Ltd.	151,000	2,505,332

		3,510,012

Specialty Retail 0.4%
Esprit Holdings Ltd.	432,700	2,058,311

		9,199,739

INDIA 0.2%
Metals & Mining 0.2%
Tata Steel Ltd.	57,000	866,693

IRELAND 0.4%
Professional Services 0.4%
Experian PLC	174,746	2,176,507

ITALY 2.2%
Commercial Banks 0.6%
UniCredit SpA	1,573,415	3,261,931

Diversified Telecommunication Services 0.7%
Telecom Italia SpA	2,117,600	2,747,474
Telecom Italia SpA-RSP	606,200	659,779

		3,407,253

Gas Utilities 0.4%
Snam Rete Gas SpA	455,107	2,266,306

Oil, Gas & Consumable Fuels 0.5%
ENI SpA	118,200	2,590,621

		11,526,111

JAPAN 23.2%
Auto Components 0.5%
NGK Spark Plug Co., Ltd.	115,000	1,757,392
Sumitomo Rubber Industries Ltd.	53,700	558,558

		2,315,950

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Automobiles 2.4%
Isuzu Motors Ltd.	384,000	$1,735,187
Nissan Motor Co., Ltd.	761,800	7,206,517
Toyota Motor Corp.	91,100	3,586,465

		12,528,169

Beverages 0.3%
Asahi Breweries Ltd.	84,100	1,623,183

Building Products 0.7%
Asahi Glass Co., Ltd.	212,000	2,465,525
Nippon Sheet Glass Co., Ltd.	396,000	1,062,171

		3,527,696

Chemicals 0.5%
Denki Kagaku Kogyo KK	77,000	364,571
DIC Corp.	229,000	510,416
Mitsubishi Gas Chemical Co., Inc.	105,000	742,666
Nippon Shokubai Co., Ltd.	38,000	391,833
Zeon Corp.	61,000	509,348

		2,518,834

Commercial Banks 2.1%
Mitsubishi UFJ Financial Group, Inc.	293,100	1,580,431
Sumitomo Mitsui Financial Group, Inc.	268,737	9,515,206

		11,095,637

Computers & Peripherals 0.9%
Fujitsu Ltd.	392,000	2,715,913
Toshiba Corp.	400,000	2,170,914

		4,886,827

Diversified Financial Services 0.5%
ORIX Corp. (a)	23,750	2,326,910

Diversified Telecommunication Services 1.2%
Nippon Telegraph & Telephone Corp.	132,300	6,024,652

Electric Utilities 0.6%
Tokyo Electric Power Co., Inc. (The)	123,300	3,006,369

Electrical Equipment 1.6%
Furukawa Electric Co. Ltd.	244,000	1,091,947
Mitsubishi Electric Corp.	483,000	5,046,998
Sumitomo Electric Industries Ltd.	165,300	2,284,311

		8,423,256

Electronic Equipment, Instruments & Components 0.7%
FUJIFILM Holdings Corp.	107,300	3,864,805

Food & Staples Retailing 0.1%
AEON Co., Ltd. (a)	47,700	595,215

Gas Utilities 0.2%
Tokyo Gas Co., Ltd.	262,000	1,160,205

Household Durables 1.0%
Sharp Corp. (a)	267,000	2,739,920

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Household Durables (continued)
Sony Corp.	67,300	$2,406,961

		5,146,881

Leisure Equipment & Products 0.1%
Namco Bandai Holdings, Inc.	22,700	243,319

Metals & Mining 0.5%
Dowa Holdings Co., Ltd.	74,000	483,450
JFE Holdings, Inc.	64,200	2,225,964

		2,709,414

Multiline Retail 0.1%
Takashimaya Co., Ltd.	32,000	273,311

Office Electronics 0.7%
Konica Minolta Holdings, Inc.	81,500	842,332
Ricoh Co., Ltd.	199,000	2,901,621

		3,743,953

Oil, Gas & Consumable Fuels 0.9%
JX Holdings, Inc.	668,500	4,523,761

Personal Products 0.4%
Shiseido Co., Ltd.	82,400	1,794,370

Pharmaceuticals 0.3%
Daiichi Sankyo Co., Ltd.	35,700	779,723
Mitsubishi Tanabe Pharma Corp.	37,000	623,723

		1,403,446

Real Estate Management & Development 0.5%
Mitsui Fudosan Co., Ltd.	138,000	2,742,554

Road & Rail 1.3%
East Japan Railway Co.	55,100	3,575,395
Nippon Express Co., Ltd.	756,000	3,395,112

		6,970,507

Semiconductors & Semiconductor Equipment 0.1%
Sumco Corp.*	45,800	652,166

Software 0.5%
Konami Corp.	20,400	431,622
Nintendo Co., Ltd.	7,600	2,218,833

		2,650,455

Tobacco 0.8%
Japan Tobacco, Inc.	1,177	4,346,156

Trading Companies & Distributors 2.7%
ITOCHU Corp.	116,000	1,168,786
Marubeni Corp.	258,000	1,806,204
Mitsubishi Corp.	96,700	2,606,233
Mitsui & Co., Ltd.	372,300	6,125,792
Sumitomo Corp.	174,200	2,452,260

		14,159,275

12	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Wireless Telecommunication Services 1.0%
KDDI Corp.	927	$5,345,767

		120,603,043

LUXEMBOURG 0.5%
Metals & Mining 0.5%
ArcelorMittal	63,685	2,423,625

NETHERLANDS 6.5%
Chemicals 0.5%
Koninklijke DSM NV	41,700	2,377,011

Diversified Financial Services 0.8%
ING Groep NV CVA*	410,319	4,002,941

Diversified Telecommunication Services 0.5%
Koninklijke KPN NV	193,096	2,820,324

Food & Staples Retailing 0.3%
Koninklijke Ahold NV	130,200	1,719,962

Food Products 0.6%
Unilever NV CVA	108,801	3,394,307

Industrial Conglomerates 0.5%
Koninklijke Philips Electronics NV	90,165	2,764,200

Oil, Gas & Consumable Fuels 3.3%
Royal Dutch Shell PLC-EUR, Class A	174,400	5,778,876
Royal Dutch Shell PLC-GBP, Class A	334,468	11,167,421

		16,946,297

		34,025,042

NORWAY 1.7%
Commercial Banks 1.0%
DnB NOR ASA	364,286	5,124,794

Diversified Telecommunication Services 0.1%
Telenor ASA	39,900	650,184

Energy Equipment & Services 0.1%
Petroleum Geo-Services ASA*	41,800	657,066

Industrial Conglomerates 0.5%
Orkla ASA	265,041	2,585,323

		9,017,367

POLAND 0.2%
Metals & Mining 0.2%
KGHM Polska Miedz SA	14,800	865,939

RUSSIA 0.4%
Oil, Gas & Consumable Fuels 0.4%
OAO Gazprom ADR (a)	53,000	1,348,320
OAO LUKOIL ADR	13,900	795,358

		2,143,678

Common Stocks (continued)

	Shares	Market Value

SINGAPORE 0.7%
Diversified Telecommunication Services 0.4%
Singapore Telecommunications Ltd.	970,000	$2,305,052

Industrial Conglomerates 0.3%
SembCorp Industries Ltd.	361,000	1,445,094

		3,750,146

SOUTH AFRICA 0.5%
Diversified Financial Services 0.4%
African Bank Investments Ltd.	346,969	2,041,846

Industrial Conglomerates 0.1%
Bidvest Group Ltd.	13,584	323,284

		2,365,130

SOUTH KOREA 1.5%
Commercial Banks 0.3%
Hana Financial Group, Inc.	24,100	917,228
KB Financial Group, Inc.*	11,746	617,774

		1,535,002

Household Durables 0.2%
LG Electronics, Inc.*	11,540	1,197,171

Semiconductors & Semiconductor Equipment 1.0%
Samsung Electronics Co., Ltd.	5,974	4,989,104

		7,721,277

SPAIN 1.7%
Commercial Banks 0.5%
Banco Bilbao Vizcaya Argentaria SA	254,700	2,595,702

Diversified Telecommunication Services 1.2%
Telefonica SA	263,568	6,017,229

		8,612,931

SWITZERLAND 3.4%
Capital Markets 0.9%
UBS AG REG*	264,990	4,350,781

Chemicals 0.2%
Clariant AG REG*	39,600	802,391

Insurance 0.8%
Zurich Financial Services AG	16,247	4,207,432

Media 0.2%
Informa PLC	165,000	1,051,726

Metals & Mining 0.4%
Xstrata PLC	92,278	2,186,648

Pharmaceuticals 0.9%
Novartis AG REG	82,640	4,864,654

		17,463,632

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TAIWAN 0.8%
Electronic Equipment, Instruments & Components 0.2%
AU Optronics Corp.*	1,067,000	$1,109,275

Information Technology Services 0.4%
Hon Hai Precision Industry Co., Ltd. GDR REGS	57,000	456,000
Hon Hai Precision Industry Co., Ltd. GDR REGS (a)	201,443	1,626,918

		2,082,918

Semiconductors & Semiconductor Equipment 0.2%
Powertech Technology, Inc.	231,000	767,958

		3,960,151

TURKEY 0.3%
Commercial Banks 0.3%
Turkiye Garanti Bankasi AS	121,900	615,643
Turkiye Is Bankasi, Class C	168,800	599,585
Turkiye Vakiflar Bankasi Tao, Class D	179,400	452,618

		1,667,846

UNITED KINGDOM 19.1%
Aerospace & Defense 0.4%
BAE Systems PLC	430,800	2,218,972

Auto Components 0.9%
GKN PLC	1,290,376	4,478,955

Capital Markets 0.4%
Man Group PLC	399,080	1,850,500

Commercial Banks 2.8%
Barclays PLC	1,511,570	6,247,182
HSBC Holdings PLC	453,241	4,632,205
Lloyds Banking Group PLC*	3,789,013	3,911,423

		14,790,810

Commercial Services & Supplies 0.1%
Rentokil Initial PLC*	504,300	763,745

Distributors 0.1%
Inchcape PLC*	86,730	483,747

Diversified Telecommunication Services 0.6%
BT Group PLC	1,074,460	3,051,705

Hotels, Restaurants & Leisure 0.7%
Intercontinental Hotels Group PLC	141,923	2,772,328
Thomas Cook Group PLC	117,400	347,521
Tui Travel PLC	132,300	509,849

		3,629,698

Independent Power Producers & Energy Traders 0.5%
International Power PLC	362,266	2,480,955

Industrial Conglomerates 0.6%
Cookson Group PLC*	285,927	2,944,520

Insurance 1.2%
Aviva PLC	329,500	2,025,400
Old Mutual PLC	626,231	1,205,944

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Insurance (continued)
Prudential PLC	313,340	$3,273,544

		6,504,888

Metals & Mining 1.3%
Petropavlovsk PLC	64,212	1,149,897
Rio Tinto PLC	78,900	5,624,137

		6,774,034

Multi-Utilities 1.4%
Centrica PLC	694,506	3,598,465
National Grid PLC	428,868	3,706,832

		7,305,297

Multiline Retail 0.2%
Marks & Spencer Group PLC	143,997	830,363

Oil, Gas & Consumable Fuels 2.6%
BP PLC	1,506,435	11,103,905
Cairn Energy PLC*	182,436	1,197,722
Tullow Oil PLC	63,879	1,261,458

		13,563,085

Pharmaceuticals 2.1%
AstraZeneca PLC	144,700	6,594,655
GlaxoSmithKline PLC	223,539	4,335,079

		10,929,734

Road & Rail 0.1%
Firstgroup PLC	106,900	665,132

Tobacco 0.8%
British American Tobacco PLC	28,300	1,088,594
Imperial Tobacco Group PLC	94,600	2,907,985

		3,996,579

Wireless Telecommunication Services 2.3%
Vodafone Group PLC	4,657,007	12,225,372

		99,488,091

Total Common Stocks (cost $459,379,820)		494,729,177

Preferred Stock 0.7%
GERMANY 0.7%
Automobiles 0.7%
Volkswagen AG	23,488	3,818,858

Total Preferred Stock (cost $2,510,125)		3,818,858

14	Annual Report 2010

Mutual Fund 3.3%

	Shares	Market Value

Money Market Fund 3.3%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (b)	16,970,017	$16,970,017

Total Mutual Fund (cost $16,970,017)		16,970,017

Repurchase Agreements 1.5%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.15%, dated 12/31/10, due 01/03/11, repurchase price $1,899,123, collateralized by Government Agency Mortgage Securities 4.00 - 14.00%, maturing 04/15/11 - 03/15/40; total market value $1,937,081 (c)	$1,899,099	$1,899,099
Morgan Stanley, 0.15%, dated 12/31/10, due 01/03/11, repurchase price $6,000,075, collateralized by U.S. Government Agency Securities 0.90% - 6.00%, maturing 01/09/12 - 04/18/36; total market value of $6,120,004 (c)	6,000,000	6,000,000

Total Repurchase Agreements (cost $7,899,099)		7,899,099

Total Investments (cost $486,759,061) (d) — 100.6%		523,417,151
Liabilities in excess of other assets — (0.6)%		(3,226,231)

NET ASSETS — 100.0%		$520,190,920

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $7,584,603.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2010, was $7,899,099.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation
CVA	Dutch Certificate

GDR	Global Depositary Receipt

KK	Stock Company

Ltd.	Limited

NV	Public Traded Company

OAO	Joint Stock Corporation

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REGS	Regulation S

RSP	Savings Shares

SA	Stock Company

SCA	Limited Partnership with Share Capital

SpA	Limited Share Company

2010 Annual Report	15

i

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager International Value Fund (Continued)

At December 31, 2010, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	JPMorgan Chase Bank, NA	1/18/11	4,440,000	$4,280,427	$4,532,737	$252,310
Australian Dollar	JPMorgan Chase Bank, NA	1/18/11	2,720,000	2,537,815	2,776,812	238,997
Australian Dollar	JPMorgan Chase Bank, NA	1/18/11	1,528,000	1,496,798	1,559,915	63,117
Australian Dollar	JPMorgan Chase Bank, NA	1/18/11	2,038,000	1,978,470	2,080,567	102,097
Australian Dollar	Barclays Bank PLC	2/07/11	768,289	756,745	782,287	25,542
Australian Dollar	Barclays Bank PLC	2/07/11	488,124	494,901	497,017	2,116
Australian Dollar	Deutsche Bank Securities, Inc.	2/07/11	1,030,048	1,006,646	1,048,815	42,169
British Pound	JPMorgan Chase Bank, NA	1/18/11	2,570,000	4,100,306	4,006,527	(93,779)
British Pound	JPMorgan Chase Bank, NA	1/18/11	1,699,000	2,728,696	2,648,673	(80,023)
British Pound	JPMorgan Chase Bank, NA	1/18/11	2,008,000	3,224,969	3,130,392	(94,577)
British Pound	Goldman Sachs International	2/07/11	452,373	713,313	705,135	(8,178)
British Pound	Credit Suisse International	2/07/11	715,592	1,141,799	1,115,427	(26,372)
British Pound	Westpac Banking Corp.	2/07/11	741,417	1,185,118	1,155,681	(29,437)
British Pound	Royal Bank of Scotland (The)	2/07/11	581,400	925,838	906,255	(19,583)
British Pound	Citibank NA	2/07/11	738,597	1,151,586	1,151,285	(301)
British Pound	Deutsche Bank Securities, Inc.	2/07/11	791,248	1,260,990	1,233,355	(27,635)
Canadian Dollar	State Street Bank and Trust Co.	2/07/11	5,876,924	5,809,706	5,907,090	97,384
Canadian Dollar	Royal Bank of Canada	2/07/11	2,040,707	2,019,484	2,051,182	31,698
Euro	JPMorgan Chase Bank, NA	1/18/11	4,815,000	6,693,717	6,434,285	(259,432)
Euro	Royal Bank of Scotland (The)	2/07/11	682,504	924,130	912,011	(12,119)
Euro	Morgan Stanley Co., Inc.	2/07/11	853,763	1,176,113	1,140,862	(35,251)
Euro	Royal Bank of Canada	2/07/11	1,220,339	1,658,771	1,630,706	(28,065)
Euro	Citibank NA	2/07/11	1,413,794	1,857,732	1,889,215	31,483

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Euro	Barclays Bank PLC	2/07/11	1,492,056	$1,971,239	$1,993,795	$22,556
Euro	Deutsche Bank Securities, Inc.	2/07/11	1,025,814	1,396,492	1,370,768	(25,724)
Euro	Deutsche Bank Securities, Inc.	2/07/11	581,337	763,117	776,841	13,724
Euro	Credit Suisse International	2/07/11	996,981	1,361,687	1,332,239	(29,448)
Japanese Yen	JPMorgan Chase Bank, NA	1/18/11	527,244,000	6,561,270	6,495,024	(66,246)
Japanese Yen	Barclays Bank PLC	2/07/11	109,368,361	1,310,593	1,347,592	36,999
Japanese Yen	Westpac Banking Corp.	2/07/11	82,683,441	1,009,805	1,018,792	8,987
Japanese Yen	State Street Bank and Trust Co.	2/07/11	76,795,196	925,065	946,239	21,174
Japanese Yen	State Street Bank and Trust Co.	2/07/11	85,323,112	1,012,642	1,051,317	38,675
Japanese Yen	Citibank NA	2/07/11	98,179,604	1,166,612	1,209,729	43,117
Japanese Yen	Goldman Sachs International	2/07/11	59,603,496	713,890	734,410	20,520
Japanese Yen	Royal Bank of Scotland (The)	2/07/11	136,901,802	1,693,329	1,686,848	(6,481)
Japanese Yen	Royal Bank of Canada	2/07/11	92,634,776	1,109,550	1,141,408	31,858
Norwegian Krone	JPMorgan Chase Bank, NA	1/18/11	8,533,000	1,470,852	1,461,342	(9,510)
Norwegian Krone	JPMorgan Chase Bank, NA	1/18/11	49,516,000	8,443,993	8,479,996	36,003
Singapore Dollar	Deutsche Bank Securities, Inc.	2/07/11	1,346,461	1,037,910	1,049,177	11,267
Swedish Krona	JPMorgan Chase Bank, NA	1/18/11	7,470,000	1,113,351	1,110,150	(3,201)
Swedish Krona	JPMorgan Chase Bank, NA	1/18/11	61,690,000	9,186,006	9,168,024	(17,982)
Swedish Krona	JPMorgan Chase Bank, NA	1/18/11	5,052,000	733,124	750,800	17,676
Swiss Franc	JPMorgan Chase Bank, NA	1/18/11	4,484,000	4,463,557	4,796,440	332,883
Swiss Franc	JPMorgan Chase Bank, NA	1/18/11	748,000	779,695	800,120	20,425
Swiss Franc	JPMorgan Chase Bank, NA	1/18/11	2,529,000	2,564,571	2,705,218	140,647
Swiss Franc	Morgan Stanley Co., Inc.	2/07/11	366,597	374,815	392,225	17,410

Total Long Contracts				$100,287,235	$101,114,725	$827,490

16	Annual Report 2010

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	JPMorgan Chase Bank, NA	1/18/11	(34,000)	$(52,900)	$(53,005)	$(105)
British Pound	JPMorgan Chase Bank, NA	1/18/11	(1,974,000)	(3,131,662)	(3,077,387)	54,275
British Pound	Deutsche Bank Securities, Inc.	2/07/11	(1,096,761)	(1,748,492)	(1,709,572)	38,920
British Pound	Deutsche Bank Securities, Inc.	2/07/11	(1,336,028)	(2,133,903)	(2,082,528)	51,375
British Pound	Westpac Banking Corp.	2/07/11	(1,753,494)	(2,739,389)	(2,733,253)	6,136
British Pound	Westpac Banking Corp.	2/07/11	(1,369,982)	(2,180,367)	(2,135,456)	44,911
Canadian Dollar	JPMorgan Chase Bank, NA	1/18/11	(1,586,000)	(1,542,576)	(1,594,717)	(52,141)
Canadian Dollar	JPMorgan Chase Bank, NA	1/18/11	(1,219,000)	(1,201,698)	(1,225,701)	(24,003)
Canadian Dollar	JPMorgan Chase Bank, NA	1/18/11	(1,606,000)	(1,597,962)	(1,614,828)	(16,866)
Canadian Dollar	JPMorgan Chase Bank, NA	1/18/11	(7,853,000)	(7,702,947)	(7,896,167)	(193,220)
Canadian Dollar	Royal Bank of Canada	2/07/11	(499,203)	(496,581)	(501,765)	(5,184)
Euro	JPMorgan Chase Bank, NA	1/18/11	(3,725,000)	(5,184,976)	(4,977,717)	207,259
Euro	JPMorgan Chase Bank, NA	1/18/11	(897,000)	(1,154,995)	(1,198,661)	(43,666)
Euro	JPMorgan Chase Bank, NA	1/18/11	(1,434,000)	(1,825,984)	(1,916,254)	(90,270)
Euro	Westpac Banking Corp.	2/07/11	(1,726,161)	(2,305,205)	(2,306,623)	(1,418)
Euro	Westpac Banking Corp.	2/07/11	(792,730)	(1,082,779)	(1,059,305)	23,474
Euro	Westpac Banking Corp.	2/07/11	(2,780,676)	(3,783,202)	(3,715,744)	67,458
Euro	Deutsche Bank Securities, Inc.	2/07/11	(1,919,605)	(2,676,121)	(2,565,117)	111,004
Hong Kong Dollar	JPMorgan Chase Bank, NA	1/18/11	(22,186,000)	(2,863,338)	(2,854,707)	8,631
Japanese Yen	JPMorgan Chase Bank, NA	1/18/11	(42,840,000)	(516,273)	(527,738)	(11,465)
Japanese Yen	JPMorgan Chase Bank, NA	1/18/11	(121,031,000)	(1,491,963)	(1,490,959)	1,004

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen	JPMorgan Chase Bank, NA	1/18/11	(510,087,000)	$(6,161,699)	$(6,283,670)	$(121,971)
Japanese Yen	JPMorgan Chase Bank, NA	1/18/11	(280,885,000)	(3,365,383)	(3,460,171)	(94,788)
Japanese Yen	JPMorgan Chase Bank, NA	1/18/11	(125,664,000)	(1,548,750)	(1,548,033)	717
Japanese Yen	JPMorgan Chase Bank, NA	1/18/11	(92,398,000)	(1,079,290)	(1,138,235)	(58,945)
Japanese Yen	JPMorgan Chase Bank, NA	1/18/11	(453,115,000)	(5,543,030)	(5,581,842)	(38,812)
Japanese Yen	Deutsche Bank Securities, Inc.	2/07/11	(163,174,647)	(1,962,368)	(2,010,571)	(48,203)
Japanese Yen	UBS AG	2/07/11	(174,696,724)	(2,086,554)	(2,152,542)	(65,988)
Japanese Yen	HSBC Bank PLC	2/07/11	(159,128,000)	(1,913,056)	(1,960,710)	(47,654)
Japanese Yen	State Street Bank and Trust Co.	2/07/11	(57,341,129)	(682,308)	(706,534)	(24,226)
Japanese Yen	HSBC Bank PLC	2/07/11	(129,266,518)	(1,555,563)	(1,592,769)	(37,206)
Japanese Yen	Royal Bank of Canada	2/07/11	(118,652,036)	(1,411,268)	(1,461,982)	(50,714)
Norwegian Krone	JPMorgan Chase Bank , NA	1/18/11	(58,049,000)	(9,867,983)	(9,941,339)	(73,356)
Swedish Krona	JPMorgan Chase Bank, NA	1/18/11	(25,104,000)	(3,754,329)	(3,730,816)	23,513

Total Short Contracts				$(88,344,894)	$(88,806,418)	$(461,524)

2010 Annual Report	17

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager International Value Fund (Continued)

Counterparty	Delivery Date		Currency Received		Currency Delivered	Market Value	Contract Value	Unrealized Appreciation/ (Depreciation)
Cross Currency Contracs:
UBS AG	2/07/11	20,131,913	Canadian Dollar	(12,446,314)	British Pound	$19,400,651	$20,235,249	$834,598
Royal Bank of Scotland (The)	2/07/11	8,212,459	Hong Kong Dollar	(672,002)	British Pound	1,047,481	1,056,906	9,425
Credit Suisse International	2/07/11	77,580,097	Japanese Yen	(583,002)	British Pound	908,752	955,910	47,158
Citibank NA	2/07/11	16,708,560	Australian Dollar	(16,674,592)	Canadian Dollar	16,760,181	17,012,990	252,809
UBS AG	2/07/11	1,995,814	Euro	(2,821,481)	Canadian Dollar	2,835,964	2,666,952	(169,012)
Royal Bank of Scotland (The)	2/07/11	690,210	Euro	(920,742)	Canadian Dollar	925,468	922,309	(3,159)
Royal Bank of Canada	2/07/11	555,291,799	Japanese Yen	(7,060,469)	Canadian Dollar	7,096,710	6,842,079	(254,631)
Royal Bank of Canada	2/07/11	1,120,766	Singapore Dollar	(887,022)	Canadian Dollar	891,575	873,313	(18,262)
State Street Bank and Trust Co.	2/07/11	41,336,908	Swedish Krona	(6,274,233)	Canadian Dollar	6,306,439	6,139,076	(167,363)
Credit Suisse International	2/07/11	77,286,233	Japanese Yen	(687,200)	Euro	918,287	952,289	34,002
BNP Paribas	2/07/11	4,794,574	Swiss Franc	(3,672,796)	Euro	4,907,860	5,129,753	221,893
State Street Bank and Trust Co.	2/07/11	1,312,040	Canadian Dollar	(10,044,081)	Hong Kong Dollar	1,292,627	1,318,774	26,147
Royal Bank of Canada	2/07/11	91,752,289	Japanese Yen	(8,819,475)	Hong Kong Dollar	1,135,025	1,130,534	(4,491)
Royal Bank of Scotland (The)	2/07/11	373,086	Euro	(41,261,192)	Japanese Yen	508,403	498,545	(9,858)
Deutsche Bank Securities, Inc.	2/07/11	8,464,241	Swedish Krona	(102,017,805)	Japanese Yen	1,257,021	1,257,051	30
UBS AG	2/07/11	2,407,320	Swiss Franc	(203,898,078)	Japanese Yen	2,512,349	2,575,610	63,261
State Street Bank and Trust Co.	2/07/11	2,087,516	Canadian Dollar	(12,063,097)	Norwegian Krone	2,063,843	2,098,231	34,388
Barclays Bank PLC	2/07/11	849,714	Euro	(6,995,284)	Norwegian Krone	1,196,805	1,135,451	(61,354)
UBS AG	2/07/11	500,978	Canadian Dollar	(486,600)	Swiss Franc	520,617	503,549	(17,068)

						$(72,486,058)	$(73,304,571)	$818,513

NA	National Association

At December 31, 2010, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation (Depreciation)
55	DJ Euro Stoxx 50	03/18/11	$2,053,492	$(53,539)
19	FTSE 100 Index	03/18/11	1,745,678	1,573
12	Topix Index	03/10/11	1,324,301	5,457

			$5,123,471	$(46,509)

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Multi-Manager International Value Fund
Assets:
Investments, at value * (cost $478,859,962)	$515,518,052
Repurchase agreements, at value and cost	7,899,099

Total Investments	523,417,151

Cash	351
Foreign currencies, at value (cost $1,944,040)	1,970,169
Deposit at broker for futures	359,000
Interest and dividends receivable	568,394
Security lending income receivable	7,415
Receivable for investments sold	3,479,599
Receivable for capital shares issued	1,604,551
Reclaims receivable	175,124
Unrealized appreciation on forward foreign currency contracts (Note 2)	3,863,222
Prepaid expenses	829

Total Assets	535,445,805

Liabilities:
Payable for investments purchased	4,184,373
Payable for capital shares redeemed	27,336
Payable for variation margin on futures contracts	11,257
Unrealized depreciation on forward foreign currency contracts (Note 2)	2,678,743
Payable upon return of securities loaned (Note 2)	7,899,099
Accrued expenses and other payables:
Investment advisory fees	317,773
Fund administration fees	18,061
Distribution fees	12,516
Administrative servicing fees	31,436
Accounting and transfer agent fees	3,250
Trustee fees	7,236
Deferred capital gain country tax	17,093
Custodian fees	1,221
Compliance program costs (Note 3)	360
Professional fees	9,722
Printing fees	27,805
Other	7,604

Total Liabilities	15,254,885

Net Assets	$520,190,920

Represented by:
Capital	$648,870,297
Accumulated distributions in excess of net investment income	(932,812)
Accumulated net realized losses from investment, futures, forward and foreign currency transactions	(165,592,958)
Net unrealized appreciation/(depreciation) from investments †	36,640,997
Net unrealized appreciation/(depreciation) from futures (Note 2)	(46,509)
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	1,184,479
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	67,426

Net Assets	$520,190,920

*	Includes value of securities on loan of $7,584,603 (Note 2).
†	Net of $17,093 of deferred capital gain country tax.

2010 Annual Report	19

Statement of Assets and Liabilities (Continued)

December 31, 2010

NVIT Multi-Manager International Value Fund
Net Assets:
Class I Shares	$1,162,118
Class II Shares	884,879
Class III Shares	49,781,801
Class IV Shares	23,937,112
Class VI Shares	59,211,692
Class Y Shares	385,213,318

Total	$520,190,920

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	114,185
Class II Shares	87,315
Class III Shares	4,911,273
Class IV Shares	2,353,632
Class VI Shares	5,872,462
Class Y Shares	37,884,276

Total	51,223,143

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.18
Class II Shares	$10.13
Class III Shares	$10.14
Class IV Shares	$10.17
Class VI Shares	$10.08
Class Y Shares	$10.17

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

NVIT Multi-Manager International Value Fund
INVESTMENT INCOME:
Dividend income	$9,846,182
Income from securities lending (Note 2)	347,044
Interest income	426
Other income	79
Foreign tax withholding	(890,621)

Total Income	9,303,110

EXPENSES:
Investment advisory fees	2,648,499
Fund administration fees	160,921
Distribution fees Class II Shares	2,369
Distribution fees Class VI Shares	125,437
Administrative servicing fees Class I Shares	1,773
Administrative servicing fees Class II Shares	1,421
Administrative servicing fees Class III Shares	73,030
Administrative servicing fees Class IV Shares	36,241
Administrative servicing fees Class VI Shares	75,263
Professional fees	39,599
Printing fees	39,506
Trustee fees	15,388
Custodian fees	16,654
Accounting and transfer agent fees	11,444
Compliance program costs (Note 3)	1,056
Other	16,671

Total expenses before earnings credit	3,265,272

Earnings credit (Note 5)	(43)

Net Expenses	3,265,229

NET INVESTMENT INCOME	6,037,881

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,866,253
Net realized gains from futures transactions (Note 2)	114,244
Net realized gains from forward and foreign currency transactions (Note 2)	4,551,774

Net realized gains from investment, futures, forward and foreign currency transactions	8,532,271

Net change in unrealized appreciation/(depreciation) from investments ††	18,729,944
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	(18,074)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	398,301
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	56,897

Net change in unrealized appreciation/(depreciation) from investments, futures, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	19,167,068

Net realized/unrealized gains from investments, futures, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	27,699,339

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$33,737,220

††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $17,093.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	21

Statements of Changes in Net Assets

December 31, 2010

	NVIT Multi-Manager International Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$6,037,881	$6,162,360
Net realized gains/(losses) from investment, futures, forward and foreign currency transactions	8,532,271	(93,634,582)
Net change in unrealized appreciation from investments, futures, forward foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	19,167,068	150,518,701

Change in net assets resulting from operations	33,737,220	63,046,479

Distributions to Shareholders From:
Net investment income:
Class I	(25,161)	(26,337)
Class II	(17,564)	(17,351)
Class III	(1,076,855)	(1,094,610)
Class IV	(516,609)	(516,151)
Class VI	(1,185,036)	(1,359,512)
Class Y	(8,367,291)	(2,729,025)

Change in net assets from shareholder distributions	(11,188,516)	(5,742,986)

Change in net assets from capital transactions	206,160,720	(18,786,490)

Change in net assets	228,709,424	38,517,003

Net Assets:
Beginning of year	291,481,496	252,964,493

End of year	$520,190,920	$291,481,496

Accumulated distributions in excess of net investment income at end of year	$(932,812)	$(334,128)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$221	$4,787
Dividends reinvested	25,161	26,337
Cost of shares redeemed	(293,594)	(206,175)

Total Class I	(268,212)	(175,051)

Class II Shares
Proceeds from shares issued	110	(81)
Dividends reinvested	17,564	17,351
Cost of shares redeemed	(194,408)	(260,544)

Total Class II	(176,734)	(243,274)

Class III Shares
Proceeds from shares issued	4,014,782	4,008,846
Dividends reinvested	1,076,855	1,094,610
Cost of shares redeemed	(11,444,533)	(18,772,591)

Total Class III	(6,352,896)	(13,669,135)

Class IV Shares
Proceeds from shares issued	1,562,283	248,692
Dividends reinvested	516,609	516,151
Cost of shares redeemed	(5,531,247)	(5,579,479)

Total Class IV	$(3,452,355)	$(4,814,636)

22	Annual Report 2010

	NVIT Multi-Manager International Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class VI Shares
Proceeds from shares issued	$14,803,871	$8,166,281
Dividends reinvested	1,185,036	1,359,512
Cost of shares redeemed	(5,799,262)	(92,208,446)

Total Class VI	10,189,645	(82,682,653)

Class Y Shares
Proceeds from shares issued	203,380,565	102,949,192
Dividends reinvested	8,367,291	2,729,025
Cost of shares redeemed	(5,526,584)	(22,879,958)

Total Class Y	206,221,272	82,798,259

Change in net assets from capital transactions	$206,160,720	$(18,786,490)

SHARE TRANSACTIONS:
Class I Shares
Issued	17	506
Reinvested	2,518	3,080
Redeemed	(30,326)	(25,686)

Total Class I Shares	(27,791)	(22,100)

Class II Shares
Issued	7	1
Reinvested	1,760	2,045
Redeemed	(20,167)	(34,828)

Total Class II Shares	(18,400)	(32,782)

Class III Shares
Issued	431,111	493,300
Reinvested	108,186	129,205
Redeemed	(1,205,194)	(2,333,625)

Total Class III Shares	(665,897)	(1,711,120)

Class IV Shares
Issued	162,836	32,187
Reinvested	51,715	60,526
Redeemed	(581,005)	(679,003)

Total Class IV Shares	(366,454)	(586,290)

Class VI Shares
Issued	1,618,625	1,013,820
Reinvested	119,137	167,783
Redeemed	(601,122)	(12,434,422)

Total Class VI Shares	1,136,640	(11,252,819)

Class Y Shares
Issued	21,180,586	12,727,421
Reinvested	835,513	314,700
Redeemed	(585,546)	(2,599,440)

Total Class Y Shares	21,430,553	10,442,681

Total change in shares	21,488,651	(3,162,430)

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	23

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Value Fund

		Operations			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2010 (c)	$9.83	0.17	0.40	0.57	(0.22)	–	–	(0.22)	–	$10.18	6.19%		$1,162,118	0.99%	1.74%	0.99%	51.74%
Year Ended December 31, 2009 (c)	$7.73	0.20	2.08	2.28	(0.18)	–	–	(0.18)	–	$9.83	29.86%		$1,395,791	1.03%	2.37%	1.03%	103.22%
Year Ended December 31, 2008 (c)	$17.48	0.41	(7.81)	(7.40)	(0.15)	(2.10)	(0.10)	(2.35)	–	$7.73	(46.31%	)	$1,268,226	1.04%	2.99%	1.04%	114.10%
Year Ended December 31, 2007	$18.58	0.41	0.18	0.59	(0.39)	(1.30)	–	(1.69)	–	$17.48	2.92%		$2,902,902	0.99%	2.10%	0.99%	157.60%
Year Ended December 31, 2006	$16.60	0.35	3.18	3.53	(0.37)	(1.18)	–	(1.55)	–	$18.58	22.67%		$3,985,456	1.01%	1.95%	1.01%	48.61%

Class II Shares
Year Ended December 31, 2010 (c)	$9.79	0.14	0.40	0.54	(0.20)	–	–	(0.20)	–	$10.13	5.89%		$884,879	1.24%	1.52%	1.24%	51.74%
Year Ended December 31, 2009 (c)	$7.70	0.18	2.07	2.25	(0.16)	–	–	(0.16)	–	$9.79	29.51%		$1,035,457	1.28%	2.16%	1.28%	103.22%
Year Ended December 31, 2008 (c)	$17.44	0.38	(7.80)	(7.42)	(0.13)	(2.10)	(0.09)	(2.32)	–	$7.70	(46.48%	)	$1,066,596	1.30%	2.78%	1.30%	114.10%
Year Ended December 31, 2007	$18.50	0.36	0.19	0.55	(0.31)	(1.30)	–	(1.61)	–	$17.44	2.71%		$2,488,431	1.23%	1.85%	1.23%	157.60%
Year Ended December 31, 2006	$16.54	0.30	3.17	3.47	(0.33)	(1.18)	–	(1.51)	–	$18.50	22.40%		$2,972,385	1.26%	1.68%	1.26%	48.61%

Class III Shares
Year Ended December 31, 2010 (c)	$9.79	0.16	0.41	0.57	(0.22)	–	–	(0.22)	–	$10.14	6.11%		$49,781,801	0.99%	1.74%	0.99%	51.74%
Year Ended December 31, 2009 (c)	$7.70	0.20	2.07	2.27	(0.18)	–	–	(0.18)	–	$9.79	29.84%		$54,613,978	1.03%	2.42%	1.03%	103.22%
Year Ended December 31, 2008 (c)	$17.43	0.42	(7.80)	(7.38)	(0.15)	(2.10)	(0.10)	(2.35)	–	$7.70	(46.33%	)	$56,117,809	1.04%	3.01%	1.04%	114.10%
Year Ended December 31, 2007	$18.53	0.41	0.18	0.59	(0.39)	(1.30)	–	(1.69)	–	$17.43	2.93%		$138,847,001	0.99%	2.14%	0.99%	157.60%
Year Ended December 31, 2006	$16.56	0.34	3.18	3.52	(0.37)	(1.18)	–	(1.55)	–	$18.53	22.75%		$169,277,702	1.01%	1.87%	1.01%	48.61%

Class IV Shares
Year Ended December 31, 2010 (c)	$9.82	0.17	0.40	0.57	(0.22)	–	–	(0.22)	–	$10.17	6.19%		$23,937,112	0.99%	1.77%	0.99%	51.74%
Year Ended December 31, 2009 (c)	$7.72	0.20	2.08	2.28	(0.18)	–	–	(0.18)	–	$9.82	29.89%		$26,722,773	1.03%	2.40%	1.03%	103.22%
Year Ended December 31, 2008 (c)	$17.47	0.41	(7.81)	(7.40)	(0.15)	(2.10)	(0.10)	(2.35)	–	$7.72	(46.35%	)	$25,538,325	1.04%	3.01%	1.04%	114.10%
Year Ended December 31, 2007	$18.57	0.40	0.20	0.60	(0.40)	(1.30)	–	(1.70)	–	$17.47	2.90%		$57,819,423	0.99%	2.09%	0.99%	157.60%
Year Ended December 31, 2006	$16.60	0.34	3.18	3.52	(0.37)	(1.18)	–	(1.55)	–	$18.57	22.74%		$67,199,978	1.02%	1.93%	1.02%	48.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

24	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class VI Shares
Year Ended December 31, 2010 (e)	$9.75	0.14	0.40	0.54	(0.21)	–	–	(0.21)	–	$10.08	5.85%		$59,211,692	1.23%	1.45%	1.23%	51.74
Year Ended December 31, 2009 (e)	$7.67	0.21	2.03	2.24	(0.16)	–	–	(0.16)	–	$9.75	29.49%		$46,170,735	1.29%	2.78%	1.29%	103.22%
Year Ended December 31, 2008 (e)	$17.38	0.34	(7.73)	(7.39)	(0.13)	(2.10)	(0.09)	(2.32)	–	$7.67	(46.45%	)	$122,577,295	1.30%	2.70%	1.30%	114.10%
Year Ended December 31, 2007	$18.49	0.31	0.24	0.55	(0.36)	(1.30)	–	(1.66)	–	$17.38	2.70%		$282,602,468	1.23%	1.73%	1.23%	157.60%
Year Ended December 31, 2006	$16.56	0.30	3.17	3.47	(0.36)	(1.18)	–	(1.54)	–	$18.49	22.41%		$138,946,197	1.26%	1.40%	1.26%	48.61%
Class Y Shares
Year Ended December 31, 2010 (e)	$9.82	0.17	0.41	0.58	(0.23)	–	–	(0.23)	–	$10.17	6.32%		$385,213,318	0.83%	1.75%	0.83%	51.74
Year Ended December 31, 2009 (e)	$7.72	0.20	2.09	2.29	(0.19)	–	–	(0.19)	–	$9.82	30.09%		$161,542,762	0.87%	2.38%	0.87%	103.22%
Period Ended December 31, 2008 (e)(f)	$15.84	0.25	(6.00)	(5.75)	(0.17)	(2.10)	(0.10)	(2.37)	–	$7.72	(40.66%	)	$46,396,242	0.96%	1.54%	0.96%	114.10%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	25

Notes to Financial Statements

December 31, 2010

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager International Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as NVIT Cardinal Funds.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees ( the ”Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades.

26	Annual Report 2010

Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$2,218,972	$—	$2,218,972
Auto Components	801,230	6,794,905	—	7,596,135
Automobiles	—	18,216,286	—	18,216,286
Beverages	—	1,623,183	—	1,623,183
Building Products	—	4,506,295	—	4,506,295
Capital Markets	—	7,166,216	—	7,166,216
Chemicals	2,687,116	13,810,152	—	16,497,268
Commercial Banks	3,234,057	67,851,601	—	71,085,658
Commercial Services & Supplies	—	763,745	—	763,745
Communications Equipment	—	2,666,281	—	2,666,281
Computers & Peripherals	—	4,886,827	—	4,886,827
Construction & Engineering	—	4,052,091	—	4,052,091
Construction Materials	—	747,373	—	747,373
Distributors	—	483,747	—	483,747
Diversified Financial Services	—	9,349,947	—	9,349,947
Diversified Telecommunication Services	—	28,538,772	—	28,538,772
Electric Utilities	—	9,061,146	—	9,061,146
Electrical Equipment	—	11,936,984	—	11,936,984
Electronic Equipment, Instruments & Components	—	4,974,080	—	4,974,080
Energy Equipment & Services	—	2,607,743	—	2,607,743
Food and Staples Retailing	—	5,352,573	—	5,352,573
Food Products	—	3,394,307	—	3,394,307
Gas Utilities	—	3,426,511	—	3,426,511
Hotels, Restaurants & Leisure	—	6,298,641	—	6,298,641

2010 Annual Report	27

Notes to Financial Statements (Continued)

December 31, 2010

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Household Durables	$—	$6,344,052	$—	$6,344,052
Independent Power Producers & Energy Traders	—	2,480,955	—	2,480,955
Industrial Conglomerates	—	18,765,479	—	18,765,479
Information Technology Services	456,000	4,319,679	—	4,775,679
Insurance	—	25,992,689	—	25,992,689
Leisure Equipment & Products	—	243,319	—	243,319
Machinery	—	219,917	—	219,917
Media	—	6,012,006	—	6,012,006
Metals and Mining	7,979,218	18,817,555	—	26,796,773
Multi-Utilities	—	13,415,182	—	13,415,182
Multiline Retail	—	4,691,647	—	4,691,647
Office Electronics	—	3,743,953	—	3,743,953
Oil, Gas and Consumable Fuels	8,393,025	39,669,393	—	48,062,418
Paper & Forest Products	—	1,961,629	—	1,961,629
Personal Products	—	1,794,370	—	1,794,370
Pharmaceuticals	—	33,102,765	—	33,102,765
Professional Services	—	2,176,507	—	2,176,507
Real Estate Management & Development	—	6,252,566	—	6,252,566
Road & Rail	—	7,635,639	—	7,635,639
Semiconductors & Semiconductor Equipment	—	6,409,228	—	6,409,228
Software	—	2,650,455	—	2,650,455
Specialty Retail	—	2,058,311	—	2,058,311
Tobacco	—	8,342,735	—	8,342,735
Trading Companies & Distributors	—	14,472,428	—	14,472,428
Transportation Infrastructure	—	1,306,555	—	1,306,555
Wireless Telecommunication Services	—	17,571,139	—	17,571,139
Total Common Stocks	23,550,646	471,178,531	—	494,729,177
Forward Foreign Currency Contracts	—	3,863,222	—	3,863,222
Futures Contracts	7,030	—	—	7,030
Mutual Fund	16,970,017	—	—	16,970,017
Preferred Stock	—	3,818,858	—	3,818,858
Repurchase Agreements	—	7,899,099	—	7,899,099
Total Assets	40,527,693	486,759,710	—	527,287,403
Liabilities:
Forward Foreign Currency Contracts	—	(2,678,743)	—	(2,678,743)
Futures Contracts	(53,539)	—	—	(53,539)
Total Liabilities	(53,539)	(2,678,743)	—	(2,732,282)
Total	$40,474,154	$484,080,967	$—	$524,555,121

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

28	Annual Report 2010

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund entered into futures contracts for both hedging and non-hedging purposes. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to a Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contracts against defaults.

2010 Annual Report	29

Notes to Financial Statements (Continued)

December 31, 2010

Futures contracts, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures - Equity contracts*	Net Assets — Unrealized appreciation from futures contracts	$7,030
Forward foreign currency contracts	Unrealized appreciation from forward foreign currency contracts	3,863,222
Total		$3,870,252
Liabilities:
Futures - Equity contracts*	Net Assets — Unrealized depreciation from futures contracts	$53,539
Forward foreign currency contracts	Unrealized depreciation from forward foreign currency contracts	2,678,743
Total		$2,732,282

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Futures - Equity contracts	$114,244
Forward foreign currency contracts	4,366,178
Total	$4,480,422

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Futures - Equity contracts	$(18,074)
Forward foreign currency contracts	398,301
Total	$380,227

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

30	Annual Report 2010

(e)	Repurchase Agreements

The Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. The Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$ 7,584,603	$7,899,099

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

2010 Annual Report	31

Notes to Financial Statements (Continued)

December 31, 2010

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(i)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management maybe different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not awareof any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

32	Annual Report 2010

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
JPMorgan Investment Management, Inc.
AllianceBernstein L.P.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.75%
$500 million up to $2 billion	0.70%
$2 billion and more	0.65%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the subadvisers. NFA paid the subadvisers $1,522,020 for the year ended December 31, 2010.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

2010 Annual Report	33

Notes to Financial Statements (Continued)

December 31, 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced Fund, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III, and Class VI shares and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2010, NFS received $187,728 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,056.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II and Class VI shares of the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contact owner may be subject

34	Annual Report 2010

to a 1.00% redemption fee if the separate account held the Class III and Class VI shares on behalf of the contact owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For the purposes of determining whether the redemption fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $17,020.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $4,811.

5.   Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.   Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $376,302,282 and sales of $174,742,935 (excluding short-term securities).

7.   Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

2010 Annual Report	35

Notes to Financial Statements (Continued)

December 31, 2010

Risks Associated with REITs and Real Estate Investments.

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.   Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,188,516	$—	$11,188,516	$—	$11,188,516

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,742,986	$—	$5,742,986	$—	$5,742,986

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,706,543	$—	$1,706,543	$—	$(154,841,057)	$24,455,137	$(128,679,377)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales and adjustments for passive foreign investment companies.

Amounts designated as “—” are zero or have been rounded to zero.

36	Annual Report 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$498,848,797	$50,555,048	$(25,986,694)	$24,568,354

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$38,857,217	2016
$113,252,556	2017
$245,175	2018

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards, subject to any applicable limitations in availability, to offset future capital gains, if any, as the successor of a merger.

	Amount	Expires
Market Street International	$1,888,861	2011
Market Street International	$597,248	2013

2010 Annual Report	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager International Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

38	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Multi-Manager International Value Fund

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2010, the foreign source income for the Fund was $8,892,534 or $0.1736 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2010, the foreign tax credit for the Fund was $189,609 or $0.0037 per outstanding share.

2010 Annual Report	39

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

40	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	41

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406 (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

42	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	43

NVIT Multi-Manager Large Cap Growth Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

10	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Supplemental Information

30	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-LCG (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Growth funds may underperform other funds that use different investing styles.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

2	Annual Report 2010

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Neuberger Berman Management LLC; Wells Capital Management, Inc.; or Winslow Capital Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Neuberger Berman Management LLC; Wells Capital Management, Inc.; or Winslow Capital Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Multi-Manager Large Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Multi-Manager Large Cap Growth Fund Class Y at NAV) returned 15.74% versus 16.71% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 234 funds as of December 31, 2010) was 15.65% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s positions in the consumer discretionary, financials and information technology sectors contributed to relative Fund performance during the reporting period.

The Fund’s holdings in the consumer discretionary and financials sector were particularly beneficial to Fund performance. Fund holdings priceline.com, Inc.; Amazon.com, Inc.; Ford Motor Co.; and The Walt Disney Co. were among the leaders as a steady improvement in consumer sentiment led to increases in retail sales. Fund holding American Express Co. led in the financials sector.

Fund holding Apple Inc. was among the information technology leaders during the reporting period. Apple continued to gain share in key markets during the fourth quarter of 2010 and was uniquely positioned to take advantage of the emerging trend of the convergence of mobile communications and computing. With the iPad, Apple has established itself as the leader in a new market of cutting-edge tablets that combine mobility and touch screen with the company’s trademark ease of use.

What areas of investment detracted from Fund performance?

The Fund’s positions in the health-care and energy sectors detracted from relative Fund performance during the reporting period.

In the health-care sector, Fund holding Teva Pharmaceutical Industries Ltd. underperformed due to fears of competition for the company’s key drug. Fund holding Medco Health Solutions, Inc. also detracted from Fund performance because of the company’s lower rate of operating income growth.

In the energy sector, Fund holding Anadarko Petroleum Corp. detracted from Fund performance. The stock declined on fears of increasing liability associated with the Gulf of Mexico oil spill.

Fund holding Google Inc., an information technologies firm, declined due to investor concerns about the business maturing and the lack of transparency of potential growth engines Display Network and Android mobile operating systems.

What is your outlook for the near term?

We remain upbeat about the prospects for earnings growth and positive equity returns in 2011. We believe that the long-awaited handoff from government stimulus to private-sector spending could finally be occurring. After years of corporate frugality, and with new tax incentives serving as a catalyst, confidence is growing among management teams to deploy their massive cash reserves for investments in research and development (R&D), capital equipment, technology and labor. As the employment picture slowly brightens, consumer confidence should continue to improve. As topline demand picks up, many companies are poised for incremental profit margin expansion that will drive further earnings growth. Generally speaking, balance sheets are clean, free cash flow generation is strong, and valuations appear to be reasonable. As a precursor to future capital spending, companies have dramatically increased mergers and acquisitions (M&A) and share repurchases. Perhaps most important, global investors of all stripes are taking notice of these factors, and the powerful winds of sentiment are finally at the back of U.S. stocks.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

Neuberger Berman Management LLC

Portfolio Managers:

John Barker, Lawrence Fisher, Daniel Fletcher and Daniel H. Rosenblatt

2010 Annual Report	5

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Subadviser:

Wells Capital Management, Inc.

Portfolio Managers:

Michael Harris, CFA; Thomas J. Pence, CFA; and Michael Smith, CFA

Subadviser:

Winslow Capital Management, Inc.

Portfolio Managers:

Justin H. Kelly, CFA; R. Bartlett Wear, CFA; and Clark J. Winslow

6	Annual Report 2010

Fund Performance	NVIT Multi-Manager Large Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	15.51%	0.48%
Class II	15.36%	0.29%
Class Y	15.74%	0.65%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.92%	0.90%
Class II	1.17%	1.15%
Class Y	0.77%	0.75%
*	Current effective prospectus dated May 1, 2010 (as revised June 16, 2010). The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Growth Fund versus performance of the Russell 1000 Growth Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Multi-Manager Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Multi-Manager Large Cap Growth Fund		Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual	1,000.00	1,276.70	5.05	0.88
	Hypothetical[b]	1,000.00	1,020.77	4.48	0.88
Class II Shares	Actual	1,000.00	1,275.20	6.48	1.13
	Hypothetical[b]	1,000.00	1,019.51	5.75	1.13
Class Y Shares	Actual	1,000.00	1,277.40	4.13	0.72
	Hypothetical[b]	1,000.00	1,021.58	3.67	0.72

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Multi-Manager Large Cap Growth Fund

Asset Allocation
Common Stocks	97.8%
Mutual Fund	2.8%
Liabilities in excess of other assets	(0.6)%

100.0%

Top Industries †
Software	10.1%
Computers & Peripherals	9.6%
Internet & Catalog Retail	6.4%
Machinery	5.6%
Oil, Gas & Consumable Fuels	4.9%
Aerospace & Defense	4.3%
Communications Equipment	4.0%
Energy Equipment & Services	4.0%
Metals & Mining	3.8%
Health Care Providers & Services	3.5%
Other Industries	43.8%

100.0%

Top Holdings †
Apple, Inc.	5.9%
Oracle Corp.	3.6%
Amazon.com, Inc.	2.9%
Invesco Liquid Assets Portfolio — Institutional Class	2.7%
Citrix Systems, Inc.	2.5%
priceline.com, Inc.	2.3%
American Tower Corp., Class A	2.1%
Express Scripts, Inc.	1.9%
EMC Corp.	1.9%
QUALCOMM, Inc.	1.7%
Other Holdings	72.5%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Multi-Manager Large Cap Growth Fund

Common Stocks 97.8%

	Shares	Market Value

Aerospace & Defense 4.3%
Boeing Co. (The)	119,635	$7,807,380
Goodrich Corp.	40,700	3,584,449
Precision Castparts Corp.	83,392	11,609,000
Rockwell Collins, Inc.	102,625	5,978,933
United Technologies Corp.	133,656	10,521,400

		39,501,162

Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	56,200	4,506,678

Airlines 0.3%
Delta Air Lines, Inc. *	224,900	2,833,740

Auto Components 0.8%
BorgWarner, Inc. *	105,773	7,653,734

Automobiles 1.5%
Daimler AG REG *	55,664	3,761,773
Ford Motor Co. *	590,445	9,913,572

		13,675,345

Beverages 1.5%
Coca-Cola Co. (The)	161,456	10,618,961
PepsiCo, Inc.	52,000	3,397,160

		14,016,121

Biotechnology 1.4%
Amgen, Inc. *	75,286	4,133,201
Celgene Corp. *	152,861	9,040,200

		13,173,401

Capital Markets 2.1%
Franklin Resources, Inc.	45,500	5,060,055
Goldman Sachs Group, Inc. (The)	62,600	10,526,816
TD Ameritrade Holding Corp.	178,800	3,395,412

		18,982,283

Chemicals 1.3%
Ecolab, Inc.	61,300	3,090,746
LyondellBasell Industries NV, Class A *	81,840	2,815,296
Potash Corp. of Saskatchewan, Inc.	37,710	5,838,639

		11,744,681

Commercial Banks 0.4%
Itau Unibanco Holding SA ADR-BR	136,849	3,285,744

Communications Equipment 4.0%
Cisco Systems, Inc. *	195,006	3,944,971
F5 Networks, Inc. *	47,194	6,142,771
Juniper Networks, Inc. *	306,089	11,300,806
QUALCOMM, Inc.	314,860	15,582,422

		36,970,970

Common Stocks (continued)

	Shares	Market Value

Computers & Peripherals 9.6%
Apple, Inc. *	168,293	$54,284,590
EMC Corp. *	757,517	17,347,139
NetApp, Inc. *	239,515	13,163,745
SanDisk Corp. *	75,842	3,781,482

		88,576,956

Construction & Engineering 0.7%
Fluor Corp.	98,000	6,493,480

Consumer Finance 0.5%
American Express Co.	101,580	4,359,814

Diversified Financial Services 2.7%
Citigroup, Inc. *	791,951	3,745,928
CME Group, Inc.	24,493	7,880,623
IntercontinentalExchange, Inc. *	26,510	3,158,667
JPMorgan Chase & Co.	229,074	9,717,319

		24,502,537

Electrical Equipment 1.0%
Emerson Electric Co.	155,996	8,918,291

Electronic Equipment, Instruments & Components 1.0%
Amphenol Corp., Class A	70,200	3,705,156
Corning, Inc.	260,439	5,031,681

		8,736,837

Energy Equipment & Services 4.0%
Cameron International Corp. *	96,519	4,896,409
FMC Technologies, Inc. *	92,100	8,188,611
Halliburton Co.	198,260	8,094,956
Schlumberger Ltd.	183,556	15,326,926

		36,506,902

Food & Staples Retailing 0.4%
Costco Wholesale Corp.	52,000	3,754,920

Food Products 0.9%
Green Mountain Coffee Roasters, Inc. *	97,700	3,210,422
Mead Johnson Nutrition Co.	83,776	5,215,056

		8,425,478

Health Care Equipment & Supplies 0.9%
Covidien PLC	79,452	3,627,778
Edwards Lifesciences Corp. *	19,300	1,560,212
Varian Medical Systems, Inc. *	44,700	3,096,816

		8,284,806

Health Care Providers & Services 3.5%
Express Scripts, Inc. *	333,392	18,019,838
Laboratory Corp of America Holdings *	41,122	3,615,446
UnitedHealth Group, Inc.	295,820	10,682,060

		32,317,344

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Health Care Technology 0.4%
Cerner Corp. *	40,700	$3,855,918

Hotels, Restaurants & Leisure 2.7%
Ctrip.com International Ltd. ADR- CN*	74,260	3,003,817
Marriott International, Inc., Class A	99,800	4,145,692
McDonald’s Corp.	88,754	6,812,757
Starbucks Corp.	215,920	6,937,510
Yum! Brands, Inc.	80,600	3,953,430

		24,853,206

Household Products 1.0%
Colgate-Palmolive Co.	45,404	3,649,119
Procter & Gamble Co. (The)	91,115	5,861,428

		9,510,547

Industrial Conglomerates 0.7%
3M Co.	79,674	6,875,866

Information Technology Services 2.7%
Cognizant Technology Solutions Corp., Class A *	211,500	15,500,835
Visa, Inc., Class A	136,736	9,623,480

		25,124,315

Internet & Catalog Retail 6.4%
Amazon.com, Inc. *	148,359	26,704,620
Netflix, Inc. *	63,825	11,214,052
priceline.com, Inc. *	52,385	20,930,427

		58,849,099

Internet Software & Services 2.4%
Baidu, Inc. ADR-CN*	84,341	8,141,437
Google, Inc., Class A *	23,370	13,881,079

		22,022,516

Life Sciences Tools & Services 0.9%
Agilent Technologies, Inc. *	203,156	8,416,753

Machinery 5.6%
Caterpillar, Inc.	67,878	6,357,453
Cummins, Inc.	118,155	12,998,232
Danaher Corp.	288,286	13,598,451
Deere & Co.	78,200	6,494,510
Eaton Corp.	53,450	5,425,709
Illinois Tool Works, Inc.	120,200	6,418,680

		51,293,035

Media 1.4%
DIRECTV Group, Inc. (The), Class A *	80,950	3,232,334
Scripps Networks Interactive, Inc., Class A	61,600	3,187,800
Walt Disney Co. (The)	159,436	5,980,444

		12,400,578

Common Stocks (continued)

	Shares	Market Value

Metals & Mining 3.8%
Allegheny Technologies, Inc.	146,464	$8,081,883
Cliffs Natural Resources, Inc.	92,700	7,231,527
Freeport-McMoRan Copper & Gold, Inc.	121,107	14,543,740
Walter Energy, Inc.	40,200	5,139,168

		34,996,318

Multiline Retail 2.7%
Dollar General Corp. *	115,700	3,548,519
Kohl’s Corp. *	145,120	7,885,821
Macy’s, Inc.	145,720	3,686,716
Nordstrom, Inc.	89,673	3,800,342
Target Corp.	90,947	5,468,643

		24,390,041

Oil, Gas & Consumable Fuels 4.9%
Canadian Natural Resources Ltd.	198,588	8,821,279
ConocoPhillips	82,500	5,618,250
Denbury Resources, Inc. *	101,862	1,944,546
EOG Resources, Inc.	51,320	4,691,161
Newfield Exploration Co. *	49,456	3,566,272
Occidental Petroleum Corp.	111,280	10,916,568
Peabody Energy Corp.	57,800	3,698,044
Range Resources Corp.	68,734	3,091,655
Southwestern Energy Co. *	68,162	2,551,304

		44,899,079

Personal Products 0.5%
Estee Lauder Cos., Inc. (The), Class A	51,200	4,131,840

Pharmaceuticals 1.6%
Allergan, Inc.	135,830	9,327,446
Shire PLC ADR-IE	73,100	5,290,978

		14,618,424

Road & Rail 1.6%
Union Pacific Corp.	161,233	14,939,850

Semiconductors & Semiconductor Equipment 1.3%
ASML Holding NV NYRS REG	105,401	4,041,074
Texas Instruments, Inc.	229,358	7,454,135

		11,495,209

Software 10.1%
Adobe Systems, Inc. *	157,764	4,855,976
Autodesk, Inc. *	136,300	5,206,660
Check Point Software Technologies Ltd. *	133,348	6,168,678
Citrix Systems, Inc. *	336,380	23,011,756
Intuit, Inc. *	76,300	3,761,590
Oracle Corp.	1,050,869	32,892,200
Salesforce.com, Inc. *	91,382	12,062,424
VMware, Inc., Class A *	57,936	5,151,090

		93,110,374

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 0.5%
O’Reilly Automotive, Inc. *	76,600	$4,628,172

Textiles, Apparel & Luxury Goods 1.2%
Coach, Inc.	67,149	3,714,011
NIKE, Inc., Class B	39,900	3,408,258
VF Corp.	50,437	4,346,661

		11,468,930

Wireless Telecommunication Services 2.1%
American Tower Corp., Class A *	377,544	19,496,372

Total Common Stocks (cost $740,908,644)		898,597,666

Mutual Fund 2.8%
Money Market Fund 2.8%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (a)	25,257,848	25,257,848

Total Mutual Fund (cost $25,257,848)		25,257,848

Total Investments (cost $766,166,492) (b) — 100.6%		923,855,514
Liabilities in excess of other assets — (0.6%)		(5,610,255)

NET ASSETS — 100.0%		$918,245,259

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

BR	Brazil

CN	China

IE	Ireland

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares
PLC	Public Limited Company

REG	Registered Shares

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Multi- Manager Large Cap Growth Fund
Assets:
Investments, at value (cost $766,166,492)	$923,855,514
Cash	589
Dividends receivable	402,056
Receivable for capital shares issued	2,343,523
Reclaims receivable	15,848
Prepaid expenses	1,839

Total Assets	926,619,369

Liabilities:
Payable for investments purchased	7,421,753
Payable for capital shares redeemed	282,841
Accrued expenses and other payables:
Investment advisory fees	493,132
Fund administration fees	24,830
Distribution fees	28,207
Administrative servicing fees	25,529
Accounting and transfer agent fees	11,341
Trustee fees	11,200
Custodian fees	2,379
Compliance program costs (Note 3)	1,104
Professional fees	15,001
Printing fees	44,132
Other	12,661

Total Liabilities	8,374,110

Net Assets	$918,245,259

Represented by:
Capital	$793,407,845
Accumulated net realized losses from investment, futures and foreign currency transactions	(32,853,669)
Net unrealized appreciation/(depreciation) from investments	157,689,022
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	2,061

Net Assets	$918,245,259

Net Assets:
Class I Shares	$71,781,139
Class II Shares	131,434,049
Class Y Shares	715,030,071

Total	$918,245,259

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	7,468,830
Class II Shares	13,707,293
Class Y Shares	74,244,343

Total	95,420,466

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.61
Class II Shares	$9.59
Class Y Shares	$9.63

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Statement of Operations

For the Year Ended December 31, 2010

NVIT Multi- Manager Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$6,366,112
Other income	136

Total Income	6,366,248

EXPENSES:
Investment advisory fees	4,083,220
Fund administration fees	234,586
Distribution fees Class II Shares	384,203
Administrative servicing fees Class I Shares	81,386
Administrative servicing fees Class II Shares	230,523
Professional fees	61,195
Printing fees	131,371
Trustee fees	26,127
Custodian fees	35,392
Accounting and transfer agent fees	6,794
Compliance program costs (Note 3)	1,215
Other	26,668

Total expenses before earnings credit	5,302,680

Earnings credit (Note 4)	(187)

Net Expenses	5,302,493

NET INVESTMENT INCOME	1,063,755

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	32,323,889
Net realized losses from futures transactions (Note 2)	(62,386)
Net realized losses from foreign currency transactions (Note 2)	(19,163)

Net realized gains from investment, futures and foreign currency transactions	32,242,340

Net change in unrealized appreciation/(depreciation) from investments†	76,140,701
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	9,872
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,705

Net change in unrealized appreciation/(depreciation) from investments, futures and translation of assets and liabilities denominated in foreign currencies	76,152,278

Net realized/unrealized gains from investments, futures, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	108,394,618

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$109,458,373

†	Includes unrealized depreciation of $15,617,981 from merger (Note 8).

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$1,063,755	$1,962,670
Net realized gains from investment, futures and forward currency transactions	32,242,340	10,530,777
Net change in unrealized appreciation from investments, futures and translation of assets and liabilities denominated in foreign currencies	76,152,278	80,000,166

Change in net assets resulting from operations	109,458,373	92,493,613

Distributions to Shareholders From:
Net investment income:
Class I	(33,440)	(67,634)
Class II	–	(355,450)
Class Y	(1,115,271)	(1,552,233)
Net realized gains:
Class I	(2,402,314)	–
Class II	(5,347,472)	–
Class Y	(24,927,620)	–
Return of capital:
Class I	(240,448)	–
Class II	(441,539)	–
Class Y	(2,362,110)	–

Change in net assets from shareholder distributions	(36,870,214)	(1,975,317)

Change in net assets from capital transactions	372,942,422	288,706,241

Change in net assets	445,530,581	379,224,537

Net Assets:
Beginning of year	472,714,678	93,490,141

End of year	$918,245,259	$472,714,678

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,778,363	$26,299,916
Proceeds from shares issued from merger (Note 8)	65,834,700	–
Dividends reinvested	2,676,202	67,634
Cost of shares redeemed	(29,477,625)	(8,787,291)

Total Class I	46,811,640	17,580,259

Class II Shares
Proceeds from shares issued	3,261,883	140,947,617
Proceeds from shares issued from merger (Note 8)	41,329,980	–
Dividends reinvested	5,789,011	355,450
Cost of shares redeemed	(96,627,909)	(9,955,567)

Total Class II	(46,247,035)	131,347,500

Class Y Shares
Proceeds from shares issued	353,687,895	170,636,294
Dividends reinvested	28,405,001	1,552,233
Cost of shares redeemed	(9,715,079)	(32,410,045)

Total Class Y	372,377,817	139,778,482

Change in net assets from capital transactions	$372,942,422	$288,706,241

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	15

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
SHARE TRANSACTIONS:
Class I Shares
Issued	880,001	3,481,702
Issued in mergers (Note 8)	7,287,438	–
Reinvested	279,415	8,079
Redeemed	(3,380,428)	(1,108,303)

Total Class I Shares	5,066,426	2,381,478

Class II Shares
Issued	383,306	20,259,194
Issued in mergers (Note 8)	4,579,562	–
Reinvested	610,820	42,448
Redeemed	(11,038,704)	(1,226,229)

Total Class II Shares	(5,465,016)	19,075,413

Class Y Shares
Issued	39,570,804	23,111,911
Reinvested	2,966,991	198,959
Redeemed	(1,102,169)	(4,249,163)

Total Class Y Shares	41,435,626	19,061,707

Total change in shares	41,037,036	40,518,598

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Growth Fund

		Operations			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Redemption Fees	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$8.69	0.01	1.33	1.34	–	(0.39)	(0.03)	–	(0.42)	$9.61	15.51%		$71,781,139	0.88%	0.14%		0.88%	127.66%
Year Ended December 31, 2009 (e)	$6.74	0.07	1.93	2.00	(0.05)	–	–	–	(0.05)	$8.69	29.78%		$20,865,015	0.90%	0.80%		0.90%	122.44%
Period Ended December 31, 2008 (f)	$10.00	0.02	(3.26)	(3.24)	(0.02)	–	–	–	(0.02)	$6.74	(32.41%	)	$140,989	0.89%	0.62%		0.98%	92.12%

Class II Shares
Year Ended December 31, 2010 (e)	$8.68	(0.01)	1.34	1.33	–	(0.39)	(0.03)	–	(0.42)	$9.59	15.36%		$131,434,049	1.14%	(0.09%	)	1.14%	127.66%
Year Ended December 31, 2009 (e)	$6.74	0.04	1.93	1.97	(0.03)	–	–	–	(0.03)	$8.68	29.35%		$166,476,068	1.14%	0.52%		1.14%	122.44%
Period Ended December 31, 2008 (f)	$10.00	0.02	(3.26)	(3.24)	(0.02)	–	–	–	(0.02)	$6.74	(32.45%	)	$652,992	1.12%	0.44%		1.24%	92.12%

Class Y Shares
Year Ended December 31, 2010 (e)	$8.70	0.02	1.35	1.37	(0.02)	(0.39)	(0.03)	–	(0.44)	$9.63	15.74%		$715,030,071	0.73%	0.27%		0.73%	127.66%
Year Ended December 31, 2009 (e)	$6.74	0.06	1.96	2.02	(0.06)	–	–	–	(0.06)	$8.70	30.07%		$285,373,595	0.75%	0.84%		0.75%	122.44%
Period Ended December 31, 2008 (f)	$10.00	0.03	(3.26)	(3.23)	(0.03)	–	–	–	(0.03)	$6.74	(32.37%	)	$92,696,160	0.75%	0.72%		0.86%	92.12%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees

18	Annual Report 2010

(the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$898,597,666	$—	$—	$898,597,666
Mutual Fund	25,257,848	—	—	25,257,848
Total	$923,855,514	$—	$—	$923,855,514
*	See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Futures Contracts

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to a Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contracts against defaults.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

At December 31, 2010, the Fund had no open futures contracts.

20	Annual Report 2010

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Futures — Equity contracts	$(62,386)
Total	$(62,386)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized on the Statement of Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Futures — Equity contracts	$9,872
Total	$9,872

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, distribution redesignations, return of capital distributions, adjustments to prior period accumulated balances, litigation income, and distributions from real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(f)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Goldman Sachs Asset Management (a)
Neuberger Berman Management, LLC
Wells Capital Management, Inc.
Winslow Capital Management, Inc. (a)
(a)	Winslow Capital Management, Inc. replaced Goldman Sachs Asset Management as a subadviser effective June 25, 2010.

Beginning May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

22	Annual Report 2010

Prior to May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.65%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the subadvisers. NFA paid the subadvisers $2,023,391 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.75% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$42,785	$—	$—	$42,785
(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced Fund, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $311,909 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,215.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London

24	Annual Report 2010

Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $1,092,163,934 and sales of $783,044,570 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Other

On April 30, 2010, the Fund acquired all of the net assets of NVIT Health Sciences Fund, NVIT Technology and Communications Fund, and NVIT U.S. Growth Leaders Fund, each a series of the Trust, pursuant to Plans of Reorganization approved by the Board of Trustees at a meeting held on December 2, 2009, and approved by

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

shareholders of the NVIT Health Sciences Fund, the NVIT Technology and Communications Fund, and the NVIT U.S. Growth Leaders Fund at a meeting of shareholders held on March 31, 2010. The purpose of the reorganizations was to combine funds managed by NFA that had comparable investment objectives and strategies. The reorganizations were accomplished by tax-free exchanges as follows:

—	4,162,688 shares of the Fund, valued at $37,590,972, for the assets of NVIT Health Sciences Fund, which had a fair value of $37,530,570 and identified costs of $34,693,580 as of April 30, 2010;

—

4,284,851 shares of the Fund, valued at $38,697,076, for the assets of NVIT Technology and Communications Fund, which had a fair value of $37,941,645 and identified costs of $30,294,517 as of April 30, 2010; and

—	3,419,461 shares of the Fund, valued at $30,876,632, for the assets of NVIT U.S. Growth Leaders Fund, which had a fair value of $29,217,508 and identified costs of $24,083,645 as of April 30, 2010.

The investment portfolios of NVIT Health Sciences Fund, NVIT Technology and Communications Fund, and NVIT U.S. Growth Leaders Fund described above were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganizations, the net assets of the Fund were $536,061,026.

The following pro forma information for the period ended December 31, 2010 is provided as though the reorganizations had been completed on January 1, 2010, the beginning of the annual reporting period of the Fund:

—	Net investment income $1,185,678;

—	Net gain on investments $36,125,255;

—	Net change in unrealized appreciation $75,689,386; and

—	Net increase in net assets resulting from operations $113,000,319.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of NVIT Health Sciences Fund, NVIT Technology and Communications Fund and NVIT U.S. Growth Leaders that have been included in the Fund’s statement of operations since April 30, 2010.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return Of Capital	Total Distributions Paid
$24,439,825	$9,386,292	$33,826,117	$3,044,097	$36,870,214

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,975,317	$—	$1,975,317	$—	$1,975,317

Amounts designated as “—” are zero or have been rounded to zero.

26	Annual Report 2010

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(26,903,819)	$151,741,233	$124,837,414
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$772,116,342	$156,916,351	$(5,177,179)	$151,739,172

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merged fund.

Acquired Funds	Amount	Expires
NVIT Health Science Fund	$7,422,726	2016
NVIT Technology and Communications Fund	4,046,707	2015
	6,271,204	2016
NVIT U.S. Growth Leaders Fund	2,002,195	2015
	7,160,987	2016

2010 Annual Report	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Large Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

28	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 82.31%.

The Fund designates $9,386,292, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2010 Annual Report	29

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc.
(dental products),
Ultralife Batteries,
Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

30	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	31

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

32	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	33

NVIT Multi-Manager Mid Cap Growth Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

10	Statement of Investments

15	Statement of Assets and Liabilities

17	Statement of Operations

18	Statements of Changes in Net Assets

20	Financial Highlights

21	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-MCG (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in stocks of mid-sized companies.

Growth funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in derivatives.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

2	Annual Report 2010

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of American Century Investment Management, Inc. or Neuberger Berman Management LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of American Century Investment Management, Inc. or Neuberger Berman Management LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the

Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Multi-Manager Mid Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Multi-Manager Mid Cap Growth Fund (Class I at NAV) returned 26.82% versus 26.38% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Growth Funds (consisting of 124 funds as of December 31, 2010) was 26.88% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s positions in the health-care, consumer discretionary, consumer staples and energy sectors contributed to relative Fund performance during the reporting period.

Among the Fund’s health-care holdings, Alexion Pharmaceuticals, Inc., a provider of biologic therapeutic products, contributed the most to Fund performance.

Within the consumer discretionary sector, the Fund benefited from its holdings in the hotels, restaurants and leisure industry group, including the casino Las Vegas Sands Corp., which experienced increased revenues, particularly among its Asian properties, amid an industry-wide improvement in travel trends. Fund holding Dollar Tree Stores, Inc. also contributed to Fund returns; the company experienced strong earnings amid acceleration in same-store sales.

The energy sector enjoyed a superb fourth quarter of 2010 and a solid year in the mid-capitalization space, and contributed to Fund performance. Advantageous Fund positions in the oil, gas and consumable fuels industry included stakes in two onshore oil drillers, both of which benefited from a rotation toward onshore oil drilling in the wake of the oil spill in the Gulf of Mexico. The Fund’s overweight positions in the energy equipment and services industry group also boosted Fund returns; demand for these companies’ services climbed amid rising energy prices.

What areas of investment detracted from Fund performance?

The Fund’s overweight position in the telecommunications services sector as well as positions in the financials and information technology sectors detracted from relative Fund performance during the reporting period.

The financials sector was a key source of Fund underperformance relative to the benchmark index. Within the sector, the Fund missed some opportunities with companies in the real estate investment trust (REIT) industry that delivered solid returns. Stocks held by the Fund within the insurance industry also weighed on relative Fund performance.

While the information technology sector produced strong overall returns for the Fund during the reporting period, the Fund’s position in Equinix, Inc., an Internet software and services company, detracted from relative Fund performance. The data center service provider’s share price lagged due to concerns about pricing and a company acquisition.

Another Fund holding that disappointed was coal producer Alpha Natural Resources, Inc. The company’s share price gained ground for the entire reporting period but declined while the position was held in the Fund.

What was the impact of investments in derivatives on Fund performance?

The portfolio utilized forward currency contracts to reduce risk that can result from currency fluctuations in foreign equity investments. The portfolio also utilized futures and exchange-traded funds (ETFs) to equitize cash in the portfolio. In total, these investments helped reduce the potential performance risk from currency fluctuations and market timing. The impact of derivatives to the portfolio during the period was marginally positive.

What is your outlook for the near term?

The investment team is cautiously optimistic. During 2011, we believe the gross domestic product (GDP) should be modestly higher with a better first half than second. Corporate earnings should increase as revenue growth is magnified by the continuing positive operating effects of cost-cutting steps taken during the recession. We expect earnings growth to decelerate, however, as 2011 unfolds. Interest rates should remain at historically low levels, aided by the Federal Reserve Board’s actions, and inflation overall should remain mild. This scenario usually is a formula

2010 Annual Report	5

for higher stock prices. We think that the investment environment of 2011 is well suited for quality growth stocks in particular. Growth will become a scarcer attribute as the year unfolds, and companies we favor—such as those with unique product sets, high organic growth, efficient operating models and solid balance sheets—should be highly desired investments.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Bradley J. Eixmann, CFA and Bryan Unterhalter

Subadviser:

Neuberger Berman Management LLC

Portfolio Manager:

Kenneth J. Turek, CFA

6	Annual Report 2010

Fund Performance	NVIT Multi-Manager Mid Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	26.82%	2.26%
Class II	26.47%	1.98%
Class Y	26.75%	2.33%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.92%	0.89%
Class II	1.17%	1.14%
Class Y	0.85%	0.82%

*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Mid cap Growth Fund versus performance of the Russell Midcap Growth Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap index companies with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Multi-Manager Mid Cap Growth Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,307.10	5.18	0.89
	Hypothetical	[b]	1,000.00	1,020.72	4.53	0.89
Class II Shares	Actual		1,000.00	1,305.30	6.62	1.14
	Hypothetical	[b]	1,000.00	1,019.46	5.80	1.14
Class Y Shares	Actual		1,000.00	1,306.40	4.77	0.82
	Hypothetical	[b]	1,000.00	1,021.07	4.18	0.82

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Multi-Manager Mid Cap Growth Fund

Asset Allocation
Common Stocks	98.7%
Repurchase Agreements	5.1%
Mutual Fund	1.3%
Liabilities in excess of other assets	(5.1)%

100.0%

Top Industries †
Software	8.3%
Specialty Retail	5.4%
Machinery	4.8%
Semiconductors & Semiconductor Equipment	4.6%
Wireless Telecommunication Services	4.0%
Energy Equipment & Services	3.9%
Hotels, Restaurants & Leisure	3.8%
Electronic Equipment, Instruments & Components	3.3%
Health Care Equipment & Supplies	3.3%
Oil, Gas & Consumable Fuels	3.2%
Other Industries *	55.4%

100.0%

Top Holdings †
SBA Communications Corp., Class A	2.0%
Concho Resources, Inc.	1.7%
Dollar Tree, Inc.	1.6%
Rovi Corp.	1.6%
F5 Networks, Inc.	1.6%
Stericycle, Inc.	1.5%
Cummins, Inc.	1.5%
Alexion Pharmaceuticals, Inc.	1.4%
Cognizant Technology Solutions Corp.	1.4%
Invesco Liquid Assets Portfolio — Institutional Class	1.3%
Other Holdings *	84.4%

100.0%

Top Countries †
United States	89.1%
Netherlands	1.7%
China	1.2%
Singapore	0.7%
Israel	0.5%
Bermuda	0.5%
Canada	0.5%
United Kingdom	0.4%
Switzerland	0.2%
Ireland	0.2%
Other Countries *	5.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Multi-Manager Mid Cap Growth Fund

Common Stocks 98.7%
	Shares	Market Value

ARGENTINA 0.2%
Internet Software & Services 0.2%
MercadoLibre, Inc.*	25,329	$1,688,178

BERMUDA 0.5%
Semiconductors & Semiconductor Equipment 0.5%
Marvell Technology Group Ltd.*	260,000	4,823,000

CANADA 0.5%
Media 0.3%
Imax Corp.*	81,780	2,293,929

Textiles, Apparel & Luxury Goods 0.2%
Lululemon Athletica, Inc.*	31,463	2,152,698

		4,446,627

CHINA 1.3%
Hotels, Restaurants & Leisure 0.4%
Ctrip.com International Ltd. ADR*	42,445	1,716,900
Home Inns & Hotels Management, Inc. ADR*	36,588	1,498,645

		3,215,545

Internet Software & Services 0.4%
Baidu, Inc. ADR*	38,146	3,682,233

Media 0.3%
Focus Media Holding Ltd. ADR*	115,000	2,521,950

Software 0.2%
VanceInfo Technologies, Inc. ADR*	62,778	2,168,352

		11,588,080

HONG KONG 0.1%
Automobiles 0.1%
Brilliance China Automotive Holdings Ltd.*	1,342,000	1,022,685

IRELAND 0.2%
Pharmaceuticals 0.2%
Shire PLC	72,270	1,742,593

ISRAEL 0.5%
Software 0.5%
Check Point Software Technologies Ltd.*	105,000	4,857,300

NETHERLANDS 1.8%
Electrical Equipment 0.7%
Sensata Technologies Holding NV*	217,800	6,557,958

Energy Equipment & Services 1.1%
Core Laboratories NV (a)	109,988	9,794,431

		16,352,389

SINGAPORE 0.7%
Semiconductors & Semiconductor Equipment 0.7%
Avago Technologies Ltd.	235,000	6,690,450

Common Stocks (continued)
	Shares	Market Value

SWITZERLAND 0.2%
Textiles, Apparel & Luxury Goods 0.2%
Compagnie Financiere Richemont SA, Class A	30,146	$1,772,700

UNITED KINGDOM 0.4%
Semiconductors & Semiconductor Equipment 0.4%
ARM Holdings PLC	587,847	4,012,205

UNITED STATES 92.3%
Aerospace & Defense 2.7%
BE Aerospace, Inc.*	288,774	10,693,301
Goodrich Corp.	19,735	1,738,062
HEICO Corp. (a)	52,500	2,679,075
Precision Castparts Corp.	40,000	5,568,400
TransDigm Group, Inc.*	51,124	3,681,439

		24,360,277

Air Freight & Logistics 1.6%
CH Robinson Worldwide, Inc.	145,455	11,664,036
Expeditors International of Washington, Inc.	62,001	3,385,255

		15,049,291

Airlines 0.4%
Alaska Air Group, Inc.*	33,098	1,876,326
United Continental Holdings, Inc.*	80,338	1,913,651

		3,789,977

Auto Components 1.6%
BorgWarner, Inc.*	127,509	9,226,551
Gentex Corp.	167,500	4,951,300

		14,177,851

Beverages 0.2%
Constellation Brands, Inc., Class A*	80,648	1,786,353

Biotechnology 1.8%
Alexion Pharmaceuticals, Inc.* (a)	169,387	13,644,123
BioMarin Pharmaceutical, Inc.*	100,000	2,693,000

		16,337,123

Capital Markets 1.1%
Affiliated Managers Group, Inc.*	63,400	6,290,548
SEI Investments Co.	155,000	3,687,450

		9,977,998

Chemicals 2.1%
Albemarle Corp.	91,060	5,079,327
CF Industries Holdings, Inc.	37,449	5,061,232
International Flavors & Fragrances, Inc.	34,497	1,917,688
Nalco Holding Co.	127,500	4,072,350
Sigma-Aldrich Corp. (a)	46,000	3,061,760

		19,192,357

Commercial Services & Supplies 1.6%
Stericycle, Inc.* (a)	184,131	14,899,881

Communications Equipment 2.1%
F5 Networks, Inc.*	116,832	15,206,853

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Communications Equipment (continued)
Juniper Networks, Inc.*	105,000	$3,876,600

		19,083,453

Computers & Peripherals 1.0%
NetApp, Inc.*	170,251	9,356,995

Consumer Finance 0.3%
Discover Financial Services	132,083	2,447,498

Diversified Consumer Services 0.3%
DeVry, Inc.	50,000	2,399,000

Diversified Financial Services 1.3%
IntercontinentalExchange, Inc.*	46,000	5,480,900
MSCI, Inc., Class A*	175,000	6,818,000

		12,298,900

Electrical Equipment 2.0%
Ametek, Inc.	168,750	6,623,438
Polypore International, Inc.*	55,000	2,240,150
Rockwell Automation, Inc.	39,003	2,796,905
Roper Industries, Inc.	82,000	6,267,260

		17,927,753

Electronic Equipment, Instruments & Components 3.5%
Amphenol Corp., Class A	97,000	5,119,660
Dolby Laboratories, Inc., Class A*	169,340	11,294,978
National Instruments Corp.	160,000	6,022,400
Trimble Navigation Ltd.*	234,442	9,361,269

		31,798,307

Energy Equipment & Services 3.1%
Atwood Oceanics, Inc.*	46,462	1,736,285
Cameron International Corp.*	76,500	3,880,845
CARBO Ceramics, Inc.	75,000	7,765,500
Complete Production Services, Inc.*	68,839	2,034,192
Dril-Quip, Inc.*	23,309	1,811,575
FMC Technologies, Inc.*	41,800	3,716,438
McDermott International, Inc.*	43,665	903,429
National Oilwell Varco, Inc.	40,402	2,717,035
Oil States International, Inc.*	57,500	3,685,175

		28,250,474

Food & Staples Retailing 1.0%
Fresh Market, Inc. (The)*	17,800	733,360
Whole Foods Market, Inc.*	174,475	8,826,690

		9,560,050

Food Products 1.4%
H.J. Heinz Co.	32,166	1,590,930
Mead Johnson Nutrition Co.	183,595	11,428,789

		13,019,719

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Health Care Equipment & Supplies 3.4%
C.R. Bard, Inc.	38,382	$3,522,316
Edwards Lifesciences Corp.*	100,000	8,084,000
Intuitive Surgical, Inc.*	12,500	3,221,875
NxStage Medical, Inc.*	190,000	4,727,200
ResMed, Inc.*(a)	96,000	3,325,440
Varian Medical Systems, Inc.*	54,232	3,757,193
Volcano Corp.* (a)	180,000	4,915,800

		31,553,824

Health Care Providers & Services 2.5%
Catalyst Health Solutions, Inc.*	50,000	2,324,500
Express Scripts, Inc.*	217,182	11,738,687
HMS Holdings Corp.* (a)	89,500	5,796,915
Medco Health Solutions, Inc.*	54,387	3,332,292

		23,192,394

Health Care Technology 1.5%
Cerner Corp.* (a)	68,000	6,442,320
Quality Systems, Inc.	47,500	3,316,450
SXC Health Solutions Corp.*	100,383	4,302,415

		14,061,185

Hotels, Restaurants & Leisure 3.7%
Chipotle Mexican Grill, Inc.*	14,296	3,040,187
Hyatt Hotels Corp., Class A*	85,000	3,889,600
Las Vegas Sands Corp.*	73,345	3,370,203
Royal Caribbean Cruises Ltd.*	228,489	10,738,983
Starwood Hotels & Resorts Worldwide, Inc.	77,385	4,703,460
WMS Industries, Inc.*	180,000	8,143,200

		33,885,633

Household Products 0.8%
Church & Dwight Co., Inc.	106,806	7,371,750

Information Technology Services 2.3%
Cognizant Technology Solutions Corp., Class A*	180,879	13,256,622
Sapient Corp.	200,000	2,420,000
VeriFone Systems, Inc.*	145,000	5,591,200

		21,267,822

Internet & Catalog Retail 1.7%
Netflix, Inc.*	41,179	7,235,151
priceline.com, Inc.*	21,755	8,692,210

		15,927,361

Internet Software & Services 1.4%
Akamai Technologies, Inc.*	32,632	1,535,335
GSI Commerce, Inc.*	110,000	2,552,000
Rackspace Hosting, Inc.* (a)	88,000	2,764,080
VeriSign, Inc.	114,058	3,726,275
WebMD Health Corp.*	43,331	2,212,481

		12,790,171

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Leisure Equipment & Products 0.5%
Hasbro, Inc.	97,500	$4,600,050

Life Sciences Tools & Services 1.3%
Agilent Technologies, Inc.*	43,665	1,809,041
Illumina, Inc.*	118,062	7,478,047
Waters Corp.*	33,098	2,572,046

		11,859,134

Machinery 5.0%
AGCO Corp.*	74,743	3,786,480
ArvinMeritor, Inc.*	130,218	2,672,073
Cummins, Inc.	132,169	14,539,912
Danaher Corp.	139,500	6,580,215
Donaldson Co., Inc.	52,000	3,030,560
Dover Corp.	41,835	2,445,256
Flowserve Corp.	33,500	3,993,870
Pall Corp.	92,000	4,561,360
Timken Co.	48,638	2,321,492
WABCO Holdings, Inc.*	32,508	1,980,712

		45,911,930

Media 1.6%
CBS Corp. Non-Voting, Class B	95,566	1,820,532
Discovery Communications, Inc., Class A* (a)	151,956	6,336,565
Discovery Communications, Inc., Class C*	33,720	1,237,187
Scripps Networks Interactive, Inc., Class A	101,500	5,252,625

		14,646,909

Metals & Mining 1.1%
Cliffs Natural Resources, Inc.	92,861	7,244,086
Walter Energy, Inc.	22,376	2,860,548

		10,104,634

Multiline Retail 2.5%
Dollar Tree, Inc.*	277,853	15,581,996
Family Dollar Stores, Inc.	32,978	1,639,337
Nordstrom, Inc.	127,000	5,382,260

		22,603,593

Oil, Gas & Consumable Fuels 3.3%
Brigham Exploration Co.*	62,157	1,693,157
Concho Resources, Inc.*	190,292	16,682,899
Pioneer Natural Resources Co.	23,620	2,050,688
Whiting Petroleum Corp.*	85,146	9,978,260

		30,405,004

Pharmaceuticals 1.8%
Perrigo Co.	80,000	5,066,400
Salix Pharmaceuticals Ltd.* (a)	170,882	8,024,619
Watson Pharmaceuticals, Inc.*	70,000	3,615,500

		16,706,519

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Professional Services 1.0%
Manpower, Inc.	50,000	$3,138,000
Verisk Analytics, Inc., Class A*	165,000	5,623,200

		8,761,200

Real Estate Investment Trusts (REITs) 0.3%
AvalonBay Communities, Inc.	22,691	2,553,872

Real Estate Management & Development 1.3%
CB Richard Ellis Group, Inc., Class A*	150,885	3,090,125
Jones Lang LaSalle, Inc.	107,403	9,013,260

		12,103,385

Road & Rail 1.0%
J.B. Hunt Transport Services, Inc.	145,000	5,917,450
Kansas City Southern*	72,723	3,480,523

		9,397,973

Semiconductors & Semiconductor Equipment 3.2%
Altera Corp.	82,202	2,924,747
Analog Devices, Inc.	125,000	4,708,750
Atmel Corp.*	115,984	1,428,923
Cavium Networks, Inc.*	86,398	3,255,477
Microchip Technology, Inc. (a)	173,000	5,918,330
Skyworks Solutions, Inc.*	140,940	4,035,112
Varian Semiconductor Equipment Associates, Inc.*	140,000	5,175,800
Veeco Instruments, Inc.*	42,577	1,829,108

		29,276,247

Software 8.0%
Adobe Systems, Inc.*	85,000	2,616,300
ANSYS, Inc.*	138,000	7,185,660
BMC Software, Inc.*	40,000	1,885,600
Citrix Systems, Inc.*	152,467	10,430,268
Informatica Corp.*	190,000	8,365,700
Intuit, Inc.*	36,828	1,815,620
MICROS Systems, Inc.*	97,000	4,254,420
QLIK Technologies, Inc.*	130,000	3,355,300
RealD Inc.*	55,000	1,425,600
Red Hat, Inc.*	50,000	2,282,500
Rovi Corp.*	251,101	15,570,773
Salesforce.com, Inc.*	81,246	10,724,472
Solera Holdings, Inc.	66,500	3,412,780

		73,324,993

Specialty Retail 5.7%
AutoZone, Inc.*	6,523	1,778,105
Bed Bath & Beyond, Inc.* (a)	128,300	6,305,945
Dick’s Sporting Goods, Inc.*	95,000	3,562,500
Jo-Ann Stores, Inc.*	60,000	3,613,200
O’Reilly Automotive, Inc.*	180,089	10,880,977
PetSmart, Inc.	107,997	4,300,440
Ross Stores, Inc.	105,000	6,641,250

12	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Specialty Retail (continued)
Urban Outfitters, Inc.*	165,000	$5,908,650
Williams-Sonoma, Inc.	263,582	9,407,242

		52,398,309

Textiles, Apparel & Luxury Goods 1.7%
Coach, Inc.	102,000	5,641,620
Fossil, Inc.*	48,327	3,406,087
Phillips-Van Heusen Corp.	106,206	6,692,040

		15,739,747

Trading Companies & Distributors 2.4%
Fastenal Co. (a)	197,292	11,819,764
MSC Industrial Direct Co., Class A	34,500	2,231,805
W.W. Grainger, Inc.(a)	56,701	7,830,975

		21,882,544

Wireless Telecommunication Services 4.2%
American Tower Corp., Class A*	155,671	8,038,850
NII Holdings, Inc.*	239,222	10,683,655
SBA Communications Corp., Class A*	474,084	19,408,999

		38,131,504

		846,170,944

Total Common Stocks (cost $639,380,028)		905,167,151

Mutual Fund 1.3%
Money Market Fund 1.3%
Invesco Liquid Assets Portfolio —Institutional Class, 0.19% (b)	12,145,780	12,145,780

Total Mutual Fund (cost $12,145,780)		12,145,780

Repurchase Agreements 5.1%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.15%, dated 12/31/2010, due 01/03/2011, repurchase price $24,346,091, collateralized by U.S. Government Agency Mortgages ranging from 2.50% to 14.00%, maturing 05/15/11-12/15/40; total market value $24,832,703. (c)	$24,345,787	$24,345,787
Morgan Stanley, 0.15%, dated 12/31/2010, due 01/03/2011, repurchase price $22,000,275, collateralized by U.S. Federal National Mortgage Associations ranging from 0.90%-6.00%, maturing 01/09/12-04/18/36; total market value $22,440,016. (c)	22,000,000	22,000,000

Total Repurchase Agreements (cost $46,345,787)		46,345,787

Total Investments (cost $697,871,595) (d) — 105.1%		963,658,718
Liabilities in excess of other assets — (5.1)%		(46,412,551)

NET ASSETS — 100.0%		$917,246,167

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $46,194,024.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2010, was $46,345,787.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

At December 31, 2010, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Bank of America NA	1/31/11	(2,341,464)	$(3,603,337)	$(3,649,944)	$(46,607)
Swiss Franc	UBS AG	1/31/11	(1,108,795)	(1,167,265)	(1,186,220)	(18,955)

Total Short Contracts				$(4,770,602)	$(4,836,164)	$(65,562)

The accompanying notes are an integral part of these financial statements.

14	AnnualReport 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Multi- Manager Mid Cap Growth Fund
Assets:
Investments, at value* (cost $651,525,808)	$917,312,931
Repurchase agreements, at value and cost	46,345,787

Total Investments	963,658,718

Cash	592
Foreign currencies, at value (cost $6,438)	6,438
Dividends receivable	209,616
Security lending income receivable	6,978
Receivable for investments sold	1,155,722
Receivable for capital shares issued	936,733
Prepaid expenses	2,161

Total Assets	965,976,958

Liabilities:
Payable for investments purchased	607,286
Payable for capital shares redeemed	843,782
Unrealized depreciation on forward foreign currency contracts (Note 2)	65,562
Payable upon return of securities loaned (Note 2)	46,345,787
Accrued expenses and other payables:
Investment advisory fees	585,936
Fund administration fees	25,675
Distribution fees	34,575
Administrative servicing fees	44,929
Accounting and transfer agent fees	6,838
Trustee fees	7,114
Custodian fees	3,332
Compliance program costs (Note 3)	2,199
Professional fees	20,129
Printing fees	42,788
Other	94,859

Total Liabilities	48,730,791

Net Assets	$917,246,167

Represented by:
Capital	$727,175,557
Accumulated undistributed net investment income	65,248
Accumulated net realized losses from investment, forward and foreign currency transactions	(75,716,082)
Net unrealized appreciation/(depreciation) from investments	265,787,123
Net unrealized appreciation/(depreciation) from forward foreign currency contracts	(65,562)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(117)

Net Assets	$917,246,167

Net Assets:
Class I Shares	$465,324,931
Class II Shares	163,001,390
Class Y Shares	288,919,846

Total	$917,246,167

*	Includes value of securities on loan of $46,194,024 (Note 2)

2010 Annual Report	15

Statement of Assets and Liabilities (Continued)

December 31, 2010

NVIT Multi-Manager Mid Cap Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	43,735,386
Class II Shares	15,434,561
Class Y Shares	27,091,030

Total	86,260,977

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.64
Class II Shares	$10.56
Class Y Shares	$10.66

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

NVIT Multi- Manager Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$4,900,832
Income from securities lending (Note 2)	217,237
Interest income	51,911
Foreign tax withholding	(16,459)

Total Income	5,153,521

EXPENSES:
Investment advisory fees	5,724,646
Fund administration fees	276,306
Distribution fees Class II Shares	415,892
Administrative servicing fees Class I Shares	298,354
Administrative servicing fees Class II Shares	116,449
Professional fees	61,427
Printing fees	236,162
Trustee fees	25,753
Custodian fees	38,304
Accounting and transfer agent fees	8,513
Compliance program costs (Note 3)	1,473
Other	82,714

Total expenses before earnings credit and expenses reimbursed	7,285,993

Earnings credit (Note 4)	(16)
Expenses reimbursed by adviser (Note 3)	(141,369)

Net Expenses	7,144,608

NET INVESTMENT LOSS	(1,991,087)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	45,197,625
Net realized losses from forward and foreign currency transactions (Note 2)	(5,043)

Net realized gains from investment, forward and foreign currency transactions	45,192,582

Net change in unrealized appreciation/(depreciation) from investments	150,662,894
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts	(65,562)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(656)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	150,596,676

Net realized/unrealized gains from investments, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	195,789,258

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$193,798,171

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment loss	$(1,991,087)	$(1,600,663)
Net realized gains/(losses) from investment, forward and foreign currency transactions	45,192,582	(28,326,225)
Net change in unrealized appreciation from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	150,596,676	147,566,445

Change in net assets resulting from operations	193,798,171	117,639,557

Distributions to Shareholders From:
Change in net assets from capital transactions	(352,463)	486,876,377

Change in net assets	193,445,708	604,515,934

Net Assets:
Beginning of year	723,800,459	119,284,525

End of year	$917,246,167	$723,800,459

Accumulated undistributed net investment income at end of year	$65,248	$78,071

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,328,615	$161,077,599
Proceeds from shares issued from merger (Note 8)	–	84,375,024
Proceeds from shares issued in-kind (Note 8)	–	167,691,630
Dividends reinvested	–	–
Cost of shares redeemed	(77,932,314)	(43,107,140)

Total Class I	(71,603,699)	370,037,113

Class II Shares
Proceeds from shares issued	32,712,561	57,995,416
Proceeds from shares issued from merger (Note 8)	–	19,212,532
Dividends reinvested	–	–
Cost of shares redeemed	(86,526,978)	(20,668,999)

Total Class II	(53,814,417)	56,538,949

Class Y Shares
Proceeds from shares issued	138,611,009	68,470,783
Dividends reinvested	–	–
Cost of shares redeemed	(13,545,356)	(8,170,468)

Total Class Y	125,065,653	60,300,315

Change in net assets from capital transactions	$(352,463)	$486,876,377

SHARE TRANSACTIONS:
Class I Shares
Issued	697,883	21,730,339
Issued in merger (Note 8)	–	12,486,113
Issued in-kind (Note 8)	–	22,599,951
Reinvested	–	–
Redeemed	(8,680,023)	(5,601,908)

Total Class I Shares	(7,982,140)	51,214,495

Amounts designated as “—” are zero or have been rounded to zero.

18	Annual Report 2010

	NVIT Multi-Manager Mid Cap Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Class II Shares
Issued	3,836,654	8,492,515
Issued in merger (Note 8)	–	2,851,830
Reinvested	–	–
Redeemed	(9,523,615)	(2,806,277)

Total Class II Shares	(5,686,961)	8,538,068

Class Y Shares
Issued	15,065,355	9,549,150
Reinvested	–	–
Redeemed	(1,459,453)	(1,056,911)

Total Class Y Shares	13,605,902	8,492,239

Total change in shares	(63,199)	68,244,802

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Growth Fund

	Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Loss to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$8.39	(0.02)	2.27	2.25	–	–	–	$10.64	26.82%	$465,324,931	0.90%	(0.23%	)	0.92%	85.24%
Year Ended December 31, 2009 (e)	$6.61	(0.02)	1.80	1.78	–	–	–	$8.39	27.12%	$434,045,905	0.89%	(0.31%	)	0.90%	146.76%
Period Ended December 31, 2008 (f)	$10.00	(0.01)	(3.38)	(3.39)	–	–	–	$6.61	(33.90)%	$3,323,047	0.94%	(0.32%	)	1.02%	108.89%

Class II Shares
Year Ended December 31, 2010 (e)	$8.35	(0.04)	2.25	2.21	–	–	–	$10.56	26.47%	$163,001,390	1.15%	(0.47%	)	1.17%	85.24%
Year Ended December 31, 2009 (e)	$6.59	(0.04)	1.80	1.76	–	–	–	$8.35	26.71%	$176,404,557	1.15%	(0.56%	)	1.18%	146.76%
Period Ended December 31, 2008 (f)	$10.00	(0.02)	(3.39)	(3.41)	–	–	–	$6.59	(34.10)%	$82,944,963	1.18%	(0.57%	)	1.26%	108.89%

Class Y Shares
Year Ended December 31, 2010 (e)	$8.41	(0.01)	2.26	2.25	–	–	–	$10.66	26.75%	$288,919,846	0.83%	(0.12%	)	0.84%	85.24%
Year Ended December 31, 2009 (e)	$6.61	(0.02)	1.82	1.80	–	–	–	$8.41	27.23%	$113,349,997	0.83%	(0.24%	)	0.85%	146.76%
Period Ended December 31, 2008 (f)	$10.00	–	(3.39)	(3.39)	–	–	–	$6.61	(33.90)%	$33,016,515	0.82%	(0.14%	)	0.99%	108.89%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contract. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a) Security	Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of each Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$24,360,277	$—	$—	$24,360,277
Air Freight & Logistics	15,049,291	—	—	15,049,291
Airlines	3,789,977	—	—	3,789,977
Auto Components	14,177,851	—	—	14,177,851
Automobiles	—	1,022,685	—	1,022,685
Beverages	1,786,353	—	—	1,786,353
Biotechnology	16,337,123	—	—	16,337,123
Capital Markets	9,977,998	—	—	9,977,998
Chemicals	19,192,357	—	—	19,192,357
Commercial Services & Supplies	14,899,881	—	—	14,899,881
Communications Equipment	19,083,453	—	—	19,083,453
Computers & Peripherals	9,356,995	—	—	9,356,995
Consumer Finance	2,447,498	—	—	2,447,498
Diversified Consumer Services	2,399,000	—	—	2,399,000
Diversified Financial Services	12,298,900	—	—	12,298,900
Electrical Equipment	24,485,711	—	—	24,485,711
Electronic Equipment, Instruments & Components	31,798,307	—	—	31,798,307
Energy Equipment & Services	38,044,905	—	—	38,044,905
Food & Staples Retailing	9,560,050	—	—	9,560,050
Food Products	13,019,719	—	—	13,019,719
Health Care Equipment & Supplies	31,553,824	—	—	31,553,824
Health Care Providers & Services	23,192,394	—	—	23,192,394
Health Care Technology	14,061,185	—	—	14,061,185
Hotels, Restaurants & Leisure	37,101,178	—	—	37,101,178

22	Annual Report 2010

Asset Type	Level 1	Level 2	Level 3	Total
Household Products	$7,371,750	$—	$—	$7,371,750
Information Technology Services	21,267,822	—	—	21,267,822
Internet & Catalog Retail	15,927,361	—	—	15,927,361
Internet Software & Services	18,160,582	—	—	18,160,582
Leisure Equipment & Products	4,600,050	—	—	4,600,050
Life Sciences Tools & Services	11,859,134	—	—	11,859,134
Machinery	45,911,930	—	—	45,911,930
Media	19,462,788	—	—	19,462,788
Metals & Mining	10,104,634	—	—	10,104,634
Multiline Retail	22,603,593	—	—	22,603,593
Oil, Gas & Consumable Fuels	30,405,004	—	—	30,405,004
Pharmaceuticals	16,706,519	1,742,593	—	18,449,112
Professional Services	8,761,200	—	—	8,761,200
Real Estate Investment Trusts (REITs)	2,553,872	—	—	2,553,872
Real Estate Management & Development	12,103,385	—	—	12,103,385
Road & Rail	9,397,973	—	—	9,397,973
Semiconductors & Semiconductor Equipment	40,789,697	4,012,205	—	44,801,902
Software	80,350,645	—	—	80,350,645
Specialty Retail	52,398,309	—	—	52,398,309
Textiles, Apparel & Luxury Goods	17,892,445	1,772,700	—	19,665,145
Trading Companies & Distributors	21,882,544	—	—	21,882,544
Wireless Telecommunication Services	38,131,504	—	—	38,131,504
Total Common Stocks	896,616,968	8,550,183	—	905,167,151
Mutual Fund	12,145,780	—	—	12,145,780
Repurchase Agreements	—	46,345,787	—	46,345,787
Total Assets	908,762,748	54,895,970	—	963,658,718
Liabilities:
Forward Foreign Currency Contracts	—	(65,562)	—	(65,562)
Total Liabilities	—	(65,562)	—	(65,562)
Total	$908,762,748	$54,830,408	$—	$963,593,156

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties,

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

Liabilities:	Statement of Assets & Liabilities Location	Fair Value
Forward foreign currency contracts	Unrealized depreciation from forward foreign currency contracts	$65,562
Total		$65,562

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Forward foreign currency contracts	$(30,659)
Total	$(30,659)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized on the Statement of Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Forward foreign currency contracts	$(65,562)
Total	$(65,562)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(d)	Repurchase Agreements

The Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the

24	Annual Report 2010

Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. The Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$ 46,194,024	$46,345,787

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses and adjustments to prior period accumulated balances. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

(h)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.	Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
American Century Investment Management, Inc.
Neuberger Berman Management, LLC.

26	Annual Report 2010

Beginning May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

Prior to May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.75%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the subadvisers. NFA paid the subadvisers $3,374,382 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.82% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$61,733	$77,392	$141,369	$280,494

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

2010 Annual Report	27

Notes to Financial Statements (Continued)

December 31, 2010

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced Fund, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $414,803 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,473.

28	Annual Report 2010

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.	Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.	Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $632,821,440 and sales of $631,207,637 (excluding short-term securities).

6.	Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated

2010 Annual Report	29

Notes to Financial Statements (Continued)

December 31, 2010

securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7.	Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.	Other

On April 24, 2009, the Fund acquired all of the net assets of NVIT Mid Cap Growth Fund, an open-end investment company, pursuant to a plan of reorganization approved by NVIT Mid Cap Growth Fund shareholders on April 14, 2009. The purpose of the reorganization was to combine funds managed by NFA that had comparable investment objectives and strategies. The reorganization was accomplished by a tax-free exchange of 12,486,113 Class I shares and 2,851,830 Class II shares of the Fund, valued at $84,375,024 and $19,212,532, respectively, for the assets of NVIT Mid Cap Growth Fund. The investment portfolio of NVIT Mid Cap Growth Fund, with a fair value of $94,005,247 and an identified cost of $101,018,138 at April 24, 2009, was the principle asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of any investments received from NVIT Mid Cap Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Fund were $170,971,906.

The following pro forma information for the year ended December 31, 2009 is provided as though the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund:

—	Net investment loss ($1,824,521);

—	Net loss on investments ($6,920,442); and

—	Net decrease in net assets resulting from operations ($8,744,963).

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NVIT Mid Cap Growth Fund that have been included in the Fund’s statement of operations since April 24, 2009.

During the year ended December 31, 2009, the Fund issued 10,363,793 shares of beneficial interest in exchange for securities tendered to the Fund by the purchaser of such shares. The securities, with a market value of $76,899,341, were tendered by the purchaser as in-kind consideration for the purchase of shares of beneficial interest of the Fund on August 14, 2009.

During the year ended December 31, 2009, the Fund issued 12,236,158 shares of beneficial interest in exchange for securities tendered to the Fund by the purchaser of such shares. The securities, with a market value of $90,792,289, were tendered by the purchaser as in-kind consideration for the purchase of shares of beneficial interest of the Fund on August 14, 2009.

30	Annual Report 2010

9. Federal	Tax Information

The Fund did not make any distributions for the years ended December 31, 2010 and 2009.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(72,720,835)	$262,791,445	$190,070,610

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$700,866,842	$264,781,922	$(1,990,046)	$262,791,876

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$16,390,936	2015
$16,295,461	2016
$40,034,438	2017

2010 Annual Report	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Mid Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

32	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	33

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

34	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	35

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36	Annual Report 2010

NVIT Multi-Manager Mid Cap Value Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

11	Statement of Investments

16	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

21	Financial Highlights

22	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Supplemental Information

33	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR- MM-MCV (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in stocks of mid-sized companies.

Value funds may underperform other funds that use different investing styles.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

The Fund is subject to risks associated with investing in derivatives.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least

2	Annual Report 2010

Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Value Index: An unmanaged index that measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, PA., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of American Century Investment Management, Inc.; Columbia Management Investment Advisers, LLC; or Thompson, Siegel & Walmsley LLC.

2010 Annual Report	3

Important Disclosures (Continued)

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of American Century Investment Management, Inc.; Columbia Management Investment Advisers, LLC; or Thompson, Siegel & Walmsley LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Multi-Manager Mid Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Multi-Manager Mid Cap Value Fund (Class II at NAV) returned 19.63% versus 24.75% for its benchmark, the Russell Midcap® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Core Funds (consisting of 237 funds as of December 31, 2010) was 15.93% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s positions in the information technology, financials and utilities sectors contributed to relative Fund performance during the reporting period.

Fund holdings among information technology services and semiconductor companies were particularly advantageous. A notable contributor to Fund performance was Teradyne, Inc., a semiconductor test equipment maker not represented in the benchmark index. The company reported improved earnings and stood to make market gains if its rival Verigy Ltd. was acquired by Advantest Corp., a supplier of automatic test equipment for the semiconductor industry.

The Fund’s underweight position in the financials sector versus the benchmark index also aided relative Fund performance.

The Fund’s particular holdings in utilities, the weakest-performing sector in the benchmark index, enhanced Fund results. The Fund benefited from holdings in regulated utilities, which have stable business models. The Fund also minimized its holdings in independent power producers, primarily because of financial and operating volatility. The segment declined more than 10% in the benchmark index.

Consumer discretionary Fund holding PetSmart, Inc. was a top contributor to Fund performance. Although the retail environment remained challenging during the reporting period, pet products seemed relatively well insulated from economic conditions, and PetSmart continued to post strong profits.

What areas of investment detracted from Fund performance?

The Fund’s positions in the consumer discretionary, energy and telecommunication services sectors detracted from relative Fund performance during the reporting period.

The Fund’s particular holdings within the overall strongly performing consumer discretionary sector weighed on relative Fund results. A key detractor from Fund performance was Speedway Motorsports, Inc. The racetrack operator was unable to cut costs enough to offset reduced attendance at NASCAR events and a decline in corporate sponsorship.

The Fund’s underweight position in the telecommunication services sector dampened strong returns within the Fund from the sector.

The Fund’s particular holdings and underweight position in the solidly performing energy sector also detracted from Fund performance. The Fund’s lack of exposure to Peabody Energy Corp. detracted from Fund performance. In addition, some of the Fund’s holdings in the financials sector were a drag on relative Fund performance,

What was the impact of investments in derivatives on Fund performance?

As part of the investment policy, the investment team uses currency forwards to hedge positions in foreign stocks to reduce the impact of currency movements. Although these contracts had a marginally positive impact on the Fund during the reporting period, their role is directly connected to the stocks that these investments are hedging and should not be viewed in isolation.

What is your outlook for the near term?

The energy sector has become a leader among mid-capitalization stocks as investors anticipate the resumption of deep-water drilling in the Gulf of Mexico after the moratorium on drilling there is lifted. Due to the fact that Wall Street analysts are now estimating earnings with expectations of oil prices that are continually ahead of current market price, however, and because no one knows the true direction that energy prices will go, it is difficult to find good value in the energy area at present.

6	Annual Report 2010

There also appear to be opportunities among industrials, consumer staples and health care. In addition, auto suppliers appear to be well below capacity, with considerable opportunity for operating leverage as the auto industry stabilizes and continues to improve.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Phillip N. Davidson, CFA; Michael Liss, CFA; and Kevin Toney, CFA

Subadviser:

Columbia Management Investment Advisers, LLC

Portfolio Managers:

Steve Schroll; Laton Spahr, CFA; and Paul Stocking

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Managers:

Brett P. Hawkins, CFA, CPA; and John S. Pickler, CFA

2010 Annual Report	7

Fund Performance	NVIT Multi-Manager Mid Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	19.67%	4.21%
Class II	19.63%	4.04%
Class Y	19.81%	4.30%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	1.00%	0.96%
Class II	1.11%	1.07%
Class Y	0.85%	0.81%
*

Current effective prospectus dated May 1, 2010 (as revised June 16, 2010). The differences between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Multi-Manager Mid Cap Value Fund versus performance of the Russell Mid Cap Value Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8	Annual Report 2010

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Multi-Manager Mid Cap Value Fund			Beginning Account Value ($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 -12/31/10[a]	Expense Ratio During Period (%) 07/01/10 -12/31/10[a]
Class I Shares	Actual		1,000.00	1,244.80	5.43	0.96
	Hypothetical	[b]	1,000.00	1,020.37	4.89	0.96
Class II Shares	Actual		1,000.00	1,245.10	6.06	1.07
	Hypothetical	[b]	1,000.00	1,019.81	5.45	1.07
Class Y Shares	Actual		1,000.00	1,246.70	4.59	0.81
	Hypothetical	[b]	1,000.00	1,021.12	4.13	0.81

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	9

Portfolio Summary December 31, 2010	NVIT Multi-Manager Mid Cap Value Fund

Asset Allocation
Common Stocks	97.1%
Mutual Fund	2.0%
Exchange Traded Fund	1.1%
Repurchase Agreement	0.7%
Liabilities in excess of other assets	(0.9%)

100.0%

Top Industries †
Insurance	9.5%
Multi-Utilities	6.6%
Oil, Gas & Consumable Fuels	5.8%
Specialty Retail	4.2%
Real Estate Investment Trusts (REITs)	3.8%
Machinery	3.7%
Health Care Providers & Services	3.4%
Commercial Banks	3.3%
Food Products	2.8%
Electric Utilities	2.7%
Other Industries *	54.2%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	1.9%
Republic Services, Inc.	1.7%
PG&E Corp.	1.4%
HCC Insurance Holdings, Inc.	1.4%
Aon Corp.	1.4%
iShares Russell Midcap Value Index Fund	1.1%
Sempra Energy	1.1%
CenterPoint Energy, Inc.	1.1%
Imperial Oil Ltd.	1.0%
Bemis Co., Inc.	1.0%
Other Holdings *	86.9%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Investments

December 31, 2010

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks 97.1%

	Shares	Market Value

Aerospace & Defense 1.6%
Alliant Techsystems, Inc. *	32,500	$2,418,975
Goodrich Corp.	29,825	2,626,688
ITT Corp.	125,634	6,546,788

		11,592,451

Airlines 0.5%
AMR Corp. *(a)	43,781	341,054
Delta Air Lines, Inc. *	72,580	914,508
Southwest Airlines Co.	97,014	1,259,242
United Continental Holdings, Inc. *	37,409	891,082
US Airways Group, Inc. *	57,963	580,210

		3,986,096

Auto Components 0.1%
TRW Automotive Holdings Corp. *	8,873	467,607

Automobiles 0.1%
Ford Motor Co. *(a)	33,038	554,708

Beverages 0.5%
Coca-Cola Enterprises, Inc.	135,600	3,394,068

Biotechnology 0.5%
Cephalon, Inc. *	56,800	3,505,696

Building Products 0.2%
A.O. Smith Corp. (a)	46,815	1,782,715

Capital Markets 2.5%
Artio Global Investors, Inc.	37,446	552,329
BlackRock, Inc.	3,492	665,505
Charles Schwab Corp. (The)	85,464	1,462,289
Franklin Resources, Inc.	11,969	1,331,072
Invesco Ltd.	100,748	2,423,997
Northern Trust Corp.	136,009	7,536,259
State Street Corp.	24,107	1,117,118
TD Ameritrade Holding Corp.	191,000	3,627,090

		18,715,659

Chemicals 2.4%
Agrium, Inc.	19,702	1,807,659
CF Industries Holdings, Inc.	19,900	2,689,485
Eastman Chemical Co.	35,305	2,968,444
Huntsman Corp.	132,965	2,075,584
Lubrizol Corp.	35,298	3,772,650
Minerals Technologies, Inc.	30,251	1,978,718
PPG Industries, Inc.	25,713	2,161,692

		17,454,232

Commercial Banks 3.3%
CIT Group, Inc. *	110,644	5,211,332
Comerica, Inc.	143,337	6,054,555
Commerce Bancshares, Inc.	105,334	4,184,920
Cullen/Frost Bankers, Inc.	11,658	712,537
Fifth Third Bancorp	136,837	2,008,767
Huntington Bancshares, Inc.	116,499	800,348

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
KeyCorp	114,496	$1,013,290
SunTrust Banks, Inc.	120,858	3,566,519
TCF Financial Corp.	50,885	753,607

		24,305,875

Commercial Services & Supplies 2.6%
Cintas Corp.	71,070	1,987,117
Pitney Bowes, Inc.	62,978	1,522,808
Republic Services, Inc.	412,251	12,309,815
Ritchie Bros. Auctioneers, Inc. (a)	53,275	1,227,989
Waste Management, Inc.	61,584	2,270,602

		19,318,331

Communications Equipment 0.6%
EchoStar Corp., Class A *	114,752	2,865,358
Emulex Corp. *	156,590	1,825,839

		4,691,197

Computers & Peripherals 1.0%
SanDisk Corp. *	60,700	3,026,502
Western Digital Corp. *	126,661	4,293,808

		7,320,310

Construction & Engineering 2.1%
Chicago Bridge & Iron Co. NV NYRS*	71,976	2,368,010
EMCOR Group, Inc. *	111,338	3,226,575
Fluor Corp.	20,159	1,335,735
Foster Wheeler AG *	178,711	6,169,104
Jacobs Engineering Group, Inc. *	30,900	1,416,765
KBR, Inc.	42,316	1,289,369

		15,805,558

Construction Materials 0.2%
CEMEX SAB de CV ADR-MX*	125,859	1,347,950

Containers & Packaging 1.6%
Bemis Co., Inc.	231,828	7,571,502
Crown Holdings, Inc. *	90,400	3,017,552
Packaging Corp. of America	37,300	963,832
Smurfit-Stone Container Corp. *	15,753	403,277

		11,956,163

Distributors 0.2%
Genuine Parts Co.	21,793	1,118,853

Diversified Consumer Services 0.8%
Apollo Group, Inc., Class A *	15,593	615,768
Capella Education Co. *(a)	8,876	590,964
Career Education Corp. *	39,379	816,327
Corinthian Colleges, Inc. *(a)	71,726	373,692
DeVry, Inc.	11,770	564,725
H&R Block, Inc.	218,800	2,605,908
ITT Educational Services, Inc. *	6,799	433,028

		6,000,412

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks (continued)

	Shares	Market Value

Diversified Financial Services 0.1%
Pico Holdings, Inc. *	25,288	$804,158

Diversified Telecommunication Services 1.9%
CenturyLink, Inc.	24,081	1,111,820
Consolidated Communications Holdings, Inc.	62,216	1,200,769
Qwest Communications International, Inc.	695,437	5,292,275
Windstream Corp.	444,264	6,193,040

		13,797,904

Electric Utilities 2.8%
Allegheny Energy, Inc.	63,451	1,538,052
American Electric Power Co., Inc.	50,010	1,799,360
Great Plains Energy, Inc.	21,309	413,182
IDACORP, Inc.	18,595	687,643
Northeast Utilities	89,217	2,844,238
NV Energy, Inc.	307,007	4,313,448
Pepco Holdings, Inc.	89,269	1,629,159
Pinnacle West Capital Corp.	26,867	1,113,637
Portland General Electric Co.	82,924	1,799,451
Westar Energy, Inc.	173,189	4,357,435

		20,495,605

Electrical Equipment 2.1%
Babcock & Wilcox Co. *	53,757	1,375,642
Cooper Industries PLC	73,478	4,283,033
Hubbell, Inc., Class B	58,089	3,492,891
Rockwell Automation, Inc.	24,257	1,739,469
Thomas & Betts Corp. *	94,682	4,573,141

		15,464,176

Electronic Equipment, Instruments & Components 1.3%
Agilent Technologies, Inc. *	108,924	4,512,721
Avnet, Inc. *	85,343	2,818,879
Molex, Inc.	85,984	1,953,557

		9,285,157

Energy Equipment & Services 2.2%
Baker Hughes, Inc.	23,166	1,324,400
Cameron International Corp. *	33,263	1,687,432
Dresser-Rand Group, Inc. *	71,700	3,053,703
Helix Energy Solutions Group, Inc. *	92,708	1,125,475
McDermott International, Inc. *	146,105	3,022,912
Nabors Industries Ltd. *	118,745	2,785,758
Noble Corp.	74,655	2,670,409
Oceaneering International, Inc. *	11,666	858,968

		16,529,057

Food & Staples Retailing 0.6%
CVS Caremark Corp.	98,276	3,417,057
Sysco Corp.	35,790	1,052,226

		4,469,283

Common Stocks (continued)

	Shares	Market Value

Food Products 2.8%
ConAgra Foods, Inc.	248,176	$5,603,814
General Mills, Inc.	62,056	2,208,573
H.J. Heinz Co.	76,365	3,777,013
Kellogg Co.	104,013	5,312,984
Ralcorp Holdings, Inc. *	56,000	3,640,560

		20,542,944

Gas Utilities 0.4%
AGL Resources, Inc.	65,037	2,331,576
Questar Corp.	23,538	409,797
Southwest Gas Corp.	5,694	208,799

		2,950,172

Health Care Equipment & Supplies 2.6%
Beckman Coulter, Inc.	72,520	5,455,680
Boston Scientific Corp. *	502,540	3,804,228
CareFusion Corp. *	105,167	2,702,792
Covidien PLC	28,779	1,314,049
Symmetry Medical, Inc. *	49,680	459,540
Zimmer Holdings, Inc. *	97,543	5,236,108

		18,972,397

Health Care Providers & Services 3.4%
AmerisourceBergen Corp.	180,100	6,145,012
CIGNA Corp.	102,175	3,745,735
LifePoint Hospitals, Inc. *	105,461	3,875,692
Patterson Cos., Inc.	138,820	4,252,057
Quest Diagnostics, Inc.	90,200	4,868,094
Select Medical Holdings Corp. *	102,990	752,857
Universal Health Services, Inc., Class B	32,685	1,419,183

		25,058,630

Hotels, Restaurants & Leisure 1.4%
CEC Entertainment, Inc. *	97,199	3,774,237
International Speedway Corp., Class A	61,384	1,606,419
Penn National Gaming, Inc. *	74,139	2,605,986
Royal Caribbean Cruises Ltd. *	28,228	1,326,716
Speedway Motorsports, Inc.	68,491	1,049,282

		10,362,640

Household Durables 1.5%
D.R. Horton, Inc.	44,717	533,474
Garmin Ltd.	64,900	2,011,251
KB Home (a)	21,054	284,018
Lennar Corp., Class A	24,510	459,562
Mohawk Industries, Inc. *	21,938	1,245,201
Stanley Black & Decker, Inc.	34,380	2,298,991
Toll Brothers, Inc. *	69,220	1,315,180
Whirlpool Corp.	28,583	2,539,028

		10,686,705

Household Products 1.1%
Clorox Co.	31,389	1,986,296
Kimberly-Clark Corp.	94,013	5,926,580

		7,912,876

12	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Independent Power Producers & Energy Traders 0.1%
NRG Energy, Inc. *	54,000	$1,055,160

Industrial Conglomerates 0.4%
Tyco International Ltd.	64,821	2,686,182

Information Technology Services 1.8%
Automatic Data Processing, Inc.	18,159	840,398
Booz Allen Hamilton Holding Corp. *	38,592	749,843
Computer Sciences Corp.	38,660	1,917,536
Fidelity National Information Services, Inc.	132,941	3,641,254
Lender Processing Services, Inc.	104,900	3,096,648
SAIC, Inc. *	196,500	3,116,490

		13,362,169

Insurance 9.6%
ACE Ltd.	62,224	3,873,444
Allstate Corp. (The)	95,789	3,053,753
Aon Corp.	218,365	10,046,974
Arch Capital Group Ltd. *	22,100	1,945,905
Assurant, Inc.	35,406	1,363,839
Axis Capital Holdings Ltd.	48,657	1,745,813
Chubb Corp.	38,616	2,303,058
Everest Re Group Ltd.	21,575	1,829,991
HCC Insurance Holdings, Inc.	354,698	10,264,960
Lincoln National Corp.	87,770	2,440,884
Marsh & McLennan Cos., Inc.	168,875	4,617,043
PartnerRe Ltd.	63,535	5,105,037
Symetra Financial Corp.	146,454	2,006,420
Transatlantic Holdings, Inc.	97,787	5,047,765
Travelers Cos., Inc. (The)	66,014	3,677,640
Unum Group	51,114	1,237,981
Willis Group Holdings PLC	83,856	2,903,933
XL Group PLC	321,830	7,022,331

		70,486,771

Internet & Catalog Retail 0.3%
Expedia, Inc.	100,200	2,514,018

Leisure Equipment & Products 0.5%
Hasbro, Inc.	62,017	2,925,962
Mattel, Inc.	25,820	656,603

		3,582,565

Life Sciences Tools & Services 0.6%
Life Technologies Corp. *	75,918	4,213,449

Machinery 3.7%
AGCO Corp. *	43,466	2,201,988
Altra Holdings, Inc. *	70,939	1,408,848
Eaton Corp.	36,400	3,694,964
Harsco Corp.	86,845	2,459,450
Ingersoll-Rand PLC	22,132	1,042,196
Joy Global, Inc.	17,700	1,535,475
Kaydon Corp.	101,214	4,121,434
Manitowoc Co., Inc. (The)	84,896	1,112,986
Navistar International Corp. *	23,032	1,333,783

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Oshkosh Corp. *	144,000	$5,074,560
Parker-Hannifin Corp.	18,552	1,601,038
Terex Corp. *	55,190	1,713,098

		27,299,820

Media 0.9%
DreamWorks Animation SKG, Inc., Class A *	28,900	851,683
John Wiley & Sons, Inc., Class A	23,639	1,069,428
Liberty Media Corp.-Starz, Series A*	15,631	1,039,149
National CineMedia, Inc. (a)	118,967	2,368,633
Regal Entertainment Group, Class A	137,589	1,615,295

		6,944,188

Metals & Mining 1.0%
Cliffs Natural Resources, Inc.	11,444	892,746
Freeport-McMoRan Copper & Gold, Inc.	20,814	2,499,553
Newmont Mining Corp.	41,913	2,574,716
Steel Dynamics, Inc. (a)	44,473	813,856
United States Steel Corp.	9,343	545,818

		7,326,689

Multi-Utilities 6.7%
CenterPoint Energy, Inc.	506,147	7,956,631
CMS Energy Corp.	302,500	5,626,500
Consolidated Edison, Inc.	20,389	1,010,683
DTE Energy Co.	55,604	2,519,973
NiSource, Inc.	199,900	3,522,238
OGE Energy Corp.	79,200	3,606,768
PG&E Corp.	224,370	10,733,861
Sempra Energy	153,951	8,079,348
Wisconsin Energy Corp.	53,723	3,162,136
Xcel Energy, Inc.	127,783	3,009,290

		49,227,428

Multiline Retail 0.9%
Macy’s, Inc.	136,862	3,462,609
Nordstrom, Inc.	56,039	2,374,933
Target Corp.	18,996	1,142,229

		6,979,771

Oil, Gas & Consumable Fuels 5.9%
Alpha Natural Resources, Inc. *	45,555	2,734,667
Devon Energy Corp.	34,336	2,695,719
El Paso Corp.	122,835	1,690,210
Enbridge, Inc.	52,341	2,952,032
EOG Resources, Inc.	8,943	817,480
EQT Corp.	137,343	6,158,460
Imperial Oil Ltd.	190,209	7,762,930
Murphy Oil Corp.	41,684	3,107,542
Newfield Exploration Co. *	53,973	3,891,993
Noble Energy, Inc.	13,756	1,184,116
Petrohawk Energy Corp. *	54,800	1,000,100
Pioneer Natural Resources Co. (a)	9,618	835,035

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
QEP Resources, Inc.	13,105	$475,843
Southwestern Energy Co. *	62,532	2,340,573
Spectra Energy Partners LP	49,418	1,623,381
Ultra Petroleum Corp. *	13,880	663,048
Whiting Petroleum Corp. *	29,197	3,421,596

		43,354,725

Paper & Forest Products 1.0%
Domtar Corp.	17,023	1,292,386
Louisiana-Pacific Corp. *(a)	186,105	1,760,553
MeadWestvaco Corp.	69,364	1,814,562
Weyerhaeuser Co.	118,494	2,243,092

		7,110,593

Pharmaceuticals 2.5%
Forest Laboratories, Inc. *	215,133	6,879,953
Hospira, Inc. *	52,677	2,933,582
Mylan, Inc. *	196,559	4,153,292
Valeant Pharmaceuticals International, Inc.	86,800	2,455,572
Watson Pharmaceuticals, Inc. *	38,865	2,007,377

		18,429,776

Professional Services 0.3%
Towers Watson & Co., Class A	44,900	2,337,494

Real Estate Investment Trusts (REITs) 3.9%
Annaly Capital Management, Inc.	326,957	5,859,069
AvalonBay Communities, Inc.	7,611	856,618
Boston Properties, Inc.	6,713	577,989
Capstead Mortgage Corp.	96,183	1,210,944
Equity Residential (a)	17,851	927,359
Government Properties Income Trust	117,114	3,137,484
Health Care REIT, Inc.	63,500	3,025,140
Host Hotels & Resorts, Inc.	48,195	861,245
National Health Investors, Inc.	3,350	150,817
Pebblebrook Hotel Trust (a)	22,720	461,670
Piedmont Office Realty Trust, Inc., Class A	206,144	4,151,740
ProLogis	119,863	1,730,822
Rayonier, Inc.	84,924	4,460,209
Ventas, Inc.	21,101	1,107,381

		28,518,487

Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc., Class A *	51,200	1,048,576

Road & Rail 0.8%
Con-way Inc.	15,341	561,021
Hertz Global Holdings, Inc. *	132,200	1,915,578
J.B. Hunt Transport Services, Inc.	8,810	359,536
Kansas City Southern *	44,235	2,117,087
Knight Transportation, Inc.	9,252	175,788
Landstar System, Inc.	8,128	332,760
Old Dominion Freight Line, Inc. *	10,387	332,280

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Werner Enterprises, Inc.	12,432	$280,963

		6,075,013

Semiconductors & Semiconductor Equipment 2.3%
Applied Materials, Inc.	317,679	4,463,390
LSI Corp. *	809,377	4,848,168
Microchip Technology, Inc. (a)	38,512	1,317,495
Micron Technology, Inc. *	269,500	2,161,390
NXP Semiconductor NV *	34,905	730,562
Skyworks Solutions, Inc. *	38,000	1,087,940
Teradyne, Inc. *	160,138	2,248,338

		16,857,283

Software 1.3%
Autodesk, Inc. *	31,822	1,215,600
BMC Software, Inc. *	38,596	1,819,416
Cadence Design Systems, Inc. *	182,121	1,504,320
Check Point Software Technologies Ltd. *	72,463	3,352,138
Symantec Corp. *	112,800	1,888,272

		9,779,746

Specialty Retail 4.2%
Abercrombie & Fitch Co., Class A	29,553	1,703,139
Aeropostale, Inc. *	212,850	5,244,624
Best Buy Co., Inc.	60,199	2,064,224
GameStop Corp., Class A *	113,000	2,585,440
Lowe’s Cos., Inc.	236,023	5,919,457
RadioShack Corp.	111,800	2,067,182
Ross Stores, Inc.	37,900	2,397,175
Staples, Inc.	180,504	4,110,076
TJX Cos., Inc.	108,600	4,820,754

		30,912,071

Textiles, Apparel & Luxury Goods 0.4%
VF Corp.	36,916	3,181,421

Thrifts & Mortgage Finance 1.5%
Capitol Federal Financial, Inc.	98,024	1,167,468
Hudson City Bancorp, Inc.	316,982	4,038,351
MGIC Investment Corp. *	108,000	1,100,520
People’s United Financial, Inc.	320,310	4,487,543

		10,793,882

Tobacco 0.9%
Lorillard, Inc.	84,307	6,918,232

Trading Companies & Distributors 0.3%
Beacon Roofing Supply, Inc. *	116,971	2,090,272

Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B	33,081	1,151,164

14	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Wireless Telecommunication Services (continued)
Sprint Nextel Corp. *	92,546	$391,470

		1,542,634

Total Common Stocks (cost $616,595,900)		715,278,000

Exchange Traded Fund 1.1%
Equity 1.1% iShares Russell Midcap Value Index Fund	184,134	8,287,871

Total Exchange Traded Fund (cost $7,822,017)		8,287,871

Mutual Fund 2.0%
Money Market Fund 2.0%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (b)	14,374,610	14,374,610

Total Mutual Fund (cost $14,374,610)		14,374,610

Repurchase Agreement 0.7%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.15%, dated 12/31/10, due 01/03/11, repurchase price $5,167,943, collateralized by U.S. Government Agency Mortgage Securities ranging 0.00%—14.00%, maturing 04/15/11—12/20/40; total market value of $5,271,236. (c)	$5,167,878	$5,167,878

Total Repurchase Agreement (cost $5,167,878)		5,167,878

Total Investments (cost $643,960,405) (d) —100.9%		743,108,359
Liabilities in excess of other assets — (0.9%)		(6,508,764)

NET ASSETS — 100.0%		$736,599,595

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $4,978,043.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of December 31, 2010 was $5,167,878.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

LP	Limited Partnership

Ltd.	Limited

MX	Mexico

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SAB de CV	Public Traded Company

At December 31, 2010, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contract:
Canadian Dollar	Bank of America, NA	1/31/11	643,166	$642,781	$646,561	$3,780

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contract:
Canadian Dollar	Bank of America, NA	1/31/11	(6,862,240)	$(6,855,213)	$(6,898,456)	$(43,243)

NA National Association

2010 Annual Report	15

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2010

NVIT Multi-Manager Mid Cap Value Fund
Assets:
Investments, at value* (cost $638,792,527)	$737,940,481
Repurchase agreement, at value and cost	5,167,878

Total Investments	743,108,359

Cash	651
Dividends receivable	1,283,252
Security lending income receivable	2,378
Receivable for investments sold	3,435,287
Receivable for capital shares issued	931,616
Reclaims receivable	8,871
Unrealized appreciation on forward foreign currency contracts (Note 2)	3,780
Prepaid expenses	1,920

Total Assets	748,776,114

Liabilities:
Payable for investments purchased	5,177,804
Payable for capital shares redeemed	1,097,806
Unrealized depreciation on forward foreign currency contracts (Note 2)	43,243
Payable upon return of securities loaned (Note 2)	5,167,878
Accrued expenses and other payables:
Investment advisory fees	459,782
Fund administration fees	22,358
Distribution fees	95,587
Administrative servicing fees	22,840
Accounting and transfer agent fees	5,713
Trustee fees	4,753
Custodian fees	3,067
Compliance program costs (Note 3)	1,309
Professional fees	18,436
Other	55,943

Total Liabilities	12,176,519

Net Assets	$736,599,595

Represented by:
Capital	$644,527,951
Accumulated undistributed net investment income	439,685
Accumulated net realized losses from investments, forward and forward foreign currency transactions	(7,482,026)
Net unrealized appreciation/(depreciation) from investments	99,147,954
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(39,463)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	5,494

Net Assets	$736,599,595

*	Includes value of securities on loan of $4,978,043 (Note 2)

16	Annual Report 2010

NVIT Multi-Manager Mid Cap Value Fund
Net Assets:
Class I Shares	$82,150
Class II Shares	451,700,368
Class Y Shares	284,817,077

Total	$736,599,595

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	7,983
Class II Shares	43,866,900
Class Y Shares	27,649,297

Total	71,524,180

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.29
Class II Shares	$10.30
Class Y Shares	$10.30

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Statement of Operations

For the Year Ended December 31, 2010

NVIT Multi-Manager Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income	$16,030,357
Income from securities lending (Note 2)	72,823
Other income	117
Foreign tax withholding	(57,769)

Total Income	16,045,528

EXPENSES:
Investment advisory fees	4,823,837
Fund administration fees	245,017
Distribution fees Class II Shares	1,185,073
Administrative servicing fees Class I Shares	47
Administrative servicing fees Class II Shares	47,408
Professional fees	59,198
Printing fees	159,359
Trustee fees	21,224
Custodian fees	32,984
Accounting and transfer agent fees	7,819
Compliance program costs (Note 3)	1,263
Other	26,406

Total expenses before earnings credit and expenses reimbursed	6,609,635

Earnings credit (Note 4)	(194)
Expenses reimbursed by adviser (Note 3)	(165,007)

Net Expenses	6,444,434

NET INVESTMENT INCOME	9,601,094

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	65,425,146
Net realized losses from forward and foreign currency transactions (Note 2)	(151,738)

Net realized gains from investments, forward and foreign currency transactions	65,273,408

Net change in unrealized appreciation/(depreciation) from investments	45,501,461
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(100,044)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3,436

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	45,404,853

Net realized/unrealized gains from investments, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	110,678,261

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$120,279,355

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$9,601,094	$4,599,129
Net realized gains/(losses) from investments, forward and foreign currency transactions	65,273,408	(12,748,996)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	45,404,853	105,914,718

Change in net assets resulting from operations	120,279,355	97,764,851

Distributions to Shareholders From:
Net investment income:
Class I	(741)	(97)
Class II	(5,957,806)	(2,822,337)
Class Y	(3,366,380)	(948,456)
Net realized gains:
Class I	(3,658)	–
Class II	(20,190,153)	–
Class Y	(12,570,025)	–

Change in net assets from shareholder distributions	(42,088,763)	(3,770,890)

Change in net assets from capital transactions	65,729,105	290,168,743

Change in net assets	143,919,697	384,162,704

Net Assets:
Beginning of year	592,679,898	208,517,194

End of year	$736,599,595	$592,679,898

Accumulated undistributed net investment income at end of year	$439,685	$557,415

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$62,870	$8,307
Dividends reinvested	4,399	97
Cost of shares redeemed	(285)	(9,353)

Total Class I	66,984	(949)

Class II Shares
Proceeds from shares issued	28,118,156	333,647,503
Dividends reinvested	26,147,959	2,822,337
Cost of shares redeemed	(137,404,701)	(103,023,380)

Total Class II	(83,138,586)	233,446,460

Class Y Shares
Proceeds from shares issued	138,611,010	68,188,208
Dividends reinvested	15,936,405	948,456
Cost of shares redeemed	(5,746,708)	(12,413,432)

Total Class Y	148,800,707	56,723,232

Change in net assets from capital transactions	$65,729,105	$290,168,743

Amounts designated as "—" are zero or have been rounded to zero.

2010 Annual Report	19

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
SHARE TRANSACTIONS:
Class I Shares
Issued	6,557	1,305
Reinvested	429	13
Redeemed	(29)	(1,649)

Total Class I Shares	6,957	(331)

Class II Shares
Issued	3,018,590	41,021,876
Reinvested	2,562,284	341,569
Redeemed	(14,213,230)	(13,655,677)

Total Class II Shares	(8,632,356)	27,707,768

Class Y Shares
Issued	14,299,998	9,048,084
Reinvested	1,557,886	119,189
Redeemed	(598,020)	(1,483,536)

Total Class Y Shares	15,259,864	7,683,737

Total change in shares	6,634,465	35,391,174

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Value Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$9.13	0.12	1.66	1.78	(0.14)	(0.48)	(0.62)	$10.29	19.67%		$82,150	0.96%	1.20%	0.97%	114.03%
Year Ended December 31, 2009 (e)	$7.07	0.13	2.03	2.16	(0.10)	–	(0.10)	$9.13	30.76%		$9,371	0.91%	1.70%	0.95%	224.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.11	(2.94)	(2.83)	(0.10)	–	(0.10)	$7.07	(28.35%	)	$9,595	0.81%	1.58%	0.99%	114.39%

Class II Shares
Year Ended December 31, 2010 (e)	$9.13	0.14	1.64	1.78	(0.13)	(0.48)	(0.61)	$10.30	19.63%		$451,700,368	1.07%	1.42%	1.10%	114.03%
Year Ended December 31, 2009 (e)	$7.07	0.11	2.03	2.14	(0.08)	–	(0.08)	$9.13	30.47%		$479,483,845	1.08%	1.35%	1.11%	224.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.10	(2.94)	(2.84)	(0.09)	–	(0.09)	$7.07	(28.50%	)	$175,240,571	1.15%	1.47%	1.21%	114.39%

Class Y Shares
Year Ended December 31, 2010 (e)	$9.14	0.16	1.64	1.80	(0.16)	(0.48)	(0.64)	$10.30	19.81%		$284,817,077	0.81%	1.70%	0.83%	114.03%
Year Ended December 31, 2009 (e)	$7.07	0.13	2.04	2.17	(0.10)	–	(0.10)	$9.14	30.90%		$113,186,682	0.82%	1.62%	0.85%	224.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.13	(2.96)	(2.83)	(0.10)	–	(0.10)	$7.07	(28.35%	)	$33,267,028	0.81%	1.95%	0.96%	114.39%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	21

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades.

22	Annual Report 2010

Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$715,278,000	$—	$—	$715,278,000
Exchange Traded Fund	8,287,871	—	—	8,287,871
Forward Foreign Currency Contracts	—	3,780	—	3,780
Mutual Fund	14,374,610	—	—	14,374,610
Repurchase Agreement	—	5,167,878	—	5,167,878
Total Assets	737,940,481	5,171,658	—	743,112,139
Liabilities:
Forward Foreign Currency Contracts	—	(43,243)	—	(43,243)
Total Liabilities	—	(43,243)	—	(43,243)
Total	$737,940,481	$5,128,415	—	$743,068,896
*	See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

2010 Annual Report	23

Notes to Financial Statements (continued)

December 31, 2010

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risks of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

Assets:	Statement of Assets & Liabilities Location	Fair Value
Forward foreign currency contracts	Unrealized appreciation from forward foreign currency contracts	$3,780
Total		$3,780
Liabilities:
Forward foreign currency contracts	Unrealized depreciation from forward foreign currency contracts	$(43,243)
Total		$(43,243)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Forward foreign currency contracts	$(140,085)
Total	$(140,085)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized on the Statement of Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Forward foreign currency contracts	$(100,044)
Total	$(100,044)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

24	Annual Report 2010

(e)	Repurchase Agreements

The Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. The Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$4,978,043	$5,167,878

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

2010 Annual Report	25

Notes to Financial Statements (continued)

December 31, 2010

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, return of capital from real estate investment trusts, adjustments to prior year’s accumulated balances, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(i)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding

26	Annual Report 2010

company which is a direct wholly-owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
American Century Investment Management, Inc.
Columbia Management Investment Advisors, LLC (formerly RiverSource Investments, LLC)
Thompson, Siegel & Walmsley LLC

Beginning May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.73%

Prior to May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.75%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the subadvisers. NFA paid the subadvisers $2,894,302 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.81% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal year 2010 Amount	Total
$ 82,427	$ 98,217	$ 165,007	$ 345,651
(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as

2010 Annual Report	27

Notes to Financial Statements (continued)

December 31, 2010

Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced Fund, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $47,455 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule

28	Annual Report 2010

38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,263.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $740,694,149 and sales of $712,856,320 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

2010 Annual Report	29

Notes to Financial Statements (continued)

December 31, 2010

Risks Associated with REIT and Real Estate Investments.

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$31,727,169	$10,361,594	$42,088,763	$—	$42,088,763

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,770,890	$—	$3,770,890	$—	$3,770,890

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$3,499,033	$—	$3,499,033	$—	$—	$88,572,611	$92,071,644
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$654,546,857	$96,084,300	$(7,522,798)	$88,561,502

30	Annual Report 2010

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Mid Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	31

Supplemental Information

(Unaudited)

NVIT Multi-Manager Mid Cap Value Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $10,361,594, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

32	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries, Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	33

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

34	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Annual Report	35

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36	Annual Report 2010

NVIT Multi-Manager Small Cap Growth Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-506 (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in stocks of small companies.

Growth funds may underperform other funds that use different investing styles.

The Fund may purchase securities in initial public offerings (IPOs), which can be very volatile and carry high transaction costs.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate,

2	Annual Report 2010

publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of OppenheimerFunds, Inc. or Waddell & Reed Investment Management Company.

2010 Annual Report	3

Important Disclosures (Continued)

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of OppenheimerFunds, Inc. or Waddell & Reed Investment Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Multi-Manager Small Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Multi-Manager Small Cap Growth Fund (Class I at NAV) returned 25.45% versus 29.09% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Small-Cap Growth Funds (consisting of 94 funds as of December 31, 2010) was 27.83% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s holdings in the industrials, consumer staples and materials sectors contributed to relative Fund performance during the reporting period.

Within the industrials sector, consumer services and supplies Fund holding Constant Contact, Inc., a provider of e-mail marketing software, was a strong contributor to Fund performance.

The Fund’s consumer staples position in packaged food company Diamond Foods, Inc., a provider of snack products and nuts, boosted relative Fund performance. The Fund’s positions in materials holdings Solutia Inc., a chemical and engineered materials developer; Polypore International, Inc., a microporous membranes provider; and Schnitzer Steel Industries, Inc. also helped relative Fund performance.

One of the health-care sector’s top performers was Fund holding Alexion Pharmaceuticals, Inc., a biopharmaceutical company. In the energy sector, the Fund received strong results from holdings in Concho Resources Inc., an independent oil and natural gas company.

What areas of investment detracted from Fund performance?

The Fund’s positions in the energy, information technology and health-care sectors detracted from relative Fund performance during the reporting period.

The Fund’s lack of exposure to energy holding Lufkin Industries, Inc., a global supplier of oil field and power transmission products, hurt relative Fund performance.

In the information technology sector, the Fund’s investments in the software subsector detracted from relative Fund performance due to overweight positions in Micros Systems, Inc. and Sourcefire, Inc.

Health-care Fund holding NuVasive, Inc., which focuses on the design, development and marketing of products for surgical treatment of spine disorders, was a significant detractor from Fund performance. Fund holding and health-care technology firm athenahealth, Inc., a Web-based physician billing, practice management and electronic medical records provider, also detracted from Fund performance.

In materials, the Fund’s overweight position in Rock-Tenn Co., a manufacturer of packaging products, also detracted from relative Fund performance, despite the stock’s positive absolute return.

What is your outlook for the near term?

Looking ahead, we see that the macroeconomic environment is characterized by improved economics. Strong profits, low interest rates, and stimulative federal monetary actions should continue to drive momentum in the market and economy during at least the near term. A recent improvement in bank lending is a strong positive as the money supply has grown, but velocity has been lacking. If the money flowing into bonds reverses direction, this activity could provide a boost a boost for equities. Overall, we remain balanced in our approach and are most interested in investing in higher-quality companies that are positioned for the long term.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

OppenheimerFunds, Inc.

Portfolio Manager:

Ronald J. Zibelli Jr., CFA

Subadviser:

Waddell & Reed Investment Management Company

Portfolio Managers:

Kenneth McQuade; Gilbert Scott, CFA; and

Mark Seferovich

6	Annual Report 2010

Fund Performance	NVIT Multi-Manager Small Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I2	25.45%	(0.60)%	(0.51)%
Class II3	25.10%	(0.83)%	(0.75)%
Class III[3]	25.41%	(0.58)%	(0.56)%
Class Y3	25.61%	(0.51)%	(0.47)%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]

These returns until the creation of the Class II shares (March 7, 2002), Class III shares (July 5, 2002) and Class Y shares (March 27, 2008) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	1.41%	1.28%
Class II	1.66%	1.53%
Class III	1.41%	1.28%
Class Y	1.26%	1.13%
*

Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Multi-Manager Small Cap Growth Fund versus performance of the Russell 2000 Growth Index (Russell 2000 Growth)(a) and The Consumer Price Index (CPI)(b) over the 10 year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 2000 Growth is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Multi-Manager Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Multi-Manager Small Cap Growth Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,302.10	7.14	1.23
	Hypothetical	[b]	1,000.00	1,019.00	6.26	1.23
Class II Shares	Actual		1,000.00	1,299.50	8.58	1.48
	Hypothetical	[b]	1,000.00	1,017.74	7.53	1.48
Class III Shares	Actual		1,000.00	1,302.00	7.14	1.23
	Hypothetical	[b]	1,000.00	1,019.00	6.26	1.23
Class Y Shares	Actual		1,000.00	1,302.50	6.27	1.08
	Hypothetical	[b]	1,000.00	1,019.76	5.50	1.08

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Multi-Manager Small Cap Growth Fund

Asset Allocation
Common Stocks	98.4%
Mutual Fund	2.7%
Liabilities in excess of other assets	(1.1%)

100.0%

Top Industries †
Software	10.3%
Machinery	7.7%
Health Care Equipment & Supplies	5.9%
Semiconductors & Semiconductor Equipment	5.6%
Internet Software & Services	5.2%
Energy Equipment & Services	5.0%
Textiles, Apparel & Luxury Goods	5.0%
Health Care Providers & Services	4.3%
Specialty Retail	4.0%
Communications Equipment	3.4%
Other Industries	43.6%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio—Institutional Class	2.7%
Under Armour, Inc., Class A	1.8%
Gardner Denver, Inc.	1.8%
Graco, Inc.	1.7%
Wabtec Corp.	1.6%
Volcano Corp.	1.6%
Dril-Quip, Inc.	1.5%
LKQ Corp.	1.5%
Portfolio Recovery Associates, Inc.	1.5%
MICROS Systems, Inc.	1.5%
Other Holdings	82.8%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Multi-Manager Small Cap Growth Fund

Common Stocks 98.4%

	Shares	Market Value

Aerospace & Defense 1.8%
BE Aerospace, Inc. *	35,740	$1,323,452
DigitalGlobe, Inc. *	11,080	351,347
TransDigm Group, Inc. *	15,780	1,136,318

		2,811,117

Air Freight & Logistics 0.4%
Atlas Air Worldwide Holdings, Inc. *	11,540	644,278

Airlines 0.5%
Alaska Air Group, Inc. *	13,320	755,111

Auto Components 0.6%
Tenneco, Inc. *	22,970	945,445

Biotechnology 1.9%
Alexion Pharmaceuticals, Inc. *	17,570	1,415,264
Cepheid, Inc. *	25,910	589,452
United Therapeutics Corp. *	15,290	966,634

		2,971,350

Capital Markets 2.1%
Greenhill & Co., Inc.	26,400	2,156,352
Stifel Financial Corp. *	9,340	579,453
Waddell & Reed Financial, Inc., Class A	15,330	540,996

		3,276,801

Chemicals 1.0%
Rockwood Holdings, Inc. *	8,860	346,603
Solutia, Inc. *	53,370	1,231,780

		1,578,383

Commercial Banks 1.1%
East West Bancorp, Inc.	36,930	721,982
Signature Bank *	20,950	1,047,500

		1,769,482

Commercial Services & Supplies 0.6%
IESI-BFC Ltd.	27,200	660,960
Mobile Mini, Inc. *	12,700	250,063

		911,023

Communications Equipment 3.4%
Acme Packet, Inc. *	25,210	1,340,164
Aruba Networks, Inc. *	49,380	1,031,054
Ixia *	36,170	606,933
Oclaro, Inc. *	24,850	326,777
Riverbed Technology, Inc. *	57,380	2,018,055

		5,322,983

Computers & Peripherals 1.0%
Stratasys, Inc. *	45,400	1,481,856

Consumer Finance 0.2%
Netspend Holdings, Inc. *	23,620	302,808

Containers & Packaging 0.4%
Rock-Tenn Co., Class A	12,700	685,165

Distributors 1.5%
LKQ Corp. *	104,488	2,373,967

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services 3.1%
Archipelago Learning, Inc. *	32,200	$315,882
Capella Education Co. *	27,650	1,840,937
Sotheby’s	15,500	697,500
Strayer Education, Inc.	12,800	1,948,416

		4,802,735

Diversified Financial Services 1.9%
MSCI, Inc., Class A *	15,510	604,270
Portfolio Recovery Associates, Inc. *	31,400	2,361,280

		2,965,550

Electrical Equipment 3.2%
Acuity Brands, Inc.	10,200	588,234
General Cable Corp. *	62,100	2,179,089
GrafTech International Ltd. *	49,100	974,144
Polypore International, Inc. *	29,310	1,193,796

		4,935,263

Electronic Equipment, Instruments & Components 1.0%
Cognex Corp.	23,070	678,719
DTS, Inc. *	17,000	833,850

		1,512,569

Energy Equipment & Services 5.0%
Complete Production Services, Inc. *	16,240	479,892
Core Laboratories NV	22,860	2,035,683
Dresser-Rand Group, Inc. *	45,100	1,920,809
Dril-Quip, Inc. *	30,750	2,389,890
Superior Energy Services, Inc. *	28,040	981,120

		7,807,394

Food & Staples Retailing 0.3%
Fresh Market, Inc. (The) *	9,150	376,980

Food Products 1.0%
Diamond Foods, Inc.	20,710	1,101,358
TreeHouse Foods, Inc. *	9,690	495,062

		1,596,420

Health Care Equipment & Supplies 6.0%
Cooper Cos., Inc. (The)	16,540	931,864
DexCom, Inc. *	16,800	229,320
HeartWare International, Inc. *	5,900	516,663
Masimo Corp.	44,600	1,296,522
Neogen Corp. *	5,750	235,922
NuVasive, Inc. *	61,000	1,564,650
NxStage Medical, Inc. *	11,570	287,862
Sirona Dental Systems, Inc. *	15,840	661,795
Volcano Corp. *	93,900	2,564,409
Zoll Medical Corp. *	28,100	1,046,163

		9,335,170

Health Care Providers & Services 4.3%
AMERIGROUP Corp. *	10,540	462,917
Catalyst Health Solutions, Inc. *	18,280	849,837
Emergency Medical Services Corp., Class A *	8,340	538,848

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Hanger Orthopedic Group, Inc. *	34,920	$739,955
Health Management Associates, Inc., Class A *	65,600	625,824
Healthways, Inc. *	49,930	557,219
HMS Holdings Corp. *	22,190	1,437,246
IPC The Hospitalist Co., Inc. *	17,140	668,631
Magellan Health Services, Inc. *	17,300	817,944

		6,698,421

Health Care Technology 0.9%
Omnicell, Inc. *	15,750	227,587
SXC Health Solutions Corp. *	25,830	1,107,074

		1,334,661

Hotels, Restaurants & Leisure 2.3%
BJ’s Restaurants, Inc. *	15,690	555,897
Cheesecake Factory, Inc. (The) *	25,900	794,094
Chipotle Mexican Grill, Inc. *	2,170	461,472
Country Style Cooking Restaurant Chain Co., Ltd. ADR-CN*	16,610	382,030
Panera Bread Co., Class A *	13,670	1,383,541

		3,577,034

Information Technology Services 1.6%
Cardtronics, Inc. *	34,560	611,712
hiSoft Technology International Ltd. ADR-CN*	9,560	288,712
iGate Corp.	29,880	588,935
Sapient Corp.	41,710	504,691
Syntel, Inc.	9,350	446,836

		2,440,886

Internet & Catalog Retail 0.5%
Blue Nile, Inc. *	7,300	416,538
E-commerce China Dangdang Inc. ADR-CN*	9,990	270,429

		686,967

Internet Software & Services 5.2%
Ancestry.com, Inc. *	16,480	466,714
Constant Contact, Inc. *	57,050	1,767,979
DealerTrack Holdings, Inc. *	88,200	1,770,174
Dice Holdings, Inc. *	56,300	807,905
Digital River, Inc. *	13,230	455,377
IntraLinks Holdings, Inc. *	36,500	682,915
LogMeIn, Inc. *	17,530	777,280
SINA Corp. *	13,880	955,221
WebMD Health Corp. *	9,110	465,157

		8,148,722

Life Sciences Tools & Services 2.1%
Bruker Corp. *	62,580	1,038,828
Pacific Biosciences of California, Inc. *	32,440	516,120
PerkinElmer, Inc.	65,700	1,696,374

		3,251,322

Common Stocks (continued)

	Shares	Market Value

Machinery 7.7%
Actuant Corp., Class A	8,560	$227,867
Gardner Denver, Inc.	40,250	2,770,005
Graco, Inc.	68,220	2,691,279
Lindsay Corp.	7,620	452,857
Middleby Corp. *	10,420	879,656
Nordson Corp.	11,600	1,065,808
WABCO Holdings, Inc. *	22,650	1,380,064
Wabtec Corp.	48,650	2,573,099

		12,040,635

Media 0.9%
Imax Corp. *	36,610	1,026,911
Valassis Communications, Inc. *	13,340	431,549

		1,458,460

Metals & Mining 1.9%
Allied Nevada Gold Corp. *	26,980	709,844
Globe Specialty Metals, Inc.	43,220	738,630
Schnitzer Steel Industries, Inc., Class A	13,930	924,813
Silver Standard Resources, Inc. *	18,120	511,346

		2,884,633

Oil, Gas & Consumable Fuels 0.9%
Brigham Exploration Co. *	29,760	810,662
Oasis Petroleum, Inc. *	23,020	624,303

		1,434,965

Personal Products 0.7%
Elizabeth Arden, Inc. *	25,580	588,596
Nu Skin Enterprises, Inc., Class A	14,270	431,810

		1,020,406

Pharmaceuticals 1.1%
Nektar Therapeutics *	26,020	334,357
Salix Pharmaceuticals Ltd. *	30,210	1,418,662

		1,753,019

Professional Services 2.1%
Acacia Research Corp. *	42,300	1,097,262
CoStar Group, Inc. *	25,100	1,444,756
TrueBlue, Inc. *	41,380	744,426

		3,286,444

Real Estate Management & Development 0.6%
Jones Lang LaSalle, Inc.	11,250	944,100

Road & Rail 0.7%
J.B. Hunt Transport Services, Inc.	27,850	1,136,558

Semiconductors & Semiconductor Equipment 5.7%
Atheros Communications, Inc. *	20,540	737,797
Cavium Networks, Inc. *	47,200	1,778,496
Cypress Semiconductor Corp. *	54,520	1,012,982
Inphi Corp. *	7,310	146,858
Netlogic Microsystems, Inc. *	36,400	1,143,324
OmniVision Technologies, Inc. *	33,600	994,896
Semtech Corp. *	53,500	1,211,240
Silicon Laboratories, Inc. *	10,360	476,767

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc. *	47,450	$1,358,493

		8,860,853

Software 10.4%
BroadSoft, Inc. *	18,200	434,616
CommVault Systems, Inc. *	34,800	995,976
Concur Technologies, Inc. *	28,760	1,493,507
FactSet Research Systems, Inc.	16,575	1,554,072
Fortinet, Inc. *	20,900	676,115
Informatica Corp. *	21,790	959,414
Longtop Financial Technologies Ltd. ADR-CN*	11,140	403,045
MICROS Systems, Inc. *	52,250	2,291,685
Radiant Systems, Inc. *	44,870	878,106
RealD, Inc. *	7,800	202,176
RealPage, Inc. *	17,580	543,749
Rosetta Stone, Inc. *	39,684	842,094
SS&C Technologies Holdings, Inc. *	16,230	332,877
SuccessFactors, Inc. *	31,260	905,290
Synchronoss Technologies, Inc. *	63,060	1,684,333
TIBCO Software, Inc. *	47,280	931,889
Ultimate Software Group, Inc. *	10,120	492,135
VanceInfo Technologies, Inc ADR-CN*	16,500	569,910

		16,190,989

Specialty Retail 4.0%
Monro Muffler Brake, Inc.	31,310	1,083,013
O’Reilly Automotive, Inc. *	14,000	845,880
Tractor Supply Co.	21,480	1,041,565
Ulta Salon, Cosmetics & Fragrance, Inc. *	27,020	918,680
Vitamin Shoppe, Inc. *	15,740	529,493
Zumiez, Inc. *	67,510	1,813,994

		6,232,625

Textiles, Apparel & Luxury Goods 5.0%
Columbia Sportswear Co.	24,300	1,465,290
G-III Apparel Group Ltd. *	20,850	732,877
Lululemon Athletica, Inc. *	17,580	1,202,824
Steven Madden Ltd. *	25,730	1,073,456
Under Armour, Inc., Class A *	51,000	2,796,840
Vera Bradley, Inc. *	15,950	526,350

		7,797,637

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors 1.3%
TAL International Group, Inc.	26,190	$808,485
Titan Machinery, Inc. *	22,800	440,040
WESCO International, Inc. *	14,990	791,472

		2,039,997

Wireless Telecommunication Services 0.5%
SBA Communications Corp., Class A *	17,640	722,182

Total Common Stocks (cost $122,308,105)		153,103,366

Mutual Fund 2.7%
Money Market Fund 2.7%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (a)	4,217,366	4,217,366

Total Mutual Fund (cost $4,217,366)		4,217,366

Total Investments (cost $126,525,471) (b) — 101.1%		157,320,732
Liabilities in excess of other assets — (1.1)%		(1,718,234)

NET ASSETS — 100.0%		$155,602,498

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CN	China

Ltd.	Limited

NV	Public Traded Company

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Multi-Manager Small Cap Growth Fund
Assets:
Investments, at value (cost $126,525,471)	$157,320,732
Cash	187
Dividends receivable	9,432
Receivable for investments sold	328,718
Receivable for capital shares issued	270,546
Prepaid expenses	243

Total Assets	157,929,858

Liabilities:
Payable for investments purchased	1,972,354
Payable for capital shares redeemed	126,825
Accrued expenses and other payables:
Investment advisory fees	121,408
Fund administration fees	11,051
Distribution fees	3,427
Administrative servicing fees	60,688
Accounting and transfer agent fees	1,719
Trustee fees	1,488
Custodian fees	381
Compliance program costs (Note 3)	88
Professional fees	11,868
Printing fees	14,164
Other	1,899

Total Liabilities	2,327,360

Net Assets	$155,602,498

Represented by:
Capital	$152,447,175
Accumulated net realized losses from investment transactions	(27,639,938)
Net unrealized appreciation/(depreciation) from investments	30,795,261

Net Assets	$155,602,498

Net Assets:
Class I Shares	$58,023,723
Class II Shares	17,719,132
Class III Shares	543,205
Class Y Shares	79,316,438

Total	$155,602,498

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,761,493
Class II Shares	1,173,466
Class III Shares	35,392
Class Y Shares	5,117,728

Total	10,088,079

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.43
Class II Shares	$15.10
Class III Shares	$15.35
Class Y Shares	$15.50

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Statement of Operations

For the Year Ended December 31, 2010

NVIT Multi-Manager Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$341,577
Foreign tax withholding	(3,492)

Total Income	338,085

EXPENSES:
Investment advisory fees	1,035,665
Fund administration fees	93,717
Distribution fees Class II Shares	33,185
Administrative servicing fees Class I Shares	74,462
Administrative servicing fees Class II Shares	19,911
Administrative servicing fees Class III Shares	407
Professional fees	20,954
Printing fees	1,597
Trustee fees	4,221
Custodian fees	5,768
Accounting and transfer agent fees	1,994
Compliance program costs (Note 3)	251
Other	7,567

Total expenses before earnings credit	1,299,699
Earnings credit (Note 5)	(81)

Net Expenses	1,299,618

NET INVESTMENT LOSS	(961,533)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	15,027,113
Net change in unrealized appreciation/(depreciation) from investments	13,964,370

Net realized/unrealized gains from investments	28,991,483

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$28,029,950

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment loss	$(961,533)	$(771,530)
Net realized gains/(losses) from investment transactions	15,027,113	(8,613,277)
Net change in unrealized appreciation from investments	13,964,370	29,033,495

Change in net assets resulting from operations	28,029,950	19,648,688

Distributions to Shareholders From:
Change in net assets from shareholders distributions	–	–

Change in net assets from capital transactions	33,553,825	7,713,514

Change in net assets	61,583,775	27,362,202

Net Assets:
Beginning of year	94,018,723	66,656,521

End of year	$155,602,498	$94,018,723

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,704,940	$11,288,075
Dividends reinvested	–	–
Cost of shares redeemed	(10,524,734)	(18,648,525)

Total Class I	(3,819,794)	(7,360,450)

Class II Shares
Proceeds from shares issued	4,033,129	1,641,838
Dividends reinvested	–	–
Cost of shares redeemed	(2,618,490)	(1,987,873)

Total Class II	1,414,639	(346,035)

Class III Shares
Proceeds from shares issued	367,088	129,899
Dividends reinvested	–	–
Cost of shares redeemed	(146,015)	(197,078)

Total Class III	221,073	(67,179)

Class Y Shares
Proceeds from shares issued	38,083,987	17,845,777
Dividends reinvested	–	–
Cost of shares redeemed	(2,346,080)	(2,358,599)

Total Class Y	35,737,907	15,487,178

Change in net assets from capital transactions	$33,553,825	$7,713,514

SHARE TRANSACTIONS:
Class I Shares
Issued	471,631	1,193,778
Reinvested	–	–
Redeemed	(811,322)	(1,955,143)

Total Class I Shares	(339,691)	(761,365)

Amounts designated as “–” are zero or have been rounded to zero.

2010 Annual Report	15

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Class II Shares
Issued	286,870	166,761
Reinvested	–	–
Redeemed	(208,888)	(207,296)

Total Class II Shares	77,982	(40,535)

Class III Shares
Issued	25,410	12,979
Reinvested	–	–
Redeemed	(10,335)	(18,518)

Total Class III Shares	15,075	(5,539)

Class Y Shares
Issued	2,856,506	1,740,216
Reinvested	–	–
Redeemed	(176,837)	(205,904)

Total Class Y Shares	2,679,669	1,534,312

Total change in shares	2,433,035	726,873

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Loss to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$12.30	(0.12)	3.25	3.13	–	–	$15.43	25.45%		$58,023,723	1.22%	(0.93%	)	1.22%	101.39%
Year Ended December 31, 2009 (e)	$9.65	(0.10)	2.75	2.65	–	–	$12.30	27.46%		$50,456,742	1.28%	(1.02%	)	1.28%	115.90%
Year Ended December 31, 2008	$18.01	(0.08)	(8.28)	(8.36)	–	–	$9.65	(46.42%	)	$46,899,774	1.26%	(0.50%	)	1.26%	103.33%
Year Ended December 31, 2007	$16.41	(0.16)	1.76	1.60	–	–	$18.01	9.75%		$108,218,694	1.22%	(0.83%	)	1.22%	63.09%
Year Ended December 31, 2006	$15.90	(0.14)	0.65	0.51	–	–	$16.41	3.21%		$123,771,355	1.25%	(0.81%	)	1.25%	58.45%

Class II Shares
Year Ended December 31, 2010 (e)	$12.07	(0.15)	3.18	3.03	–	–	$15.10	25.10%		$17,719,132	1.47%	(1.18%	)	1.47%	101.39%
Year Ended December 31, 2009 (e)	$9.49	(0.13)	2.71	2.58	–	–	$12.07	27.19%		$13,225,952	1.53%	(1.28%	)	1.53%	115.90%
Year Ended December 31, 2008	$17.75	(0.14)	(8.12)	(8.26)	–	–	$9.49	(46.54%	)	$10,778,869	1.52%	(0.78%	)	1.52%	103.33%
Year Ended December 31, 2007	$16.21	(0.13)	1.67	1.54	–	–	$17.75	9.50%		$31,237,254	1.47%	(1.07%	)	1.47%	63.09%
Year Ended December 31, 2006	$15.74	(0.18)	0.65	0.47	–	–	$16.21	2.99%		$19,047,491	1.51%	(1.07%	)	1.51%	58.45%

Class III Shares
Year Ended December 31, 2010 (e)	$12.24	(0.12)	3.23	3.11	–	–	$15.35	25.41%		$543,205	1.22%	(0.92%	)	1.22%	101.39%
Year Ended December 31, 2009 (e)	$9.59	(0.10)	2.75	2.65	–	–	$12.24	27.63%		$248,694	1.28%	(1.04%	)	1.28%	115.90%
Year Ended December 31, 2008	$17.91	(0.08)	(8.24)	(8.32)	–	–	$9.59	(46.45%	)	$248,071	1.24%	(0.50%	)	1.24%	103.33%
Year Ended December 31, 2007	$16.31	(0.15)	1.75	1.60	–	–	$17.91	9.81%		$612,597	1.20%	(0.80%	)	1.20%	63.09%
Year Ended December 31, 2006	$15.80	(0.16)	0.67	0.51	–	–	$16.31	3.23%		$666,901	1.24%	(0.80%	)	1.24%	58.45%

Class Y Shares
Year Ended December 31, 2010 (e)	$12.34	(0.10)	3.26	3.16	–	–	$15.50	25.61%		$79,316,438	1.07%	(0.75%	)	1.07%	101.39%
Year Ended December 31, 2009 (e)	$9.66	(0.09)	2.77	2.68	–	–	$12.34	27.74%		$30,087,335	1.12%	(0.88%	)	1.12%	115.90%
Period Ended December 31, 2008 (f)	$14.36	–	(4.70)	(4.70)	–	–	$9.66	(32.73%	)	$8,729,807	1.20%	(0.09%	)	1.20%	103.33%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	There were no fee reductions during the period.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held only by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees

18	Annual Report 2010

(the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of each Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$153,103,366	$—	$—	$153,103,366
Mutual Fund	4,217,366	—	—	4,217,366
Total	$157,320,732	$—	$—	$157,320,732

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*See Statement of Investments for Identification of securities by type and industry classification.

For the year ended December 31, 2010 there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with the policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisors of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Waddell & Reed Investment Management Company
Oppenheimer Funds, Inc.

20	Annual Report 2010

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below:

Fee Schedule	Advisory Fee (annual rate)
All assets	0.95%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the subadvisers. NFA paid the subadvisers $652,135 for the year ended December 31, 2010.

Beginning May 1, 2010, the Trust and NFA have entered into a written Expense Limitation Agreement, that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 1.13% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the Fund had no cumulative potential reimbursements.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced Fund, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II and Class III shares of the Fund.

For the year ended December 31, 2010, NFS received $94,780 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $251.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions of Class III shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A

22	Annual Report 2010

separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $157.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $151.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $141,673,650 and sales of $105,832,392 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$—	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$—	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(27,351,754)	$30,507,077	$3,155,323

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$126,813,655	$32,913,477	$(2,406,400)	$30,507,077

24	Annual Report 2010

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$11,193,836	2016
$16,157,918	2017

2010 Annual Report	25

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

26	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

28	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	29

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30	Annual Report 2010

NVIT Multi-Manager Small Cap Value Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

10	Statement of Investments

18	Statement of Assets and Liabilities

20	Statement of Operations

21	Statements of Changes in Net Assets

23	Financial Highlights

24	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Supplemental Information

36	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-SCV (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in stocks of small companies.

Value funds may underperform other funds that use different investing styles.

The Fund may purchase securities in initial public offerings (IPOs), which can be very volatile and carry high transaction costs.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government

2	Annual Report 2010

bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc.; Epoch Investment Partners, Inc.; or JPMorgan Investment Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc.; Epoch Investment Partners, Inc.; or JPMorgan Investment Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Multi-Manager Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Multi-Manager Small Cap Value Fund (Class I at NAV) returned 26.60% versus 24.50% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 149 funds as of December 31, 2010) was 26.42% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s positions in the industrials, consumer staples and telecommunications services sectors contributed to relative Fund performance during the reporting period.

Industrials sector Fund holding Gibraltar Industries, Inc., a provider of residential and commercial building products and processed metal products, was a strong contributor to Fund performance. Within industrials, the Fund added a number of attractively valued companies throughout the reporting period that were a bit more exposed to a cyclical upswing, thus moving from an underweight to an overweight position.

Fund holdings in the consumer staples sector also helped relative Fund performance. Fund holding Corn Products International, Inc., a corn refiner and supplier of food ingredients and industrial products derived from corn and other starch-based materials, was a strong performer for the Fund.

Fund holding and telecommunications services firm Syniverse Holdings, Inc., an enabler of wireless voice and data services, agreed to be bought out by private equity fund The Carlyle Group, L.P., at a significant premium, and this contributed to Fund performance.

Holdings in other sectors also aided relative Fund performance. Approach Resources, Inc., an oil and gas exploration and production company, was a performance leader in the energy sector. The company raised its energy reserves significantly due to the expiration of an unprofitable contract and the addition of more acreage in an oil-rich shale formation. Information technology sector holding, Solera Holdings, Inc., a provider of software and services to the automobile insurance claims processing industry outperformed. Solera Holdings’ business has continued to expand internationally with revenue growth in Latin America and Europe. Among the Fund’s consumer discretionary holdings, a primary contributor to Fund performance was specialty retailer Tractor Supply Co., which witnessed improved spending from its customers and higher profit margins due to the implementation of pricing optimization systems.

What areas of investment detracted from Fund performance?

The Fund’s positions in the materials, consumer discretionary and health-care sectors detracted most from relative Fund performance during the reporting period.

Materials Fund holding Hecla Mining Co., a provider of silver, gold, lead and zinc, detracted from relative Fund performance.

In the consumer discretionary sector, relative Fund performance was hurt by the Fund’s overweight position in Service Corporation International, a provider of death-care products and services. The Fund’s lack of exposure to Dillards, Inc., an apparel and home furnishings retailer, hampered relative Fund performance.

The Fund’s overweight position in the health-care sector also detracted from relative Fund performance.

Another detracting Fund holding was Shenandoah Telecommunications Co., a diversified telecommunications firm. The company experienced rising losses in its cable TV business amid costs to retain and attract customers, as well as expenses related to acquisitions.

What was the impact of investments in derivatives on Fund performance?

The Fund is not invested in derivatives. The portfolio, however, holds a minor position (usually less than 5% of the portfolio) in benchmark index futures to hedge cash exposure, so that the Fund is fully invested. The impact of the derivatives on Fund performance was negligible during the reporting period.

What is your outlook for the near term?

It is our belief that the recent trend of an improving economy and investor confidence will continue in

2010 Annual Report	5

NVIT Multi-Manager Small Cap Value Fund (Continued)

2011. We expect the trend to contribute to a more favorable environment for the Fund, which targets anomalies in momentum. The improved health of the corporate sector, with companies beating analysts’ earnings expectations, can be a positive catalyst to the momentum factor as well.

Specific to the valuation factor, we have begun to see increasing efficacy of free cash flow-based valuation metrics. This is attributed to a recent trend in which corporations have abundant cash and are looking to spend through acquisitions, and free cash flow is something they often target.

We believe that business valuation levels may revert to their historical norms over time, but we recognize that the path toward this may entail continued volatility as remaining economic and policy issues are addressed.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Jason Kotik, CFA and Michael Manzo, CFA

Subadviser:

Epoch Investment Partners, Inc.

Portfolio Managers:

David N. Pearl, William W. Priest and Michael A. Welhoelter, CFA

Subadviser:

JPMorgan Investment Management Inc.

Portfolio Managers:

Christopher T. Blum, CFA and Dennis S. Ruhl, CFA

6	Annual Report 2010

Fund Performance	NVIT Multi-Manager Small Cap Value Fund

Average Annual Total Return1

For periods ended December 31, 2010

	1 Yr.	5 Yr.	10 Yr.
Class I2	26.60%	3.44%	7.69%
Class II3	26.47%	3.20%	7.45%
Class III[3]	26.57%	3.44%	7.71%
Class IV3	26.61%	3.44%	7.70%
Class Y3	26.87%	3.53%	7.74%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]

These returns until the creation of the Class II shares (May 6, 2002), Class III shares (May 3, 2002), Class IV shares (April 28, 2003) and Class Y shares (March 27, 2008) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III, Class IV and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than to apply Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Expense Ratios

Expense Ratio*
Class I	1.17%
Class II	1.42%
Class III	1.17%
Class IV	1.17%
Class Y	1.02%
*	Current effective prospectus dated May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Multi-Manager Small Cap Value Fund versus performance of the Russell 2000 Value Index (Russell 2000 Value)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 2000 Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Multi-Manager Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Multi-Manager Small Cap Value Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,282.70	6.44	1.12
	Hypothetical	[b]	1,000.00	1,019.56	5.70	1.12
Class II Shares	Actual		1,000.00	1,282.40	7.88	1.37
	Hypothetical	[b]	1,000.00	1,018.30	6.97	1.37
Class III Shares	Actual		1,000.00	1,282.30	6.44	1.12
	Hypothetical	[b]	1,000.00	1,019.56	5.70	1.12
Class IV Shares	Actual		1,000.00	1,282.80	6.44	1.12
	Hypothetical	[b]	1,000.00	1,019.56	5.70	1.12
Class Y Shares	Actual		1,000.00	1,285.00	5.59	0.97
	Hypothetical	[b]	1,000.00	1,020.32	4.94	0.97

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Multi-Manager Small Cap Value Fund

Asset Allocation
Common Stocks	96.5%
Repurchase Agreements	4.9%
Mutual Fund	3.4%
U.S. Government Sponsored & Agency Obligation	0.1%
Liabilities in excess of other assets	(4.9)%

100.0%

Top Industries †
Commercial Banks	8.6%
Machinery	6.0%
Real Estate Investment Trusts (REITs)	4.8%
Specialty Retail	4.6%
Insurance	4.0%
Thrifts & Mortgage Finance	3.3%
Oil, Gas & Consumable Fuels	3.2%
Health Care Equipment & Supplies	3.1%
Health Care Providers & Services	2.8%
Energy Equipment & Services	2.6%
Other Industries *	57.0%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	3.2%
Kennametal, Inc.	1.1%
Gibraltar Industries, Inc.	1.1%
Washington Federal, Inc.	1.0%
Berry Petroleum Co., Class A	1.0%
Harsco Corp.	1.0%
CapitalSource, Inc.	1.0%
Wintrust Financial Corp.	0.9%
Wabtec Corp.	0.9%
Tellabs, Inc.	0.8%
Other Holdings *	88.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Multi-Manager Small Cap Value Fund

Common Stocks 96.5%

	Shares	Market Value

Aerospace & Defense 2.3%
BE Aerospace, Inc.*	49,800	$1,844,094
Ceradyne, Inc.*	5,000	157,650
Curtiss-Wright Corp.	45,600	1,513,920
Ducommun, Inc. (a)	5,800	126,324
Esterline Technologies Corp.*	24,000	1,646,160
Hexcel Corp.*	68,490	1,238,984
LMI Aerospace, Inc.*	5,000	79,950
Moog, Inc., Class A	2,075	82,585
Triumph Group, Inc.	15,200	1,359,032

		8,048,699

Air Freight & Logistics 0.6%
Atlas Air Worldwide Holdings, Inc.*	15,700	876,531
Pacer International, Inc.*	22,700	155,268
UTi Worldwide, Inc.	56,060	1,188,472

		2,220,271

Airlines 0.6%
AirTran Holdings, Inc.*	8,300	61,337
Alaska Air Group, Inc.*	7,100	402,499
Hawaiian Holdings, Inc.*	36,000	282,240
JetBlue Airways Corp.*	34,200	226,062
Pinnacle Airlines Corp.*	4,800	37,920
Republic Airways Holdings, Inc.*	75,500	552,660
United Continental Holdings, Inc.*	3,500	83,370
US Airways Group, Inc.*	55,300	553,553

		2,199,641

Auto Components 1.4%
Dana Holding Corp.*	66,800	1,149,628
Drew Industries, Inc. (a)	117,600	2,671,872
Federal-Mogul Corp.*	49,150	1,014,947
Superior Industries International, Inc.	9,200	195,224

		5,031,671

Beverages 0.0%†
MGP Ingredients, Inc. (a)	1,900	20,976

Biotechnology 1.2%
Alkermes, Inc.*	162,711	1,998,091
ARIAD Pharmaceuticals, Inc.*	16,600	84,660
Celera Corp.*	3,700	23,310
Emergent Biosolutions, Inc.*	6,100	143,106
Halozyme Therapeutics, Inc. *	3,500	27,720
Incyte Corp Ltd.*	9,200	152,352
Lexicon Pharmaceuticals, Inc.* (a)	106,000	152,640
Martek Biosciences Corp.*	26,900	841,970
Pharmasset, Inc.*	1,800	78,138
Tengion, Inc.*	12,100	30,734
Transcept Pharmaceuticals, Inc.* (a)	2,600	19,240
United Therapeutics Corp.*	11,600	733,352

		4,285,313

Common Stocks (continued)

	Shares	Market Value

Building Products 2.2%
A.O. Smith Corp.	19,500	$742,560
Armstrong World Industries, Inc.	32,650	1,403,950
Gibraltar Industries, Inc.* (a)	291,636	3,957,501
Quanex Building Products Corp.	7,000	132,790
Simpson Manufacturing Co., Inc.	48,450	1,497,589
Trex Co., Inc.* (a)	1,600	38,336

		7,772,726

Capital Markets 1.5%
American Capital Ltd.*	55,100	416,556
Artio Global Investors, Inc.	8,900	131,275
BGC Partners, Inc., Class A (a)	53,600	445,416
BlackRock Kelso Capital Corp.	8,323	92,052
Duff & Phelps Corp., Class A	71,039	1,197,718
GFI Group, Inc.	13,800	64,722
Gladstone Capital Corp. (a)	7,200	82,944
Knight Capital Group, Inc., Class A*	22,700	313,033
LaBranche & Co., Inc.*	37,000	133,200
MCG Capital Corp. (a)	46,572	324,607
Oppenheimer Holdings, Inc., Class A (a)	2,500	65,525
Penson Worldwide, Inc.* (a)	10,550	51,589
Prospect Capital Corp. (a)	63,645	687,366
Sanders Morris Harris Group, Inc. (a)	6,900	50,025
TICC Capital Corp. (a)	6,433	72,114
Waddell & Reed Financial, Inc., Class A	32,800	1,157,512

		5,285,654

Chemicals 2.7%
A. Schulman, Inc. (a)	5,900	135,051
H.B. Fuller Co.	15,300	313,956
Innophos Holdings, Inc.	7,400	266,992
Koppers Holdings, Inc.	3,800	135,964
Kraton Performance Polymers, Inc.*	12,700	393,065
Methanex Corp.	59,348	1,804,179
Minerals Technologies, Inc.	2,800	183,148
Nalco Holding Co.	54,350	1,735,939
Olin Corp.	4,300	88,236
OM Group, Inc.*	7,100	273,421
PolyOne Corp.* (a)	30,800	384,692
Rockwood Holdings, Inc.*	7,300	285,576
Solutia, Inc.*	18,100	417,748
Spartech Corp.*	17,000	159,120
Valspar Corp.	81,620	2,814,258

		9,391,345

Commercial Banks 9.1%
1st Source Corp. (a)	2,600	52,624
1st United Bancorp, Inc.*	2,200	15,202
Alliance Financial Corp. (a)	2,500	80,875
American National Bankshares, Inc. (a)	500	11,775
Banco Latinoamericano de Comercio Exterior SA, Class E	9,400	173,524
Bank of the Ozarks, Inc. (a)	65,940	2,858,499

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Boston Private Financial Holdings, Inc. (a)	20,600	$134,930
Camden National Corp.	1,800	65,214
Canadian Western Bank	97,500	2,780,952
CapitalSource, Inc.	512,387	3,637,948
Cathay General Bancorp	13,900	232,130
Chemical Financial Corp.	5,455	120,828
Citizens & Northern Corp.	5,900	87,674
Citizens Republic Bancorp, Inc.*	706,147	434,280
City Holding Co. (a)	10,800	391,284
CNB Financial Corp.	1,600	23,696
Columbia Banking System, Inc.	6,430	135,416
Community Bank System, Inc.	6,100	169,397
Community Trust Bancorp, Inc. (a)	44,370	1,284,955
CVB Financial Corp. (a)	66,700	578,289
East West Bancorp, Inc.	9,100	177,905
Enterprise Financial Services Corp. (a)	4,500	47,070
Financial Institutions, Inc.	5,300	100,541
First Bancorp, Inc.	800	12,632
First Bancorp, North Carolina (a)	2,600	39,806
First Bancorp, Puerto Rico* (a)	8,254	3,797
First Busey Corp. (a)	18,300	86,010
First Commonwealth Financial Corp.	134,600	952,968
First Community Bancshares, Inc. (a)	12,900	192,726
First Financial Bancorp	29,300	541,464
First Financial Corp.	3,700	130,018
First Interstate BancSystem, Inc.	1,900	28,956
First Merchants Corp.	11,000	97,460
First of Long Island Corp. (The)	1,800	52,038
FirstMerit Corp.	13,885	274,784
FNB Corp.	43,500	427,170
German American Bancorp, Inc. (a)	1,800	33,147
Heartland Financial USA, Inc.	2,500	43,650
Hudson Valley Holding Corp.	2,826	69,972
IBERIABANK Corp.	5,200	307,476
Independent Bank Corp. (a)	10,600	286,730
Investors Bancorp, Inc.*	86,250	1,131,600
Lakeland Bancorp, Inc. (a)	14,400	157,968
Lakeland Financial Corp.	5,700	122,322
MainSource Financial Group, Inc.	16,700	173,847
Merchants Bancshares, Inc.	3,200	88,192
MidWestOne Financial Group, Inc. (a)	600	9,066
National Penn Bancshares, Inc.	26,545	213,156
NBT Bancorp, Inc.	9,300	224,595
Orrstown Financial Services, Inc.	4,300	117,863
PacWest Bancorp	9,400	200,972
Park National Corp.	2,500	181,675
Peoples Bancorp, Inc. (a)	5,900	92,335
Porter Bancorp, Inc.	661	6,815
Renasant Corp. (a)	11,600	196,156
Republic Bancorp, Inc., Class A (a)	4,055	96,306
S&T Bancorp, Inc.	5,500	124,245
SCBT Financial Corp.	1,400	45,850

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Sierra Bancorp (a)	18,600	$199,578
Simmons First National Corp., Class A (a)	26,408	752,628
Southside Bancshares, Inc. (a)	6,829	143,887
Southwest Bancorp, Inc.*	20,200	250,480
State Bancorp, Inc.	4,300	39,775
StellarOne Corp. (a)	8,300	120,682
Sterling Bancshares, Inc. (a)	18,700	131,274
Suffolk Bancorp (a)	2,100	51,828
Susquehanna Bancshares, Inc. (a)	29,600	286,528
SVB Financial Group*	6,000	318,300
SY Bancorp, Inc.	3,500	85,925
Texas Capital Bancshares, Inc.*	85,550	1,819,649
Tompkins Financial Corp.	2,900	113,564
Trico Bancshares	300	4,845
Trustmark Corp. (a)	8,700	216,108
UMB Financial Corp.	30,500	1,263,310
United Bankshares, Inc. (a)	3,200	93,440
United Community Banks, Inc.*	168,063	327,723
Univest Corp. of Pennsylvania (a)	94,400	1,809,648
Washington Trust Bancorp, Inc. (a)	4,100	89,708
WesBanco, Inc.	7,500	142,200
West Bancorp, Inc. (a)	11,200	87,248
Wintrust Financial Corp.	98,040	3,238,261

		31,945,364

Commercial Services & Supplies 1.0%
ABM Industries, Inc.	4,000	105,200
ACCO Brands Corp.*	16,600	141,432
Clean Harbors, Inc.*	18,464	1,552,453
Deluxe Corp.	38,900	895,478
Knoll, Inc.	12,200	204,106
Metalico, Inc.* (a)	24,300	142,884
Team, Inc.*	6,600	159,720
United Stationers, Inc.*	3,700	236,097

		3,437,370

Communications Equipment 1.7%
Arris Group, Inc.*	24,836	278,660
Black Box Corp.	5,400	206,766
Digi International, Inc.*	9,900	109,890
Harmonic, Inc.*	223,410	1,914,624
Oplink Communications, Inc.*	5,100	94,197
Plantronics, Inc. (a)	5,800	215,876
Symmetricom, Inc.*	19,600	138,964
Tekelec*	9,400	111,954
Tellabs, Inc.	445,580	3,021,032

		6,091,963

Computers & Peripherals 0.0%†
Imation Corp.*	11,400	117,534

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering 0.5%
EMCOR Group, Inc.*	35,400	$1,025,892
MasTec, Inc.*	46,400	676,976

		1,702,868

Consumer Finance 0.7%
Advance America Cash Advance Centers, Inc.	11,200	63,168
Cash America International, Inc.	17,000	627,810
CompuCredit Holdings Corp.* (a)	11,347	79,202
Dollar Financial Corp.*	16,823	481,643
Nelnet, Inc., Class A	21,100	499,859
Netspend Holdings, Inc.* (a)	7,000	89,740
World Acceptance Corp.*	12,900	681,120

		2,522,542

Containers & Packaging 0.7%
Boise, Inc.	30,500	241,865
Myers Industries, Inc.	7,400	72,076
Rock-Tenn Co., Class A	11,600	625,820
Silgan Holdings, Inc. (a)	46,270	1,656,929

		2,596,690

Distributors 0.1%
Core-Mark Holding Co., Inc.*	6,800	242,012

Diversified Consumer Services 0.5%
Mac-Gray Corp.	5,400	80,730
Service Corp. International	152,730	1,260,023
Stewart Enterprises, Inc., Class A (a)	34,000	227,460

		1,568,213

Diversified Financial Services 0.4%
Encore Capital Group, Inc.*	8,900	208,705
Marlin Business Services Corp.*	2,500	31,625
PHH Corp.* (a)	57,100	1,321,865

		1,562,195

Diversified Telecommunication Services 0.4%
Consolidated Communications
Holdings, Inc.	37,000	714,100
Premiere Global Services, Inc.*	83,200	565,760

		1,279,860

Electric Utilities 2.0%
Central Vermont Public Service Corp.	4,400	96,184
Cleco Corp.	13,400	412,184
DPL, Inc.	61,490	1,580,908
El Paso Electric Co.*	17,900	492,787
IDACORP, Inc.	22,300	824,654
MGE Energy, Inc.	5,000	213,800
Portland General Electric Co.	22,400	486,080
UIL Holdings Corp.	5,033	150,789

Common Stocks (continued)

	Shares	Market Value

Electric Utilities (continued)
Unisource Energy Corp.	21,700	$777,728
Westar Energy, Inc.	85,350	2,147,406

		7,182,520

Electrical Equipment 1.2%
Acuity Brands, Inc. (a)	9,500	547,865
Belden, Inc.	2,100	77,322
EnerSys*	21,700	697,004
GrafTech International Ltd.*	33,500	664,640
Regal-Beloit Corp.	8,600	574,136
Woodward Governor Co.	41,400	1,554,984

		4,115,951

Electronic Equipment, Instruments & Components 1.8%
Aeroflex Holding Corp.*	3,600	59,220
Anixter International, Inc.	4,000	238,920
Benchmark Electronics, Inc.*	7,025	127,574
Brightpoint, Inc.*	6,900	60,237
Checkpoint Systems, Inc.*	6,300	129,465
CPI International, Inc.*	5,000	96,750
Daktronics, Inc.	9,900	157,608
DDi Corp.	1,400	16,464
DTS, Inc.*	35,410	1,736,861
Insight Enterprises, Inc.*	9,200	121,072
Littelfuse, Inc. (a)	38,582	1,815,669
Mercury Computer Systems, Inc.*	8,300	152,554
MTS Systems Corp.	13,800	516,948
NAPCO Security Technologies, Inc.*	182,450	326,585
RadiSys Corp.*	3,400	30,260
Spectrum Control, Inc.*	6,600	98,934
SYNNEX Corp.* (a)	10,100	315,120
TTM Technologies, Inc.*	23,100	344,421

		6,344,662

Energy Equipment & Services 2.7%
Cal Dive International, Inc.*	221,410	1,255,395
Complete Production Services, Inc.*	13,400	395,970
Dresser-Rand Group, Inc.*	8,485	361,376
Dril-Quip, Inc.*	9,200	715,024
Global Geophysical Services, Inc.*	300	3,114
Global Industries Ltd.*	23,300	161,469
Gulf Island Fabrication, Inc.	1,300	36,634
Gulfmark Offshore, Inc., Class A*	14,600	443,840
ION Geophysical Corp.* (a)	60,700	514,736
Lufkin Industries, Inc.	4,300	268,277
Newpark Resources, Inc.*	13,500	83,160
RPC, Inc. (a)	8,680	157,282
T-3 Energy Services, Inc.*	4,300	171,269
TETRA Technologies, Inc.*	207,500	2,463,025
Tidewater, Inc.	45,090	2,427,645

		9,458,216

12	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 0.4%
Andersons, Inc. (The)	12,700	$461,645
Fresh Market, Inc. (The)*	3,300	135,960
Nash Finch Co.	7,100	301,821
Pantry, Inc. (The)*	4,900	97,314
Spartan Stores, Inc.	24,300	411,885

		1,408,625

Food Products 1.4%
B&G Foods, Inc.	11,300	155,149
Corn Products International, Inc.	44,600	2,051,600
Dole Food Co., Inc.* (a)	18,800	253,988
Smithfield Foods, Inc.*	75,140	1,550,138
TreeHouse Foods, Inc.*	20,000	1,021,800

		5,032,675

Gas Utilities 0.8%
Chesapeake Utilities Corp.	3,600	149,472
New Jersey Resources Corp. (a)	17,750	765,202
South Jersey Industries, Inc.	6,500	343,330
Southwest Gas Corp.	21,100	773,737
WGL Holdings, Inc.	18,900	676,053

		2,707,794

Health Care Equipment & Supplies 3.3%
Alere, Inc.*	36,130	1,322,358
Cantel Medical Corp.	9,100	212,940
DynaVox, Inc., Class A*	6,600	33,858
GenMark Diagnostics, Inc.*	11,800	48,262
Greatbatch, Inc.* (a)	22,400	540,960
Haemonetics Corp.*	20,860	1,317,935
Hill-Rom Holdings, Inc.	49,200	1,937,004
IRIS International, Inc. *	61,900	633,237
MAKO Surgical Corp. *	68,000	1,034,960
SonoSite, Inc. *	50,450	1,594,220
STERIS Corp.	3,800	138,548
Teleflex, Inc.	49,450	2,660,904

		11,475,186

Health Care Providers & Services 3.0%
Allied Healthcare International, Inc. *	11,100	27,861
AMERIGROUP Corp. *	14,800	650,016
Bio-Reference Labs, Inc. *	75,000	1,663,500
Continucare Corp. *	21,700	101,556
Five Star Quality Care, Inc. *	64,200	453,894
Gentiva Health Services, Inc. *	13,400	356,440
Healthspring, Inc. *	16,800	445,704
Landauer, Inc.	13,920	834,783
LHC Group, Inc. *(a)	86,990	2,609,700
Magellan Health Services, Inc. *	9,500	449,160
Owens & Minor, Inc. (a)	700	20,601
PharMerica Corp. *	29,300	335,485
RehabCare Group, Inc. *	4,600	109,020

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Select Medical Holdings Corp.*	25,100	$183,481
Skilled Healthcare Group, Inc., Class A*	20,700	185,886
Sun Healthcare Group, Inc.*	73,758	933,776
Triple-S Management Corp., Class B*	27,800	530,424
VCA Antech, Inc.*	25,704	598,646

		10,489,933

Hotels, Restaurants & Leisure 2.5%
Bravo Brio Restaurant Group, Inc.*	14,500	277,965
Domino’s Pizza, Inc.*	37,200	593,340
Isle of Capri Casinos, Inc. * (a)	40,900	417,998
Multimedia Games, Inc.*	179,470	1,001,443
P.F. Chang’s China Bistro, Inc. (a)	31,100	1,507,106
Penn National Gaming, Inc.*	48,440	1,702,666
Ruby Tuesday, Inc.*	33,200	433,592
Ruth’s Hospitality Group, Inc.*	9,148	42,355
Shuffle Master, Inc.*	114,121	1,306,685
WMS Industries, Inc.*	31,450	1,422,798

		8,705,948

Household Durables 2.2%
Brookfield Homes Corp.* (a)	3,400	31,960
Ethan Allen Interiors, Inc. (a)	104,100	2,083,041
Helen of Troy Ltd.*	31,300	930,862
Hooker Furniture Corp.	700	9,891
Jarden Corp.	2,272	70,137
KB Home	90,400	1,219,496
La-Z-Boy, Inc.*	1,200	10,824
Ryland Group, Inc.	81,000	1,379,430
Standard Pacific Corp.* (a)	33,200	152,720
Tupperware Brands Corp.	37,524	1,788,769

		7,677,130

Household Products 0.2%
Central Garden and Pet Co., Class A*	26,200	258,856
Spectrum Brands Holdings, Inc.*	13,000	405,210

		664,066

Industrial Conglomerates 0.0%†
Standex International Corp.	3,500	104,685

Information Technology Services 1.1%
Alliance Data Systems Corp.*	8,010	568,950
CIBER, Inc.*	31,500	147,420
CSG Systems International, Inc.*	5,900	111,746
FleetCor Technologies, Inc.*	5,000	154,600
Forrester Research, Inc.	17,019	600,601
Gartner, Inc.*	4,100	136,120
Global Cash Access Holdings, Inc.*	9,000	28,710
Mantech International Corp., Class A*	2,000	82,660
NeuStar, Inc., Class A*	68,750	1,790,937
SRA International, Inc., Class A*	10,600	216,770

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
TeleTech Holdings, Inc.*	3,500	$72,065
Unisys Corp.*	4,900	126,861

		4,037,440

Insurance 4.2%
Alterra Capital Holdings Ltd.	14,500	313,780
American Equity Investment Life Holding Co.	80,500	1,010,275
American Safety Insurance Holdings Ltd.*	1,200	25,656
AMERISAFE, Inc.*	122,740	2,147,950
Amtrust Financial Services, Inc. (a)	15,300	267,750
Argo Group International Holdings Ltd.	2,031	76,061
Arthur J Gallagher & Co.	58,900	1,712,812
Aspen Insurance Holdings Ltd.	74,980	2,145,928
Assured Guaranty Ltd.	24,500	433,650
CNO Financial Group, Inc.*	43,400	294,252
Delphi Financial Group, Inc., Class A	23,675	682,787
Hallmark Financial Services*	5,700	51,870
Hanover Insurance Group, Inc. (The)	52,600	2,457,472
Horace Mann Educators Corp.	1,600	28,864
Meadowbrook Insurance Group, Inc.	21,700	222,425
National Financial Partners Corp.*	56,700	759,780
Navigators Group, Inc. (The)*	2,100	105,735
Old Republic International Corp.	6,600	89,958
Platinum Underwriters Holdings Ltd. (a)	15,300	688,041
ProAssurance Corp.*	2,100	127,260
Selective Insurance Group, Inc.	14,100	255,915
Tower Group, Inc. (a)	1,468	37,551
Validus Holdings Ltd.	32,220	986,254

		14,922,026

Internet & Catalog Retail 0.4%
NutriSystem, Inc. (a)	69,258	1,456,496

Internet Software & Services 0.5%
Digital River, Inc.*	26,716	919,565
EarthLink, Inc.	39,500	339,700
IntraLinks Holdings, Inc.*	9,600	179,616
SciQuest, Inc.*	6,200	80,662
ValueClick, Inc.*	5,300	84,959

		1,604,502

Leisure Equipment & Products 0.2%
JAKKS Pacific, Inc.* (a)	23,600	429,992
RC2 Corp.*	6,100	132,797

		562,789

Life Sciences Tools & Services 0.0%†
Pacific Biosciences of California, Inc.* (a)	6,200	98,642

Machinery 6.3%
Altra Holdings, Inc.*	8,900	176,754
Cascade Corp.	1,000	47,280

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
CIRCOR International, Inc.	4,100	$173,348
Douglas Dynamics, Inc.	81,300	1,231,695
Dynamic Materials Corp. (a)	65,991	1,489,417
EnPro Industries, Inc.*	26,600	1,105,496
FreightCar America, Inc. (a)	83,410	2,413,885
Harsco Corp.	128,894	3,650,278
Kaydon Corp.	10,465	426,135
Kennametal, Inc.	103,059	4,066,708
Mueller Industries, Inc.	52,900	1,729,830
Tennant Co.	1,200	46,092
Terex Corp.*	79,297	2,461,379
Trimas Corp.*	4,212	86,178
Wabtec Corp.	59,670	3,155,946

		22,260,421

Marine 0.3%
Excel Maritime Carriers Ltd.* (a)	118,400	666,592
Horizon Lines, Inc., Class A	46,600	203,642

		870,234

Media 0.3%
Crown Media Holdings, Inc., Class A* (a)	5,500	14,410
Journal Communications, Inc., Class A*	35,400	178,770
LodgeNet Interactive Corp.* (a)	77,900	331,075
Primedia, Inc.	22,800	95,760
Scholastic Corp. (a)	12,300	363,342
Sinclair Broadcast Group, Inc., Class A	16,900	138,242

		1,121,599

Metals & Mining 2.5%
AK Steel Holding Corp.	145,500	2,381,835
Century Aluminum Co.*	4,500	69,885
Coeur d’Alene Mines Corp.* (a)	29,100	795,012
Compass Minerals International, Inc.	27,100	2,419,217
Haynes International, Inc.	33,369	1,395,825
Hecla Mining Co.* (a)	6,000	67,560
Royal Gold, Inc.	3,700	202,131
RTI International Metals, Inc.*	27,150	732,507
Stillwater Mining Co.*	16,200	345,870
Worthington Industries, Inc.	25,800	474,720

		8,884,562

Multi-Utilities 0.9%
CMS Energy Corp.	90,600	1,685,160
Vectren Corp.	64,850	1,645,893

		3,331,053

Multiline Retail 0.0%†
Saks, Inc.*	13,700	146,590

14	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels 3.3%
Approach Resources, Inc.* (a)	80,590	$1,861,629
Berry Petroleum Co., Class A (a)	86,240	3,768,688
Brigham Exploration Co.*	9,700	264,228
Clayton Williams Energy, Inc.*	100	8,397
Cloud Peak Energy, Inc.*	20,200	469,246
CVR Energy, Inc.*	63,800	968,484
DHT Holdings, Inc. (a)	42,600	198,090
Energy Partners Ltd.*	7,800	115,908
EXCO Resources, Inc.	27,500	534,050
Gulfport Energy Corp.*	50,200	1,086,830
Infinity Bio-Energy Ltd.* (b)	155,500	0
Knightsbridge Tankers Ltd. (a)	7,200	160,344
PetroQuest Energy, Inc.* (a)	16,800	126,504
Stone Energy Corp.*	10,600	236,274
Swift Energy Co.*	6,300	246,645
Targa Resources Corp.*	3,200	85,792
USEC, Inc.*	44,500	267,890
VAALCO Energy, Inc.*	17,900	128,164
W&T Offshore, Inc.	35,500	634,385
Warren Resources, Inc.*	26,500	119,780
World Fuel Services Corp.	12,900	466,464

		11,747,792

Paper & Forest Products 0.3%
Buckeye Technologies, Inc. (a)	36,500	766,865
Domtar Corp.	3,000	227,760
Schweitzer-Mauduit International, Inc.	1,300	81,796

		1,076,421

Personal Products 0.1%
Nutraceutical International Corp.*	6,000	85,140
Prestige Brands Holdings, Inc.*	28,300	338,185

		423,325

Pharmaceuticals 1.1%
Endo Pharmaceuticals Holdings, Inc.*	66,854	2,387,356
Par Pharmaceutical Cos., Inc.*	11,000	423,610
ViroPharma, Inc.*	69,300	1,200,276
XenoPort, Inc.*	1,900	16,188

		4,027,430

Professional Services 0.6%
Dolan Co. (The)*	12,000	167,040
GP Strategies Corp.*	8,600	88,064
IHS, Inc., Class A*	24,490	1,968,751

		2,223,855

Real Estate Investment Trusts (REITs) 5.0%
American Campus Communities, Inc.	16,600	527,216
American Capital Agency Corp. (a)	27,900	801,846
Anworth Mortgage Asset Corp.	85,600	599,200
Ashford Hospitality Trust, Inc.*	66,000	636,900

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Associated Estates Realty Corp.	2,600	$39,754
BioMed Realty Trust, Inc.	26,900	501,685
CapLease, Inc.	22,000	128,040
CBL & Associates Properties, Inc. (a)	32,900	575,750
Colonial Properties Trust	15,836	285,840
DCT Industrial Trust, Inc.	50,600	268,686
Developers Diversified Realty Corp.	14,300	201,487
DiamondRock Hospitality Co.*	25,680	308,160
EastGroup Properties, Inc.	5,000	211,600
Education Realty Trust, Inc. (a)	13,400	104,118
Entertainment Properties Trust	8,400	388,500
Equity Lifestyle Properties, Inc.	5,800	324,394
Extra Space Storage, Inc. (a)	8,900	154,860
FelCor Lodging Trust, Inc.*	24,600	173,184
First Industrial Realty Trust, Inc.* (a)	94,500	827,820
Getty Realty Corp. (a)	7,800	243,984
Healthcare Realty Trust, Inc.	46,640	987,369
Hersha Hospitality Trust	44,900	296,340
Home Properties, Inc.	2,500	138,725
Inland Real Estate Corp. (a)	13,400	117,920
Invesco Mortgage Capital, Inc.	8,300	181,272
LaSalle Hotel Properties	9,900	261,360
Lexington Realty Trust	133,383	1,060,395
LTC Properties, Inc.	9,300	261,144
MFA Financial, Inc.	85,300	696,048
Mid-America Apartment Communities, Inc.	5,200	330,148
MPG Office Trust, Inc.* (a)	41,200	113,300
National Retail Properties, Inc.	29,200	773,800
Omega Healthcare Investors, Inc.	18,800	421,872
Parkway Properties, Inc.	30,100	527,352
Pebblebrook Hotel Trust	3,900	79,248
Pennsylvania Real Estate Investment Trust (a)	47,250	686,542
PS Business Parks, Inc.	2,800	156,016
Resource Capital Corp.	19,200	141,696
Sabra Health Care REIT, Inc.	99,358	1,828,187
Saul Centers, Inc. (a)	4,100	194,135
Senior Housing Properties Trust	32,700	717,438
Sun Communities, Inc.	8,400	279,804
Sunstone Hotel Investors, Inc.*	23,805	245,906

		17,799,041

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	18,170	1,524,826

Road & Rail 1.7%
Con-way Inc.	81,330	2,974,238
Genesee & Wyoming, Inc., Class A*	10,261	543,320
Heartland Express, Inc.	9,200	147,384
Kansas City Southern*	39,300	1,880,898
Marten Transport Ltd.	5,900	126,142

2010 Annual Report	15

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Quality Distribution, Inc.* (a)	14,600	$132,714
Swift Transportation Co.*	8,300	103,833

		5,908,529

Semiconductors & Semiconductor Equipment 2.4%
Amkor Technology, Inc.* (a)	18,100	133,759
Entegris, Inc.*	32,138	240,071
FEI Co.*	7,400	195,434
Inphi Corp.*	7,000	140,630
IXYS Corp.*	7,500	87,150
MKS Instruments, Inc.*	8,300	203,267
Photronics, Inc.* (a)	10,100	59,691
PMC-Sierra, Inc.*	26,200	225,058
RF Micro Devices, Inc.*	10,900	80,115
Semtech Corp.*	5,900	133,576
Sigma Designs, Inc.*	14,100	199,797
Silicon Laboratories, Inc.*	25,000	1,150,500
Skyworks Solutions, Inc.*	35,000	1,002,050
Supertex, Inc.*	43,050	1,040,949
Teradyne, Inc.* (a)	168,000	2,358,720
Varian Semiconductor Equipment Associates, Inc.*	28,950	1,070,281
Veeco Instruments, Inc.* (a)	4,800	206,208

		8,527,256

Software 2.5%
Actuate Corp.*	244,050	1,391,085
Advent Software, Inc.* (a)	9,746	564,488
Aspen Technology, Inc.*	13,000	165,100
EPIQ Systems, Inc.	9,500	130,435
JDA Software Group, Inc.*	39,889	1,116,892
Netscout Systems, Inc.*	4,600	105,846
Quest Software, Inc.*	5,200	144,248
RealD Inc.*	400	10,368
S1 Corp.*	169,500	1,169,550
Smith Micro Software, Inc.*	900	14,166
Solera Holdings, Inc.	40,550	2,081,026
Take-Two Interactive Software, Inc.*	93,300	1,141,992
THQ Inc.*	100,428	608,594
TIBCO Software, Inc.*	4,400	86,724

		8,730,514

Specialty Retail 4.8%
Asbury Automotive Group, Inc.*	64,800	1,197,504
Brown Shoe Co., Inc.	9,100	126,763
Cabela’s, Inc.*	59,600	1,296,300
Collective Brands, Inc.*	10,800	227,880
Conn’s, Inc.* (a)	34,724	162,508
Dress Barn, Inc. (The)*	59,100	1,561,422
Express, Inc.	52,963	995,704
Finish Line, Inc. (The), Class A	34,600	594,774
Genesco, Inc.*	5,200	194,948

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Jo-Ann Stores, Inc.*	7,100	$427,562
Jos. A. Bank Clothiers, Inc.*	26,400	1,064,448
Monro Muffler Brake, Inc. (a)	78,750	2,723,963
Rent-A-Center, Inc.	28,600	923,208
Sonic Automotive, Inc., Class A	37,000	489,880
Stage Stores, Inc.	106,950	1,854,513
Talbots, Inc.*	161,900	1,379,388
Tractor Supply Co.	38,200	1,852,318

		17,073,083

Textiles, Apparel & Luxury Goods 2.4%
Carter’s, Inc.*	6,100	180,011
G-III Apparel Group Ltd.*	32,650	1,147,648
Iconix Brand Group, Inc.*	85,750	1,655,833
Maidenform Brands, Inc.*	19,616	466,272
Oxford Industries, Inc. (a)	22,500	576,225
Perry Ellis International, Inc.*	31,850	874,919
Phillips-Van Heusen Corp.	25,280	1,592,893
Warnaco Group, Inc. (The)*	34,300	1,888,901

		8,382,702

Thrifts & Mortgage Finance 3.5%
BankFinancial Corp.	4,900	47,775
Berkshire Hills Bancorp, Inc.	5,800	128,180
Brookline Bancorp, Inc.	102,000	1,106,700
Capitol Federal Financial, Inc.	2,600	30,966
Dime Community Bancshares, Inc.	7,950	115,991
First Niagara Financial Group, Inc.	106,696	1,491,610
Flushing Financial Corp.	6,200	86,800
MGIC Investment Corp.*	18,000	183,420
OceanFirst Financial Corp. (a)	6,600	84,942
Ocwen Financial Corp.* (a)	178,420	1,702,127
PMI Group, Inc. (The)*	51,300	169,290
Provident Financial Services, Inc.	13,400	202,742
Radian Group, Inc.	46,800	377,676
Trustco Bank Corp.	15,800	100,172
ViewPoint Financial Group	91,650	1,071,388
Washington Federal, Inc.	225,620	3,817,490
Westfield Financial, Inc.	145,460	1,345,505
WSFS Financial Corp.	4,300	203,992

		12,266,766

Trading Companies & Distributors 1.6%
Aceto Corp. (a)	151,021	1,359,189
Aircastle Ltd.	18,200	190,190
Applied Industrial Technologies, Inc.	29,050	943,544
Beacon Roofing Supply, Inc.*	131,840	2,355,981
Interline Brands, Inc.*	14,700	334,719
Rush Enterprises, Inc., Class A*	3,700	75,628
United Rentals, Inc.*	17,800	404,950

		5,664,201

16	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Water Utilities 0.1%
American States Water Co.	2,900	$99,963
California Water Service Group	3,700	137,899
York Water Co. (The) (a)	4,500	77,805

		315,667

Wireless Telecommunication Services 0.9%
NTELOS Holdings Corp.	86,115	1,640,491
Shenandoah Telecommunications Co. (a)	67,000	1,254,910
Syniverse Holdings, Inc. *	4,800	148,080
USA Mobility, Inc.	12,100	215,017

		3,258,498

Total Common Stocks (cost $278,237,904)		340,936,558

U.S. Government Sponsored & Agency Obligation 0.1%

	Principal Amount	Market Value

U.S. Treasury Note, 0.75%, 11/30/11(c)	$205,000	$205,809

Total U.S. Government Sponsored & Agency Obligation (cost $205,861)		205,809

Mutual Fund 3.4%

	Shares	Market Value

Money Market Fund 3.4%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (d)	11,974,486	$11,974,486

Total Mutual Fund (cost $11,974,486)		11,974,486

Repurchase Agreements 4.9%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.15%, dated 12/31/10, due 01/03/11, repurchase price $7,164,914, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.09%-6.00%, maturing 04/15/11-12/20/40; total market value $7,308,120. (e)	$7,164,824	$7,164,824

Repurchase Agreements (continued)

	Principal Amount	Market Value

Morgan Stanley, 0.15%, dated 12/31/10, due 01/03/11, repurchase price $10,000,125, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.90%-6.00%, maturing 01/09/12-04/18/36; total market value $10,200,007. (e)	$10,000,000	$10,000,000

Total Repurchase Agreements (cost $17,164,824)		17,164,824

Total Investments (cost $307,583,075) (f) — 104.9%		370,281,677
Liabilities in excess of other assets — (4.9%)		(17,148,551)

NET ASSETS — 100.0%		$353,133,126

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $16,556,487.

(b)	Fair Valued Security.

(c)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

(d)	Represents 7-day effective yield as of December 31, 2010.

(e)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2010, was $17,164,824.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

REIT	Real Estate Investment Trust

SA	Stock Company

At December 31, 2010, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation
38	Russell 2000 Mini Index	03/18/11	$2,972,740	$58,696

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Statement of Assets and Liabilities

December 31, 2010

NVIT Multi-Manager Small Cap Value Fund
Assets:
Investments, at value (cost $290,418,251) *	$353,116,853
Repurchase agreements, at value and cost	17,164,824

Total Investments	370,281,677

Cash	13,291
Interest and dividends receivable	402,011
Security lending income receivable	9,041
Receivable for investments sold	1,458,142
Receivable for capital shares issued	276,638
Prepaid expenses	821

Total Assets	372,441,621

Liabilities:
Payable for investments purchased	1,430,799
Payable for capital shares redeemed	313,945
Payable for variation margin on futures contracts	19,380
Payable upon return of securities loaned (Note 2)	17,164,824
Accrued expenses and other payables:
Investment advisory fees	258,669
Fund administration fees	15,485
Distribution fees	5,900
Administrative servicing fees	47,151
Accounting and transfer agent fees	4,462
Trustee fees	2,139
Custodian fees	1,988
Compliance program costs (Note 3)	301
Professional fees	16,340
Printing fees	24,187
Other	2,925

Total Liabilities	19,308,495

Net Assets	$353,133,126

Represented by:
Capital	$377,671,462
Accumulated undistributed net investment income	1,381,911
Accumulated net realized losses from investment, futures and foreign currency transactions	(88,677,683)
Net unrealized appreciation/(depreciation) from investments	62,698,602
Net unrealized appreciation/(depreciation) from futures (Note 2)	58,696
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	138

Net Assets	$353,133,126

*	Includes value of securities on loan of $16,556,487 (Note 2)

18	Annual Report 2010

NVIT Multi-Manager Small Cap Value Fund
Net Assets:
Class I Shares	$220,041,173
Class II Shares	28,320,389
Class III Shares	1,076,358
Class IV Shares	24,035,927
Class Y Shares	79,659,279

Total	$353,133,126

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	21,047,746
Class II Shares	2,747,839
Class III Shares	102,782
Class IV Shares	2,299,301
Class Y Shares	7,610,970

Total	33,808,638

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.45
Class II Shares	$10.31
Class III Shares	$10.47
Class IV Shares	$10.45
Class Y Shares	$10.47

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	19

Statement of Operations

For the Year Ended December 31, 2010

NVIT Multi-Manager Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$5,738,780
Income from securities lending (Note 2)	122,033
Interest income	481
Foreign tax withholding	(10,394)

Total Income	5,850,900

EXPENSES:
Investment advisory fees	2,677,881
Fund administration fees	152,351
Distribution fees Class II Shares	67,690
Administrative servicing fees Class I Shares	309,689
Administrative servicing fees Class II Shares	40,614
Administrative servicing fees Class III Shares	1,079
Administrative servicing fees Class IV Shares	33,994
Professional fees	21,616
Printing fees	32,892
Trustee fees	10,330
Custodian fees	17,275
Accounting and transfer agent fees	6,327
Compliance program costs (Note 3)	633
Other	14,686

Total expenses before earnings credit	3,387,057

Earnings credit (Note 5)	(209)

Net Expenses	3,386,848

NET INVESTMENT INCOME	2,464,052

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	26,242,082
Net realized gains from futures transactions (Note 2)	683,368
Net realized losses from foreign currency transactions (Note 2)	(17,077)

Net realized gains from investment, futures and foreign currency transactions	26,908,373

Net change in unrealized appreciation/(depreciation) from investments	45,189,463
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	3,000
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	138

Net change in unrealized appreciation/(depreciation) from investments, futures and translation of assets and liabilities denominated in foreign currencies	45,192,601

Net realized/unrealized gains from investments, futures, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	72,100,974

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$74,565,026

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$2,464,052	$1,965,516
Net realized gains/(losses) from investment, futures and foreign currency transactions	26,908,373	(30,924,125)
Net change in unrealized appreciation from investments, futures and translation of assets and liabilities denominated in foreign currencies	45,192,601	90,430,845

Change in net assets resulting from operations	74,565,026	61,472,236

Distributions to Shareholders From:
Net investment income:
Class I	(1,223,561)	(1,084,931)
Class II	(116,766)	(118,433)
Class III	(3,987)	(2,657)
Class IV	(135,140)	(130,635)
Class Y	(371,730)	(75,307)

Change in net assets from shareholder distributions	(1,851,184)	(1,411,963)

Change in net assets from capital transactions	(12,026,251)	(25,264,834)

Change in net assets	60,687,591	34,795,439

Net Assets:
Beginning of year	292,445,535	257,650,096

End of year	$353,133,126	$292,445,535

Accumulated undistributed net investment income at end of year	$1,381,911	$1,240,132

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,753,792	$8,790,709
Dividends reinvested	1,223,561	1,084,931
Cost of shares redeemed	(44,898,276)	(47,967,258)

Total Class I	(35,920,923)	(38,091,618)

Class II Shares
Proceeds from shares issued	5,027,935	7,313,374
Dividends reinvested	116,766	118,433
Cost of shares redeemed	(13,468,325)	(4,787,313)

Total Class II	(8,323,624)	2,644,494

Class III Shares
Proceeds from shares issued	829,754	73,271
Dividends reinvested	3,987	2,657
Cost of shares redeemed	(470,518)	(175,511)

Total Class III	363,223	(99,583)

Class IV Shares
Proceeds from shares issued	845,074	1,033,067
Dividends reinvested	135,140	130,635
Cost of shares redeemed	(5,434,232)	(6,041,299)

Total Class IV	(4,454,018)	(4,877,597)

2010 Annual Report	21

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Class Y Shares
Proceeds from shares issued	$38,083,928	$18,406,761
Dividends reinvested	371,730	75,307
Cost of shares redeemed	(2,146,567)	(3,322,598)

Total Class Y	36,309,091	15,159,470

Change in net assets from capital transactions	$(12,026,251)	$(25,264,834)

SHARE TRANSACTIONS:
Class I Shares
Issued	849,636	1,300,967
Reinvested	129,583	190,339
Redeemed	(5,034,744)	(7,204,323)

Total Class I Shares	(4,055,525)	(5,713,017)

Class II Shares
Issued	564,471	1,159,156
Reinvested	13,062	20,998
Redeemed	(1,538,257)	(711,659)

Total Class II Shares	(960,724)	468,495

Class III Shares
Issued	93,168	10,640
Reinvested	410	465
Redeemed	(51,226)	(27,105)

Total Class III Shares	42,352	(16,000)

Class IV Shares
Issued	94,028	152,968
Reinvested	14,308	22,918
Redeemed	(604,794)	(909,402)

Total Class IV Shares	(496,458)	(733,516)

Class Y Shares
Issued	4,194,594	2,716,427
Reinvested	37,746	13,212
Redeemed	(239,429)	(436,531)

Total Class Y Shares	3,992,911	2,293,108

Total change in shares	(1,477,444)	(3,700,930)

The accompanying notes are an integral part of these financial statements.

22	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Returns (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$8.30	0.07	2.13	2.20	(0.05)	–	(0.05)	–	$10.45	26.60%		$220,041,173	1.12%	0.76%	1.12%	45.72%
Year Ended December 31, 2009 (e)	$6.62	0.06	1.66	1.72	(0.04)	–	(0.04)	–	$8.30	26.22%		$208,335,958	1.16%	0.82%	1.16%	62.55%
Year Ended December 31, 2008	$9.88	0.12	(3.28)	(3.16)	(0.10)	–	(0.10)	–	$6.62	(32.15%	)	$203,855,899	1.08%	1.29%	1.10%	119.80%
Year Ended December 31, 2007	$12.45	0.10	(0.87)	(0.77)	(0.15)	(1.65)	(1.80)	–	$9.88	(6.89%	)	$410,073,252	1.14%	0.66%	1.14%	94.94%
Year Ended December 31, 2006	$11.53	0.07	1.91	1.98	(0.06)	(1.00)	(1.06)	–	$12.45	17.29%		$587,083,741	1.13%	0.47%	1.13%	115.12%

Class II Shares
Year Ended December 31, 2010 (e)	$8.18	0.04	2.12	2.16	(0.03)	–	(0.03)	–	$10.31	26.47%		$28,320,389	1.37%	0.50%	1.37%	45.72%
Year Ended December 31, 2009 (e)	$6.54	0.03	1.65	1.68	(0.04)	–	(0.04)	–	$8.18	25.86%		$30,352,462	1.40%	0.45%	1.40%	62.55%
Year Ended December 31, 2008	$9.76	0.09	(3.23)	(3.14)	(0.08)	–	(0.08)	–	$6.54	(32.30%	)	$21,181,023	1.32%	0.97%	1.35%	119.80%
Year Ended December 31, 2007	$12.34	0.06	(0.87)	(0.81)	(0.12)	(1.65)	(1.77)	–	$9.76	(7.23%	)	$37,579,430	1.39%	0.38%	1.39%	94.94%
Year Ended December 31, 2006	$11.43	0.03	1.91	1.94	(0.03)	(1.00)	(1.03)	–	$12.34	17.10%		$55,228,598	1.38%	0.23%	1.38%	115.12%

Class III Shares
Year Ended December 31, 2010 (e)	$8.32	0.09	2.11	2.20	(0.05)	–	(0.05)	–	$10.47	26.57%		$1,076,358	1.12%	0.96%	1.12%	45.72%
Year Ended December 31, 2009 (e)	$6.63	0.06	1.67	1.73	(0.04)	–	(0.04)	–	$8.32	26.33%		$502,519	1.16%	0.84%	1.16%	62.55%
Year Ended December 31, 2008	$9.90	0.12	(3.29)	(3.17)	(0.10)	–	(0.10)	–	$6.63	32.21%		$506,519	1.12%	1.34%	1.14%	119.80%
Year Ended December 31, 2007	$12.48	0.10	(0.88)	(0.78)	(0.15)	(1.65)	(1.80)	–	$9.90	6.92%		$991,682	1.11%	0.68%	1.12%	94.94%
Year Ended December 31, 2006	$11.55	0.07	1.92	1.99	(0.06)	(1.00)	(1.06)	–	$12.48	17.37%		$1,485,343	1.12%	0.47%	1.12%	115.12%

Class IV Shares
Year Ended December 31, 2010 (e)	$8.30	0.07	2.13	2.20	(0.05)	–	(0.05)	–	$10.45	26.61%		$24,035,927	1.12%	0.77%	1.12%	45.72%
Year Ended December 31, 2009 (e)	$6.61	0.06	1.67	1.73	(0.04)	–	(0.04)	–	$8.30	26.41%		$23,201,040	1.16%	0.83%	1.16%	62.55%
Year Ended December 31, 2008	$9.88	0.11	(3.28)	(3.17)	(0.10)	–	(0.10)	–	$6.61	(32.27%	)	$23,344,639	1.11%	1.21%	1.14%	119.80%
Year Ended December 31, 2007	$12.45	0.09	(0.86)	(0.77)	(0.15)	(1.65)	(1.80)	–	$9.88	(6.92%	)	$41,650,497	1.10%	0.67%	1.11%	94.94%
Year Ended December 31, 2006	$11.53	0.07	1.91	1.98	(0.06)	(1.00)	(1.06)	–	$12.45	17.40%		$52,342,646	1.12%	0.48%	1.12%	115.12%

Class Y Shares
Year Ended December 31, 2010 (e)	$8.31	0.11	2.12	2.23	(0.07)	–	(0.07)	–	$10.47	26.87%		$79,659,279	0.97%	1.22%	0.97%	45.72%
Year Ended December 31, 2009 (e)	$6.61	0.05	1.69	1.74	(0.04)	–	(0.04)	–	$8.31	26.60%		$30,053,556	1.00%	0.67%	1.00%	62.55%
Period Ended December 31, 2008 (f)	$9.29	0.06	(2.65)	(2.59)	(0.09)	–	(0.09)	–	$6.61	(28.01%	)	$8,762,016	0.98%	1.19%	1.01%	119.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	23

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades.

24	Annual Report 2010

Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$340,936,558	$—	$—	$340,936,558
Futures Contracts	58,696	—	—	58,696
Mutual Fund	11,974,486	—	—	11,974,486
Repurchase Agreements	—	17,164,824	—	17,164,824
U.S. Treasury Note	—	205,809	—	205,809
Total	$352,969,740	$17,370,633	$—	$370,340,373
*	See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Total
Balance as of 12/31/09	$—	$—
Accrued Accretion/(Amortization)	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—
Net Purchases/(Sales)	—	—
Transfers In to Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/10	$—	$—
Change in Unrealized Appreciation/(Depreciation) of securities still held	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Futures Contracts

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to a Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contracts against defaults.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures - Equity contracts*	Net Assets — Net unrealized appreciation/(depreciation) from futures	$58,696
Total		$58,696

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

26	Annual Report 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Futures - Equity contracts	$683,368
Total	$683,368

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Futures - Equity contracts	$3,000
Total	$3,000

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(d)	Repurchase Agreements

The Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. The Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its

2010 Annual Report	27

Notes to Financial Statements (Continued)

December 31, 2010

designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$16,556,487	$17,164,824

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributed to foreign currency gains and losses, return of capital distributions from real estate investment trusts, adjustments to prior period accumulated balances, adjustments related to passive foreign investment companies, limited liability partnership basis adjustments, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28	Annual Report 2010

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Aberdeen Asset Management, Inc.
Epoch Investment Partners, Inc.
JPMorgan Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.90%
$200 million and more	0.85%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the subadvisers. NFA paid the subadvisers $1,514,636 for the year ended December 31, 2010.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

2010 Annual Report	29

Notes to Financial Statements (Continued)

December 31, 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced Fund, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2010, NFS received $385,376 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $633.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual of 0.25% of Class II shares of the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class III shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% redemption

30	Annual Report 2010

fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $161.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $254.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $134,405,795 and sales of $149,133,575 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

2010 Annual Report	31

Notes to Financial Statements (Continued)

December 31, 2010

Risks Associated with REIT and Real Estate Investments.

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,851,184	$—	$1,851,184	$—	$1,851,184

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,411,963	$—	$1,411,963	$—	$1,411,963

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,429,864	$—	$1,429,864	$—	$(85,502,438)	$59,534,238	$(24,538,336)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales, return of capital, and adjustments for passive foreign investment companies.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$310,854,705	$75,626,583	$(16,199,611)	$59,426,972

32	Annual Report 2010

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$85,502,438	2017

2010 Annual Report	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

34	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Multi-Manager Small Cap Value Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 99.24%.

2010 Annual Report	35

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

36	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	37

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President of Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

38	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	39

NVIT Multi-Manager Large Cap Value Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

10	Statement of Investments

14	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

19	Financial Highlights

20	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Supplemental Information

34	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-LCV (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Value funds may underperform other funds that use different investing styles.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

The Fund is subject to risks associated with investing in derivatives.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

2	Annual Report 2010

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Goldman Sachs Asset Management, L.P.; The Boston Company Asset Management, LLC; or Wellington Management Company, LLP.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Goldman Sachs Asset Management, L.P.; The Boston Company Asset Management, LLC; or Wellington Management Company, LLP.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Multi-Manager Large

Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Multi-Manager Large Cap Value Fund (Class Y at NAV) returned 13.29% versus 15.51% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Value Funds (consisting of 128 funds as of December 31, 2010) was 13.53% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s positions in the materials and industrials sectors contributed to relative Fund performance during the reporting period. The Fund’s underweight position in the lagging utilities sector versus the Fund’s benchmark index was a positive strategy that helped to mitigate the impact of the sector’s poor performance.

Materials Fund holding Cliffs Natural Resources, Inc., an international mining and natural resources company, was one of the top contributors to Fund performance during the reporting period. Cliffs benefited from improved volume, lower fixed costs, and higher pricing, and reported better-than-anticipated earnings.

In the industrials sector, Fund holding Honeywell International Inc., a major conglomerate company that produces a variety of consumer products, engineering services and aerospace systems, was another major contributor to Fund performance during the reporting period. Honeywell International benefited from strong and proactive management, as well as the advantages it obtained in 2010 from its 2008–2009 restructuring efforts.

The Fund’s overweight position in financials holding Ameriprise Financial, Inc. helped the Fund because the company benefited from improving margins in its asset management segment. Also, the Fund’s overweight position in consumer staples holding and beer brewer Molson Coors Brewing Co. contributed to relative Fund results as the company’s shares gained after the company reported better-than-expected earnings, primarily due to strong sales in Canada and Great Britain.

What areas of investment detracted from Fund performance?

The Fund’s positions in the information technology, energy and consumer discretionary sectors detracted from relative Fund performance during the reporting period.

Within the information technology sector, the Fund’s position in Cisco Systems, Inc., a leading supplier of networking equipment and network management, hurt relative Fund performance because the company’s shares retreated after Cisco Systems lowered its revenue guidance, citing a sharp drop in orders. In addition, several large-capitalization names dragged down the overall performance of the information technology sector due to concerns about the potential risk of reduced personal computer demand caused by the debut of the Apple iPad.

The Fund’s slightly underweight position and some specific holdings in the outperforming energy sector dampened relative Fund performance. The Fund’s position in Range Resources Corp., an independent natural gas company, also detracted from fund performance.

In the consumer discretionary sector, Fund holding Apollo Group, Inc. detracted from relative Fund returns during the reporting period. Shares of this for-profit educational services provider fell on concerns about proposed rules that would limit eligibility for financial aid and regulate enrollment practices at for-profit colleges.

What is your outlook for the near term?

We are optimistic about 2011. Companies are exhibiting improving corporate profits and balance sheets. We expect that corporate management teams will be focused on capital redeployment by means of mergers and acquisitions (M&A), buybacks and deleveraging of balance sheets, providing further catalysts for growth. Recent government actions have created an environment that is more conducive for business growth. In addition, we believe that 2011 will offer a fertile environment for choosing stocks. The trends that promoted stock selection in 2010 have begun to reverse. The market is shifting its focus from macroeconomic conditions to microeconomic ones (company specifics), now that valuation and volatility levels have normalized. We expect greater stock level

2010 Annual Report	5

NVIT Multi-Manager Large

Cap Value Fund (Continued)

differentiation in 2011, especially between high- and low-quality stocks now trading at comparable valuations; a recent pick-up in M&A activity has been contributing to this factor. Regulatory uncertainty has lessened with the passage of financial and health-care reform, and with more clarity to be expected on oil drilling requirements and best practices in energy in 2011.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Dolores Bamford, CFA; David L. Berdon; Andrew Braun; Scott Carroll, CFA; and Sean Gallagher

Subadviser:

The Boston Company Asset Management, LLC

Portfolio Managers:

R. John Bailer, CFA and Brian Ferguson

Subadviser:

Wellington Management Company, LLP

Portfolio Managers:

David R. Fassnacht, CFA; James N. Mordy; and David W. Palmer, CFA

6	Annual Report 2010

Fund Performance	NVIT Multi-Manager Large Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	13.05%	(1.32)%
Class II	12.75%	(1.55)%
Class Y	13.29%	(1.18)%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.93%	0.92%
Class II	1.18%	1.17%
Class Y	0.78%	0.77%
*	Current effective prospectus dated May 1, 2010 (as revised June 16, 2010). The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.
Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Value Fund versus performance of the Russell 1000 Value Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Multi-Manager Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Multi-Manager Large Cap Value Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,231.20	4.95	0.88
	Hypothetical	[b]	1,000.00	1,020.77	4.48	0.88
Class II Shares	Actual		1,000.00	1,228.80	6.35	1.13
	Hypothetical	[b]	1,000.00	1,019.51	5.75	1.13
Class Y Shares	Actual		1,000.00	1,231.90	4.11	0.73
	Hypothetical	[b]	1,000.00	1,021.53	3.72	0.73

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Multi-Manager Large Cap Value Fund

Asset Allocation
Common Stocks	97.7%
Mutual Fund	2.4%
Liabilities in excess of other assets	(0.1%	)

	100.0%

Top Industries †
Oil, Gas & Consumable Fuels	9.7%
Insurance	8.7%
Diversified Financial Services	6.6%
Commercial Banks	6.0%
Capital Markets	4.9%
Pharmaceuticals	4.5%
Media	4.5%
Food Products	3.2%
Energy Equipment & Services	3.1%
Electric Utilities	3.0%
Other Industries	45.8%

100.0%

Top Holdings †
JPMorgan Chase & Co.	3.5%
Occidental Petroleum Corp.	2.8%
Bank of America Corp.	2.8%
General Electric Co.	2.6%
Invesco Liquid Assets Portfolio — Institutional Class	2.4%
Wells Fargo & Co.	2.1%
Merck & Co., Inc.	1.8%
Entergy Corp.	1.5%
Comcast Corp., Class A	1.5%
Schlumberger Ltd.	1.5%
Other Holdings	77.5%

100.0%

Top Countries †
United States	90.9%
Switzerland	2.0%
Netherlands	1.4%
Bermuda	1.3%
Israel	0.8%
Ireland	0.8%
Canada	0.6%
Japan	0.4%
Norway	0.4%
Singapore	0.4%
Other Countries	1.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Multi-Manager Large Cap Value Fund

Common Stocks 97.7%

	Shares	Market Value

AUSTRALIA 0.3%
Air Freight & Logistics 0.3%
Toll Holdings Ltd.	424,026	$2,488,239

BERMUDA 1.3%
Insurance 1.1%
Everest Re Group Ltd.	92,722	7,864,680
PartnerRe Ltd.	11,800	948,130

		8,812,810

Oil, Gas & Consumable Fuels 0.2%
Frontline Ltd.	52,123	1,322,360

		10,135,170

CANADA 0.6%
Chemicals 0.3%
Methanex Corp.	71,900	2,185,760

Oil, Gas & Consumable Fuels 0.3%
Canadian Natural Resources Ltd.	55,900	2,483,078

		4,668,838

GERMANY 0.2%
Construction Materials 0.2%
HeidelbergCement AG	24,826	1,558,143

HONG KONG 0.2%
Food Products 0.2%
China Agri-Industries Holdings Ltd.	1,585,000	1,796,082

IRELAND 0.8%
Construction Materials 0.3%
CRH PLC	119,197	2,486,910

Health Care Equipment & Supplies 0.4%
Covidien PLC	70,300	3,209,898

Pharmaceuticals 0.1%
Elan Corp. PLC ADR*	158,200	906,486

		6,603,294

ISRAEL 0.8%
Pharmaceuticals 0.8%
Teva Pharmaceutical Industries Ltd. ADR	130,740	6,815,476

JAPAN 0.4%
Oil, Gas & Consumable Fuels 0.3%
INPEX Corp.	399	2,329,917

Tobacco 0.1%
Japan Tobacco, Inc.	313	1,155,775

		3,485,692

NETHERLANDS 1.4%
Chemicals 0.4%
LyondellBasell Industries NV, Class A*	93,163	3,204,807

Energy Equipment & Services 0.2%
SBM Offshore NV	73,264	1,643,783

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Food Products 0.6%
Unilever NV NYRS ADR	152,685	$4,794,309

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding NV	33,892	1,299,824

		10,942,723

NORWAY 0.4%
Oil, Gas & Consumable Fuels 0.4%
Statoil ASA ADR	133,900	3,182,803

SINGAPORE 0.4%
Electronic Equipment, Instruments & Components 0.4%
Flextronics International Ltd.*	359,000	2,818,150

SWITZERLAND 2.0%
Capital Markets 0.2%
UBS AG*	84,000	1,379,168

Energy Equipment & Services 0.9%
Noble Corp.	58,600	2,096,122
Weatherford International Ltd.*	211,692	4,826,578

		6,922,700

Insurance 0.4%
ACE Ltd.	58,500	3,641,625

Pharmaceuticals 0.5%
Roche Holding AG	26,458	3,878,553

		15,822,046

TAIWAN 0.2%
Semiconductors & Semiconductor Equipment 0.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	148,560	1,862,942

UNITED KINGDOM 0.1%
Hotels, Restaurants & Leisure 0.1%
Thomas Cook Group PLC	401,285	1,187,863

UNITED STATES 88.6%
Aerospace & Defense 3.0%
Boeing Co. (The)	96,580	6,302,811
General Dynamics Corp.	37,800	2,682,288
Honeywell International, Inc.	212,465	11,294,640
Lockheed Martin Corp.	29,600	2,069,336
United Technologies Corp.	17,520	1,379,174

		23,728,249

Air Freight & Logistics 0.3%
United Parcel Service, Inc., Class B	30,000	2,177,400

Airlines 0.1%
Delta Air Lines, Inc.*	73,800	929,880

Auto Components 0.9%
Johnson Controls, Inc.	191,198	7,303,764

Automobiles 1.1%
Ford Motor Co.*	257,374	4,321,309

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Automobiles (continued)
General Motors Co.*	125,024	$4,608,385

		8,929,694

Beverages 2.4%
Dr. Pepper Snapple Group, Inc.	49,460	1,739,013
Molson Coors Brewing Co., Class B	116,200	5,832,078
PepsiCo, Inc.	178,781	11,679,763

		19,250,854

Biotechnology 2.1%
Amgen, Inc.*	104,930	5,760,657
Biogen Idec, Inc.*	92,389	6,194,682
Cephalon, Inc.*	15,330	946,168
Gilead Sciences, Inc.*	112,300	4,069,752

		16,971,259

Capital Markets 4.7%
Ameriprise Financial, Inc.	74,578	4,291,964
Bank of New York Mellon Corp. (The)	144,466	4,362,873
BlackRock, Inc.	15,600	2,973,048
Franklin Resources, Inc.	35,607	3,959,855
Goldman Sachs Group, Inc. (The)	22,740	3,823,958
Invesco Ltd.	172,355	4,146,861
Morgan Stanley	69,850	1,900,619
State Street Corp.	97,980	4,540,393
TD Ameritrade Holding Corp.	328,140	6,231,379
UBS AG*	107,300	1,767,231

		37,998,181

Chemicals 2.1%
Air Products & Chemicals, Inc.	10,740	976,803
Celanese Corp., Class A	25,040	1,030,897
CF Industries Holdings, Inc.	11,500	1,554,225
Dow Chemical Co. (The)	275,740	9,413,763
Monsanto Co.	40,300	2,806,492
Mosaic Co. (The)	12,000	916,320

		16,698,500

Commercial Banks 6.0%
BB&T Corp.	153,700	4,040,773
Comerica, Inc.	59,460	2,511,591
PNC Financial Services Group, Inc.	123,595	7,504,688
SunTrust Banks, Inc.	280,659	8,282,247
U.S. Bancorp	347,466	9,371,158
Wells Fargo & Co.	534,040	16,549,900

		48,260,357

Commercial Services & Supplies 0.3%
Pitney Bowes, Inc.	91,550	2,213,679

Communications Equipment 1.0%
Cisco Systems, Inc.*	178,600	3,613,078
Motorola, Inc.*	58,000	526,060
QUALCOMM, Inc.	79,170	3,918,123

		8,057,261

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Computers & Peripherals 1.0%
EMC Corp.*	305,830	$7,003,507
Western Digital Corp.*	27,400	928,860

		7,932,367

Construction Materials 0.2%
Vulcan Materials Co.	32,800	1,455,008

Consumer Finance 0.9%
American Express Co.	19,090	819,343
Capital One Financial Corp.	20,210	860,137
SLM Corp.*	424,135	5,339,860

		7,019,340

Containers & Packaging 0.2%
Owens-Illinois, Inc.*	64,600	1,983,220

Diversified Consumer Services 0.7%
Apollo Group, Inc., Class A*	61,800	2,440,482
DeVry, Inc.	60,400	2,897,992

		5,338,474

Diversified Financial Services 6.6%
Bank of America Corp.	1,686,640	22,499,778
Citigroup, Inc.*	645,740	3,054,350
JPMorgan Chase & Co.	655,481	27,805,504

		53,359,632

Diversified Telecommunication Services 0.2%
AT&T, Inc.	65,100	1,912,638

Electric Utilities 3.0%
American Electric Power Co., Inc.	151,498	5,450,898
Entergy Corp.	174,103	12,331,716
NextEra Energy, Inc.	51,466	2,675,717
NV Energy, Inc.	119,300	1,676,165
PPL Corp.	59,300	1,560,776
Progress Energy, Inc.	13,400	582,632

		24,277,904

Electrical Equipment 0.6%
Emerson Electric Co.	48,900	2,795,613
Hubbell, Inc., Class B	15,910	956,668
Thomas & Betts Corp.*	19,660	949,578

		4,701,859

Electronic Equipment, Instruments & Components 1.1%
Arrow Electronics, Inc.*	114,700	3,928,475
Avnet, Inc.*	57,340	1,893,940
Corning, Inc.	163,850	3,165,582

		8,987,997

Energy Equipment & Services 2.0%
Baker Hughes, Inc.	21,650	1,237,730
Cameron International Corp.*	55,290	2,804,862
Schlumberger Ltd.	141,836	11,843,306

		15,885,898

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Food & Staples Retailing 1.1%
CVS Caremark Corp.	233,169	$8,107,286
Walgreen Co.	26,000	1,012,960

		9,120,246

Food Products 2.4%
Archer-Daniels-Midland Co.	289,776	8,716,462
General Mills, Inc.	221,151	7,870,764
Kraft Foods, Inc., Class A	73,100	2,303,381

		18,890,607

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	165,502	8,377,711
Medtronic, Inc.	117,300	4,350,657
Zimmer Holdings, Inc.*	18,350	985,028

		13,713,396

Health Care Providers & Services 2.2%
AmerisourceBergen Corp.	29,430	1,004,152
CIGNA Corp.	104,640	3,836,102
McKesson Corp.	28,920	2,035,390
UnitedHealth Group, Inc.	89,100	3,217,401

Universal Health Services, Inc., Class B	24,320	1,055,974
WellPoint, Inc.*	116,526	6,625,668

		17,774,687

Hotels, Restaurants & Leisure 0.4%
Carnival Corp.	63,470	2,926,602

Household Durables 0.8%
Newell Rubbermaid, Inc.	226,922	4,125,442
NVR, Inc.*	1,120	773,942
Toll Brothers, Inc.*	43,740	831,060
Whirlpool Corp.	8,320	739,066

		6,469,510

Household Products 0.6%
Energizer Holdings, Inc.*	31,680	2,309,472
Procter & Gamble Co. (The)	38,967	2,506,747

		4,816,219

Industrial Conglomerates 2.6%
General Electric Co.	1,150,946	21,050,802

Information Technology Services 1.0%
Paychex, Inc.	88,500	2,735,535
Teradata Corp.*	27,760	1,142,602
Western Union Co. (The)	236,300	4,388,091

		8,266,228

Insurance 7.2%
Aflac, Inc.	91,116	5,141,676
Allstate Corp. (The)	140,341	4,474,071
Aon Corp.	33,080	1,522,011
Fidelity National Financial, Inc., Class A	226,800	3,102,624
Genworth Financial, Inc., Class A*	113,850	1,495,989
Hartford Financial Services Group, Inc.	143,130	3,791,514

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Insurance (continued)
Marsh & McLennan Cos., Inc.	149,203	$4,079,210
MetLife, Inc.	82,540	3,668,078
Principal Financial Group, Inc.	66,900	2,178,264
Prudential Financial, Inc.	178,741	10,493,884
Reinsurance Group of America, Inc.	131,600	7,068,236
StanCorp Financial Group, Inc.	28,500	1,286,490
Travelers Cos., Inc. (The)	77,471	4,315,909
Unum Group	188,800	4,572,736
White Mountains Insurance Group Ltd.	2,617	878,265

		58,068,957

Internet Software & Services 0.7%
AOL, Inc.*	66,400	1,574,344
eBay, Inc.*	32,200	896,126
Google, Inc., Class A*	5,297	3,146,259

		5,616,729

Leisure Equipment & Products 0.1%
Mattel, Inc.	37,190	945,742

Life Sciences Tools & Services 0.2%
Thermo Fisher Scientific, Inc.*	26,930	1,490,845

Machinery 2.1%
Caterpillar, Inc.	21,520	2,015,563
Cummins, Inc.	13,080	1,438,931
Dover Corp.	52,230	3,052,844
Eaton Corp.	14,010	1,422,155
Illinois Tool Works, Inc.	59,493	3,176,926
PACCAR, Inc.	17,320	994,514
Pentair, Inc.	87,800	3,205,578
Terex Corp.*	44,100	1,368,864

		16,675,375

Media 4.5%
CBS Corp. Non-Voting, Class B	488,645	9,308,687
Comcast Corp., Class A	548,260	12,045,272
DISH Network Corp., Class A*	273,829	5,383,478
News Corp., Class A	126,090	1,835,870
Omnicom Group Inc.	111,660	5,114,028
Time Warner, Inc.	55,840	1,796,373
Viacom, Inc., Class B	24,540	972,030

		36,455,738

Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold,
Inc.	58,925	7,076,303
United States Steel Corp.	17,710	1,034,618

		8,110,921

Multiline Retail 1.1%
Kohl’s Corp.*	127,703	6,939,381
Target Corp.	29,200	1,755,796

		8,695,177

12	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Multi-Utilities 0.8%
PG&E Corp.	131,075	$6,270,628

Oil, Gas & Consumable Fuels 8.5%
Alpha Natural Resources, Inc.*	8,780	527,063
Anadarko Petroleum Corp.	40,910	3,115,705
Apache Corp.	10,000	1,192,300
Cabot Oil & Gas Corp.	54,000	2,043,900
Chevron Corp.	49,900	4,553,375
Cobalt International Energy, Inc.*	70,400	859,584
CONSOL Energy, Inc.	87,300	4,255,002
EOG Resources, Inc.	77,507	7,084,915
Exxon Mobil Corp.	10,630	777,266
Hess Corp.	20,730	1,586,674
Newfield Exploration Co.*	136,204	9,821,670
Occidental Petroleum Corp.	233,466	22,903,015
Peabody Energy Corp.	7,420	474,732
QEP Resources, Inc.	51,560	1,872,144
Range Resources Corp.	59,891	2,693,897
Southwestern Energy Co.*	123,800	4,633,834

		68,395,076

Paper & Forest Products 0.1%
International Paper Co.	37,140	1,011,694

Pharmaceuticals 3.1%
Merck & Co., Inc.	401,438	14,467,826
Pfizer, Inc.	614,710	10,763,572

		25,231,398

Road & Rail 0.2%
Union Pacific Corp.	13,130	1,216,626

Semiconductors & Semiconductor Equipment 0.6%
Cypress Semiconductor Corp.*	74,900	1,391,642
Texas Instruments, Inc.	98,460	3,199,950

		4,591,592

Software 2.4%
Adobe Systems, Inc.*	116,828	3,595,966
BMC Software, Inc.*	99,834	4,706,175
Microsoft Corp.	259,997	7,259,116
Oracle Corp.	106,274	3,326,376

		18,887,633

Specialty Retail 1.3%
Abercrombie & Fitch Co., Class A	17,160	988,931
Guess?, Inc.	29,350	1,388,842
Home Depot, Inc.	61,600	2,159,696
Lowe’s Cos., Inc.	201,820	5,061,645
Staples, Inc.	43,300	985,941

		10,585,055

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Textiles, Apparel & Luxury Goods 0.2%
Polo Ralph Lauren Corp.	17,447	$1,935,221

Tobacco 0.1%
Philip Morris International, Inc.	16,630	973,354

Wireless Telecommunication Services 1.1%
Sprint Nextel Corp.*	2,002,581	8,470,918

		712,030,391

Total Common Stocks (cost $703,316,116)		785,397,852

Mutual Fund 2.4%
Money Market Fund 2.4%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (a)	18,982,137	18,982,137

Total Mutual Fund (cost $18,982,137)		18,982,137

Total Investments (cost $722,298,253) (b) — 100.1%		804,379,989
Liabilities in excess of other assets — (0.1)%		(865,250)

NET ASSETS — 100.0%		$803,514,739

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2010.

ADR	American Depositary Receipt

AG	Stock Corporation

ASA	Stock Corporation

Ltd.	Limited

NYRS	New York Registry Services

NV	Public Traded Company

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Statement of Assets and Liabilities

December 31, 2010

NVIT Multi-Manager Large Cap Value Fund
Assets:
Investments, at value (cost $722,298,253)	$804,379,989
Cash	465
Foreign currencies, at value (cost $112)	113
Dividends receivable	937,791
Receivable for investments sold	10,832,464
Receivable for capital shares issued	2,390,512
Reclaims receivable	27,011
Prepaid expenses	1,240

Total Assets	818,569,585

Liabilities:
Payable for investments purchased	14,467,255
Payable for capital shares redeemed	19,430
Accrued expenses and other payables:
Investment advisory fees	422,348
Fund administration fees	22,126
Distribution fees	10,728
Administrative servicing fees	14,227
Accounting and transfer agent fees	34,571
Trustee fees	10,477
Custodian fees	1,132
Compliance program costs (Note 3)	756
Professional fees	13,243
Printing fees	33,379
Other	5,174

Total Liabilities	15,054,846

Net Assets	$803,514,739

Represented by:
Capital	$730,298,899
Accumulated distributions in excess of net investment income	(4,956)
Accumulated net realized losses from investment, futures, forward and foreign currency transactions	(8,862,741)
Net unrealized appreciation/(depreciation) from investments	82,081,736
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,801

Net Assets	$803,514,739

Net Assets:
Class I Shares	$32,095,261
Class II Shares	51,567,612
Class Y Shares	719,851,866

Total	$803,514,739

14	Annual Report 2010

NVIT Multi-Manager Large Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,573,402
Class II Shares	5,754,490
Class Y Shares	80,042,670

Total	89,370,562

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.98
Class II Shares	$8.96
Class Y Shares	$8.99

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Statement of Operations

For the Year Ended December 31, 2010

NVIT Multi-Manager Large Cap Value Fund
INVESTMENT INCOME:
Dividend income	$8,789,876
Interest income	28,468
Other income	113

Total Income	8,818,457

EXPENSES:
Investment advisory fees	3,201,838
Fund administration fees	196,020
Distribution fees Class II Shares	119,659
Administrative servicing fees Class I Shares	34,731
Administrative servicing fees Class II Shares	71,796
Professional fees	53,339
Printing fees	56,747
Trustee fees	22,204
Custodian fees	25,630
Accounting and transfer agent fees	5,973
Compliance program costs (Note 3)	1,517
Other	21,563

Total expenses before earnings credit	3,811,017
Earnings credit (Note 4)	(226)

Net Expenses	3,810,791

NET INVESTMENT INCOME	5,007,666

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	37,064,646
Net realized gains from futures transactions (Note 2)	223,616
Net realized losses from forward and foreign currency transactions (Note 2)	(164,983)

Net realized gains from investment, futures, forward and foreign currency transactions	37,123,279

Net change in unrealized appreciation/(depreciation) from investments †	40,621,105
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	(24,603)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,376

Net change in unrealized appreciation/(depreciation) from investments, futures, and translation of assets and liabilities denominated in foreign currencies	40,597,878

Net realized/unrealized gains from investments, futures, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	77,721,157

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$82,728,823

†	Includes unrealized depreciation of $983,412 from merger (Note 8)

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$5,007,666	$2,972,414
Net realized gains from investment, futures, forward and foreign currency transactions	37,123,279	4,285,560
Net change in unrealized appreciation from investments, futures, and translation of assets and liabilities denominated in foreign currencies	40,597,878	56,246,300

Change in net assets resulting from operations	82,728,823	63,504,274

Distributions to Shareholders From:
Net investment income:
Class I	(172,416)	(38,345)
Class II	(254,944)	(240,848)
Class Y	(4,478,297)	(2,552,859)
Net realized gains:
Class I	(1,150,087)	—
Class II	(2,174,478)	—
Class Y	(27,314,629)	—

Change in net assets from shareholder distributions	(35,544,851)	(2,832,052)

Change in net assets from capital transactions	414,697,065	184,024,252

Change in net assets	461,881,037	244,696,474

Net Assets:
Beginning of year	341,633,702	96,937,228

End of year	$803,514,739	$341,633,702

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(4,956)	$114,772

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,005,380	$6,915,851
Proceeds from shares issued from merger (Note 8)	34,818,322	—
Dividends reinvested	1,322,503	38,345
Cost of shares redeemed	(17,148,640)	(1,025,001)

Total Class I	24,997,565	5,929,195

Class II Shares
Proceeds from shares issued	4,624,146	46,577,012
Proceeds from shares issued from merger (Note 8)	983,461	—
Dividends reinvested	2,429,422	240,848
Cost of shares redeemed	(9,588,597)	(6,633,080)

Total Class II	(1,551,568)	40,184,780

Class Y Shares
Proceeds from shares issued	368,317,054	173,330,753
Dividends reinvested	31,792,926	2,552,859
Cost of shares redeemed	(8,858,912)	(37,973,335)

Total Class Y	391,251,068	137,910,277

Change in net assets from capital transactions	$414,697,065	$184,024,252

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	17

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
SHARE TRANSACTIONS:
Class I Shares
Issued	690,426	913,983
Issued in merger (Note 8)	3,918,121	—
Reinvested	147,851	4,741
Redeemed	(2,019,467)	(137,963)

Total Class I Shares	2,736,931	780,761

Class II Shares
Issued	555,973	6,229,118
Issued in merger (Note 8)	110,852	—
Reinvested	272,102	30,431
Redeemed	(1,123,587)	(848,291)

Total Class II Shares	(184,660)	5,411,258

Class Y Shares
Issued	43,415,199	24,777,516
Reinvested	3,551,638	346,315
Redeemed	(1,054,847)	(5,056,285)

Total Class Y Shares	45,911,990	20,067,546

Total change in shares	48,464,261	26,259,565

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses Income Average Net Assets (b)	Ratio of Net Investment Income Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) To Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$8.35	0.08	1.00	1.08	(0.06)	(0.39)	(0.45)	$8.98	13.05%	$32,095,261	0.88%	0.98%	0.88%	107.33%
Year Ended December 31, 2009 (e)	$6.62	0.10	1.71	1.81	(0.08)	–	(0.08)	$8.35	27.59%	$6,982,599	0.89%	1.28%	0.89%	95.68%
Period Ended December 31, 2008 (f)	$10.00	0.07	(3.38)	(3.31)	(0.07)	–	(0.07)	$6.62	(33.19)%	$368,717	0.87%	1.81%	0.99%	72.96%

Class II Shares
Year Ended December 31, 2010 (e)	$8.34	0.05	1.01	1.06	(0.05)	(0.39)	(0.44)	$8.96	12.75%	$51,567,612	1.13%	0.64%	1.13%	107.33%
Year Ended December 31, 2009 (e)	$6.61	0.08	1.72	1.80	(0.07)	–	(0.07)	$8.34	27.41%	$49,508,983	1.14%	1.04%	1.14%	95.68%
Period Ended December 31, 2008 (f)	$10.00	0.06	(3.38)	(3.32)	(0.07)	–	(0.07)	$6.61	(33.34)%	$3,488,798	1.16%	1.38%	1.26%	72.96%

Class Y Shares
Year Ended December 31, 2010 (e)	$8.35	0.09	1.01	1.10	(0.07)	(0.39)	(0.46)	$8.99	13.29%	$719,851,866	0.73%	1.06%	0.73%	107.33%
Year Ended December 31, 2009 (e)	$6.62	0.11	1.71	1.82	(0.09)	–	(0.09)	$8.35	27.77%	$285,142,120	0.74%	1.50%	0.74%	95.68%
Period Ended December 31, 2008 (f)	$10.00	0.08	(3.38)	(3.30)	(0.08)	–	(0.08)	$6.62	(33.16)%	$93,079,713	0.77%	1.66%	0.87%	72.96%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	19

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Large Cap Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held only by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades.

20	Annual Report 2010

Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$23,728,249	$—	$—	$23,728,249
Air Freight & Logistics	2,177,400	2,488,239	—	4,665,639
Airlines	929,880	—	—	929,880
Auto Components	7,303,764	—	—	7,303,764
Automobiles	8,929,694	—	—	8,929,694
Beverages	19,250,854	—	—	19,250,854
Biotechnology	16,971,259	—	—	16,971,259
Capital Markets	37,998,181	1,379,168	—	39,377,349
Chemicals	22,089,067	—	—	22,089,067
Commercial Banks	48,260,357	—	—	48,260,357
Commercial Services & Supplies	2,213,679	—	—	2,213,679
Communications Equipment	8,057,261	—	—	8,057,261
Computers & Peripherals	7,932,367	—	—	7,932,367
Construction Materials	1,455,008	4,045,053	—	5,500,061
Consumer Finance	7,019,340	—	—	7,019,340
Containers & Packaging	1,983,220	—	—	1,983,220
Diversified Consumer Services	5,338,474	—	—	5,338,474
Diversified Financial Services	53,359,632	—	—	53,359,632
Diversified Telecommunication Services	1,912,638	—	—	1,912,638
Electric Utilities	24,277,904	—	—	24,277,904
Electrical Equipment	4,701,859	—	—	4,701,859
Electronic Equipment, Instruments & Components	11,806,147	—	—	11,806,147
Energy Equipment & Services	22,808,598	1,643,783	—	24,452,381
Food & Staples Retailing	9,120,246	—	—	9,120,246
Food Products	23,684,916	1,796,082	—	25,480,998
Health Care Equipment & Supplies	16,923,294	—	—	16,923,294
Health Care Providers & Services	17,774,687	—	—	17,774,687
Hotels, Restaurants & Leisure	2,926,602	1,187,863	—	4,114,465
Household Durables	6,469,510	—	—	6,469,510
Household Products	4,816,219	—	—	4,816,219
Industrial Conglomerates	21,050,802	—	—	21,050,802
Information Technology Services	8,266,228	—	—	8,266,228
Insurance	70,523,392	—	—	70,523,392
Internet Software & Services	5,616,729	—	—	5,616,729
Leisure Equipment & Products	945,742	—	—	945,742
Life Sciences Tools & Services	1,490,845	—	—	1,490,845
Machinery	16,675,375	—	—	16,675,375
Media	36,455,738	—	—	36,455,738
Metals & Mining	8,110,921	—	—	8,110,921
Multiline Retail	8,695,177	—	—	8,695,177
Multi-Utilities	6,270,628	—	—	6,270,628
Oil, Gas & Consumable Fuels	75,383,317	2,329,917	—	77,713,234
Paper & Forest Products	1,011,694	—	—	1,011,694
Pharmaceuticals	32,953,360	3,878,553	—	36,831,913
Road & Rail	1,216,626	—	—	1,216,626
Semiconductors & Semiconductor Equipment	6,454,534	1,299,824	—	7,754,358
Software	18,887,633	—	—	18,887,633
Specialty Retail	10,585,055	—	—	10,585,055

22	Annual Report 2010

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Textiles, Apparel & Luxury Goods	$1,935,221	$—	$—	$1,935,221
Tobacco	973,354	1,155,775	—	2,129,129
Wireless Telecommunication Services	8,470,918	—	—	8,470,918
Total Common Stocks	764,193,595	21,204,257	—	785,397,852
Mutual Fund	18,982,137	—	—	18,982,137
Total	783,175,732	21,204,257	—	804,379,989
Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/depreciation from forward foreign currency contracts.”

As of December 31, 2010, the Fund had no forward foreign currency contracts.

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

(d)	Futures Contracts

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to a Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contracts against defaults.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

As of December 31,2010, the Fund did not have any open futures contracts.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/Loss	Total
Futures — Equity contracts	$223,616
Forward foreign currency contracts	8,691
Total	$232,307

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

24	Annual Report 2010

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to Foreign currency gains and losses, return of capital and capital gain distributions from real estate investment trusts, distribution redesignations, adjustments to prior period accumulated balances, and prior year wash sales adjustments due to merger acquisitions. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits, for federal income tax purposes, is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with the policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Wellington Management Company, LLP
Goldman Sachs Asset Management
Deutsch Investment Management Americas Inc. (a)
The Boston Company Asset Management, LLC (a)
(a)	The Boston Company Asset Management, LLC replaced Deutsche Investment Management Americas Inc. as a subadviser effective June 25, 2010.

Beginning May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

Prior to May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.65%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the subadvisers. NFA paid the subadvisers $1,707,369 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.77% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at

26	Annual Report 2010

the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, were:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$37,906	$—	$—	$ 37,906
(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider fee for these services.

Beginning May 1, 2010, under terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation,

2010 Annual Report	27

Notes to Financial Statements (Continued)

December 31, 2010

NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $106,527 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,517.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

28	Annual Report 2010

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $895,670,853 and sales of $518,344,733 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Other

On April 30, 2010, the Fund acquired all of the net assets of the Gartmore NVIT Global Utilities Fund and the NVIT Global Financial Services Fund, each a series of the Trust, pursuant to plans of reorganization approved by the Board of Trustees at a meeting held on December 2, 2009 and approved by the shareholders of the Gartmore NVIT Global Utilities Fund and the NVIT Global Financial Services Fund at a meeting of shareholders held on March 31, 2010. The purpose of the reorganizations was to combine funds managed by NFA that had comparable investment objectives and strategies. The reorganizations were accomplished by tax-free exchanges as follows:

—

2,350,459 shares of the Fund, valued at $20,886,815, for the assets of Gartmore NVIT Global Utilities Fund, which had a fair value of $18,340,133 and identified costs of $20,903,504 as of April 30, 2010; and

—

1,678,514 shares of the Fund, valued at $14,914,968, for the assets of NVIT Global Financial Services Fund, which had a fair value of $14,216,761 and identified costs of $10,670,506 as of April 30, 2010.

2010 Annual Report	29

Notes to Financial Statements (Continued)

December 31, 2010

The investment portfolios of Gartmore NVIT Global Utilities Fund and NVIT Global Financial Services Fund described above were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganizations, the net assets of the Fund were $427,543,545.

The following pro forma information for the year ended December 31, 2010 is provided as though the reorganizations had been completed on January 1, 2010, the beginning of the annual reporting period of the Fund:

—	Net investment income $5,223,417;

—	Net gain on investments $36,864,540;

—	Net change in unrealized appreciation from investments $40,184,298; and

—	Net decrease in net assets resulting from operations $82,272,255.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of Gartmore NVIT Global Utilities Fund and NVIT Global Financial Services that have been included in the Fund’s statement of operations since April 30, 2010.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Tota Taxable Distributions	Return of Capital	Total Distributions Paid
$24,067,485	$11,477,366	$35,544,851	$—	$35,544,851

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,832,052	$—	$ 2,832,052	$—	$2,832,052

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(3,964)	$73,219,804	$73,215,840

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amount designated as “—” are zero or have been rounded to zero.

30	Annual Report 2010

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$731,158,979	$82,959,056	$(9,738,046)	$73,221,010

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011 post–October currency losses in the amount of $3,964.

2010 Annual Report	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Large Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

32	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Multi-Manager Large Cap Value

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 70.18%.

The Fund designates $11,477,366, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2010 Annual Report	33

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86

Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries, Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent Management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

34	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	35

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

36	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	37

NVIT Multi Sector Bond Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

29	Statement of Assets and Liabilities

30	Statement of Operations

31	Statements of Changes in Net Assets

32	Financial Highlights

33	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MSB (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and redemption risk to varying degrees.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss as well as greater price volatility than that of funds that invest in higher-rated debt securities.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2	Annual Report 2010

The Fund’s composite benchmark consists of 60% Citigroup U.S. Broad Investment-Grade (BIG) Bond Index, 15% Citigroup High Yield Market Index, 15% Citigroup World Government Bond Index (Unhedged) and 10% J.P. Morgan Emerging Markets Bond Index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

Citigroup High Yield Market Index: An unmanaged index that reflects the performance of below-investment-grade debt, including cash-pay and deferred-interest securities, issued by corporations domiciled in the United States or Canada.

Citigroup U.S. Broad Investment-Grade Bond Index: An unmanaged, market capitalization-weighted, fixed-income index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage and investment-grade corporate securities with maturities of one year or more; generally represents the U.S. bond market.

Citigroup World Government Bond Index (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of developed government bond markets in 20-plus countries; includes securities with maturities of one year or more that are deemed suitable for global investors, based on quality, size, pricing and currency.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

J.P. Morgan Emerging Markets Bond Index: An unmanaged index that reflects the total returns for traded external debt instruments of emerging markets, including external-currency-denominated Brady bonds, loans, eurobonds and U.S. dollar-denominated local markets instruments.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

2010 Annual Report	3

Important Disclosures (Continued)

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or

Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Logan Circle Partners, L.P.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Logan Circle Partners, L.P.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Multi Sector Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Multi Sector Bond Fund (Class I at NAV) returned 10.59% versus 7.94% for its composite benchmark, a blend of 60% Citigroup U.S. Broad Investment-Grade Bond Index, 15% Citigroup High Yield Market Index, 15% Citigroup World Government Bond Index (Unhedged) and 10% J.P. Morgan Emerging Markets Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of General Bond Funds (consisting of 61 funds as of December 31, 2010) was 9.56% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s overweight position in emerging market fixed-income investments, specifically emerging market corporates, provided the most positive relative returns for the Fund. During the reporting period, the demand for emerging market assets, combined with continued strong economic momentum, propelled these asset classes higher in price, thus benefiting the Fund’s holdings in these areas. The Fund’s underweight in developed market non-dollar assets helped Fund performance, because this sector was the worst-performing asset class during the reporting period. The European fiscal crisis, combined with firming U.S. economic data, provided for a volatile year with many currencies moving dramatically quarter over quarter.

What areas of investment detracted from Fund performance?

All asset classes of the Fund outperformed on a relative basis, but the Fund’s slight underweight in domestic high yield, on the asset-class level, detracted from Fund performance. The refinancing of debt, combined with a challenged yield environment, led to continued strong performance within the domestic high-yield asset class. Investors felt more comfortable accepting lower-quality risk, and companies quickly responded by terming out upcoming bank maturities, thus extending their debt maturity profiles.

What was the impact of investments in derivatives on Fund performance?

The Fund’s exposure to derivatives generated very slight positive returns for the Fund. The Fund’s investments in currency and interest-rate derivatives were mostly used for hedging purposes, but these investments did provide incremental returns throughout the reporting period.

What is your outlook for the near term?

Additional stimuli (in the form of QE2, extended Bush-era tax structures, a new payroll tax reduction and unemployment benefit extensions) was enacted in the fourth quarter of 2010 to provide a boost to economic activity throughout the next six to 12 months. While these expectations have fortified the nearly universal bullish outlooks for 2011, we remain mindful of the unintended consequences that this monetary and fiscal stimulative largess could bring about. We see potential challenges in the form of high commodity prices that could pressure margins as well as effectively negate the positive impacts of tax policy for consumers. We will be keenly focused on day-to-day economic conditions as the stimulus begins to wane in the second half of 2011. Congressional gridlock among policymakers, along with heightened sensitivity to austerity and deficit spending, makes further stimulus a remote possibility, in our opinion. As 2011 progresses, we hope to see a successful handoff from stimulus-aided growth to a private sector-driven expansion and concurrent improvement in the labor markets.

Subadviser:

Logan Circle Partners, L.P.

Portfolio Managers:

Andrew J. Kronschnabel, CFA; Scott J. Moses, CFA; and Timothy L. Rabe, CFA

6	Annual Report 2010

Fund Performance	NVIT Multi Sector Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I2	10.59%	4.53%	5.46%
1	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	1.11%	1.00%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi Sector Bond Fund versus performance of the Multi Sector Bond Composite Index (the Composite)(a), Citigroup U.S. Broad Investment-Grade Bond Index (Citigroup USBIG Index)(b), Citigroup U.S. High Yield Market Index(c), Citigroup World Government Bond Index-Unhedged(d), JP Morgan Emerging Markets Bond Index (JP Morgan EMBI Global)(e), and The Consumer Price Index (CPI)(f) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite is a combination of Citigroup U.S. Broad Investment-Grade Bond Index (60%), Citigroup U.S. High-Yield Market Index (15%), Citigroup World Government Bond Index-Unhedged (15%) and J.P. Morgan Emerging Market Bond Index (10%). Unlike mutual funds, the composite index does not include expenses. If expenses were included, the actual returns would be lower.

(b)	The Citigroup USBIG Index is designed to track the performance of bonds issued in the U.S. investment grade bond market. The USBIG Index includes institutionally traded U.S. Treasury, government-sponsored (U.S. agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager.

(c)	The Citigroup U.S. High-Yield Market Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States and Canada.

(d)	The Citigroup World Government Bond Index-Unhedged includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(e)	The J.P. Morgan EMBI Global, which currently covers 27 emerging market countries. Included in the EMBI Global are U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

(f)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Multi Sector Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Multi Sector Bond Fund		Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual	1,000.00	1,056.20	5.18	1.00
	Hypothetical[b]	1,000.00	1,020.16	5.09	1.00

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Multi Sector Bond Fund

Asset Allocation
Corporate Bonds	47.8%
Sovereign Bonds	15.5%
U.S. Government Mortgage Backed Agencies	12.0%
U.S. Treasury Bonds	9.6%
Collateralized Mortgage Obligations	9.1%
Commercial Mortgage Backed Securities	5.6%
U.S. Treasury Notes	2.8%
Asset-Backed Securities	2.8%
Mutual Fund	1.5%
U.S. Government Sponsored & Agency Obligations	1.5%
Municipal Bonds	0.7%
Convertible Corporate Bonds	0.2%
Yankee Dollars	0.1%
Common Stocks ‡	0.0%
Liabilities in excess of other assets	(9.2%)

100.0%

Top Industries †
Diversified Financial Services	4.8%
Diversified Telecommunication Services	3.7%
Energy Equipment & Services	3.1%
Media	2.7%
Oil, Gas & Consumable Fuels	2.7%
Capital Markets	1.8%
Supranational	1.8%
Metals & Mining	1.7%
Commercial Banks	1.6%
Hotels, Restaurants & Leisure	1.5%
Other Industries	74.6%

100.0%

Top Holdings †
U.S. Treasury Bill, 0.08%, 01/20/11	7.4%
Fannie Mae Pool, 4.50%, 01/25/40	2.7%
U.S. Treasury Note, 2.63%, 11/15/20	1.8%
Fannie Mae Pool TBA, 6.00%, 01/25/41	1.7%
Invesco Liquid Assets Portfolio — Institutional Class	1.4%
Fannie Mae Pool TBA, 5.50%, 01/25/41	1.4%
Fannie Mae Pool, 4.00%, 01/25/41	1.3%
Fannie Mae Pool, 5.50%, 06/01/38	1.1%
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/14	0.9%
Fannie Mae Pool TBA, 5.00%, 01/25/41	0.8%
Other Holdings	79.5%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Multi Sector Bond Fund

Asset-Backed Securities 2.8%

	Principal Amount	Market Value

Auto Floor Plan 0.5%
Ally Master Owner Trust, Series 2010-1, Class A, 2.01%, 01/15/15(a)(b)	$660,000	$671,961
Ford Credit Floorplan Master Owner Trust, Series 2010-5, Class A1, 1.50%, 09/15/15	330,000	327,311

		999,272

Automobile 0.4%
AmeriCredit Automobile Receivables Trust, Series 2009-1, Class A2, 2.26%, 05/15/12	77,561	77,702
Nissan Auto Lease Trust, Series 2010-B, Class A4, 1.27%, 10/15/16	285,000	283,558
Nissan Auto Receivables Owner Trust, Series 2010-A, Class A3, 0.87%, 07/15/14	240,000	239,612
Volkswagen Auto Lease Trust, Series 2010-A, Class A4, 1.18%, 10/20/15	290,000	288,277

		889,149

Credit Card 1.1%
BA Credit Card Trust, Series 2007-C1, Class C1, 0.55%, 06/16/14(a)	475,000	468,444
Capital One Multi-Asset Execution Trust, Series 2006-B1, Class B1, 0.54%, 01/15/19(a)	325,000	309,646
Discover Card Master Trust I, Series 1996-4, Class B, 0.81%, 10/16/13(a)	425,000	424,599
Providian Master Note Trust, Series 2006-C1A, Class C1, 0.81%, 03/15/15(a)(b)	510,000	509,490
Washington Mutual Master Note Trust, Series 2006-C2A, Class C2, 0.76%, 08/15/15(a)(b)	540,000	537,291

		2,249,470

Home Equity 0.2%
FDIC Trust, Series 2010-R1, Class A, 2.18%, 05/25/50(b)	213,183	212,892

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Home Equity (continued)
Provident Bank Home Equity Loan Trust, Series 2000-2, Class A1, 0.80%, 08/25/31(a)	$93,667	$48,789
Renaissance Home Equity Loan Trust
Series 2006-4, Class AF2, 5.29%, 01/25/37(c)	240,000	188,986
Series 2007-1, Class AF2, 5.51%, 04/25/37(c)	120,000	63,293

		513,960

Manufactured Housing 0.1%
Mid-State Trust, Series 4, Class A, 8.33%, 04/01/30	213,115	219,984

Other 0.5%
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A1, 0.31%, 01/25/37(a)	97,565	95,949
Countrywide Asset-Backed Certificates, Series 2007-4, Class A2, 5.53%, 09/25/37	300,000	260,302
Credit-Based Asset Servicing and Securitization LLC, Series 2002-CB2, Class A2, 1.36%, 04/25/32(a)	482,970	412,678
Fannie Mae Grantor Trust, Series 2003-T4, Class 2A5, 5.41%, 09/26/33(c)	71,525	70,817
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A, 3.54%, 10/20/32(b)	284,055	278,735

		1,118,481

Total Asset-Backed Securities (cost $5,561,424)		5,990,316

Collateralized Mortgage Obligations 9.1%
American General Mortgage Loan Trust, Series 2010-1A, Class A1, 5.15%, 03/25/58(a)(b)	151,961	157,917
Banc of America Mortgage Securities, Inc.
Series 2004-I, Class 2A2, 3.23%, 10/25/34(a)	46,510	43,942
Series 2004-L, Class 2A1, 3.06%, 01/25/35(a)	244,952	208,734
Series 2005-7, Class 1A4, 7.50%, 08/25/35	249,665	252,936
Series 2005-I, Class 4A1, 5.19%, 10/25/35(a)	194,120	176,491

10	Annual Report 2010

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Banc of America Mortgage Securities, Inc. (continued)
Series 2007-3, Class 1A1, 6.00%, 09/25/37	$504,019	$458,657
Bear Stearns ALT-A Trust, Series 2006-3, Class 33A1, 5.83%, 05/25/36(a)	155,070	87,764
Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A9, 5.75%, 06/25/36	175,000	160,026
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A2A, 0.55%, 10/25/35(a)	6,030	6,016
Countrywide Home Loan Mortgage Pass Through Trust
Series 2005-11, Class 5A1, 0.56%, 03/25/35(a)	374,555	233,503
Series 2006-1, Class A2, 6.00%, 03/25/36	162,361	140,659
Series 2006-HYB3, Class 3A1A, 5.90%, 05/20/36(a)	105,239	75,397
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2003- 4XS, Class A6A, 4.82%, 10/25/33(c)	158,376	159,019
Fannie Mae Interest Strip
Series 207, Class 2, 8.00%, 02/01/23	158,856	33,457
Series 264, Class 2, 8.00%, 07/01/24	383,666	87,541
Series 267, Class 2, 8.50%, 10/01/24	374,370	104,917
Series 274, Class 2, 8.50%, 10/01/25	337,724	65,491
Series 277, Class 2, 7.50%, 04/01/27	191,154	43,689
Fannie Mae REMICS
Series 1997-61, Class PK, 8.00%, 08/18/27	263,987	62,872
Series 2003-32, Class UI, 6.00%, 05/25/33	597,204	125,429
Series 2003-35, Class UI, 6.50%, 05/25/33	174,134	36,841
Series 2003-41, Class IB, 7.00%, 05/25/33	473,484	99,157
Series 2003-44, Class IB, 6.00%, 06/25/33	185,891	37,223
Series 2003-82, Class IA, 6.00%, 08/25/32	79,310	5,556
Series 2004-70, Class EB, 5.00%, 10/25/24	205,000	216,052
Series 2006-22, Class CE, 4.50%, 08/25/23	110,000	111,038

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Fannie Mae REMICS (continued)
Series 2009-39, Class LB, 4.50%, 06/25/29	$125,000	$123,291
Series 2009-69, Class MB, 4.00%, 09/25/29	370,000	352,367
Series 2009-71, Class MB, 4.50%, 09/25/24	180,000	178,694
Series 2009-96, Class DB, 4.00%, 11/25/29	535,000	516,714
Series 2010-85, Class NJ, 4.50%, 08/25/40	590,270	611,241
Fannie Mae-Aces
Series 2006-M2, Class A2F, 5.26%, 05/25/20(a)	40,000	42,988
Series 2010-M7, Class A2, 3.66%, 11/25/20	155,000	150,948
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00%, 09/30/19(b)	596,767	602,671
First Horizon Asset Securities, Inc., Series 2004-AR5, Class 4A1, 5.63%, 10/25/34(a)	34,188	33,989
Freddie Mac REMICS
Series 1103, Class N, 1156.50%, 06/15/21	5	87
Series 2129, Class SG, 6.69%, 06/17/27(a)	684,816	114,394
Series 2557, Class IW, 6.00%, 04/15/32	219,043	11,734
Series 2649, Class IM, 7.00%, 07/15/33	221,534	48,731
Series 2725, Class TA, 4.50%, 12/15/33	20,000	18,549
Series 3123, Class HT, 5.00%, 03/15/26	125,000	127,210
Series 3150, Class EQ, 5.00%, 05/15/26	120,000	121,383
Series 3558, Class G, 4.00%, 08/15/24	485,000	467,145
Series 3599, Class DY, 4.50%, 11/15/29	420,000	406,712
Series 3620, Class EL, 4.00%, 01/15/30	185,000	175,714
Series 3640, Class JA, 1.50%, 03/15/15	876,487	877,631
Series 3653, Class B, 4.50%, 04/15/30	405,000	401,289
Series 3704, Class DC, 4.00%, 11/15/36	204,167	212,819
GMAC Mortgage Corp. Loan Trust, Series 2005-AR2, Class 4A, 4.97%, 05/25/35(a)	122,795	111,665

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Government National Mortgage Association, Series 2010-14, Class A, 4.50%, 06/16/39	$222,043	$234,912
GSMPS Mortgage Loan Trust
Series 2006-RP1, Class 1A2, 7.50%, 01/25/36(b)	224,469	207,354
Series 2006-RP1, Class 1A3, 8.00%, 01/25/36(b)	102,160	98,419
Series 2006-RP1, Class 1A4, 8.50%, 01/25/36(b)	432,287	429,307
Holmes Master Issuer PLC, Series 2010-1A, Class A2, 1.67%, 10/15/54(a)(b)	530,000	529,994
JPMorgan Mortgage Trust
Series 2005-A6, Class 1A2, 5.16%, 09/25/35(a)	195,000	162,563
Series 2005-A8, Class 1A1, 5.41%, 11/25/35(a)	152,224	142,721
Series 2006-A6, Class 1A2, 5.44%, 10/25/36(a)	22,479	20,402
NCUA Guaranteed Notes
Series 2010-C1, Class A2, 2.90%, 10/29/20	585,000	568,782
Series 2010-R1, Class 2A, 1.84%, 10/07/20	1,562,839	1,546,969
Series 2010-R3, Class 3A, 2.40%, 12/08/20	490,000	482,038
Nomura Asset Acceptance Corp., Series 2004-AR2, Class 3A3, 1.18%, 10/25/34(a)	166,879	154,461
RBSSP Resecuritization Trust
Series 2010-10, Class 1A1, 0.44%, 06/26/47(a)(b)	1,169,481	950,532
Series 2010-3, Class 10A1, 2.91%, 07/26/35(a)(b)	623,629	620,364
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 5A4, 5.44%, 06/25/36(a)	93,791	13,431
Structured Asset Securities Corp.
Series 2003-34A, Class 6A, 2.66%, 11/25/33(a)	537,264	504,912
Series 2005-6, Class B2, 5.29%, 05/25/35(a)	350,202	15,021
WaMu Mortgage Pass Through Certificates
Series 2006-AR10, Class 1A1, 5.85%, 09/25/36(a)	617,768	480,791
Series 2006-AR14, Class 1A4, 5.49%, 11/25/36(a)	256,567	198,152

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

WaMu Mortgage Pass Through Certificates (continued)
Series 2007-HY3, Class 4A1, 5.01%, 03/25/37(a)	$440,666	$382,304
Wells Fargo Mortgage Backed Securities Trust
Series 2004-BB, Class A2, 2.75%, 01/25/35(a)	46,326	44,104
Series 2004-P, Class 2A1, 2.91%, 09/25/34(a)	126,915	125,804
Series 2005-14, Class 2A1, 5.50%, 12/25/35	170,186	170,274
Series 2005-17, Class 1A1, 5.50%, 01/25/36	107,623	103,168
Series 2005-AR16, Class 2A1, 2.85%, 10/25/35(a)	845,840	799,499
Series 2005-AR2, Class 2A1, 2.85%, 03/25/35(a)	222,111	203,280
Series 2006-3, Class A1, 5.50%, 03/25/36	383,403	381,428
Series 2006-AR10, Class 5A1, 5.40%, 07/25/36(a)	328,052	263,069
Series 2006-AR11, Class A7, 5.25%, 08/25/36(a)	534,455	199,547
Series 2006-AR6, Class 7A1, 5.07%, 03/25/36(a)	187,849	174,774

Total Collateralized Mortgage Obligations (cost $17,471,963)		19,106,666

Commercial Mortgage Backed Securities 5.6%

Asset Securitization Corp., Series 1997-D5, Class A 3 6.87%, 02/14/43(a)	70,000	76,085
Banc of America Commercial Mortgage, Inc.
Series 2003-1, Class SBB, 5.86%, 03/11/32(b)	85,252	92,131
Series 2003-1, Class SBE, 6.77%, 03/11/32(b)	157,716	173,210
Series 2006-2, Class A4, 5.74%, 05/10/45(a)	150,000	164,214
Series 2006-4, Class A4, 5.63%, 07/10/46	210,000	225,319
Series 2007-2, Class AAB, 5.64%, 04/10/49(a)	140,000	147,294
Series 2008-1, Class A4, 6.15%, 02/10/51(a)	305,000	328,116
Banc of America Commerical Mortgage, Inc., Series 2008-1, Class ASB 6.17%, 02/10/51(a)	40,000	42,927

12	Annual Report 2010

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Bear Stearns Commercial Mortgage Securities
Series 2000-WF2, Class C, 7.59%, 10/15/32(a)	$37,138	$37,109
Series 2001-TOP2, Class A2, 6.48%, 02/15/35	67,612	67,855
Series 2005-PWR9, Class A4B, 4.94%, 09/11/42	35,000	35,477
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4 5.43%, 10/15/49	280,000	299,056
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5 5.62%, 10/15/48	120,000	128,718
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class E 7.27%, 09/15/30(a)	11,418	11,410
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3 6.64%, 01/17/32	137,492	137,655
Commercial Mortgage Pass Through Certificates, Series 2003-LB1A, Class A2 4.08%, 06/10/38	240,000	249,347
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CKN2, Class C1, 6.38%, 04/15/37(a)	55,000	56,678
Series 2002-CKS4, Class B, 5.33%, 11/15/36	190,000	196,654
Series 2003-C3, Class D, 4.13%, 05/15/38	115,000	111,891
CS First Boston Mortgage Securities Corp.
Series 2001-CF2, Class A4, 6.51%, 02/15/34	33,205	33,188
Series 2002-CKP1, Class A3, 6.44%, 12/15/35	14,516	15,057
Series 2003-CPN1, Class A2, 4.60%, 03/15/35	10,000	10,485
Series 2005-C2, Class A3, 4.69%, 04/15/37	117,318	117,665
Series 2005-C6, Class A4, 5.23%, 12/15/40(a)	310,000	333,434
Extended Stay America, Inc., Series 2010-ESHA, Class A 2.95%, 11/05/27(b)	354,431	348,581
First Union Commercial Mortgage Securities, Inc., Series 1997-C2, Class D 7.12%, 11/18/29	110,203	118,142

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2 6.66%, 01/12/43	$25,845	$25,834
First Union National Bank-Bank of America Commercial Mortgage Trust
Series 2001-C1, Class A2, 6.14%, 03/15/33	45,365	45,326
Series 2001-C1, Class C, 6.40%, 03/15/33	25,000	24,976
First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class C 6.73%, 11/18/35	22,793	22,869
GE Capital Commercial Mortgage Corp.
Series 2001-1, Class B, 6.72%, 05/15/33	125,000	125,950
Series 2001-1, Class C, 6.97%, 05/15/33(a)	60,000	60,595
Series 2001-1, Class D, 7.11%, 05/15/33(a)	175,000	176,719
Series 2002-1A, Class A3, 6.27%, 12/10/35	552,714	575,803
Series 2003-C2, Class F, 5.52%, 07/10/37(a)(b)	45,000	45,691
Series 2005-C3, Class A4, 5.05%, 07/10/45(a)	25,693	25,674
Series 2005-C4, Class A4, 5.32%, 11/10/45(a)	240,000	257,453
GMAC Commercial Mortgage Securities, Inc.
Series 2001-C1, Class B, 6.67%, 04/15/34(a)	75,000	75,348
Series 2004-C3, Class A4, 4.55%, 12/10/41	760,000	770,565
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A3, 4.60%, 08/10/38	29,265	29,412
Series 2010-C1, Class A2, 4.59%, 08/10/43(b)	515,000	519,970
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIBC, Class D, 6.75%, 03/15/33	50,000	49,931
Series 2002-C2, Class B, 5.21%, 12/12/34(a)	85,000	88,393
Series 2002-CIB4, Class A2, 5.82%, 05/12/34	108,322	110,055
Series 2003-C1, Class A2, 4.99%, 01/12/37	45,000	47,424
Series 2003-C1, Class B, 5.10%, 01/12/37	165,000	169,306
Series 2006-CB15, Class A4, 5.81%, 06/12/43(a)	420,000	450,276

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Multi Sector Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

JPMorgan Chase Commercial Mortgage Securities Corp. (continued)
Series 2006-LDP7, Class AJ, 5.87%, 04/15/45(a)	$150,000	$136,134
Series 2007-CB20, Class AJ, 6.09%, 02/12/51(a)	115,000	98,980
Series 2009-IWST, Class A1, 4.31%, 12/05/27(b)	158,131	165,951
Series 2010-C1, Class A1, 3.85%, 06/15/43(b)	415,997	426,120
Series 2010-C1, Class A3, 5.06%, 06/15/43(b)	175,000	178,641
Series 2010-CNTR, Class A2, 4.31%, 08/05/32(b)	355,000	334,745
LB-UBS Commercial Mortgage Trust
Series 2000-C4, Class D, 7.70%, 07/15/32	50,110	50,131
Series 2000-C5, Class A2, 6.51%, 12/15/26	201	201
Series 2001-C3, Class B, 6.51%, 06/15/36	55,000	56,198
Series 2004-C2, Class A3, 3.97%, 03/15/29	135,000	137,629
Series 2004-C4, Class A2, 4.57%, 06/15/29(a)	6,328	6,344
Series 2005-C2, Class AAB, 5.01%, 04/15/30	36,835	38,594
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class A2, 4.96%, 07/12/38	330,549	336,780
Series 2005-CIP1, Class AM, 5.11%, 07/12/38(a)	170,000	172,877
Series 2008-C1, Class A4, 5.69%, 02/12/51	525,000	548,059
Morgan Stanley Capital I
Series 2005-IQ9, Class A5, 4.70%, 07/15/56	275,000	289,104
Series 2006-IQ12, Class AM, 5.37%, 12/15/43	55,000	54,874
Morgan Stanley Dean Witter Capital I, Series 2001-FRMA, Class E 6.69%, 07/12/16(a)(b)	60,000	60,047
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.65%, 07/15/45(b)	275,000	280,599
RBSCF Trust, Series 2010-MB1, Class A 2 3.69%, 04/15/24(b)	410,000	421,425
Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class C 6.84%, 11/13/36(a)	125,000	129,275
Wachovia Bank Commercial Mortgage Trust, Series 2004-C14, Class A2 4.37%, 08/15/41	120,744	124,336

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2 4.39%, 11/15/43(b)	$475,000	$469,654

Total Commercial Mortgage Backed Securities (cost $11,368,632)		11,771,966

Convertible Corporate Bonds 0.2%
Capital Markets 0.1%
E*Trade Financial Corp., 0.00%, 08/31/19	60,000	92,850

Marine 0.1%
Horizon Lines, Inc., 4.25%, 08/15/12	250,000	230,313

Total Convertible Corporate Bonds (cost $228,812)		323,163

Corporate Bonds 47.8%
Aerospace & Defense 0.2%
Honeywell International, Inc., 5.30%, 03/01/18	140,000	155,795
Systems 2001 AT LLC, 6.66%, 09/15/13(b)	167,314	183,560

		339,355

Airlines 0.6%
Continental Airlines, Series 2007-1, 7.34%, 04/19/14	107,988	107,988
Continental Airlines 2001-1, Pass Through Trust, Series 01A2, Class A-2, 6.50%, 06/15/11	155,000	156,938
Continental Airlines Pass Through Trust, Series 2002-1, Class G2, 6.56%, 02/15/12	225,000	230,625
Continental Airlines Pass Through Trust, Series 1992-2, Class B, 7.57%, 03/15/20	90,034	90,484
Delta Air Lines 2002-1 Class G-2 Pass Through Trust, Series 02G2, 6.42%, 07/02/12	205,000	212,175
Delta Air Lines, Inc., 12.25%, 03/15/15(b)	195,000	219,862
UAL 2007-1, Pass Through Trust, 7.34%, 07/02/19(b)	247,214	234,853

		1,252,925

14	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Auto Components 0.3%
Accuride Corp., 9.50%, 08/01/18(b)	$60,000	$64,950
American Axle & Manufacturing, Inc., 5.25%, 02/11/14	150,000	147,375
Tenneco, Inc., 6.88%, 12/15/20(b)	100,000	102,250
Titan International, Inc., 7.88%, 10/01/17(b)	140,000	147,700
TRW Automotive, Inc., 8.88%, 12/01/17(b)	125,000	140,000

		602,275

Automobiles 0.3%
Oshkosh Corp., 8.50%, 03/01/20	85,000	93,288
Volvo Treasury AB, 5.95%, 04/01/15(b)	445,000	483,355

		576,643

Beverages 0.9%
Anheuser-Busch Cos., Inc., 5.50%, 01/15/18	195,000	214,092
Anheuser-Busch InBev Worldwide, Inc., 5.00%, 04/15/20	655,000	692,290
CEDC Finance Corp. International, Inc.
8.88%, 12/01/16(b)	200,000	279,955
9.13%, 12/01/16(b)	650,000	690,625

		1,876,962

Biotechnology 0.1%
Celgene Corp., 2.45%, 10/15/15	280,000	271,972

Building Products 0.0%†
USG Corp., 9.75%, 08/01/14(b)	100,000	105,500

Capital Markets 2.0%
Ameriprise Financial, Inc., 7.30%, 06/28/19	540,000	638,082
Bank of New York Mellon Corp. (The)
4.50%, 04/01/13	90,000	96,325
5.13%, 08/27/13	245,000	268,593
Bear Stearns Cos. LLC (The), 5.55%, 01/22/17	570,000	605,818
E*Trade Financial Corp., 12.50%, 11/30/17	325,250	382,169
Goldman Sachs Group, Inc. (The)
5.63%, 01/15/17	830,000	877,674
5.38%, 03/15/20	50,000	51,668
6.75%, 10/01/37	155,000	158,471
Morgan Stanley, 6.63%, 04/01/18	710,000	770,186

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
TD Ameritrade Holding Corp., 4.15%, 12/01/14	$365,000	$377,444

		4,226,430

Chemicals 0.4%
CPG International I, Inc., 7.21%, 07/01/12(a)	95,000	94,763
MacDermid, Inc., 9.50%, 04/15/17(b)	300,000	316,500
Momentive Performance Materials, Inc., 9.00%, 01/15/21(b)	240,000	253,200
Nalco Co., 6.63%, 01/15/19(b)	160,000	163,600

		828,063

Commercial Banks 1.7%
Ally Financial, Inc.
8.30%, 02/12/15	140,000	154,000
7.50%, 09/15/20(b)	165,000	173,044
8.00%, 11/01/31	210,000	226,275
Banco do Nordeste do Brasil SA, 3.63%, 11/09/15(b)	500,000	488,331
BanColombia SA, 6.13%, 07/26/20	300,000	307,140
Bangkok Bank PCL, 4.80%, 10/18/20(b)	230,000	220,391
Barclays Bank PLC, 5.14%, 10/14/20	390,000	350,902
CBQ Finance Ltd., 7.50%, 11/18/19(b)	100,000	111,994
Credit Suisse—New York, 6.00%, 02/15/18	150,000	160,844
Credit Suisse AG, 5.40%, 01/14/20	220,000	224,680
Credit Suisse USA, Inc., 5.13%, 08/15/15	40,000	43,689
NB Capital Trust IV, 8.25%, 04/15/27	170,000	172,125
PNC Funding Corp., 4.38%, 08/11/20	175,000	172,953
Rabobank, Nederland NV, 11.00%, 12/31/49(b)(d)	315,000	407,137
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.13%, 01/14/14(b)	200,000	213,000
Wachovia Corp., 5.50%, 05/01/13	140,000	152,348

		3,578,853

2010 Annual Report	15

Statement of Investments (Continued)

December 31, 2010

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies 0.9%
Brickman Group Holdings, Inc., 9.13%, 11/01/18(b)	$145,000	$146,813
Casella Waste Systems, Inc., 9.75%, 02/01/13	275,000	275,000
DynCorp International, Inc., 10.38%, 07/01/17(b)	160,000	164,000
EnergySolutions, Inc. / EnergySolutions LLC, 10.75%, 08/15/18(b)	175,000	190,969
Iron Mountain, Inc.
7.75%, 01/15/15	97,000	97,242
8.00%, 06/15/20	120,000	126,000
Live Nation Entertainment, Inc., 8.13%, 05/15/18(b)	30,000	30,375
PharmaNet Development Group, Inc., 10.88%, 04/15/17(b)	225,000	234,000
Ticketmaster Entertainment LLC / Ticketmaster Noteco, Inc., 10.75%, 08/01/16	210,000	227,325
Waste Management, Inc., 6.38%, 03/11/15	75,000	85,378
WCA Waste Corp., 9.25%, 06/15/14	290,000	300,150

		1,877,252

Communications Equipment 0.4%
Bresnan Broadband Holdings LLC, 8.00%, 12/15/18(b)	160,000	164,800
Brightstar Corp., 9.50%, 12/01/16(b)	250,000	254,375
Harris Corp., 4.40%, 12/15/20	195,000	194,990
Motorola, Inc., 7.50%, 05/15/25	130,000	141,354

		755,519

Computers & Peripherals 0.1%
Hewlett-Packard Co.
5.50%, 03/01/18	130,000	146,475
3.75%, 12/01/20	85,000	83,138

		229,613

Construction & Engineering 0.1%
Abengoa Finance SAU, 8.88%, 11/01/17(b)	150,000	138,750
Tutor Perini Corp., 7.63%, 11/01/18(b)	150,000	150,750

		289,500

Construction Materials 0.1%
Cemex Finance Europe BV, 4.75%, 03/05/14	150,000	165,367

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance 1.4%
American Express Credit Corp.
1.65%, 11/01/11	$50,000,000	$616,398
2.75%, 09/15/15	195,000	191,819
American Express Credit Corp., Series C, 7.30%, 08/20/13	130,000	146,492
Discover Financial Services, 10.25%, 07/15/19	460,000	570,958
Ford Motor Credit Co. LLC
7.50%, 08/01/12	290,000	308,331
6.63%, 08/15/17	295,000	310,042
HSBC Finance Corp., 6.68%, 01/15/21(b)	240,000	242,468
International Lease Finance Corp.
5.75%, 06/15/11	210,000	211,050
6.50%, 09/01/14(b)	275,000	291,500
Toyota Motor Credit Corp., 3.20%, 06/17/15	175,000	180,764

		3,069,822

Consumer Products 0.1%
Spectrum Brands Holdings, Inc., 9.50%, 06/15/18(b)	150,000	164,813

Containers & Packaging 0.2%
Ball Corp., 5.75%, 05/15/21	95,000	91,913
Berry Plastics Corp., 9.75%, 01/15/21(b)	100,000	99,000
Solo Cup Co., 8.50%, 02/15/14	300,000	270,000

		460,913

Diversified Financial Services 5.3%
AIG SunAmerica Global Financing VI, 6.30%, 05/10/11(b)	395,000	400,925
Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.88%, 09/25/17(b)	150,000	152,625
Alta Wind Holdings LLC, 7.00%, 06/30/35(b)	100,000	106,656
Bank of America Corp., 5.63%, 07/01/20	490,000	499,551
BM&FBovespa SA, 5.50%, 07/16/20(b)	250,000	254,391
Caisse Centrale Desjardins du Quebec, 2.65%, 09/16/15(b)	425,000	417,950
CDP Financial, Inc., 5.60%, 11/25/39(b)	570,000	592,435
Citigroup, Inc., 4.59%, 12/15/15	575,000	599,443

16	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Crown Castle Towers LLC
3.21%, 08/15/15(b)	$300,000	$295,326
4.17%, 08/15/17(b)	525,000	509,626
4.88%, 08/15/20(b)	100,000	96,108
Farmers Exchange Capital, 7.05%, 07/15/28(b)	385,000	372,015
General Electric Capital Corp.
1.88%, 09/16/13	960,000	960,514
4.38%, 09/16/20	85,000	83,653
Grupo Papelero Scribe SA, 8.88%, 04/07/20(b)	250,000	246,250
Harbinger Group, Inc., 10.63%, 11/15/15(b)	100,000	100,500
Interactive Data Corp., 10.25%, 08/01/18(b)	200,000	219,000
IPIC GMTN Ltd., 5.00%, 11/15/20(b)	875,000	857,415
JPMorgan Chase & Co.
2.60%, 01/15/16	600,000	582,163
4.40%, 07/22/20	120,000	118,110
Marsico Holdings LLC / Marsico Co. Notes Corp., 10.63%, 01/15/20(b)	130,000	82,875
Midwest Gaming Borrower LLC / Midwest Finance Corp., 11.63%, 04/15/16(b)	270,000	279,450
Noble Group Ltd., 4.88%, 08/05/15(b)	115,000	118,429
Pinnacle Foods Finance LLC, 10.63%, 04/01/17	300,000	321,000
Reliance Intermediate Holdings LP, 9.50%, 12/15/19(b)	225,000	236,531
Russian Agricultural Bank OJSC Via RSHB Capital SA, 7.50%, 03/25/13	28,000,000	915,475
Sinochem Overseas Capital Co. Ltd., 6.30%, 11/12/40(b)	445,000	455,200
Smurfit Kappa Treasury Funding Ltd., 7.50%, 11/20/25	125,000	115,313
TNK-BP Finance SA, 7.88%, 03/13/18(b)	175,000	198,415
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 8.13%, 12/01/17(b)	275,000	287,375
Vnesheconombank Via VEB Finance Ltd., 6.90%, 07/09/20(b)	415,000	434,712
White Nights Finance BV for Gazprom, 10.50%, 03/25/14	175,000	209,379

		11,118,810

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services 4.0%
AT&T Corp., 8.00%, 11/15/31	$425,000	$534,177
AT&T, Inc., 2.50%, 08/15/15	405,000	403,577
Bakrie Telecom Pte Ltd., 11.50%, 05/07/15(b)	580,000	632,200
British Telecommunications PLC, 9.88%, 12/15/30	110,000	146,611
Clearwire Communications LLC / Clearwire Finance, Inc., 12.00%, 12/01/17(b)	335,000	346,725
Deutsche Telekom International Finance BV, 8.13%, 05/29/12	160,000	233,642
France Telecom SA
8.50%, 03/01/31	40,000	54,377
8.13%, 01/28/33	90,000	163,395
GCI, Inc., 8.63%, 11/15/19	130,000	140,725
Intelsat Luxembourg SA, 11.50%, 02/04/17	148,750	164,369
Level 3 Financing, Inc., 10.00%, 02/01/18	150,000	144,000
Qtel International Finance Ltd., 4.75%, 02/16/21(b)	610,000	581,983
Qwest Corp.
8.88%, 03/15/12	500,000	540,625
8.38%, 05/01/16	175,000	207,375
Sprint Capital Corp.
8.38%, 03/15/12	350,000	370,125
8.75%, 03/15/32	485,000	489,850
Telecom Italia Capital SA, 7.00%, 06/04/18	360,000	381,178
Telefonica Emisiones SAU
2.58%, 04/26/13	240,000	240,193
6.42%, 06/20/16	215,000	234,993
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	300,000	324,993
Telemar Norte Leste SA
5.13%, 12/15/17(b)	275,000	353,702
5.50%, 10/23/20(b)	522,000	502,425
TELUS Corp., 5.05%, 12/04/19	65,000	66,701
tw Telecom Holdings, Inc., 8.00%, 03/01/18	150,000	159,375
Verizon Communications, Inc.
5.50%, 02/15/18	100,000	109,894
8.75%, 11/01/18	245,000	319,925
Wind Acquisition Finance SA
11.75%, 07/15/17(b)	185,000	208,588
7.25%, 02/15/18(b)	455,000	462,962

		8,518,685

2010 Annual Report	17

Statement of Investments (Continued)

December 31, 2010

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities 1.4%
AES Corp. (The), 9.75%, 04/15/16	$250,000	$279,375
Commonwealth Edison Co., 5.80%, 03/15/18	165,000	185,008
Dubai Electricity & Water Authority, 8.50%, 04/22/15(b)	110,000	116,971
E.CL SA, 5.63%, 01/15/21(b)	640,000	634,022
Elwood Energy LLC, 8.16%, 07/05/26	107,611	104,921
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20	174,000	179,442
Ohio Power Co., Series K, 6.00%, 06/01/16	225,000	253,290
Oncor Electric Delivery Co. LLC, 5.00%, 09/30/17(b)	320,000	337,939
Star Energy Geothermal Wayang Windu Ltd., 11.50%, 02/12/15(b)	700,000	796,250
Union Electric Co., 6.70%, 02/01/19	100,000	116,567

		3,003,785

Electronic Equipment, Instruments & Components 0.1%
Jabil Circuit, Inc., 7.75%, 07/15/16	175,000	196,438

Energy Equipment & Services 3.3%
American Petroleum Tankers LLC / AP Tankers Co., 10.25%, 05/01/15(b)	260,000	269,100
Cenovus Energy, Inc., 4.50%, 09/15/14	80,000	85,724
Coffeyville Resources LLC / Coffeyville Finance, Inc., 9.00%, 04/01/15(b)	57,000	60,990
Coffeyville Resources LLC/Coffeyville Finance, Inc., 10.88%, 04/01/17(b)	125,000	134,375
Compton Petroleum Finance Corp., 10.00%, 09/15/17	173,275	142,952
Empresa Nacional del Petroleo, 5.25%, 08/10/20(b)	335,000	334,907
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17(b)	150,000	156,000
Gaz Capital SA for Gazprom, 6.58%, 10/31/13	290,000	480,398
Gazprom Via Gazprom International SA, 7.20%, 02/01/20(b)	327,532	348,003

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services (continued)
Harvest Operations Corp., 6.88%, 10/01/17(b)	$375,000	$386,250
Helix Energy Solutions Group, Inc., 9.50%, 01/15/16(b)	135,000	138,712
Hilcorp Energy I LP / Hilcorp Finance Co., 8.00%, 02/15/20(b)	150,000	158,813
Lukoil International Finance BV, 6.13%, 11/09/20(b)	200,000	200,240
Odebrecht Drilling Norbe VIII / IX Ltd., 6.35%, 06/30/21(b)	400,000	416,000
Petroleos de Venezuela SA, Series 2015, 5.00%, 10/28/15	1,795,000	1,023,150
Petroleos Mexicanos, 5.50%, 01/21/21	885,000	896,062
Reliance Holdings USA, Inc., 4.50%, 10/19/20(b)	750,000	715,615
Total Capital SA, 3.00%, 06/24/15	145,000	148,041
Transocean, Inc.
4.95%, 11/15/15	155,000	160,187
6.00%, 03/15/18	480,000	504,140
6.80%, 03/15/38	160,000	163,978
Weatherford International Ltd., 6.00%, 03/15/18	140,000	150,687
Wind Escrow Holdings, 0.00%, 12/31/49(e)	185,000	2

		7,074,326

Food & Staples Retailing 0.8%
CVS Caremark Corp.
3.25%, 05/18/15	305,000	309,969
6.13%, 09/15/39	180,000	192,323
Kroger Co. (The)
5.00%, 04/15/13	70,000	75,414
3.90%, 10/01/15	130,000	136,592
Rite Aid Corp., 9.75%, 06/12/16	290,000	319,363
Wal-Mart Stores, Inc.
4.25%, 04/15/13	230,000	247,103
4.13%, 02/01/19	210,000	216,525
4.88%, 07/08/40	125,000	119,086

		1,616,375

Food Products 1.1%
ConAgra Foods, Inc., 8.25%, 09/15/30	100,000	124,703
Corp. Pesquera Inca SAC, 9.00%, 02/10/17(b)	235,000	252,108
Cosan SA Industria e Comercio, 8.25%, 12/31/49(b)(f)	250,000	251,875

18	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products (continued)
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc., 9.88%, 02/01/20(b)	$300,000	$300,000
JBS Finance II Ltd., 8.25%, 01/29/18(b)	200,000	201,000
JBS USA LLC / JBS USA Finance, Inc., 11.63%, 05/01/14	150,000	175,500
Kraft Foods, Inc., 2.63%, 05/08/13	225,000	231,394
Michael Food, Inc., 9.75%, 07/15/18(b)	160,000	174,800
Pilgrim’s Pride Corp., 7.88%, 12/15/18(b)	200,000	199,000
Simmons Foods, Inc., 10.50%, 11/01/17(b)	300,000	320,250

		2,230,630

Gas Utilities 1.1%
CenterPoint Energy Resources Corp., 6.25%, 02/01/37	70,000	73,227
Consolidated Natural Gas Co., Series C, 6.25%, 11/01/11	155,000	161,555
El Paso Pipeline Partners Operating Co. LLC
4.10%, 11/15/15	350,000	346,474
6.50%, 04/01/20	275,000	288,528
EQT Corp., 6.50%, 04/01/18	230,000	249,221
Genesis Energy LP / Genesis Energy Finance Corp., 7.88%, 12/15/18(b)	140,000	139,300
Inergy LP/Inergy Finance Corp., 7.00%, 10/01/18(b)	165,000	166,238
Regency Energy Partners LP/Regency Energy Finance Corp.
9.38%, 06/01/16	195,000	214,012
6.88%, 12/01/18	50,000	50,625
Rockies Express Pipeline LLC, 6.85%, 07/15/18(b)	235,000	250,593
Texas Eastern Transmission LP, 7.00%, 07/15/32	215,000	247,938
Williams Partners LP, 3.80%, 02/15/15	210,000	217,015

		2,404,726

Health Care Equipment & Supplies 0.3%
Baxter International, Inc., 4.63%, 03/15/15	35,000	38,116
Boston Scientific Corp.
4.50%, 01/15/15	355,000	362,461
7.38%, 01/15/40	90,000	98,340
Covidien International Finance SA, 6.00%, 10/15/17	100,000	113,651

		612,568

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 1.1%
CRC Health Corp., 10.75%, 02/01/16	$300,000	$300,750
DJO Finance LLC / DJO Finance Corp., 9.75%, 10/15/17(b)	250,000	257,500
Express Scripts, Inc., 6.25%, 06/15/14	285,000	318,619
HCA, Inc., 9.00%, 12/15/14	115,000	120,462
Humana, Inc., 8.15%, 06/15/38	195,000	218,291
Laboratory Corp of America Holdings, 3.13%, 05/15/16	245,000	242,134
Medco Health Solutions, Inc.
6.13%, 03/15/13	10,000	10,895
7.25%, 08/15/13	255,000	289,644
7.13%, 03/15/18	195,000	228,832
Multiplan, Inc., 9.88%, 09/01/18(b)	225,000	239,063
OnCure Holdings, Inc., 11.75%, 05/15/17(b)	200,000	189,000

		2,415,190

Hotels, Restaurants & Leisure 1.6%
Dave & Buster’s, Inc., 11.00%, 06/01/18	225,000	246,938
DineEquity, Inc., 9.50%, 10/30/18(b)	160,000	169,600
Equinox Holdings, Inc., 9.50%, 02/01/16(b)	165,000	174,281
Harrahs Operating Co., Inc., 11.25%, 06/01/17	125,000	140,625
Harrah’s Operating Co., Inc., 5.63%, 06/01/15	375,000	314,062
Mandalay Resort Group, 7.63%, 07/15/13	125,000	118,438
Marina District Finance Co., Inc., 9.88%, 08/15/18(b)	580,000	571,300
McDonald’s Corp., 5.00%, 02/01/19	35,000	38,276
MGM Resorts International, Inc., 5.88%, 02/27/14	305,000	281,362
NPC International, Inc., 9.50%, 05/01/14	200,000	204,500
Pokagon Gaming Authority, 10.38%, 06/15/14(b)	240,000	250,200
Speedway Motorsports, Inc., 8.75%, 06/01/16	110,000	118,525
Starwood Hotels & Resorts Worldwide, Inc., 7.15%, 12/01/19	175,000	193,375
Yonkers Racing Corp., 11.38%, 07/15/16(b)	195,000	214,744
Yum! Brands, Inc.
8.88%, 04/15/11	295,000	301,530

2010 Annual Report	19

Statement of Investments (Continued)

December 31, 2010

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
4.25%, 09/15/15	$135,000	$142,450

		3,480,206

Household Durables 0.2%
Fortune Brands, Inc., 3.00%, 06/01/12	305,000	309,574
Meritage Homes Corp., 6.25%, 03/15/15	135,000	135,675

		445,249

Household Products 0.4%
Central Garden & Pet Co., 8.25%, 03/01/18	125,000	126,563
Church & Dwight Co., Inc., 3.35%, 12/15/15	150,000	150,473
Prestige Brands, Inc.
8.25%, 04/01/18(b)	240,000	248,400
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 9.00%, 04/15/19(b)	325,000	336,781

		862,217

Independent Power Producers & Energy Traders 0.1%
GenOn Energy, Inc., 7.63%, 06/15/14	130,000	132,925

Industrial Conglomerates 0.2%
Textron, Inc., 6.20%, 03/15/15	180,000	196,392
Tyco Electronics Group SA, 6.00%, 10/01/12	205,000	220,409

		416,801

Information Technology Services 0.3%
EVERTEC, Inc., 11.00%, 10/01/18(b)	375,000	377,812
First Data Corp.
10.55%, 09/24/15	8,913	8,445
8.25%, 01/15/21(b)	37,000	35,520
12.63%, 01/15/21(b)	74,000	70,670
8.75%, 01/15/22(b)	37,000	35,798
Stratus Technologies, Inc., 12.00%, 03/29/15(b)	90,000	75,600
SunGard Data Systems, Inc., 10.25%, 08/15/15	100,000	105,125

		708,970

Insurance 1.4%
ACE INA Holdings, Inc., 5.60%, 05/15/15	135,000	148,758
Alliant Holdings I, Inc., 11.00%, 05/01/15(b)	275,000	286,688
American International Group, Inc., 6.40%, 12/15/20	405,000	424,930

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Berkshire Hathaway Finance Corp.
4.00%, 04/15/12	$210,000	$218,397
5.40%, 05/15/18	205,000	224,898
Chubb Corp., 5.75%, 05/15/18	45,000	49,998
HUB International Holdings, Inc., 10.25%, 06/15/15(b)	280,000	280,700
Lincoln National Corp., 6.20%, 12/15/11	750,000	785,530
MetLife, Inc., 2.38%, 02/06/14	115,000	115,546
Mutual of Omaha Insurance Co., 6.95%, 10/15/40(b)	375,000	360,405

		2,895,850

Internet & Catalog Retail 0.4%
HSN, Inc., 11.25%, 08/01/16	175,000	199,719
QVC, Inc., 7.50%, 10/01/19(b)	525,000	552,562

		752,281

Internet Software & Services 0.3%
Symantec Corp.
2.75%, 09/15/15	275,000	268,351
4.20%, 09/15/20	435,000	399,068

		667,419

Leisure Equipment & Products 0.2%
Easton-Bell Sports, Inc., 9.75%, 12/01/16	175,000	192,062
Hasbro, Inc., 6.35%, 03/15/40	200,000	202,377

		394,439

Machinery 0.5%
Cleaver-Brooks, Inc., 12.25%, 05/01/16(b)	90,000	95,512
Colt Defense LLC / Colt Finance Corp., 8.75%, 11/15/17(b)	240,000	177,600
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 04/15/14	310,000	373,461
Liberty Tire Recycling, 11.00%, 10/01/16(b)	140,000	150,150
Navistar International Corp., 8.25%, 11/01/21	170,000	182,750
Timken Co., 6.00%, 09/15/14	45,000	49,535
Trimas Corp., 9.75%, 12/15/17	100,000	109,500

		1,138,508

20	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Marine 0.1%
Martin Midstream Partners LP / Martin Midstream Finance Corp., 8.88%, 04/01/18	$135,000	$139,050

Media 3.0%
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	150,000	178,875
Cengage Learning Acquisitions, Inc., 10.50%, 01/15/15(b)	175,000	180,687
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	95,000	103,313
Columbus International, Inc., 11.50%, 11/20/14(b)	550,000	610,500
Comcast Corp.
5.70%, 05/15/18	325,000	357,671
6.40%, 03/01/40	245,000	262,607
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 4.75%, 10/01/14	380,000	404,988
Idearc Litigation Trusts, 8.00%, 11/15/16	825,000	6,188
Mediacom LLC / Mediacom Capital Corp., 9.13%, 08/15/19	150,000	153,000
NBC Universal, Inc.
3.65%, 04/30/15(b)	340,000	348,736
5.95%, 04/01/41(b)	165,000	164,983
Nielsen Finance Co. LLC/Nielsen Finance Co., 0.00%, 08/01/16(c)	150,000	157,500
Rainbow National Services LLC, 8.75%, 09/01/12(b)	350,000	350,875
Regal Entertainment Group, 9.13%, 08/15/18	55,000	58,575
Telesat Canada/Telesat LLC, 12.50%, 11/01/17	195,000	229,613
Time Warner Cable, Inc., 6.75%, 07/01/18	295,000	343,875
Time Warner, Inc., 3.15%, 07/15/15	265,000	269,245
Umbrella Acquisition, Inc. PIK, 9.75%, 03/15/15(a)(b)	127,337	137,524
United Business Media Ltd., 5.75%, 11/03/20(b)	715,000	686,443
Univision Communications, Inc.
12.00%, 07/01/14(b)	175,000	191,625
7.88%, 11/01/20(b)	60,000	63,000
Viacom, Inc., 6.25%, 04/30/16	325,000	369,859
Visant Corp., 10.00%, 10/01/17(b)	140,000	148,750

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
WMG Holdings Corp., 9.50%, 12/15/14(c)	$260,000	$248,950
WPP Finance UK, 8.00%, 09/15/14	215,000	247,346

		6,274,728

Metals & Mining 1.8%
ALROSA Finance SA, 8.88%, 11/17/14(b)	350,000	391,125
Anglo American Capital PLC, 2.15%, 09/27/13(b)	290,000	292,493
ArcelorMittal, 6.13%, 06/01/18	220,000	234,407
Atkore International, Inc., 9.88%, 01/01/18(b)	150,000	156,000
Berau Capital Resources Pte Ltd., 12.50%, 07/08/15(b)	200,000	232,000
Bumi Investment Pte Ltd., 10.75%, 10/06/17(b)	645,000	703,050
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17	375,000	414,844
Gerdau Trade, Inc., 5.75%, 01/30/21(b)	200,000	200,500
Ryerson, Inc., 12.00%, 11/01/15	125,000	130,938
Southern Copper Corp.
6.38%, 07/27/15	200,000	219,698
7.50%, 07/27/35	150,000	166,470
Vale Overseas Ltd., 6.88%, 11/10/39	565,000	624,285
Vale SA, 4.38%, 03/24/18	100,000	134,449

		3,900,259

Multiline Retail 0.1%
Neiman Marcus Group, Inc. (The), 10.38%, 10/15/15	210,000	221,812

Multi-Utilities 0.1%
Abu Dhabi National Energy Co., 6.50%, 10/27/36(b)	190,000	188,544

Oil, Gas & Consumable Fuels 2.8%
Anadarko Petroleum Corp., 6.38%, 09/15/17	210,000	228,754
Aquilex Holdings LLC / Aquilex Finance Corp., 11.13%, 12/15/16	85,000	86,063
Berry Petroleum Co.
10.25%, 06/01/14	115,000	131,962
6.75%, 11/01/20	70,000	70,350
Bumi Capital Pte Ltd., 12.00%, 11/10/16(b)	290,000	326,975

2010 Annual Report	21

Statement of Investments (Continued)

December 31, 2010

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
CenterPoint Energy Resources Corp., Series B, 7.88%, 04/01/13	$45,000	$50,870
Consol Energy, Inc.
8.00%, 04/01/17(b)	105,000	111,825
8.25%, 04/01/20(b)	75,000	81,000
Devon Energy Corp., 5.63%, 01/15/14	500,000	552,606
Energy Transfer Equity LP, 7.50%, 10/15/20	115,000	118,450
Enterprise Products Operating LLC
5.90%, 04/15/13	80,000	86,778
5.25%, 01/31/20	140,000	145,627
International Coal Group, Inc., 9.13%, 04/01/18	125,000	135,000
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 02/01/21(b)	270,000	276,750
Marathon Oil Corp., 6.50%, 02/15/14	95,000	106,943
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Series B, 8.75%, 04/15/18	125,000	135,312
OPTI Canada, Inc.
9.75%, 08/15/13(b)	150,000	150,000
8.25%, 12/15/14	245,000	174,562
Pemex Project Funding Master Trust
6.63%, 06/15/35	220,000	223,849
6.63%, 06/15/38	285,000	289,482
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 08/14/19(b)	750,000	900,000
Petronas Capital Ltd., 5.25%, 08/12/19(b)	210,000	225,727
Shell International Finance BV
4.00%, 03/21/14	595,000	633,138
4.38%, 03/25/20	295,000	309,413
Williams Partners LP / Williams Partners Finance Corp., 7.25%, 02/01/17	345,000	401,069

		5,952,505

Paper & Forest Products 0.6%
Catalyst Paper Corp., 11.00%, 12/15/16(b)	150,000	141,375
International Paper Co., 7.95%, 06/15/18	245,000	291,541
NewPage Corp., 11.38%, 12/31/14	275,000	258,500
Norske Skogindustrier ASA, 6.13%, 10/15/15(b)	375,000	291,094

Corporate Bonds (continued)

	Principal Amount	Market Value

Paper & Forest Products (continued)
PE Paper Escrow GmbH, 12.00%, 08/01/14(b)	$200,000	$231,390
Pindo Deli Finance BV, 0.00%, 04/28/25(a)(b)	901,231	15,772
Tjiwi Kimia Finance BV, 0.00%, 04/28/27(a)(b)	473,111	14,193

		1,243,865

Personal Products 0.1%
NBTY, Inc., 9.00%, 10/01/18(b)	135,000	144,113

Pharmaceuticals 0.4%
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20(b)	75,000	76,500
Mylan, Inc.
7.63%, 07/15/17(b)	325,000	345,719
7.88%, 07/15/20(b)	225,000	242,437
Novasep Holding SAS, 9.75%, 12/15/16(b)	135,000	95,175

		759,831

Real Estate Investment Trusts (REITs) 0.3%
Sabra Health Care LP / Sabra Capital Corp., 8.13%, 11/01/18(b)	210,000	216,825
Weyerhaeuser Co., 7.38%, 10/01/19	320,000	349,594

		566,419

Real Estate Management & Development 0.1%
Country Garden Holdings Co., 11.25%, 04/22/17(b)	220,000	241,164

Road & Rail 0.2%
CHC Helicopter SA, 9.25%, 10/15/20(b)	115,000	119,025
Kansas City Southern de Mexico SA de CV, 6.63%, 12/15/20(b)	125,000	125,313
RSC Equipment Rental, Inc., 10.00%, 07/15/17(b)	105,000	118,125
United Rentals North America, Inc., 8.38%, 09/15/20	135,000	137,362

		499,825

Semiconductors & Semiconductor Equipment 0.1%
Freescale Semiconductor, Inc., 10.75%, 08/01/20(b)	145,000	158,050

Software 0.2%
Oracle Corp.
3.88%, 07/15/20(b)	100,000	99,408
5.38%, 07/15/40(b)	365,000	369,604

		469,012

22	Annual Report 2010

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail 0.5%
Hillman Group, Inc., 10.88%, 06/01/18	$40,000	$43,900
Home Depot, Inc., 5.40%, 09/15/40	160,000	155,379
Petco Animal Supplies, Inc., 9.25%, 12/01/18(b)	235,000	247,631
Sally Holdings, Inc./Sally Capital, Inc., 10.50%, 11/15/16	160,000	176,400
Staples, Inc., 9.75%, 01/15/14	335,000	405,970

		1,029,280

Supranational 1.7%
Central American Bank for Economic Integration, 5.38%, 09/24/14(b)	150,000	160,055
Corp. Andina de Fomento
3.75%, 01/15/16	400,000	396,542
8.13%, 06/04/19	255,000	300,283
Eurasian Development Bank, 7.38%, 09/29/14(b)	800,000	863,360
Inter-American Development Bank, 6.50%, 08/20/19	870,000	900,922
International Bank for Reconstruction & Development, Series GDIF, 3.75%, 05/19/17	1,800,000	312,437
Nordic Investment Bank, 1.70%, 04/27/17	50,000,000	649,772

		3,583,371

Textiles, Apparel & Luxury Goods 0.1%
Quiksilver, Inc., 6.88%, 04/15/15	175,000	171,062

Tobacco 0.5%
Altria Group, Inc.
9.25%, 08/06/19	10,000	13,051
10.20%, 02/06/39	250,000	361,321
Philip Morris International, Inc.
6.88%, 03/17/14	200,000	230,462
5.65%, 05/16/18	285,000	321,316
Reynolds American, Inc., 7.63%, 06/01/16	140,000	162,712

		1,088,862

Transportation Infrastructure 0.3%
Aeropuertos Argentina 2000 SA, 10.75%, 12/01/20(b)	300,000	318,342
DP World Ltd., 6.85%, 07/02/37(b)	420,000	386,209

		704,551

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services 0.9%
Alltel Corp., 7.00%, 07/01/12	$115,000	$124,781
Buccaneer Merger Sub, Inc., 9.13%, 01/15/19(b)	120,000	123,900
Cricket Communications, Inc., 7.75%, 05/15/16	225,000	233,437
Digicel Group Ltd., 9.13%, 01/15/15(b)	405,000	410,063
NII Capital Corp., 10.00%, 08/15/16	510,000	564,825
Telemovil Finance Co. Ltd., 8.00%, 10/01/17(b)	185,000	190,550
Vodafone Group PLC, 5.63%, 02/27/17	175,000	195,361

		1,842,917

Total Corporate Bonds (cost $97,247,325)		100,937,395

Municipal Bonds 0.7%
Georgia 0.5%
Municipal Electric Authority of Georgia
Series 2010,6.64%, 04/01/57	675,000	659,812
Series 2010,7.06%, 04/01/57	360,000	330,660

		990,472

New Jersey 0.2%
New Jersey State Turnpike Authority, Revenue Bonds, Series 2010, 7.10%, 01/01/41	460,000	498,562

Total Municipal Bonds (cost $1,499,500)		1,489,034

U.S. Government Mortgage Backed Agencies 12.0%
Fannie Mae Pool
Pool# 736280
4.00%, 08/01/18	746,469	779,244
4.00%, 01/25/26	1,115,000	1,148,276
4.50%, 01/25/26	680,000	712,831
Pool# 540017
8.00%, 05/01/30	2,300	2,660
Pool# 564363
8.00%, 01/01/31	926	1,070
Pool# 564993
7.50%, 03/01/31	13,692	15,712
Pool# 606566
7.50%, 10/01/31	5,121	5,880
Pool# 642656
7.00%, 07/01/32	44,220	50,400

2010 Annual Report	23

Statement of Investments (Continued)

December 31, 2010

NVIT Multi Sector Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount		Market Value

Fannie Mae Pool (continued)
Pool# 886574
2.92%, 08/01/36(a)		$263,263	$274,183
Pool# 257231
5.50%, 06/01/38		2,378,445	2,546,255
4.50%, 01/25/40		5,925,000	6,081,456
4.00%, 01/25/41		3,040,000	3,023,852
Fannie Mae Pool TBA
3.50%, 01/25/26		1,450,000	1,459,969
5.00%, 01/25/41		1,855,000	1,950,069
5.50%, 01/25/41		2,905,000	3,107,897
6.00%, 01/25/41		3,610,000	3,923,618
Freddie Mac Gold Pool
Pool# C90381
7.50%, 11/01/20		712	818
Pool# C00712
6.50%, 02/01/29		15,241	17,137
Pool# C39060
8.00%, 06/01/30		469	499
Pool# C41531
8.00%, 08/01/30		1,603	1,874
Pool# C42327
8.00%, 09/01/30		1,328	1,553
Pool# C01104
8.00%, 12/01/30		19,629	22,951
Pool# C48997
8.00%, 03/01/31		33,099	35,394
Pool# C49587
8.00%, 03/01/31		18,598	21,747
Pool# C50477
8.00%, 04/01/31		25,168	29,433
Pool# C53381
8.00%, 06/01/31		3,277	3,652
Pool# C69951
6.50%, 08/01/32		20,821	23,412

Total U.S. Government Mortgage Backed Agencies (cost $25,001,317)			25,241,842

Sovereign Bonds 15.5%
ARGENTINA 1.7%
Argentina Government International Bond
7.00%, 04/17/17		$575,000	522,675
7.82%, 12/31/33	EUR	1,292,524	1,321,308
8.28%, 12/31/33		$522,988	485,071
Inter-American Development Bank, 4.75%, 01/10/14	INR	60,000,000	1,334,411

			3,663,465

AUSTRALIA 0.5%
Queensland Treasury Corp., 6.25%, 06/14/19	AUD	910,000	952,155

Sovereign Bonds (continued)

	Principal Amount		Market Value

BRAZIL 1.5%
Banco Nacional de Desenvolvimento Economico e Social, 4.13%, 09/15/17(b)	EUR	160,000	$208,463
Brazil Notas do Tesouro Nacional
10.00%, 01/01/14	BRL	3,725,000	2,124,764
10.00%, 01/01/17		520,000	287,151
Brazilian Government International Bond, 5.63%, 01/07/41		$650,000	645,125

			3,265,503

CANADA 0.7%
Canadian Government Bond
5.25%, 06/01/12	CAD	330,000	348,961
4.25%, 06/01/18		410,000	450,728
3.75%, 06/01/19		400,000	423,956
Province of Quebec Canada, 4.50%, 12/01/20		180,000	189,888

			1,413,533

CAYMAN ISLANDS 0.1%
Cayman Islands Government Bond, 5.95%, 11/24/19(b)		$150,000	157,697

COLOMBIA 0.1%
Colombia Government International Bond, 7.38%, 03/18/19		235,000	282,000

EGYPT 0.6%
Egypt Government International Bond
8.75%, 07/18/12(b)	EGP	3,800,000	654,608
6.88%, 04/30/40(b)		$620,000	654,100

			1,308,708

EL SALVADOR 0.1%
El Salvador Government International Bond, 7.65%, 06/15/35		105,000	111,038

FRANCE 0.7%
France Government Bond OAT
3.50%, 04/25/20	EUR	850,000	1,151,189
4.00%, 10/25/38		160,000	218,071

			1,369,260

GERMANY 1.5%
Bundesrepublik Deutschland
3.50%, 01/04/16		500,000	716,858
4.25%, 07/04/18		600,000	887,161
3.25%, 01/04/20		450,000	617,824

24	Annual Report 2010

Sovereign Bonds (continued)

	Principal Amount		Market Value

GERMANY (continued)
Bundesrepublik Deutschland (continued)
4.00%, 01/04/37	EUR	700,000	$1,011,749

			3,233,592

INDONESIA 0.2%
Indonesia Government International Bond, 7.75%, 01/17/38(b)		$290,000	352,350

JAPAN 0.3%
Japan Government Ten Year Bond, 0.80%, 03/20/13	JPY	50,000,000	624,121

LITHUANIA 0.2%
Lithuania Government International Bond, 7.38%, 02/11/20(b)		$300,000	331,391

MEXICO 1.6%
Mexican Bonos
7.25%, 12/15/16	MXN	16,645,000	1,399,528
8.00%, 06/11/20		7,515,000	651,706
United Mexican States, 6.05%, 01/11/40		$1,200,000	1,227,000

			3,278,234

PERU 0.3%
Peru Government International Bond
7.13%, 03/30/19		155,000	185,225
7.84%, 08/12/20	PEN	1,300,000	528,385

			713,610

PHILIPPINES 0.4%
Philippine Government International Bond, 4.95%, 01/15/21	PHP	35,000,000	841,666

POLAND 0.9%
Poland Government Bond
5.75%, 04/25/14	PLN	2,900,000	998,847
5.50%, 10/25/19		1,350,000	442,268
Poland Government International Bond, 5.00%, 10/19/15		$450,000	478,032

			1,919,147

QATAR 0.2%
Qatar Government International Bond, 6.40%, 01/20/40(b)		305,000	330,925

Sovereign Bonds (continued)

	Principal Amount		Market Value

RUSSIA 0.4%
Russian Foreign Bond—Eurobond
5.00%, 04/29/20(b)		$750,000	$750,000
7.50%, 03/31/30(c)		129,728	150,031

			900,031

SENEGAL 0.1%
Senegal Government International Bond, 8.75%, 12/22/14		300,000	303,000

SOUTH AFRICA 0.2%
South Africa Government Bond, 6.75%, 03/31/21	ZAR	2,000,000	273,952
South Africa Government International Bond, 5.50%, 03/09/20		$235,000	249,981

			523,933

SOUTH KOREA 0.2%
Korea Finance Corp., 3.25%, 09/20/16		535,000	510,964

SPAIN 0.2%
Spain Government Bond, 6.15%, 01/31/13	EUR	330,000	462,644

SWEDEN 0.4%
Sweden Government Bond, 3.00%, 07/12/16	SEK	6,000,000	897,995

TURKEY 0.1%
Turkey Government International Bond, 6.75%, 05/30/40		$220,000	239,800

UKRAINE 0.1%
Financing of Infrastrucural Projects State Enterprise, 8.38%, 11/03/17(b)		100,000	104,523

UNITED KINGDOM 1.8%
Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 7.65%, 09/07/11		490,000	496,738
United Kingdom Gilt
5.00%, 03/07/18	GBP	625,000	1,106,932
4.50%, 03/07/19		500,000	851,658
4.75%, 03/07/20		350,000	603,364
4.25%, 12/07/40		465,000	728,316

			3,787,008

2010 Annual Report	25

Statement of Investments (Continued)

December 31, 2010

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount		Market Value

VENEZUELA 0.4%
Venezuela Government International Bond, 12.75%, 08/23/22	GBP	1,000,000	$885,000

Total Sovereign Bonds (cost $31,573,658)			32,763,293

U.S. Government Sponsored & Agency Obligations 1.5%
Fannie Mae 1.75%, 03/23/11		675,000	677,323
Federal National Mortgage Association
1.63%, 10/26/15		425,000	414,239
5.00%, 05/11/17		1,050,000	1,177,418
0.00%, 10/09/19		840,000	530,395
Freddie Mac 5.13%, 11/17/17		265,000	301,759

Total U.S. Government Sponsored & Agency Obligations (cost $2,953,061)			3,101,134

U.S. Treasury Bonds 9.6%
U.S. Treasury Bill, 0.08%, 01/20/11		17,100,000	17,099,658
U.S. Treasury Bond
3.88%, 08/15/40		1,230,000	1,132,946
4.38%, 05/15/40		790,000	793,823
U.S. Treasury Bond
6.25%, 08/15/23		690,000	867,244
U.S. Treasury Strip Bond,
0.00%, 08/15/19		520,000	395,115

Total U.S. Treasury Bonds (cost $20,377,047)			20,288,786

U.S. Treasury Notes 2.8%
U.S. Treasury Note
1.38%, 11/30/15		$565,000	549,065
2.38%, 07/31/17		1,065,000	1,051,022
2.63%, 08/15/20		250,000	237,012
2.63%, 11/15/20 (g)		4,340,000	4,093,839

Total U.S. Treasury Notes (cost $5,969,404)			5,930,938

Yankee Dollars 0.1%
Oil, Gas & Consumable Fuels 0.1%
Petro-Canada, 6.05%, 05/15/18		45,000	51,127
Suncor Energy, Inc., 5.95%, 12/01/34		105,000	106,322

			157,449

Yankee Dollars (continued)

	Principal Amount	Market Value

Road & Rail 0.0%†
Canadian National Railway Co., 5.55%, 05/15/18	$45,000	$50,681

Total Yankee Dollars (cost $184,336)		208,130

Common Stocks 0.0%

	Shares	Market Value

Diversified Financial Services 0.0%†
Marisco Holdings LLC *(e)	2,163	$22

Diversified Telecommunication Services 0.0%†
XO Holdings, Inc. *	248	171

Media 0.0%†
Charter Communications, Inc., Class A *	1,118	43,535
Dex One Corp. *	832	6,207
Super Media, Inc. *	651	5,670

		55,412

Total Common Stocks (cost $1,019,789)		55,605

Mutual Fund 1.5%
Money Market Fund 1.5%
Invesco Liquid Assets Portfolio —Institutional Class, 0.19% (h)	3,253,074	3,253,074

Total Mutual Fund (cost $3,253,074)		3,253,074

Total Investments (cost $223,709,342) (i) —109.2%		230,461,342
Liabilities in excess of other assets — (9.2)%		(19,352,912)

NET ASSETS — 100.0%		$211,108,430

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2010 was $55,266,629 which represents 26.18% of net assets.

26	Annual Report 2010

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2010.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date reflects the next call date.

(e)	Fair Valued Security.

(f)	Perpetual bond security. The maturity date reflects the next call date.

(g)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

(h)	Represents 7-day effective yield as of December 31, 2010.

(i)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

ASA	Stock Corporation

BV	Private Limited Liability Company

GmbH	Limited Liability Company

GDIF	Global Debt Issuance Facility

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

OAT	French Treasury Bond

OJSC	Open Joint Stock Company

PCL	Public Company Limited

PLC	Public Limited Company

PIK	Paid In Kind

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

SA de CV	Public Traded Company with Variable Capital

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

TBA	To Be Announced

Currency:
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
EGP	–	Egypt Pound
EUR	–	Euro
GBP	–	Great British Pound
INR	–	Indian Rupee
JPY	–	Japanese Yen
MXN	–	Mexican Peso
PEN	–	Peru Nuevo Sol
PHP	–	Philippines Peso
PLN	–	Poland New Zloty
SEK	–	Swedish Krona
ZAR	–	South Africa Rand

At December 31, 2010, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	JPMorgan Chase Bank	1/05/11	(370,000)	$(356,633)	$(378,385)	$(21,752)
Australian Dollar	JPMorgan Chase Bank	1/05/11	(1,255,000)	(1,209,661)	(1,283,443)	(73,782)
British Pound	JPMorgan Chase Bank	1/05/11	(205,000)	(320,054)	(319,614)	440
British Pound	JPMorgan Chase Bank	1/05/11	(620,349)	(968,511)	(967,179)	1,332
British Pound	JPMorgan Chase Bank	1/05/11	(1,747,233)	(2,727,845)	(2,724,094)	3,751
Euro	JPMorgan Chase Bank	1/05/11	(975,000)	(1,279,785)	(1,302,892)	(23,107)
Euro	JPMorgan Chase Bank	1/05/11	(250,000)	(328,150)	(334,075)	(5,925)
Euro	JPMorgan Chase Bank	1/05/11	(172,872)	(228,168)	(231,009)	(2,841)
Euro	JPMorgan Chase Bank	1/05/11	(4,065,000)	(5,335,719)	(5,432,060)	(96,341)
Mexican Peso	JPMorgan Chase Bank	1/05/11	(3,175,875)	(255,751)	(257,138)	(1,387)
Mexican Peso	JPMorgan Chase Bank	1/05/11	(1,270,350)	(102,300)	(102,855)	(555)
Mexican Peso	JPMorgan Chase Bank	1/05/11	(9,818,188)	(790,652)	(794,941)	(4,289)

Total Short Contracts				$(13,903,229)	$(14,127,685)	$(224,456)

2010 Annual Report	27

Statement of Investments (Continued)

December 31, 2010

NVIT Multi Sector Bond Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Received/ (Delivered)	Contract Value	Market Value	Unrealized Appreciation
Long Contracts:
Australian Dollar	JPMorgan Chase Bank	1/05/11	50,000	$49,283	$51,133	$1,850
Australian Dollar	JPMorgan Chase Bank	1/05/11	500,000	486,590	511,332	24,742
British Pound	JPMorgan Chase Bank	1/05/11	423,503	651,164	660,279	9,115
Canadian Dollar	JPMorgan Chase Bank	1/05/11	129,000	128,055	129,737	1,682
Canadian Dollar	JPMorgan Chase Bank	1/05/11	218,456	216,857	219,705	2,848
Euro	JPMorgan Chase Bank	1/05/11	250,800	333,177	335,144	1,967
Euro	JPMorgan Chase Bank	1/05/11	1,265,000	1,686,346	1,690,419	4,073
Indian Rupee	JPMorgan Chase Bank	1/10/11	34,809,250	772,166	777,612	5,446
Indian Rupee	JPMorgan Chase Bank	1/10/11	24,863,750	551,547	555,437	3,890
Japanese Yen	JPMorgan Chase Bank	1/05/11	83,741,100	1,000,001	1,031,434	31,433
Norwegian Krone	JPMorgan Chase Bank	1/05/11	4,196,508	700,000	719,154	19,154
Swedish Krona	JPMorgan Chase Bank	1/05/11	410,497	58,869	61,032	2,163

Total Long Contracts				$6,634,055	$6,742,418	$108,363

At December 31, 2010, the Fund’s open forward foreign currency contracts were as follows (Note 2):

Counterparty	Delivery Date		Currency Received	Currency Delivered		Market Value	Contract Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	1/05/11	600,000	Australian Dollar	(49,293,000)	Japanese Yen	$607,139	$613,598	$6,459
JPMorgan Chase Bank	1/05/11	150,000	Australian Dollar	(12,323,250)	Japanese Yen	151,785	153,400	1,615

						$758,924	$766,998	$8,074

At December 31, 2010, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation
2	JPN 10 Year Bond	03/10/11	$3,463,727	$29,632

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Multi Sector Bond Fund
Assets:
Investments, at value (cost $223,709,342)	$230,461,342
Cash	20,328

Foreign currencies, at value (cost $816,608)	829,952
Interest and dividends receivable	2,567,024
Receivable for investments sold	706,516
Receivable for capital shares issued	204,669
Reclaims receivable	12,121
Unrealized appreciation on forward foreign currency contracts (Note 2)	121,960
Prepaid expenses	527

Total Assets	234,924,439

Liabilities:
Payable for investments purchased	23,363,331
Payable for capital shares redeemed	23,239
Unrealized depreciation on forward foreign currency contracts (Note 2)	229,979
Accrued expenses and other payables:
Investment advisory fees	114,107
Fund administration fees	10,657
Administrative servicing fees	27,262
Accounting and transfer agent fees	11,123
Trustee fees	1,406
Custodian fees	351
Compliance program costs (Note 3)	132
Professional fees	29,119
Printing fees	3,411
Other	1,892

Total Liabilities	23,816,009

Net Assets	$211,108,430

Represented by:
Capital	$232,297,367
Accumulated undistributed net investment income	1,119,010

Accumulated net realized losses from investment, futures, forward and foreign currency transactions	(28,986,634)

Net unrealized appreciation/(depreciation) from investments	6,752,000

Net unrealized appreciation/(depreciation) from futures (Note 2)	29,632

Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(108,019)

Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	5,074

Net Assets	$211,108,430

Net Assets:
Class I Shares	$211,108,430

Total	$211,108,430

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	24,618,657

Total	24,618,657

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.58

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	29

Statement of Operations

For the Year Ended December 31, 2010

NVIT Multi Sector Bond Fund	NVIT Multi Sector Bond Fund
INVESTMENT INCOME:
Interest income	$12,226,777
Dividend income	24,815
Foreign tax withholding	(3,768)

Total Income	12,247,824

EXPENSES:
Investment advisory fees	1,477,460
Fund administration fees	105,479
Administrative servicing fees Class I Shares	295,834
Professional fees	82,678
Printing fees	34,536
Trustee fees	6,809
Custodian fees	7,333
Accounting and transfer agent fees	46,691
Compliance program costs (Note 3)	405
Other	10,515

Total expenses before earnings credit and expenses reimbursed	2,067,740

Earnings credit (Note 4)	(382)
Expenses reimbursed by adviser (Note 3)	(94,026)

Net Expenses	1,973,332

NET INVESTMENT INCOME	10,274,492

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,846,382
Net realized gains from futures transactions (Note 2)	392,855
Net realized gains from forward and foreign currency transactions (Note 2)	397,118

Net realized gains from investment, futures, forward and foreign currency transactions	6,636,355

Net change in unrealized appreciation/(depreciation) from investments	2,514,422
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	204,468
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts
(Note 2)	(169,546)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	185

Net change in unrealized appreciation/(depreciation) from investments, futures, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	2,549,529

Net realized/unrealized gains from investments, futures, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	9,185,884

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,460,376

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Multi Sector Bond Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$10,274,492	$10,925,622
Net realized gains from investment, futures, forward and foreign currency transactions	6,636,355	6,118,491
Net change in unrealized appreciation from investments, futures, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	2,549,529	17,149,814

Change in net assets resulting from operations	19,460,376	34,193,927

Distributions to Shareholders From:
Net investment income:
Class I	(12,765,020)	(15,555,800)

Change in net assets from shareholder distributions	(12,765,020)	(15,555,800)

Change in net assets from capital transactions	24,372,093	18,033,522

Change in net assets	31,067,449	36,671,649

Net Assets:
Beginning of year	180,040,981	143,369,332

End of year	$211,108,430	$180,040,981

Accumulated undistributed (distributions in excess of) net investment income at end of year	$1,119,010	$(478,898)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$54,131,705	$69,756,620
Dividends reinvested	12,765,020	15,555,800
Cost of shares redeemed	(42,524,632)	(67,278,898)

Change in net assets from capital transactions	$24,372,093	$18,033,522

SHARE TRANSACTIONS:
Class I Shares
Issued	6,290,460	8,746,175
Reinvested	1,505,727	1,952,033
Redeemed	(4,953,485)	(8,513,221)

Total change in shares	2,842,702	2,184,987

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi Sector Bond Fund

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover
Class I Shares
Year Ended December 31, 2010(b)	$8.27	0.45	0.41	0.86	(0.55)	–	(0.55)	$8.58	10.59%		$211,108,430	1.00%	5.21%	1.05%	310.03%
Year Ended December 31, 2009(b)	$7.32	0.55	1.17	1.72	(0.77)	–	(0.77)	$8.27	24.38%		$180,040,981	1.01%	6.89%	1.08%	256.64%
Year Ended December 31, 2008	$9.86	0.50	(2.17)	(1.67)	(0.65)	(0.22)	(0.87)	$7.32	(17.29%	)	$143,369,332	0.98%	5.20%	1.01%	85.31%
Year Ended December 31, 2007	$9.81	0.46	(0.02)	0.44	(0.39)	–	(0.39)	$9.86	4.62%		$240,236,547	1.01%	4.65%	1.01%	101.00%
Year Ended December 31, 2006	$9.78	0.43	0.02	0.45	(0.40)	(0.02)	(0.42)	$9.81	4.84%		$241,027,210	1.02%	4.24%	1.02%	100.56%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi Sector Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company currently hold shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company

2010 Annual Report	33

Notes to Financial Statements (Continued)

December 31, 2010

securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

34	Annual Report 2010

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$5,990,316	$—	$5,990,316
Collateralized Mortgage Obligations	—	19,106,666	—	19,106,666
Commercial Mortgage Backed Securities	—	11,771,966	—	11,771,966
Common Stocks	55,583	—	22	55,605
Convertible Corporate Bonds	—	323,163	—	323,163
Corporate Bonds	—	100,937,393	2	100,937,395
Forward Currency Contracts	—	121,960	—	121,960
Futures Contracts	29,632	—	—	29,632
Municipal Bonds	—	1,489,034	—	1,489,034
Mutual Fund	3,253,074	—	—	3,253,074
Sovereign Bonds	—	32,763,293	—	32,763,293
U.S. Government Mortgage Backed Agencies	—	25,241,842	—	25,241,842
U.S. Government Sponsored &
Agency Obligations	—	3,101,134	—	3,101,134
U.S. Treasury Bonds	—	20,288,786	—	20,288,786
U.S. Treasury Notes	—	5,930,938	—	5,930,938
Yankee Dollars	—	208,130	—	208,130
Total Assets	3,338,289	227,274,621	24	230,612,934
Liabilities:
Forward Foreign Currency Contracts	—	(229,979)	—	(229,979)
Total Liabilities	—	(229,979)	—	(229,979)
Total	$3,338,289	$227,044,642	$24	$230,382,955

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Collateralized Mortgage Obligations	Common Stock	Corporate Bonds	Total
Balance as of 12/31/09	$34,581	$—	$—	$34,581
Accrued Accretion/(Amortization)	—	—	—	—
Realized Gain/(Loss)	(2,553,831)	—	—	(2,553,831)
Change in Unrealized Appreciation/(Depreciation)	2,572,928	(34,648)	—	2,538,280
Net Purchase/(Sales)	(53,678)	34,670	2	(19,006)
Transfer Into Level 3	—	—	—	—
Transfers Out of Level 3	—	—	—	—
Balance as of 12/31/10	$—	$22	$2	$24
Change in Unrealized Appreciation/(Depreciation) for Securities Still Held	$—	$(34,648)	$—	$(34,648)

* See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—“, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Level 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income,

2010 Annual Report	35

Notes to Financial Statements (Continued)

December 31, 2010

and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Futures Contracts

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures

36	Annual Report 2010

contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contracts against defaults.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/(losses) from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010.

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures — Interest rate contracts*	Net Assets — Unrealized appreciation from futures	$29,632
Forward Foreign currency contracts	Unrealized appreciation from forward foreign currency contracts	121,960
Total		$151,592
Liabilities:
Forward Foreign currency contracts	Unrealized depreciation from forward foreign currency contracts	(229,979)
Total		$(229,979)

*	Includes cumulative appreciation/(depreciation) of futures contacts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2010

Realized Gain/(Loss)	Total
Futures — Interest rate contracts	$392,855
Forward Foreign currency contracts	160,235
Total	$553,090

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Futures — Interest rate contracts	$204,468
Forward Foreign currency contracts	(169,546)
Total	$34,922

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(e)	Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During

2010 Annual Report	37

Notes to Financial Statements (Continued)

December 31, 2010

the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a purchase and sale transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date. Income is generated as consideration for entering into mortgage dollar rolls and is included in interest income on the Statement of Operations.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, paydown gains and losses, adjustments to prior period accumulated balances, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

38	Annual Report 2010

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Logan Circle Partners, LP (“the Subadviser”) as subadviser for the Fund and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.75%
$200 million and more	0.70%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $589, 959 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.85% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. NFA has committed to limit its actual recoupment to 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2008 Amount	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$ —	$ 109,509	$ 94,026	$ 203,535

Amount designated as “—” is zero or has been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as

2010 Annual Report	39

Notes to Financial Statements (Continued)

December 31, 2010

Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NMF pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2010, NFS received $295,834 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement ( through April 30, 2010) and the Joint Fund administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $405.

40	Annual Report 2010

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $616,592,060 and sales of $593,890,495 (excluding short-term securities).

For the year ended December 31, 2010, the Fund had purchases of $137,770,523 and sales of $139,515,654 of U.S. Government securities.

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

2010 Annual Report	41

Notes to Financial Statements (Continued)

December 31, 2010

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$12,765,020	$—	$12,765,020	$—	$12,765,020

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,555,800	$—	$15,555,800	$—	$15,555,800

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,001,655	$—	$1,001,655	$—	$(28,574,213)	$6,383,621	$(21,188,937)

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/ (depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$ 224,121,763	$ 9,616,575	$ (3,276,996)	$ 6,339,579

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$15,464,292	2016
$13,109,921	2017

42	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi Sector Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi Sector Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	43

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

44	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	45

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA3, Nationwide Fund Management LLC3 and Nationwide Fund Distributors LLC3, and is a Senior Vice President of NFS3. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust3. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

46	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)3. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	47

NVIT Multi-Manager Small Company Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

10	Statement of Investments

23	Statement of Assets and Liabilities

25	Statement of Operations

26	Statements of Changes in Net Assets

28	Financial Highlights

29	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm

41	Supplemental Information

42	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-SCO (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in stocks of small companies.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

The Fund may purchase securities in initial public offerings (IPOs), which can be very volatile and carry high transaction costs.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds,

2	Annual Report 2010

targeted investor notes (TINs), U.S. Treasury inflation- protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc.; Gartmore Global Partners; Morgan Stanley Investment Management Inc.; Neuberger Berman Management LLC; Putnam Investment Management, LLC; or Waddell & Reed Investment Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc.; Gartmore Global Partners; Morgan Stanley Investment Management Inc.; Neuberger Berman Management LLC; Putnam Investment Management, LLC; or Waddell & Reed Investment Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Multi-Manager Small Company Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Multi-Manager Small Company Fund (Class I at NAV) returned 25.32% versus 26.86% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 149 funds as of December 31, 2010) was 26.42% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s positions in the industrials, materials and energy sectors were among the top performers for the Fund in terms of relative Fund performance for the one-year period.

Industrial sector Fund holding and construction and engineering firm Monadelphous Group Ltd. delivered strong returns during the reporting period. Overall, market conditions continued to strengthen for the global construction industry with high levels of commitment in the development of iron ore, coal and natural gas infrastructure. Another strong-performing industrials stock in the Fund was Japan-based machinery manufacturer Tsugami Corp.

Another industrials sector leader that contributed to Fund performance was global industrial equipment manufacturer Terex Corp. Terex benefited from strength in its aerial work platform and light construction businesses, and paid down debt in an effort to improve its balance sheet, aided by the sale of its mining assets to its peer, Bucyrus International, Inc.

In the materials sector, the Fund’s exposure to Intrepid Potash, Inc., a domestic producer of muriate of potash, was a contributor to Fund performance.

The Fund’s overweight position in the energy sector aided relative Fund performance. Fund holding Approach Resources Inc., an oil and gas exploration and production company, led performance in the energy sector. The company raised its energy reserves significantly during the reporting period due both to the expiration of an unprofitable contract as well as the addition of more acreage in an oil-rich shale formation.

Even though the majority of the Fund’s holdings in the information technology sector detracted from relative Fund performance, Solera Holdings, Inc., a provider of software and services to the automobile insurance claims processing aided relative Fund performance. Solera Holdings’ business continued to expand internationally during the reporting period with double-digit revenue growth in Latin America and Europe.

What areas of investment detracted from Fund performance?

Among the sectors that detracted from relative Fund performance during the reporting period were the information technology, financials and consumer discretionary sectors.

The Fund’s position in Tellabs, Inc., a designer of equipment and services to communications services providers worldwide, hurt relative Fund performance. In the financials sector, the Fund’s exposure to The Hanover Insurance Group, Inc. detracted from Fund performance.

Consumer discretionary Fund holding Home Retail Group plc, owner of a number of U.K. household names, most notably Homebase, the hardware store, and Argos, the in-store catalogue retailer, detracted from Fund performance. Homebase reviewed its product range and engaged in store rationalization and implementation of client-service initiatives, which appeared to pay off. The main negative contributor to Home Retail Group came from Argos, which continued to show signs of weakness. The business continued to struggle in big ticket segments, such as TVs, furniture and gaming. The firm suffered from falling margins, low growth and stiff competition from competitors.

The Fund’s holding in the diversified firm Shenandoah Telecommunications Co. also detracted from Fund performance. The company experienced rising losses in its cable TV business amid costs to retain and attract customers, as well as expenses related to acquisitions.

What is your outlook for the near term?

It is our belief that the recent trend of an improving economy and investor confidence will continue in 2011. We expect the trend to contribute to a more favorable environment for the Fund, which targets anomalies in momentum. The improved health of the

2010 Annual Report	5

corporate sector, with companies beating analysts’ earnings expectations, can be a positive catalyst to the momentum factor as well.

Specific to the valuation factor, we have begun to see increasing efficacy of free cash flow-based valuation metrics. This is attributed to a recent trend that corporations have abundant cash and are looking to spend through acquisitions, and free cash flow is something they often target.

We believe that business valuation levels may revert to their historical norms over time, but we recognize that the path toward this may entail continued volatility as remaining economic and policy issues are addressed.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Jason Kotik, CFA and Michael Manzo, CFA

Subadviser:

Gartmore Global Partners

Portfolio Managers:

Michael J. Gleason and Alexandre Voitenok

Subadviser:

Morgan Stanley Investment Management Inc.

Portfolio Managers:

Sam Chainani, David Cohen, Dennis Lynch, Armistead Nash, Alexander Norton and Jason Yeung

Subadviser:

Neuberger Berman Management LLC

Portfolio Managers:

Robert D’Alelio and Judith M. Vale

Subadviser:

Putnam Investment Management, LLC

Portfolio Manager:

Eric N. Harthun

Subadviser:

Waddell & Reed Investment Management Company

Portfolio Managers:

Kenneth McQuade; Gilbert Scott, CFA; and Mark Seferovich

6	Annual Report 2010

Fund Performance	NVIT Multi-Manager Small Company Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I2	25.32%	3.61%	5.67%
Class II3	24.98%	3.35%	5.41%
Class III[3]	25.35%	3.63%	5.69%
Class IV3	25.34%	3.60%	5.67%
Class Y3	25.57%	3.70%	5.72%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
[3]

These returns until the creation of the Class II shares (March 5, 2002), Class III shares (July 1, 2002), Class IV shares (April 28, 2003) and Class Y shares (March 27, 2008) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III, Class IV and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Expense Ratios

Expense Ratio*

Class I	1.20%
Class II	1.45%
Class III	1.20%
Class IV	1.20%
Class Y	1.05%
*	Current effective prospectus dated May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Company Fund versus performance of the Russell 2000 Index (Russell 2000)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 2000 is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Multi-Manager Small Company Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Multi-Manager Small Company Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,294.70	6.83	1.18
	Hypothetical	[b]	1,000.00	1,019.26	6.01	1.18
Class II Shares	Actual		1,000.00	1,293.70	8.27	1.43
	Hypothetical	[b]	1,000.00	1,018.00	7.27	1.43
Class III Shares	Actual		1,000.00	1,295.00	6.83	1.18
	Hypothetical	[b]	1,000.00	1,019.26	6.01	1.18
Class IV Shares	Actual		1,000.00	1,295.00	6.83	1.18
	Hypothetical	[b]	1,000.00	1,019.26	6.01	1.18
Class Y Shares	Actual		1,000.00	1,296.40	5.96	1.03
	Hypothetical	[b]	1,000.00	1,020.01	5.24	1.03

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Multi-Manager Small Company Fund

Asset Allocation
Common Stocks	97.5%
Repurchase Agreements	3.8%
Mutual Fund	1.6%
Preferred Stocks	0.9%
Exchange Traded Funds	0.2%
Liabilities in excess of other assets	(4.0)%

100.0%

Top Industries †
Machinery	6.7%
Commercial Banks	5.4%
Software	4.0%
Insurance	3.8%
Oil, Gas & Consumable Fuels	3.6%
Specialty Retail	3.5%
Health Care Equipment & Supplies	3.4%
Hotels, Restaurants & Leisure	3.2%
Chemicals	2.6%
Health Care Providers & Services	2.6%
Other Industries*	61.2%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	1.5%
Wabtec Corp.	1.1%
Solera Holdings, Inc.	1.0%
Greenhill & Co., Inc.	0.9%
Hanover Insurance Group, Inc. (The)	0.8%
P.F. Chang’s China Bistro, Inc.	0.8%
CoStar Group, Inc.	0.7%
CapitalSource, Inc.	0.7%
Berry Petroleum Co.	0.7%
Compass Minerals International, Inc.	0.7%
Other Holdings*	91.1%

100.0%

Top Countries †
United States	78.1%
Japan	4.1%
United Kingdom	1.9%
Canada	1.4%
Germany	1.1%
Australia	1.1%
China	0.9%
Bermuda	0.8%
Switzerland	0.7%
Sweden	0.7%
Other Countries*	9.2%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Multi-Manager Small Company Fund

Common Stocks 97.5%

	Shares	Market Value

ARGENTINA 0.2%
Internet Software & Services 0.2%
MercadoLibre, Inc.* (a)	16,740	$1,115,721

AUSTRALIA 0.9%
Automobiles 0.1%
Fleetwood Corp. Ltd.	31,138	413,934

Commercial Services & Supplies 0.1%
Mineral Resources Ltd.	29,827	376,599

Construction & Engineering 0.2%
Ausenco Ltd. (a)	1,059	3,342
Monadelphous Group Ltd.	63,603	1,192,943

		1,196,285

Electric Utilities 0.0%
AET & D Holdings No. 1* (b)	106,305	0

Energy Equipment & Services 0.0%†
Neptune Marine Services Ltd.* (b)	259,684	54,449

Metals & Mining 0.3%
Lynas Corp. Ltd.*	671,193	1,413,319
Panoramic Resources Ltd.	34,607	91,022

		1,504,341

Multiline Retail 0.1%
David Jones Ltd.	87,895	401,558

Oil, Gas & Consumable Fuels 0.0%†
Beach Energy Ltd.	133,757	118,346

Real Estate Management & Development 0.0%†
FKP Property Group	90,025	78,765
Sunland Group Ltd.*	45,874	35,226

		113,991

Trading Companies & Distributors 0.1%
Emeco Holdings Ltd.	267,563	295,747

		4,475,250

AUSTRIA 0.1%
Real Estate Management & Development 0.1%
Immofinanz AG*	99,993	427,381
Immofinanz AG* (b)	103,675	0

		427,381

BELGIUM 0.2%
Food Products 0.1%
Sipef SA (a)	7,627	724,068

Oil, Gas & Consumable Fuels 0.1%
Euronav NV (a)	16,362	277,810

		1,001,878

BERMUDA 0.8%
Insurance 0.8%
Arch Capital Group Ltd.*	11,100	977,355
Aspen Insurance Holdings Ltd.	62,010	1,774,726
Assured Guaranty Ltd.	24,200	428,340

Common Stocks (continued)

	Shares	Market Value

BERMUDA (continued)
Insurance (continued)
Lancashire Holdings Ltd.	80,259	$694,847

		3,875,268

Oil, Gas & Consumable Fuels 0.0%
Infinity Bio-Energy Ltd.* (b)	94,500	0

		3,875,268

BRAZIL 0.2%
Capital Markets 0.0%†
CETIP SA — Balcao Organizado de Ativos e Derivativos	13,807	196,293

Household Durables 0.2%
Brookfield Incorporacoes SA	77,509	403,887
Gafisa SA ADR	22,915	332,955

		736,842

		933,135

CANADA 1.5%
Beverages 0.2%
Cott Corp.*	86,200	776,662

Commercial Banks 0.6%
Canadian Western Bank	99,780	2,845,983

Commercial Services & Supplies 0.1%
Ritchie Bros. Auctioneers, Inc.	18,600	428,730

Electric Utilities 0.3%
Brookfield Infrastructure Partners LP	60,758	1,278,956

Machinery 0.1%
AG Growth International, Inc.	5,600	282,184

Metals & Mining 0.1%
Alamos Gold, Inc.	13,200	249,744
Major Drilling Group International	9,500	396,988

		646,732

Oil, Gas & Consumable Fuels 0.1%
Petrobank Energy & Resources Ltd.*	10,600	268,591
Petrominerales Ltd.	6,508	217,056

		485,647

Software 0.0%†
Computer Modelling Group Ltd. (b)	9,700	252,182

Specialty Retail 0.0%†
Leon’s Furniture Ltd.	13,400	198,320

		7,195,396

CAYMAN ISLANDS 0.1%
Insurance 0.1%
Greenlight Capital Re Ltd., Class A* (a)	23,464	629,070

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

CHINA 1.0%
Automobiles 0.0%†
Dongfeng Motor Group Co. Ltd., H Shares	112,000	$192,894

Electrical Equipment 0.1%
Harbin Power Equipment Co. Ltd., H Shares	350,000	551,998

Energy Equipment & Services 0.1%
Anhui Tianda Oil Pipe Co. Ltd., H Shares	536,000	234,461

Hotels, Restaurants & Leisure 0.0%†
Country Style Cooking Restaurant Chain Co. Ltd. ADR* (a)	9,510	218,730

Internet & Catalog Retail 0.1%
E-Commerce China Dangdang, Inc. ADR* (a)	11,968	323,974

Internet Software & Services 0.4%
Sohu.com, Inc.*	8,200	520,618
Youku.com, Inc. ADR* (a)	22,963	803,935
Youku.com, Inc. Series F, ADR* (b)	210,152	369,867

		1,694,420

Real Estate Management & Development 0.0%†
Shui On Land Ltd.	147,550	70,966

Textiles, Apparel & Luxury Goods 0.1%
Weiqiao Textile Co. Ltd., H Shares	342,000	344,727

Transportation Infrastructure 0.2%
Sichuan Expressway Co. Ltd., H Shares	672,000	432,044
Zhejiang Expressway Co. Ltd., H Shares	556,000	547,659

		979,703

		4,611,873

DENMARK 0.1%
Chemicals 0.0%†
Auriga Industries, Class B	2,708	44,875

Construction & Engineering 0.0%†
Per Aarsleff AS, Class B	939	69,991

Marine 0.0%†
D/S Norden	2,289	83,205

Real Estate Management & Development 0.1%
TK Development AS*	26,519	113,536

		311,607

FINLAND 0.1%
Containers & Packaging 0.0%†
Huhtamaki OYJ	8,498	117,328

Real Estate Management & Development 0.1%
Citycon OYJ	86,775	357,179

Common Stocks (continued)

	Shares	Market Value

FINLAND (continued)
Software 0.0%†
F-Secure OYJ (a)	14,679	$39,231
Tekla OYJ	2,821	35,238

		74,469

		548,976

FRANCE 0.7%
Chemicals 0.0%†
Societe Internationale de Plantations d’Heveas SA	1,077	119,645

Electrical Equipment 0.2%
Nexans SA (a)	9,369	737,978

Gas Utilities 0.0%†
Rubis (a)	1,940	226,053

Hotels, Restaurants & Leisure 0.0%†
Pierre & Vacances (a)	1,614	130,275

Household Durables 0.2%
Nexity SA (a)	16,074	734,770

Industrial Conglomerates 0.1%
Wendel	3,617	333,418

Information Technology Services 0.1%
Groupe Steria SCA	11,132	288,897
Sopra Group SA (a)	1,280	98,865

		387,762

Media 0.1%
Havas SA	97,911	509,639

Oil, Gas & Consumable Fuels 0.0%†
Esso SA Francaise (a)	1,729	232,132

Professional Services 0.0%†
Teleperformance	1,725	58,239

		3,469,911

GABON 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Total Gabon	168	69,381

GERMANY 1.0%
Aerospace & Defense 0.2%
MTU Aero Engines Holding AG	15,222	1,027,756

Machinery 0.3%
Demag Cranes AG* (a)	11,664	565,482
Duerr AG*	1,250	40,130
Gesco AG	1,672	117,336
Gildemeister AG (a)	21,799	487,775
Heidelberger Druckmaschinen AG*	26,799	132,675

		1,343,398

Media 0.1%
CTS Eventim AG	5,601	345,902

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Metals & Mining 0.2%
Aurubis AG	15,901	$932,469

Real Estate Management & Development 0.0%†
Dic Asset AG	16,576	184,587

Semiconductors & Semiconductor Equipment 0.0%†
Phoenix Solar AG	956	30,201

Thrifts & Mortgage Finance 0.2%
Aareal Bank AG*	33,439	1,016,967

		4,881,280

GREECE 0.0%†
Commercial Banks 0.0%†
Piraeus Bank SA*	45,293	221,323

HONG KONG 0.5%
Communications Equipment 0.3%
VTech Holdings Ltd.	118,100	1,388,374

Diversified Financial Services 0.1%
First Pacific Co.	312,000	280,888

Food Products 0.0%†
China Fishery Group Ltd.	61,700	107,486

Marine 0.0%†
Chu Kong Shipping Development Co. Ltd.	678,000	163,905
Jinhui Shipping & Transportation Ltd.*	1	3

		163,908

Pharmaceuticals 0.1%
China Pharmaceutical Group Ltd.	300,000	167,391

Real Estate Investment Trusts (REITs) 0.0%†
Gzi Real Estate Investment Trust	285,000	159,118

Water Utilities 0.0%†
Guangdong Investment Ltd.	320,000	164,536

		2,431,701

INDIA 0.0%†
Internet & Catalog Retail 0.0%†
MakeMyTrip Ltd.* (a)	4,107	111,012

IRELAND 0.5%
Food & Staples Retailing 0.0%†
Fyffes PLC	162,932	80,698

Hotels, Restaurants & Leisure 0.2%
Paddy Power PLC	20,048	822,217

Insurance 0.1%
Beazley PLC	272,623	490,312

Life Sciences Tools & Services 0.2%
ICON PLC ADR*	38,100	834,390

		2,227,617

Common Stocks (continued)

	Shares	Market Value

ISRAEL 0.2%
Communications Equipment 0.2%
Ceragon Networks Ltd.*	64,875	$855,053

Health Care Equipment & Supplies 0.0%†
Syneron Medical Ltd.*	28,200	287,358

		1,142,411

ITALY 0.5%
Commercial Banks 0.0%†
Credito Emiliano SpA	23,438	145,309

Construction Materials 0.0%†
Buzzi Unicem SpA (a)	4,075	46,624

Electronic Equipment, Instruments & Components 0.1%
Esprinet SpA	41,575	307,169

Household Durables 0.1%
Indesit Co. SpA	39,981	429,095

Machinery 0.2%
Danieli & Co. SpA RSP	44,499	770,601

Multi-Utilities 0.0%†
ACEA SpA*	23,407	269,212

Oil, Gas & Consumable Fuels 0.1%
ERG SpA	30,822	430,662

		2,398,672

JAPAN 4.3%
Air Freight & Logistics 0.2%
Kintetsu World Express, Inc.	25,100	714,530

Auto Components 0.3%
Futaba Industrial Co., Ltd.*	13,400	96,734
Press Kogyo Co., Ltd.*	203,000	969,179
Sanden Corp.	34,000	134,964
Teikoku Piston Ring Co., Ltd. (a)	700	7,073

		1,207,950

Automobiles 0.2%
Isuzu Motors Ltd.	231,000	1,043,823

Building Products 0.0%†
Takasago Thermal Engineering Co., Ltd.	11,300	94,414

Chemicals 0.2%
Kanto Denka Kogyo Co., Ltd.	14,000	112,128
Nippon Soda Co., Ltd.	132,000	627,765
Taiyo Holdings Co. Ltd.	4,700	150,214

		890,107

Commercial Banks 0.0%†
Musashino Bank Ltd. (The)	6,600	199,447

Communications Equipment 0.0%†
Mitsui Knowledge Industry Co., Ltd.	1,166	208,888

Computers & Peripherals 0.1%
Melco Holdings, Inc.	9,200	320,711

12	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Construction & Engineering 0.3%
NEC Networks & System Integration Corp.	43,300	$560,967
Taikisha Ltd. (a)	22,200	392,721
Toyo Engineering Corp.	143,000	553,341

		1,507,029

Consumer Finance 0.1%
Hitachi Capital Corp.	20,100	309,533

Distributors 0.0%†
Canon Marketing Japan, Inc.	3,900	55,398

Diversified Financial Services 0.0%†
Ricoh Leasing Co., Ltd.	3,100	84,979

Electrical Equipment 0.0%†
Furukawa Electric Co. Ltd. (a)	35,000	156,632

Electronic Equipment, Instruments & Components 0.1%
Mitsumi Electric Co. Ltd.	4,700	85,893
Sanshin Electronics Co., Ltd.	11,000	91,029
SIIX Corp.	23,500	275,308

		452,230

Food & Staples Retailing 0.3%
Arcs Co. Ltd.	14,200	220,121
Circle K Sunkus Co., Ltd.	25,700	411,627
Cosmos Pharmaceutical Corp.	10,700	409,469
Maruetsu, Inc. (The)	2,000	8,110
Ministop Co., Ltd.	12,100	209,425
Okuwa Co., Ltd.	14,000	146,154

		1,404,906

Food Products 0.0%†
Kewpie Corp.	4,700	59,559
Yonekyu Corp.	10,000	82,864

		142,423

Health Care Equipment & Supplies 0.2%
Eiken Chemical Co., Ltd.	34,600	403,921
Hogy Medical Co., Ltd.	5,000	243,001
Nihon Kohden Corp.	12,600	270,978

		917,900

Health Care Providers & Services 0.2%
BML, Inc.	17,600	492,624
Miraca Holdings, Inc.	12,100	485,725

		978,349

Hotels, Restaurants & Leisure 0.1%
Ohsho Food Service Corp.	5,300	120,748
Pacific Golf Group International Holdings KK	201	138,985

		259,733

Household Durables 0.2%
Rinnai Corp.	13,300	810,786

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Internet Software & Services 0.0%†
Zappallas, Inc.	23	$34,766

Leisure Equipment & Products 0.2%
Fields Corp.	124	194,446
Mars Engineering Corp.	1,000	17,630
Tomy Co. Ltd.	51,000	430,643
Universal Entertainment Corp.*	16,400	476,816

		1,119,535

Machinery 0.3%
Aichi Corp.	26,500	113,594
Hosokawa Micron Corp.	38,000	158,507
Namura Shipbuilding Co., Ltd.	31,800	155,027
Nitta Corp.	4,000	78,380
Tsugami Corp. (a)	134,000	946,413

		1,451,921

Media 0.2%
Daiichikosho Co., Ltd.	8,600	166,510
SKY Perfect JSAT Holdings Inc. (a)	1,180	455,176
WOWOW, INC.	205	363,066

		984,752

Metals & Mining 0.4%
Kyoei Steel Ltd.	21,300	346,281
Mitsubishi Steel Manufacturing Co., Ltd.	111,000	336,039
Nippon Coke & Engineering Co., Ltd.	44,500	87,911
Osaka Steel Co., Ltd.	14,300	253,828
Pacific Metals Co., Ltd.	45,000	380,775
Yamato Kogyo Co. Ltd.	12,100	363,794

		1,768,628

Office Electronics 0.1%
Brother Industries Ltd.	2,500	36,897
Toshiba TEC Corp.	41,000	197,935

		234,832

Personal Products 0.0%†
Mandom Corp.	3,900	105,493

Pharmaceuticals 0.2%
Kaken Pharmaceutical Co., Ltd.	30,000	363,869
Nippon Shinyaku Co., Ltd. (a)	44,000	629,290

		993,159

Real Estate Management & Development 0.1%
Tokyu Livable, Inc.	39,200	468,164

Semiconductors & Semiconductor Equipment 0.0%†
Sumco Corp.* (a)	12,500	177,993

Software 0.1%
Capcom Co., Ltd.	2,700	43,301
DTS Corp.	6,100	75,424
Fuji Soft, Inc.	10,500	181,009

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Software (continued)
MTI Ltd.	118	$228,974
Sumisho Computer Systems Corp.	3,500	62,593

		591,301

Specialty Retail 0.1%
Alpen Co., Ltd.	3,000	53,351
Geo Corp.	546	620,521

		673,872

Textiles, Apparel & Luxury Goods 0.1%
Fujibo Holdings, Inc.	5,000	8,594
Gunze Ltd.	60,000	252,668

		261,262

Trading Companies & Distributors 0.0%†
Hanwa Co., Ltd.	31,000	142,150

		20,767,596

NETHERLANDS 0.5%
Capital Markets 0.1%
BinckBank NV	42,161	654,238

Energy Equipment & Services 0.2%
Core Laboratories NV	9,800	872,690

Internet Software & Services 0.1%
VistaPrint NV*	6,803	312,938

Professional Services 0.0%†
USG People NV*	6,637	135,040

Software 0.1%
Exact Holding NV	4,116	113,029
Unit 4 Agresso NV	6,023	195,300

		308,329

		2,283,235

NEW ZEALAND 0.0%†
Airlines 0.0%†
Air New Zealand Ltd.	30,406	35,553

NORWAY 0.4%
Capital Markets 0.1%
ABG Sundal Collier Holding ASA	213,057	316,331

Commercial Banks 0.1%
SpareBank 1 Nord-Norge	6,904	142,267
SpareBank 1 SR-Bank (a)	26,409	259,017

		401,284

Construction & Engineering 0.1%
Veidekke ASA (a)	44,817	403,234

Energy Equipment & Services 0.1%
Fred Olsen Energy ASA	6,588	292,609
Petroleum Geo-Services ASA*	16,687	262,308

		554,917

Common Stocks (continued)

	Shares	Market Value

NORWAY (continued)
Internet Software & Services 0.0%†
Opera Software ASA (a)	27,651	$137,972

		1,813,738

PORTUGAL 0.2%
Commercial Banks 0.0%†
Banco BPI SA REG (a)	89,548	165,725

Food & Staples Retailing 0.1%
Jeronimo Martins SGPS SA	29,342	447,388

Paper & Forest Products 0.1%
Semapa-Sociedade de Investimento e Gestao	52,904	585,873

		1,198,986

PUERTO RICO 0.3%
Commercial Banks 0.1%
Popular, Inc.*	171,100	537,254

Health Care Providers & Services 0.2%
Triple-S Management Corp., Class B*	39,000	744,120

		1,281,374

SINGAPORE 0.3%
Computers & Peripherals 0.0%†
Creative Technology Ltd.	17,950	56,608

Construction & Engineering 0.0%†
Rotary Engineering Ltd.	176,000	139,805

Distributors 0.1%
Jardine Cycle & Carriage Ltd.	20,000	570,268

Industrial Conglomerates 0.1%
Hong Leong Asia Ltd.	213,000	520,377

Machinery 0.1%
Jaya Holdings Ltd.* (a)	268,000	152,636

Wireless Telecommunication Services 0.0%†
MobileOne Ltd.	66,000	121,009

		1,560,703

SPAIN 0.3%
Diversified Financial Services 0.1%
Corporacion Financiera Alba SA	11,515	592,179

Machinery 0.1%
Construcciones y Auxiliar de Ferrocarriles SA	1,285	671,966

Metals & Mining 0.1%
Tubos Reunidos SA*	108,168	264,934

Paper & Forest Products 0.0%†
Miquel y Costas & Miquel SA	2,776	83,540

		1,612,619

14	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

SWEDEN 0.7%
Hotels, Restaurants & Leisure 0.1%
Betsson AB*	39,574	$688,155

Metals & Mining 0.2%
Boliden AB	46,147	940,194

Professional Services 0.0%†
AF AB, Class B (a)	11,443	237,632

Real Estate Management & Development 0.4%
Kungsleden AB	77,700	710,290
Wihlborgs Fastigheter AB	35,854	1,036,984

		1,747,274

		3,613,255

SWITZERLAND 0.8%
Capital Markets 0.2%
Partners Group Holding AG	4,469	848,049

Commercial Banks 0.2%
Banque Cantonale Vaudoise REG (a)	1,356	711,700

Electronic Equipment, Instruments & Components 0.0%†
Inficon Holding AG REG	251	48,109

Insurance 0.3%
Allied World Assurance Co. Holdings Ltd.	19,400	1,153,136
Helvetia Holding AG REG	1,264	486,163

		1,639,299

Machinery 0.0%†
Kardex AG REG* (a)	110	3,565

Pharmaceuticals 0.0%†
Acino Holding AG REG	830	79,240

Specialty Retail 0.1%
Valora Holding AG REG	975	340,368

		3,670,330

UNITED KINGDOM 1.9%
Air Freight & Logistics 0.0%†
Wincanton PLC	26,162	70,973

Capital Markets 0.2%
Close Brothers Group PLC	4,907	65,234
Tullett Prebon PLC	118,662	710,524

		775,758

Commercial Services & Supplies 0.1%
Babcock International Group PLC	31,387	279,706
RPS Group PLC	82,067	295,235

		574,941

Construction & Engineering 0.0%†
Galliford Try PLC	9,650	44,870
Severfield-Rowen PLC	13,865	66,683

		111,553

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Diversified Telecommunication Services 0.1%
Colt Group SA*	85,604	$183,782
Telecom Plus PLC	18,202	128,324

		312,106

Energy Equipment & Services 0.4%
Petrofac Ltd.	69,818	1,734,778

Food Products 0.1%
Dairy Crest Group PLC	86,770	573,081

Hotels, Restaurants & Leisure 0.2%
Domino’s Pizza UK & IRL PLC	60,191	518,751
Punch Taverns PLC*	24,477	28,776
Restaurant Group PLC	49,641	213,192
Sportingbet PLC	136,865	131,435

		892,154

Household Durables 0.0%†
Pace PLC	81,470	232,086

Independent Power Producers & Energy Traders 0.1%
Drax Group PLC	63,394	365,155

Information Technology Services 0.1%
Computacenter PLC	64,432	388,052

Insurance 0.0%†
Chesnara PLC	19,794	72,677

Internet & Catalog Retail 0.1%
Home Retail Group PLC	129,965	384,056

Media 0.0%†
St. Ives PLC	115,260	193,629
Yell Group PLC*	113,679	25,689

		219,318

Multiline Retail 0.0%†
Debenhams PLC*	76,914	85,255

Oil, Gas & Consumable Fuels 0.0%†
EnQuest PLC*	69,818	152,569

Professional Services 0.1%
ITE Group PLC	95,060	374,245

Road & Rail 0.0%†
Go-Ahead Group PLC	4,213	86,930

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings PLC	162,721	1,110,612

Software 0.1%
Micro Focus International PLC	55,552	337,212

Specialty Retail 0.0%†
Game Group PLC	113,802	124,673
HMV Group PLC	83,586	41,702

		166,375

2010 Annual Report	15

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Thrifts & Mortgage Finance 0.1%
Paragon Group of Cos. PLC	121,892	$341,784

		9,361,670

UNITED STATES 78.9%
Aerospace & Defense 0.5%
American Science & Engineering, Inc.	1,400	119,322
BE Aerospace, Inc.*	50,625	1,874,644
Innovative Solutions & Support, Inc.*	64,972	368,391

		2,362,357

Airlines 0.3%
Hawaiian Holdings, Inc.*	50,087	392,682
SkyWest, Inc.	54,263	847,588

		1,240,270

Auto Components 1.1%
American Axle & Manufacturing Holdings, Inc.*	58,400	751,024
Drew Industries, Inc.	120,240	2,731,853
Exide Technologies*	94,000	884,540
Gentex Corp.	5,700	168,492
Stoneridge, Inc.*	43,865	692,628

		5,228,537

Beverages 0.1%
Boston Beer Co., Inc., Class A*	6,000	570,540

Biotechnology 0.1%
United Therapeutics Corp.*	10,500	663,810

Building Products 0.9%
Gibraltar Industries, Inc.*	240,343	3,261,454
NCI Building Systems, Inc.*	32,729	457,879
Universal Forest Products, Inc.	17,662	687,052

		4,406,385

Capital Markets 2.1%
American Capital Ltd.*	86,500	653,940
Capital Southwest Corp. (a)	1,939	201,268
Cowen Group, Inc., Class A*	91,420	426,017
Duff & Phelps Corp., Class A	44,600	751,956
Greenhill & Co., Inc.	56,674	4,629,132
Hercules Technology Growth Capital, Inc.	90,328	935,798
Horizon Technology Finance Corp.	47,100	680,595
Investment Technology Group, Inc.*	30,831	504,704
TradeStation Group, Inc.*	96,329	650,221
Waddell & Reed Financial, Inc., Class A	14,982	528,715

		9,962,346

Chemicals 2.5%
A. Schulman, Inc.	28,005	641,035
Balchem Corp.	8,700	294,147
Hawkins, Inc.	5,600	248,640
Innophos Holdings, Inc.	25,400	916,432
Intrepid Potash, Inc.*	51,634	1,925,432
Koppers Holdings, Inc.	18,400	658,352

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Chemicals (continued)
LSB Industries, Inc.*	21,600	$524,016
OM Group, Inc.*	21,000	808,710
Omnova Solutions, Inc.*	83,400	697,224
PolyOne Corp.*	30,900	385,941
Rockwood Holdings, Inc.*	34,527	1,350,696
RPM International, Inc.	29,648	655,221
Sensient Technologies Corp.	5,800	213,034
Valspar Corp.	82,930	2,859,426

		12,178,306

Commercial Banks 4.5%
Bancorp, Inc. (The)*	121,679	1,237,475
Bank of Hawaii Corp.	2,600	122,746
Bank of the Ozarks, Inc.	63,650	2,759,227
CapitalSource, Inc.	523,396	3,716,112
Columbia Banking System, Inc.	31,580	665,075
Danvers Bancorp, Inc.	32,239	569,663
First Citizens Bancshares, Inc., Class A	3,916	740,320
First Financial Bancorp	45,463	840,156
First Financial Bankshares, Inc.	3,600	184,248
First Midwest Bancorp, Inc.	38,745	446,342
First of Long Island Corp. (The)	28,591	826,566
First Republic Bank San Francisco*	14,675	427,336
Lakeland Financial Corp.	22,700	487,142
Metro Bancorp, Inc.*	71,460	786,775
PacWest Bancorp	41,739	892,380
SVB Financial Group*	14,165	751,453
Trustmark Corp.	36,515	907,033
Univest Corp. of Pennsylvania (a)	95,910	1,838,595
Westamerica Bancorp	5,900	327,273
Wintrust Financial Corp.	100,430	3,317,203

		21,843,120

Commercial Services & Supplies 1.4%
ACCO Brands Corp.*	67,420	574,418
Clean Harbors, Inc.*	18,777	1,578,770
Covanta Holding Corp. (a)	47,948	824,226
Deluxe Corp.	48,400	1,114,168
Ennis, Inc.	33,000	564,300
Geo Group, Inc. (The)*	17,725	437,099
Healthcare Services Group, Inc.	26,350	428,714
Mobile Mini, Inc.*	12,300	242,187
Rollins, Inc.	41,775	825,056
United Stationers, Inc.*	5,434	346,744

		6,935,682

Communications Equipment 1.3%
Netgear, Inc.*	18,200	612,976
Oplink Communications, Inc.*	50,284	928,745
Powerwave Technologies, Inc.*	217,417	552,239
Riverbed Technology, Inc.*	26,600	935,522
Tellabs, Inc.	453,920	3,077,578

		6,107,060

16	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Computers & Peripherals 0.5%
BancTec, Inc.* (b)(c)	36,134	$108,402
Quantum Corp.*	233,900	870,108
Stratasys Inc.*	44,200	1,442,688

		2,421,198

Construction & Engineering 0.5%
EMCOR Group, Inc.*	27,500	796,950
Layne Christensen Co.*	9,500	326,990
Orion Marine Group, Inc.*	38,900	451,240
Tutor Perini Corp.	35,800	766,478
UniTek Global Services, Inc.*	27,932	274,287

		2,615,945

Construction Materials 0.5%
Eagle Materials, Inc. (a)	43,385	1,225,626
Texas Industries, Inc. (a)	24,643	1,128,157

		2,353,783

Containers & Packaging 0.5%
AptarGroup, Inc.	23,300	1,108,381
Silgan Holdings, Inc.	41,558	1,488,192

		2,596,573

Distributors 0.6%
Core-Mark Holding Co., Inc.*	16,200	576,558
LKQ Corp.*	97,412	2,213,201

		2,789,759

Diversified Consumer Services 1.4%
Archipelago Learning, Inc.*	45,350	444,883
Capella Education Co.*	35,200	2,343,616
Career Education Corp.*	18,515	383,816
Grand Canyon Education, Inc.*	13,900	272,301
Hillenbrand, Inc.	11,600	241,396
Lincoln Educational Services Corp.	20,198	313,271
Matthews International Corp., Class A	9,300	325,314
Strayer Education, Inc.	14,700	2,237,634

		6,562,231

Diversified Financial Services 1.5%
Gain Capital Holdings, Inc.*	55,938	514,630
MSCI, Inc., Class A*	65,911	2,567,893
NewStar Financial, Inc.*	82,900	876,253
Pico Holdings, Inc.*	31,933	1,015,469
Portfolio Recovery Associates, Inc.*	30,400	2,286,080

		7,260,325

Diversified Telecommunication Services 0.4%
Cogent Communications Group, Inc.*	130,830	1,849,936

Electric Utilities 0.7%
Great Plains Energy, Inc.	41,329	801,369
UIL Holdings Corp.	34,287	1,027,239
Unisource Energy Corp.	46,214	1,656,310

		3,484,918

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Electrical Equipment 1.0%
Acuity Brands, Inc.	9,100	$524,797
EnerSys*	21,782	699,638
General Cable Corp.*	84,900	2,979,141
GrafTech International Ltd.*	44,800	888,832

		5,092,408

Electronic Equipment, Instruments & Components 1.4%
DTS, Inc.*	19,950	978,548
Electro Scientific Industries, Inc.*	44,200	708,526
Littelfuse, Inc.	39,300	1,849,458
Multi-Fineline Electronix, Inc.*	32,900	871,521
Smart Modular Technologies (WWH), Inc.*	109,338	629,787
Trimble Navigation Ltd.*	14,300	570,999
TTM Technologies, Inc.*	72,586	1,082,257

		6,691,096

Energy Equipment & Services 2.8%
CARBO Ceramics, Inc.	9,250	957,745
Dresser-Rand Group, Inc.*	42,400	1,805,816
Dril-Quip, Inc.*	21,600	1,678,752
Helix Energy Solutions Group, Inc.*	33,200	403,048
Lufkin Industries, Inc.	7,800	486,642
Natural Gas Services Group, Inc.*	58,800	1,111,908
Oceaneering International, Inc.*	10,500	773,115
Pioneer Drilling Co.*	89,548	788,918
TETRA Technologies, Inc.*	188,510	2,237,614
Tidewater, Inc.	59,455	3,201,057

		13,444,615

Food & Staples Retailing 0.6%
Ruddick Corp.	35,898	1,322,482
Spartan Stores, Inc.	46,971	796,159
Weis Markets, Inc.	17,182	692,950

		2,811,591

Food Products 0.8%
Darling International, Inc.*	30,600	406,368
Flowers Foods, Inc.	6,600	177,606
J&J Snack Foods Corp.	5,283	254,852
Lancaster Colony Corp.	4,600	263,120
Sanderson Farms, Inc.	13,600	532,440
Smithfield Foods, Inc.*	76,780	1,583,971
TreeHouse Foods, Inc.*	17,600	899,184

		4,117,541

Gas Utilities 0.8%
Energen Corp.	22,698	1,095,405
New Jersey Resources Corp.	11,650	502,232
Northwest Natural Gas Co.	4,100	190,527
South Jersey Industries, Inc.	11,500	607,430
Southwest Gas Corp.	41,247	1,512,527

		3,908,121

2010 Annual Report	17

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Health Care Equipment & Supplies 3.2%
Abaxis, Inc.*	25,900	$695,415
American Medical Systems Holdings, Inc.*	26,800	505,448
Cutera, Inc.*	60,697	503,178
Gen-Probe, Inc.*	21,713	1,266,954
Haemonetics Corp.*	14,300	903,474
Hill-Rom Holdings, Inc.	50,200	1,976,374
IDEXX Laboratories, Inc.*	4,304	297,923
Immucor, Inc.*	19,100	378,753
Masimo Corp.	42,200	1,226,754
Meridian Bioscience, Inc.	23,700	548,892
NuVasive, Inc.*	59,900	1,536,435
Palomar Medical Technologies, Inc.*	35,074	498,401
Sirona Dental Systems, Inc.*	10,038	419,388
Solta Medical, Inc.*	104,310	318,145
Teleflex, Inc.	27,770	1,494,304
Volcano Corp.*	65,600	1,791,536
West Pharmaceutical Services, Inc.	6,000	247,200
Wright Medical Group, Inc.*	4,600	71,438
Zoll Medical Corp.*	28,200	1,049,886

		15,729,898

Health Care Providers & Services 2.3%
Addus HomeCare Corp.*	56,000	229,040
Amsurg Corp.*	45,934	962,317
Ensign Group, Inc. (The)	26,600	661,542
Health Management Associates, Inc., Class A*	91,060	868,712
Healthways, Inc.*	51,800	578,088
HMS Holdings Corp.*	19,467	1,260,878
Landauer, Inc.	4,700	281,859
LCA-Vision, Inc.*	27,344	157,228
LHC Group, Inc.*	88,860	2,665,800
MWI Veterinary Supply, Inc.*	18,500	1,168,275
Providence Service Corp. (The)*	47,300	760,111
PSS World Medical, Inc.*	10,500	237,300
Sun Healthcare Group, Inc.*	74,151	938,752
VCA Antech, Inc.*	26,161	609,290

		11,379,192

Health Care Technology 0.8%
athenahealth, Inc.* (a)	44,521	1,824,471
MedAssets, Inc.*	32,149	649,088
Omnicell, Inc.*	15,500	223,975
Quality Systems, Inc.	5,400	377,028
Vital Images, Inc.*	42,364	592,249

		3,666,811

Hotels, Restaurants & Leisure 2.7%
BJ’s Restaurants, Inc.*	24,072	852,871
Brinker International, Inc.	12,500	261,000
Denny’s Corp.*	240,500	860,990
DineEquity, Inc.*	10,800	533,304
Domino’s Pizza, Inc.*	57,626	919,135

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Hotels, Restaurants & Leisure (continued)
Gaylord Entertainment Co.*	12,869	$462,512
Lakes Entertainment, Inc.*	71,676	204,277
P.F. Chang’s China Bistro, Inc. (a)	81,772	3,962,671
Penn National Gaming, Inc.*	49,130	1,726,919
Vail Resorts, Inc.* (a)	36,310	1,889,572
WMS Industries, Inc.*	31,420	1,421,441

		13,094,692

Household Durables 0.8%
Ethan Allen Interiors, Inc. (a)	106,020	2,121,460
iRobot Corp.*	22,398	557,262
M/I Homes, Inc.*	36,025	554,064
Newell Rubbermaid, Inc.	31,664	575,652

		3,808,438

Household Products 0.1%
Church & Dwight Co., Inc.	9,700	669,494

Industrial Conglomerates 0.1%
Raven Industries, Inc.	10,537	502,510

Information Technology Services 1.2%
Acxiom Corp.*	54,418	933,269
Alliance Data Systems Corp.* (a)	18,932	1,344,740
CSG Systems International, Inc.*	29,981	567,840
Forrester Research, Inc.	54,915	1,937,950
Information Services Group, Inc.*	99,820	208,624
Jack Henry & Associates, Inc.	7,100	206,965
Mantech International Corp., Class A*	11,400	471,162
NCI, Inc., Class A*	12,900	296,571

		5,967,121

Insurance 2.5%
American Equity Investment Life Holding Co.	60,967	765,136
AMERISAFE, Inc.*	96,540	1,689,450
Employers Holdings, Inc.	40,195	702,608
Hanover Insurance Group, Inc. (The)	85,591	3,998,811
Harleysville Group, Inc.	22,100	811,954
HCC Insurance Holdings, Inc.	30,898	894,188
Horace Mann Educators Corp.	33,317	601,039
Infinity Property & Casualty Corp.	16,082	993,868
Reinsurance Group of America, Inc.	12,665	680,237
RLI Corp.	10,900	573,013
Safety Insurance Group, Inc.	12,600	599,382

		12,309,686

Internet & Catalog Retail 1.0%
Blue Nile, Inc.* (a)	51,745	2,952,569
NutriSystem, Inc. (a)	71,558	1,504,865
PetMed Express, Inc.	11,200	199,472

		4,656,906

Internet Software & Services 1.6%
comScore, Inc.*	18,179	405,573

18	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Internet Software & Services (continued)
Constant Contact, Inc.*	56,400	$1,747,836
DealerTrack Holdings, Inc.*	89,200	1,790,244
GSI Commerce, Inc.*	39,696	920,947
OpenTable, Inc.* (a)	16,464	1,160,383
Stamps.com, Inc.	39,964	529,523
Web.com Group, Inc.*	134,219	1,134,151

		7,688,657

Leisure Equipment & Products 0.1%
Polaris Industries, Inc.	5,100	397,902

Life Sciences Tools & Services 1.0%
Dionex Corp.*	5,600	660,856
PerkinElmer, Inc.	64,000	1,652,480
Techne Corp.	39,086	2,566,778

		4,880,114

Machinery 6.0%
ArvinMeritor, Inc.*	52,300	1,073,196
Astec Industries, Inc.*	3,400	110,194
Badger Meter, Inc.	16,300	720,786
Cascade Corp.	14,117	667,452
Chart Industries, Inc.*	7,500	253,350
Clarcor, Inc.	25,500	1,093,695
Commercial Vehicle Group, Inc.*	61,500	999,375
Dynamic Materials Corp.	67,097	1,514,379
FreightCar America, Inc.	84,700	2,451,218
Gardner Denver, Inc.	24,200	1,665,444
Graco, Inc.	49,400	1,948,830
Harsco Corp.	88,838	2,515,892
Kennametal, Inc.	57,066	2,251,825
Lincoln Electric Holdings, Inc.	2,000	130,540
Lindsay Corp.	6,000	356,580
NACCO Industries, Inc., Class A	5,700	617,709
Nordson Corp.	17,541	1,611,667
Robbins & Myers, Inc.	8,700	311,286
Terex Corp.*	83,057	2,578,089
Toro Co. (The)	3,811	234,910
Valmont Industries, Inc.	5,100	452,523
Wabtec Corp.	103,210	5,458,777

		29,017,717

Media 0.3%
McClatchy Co. (The), Class A*	104,700	488,949
Morningstar, Inc.	18,477	980,759

		1,469,708

Metals & Mining 1.7%
AK Steel Holding Corp.	152,600	2,498,062
Compass Minerals International, Inc.	38,230	3,412,792
Horsehead Holding Corp.*	52,630	686,295
Molycorp, Inc.* (a)	32,945	1,643,956

		8,241,105

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Multi-Utilities 0.4%
Avista Corp.	53,547	$1,205,878
CMS Energy Corp.	48,300	898,380

		2,104,258

Multiline Retail 0.2%
Gordmans Stores, Inc.*	47,778	800,759

Office Electronics 0.1%
Zebra Technologies Corp., Class A*	13,547	514,650

Oil, Gas & Consumable Fuels 3.3%
Approach Resources, Inc.*	82,397	1,903,371
Berry Petroleum Co., Class A (a)	79,200	3,461,040
Brigham Exploration Co.*	113,127	3,081,579
Cabot Oil & Gas Corp.	18,900	715,365
Concho Resources, Inc.*	11,100	973,137
Gulfport Energy Corp.*	11,800	255,470
James River Coal Co.*	31,715	803,341
Northern Oil and Gas, Inc.*	10,100	274,821
Penn Virginia Corp.	15,682	263,771
PetroQuest Energy, Inc.*	47,365	356,658
Resolute Energy Corp.*	22,800	336,528
Rex Energy Corp.*	40,770	556,511
Rosetta Resources, Inc.*	18,900	711,396
Scorpio Tankers, Inc.*	46,442	469,529
SM Energy Co.	20,815	1,226,628
Swift Energy Co.*	22,100	865,215

		16,254,360

Paper & Forest Products 0.3%
Buckeye Technologies, Inc.	54,600	1,147,146
Louisiana-Pacific Corp.*	51,423	486,462

		1,633,608

Pharmaceuticals 0.6%
ISTA Pharmaceuticals, Inc.*	105,400	540,702
Questcor Pharmaceuticals, Inc.*	52,600	774,798
ViroPharma, Inc.*	83,739	1,450,359

		2,765,859

Professional Services 1.7%
Advisory Board Co. (The)*	46,516	2,215,557
Corporate Executive Board Co. (The)	36,932	1,386,797
CoStar Group, Inc.* (a)	64,650	3,721,254
Exponent, Inc.*	26,600	998,298

		8,321,906

Real Estate Investment Trusts (REITs) 1.9%
Apartment Investment & Management Co., Class A	15,300	395,352
Chimera Investment Corp.	156,689	643,992
Colony Financial, Inc.	39,061	782,001
Entertainment Properties Trust	15,600	721,500
Essex Property Trust, Inc.	2,732	312,049

2010 Annual Report	19

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Real Estate Investment Trusts (REITs) (continued)
Government Properties Income Trust	23,800	$637,602
Healthcare Realty Trust, Inc.	49,820	1,054,689
LaSalle Hotel Properties	22,398	591,307
MFA Financial, Inc.	46,717	381,211
One Liberty Properties, Inc.	26,370	440,379
PS Business Parks, Inc.	13,200	735,504
Sabra Health Care REIT, Inc.	101,051	1,859,338
Taubman Centers, Inc.	9,749	492,130
Winthrop Realty Trust	28,519	364,758

		9,411,812

Real Estate Management & Development 0.5%
Campus Crest Communities, Inc.	36,105	506,192
Consolidated-Tomoka Land Co. (a)	5,549	160,366
Jones Lang LaSalle, Inc.	18,460	1,549,163

		2,215,721

Road & Rail 1.1%
Con-way Inc.	44,270	1,618,954
J.B. Hunt Transport Services, Inc.	27,100	1,105,951
Kansas City Southern*	40,180	1,923,015
RailAmerica, Inc.*	53,181	688,694

		5,336,614

Semiconductors & Semiconductor Equipment 1.8%
Atmel Corp.*	35,040	431,693
Cavium Networks, Inc.*	21,700	817,656
Cymer, Inc.*	12,798	576,806
GT Solar International, Inc.*	24,600	224,352
Pericom Semiconductor Corp.*	70,600	775,188
Semtech Corp.*	53,500	1,211,240
Silicon Laboratories, Inc.*	25,600	1,178,112
Teradyne, Inc.*	178,000	2,499,120
Tessera Technologies, Inc.*	54,016	1,196,454

		8,910,621

Software 3.8%
Advent Software, Inc.* (a)	10,675	618,296
Blackbaud, Inc.	17,800	461,020
Blackboard, Inc.* (a)	13,445	555,279
CommVault Systems, Inc.*	33,400	955,908
Concur Technologies, Inc.*	10,500	545,265
FactSet Research Systems, Inc.	21,400	2,006,464
MICROS Systems, Inc.*	70,990	3,113,621
NetSuite, Inc.* (a)	26,840	671,000
RealD Inc.*	9,200	238,464
Rosetta Stone, Inc.*	39,033	828,280
Smith Micro Software, Inc.*	66,600	1,048,284
Solera Holdings, Inc.	101,759	5,222,272
SuccessFactors, Inc.*	30,908	895,096
Synchronoss Technologies, Inc.*	27,800	742,538

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Software (continued)
TeleCommunication Systems, Inc., Class A*	146,200	$682,754

		18,584,541

Specialty Retail 3.3%
Aaron’s, Inc.	45,550	928,764
Charming Shoppes, Inc.*	123,200	437,360
Citi Trends, Inc.*	28,605	702,253
Collective Brands, Inc.*	23,800	502,180
Dress Barn, Inc. (The)*	85,481	2,258,408
Express, Inc.	51,988	977,374
Haverty Furniture Cos., Inc.	14,100	183,018
Hibbett Sports, Inc.*	13,600	501,840
Lithia Motors, Inc., Class A	39,000	557,310
Monro Muffler Brake, Inc.	49,980	1,728,808
OfficeMax, Inc.*	34,563	611,765
O’Reilly Automotive, Inc.*	7,830	473,089
Pier 1 Imports, Inc.*	30,300	318,150
Sally Beauty Holdings, Inc.*	26,900	390,857
Stage Stores, Inc.	36,497	632,858
Talbots, Inc.*	165,600	1,410,912
Tractor Supply Co.	48,030	2,328,975
Zumiez, Inc.*	41,200	1,107,044

		16,050,965

Textiles, Apparel & Luxury Goods 1.6%
Columbia Sportswear Co.	23,400	1,411,020
Iconix Brand Group, Inc.*	32,697	631,379
Kenneth Cole Productions, Inc., Class A*	36,187	451,976
K-Swiss, Inc., Class A*	44,100	549,927
Phillips-Van Heusen Corp.	38,172	2,405,218
Steven Madden Ltd.*	9,527	397,466
Under Armour, Inc., Class A*	39,400	2,160,696

		8,007,682

Thrifts & Mortgage Finance 2.4%
Berkshire Hills Bancorp, Inc.	11,573	255,763
Brookline Bancorp, Inc.	88,100	955,885
Capitol Federal Financial, Inc.	11,833	140,931
Dime Community Bancshares, Inc.	21,850	318,792
ESSA Bancorp, Inc.	40,015	528,998
Ocwen Financial Corp.*	158,020	1,507,511
Oritani Financial Corp.	66,793	817,547
Provident Financial Services, Inc.	38,300	579,479
Provident New York Bancorp	58,300	611,567
United Financial Bancorp, Inc.	42,264	645,371
Walker & Dunlop, Inc.*	66,923	675,253
Washington Federal, Inc.	161,475	2,732,157
Westfield Financial, Inc.	192,260	1,778,405

		11,547,659

20	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Trading Companies & Distributors 1.2%
Aceto Corp.	139,765	$1,257,885
Applied Industrial Technologies, Inc.	22,998	746,975
Beacon Roofing Supply, Inc.*	134,900	2,410,663
DXP Enterprises, Inc.*	32,148	771,552
H&E Equipment Services, Inc.*	75,114	869,069

		6,056,144

Water Utilities 0.1%
American States Water Co.	12,200	420,534

Wireless Telecommunication Services 0.4%
NTELOS Holdings Corp.	45,581	868,318
Shenandoah Telecommunications Co.	65,310	1,223,256

		2,091,574

		384,007,671

VIRGIN ISLANDS, BRITISH 0.3%
Air Freight & Logistics 0.3%
UTi Worldwide, Inc.	56,640	1,200,768

Total Common Stocks (cost $376,483,410)		474,486,361

Preferred Stocks 0.9%
GERMANY 0.2%
Biotechnology 0.1%
Biotest AG (a)	3,879	240,204
Media 0.1%
ProSiebenSat.1 Media AG	21,132	634,281

		874,485

UNITED STATES 0.7%
Consumer Finance 0.0%†
Xoom Corp.* (b)	96,245	192,490
Electrical Equipment 0.1%
Better Place* (b)	108,194	324,582
Health Care Equipment & Supplies 0.1%
Pacific Biosciences of California, Inc.*	51,877	384,927
Health Care Technology 0.1%
Castlight Health, Inc* (b)	65,959	271,165
Internet Software & Services 0.2%
Ning, Inc.* (b)	63,095	367,213
Twitter, Inc. Series E* (b)	21,064	964,841
Pharmaceuticals 0.2%
Ironwood Pharmaceuticals*	93,487	967,590

		3,472,808

Total Preferred Stocks (cost $2,944,944)		4,347,293

Exchange Traded Funds 0.2%

	Shares	Market Value

AUSTRALIA 0.2%
Investment Company Fund 0.0%†
Macquarie International Infrastructure Fund Ltd.	330,000	$151,891

Multi-Utilities 0.0%†
Hastings Diversified Utilities Fund	2,183	3,770

Transportation Infrastructure 0.2%
Australian Infrastructure Fund	333,631	641,942

Total Exchange Traded Funds (cost $1,151,662)		797,603

Mutual Fund 1.6%
Money Market Fund 1.6%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (d)	7,700,980	7,700,980

Total Mutual Fund (cost $7,700,980)		7,700,980

Repurchase Agreements 3.8%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.15%, dated 12/31/2010, due 01/03/2011, repurchase price $13,603,327, collateralized by U.S. Government Agency Mortgage Securities ranging 0.0% — 14.0%, maturing 04/15/11 — 10/20/40; total market value of $13,875,220. (e)	$13,603,157	$13,603,157
Morgan Stanley, 0.15%, dated 12/31/2010, due 01/03/2011, repurchase price $5,000,062, collateralized by U.S. Government Agency Mortgage Securities ranging 0.9% — 6.0%, maturing 01/09/12 — 04/18/36; total market value of $5,100,004. (e)	5,000,000	5,000,000

Total Repurchase Agreements (cost $18,603,157)		18,603,157

Total Investments (cost $406,884,153) (f) — 104.0%		505,935,394
Liabilities in excess of other assets — (4.0)%		(19,405,684)

NET ASSETS — 100.0%		$486,529,710

2010 Annual Report	21

Statement of Investments (Continued)

December 31, 2010

NVIT Multi-Manager Small Company Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $17,899,357.

(b)	Fair Valued Security.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2010 was $108,402 which represents 0.02% of net assets.

(d)	Represents 7-day effective yield as of December 31, 2010.

(e)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2010, was $18,603,157.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

KK	Stock Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SGPS	Holding Enterprise

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

22	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Multi- Manager Small Company Fund
Assets:
Investments, at value* (cost $388,280,996)	$487,332,237
Repurchase agreements, at value and cost	18,603,157

Total Investments	505,935,394

Cash	647
Dividends receivable	388,381
Security lending income receivable	12,671
Receivable for investments sold	1,340,664
Receivable for capital shares issued	147,226
Reclaims receivable	68,756
Prepaid expenses	1,215

Total Assets	507,894,954

Liabilities:
Payable for investments purchased	1,431,213
Payable for capital shares redeemed	802,100
Payable upon return of securities loaned (Note 2)	18,603,157
Accrued expenses and other payables:
Investment advisory fees	386,168
Fund administration fees	19,598
Distribution fees	11,241
Administrative servicing fees	61,257
Accounting and transfer agent fees	8,968
Trustee fees	2,763
Custodian fees	2,859
Compliance program costs (Note 3)	571
Professional fees	17,932
Printing fees	11,837
Other	5,580

Total Liabilities	21,365,244

Net Assets	$486,529,710

Represented by:
Capital	$489,038,906
Accumulated undistributed net investment income	992,895
Accumulated net realized losses from investment, forward and foreign currency transactions	(102,575,393)
Net unrealized appreciation/(depreciation) from investments	99,051,241
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	22,061

Net Assets	$486,529,710

*	Includes value of securities on loan of $17,899,357 (Note 2)

2010 Annual Report	23

NVIT Multi- Manager Small Company Fund
Net Assets:
Class I Shares	$360,470,763
Class II Shares	53,716,945
Class III Shares	2,984,634
Class IV Shares	23,631,715
Class Y Shares	45,725,653

Total	$486,529,710

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	19,967,510
Class II Shares	3,044,411
Class III Shares	164,930
Class IV Shares	1,309,400
Class Y Shares	2,532,017

Total	27,018,268

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$18.05
Class II Shares	$17.64
Class III Shares	$18.10
Class IV Shares	$18.05
Class Y Shares	$18.06

The accompanying notes are an integral part of these financial statements.

24	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

NVIT Multi- Manager Small Company Fund
INVESTMENT INCOME:
Dividend income	$7,469,869
Income from securities lending (Note 2)	142,551
Other income	78
Foreign tax withholding	(134,055)

Total Income	7,478,443

EXPENSES:
Investment advisory fees	4,114,101
Fund administration fees	191,175
Distribution fees Class II Shares	121,401
Administrative servicing fees Class I Shares	514,549
Administrative servicing fees Class II Shares	72,841
Administrative servicing fees Class III Shares	3,615
Administrative servicing fees Class IV Shares	33,226
Professional fees	46,113
Printing fees	85,601
Trustee fees	14,622
Custodian fees	26,712
Accounting and transfer agent fees	39,867
Compliance program costs (Note 3)	890
Other	19,433

Total expenses before earnings credit	5,284,146

Earnings credit (Note 5)	(123)

Net expenses	5,284,023

NET INVESTMENT INCOME	2,194,420

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	48,372,229
Net realized losses from forward and foreign currency transactions (Note 2)	(20,271)

Net realized gains from investment, forward and foreign currency transactions	48,351,958

Net change in unrealized appreciation/(depreciation) from investments	51,717,548
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	17,948

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	51,735,496

Net realized/unrealized gains from investments, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	100,087,454

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$102,281,874

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	25

Statements of Changes in Net Assets

	NVIT Multi- Manager Small Company Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$2,194,420	$1,379,008
Net realized gains/(losses) from investment, forward and foreign currency transactions	48,351,958	(48,902,608)
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	51,735,496	163,469,596

Change in net assets resulting from operations	102,281,874	115,945,996

Distributions to Shareholders From:
Net investment income:
Class I	(955,776)	(843,536)
Class II	(28,620)	(66,463)
Class III	(7,756)	(4,381)
Class IV	(62,802)	(56,449)
Class Y	(142,711)	(30,514)

Change in net assets from shareholder distributions	(1,197,665)	(1,001,343)

Change in net assets from capital transactions	(58,091,843)	(77,849,419)

Change in net assets	42,992,366	37,095,234

Net Assets:
Beginning of year	443,537,344	406,442,110

End of year	$486,529,710	$443,537,344

Accumulated undistributed net investment income at end of year	$992,895	$520,625

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$11,617,927	$15,803,118
Dividends reinvested	955,776	843,536
Cost of shares redeemed	(81,282,576)	(69,902,956)

Total Class I	(68,708,873)	(53,256,302)

Class II Shares
Proceeds from shares issued	2,959,421	4,103,871
Dividends reinvested	28,620	66,463
Cost of shares redeemed	(8,931,690)	(33,711,441)

Total Class II	(5,943,649)	(29,541,107)

Class III Shares
Proceeds from shares issued	1,652,746	1,429,934
Dividends reinvested	7,756	4,381
Cost of shares redeemed	(1,712,259)	(933,071)

Total Class III	(51,757)	501,244

Class IV Shares
Proceeds from shares issued	686,878	1,032,136
Dividends reinvested	62,802	56,449
Cost of shares redeemed	(5,099,067)	(4,793,235)

Total Class IV	(4,349,387)	(3,704,650)

26	Annual Report 2010

	NVIT Multi- Manager Small Company Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$21,890,602	$10,233,882
Dividends reinvested	142,711	30,514
Cost of shares redeemed	(1,071,490)	(2,113,000)

Total Class Y	20,961,823	8,151,396

Change in net assets from capital transactions	$(58,091,843)	$(77,849,419)

SHARE TRANSACTIONS:
Class I Shares
Issued	758,085	1,373,186
Reinvested	57,197	81,973
Redeemed	(5,223,789)	(6,087,139)

Total Class I Shares	(4,408,507)	(4,631,980)

Class II Shares
Issued	201,614	364,397
Reinvested	1,643	6,595
Redeemed	(602,161)	(3,303,633)

Total Class II Shares	(398,904)	(2,932,641)

Class III Shares
Issued	103,655	111,901
Reinvested	457	423
Redeemed	(113,384)	(76,549)

Total Class III Shares	(9,272)	35,775

Class IV Shares
Issued	45,101	88,036
Reinvested	3,753	5,492
Redeemed	(332,766)	(406,764)

Total Class IV Shares	(283,912)	(313,236)

Class Y Shares
Issued	1,404,800	876,672
Reinvested	8,346	2,923
Redeemed	(69,458)	(164,035)

Total Class Y Shares	1,343,688	715,560

Total change in shares	(3,756,907)	(7,126,522)

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	27

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Company Fund

		Operations			Distributions							Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$14.45	0.08	3.57	3.65	(0.05)	–	(0.05)	–	$18.05	25.32%		$360,470,763	1.18%	0.50%		1.18%	68.84%
Year Ended December 31, 2009 (e)	$10.76	0.04	3.68	3.72	(0.03)	–	(0.03)	–	$14.45	34.70%		$352,187,874	1.19%	0.38%		1.19%	77.10%
Year Ended December 31, 2008	$22.21	0.14	(7.45)	(7.31)	(0.14)	(4.00)	(4.14)	–	$10.76	(38.19%	)	$312,192,179	1.19%	0.85%		1.19%	113.50%
Year Ended December 31, 2007	$24.99	0.06	0.67	0.73	(0.02)	(3.49)	(3.51)	–	$22.21	2.13%		$628,302,006	1.19%	0.24%		1.19%	115.83%
Year Ended December 31, 2006	$22.78	0.03	2.67	2.70	(0.03)	(0.46)	(0.49)	–	$24.99	12.04%		$749,047,903	1.19%	0.11%		1.19%	104.59%

Class II Shares
Year Ended December 31, 2010 (e)	$14.13	0.04	3.48	3.52	(0.01)	–	(0.01)	–	$17.64	24.98%		$53,716,945	1.43%	0.26%		1.43%	68.84%
Year Ended December 31, 2009 (e)	$10.53	0.02	3.60	3.62	(0.02)	–	(0.02)	–	$14.13	34.43%		$48,640,531	1.44%	0.18%		1.44%	77.10%
Year Ended December 31, 2008	$21.84	0.09	(7.30)	(7.21)	(0.10)	(4.00)	(4.10)	–	$10.53	(38.35%	)	$67,160,569	1.45%	0.57%		1.45%	113.50%
Year Ended December 31, 2007	$24.66	–	0.67	0.67	–	(3.49)	(3.49)	–	$21.84	1.89%		$110,373,399	1.42%	0.01%		1.42%	115.83%
Year Ended December 31, 2006	$22.53	(0.03)	2.63	2.60	(0.01)	(0.46)	(0.47)	–	$24.66	11.75%		$106,813,380	1.45%	(0.12%	)	1.45%	104.59%

Class III Shares
Year Ended December 31, 2010 (e)	$14.48	0.09	3.58	3.67	(0.05)	–	(0.05)	–	$18.10	25.35%		$2,984,634	1.18%	0.58%		1.18%	68.84%
Year Ended December 31, 2009 (e)	$10.78	0.04	3.69	3.73	(0.03)	–	(0.03)	–	$14.48	34.73%		$2,523,106	1.19%	0.35%		1.19%	77.10%
Year Ended December 31, 2008	$22.24	0.16	(7.47)	(7.31)	(0.15)	(4.00)	(4.15)	–	$10.78	(38.16%	)	$1,491,946	1.16%	0.90%		1.16%	113.50%
Year Ended December 31, 2007	$25.01	0.06	0.67	0.73	(0.01)	(3.49)	(3.50)	–	$22.24	2.11%		$2,985,655	1.21%	0.19%		1.21%	115.83%
Year Ended December 31, 2006	$22.80	0.03	2.68	2.71	(0.04)	(0.46)	(0.50)	–	$25.01	12.06%		$4,880,884	1.18%	0.16%		1.18%	104.59%

Class IV Shares
Year Ended December 31, 2010 (e)	$14.44	0.08	3.58	3.66	(0.05)	–	(0.05)	–	$18.05	25.34%		$23,631,715	1.18%	0.50%		1.18%	66.84%
Year Ended December 31, 2009 (e)	$10.76	0.04	3.67	3.71	(0.03)	–	(0.03)	–	$14.44	34.61%		$23,013,941	1.19%	0.38%		1.19%	77.10%
Year Ended December 31, 2008	$22.21	0.14	(7.45)	(7.31)	(0.14)	(4.00)	(4.14)	–	$10.76	(38.19%	)	$20,512,653	1.20%	0.83%		1.20%	113.50%
Year Ended December 31, 2007	$24.99	0.07	0.67	0.74	(0.03)	(3.49)	(3.52)	–	$22.21	2.15%		$39,300,304	1.17%	0.26%		1.17%	115.83%
Year Ended December 31, 2006	$22.78	0.03	2.67	2.70	(0.03)	(0.46)	(0.49)	–	$24.99	12.04%		$42,375,147	1.19%	0.12%		1.19%	104.59%

Class Y Shares
Year Ended December 31, 2010 (e)	$14.45	0.14	3.54	3.68	(0.07)	–	(0.07)	–	$18.06	25.57%		$45,725,653	1.03%	0.88%		1.03%	68.84%
Year Ended December 31, 2009 (e)	$10.76	0.05	3.68	3.73	(0.04)	–	(0.04)	–	$14.45	34.80%		$17,171,892	1.03%	0.43%		1.03%	77.10%
Period Ended December 31, 2008 (f)	$20.20	0.12	(5.39)	(5.27)	(0.17)	(4.00)	(4.17)	–	$10.76	(32.67%)		$5,084,763	1.08%	0.99%		1.08%	113.50%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Company Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held only by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as NVIT Cardinal Funds.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security

2010 Annual Report	29

Notes to Financial Statements (Continued)

December 31, 2010

trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$2,362,357	$1,027,756	$—	$3,390,113
Air Freight & Logistics	1,200,768	785,503	—	1,986,271
Airlines	1,240,270	35,553	—	1,275,823
Auto Components	5,228,537	1,207,950	—	6,436,487
Automobiles	—	1,650,651	—	1,650,651
Beverages	1,347,202	—	—	1,347,202
Biotechnology	663,810	—	—	663,810
Building Products	4,406,385	94,414	—	4,500,799
Capital Markets	10,158,639	2,594,376	—	12,753,015
Chemicals	12,178,306	1,054,627	—	13,232,933
Commercial Banks	25,226,357	1,844,788	—	27,071,145
Commercial Services & Supplies	7,364,412	951,540	—	8,315,952
Communications Equipment	6,962,113	1,597,262	—	8,559,375
Computers & Peripherals	2,312,796	377,319	108,402	2,798,517
Construction & Engineering	2,615,945	3,427,897	—	6,043,842
Construction Materials	2,353,783	46,624	—	2,400,407
Consumer Finance	—	309,533	—	309,533
Containers & Packaging	2,596,573	117,328	—	2,713,901
Distributors	2,789,759	625,666	—	3,415,425
Diversified Consumer Services	6,562,231	—	—	6,562,231
Diversified Financial Services	7,260,325	958,046	—	8,218,371
Diversified Telecommunication Services	1,849,936	312,106	—	2,162,042

30	Annual Report 2010

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Electric Utilities	$4,763,874	$—	$—	$4,763,874
Electrical Equipment	5,092,408	1,446,608	—	6,539,016
Electronic Equipment, Instruments & Components	6,691,096	807,508	—	7,498,604
Energy Equipment & Services	14,317,305	2,524,156	54,449	16,895,910
Food & Staples Retailing	2,811,591	1,932,992	—	4,744,583
Food Products	4,117,541	1,547,058	—	5,664,599
Gas Utilities	3,908,121	226,053	—	4,134,174
Health Care Equipment & Supplies	16,017,256	917,900	—	16,935,156
Health Care Providers & Services	12,123,312	978,349	—	13,101,661
Health Care Technology	3,666,811	—	—	3,666,811
Hotels, Restaurants & Leisure	13,313,422	2,792,534	—	16,105,956
Household Durables	4,545,280	2,206,737	—	6,752,017
Household Products	669,494	—	—	669,494
Independent Power Producers & Energy Traders	—	365,155	—	365,155
Industrial Conglomerates	502,510	853,795	—	1,356,305
Information Technology Services	5,967,121	775,814	—	6,742,935
Insurance	17,272,313	1,743,999	—	19,016,312
Internet & Catalog Retail	5,091,892	384,056	—	5,475,948
Internet Software & Services	10,441,869	542,605	—	10,984,474
Leisure Equipment & Products	397,902	1,119,535	—	1,517,437
Life Sciences Tools & Services	5,714,504	—	—	5,714,504
Machinery	29,017,717	4,676,271	—	33,693,988
Marine	—	247,113	—	247,113
Media	1,469,708	2,059,611	—	3,529,319
Metals & Mining	8,887,837	5,410,566	—	14,298,403
Multi-Utilities	2,104,258	269,212	—	2,373,470
Multiline Retail	800,759	486,813	—	1,287,572
Office Electronics	514,650	234,832	—	749,482
Oil, Gas & Consumable Fuels	16,740,007	1,280,900	—	18,020,907
Paper & Forest Products	1,633,608	669,413	—	2,303,021
Personal Products	—	105,493	—	105,493
Pharmaceuticals	2,765,859	1,239,790	—	4,005,649
Professional Services	8,321,906	805,156	—	9,127,062
Real Estate Investment Trusts (REITs)	9,411,812	159,118	—	9,570,930
Real Estate Management & Development	2,215,721	3,483,078	—	5,698,799
Road & Rail	5,336,614	86,930	—	5,423,544
Semiconductors & Semiconductor Equipment	8,910,621	1,318,806	—	10,229,427
Software	18,584,541	1,563,493	—	20,148,034
Specialty Retail	16,249,285	1,180,615	—	17,429,900
Textiles, Apparel & Luxury Goods	8,007,682	605,989	—	8,613,671
Thrifts & Mortgage Finance	11,547,659	1,358,751	—	12,906,410
Trading Companies & Distributors	6,056,144	437,897	—	6,494,041
Transportation Infrastructure	—	979,703	—	979,703
Water Utilities	420,534	164,536	—	585,070
Wireless Telecommunication Services	2,091,574	121,009	—	2,212,583
Total Common Stocks	405,194,622	69,128,888	162,851	474,486,361

2010 Annual Report	31

Notes to Financial Statements (Continued)

December 31, 2010

Asset Type	Level 1	Level 2	Level 3	Total
Exchange Traded Funds*	$—	$797,603	$—	$797,603
Mutual Fund	7,700,980	—	—	7,700,980
Preferred Stocks
Biotechnology	—	240,204	—	240,204
Consumer Finance	—	—	192,490	192,490
Electrical Equipment	—	—	324,582	324,582
Health Care Equipment &
Supplies	—	—	384,927	384,927
Health Care Technology	—	—	271,165	271,165
Internet Software & Services	—	—	1,332,054	1,332,054
Media	—	634,281	—	634,281
Pharmaceuticals	—	967,590	—	967,590
Total Preferred Stocks	—	1,842,075	2,505,218	4,347,293
Repurchase Agreements	—	18,603,157	—	18,603,157
Total	$412,895,602	$90,371,723	$2,668,069	$505,935,394
*	See Statement of Investments for identification of securities by industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Total
Balance as of 12/31/09	$—	$3,312,371	$3,312,371
Accrued Accretion/(Amortization)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	(627,800)	(627,800)
Net Purchases/(Sales)	—	788,237	788,237
Transfers Into Level 3	162,851	—	162,851
Transfers Out of Level 3		(967,590)	(967,590)
Balance as of 12/31/10	$162,851	$2,505,218	$2,668,069

The net change in unrealized appreciation/(depreciation) from investments still held as Level 3 at December 31, 2010 is $439,536.

Amounts designated as “—” are zero or have been rounded to zero.

Changes in input valuation may result in transfers in or out of an investment’s assigned level within the hierarchy. The Fund recognizes transfers between levels during the fiscal period in which a change in valuation inputs occurs. A Level 3 common stock investment, valued at $180,670 as of December 31, 2009, was transferred from Level 1 to Level 3. This transfer occurred because the investment was no longer valued on a daily basis by the Fund’s pricing vendor and is currently being fair valued daily by the Fund under procedures approved by the Board of Trustees. As of December 31, 2010, the investment is valued at $108,402. A Level 2 preferred stock investment, valued at $2,056,714 as of December 31, 2009, was transferred from Level 3 to Level 2 during the period ended December 31, 2010. This transfer occurred because the issuer’s common stock share value began to be used as a significant observable input to value this preferred stock. As a December 31, 2010, the investment is valued at $967,590. A Level 3 common stock investment, valued at $157,344 as of December 31, 2009, was transferred from Level 2 to Level 3 during the period ended December 31, 2010. This transfer occurred because the investment was no longer valued on a daily basis by the Fund’s pricing vendor and is currently being fair valued daily by the Fund under procedures approved by the Board of Trustees. As of December 31, 2010, the investment is valued at $54,449.

32	Annual Report 2010

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

At December 31, 2010, the Fund had no forward foreign currency contracts outstanding.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010,

Realized Gain/(Loss)

Total
Forward foreign currency contracts	$676
Total	$676

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(e)	Repurchase Agreements

The Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The

2010 Annual Report	33

Notes to Financial Statements (Continued)

December 31, 2010

repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. The Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$17,899,357	$18,603,157

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary.

34	Annual Report 2010

Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, reclassification of gains and losses for passive foreign investment companies, capital gains on real estate investment trusts, adjustments to prior period accumulated balances, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(i)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the total net asset value of the class’s shares in proportion to the total net asset value of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with the policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

2010 Annual Report	35

Notes to Financial Statements (Continued)

December 31, 2010

Subadvisers
Morgan Stanley Investment Management, Inc.
Putnam Investment Management, LLC
Neuberger Berman Management, LLC
Waddell & Reed Investment Management Company
Aberdeen Asset Management, Inc.
Gartmore Global Partners

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.93%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the subadvisers. NFA paid the subadvisers $2,521,701 for the year ended December 31, 2010.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations

36	Annual Report 2010

Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2010, NFS received $624,231 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $890.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions of Class III shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $1,721.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $105.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London

2010 Annual Report	37

Notes to Financial Statements (Continued)

December 31, 2010

Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $295,762,141 and sales of $344,008,827 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments.

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

38	Annual Report 2010

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,197,665	$—	$1,197,665	$—	$1,197,665

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,001,343	$—	$1,001,343	$—	$1,001,343

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,410,260	$—	$2,410,260	$—	$(98,835,365)	$93,915,909	$(2,509,196)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales, return of capital distribution from real estate investment trusts and adjustments related to passive foreign investment companies.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$412,042,309	$114,374,266	$(20,481,181)	$93,893,085

As of December 31, 2010, for Federal income tax purposes, the fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$98,835,365	2017

2010 Annual Report	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Company Fund (formerly Nationwide Multi-Manager NVIT Small Company Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

40	Annual Report 2010

Supplemental Information

(Unaudited)

NVIT Multi-Manager Small Company Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 44.45%.

2010 Annual Report	41

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

42	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	43

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

44	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	45

NVIT Nationwide Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

10	Statement of Investments

13	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Supplemental Information

32	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-NAT (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated,

2	Annual Report 2010

investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc. or Diamond Hill Capital Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc. or Diamond Hill Capital Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Nationwide Fund (Class I at NAV) returned 13.45% versus 15.06% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 229 funds as of December 31, 2010) was 13.54% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The top three positive sector contributors within the Fund during the reporting period were information technology, energy and utilities.

The primary contributor among the Fund’s information technology holdings was security software company McAfee, Inc. Shares of the company rose sharply after PC chipmaker (and Fund holding at the time) Intel Corp. announced its intent to acquire McAfee at a significant premium. Other information technology contributors to Fund performance were Fund holdings Microsoft Corp. and Cognizant Technology Solutions Corp.

Among the Fund’s energy sector holdings, oil and gas exploration companies Anadarko Petroleum Corp., Devon Energy Corp. and Occidental Petroleum Corp. were the largest positive contributors to Fund returns. The energy sector broadly benefited from an improving economic outlook and the increasing price of crude oil. In addition, the Fund’s energy holding FMC Technologies, Inc., a global provider of technology solutions for the energy industry, was helped by an upturn in drilling activity.

The Fund’s underweight position in the utilities sector also was beneficial to Fund performance, because the utilities sector underperformed the broader market. We do not actively seek to underweight or overweight sectors, as sector allocation is the result of our bottom-up stock selection. We employ fundamental, bottom-up equity analysis, which is characterized by intensive, firsthand research and disciplined company evaluation.

What areas of investment detracted from Fund performance?

The three sectors that detracted most from Fund performance during the reporting period were health care, consumer discretionary and consumer staples.

The most significant detracting Fund holdings included Baxter International, Inc.; Gilead Sciences, Inc.; and Quest Diagnostics Inc. Biotech drugmaker Gilead Sciences, which has the leading global HIV therapeutics franchise, posted disappointing returns. Concerns emerged on pricing due to European fiscal austerity measures and limited pipeline development outside Gilead Sciences’ core HIV franchise. We feel that Gilead remains undervalued, however, because we see strong underlying HIV market trends. We also believe that the pricing concerns are exaggerated and that Gilead’s move to highlight Hepatitis C (HCV) drugs as the centerpiece of the company’s long-term strategic research and development plan is a positive. Another Fund holding, Abbott Laboratories, provided a negative contribution to Fund returns. Abbott’s earnings growth was slightly slower than expected due to a general slowdown in health-care business, and investors were worried about competitive threats to Abbott’s rheumatoid arthritis drug, Humira.

Security selection in the consumer discretionary sector also hampered Fund performance. Among the detracting Fund holdings were Staples, Inc.; McDonalds’s Corp.; and Ford Motor Co. In addition, the Fund’s holdings in home improvement retailer The Home Depot, Inc. detracted from Fund performance; the company’s business continued to be negatively affected by a subdued housing market.

Detractors from Fund performance in the consumer staples sector included CVS/Caremark Corp., PepsiCo, Inc. and Kellogg Co.

What is your outlook for the near term?

Major U.S. equity market indexes have rebounded from their recession lows but continue to exhibit high levels of volatility amid uncertainty as to the future direction of economic growth. We have used market volatility to increase the Fund’s positions in several companies we favor as well as to harvest gains in Fund positions when the near-term sentiment turned exuberant. Estimates for S&P 500 Index company earnings have continued to rise on improved

2010 Annual Report	5

NVIT Nationwide Fund (Continued)

operations, recovering demand, organic investment, and mergers-and-acquisitions activity. We feel that business valuation levels can revert to their historical norms over time, but we recognize that the path toward these valuation levels may entail continued volatility as remaining economic and policy issues are addressed.

In our opinion, equities appear attractive relative to fixed-income securities, and in all of our equity strategies we are finding more value in companies at the higher end of their respective market capitalization ranges. We continue to emphasize companies with stable business models, competitive positioning, quality management teams and strong balance sheets.

The following subadvisers each manage a portion of the Fund’s assets:

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Paul Atkinson and Francis Radano III, CFA

Subadviser:

Diamond Hill Capital Management, Inc.

Portfolio Managers:

Charles S. Bath, CFA; William Dierker, CFA; and Christopher Welch, CFA

The Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”), on September 14, 2010 approved the addition of Diamond Hill Capital Management, Inc. (“Diamond Hill”) to subadvise a portion of the Nationwide Fund (the “Fund”), alongside Aberdeen Asset Management, Inc., effective October 18, 2010.

6	Annual Report 2010

Fund Performance	NVIT Nationwide Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I2	13.45%	0.55%	1.20%
Class II3	13.22%	0.31%	0.99%
Class III[3]	13.47%	0.59%	1.23%
Class IV3	13.48%	0.53%	1.19%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]

These returns until the creation of Class II shares (July 8, 2002), Class III shares (May 20, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Expense Ratios

Expense Ratio*
Class I	0.80%
Class II	1.05%
Class III	0.80%
Class IV	0.80%
*	Current effective prospectus dated October 15, 2010.
Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Nationwide Fund versus performance of the Standard & Poor’s 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/2010. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Nationwide Fund		Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual	1,000.00	1,228.90	4.44	0.79
	Hypothetical[b]	1,000.00	1,021.22	4.02	0.79
Class II Shares	Actual	1,000.00	1,226.80	5.84	1.04
	Hypothetical[b]	1,000.00	1,019.96	5.30	1.04
Class III Shares	Actual	1,000.00	1,228.70	3.76	0.67
	Hypothetical[b]	1,000.00	1,021.83	3.41	0.67
Class IV Shares	Actual	1,000.00	1,227.70	4.38	0.78
	Hypothetical[b]	1,000.00	1,021.27	3.97	0.78

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Nationwide Fund

Asset Allocation
Common Stocks	98.7%
Mutual Fund	1.4%
Repurchase Agreements	1.0%
Liabilities in excess of other assets	(1.1)%

100.0%

Top Industries †
Oil, Gas & Consumable Fuels	13.6%
Pharmaceuticals	6.7%
Insurance	5.8%
Commercial Banks	5.1%
Machinery	4.6%
Health Care Equipment & Supplies	4.5%
Aerospace & Defense	4.3%
Food Products	3.9%
Software	3.8%
Diversified Financial Services	3.4%
Other Industries*	44.3%

100.0%

Top Holdings †
Apache Corp.	3.2%
PepsiCo, Inc.	3.0%
United Technologies Corp.	2.8%
JPMorgan Chase & Co.	2.8%
Johnson & Johnson	2.1%
Anadarko Petroleum Corp.	2.1%
Procter & Gamble Co. (The)	2.1%
Wells Fargo & Co.	2.1%
Cisco Systems, Inc.	2.1%
Occidental Petroleum Corp.	2.0%
Other Holdings*	75.7%

100.0%

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Nationwide Fund

Common Stocks 98.7%

	Shares	Market Value

Aerospace & Defense 4.3%
Bombardier, Inc., Class B	1,192,700	$6,013,613
Raytheon Co.	129,050	5,980,177
United Technologies Corp.	285,715	22,491,485

		34,485,275

Auto Components 0.5%
BorgWarner, Inc. *	52,800	3,820,608

Beverages 3.1%
PepsiCo, Inc.	374,175	24,444,853

Biotechnology 1.4%
Amgen, Inc. *	37,070	2,035,143
Gilead Sciences, Inc. *	244,400	8,857,056

		10,892,199

Capital Markets 2.5%
Bank of New York Mellon Corp. (The)	205,670	6,211,234
Charles Schwab Corp. (The)	308,700	5,281,857
State Street Corp.	181,600	8,415,344

		19,908,435

Chemicals 2.8%
Air Products & Chemicals, Inc.	95,015	8,641,614
Monsanto Co.	86,600	6,030,824
Praxair, Inc.	83,000	7,924,010

		22,596,448

Commercial Banks 5.1%
PNC Financial Services Group, Inc.	134,995	8,196,896
Royal Bank of Canada	135,900	7,155,727
U.S. Bancorp	317,795	8,570,931
Wells Fargo & Co.	547,010	16,951,840

		40,875,394

Communications Equipment 3.3%
Cisco Systems, Inc. *	815,745	16,502,521
QUALCOMM, Inc.	190,700	9,437,743

		25,940,264

Computers & Peripherals 0.7%
EMC Corp. *	252,800	5,789,120

Construction & Engineering 0.5%
Fluor Corp.	62,190	4,120,709

Diversified Financial Services 3.4%
IntercontinentalExchange, Inc. *	41,900	4,992,385
JPMorgan Chase & Co.	522,590	22,168,268

		27,160,653

Diversified Telecommunication Services 0.5%
TELUS Corp.	81,817	3,744,817

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 1.2%
Emerson Electric Co.	165,100	$9,438,767

Energy Equipment & Services 1.7%
Schlumberger Ltd.	91,200	7,615,200
Tidewater, Inc.	112,900	6,078,536

		13,693,736

Food & Staples Retailing 3.4%
CVS Caremark Corp.	306,620	10,661,177
Sysco Corp.	282,260	8,298,444
Wal-Mart Stores, Inc.	149,675	8,071,973

		27,031,594

Food Products 4.0%
ConAgra Foods, Inc.	368,610	8,323,214
General Mills, Inc.	222,235	7,909,344
Kellogg Co.	109,200	5,577,936
Kraft Foods, Inc., Class A	313,700	9,884,687

		31,695,181

Health Care Equipment & Supplies 4.5%
Baxter International, Inc.	306,945	15,537,556
Medtronic, Inc.	343,200	12,729,288
St. Jude Medical, Inc. *	184,568	7,890,282

		36,157,126

Health Care Providers & Services 3.3%
Aetna, Inc.	184,961	5,643,160
Quest Diagnostics, Inc.	231,005	12,467,340
UnitedHealth Group, Inc.	217,875	7,867,466

		25,977,966

Hotels, Restaurants & Leisure 1.3%
McDonald’s Corp.	101,800	7,814,168
Starwood Hotels & Resorts Worldwide, Inc. (a)	48,000	2,917,440

		10,731,608

Household Products 2.9%
Kimberly-Clark Corp.	97,745	6,161,845
Procter & Gamble Co. (The)	264,525	17,016,893

		23,178,738

Industrial Conglomerates 1.9%
3M Co.	172,670	14,901,421

Information Technology Services 3.1%
Alliance Data Systems Corp. *(a)	133,565	9,487,122
Cognizant Technology Solutions Corp., Class A *	122,740	8,995,615
Visa, Inc., Class A	85,900	6,045,642

		24,528,379

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Insurance 5.8%
Aflac, Inc.	89,000	$5,022,270
Assurant, Inc.	85,475	3,292,497
Chubb Corp.	69,050	4,118,142
Marsh & McLennan Cos., Inc.	242,680	6,634,871
MetLife, Inc.	197,590	8,780,899
Prudential Financial, Inc.	147,470	8,657,964
Travelers Cos., Inc. (The)	178,180	9,926,408

		46,433,051

Internet Software & Services 0.8%
Yahoo!, Inc. *	387,300	6,440,799

Machinery 4.7%
Deere & Co.	82,729	6,870,643
Dover Corp.	148,060	8,654,107
Illinois Tool Works, Inc.	169,650	9,059,310
PACCAR, Inc.	68,300	3,921,786
Parker Hannifin Corp.	100,495	8,672,719

		37,178,565

Media 0.5%
Comcast Corp., Class A	184,700	4,057,859

Multi-Utilities 0.3%
Dominion Resources, Inc.	48,646	2,078,157

Oil, Gas & Consumable Fuels 13.8%
Anadarko Petroleum Corp.	224,950	17,132,192
Apache Corp.	217,250	25,902,717
Devon Energy Corp.	192,715	15,130,055
EOG Resources, Inc.	132,505	12,112,282
Exxon Mobil Corp.	215,670	15,769,790
Hess Corp.	100,970	7,728,244
Occidental Petroleum Corp.	161,070	15,800,967

		109,576,247

Pharmaceuticals 6.8%
Abbott Laboratories	244,305	11,704,652
Johnson & Johnson	279,555	17,290,477
Merck & Co., Inc.	345,965	12,468,579
Pfizer, Inc.	719,340	12,595,643

		54,059,351

Road & Rail 1.1%
Canadian National Railway Co.	132,800	8,827,216

Semiconductors & Semiconductor Equipment 2.5%
KLA-Tencor Corp.	210,330	8,127,151
Linear Technology Corp.	128,355	4,439,800
Marvell Technology Group Ltd. *	400,200	7,423,710

		19,990,661

Common Stocks (continued)

	Shares	Market Value

Software 3.9%
Microsoft Corp.	382,155	$10,669,768
Oracle Corp.	365,100	11,427,630
Solera Holdings, Inc.	173,100	8,883,492

		30,980,890

Specialty Retail 2.0%
Staples, Inc.	381,040	8,676,281
TJX Cos., Inc.	98,000	4,350,220
Urban Outfitters, Inc. *	77,763	2,784,693

		15,811,194

Tobacco 1.1%
Philip Morris International, Inc.	155,970	9,128,924

Total Common Stocks (cost $682,059,148)		785,676,205

Mutual Fund 1.4%
Money Market Fund 1.4%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (b)	10,827,094	10,827,094

Total Mutual Fund (cost $10,827,094)		10,827,094

2010 Annual Report	11

Statement of Investments (continued)

December 31, 2010

NVIT Nationwide Fund

Repurchase Agreements 1.0%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.15%, dated 12/31/10, due 01/03/11, repurchase price $2,293,979, collateralized by U.S. Government Agency Mortgage Securities ranging from 3.5% - 14.0%, maturing 04/15/11 - 12/15/40; total market value of $2,339,829. (c)	$2,293,950	$2,293,950
Morgan Stanley, 0.15%, dated 12/31/10, due 01/03/11, repurchase price $6,000,075, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.9% - 6.0%, maturing 01/09/12 - 04/18/36; total market value of $6,120,004. (c)	6,000,000	6,000,000

Total Repurchase Agreements (cost $8,293,950)		8,293,950

Total Investments (cost $701,180,192) (d) — 101.1%		804,797,249
Liabilities in excess of other assets — (1.1)%		(8,413,423)

NET ASSETS — 100.0%		$796,383,826

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $8,097,920.

(b)	Represents 7-day effective yield as of December 31, 2010.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2010, was $8,293,950.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

12	Annual Report 2010

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2010

NVIT Nationwide Fund
Assets:
Investments, at value* (cost $692,886,242)	$796,503,299
Repurchase agreements, at value and cost	8,293,950

Total Investments	804,797,249

Cash	1,621
Dividends receivable	1,083,178
Security lending income receivable	1,327
Receivable for capital shares issued	44,425
Prepaid expenses	2,962

Total Assets	805,930,762

Liabilities:
Payable for capital shares redeemed	567,320
Payable upon return of securities loaned (Note 2)	8,293,950
Accrued expenses and other payables:
Investment advisory fees	384,584
Fund administration fees	25,702
Distribution fees	42,875
Administrative servicing fees	137,317
Accounting and transfer agent fees	1,826
Trustee fees	3,932
Custodian fees	7,696
Compliance program costs (Note 3)	1,783
Professional fees	31,121
Printing fees	28,247
Other	20,583

Total Liabilities	9,546,936

Net Assets	$796,383,826

Represented by:
Capital	$1,243,111,139
Accumulated undistributed net investment income	18,293
Accumulated net realized losses from investment, futures and foreign currency transactions	(550,363,290)
Net unrealized appreciation/(depreciation) from investments	103,617,057
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	627

Net Assets	$796,383,826

Net Assets:
Class I Shares	$497,366,746
Class II Shares	200,160,889
Class III Shares	333,436
Class IV Shares	98,522,755

Total	$796,383,826

*	Includes value of securities on loan of $8,097,920 (Note 2)

2010 Annual Report	13

Statement of Assets and Liabilities (Continued)

December 31, 2010

NVIT Nationwide Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	54,614,123
Class II Shares	22,070,662
Class III Shares	36,483
Class IV Shares	10,821,648

Total	87,542,916

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.11
Class II Shares	$9.07
Class III Shares	$9.14
Class IV Shares	$9.10

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

NVIT Nationwide Fund

INVESTMENT INCOME:
Dividend income	$17,434,767
Income from securities lending (Note 2)	51,251
Other income	154
Foreign tax withholding	(148,517)

Total Income	17,337,655

EXPENSES:
Investment advisory fees	6,022,219
Fund administration fees	368,079
Distribution fees Class II Shares	635,626
Administrative servicing fees Class I Shares	1,034,763
Administrative servicing fees Class II Shares	381,378
Administrative servicing fees Class III Shares	322
Administrative servicing fees Class IV Shares	141,739
Professional fees	90,208
Printing fees	28,765
Trustee fees	33,334
Custodian fees	70,737
Accounting and transfer agent fees	3,308
Compliance program costs (Note 3)	2,484
Other	47,577

Total expenses before earnings credit and expenses waived	8,860,539

Earnings credit (Note 5)	(114)
Expenses voluntarily waived by adviser (Note 3)	(20,714)

Net Expenses	8,839,711

NET INVESTMENT INCOME	8,497,944

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	167,260,160
Net realized losses from futures transactions (Note 2)	(3,359,748)
Net realized gains from forward and foreign currency transactions (Note 2)	45,569

Net realized gains from investment, futures, forward and foreign currency transactions	163,945,981

Net change in unrealized appreciation/(depreciation) from investments†	(58,429,291)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(13)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(58,429,304)

Net realized/unrealized gains from investments, futures, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies.	105,516,677

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$114,014,621

†	Includes unrealized depreciation of $2,705,238 from merger (Note 9)

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Statements of Changes in Net Assets

	NVIT Nationwide Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$8,497,944	$12,131,775
Net realized gains/(losses) from investment, futures, forward and foreign currency transactions	163,945,981	(110,307,455)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(58,429,304)	334,680,367

Change in net assets resulting from operations	114,014,621	236,504,687

Distributions to Shareholders From:
Net investment income:
Class I	(6,185,962)	(8,723,597)
Class II	(1,700,545)	(3,272,582)
Class III	(3,684)	(4,756)
Class IV	(963,286)	(1,200,447)

Change in net assets from shareholder distributions	(8,853,477)	(13,201,382)

Change in net assets from capital transactions	(421,978,534)	(123,288,111)

Change in net assets	(316,817,390)	100,015,194

Net Assets:
Beginning of year	1,113,201,216	1,013,186,022

End of year	$796,383,826	$1,113,201,216

Accumulated undistributed net investment income at end of year	$18,293	$453,721

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,708,727	$8,074,179
Proceeds from shares issued from merger (Note 9)	11,589,861	—
Dividends reinvested	6,185,962	8,723,597
Cost of shares redeemed	(323,022,942)	(74,293,561)

Total Class I	(300,538,392)	(57,495,785)

Class II Shares
Proceeds from shares issued	13,762,745	40,759,078
Dividends reinvested	1,700,545	3,272,582
Cost of shares redeemed	(126,116,821)	(99,842,709)

Total Class II	(110,653,531)	(55,811,049)

Class III Shares
Proceeds from shares issued	194,838	125,990
Dividends reinvested	3,684	4,756
Cost of shares redeemed	(228,571)	(314,566)

Total Class III	(30,049)	(183,820)

Class IV Shares
Proceeds from shares issued	2,480,093	4,811,550
Dividends reinvested	963,286	1,200,447
Cost of shares redeemed	(14,199,941)	(15,809,454)

Total Class IV	(10,756,562)	(9,797,457)

Change in net assets from capital transactions	$(421,978,534)	$(123,288,111)

Amount designated as “—” is zero or has been rounded to zero.

16	Annual Report 2010

	NVIT Nationwide Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
SHARE TRANSACTIONS:
Class I Shares
Issued	575,405	1,196,080
Issued in merger (Note 9)	1,339,230	—
Reinvested	727,755	1,276,922
Redeemed	(38,068,444)	(11,060,246)

Total Class I Shares	(35,426,054)	(8,587,244)

Class II Shares
Issued	1,770,193	6,512,991
Reinvested	199,089	492,997
Redeemed	(15,184,801)	(15,009,992)

Total Class II Shares	(13,215,519)	(8,004,004)

Class III Shares
Issued	23,519	16,302
Reinvested	427	703
Redeemed	(26,903)	(43,914)

Total Class III Shares	(2,957)	(26,909)

Class IV Shares
Issued	296,851	673,307
Reinvested	112,193	176,005
Redeemed	(1,708,545)	(2,236,578)

Total Class IV Shares	(1,299,501)	(1,387,266)

Total change in shares	(49,944,031)	(18,005,423)

Amount designated as “—” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Nationwide Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2010(c)	$8.11	0.07	1.02	1 .09	(0.09)	–	(0.09)	–	$9.11	13.45%	$497,366,746	0.79%	0.88%	0.79%	55.00	%(d)
Year Ended December 31, 2009(c)	$6.52	0.09	1.59	1. 68	(0.09)	–	(0.09)	–	$8.11	26.10%	$729,866,520	0.81%	1.24%	0.81%	85.37%
Year Ended December 31, 2008	$13.59	0.16	(5.22)	(5.06)	(0.15)	(1.86)	(2.01)	–	$6.52	(41.55)%	$643,454,394	0.82%	1.50%	0.82%	373.58%
Year Ended December 31, 2007	$13.32	0.16	0.93	1. 09	(0.15)	(0.67)	(0.82)	–	$13.59	8.18%	$1,273,466,977	0.79%	1.08%	0.79%	377.04%
Year Ended December 31, 2006	$11.85	0.14	1.47	1. 61	(0.14)	–	(0.14)	–	$13.32	13.63%	$1,484,346,294	0.82%	1.08%	0.82%	222.16%

Class II Shares
Year Ended December 31, 2010(c)	$8.07	0.05	1.01	1. 06	(0.06)	–	(0.06)	–	$9.07	13.22%	$200,160,889	1.04%	0.63%	1.04%	55.00	%(d)
Year Ended December 31, 2009(c)	$6.50	0.07	1.58	1. 65	(0.08)	–	(0.08)	–	$8.07	25.56%	$284,786,913	1.07%	1.02%	1.07%	85.37%
Year Ended December 31, 2008	$13.54	0.14	(5.19)	(5.05)	(0.13)	(1.86)	(1.99)	–	$6.50	(41.61)%	$281,190,716	1.05%	1.30%	1.05%	373.58%
Year Ended December 31, 2007	$13.28	0.11	0.94	1. 05	(0.12)	(0.67)	(0.79)	–	$13.54	7.89%	$406,704,896	1.07%	0.83%	1.08%	377.04%
Year Ended December 31, 2006	$11.82	0.10	1.48	1. 58	(0.12)	–	(0.12)	–	$13.28	13.40%	$187,747,190	1.06%	0.88%	1.06%	222.16%

Class III Shares
Year Ended December 31, 2010(c)	$8.14	0.08	1.01	1. 09	(0.09)	–	(0.09)	–	$9.14	13.47%	$333,436	0.74%	0.93%	0.74%	55.00	%(d)
Year Ended December 31, 2009(c)	$6.54	0.09	1.60	1. 69	(0.09)	–	(0.09)	–	$8.14	26.16%	$320,853	0.82%	1.29%	0.82%	85.37%
Year Ended December 31, 2008	$13.62	0.18	(5.24)	(5.06)	(0.16)	(1.86)	(2.02)	–	$6.54	(41.54)%	$434,001	0.79%	1.47%	0.79%	373.58%
Year Ended December 31, 2007	$13.34	0.14	0.95	1. 09	(0.14)	(0.67)	(0.81)	–	$13.62	8.22%	$1,339,269	0.81%	1.04%	0.81%	377.04%
Year Ended December 31, 2006	$11.86	0.13	1.49	1. 62	(0.14)	–	(0.14)	–	$13.34	13.71%	$1,780,755	0.82%	1.02%	0.82%	222.16%

Class IV Shares
Year Ended December 31, 2010(c)	$8.10	0.07	1.02	1. 09	(0.09)	–	(0.09)	–	$9.10	3.48%	$98,522,755	0.79%	0.90%	0.79%	55.00	%(d)
Year Ended December 31, 2009(c)	$6.52	0.09	1.58	1. 67	(0.09)	–	(0.09)	–	$8.10	25.94%	$98,226,930	0.81%	1.24%	0.81%	85.37%
Year Ended December 31, 2008	$13.59	0.17	(5.22)	(5.05)	(0.16)	(1.86)	(2.02)	–	$6.52	(41.55)%	$88,106,911	0.81%	1.51%	0.81%	373.58%
Year Ended December 31, 2007	$13.32	0.15	0.94	1. 09	(0.15)	(0.67)	(0.82)	–	$13.59	8.18%	$165,599,721	0.80%	1.08%	0.80%	377.04%
Year Ended December 31, 2006	$11.85	0.14	1.47	1. 61	(0.14)	–	(0.14)	–	$13.32	13.63%	$166,541,627	0.82%	1.09%	0.82%	222.16%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Excludes merger activity.

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Nationwide Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Asset:
Common Stocks	$785,676,205	$—	$—	$785,676,205
Mutual Fund	10,827,094	—	—	10,827,094
Repurchase Agreements	—	8,293,950	—	8,293,950
Total	$796,503,299	$8,293,950	$—	$804,797,249
*	See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities

20	Annual Report 2010

denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

At December 31, 2010, the Fund had no open forward foreign currency contracts outstanding.

(d)	Futures Contracts

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contracts against defaults.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

At December 31, 2010, the Fund had no open futures contracts.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Futures - Equity contracts	$(3,359,748)
Forward foreign currency contracts	21,158
Total	$(3,338,590)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(e)	Repurchase Agreements

The Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. The Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid

22	Annual Report 2010

investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$8,097,920	$8,293,950

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, return of capital distributions and capital gain distributions from real estate investment trusts, adjustments to prior period accumulated balances, litigation income, and wash sale deferrals from merged fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(i)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, Fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Aberdeen Asset Management, Inc.
Diamond Hill Capital Management , Inc. (a)

(a) Diamond Hill Capital Management became a subadviser effective October 18, 2010.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadvisers. NFA paid the Subadvisers $2,993,314 for the year ended December 31, 2010.

During the period, NFA renegotiated the subadvisory agreement applicable to the Fund, and NFA agreed through May 1, 2011 to reimburse to the Fund 50% of the difference between the amount NFA would have paid in subadvisory fees under the old and new subadvisory agreements. NFA reimbursed $ 20,714 to the Fund during the period pursuant to this agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of the Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide

24	Annual Report 2010

Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares, and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2010, NFS received $1,558,202 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $2,484.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class III shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contact owner may be subject to a 1.00% redemption fee if the separate account held the Class III shares on behalf of the contact owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For the purposes of determining whether the redemption fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had no redemption fees.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $137.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $550,068,544 and sales of $967,675,226 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

26	Annual Report 2010

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Other

On April 30, 2010, the Fund acquired all of the net assets of NVIT Nationwide Leaders Fund, a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on December 2, 2009, and approved by the shareholders of the NVIT Nationwide Leaders Fund at a meeting of shareholders held on March 31, 2010. The purpose of the reorganization was to combine funds managed by NFA that had comparable investment objectives and strategies. The reorganization was accomplished by a tax free exchange of 1,339,230 shares of the Fund, valued at $11,589,861, for the assets of NVIT Nationwide Leaders Fund. The investment portfolio of NVIT Nationwide Leaders Fund, with a fair value and identified cost of $11,399,487 and $8,694,250, respectively at April 30, 2010, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair current values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Fund were $1,141,479,297.

The following pro forma information for the period ended December 31, 2010 is provided as though the reorganization had been completed on January 1, 2010, the beginning of the annual reporting period of the Fund:

—	Net investment income $8,512,134;
—	Net gain on investments $164,048,812;
—	Net change in unrealized depreciation $(58,013,271); and
—	Net increase in net assets resulting from operations $114,547,675.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NVIT Nationwide Leaders Fund that have been included in the Fund’s Statement of Operations since April 30, 2010.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,853,477	$—	$8,853,477	$—	$8,853,477

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report	27

Notes to Financial Statements (Continued)

December 31, 2010

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,201,382	$—	$13,201,382	$—	$13,201,382

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$18,293	$—	$18,293	$—	$(535,361,210)	$88,615,604	$(446,727,313)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$716,182,272	$100,827,174	$(12,212,197)	$88,614,977

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$196,136,967	2016
$326,773,904	2017

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merged fund.

Acquired Fund	Amount	Expires
NVIT Nationwide Leaders Fund	$11,366,152	2015
NVIT Nationwide Leaders Fund	1,084,186	2016

28	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Nationwide Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Nationwide Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	29

Supplemental Information

(Unaudited)

NVIT Nationwide Fund

Approval of New Sub-Advisory Agreement

At the September 14, 2010 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved the addition of Diamond Hill Capital Management, Inc. (“Diamond Hill”) as a sub-adviser to the Fund. Prior to the Board’s action with respect to the Fund, the Fund had featured a quantitative sleeve and a fundamental sleeve, both sub-advised by Aberdeen Asset Management, Inc. (“Aberdeen”). At the meeting, NFA recommended eliminating the quantitative sleeve and retaining Aberdeen to management 50% of the Fund, while hiring Diamond Hill to manage the rest of the Fund’s assets. The Trustees were provided with detailed materials relating to Diamond Hill in advance of and at the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Board reviewed the performance record of the Fund’s historical sleeves. The Board then reviewed Diamond Hill’s investment philosophy, as well as Diamond Hill’s fundamental investment process and historical composite performance record with respect to large cap equity investments. The Board also examined and considered the experience of the investment personnel of Diamond Hill that would be managing the Fund. The Trustees concluded that the nature, extent and quality of investment advisory services were appropriate and consistent with the terms of the proposed sub-advisory agreement and mutual fund industry norms. The Trustees also concluded that the investment performance of Diamond Hill had a reasonable prospect of being acceptable or better.

The Board reviewed the terms of the sub-advisory agreement and noted that the non-compensatory terms are substantially similar in all material respects as the terms of the sub-advisory agreements that the Trust currently has in place with other unaffiliated sub-advisers. The Board concluded that the terms were fair and reasonable.

The Board considered the sub-advisory fees and concluded that the costs of services were fair and reasonable in relation to the services and benefits provided to the Fund and would result in savings to shareholders. With respect to economies of scale, the Trustees noted that the proposed sub-advisory agreement contained breakpoints.

Based on this information, the Board, including all of the Independent Trustees, concluded that the approval of the sub-advisory agreement was in the best interests of the Fund and its shareholders and unanimously approved the sub-advisory agreement. The totality of multiple factors taken together, instead of any single factor, informed the Board’s decision.

30	Annual Report 2010

NVIT Nationwide Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

2010 Annual Report	31

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries, Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006: Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

32	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	33

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

34	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	35

NVIT Real Estate Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-RE (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Funds that invest in real estate investment trusts (REITs) are subject to greater volatility than that of other mutual funds.

Funds that concentrate on specific sectors, such as commodities or REITs, or a relatively small number of securities are subject to greater volatility than that of other mutual funds.

The Fund is subject to risks associated with investing in stocks of small and mid-sized companies.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the

2	Annual Report 2010

intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Morgan Stanley Investment Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Morgan Stanley Investment Management Inc.

2010 Annual Report	3

Important Disclosures (continued)

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Real Estate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Real Estate Fund (Class II at NAV) returned 29.82% versus 27.96% for its benchmark, the FTSE NAREIT® Equity REITs Index. A relevant peer group comparison is not available as there is no purely domestic Lipper Variable Annuity Real Estate Classification.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s use of bottom-up stock selection and top-down sector allocation both contributed to Fund performance during the reporting period. Especially strong for Fund performance were the Fund’s holdings in the hotel, office, apartment and diversified sectors. From a top-down perspective, the Fund benefited during the reporting period from its overweight position in the hotel and apartment sectors and its underweight position in the industrial real estate sector.

What areas of investment detracted from Fund performance?

The Fund’s relative outperformance in relation to the benchmark index during the reporting period was partially offset by the impact of Fund holdings in the shopping center and mall sectors.

What is your outlook for the near term?

We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweight position in the Fund to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and an underweight position in the Fund to companies concentrated in the ownership of industrial, suburban office and health-care assets.

Subadviser:

Morgan Stanley Investment Management Inc.

Portfolio Manager:

Theodore R. Bigman

6	Annual Report 2010

Fund Performance	NVIT Real Estate Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	30.18%	0.25%
Class II	29.82%	(0.06)%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

Expense Ratio*
Class I	1.04%
Class II	1.29%

*	Current effective prospectus dated October 15, 2010. Please see the Fund's most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Real Estate Fund versus performance of the FTS NAREIT Equity REITs Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The FTSE NAREIT Equity REITs Index, which consists of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ National Market List.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Real Estate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Real Estate Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,221.80	5.60	1.00
	Hypothetical	[b]	1,000.00	1,020.16	5.09	1.00
Class II Shares	Actual		1,000.00	1,221.20	7.00	1.25
	Hypothetical	[b]	1,000.00	1,018.90	6.36	1.25

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Real Estate Fund

Asset Allocation
Common Stocks	98.7%
Mutual Fund	1.0%
Other assets in excess of liabilities	0.3%

100.0%

Top Industries †
Real Estate Investment Trusts (REITs)	89.8%
Real Estate Management & Development	4.8%
Hotels, Restaurants & Leisure	3.2%
Health Care Providers & Services	1.2%
Other Industries	1.0%

100.0%

Top Holdings †
Simon Property Group, Inc.	12.2%
Equity Residential	9.8%
Host Hotels & Resorts, Inc.	7.6%
Vornado Realty Trust	5.6%
Boston Properties, Inc.	5.1%
Regency Centers Corp.	4.8%
Public Storage	4.6%
HCP, Inc.	4.3%
AvalonBay Communities, Inc.	3.8%
Starwood Hotels & Resorts Worldwide, Inc.	3.2%
Other Holdings	39.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Real Estate Fund

Common Stocks 98.7%

	Shares	Market Value

Health Care Providers & Services 1.3%
Assisted Living Concepts, Inc., Class A *	98,608	$3,207,718
Capital Senior Living Corp. *	69,431	465,188

		3,672,906

Hotels, Restaurants & Leisure 3.2%
Starwood Hotels & Resorts Worldwide, Inc.	155,650	9,460,407

Real Estate Investment Trusts (REITs) 89.5%
Acadia Realty Trust	117,039	2,134,791
AMB Property Corp.	280,654	8,899,538
American Campus Communities, Inc.	18,200	578,032
Apartment Investment & Management Co., Class A	7,648	197,624
AvalonBay Communities, Inc.	100,154	11,272,333
BioMed Realty Trust, Inc.	60,950	1,136,717
Boston Properties, Inc.	173,416	14,931,118
BRCP REIT I, LLC * (a)(b)	1,255,145	439,301
BRCP REIT II, LLC * (a)(b)	2,903,712	1,393,782
BRE Properties, Inc.	110	4,785
Cabot Industrial Value Fund LP * (a)(b)	5,040	1,764,000
Camden Property Trust	150,769	8,138,511
Colony Financial, Inc.	1,266	25,345
CommonWealth REIT	17,034	434,537
Cousins Properties, Inc.	425,251	3,546,593
CreXus Investment Corp.	51,430	673,733
DCT Industrial Trust, Inc.	321,351	1,706,374
Digital Realty Trust, Inc.	65,146	3,357,625
Douglas Emmett, Inc.	75,310	1,250,146
Duke Realty Corp.	89,668	1,117,263
Equity Lifestyle Properties, Inc.	95,226	5,325,990
Equity One, Inc.	5,841	106,189
Equity Residential	557,242	28,948,722
Federal Realty Investment Trust	54,186	4,222,715
General Growth Properties, Inc.	477,160	7,386,437
HCP, Inc.	344,254	12,665,105
Healthcare Realty Trust, Inc.	225,718	4,778,450
Host Hotels & Resorts, Inc.	1,251,588	22,365,878
Keystone Industrial Fund LP * (a)(b)	2,700,000	2,133,000
Kite Realty Group Trust	54,756	296,230
Lexington Realty Trust	19,940	158,523
Liberty Property Trust	53,227	1,699,006
LTC Properties, Inc.	17,476	490,726
Macerich Co. (The)	53,629	2,540,406
Mack-Cali Realty Corp.	169,230	5,594,744
Nationwide Health Properties, Inc.	43,335	1,576,527
Parkway Properties, Inc.	3,980	69,730
Plum Creek Timber Co., Inc.	37,731	1,413,026
Post Properties, Inc.	46,906	1,702,688
PS Business Parks, Inc.	36,507	2,034,170

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Public Storage	134,273	$13,617,968
Rayonier, Inc.	13,975	733,967
Regency Centers Corp.	332,572	14,047,841
Retail Opportunity Investments Corp.	205,791	2,039,389
Senior Housing Properties Trust	233,644	5,126,149
Simon Property Group, Inc.	363,674	36,181,926
Sovran Self Storage, Inc.	35,523	1,307,602
Starwood Property Trust, Inc.	137,129	2,945,531
Taubman Centers, Inc.	28,783	1,452,966
Ventas, Inc.	45,056	2,364,539
Vornado Realty Trust	196,964	16,413,010
Winthrop Realty Trust	71,650	916,403

		265,657,701

Real Estate Management & Development 4.7%
Brookfield Properties Corp.	265,342	4,651,445
Coresite Realty Corp.	70,780	965,439
Forest City Enterprises, Inc., Class A *	433,985	7,243,210
Hudson Pacific Properties, Inc.	79,050	1,189,703

		14,049,797

Total Common Stocks (cost $214,126,160)		292,840,811

Mutual Fund 1.0%
Money Market Fund 1.0%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (c)	3,094,745	3,094,745

Total Mutual Fund (cost $3,094,745)		3,094,745
Total Investments (cost $217,220,905) (d) — 99.7%		295,935,556
Other assets in excess of liabilities — 0.3%		804,522

NET ASSETS — 100.0%		$296,740,078

*	Denotes a non-income producing security.
(a)	Fair valued security.
(b)	Security considered illiquid and restricted. The total value of such securities as of December 31, 2010 was $5,730,083 and represented 1.93% of Net Assets. (Note 2)
(c)	Represents 7-day effective yield as of December 31, 2010.
(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

LP	Limited Partnership

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Real Estate Fund
Assets:
Investments, at value (cost $217,220,905)	$295,935,556
Cash	418
Foreign currencies, at value (cost $1,318)	1,385
Dividends receivable	1,058,844
Receivable for investments sold	472,916
Receivable for capital shares issued	65,693
Prepaid expenses	819

Total Assets	297,535,631

Liabilities:
Payable for capital shares redeemed	502,130
Accrued expenses and other payables:
Investment advisory fees	175,225
Fund administration fees	12,443
Distribution fees	14,727
Administrative servicing fees	43,999
Accounting and transfer agent fees	2,514
Trustee fees	2,059
Custodian fees	600
Compliance program costs (Note 3)	728
Professional fees	16,373
Printing fees	11,036
Other	13,719

Total Liabilities	795,553

Net Assets	$296,740,078

Represented by:
Capital	$217,316,626
Accumulated net realized gains from investment and foreign currency transactions	708,734
Net unrealized appreciation/(depreciation) from investments	78,714,651
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	67

Net Assets	$296,740,078

Net Assets:
Class I Shares	$227,118,437
Class II Shares	69,621,641

Total	$296,740,078

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	26,350,545
Class II Shares	8,109,376

Total	34,459,921

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.62
Class II Shares	$8.59

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

NVIT Real Estate Fund
INVESTMENT INCOME:
Dividend income	$6,783,251
Other income	52
Foreign tax withholding	(34,636)

Total Income	6,748,667

EXPENSES:
Investment advisory fees	1,938,273
Fund administration fees	128,300
Distribution fees Class II Shares	152,963
Administrative servicing fees Class I Shares	323,566
Administrative servicing fees Class II Shares	91,779
Professional fees	42,927
Printing fees	133,214
Trustee fees	9,047
Custodian fees	12,094
Accounting and transfer agent fees	2,933
Compliance program costs (Note 3)	530
Other	51,859

Total expenses before earnings credit	2,887,485

Earnings credit (Note 4)	(12)

Net Expenses	2,887,473

NET INVESTMENT INCOME	3,861,194

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	24,108,024
Net realized losses from foreign currency transactions (Note 2)	(115)

Net realized gains from investment and foreign currency transactions	24,107,909

Net change in unrealized appreciation/(depreciation) from investments	44,049,030
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	67

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	44,049,097

Net realized/unrealized gains from investments, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	68,157,006

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$72,018,200

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Real Estate Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$3,861,194	$1,830,876
Net realized gains from investment and foreign currency transactions	24,107,909	1,997,430
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	44,049,097	37,221,967

Change in net assets resulting from operations	72,018,200	41,050,273

Distributions to Shareholders From:
Net investment income:
Class I	(4,066,981)	(1,625,890)
Class II	(1,028,146)	(395,422)
Net realized gains:
Class I	(17,273,676)	(639,310)
Class II	(5,273,928)	(171,012)

Change in net assets from shareholder distributions	(27,642,731)	(2,831,634)

Change in net assets from capital transactions	(2,197,291)	210,767,740

Change in net assets	42,178,178	248,986,379

Net Assets:
Beginning of year	254,561,900	5,575,521

End of year	$296,740,078	$254,561,900

Accumulated undistributed net investment income at end of year	$—	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$17,007,439	$23,626,969
Proceeds from shares issued in-kind (Note 8)	—	172,779,862
Dividends reinvested	21,340,657	2,265,200
Cost of shares redeemed	(47,862,723)	(30,814,094)

Total Class I	(9,514,627)	167,857,937

Class II Shares
Proceeds from shares issued	11,212,161	7,396,866
Proceeds from shares issued in-kind (Note 8)	—	40,061,229
Dividends reinvested	6,302,074	566,434
Cost of shares redeemed	(10,196,899)	(5,114,726)

Total Class II	7,317,336	42,909,803

Change in net assets from capital transactions	$(2,197,291)	$210,767,740

SHARE TRANSACTIONS:
Class I Shares
Issued	2,080,533	3,667,017
Issued in-kind (Note 8)	—	27,822,844
Reinvested	2,500,649	314,341
Redeemed	(5,815,750)	(4,880,988)

Total Class I Shares	(1,234,568)	26,923,214

Class II Shares
Issued	1,326,535	1,307,790
Issued in-kind (Note 8)	—	6,430,374
Reinvested	740,372	79,818
Redeemed	(1,254,448)	(837,334)

Total Class II Shares	812,459	6,980,648

Total change in shares	(422,109)	33,903,862

Amounts designated as "—" are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Real Estate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average to Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010(e)	$7.30	0.12	2.06	2.18	(0.16)	(0.70)	–	(0.86)	$8.62	30.18%	$227,118,437	0.99%	1.44%	0.99%	24.25%
Year Ended December 31, 2009(e)	$5.71	0.13	1.59	1.72	(0.11)	(0.02)	–	(0.13)	$7.30	30.84%	$201,455,813	0.97%	1.99%	0.97%	31.82%
Period Ended December 31, 2008(f)	$10.00	0.12	(4.19)	(4.07)	(0.12)	–	(0.10)	(0.22)	$5.71	(40.88)%	$3,776,313	0.89%	2.20%	1.33%	19.78%

Class II Shares
Year Ended December 31, 2010(e)	$7.28	0.10	2.05	2.15	(0.14)	(0.70)	–	(0.84)	$8.59	29.82%	$69,621,641	1.24%	1.21%	1.24%	24.25%
Year Ended December 31, 2009(e)	$5.69	0.12	1.59	1.71	(0.10)	(0.02)	–	(0.12)	$7.28	30.52%	$53,106,087	1.22%	1.82%	1.22%	31.82%
Period Ended December 31, 2008(f)	$10.00	0.12	(4.22)	(4.10)	(0.11)	–	(0.10)	(0.21)	$5.69	(41.07)%	$1,799,208	1.24%	2.62%	1.52%	19.78%

Amounts designated as "-" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Real Estate Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investments categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

2010 Annual Report	15

Notes to Financial Statements (Continued)

December 31, 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security are deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy,. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Health Care Providers & Services	$3,672,906	$—	$—	$3,672,906
Hotels, Restaurants & Leisure	9,460,407	—	—	9,460,407
Real Estate Investment Trusts (REITs)	259,927,618	—	5,730,083	265,657,701
Real Estate Management & Development	14,049,797	—	—	14,049,797
Total Common Stocks	287,110,728	—	5,730,083	292,840,811
Mutual Fund	3,094,745	—	—	3,094,745
Total	$290,205,473	$—	$5,730,083	$295,935,556

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Total
Balance as of 12/31/09	$5,500,404	$5,500,404
Accrued Accretion/(Amortization)	—	—
Change in Unrealized Appreciation/(Depreciation)	(625,676)	(625,676)
Net Purchases/(Sales)	855,355	855,355
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/10	$5,730,083	$5,730,083
Change in Unrealized Appreciation/(Depreciation) for securities still held	$(625,676)	$(625,676)

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

16	Annual Report 2010

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Restricted Securities

At December 31, 2010, the Fund owned restricted private placement instruments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Trustees. The acquisition dates of these investments, their costs, and their values at December 31, 2010 were as follows:

	Number of Shares	Acquisition Date	Cost	Market Value	% of Net Assets
BRCP REIT I, LLC	1,255,145	8/14/2009	$470,409	$439,301	0.15%
BRCP REIT II, LLC	2,048,357	8/14/2009	1,229,014	983,212	0.33%
BRCP REIT II, LLC	333,513	1/27/2010	333,513	160,086	0.05%
BRCP REIT II, LLC	521,842	8/17/2010	521,842	250,484	0.09%
Cabot Industrial Value Fund II, LP	5,040	8/14/2009	2,394,000	1,764,000	0.59%
Keystone Industrial Fund LP	2,619,000	8/14/2009	2,127,461	2,069,010	0.70%
Keystone Industrial Fund LP	81,000	11/13/2009	79,818	63,990	0.02%

Total			$7,156,057	$5,730,083	1.93%

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to distribution redesignations, foreign currency gains and losses, return of capital from real estate investment trusts, adjustments to prior period accumulated balances, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(f)	Federal Income Taxes

The fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Beginning May 1, 2010, NFA has selected Morgan Stanley Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund. Prior to May 1, 2010, Van Kampen Asset Management was the subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.70%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $1,246,035 for the year ended December 31, 2010.

Until April 30, 2010, the Trust and NFA operated pursuant to a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.85% for all share classes.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the

18	Annual Report 2010

fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$14,613	$ —	$ —	$ 14,613
(a)	For the period March 28, 2008 (commencement of operations) through December 31, 2008.

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense

Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $415,345 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $530.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

20	Annual Report 2010

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $64,813,889 and sales of $83,435,594 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments.

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Other

During the year ended December 31, 2009, the Fund issued shares of beneficial interest in exchange for securities tendered to the Fund by the purchaser of such shares. The Fund issued 34,253,218 shares of beneficial interest in exchange for securities with a market value of $212,841,091 that were tendered by the purchaser as in-kind consideration for the purchase of shares of beneficial interest of the Fund on August 14, 2009.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,695,808	$8,946,923	$27,642,731	$—	$27,642,731

Amount designated as “—” is zero or has been rounded to zero.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,519,058	$312,576	$2,831,634	$—	$2,831,634

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$1,896,469	$1,896,469	$—	$—	$77,526,983	$79,423,452

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales and real estate investment trust adjustments.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$218,408,640	$79,564,154	$(2,037,238)	$77,526,916

22	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Real Estate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	23

Supplemental Information

(Unaudited)

NVIT Real Estate Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.43%.

The Fund designates $8,946,923, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals

24	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
International, Inc. (dental products), Ultralife Batteries, Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
				chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	25

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

26	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28	Annual Report 2010

NVIT S&P 500 Index Fund

Annual Report

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

17	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

20	Financial Highlights

21	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Supplemental Information

33	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-S&P (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund seeks to match the performance of an index.

Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions.

Investments in the Fund are subject to stock market risk and derivatives risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the

2	Annual Report 2010

performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

NVIT S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT S&P 500 Index Fund (Class IV at NAV) returned 14.73% versus 15.06% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of S&P 500 Index Objective Funds (consisting of 62 funds as of December 31, 2010) was 14.66% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The consumer discretionary sector posted the strongest returns was the most significant contributor to Fund performance during the reporting period, with 27.6%; followed by industrials, with 26.9%; and materials, with 22.9%. During the reporting period, Cummins, Inc. (in the industrials sector) was the top performer, posting total returns of 142.7%

What areas of investment detracted from Fund performance?

The health-care sector, while positive, was the weakest contributor during the reporting period, with 3.0%; followed by utilities, with 5.9%; and information technology, with 10.1%. Consumer staples holding, Dean Foods Co. was the top detractor, registering — 51.0% during the reporting period.

What was the impact of investments in derivatives on Fund performance?

Our policy regarding the use of cash in the investment process is to stay fully invested, minimizing unequitized cash balances. Cash flows are generated from client activity, dividends, interest received and other cash flows associated with securities in the portfolio. Futures contracts are purchased to provide immediate market exposure proportionate to the size of both cash flows and residual cash within the portfolio. The goal is to reduce the overall portfolio tracking error that would be incurred should cash remain uninvested in the portfolio.

Futures use is limited to Commodity Futures Trading Commission (CFTC) approved contracts that are fully backed by cash or accrued dividends. No leverage is employed. The portfolio usually holds less than 5% of futures to equitize cash and accruals. While over the long term, S&P 500 futures should mirror the performance of the S&P 500 Index, pricing disparity can appear in the short term, and the Fund can benefit from or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the trading of futures contracts had a negligible impact on Fund performance.

What is your outlook for the near term?

Equities finished 2010 in a position of significant strength thanks in part to improved economic expectations, improving jobs growth news, and the capital markets-friendly combination of QE2 (Quantitative Easing 2, the second round of the Federal Reserve Board’s monetary policy for stimulating the U.S. economy after the recession that began in 2007–2008) and the Congressional passage of the Bush-era tax cuts with some fiscal sweeteners. In this context, with risks to the downside reduced, we believe that there are opportunities for investors in risk assets, and in stocks in particular.

With the strong fourth quarter of 2010’s stock-market gains behind us, investors will be assessing whether the upswing will continue. The strong technical backdrop of the likely shift of investor flows into equities, the probability of continuing strong corporate earnings, and our belief that the unemployment rate could begin to notch down contribute to our positive view. Downside risk, however, does exist in the continued weak housing market, the potential for negative state and municipal credit events, and impacts from European crisis and emerging markets interest-rate tightening.

Strong balance sheets and income statements with healthy free cash flow will likely lead to considerable increases in dividends, share buybacks, mergers-and-acquisitions (M&A) activity and business reinvestment. In this context, we see higher-quality economic growth (more from demand, less from stimulus) and resultant higher gross domestic product (GDP). When these factors are combined with improved business and consumer confidence and a less-hostile capital markets attitude from Washington, D.C., we anticipate another reasonably good year for risk assets.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Edward Corallo and Debra L. Jelilian

2010 Annual Report	5

Fund Performance	NVIT S&P 500 Index Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class IV	14.73%	1.94%	1.10%
Class Y2,3	14.99%	2.05%	1.15%

1	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

2	Class Y shares were known as Class ID shares until May 1, 2008.

3	These returns, until the creation of the Class Y (May 1, 2006), are based on the performance of the Class IV shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses than Class IV shares.

Expense Ratios

Expense Ratio*
Class IV	0.30%
Class Y	0.20%

*	Current effective prospectus dated May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT S&P 500 Index Fund versus performance of the Standard & Poor’s 500 Index (S&P 500 Index)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	NVIT S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT S&P 500 Index Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class IV Shares	Actual		1,000.00	1,230.10	1.63	0.29
	Hypothetical	[b]	1,000.00	1,023.74	1.48	0.29
Class Y Shares	Actual		1,000.00	1,232.40	1.07	0.19
	Hypothetical	[b]	1,000.00	1,024.25	0.97	0.19

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary December 31, 2010	NVIT S&P 500 Index Fund

Asset Allocation
Common Stocks	97.6%
Mutual Fund	2.3%
Repurchase Agreements	1.3%
Liabilities in excess of other assets	(1.2)%

100.0%

Top Industries †
Oil, Gas & Consumable Fuels	9.5%
Pharmaceuticals	5.4%
Computers & Peripherals	4.3%
Diversified Financial Services	4.1%
Software	3.8%
Insurance	3.8%
Media	3.0%
Information Technology Services	2.9%
Commercial Banks	2.9%
Diversified Telecommunication Services	2.7%
Other Industries *	57.6%

100.0%

Top Holdings †
Exxon Mobil Corp.	3.1%
Apple, Inc.	2.5%
Invesco Liquid Assets Portfolio — Institutional Class	2.3%
Microsoft Corp.	1.8%
General Electric Co.	1.6%
Chevron Corp.	1.6%
International Business Machines Corp.	1.5%
Procter & Gamble Co. (The)	1.5%
AT&T, Inc.	1.5%
Johnson & Johnson	1.4%
Other Holdings *	81.2%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

NVIT S&P 500 Index Fund

Common Stocks 97.6%

	Shares	Market Value

Aerospace & Defense 2.6%
Boeing Co. (The)	152,328	$9,940,925
General Dynamics Corp.	78,428	5,565,251
Goodrich Corp.	25,999	2,289,732
Honeywell International, Inc.	162,005	8,612,186
ITT Corp.	38,059	1,983,254
L-3 Communications Holdings, Inc.	23,497	1,656,303
Lockheed Martin Corp.	61,311	4,286,252
Northrop Grumman Corp.	60,622	3,927,093
Precision Castparts Corp.	29,618	4,123,122
Raytheon Co.	75,684	3,507,197
Rockwell Collins, Inc.	32,622	1,900,558
United Technologies Corp.	191,726	15,092,671

		62,884,544

Air Freight & Logistics 1.1%
CH Robinson Worldwide, Inc.	34,421	2,760,220
Expeditors International of Washington, Inc.	44,031	2,404,092
FedEx Corp.	65,386	6,081,552
United Parcel Service, Inc., Class B	205,331	14,902,924

		26,148,788

Airlines 0.1%
Southwest Airlines Co.	154,799	2,009,291

Auto Components 0.2%
Goodyear Tire & Rubber Co. (The) *(a)	50,404	597,287
Johnson Controls, Inc.	140,043	5,349,643

		5,946,930

Automobiles 0.6%
Ford Motor Co. *	777,976	13,062,217
Harley-Davidson, Inc.	48,870	1,694,323

		14,756,540

Beverages 2.5%
Brown-Forman Corp., Class B	21,537	1,499,406
Coca-Cola Co. (The)	482,143	31,710,545
Coca-Cola Enterprises, Inc.	70,374	1,761,461
Constellation Brands, Inc., Class A *	37,220	824,423
Dr. Pepper Snapple Group, Inc.	47,143	1,657,548
Molson Coors Brewing Co., Class B	32,796	1,646,031
PepsiCo, Inc.	329,061	21,497,555

		60,596,969

Biotechnology 1.3%
Amgen, Inc. *	196,169	10,769,678
Biogen Idec, Inc. *(a)	49,475	3,317,299
Celgene Corp. *	97,734	5,779,989
Cephalon, Inc. *	15,604	963,079
Genzyme Corp. *	53,786	3,829,563
Gilead Sciences, Inc. *	168,562	6,108,687

		30,768,295

Common Stocks (continued)

	Shares	Market Value

Building Products 0.0%†
Masco Corp. (a)	74,388	$941,752

Capital Markets 2.5%
Ameriprise Financial, Inc.	51,480	2,962,674
Bank of New York Mellon Corp. (The)	257,586	7,779,097
Charles Schwab Corp. (The)	206,234	3,528,664
E*Trade Financial Corp. *	41,247	659,952
Federated Investors, Inc., Class B (a)	19,184	502,045
Franklin Resources, Inc.	30,228	3,361,656
Goldman Sachs Group, Inc. (The)	106,149	17,850,016
Invesco Ltd.	95,924	2,307,932
Janus Capital Group, Inc.	37,987	492,691
Legg Mason, Inc.	31,759	1,151,899
Morgan Stanley	314,153	8,548,103
Northern Trust Corp.	50,240	2,783,798
State Street Corp.	104,151	4,826,357
T. Rowe Price Group, Inc.	53,199	3,433,464

		60,188,348

Chemicals 2.1%
Air Products & Chemicals, Inc.	44,500	4,047,275
Airgas, Inc.	15,610	975,001
CF Industries Holdings, Inc.	14,751	1,993,598
Dow Chemical Co. (The)	241,026	8,228,628
E. I. du Pont de Nemours & Co.	189,563	9,455,402
Eastman Chemical Co.	14,991	1,260,443
Ecolab, Inc.	48,193	2,429,891
FMC Corp.	15,041	1,201,625
International Flavors & Fragrances, Inc.	16,571	921,182
Monsanto Co.	111,368	7,755,668
PPG Industries, Inc. (a)	33,845	2,845,349
Praxair, Inc.	63,626	6,074,374
Sherwin-Williams Co. (The)	18,597	1,557,499
Sigma-Aldrich Corp.	25,177	1,675,781

		50,421,716

Commercial Banks 2.9%
BB&T Corp.	144,190	3,790,755
Comerica, Inc.	36,589	1,545,519
Fifth Third Bancorp (a)	165,252	2,425,899
First Horizon National Corp. *	49,139	578,852
Huntington Bancshares, Inc.	179,179	1,230,960
KeyCorp	182,671	1,616,638
M&T Bank Corp.	24,825	2,161,016
Marshall & Ilsley Corp.	109,479	757,595
PNC Financial Services Group, Inc.	109,173	6,628,985
Regions Financial Corp.	260,631	1,824,417
SunTrust Banks, Inc.	103,749	3,061,633
U.S. Bancorp	398,334	10,743,068
Wells Fargo & Co.	1,089,841	33,774,173
Zions Bancorporation	36,985	896,147

		71,035,657

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies 0.5%
Avery Dennison Corp.	22,410	$948,839
Cintas Corp.	26,236	733,559
Iron Mountain, Inc.	41,408	1,035,614
Pitney Bowes, Inc. (a)	42,210	1,020,638
Republic Services, Inc.	63,918	1,908,591
RR Donnelley & Sons Co.	42,806	747,821
Stericycle, Inc. *(a)	17,827	1,442,561
Waste Management, Inc.	98,783	3,642,129

		11,479,752

Communications Equipment 2.2%
Cisco Systems, Inc. *	1,150,844	23,281,574
F5 Networks, Inc. *	16,793	2,185,777
Harris Corp.	26,559	1,203,123
JDS Uniphase Corp. *	46,208	669,092
Juniper Networks, Inc. *	108,656	4,011,579
Motorola, Inc. *	487,899	4,425,244
QUALCOMM, Inc.	335,907	16,624,037
Tellabs, Inc.	76,552	519,023

		52,919,449

Computers & Peripherals 4.3%
Apple, Inc. *	190,466	61,436,713
Dell, Inc. *	348,664	4,724,397
EMC Corp. *	427,840	9,797,536
Hewlett-Packard Co.	470,877	19,823,922
Lexmark International, Inc., Class A *	16,294	567,357
NetApp, Inc. *	75,058	4,125,188
QLogic Corp. *	21,912	372,942
SanDisk Corp. *	48,707	2,428,531
Western Digital Corp. *	47,587	1,613,199

		104,889,785

Construction & Engineering 0.2%
Fluor Corp.	37,097	2,458,047
Jacobs Engineering Group, Inc. *	26,090	1,196,227
Quanta Services, Inc. *	44,786	892,137

		4,546,411

Construction Materials 0.1%
Vulcan Materials Co. (a)	26,617	1,180,730

Consumer Finance 0.7%
American Express Co.	217,466	9,333,641
Capital One Financial Corp.	94,793	4,034,390
Discover Financial Services	112,898	2,092,000
SLM Corp. *	100,789	1,268,933

		16,728,964

Containers & Packaging 0.2%
Ball Corp.	18,334	1,247,629
Bemis Co., Inc.	22,336	729,494

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging (continued)
Owens-Illinois, Inc. *	33,938	$1,041,896
Sealed Air Corp.	33,118	842,853

		3,861,872

Distributors 0.1%
Genuine Parts Co.	32,707	1,679,177

Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A *	26,329	1,039,732
DeVry, Inc.	12,848	616,447
H&R Block, Inc. (a)	64,016	762,431

		2,418,610

Diversified Financial Services 4.2%
Bank of America Corp.	2,094,010	27,934,093
Citigroup, Inc. *	6,031,940	28,531,076
CME Group, Inc.	13,914	4,476,830
IntercontinentalExchange, Inc. *	15,186	1,809,412
JPMorgan Chase & Co.	811,667	34,430,914
Leucadia National Corp.	40,897	1,193,374
Moody’s Corp. (a)	42,299	1,122,615
NASDAQ OMX Group, Inc. (The) *	29,152	691,194
NYSE Euronext	54,074	1,621,139

		101,810,647

Diversified Telecommunication Services 2.7%
AT&T, Inc.	1,227,138	36,053,314
CenturyLink, Inc.	62,981	2,907,833
Frontier Communications Corp.	206,933	2,013,458
Qwest Communications International, Inc.	362,269	2,756,867
Verizon Communications, Inc.	586,956	21,001,286
Windstream Corp.	100,262	1,397,652

		66,130,410

Electric Utilities 1.7%
Allegheny Energy, Inc.	35,196	853,151
American Electric Power Co., Inc.	99,776	3,589,941
Duke Energy Corp.	275,064	4,898,890
Edison International	67,613	2,609,862
Entergy Corp.	37,560	2,660,375
Exelon Corp.	137,421	5,722,210
FirstEnergy Corp. (a)	63,261	2,341,922
NextEra Energy, Inc.	86,299	4,486,685
Northeast Utilities	36,553	1,165,310
Pepco Holdings, Inc.	46,457	847,840
Pinnacle West Capital Corp.	22,544	934,449
PPL Corp.	100,573	2,647,081
Progress Energy, Inc.	60,948	2,650,019
Southern Co.	174,156	6,657,984

		42,065,719

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 0.5%
Emerson Electric Co.	156,322	$8,936,929
Rockwell Automation, Inc.	29,438	2,110,999
Roper Industries, Inc.	19,674	1,503,684

		12,551,612

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A (a)	36,270	1,914,330
Corning, Inc.	324,621	6,271,678
FLIR Systems, Inc. *	32,809	976,068
Jabil Circuit, Inc.	40,712	817,904
Molex, Inc. (a)	28,599	649,769

		10,629,749

Energy Equipment & Services 2.1%
Baker Hughes, Inc.	89,646	5,125,062
Cameron International Corp. *	50,467	2,560,191
Diamond Offshore Drilling, Inc. (a)	14,425	964,600
FMC Technologies, Inc. *	24,904	2,214,215
Halliburton Co.	188,778	7,707,806
Helmerich & Payne, Inc.	21,957	1,064,475
Nabors Industries Ltd. *	59,196	1,388,738
National Oilwell Varco, Inc.	87,143	5,860,367
Rowan Cos., Inc. *	26,230	915,689
Schlumberger Ltd.	283,287	23,654,464

		51,455,607

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	89,763	6,481,786
CVS Caremark Corp.	282,169	9,811,016
Kroger Co. (The)	132,399	2,960,442
Safeway, Inc.	77,390	1,740,501
SUPERVALU, Inc.	44,211	425,752
Sysco Corp.	121,472	3,571,277
Walgreen Co.	192,211	7,488,540
Wal-Mart Stores, Inc.	406,767	21,936,944
Whole Foods Market, Inc. *	30,540	1,545,019

		55,961,277

Food Products 1.7%
Archer-Daniels-Midland Co.	132,678	3,990,954
Campbell Soup Co.	39,756	1,381,521
ConAgra Foods, Inc.	91,240	2,060,199
Dean Foods Co. *	38,236	338,006
General Mills, Inc.	132,939	4,731,299
H.J. Heinz Co.	66,613	3,294,679
Hershey Co. (The)	32,049	1,511,111
Hormel Foods Corp.	14,370	736,606

Common Stocks (continued)

	Shares	Market Value

Food Products (Continued)
JM Smucker Co. (The)	24,800	$1,628,120
Kellogg Co.	52,747	2,694,317
Kraft Foods, Inc., Class A	362,712	11,429,055
McCormick & Co., Inc., Non-Voting Shares	27,649	1,286,508
Mead Johnson Nutrition Co.	42,449	2,642,450
Sara Lee Corp.	132,712	2,323,787
Tyson Foods, Inc., Class A	61,875	1,065,488

		41,114,100

Gas Utilities 0.1%
Nicor, Inc.	9,502	474,340
Oneok, Inc.	22,083	1,224,944

		1,699,284

Health Care Equipment & Supplies 1.6%
Baxter International, Inc.	120,987	6,124,362
Becton, Dickinson and Co.	47,744	4,035,323
Boston Scientific Corp. *	316,221	2,393,793
C.R. Bard, Inc.	19,287	1,769,968
CareFusion Corp. *	46,141	1,185,824
DENTSPLY International, Inc.	29,636	1,012,662
Intuitive Surgical, Inc. *	8,167	2,105,044
Medtronic, Inc.	224,110	8,312,240
St. Jude Medical, Inc. *	71,202	3,043,886
Stryker Corp.	70,843	3,804,269
Varian Medical Systems, Inc. *	24,701	1,711,285
Zimmer Holdings, Inc. *	40,990	2,200,343

		37,698,999

Health Care Providers & Services 1.9%
Aetna, Inc.	83,063	2,534,252
AmerisourceBergen Corp.	57,369	1,957,430
Cardinal Health, Inc.	72,447	2,775,445
CIGNA Corp.	56,213	2,060,769
Coventry Health Care, Inc. *	30,790	812,856
DaVita, Inc. *	20,178	1,402,169
Express Scripts, Inc. *	109,427	5,914,529
Humana, Inc. *	34,935	1,912,342
Laboratory Corp of America Holdings *(a)	21,113	1,856,255
McKesson Corp.	52,540	3,697,765
Medco Health Solutions, Inc. *	88,115	5,398,806
Patterson Cos., Inc.	20,107	615,878
Quest Diagnostics, Inc.	29,361	1,584,613
Tenet Healthcare Corp. *	101,436	678,607
UnitedHealth Group, Inc.	228,374	8,246,585
WellPoint, Inc. *	81,721	4,646,656

		46,094,957

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Technology 0.1%
Cerner Corp. *(a)	14,829	$1,404,899

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	89,413	4,122,833
Darden Restaurants, Inc. (a)	28,732	1,334,314
International Game Technology	61,856	1,094,233
Marriott International, Inc., Class A	59,766	2,482,680
McDonald’s Corp.	219,362	16,838,227
Starbucks Corp.	153,905	4,944,968
Starwood Hotels & Resorts Worldwide, Inc.	39,628	2,408,590
Wyndham Worldwide Corp.	36,318	1,088,087
Wynn Resorts Ltd.	15,734	1,633,819
Yum! Brands, Inc.	97,309	4,773,006

		40,720,757

Household Durables 0.4%
D.R. Horton, Inc. (a)	58,258	695,018
Fortune Brands, Inc.	31,617	1,904,924
Harman International Industries, Inc. *	14,534	672,924
Leggett & Platt, Inc.	30,386	691,586
Lennar Corp., Class A	32,999	618,731
Newell Rubbermaid, Inc.	60,319	1,096,600
Pulte Group, Inc. *	69,906	525,693
Stanley Black & Decker, Inc.	34,538	2,309,556
Whirlpool Corp.	15,771	1,400,938

		9,915,970

Household Products 2.2%
Clorox Co.	28,993	1,834,677
Colgate-Palmolive Co.	100,217	8,054,440
Kimberly-Clark Corp.	84,666	5,337,345
Procter & Gamble Co. (The)	581,200	37,388,596

		52,615,058

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The) *	137,424	1,673,824
Constellation Energy Group, Inc.	41,474	1,270,349
NRG Energy, Inc. *	51,309	1,002,578

		3,946,751

Industrial Conglomerates 2.4%
3M Co.	148,438	12,810,200
General Electric Co.	2,212,253	40,462,107
Textron, Inc. (a)	56,902	1,345,163
Tyco International Ltd.	101,617	4,211,009

		58,828,479

Information Technology Services 2.9%
Automatic Data Processing, Inc.	102,424	4,740,183
Cognizant Technology Solutions Corp., Class A *	63,024	4,619,029

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Computer Sciences Corp.	32,038	$1,589,085
Fidelity National Information Services, Inc.	55,079	1,508,614
Fiserv, Inc. *	30,874	1,807,981
International Business Machines Corp.	257,953	37,857,182
MasterCard, Inc., Class A	20,096	4,503,714
Paychex, Inc.	66,760	2,063,552
SAIC, Inc. *	60,930	966,350
Teradata Corp. *	34,717	1,428,952
Total System Services, Inc.	33,773	519,429
Visa, Inc., Class A	101,176	7,120,767
Western Union Co. (The)	136,162	2,528,528

		71,253,366

Insurance 3.8%
ACE Ltd.	70,491	4,388,065
Aflac, Inc.	97,891	5,523,989
Allstate Corp. (The)	111,664	3,559,848
American International Group, Inc. *(a)	29,089	1,676,108
Aon Corp.	68,519	3,152,559
Assurant, Inc.	22,108	851,600
Berkshire Hathaway, Inc., Class B *	359,302	28,783,683
Chubb Corp.	63,309	3,775,749
Cincinnati Financial Corp.	33,756	1,069,728
Genworth Financial, Inc., Class A *	101,542	1,334,262
Hartford Financial Services Group, Inc.	92,207	2,442,563
Lincoln National Corp.	65,728	1,827,896
Loews Corp.	65,671	2,555,259
Marsh & McLennan Cos., Inc.	112,949	3,088,026
MetLife, Inc.	188,166	8,362,097
Principal Financial Group, Inc.	66,470	2,164,263
Progressive Corp. (The)	137,748	2,737,053
Prudential Financial, Inc.	100,788	5,917,263
Torchmark Corp.	16,606	992,042
Travelers Cos., Inc. (The)	95,307	5,309,553
Unum Group	65,836	1,594,548
XL Group PLC	67,097	1,464,057

		92,570,211

Internet & Catalog Retail 0.8%
Amazon.com, Inc. *	73,628	13,253,040
Expedia, Inc.	41,982	1,053,328
Netflix, Inc. *	9,010	1,583,057
priceline.com, Inc. *	10,196	4,073,812

		19,963,237

Internet Software & Services 1.9%
Akamai Technologies, Inc. *	37,891	1,782,772
eBay, Inc. *	238,205	6,629,245
Google, Inc., Class A *	51,791	30,762,300

12	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Monster Worldwide, Inc. *(a)	27,031	$638,742
VeriSign, Inc. (a)	35,701	1,166,352
Yahoo!, Inc. *	270,630	4,500,577

		45,479,988

Leisure Equipment & Products 0.1%
Hasbro, Inc.	28,272	1,333,873
Mattel, Inc.	74,650	1,898,349

		3,232,222

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc. *	71,880	2,977,988
Life Technologies Corp. *	38,785	2,152,568
PerkinElmer, Inc.	24,465	631,686
Thermo Fisher Scientific, Inc. *	82,524	4,568,529
Waters Corp. *	18,959	1,473,304

		11,804,075

Machinery 2.2%
Caterpillar, Inc.	131,794	12,343,826
Cummins, Inc.	41,069	4,518,001
Danaher Corp.	111,359	5,252,804
Deere & Co.	87,965	7,305,493
Dover Corp.	38,736	2,264,119
Eaton Corp.	34,953	3,548,079
Flowserve Corp.	11,608	1,383,906
Illinois Tool Works, Inc. (a)	102,966	5,498,385
Ingersoll-Rand PLC	67,292	3,168,780
PACCAR, Inc.	75,650	4,343,823
Pall Corp.	23,910	1,185,458
Parker Hannifin Corp.	33,448	2,886,562
Snap-on, Inc.	12,071	682,977

		54,382,213

Media 3.0%
Cablevision Systems Corp., Class A	49,862	1,687,330
CBS Corp. Non-Voting, Class B	141,268	2,691,155
Comcast Corp., Class A	579,305	12,727,331
DIRECTV Group, Inc. (The), Class A *	173,100	6,911,883
Discovery Communications, Inc., Class A *(a)	59,067	2,463,094
Gannett Co., Inc.	49,865	752,463
Interpublic Group of Cos., Inc. (The) *	101,433	1,077,218
McGraw-Hill Cos., Inc. (The)	63,735	2,320,591
Meredith Corp.	7,537	261,157
News Corp., Class A	474,219	6,904,629
Omnicom Group Inc.	62,539	2,864,286
Scripps Networks Interactive, Inc., Class A	18,634	964,309
Time Warner Cable, Inc.	73,891	4,879,023
Time Warner, Inc.	230,316	7,409,266

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Viacom, Inc., Class B	125,514	$4,971,610
Walt Disney Co. (The)	393,162	14,747,507
Washington Post Co. (The), Class B (a)	1,140	501,030

		74,133,882

Metals & Mining 1.2%
AK Steel Holding Corp.	23,140	378,802
Alcoa, Inc.	211,925	3,261,526
Allegheny Technologies, Inc.	20,455	1,128,707
Cliffs Natural Resources, Inc.	28,107	2,192,627
Freeport-McMoRan Copper & Gold, Inc.	97,777	11,742,040
Newmont Mining Corp.	102,390	6,289,818
Nucor Corp.	65,487	2,869,640
Titanium Metals Corp. *	18,928	325,183
United States Steel Corp. (a)	29,792	1,740,448

		29,928,791

Multiline Retail 0.8%
Big Lots, Inc. *	15,680	477,613
Family Dollar Stores, Inc.	26,132	1,299,022
J.C. Penney Co., Inc.	49,065	1,585,290
Kohl’s Corp. *	63,917	3,473,250
Macy’s, Inc.	88,110	2,229,183
Nordstrom, Inc.	35,022	1,484,232
Sears Holdings Corp. *(a)	9,188	677,615
Target Corp.	147,016	8,840,072

		20,066,277

Multi-Utilities 1.3%
Ameren Corp.	49,995	1,409,359
CenterPoint Energy, Inc.	88,143	1,385,608
CMS Energy Corp.	50,823	945,308
Consolidated Edison, Inc.	60,341	2,991,103
Dominion Resources, Inc.	120,525	5,148,828
DTE Energy Co.	35,028	1,587,469
Integrys Energy Group, Inc.	16,026	777,421
NiSource, Inc.	57,681	1,016,339
PG&E Corp.	81,422	3,895,228
Public Service Enterprise Group, Inc.	105,001	3,340,082
SCANA Corp.	23,633	959,500
Sempra Energy	49,837	2,615,446
TECO Energy, Inc.	44,527	792,581
Wisconsin Energy Corp.	24,258	1,427,826
Xcel Energy, Inc.	95,386	2,246,340

		30,538,438

Office Electronics 0.1%
Xerox Corp.	288,094	3,318,843

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels 9.6%
Anadarko Petroleum Corp.	102,913	$7,837,854
Apache Corp.	79,358	9,461,854
Cabot Oil & Gas Corp.	21,607	817,825
Chesapeake Energy Corp.	135,790	3,518,319
Chevron Corp.	417,856	38,129,360
ConocoPhillips	305,055	20,774,246
CONSOL Energy, Inc.	46,857	2,283,810
Denbury Resources, Inc. *	82,854	1,581,683
Devon Energy Corp.	89,673	7,040,227
El Paso Corp.	146,094	2,010,253
EOG Resources, Inc.	52,751	4,821,969
EQT Corp.	30,946	1,387,619
Exxon Mobil Corp.	1,046,997	76,556,421
Hess Corp.	62,306	4,768,901
Marathon Oil Corp.	147,564	5,464,295
Massey Energy Co.	21,186	1,136,629
Murphy Oil Corp.	39,953	2,978,496
Newfield Exploration Co. *	27,808	2,005,235
Noble Energy, Inc.	36,398	3,133,140
Occidental Petroleum Corp.	168,728	16,552,217
Peabody Energy Corp.	56,026	3,584,543
Pioneer Natural Resources Co.	24,071	2,089,844
QEP Resources, Inc.	36,618	1,329,600
Range Resources Corp.	33,208	1,493,696
Southwestern Energy Co. *	72,106	2,698,928
Spectra Energy Corp. (a)	134,480	3,360,655
Sunoco, Inc.	25,019	1,008,516
Tesoro Corp. *	29,710	550,823
Valero Energy Corp.	117,510	2,716,831
Williams Cos., Inc. (The)	121,332	2,999,327

		234,093,116

Paper & Forest Products 0.1%
International Paper Co.	90,692	2,470,450
MeadWestvaco Corp.	34,922	913,560

		3,384,010

Personal Products 0.2%
Avon Products, Inc.	89,018	2,586,863
Estee Lauder Cos., Inc. (The), Class A	23,563	1,901,534

		4,488,397

Pharmaceuticals 5.4%
Abbott Laboratories (b)	320,979	15,378,104
Allergan, Inc.	63,818	4,382,382
Bristol-Myers Squibb Co.	355,390	9,410,727
Eli Lilly & Co.	210,595	7,379,249
Forest Laboratories, Inc. *	59,256	1,895,007
Hospira, Inc. *	34,721	1,933,612
Johnson & Johnson	570,208	35,267,365
King Pharmaceuticals, Inc. *	51,799	727,776
Merck & Co., Inc.	639,714	23,055,292

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Mylan, Inc. *	90,239	$1,906,750
Pfizer, Inc.	1,663,111	29,121,074
Watson Pharmaceuticals, Inc. *	26,034	1,344,656

		131,801,994

Professional Services 0.1%
Dun & Bradstreet Corp.	10,386	852,587
Equifax, Inc.	25,613	911,823
Robert Half International, Inc.	30,625	937,125

		2,701,535

Real Estate Investment Trusts (REITs) 1.4%
Apartment Investment & Management Co., Class A	24,481	632,589
AvalonBay Communities, Inc.	17,673	1,989,096
Boston Properties, Inc.	29,100	2,505,510
Equity Residential	59,076	3,068,998
HCP, Inc.	75,630	2,782,428
Health Care REIT, Inc.	30,151	1,436,394
Host Hotels & Resorts, Inc.	138,316	2,471,707
Kimco Realty Corp.	84,216	1,519,257
Plum Creek Timber Co., Inc. (a)	33,534	1,255,848
ProLogis	118,206	1,706,895
Public Storage	29,050	2,946,251
Simon Property Group, Inc.	60,874	6,056,354
Ventas, Inc.	32,597	1,710,690
Vornado Realty Trust	33,794	2,816,054
Weyerhaeuser Co.	111,149	2,104,051

		35,002,122

Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc., Class A *	60,589	1,240,863

Road & Rail 0.8%
CSX Corp.	77,688	5,019,422
Norfolk Southern Corp.	75,443	4,739,329
Ryder System, Inc.	10,705	563,511
Union Pacific Corp.	102,391	9,487,550

		19,809,812

Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc. *	119,002	973,436
Altera Corp.	64,920	2,309,854
Analog Devices, Inc.	62,130	2,340,437
Applied Materials, Inc.	277,268	3,895,615
Broadcom Corp., Class A	94,576	4,118,785
First Solar, Inc. *(a)	11,186	1,455,746
Intel Corp.	1,158,213	24,357,219
KLA-Tencor Corp.	34,572	1,335,862
Linear Technology Corp.	46,868	1,621,164
LSI Corp. *	127,958	766,469

14	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
MEMC Electronic Materials, Inc. *	47,185	$531,303
Microchip Technology, Inc. (a)	38,874	1,329,880
Micron Technology, Inc. *	177,419	1,422,900
National Semiconductor Corp.	49,704	683,927
Novellus Systems, Inc. *	18,716	604,901
NVIDIA Corp. *	120,688	1,858,595
Teradyne, Inc. *(a)	37,964	533,015
Texas Instruments, Inc.	243,784	7,922,980
Xilinx, Inc.	53,712	1,556,574

		59,618,662

Software 3.9%
Adobe Systems, Inc. *	105,615	3,250,830
Autodesk, Inc. *	47,165	1,801,703
BMC Software, Inc. *	36,859	1,737,533
CA, Inc.	79,659	1,946,866
Citrix Systems, Inc. *	39,000	2,667,990
Compuware Corp. *	45,449	530,390
Electronic Arts, Inc. *	69,176	1,133,103
Intuit, Inc. *	58,037	2,861,224
McAfee, Inc. *	32,022	1,482,939
Microsoft Corp.	1,563,229	43,645,354
Novell, Inc. *	73,447	434,806
Oracle Corp.	803,747	25,157,281
Red Hat, Inc. *	39,587	1,807,146
Salesforce.com, Inc. *	24,561	3,242,052
Symantec Corp. *	161,157	2,697,768

		94,396,985

Specialty Retail 1.9%
Abercrombie & Fitch Co., Class A	18,317	1,055,609
AutoNation, Inc. *(a)	13,251	373,678
AutoZone, Inc. *	5,651	1,540,406
Bed Bath & Beyond, Inc. *	53,793	2,643,926
Best Buy Co., Inc.	68,553	2,350,682
CarMax, Inc. *	46,714	1,489,242
GameStop Corp., Class A *(a)	31,660	724,381
Gap, Inc. (The)	91,185	2,018,836
Home Depot, Inc.	340,264	11,929,656
Limited Brands, Inc.	54,925	1,687,845
Lowe’s Cos., Inc.	286,522	7,185,972
O’Reilly Automotive, Inc. *	29,006	1,752,542
RadioShack Corp.	23,616	436,660
Ross Stores, Inc.	24,997	1,581,060
Staples, Inc.	150,145	3,418,802
Tiffany & Co.	26,202	1,631,599
TJX Cos., Inc.	82,174	3,647,704
Urban Outfitters, Inc. *	26,719	956,807

		46,425,407

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	61,533	$3,403,390
NIKE, Inc., Class B	79,374	6,780,127
Polo Ralph Lauren Corp.	13,419	1,488,436
VF Corp.	18,047	1,555,290

		13,227,243

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	109,278	1,392,202
People’s United Financial, Inc.	76,217	1,067,800

		2,460,002

Tobacco 1.5%
Altria Group, Inc.	433,533	10,673,583
Lorillard, Inc.	31,060	2,548,784
Philip Morris International, Inc.	376,723	22,049,597
Reynolds American, Inc.	70,178	2,289,206

		37,561,170

Trading Companies & Distributors 0.1%
Fastenal Co. (a)	30,595	1,832,946
W.W. Grainger, Inc.	12,043	1,663,259

		3,496,205

Wireless Telecommunication Services 0.3%
American Tower Corp., Class A *	82,856	4,278,684
MetroPCS Communications, Inc. *	54,335	686,251
Sprint Nextel Corp. *	619,361	2,619,897

		7,584,832

Total Common Stocks (cost $2,480,090,065)		2,374,011,753

Mutual Fund 2.3%

Money Market Fund 2.3%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (c)	56,009,492	56,009,492

Total Mutual Fund (cost $56,009,492)		56,009,492

2010 Annual Report	15

Statement of Investments (Continued)

December 31, 2010

NVIT S&P 500 Index Fund (Continued)

Repurchase Agreements 1.3%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.15%, dated 12/31/2010, due 01/03/2011, repurchase price $946,062, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00%—15.00%, maturing 04/15/2011—12/20/2040; total market value $964,971. (d)	$946,050	$946,050
Morgan Stanley, 0.15%, dated 12/31/2010, due 01/03/2011, repurchase price $30,000,375, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.90%-6.00%, maturing 01/09/12-04/18/36; total market value of $30,600,022. (d)	30,000,000	30,000,000

Total Repurchase Agreements (cost $30,946,050)		30,946,050

Total Investments (cost $2,567,045,607) (e) — 101.2%		2,460,967,295
Liabilities in excess of other assets — (1.2%)		(28,796,831)

NET ASSETS — 100.0%		$2,432,170,464

*	Denotes a non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $30,167,161.
(b)	A security or a portion of a security was used to cover the margin requirement for futures contracts.
(c)	Represents 7-day effective yield as of December 31, 2010.
(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2010, was $30,946,050.
(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.
†	Amount rounds to less than 0.1%.

Ltd.	Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At December 31, 2010, the Fund’s open futures contract was as follows (Note 2):

Number of Contracts	Long Contract	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation
975	E-Mini S&P 500	03/18/11	$61,083,750	$1,563,083

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT S&P 500 Index Fund
Assets:
Investments, at value * (cost $2,536,099,557)	$2,430,021,245
Repurchase agreements, at value and cost	30,946,050

Total Investments	2,460,967,295

Cash	1,552
Deposits with broker for futures	1,885,000
Dividends receivable	2,784,292
Security lending income receivable	10,190
Receivable for capital shares issued	3,794,715
Reclaims receivable	4,642
Prepaid expenses	5,917

Total Assets	2,469,453,603

Liabilities:
Payable for capital shares redeemed	5,700,742
Payable for variation margin on futures contracts	73,125
Payable upon return of securities loaned (Note 2)	30,946,050
Accrued expenses and other payables:
Investment advisory fees	248,052
Fund administration fees	56,995
Administrative servicing fees	23,831
Accounting and transfer agent fees	16,060
Trustee fees	17,709
Custodian fees	4,099
Compliance program costs (Note 3)	3,136
Professional fees	54,485
Printing fees	24,405
Other	114,450

Total Liabilities	37,283,139

Net Assets	$2,432,170,464

Represented by:
Capital	$2,706,799,770
Accumulated undistributed net investment income	1,858,604
Accumulated net realized losses from investment and futures contracts	(171,972,681)
Net unrealized appreciation/(depreciation) from investments	(106,078,312)
Net unrealized appreciation/(depreciation) from futures contract (Note 2)	1,563,083

Net Assets	$2,432,170,464

Net Assets:
Class IV Shares	$158,693,476
Class Y Shares	2,273,476,988

Total	$2,432,170,464

Shares Outstanding (unlimited number of shares authorized):
Class IV Shares｢	18,155,622
Class Y Shares	260,225,510

Total	278,381,132

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class IV Shares	$8.74
Class Y Shares	$8.74

*	Includes value of securities on loan of $30,167,161 (Note 2)

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	17

Statement of Operations

For the Year Ended December 31, 2010

NVIT S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$44,115,486
Income from securities lending (Note 2)	197,117
Other income	372
Foreign tax withholding	(3,481)

Total Income	44,309,494

EXPENSES:
Investment advisory fees	2,712,973
Fund administration fees	682,078
Administrative servicing fees Class IV Shares	152,599
Professional fees	156,452
Printing fees	27,267
Trustee fees	73,727
Custodian fees	84,150
Accounting and transfer agent fees	22,921
Compliance program costs (Note 3)	4,548
Miscellaneous	306,655
Recoupment fees (Note 3)	24,924
Other	29,529

Total expenses before earnings credit and expenses waived	4,277,823

Earnings credit (Note 4)	(143)
Expenses voluntarily waived by adviser (Note 3)	(70,909)

Net Expenses	4,206,771

NET INVESTMENT INCOME	40,102,723

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(16,515,493)
Net realized gains from futures transactions (Note 2)	6,035,941

Net realized losses from investment and futures transactions	(10,479,552)

Net change in unrealized appreciation/(depreciation) from investments	282,108,579
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	1,397,879

Net change in unrealized appreciation/(depreciation) from investments and futures	283,506,458

Net realized/unrealized gains from investments and futures transactions	273,026,906

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$313,129,629

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Statements of Changes in Net Assets

	NVIT S&P 500 Index Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$40,102,723	$43,891,500
Net realized losses from investment and futures transactions	(10,479,552)	(45,991,905)
Net change in unrealized appreciation from investments and futures	283,506,458	469,597,582

Change in net assets resulting from operations	313,129,629	467,497,177

Distributions to Shareholders From:
Net investment income:
Class IV	(2,648,596)	(3,231,439)
Class Y	(37,120,912)	(40,401,997)

Change in net assets from shareholder distributions	(39,769,508)	(43,633,436)

Change in net assets from capital transactions	77,342,703	35,314,520

Change in net assets	350,702,824	459,178,261

Net Assets:
Beginning of year	2,081,467,640	1,622,289,379

End of year	$2,432,170,464	$2,081,467,640

Accumulated undistributed net investment income at end of year	$1,858,604	$1,640,153

CAPITAL TRANSACTIONS:

Class IV Shares
Proceeds from shares issued	$4,943,626	$5,549,979
Dividends reinvested	2,648,596	3,231,439
Cost of shares redeemed	(26,482,579)	(25,058,742)

Total Class IV	(18,890,357)	(16,277,324)

Class Y Shares
Proceeds from shares issued	226,627,252	289,406,168
Dividends reinvested	37,120,912	40,401,997
Cost of shares redeemed	(167,515,104)	(278,216,321)

Total Class Y	96,233,060	51,591,844

Change in net assets from capital transactions	$77,342,703	$35,314,520

SHARE TRANSACTIONS:

Class IV Shares
Issued	624,060	856,533
Reinvested	326,859	485,489
Redeemed	(3,345,945)	(3,808,759)

Total Class IV Shares	(2,395,026)	(2,466,737)

Class Y Shares
Issued	28,556,633	46,731,658
Reinvested	4,578,656	6,041,800
Redeemed	(21,129,962)	(39,943,833)

Total Class Y Shares	12,005,327	12,829,625

Total change in shares	9,610,301	10,362,888

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT S&P 500 Index Fund Index Fund

		Operations			Distributions					Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class IV Shares
Year Ended December 31, 2010(e)	$7.75	0.14	0.99	1.13	(0.14)	(0.14)	$8.74	14.73%		$158,693,476	0.29%	1.78%	0.29%	4.46%
Year Ended December 31, 2009(e)	$6.28	0.15	1.47	1.62	(0.15)	(0.15)	$7.75	26.22%		$159,219,298	0.33%	2.30%	0.33%	11.47%
Year Ended December 31, 2008	$10.22	0.17	(3.95)	(3.78)	(0.16)	(0.16)	$6.28	(37.29%	)	$144,568,725	0.34%	1.99%	0.34%	5.47%
Year Ended December 31, 2007	$9.88	0.19	0.32	0.51	(0.17)	(0.17)	$10.22	5.11%		$255,677,256	0.32%	1.77%	0.32%	4.93%
Year Ended December 31, 2006	$8.71	0.17	1.15	1.32	(0.15)	(0.15)	$9.88	15.32%		$270,585,372	0.31%	1.80%	0.38%	5.40%

Class Y Shares
Year Ended December 31, 2010(e)	$7.74	0.15	1.00	1.15	(0.15)	(0.15)	$8.74	14.99%		$2,273,476,988	0.19%	1.88%	0.19%	4.46%
Year Ended December 31, 2009(e)	$6.28	0.16	1.46	1.62	(0.16)	(0.16)	$7.74	26.19%		$1,922,248,342	0.22%	2.40%	0.22%	11.47%
Year Ended December 31, 2008	$10.21	0.18	(3.94)	(3.76)	(0.17)	(0.17)	$6.28	(37.15%	)	$1,477,720,654	0.22%	2.12%	0.22%	5.47%
Year Ended December 31, 2007	$9.88	0.18	0.33	0.51	(0.18)	(0.18)	$10.21	5.13%		$2,217,327,968	0.20%	1.87%	0.20%	4.93%
Period Ended December 31, 2006(f)	$9.15	0.13	0.72	0.85	(0.12)	(0.12)	$9.88	9.42%		$282,751,481	0.23%	1.99%	0.23%	5.40%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT S&P 500 Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as NVIT Investor Destinations Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010.

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,374,011,753	$—	$—	$2,374,011,753
Futures Contract	1,563,083	—	—	1,563,083
Mutual Fund	56,009,492	—	—	56,009,492
Repurchase Agreements	—	30,946,050	—	30,946,050
Total	$2,431,584,328	$30,946,050	$—	$2,462,530,378

*	See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Futures Contracts

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s

22	Annual Report 2010

net assets after taking into account unrealized profits and unrealized losses on such futures contracts. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contracts against defaults.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures – Equity contracts*	Net Assets – Unrealized appreciation from futures contract	$1,563,083
Total		$1,563,083

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Futures – Equity contracts	$6,035,941
Total	$6,035,941

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized on the Statement of Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Futures – Equity contracts	$1,397,879
Total	$1,397,879

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(c)	Repurchase Agreements

The Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. The Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount, respectively. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had securities with the following values on loan.

Value of Loaned Securities	Value of Collateral
$ 30,167,161	$ 30,946,045

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary.

24	Annual Report 2010

Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to return of capital distributions and capital gain distributions from real estate investment trusts, adjustments for prior period accumulated balances, capital loss carryovers, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.	Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (“the Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010 the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.13%
$1.5 billion up to $3 billion	0.12%
$3 billion and more	0.11%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $95,683 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.23% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the year in which NFA waived fees or reimbursed expenses to the fund, are:

Fiscal Year 2008 Amount	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$—	$49,888	$—	$49,888

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to this Expense Limitation Agreement, for the year ended December 31, 2010, the Fund reimbursed NFA in the amount of $24,924.

During the period, NFA renegotiated the subadvisory agreement applicable to the Fund, and NFA agreed through May 1, 2011 to reimburse to the Fund 50% of the difference between the amount NFA would have paid in subadvisory fees under the old and new subadvisory agreements. NFA reimbursed $70,909 to the Fund during the period pursuant to this agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFA has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide

26	Annual Report 2010

Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%

*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2010, NFS received $152,599 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $4,548.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London

2010 Annual Report	27

Notes to Financial Statements (Continued)

December 31, 2010

Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $145,489,293 and sales of $93,512,431 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments. Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

28	Annual Report 2010

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$39,769,508	$—	$39,769,508	$—	$39,769,508

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$43,633,436	$—	$43,633,436	$—	$43,633,436

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,858,604	$—	$1,858,604	$—	$(128,740,228)	$(147,747,682)	$(274,629,306)

* The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$ 2,608,714,977	$ 318,513,919	$ (466,261,601)	$ (147,747,682)

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$45,797,445	2016
$48,307,124	2017
$17,669,689	2018

2010 Annual Report	29

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry fowards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merged fund.

Acquired Fund	Amount	Expires
Market Street Equity 500 Index	$6,803,394	2011
Market Street Equity 500 Index	$3,471,330	2012
Market Street Equity 500 Index	$5,765,025	2013

Net capital losses incurred October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011, post-October capital losses in the amount of $926,221.

30	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT S&P 500 Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	31

Supplemental Information

(Unaudited)

NVIT S&P 500 Index Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 99.97%.

32	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of
Dentsply
				International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	33

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

34	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	35

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36	Annual Report 2010

NVIT Short Term Bond Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

15	Statement of Assets and Liabilities

17	Statement of Operations

18	Statements of Changes in Net Assets

20	Financial Highlights

21	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Supplemental Information

30	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-STB (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk, redemption risk, and mortgage-backed and asset-backed securities risk to varying degrees.

The Fund’s value is not guaranteed by the U.S. government or any government agency.

Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss as well as greater price volatility than that of funds that invest in higher-rated debt securities.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index comprising publicly issued medium and larger issues of U.S. government, investment-grade corporate, and international dollar-denominated bonds with a maturity of between one and three years.

2	Annual Report 2010

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

BofA Merrill Lynch (BofAML) 1-3 Year U.S. Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of

500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Asset Management, LLC. Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide

2010 Annual Report	3

Important Disclosures (Continued)

Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Asset Management, LLC. Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Short Term Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Short Term Bond Fund (Class II at NAV) returned 2.42% versus 2.62% for its new benchmark, the Barclays Capital (BARCAP) U.S. 1-3 Year Government/Credit Bond Index, and 2.35% for its former benchmark, the BofA Merrill Lynch (BofAML) 1-3 Year U.S. Treasury Index.* For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Short-Intermediate Investment Grade Debt Funds (consisting of 36 funds as of December 31, 2010) was 3.43% for the same time period.

*The benchmark for the NVIT Short Term Bond Fund changed from the BofA Merrill Lynch (BofAML) 1-3 Year U.S. Treasury Index to the Barclays Capital (BARCAP) U.S. 1-3 Year Government/Credit Bond Index effective December 31, 2010.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Fund’s large overweight allocation to investment-grade corporate credit contributed the most to Fund performance relative to the Fund’s benchmark index. The Fund’s underweight allocation to Treasury securities also added to Fund performance. In addition, the Fund’s small overweight allocation to commercial mortgage-backed securities (CMBS) contributed to Fund performance.

What areas of investment detracted from Fund performance?

The benchmark index’s high-yield and non-Agency mortgage-backed securities (MBS) performed well during the reporting period. The Fund, however, was not exposed to these asset classes, which hurt relative Fund performance. In addition, Agency mortgage-backed securities (MBS) detracted from Fund performance during the reporting period.

What is your outlook for the near term?

Given mostly favorable economic fundamentals, risk assets should remain in a general uptrend over the near term. The rate of economic growth accelerated during 2010 and, considering the recent improvement in leading indicators, this growth is likely to remain healthy in the quarters ahead. Numerous economic challenges still exist, including the European debt crisis, the U.S. state and local budget crisis, the soft labor market and the renewed housing downturn. Nonetheless, the combination of low inflation, low interest rates and accommodative economic policies should more than offset these challenges and keep the economy and markets in recovery mode throughout 2011.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

6	Annual Report 2010

Fund Performance	NVIT Short Term Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	2.68%	3.46%
Class II	2.42%	3.15%
Class Y	2.73%	3.53%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

Expense Ratio*
Class I	0.62%
Class II	0.87%
Class Y	0.47%
*	Current effective prospectus dated May 1, 2010 (as revised June 18, 2010). Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Short Term Bond Fund versus performance of the Barclays Capital U.S. Government Credit Index (new) (a), the Merrill Lynch 1-3 Yr Treasury Index (former) (b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays Capital U.S. 1-3 year Government/Credit Bond Index consists of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.

(b)	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Short Term Bond Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 -12/31/10[a]	Expense Ratio During Period (%) 07/01/10 -12/31/10[a]
Class I Shares	Actual		1,000.00	1,008.10	2.89	0.57
	Hypothetical	[b]	1,000.00	1,022.33	2.91	0.57
Class II Shares	Actual		1,000.00	1,005.90	4.15	0.82
	Hypothetical	[b]	1,000.00	1,021.07	4.18	0.82
Class Y Shares	Actual		1,000.00	1,007.90	2.13	0.42
	Hypothetical	[b]	1,000.00	1,023.09	2.14	0.42

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Short Term Bond Fund

Asset Allocation
Corporate Bonds	39.2%
U.S. Government Sponsored & Agency Obligations	20.3%
U.S. Treasury Notes	14.2%
Collateralized Mortgage Obligations	11.3%
Commercial Mortgage Backed Securities	4.9%
Mutual Fund	3.7%
U.S. Government Mortgage Backed Agencies	2.7%
Yankee Dollars	2.5%
Asset-Backed Securities	0.2%
Other assets in excess of liabilities	1.0%

100.0%

Top Industries †
Diversified Financial Services	17.3%
Commercial Banks	4.0%
Thrifts & Mortgage Finance	3.0%
Chemicals	2.4%
Metals & Mining	2.4%
Insurance	1.8%
Oil, Gas & Consumable Fuels	1.3%
Energy Equipment & Services	1.2%
Tobacco	1.2%
Industrial Conglomerates	1.2%
Other Industries	64.2%

100.0%

Top Holdings †
Freddie Mac, 1.25%, 01/26/12	5.7%
U.S. Treasury Note, 0.38%, 09/30/12	4.7%
Pooled Funding Trust I, 2.74%, 02/15/12	4.3%
Invesco Liquid Assets Portfolio—Institutional Class	3.7%
U.S. Treasury Note, 0.88%, 05/31/11	3.4%
Pooled Funding Trust II, 2.63%, 03/30/12	2.8%
Citigroup, Inc., 2.13%, 04/30/12	2.5%
Federal Home Loan Mortgage Corp., 2.18%, 02/19/14	2.1%
U.S. Central Federal Credit Union, 1.90%, 10/19/12	2.1%
Federal Home Loan Banks, 1.75%, 03/08/13	2.1%
Other Holdings	66.6%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Short Term Bond Fund

Asset-Backed Securities 0.2%

	Principal Amount	Market Value

Credit Card 0.1%
Golden Credit Card Trust, Series 2008-3, Class A, 1.26%, 07/15/17(a)(b)	$1,000,000	$1,003,177

Student Loan 0.1%
Access Group, Inc., Series 2002-1, Class A2, 0.48%, 09/25/25(a)	471,853	470,567

Total Asset-Backed Securities (cost $1,461,505)		1,473,744

Collateralized Mortgage Obligations 11.3%
Ameritech Capital Funding Corp., 9.10%, 06/01/16	4,968,000	5,829,049
Fannie Mae REMICS
Series 2009-42, Class AP, 4.50%, 03/25/39	9,969,398	10,255,515
Series 2010-13, Class PA, 4.50%, 03/25/40	12,684,932	13,408,333
Series 2010-47, Class MG, 4.50%, 09/25/39	13,762,915	14,544,480
Freddie Mac REMICS
Series 3563, Class BA, 4.00%, 06/15/22	2,864,153	2,981,149
Series 3616, Class PA, 4.50%, 11/15/39	3,953,522	4,196,094
Series 3640, Class EL, 4.00%, 03/15/20	4,408,145	4,588,849
Series 3726, Class KD, 3.00%, 04/15/25	4,910,817	4,873,990
Series 3728, Class EA, 3.50%, 09/15/20	4,793,348	4,843,773
Government National Mortgage Association
Series 2009-22, Class AG, 4.00%, 10/16/32	4,149,860	4,362,172
Series 2010-139, Class KA, 4.50%, 10/20/40	3,844,768	3,915,826
Series 2010-29, Class BA, 4.50%, 04/20/36	3,684,745	3,897,516
Residential Accredit Loans, Inc., Series 2003-QS20, Class CB, 5.00%, 11/25/18	5,910,485	6,038,973

Total Collateralized Mortgage Obligations (cost $84,273,180)		83,735,719

Commercial Mortgage Backed Securities 4.9%

	Principal Amount	Market Value

Bear Stearns Commercial Mortgage Securities
Series 2003-PWR2, Class A4, 5.19%, 05/11/39(a)	$2,170,000	$2,315,007
Series 2004-T16, Class A4, 4.32%, 02/13/46	444,491	449,410
Series 2005-T18, Class A3, 4.77%, 02/13/42(a)	175,000	177,168
Series 2006-T22, Class AAB, 5.51%, 04/12/38(a)	500,000	534,780
Series 2007-T28, Class A2, 5.59%, 09/11/42	900,000	936,343
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A3 4.58%, 06/10/48	600,000	612,232
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 5.40%, 08/10/38(a)	1,700,000	1,826,009
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP2, Class A3A, 4.68%, 07/15/42	9,532,085	9,890,556
Series 2006-LDP6, Class ASB, 5.49%, 04/15/43(a)	1,000,000	1,059,582
Series 2006-LDP7, Class ASB, 5.87%, 04/15/45(a)	2,275,000	2,442,811
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A3, 5.11%, 06/15/29(a)	600,000	620,325
Series 2004-C6, Class A4, 4.58%, 08/15/29	350,000	352,876
Series 2005-C2, Class A3, 4.91%, 04/15/30	750,000	753,801
Series 2005-C3, Class A3, 4.65%, 07/15/30	3,194,000	3,247,701
Series 2007-C6, Class A2, 5.85%, 07/15/40	744,914	773,332
Morgan Stanley Capital I
Series 2004-IQ8, Class A5, 5.11%, 06/15/40(a)	2,300,000	2,432,484
Series 2004-T13, Class A4, 4.66%, 09/13/45	1,000,000	1,056,399
Series 2005-IQ9, Class A3, 4.54%, 07/15/56	910,000	933,610
Series 2005-T19, Class A3, 4.83%, 06/12/47	710,006	729,241
Series 2005-T19, Class AAB, 4.85%, 06/12/47	155,180	162,163
Series 2006-HQ9, Class A3, 5.71%, 07/12/44	3,270,000	3,487,855
Series 2008-T29, Class A3, 6.28%, 01/11/43(a)	137,000	149,956

10	Annual Report 2010

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Morgan Stanley Dean Witter Capital I
Series 2001-TOP5, Class A4, 6.39%, 10/15/35	$439,648	$452,582
Series 2003-TOP9, Class A2, 4.74%, 11/13/36	1,200,000	1,254,944

Total Commercial Mortgage Backed Securities (cost $36,322,883)		36,651,167

Corporate Bonds 39.2%
Airlines 0.1%
Continental Airlines 2001-1, Pass Through Trust, Series 01A2, Class A-2, 6.50%, 06/15/11	1,000,000	1,012,500

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc., 7.20%, 01/15/14(b)	1,500,000	1,715,392
SABMiller PLC
6.20%, 07/01/11(b)	655,000	671,901
5.70%, 01/15/14(b)	750,000	828,226

		3,215,519

Chemicals 2.4%
Airgas, Inc., 2.85%, 10/01/13	3,000,000	3,023,505
Cytec Industries, Inc., 6.00%, 10/01/15	7,000,000	7,667,632
Potash Corp of Saskatchewan, Inc., 5.25%, 05/15/14	6,500,000	7,107,561

		17,798,698

Commercial Banks 4.0%
Citibank NA, 1.75%, 12/28/12	10,000,000	10,202,340
HSBC Bank USA NA, 4.63%, 04/01/14	8,000,000	8,341,200
Standard Chartered PLC, 3.85%, 04/27/15(b)	7,000,000	7,206,962
Svenska Handelsbanken AB, 2.88%, 09/14/12(b)	2,750,000	2,816,707
Wells Fargo Capital XIII, 7.70%, 03/26/13(c)	1,000,000	1,033,750

		29,600,959

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance 0.8%
American Honda Finance Corp.
2.38%, 03/18/13(b)	$2,000,000	$2,033,616
1.63%, 09/20/13(b)	3,000,000	3,006,054
6.70%, 10/01/13(b)	1,000,000	1,131,327

		6,170,997

Diversified Financial Services 17.1%
Bank of America Corp.
7.13%, 10/15/11	2,000,000	2,096,898
4.75%, 08/15/13	6,000,000	6,237,456
Bear Stearns Cos LLC (The), 6.95%, 08/10/12	867,000	945,894
Citigroup Funding, Inc.
2.13%, 07/12/12	13,000,000	13,294,931
2.25%, 12/10/12	10,000,000	10,286,130
Citigroup, Inc.
2.13%, 04/30/12	18,000,000	18,365,292
6.50%, 08/19/13	3,000,000	3,294,177
6.00%, 12/13/13	6,000,000	6,556,410
General Electric Capital Corp., Series A, 6.13%, 02/22/11	1,500,000	1,510,990
General Electric Capital Corp.
3.50%, 08/13/12	2,000,000	2,072,002
2.80%, 01/08/13	4,000,000	4,089,208
HSBC Finance Corp., 6.38%, 10/15/11	1,000,000	1,042,509
JPMorgan Chase & Co.
5.38%, 10/01/12	2,000,000	2,146,024
5.25%, 05/01/15	3,000,000	3,199,527
Pooled Funding Trust I, 2.74%, 02/15/12(b)	31,000,000	31,566,153
Pooled Funding Trust II, 2.63%, 03/30/12(b)	20,000,000	20,313,560

		127,017,161

Diversified Telecommunication Services 0.4%
AT&T, Inc., 2.50%, 08/15/15	3,000,000	2,989,458

Electric Utilities 0.2%
Pacific Gas & Electric Co., 4.20%, 03/01/11	750,000	754,255
Southern California Edison Co., 5.75%, 03/15/14	1,000,000	1,116,078

		1,870,333

Energy Equipment & Services 0.8%
Noble Holding International Ltd., 3.45%, 08/01/15	4,000,000	4,084,728

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Short Term Bond Fund

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services (continued)
Smith International, Inc., 8.63%, 03/15/14	$1,500,000	$1,777,238

		5,861,966

Gas Utilities 0.7%
Questar Corp., 2.75%, 02/01/16	5,000,000	4,961,420

Health Care Equipment & Supplies 0.3%
Covidien International Finance SA, 5.45%, 10/15/12	1,800,000	1,940,164

Health Care Providers & Services 0.7%
Medco Health Solutions, Inc., 2.75%, 09/15/15	5,000,000	4,960,685

Industrial Conglomerates 1.2%
Tyco Electronics Group SA, 5.95%, 01/15/14	5,065,000	5,596,263
Tyco International Finance SA, 6.00%, 11/15/13	2,750,000	3,050,679

		8,646,942

Insurance 1.8%
MetLife, Inc.
5.00%, 06/15/15	2,000,000	2,166,012
6.75%, 06/01/16	2,000,000	2,319,926
Principal Life Income Funding Trusts, 5.30%, 12/14/12	750,000	806,842
Prudential Financial, Inc.
3.63%, 09/17/12	2,750,000	2,853,991
5.15%, 01/15/13	5,000,000	5,332,970

		13,479,741

Machinery 0.5%
Eaton Corp., 4.90%, 05/15/13	3,625,000	3,910,233

Media 1.0%
Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	547,000	622,430
Cox Communications, Inc., 7.25%, 11/15/15	5,000,000	5,842,895
Time Warner Cable, Inc., 8.25%, 02/14/14	750,000	870,569

		7,335,894

Metals & Mining 0.9%
Anglo American Capital PLC, 9.38%, 04/08/14(b)	5,300,000	6,381,062

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 1.2%
Energy Transfer Partners LP
6.00%, 07/01/13	$6,000,000	$6,531,924
8.50%, 04/15/14	2,000,000	2,322,130
Sunoco Logistics Partners Operations LP, 8.75%, 02/15/14	365,000	419,954

		9,274,008

Road & Rail 0.4%
Federal Express Corp. 1993 Pass Through Trust, Series A2, 8.76%, 05/22/15	2,387,751	2,692,189

Thrifts & Mortgage Finance 2.9%
Federal Agricultural Mortgage Corp., 1.25%, 12/06/13	5,000,000	4,974,290
U.S. Central Federal Credit Union, 1.90%, 10/19/12	15,000,000	15,314,445
WMC Finance USA, Ltd., 5.13%, 05/15/13	1,550,000	1,676,261

		21,964,996

Tobacco 1.2%
Reynolds American, Inc., 7.25%, 06/01/13	8,000,000	8,901,336

Wireless Telecommunication Services 0.2%
Cellco Partnership / Verizon Wireless Capital LLC, 7.38%, 11/15/13	1,000,000	1,158,559

Total Corporate Bonds (cost $288,048,295)		291,144,820

U.S. Government Mortgage Backed Agencies 2.7%
Fannie Mae Pool
Pool# 747271
2.94%, 07/01/34(a)	3,544,468	3,726,975
Pool# 886345
6.26%, 08/01/36(a)	2,202,168	2,377,075
Pool# 893776
5.99%, 09/01/36(a)	2,142,248	2,306,063
Pool# 949691
5.99%, 09/01/37(a)	3,083,514	3,309,618
Pool# AA6943
4.50%, 05/01/39	1,973,759	2,028,157

12	Annual Report 2010

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Freddie Mac Non Gold Pool
Pool# 1Q0648
5.70%, 06/01/37(a)	$4,988,592	$5,283,365
Pool# 1B3601
3.71%, 10/01/37(a)	1,124,120	1,177,457

Total U.S. Government Mortgage Backed Agencies (cost $19,800,188)		20,208,710

U.S. Government Sponsored & Agency Obligations 20.3%
Fannie Mae
1.75%, 03/23/11	6,000,000	6,020,652
0.63%, 09/24/12	15,000,000	15,015,495
0.88%, 04/15/13	10,000,000	9,999,500
2.38%, 07/28/15	10,000,000	10,141,360
Farmer Mac Guaranteed Notes Trust 2006-2 5.50%, 07/15/11(b)	10,000,000	10,269,490
Federal Home Loan Banks
1.75%, 03/08/13	15,000,000	15,280,035
3.13%, 12/13/13	5,000,000	5,274,730
2.38%, 03/14/14	5,000,000	5,163,755
4.88%, 03/11/16	5,000,000	5,594,050
Federal Home Loan Mortgage Corp. 2.18%, 02/19/14	15,000,000	15,438,735
Freddie Mac
1.25%, 01/26/12	42,000,000	42,018,270
5.00%, 01/30/14	4,400,000	4,895,321
New Valley Generation II Pass Through Trust 5.57%, 05/01/20	5,433,349	6,112,518

Total U.S. Government Sponsored & Agency Obligations (cost $150,360,079)		151,223,911

U.S. Treasury Notes 14.2%

	Principal Amount	Market Value

U.S. Treasury Note
0.38%, 09/30/12	$35,000,000	$34,916,595
0.88%, 02/28/11	10,000,000	10,010,550
0.88%, 05/31/11	25,000,000	25,071,300
1.13%, 06/30/11	15,000,000	15,069,135
1.38%, 09/15/12	5,000,000	5,072,460
1.75%, 11/15/11	15,000,000	15,186,330

Total U.S. Treasury Notes (cost $104,956,153)		105,326,370

Yankee Dollars 2.5%
Energy Equipment & Services 0.4%
Weatherford International Ltd.
4.95%, 10/15/13	1,000,000	1,065,713
5.50%, 02/15/16	2,000,000	2,122,210

		3,187,923

Independent Power Producers & Energy Traders 0.6%
TransAlta Corp., 4.75%, 01/15/15	4,440,000	4,696,206

Metals & Mining 1.5%
Xstrata Canada Corp.
7.35%, 06/05/12	5,476,000	5,865,655
7.25%, 07/15/12	1,000,000	1,073,602
6.00%, 10/15/15	3,650,000	3,992,414

		10,931,671

Total Yankee Dollars (cost $18,764,796)		18,815,800

Mutual Fund 3.7%

	Shares	Market Value

Money Market Fund 3.7%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (d)	27,459,212	$27,459,212

Total Mutual Fund (cost $27,459,212)		27,459,212

Total Investments (cost $731,446,291) (e) — 99.0%		736,039,453
Other assets in excess of liabilities — 1.0%		7,271,514

NET ASSETS — 100.0%		$743,310,967

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Short Term Bond Fund (Continued)

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2010 was $88,943,627 which represents 11.97% of net assets.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2010. The maturity date reflects the next call date.

(d)	Represents 7-day effective yield as of December 31, 2010.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

NVIT Short Term Bond Fund
Assets:
Investments, at value (cost $731,446,291)	$736,039,453
Cash	476
Interest and dividends receivable	4,780,842
Receivable for investments sold	120,508
Receivable for capital shares issued	2,715,735
Prepaid expenses	1,192

Total Assets	743,658,206

Liabilities:
Payable for capital shares redeemed	19,399
Accrued expenses and other payables:
Investment advisory fees	215,682
Fund administration fees	19,734
Distribution fees	21,486
Administrative servicing fees	10,004
Accounting and transfer agent fees	2,126
Trustee fees	9,563
Custodian fees	1,023
Compliance program costs (Note 3)	418
Professional fees	15,432
Printing fees	16,445
Other	15,927

Total Liabilities	347,239

Net Assets	$743,310,967

Represented by:
Capital	$737,986,230
Accumulated undistributed net investment income	731,575
Net unrealized appreciation/(depreciation) from investments	4,593,162

Net Assets	$743,310,967

Net Assets:
Class I Shares	$5,565,250
Class II Shares	100,026,945
Class Y Shares	637,718,772

Total	$743,310,967

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	536,326
Class II Shares	9,672,868
Class Y Shares	61,527,057

Total	71,736,251

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.38
Class II Shares	$10.34
Class Y Shares	$10.36

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Statement of Operations

For the Year Ended December 31, 2010

NVIT Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$10,604,349
Dividend income	33,152
Other income	115

Total Income	10,637,616

EXPENSES:
Investment advisory fees	1,735,987
Fund administration fees	185,694
Distribution fees Class II Shares	259,070
Administrative servicing fees Class I Shares	5,877
Administrative servicing fees Class II Shares	155,443
Professional fees	49,999
Printing fees	33,494
Trustee fees	21,640
Custodian fees	19,688
Accounting and transfer agent fees	9,294
Compliance program costs (Note 3)	1,347
Other	21,424

Total expenses before earnings credit	2,498,957
Earnings credit (Note 4)	(636)

Net Expenses	2,498,321

NET INVESTMENT INCOME	8,139,295

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,439,199
Net change in unrealized appreciation/(depreciation) from investments	368,363

Net realized/unrealized gains from investments	2,807,562

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,946,857

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Statements of Changes in Net Assets

	NVIT Short Term Bond Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$8,139,295	$4,899,506
Net realized gains from investment transactions	2,439,199	728,220
Net change in unrealized appreciation from investments	368,363	6,400,795

Change in net assets resulting from operations	10,946,857	12,028,521

Distributions to Shareholders From:
Net investment income:
Class I	(66,001)	(12,653)
Class II	(1,366,296)	(1,402,353)
Class Y	(7,035,969)	(3,783,657)
Net realized gains:
Class I	(10,289)	(2,256)
Class II	(186,120)	(329,512)
Class Y	(1,170,715)	(640,784)

Change in net assets from shareholder distributions	(9,835,390)	(6,171,215)

Change in net assets from capital transactions	381,286,860	261,608,978

Change in net assets	382,398,327	267,466,284

Net Assets:
Beginning of year	360,912,640	93,446,356

End of year	$743,310,967	$360,912,640

Accumulated undistributed net investment income at end of year	$731,575	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,103,102	$906,758
Dividends reinvested	76,290	14,909
Cost of shares redeemed	(201,401)	(383,639)

Total Class I	4,977,991	538,028

Class II Shares
Proceeds from shares issued	18,870,604	108,156,639
Dividends reinvested	1,552,416	1,731,865
Cost of shares redeemed	(27,839,104)	(24,016,965)

Total Class II	(7,416,084)	85,871,539

Class Y Shares
Proceeds from shares issued	386,273,216	189,086,892
Dividends reinvested	8,206,684	4,424,441
Cost of shares redeemed	(10,754,947)	(18,311,922)

Total Class Y	383,724,953	175,199,411

Change in net assets from capital transactions	$381,286,860	$261,608,978

Amount designated as “–” is zero or has been rounded to zero.

2010 Annual Report	17

	NVIT Short Term Bond Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009

SHARE TRANSACTIONS:
Class I Shares
Issued	492,579	90,167
Reinvested	7,351	1,455
Redeemed	(19,350)	(36,893)

Total Class I Shares	480,580	54,729

Class II Shares
Issued	1,821,627	10,581,382
Reinvested	150,292	168,859
Redeemed	(2,689,011)	(2,355,948)

Total Class II Shares	(717,092)	8,394,293

Class Y Shares
Issued	37,065,104	18,531,306
Reinvested	792,653	431,333
Redeemed	(1,032,745)	(1,813,717)

Total Class Y Shares	36,825,012	17,148,922

Total change in shares	36,588,500	25,597,944

The accompanying notes are an integral part of these financial statements.

18	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Short Term Bond Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$10.29	0.16	0.12	0.28	(0.17)	(0.02)	(0.19)	$10.38	2.68%		$5,565,250	0.57%	1.56%	0.57%	43.59%
Year Ended December 31, 2009 (e)	$9.80	0.24	0.48	0.72	(0.20)	(0.03)	(0.23)	$10.29	7.39%		$573,625	0.59%	2.25%	0.59%	101.24%
Period Ended December 31, 2008 (e)(f)	$10.00	0.22	(0.25)	(0.03)	(0.17)	–	(0.17)	$9.80	(0.34%	)	$9,967	0.50%	2.94%	0.53%	88.81%

Class II Shares
Year Ended December 31, 2010 (e)	$10.25	0.14	0.11	0.25	(0.14)	(0.02)	(0.16)	$10.34	2.42%		$100,026,945	0.82%	1.33%	0.82%	43.59%
Year Ended December 31, 2009 (e)	$9.77	0.21	0.48	0.69	(0.18)	(0.03)	(0.21)	$10.25	7.11%		$106,513,719	0.84%	1.95%	0.84%	101.24%
Period Ended December 31, 2008 (e)(f)	$10.00	0.22	(0.29)	(0.07)	(0.16)	–	(0.16)	$9.77	(0.67%	)	$19,505,830	0.89%	2.92%	0.92%	88.81%

Class Y Shares
Year Ended December 31, 2010 (e)	$10.28	0.18	0.10	0.28	(0.18)	(0.02)	(0.20)	$10.36	2.73%		$637,718,772	0.42%	1.72%	0.42%	43.59%
Year Ended December 31, 2009 (e)	$9.79	0.26	0.47	0.73	(0.21)	(0.03)	(0.24)	$10.28	7.53%		$253,825,296	0.45%	2.46%	0.45%	101.24%
Period Ended December 31, 2008 (e)(f)	$10.00	0.24	(0.27)	(0.03)	(0.18)	–	(0.18)	$9.79	(0.33%	)	$73,930,759	0.50%	3.10%	0.52%	88.81%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	19

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Short Term Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

20	Annual Report 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Asset Backed Securities	$—	$1,473,744	$—	$1,473,744
Collaterlalized Mortgage Obligations	—	83,735,719	—	83,735,719
Commercial Mortgage Backed Securities	—	36,651,167	—	36,651,167
Corporate Bonds	—	291,144,820	—	291,144,820
Mutual Fund	27,459,212	—	—	27,459,212
U.S. Government Mortgage Backed Agencies	—	20,208,710	—	20,208,710
U.S. Government Sponsored & Agency Obligations	—	151,223,911	—	151,223,911
U.S. Treasury Notes	—	105,326,370	—	105,326,370
Yankee Dollars	—	18,815,800	—	18,815,800
Total	$27,459,212	$708,580,241	$—	$736,039,453
*	See Statement of Investments for identification of securities by type and industry classification.

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to paydown gains and losses, distribution redesignations, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the total net asset value of the class’s shares in proportion to the total net asset value of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management LLC (“the Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

22	Annual Report 2010

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the funds paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.35%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $465,248 for the year ended December 31, 2010.

Until April 30, 2010, the Trust and NFA operated subject to a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.50% for all share classes.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended 2008 Amount (a)	Fiscal Year 2009 Amount	Fiscal year 2010 Amount	Total
$10,295	$—	$—	$10,295

(a)	For the period March 25, 2008 (commencement of operations) to December 31, 2008.

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $161,320 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $1,347.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London

24	Annual Report 2010

Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $579,327,611 and sales of $211,141,308 (excluding short-term securities).

For the year ended December 31, 2010, the Fund had purchases of $69,907,266 and sales of $59,099,219 of U.S. Government securities.

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

7.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,191,947	$643,443	$9,835,390	$—	$9,835,390

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,124,722	$46,493	$6,171,215	$—	$6,171,215

Amount designated as “—” is zero or has been rounded to zero.

2010 Annual Report	25

Notes to Financial Statements (Continued)

December 31, 2010

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$731,575	$—	$731,575	$—	$—	$4,593,162	$5,324,737
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$731,446,291	$6,706,571	$(2,113,409)	$4,593,162

26	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Short Term Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	27

Supplemental Information

(Unaudited)

NVIT Short Term Bond Fund

Other Federal Tax Information

The Fund designates $643,443, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

28	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	29

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A

2010 Annual Report	31

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32	Annual Report 2010

NVIT Small Cap Index Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

30	Statement of Assets and Liabilities

31	Statement of Operations

32	Statements of Changes in Net Assets

33	Financial Highlights

34	Notes to Financial Statements

45	Report of Independent Registered Public Accounting Firm

46	Supplemental Information

47	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-SCX (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund seeks to match the performance of an index.

Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions.

Investments in the Fund are subject to stock market risk.

The Fund is subject to risks associated with investing in derivatives and in stocks of small companies.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least

2	Annual Report 2010

Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

2010 Annual Report	3

Important Disclosures (Continued)

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

NVIT Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the NVIT Small Cap Index Fund (Class Y at NAV) returned 26.65% versus 26.86% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 149 funds as of December 31, 2010) was 26.42% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All sectors within the Russell 2000 Index posted double-digit returns during the reporting period. The information technology and materials sectors posted the strongest performance during the reporting period, with 34.0% each; followed by energy, with 33.4%. During the reporting period, Acme Packet, Inc. (in the information technology sector) was the top performer, with total returns of 383.3%.

What areas of investment detracted from Fund performance?

The telecommunications services sector, while positive, posted the smallest return, with 12.72%; followed by utilities, with 16.5%; and health care, with 17.1%. Financials firm First BanCorp (Puerto Rico) was the largest detractor, registering -80.0%.

What was the impact of investments in derivatives on Fund performance?

Our policy regarding the use of cash in the investment process is to stay fully invested, minimizing unequitized cash balances. Cash flows are generated from client activity, dividends, interest received and other cash flows associated with securities in the portfolio. Futures contracts are purchased to provide immediate market exposure proportionate to the size of both cash flows and residual cash within the portfolio. The goal is to reduce the overall portfolio tracking error that would be incurred should cash remain uninvested in the portfolio.

Futures use is limited to Commodity Futures Trading Commission (CFTC) approved contracts that are fully backed by cash or accrued dividends. No leverage is employed. The portfolio usually holds less than 5% of futures to equitize cash and accruals.

While over the long term, Russell 2000 futures should mirror the performance of the Russell 2000 Index, pricing disparity can appear in the short term, and the Fund can benefit from or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the trading of futures contracts had a negligible impact on Fund performance.

What is your outlook for the near term?

Equities finished 2010 in a position of significant strength thanks in part to improved economic expectations, improving jobs growth news, and the capital markets-friendly combination of QE2 (Quantitative Easing 2, the second round of the Federal Reserve Board’s monetary policy for stimulating the U.S. economy after the recession that began in 2007–2008) and the Congressional passage of the Bush-era tax cuts with some fiscal sweeteners. In this context, with risks to the downside reduced, we believe there are opportunities for investors in risk assets, and in stocks in particular.

With the strong fourth quarter of 2010’s stock market gains behind us, investors will be assessing whether the upswing will continue. The strong technical backdrop of the likely shift of investor flows into equities, the probability of continuing strong corporate earnings, and our belief that the unemployment rate could begin to notch down contribute to our positive view. Downside risk, however, does exist in the continued weak housing market, the potential for negative state and municipal credit events, and impacts from European crisis and emerging markets rate tightening.

Strong balance sheets and income statements with healthy free cash flow will likely lead to considerable increases in dividends, share buybacks, mergers-and-acquisitions (M&A) activity and business reinvestment. In this context, we see higher-quality economic growth (more from demand, less from stimulus) and resultant higher gross domestic product (GDP). When these factors are combined with improved business and consumer confidence and a less-hostile capital markets attitude from Washington, D.C., we anticipate another reasonably good year for risk assets.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Edward Corallo and Debra L. Jelilian

6	Annual Report 2010

Fund Performance	NVIT Small Cap Index Fund

Average Annual Total Return[1]
(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class Y	26.65%	(0.06)%

1	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

2	Fund commenced operations on April 13, 2007.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class Y	0.31%	0.30%
*	Current effective prospectus dated May 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Small Cap Index Fund versus performance of the Russell 2000 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 2000 Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	NVIT Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

NVIT Small Cap Index Fund		Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class Y Shares	Actual	1,000.00	1,292.70	1.56	0.27
	Hypothetical[b]	1,000.00	1,023.84	1.38	0.27

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	NVIT Small Cap Index Fund

Asset Allocation
Common Stocks	97.9%
Repurchase Agreements	11.0%
Mutual Fund	2.1%
Warrant ‡	0.0%
Liabilities in excess of other assets	(11.0)%

100.0%

Top Industries †
Real Estate Investment Trusts (REITs)	6.4%
Commercial Banks	5.1%
Oil, Gas & Consumable Fuels	3.8%
Software	3.8%
Semiconductors & Semiconductor Equipment	3.4%
Biotechnology	3.0%
Specialty Retail	2.9%
Machinery	2.9%
Health Care Equipment & Supplies	2.8%
Health Care Providers & Services	2.7%
Other Industries *	63.2%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	1.9%
Riverbed Technology, Inc.	0.3%
VeriFone Systems, Inc.	0.3%
TIBCO Software, Inc.	0.2%
Brigham Exploration Co.	0.2%
Nordson Corp.	0.2%
Deckers Outdoor Corp.	0.2%
Rackspace Hosting, Inc.	0.2%
Sotheby’s	0.2%
Baldor Electric Co.	0.2%
Other Holdings *	96.1%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

NVIT Small Cap Index Fund

Common Stocks 97.9%

	Shares	Market Value

Aerospace & Defense 1.8%
AAR Corp. *	11,364	$312,169
Aerovironment, Inc. *	4,822	129,374
American Science & Engineering, Inc.	2,627	223,899
Applied Energetics, Inc. *	23,701	20,167
Applied Signal Technology, Inc.	4,040	153,076
Astronics Corp. *	2,867	60,207
Ceradyne, Inc. *	7,388	232,944
Cubic Corp.	4,765	224,670
Curtiss-Wright Corp.	13,680	454,176
DigitalGlobe, Inc. *(a)	8,166	258,944
Ducommun, Inc.	3,190	69,478
Esterline Technologies Corp. *	8,781	602,289
GenCorp, Inc. *	17,030	88,045
GeoEye, Inc. *	6,627	280,919
HEICO Corp. (a)	8,641	440,950
Herley Industries, Inc. *	4,182	72,432
Hexcel Corp. *	28,731	519,744
Kratos Defense & Security Solutions, Inc. *	7,126	93,849
Ladish Co., Inc. *	4,601	223,655
LMI Aerospace, Inc. *	2,600	41,574
Moog, Inc., Class A *	13,241	526,992
National Presto Industries, Inc. (a)	1,401	182,144
Orbital Sciences Corp. *	17,188	294,430
Taser International, Inc. *	18,256	85,803
Teledyne Technologies, Inc. *	10,726	471,622
Triumph Group, Inc.	4,903	438,377

		6,501,929

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc. *	16,146	127,553
Atlas Air Worldwide Holdings, Inc. *	7,584	423,415
Dynamex, Inc. *	3,248	80,421
Forward Air Corp.	8,538	242,309
HUB Group, Inc., Class A *	10,892	382,745
Pacer International, Inc. *(a)	10,591	72,442
Park-Ohio Holdings Corp. *	2,465	51,543

		1,380,428

Airlines 0.7%
AirTran Holdings, Inc. *	39,409	291,232
Alaska Air Group, Inc. *	10,423	590,880
Allegiant Travel Co. (a)	4,486	220,891
Hawaiian Holdings, Inc. *	15,384	120,611
JetBlue Airways Corp. *	72,484	479,119
Pinnacle Airlines Corp. *	6,001	47,408
Republic Airways Holdings, Inc. *	14,787	108,241
SkyWest, Inc.	16,628	259,729
US Airways Group, Inc. *	47,908	479,559

		2,597,670

Common Stocks (continued)

	Shares	Market Value

Auto Components 0.9%
American Axle & Manufacturing
Holdings, Inc. *	16,785	$215,855
Amerigon, Inc. *	6,500	70,720
Cooper Tire & Rubber Co.	17,907	422,247
Dana Holding Corp. *	41,421	712,855
Dorman Products, Inc. *	3,282	118,940
Drew Industries, Inc.	5,546	126,005
Exide Technologies *	22,303	209,871
Fuel Systems Solutions, Inc. *(a)	5,053	148,457
Modine Manufacturing Co. *	13,812	214,086
Spartan Motors, Inc.	9,850	59,987
Standard Motor Products, Inc.	5,814	79,652
Stoneridge, Inc. *	4,600	72,634
Superior Industries International, Inc.	7,201	152,805
Tenneco, Inc. *	17,636	725,898

		3,330,012

Automobiles 0.0%†
Winnebago Industries, Inc. *	9,726	147,835

Beverages 0.2%
Boston Beer Co., Inc., Class A *	2,529	240,483
Coca-Cola Bottling Co. Consolidated (a)	1,300	72,254
Heckmann Corp. *	26,394	132,762
MGP Ingredients, Inc.	3,964	43,762
National Beverage Corp.	3,375	44,347

		533,608

Biotechnology 3.3%
Acorda Therapeutics, Inc. *	11,352	309,456
Affymax, Inc. *	6,191	41,170
Alkermes, Inc. *	27,734	340,573
Allos Therapeutics, Inc. *	23,070	106,353
Alnylam Pharmaceuticals, Inc. *	10,813	106,616
AMAG Pharmaceuticals, Inc. *	6,887	124,655
Arena Pharmaceuticals, Inc. *(a)	34,108	58,666
ARIAD Pharmaceuticals, Inc. *	39,123	199,527
Arqule, Inc. *	12,419	72,900
Array BioPharma, Inc. *	15,900	47,541
AVI BioPharma, Inc. *(a)	33,152	70,282
BioCryst Pharmaceuticals, Inc. *(a)	8,594	44,431
Biosante Pharmaceuticals, Inc. *	24,558	40,275
Biospecifics Technologies Corp. *	1,238	31,693
Biotime, Inc. *(a)	8,284	69,006
Celera Corp. *	25,053	157,834
Celldex Therapeutics, Inc. *(a)	9,533	39,276
Cepheid, Inc. *(a)	17,542	399,080
Chelsea Therapeutics International Ltd. *	12,852	96,390
Clinical Data, Inc. *(a)	3,613	57,483
Codexis, Inc. *(a)	4,663	49,428
Cubist Pharmaceuticals, Inc. *	16,904	361,746

10	Annual Report 2010

Common Stocks (continued)
	Shares	Market Value

Biotechnology (continued)
Curis, Inc. *(a)	22,957	$45,455
Cytokinetics, Inc. *	14,514	30,334
Cytori Therapeutics, Inc. *(a)	15,908	82,562
CytRx Corp. *	36,545	36,910
Dyax Corp. *	29,203	62,494
Dynavax Technologies Corp. *(a)	31,430	100,576
Emergent Biosolutions, Inc. *	6,302	147,845
Enzon Pharmaceuticals, Inc. *	14,839	180,591
Exact Sciences Corp. *	14,472	86,543
Exelixis, Inc. *(a)	31,926	262,112
Genomic Health, Inc. *(a)	4,167	89,132
Geron Corp. *(a)	38,584	199,479
Halozyme Therapeutics, Inc. *	24,172	191,442
Idenix Pharmaceuticals, Inc. *	10,756	54,210
ImmunoGen, Inc. *(a)	19,829	183,617
Immunomedics, Inc. *(a)	19,494	69,788
Incyte Corp Ltd. *	25,853	428,126
Infinity Pharmaceuticals, Inc. *(a)	4,870	28,879
Inhibitex, Inc. *(a)	15,197	39,512
Inovio Pharmaceuticals, Inc. *	25,651	29,499
InterMune, Inc. *(a)	13,327	485,103
Ironwood Pharmaceuticals, Inc. *	5,996	62,059
Isis Pharmaceuticals, Inc. *(a)	27,810	281,437
Keryx Biopharmaceuticals, Inc. *	15,010	68,746
Lexicon Pharmaceuticals, Inc. *	58,512	84,257
Ligand Pharmaceuticals, Inc., Class B *	6,035	53,832

MannKind Corp. *(a)	21,139	170,380
Martek Biosciences Corp. *	9,677	302,890
Maxygen, Inc. (a)	9,440	37,099
Medivation, Inc. *	9,962	151,124
Metabolix, Inc. *(a)	7,931	96,520
Micromet, Inc. *	28,384	230,478
Momenta Pharmaceuticals, Inc. *(a)	13,534	202,604
Nabi Biopharmaceuticals *	13,587	78,669
Neuralstem, Inc. *(a)	13,137	27,850
Neurocrine Biosciences, Inc. *	14,482	110,642
NeurogesX, Inc. *	3,575	22,737
Novavax, Inc. *(a)	27,478	66,772
NPS Pharmaceuticals, Inc. *	21,268	168,017
Omeros Corp. *(a)	5,890	48,534
Onyx Pharmaceuticals, Inc. *	18,683	688,842
Opko Health, Inc. *(a)	26,887	98,675
Orexigen Therapeutics, Inc. *(a)	9,704	78,408
Osiris Therapeutics, Inc. *(a)	5,100	39,729
PDL BioPharma, Inc. (a)	42,220	263,031
Peregrine Pharmaceuticals, Inc. *(a)	18,604	42,789
Pharmacyclics, Inc. *	12,617	76,711
Pharmasset, Inc. *	8,682	376,886
Progenics Pharmaceuticals, Inc. *	8,704	47,524
Rigel Pharmaceuticals, Inc. *	15,539	117,009
Sangamo BioSciences, Inc. *(a)	13,634	90,530
Savient Pharmaceuticals, Inc. *	20,492	228,281
SciClone Pharmaceuticals, Inc. *	10,800	45,144
Seattle Genetics, Inc. *	25,109	375,380
SIGA Technologies, Inc. *(a)	10,660	149,240
Spectrum Pharmaceuticals, Inc. *(a)	14,864	102,116
StemCells, Inc. *(a)	37,400	40,392
Targacept, Inc. *(a)	7,006	185,659
Theravance, Inc. *(a)	18,736	469,712
Vanda Pharmaceuticals, Inc. *	8,317	78,679
Vical, Inc. *(a)	28,269	57,103
Zalicus, Inc. *	21,066	33,284
ZIOPHARM Oncology, Inc. *(a)	14,799	68,963

		11,677,324

Common Stocks (continued)
	Shares	Market Value

Building Products 0.6%
A.O. Smith Corp.	10,492	$399,535
AAON, Inc. (a)	3,679	103,785
American Woodmark Corp.	2,808	68,908
Ameron International Corp.	2,686	205,130
Apogee Enterprises, Inc.	8,300	111,801
Builders FirstSource, Inc. *(a)	14,265	28,102
Gibraltar Industries, Inc. *	8,999	122,116
Griffon Corp. *	13,165	167,722
Insteel Industries, Inc.	5,350	66,822
NCI Building Systems, Inc. *	7,122	99,637
Quanex Building Products Corp.	11,152	211,554
Simpson Manufacturing Co., Inc. (a)	11,541	356,732
Trex Co., Inc. *(a)	4,597	110,144
Universal Forest Products, Inc.	5,812	226,087

		2,278,075

Capital Markets 2.2%
American Capital Ltd. *	100,288	758,177
Apollo Investment Corp.	58,831	651,259
Arlington Asset Investment Corp., Class A (a)	1,761	42,246
Artio Global Investors, Inc.	9,472	139,712
BGC Partners, Inc., Class A (a)	16,867	140,165
BlackRock Kelso Capital Corp.	21,504	237,834
Calamos Asset Management, Inc., Class A (a)	5,700	79,800
Capital Southwest Corp.	847	87,919
Cohen & Steers, Inc. (a)	4,976	129,874
Cowen Group, Inc., Class A *(a)	10,850	50,561
Diamond Hill Investment Group, Inc. (a)	700	50,638
Duff & Phelps Corp., Class A	8,078	136,195
Epoch Holding Corp.	4,017	62,384
Evercore Partners, Inc., Class A	4,530	154,020
FBR Capital Markets Corp. *	15,514	59,263
Fifth Street Finance Corp. (a)	15,700	190,598
Financial Engines, Inc. *	3,931	77,952
GAMCO Investors, Inc., Class A	2,005	96,260
GFI Group, Inc.	19,210	90,095
Gladstone Capital Corp.	6,211	71,551
Gladstone Investment Corp.	7,100	54,315
Gleacher & Co., Inc. *(a)	24,932	59,089
Golub Capital BDC, Inc.	2,197	37,613
Harris & Harris Group, Inc. *(a)	9,403	41,185
Hercules Technology Growth Capital, Inc.	10,682	110,665
HFF, Inc., Class A *	5,911	57,100
International Assets Holding Corp. *(a)	3,768	88,925
Internet Capital Group, Inc. *	10,962	155,880
Investment Technology Group, Inc. *	12,619	206,573
JMP Group, Inc.	4,636	35,373
Kayne Anderson Energy Development Co. (a)	3,000	54,030
KBW, Inc.	10,432	291,261
Knight Capital Group, Inc., Class A *	27,252	375,805
LaBranche & Co., Inc. *	11,021	39,676

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Ladenburg Thalmann Financial Services, Inc. *(a)	27,409	$32,069
Main Street Capital Corp. (a)	4,749	86,384
MCG Capital Corp. (a)	22,489	156,748
Medallion Financial Corp.	5,719	46,896
MF Global Holdings Ltd. *	34,398	287,567
MVC Capital, Inc. (a)	7,100	103,660
NGP Capital Resources Co.	6,600	60,720
Oppenheimer Holdings, Inc., Class A	2,930	76,795
optionsXpress Holdings, Inc.	12,114	189,826
PennantPark Investment Corp.	11,006	134,713
Penson Worldwide, Inc. *(a)	6,995	34,206
Piper Jaffray Cos. *	4,646	162,656
Prospect Capital Corp. (a)	25,121	271,307
Safeguard Scientifics, Inc. *	6,089	104,000
Sanders Morris Harris Group, Inc.	6,100	44,225
Solar Capital Ltd. (a)	1,592	39,450
Stifel Financial Corp. *	10,039	622,820
SWS Group, Inc.	8,144	41,127
THL Credit, Inc.	2,682	34,893
TICC Capital Corp.	9,935	111,371
TradeStation Group, Inc. *	11,805	79,684
Triangle Capital Corp. (a)	4,366	82,954
Virtus Investment Partners, Inc. *	1,605	72,819
Westwood Holdings Group, Inc. (a)	1,700	67,932

		7,858,815

Chemicals 2.4%
A. Schulman, Inc.	9,384	214,800
American Vanguard Corp.	5,900	50,386
Arch Chemicals, Inc. (a)	6,604	250,490
Balchem Corp. (a)	8,282	280,014
Calgon Carbon Corp. *	16,259	245,836
Ferro Corp. *	25,394	371,768
Georgia Gulf Corp. *	10,173	244,762
H.B. Fuller Co.	14,228	291,959
Hawkins, Inc.	2,632	116,861
Innophos Holdings, Inc.	6,293	227,052
Koppers Holdings, Inc.	6,050	216,469
Kraton Performance Polymers, Inc. *	3,298	102,073
Landec Corp. *	7,800	46,644
LSB Industries, Inc. *	5,066	122,901
Minerals Technologies, Inc.	5,645	369,240
NewMarket Corp.	2,969	366,286
Olin Corp.	23,296	478,034
OM Group, Inc. *	8,992	346,282
Omnova Solutions, Inc. *	13,259	110,845
PolyOne Corp. *	27,350	341,602
Quaker Chemical Corp. (a)	3,300	137,511
Rockwood Holdings, Inc. *	15,395	602,252
Senomyx, Inc. *(a)	11,725	83,599
Sensient Technologies Corp.	14,310	525,606
Solutia, Inc. *	35,793	826,102

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Spartech Corp. *	9,100	$85,176
Stepan Co. (a)	2,277	173,667
STR Holdings, Inc. *(a)	8,214	164,280
TPC Group, Inc. *	2,460	74,587
W.R. Grace & Co. *	21,206	744,967
Westlake Chemical Corp.	5,707	248,083
Zep, Inc.	6,416	127,550
Zoltek Cos., Inc. *	8,400	97,020

		8,684,704

Commercial Banks 5.7%
1st Source Corp.	4,565	92,396
1st United Bancorp, Inc. *	6,774	46,808
Alliance Financial Corp.	1,577	51,016
American National Bankshares, Inc. (a)	2,046	48,183
Ameris Bancorp *(a)	7,173	75,603
Ames National Corp. (a)	2,521	54,630
Arrow Financial Corp.	2,873	79,036
Bancfirst Corp.	2,000	82,380
Banco Latinoamericano de Comercio Exterior SA, Class E	8,300	153,218
Bancorp Rhode Island, Inc.	1,288	37,468
Bancorp, Inc. (The) *	6,899	70,163
Bank of Marin Bancorp	1,674	58,590
Bank of the Ozarks, Inc.	3,796	164,557
Boston Private Financial Holdings, Inc. (a)	22,761	149,085
Bridge Bancorp, Inc. (a)	2,062	50,828
Bryn Mawr Bank Corp.	3,300	57,585
Camden National Corp. (a)	2,300	83,329
Capital City Bank Group, Inc. (a)	3,721	46,885
Cardinal Financial Corp.	8,600	100,018
Cathay General Bancorp	23,376	390,379
Center Financial Corp. *	10,714	81,212
Centerstate Banks, Inc.	7,927	62,782
Chemical Financial Corp.	7,135	158,040
Citizens & Northern Corp. (a)	3,790	56,319
Citizens Republic Bancorp, Inc. *	116,603	71,711
City Holding Co. (a)	4,563	165,317
CNB Financial Corp.	4,003	59,284
CoBiz Financial, Inc.	9,987	60,721
Columbia Banking System, Inc.	11,374	239,536
Community Bank System, Inc. (a)	9,636	267,592
Community Trust Bancorp, Inc. (a)	4,057	117,491
CVB Financial Corp. (a)	25,987	225,307
Danvers Bancorp, Inc.	5,693	100,595
Eagle Bancorp, Inc. *	4,992	72,035
Enterprise Financial Services Corp.	4,750	49,685
Financial Institutions, Inc.	3,372	63,967
First Bancorp, Inc. (a)	2,900	45,791
First Bancorp, North Carolina (a)	4,500	68,895
First Busey Corp.	15,987	75,139
First Commonwealth Financial Corp. (a)	30,362	214,963

12	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
First Community Bancshares, Inc.	4,762	$71,144
First Financial Bancorp	16,623	307,193
First Financial Bankshares, Inc.	5,917	302,832
First Financial Corp. (a)	3,329	116,981
First Interstate BancSystem, Inc.	3,820	58,217
First Merchants Corp.	7,842	69,480
First Midwest Bancorp, Inc.	23,129	266,446
First of Long Island Corp. (The)	2,507	72,477
First South Bancorp, Inc.	2,794	18,077
FirstMerit Corp.	31,895	631,202
FNB Corp. (a)	33,082	324,865
German American Bancorp, Inc. (a)	3,552	65,410
Glacier Bancorp, Inc.	20,748	313,502
Great Southern Bancorp, Inc. (a)	3,000	70,770
Green Bankshares, Inc. *(a)	3,656	11,699
Hancock Holding Co.	8,924	311,091
Hanmi Financial Corp. *	31,136	35,806
Heartland Financial USA, Inc.	4,000	69,840
Heritage Financial Corp. *(a)	2,845	39,602
Home Bancorp, Inc. *	2,791	38,572
Home Bancshares, Inc.	6,466	142,446
Hudson Valley Holding Corp.	3,837	95,004
IBERIABANK Corp.	7,672	453,645
Independent Bank Corp.	6,233	168,603
International Bancshares Corp.	15,485	310,165
Investors Bancorp, Inc. *	13,716	179,954
Lakeland Bancorp, Inc. (a)	6,319	69,319
Lakeland Financial Corp.	4,815	103,330
MainSource Financial Group, Inc.	6,100	63,501
MB Financial, Inc.	15,545	269,239
Merchants Bancshares, Inc.	1,663	45,832
Metro Bancorp, Inc. *	4,116	45,317
MidSouth Bancorp, Inc.	2,500	38,400
MidWestOne Financial Group, Inc.	2,326	35,146
Nara Bancorp, Inc. *	11,300	110,966
National Bankshares, Inc. (a)	2,100	66,129
National Penn Bancshares, Inc.	37,185	298,596
NBT Bancorp, Inc. (a)	10,016	241,886
Northfield Bancorp, Inc.	5,360	71,395
Old National Bancorp	25,106	298,510
OmniAmerican Bancorp, Inc. *	3,872	52,466
Oriental Financial Group, Inc. (a)	14,104	176,159
Orrstown Financial Services, Inc.	2,063	56,547
Pacific Continental Corp.	5,714	57,483
PacWest Bancorp	9,032	193,104
Park National Corp.	3,649	265,173
Peapack Gladstone Financial Corp. (a)	2,795	36,475
Penns Woods Bancorp, Inc.	1,360	54,128
Peoples Bancorp, Inc. (a)	3,305	51,723
Pinnacle Financial Partners, Inc. *	9,900	134,442
PrivateBancorp, Inc.	15,305	220,086
Prosperity Bancshares, Inc.	13,889	545,560
Renasant Corp. (a)	8,052	136,159

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Republic Bancorp, Inc., Class A	2,851	$67,711
S&T Bancorp, Inc. (a)	7,240	163,552
Sandy Spring Bancorp, Inc.	7,114	131,111
SCBT Financial Corp. (a)	3,766	123,337
Sierra Bancorp	4,524	48,543
Signature Bank *	11,771	588,550
Simmons First National Corp., Class A	5,047	143,840
Southside Bancshares, Inc. (a)	4,833	101,831
Southwest Bancorp, Inc. *	5,756	71,374
State Bancorp, Inc.	5,286	48,896
StellarOne Corp.	6,900	100,326
Sterling Bancorp	7,888	82,587
Sterling Bancshares, Inc.	26,956	189,231
Suffolk Bancorp (a)	2,907	71,745
Susquehanna Bancshares, Inc.	37,994	367,782
SVB Financial Group *	12,250	649,863
SY Bancorp, Inc. (a)	3,550	87,153
Taylor Capital Group, Inc. *(a)	3,002	39,476
Texas Capital Bancshares, Inc. *(a)	10,634	226,185
Tompkins Financial Corp.	2,330	91,243
Tower Bancorp, Inc.	3,068	67,619
TowneBank (a)	7,000	111,230
Trico Bancshares	4,200	67,830
Trustmark Corp.	18,311	454,845
UMB Financial Corp.	9,380	388,520
Umpqua Holdings Corp.	33,423	407,092
Union First Market Bankshares Corp.	5,364	79,280
United Bankshares, Inc. (a)	11,178	326,398
United Community Banks, Inc. *	27,818	54,245
Univest Corp of Pennsylvania	4,974	95,352
Virginia Commerce Bancorp, Inc. *(a)	6,330	39,119
Washington Banking Co.	4,627	63,436
Washington Trust Bancorp, Inc. (a)	4,348	95,134
Webster Financial Corp.	18,893	372,192
WesBanco, Inc.	6,843	129,743
West Bancorp, Inc. (a)	4,997	38,927
West Coast Bancorp *(a)	28,137	79,346
Westamerica Bancorp	8,495	471,218
Western Alliance Bancorp *(a)	19,208	141,371
Whitney Holding Corp. (a)	28,370	401,436
Wilshire Bancorp, Inc. (a)	5,800	44,196
Wintrust Financial Corp.	10,422	344,239

		20,097,737

Commercial Services & Supplies 2.4%
ABM Industries, Inc.	15,765	414,620
ACCO Brands Corp. *	16,299	138,867
American Reprographics Co. *	11,054	83,900
APAC Customer Services, Inc. *	9,763	59,261
Brink's Co. (The)	13,976	375,675
Casella Waste Systems, Inc., Class A *(a)	8,795	62,357
Cenveo, Inc. *	16,383	87,485
Clean Harbors, Inc. *	6,720	565,018

2010 Annual Report	13

Statement of Investments (Continued)

December 31, 2010

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Consolidated Graphics, Inc. *	2,773	$134,296
Courier Corp.	3,466	53,792
Deluxe Corp.	15,133	348,362
EnergySolutions, Inc.	25,863	144,057
EnerNOC, Inc. *(a)	5,794	138,535
Ennis, Inc.	7,800	133,380
Fuel Tech, Inc. *	5,400	52,434
G&K Services, Inc., Class A	5,500	170,005
Geo Group, Inc. (The) *	18,128	447,036
Healthcare Services Group, Inc.	19,351	314,841
Herman Miller, Inc. (a)	17,111	432,908
Higher One Holdings, Inc. *	3,642	73,678
HNI Corp.	13,687	427,034
Innerworkings, Inc. *	7,451	48,804
Interface, Inc., Class A	14,920	233,498
Kimball International, Inc., Class B (a)	9,700	66,930
Knoll, Inc.	13,888	232,346
M&F Worldwide Corp. *	3,162	73,042
McGrath Rentcorp	7,051	184,877
Metalico, Inc. *(a)	11,212	65,927
Mine Safety Appliances Co.	8,031	250,005
Mobile Mini, Inc. *(a)	10,921	215,034
Multi-Color Corp.	3,525	68,597
Rollins, Inc.	18,466	364,704
Schawk, Inc.	3,426	70,507
Standard Parking Corp. *	4,769	90,086
Steelcase, Inc., Class A	22,662	239,537
SYKES Enterprises, Inc. *	12,164	246,443
Team, Inc. *	5,693	137,771
Tetra Tech, Inc. *	17,957	450,002
UniFirst Corp.	4,130	227,357
United Stationers, Inc. *	7,256	463,005
US Ecology, Inc. (a)	5,531	96,129
Viad Corp.	6,200	157,914

		8,640,056

Communications Equipment 2.9%
Acme Packet, Inc. *	12,930	687,359
ADTRAN, Inc.	18,102	655,473
Anaren, Inc. *	4,460	92,991
Arris Group, Inc. *	37,469	420,402
Aruba Networks, Inc. *	22,863	477,379
Aviat Networks, Inc. *	18,071	91,620
Bel Fuse, Inc., Class B	3,100	74,090
BigBand Networks, Inc. *(a)	15,147	42,412
Black Box Corp.	5,200	199,108
Blue Coat Systems, Inc. *	12,190	364,115
Calix, Inc. *	2,883	48,723
Comtech Telecommunications Corp.	8,473	234,956
DG FastChannel, Inc. *(a)	7,329	211,662
Digi International, Inc. *	7,400	82,140
EMS Technologies, Inc. *	4,614	91,265
Emulex Corp. *	26,147	304,874

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Extreme Networks *(a)	27,001	$83,433
Finisar Corp. *	22,106	656,327
Globecomm Systems, Inc. *	6,710	67,100
Harmonic, Inc. *	34,382	294,654
Infinera Corp. *	25,914	267,692
InterDigital, Inc. *	12,779	532,118
Ixia *	9,700	162,766
KVH Industries, Inc. *	5,708	68,211
Loral Space & Communications, Inc. *	3,141	240,286
Netgear, Inc. *	10,368	349,194
Network Equipment Technologies, Inc. *(a)	9,604	44,466
Occam Networks, Inc. *	5,047	43,757
Oclaro, Inc. *(a)	14,488	190,517
Oplink Communications, Inc. *	5,570	102,878
PC-Tel, Inc. *	6,331	37,986
Plantronics, Inc. (a)	14,121	525,584
Powerwave Technologies, Inc. *(a)	39,900	101,346
Riverbed Technology, Inc. *	37,168	1,307,199
Seachange International, Inc. *(a)	8,414	71,940
ShoreTel, Inc. *	13,600	106,216
Sonus Networks, Inc. *	58,479	156,139
Sycamore Networks, Inc.	5,795	119,319
Symmetricom, Inc. *	13,404	95,034
Tekelec *	20,096	239,343
UTStarcom, Inc. *(a)	34,300	70,658
ViaSat, Inc. *	9,688	430,244

		10,442,976

Computers & Peripherals 0.7%
Avid Technology, Inc. *	8,673	151,431
Compellent Technologies, Inc. *	6,840	188,716
Cray, Inc. *	10,729	76,712
Electronics for Imaging, Inc. *	13,767	197,006
Hutchinson Technology, Inc. *(a)	7,458	27,669
Hypercom Corp. *	13,924	116,544
Imation Corp. *(a)	8,966	92,439
Immersion Corp. *	8,500	57,035
Intermec, Inc. *	14,445	182,874
Intevac, Inc. *	6,600	92,466
Novatel Wireless, Inc. *	9,400	89,770
Presstek, Inc. *	8,565	19,014
Quantum Corp. *	63,309	235,509
Rimage Corp. *	2,932	43,716
Silicon Graphics International Corp. *	9,000	81,270

STEC, Inc. *(a)	11,835	208,888
Stratasys, Inc. *	6,036	197,015
Super Micro Computer, Inc. *	7,251	83,676
Synaptics, Inc. *(a)	10,220	300,264
Xyratex Ltd. *	8,877	144,784

		2,586,798

14	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering 0.8%
Comfort Systems USA, Inc.	11,300	$148,821
Dycom Industries, Inc. *	11,435	168,666
EMCOR Group, Inc. *	19,751	572,384
Furmanite Corp. *(a)	11,100	76,701
Granite Construction, Inc. (a)	10,171	278,990
Great Lakes Dredge & Dock Corp.	17,516	129,093
Insituform Technologies, Inc., Class A *	11,941	316,556

Layne Christensen Co. *	5,799	199,602
MasTec, Inc. *	15,496	226,087
Michael Baker Corp. *	2,300	71,530
MYR Group, Inc. *	5,960	125,160
Northwest Pipe Co. *	2,788	66,996
Orion Marine Group, Inc. *	7,904	91,686
Pike Electric Corp. *	5,000	42,900
Primoris Services Corp. (a)	6,533	62,325
Sterling Construction Co., Inc. *	4,855	63,309
Tutor Perini Corp.	7,800	166,998

		2,807,804

Construction Materials 0.1%
Headwaters, Inc. *	18,348	84,034
Texas Industries, Inc. (a)	6,078	278,251
United States Lime & Minerals, Inc. *	817	34,420

		396,705

Consumer Finance 0.6%
Advance America Cash Advance Centers, Inc.	16,407	92,535
Cash America International, Inc.	8,617	318,226
Credit Acceptance Corp. *	1,623	101,876
Dollar Financial Corp. *	7,300	208,999
EZCORP, Inc., Class A *	13,500	366,255
First Cash Financial Services, Inc. *	8,878	275,129
First Marblehead Corp. (The) *(a)	17,605	38,203
Nelnet, Inc., Class A	7,802	184,829
Netspend Holdings, Inc. *	9,152	117,329
Student Loan Corp. (The)	1,274	41,329
World Acceptance Corp. *(a)	4,800	253,440

		1,998,150

Containers & Packaging 0.5%
AEP Industries, Inc. *	1,445	37,498
Boise, Inc.	20,495	162,525
Graham Packaging Co., Inc. *	5,663	73,846
Graphic Packaging Holding Co. *(a)	33,215	129,206
Myers Industries, Inc.	10,503	102,299
Rock-Tenn Co., Class A	11,327	611,092
Silgan Holdings, Inc.	15,741	563,685

		1,680,151

Common Stocks (continued)

	Shares	Market Value

Distributors 0.2%
Audiovox Corp., Class A *	5,600	$48,328
Core-Mark Holding Co., Inc. *(a)	3,256	115,881
Pool Corp.	14,711	331,586
Weyco Group, Inc. (a)	2,294	56,180

		551,975

Diversified Consumer Services 1.1%
American Public Education, Inc. *	5,392	200,798
Archipelago Learning, Inc. *	3,595	35,267
Bridgepoint Education, Inc. *(a)	5,717	108,623
Capella Education Co. *(a)	5,105	339,891
Coinstar, Inc. *	9,348	527,601
Corinthian Colleges, Inc. *(a)	25,955	135,225
CPI Corp.	1,612	36,351
Grand Canyon Education, Inc. *	9,099	178,249
K12, Inc. *	7,380	211,511
Lincoln Educational Services Corp.	4,817	74,712
Mac-Gray Corp.	3,600	53,820
Matthews International Corp., Class A	8,817	308,419
Pre-Paid Legal Services, Inc. *(a)	2,199	132,490
Regis Corp.	16,839	279,527
Sotheby’s	19,737	888,165

Steiner Leisure Ltd. *	4,397	205,340
Stewart Enterprises, Inc., Class A	24,041	160,834
Universal Technical Institute, Inc. (a)	6,157	135,577

		4,012,400

Diversified Financial Services 0.5%
Asta Funding, Inc.	3,734	30,246
Compass Diversified Holdings	10,798	191,017
Encore Capital Group, Inc. *	4,172	97,834
Life Partners Holdings, Inc. (a)	2,333	44,630
MarketAxess Holdings, Inc.	8,015	166,792
Marlin Business Services Corp. *	2,742	34,686
NewStar Financial, Inc. *	8,653	91,462
PHH Corp. *(a)	16,307	377,507
Pico Holdings, Inc. *	6,769	215,254
Portfolio Recovery Associates, Inc. *	4,930	370,736

		1,620,164

Diversified Telecommunication Services 0.7%
AboveNet, Inc.	6,390	373,559
Alaska Communications Systems Group, Inc. (a)	13,400	148,740
Atlantic Tele-Network, Inc.	2,697	103,403
Cbeyond, Inc. *(a)	7,902	120,743
Cincinnati Bell, Inc. *	61,918	173,370
Cogent Communications Group, Inc. *	13,400	189,476
Consolidated Communications Holdings, Inc.	7,278	140,465
General Communication, Inc., Class A *	14,324	181,342
Global Crossing Ltd. *	9,120	117,830
Globalstar, Inc. *	22,793	33,050

2010 Annual Report	15

Statement of Investments (Continued)

December 31, 2010

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services (continued)
Hughes Communications, Inc. *	2,974	$120,269
IDT Corp., Class B (a)	4,086	104,806
Iridium Communications, Inc. *(a)	10,077	83,135
Neutral Tandem, Inc. *(a)	9,651	139,360
PAETEC Holding Corp. *	37,474	140,153
Premiere Global Services, Inc. *	17,662	120,102
Vonage Holdings Corp. *	31,107	69,680

		2,359,483

Electric Utilities 1.2%
Allete, Inc.	9,243	344,394
Central Vermont Public Service Corp.	4,727	103,332
Cleco Corp.	17,723	545,160
El Paso Electric Co. *	13,042	359,046
Empire District Electric Co. (The) (a)	11,869	263,492
IDACORP, Inc.	13,849	512,136
MGE Energy, Inc.	6,641	283,969
Otter Tail Corp.	10,765	242,643
PNM Resources, Inc.	26,553	345,720
Portland General Electric Co.	22,238	482,565
UIL Holdings Corp.	14,500	434,420
Unisource Energy Corp.	10,671	382,449
Unitil Corp.	3,806	86,548

		4,385,874

Electrical Equipment 2.0%
A123 Systems, Inc. *(a)	21,423	204,375
Acuity Brands, Inc.	12,789	737,542
Advanced Battery Technologies, Inc. *(a)	21,098	81,227
American Superconductor Corp. *(a)	15,200	434,568
AZZ, Inc.	3,651	146,077
Baldor Electric Co.	13,816	870,961
Belden, Inc.	14,084	518,573
Brady Corp., Class A	14,208	463,323
Broadwind Energy, Inc. *(a)	27,681	63,943
Capstone Turbine Corp. *	72,070	69,173
Encore Wire Corp.	5,529	138,667
Ener1, Inc. *(a)	18,278	69,274
EnerSys *	14,076	452,121
Franklin Electric Co., Inc.	6,903	268,665
FuelCell Energy, Inc. *(a)	29,777	68,785
Generac Holdings, Inc. *	5,732	92,686
GrafTech International Ltd. *	35,162	697,614
II-VI, Inc. *	7,300	338,428
LaBarge, Inc. *	3,913	61,473
LSI Industries, Inc.	6,100	51,606
Polypore International, Inc. *	6,427	261,772
Powell Industries, Inc. *	2,659	87,428
PowerSecure International, Inc. *	5,581	43,420
Satcon Technology Corp. *	35,913	161,608
UQM Technologies, Inc. *(a)	11,040	25,282
Vicor Corp. (a)	5,906	96,858
Woodward Governor Co.	18,063	678,446

		7,183,895

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 2.4%
Agilysys, Inc. *	5,660	$31,866
Anixter International, Inc.	8,140	486,202
Benchmark Electronics, Inc. *	18,669	339,029
Brightpoint, Inc. *	20,707	180,772
Checkpoint Systems, Inc. *	11,700	240,435
Cognex Corp.	11,688	343,861
Coherent, Inc. *	7,362	332,321
Comverge, Inc. *(a)	7,594	52,475
CPI International, Inc. *	2,331	45,105
CTS Corp.	10,096	111,662
Daktronics, Inc.	10,100	160,792
DDi Corp.	4,200	49,392
DTS, Inc. *	5,100	250,155
Echelon Corp. *	9,800	99,862
Electro Rent Corp.	5,100	82,416
Electro Scientific Industries, Inc. *	8,324	133,434
Fabrinet *	2,786	59,899
FARO Technologies, Inc. *	4,818	158,223
Gerber Scientific, Inc. *(a)	7,735	60,874
Insight Enterprises, Inc. *	13,698	180,266
IPG Photonics Corp. *	7,680	242,842
L-1 Identity Solutions, Inc. *	22,620	269,404
Littelfuse, Inc.	6,423	302,266
Maxwell Technologies, Inc. *(a)	7,874	148,740
Measurement Specialties, Inc. *	4,400	129,140
Mercury Computer Systems, Inc. *	7,094	130,388
Methode Electronics, Inc.	11,174	144,927
Microvision, Inc. *(a)	26,339	48,991
MTS Systems Corp.	4,951	185,464
Multi-Fineline Electronix, Inc. *	3,019	79,973
Newport Corp. *	10,958	190,340
OSI Systems, Inc. *	4,758	173,001
Park Electrochemical Corp.	6,048	181,440
Plexus Corp. *(a)	12,316	381,057
Power-One, Inc. *(a)	20,712	211,262
Pulse Electronics Corp.	12,709	67,612
RadiSys Corp. *	7,361	65,513
Richardson Electronics Ltd. (a)	4,573	53,458
Rofin-Sinar Technologies, Inc. *	8,384	297,129
Rogers Corp. *	4,642	177,556
Sanmina-SCI Corp. *	23,476	269,504
ScanSource, Inc. *	8,438	269,172
Smart Modular Technologies (WWH), Inc. *	15,597	89,839
Spectrum Control, Inc. *	3,800	56,962
SYNNEX Corp. *	6,572	205,046
TTM Technologies, Inc. *	23,677	353,024
Universal Display Corp. *(a)	8,847	271,161
X-Rite, Inc. *	10,601	48,447
Zygo Corp. *	5,482	67,045

		8,509,744

16	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services 2.1%
Allis-Chalmers Energy, Inc. *	11,629	$82,450
Basic Energy Services, Inc. *	6,900	113,712
Bristow Group, Inc. *	10,434	494,050
Cal Dive International, Inc. *	28,646	162,423
CARBO Ceramics, Inc.	5,470	566,364
Complete Production Services, Inc. *	22,839	674,892
Dawson Geophysical Co. *	2,400	76,560
Dril-Quip, Inc. *	9,975	775,257
Global Industries Ltd. *	30,833	213,673
Gulf Island Fabrication, Inc.	4,343	122,386
Gulfmark Offshore, Inc., Class A *	7,209	219,153
Helix Energy Solutions Group, Inc. *	30,645	372,030
Hercules Offshore, Inc. *	34,269	118,571
Hornbeck Offshore Services, Inc. *	6,810	142,193
ION Geophysical Corp. *(a)	37,539	318,331
Key Energy Services, Inc. *	36,753	477,054
Lufkin Industries, Inc.	8,792	548,533
Matrix Service Co. *	7,800	95,004
Natural Gas Services Group, Inc. *	3,679	69,570
Newpark Resources, Inc. *	26,193	161,349
OYO Geospace Corp. *	1,246	123,491
Parker Drilling Co. *	34,297	156,737
PHI, Inc., Non-Voting Shares *	4,103	77,300
Pioneer Drilling Co. *	16,011	141,057
RPC, Inc. (a)	12,603	228,366
Seahawk Drilling, Inc. *(a)	3,495	31,280
T-3 Energy Services, Inc. *	3,914	155,895
Tesco Corp. *	8,955	142,205
TETRA Technologies, Inc. *	22,302	264,725
Union Drilling, Inc. *	4,849	35,301
Vantage Drilling Co. *	46,447	94,287
Willbros Group, Inc. *	14,388	141,290

		7,395,489

Food & Staples Retailing 0.9%
Andersons, Inc. (The)	5,400	196,290
Arden Group, Inc., Class A	405	33,412
Casey's General Stores, Inc.	10,963	466,037
Fresh Market, Inc. (The) *	4,207	173,328
Ingles Markets, Inc., Class A	4,828	92,698
Nash Finch Co.	3,790	161,113
Pantry, Inc. (The) *	7,231	143,608
PriceSmart, Inc.	4,778	181,707
Rite Aid Corp. *	172,468	152,324
Ruddick Corp.	12,719	468,568
Spartan Stores, Inc.	6,897	116,904
Susser Holdings Corp. *	3,183	44,085
United Natural Foods, Inc. *	14,192	520,563
Village Super Market, Inc., Class A	2,095	69,135
Weis Markets, Inc.	3,070	123,813
Winn-Dixie Stores, Inc. *	16,300	116,871

		3,060,456

Common Stocks (continued)

	Shares	Market Value

Food Products 1.2%
B&G Foods, Inc.	14,048	$192,879
Calavo Growers, Inc. (a)	3,399	78,347
Cal-Maine Foods, Inc. (a)	4,129	130,394
Chiquita Brands International, Inc. *	13,172	184,671
Darling International, Inc. *	24,276	322,385
Diamond Foods, Inc. (a)	6,498	345,564
Dole Food Co., Inc. *(a)	10,646	143,827
Farmer Bros Co.	2,200	39,160
Fresh Del Monte Produce, Inc.	12,010	299,650
Hain Celestial Group, Inc. (The) *	11,932	322,880
Imperial Sugar Co. (a)	3,703	49,509
J&J Snack Foods Corp.	4,153	200,341
John B. Sanfilippo & Son, Inc. *	2,745	34,148
Lancaster Colony Corp. (a)	5,679	324,839
Limoneira Co. (a)	2,836	81,393
Pilgrim's Pride Corp. *(a)	14,968	106,123
Sanderson Farms, Inc.	6,554	256,589
Seneca Foods Corp., Class A *	2,725	73,520
Smart Balance, Inc. *	19,000	82,270
Snyders-Lance, Inc.	7,631	178,871
Tootsie Roll Industries, Inc. (a)	6,822	197,633
TreeHouse Foods, Inc. *(a)	10,256	523,979

		4,168,972

Gas Utilities 1.1%
Chesapeake Utilities Corp.	2,817	116,962
Laclede Group, Inc. (The)	6,483	236,889
New Jersey Resources Corp.	11,857	511,155
Nicor, Inc. (b)	12,908	644,367
Northwest Natural Gas Co.	7,423	344,947
Piedmont Natural Gas Co., Inc. (a)	20,597	575,892
South Jersey Industries, Inc.	8,578	453,090
Southwest Gas Corp.	13,108	480,670
WGL Holdings, Inc.	14,550	520,454

		3,884,426

Health Care Equipment & Supplies 3.1%
Abaxis, Inc. *	6,438	172,860
ABIOMED, Inc. *	9,310	89,469
Accuray, Inc. *	15,021	101,392
Align Technology, Inc. *(a)	17,263	337,319
Alphatec Holdings, Inc. *(a)	15,111	40,800
American Medical Systems Holdings, Inc. *	22,532	424,954
Analogic Corp.	3,752	185,762
AngioDynamics, Inc. *	7,300	112,201
Antares Pharma, Inc. *	22,010	37,417
Arthrocare Corp. *	7,903	245,467
Atrion Corp.	474	85,064
Cantel Medical Corp.	3,766	88,124
Cerus Corp. *(a)	18,006	44,295
Conceptus, Inc. *	9,199	126,946
CONMED Corp. *	8,496	224,549
CryoLife, Inc. *	8,577	46,487

2010 Annual Report	17

Statement of Investments (Continued)

December 31, 2010

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Cutera, Inc. *	4,000	$33,160
Cyberonics, Inc. *	8,151	252,844
Cynosure, Inc., Class A *	4,767	48,766
Delcath Systems, Inc. *(a)	13,487	132,173
DexCom, Inc. *	18,885	257,780
Endologix, Inc. *	14,608	104,447
Exactech, Inc. *	2,500	47,050
Greatbatch, Inc. *	6,695	161,684
Haemonetics Corp. *	7,357	464,815
HeartWare International, Inc. *	2,764	242,044
ICU Medical, Inc. *	3,372	123,078
Immucor, Inc. *	20,981	416,053
Insulet Corp. *	13,556	210,118
Integra LifeSciences Holdings Corp. *	6,029	285,172
Invacare Corp.	8,529	257,235
IRIS International, Inc. *	4,876	49,882
Kensey Nash Corp. *(a)	2,278	63,397
MAKO Surgical Corp. *(a)	9,691	147,497
Masimo Corp. (a)	15,134	439,945
Medical Action Industries, Inc. *	4,309	41,280
MELA Sciences, Inc. *(a)	7,628	25,554
Meridian Bioscience, Inc. (a)	11,923	276,137
Merit Medical Systems, Inc. *	8,215	130,043
Natus Medical, Inc. *	8,362	118,573
Neogen Corp. *	6,765	277,568
NuVasive, Inc. *(a)	11,460	293,949
NxStage Medical, Inc. *	8,127	202,200
OraSure Technologies, Inc. *	13,900	79,925
Orthofix International NV *	5,157	149,553
Orthovita, Inc. *	19,800	39,798
Palomar Medical Technologies, Inc. *	5,497	78,112
Quidel Corp. *(a)	6,331	91,483
Rochester Medical Corp. *	3,368	36,779
RTI Biologics, Inc. *(a)	16,719	44,640
Sirona Dental Systems, Inc. *	9,925	414,667
Solta Medical, Inc. *	18,182	55,455
SonoSite, Inc. *	4,287	135,469
Spectranetics Corp. *	10,165	52,451
Staar Surgical Co. *(a)	10,570	64,477
Stereotaxis, Inc. *(a)	8,944	34,256
STERIS Corp.	17,322	631,560
SurModics, Inc. *	5,066	60,133
Symmetry Medical, Inc. *	10,500	97,125
Syneron Medical Ltd. *	10,398	105,956
Synovis Life Technologies, Inc. *	3,401	54,790
TomoTherapy, Inc. *	15,072	54,410
Unilife Corp. *(a)	14,264	75,599
Vascular Solutions, Inc. *	5,061	59,315
Volcano Corp. *(a)	14,730	402,276
West Pharmaceutical Services, Inc.	9,931	409,157
Wright Medical Group, Inc. *(a)	11,406	177,135
Young Innovations, Inc.	1,708	54,673
Zoll Medical Corp. *	6,248	232,613

		11,157,357

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services 3.0%
Accretive Health, Inc. *(a)	3,387	$55,039
Air Methods Corp. *	3,264	183,665
Alliance HealthCare Services, Inc. *	8,119	34,425
Allied Healthcare International, Inc. *	14,520	36,445
Almost Family, Inc. *	2,396	92,054
Amedisys, Inc. *(a)	8,718	292,053
America Service Group, Inc.	4,095	61,998
American Dental Partners, Inc. *	4,957	66,969
AMERIGROUP Corp. *	15,133	664,641
AMN Healthcare Services, Inc. *	14,376	88,269
Amsurg Corp. *(a)	9,789	205,080
Assisted Living Concepts, Inc., Class A *	2,907	94,565
Bio-Reference Labs, Inc. *(a)	7,409	164,332
BioScrip, Inc. *	11,700	61,191
Capital Senior Living Corp. *	8,432	56,494
CardioNet, Inc. *	7,300	34,164
Catalyst Health Solutions, Inc. *	11,219	521,571
Centene Corp. *	14,648	371,180
Chemed Corp.	6,713	426,343
Chindex International, Inc. *(a)	4,158	68,565
Continucare Corp. *	9,063	42,415
CorVel Corp. *	2,136	103,276
Cross Country Healthcare, Inc. *	9,300	78,771
Emeritus Corp. *	7,111	140,158
Ensign Group, Inc. (The)	4,678	116,342
Five Star Quality Care, Inc. *	9,981	70,566
Genoptix, Inc. *	5,800	110,316

Gentiva Health Services, Inc. *	9,131	242,885
Hanger Orthopedic Group, Inc. *	7,470	158,289
HealthSouth Corp. *(a)	27,719	574,061
Healthspring, Inc. *	16,940	449,418
Healthways, Inc. *	9,983	111,410
HMS Holdings Corp. *	7,866	509,481
IPC The Hospitalist Co., Inc. *(a)	5,034	196,376
Kindred Healthcare, Inc. *	11,482	210,924
Landauer, Inc.	2,769	166,057
LCA-Vision, Inc. *	5,625	32,344
LHC Group, Inc. *	4,927	147,810
Magellan Health Services, Inc. *	9,725	459,798
Medcath Corp. *	6,261	87,341
Metropolitan Health Networks, Inc. *	11,915	53,260
Molina Healthcare, Inc. *	4,692	130,672
MWI Veterinary Supply, Inc. *	3,672	231,887
National HealthCare Corp. (a)	2,818	130,389
Owens & Minor, Inc.	18,154	534,272
PharMerica Corp. *	10,305	117,992
Providence Service Corp. (The) *	3,914	62,898
PSS World Medical, Inc. *(a)	17,078	385,963
RehabCare Group, Inc. *	7,697	182,419
Rural/Metro Corp. *(a)	5,756	83,922
Select Medical Holdings Corp. *	16,681	121,938
Sun Healthcare Group, Inc. *	7,389	93,545
Sunrise Senior Living, Inc. *	16,563	90,268
Team Health Holdings, Inc. *	4,512	70,117
Triple-S Management Corp., Class B *	6,030	115,052
U.S. Physical Therapy, Inc. *	3,049	60,431

18	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Universal American Corp.	9,299	$190,165
WellCare Health Plans, Inc. *	12,723	384,489

		10,626,760

Health Care Technology 0.5%
athenahealth, Inc. *(a)	9,791	401,235
Computer Programs & Systems, Inc.	2,897	135,696
MedAssets, Inc. *	12,618	254,758
Medidata Solutions, Inc. *	5,610	133,967
MedQuist, Inc.	3,774	32,645
Merge Healthcare, Inc. *	15,677	58,475
Omnicell, Inc. *	9,639	139,284
Quality Systems, Inc.	5,659	395,111
Transcend Services, Inc. *	2,799	54,832
Vital Images, Inc. *	4,402	61,540

		1,667,543

Hotels, Restaurants & Leisure 2.4%
AFC Enterprises, Inc. *	7,877	109,490
Ambassadors Group, Inc.	5,839	67,149
Ameristar Casinos, Inc.	8,024	125,415
Biglari Holdings, Inc. *	428	175,570
BJ's Restaurants, Inc. *	6,694	237,169
Bob Evans Farms, Inc.	8,966	295,519

Boyd Gaming Corp. *(a)	16,424	174,094
Buffalo Wild Wings, Inc. *(a)	5,276	231,353
California Pizza Kitchen, Inc. *	5,801	100,241
CEC Entertainment, Inc. *	6,379	247,697
Cheesecake Factory, Inc. (The) *	17,964	550,776
Churchill Downs, Inc.	3,408	147,907
Cracker Barrel Old Country Store, Inc.	7,207	394,727
Denny's Corp. *	30,095	107,740
DineEquity, Inc. *	5,300	261,714
Domino's Pizza, Inc. *	11,298	180,203
Gaylord Entertainment Co. *	10,179	365,833
Interval Leisure Group, Inc. *	11,768	189,936
Isle of Capri Casinos, Inc. *	5,313	54,299
Jack in the Box, Inc. *	16,818	355,364
Jamba, Inc. *	18,778	42,626
Krispy Kreme Doughnuts, Inc. *	17,700	123,546
Life Time Fitness, Inc. *	12,224	501,062
Marcus Corp.	6,500	86,255
McCormick & Schmick's Seafood
Restaurants, Inc. *(a)	4,744	43,123
Monarch Casino & Resort, Inc. *	2,986	37,325
Morgans Hotel Group Co. *	6,954	63,073
Multimedia Games, Inc. *	8,720	48,658
O'Charleys, Inc. *	5,896	42,451
Orient-Express Hotels Ltd., Class A *	31,020	402,950
P.F. Chang's China Bistro, Inc.	6,953	336,942
Papa John's International, Inc. *	6,149	170,327
Peet's Coffee & Tea, Inc. *(a)	3,448	143,920
Pinnacle Entertainment, Inc. *	17,913	251,140
Red Robin Gourmet Burgers, Inc. *	4,674	100,351
Ruby Tuesday, Inc. *	18,969	247,735

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Ruth's Hospitality Group, Inc. *	9,194	$42,568
Scientific Games Corp., Class A *	19,079	190,027
Shuffle Master, Inc. *	15,845	181,425
Sonic Corp. *	19,598	198,332
Speedway Motorsports, Inc.	3,855	59,059
Texas Roadhouse, Inc. *	16,727	287,203
Vail Resorts, Inc. *	10,807	562,396

		8,534,690

Household Durables 0.7%
American Greetings Corp., Class A	11,676	258,740
Beazer Homes USA, Inc. *(a)	21,984	118,494
Blyth, Inc.	1,890	65,167
Cavco Industries, Inc. *	2,000	93,380
CSS Industries, Inc.	2,318	47,774
Ethan Allen Interiors, Inc.	7,256	145,193
Furniture Brands International, Inc. *	16,656	85,612
Helen of Troy Ltd. *	9,068	269,682
Hooker Furniture Corp.	3,593	50,769
Hovnanian Enterprises, Inc., Class A *(a)	15,795	64,602
iRobot Corp. *(a)	6,226	154,903
Kid Brands, Inc. *	4,039	34,533
La-Z-Boy, Inc. *	15,300	138,006
Libbey, Inc. *	6,320	97,770
Lifetime Brands, Inc. *	2,977	41,797
M/I Homes, Inc. *	6,948	106,860
Meritage Homes Corp. *	9,504	210,989

Ryland Group, Inc.	13,756	234,265
Sealy Corp. *(a)	14,816	43,263
Skyline Corp. (a)	2,217	57,819
Standard Pacific Corp. *(a)	31,283	143,902
Universal Electronics, Inc. *	4,197	119,069

		2,582,589

Household Products 0.2%
Central Garden and Pet Co., Class A *	16,884	166,814
Oil-Dri Corp of America	1,951	41,927
Spectrum Brands Holdings, Inc. *(a)	5,400	168,318
WD-40 Co.	4,840	194,955

		572,014

Independent Power Producers & Energy Traders 0.1%
Dynegy, Inc. *	32,138	180,616

Industrial Conglomerates 0.2%
Raven Industries, Inc. (a)	4,773	227,624
Seaboard Corp.	94	187,154
Standex International Corp.	3,718	111,206
Tredegar Corp.	7,193	139,400

		665,384

Information Technology Services 2.0%
Acxiom Corp. *	20,082	344,406
CACI International, Inc., Class A *	9,046	483,056
Cardtronics, Inc. *	8,081	143,034
Cass Information Systems, Inc.	2,580	97,885
CIBER, Inc. *	19,308	90,361
Computer Task Group, Inc. *	4,500	48,960
CSG Systems International, Inc. *	9,995	189,305
Echo Global Logistics, Inc. *(a)	3,391	40,828

2010 Annual Report	19

Statement of Investments (Continued)

December 31, 2010

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Euronet Worldwide, Inc. *	15,331	$267,373
ExlService Holdings, Inc. *	4,500	96,660
Forrester Research, Inc.	4,312	152,170
Global Cash Access Holdings, Inc. *	14,888	47,493
Heartland Payment Systems, Inc. (a)	11,263	173,675
iGate Corp.	7,000	137,970
Integral Systems, Inc. *	5,472	54,228
Jack Henry & Associates, Inc.	25,240	735,746
Lionbridge Technologies, Inc. *	17,927	66,151
Mantech International Corp., Class A *	6,438	266,083
MAXIMUS, Inc.	5,082	333,278
MoneyGram International, Inc. *(a)	25,000	67,750
NCI, Inc., Class A *	1,951	44,854
Online Resources Corp. *	8,399	39,055
Sapient Corp.	30,024	363,290
SRA International, Inc., Class A *	13,148	268,877
Syntel, Inc.	3,848	183,896
TeleTech Holdings, Inc. *	8,875	182,736
Tier Technologies, Inc. *	4,779	28,626
TNS, Inc. *(a)	7,673	159,598
Unisys Corp. *	12,928	334,706
VeriFone Systems, Inc. *	25,216	972,329
Virtusa Corp. *	4,318	70,643
Wright Express Corp. *	11,534	530,564

		7,015,586

Insurance 2.6%
Alterra Capital Holdings Ltd.	27,850	602,674
American Equity Investment Life Holding Co. (a)	16,885	211,907

American Safety Insurance Holdings Ltd. *	3,287	70,276
AMERISAFE, Inc. *	5,625	98,438
Amtrust Financial Services, Inc. (a)	6,681	116,917
Argo Group International Holdings Ltd.	9,120	341,544
Baldwin & Lyons, Inc., Class B (a)	2,700	63,531
Citizens, Inc. *(a)	11,056	82,367
CNA Surety Corp. *	5,215	123,491
CNO Financial Group, Inc. *	65,007	440,747
Crawford & Co., Class B *	8,187	27,836
Delphi Financial Group, Inc., Class A	14,239	410,653
Donegal Group, Inc., Class A	3,600	52,128
eHealth, Inc. *(a)	7,072	100,352
EMC Insurance Group, Inc.	1,600	36,224
Employers Holdings, Inc. (a)	12,471	217,993
Enstar Group Ltd. *	2,046	173,051
FBL Financial Group, Inc., Class A	3,890	111,526
First American Financial Corp.	30,104	449,754
First Mercury Financial Corp.	4,522	74,161
Flagstone Reinsurance Holdings SA	15,347	193,372
FPIC Insurance Group, Inc. *(a)	3,011	111,287
Global Indemnity PLC *	4,236	86,626
Greenlight Capital Re Ltd., Class A *	8,349	223,837
Hallmark Financial Services *	3,695	33,624
Harleysville Group, Inc.	3,128	114,923
Hilltop Holdings, Inc. *	11,892	117,969
Horace Mann Educators Corp.	11,435	206,287
Infinity Property & Casualty Corp.	3,892	240,526
Kansas City Life Insurance Co. (a)	1,259	41,585

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Maiden Holdings Ltd.	15,193	$119,417
Meadowbrook Insurance Group, Inc.	16,090	164,922
Montpelier Re Holdings Ltd.	20,489	408,551
National Financial Partners Corp. *	12,500	167,500
National Interstate Corp.	2,000	42,800
National Western Life Insurance Co., Class A (a)	738	123,039
Navigators Group, Inc. (The) *(a)	3,566	179,548
Phoenix Cos., Inc. (The) *	34,336	87,213
Platinum Underwriters Holdings Ltd.	11,881	534,289
Presidential Life Corp.	6,126	60,831
Primerica, Inc. (a)	6,775	164,294
ProAssurance Corp. *	9,429	571,397
RLI Corp. (a)	5,133	269,842
Safety Insurance Group, Inc.	3,652	173,726
SeaBright Holdings, Inc.	6,843	63,092
Selective Insurance Group, Inc.	15,689	284,755
State Auto Financial Corp.	4,375	76,212
Stewart Information Services Corp.	5,394	62,193
Tower Group, Inc.	11,789	301,563
United Fire & Casualty Co.	6,770	151,106

		9,181,896

Internet & Catalog Retail 0.4%
Blue Nile, Inc. *(a)	3,696	210,894
Drugstore.Com, Inc. *(a)	28,027	61,940
Gaiam, Inc., Class A	5,211	40,125
HSN, Inc. *	11,697	358,396
NutriSystem, Inc. (a)	7,976	167,735
Orbitz Worldwide, Inc. *	5,617	31,399
Overstock.com, Inc. *(a)	4,394	72,413
PetMed Express, Inc. (a)	6,810	121,286
Shutterfly, Inc. *	7,898	276,667
US Auto Parts Network, Inc. *	4,209	35,355
Vitacost.com, Inc. *(a)(c)	4,393	25,040

		1,401,250

Internet Software & Services 2.1%
Ancestry.com, Inc. *	5,571	157,771
Art Technology Group, Inc. *	46,115	275,768
comScore, Inc. *	6,713	149,767
Constant Contact, Inc. *(a)	8,403	260,409
DealerTrack Holdings, Inc. *	11,794	236,706
Dice Holdings, Inc. *	4,863	69,784
Digital River, Inc. *	11,505	396,002
EarthLink, Inc.	31,122	267,649
GSI Commerce, Inc. *	19,792	459,174
InfoSpace, Inc. *	11,334	94,072
Internap Network Services Corp. *	15,400	93,632
IntraLinks Holdings, Inc. *	3,781	70,742
j2 Global Communications, Inc. *	13,519	391,375
Keynote Systems, Inc.	4,170	60,965
KIT Digital, Inc. *(a)	9,040	145,002
Knot, Inc. (The) *	9,100	89,908
Limelight Networks, Inc. *	13,927	80,916
Liquidity Services, Inc. *	4,360	61,258

20	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
LivePerson, Inc. *(a)	13,297	$150,256
LogMeIn, Inc. *(a)	4,444	197,047
LoopNet, Inc. *(a)	5,904	65,593
ModusLink Global Solutions, Inc. *	13,418	89,901
Move, Inc. *	46,616	119,803
NIC, Inc.	16,518	160,390
OpenTable, Inc. *(a)	4,644	327,309
Openwave Systems, Inc. *	25,371	53,787
Perficient, Inc. *	6,965	87,062
QuinStreet, Inc. *(a)	2,950	56,669
Rackspace Hosting, Inc. *(a)	28,617	898,860
RealNetworks, Inc. *	25,100	105,420
RightNow Technologies, Inc. *	6,497	153,784
Saba Software, Inc. *	8,832	54,052
SAVVIS, Inc. *	11,095	283,144
Stamps.com, Inc.	3,401	45,063
support.com, Inc. *	14,000	90,720
Terremark Worldwide, Inc. *(a)	17,300	224,035
Travelzoo, Inc. *	1,671	68,879
United Online, Inc.	25,891	170,881
ValueClick, Inc. *	23,727	380,344
Vocus, Inc. *	5,000	138,300
Zix Corp. *(a)	17,903	76,446

		7,358,645

Leisure Equipment & Products 0.7%
Arctic Cat, Inc. *	3,801	55,647
Brunswick Corp.	25,997	487,184
Callaway Golf Co. (a)	18,913	152,628
Eastman Kodak Co. *(a)	78,886	422,829
JAKKS Pacific, Inc. *(a)	8,418	153,376
Leapfrog Enterprises, Inc. *	10,211	56,671
Polaris Industries, Inc.	9,155	714,273
RC2 Corp. *	6,443	140,264
Smith & Wesson Holding Corp. *(a)	18,099	67,690
Steinway Musical Instruments, Inc. *	1,907	37,854
Sturm Ruger & Co., Inc.	5,660	86,541

		2,374,957

Life Sciences Tools & Services 0.7%
Accelrys, Inc. *	16,859	139,930
Affymetrix, Inc. *	20,708	104,161
Albany Molecular Research, Inc. *	7,221	40,582
Bruker Corp. *	20,937	347,554
Caliper Life Sciences, Inc. *(a)	13,592	86,173
Cambrex Corp. *	9,965	51,519
Dionex Corp. *	5,134	605,863
Enzo Biochem, Inc. *	10,000	52,800
eResearchTechnology, Inc. *	14,463	106,303
Furiex Pharmaceuticals, Inc. *	2,838	41,009
Kendle International, Inc. *	4,522	49,245
Luminex Corp. *	11,065	202,268
Parexel International Corp. *	17,077	362,545
Pure Bioscience *(a)	11,353	25,204
Sequenom, Inc. *(a)	27,551	220,959

		2,436,115

Common Stocks (continued)

	Shares	Market Value

Machinery 3.2%
3D Systems Corp. *	5,519	$173,793
Actuant Corp., Class A	20,202	537,777
Alamo Group, Inc.	1,900	52,858
Albany International Corp., Class A	8,225	194,850
Altra Holdings, Inc. *	8,004	158,959
American Railcar Industries, Inc. *(a)	3,004	66,479
Ampco-Pittsburgh Corp.	2,575	72,229
ArvinMeritor, Inc. *(a)	27,921	572,939
Astec Industries, Inc. *	5,792	187,719
Badger Meter, Inc. (a)	4,361	192,843
Barnes Group, Inc.	14,282	295,209
Blount International, Inc. *	14,239	224,407
Briggs & Stratton Corp.	14,605	287,572
Cascade Corp.	2,674	126,427
Chart Industries, Inc. *	8,428	284,698
CIRCOR International, Inc.	5,016	212,076
Clarcor, Inc.	14,624	627,223
Colfax Corp. *	7,027	129,367
Columbus Mckinnon Corp. *	5,734	116,515
Commercial Vehicle Group, Inc. *	7,273	118,186
Douglas Dynamics, Inc. (a)	3,512	53,207

Dynamic Materials Corp.	3,856	87,030
Energy Recovery, Inc. *	12,256	44,857
EnPro Industries, Inc. *	6,030	250,607
ESCO Technologies, Inc.	7,724	292,276
Federal Signal Corp. (a)	18,190	124,783
Flow International Corp. *	14,618	59,788
Force Protection, Inc. *	20,699	114,052
FreightCar America, Inc.	3,636	105,226
Gorman-Rupp Co. (The)	3,626	117,192
Graham Corp.	2,989	59,780
Greenbrier Cos., Inc. *	5,701	119,664
John Bean Technologies Corp.	8,328	167,643
Kadant, Inc. *(a)	3,700	87,209
Kaydon Corp.	9,677	394,047
LB Foster Co., Class A *	3,000	122,820
Lindsay Corp. (a)	3,635	216,028
Lydall, Inc. *	5,216	41,989
Met-Pro Corp.	4,688	55,365
Middleby Corp. *	4,864	410,619
Miller Industries, Inc.	3,000	42,690
Mueller Industries, Inc.	11,168	365,194
Mueller Water Products, Inc., Class A	45,509	189,773
NACCO Industries, Inc., Class A	1,712	185,529
Nordson Corp.	10,072	925,415
PMFG, Inc. *(a)	4,516	74,062
RBC Bearings, Inc. *	6,367	248,822
Robbins & Myers, Inc.	7,827	280,050
Sauer-Danfoss, Inc. *	3,602	101,757
Sun Hydraulics Corp.	3,725	140,805
Tecumseh Products Co., Class A *	5,731	74,790
Tennant Co.	5,529	212,369
Titan International, Inc. (a)	10,313	201,516

2010 Annual Report	21

Statement of Investments (Continued)

December 31, 2010

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Trimas Corp. *	4,621	$94,546
Twin Disc, Inc.	2,600	77,636
Wabash National Corp. *	20,385	241,562
Watts Water Technologies, Inc., Class A	8,547	312,735
Xerium Technologies, Inc. *(a)	2,220	35,409

		11,360,968

Marine 0.1%
Baltic Trading Ltd.	5,008	51,132
Eagle Bulk Shipping, Inc. *	18,478	92,020
Excel Maritime Carriers Ltd. *(a)	11,845	66,687
Genco Shipping & Trading Ltd. *	8,252	118,829
Horizon Lines, Inc., Class A	9,689	42,341
International Shipholding Corp.	1,865	47,371
Ultrapetrol Bahamas Ltd. *(a)	7,200	46,296

		464,676

Media 1.3%
AH Belo Corp., Class A *	5,813	50,573
Arbitron, Inc.	8,096	336,146
Ascent Media Corp., Class A *	4,807	186,319
Ballantyne Strong, Inc. *(a)	4,560	35,431
Belo Corp., Class A *	27,107	191,918
Carmike Cinemas, Inc. *	3,387	26,148
Cinemark Holdings, Inc.	16,897	291,304
CKX, Inc. *	16,665	67,160
Dex One Corp. *	14,862	110,871
E.W. Scripps Co. (The), Class A *	9,700	98,455
Entercom Communications Corp., Class A *	7,328	84,858
Entravision Communications Corp., Class A *	15,957	41,010
Fisher Communications, Inc. *	2,270	49,486
Global Sources Ltd. *(a)	7,008	66,716
Gray Television, Inc. *	15,074	28,188
Harte-Hanks, Inc.	11,386	145,399
Journal Communications, Inc., Class A *	13,200	66,660
Knology, Inc. *	9,203	143,843
Lee Enterprises, Inc. *(a)	14,082	34,642
LIN TV Corp., Class A *	9,123	48,352
Lions Gate Entertainment Corp. *	20,374	132,635
Live Nation Entertainment, Inc. *	41,991	479,537
LodgeNet Interactive Corp. *	8,140	34,595
Martha Stewart Living Omnimedia, Class A *(a)	8,171	36,116
McClatchy Co. (The), Class A *(a)	17,796	83,107
Media General, Inc., Class A *(a)	6,796	39,281
Mediacom Communications Corp., Class A *	12,481	105,589
National CineMedia, Inc.	16,379	326,106
Playboy Enterprises, Inc., Class B *	8,731	45,576
Rentrak Corp. *	2,989	90,148
Scholastic Corp. (a)	9,345	276,051
Sinclair Broadcast Group, Inc., Class A	13,900	113,702
SuperMedia, Inc. *(a)	3,789	33,002
Valassis Communications, Inc. *(a)	14,707	475,771
Warner Music Group Corp. *	13,658	76,895
World Wrestling Entertainment, Inc., Class A (a)	7,353	104,707

		4,556,297

Common Stocks (continued)

	Shares	Market Value

Metals & Mining 2.0%
Allied Nevada Gold Corp. *(a)	21,778	$572,979
AM Castle & Co. *	5,000	92,050
AMCOL International Corp.	6,985	216,535
Brush Engineered Materials, Inc. *	5,930	229,135
Capital Gold Corp. *	19,259	97,643
Century Aluminum Co. *	18,662	289,821
Coeur d'Alene Mines Corp. *	25,965	709,364
Contango ORE, Inc. *	333	3,497
General Moly, Inc. *(a)	19,300	125,064
Globe Specialty Metals, Inc.	18,126	309,773
Golden Star Resources Ltd. *	74,741	343,061
Haynes International, Inc.	3,600	150,588
Hecla Mining Co. *(a)	75,575	850,975
Horsehead Holding Corp. *	12,785	166,716
Jaguar Mining, Inc. *(a)	24,482	174,557
Kaiser Aluminum Corp.	4,438	222,299
Metals USA Holdings Corp. *	3,400	51,816

Molycorp, Inc. *(a)	7,610	379,739
Noranda Aluminum Holding Corp. *	4,636	67,686
Olympic Steel, Inc.	2,740	78,583
RTI International Metals, Inc. *	8,686	234,348
Stillwater Mining Co. *	12,884	275,073
Thompson Creek Metals Co., Inc. *	48,911	719,970
Universal Stainless & Alloy *	2,133	66,720
US Energy Corp. Wyoming *	8,309	50,519
US Gold Corp. *	26,819	216,429
Worthington Industries, Inc.	16,844	309,930

		7,004,870

Multiline Retail 0.4%
99 Cents Only Stores *	13,317	212,273
Bon-Ton Stores, Inc. (The) *	3,668	46,437
Dillard's Inc., Class A	12,441	472,012
Fred's Inc., Class A	11,642	160,194
Retail Ventures, Inc. *	7,097	115,681
Saks, Inc. *	40,085	428,909
Tuesday Morning Corp. *	8,973	47,377

		1,482,883

Multi-Utilities 0.3%
Avista Corp.	15,997	360,252
Black Hills Corp.	11,670	350,100
CH Energy Group, Inc.	4,700	229,783
NorthWestern Corp.	10,449	301,245

		1,241,380

Oil, Gas & Consumable Fuels 4.2%
Abraxas Petroleum Corp. *	18,996	86,812
Apco Oil and Gas International, Inc.	2,774	159,505
Approach Resources, Inc. *(a)	5,276	121,876
ATP Oil & Gas Corp. *(a)	12,933	216,498
Berry Petroleum Co., Class A	14,905	651,348
Bill Barrett Corp. *	13,269	545,754

22	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
BPZ Resources, Inc. *(a)	28,667	$136,455
Brigham Exploration Co. *	34,208	931,826
Callon Petroleum Co. *(a)	8,528	50,486
CAMAC Energy, Inc. *(a)	14,413	28,682
Carrizo Oil & Gas, Inc. *	9,140	315,239
Cheniere Energy, Inc. *(a)	17,398	96,037
Clayton Williams Energy, Inc. *	1,787	150,054
Clean Energy Fuels Corp. *(a)	14,038	194,286
Cloud Peak Energy, Inc. *	9,199	213,693
Contango Oil & Gas Co. *	3,508	203,218
Crosstex Energy, Inc.	12,500	110,750
CVR Energy, Inc. *	9,303	141,220
Delek US Holdings, Inc.	4,953	36,058
Delta Petroleum Corp. *(a)	55,100	41,876
DHT Holdings, Inc.	14,929	69,420
Endeavour International Corp. *(a)	7,396	102,065

Energy Partners Ltd. *	8,639	128,376
Energy XXI Bermuda Ltd. *	20,347	563,001
FX Energy, Inc. *	13,639	83,880
Gastar Exploration Ltd. *	18,423	79,219
General Maritime Corp. (a)	24,467	79,518
GeoResources, Inc. *	3,995	88,729
GMX Resources, Inc. *(a)	9,186	50,707
Golar LNG Ltd.	10,917	163,864
Goodrich Petroleum Corp. *	7,216	127,290
Green Plains Renewable Energy, Inc. *(a)	6,427	72,368
Gulfport Energy Corp. *	8,076	174,845
Harvest Natural Resources, Inc. *	10,000	121,700
Houston American Energy Corp. (a)	5,440	98,410
International Coal Group, Inc. *	38,509	298,060
James River Coal Co. *	8,095	205,046
Knightsbridge Tankers Ltd. (a)	7,652	170,410
Kodiak Oil & Gas Corp. *	52,750	348,150
L&L Energy, Inc. *(a)	6,279	67,813
Magnum Hunter Resources Corp. *	15,703	113,062
McMoRan Exploration Co. *	28,091	481,480
Miller Petroleum, Inc. *(a)	5,502	28,610
Nordic American Tanker Shipping (a)	14,204	369,588
Northern Oil and Gas, Inc. *	15,878	432,040
Oasis Petroleum, Inc. *	14,272	387,057
Overseas Shipholding Group, Inc.	7,805	276,453
Panhandle Oil and Gas, Inc., Class A (a)	2,231	61,174
Patriot Coal Corp. *	23,269	450,720
Penn Virginia Corp.	13,374	224,951
Petroleum Development Corp. *	6,972	294,288
PetroQuest Energy, Inc. *	16,237	122,265
RAM Energy Resources, Inc. *	17,753	32,665
Rentech, Inc. *	65,513	79,926
Resolute Energy Corp. *(a)	11,262	166,227
REX American Resources Corp. *	2,200	33,792
Rex Energy Corp. *(a)	9,592	130,931
Rosetta Resources, Inc. *	15,621	587,974
Scorpio Tankers, Inc. *	6,456	65,270
Ship Finance International Ltd. (a)	12,993	279,609

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Stone Energy Corp. *	12,618	$281,255
Swift Energy Co. *	12,267	480,253
Syntroleum Corp. *	21,479	39,736
Teekay Tankers Ltd., Class A (a)	10,058	124,116
TransAtlantic Petroleum Ltd. *	43,653	145,364
Uranium Energy Corp. *(a)	18,290	110,472
USEC, Inc. *	33,805	203,506
VAALCO Energy, Inc. *	15,120	108,259
Venoco, Inc. *	5,918	109,187
W&T Offshore, Inc. (a)	10,300	184,061
Warren Resources, Inc. *	21,617	97,709
Western Refining, Inc. *	15,590	164,942
World Fuel Services Corp.	20,287	733,578

		14,925,064

Paper & Forest Products 0.5%
Buckeye Technologies, Inc.	11,485	241,300
Clearwater Paper Corp. *(a)	3,302	258,547
Deltic Timber Corp.	3,163	178,203
KapStone Paper and Packaging Corp. *	11,174	170,962
Louisiana-Pacific Corp. *	38,091	360,341
Neenah Paper, Inc.	4,353	85,667
P.H. Glatfelter Co.	13,505	165,706
Schweitzer-Mauduit International, Inc.	5,429	341,593
Wausau Paper Corp. (a)	14,706	126,619

		1,928,938

Personal Products 0.3%
Elizabeth Arden, Inc. *	7,300	167,973
Female Health Co. (The) (a)	5,632	32,046
Inter Parfums, Inc.	4,500	84,825
Medifast, Inc. *(a)	3,942	113,845
Nu Skin Enterprises, Inc., Class A	14,323	433,414
Nutraceutical International Corp. *	3,147	44,656
Prestige Brands Holdings, Inc. *	12,766	152,554
Revlon, Inc., Class A *	3,298	32,452
Synutra International, Inc. *(a)	5,630	75,723
USANA Health Sciences, Inc. *	1,864	80,991

		1,218,479

Pharmaceuticals 1.6%
Akorn, Inc. *	17,000	103,190
Alexza Pharmaceuticals, Inc. *(a)	14,329	17,911
Ardea Biosciences, Inc. *	4,085	106,210
Auxilium Pharmaceuticals, Inc. *	12,762	269,278
AVANIR Pharmaceuticals, Inc., Class A *(a)	28,799	117,500
Biodel, Inc. *	4,779	8,746
BioMimetic Therapeutics, Inc. *(a)	5,990	76,073
BMP Sunstone Corp. *	9,074	89,923
Cadence Pharmaceuticals, Inc. *(a)	10,783	81,412
Corcept Therapeutics, Inc. *(a)	8,123	31,355
Cypress Bioscience, Inc. *	13,025	84,402

2010 Annual Report	23

Statement of Investments (Continued)

December 31, 2010

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Depomed, Inc. *	16,485	$104,845
Durect Corp. *	26,400	91,080
Eurand NV *	5,575	65,952
Hi-Tech Pharmacal Co., Inc. *(a)	3,014	75,199
Impax Laboratories, Inc. *	18,282	367,651
Inspire Pharmaceuticals, Inc. *	17,666	148,394
Jazz Pharmaceuticals, Inc. *(a)	4,663	91,768
MAP Pharmaceuticals, Inc. *	5,148	86,178
Medicines Co. (The) *	15,874	224,300
Medicis Pharmaceutical Corp., Class A	17,873	478,818
Nektar Therapeutics *(a)	27,796	357,179
Obagi Medical Products, Inc. *	5,200	60,060
Optimer Pharmaceuticals, Inc. *	9,934	112,354
Pain Therapeutics, Inc. *	11,322	76,423
Par Pharmaceutical Cos., Inc. *	10,208	393,110
Pozen, Inc. *	7,871	52,342

Questcor Pharmaceuticals, Inc. *	16,365	241,056
Salix Pharmaceuticals Ltd. *	16,758	786,956
Santarus, Inc. *	15,700	51,339
Somaxon Pharmaceuticals, Inc. *(a)	12,903	40,644
SuperGen, Inc. *	17,444	45,703
ViroPharma, Inc. *	22,799	394,879
Vivus, Inc. *(a)	23,787	222,884
XenoPort, Inc. *	10,906	92,919

		5,648,033

Professional Services 1.2%
Acacia Research Corp. *	10,010	259,659
Administaff, Inc.	6,355	186,202
Advisory Board Co. (The) *(a)	4,550	216,716
Barrett Business Services, Inc.	2,571	39,979
CBIZ, Inc. *	13,100	81,744
CDI Corp.	3,891	72,334
Corporate Executive Board Co. (The)	10,028	376,551
CoStar Group, Inc. *	6,104	351,346
CRA International, Inc. *	3,366	79,135
Dolan Co. (The) *	9,075	126,324
Exponent, Inc. *	4,143	155,487
Franklin Covey Co. *(a)	4,303	36,963
GP Strategies Corp. *	4,700	48,128
Heidrick & Struggles International, Inc. (a)	5,170	148,121
Hill International, Inc. *	8,013	51,844
Hudson Highland Group, Inc. *(a)	9,993	58,259
Huron Consulting Group, Inc. *	6,554	173,353
ICF International, Inc. *	5,134	132,046
Kelly Services, Inc., Class A *	8,002	150,438
Kforce, Inc. *(a)	9,115	147,481
Korn/Ferry International *	13,547	313,071
Mistras Group, Inc. *	4,409	59,433
Navigant Consulting, Inc. *	15,009	138,083
On Assignment, Inc. *	10,900	88,835
Resources Connection, Inc.	13,916	258,698
School Specialty, Inc. *(a)	5,634	78,482

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
SFN Group, Inc. *	15,700	$153,232
TrueBlue, Inc. *	12,913	232,305
Volt Information Sciences, Inc. *	4,718	40,811
VSE Corp. (a)	1,320	43,586

		4,298,646

Real Estate Investment Trusts (REITs) 7.1%
Acadia Realty Trust	12,054	219,865
Agree Realty Corp.	2,724	71,342
Alexander's Inc.	598	246,543
American Campus Communities, Inc.	19,028	604,329
American Capital Agency Corp.	14,293	410,781
Anworth Mortgage Asset Corp.	34,238	239,666
Apollo Commercial Real Estate Finance, Inc.	6,145	100,471
Ashford Hospitality Trust, Inc. *	12,260	118,309
Associated Estates Realty Corp.	12,400	189,596

BioMed Realty Trust, Inc.	38,173	711,926
CapLease, Inc.	17,620	102,548
Capstead Mortgage Corp.	19,761	248,791
CBL & Associates Properties, Inc.	40,436	707,630
Cedar Shopping Centers, Inc.	16,367	102,948
Chatham Lodging Trust	2,806	48,404
Chesapeake Lodging Trust	5,129	96,476
Cogdell Spencer, Inc. (a)	13,259	76,902
Colonial Properties Trust	22,964	414,500
Colony Financial, Inc.	4,500	90,090
Cousins Properties, Inc.	26,884	224,213
CreXus Investment Corp.	4,321	56,605
Cypress Sharpridge Investments, Inc.	12,664	163,492
DCT Industrial Trust, Inc.	63,055	334,822
DiamondRock Hospitality Co. *	45,091	541,092
DuPont Fabros Technology, Inc. (a)	11,833	251,688
Dynex Capital, Inc. (a)	5,803	63,369
EastGroup Properties, Inc.	7,966	337,121
Education Realty Trust, Inc.	17,105	132,906
Entertainment Properties Trust (a)	13,406	620,027
Equity Lifestyle Properties, Inc.	7,579	423,893
Equity One, Inc. (a)	11,788	214,306
Excel Trust, Inc.	6,206	75,093
Extra Space Storage, Inc.	25,564	444,814
FelCor Lodging Trust, Inc. *	28,697	202,027
First Industrial Realty Trust, Inc. *(a)	18,833	164,977
First Potomac Realty Trust	15,028	252,771
Franklin Street Properties Corp.	20,402	290,728
Getty Realty Corp. (a)	6,136	191,934
Gladstone Commercial Corp. (a)	3,300	62,139
Glimcher Realty Trust	25,223	211,873
Government Properties Income Trust	7,796	208,855
Hatteras Financial Corp. (a)	13,070	395,629
Healthcare Realty Trust, Inc.	18,584	393,423
Hersha Hospitality Trust	39,634	261,584
Highwoods Properties, Inc.	20,536	654,072
Home Properties, Inc. (a)	10,784	598,404

24	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Inland Real Estate Corp.	22,439	$197,463
Invesco Mortgage Capital, Inc.	11,141	243,319
Investors Real Estate Trust (a)	23,454	210,382
iStar Financial, Inc. *	27,723	216,794
Kilroy Realty Corp. (a)	15,844	577,831
Kite Realty Group Trust	16,607	89,844
LaSalle Hotel Properties	20,704	546,586
Lexington Realty Trust	28,844	229,310
LTC Properties, Inc.	7,526	211,330
Medical Properties Trust, Inc.	32,075	347,372
MFA Financial, Inc.	79,688	650,254
Mid-America Apartment Communities, Inc.	9,301	590,520

Mission West Properties, Inc.	7,011	46,904
Monmouth Real Estate Investment Corp., Class A	9,220	78,370

MPG Office Trust, Inc. *(a)	14,717	40,472

National Health Investors, Inc.	6,987	314,555
National Retail Properties, Inc. (a)	23,784	630,276
Newcastle Investment Corp. *	18,591	124,560
NorthStar Realty Finance Corp. (a)	23,140	109,915
Omega Healthcare Investors, Inc.	27,856	625,089
One Liberty Properties, Inc.	2,643	44,138
Parkway Properties, Inc.	7,842	137,392
Pebblebrook Hotel Trust	10,980	223,114
Pennsylvania Real Estate Investment Trust (a)	16,606	241,285
Pennymac Mortgage Investment Trust (a)	5,220	94,743
Post Properties, Inc.	14,356	521,123
Potlatch Corp.	11,674	379,989
PS Business Parks, Inc.	5,411	301,501
RAIT Financial Trust *(a)	33,702	73,807
Ramco-Gershenson Properties Trust	11,262	140,212
Redwood Trust, Inc.	23,852	356,110
Resource Capital Corp.	14,928	110,169
Retail Opportunity Investments Corp.	12,412	123,003
Sabra Healthcare REIT, Inc.	7,390	135,970
Saul Centers, Inc.	1,975	93,516
Sovran Self Storage, Inc. (a)	8,263	304,161
Starwood Property Trust, Inc.	14,518	311,847
Strategic Hotels & Resorts, Inc. *	41,119	217,520
Sun Communities, Inc.	6,018	200,460
Sunstone Hotel Investors, Inc. *	35,486	366,570
Tanger Factory Outlet Centers	11,758	601,892
Terreno Realty Corp. *	4,051	72,634
Two Harbors Investment Corp. (a)	7,840	76,754
UMH Properties, Inc.	3,935	40,137
Universal Health Realty Income Trust	3,400	124,202
Urstadt Biddle Properties, Inc., Class A (a)	6,279	122,127
U-Store-It Trust	29,244	278,695
Walter Investment Management Corp.	7,649	137,223
Washington Real Estate Investment Trust	18,091	560,640
Winthrop Realty Trust	7,785	99,570

		25,144,624

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development 0.2%
Avatar Holdings, Inc. *(a)	2,804	$55,575
Campus Crest Communities, Inc.	9,640	135,153
Consolidated-Tomoka Land Co.	1,731	50,026
Coresite Realty Corp.	6,249	85,236
Forestar Group, Inc. *	10,699	206,491
Hudson Pacific Properties, Inc.	5,320	80,066
Kennedy-Wilson Holdings, Inc. *	6,382	63,756
Tejon Ranch Co. *(a)	3,902	107,500
Thomas Properties Group, Inc. *(a)	11,216	47,332

		831,135

Road & Rail 1.0%
Amerco, Inc. *	2,504	240,484
Arkansas Best Corp.	7,508	205,869
Avis Budget Group, Inc. *	30,021	467,127
Celadon Group, Inc. *	6,314	93,384
Dollar Thrifty Automotive Group, Inc. *	8,530	403,128
Genesee & Wyoming, Inc., Class A *	11,259	596,164
Heartland Express, Inc.	14,393	230,576
Knight Transportation, Inc.	17,640	335,160
Marten Transport Ltd.	4,506	96,338
Old Dominion Freight Line, Inc. *	12,458	398,532
Patriot Transportation Holding, Inc. *	479	44,528
RailAmerica, Inc. *	7,118	92,178
Roadrunner Transportation Systems, Inc. *	3,246	46,937
Saia, Inc. *	4,865	80,710
USA Truck, Inc. *	2,550	33,737
Werner Enterprises, Inc.	12,314	278,296

		3,643,148

Semiconductors & Semiconductor Equipment 3.8%
Advanced Analogic Technologies, Inc. *	13,000	52,130
Advanced Energy Industries, Inc. *	10,777	146,998
Amkor Technology, Inc. *(a)	30,780	227,464
Anadigics, Inc. *	19,100	132,363
Applied Micro Circuits Corp. *	19,217	205,238
ATMI, Inc. *	9,245	184,345
Axcelis Technologies, Inc. *(a)	32,088	111,024
AXT, Inc. *	9,640	100,642
Brooks Automation, Inc. *	19,355	175,550
Cabot Microelectronics Corp. *(a)	6,857	284,223
Cavium Networks, Inc. *(a)	12,985	489,275
Ceva, Inc. *	6,387	130,933
Cirrus Logic, Inc. *(a)	20,518	327,878
Cohu, Inc.	7,100	117,718
Conexant Systems, Inc. *	24,249	39,526
Cymer, Inc. *	8,746	394,182
Diodes, Inc. *	9,944	268,389
DSP Group, Inc. *	6,900	56,166
Energy Conversion Devices, Inc. *(a)	17,134	78,816
Entegris, Inc. *	38,577	288,170
Entropic Communications, Inc. *	19,697	237,940
Evergreen Solar, Inc. *(a)	56,600	32,998

2010 Annual Report	25

Statement of Investments (Continued)

December 31, 2010

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Exar Corp. *	11,175	$78,002
FEI Co. *	11,847	312,879
FormFactor, Inc. *	14,700	130,536
FSI International, Inc. *	10,780	47,648
GSI Technology, Inc. *	6,107	49,467
GT Solar International, Inc. *(a)	18,275	166,668
Hittite Microwave Corp. *	8,233	502,542
Integrated Device Technology, Inc. *	47,641	317,289
Integrated Silicon Solution, Inc. *	7,735	62,112
IXYS Corp. *	7,200	83,664
Kopin Corp. *	20,102	83,624
Kulicke & Soffa Industries, Inc. *	20,602	148,334

Lattice Semiconductor Corp. *	34,252	207,567
LTX-Credence Corp. *	14,448	106,915
Mattson Technology, Inc. *(a)	15,254	45,762
Micrel, Inc. (a)	14,895	193,486
Microsemi Corp. *	24,953	571,424
Mindspeed Technologies, Inc. *(a)	9,309	56,785
MIPS Technologies, Inc. *	14,987	227,203
MKS Instruments, Inc. *	14,809	362,672
Monolithic Power Systems, Inc. *	9,488	156,742
MoSys, Inc. *(a)	12,551	71,415
Nanometrics, Inc. *	5,422	69,564
Netlogic Microsystems, Inc. *(a)	18,704	587,493
NVE Corp. *	1,411	81,598
OmniVision Technologies, Inc. *	16,574	490,756
PDF Solutions, Inc. *	7,291	35,143
Pericom Semiconductor Corp. *	7,600	83,448
Photronics, Inc. *(a)	16,079	95,027
PLX Technology, Inc. *	11,514	41,566
Power Integrations, Inc.	7,172	287,884
RF Micro Devices, Inc. *	78,781	579,040
Rubicon Technology, Inc. *(a)	5,102	107,550
Rudolph Technologies, Inc. *	9,480	78,020
Semtech Corp. *	18,020	407,973
Sigma Designs, Inc. *	9,233	130,832
Silicon Image, Inc. *	23,119	169,925
Spansion, Inc., Class A *	4,740	98,118
Standard Microsystems Corp. *	6,600	190,278
Supertex, Inc. *	2,940	71,089
Tessera Technologies, Inc. *	14,750	326,712
Trident Microsystems, Inc. *	21,973	39,112
TriQuint Semiconductor, Inc. *	45,376	530,445
Ultra Clean Holdings, Inc. *(a)	6,627	61,697
Ultratech, Inc. *	7,136	141,864
Veeco Instruments, Inc. *(a)	11,808	507,272
Volterra Semiconductor Corp. *(a)	7,272	168,420
Zoran Corp. *	15,121	133,065

		13,578,595

Software 4.2%
ACI Worldwide, Inc. *	9,890	265,744
Actuate Corp. *	13,500	76,950
Advent Software, Inc. *	4,564	264,347

Common Stocks (continued)

	Shares	Market Value

Software (continued)
American Software, Inc., Class A	7,266	$49,191
Ariba, Inc. *	26,676	626,619
Aspen Technology, Inc. *	18,320	232,664
Blackbaud, Inc.	13,133	340,145
Blackboard, Inc. *(a)	10,210	421,673
Bottomline Technologies, Inc. *	9,461	205,398
CDC Corp., Class A *	9,826	34,489
CommVault Systems, Inc. *	12,644	361,871
Concur Technologies, Inc. *	11,889	617,396
Deltek, Inc. *	6,020	43,705
DemandTec, Inc. *	5,936	64,346

Digimarc Corp. *(a)	2,193	65,812
Ebix, Inc. *(a)	7,922	187,514
Epicor Software Corp. *	14,380	145,238
EPIQ Systems, Inc.	9,700	133,181
Fair Isaac Corp. (a)	12,719	297,243
FalconStor Software, Inc. *	13,361	44,759
Fortinet, Inc. *	12,223	395,414
Interactive Intelligence, Inc. *	3,800	99,408
JDA Software Group, Inc. *	13,226	370,328
Kenexa Corp. *	6,800	148,172
Lawson Software, Inc. *	40,320	372,960
Magma Design Automation, Inc. *	21,802	109,228
Manhattan Associates, Inc. *(a)	6,644	202,908
Mentor Graphics Corp. *	31,508	378,096
MicroStrategy, Inc., Class A *	2,601	222,308
Monotype Imaging Holdings, Inc. *	6,821	75,713
Netscout Systems, Inc. *	9,023	207,619
NetSuite, Inc. *(a)	5,411	135,275
Opnet Technologies, Inc.	4,033	107,963
Parametric Technology Corp. *	34,326	773,365
Pegasystems, Inc. (a)	4,732	173,333
Progress Software Corp. *	12,296	520,367
PROS Holdings, Inc. *	5,880	66,973
QLIK Technologies, Inc. *	4,340	112,015
Quest Software, Inc. *	17,735	491,969
Radiant Systems, Inc. *	10,086	197,383
RealD, Inc. *	4,639	120,243
RealPage, Inc. *	4,835	149,547
Renaissance Learning, Inc.	3,954	46,815
Rosetta Stone, Inc. *	3,084	65,443
S1 Corp. *(a)	15,449	106,598
Smith Micro Software, Inc. *	8,996	141,597
SolarWinds, Inc. *	10,831	208,497
Sonic Solutions, Inc. *(a)	12,723	190,845
Sourcefire, Inc. *	8,084	209,618
SRS Labs, Inc. *	3,846	33,883
SS&C Technologies Holdings, Inc. *	3,639	74,636
SuccessFactors, Inc. *	18,503	535,847
Synchronoss Technologies, Inc. *	7,062	188,626
Take-Two Interactive Software, Inc. *	21,569	264,005
Taleo Corp., Class A *	11,762	325,219
TeleCommunication Systems, Inc., Class A *	13,472	62,914

26	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

Software (continued)
THQ, Inc. *(a)	20,033	$121,400
TIBCO Software, Inc. *	48,876	963,346
TiVo, Inc. *	33,983	293,273
Tyler Technologies, Inc. *	8,939	185,574
Ultimate Software Group, Inc. *	7,301	355,048
VASCO Data Security International, Inc. *	8,139	66,170
VirnetX Holding Corp.	10,385	154,217
Wave Systems Corp., Class A *(a)	23,959	94,399
Websense, Inc. *(a)	13,140	266,085

		14,862,927

Specialty Retail 3.2%
America's Car-Mart, Inc. *	3,013	81,592
AnnTaylor Stores Corp. *	17,538	480,366
Asbury Automotive Group, Inc. *	8,547	157,949
Barnes & Noble, Inc. (a)	12,366	174,979
Bebe Stores, Inc.	9,788	58,336
Big 5 Sporting Goods Corp.	6,500	99,255
Brown Shoe Co., Inc.	12,751	177,621
Buckle, Inc. (The)	7,909	298,723
Build-A-Bear Workshop, Inc. *	5,100	38,964
Cabelas Inc. *(a)	11,700	254,475
Casual Male Retail Group, Inc. *(a)	12,980	61,525
Cato Corp. (The), Class A	8,174	224,049
Charming Shoppes, Inc. *	34,417	122,180
Childrens Place Retail Stores, Inc. (The) *	8,061	400,148
Christopher & Banks Corp.	10,900	67,035
Citi Trends, Inc. *	4,400	108,020
Coldwater Creek, Inc. *	18,075	57,298
Collective Brands, Inc. *	18,963	400,119
Destination Maternity Corp. *	1,607	60,954
Dress Barn, Inc. (The) *	17,327	457,779
DSW, Inc., Class A *	4,175	163,242
Express, Inc.	4,701	88,379
Finish Line, Inc. (The), Class A	14,922	256,509
Genesco, Inc. *	7,045	264,117
Group 1 Automotive, Inc. (a)	7,155	298,793
Haverty Furniture Cos., Inc.	5,483	71,169
hhgregg, Inc. *(a)	3,877	81,223
Hibbett Sports, Inc. *	8,473	312,654
HOT Topic, Inc.	13,249	83,071
Jo-Ann Stores, Inc. *	8,172	492,118
Jos. A. Bank Clothiers, Inc. *(a)	8,041	324,213
Kirkland's Inc. *	4,987	69,968
Lithia Motors, Inc., Class A (a)	7,021	100,330
Lumber Liquidators Holdings, Inc. *(a)	6,534	162,762
MarineMax, Inc. *	6,799	63,571
Mens’ Wearhouse, Inc. (The)	15,436	385,591
Midas, Inc. *	4,194	34,013
Monro Muffler Brake, Inc.	8,718	301,556
OfficeMax, Inc. *	24,910	440,907
Pacific Sunwear of California, Inc. *(a)	19,900	107,858
Penske Automotive Group, Inc. *	13,044	227,226

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
PEP Boys-Manny Moe & Jack	15,489	$208,017
Pier 1 Imports, Inc. *(a)	31,319	328,849
Rent-A-Center, Inc.	19,263	621,810
Rue21, Inc. *	4,341	127,235
Sally Beauty Holdings, Inc. *	27,704	402,539
Select Comfort Corp. *	16,069	146,710
Shoe Carnival, Inc. *(a)	2,800	75,600
Sonic Automotive, Inc., Class A	11,787	156,060
Stage Stores, Inc.	11,520	199,757
Stein Mart, Inc.	8,214	75,980
Systemax, Inc. *	3,255	45,896

Talbots, Inc. *(a)	20,388	173,706
Ulta Salon Cosmetics & Fragrance, Inc. *	9,161	311,474
Vitamin Shoppe, Inc. *	4,699	158,074
West Marine, Inc. *	4,589	48,552
Wet Seal, Inc. (The), Class A *	30,454	112,680
Zumiez, Inc. *	6,100	163,907

		11,467,483

Textiles, Apparel & Luxury Goods 2.0%
Carter's Inc. *	17,622	520,025
Cherokee, Inc. (a)	2,537	47,721
Columbia Sportswear Co.	3,287	198,206
CROCS, Inc. *	25,188	431,219
Deckers Outdoor Corp. *	11,379	907,361
G-III Apparel Group Ltd. *	4,593	161,444
Iconix Brand Group, Inc. *	21,665	418,351
Joe's Jeans, Inc. *	13,416	20,929
Jones Group, Inc. (The)	26,459	411,173
Kenneth Cole Productions, Inc., Class A *	3,384	42,266
K-Swiss, Inc., Class A *	7,874	98,189
Liz Claiborne, Inc. *(a)	27,796	199,019
Maidenform Brands, Inc. *	6,712	159,544
Movado Group, Inc. *	4,761	76,843
Oxford Industries, Inc.	4,204	107,664
Perry Ellis International, Inc. *	3,059	84,031
Quiksilver, Inc. *	38,769	196,559
RG Barry Corp. (a)	2,929	32,570
Skechers U.S.A., Inc., Class A *(a)	9,987	199,740
Steven Madden Ltd. *	7,187	299,842
Timberland Co. (The), Class A *	12,263	301,547
True Religion Apparel, Inc. *	7,523	167,462
Under Armour, Inc., Class A *(a)	10,397	570,172
Unifi, Inc. *	4,304	72,867
Vera Bradley, Inc. *	3,788	125,004
Volcom, Inc.	5,700	107,559
Warnaco Group, Inc. (The) *	13,130	723,069
Wolverine World Wide, Inc. (a)	14,547	463,758

		7,144,134

Thrifts & Mortgage Finance 1.4%
Abington Bancorp, Inc. (a)	6,600	78,738
Astoria Financial Corp.	25,622	356,402

2010 Annual Report	27

Statement of Investments (Continued)

December 31, 2010

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Bank Mutual Corp.	14,018	$67,006
BankFinancial Corp. (a)	6,195	60,401
Beneficial Mutual Bancorp, Inc. *	10,116	89,324
Berkshire Hills Bancorp, Inc.	4,200	92,820
Brookline Bancorp, Inc.	17,192	186,533
Dime Community Bancshares	7,800	113,802
ESB Financial Corp. (a)	2,900	47,096
ESSA Bancorp, Inc.	4,790	63,324
Federal Agricultural Mortgage Corp., Class C (a)	2,919	47,638

First Financial Holdings, Inc.	5,050	58,126
Flagstar Bancorp, Inc. *	24,415	39,797
Flushing Financial Corp.	9,192	128,688
Home Federal Bancorp, Inc.	5,100	62,577
Kearny Financial Corp.	4,473	38,468
Meridian Interstate Bancorp, Inc. *(a)	3,017	35,570
MGIC Investment Corp. *	59,171	602,953
NewAlliance Bancshares, Inc.	30,194	452,306
Northwest Bancshares, Inc.	33,252	391,044
OceanFirst Financial Corp.	4,446	57,220
Ocwen Financial Corp. *	21,619	206,245
Oritani Financial Corp.	16,355	200,185
PMI Group, Inc. (The) *	42,124	139,009
Provident Financial Services, Inc. (a)	17,401	263,277
Provident New York Bancorp	11,605	121,737
Radian Group, Inc.	38,919	314,076
Rockville Financial, Inc. (a)	2,600	31,772
Roma Financial Corp.	2,687	28,482
Territorial Bancorp, Inc.	3,684	73,348
Trustco Bank Corp.	22,524	142,802
United Financial Bancorp, Inc.	5,223	79,755
ViewPoint Financial Group	4,439	51,892
Westfield Financial, Inc.	9,190	85,008
WSFS Financial Corp.	1,849	87,717

		4,895,138

Tobacco 0.2%
Alliance One International, Inc. *	26,145	110,855
Star Scientific, Inc. *(a)	28,605	55,780
Universal Corp.	6,979	284,045
Vector Group Ltd. (a)	13,447	232,902

		683,582

Trading Companies & Distributors 0.9%
Aceto Corp.	7,952	71,568
Aircastle Ltd.	14,963	156,363
Applied Industrial Technologies, Inc.	12,386	402,297
Beacon Roofing Supply, Inc. *	13,557	242,264
CAI International, Inc. *	3,000	58,800
DXP Enterprises, Inc. *	2,575	61,800
H&E Equipment Services, Inc. *	8,386	97,026
Houston Wire & Cable Co.	5,300	71,232
Interline Brands, Inc. *	9,954	226,653
Kaman Corp.	7,605	221,077

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
RSC Holdings, Inc. *	14,597	$142,175
Rush Enterprises, Inc., Class A *	9,502	194,221
TAL International Group, Inc.	4,926	152,066
Textainer Group Holdings Ltd. (a)	2,841	80,940
Titan Machinery, Inc. *(a)	4,023	77,644
United Rentals, Inc. *	18,058	410,819
Watsco, Inc. (a)	8,206	517,634

		3,184,579

Water Utilities 0.2%
American States Water Co.	5,431	187,206
Artesian Resources Corp., Class A (a)	2,496	47,299
Cadiz, Inc. *(a)	4,084	50,805
California Water Service Group	5,506	205,209
Connecticut Water Service, Inc. (a)	2,868	79,960
Consolidated Water Co. Ltd.	4,562	41,833
Middlesex Water Co.	5,156	94,613
SJW Corp.	3,923	103,842
York Water Co. (The) (a)	4,300	74,347

		885,114

Wireless Telecommunication Services 0.3%
FiberTower Corp. *(a)	13,978	62,342
ICO Global Communications Holdings Ltd. *	27,976	41,964
NTELOS Holdings Corp.	8,718	166,078
Shenandoah Telecommunications Co.	7,028	131,635
Syniverse Holdings, Inc. *	20,327	627,088
USA Mobility, Inc.	6,529	116,020

		1,145,127

Total Common Stocks
(cost $314,630,869)		348,124,877

Warrant 0.0%

	Number of Warrants	Market Value

Oil, Gas & Consumable Fuels 0.0% †
Greenhunter Energy, Inc., expiring at an exercise price of 27.50 on 9/16/2011*(c)	100	$0

Total Warrant (cost $ — )		0

28	Annual Report 2010

Mutual Fund 2.1%

	Shares	Market Value

Money Market Fund 2.1%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (d)	7,503,948	$7,503,948

Total Mutual Fund (cost $7,503,948)		7,503,948

Repurchase Agreements 11.0%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.15%, dated 12/31/2010, due 01/03/2011, repurchase price $25,169,961, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00%—15.00%, maturing 04/15/2011—12/20/2040; total market value $25,673,039. (e)	$25,169,647	$25,169,647
Morgan Stanley, 0.15%, dated 12/31/2010, due 01/03/2011, repurchase price $14,000,175, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.90%-6.00%, maturing 01/09/12- 04/18/36; total market value $14,280,010. (e)	14,000,000	14,000,000

Total Repurchase Agreements (cost $39,169,647)		39,169,647

Total Investments (cost $361,304,464) (f) — 111.0%		394,798,472
Liabilities in excess of other assets — (11.0%)		(39,259,338)

NET ASSETS — 100.0%		$355,539,134

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $37,599,442.

(b)	A security or a portion of a security was used to cover the margin requirement for futures contracts.
(c)	Fair Valued Security

(d)	Represents 7-day effective yield as of December 31, 2010.

(e)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2010, was $39,169,647.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At December 31, 2010, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation
103	Russell 2000 Mini Index	03/18/11	$8,057,690	$144,182

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	29

Statement of Assets and Liabilities

December 31, 2010

NVIT Small Cap Index Fund
Assets:
Investments, at value* (cost $322,134,817)	$355,628,825
Repurchase agreements, at value and cost	39,169,647

Total Investments	394,798,472

Cash	2,928
Deposits with broker for futures	243,000
Dividends receivable	364,583
Security lending income receivable	35,474
Receivable for investments sold	132
Receivable for capital shares issued	411,984
Prepaid expenses	847

Total Assets	395,857,420

Liabilities:
Payable for capital shares redeemed	982,754
Payable for variation margin on futures contracts	52,054
Payable upon return of securities loaned (Note 2)	39,169,647
Accrued expenses and other payables:
Investment advisory fees	56,228
Fund administration fees	13,344
Accounting and transfer agent fees	5,797
Trustee fees	2,210
Custodian fees	508
Compliance program costs (Note 3)	294
Professional fees	14,804
Printing fees	12,022
Other	8,624

Total Liabilities	40,318,286

Net Assets	$355,539,134

Represented by:
Capital	$361,758,661
Accumulated undistributed net investment income	360,975
Accumulated net realized losses from investment and futures transactions	(40,218,692)
Net unrealized appreciation/(depreciation) from investments	33,494,008
Net unrealized appreciation/(depreciation) from futures (Note 2)	144,182

Net Assets	$355,539,134

Net Assets:
Class Y Shares	$355,539,134

Total	$355,539,134

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	37,705,011

Total	37,705,011

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$9.43
*	Includes value of securities on loan of $37,599,442 (Note 2)

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2010

Statement of Operations

For the Year Ended December 31, 2010

NVIT Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$4,152,940
Income from securities lending (Note 2)	482,351
Other income	62
Foreign tax withholding	(29)

Total Income	4,635,324

EXPENSES:
Investment advisory fees	613,408
Fund administration fees	135,524
Professional fees	37,414
Printing fees	19,280
Trustee fees	10,547
Custodian fees	11,761
Accounting and transfer agent fees	12,840
Compliance program costs (Note 3)	634
Other	14,488

Total expenses before earnings credit and expenses waived	855,896

Earnings credit (Note 4)	(236)
Expenses voluntarily waived by adviser (Note 3)	(27,396)

Net Expenses	828,264

NET INVESTMENT INCOME	3,807,060

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(3,144,120)
Net realized gains from futures transactions (Note 2)	2,966,952

Net realized losses from investment and futures transactions	(177,168)

Net change in unrealized appreciation/(depreciation) from investments	72,153,476
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	(222,965)

Net change in unrealized appreciation/(depreciation) from investments and futures	71,930,511

Net realized/unrealized gains from investments and futures transactions	71,753,343

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$75,560,403

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	31

Statements of Changes in Net Assets

	NVIT Small Cap Index Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$3,807,060	$3,187,026
Net realized losses from investment and futures transactions	(177,168)	(33,829,233)
Net change in unrealized appreciation from investments and futures	71,930,511	98,345,393

Change in net assets resulting from operations	75,560,403	67,703,186

Distributions to Shareholders From:
Net investment income:
Class Y	(4,017,979)	(2,603,070)

Change in net assets from shareholder distributions	(4,017,979)	(2,603,070)

Change in net assets from capital transactions	(5,892,221)	16,669,100

Change in net assets	65,650,203	81,769,216

Net Assets:
Beginning of year	289,888,931	208,119,715

End of year	$355,539,134	$289,888,931

Accumulated undistributed net investment income at end of year	$360,975	$602,392

CAPITAL TRANSACTIONS:
Class Y Shares
Proceeds from shares issued	$28,033,751	$65,035,958
Dividends reinvested	4,017,979	2,603,070
Cost of shares redeemed	(37,943,951)	(50,969,928)

Total Class Y	(5,892, 221)	16,669,100

Change in net assets from capital transactions	$(5,892,221)	$16,669,100

SHARE TRANSACTIONS:
Class Y Shares
Issued	3,434,156	11,196,662
Reinvested	477,690	398,182
Redeemed	(4,671,419)	(7,831,915)

Total Class Y Shares	(759,573)	3,762,929

Total change in shares	(759,573)	3,762,929

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover
Class Y Shares(f)
Year Ended December 31, 2010(d)	$7.54	0.10	1.90	2.00	(0.11)	–	–	(0.11)	$9.43	26.65%	$355,539,134	0.27%	1.24%	0.28%	19.24%
Year Ended December 31, 2009(d)	$6.00	0.08	1.53	1.61	(0.07)	–	–	(0.07)	$7.54	26.95%	$289,888,931	0.30%	1.28%	0.30%	30.26%
Year Ended December 31, 2008	$9.30	0.10	(3.22)	(3.12)	(0.09)	(0.09)	–	(0.18)	$6.00	(34.01)%	$208,119,715	0.30%	1.19%	0.31%	29.74%
Period Ended December 31, 2007(e)	$10.00	0.11	(0.70)	(0.59)	(0.11)	–	–	(0.11)	$9.30	(5.97)%	$343,269,405	0.27%	1.55%	0.28%	21.78%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from April 13, 2007 (commencement of operations) through December 31, 2007.
(f)	Effective May 1, 2008, Class ID shares were renamed Class Y shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	33

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Small Cap Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by unaffiliated insurance companies and other series of the Trust that operate as funds-of-funds, such as the NVIT Investor Destinations Funds.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

34	Annual Report 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value, and are generally categorized in Level 2 of the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$6,501,929	$—	$—	$6,501,929
Air Freight & Logistics	1,380,428	—	—	1,380,428
Airlines	2,597,670	—	—	2,597,670
Auto Components	3,330,012	—	—	3,330,012
Automobiles	147,835	—	—	147,835
Beverages	533,609	—	—	533,609
Biotechnology	11,677,324	—	—	11,677,324
Building Products	2,278,075	—	—	2,278,075
Capital Markets	7,858,815	—	—	7,858,815
Chemicals	8,684,704	—	—	8,684,704
Commercial Banks	20,097,737	—	—	20,097,737
Commercial Services & Supplies	8,640,056	—	—	8,640,056
Communications Equipment	10,442,976	—	—	10,442,976
Computers & Peripherals	2,586,798	—	—	2,586,798
Construction & Engineering	2,807,804	—	—	2,807,804
Construction Materials	396,705	—	—	396,705
Consumer Finance	1,998,150	—	—	1,998,150
Containers & Packaging	1,680,151	—	—	1,680,151
Distributors	551,975	—	—	551,975
Diversified Consumer Services	4,012,400	—	—	4,012,400
Diversified Financial Services	1,620,164	—	—	1,620,164
Diversified Telecommunication Services	2,359,483	—	—	2,359,483

2010 Annual Report	35

Notes to Financial Statements (Continued)

December 31, 2010

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Electric Utilities	$4,385,874	$—	$—	$4,385,874
Electrical Equipment	7,183,895	—	—	7,183,895
Electronic Equipment, Instruments & Components	8,509,744	—	—	8,509,744
Energy Equipment & Services	7,395,489	—	—	7,395,489
Food & Staples Retailing	3,060,456	—	—	3,060,456
Food Products	4,168,972	—	—	4,168,972
Gas Utilities	3,884,426	—	—	3,884,426
Health Care Equipment & Supplies	11,157,357	—	—	11,157,357
Health Care Providers & Services	10,626,760	—	—	10,626,760
Health Care Technology	1,667,542	—	—	1,667,543
Hotels, Restaurants & Leisure	8,534,690	—	—	8,534,690
Household Durables	2,582,589	—	—	2,582,589
Household Products	572,014	—	—	572,014
Independent Power Producers & Energy Traders	180,616	—	—	180,616
Industrial Conglomerates	665,384	—	—	665,384
Information Technology Services	7,015,586	—	—	7,015,586
Insurance	9,181,896	—	—	9,181,896
Internet & Catalog Retail	1,376,210	—	25,040	1,401,250
Internet Software & Services	7,358,645	—	—	7,358,645
Leisure Equipment & Products	2,374,957	—	—	2,374,957
Life Sciences Tools & Services	2,436,115	—	—	2,436,115
Machinery	11,360,968	—	—	11,360,968
Marine	464,676	—	—	464,676
Media	4,556,297	—	—	4,556,297
Metals & Mining	7,004,870	—	—	7,004,870
Multiline Retail	1,482,883	—	—	1,482,883
Multi—Utilities	1,241,380	—	—	1,241,380
Oil, Gas & Consumable Fuels	14,925,064	—	—	14,925,064
Paper & Forest Products	1,928,938	—	—	1,928,938
Personal Products	1,218,479	—	—	1,218,479
Pharmaceuticals	5,648,033	—	—	5,648,033
Professional Services	4,298,646	—	—	4,298,646
Real Estate Investment Trusts (REITs)	25,144,624	—	—	25,144,624
Real Estate Management & Development	831,135	—	—	831,135
Road & Rail	3,643,148	—	—	3,643,148
Semiconductors & Semiconductor Equipment	13,578,595	—	—	13,578,595
Software	14,862,927	—	—	14,862,927
Specialty Retail	11,467,483	—	—	11,467,483
Textiles, Apparel & Luxury Goods	7,144,134	—	—	7,144,134
Thrifts & Mortgage Finance	4,895,138	—	—	4,895,138
Tobacco	683,582	—	—	683,582
Trading Companies & Distributors	3,184,579	—	—	3,184,579
Water Utilities	885,114	—	—	885,114
Wireless Telecommunication Services	1,145,127	—	—	1,145,127
Total Common Stocks	348,099,837	—	25,040	348,124,877
Futures Contract	144,182			144,182
Mutual Fund	7,503,948	—	—	7,503,948
Repurchase Agreement	—	39,169,647	—	39,169,647
Warrant	—	—	—	—
Total	$355,747,967	$39,169,647	$25,040	$394,942,654

36	Annual Report 2010

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Warrant	Total
Balance as of 12/31/09	$—	$—	$—
Accrued Accretion/(Amortization)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—	—
Net Purchases/(Sales)	—	—	—
Transfers Into Level 3	25,040	—	25,040
Transfers Out of Level 3	—	—	—
Balance as of 12/31/10	$25,040	$—	$25,040

The net change in unrealized appreciation (depreciation) from investments still held at Level 3 at December 31, 2010 is $19,954.

Amounts designated as “ — ”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

Changes in valuation inputs may result in transfers in or out of an investment’s assigned level within the hierarchy. The Fund recognizes transfers between assigned levels during the fiscal period in which a change in valuation inputs occurs. The Level 2 investment presented above includes warrants, valued at $0 as of December 31, 2009, that was transferred from Level 3 to Level 2 during the period ended December 31, 2010. This transfer occurred because the issuer’s common stock share value began to be used as a significant observable input to value these warrants. As of December 31, 2010, the investment is valued at $0.

The Level 3 investment presented above includes a common stock investment, valued at $25,008 as of December 31, 2009, that was transferred from Level 1 to Level 3 during the period ended December 31, 2010. This transfer occurred because the investment was no longer valued on a daily basis by the Fund’s pricing vendor and is currently being fair valued daily by the Fund under procedures approved by the Board of Trustees. As of December 31, 2010, the investment is valued at $25,040.

(b)	Futures Contracts

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

2010 Annual Report	37

Notes to Financial Statements (Continued)

December 31, 2010

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

Assets:	Statement of Assets & Liabilities Location	Fair Value
Futures — Equity contracts*	Net Assets — Unrealized appreciation from futures contracts	$144,182
Total		$144,182

*Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of   Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Futures — Equity contracts	$2,966,952
Total	$2,966,952

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year ended December 31, 2010

Unrealized Appreciation/(Depreciation)	Total
Futures — Equity contracts	$(222,965)
Total	$(222,965)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(c)	Repurchase Agreements

The Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. The Fund may transfer uninvested cash balances into a pooled cash account whose assets are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

38	Annual Report 2010

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$37,599,442	$39,169,647

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to reclasses of passive foreign investment company gains and losses, return of capital distributions from real estate investment trusts, and adjustments to prior-period accumulated balances. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(g)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

2010 Annual Report	39

Notes to Financial Statements (Continued)

December 31, 2010

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (“the Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $3 billion	0.19%
$3 billion and more	0.18%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $52,419 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.30% for all share classes until at least April 30, 2011. Pursuant to the Expense Limitation Agreement, the expense ratio for Class Y shares of the Fund will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of

40	Annual Report 2010

the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2008 Amount	Fiscal Year 2009 Amount	Fiscal Year 2010 Amount	Total
$21,347	$—	$—	$21,347

Amounts designated as “ — ” are zero or have been rounded to zero.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

During the period, NFA renegotiated the subadvisory agreement applicable to the Fund, and NFA agreed through May 1, 2011 to reimburse to the Fund 50% of the difference between the amount NFA would have paid in subadvisory fees under the old and new subadvisory agreements. NFA reimbursed $27,396 to the Fund during the period pursuant to this agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%

*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations

2010 Annual Report	41

Notes to Financial Statements (Continued)

December 31, 2010

Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to the cost of pricing services that NFM utilizes.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $634.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $56,965,783 and sales of $57,768,048 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

42	Annual Report 2010

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments.

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,017,979	$—	$4,017,979	$—	$4,017,979

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,603,070	$—	$2,603,070	$—	$2,603,070

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$397,743	$—	$397,743	$—	$(32,074,489)	$25,457,219	$(6,219,527)

2010 Annual Report	43

Notes to Financial Statements (Continued)

December 31, 2010

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$369,341,253	$77,484,859	$(52,027,640)	$25,457,219

As of December 31, 2010 for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$ 412,693	2016
$31,661,796	2017

44	Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Small Cap Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Small Cap Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	45

Supplemental Information

(Unaudited)

NVIT Small Cap Index Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 77.16%.

46	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	47

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

48	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	49

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

50	Annual Report 2010

Oppenheimer NVIT Large Cap Growth Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-LCG (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Growth funds may underperform other funds that use different investing styles.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

2	Annual Report 2010

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. NISC is not an affiliate of Oppenheimer Funds, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Oppenheimer Funds, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

Oppenheimer NVIT Large Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the Oppenheimer NVIT Large Cap Growth Fund (Class II at NAV) returned 8.52% versus 16.71% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 234 funds as of December 31, 2010) was 15.65% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund outperformed the benchmark index in relation to the telecommunications services and utilities sectors during the reporting period. The Fund outperformed in the telecommunications services sector due to the Fund’s overweight position in NII Holdings, Inc., which performed well during the reporting period. Not holding securities in the utilities sector, which produced a negative total return for the benchmark index, also produced positive results for the Fund. Other individual contributors to Fund performance during the reporting period included the Fund’s overweight positions in information technology stocks Microsoft Corp. and Broadcom Corp., industrials stocks Joy Global Inc. and Parker Hannifin Corp., and health-care holding Novo Nordisk A/S.

What areas of investment detracted from Fund performance?

During the reporting period, the Fund underperformed the benchmark index primarily within the materials, financials and consumer discretionary sectors as a result of weaker relative stock selection. Within materials, the Fund’s overweight position in Monsanto Co. detracted from results, as did an underweight position in the metals and mining subsector, which performed well for the benchmark index during the reporting period. We exited the Fund’s position in Monsanto by the end of the reporting period. In financials, the Fund’s overweight position in the diversified financials subsector was the greatest detractor from Fund performance. Within that subsector, Fund holdings

Credit Suisse Group AG, The Goldman Sachs Group, Inc. and The Charles Schwab Corp. underperformed. We exited our position in all three holdings by the end of the reporting period. In the consumer discretionary sector, the Fund’s underweight positions in the automobiles and components subsector and the consumer services subsector, both of which performed well for the benchmark index, detracted from Fund performance.

What is your outlook for the near term?

As of the end of the reporting period, the Fund’s largest overweight positions were in the health-care and financials sectors, and its greatest underweight positions were in the consumer discretionary, energy, industrials and materials sectors. While an uncertain economic environment may continue to create volatile short-term returns in the market, the Fund will continue to seek quality growth companies supported by long-term growth themes. As such, we remain optimistic regarding the Fund’s investment strategy over the long term.

Subadviser:

Oppenheimer Funds, Inc.

Portfolio Manager:

Julie Van Cleave, CFA

2010 Annual Report	5

Fund Performance	Oppenheimer NVIT Large Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class I	8.80%	28.59%
Class II	8.52%	28.28%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2009.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	4.01%	0.65%
Class II	4.26%	0.90%
*	Current effective prospectus dated October 15, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Oppenheimer NVIT Large Cap Growth Fund versus performance of the Russell 1000 Growth Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and includes those Russell 1000 companies that have been identified as having higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	Oppenheimer NVIT Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

Oppenheimer NVIT Large Cap Growth Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class I Shares	Actual		1,000.00	1,230.30	3.60	0.64
	Hypothetical	[b]	1,000.00	1,021.98	3.26	0.64
Class II Shares	Actual		1,000.00	1,228.10	4.94	0.88
	Hypothetical	[b]	1,000.00	1,020.77	4.48	0.88

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary December 31, 2010	Oppenheimer NVIT Large Cap Growth Fund

Asset Allocation
Common Stocks	99.6%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries †
Communications Equipment	7.8%
Oil, Gas & Consumable Fuels	6.4%
Machinery	6.2%
Internet Software & Services	5.9%
Pharmaceuticals	5.5%
Computers & Peripherals	5.1%
Food Products	4.8%
Software	4.8%
Textiles, Apparel & Luxury Goods	3.9%
Information Technology Services	3.4%
Other Industries	46.2%

100.0%

Top Holdings †
Apple, Inc.	5.1%
QUALCOMM, Inc.	3.8%
Google, Inc., Class A	3.6%
Oracle Corp.	2.6%
Occidental Petroleum Corp.	2.3%
Cisco Systems, Inc.	2.0%
Juniper Networks, Inc.	2.0%
ConocoPhillips	1.8%
Schlumberger Ltd.	1.8%
Emerson Electric Co.	1.7%
Other Holdings	73.3%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

Oppenheimer NVIT Large Cap Growth Fund

Common Stocks 99.6%

	Shares	Market Value

Aerospace & Defense 2.8%
Goodrich Corp.	303,495	$26,728,805
United Technologies Corp.	256,810	20,216,083

		46,944,888

Air Freight & Logistics 1.3%
United Parcel Service, Inc., Class B	293,090	21,272,472

Beverages 1.5%
Brown-Forman Corp., Class B	49,120	3,419,734
PepsiCo, Inc.	337,620	22,056,715

		25,476,449

Biotechnology 1.3%
Celgene Corp. *	358,970	21,229,486

Chemicals 2.5%
Ecolab, Inc.	336,320	16,957,254
Praxair, Inc.	264,080	25,211,718

		42,168,972

Commercial Banks 2.4%
U.S. Bancorp	770,080	20,769,058
Wells Fargo & Co.	634,900	19,675,551

		40,444,609

Communications Equipment 7.7%
Cisco Systems, Inc. *	1,666,300	33,709,249
Juniper Networks, Inc. *	907,650	33,510,438
QUALCOMM, Inc.	1,283,815	63,536,004

		130,755,691

Computers & Peripherals 5.1%
Apple, Inc. *	265,545	85,654,195

Diversified Financial Services 3.3%
BM&F Bovespa SA	1,812,340	14,334,954
CME Group, Inc.	41,530	13,362,278
IntercontinentalExchange, Inc. *	102,015	12,155,087
JPMorgan Chase & Co.	375,570	15,931,680

		55,783,999

Electrical Equipment 2.9%
ABB Ltd. REG *	861,922	19,244,914
Emerson Electric Co.	508,630	29,078,377

		48,323,291

Electronic Equipment, Instruments & Components 1.3%
Corning, Inc.	1,098,750	21,227,850

Energy Equipment & Services 3.1%
Halliburton Co.	564,905	23,065,071
Schlumberger Ltd.	357,605	29,860,018

		52,925,089

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	334,200	$24,132,582

Food Products 4.8%
Danone SA	330,710	20,793,961
General Mills, Inc.	516,243	18,373,088
Nestle SA REG	426,057	24,959,983
Unilever NV CVA	517,238	16,136,476

		80,263,508

Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	380,445	19,258,126
Stryker Corp.	306,945	16,482,946

		35,741,072

Health Care Providers & Services 2.3%
Express Scripts, Inc. *	337,755	18,255,658
Medco Health Solutions, Inc. *	326,345	19,995,158

		38,250,816

Hotels, Restaurants & Leisure 1.6%
McDonald’s Corp.	348,275	26,733,589

Household Products 1.3%
Colgate-Palmolive Co.	278,130	22,353,308

Information Technology Services 3.4%
Cognizant Technology Solutions Corp., Class A *	301,310	22,083,010
International Business Machines Corp.	123,800	18,168,888
Visa, Inc., Class A	252,535	17,773,413

		58,025,311

Internet & Catalog Retail 1.4%
Amazon.com, Inc. *	136,260	24,526,800

Internet Software & Services 5.9%
Akamai Technologies, Inc. *	403,870	19,002,083
eBay, Inc. *	722,790	20,115,246
Google, Inc., Class A *	102,295	60,760,161

		99,877,490

Life Sciences Tools & Services 2.3%
Mettler-Toledo International, Inc. *	79,480	12,018,171
Thermo Fisher Scientific, Inc. *	487,055	26,963,365

		38,981,536

Machinery 6.2%
Caterpillar, Inc.	298,730	27,979,052
Danaher Corp.	462,050	21,794,898
Joy Global, Inc.	296,800	25,747,400
Parker-Hannifin Corp.	328,740	28,370,262

		103,891,612

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

Oppenheimer NVIT Large Cap Growth Fund

Common Stocks (continued)

	Shares	Market Value

Media 2.0%
McGraw-Hill Cos., Inc. (The)	348,515	$12,689,431
Walt Disney Co. (The)	571,745	21,446,155

		34,135,586

Metals & Mining 1.7%
Barrick Gold Corp.	341,270	18,148,739
Freeport-McMoRan Copper & Gold, Inc.	90,050	10,814,104

		28,962,843

Multiline Retail 0.3%
Target Corp.	80,310	4,829,040

Oil, Gas & Consumable Fuels 6.4%
Chevron Corp.	245,350	22,388,188
ConocoPhillips	446,710	30,420,951
EOG Resources, Inc.	182,250	16,659,472
Occidental Petroleum Corp.	396,745	38,920,685

		108,389,296

Pharmaceuticals 5.4%
Allergan, Inc.	404,845	27,800,706
Bristol-Myers Squibb Co.	761,880	20,174,583
Novo Nordisk AS, Class B	240,118	27,052,781
Roche Holding AG	115,498	16,931,180

		91,959,250

Road & Rail 1.3%
Union Pacific Corp.	239,590	22,200,409

Semiconductors & Semiconductor Equipment 1.6%
Broadcom Corp., Class A	638,980	27,827,579

Software 4.8%
Intuit, Inc. *	328,760	16,207,868
Oracle Corp.	1,423,285	44,548,821
VMware, Inc., Class A *	218,750	19,449,062

		80,205,751

Specialty Retail 3.1%
Bed Bath & Beyond, Inc. *	368,785	18,125,783
O’Reilly Automotive, Inc. *	273,110	16,501,306
TJX Cos., Inc.	383,100	17,005,809

		51,632,898

Textiles, Apparel & Luxury Goods 3.9%
Coach, Inc.	405,000	22,400,550
NIKE, Inc., Class B	288,055	24,605,658
Polo Ralph Lauren Corp.	167,835	18,616,258

		65,622,466

Common Stocks (continued)

	Shares	Market Value

Wireless Telecommunication Services 1.2%
NII Holdings, Inc. *	448,340	$20,022,865

Total Investments (cost $1,676,533,209) (a) — 99.6%		1,680,772,598
Other assets in excess of liabilities — 0.4%		6,158,033

NET ASSETS — 100.0%		$1,686,930,631

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

AS	Stock Corporation

CVA	Dutch Certificate

Ltd.	Limited

NV	Public Traded Company

REG	Registered Shares

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

Oppenheimer NVIT Large Cap Growth Fund
Assets:
Investments, at value (cost $1,676,533,209)	$1,680,772,598
Dividends receivable	211,225
Receivable for investments sold	17,800,815
Receivable for capital shares issued	78,121
Reclaims receivable	3,301
Prepaid expenses	32

Total Assets	1,698,866,092

Liabilities:
Payable for investments purchased	7,359,863
Payable for capital shares redeemed	1,349,837
Cash overdraft (Note 2)	2,580,554
Accrued expenses and other payables:
Investment advisory fees	413,817
Fund administration fees	25,903
Distribution fees	46,113
Administrative servicing fees	137,328
Accounting and transfer agent fees	2,129
Trustee fees	192
Custodian fees	98
Compliance program costs (Note 3)	23
Professional fees	10,897
Printing fees	8,232
Other	475

Total Liabilities	11,935,461

Net Assets	$1,686,930,631

Represented by:
Capital	$1,679,565,314
Accumulated net investment loss	(720,184)
Accumulated net realized gains from investment, futures, forward and foreign currency transactions	3,846,749
Net unrealized appreciation/(depreciation) from investments	4,239,389
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(637)

Net Assets	$1,686,930,631

Net Assets:
Class I Shares	$1,322,344,042
Class II Shares	364,586,589

Total	$1,686,930,631

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	87,087,105
Class II Shares	24,077,689

Total	111,164,794

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.18
Class II Shares	$15.14

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

Oppenheimer NVIT Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$422,966
Foreign tax withholding	(1,965)

Total Income	421,001

EXPENSES:
Investment advisory fees	475,167
Fund administration fees	75,704
Distribution fees Class II Shares	54,613
Administrative servicing fees Class I Shares	109,783
Administrative servicing fees Class II Shares	32,768
Professional fees	20,226
Printing fees	17,493
Trustee fees	502
Custodian fees	1,126
Accounting and transfer agent fees	100
Compliance program costs (Note 3)	37
Other	3,838

Total expenses before earnings credit and expenses reimbursed	791,357

Earnings credit (Note 4)	(366)
Expenses reimbursed by adviser (Note 3)	(95,602)

Net Expenses	695,389

NET INVESTMENT LOSS	(274,388)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,677,058
Net realized gains from futures transactions (Note 2)	2,968,190
Net realized losses from forward and foreign currency transactions (Note 2)	(721,441)

Net realized gains from investment, futures, forward and foreign currency transactions	3,923,807

Net change in unrealized appreciation/(depreciation) from investments	2,876,199
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(637)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	2,875,562

Net realized/unrealized gains from investments, futures, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	6,799,369

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,524,981

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	Oppenheimer NVIT Large Cap Growth Fund
	Year Ended December 31, 2010	Period Ended December 31, 2009 (a)
Operations:
Net investment income (loss)	$(274,388)	$9,765
Net realized gains from investment, futures, forward and foreign currency transactions	3,923,807	224,479
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	2,875,562	1,363,190

Change in net assets resulting from operations	6,524,981	1,597,434

Distributions to Shareholders From:
Net investment income:
Class I	(67,064)	(11,579)
Class II	(20,884)	(82)
Net realized gains:
Class I	(398,073)	(115,249)
Class II	(117,556)	(26,626)

Change in net assets from shareholder distributions	(603,577)	(153,536)

Change in net assets from capital transactions	1,672,313,464	7,251,865

Change in net assets	1,678,234,868	8,695,763

Net Assets:
Beginning of year	8,695,763	—

End of year	$1,686,930,631	$8,695,763

Accumulated undistributed net investment income (loss) at end of year	$(720,184)	$255

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,356,273	$5,713,467
Proceed from shares issued in-kind (Note 8)	1,344,122,911	—
Dividends reinvested	465,137	126,828
Cost of shares redeemed	(36,856,107)	(169,941)

Total Class I	1,311,088,214	5,670,354

Class II Shares
Proceeds from shares issued	6,387,563	1,577,115
Proceed from shares issued in-kind (Note 8)	362,440,795	—
Dividends reinvested	138,440	26,708
Cost of shares redeemed	(7,741,548)	(22,312)

Total Class II	361,225,250	1,581,511

Change in net assets from capital transactions	$1,672,313,464	$7,251,865

Amounts designated as “—“ are zero or have been rounded to zero.

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

2010 Annual Report	13

Statements of Changes in Net Assets (Continued)

	Oppenheimer NVIT Large Cap Growth Fund
	Year Ended December 31, 2010	Period Ended December 31, 2009 (a)
SHARE TRANSACTIONS:
Class I Shares
Issued	233,000	500,876
Issued in-kind (Note 8)	88,779,585	—
Reinvested	31,161	9,168
Redeemed	(2,453,916)	(12,769)

Total Class I Shares	86,589,830	497,275

Class II Shares
Issued	461,840	120,374
Issued in-kind (Note 8)	24,002,702	—
Reinvested	9,346	1,917
Redeemed	(516,737)	(1,753)

Total Class II Shares	23,957,151	120,538

Total change in shares	110,546,981	617,813

Amounts designated as “—” are zero or have been rounded to zero

(a)	For the period March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Oppenheimer NVIT Large Cap Growth Fund

	Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio turnover (d)
Class I Shares
Year Ended December 31, 2010 (e)	$14.08	(0.04)	1.25	1.21	(0.01)	(0.10)	(0.11)	$15.18	8.80%	$1,322,344,042	0.64%	(0.24%	)	0.72%	55.10%
Period Ended December 31, 2009 (e)(f)	$10.00	0.03	4.32	4.35	(0.03)	(0.24)	(0.27)	$14.08	43.53%	$7,000,118	0.65%	0.29%		1.44%	29.72%

Class II Shares
Year Ended December 31, 2010 (e)	$14.07	(0.06)	1.23	1.17	–	(0.10)	(0.10)	$15.14	8.52%	$364,586,589	0.88%	(0.41%	)	1.03%	55.10%
Period Ended December 31, 2009 (e)(f)	$10.00	–	4.33	4.33	(0.02)	(0.24)	(0.26)	$14.07	43.29%	$1,695,645	0.89%	0.02%		1.94%	29.72%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Annual Report 2010	15

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Oppenheimer NVIT Large Cap Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

16	Annual Report 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$46,944,888	$—	$—	$46,944,888
Air Freight & Logistics	21,272,472	—	—	21,272,472
Beverages	25,476,449	—	—	25,476,449
Biotechnology	21,229,486	—	—	21,229,486
Chemicals	42,168,972	—	—	42,168,972
Commercial Banks	40,444,609	—	—	40,444,609
Communications Equipment	130,755,691	—	—	130,755,691
Computers & Peripherals	85,654,195	—	—	85,654,195
Diversified Financial Services	55,783,999	—	—	55,783,999
Electrical Equipment	29,078,377	19,244,914	—	48,323,291
Electronic Equipment, Instruments & Components	21,227,850	—	—	21,227,850
Energy Equipment & Services	52,925,089	—	—	52,925,089
Food & Staples Retailing	24,132,582	—	—	24,132,582
Food Products	18,373,088	61,890,420	—	80,263,508
Health Care Equipment & Supplies	35,741,072	—	—	35,741,072
Health Care Providers & Services	38,250,816	—	—	38,250,816
Hotels, Restaurants & Leisure	26,733,589	—	—	26,733,589
Household Products	22,353,308	—	—	22,353,308
Information Technology Services	58,025,311	—	—	58,025,311
Internet & Catalog Retail	24,526,800	—	—	24,526,800
Internet Software & Services	99,877,490	—	—	99,877,490
Life Sciences Tools & Services	38,981,536	—	—	38,981,536
Machinery	103,891,612	—	—	103,891,612
Media	34,135,586	—	—	34,135,586
Metals & Mining	28,962,843	—	—	28,962,843
Multiline Retail	4,829,040	—	—	4,829,040
Oil, Gas & Consumable Fuels	108,389,296	—	—	108,389,296

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (Continued)
Pharmaceuticals	$47,975,289	$43,983,961	$—	$91,959,250
Road & Rail	22,200,409	—	—	22,200,409
Semiconductors & Semiconductor Equipment	27,827,579	—	—	27,827,579
Software	80,205,751	—	—	80,205,751
Specialty Retail	51,632,898	—	—	51,632,898
Textiles, Apparel & Luxury Goods	65,622,466	—	—	65,622,466
Wireless Telecommunication Services	20,022,865	—	—	20,022,865
Total	$1,555,653,303	$125,119,295	$—	$1,680,772,598

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Cash Overdraft

As of December 31, 2010, the Fund had an overdrawn balance of $2,580,554 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 4.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contracts. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally catergorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

18	Annual Report 2010

At December 31, 2010, the Fund had no forward foreign currency contracts outstanding.

(e)	Futures Contracts

The Fund entered into financial futures contracts (“futures contracts”) to gain expose to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to a Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contracts against defaults.

The Fund’s futures contracts are disclosed in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

As of December 31, 2010 the Fund had no open futures contracts.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)

Total
Futures - Equity Contracts	$2,968,190
Forward foreign currency contracts	(511)
Total	$2,967,679

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to operating losses, litigation income from deceased funds, distribution redesignations and foreign currency gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2009 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

20	Annual Report 2010

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) , the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Oppenheimer Funds, Inc. (“the “Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.50%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $237,583 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.50% for all share classes until at least April 30, 2011. The Expense Limitation Agreement was amended on November 22, 2010 to change the expense limitation applicable to Class I and Class II shares to the levels in the table below without any exclusions for Rule 12b-1 fees, administrative services fees, and to extend the duration of the Expense Limitation Agreement though December 12, 2012.

Class	Expense Limitation
Class I	0.65%
Class II	0.90%

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the cumulative potential reimbursements, listed by the period or year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended 2009 Amount (a)	Fiscal Year 2010 Amount	Total
$30,715	$95,602	$126,317
(a)	For the period March 25, 2009 (commencement of operations) through December 31, 2009.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of the a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2010, NFS received $142,551 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule

22	Annual Report 2010

38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $37.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $1,431,676,039 and sales of $76,779,657 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.    Other

During the year-ended December 31, 2010, the Fund issued 112,782,287 shares of beneficial interest in exchange for securities tendered to the Fund. The securities with a market value of $1,706,563,706 were tendered as an in-kind consideration for the purchase of shares of the Fund on December 13, 2010.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$169,879	$433,698	$603,577	$—	$603,577

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$153,536	$—	$153,536	$—	$153,536

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,924,335	$2,564,706	$5,489,041	$—	$(722,228)	$2,874,143	$7,640,956

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,677,899,862	$20,718,799	$(17,846,063)	$2,872,736

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011 post-October capital losses in the amount of $722,228.

24	Annual Report 2010

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Oppenheimer NVIT Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer NVIT Large Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

2010 Annual Report	25

Supplemental Information

December 31, 2010 (Unaudited)

Oppenheimer NVIT Large Cap Growth Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 16.20%.

The Fund designates $433,698, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

26	Annual Report 2010

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86

Director of

Dentsply

International, Inc.

(dental products),

Ultralife Batteries,

Inc., Albany
International
Corp. (paper
industry), Terex
Corporation
(construction
equipment), and
Minerals
Technology Inc.
(specialty
chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Annual Report	27

Management Information (Continued)

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust (Continued)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

28	Annual Report 2010

Trustees and Officers of the Trust (Continued)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

2010 Annual Report	29

Management Information (Continued)

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust (Continued)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30	Annual Report 2010

Templeton NVIT International Value Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-IV (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Value funds may underperform other funds that use different investing styles.

Funds that concentrate on specific countries, sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

The Fund is subject to risks associated with investing in derivatives and in stocks of small and mid-sized companies.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the

2	Annual Report 2010

intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

2010 Annual Report	3

Important Disclosures (Continued)

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Templeton Investment Counsel, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Templeton Investment Counsel, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4	Annual Report 2010

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

2010 Annual Report	5

Templeton NVIT International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the Templeton NVIT International Value Fund (Class III at NAV) returned 6.35% versus 11.15% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World excluding U.S. IndexSM. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Value Funds (consisting of 54 funds as of December 31, 2010) was 5.38% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

From a geographic perspective, the Fund’s Asian position was a strong contributor to relative performance, particularly holdings in firms in China, Hong Kong and India.

At the sector level, the Fund’s overweight in the information technology sector contributed to absolute and relative Fund performance, led by semiconductor manufacturers such as Infineon Technologies AG (Germany) and Taiwan Semiconductor Manufacturing Corp. (Taiwan), which benefited from their high sensitivity to global gross domestic product (GDP) growth. The Fund’s overweight positions in industrials stocks also added to relative Fund returns as companies throughout the global supply chain, including capital goods manufacturers such as Siemens AG (Germany), Rolls-Royce Group plc (United Kingdom) and Atlas Copco AB (Sweden), transportation companies such as British Airways Plc (United Kingdom) and infrastructure equipment developers such as Shanghai Electric Group Co., Ltd. (China) all benefited from the global economic recovery.

What areas of investment detracted from Fund performance?

Key detractors from Fund performance included the Fund’s overweight in European stocks, where sovereign debt concerns and austerity programs hindered the economic recovery. Notably, the Fund’s overweight in French, Italian and Danish holdings detracted from Fund performance. The Fund’s underweight exposure to North American firms, particularly those in Canada, also hurt relative Fund performance.

The Fund’s underweight and holdings in the economically sensitive materials sector proved to be a major detractor from Fund performance as supply constraints, demand recovery and inflation concerns supported commodity prices throughout the reporting period. The Fund’s holdings in energy stocks also detracted from Fund performance, mostly due to exposure to PETRÓLEO BRASILEIRO S.A. (Brazil), Eni S.p.A. (Italy) and BP p.l.c., the British energy producer at the center of the Gulf of Mexico oil spill. After a thorough re-evaluation of the Fund’s position in BP during the reporting period, we remained holders of the troubled stock and recouped substantial losses by the end of 2010. The Fund’s overweight and holdings in the health-care sector hindered Fund performance. French pharmaceuticals manufacturer Sanofi-Aventis lagged despite delivering strong earnings as investors focused on impending patent expirations and the company’s hostile bid for biotechnology firm Genzyme Corp.

During the reporting period, the U.S. dollar appreciated against many of the foreign currencies in which the Fund’s holdings were dominated. This hurt the Fund’s performance, because investments in securities with those currency exposures lost value as the dollar rose.

What is your outlook for the near term?

It is the policy of Templeton Investment Counsel, LLC not to include “Outlook” or “Forward Looking” sections in annual report commentaries.

Subadviser:

Templeton Investment Counsel, LLC

Portfolio Managers:

Antonio T. Docal, CFA; Gary P. Motyl, CFA; and Peter Nori, CFA

6	Annual Report 2010

Fund Performance	Templeton NVIT International Value Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	Inception[2]
Class III	6.35%	25.76%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2009.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class III	1.05%	1.02%
*	Current effective prospectus dated October 15, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2011. Please see the Fund’s most recent prospectus for details.
Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Templeton NVIT International Value Fund versus performance of the Morgan Stanley Capital International All Country World ex U.S. Index (MSCI AC World ex U.S. Index)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The MSCI AC World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report	7

Shareholder Expense Example	Templeton NVIT International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

Templeton NVIT International Value Fund			Beginning Account Value($) 07/01/10	Ending Account Value($) 12/31/10	Expenses Paid During Period ($) 07/01/10 - 12/31/10[a]	Expense Ratio During Period (%) 07/01/10 - 12/31/10[a]
Class III Shares	Actual		1,000.00	1,219.60	5.54	0.99
	Hypothetical	[b]	1,000.00	1,020.21	5.04	0.99

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2010

Portfolio Summary December 31, 2010	Templeton NVIT International Value Fund

Asset Allocation
Common Stocks	97.5%
Mutual Fund	2.4%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries †
Oil, Gas & Consumable Fuels	13.5%
Commercial Banks	11.5%
Diversified Telecommunication Services	10.3%
Pharmaceuticals	6.9%
Semiconductors & Semiconductor Equipment	6.0%
Insurance	5.6%
Industrial Conglomerates	4.9%
Wireless Telecommunication Services	3.5%
Software	3.2%
Aerospace & Defense	2.8%
Other Industries	31.8%

100.0%

Top Holdings †
Invesco Liquid Assets Portfolio — Institutional Class	2.4%
Samsung Electronics Co., Ltd. GDR	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.1%
Siemens AG REG	2.1%
Talisman Energy, Inc.	2.0%
Telenor ASA	2.0%
Vodafone Group PLC	2.0%
DBS Group Holdings Ltd.	1.9%
SAP AG	1.9%
Koninklijke Philips Electronics NV	1.8%
Other Holdings	79.5%

100.0%

Top Countries †
United Kingdom	15.3%
Germany	12.6%
France	10.0%
Netherlands	8.6%
Switzerland	5.7%
Spain	5.5%
South Korea	4.6%
Hong Kong	4.3%
Norway	3.8%
Brazil	3.5%
Other Countries	26.1%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	9

Statement of Investments

December 31, 2010

Templeton NVIT International Value Fund

Common Stocks 97.5%

	Shares	Market Value

AUSTRIA 0.9%
Diversified Telecommunication Services 0.9%
Telekom Austria AG	147,270	$2,075,749

BRAZIL 3.5%
Aerospace & Defense 1.5%
Embraer SA ADR	114,710	3,372,474

Metals & Mining 0.4%
Vale SA — Preference Shares ADR	32,000	967,040

Oil, Gas & Consumable Fuels 1.6%
Petroleo Brasileiro SA — Preference Shares ADR	111,140	3,797,654

		8,137,168

CANADA 3.0%
Oil, Gas & Consumable Fuels 3.0%
Husky Energy, Inc.	88,100	2,352,464
Talisman Energy, Inc.	214,600	4,774,165

		7,126,629

CHINA 1.4%
Diversified Telecommunication Services 1.4%
China Telecom Corp., Ltd., H Shares	6,070,000	3,171,671

DENMARK 0.7%
Electrical Equipment 0.7%
Vestas Wind Systems AS*	54,170	1,715,580

FRANCE 10.0%
Auto Components 1.6%
Compagnie Generale des Etablissements Michelin, Class B	52,720	3,784,516

Diversified Telecommunication Services 1.7%
France Telecom SA	189,930	3,974,422

Electrical Equipment 0.5%
Alstom SA	24,690	1,183,413

Insurance 1.1%
AXA SA	155,544	2,589,081

Media 1.1%
Vivendi SA	98,840	2,670,803

Multi-Utilities 0.8%
GDF Suez	50,280	1,805,803

Oil, Gas & Consumable Fuels 1.6%
Total SA	71,330	3,799,191

Pharmaceuticals 1.6%
Sanofi-Aventis SA	57,430	3,681,859

		23,489,088

GERMANY 12.6%
Air Freight & Logistics 1.4%
Deutsche Post AG	197,480	3,350,266

Electric Utilities 1.5%
E.ON AG	113,910	3,478,657

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Health Care Providers & Services 1.3%
Celesio AG	121,250	$3,021,592

Industrial Conglomerates 2.1%
Siemens AG REG	40,320	4,994,593

Insurance 1.6%
Muenchener Rueckversicherungs AG REG	25,610	3,878,730

Pharmaceuticals 1.2%
Merck KGaA	34,380	2,752,454

Semiconductors & Semiconductor Equipment 1.6%
Infineon Technologies AG*	391,920	3,653,176

Software 1.9%
SAP AG	89,690	4,574,399

		29,703,867

HONG KONG 4.3%
Industrial Conglomerates 0.9%
Hutchison Whampoa Ltd.	207,000	2,129,471

Real Estate Management & Development 1.9%
Cheung Kong Holdings Ltd.	135,000	2,080,549
Swire Pacific Ltd., Class A	143,500	2,357,710

		4,438,259

Wireless Telecommunication Services 1.5%
China Mobile Ltd.	348,500	3,455,329

		10,023,059

INDIA 1.5%
Commercial Banks 1.5%
ICICI Bank Ltd. ADR	71,800	3,635,952

IRELAND 0.8%
Construction Materials 0.8%
CRH PLC	85,000	1,773,429

ITALY 2.9%
Commercial Banks 1.7%
Intesa Sanpaolo SpA	741,970	2,017,136
UniCredit SpA	974,737	2,020,779

		4,037,915

Oil, Gas & Consumable Fuels 1.2%
ENI SpA	125,841	2,758,091

		6,796,006

JAPAN 2.9%
Commercial Banks 1.1%
Mitsubishi UFJ Financial Group, Inc.	483,500	2,607,090

Software 1.2%
Nintendo Co., Ltd.	9,800	2,861,127

10	Annual Report 2010

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Trading Companies & Distributors 0.6%
ITOCHU Corp.	125,000	$1,259,468

		6,727,685

NETHERLANDS 8.6%
Chemicals 0.9%
Akzo Nobel NV	34,030	2,117,242

Diversified Financial Services 1.7%
ING Groep NV CVA*	416,496	4,063,202

Energy Equipment & Services 0.0%†
SBM Offshore NV	2,822	63,316

Food Products 1.8%
Unilever NV CVA	132,860	4,144,885
Unilever NV NYRS	60	1,884

		4,146,769

Industrial Conglomerates 1.8%
Koninklijke Philips Electronics NV	140,100	4,295,064

Oil, Gas & Consumable Fuels 1.4%
Royal Dutch Shell PLC, Class B ADR	48,330	3,222,161

Professional Services 1.0%
Randstad Holding NV*	44,450	2,349,125

		20,256,879

NORWAY 3.8%
Diversified Telecommunication Services 2.0%
Telenor ASA	289,870	4,723,531

Oil, Gas & Consumable Fuels 1.8%
Statoil ASA	177,620	4,230,561

		8,954,092

PORTUGAL 1.2%
Diversified Telecommunication Services 1.2%
Portugal Telecom SGPS SA REG	245,400	2,801,241

SINGAPORE 3.3%
Commercial Banks 1.9%
DBS Group Holdings Ltd.	411,000	4,587,401

Diversified Telecommunication Services 1.4%
Singapore Telecommunications Ltd.	1,362,000	3,236,578

		7,823,979

SOUTH KOREA 4.6%
Commercial Banks 1.4%
KB Financial Group, Inc. ADR	62,095	3,284,205

Household Durables 0.9%
LG Electronics, Inc.	20,456	2,122,125

Semiconductors & Semiconductor Equipment 2.3%
Samsung Electronics Co., Ltd. GDR(a)	13,000	5,491,855

		10,898,185

Common Stocks (continued)

	Shares	Market Value

SPAIN 5.5%
Commercial Banks 1.1%
Banco Santander SA	238,237	$2,538,595

Diversified Telecommunication Services 1.8%
Telefonica SA	180,363	4,117,668

Electric Utilities 1.1%
Iberdrola SA	345,251	2,676,925

Oil, Gas & Consumable Fuels 1.5%
Repsol YPF SA	129,670	3,631,205

		12,964,393

SWEDEN 1.5%
Communications Equipment 1.5%
Telefonaktiebolaget LM Ericsson, Class B	294,510	3,413,023

SWITZERLAND 5.7%
Insurance 1.8%
Swiss Reinsurance Co. Ltd. REG	77,420	4,153,338

Pharmaceuticals 2.4%
Novartis AG REG	53,660	3,158,728
Roche Holding AG	17,040	2,497,942

		5,656,670

Professional Services 1.5%
Adecco SA REG	55,940	3,668,510

		13,478,518

TAIWAN 2.7%
Computers & Peripherals 0.6%
Compal Electronics, Inc. GDR(a)	208,952	1,384,934

Semiconductors & Semiconductor Equipment 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,074,214	5,049,259

		6,434,193

UNITED KINGDOM 15.3%
Aerospace & Defense 1.4%
BAE Systems PLC	638,240	3,287,458
Rolls-Royce Group PLC, Class C*(b)	20,871,040	32,540

		3,319,998

Airlines 1.3%
British Airways PLC*	715,080	3,048,054

Commercial Banks 2.7%
HSBC Holdings PLC	340,800	3,480,070
Standard Chartered PLC	103,880	2,804,320

		6,284,390

Food & Staples Retailing 0.5%
Tesco PLC	173,360	1,149,561

Insurance 1.1%
Aviva PLC	423,130	2,600,933

2010 Annual Report	11

Statement of Investments (Continued)

December 31, 2010

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Media 1.4%
Pearson PLC	203,240	$3,202,902

Multiline Retail 0.9%
Marks & Spencer Group PLC	380,420	2,193,702

Oil, Gas & Consumable Fuels 1.4%
BP PLC	438,530	3,232,397

Pharmaceuticals 1.7%
GlaxoSmithKline PLC	210,930	4,090,553

Specialty Retail 0.9%
Kingfisher PLC	534,580	2,202,331

Wireless Telecommunication Services 2.0%
Vodafone Group PLC	1,789,820	4,698,557

		36,023,378

UNITED STATES 0.8%
Capital Markets 0.8%
UBS AG REG*	117,550	1,936,048

Total Common Stocks (cost $188,030,105)		229,359,812

Mutual Fund 2.4%
Money Market Fund 2.4%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (c)	5,534,352	5,534,352

Total Mutual Fund (cost $5,534,352)		5,534,352

Total Investments (cost $193,564,457) (d) — 99.9%		234,894,164

Other assets in excess of liabilities — 0.1%		346,933

NET ASSETS — 100.0%		$235,241,097

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2010 was $6,876,789 which represents 2.92% of net assets.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of December 31, 2010.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

REG	Registered Shares

SA	Stock Company

SGPS	Holding Enterprise

SPA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

Templeton NVIT International Value Fund
Assets:
Investments, at value (cost $193,564,457)	$234,894,164
Cash	348
Foreign currencies, at value (cost $314,038)	317,265
Dividends receivable	366,920
Receivable for capital shares issued	1,167
Reclaims receivable	275,879
Prepaid expenses	928

Total Assets	235,856,671

Liabilities:
Payable for capital shares redeemed	296,741
Accrued expenses and other payables:
Investment advisory fees	155,411
Fund administration fees	11,093
Administrative servicing fees	100,273
Accounting and transfer agent fees	8,402
Trustee fees	1,418
Custodian fees	737
Compliance program costs (Note 3)	1,397
Professional fees	7,387
Printing fees	18,329
Other	14,386

Total Liabilities	615,574

Net Assets	$235,241,097

Represented by:
Capital	$193,373,225
Accumulated undistributed net investment income	283,872
Accumulated net realized gains from investment and foreign currency transactions	230,140
Net unrealized appreciation/(depreciation) from investments	41,329,707
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	24,153

Net Assets	$235,241,097

Net Assets:
Class III Shares	$235,241,097

Total	$235,241,097

Shares Outstanding (unlimited number of shares authorized):
Class III Shares	18,824,732

Total	18,824,732

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class III Shares	$12.50

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	13

Statement of Operations

For the Year Ended December 31, 2010

Templeton NVIT International Value Fund
INVESTMENT INCOME:
Dividend income	$9,432,605
Interest income	37
Foreign tax withholding	(890,713)

Total Income	8,541,929

EXPENSES:
Investment advisory fees	2,138,460
Fund administration fees	130,369
Administrative servicing fees Class III Shares	427,694
Professional fees	37,378
Printing fees	34,775
Trustee fees	8,395
Custodian fees	11,647
Accounting and transfer agent fees	6,833
Compliance program costs (Note 3)	534
Other	13,008

Total expenses before earnings credit	2,809,093

Earnings credit (Note 5)	(4)

Net expenses	2,809,089

NET INVESTMENT INCOME	5,732,840

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	27,898,143
Net realized losses from forward and foreign currency transactions (Note 2)	(270,758)

Net realized gains from investment, forward and foreign currency transactions	27,627,385

Net change in unrealized appreciation/(depreciation) from investments	(17,808,658)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	33,553

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(17,775,105)

Net realized/unrealized gains from investments, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	9,852,280

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,585,120

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Statements of Changes in Net Assets

	Templeton NVIT International Value Fund
	Year Ended December 31, 2010	Period Ended December 31, 2009 (a)
Operations:
Net investment income	$5,732,840	$1,462,577
Net realized gains from investment and foreign currency transactions	27,627,385	5,275,089
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(17,775,105)	59,128,965

Change in net assets resulting from operations	15,585,120	65,866,631

Distributions to Shareholders From:
Net investment income:
Class III	(5,196,776)	(1,092,326)
Net realized gains:
Class III	(32,703,118)	(549,704)

Change in net assets from shareholder distributions	(37,899,894)	(1,642,030)

Change in net assets from capital transactions	(71,985,624)	265,316,894

Change in net assets	(94,300,398)	329,541,495

Net Assets:
Beginning of year	329,541,495	—

End of year	$235,241,097	$329,541,495

Accumulated undistributed net investment income at end of year	$283,872	$60,349

CAPITAL TRANSACTIONS:
Class III Shares
Proceeds from shares issued	$28,729,535	$290,732,950
Dividends reinvested	37,899,894	1,642,030
Cost of shares redeemed	(138,615,053)	(27,058,086)

Total Class III	(71,985,624)	265,316,894

Change in net assets from capital transactions	$(71,985,624)	$265,316,894

SHARE TRANSACTIONS:
Class III Shares
Issued	2,158,569	25,634,190
Reinvested	3,047,555	121,443
Redeemed	(10,081,875)	(2,055,150)

Total Class III Shares	(4,875,751)	23,700,483

Total change in shares	(4,875,751)	23,700,483

Amount designated as “—” is zero or has been rounded to zero.

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Templeton NVIT International Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Redemption Fees	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnovers
Class III Shares
Year Ended December 31, 2010 (d)	$13.90	0.27	0.51	0.78	(0.27)	(1.91)	—	(2.18)	$12.50	6.35%	$235,241,097	0.99%	2.01%	0.99%	13.39%
Period Ended December 31, 2009 (d)(e)	$10.00	0.10	3.98	4.08	(0.16)	(0.02)	—	(0.18)	$13.90	41.16%	$329,541,495	1.00%	0.94%	1.00%	13.06%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2010

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Templeton NVIT International Value Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$3,372,474	$3,319,998	$—	$6,692,472
Air Freight & Logistics	—	3,350,266	—	3,350,266
Airlines	—	3,048,054	—	3,048,054
Auto Components	—	3,784,516	—	3,784,516
Capital Markets	1,936,048	—	—	1,936,048
Chemicals	—	2,117,242	—	2,117,242
Commercial Banks	6,920,157	20,055,391	—	26,975,548
Communications Equipment	—	3,413,023	—	3,413,023
Computers & Peripherals	—	1,384,934	—	1,384,934
Construction Materials	—	1,773,429	—	1,773,429
Diversified Financial Services	—	4,063,202	—	4,063,202
Diversified Telecommunication Services	—	24,100,860	—	24,100,860
Electric Utilities	—	6,155,582	—	6,155,582
Electrical Equipment	—	2,898,993	—	2,898,993
Energy Equipment & Services	—	63,316	—	63,316
Food & Staples Retailing	—	1,149,561	—	1,149,561
Food Products	1,884	4,144,885	—	4,146,769
Health Care Providers & Services	—	3,021,592	—	3,021,592
Household Durables	—	2,122,125	—	2,122,125
Industrial Conglomerates	—	11,419,128	—	11,419,128
Insurance	—	13,222,082	—	13,222,082
Media	—	5,873,705	—	5,873,705
Metals & Mining	967,040	—	—	967,040
Multi-Utilities	—	1,805,803	—	1,805,803
Multiline Retail	—	2,193,702	—	2,193,702
Oil, Gas & Consumable Fuels	14,146,444	17,651,445	—	31,797,889

18	Annual Report 2010

Asset Type	Level 1	Level 2	Level 3	Total
Common Stocks (Continued)
Pharmaceuticals	$—	$16,181,537	$—	$16,181,537
Professional Services	—	6,017,635	—	6,017,635
Real Estate Management & Development	—	4,438,259	—	4,438,259
Semiconductors & Semiconductor Equipment	—	14,194,289	—	14,194,289
Software	—	7,435,526	—	7,435,526
Specialty Retail	—	2,202,331	—	2,202,331
Trading Companies & Distributors	—	1,259,468	—	1,259,468
Wireless Telecommunication Services	—	8,153,886	—	8,153,886
Total Common Stocks	27,344,047	202,015,765	—	229,359,812
Mutual Fund	5,534,352	—	—	5,534,352
Total	$32,878,399	$202,015,765	$—	$234,894,164

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfer between Level 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency as a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

As of December 31, 2010, the Fund had no forward foreign currency contracts outstanding.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010:

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Forward foreign currency contracts	$(14,128)
Total	$(14,128)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, litigation income, and non-deductable excise tax paid. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable year 2009 to 2010 remain subject to examination by the Internal Revenue Service.

20	Annual Report 2010

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA has selected Templeton Investment Counsel, LLC (“the Subadviser”) as subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Beginning May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

Prior to May 1, 2010, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.75%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $1,140,514 for the year ended December 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.87% for all share classes until at least April 30, 2011.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

As of December 31, 2010, the Fund had no cumulative potential reimbursements.

2010 Annual Report	21

Notes to Financial Statements (Continued)

December 31, 2010

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of the Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class III shares of the Fund.

For the year ended December 31, 2010, NFS received $427,694 in Administrative Services fees from the Fund.

22	Annual Report 2010

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $534.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions of Class III shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $5,828.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $9,991.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $35,933,427 and sales of $121,266,228 (excluding short-term securities).

2010 Annual Report	23

Notes to Financial Statements (Continued)

December 31, 2010

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,688,914	$19,210,980	$37,899,894	$—	$37,899,894

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,642,030	$—	$1,642,030	$—	$1,642,030

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation / (Depreciation)*	Total Accumulated Earnings (Deficit)
$286,118	$247,090	$533,208	$—	$—	$41,334,664	$41,867,872

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

24	Annual Report 2010

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
$193,583,653	$46,200,123	$(4,889,612)	$41,310,511

2010 Annual Report	25

2

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton NVIT International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton NVIT International Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

26	Annual Report 2010

Supplemental Information

(Unaudited)

Templeton NVIT International Value Fund

Other Federal Tax Information

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2010, the foreign tax credit for the Fund was $905,507 or $0.0481 per outstanding share.

The Fund designates $19,210,980, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2010 Annual Report	27

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

28	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	29

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

30	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	31

Van Kampen NVIT Comstock Value Fund

AnnualReport

December 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Supplemental Information

24	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CVAL (2/11)

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Message to Shareholders

December 31, 2010

Dear Shareholder,

The overall U.S. economy realized better-than-expected stock-market returns for 2010, with the broad-market Standard & Poor’s 500® (S&P 500) Index returning 15.06%. In addition, the National Bureau of Economic Research recently announced that the recession ended in June 2009.

Nonetheless, many of us agree that, to date, this “recovery” is not making us feel recovered. Housing values remain stubbornly low and unemployment levels are painfully high. State and municipal budget shortfalls are threatening stability and consumer confidence. Without continued federal and state government spending, sustaining a real recovery will be difficult. Increases in government deficits, however, jeopardize long-term economic prosperity. Corporate profits are healthier now than they were in 2009. The reinvestment of corporate gains into future earnings growth opportunities and dividends will be necessary to nurture long-term stock market health.

We recognize that as an investor today, you are facing many challenges. Like most of us, you have become increasingly responsible for your own retirement security. Choosing and sticking to a retirement investment plan can be an overwhelming task, especially amid troubled economic conditions.

The good news is that you are not alone. We are dedicated to providing premier investment solutions that will help you plan for and live in retirement. One great way to move toward financial independence is to work with a professional, develop a financial plan, and then stay true to your plan in good times and bad. Taking a long-term view mitigates the stress of changing day-to-day market conditions. Through decades of changing economic cycles, we have safely negotiated the path for many investors, helping them reach their retirement goals.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

2010 Annual Report	1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Value funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in derivatives, real estate investment trusts (REITs), and in stocks of small and mid-sized companies.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par

2	Annual Report 2010

outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market—specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Invesco Advisers, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Invesco Advisers, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2010 Annual Report	3

Summary of Market Environment

December 31, 2010

Investors struggled during the first quarter of 2010 with lingering concerns about high levels of unemployment, personal debt and government fiscal debt. Overall, the economic climate was uncertain, which manifested itself in sharply choppy market movements. Conditions seemed to improve by the end of the first quarter as investors saw upward movement in U.S. and foreign stocks and gold, as well as in corporate, high-yield and municipal bonds. Yet, despite such positive signs, the pace and direction of the economic recovery remained uncertain.

In the second quarter, economic growth slowed significantly and the markets proved to be extremely volatile. The rate of housing sales and lending activity plummeted, and many of the measures that showed some improvement during the first quarter reversed direction. Figures related to jobs, sales and exports that had been on the increase fell significantly.

By the end of third quarter, even though the National Bureau of Economic Research announced that the “Great Recession” had ended in June 2009, consumers and investors were still apprehensive. The housing market continued to be in trouble and unemployment levels remained high. The number of discouraged workers, people who are unemployed and have stopped looking for work, had spiked since the recession began.

With the fourth quarter came a rebound that provided retailers with a good holiday season. The stock market reported a strong finish with the Standard & Poor’s 500® (S&P 500) Index returning 15.1% for the year. December was a particularly solid period, with the S&P 500 returning 6.7% for the month and 10.8% for the quarter. Small-company stocks, as represented by the Russell 2000® Index, and the real estate market, as represented by the FTSE NAREIT® Equity REITs Index, returned 26.9% and 28.0%, respectively, for the fourth quarter.

On August 26, 2010, Federal Reserve Board Chairman Ben Bernanke suggested that the Federal Reserve was prepared to take additional measures to keep interest rates low and to stimulate the economy. For the economy to fully recover, a more investment-friendly environment is necessary. Along with improvements in industrial production, consumer spending and gross domestic product (GDP) promoted market gains.

During 2010, the bond market was affected by the European sovereign debt crisis, which significantly influenced prices in that region and in the United States. Throughout the first three quarters of 2010, U.S. Treasuries experienced a significant run-up in prices and returns, but the Treasury market declined during the fourth quarter as money flowed in great volume out of fixed-income investments in favor of riskier opportunities. In fact, retail investors withdrew a record $8.6 billion from bond funds during the second half of December. If the expected improvement in corporate earnings is realized, and investors continue to shift their investment capital into riskier assets (especially equities), bond yields will remain under downward pressure.

U.S. Treasuries, as measured by the Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index, and intermediate bonds, as measured by the Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index, returned 9.4% and 7.8%, respectively, for 2010.

4	Annual Report 2010

Van Kampen NVIT Comstock Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2010, the Van Kampen NVIT Comstock Value Fund (Class I at NAV) returned 15.77% versus 15.51% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Equity Income Funds (consisting of 61 funds as of December 31, 2010) was 15.08% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s consumer discretionary exposure acted as the largest contributor to relative and absolute Fund returns. The Fund’s notable overweight in the sector, combined with strong holdings, had a positive impact on Fund performance. Specifically, the Fund’s holdings in media companies Comcast Corp. and Viacom Inc. made significant contributions to Fund results; both stocks posted strong double-digit returns during the reporting period.

Fund holdings in the financials sector were primary drivers of relative Fund performance versus the benchmark index. Specifically, the Fund’s overweight in the property and casualty insurance industry enhanced Fund returns. Property and casualty insurer The Chubb Corp. was one of the largest holdings in the Fund for much of 2010. Chubb’s strong performance reflected a strong balance sheet and a well-diversified, conservative underwriting platform that allowed the company to operate well in a difficult pricing environment.

What areas of investment detracted from Fund performance?

The technology sector was the largest detractor from relative Fund performance during the reporting period. Among technology stocks, the Fund’s overweight exposure combined with poorly performing Fund holdings among hardware and select Internet-related companies dampened Fund returns. More specifically, the unexpected departure of Hewlett-Packard Co.’s CEO resulted in a large but temporary drop in share prices. Shares of Yahoo! Inc., a relatively new addition to the Fund’s holdings, were weak as investors questioned the rate and sustainability of the recovery in advertising and the economic environment in general.

The Fund’s holdings in materials stocks and a small overweight position in the health-care sector also detracted from Fund results versus the benchmark index.

What is your outlook for the near term?

Toward the end of the reporting period, we pared down the Fund’s exposure to select insurance and media names, using the proceeds to opportunistically increase the Fund’s energy and industrials exposure.

We believe that market volatility and the market correction that began in the second quarter of 2010 have created opportunities to invest in companies with attractive valuations. Our contrarian philosophy and deep value approach of buying extremely undervalued companies capitalize on market volatility and periods of down markets as value is created for new investment opportunities.

Subadviser:

Invesco Advisers, Inc.

Portfolio Managers:

Devin Armstrong, CFA; Kevin Holt; Jason Leder; Matthew Seinsheimer, CFA; and James Warwick

2010 Annual Report	5

Fund Performance	Van Kampen NVIT Comstock Value Fund

Average Annual Total Return1

(For periods ended December 31, 2010)

	1 Yr.	5 Yr.	10 Yr.
Class I2	15.77%	1.23%	1.19%
Class II3	15.45%	0.91%	0.95%
Class IV3	15.64%	1.25%	1.20%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]

These returns until the creation of the Class II shares (March 28, 2003) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II and therefore are lower than the annual returns of Class I.

Expense Ratios

Expense Ratio*
Class I	1.00%
Class II	1.25%
Class IV	1.00%
*	Current effective prospectus dated October 15, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Van Kampen NVIT Comstock Value Fund versus performance of the Russell 1000 Value Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 1000 Value Index offers investors insight into the large-cap value segment of the U.S. equity universe. The Russel 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager’s opportunity set.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6	Annual Report 2010

Shareholder Expense Example	Van Kampen NVIT Comstock Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2010

Van Kampen NVIT Comstock Value Fund			Beginning Account Value ($) 07/01/10	Ending Account Value ($) 12/31/10	Expenses Paid During Period ($) 07/01/10 -12/31/10[a]	Expense Ratio During Period (%) 07/01/10 -12/31/10[a]
Class I Shares	Actual		1,000.00	1,232.60	5.68	1.01
	Hypothetical	[b]	1,000.00	1,020.11	5.14	1.01
Class II Shares	Actual		1,000.00	1,230.90	7.09	1.26
	Hypothetical	[b]	1,000.00	1,018.85	6.41	1.26
Class IV Shares	Actual		1,000.00	1,232.60	5.68	1.01
	Hypothetical	[b]	1,000.00	1,020.11	5.14	1.01

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report	7

Portfolio Summary December 31, 2010	Van Kampen NVIT Comstock Value Fund

Asset Allocation
Common Stocks	98.2%
Mutual Fund	1.9%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Industries †
Media	14.2%
Pharmaceuticals	8.4%
Oil, Gas & Consumable Fuels	6.4%
Insurance	6.4%
Diversified Financial Services	6.4%
Capital Markets	4.7%
Energy Equipment & Services	4.1%
Health Care Providers & Services	3.9%
Internet Software & Services	3.7%
Industrial Conglomerates	3.5%
Other Industries	38.3%

100.0%

Top Holdings †
Comcast Corp., Class A	5.2%
Viacom, Inc., Class B	3.7%
International Paper Co.	3.0%
JPMorgan Chase & Co.	3.0%
Pfizer, Inc.	2.7%
Halliburton Co.	2.4%
Chubb Corp.	2.2%
Chevron Corp.	2.2%
Bank of New York Mellon Corp. (The)	2.1%
eBay, Inc.	2.0%
Other Holdings	71.5%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

8	Annual Report 2010

Statement of Investments

December 31, 2010

Van Kampen NVIT Comstock Value Fund

Common Stocks 98.2%

	Shares	Market Value

Aerospace & Defense 1.3%
Honeywell International, Inc.	46,769	$2,486,240

Automobiles 0.7%
General Motors Co.*	38,312	1,412,180

Beverages 1.5%
Coca-Cola Co. (The)	33,548	2,206,452
PepsiCo, Inc.	8,757	572,095

		2,778,547

Capital Markets 4.7%
Bank of New York Mellon Corp. (The)	131,700	3,977,340
Goldman Sachs Group, Inc. (The)	11,783	1,981,430
Morgan Stanley	74,572	2,029,104
State Street Corp.	17,965	832,498

		8,820,372

Chemicals 0.4%
E. I. du Pont de Nemours & Co.	15,437	769,998

Commercial Banks 3.4%
PNC Financial Services Group, Inc.	43,118	2,618,125
U.S. Bancorp	54,073	1,458,349
Wells Fargo & Co.	73,231	2,269,428

		6,345,902

Communications Equipment 0.9%
Cisco Systems, Inc.*	81,355	1,645,812

Computers & Peripherals 2.8%
Dell, Inc.*	143,721	1,947,419
Hewlett-Packard Co.	80,428	3,386,019

		5,333,438

Diversified Financial Services 6.4%
Bank of America Corp.	271,165	3,617,341
Citigroup, Inc.*	582,079	2,753,234
JPMorgan Chase & Co.	132,752	5,631,340

		12,001,915

Diversified Telecommunication Services 3.0%
AT&T, Inc.	80,857	2,375,579
Verizon Communications, Inc.	91,908	3,288,468

		5,664,047

Electric Utilities 1.2%
American Electric Power Co., Inc.	23,651	850,963
FirstEnergy Corp.	38,026	1,407,722

		2,258,685

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 0.8%
Emerson Electric Co.	27,443	$1,568,916

Energy Equipment & Services 4.1%
Halliburton Co.	111,751	4,562,793
Noble Corp.	26,911	962,607
Weatherford International Ltd.*	96,401	2,197,943

		7,723,343

Food & Staples Retailing 3.1%
CVS Caremark Corp.	84,437	2,935,874
Wal-Mart Stores, Inc.	55,029	2,967,714

		5,903,588

Food Products 3.0%
Kraft Foods, Inc., Class A	84,366	2,658,373
Unilever NV NYRS	93,184	2,925,977

		5,584,350

Health Care Providers & Services 3.9%
Cardinal Health, Inc.	73,697	2,823,332
UnitedHealth Group, Inc.	91,129	3,290,668
WellPoint, Inc.*	22,658	1,288,334

		7,402,334

Household Products 0.3%
Procter & Gamble Co. (The)	9,078	583,988

Industrial Conglomerates 3.5%
General Electric Co.	146,779	2,684,588
Textron, Inc.	53,473	1,264,102
Tyco International Ltd.	64,452	2,670,891

		6,619,581

Information Technology Services 0.9%
Accenture PLC, Class A	24,012	1,164,342
Western Union Co. (The)	25,669	476,673

		1,641,015

Insurance 6.4%
Aflac, Inc.	18,596	1,049,372
Chubb Corp.	70,852	4,225,613
MetLife, Inc.	62,828	2,792,076
Torchmark Corp.	21,756	1,299,704
Travelers Cos., Inc. (The)	47,484	2,645,334

		12,012,099

Internet Software & Services 3.7%
eBay, Inc.*	137,834	3,835,920
Yahoo!, Inc.*	192,691	3,204,452

		7,040,372

2010 Annual Report	9

Statement of Investments (Continued)

December 31, 2010

Van Kampen NVIT Comstock Value Fund

Common Stocks (continued)

	Shares	Market Value

Machinery 1.4%
Ingersoll-Rand PLC	54,248	$2,554,538

Media 14.2%
Comcast Corp., Class A	448,994	9,864,398
DIRECTV Group, Inc. (The), Class A*	28,729	1,147,149
News Corp., Class B	158,712	2,606,051
Time Warner Cable, Inc.	49,582	3,273,899
Time Warner, Inc.	90,398	2,908,104
Viacom, Inc., Class B	178,831	7,083,496

		26,883,097

Metals & Mining 1.8%
Alcoa, Inc.	222,893	3,430,323

Multi-Utilities 0.3%
Sempra Energy	11,193	587,409

Multiline Retail 1.2%
J.C. Penney Co., Inc.	28,309	914,664
Macy’s, Inc.	24,335	615,675
Target Corp.	12,909	776,218

		2,306,557

Oil, Gas & Consumable Fuels 6.4%
BP PLC ADR-UK	40,789	1,801,650
Chevron Corp.	45,406	4,143,298
ConocoPhillips	26,709	1,818,883
Royal Dutch Shell PLC, Class A ADR-NL	45,977	3,070,344
Total SA ADR-FR	25,051	1,339,727

		12,173,902

Paper & Forest Products 3.0%
International Paper Co.	206,917	5,636,419

Personal Products 0.5%
Avon Products, Inc.	31,680	920,621

Pharmaceuticals 8.4%
Abbott Laboratories	29,353	1,406,302
Bristol-Myers Squibb Co.	126,960	3,361,901
GlaxoSmithKline PLC ADR-UK	28,377	1,112,946
Merck & Co., Inc.	98,990	3,567,599
Pfizer, Inc.	293,392	5,137,294
Roche Holding AG ADR-CH	34,032	1,247,273

		15,833,315

Semiconductors & Semiconductor Equipment 1.5%
Intel Corp.	87,164	1,833,059
KLA-Tencor Corp.	24,306	939,184

		2,772,243

Common Stocks (continued)

	Shares	Market Value

Software 0.6%
Microsoft Corp.	40,439	$1,129,057

Specialty Retail 2.0%
Home Depot, Inc.	52,718	1,848,293
Lowe’s Cos., Inc.	73,750	1,849,650

		3,697,943

Wireless Telecommunication Services 0.9%
Vodafone Group PLC ADR-UK	67,883	1,794,148

Total Common Stocks (cost $152,881,119)		185,316,294

Mutual Fund 1.9%

Money Market Fund 1.9%
Invesco Liquid Assets Portfolio — Institutional Class, 0.19% (a)	3,622,075	3,622,075

Total Mutual Fund (cost $3,622,075)		3,622,075

Total Investments (cost $156,503,194) (b) — 100.1%		188,938,369
Liabilities in excess of other assets — (0.1%)		(245,429)

NET ASSETS — 100.0%		$188,692,940

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

FR	France

Ltd.	Limited

NL	Netherlands

NV	Publicly Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

SA	Stock Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2010

Statement of Assets and Liabilities

December 31, 2010

Van Kampen NVIT Comstock Value Fund
Assets:
Investments, at value (cost $156,503,194)	$188,938,369
Cash	135
Dividends receivable	204,180
Receivable for investments sold	169,998
Receivable for capital shares issued	2,359
Prepaid expenses	562

Total Assets	189,315,603

Liabilities:
Payable for investments purchased	263,973
Payable for capital shares redeemed	129,902
Accrued expenses and other payables:
Investment advisory fees	109,460
Fund administration fees	10,548
Distribution fees	26,426
Administrative servicing fees	58,499
Accounting and transfer agent fees	2,280
Trustee fees	706
Custodian fees	338
Compliance program costs (Note 3)	75
Professional fees	13,274
Printing fees	4,229
Other	2,953

Total Liabilities	622,663

Net Assets	$188,692,940

Represented by:
Capital	$261,501,124
Accumulated undistributed net investment income	10,189
Accumulated net realized losses from investment transactions	(105,253,548)
Net unrealized appreciation/(depreciation) from investments	32,435,175

Net Assets	$188,692,940

Net Assets:
Class I Shares	$42,365,519
Class II Shares	125,809,524
Class IV Shares	20,517,897

Total	$188,692,940

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,182,552
Class II Shares	12,481,077
Class IV Shares	2,025,335

Total	18,688,964

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.13
Class II Shares	$10.08
Class IV Shares	$10.13

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	11

Statement of Operations

For the Year Ended December 31, 2010

Van Kampen NVIT Comstock Value Fund
INVESTMENT INCOME:
Dividend income	$4,191,041
Other income	27
Foreign tax withholding	(3,402)

Total Income	4,187,666

EXPENSES:
Investment advisory fees	1,318,598
Fund administration fees	107,485
Distribution fees Class II Shares	322,674
Administrative servicing fees Class I Shares	63,532
Administrative servicing fees Class II Shares	193,606
Administrative servicing fees Class IV Shares	29,848
Professional fees	31,343
Printing fees	80,927
Trustee fees	6,123
Custodian fees	7,371
Accounting and transfer agent fees	2,555
Compliance program costs (Note 3)	577
Other	10,200

Total expenses before earnings credit	2,174,839

Earnings credit (Note 4)	(4)

Net Expenses	2,174,835

NET INVESTMENT INCOME	2,012,831

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	6,823,299
Net change in unrealized appreciation/(depreciation) from investments	17,314,984

Net realized/unrealized gains from investments	24,138,283

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,151,114

The accompanying notes are an integral part of these financial statements.

12	Annual Report 2010

Statements of Changes in Net Assets

	Van Kampen NVIT Comstock Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income	$2,012,831	$2,110,596
Net realized gains/(losses) from investment transactions	6,823,299	(42,794,587)
Net change in unrealized appreciation from investments	17,314,984	74,859,209

Change in net assets resulting from operations	26,151,114	34,175,218

Distributions to Shareholders From:
Net investment income:
Class I	(630,704)	(463,749)
Class II	(1,615,355)	(947,687)
Class IV	(297,449)	(255,567)

Change in net assets from shareholder distributions	(2,543,508)	(1,667,003)

Change in net assets from capital transactions	14,900,246	(40,403,796)

Change in net assets	38,507,852	(7,895,581)

Net Assets:
Beginning of year	150,185,088	158,080,669

End of year	$188,692,940	$150,185,088

Accumulated undistributed net investment income at end of year	$10,189	$540,748

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,442,485	$9,602,985
Dividends reinvested	630,704	463,749
Cost of shares redeemed	(10,433,858)	(20,500,129)

Total Class I	(6,360,669)	(10,433,395)

Class II Shares
Proceeds from shares issued	54,968,199	25,816,426
Dividends reinvested	1,615,355	947,687
Cost of shares redeemed	(32,002,119)	(46,691,615)

Total Class II	24,581,435	(19,927,502)

Class IV Shares
Proceeds from shares issued	687,606	687,241
Dividends reinvested	297,449	255,567
Cost of shares redeemed	(4,305,575)	(10,985,707)

Total Class IV	(3,320,520)	(10,042,899)

Change in net assets from capital transactions	$14,900,246	$(40,403,796)

SHARE TRANSACTIONS:
Class I Shares
Issued	376,297	1,319,917
Reinvested	67,304	67,057
Redeemed	(1,138,881)	(2,882,455)

Total Class I Shares	(695,280)	(1,495,481)

2010 Annual Report	13

Statements of Changes in Net Assets (Continued)

	Van Kampen NVIT Comstock Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Class II Shares
Issued	6,103,987	3,939,716
Reinvested	173,302	140,525
Redeemed	(3,479,966)	(6,798,890)

Total Class II Shares	2,797,323	(2,718,649)

Class IV Shares
Issued	75,776	96,077
Reinvested	31,725	37,506
Redeemed	(471,942)	(1,638,695)

Total Class IV Shares	(364,441)	(1,505,112)

Total change in shares	1,737,602	(5,719,242)

The accompanying notes are an integral part of these financial statements.

14	Annual Report 2010

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Van Kampen NVIT Comstock Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2010 (c)	$8.88	0.11	1.28	1.39	(0.14)	–	(0.14)	$10.13	15.77%	$42,365,519	0.97%	1.22%	0.97%	34.99%
Year Ended December 31, 2009 (c)	$6.99	0.11	1.86	1.97	(0.08)	–	(0.08)	$8.88	28.55%	$43,338,047	0.96%	1.52%	0.96%	36.39%
Year Ended December 31, 2008	$11.50	0.20	(4.38)	(4.18)	(0.19)	(0.14)	(0.33)	$6.99	(36.99%)	$44,542,409	0.94%	2.03%	0.94%	44.30%
Year Ended December 31, 2007	$12.54	0.23	(0.49)	(0.26)	(0.22)	(0.56)	(0.78)	$11.50	(2.22%)	$93,367,104	0.87%	1.78%	0.87%	29.74%
Year Ended December 31, 2006	$11.53	0.23	1.55	1.78	(0.21)	(0.56)	(0.77)	$12.54	15.91%	$112,029,051	0.93%	1.84%	0.93%	25.62%

Class II Shares
Year Ended December 31, 2010 (c)	$8.84	0.09	1.27	1.36	(0.12)	–	(0.12)	$10.08	15.45%	$125,809,524	1.22%	0.97%	1.22%	34.99%
Year Ended December 31, 2009 (c)	$6.96	0.09	1.86	1.95	(0.07)	–	(0.07)	$8.84	28.27%	$85,611,402	1.24%	1.30%	1.24%	36.39%
Year Ended December 31, 2008	$11.45	0.16	(4.35)	(4.19)	(0.16)	(0.14)	(0.30)	$6.96	(37.22%)	$86,316,563	1.28%	1.68%	1.28%	44.30%
Year Ended December 31, 2007	$12.50	0.17	(0.48)	(0.31)	(0.18)	(0.56)	(0.74)	$11.45	(2.61%)	$316,794,259	1.21%	1.42%	1.21%	29.74%
Year Ended December 31, 2006	$11.50	0.16	1.58	1.74	(0.18)	(0.56)	(0.74)	$12.50	15.56%	$204,233,443	1.26%	1.45%	1.26%	25.62%

Class IV Shares
Year Ended December 31, 2010 (c)	$8.89	0.11	1.27	1.38	(0.14)	–	(0.14)	$10.13	15.64%	$20,517,897	0.97%	1.22%	0.97%	34.99%
Year Ended December 31, 2009 (c)	$6.99	0.11	1.87	1.98	(0.08)	–	(0.08)	$8.89	28.69%	$21,235,639	0.96%	1.56%	0.96%	36.39%
Year Ended December 31, 2008	$11.50	0.20	(4.37)	(4.17)	(0.20)	(0.14)	(0.34)	$6.99	(36.96%)	$27,221,697	0.90%	2.07%	0.90%	44.30%
Year Ended December 31, 2007	$12.54	0.23	(0.49)	(0.26)	(0.22)	(0.56)	(0.78)	$11.50	(2.19%)	$48,991,872	0.83%	1.81%	0.83%	29.74%
Year Ended December 31, 2006	$11.53	0.23	1.55	1.78	(0.21)	(0.56)	(0.77)	$12.54	15.94%	$58,521,276	0.90%	1.86%	0.90%	25.62%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report	15

Notes to Financial Statements

December 31, 2010

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Van Kampen NVIT Comstock Value Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based upon the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

16	Annual Report 2010

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type*	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$185,316,294	$—	$—	$185,316,294
Mutual Fund	3,622,075	—	—	3,622,075
Total	$188,938,369	$—	$—	$188,938,369

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

2010 Annual Report	17

Notes to Financial Statements (Continued)

December 31, 2010

(d)	Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Beginning June 1, 2010, NFA has selected Invesco Advisers, Inc. (“the Subadviser”) (formerly known as Van Kampen Asset Management) as subadviser for the Fund. Prior to June 1, 2010, Van Kampen Asset Management was the subadviser for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing bais, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.80%
$50 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

18	Annual Report 2010

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $598,969 for the year ended December 31, 2010.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of the Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%
*

The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Fund were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2010, NFS received $286,986 in Administrative Services fees from the Fund.

2010 Annual Report	19

Notes to Financial Statements (Continued)

December 31, 2010

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $577.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5.  Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $80,768,112 and sales of $63,712,230 (excluding short-term securities).

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

20	Annual Report 2010

7.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,543,508	$—	$2,543,508	$—	$2,543,508

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,667,003	$—	$1,667,003	$—	$1,667,003

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$10,189	$—	$10,189	$—	$(92,898,168)	$20,079,795	$(72,808,184)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$168,858,574	$25,670,318	$(5,590,523)	$20,079,795

As of December 31, 2010, for Federal income tax purposes, the Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires
$30,488,260	2016
$62,409,908	2017

2010 Annual Report	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Van Kampen NVIT Comstock Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen NVIT Comstock Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2011

22	Annual Report 2010

Supplemental Information

(Unaudited)

Van Kampen NVIT Comstock Value Fund

Other Federal Tax Information

For the taxable period ended December 31, 2010, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 91.37%.

2010 Annual Report	23

Management Information

December 31, 2010 (Unaudited)

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	86	None

24	Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years (or longer)[2]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report	25

Management Information (Continued)

December 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].	N/A	N/A
Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

26	Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report	27

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a) (1)   Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Charles E. Allen, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended December 31, 2009, and December 31, 2010.

	2009	2010

Audit Fees	$836,842	$772,728
Audit-Related Fees	$136,367	$26,445
Tax Fees	$381,928	$258,444
All Other Fees	$0	$0

Total	$1,355,137	$1,057,717

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2009, and December 31, 2010.

	2009	2010

Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2009, and December 31, 2010:

	2009	2010

Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None

Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2009, and December 31, 2010:

	2009	2010

Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended December 31, 2010, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended December 31, 2009, and December 31, 2010, were $0 and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.	Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Instruction of paragraph (a)

Schedule I - Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I – Investments in securities of unaffiliated issuers need not be audited.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested. This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Joseph A. Finelli
Name: Joseph A. Finelli
Title: Principal Financial Officer
Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael S. Spangler
Name: Michael S. Spangler
Title: Principal Executive Officer
Date: February 28, 2011

By (Signature and Title)*	/s/ Joseph A. Finelli
Name: Joseph A. Finelli
Title: Principal Financial Officer
Date: February 28, 2011

* Print the name and title of each signing officer under his or her signature.